UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-9301

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
(Exact name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

Stewart P. Greene, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: September 30

Date of reporting period: April 1, 2006 - September 30, 2006

Item 1. Reports to Stockholders.

Growth Equity

Growth & Income

International Equity

Large-Cap Growth

Large-Cap Value

Mid-Cap Growth

Mid-Cap Value

Small-Cap Equity

Large-Cap Growth Index

Large-Cap Value Index

Equity Index

S&P 500 Index

Mid-Cap Growth Index

Mid-Cap Value Index

Mid-Cap Blend Index

Small-Cap Growth Index

Small-Cap Value Index

Small-Cap Blend Index

International Equity Index

Social Choice Equity

Real Estate Securities

Managed Allocation II

Bond

Bond Plus II

Short Term Bond II

High-Yield II

Tax-Exempt Bond II

Inflation-Linked Bond

Money Market

2006 ANNUAL REPORT

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS
INSTITUTIONAL CLASS

SEPTEMBER 30, 2006
Audited financial statements including summary portfolios of investments

PERFORMANCE OVERVIEW AS OF SEPTEMBER 30, 2006

Institutional Class		Average annual compound rates of total return			Total return

EQUITIES	Inception date	1 year	5 years	Since inception	Since inception

Growth Equity	7/1/1999	2.91%	3.27%	–4.05%	—
Growth & Income	7/1/1999	10.87	6.13	0.75	—
International Equity	7/1/1999	20.60	15.17	7.96	—
Large-Cap Growth	3/31/2006	—	—	—	–3.20%
Large-Cap Value	10/1/2002	14.47	—	19.92	—
Mid-Cap Growth	10/1/2002	2.72	—	19.68	—
Mid-Cap Value	10/1/2002	12.68	—	24.57	—
Small-Cap Equity	10/1/2002	10.15	—	20.82	—
Large-Cap Growth Index	10/1/2002	5.94	—	12.32	—
Large-Cap Value Index	10/1/2002	14.54	—	18.80	—
Equity Index	7/1/1999	10.08	7.92	2.08	—
S&P 500 Index	10/1/2002	10.70	—	15.06	—
Mid-Cap Growth Index	10/1/2002	6.88	—	20.00	—
Mid-Cap Value Index	10/1/2002	12.10	—	22.76	—
Mid-Cap Blend Index	10/1/2002	9.34	—	21.45	—
Small-Cap Growth Index	10/1/2002	5.66	—	18.46	—
Small-Cap Value Index	10/1/2002	13.79	—	21.92	—
Small-Cap Blend Index	10/1/2002	9.80	—	20.21	—
International Equity Index	10/1/2002	19.02	—	23.09	—
Social Choice Equity	7/1/1999	9.77	7.93	2.01	—
Real Estate Securities	10/1/2002	23.49	—	25.86	—

EQUITIES & FIXED INCOME
Managed Allocation II	3/31/2006	—	—	—	2.25

FIXED INCOME
Bond	7/1/1999	3.46	4.79	6.15	—
Bond Plus II	3/31/2006	—	—	—	3.62
Short-Term Bond II	3/31/2006	—	—	—	2.83
High-Yield II	3/31/2006	—	—	—	2.82
Tax-Exempt Bond II	3/31/2006	—	—	—	3.85
Inflation-Linked Bond	10/1/2002	1.70	—	5.24	—

Money Market	7/1/1999	4.70	2.32	3.33	—

NET ANNUALIZED YIELD
(7-day period ended 9/26/2006)		Current		Effective

Money Market Fund*		5.22%		5.36%

*

Investments in the TIAA-CREF Institutional Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org.

Understanding your report from TIAA-CREF Institutional Mutual Funds

This report contains information about the holdings and investment performance of the Institutional Class of TIAA-CREF Institutional Mutual Funds for the fiscal year that ended on September 30, 2006.

          The report includes a letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, that describes how returns from various asset classes differed during the fiscal year.

          A detailed explanation of how the funds’ investment results were achieved follows, beginning on page 9.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Annual report to investors

The following annual report contains the performance and financial statements for the Institutional Class of the TIAA-CREF Institutional Mutual Funds for the twelve-month period ended September 30, 2006. The financial statements include information about other share classes, which are not the subject of this report.

During most of the twelve months covered by this report, stock prices in markets throughout the world increased. The Russell 3000® Index, which measures the broad U.S. market, rose 10.2%, while the MSCI EAFE® Index, which measures stock performance in 21 foreign nations, soared 19.2%. As of September 30, 2006, the MSCI World IndexSM was up nearly 60% for the previous three years.

          For the reporting period, 12 of the 20 equity funds that offer Institutional Class shares and were in operation for the full reporting period achieved double-digit gains.

Profits keep pushing stock prices higher

U.S. stock prices were supported by earnings growth partly fueled by the world economy. Data released by the Commerce Department in September showed a 60% increase in U.S. corporate profits since the end of 2003. For the second quarter of 2006 alone, profits were up 18.5% from a year earlier.

          Investors worried, however, that higher interest rates might slow growth and compress profit margins. When the Federal Reserve announced in August that it was holding short-term interest rates steady—after a series of rate hikes stretching back to June 2004—stock prices moved upwards. Nearly half of the Russell 3000’s advance during the twelve-month period came from the 4.6% gain during the third quarter.

          Bond prices also rose following the Fed’s August announcement, and the Lehman Brothers U.S. Aggregate Index, which measures investment-grade U.S. bonds, returned 3.8% for the third quarter—its best three-month performance since 2002.

Financials and large caps lead the market

During the twelve-month period, the Russell 3000’s return was driven by the 19.2% gain of its financial sector, which made up nearly 23% of the market capitalization of the index as of September 30. The other sectors that outperformed the index as a whole were utilities, autos and transportation, materials and processing, and producer durables.

          Market leadership shifted to large capitalization stocks, although the performance gaps among the three cap sizes narrowed during the period. Large-caps returned 10.3%, versus the 9.9% and 9.6% gained by small caps and mid caps, respectively.

2 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

New funds offer broader diversification

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

To help you meet today’s investing challenges, we introduced six new funds in the Institutional Class on March 31, 2006. These included one new equity fund, four fixed-income funds and an asset allocation fund.

          With the addition of these funds, TIAA-CREF Institutional Mutual Funds now offer more opportunities for diversification in the fixed-income asset class. This report includes information about how the six new funds have performed during their first six months of operation.

          Among the 20 equity funds that had performance for the full fiscal year, returns ranged from 2.7% for the Mid-Cap Growth Fund to 23.5% for the Real Estate Securities Fund. The new Large-Cap Growth Fund returned –3.2% for the six months in which it was in operation.

          The Bond Fund and Inflation-Linked Bond Fund, which were in operation throughout the fiscal year, returned 3.5% and 1.7%, respectively. Among the four new fixed-income funds, returns for the first six months ranged from 2.8% for the High-Yield Fund II to 3.9% for the Tax-Exempt Bond Fund II.

          The Money Market Fund continued to benefit from rising interest rates and outperformed the average money market fund for the twelve months ended September 30, 2006.

          We understand that your allocation strategies depend on our delivering funds that provide pure exposure to a particular segment of the financial marketplace. Throughout the period, each of our funds remained fully invested in accordance with its objective in order to help you achieve yours.

/s/ Edward J. Grzybowski
Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended September 30, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of March 31 or September 30; Form N-Q lists holdings as of December 31 or June 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day management of the funds.

4 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Commercial paper refers to the short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with similar objectives whose performance can be compared with that of an individual mutual fund with a similar objective.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 5

Understanding investment risk

All investing involves an element of risk. In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk. A fund that operates in a limited area of either the stock or the bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund.

Call risk is the risk that during periods of declining interest rates, an issuer of a bond may “call” (i.e., redeem) a high-yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Illiquid security risk is the risk that investments in illiquid securities may be difficult to sell for their fair market value.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any particular period of time. Although certain funds attempt to closely track the investment performance of their indexes, they may not duplicate the composition of these indexes. In addition, a fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

6 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value, and that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that the stock of a company will lose value because the company is involved in a reorganization or some other special situation.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund will not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Risks of inflation-indexed bonds include the possibility that market values of inflation-indexed bonds may be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s style—whether growth-investing or value-investing—will pass out of favor in the marketplace for various periods of time.

Tax risk is the risk that the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income-bearing securities. Also, tax-exempt income from certain securities held by the fund may be a factor in determining whether an individual is subject to the alternative minimum tax (AMT), and such income may affect taxes paid under the AMT. A tax adviser should be consulted.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 7

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth Equity Fund | Large-cap growth stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Growth Equity Fund returned 2.91% for the Institutional Class, compared with the 6.04% gain of the fund’s benchmark, the Russell 1000® Growth Index, and the 4.56% average return for the fund’s peer group, the Morningstar Large Growth category.

Large-cap growth rises but again lags large-cap value

For the period, large-cap growth stocks posted respectable gains but continued to lag large-cap value issues: the return of the large-cap Russell 1000 Growth Index was less than half the 14.62% gain of its value counterpart.

          For the ten years ended September 30, 2006, large-cap growth produced an average annual return of 5.45%—far behind the 11.20% gain of large-cap value issues.

Largest sectors limit benchmark’s gain

For the period, eleven of the twelve industry sectors of the Russell 1000 Growth Index had positive returns, including six that posted double-digit gains. Returns for the largest sectors, however, were modest: technology, health care and consumer discretionary goods, which together made up nearly 60% of the benchmark’s market capitalization, returned 4.0%, 3.4% and 5.8%, respectively.

          The financial sector climbed 15.4%, but it constituted less than one-tenth of the benchmark. In contrast, financial stocks made up nearly 40% of the Russell 1000 Value Index, and double-digit gains in that sector drove that benchmark’s superior return.

Stock selections hamper fund’s return

The fund trailed its benchmark because of numerous stock selections that did not perform as anticipated. Among these were larger-than-benchmark weightings in medical-device maker St. Jude Medical, telecom company Qualcomm and eBay. Underweight positions in Johnson & Johnson and software maker Oracle also detracted from the fund’s return.

          The negative effects of these holdings were partly offset by several underweight positions in stocks that did poorly. These included semiconductor maker Intel and HMO UnitedHealth Group. Additional positive contributions to performance came from Google, computer company Network Appliance and oil field services provider Schlumberger, a nonbenchmark stock.

          On September 30, 2006, foreign securities made up 4.62% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 9

Growth Equity Fund | Large-cap growth stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006				Ticker symbol: TIEQX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Growth Equity Fund Institutional Class	2.91%	3.27%	–4.05%	17.45%	–25.91%

Benchmark:
Russell 1000 Growth Index[2]	6.04	4.42	–2.99	24.13	–19.76

Peer group:
Morningstar Large Growth	4.56	4.50	–1.51	25.29	–7.89

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

10 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would be worth $7,409 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the changes in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 22.43%, for the quarter ended December 31, 1999
Worst quarter: –22.50%, for the quarter ended March 31, 2001

†	Does not include returns from July 1, 1999, through September 30, 1999

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 11

Growth Equity Fund | Large-cap growth stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$970.81		$0.69
5% annual hypothetical return	1,000.00	1,024.36	†	0.71

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.14%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for various other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	98.00
$1 billion–$5 billion	1.79
Under $1 billion	0.21

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
CUSIP	87244W201
Net assets of fund (9/30/2006)	$90.14 million

12 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth & Income Fund | Dividend-paying stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Growth & Income Fund returned 10.87% for the Institutional Class, compared with the 10.79% gain of the fund’s benchmark, the S&P 500® Index, and the 9.13% average return for the fund’s peer group, the Morningstar Large Blend category.

Large-cap stocks edge out the broad market

For the period, the large-cap stocks of the S&P 500 Index finished ahead of the overall U.S. stock market, which rose 10.22%, as measured by the Russell 3000® Index. The lower return of the Russell 3000 resulted from the slightly lower gains of mid-and small-cap stocks, which are not part of the S&P 500.

          For the ten years ended September 30, 2006, the 8.58% average annual return of the S&P 500 fell just short of the 8.70% return of the Russell 3000.

Financial sector fuels the benchmark

All ten of the S&P 500’s industry sectors had positive returns, including five that posted double-digit gains. The financial sector, comprising more than one-fifth of the benchmark’s market capitalization on September 30, 2006, surged 20.5%.

          The benchmark’s next-two-largest sectors, information technology and health care, had much more moderate returns, gaining 3.3% and 7.6%, respectively.

Stock selections boost the fund’s return

The fund beat the S&P 500 due to numerous successful stock selections, including larger-than-benchmark weightings in Occidental Petroleum, computer graphics company Nvidia and online prescription provider Express Scripts. The fund also benefited from positions in well-performing stocks that were not in the benchmark, such as French industrial giant Alstom and Canadian metals and mining company Inco.

          The largest detractors from the fund’s performance included an overweight in Coventry Health Care and a position in medical products maker The Cooper Companies, a nonbenchmark issue. These stocks did not perform as anticipated. Other holdings that reduced the fund’s return included an underweight in insurer Cigna, an overweight in fiber-optics maker JDS Uniphase and a position in PDL BioPharma, which was not in the benchmark.

          On September 30, 2006, foreign securities made up 6.34% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 13

Growth & Income Fund | Dividend-paying stocks

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of September 30, 2006				Ticker symbol: TIGRX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Growth & Income Fund Institutional Class	10.87%	6.13%	0.75%	34.64%	5.59%

Benchmark:
S&P 500 Index[2]	10.79	6.97	1.22	40.08	9.17

Peer group:
Morningstar Large Blend	9.13	6.58	1.79	38.01	15.40

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

14 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $10,559 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 15.98%, for the quarter ended December 31, 1999
Worst quarter: –16.46%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999, through September 30, 1999

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 15

Growth & Income Fund | Dividend-paying stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,027.74		$0.66
5% annual hypothetical return	1,000.00	1,024.41	†	0.66

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.13%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to waive its fees and to reimburse the fund for other expenses through September 30, 2007. Without this waiver and reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	92.93
$1 billion–$5 billion	6.76
Under $1 billion	0.31

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
CUSIP	87244W409
Net assets of fund (9/30/2006)	$ 187.04 million

16 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

International Equity Fund | Foreign stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The International Equity Fund returned 20.60% for the Institutional Class, compared with the 19.16% gain of the fund’s benchmark, the MSCI EAFE® Index, and the 18.11% average return for the fund’s peer group, the Morningstar Foreign Large Blend category.

Foreign stocks continue to outperform U.S. issues

For the period, the returns of foreign stocks were nearly double those of U.S. shares; the Russell 3000® Index, a measure of the broad U.S. stock market, returned 10.22%. This was the fifth consecutive twelve-month period in which foreign stocks outperformed domestic issues.

          However, for the ten-year period ended September 30, 2006, the average annual return of the Russell 3000 topped that of the EAFE, 8.70% to 6.82%.

A weaker dollar boosts returns

The EAFE’s gains were concentrated in the first six months of 2006. The index posted a relatively modest 3.59% return in terms of local currencies for that period, but weakness in the dollar amplified that to 10.16% for U.S. investors.

          For the twelve-month period, the benchmark’s gain was fueled by a 22.30% surge, in dollar terms, in its European segment. Swiss, German and French stocks led the way, soaring 26.74%, 24.18% and 22.50%, respectively, in dollar terms. Stocks from these three nations made up nearly one-quarter of the EAFE’s market capitalization as of September 30.

Stock choices lift the fund above the benchmark

Numerous successful stock selections enabled the fund to beat its benchmark. Top contributors included overweight holdings, relative to the benchmark, in Italian car maker Fiat, British financial company Man Group and German drug maker Bayer. Several underweights also helped; these included oil company BP and wireless provider Vodafone, both British companies.

          These positive contributions were partly offset by underperformance from credit company Orient and magnet maker Neomax, two Japanese stocks that were not part of the benchmark. The fund’s return was also restrained by overweight positions in several stocks that did not perform as anticipated. These included Germany’s Daimler-Chrysler and Deutsche Post and Spain’s Cintra, a construction company.

          As of September 30, 2006, stocks of companies in emerging markets, which are not included in the benchmark, made up approximately 1.4% of the fund’s total portfolio investments.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 17

International Equity Fund |	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The MSCI EAFE® (Europe, Australasia, and the Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIIEX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

International Equity Fund Institutional Class	20.60%	15.17%	7.96%	102.66%	74.32%

Benchmark:
MSCI EAFE Index[2]	19.16	14.29	5.77	95.12	50.25

Peer group:
Morningstar Foreign Large Blend	18.11	12.66	4.93	82.36	43.62

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]

From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. The fund adopted the provisional version on July 1, 2001, and the returns shown above include provisional data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. EAFE is a trademark of Morgan Stanley Capital International, Inc.

18 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $17,432 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 37.68%, for the quarter ended December 31, 1999
Worst quarter: –19.39%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999, through September 30, 1999

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 19

International Equity Fund | Foreign stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,038.09		$2.91
5% annual hypothetical return	1,000.00	1,022.18	†	2.89

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.57%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of portfolio investments

Germany	24.0
Japan	21.5
France	13.5
United Kingdom	12.4
Switzerland	7.6
Italy	4.8
Finland	4.3
Australia	3.8
United States	3.1
8 other nations	5.0

Total	100.0

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	82.14
$1 billion–$5 billion	15.51
Under $1 billion	2.35

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
CUSIP	87244W102
Net assets of fund (9/30/2006)	$1.18 billion

20 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Growth Fund | Growth stocks of larger U.S. companies
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Large-Cap Growth Fund returned –3.20% for the Institutional Class, compared with the –0.12% return of the fund’s benchmark, the Russell 1000® Growth Index, and the –2.38% average return for the fund’s peer group, the Morningstar Large Growth category.

Large-cap growth continues to lag large-cap value

For the period, large-cap growth stocks lagged the 6.85% gain of large-cap value issues, as measured by the Russell 1000 Value Index. The overall U.S. stock market, as measured by the Russell 3000® Index, rose 2.57%. The decline in large-cap growth stocks was concentrated in the second quarter of 2006, when the benchmark lost 3.90%.

          For the ten years ended September 30, 2006, large-cap growth produced an average annual return of 5.45%, versus 11.20% for large-cap value issues.

Weak sector returns hamper the benchmark

Seven of the twelve industry sectors in the Russell 1000 Growth Index had negative returns in the period, including two of the largest—technology and consumer discretionary goods—which dropped 1.7% and 2.9%, respectively. Together these two sectors made up nearly 40% of the benchmark’s market capitalization on September 30, 2006.

Stock selections detract from the fund’s return

The fund lagged its benchmark due to numerous stock selections that did not perform as anticipated. Among these were overweight positions in telecom company Qualcomm, insurer Aetna and eBay. Underweights that detracted from performance included Johnson & Johnson and software firm Oracle. A holding in semiconductor maker Marvell Technology Group, a nonbenchmark stock, also hurt the fund’s return.

          Favorable stock selections included an overweight in Apple Computer and a position in AT&T, which is not part of the benchmark. The fund also benefited from avoiding Home Depot and from underweighting several stocks that did not perform well, such as computer company Dell.

          On September 30, 2006, foreign securities made up 8.52% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 21

Large-Cap Growth Fund | Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TILGX

Total return* since inception[1]

Large-Cap Growth Fund
Institutional Class	–3.20%

Benchmark:
Russell 1000 Growth Index[2]	–0.12
Peer group:
Morningstar Large Growth	–2.38

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

22 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would be worth $9,680 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	97.98
$1 billion–$5 billion	1.81
Under $1 billion	0.21

Total	100.00

Fund facts

Inception date
Institutional Class	3/31/2006
CUSIP	87244W334
Net assets of fund
(9/30/2006)	$16.81 million

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 23

Large-Cap Growth Fund | Growth stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$967.36		$0.64
5% annual hypothetical return	1,000.00	1,024.41	†	0.66

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.13%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to waive its fees and reimburse the fund for various other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

24 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Value Fund | Value stocks of larger companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Large-Cap Value Fund returned 14.47% for the Institutional Class, compared with the 14.62% gain of the fund’s benchmark, the Russell 1000® Value Index, and the 11.92% average return for the fund’s peer group, the Morningstar Large Value category.

Large-cap value extends lead over large-cap growth

For the period, large-cap value stocks continued to outpace large-cap growth issues: the gain of the primarily large-cap Russell 1000 Value Index was more than twice the 6.04% rise of its growth counterpart. This marked the third consecutive twelve-month period in which the large-cap value category outperformed large-cap growth.

          For the ten years ended September 30, 2006, large-cap value delivered an average annual return of 11.20%, far surpassing the 5.45% return for large-cap growth and the 8.70% return for the broad U.S. stock market, as measured by the Russell 3000® Index.

Financial stocks drive returns

During the period, eleven of the twelve industry sectors in the Russell 1000 Value Index had positive returns, and ten posted double-digit gains. The largest contribution to the benchmark’s overall return came from the 20.7% surge in the benchmark’s financial sector, which made up more than one-third of its market capitalization on September 30.

          The next-two-largest contributors were utilities and consumer discretionary goods, which rose 14.7% and 10.9%, respectively. The only declining sector was “other energy,” down 5.1%.

Stock selections produce mixed results

The fund’s return was slightly below the benchmark’s. Among the holdings that detracted from returns were two nonbenchmark stocks that did not perform as expected: medical-supplies manufacturer Boston Scientific and Japanese trading firm Sojitz. Overweight positions that included RadioShack and Sprint Nextel also dampened returns.

          Other stock choices helped the fund’s relative performance. These included overweights in semiconductor manufacturer Atmel and investment firm Morgan Stanley, and positions in two French stocks not held in the benchmark: industrial giant Alstom and chemical company Rhodia, which was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange).

          On September 30, 2006, foreign securities made up 8.52% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 25

Large-Cap Value Fund | Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006			Ticker symbol: TRLIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Value Fund
Institutional Class	14.47%	19.92%	106.94%

Benchmark:
Russell 1000 Value Index[2]	14.62	18.98	100.46

Peer group:
Morningstar Large Value	11.92	16.40	84.04

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

26 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,694 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.45%, for the quarter ended June 30, 2003
Worst quarter: –5.51%, for the quarter ended March 31, 2003

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 27

Large-Cap Value Fund | Value stocks of larger companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,036.45		$2.55
5% annual hypothetical return	1,000.00	1,022.54	†	2.53

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.50%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	82.40
$1 billion–$5 billion	15.84
Under $1 billion	1.76

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
CUSIP	87244W730
Net assets of fund
(9/30/2006)	$ 671.64 million

28 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Growth Fund | Growth stocks of medium-sized companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Growth Fund returned 2.72% for the Institutional Class, compared with the 7.03% gain of the fund’s benchmark, the Russell Mid-cap® Growth Index, and the 5.22% average return for the fund’s peer group, the Morningstar Mid-Cap Growth category.

Mid-cap growth stumbles after earlier gains

After topping the broad-based Russell 3000® Index in the previous twelve-month period, mid-cap growth stocks lost traction, lagging both the 10.22% return of the Russell 3000 and the 12.27% gain of the Russell Midcap Value Index. The bulk of mid-cap growth’s underperformance occurred in the second and third quarters of 2006, when the benchmark returned –4.69% and 0.89%, respectively.

          As of September 30, 2006, the Russell Midcap Growth Index had an average annual return of 8.20% over the previous ten years, versus 8.70% for the Russell 3000 Index and 13.66% for the Russell Midcap Value Index.

Mixed sector returns temper overall gains

During the twelve months, eight of the benchmark’s twelve industry sectors advanced, including five that posted double-digit gains. However, the three largest sectors in terms of market capitalization—consumer discretionary goods, technology and health care—were not among the best performers.

          The Russell Midcap Growth Index trailed its value counterpart primarily because it had a far smaller component of financial stocks, which performed well during the period.

Stock selections disappoint

The fund lagged its benchmark due to numerous stock selections that failed to perform as anticipated. Among these were larger-than-benchmark weightings in medical-device manufacturer St. Jude Medical, video game maker Activision and residential home builder NVR. A position in health care company Adams Respiratory Therapeutics, a nonbenchmark stock, also lowered returns.

          Favorable stock selections included overweights in communications cable manufacturer Amphenol and online prescription provider Express Scripts, and a position in investment bank Greenhill & Co., a stock that was not part of the benchmark.

          On September 30, 2006, foreign securities made up 0.78% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 29

Mid-Cap Growth Fund | Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TRPWX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Fund
Institutional Class	2.72%	19.68%	105.26%

Benchmark:
Russell Midcap Growth Index[2]	7.03	20.17	108.66

Peer group:
Morningstar Mid-Cap Growth	5.22	16.07	82.37

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

30 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,526 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.40%, for the quarter ended June 30, 2003
Worst quarter: –7.41%, for the quarter ended June 30, 2006

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 31

Mid-Cap Growth Fund | Growth stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$917.86		$2.64
5% annual hypothetical return	1,000.00	1,022.29	†	2.78

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	63.72
$1 billion–$5 billion	33.52
Under $1 billion	2.76

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
CUSIP	87244W805
Net assets of fund
(9/30/2006)	$267.28 million

32 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Value Fund | Value stocks of medium-sized companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Value Fund returned 12.68% for the Institutional Class, compared with the 12.27% gain of the fund’s benchmark, the Russell Midcap® Value Index, and the 9.10% average return for the fund’s peer group, the Morningstar Mid-Cap Value category.

Mid-cap value continues to shine

For the sixth consecutive twelve-month period, mid-cap value stocks outperformed the broad U.S. stock market, which rose 10.22%, as measured by the Russell 3000® Index. The mid-cap value category also remained ahead of mid-cap growth, which advanced 7.03% for the period, as measured by the Russell Midcap Growth Index.

          For the ten years ended September 30, 2006, mid-cap value had an average annual return of 13.66%, versus 8.70% for the broad stock market and 8.20% for mid-cap growth.

Several key benchmark sectors soar

For the twelve months, ten of the twelve sectors of the Russell Midcap Value Index recorded positive returns, with six producing double-digit gains. The largest contributions came from financial stocks, which surged 16.7%, and materials and processing, which soared 24.5%. These two sectors made up more than 40% of the benchmark’s market capitalization as of September 30, 2006.

Stock selections brighten returns

The fund topped its benchmark due to successful stock selections, including positions in three stocks that were not part of the benchmark: French chemical company Rhodia, Canadian nickel producer Inco and Continental Airlines. Rhodia was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange). Also boosting relative performance were numerous overweight positions that included paper company Georgia-Pacific and tobacco company Carolina Group, and underweights in stocks such as energy company Kerr-McGee.

          The positive effects of these holdings were partly offset by positions that included underweights in steel producer Nucor and telecom services provider Qwest Communications. An overweight in insurer Cigna and a position in health care company Sepracor, a nonbenchmark stock, also detracted from returns.

          On September 30, 2006, foreign securities made up 5.27% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 33

Mid-Cap Value Fund | Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TIMVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Fund Institutional Class	12.68%	24.57%	140.92%

Benchmark:
Russell Midcap Value Index[2]	12.27	22.89	128.23

Peer group:
Morningstar Mid-Cap Value	9.10	18.84	100.28

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

34 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $24,092 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.86%, for the quarter ended June 30, 2003
Worst quarter: –3.87%, for the quarter ended March 31, 2003

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 35

Mid-Cap Value Fund | Value stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

         The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(4/1/06)	(9/30/06)	(4/1/06–9/30/06)

Actual return	$1,000.00	$1,024.81	$2.79
5% annual hypothetical return	1,000.00	1,022.29 †	2.78

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
portfolio
Capitalization (9/30/2006)	investments

Over $5 billion	64.53
$1 billion–$5 billion	32.88
Under $1 billion	2.59

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W862
Net assets of fund (9/30/2006)	$482.07 million

36 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Equity Fund | Stocks of smaller companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Small-Cap Equity Fund returned 10.15% for the Institutional Class, compared with the 9.92% gain of the fund’s benchmark, the Russell 2000® Index, and the 7.59% average return for the fund’s peer group, the Morningstar Small Blend category.

Small caps’ winning streak ends

For the twelve-month period, small caps narrowly trailed the broad U.S. stock market, which rose 10.22%, as measured by the Russell 3000® Index. This broke a long chain of superior performance by small caps: they led the broad market for the seven previous twelve-month periods. For the ten years ended September 30, 2006, the average annual return of the Russell 2000 topped that of the Russell 3000, 9.06% to 8.70%.

          After a lackluster finish to 2005, small-cap stocks skyrocketed 13.94% in the first quarter of 2006, when the booming U.S. economy made investors less wary of risk. Concerns over rising short-term U.S. interest rates and soaring oil prices resurfaced in the second quarter, and the Russell 2000 tumbled 5.02%. Small caps recovered somewhat in the third quarter, as oil prices fell and short-term interest rates held steady.

Sectors turn in mixed performance

All but one of the benchmark’s twelve sectors gained for the period. The largest contributor was the financial sector, which rose 14.8% and which made up nearly one-quarter of the index in terms of market capitalization on September 30. The performance of the index as a whole was restrained by the 1.1% return of health care stocks, which represented more than one-tenth of the benchmark, and by the 7% decline in the “other energy” sector.

Stock weightings propel the fund above the benchmark

The fund topped the Russell 2000 Index because of a number of holdings that were overweighted relative to their share of the benchmark. These included investments in construction company Emcor, pizza chain Papa John’s and oil refiner Alon USA Energy.

          Partly offsetting these results were overweight positions in stocks that did not perform as anticipated, such as Chiquita Brands, home builder Champion Enterprises and credit company Asset Acceptance Capital. An underweight investment in Hansen Natural, a beverage maker, also detracted from the fund’s relative performance.

          The fund continued to use proprietary mathematical models to select small-cap stocks that appeared to be attractively priced.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 37

Small-Cap Equity Fund | Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TISEX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Equity Fund Institutional Class	10.15%	20.82%	113.21%

Benchmark:
Russell 2000 Index[2]	9.92	20.39	110.20

Peer group:
Morningstar Small Blend	7.59	19.10	102.98

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

38 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,321 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 23.52%, for the quarter ended June 30, 2003
Worst quarter: –5.54%, for the quarter ended March 31, 2005

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 39

Small-Cap Equity Fund | Stocks of smaller companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(4/1/06)	(9/30/06)	(4/1/06–9/30/06)

Actual return	$1,000.00	$952.91	$2.69
5% annual hypothetical return	1,000.00	1,022.29 †	2.78

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Percent of
portfolio
Capitalization (9/30/2006)	investments

Over $5 billion	0.96
$1 billion–$5 billion	54.22
Under $1 billion	44.82

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W839
Net assets of fund (9/30/2006)	$417.82 million

40 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Large-Cap Growth Index Fund returned 5.94% for the Institutional Class, compared with the 6.04% gain of the fund’s benchmark, the Russell 1000® Growth Index, and the 4.56% average return for the fund’s peer group, the Morningstar Large Growth category.

Large-cap growth continues to lag

For the twelve months, large-cap growth stocks continued to under-perform the broad U.S. stock market, which returned 10.22% as measured by the Russell 3000® Index. As of September 30, large-cap growth issues had trailed the overall market for five of the previous six twelve-month periods.

          Large-cap growth also trailed large-cap value for the twelve months, 6.04% to 14.62%. Within the growth category, large-cap issues failed to keep pace with the 7.03% return of mid caps but edged out the 5.88% return of small caps.

          For the ten years ended September 30, 2006, the 5.45% average annual return of the Russell 1000 Growth Index was well below the 8.70% return of the broad-based Russell 3000 Index.

Largest sectors limit benchmark’s gains

During the period, eleven of the twelve sectors of the Russell 1000 Growth Index posted positive returns, including six that recorded double-digit gains. Among these were financials, up 15.4%, materials and processing, which climbed 12.1%, and producer durables, which rose 11.7%. These three sectors made up about one-fifth of the benchmark’s market capitalization at the end of the period.

          The index lagged the broad market primarily because of less-than-robust returns in its three largest sectors—4% from technology, 3.4% from health care and 5.8% from consumer discretionary goods. These three sectors constituted nearly 60% of the benchmark in terms of market capitalization as of September 30, 2006.

          The worst-performing sector was “other energy,” which fell 9.5% but had a limited impact on overall returns because it was among the benchmark’s smaller sectors.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 41

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TILIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Growth Index Fund
Institutional Class	5.94%	12.32%	59.22%

Benchmark:
Russell 1000 Growth Index[2]	6.04	12.49	60.19

Peer group:
Morningstar Large Growth	4.56	12.08	58.50

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

42 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,922 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 14.17%, for the quarter ended June 30, 2003
Worst quarter: –5.33%, for the quarter ended September 30, 2004

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 43

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

Large-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$997.90		$0.40
5% annual hypothetical return	1,000.00	1,024.66	†	0.41

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	89.21
$1 billion–$5 billion	10.77
Under $1 billion	0.02

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
CUSIP	87244W680
Net assets of fund
(9/30/2006)	$595.64 million

44 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Large-Cap Value Index Fund | Value stocks of larger U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Large-Cap Value Index Fund returned 14.54% for the Institutional Class, compared with the 14.62% gain of the fund’s benchmark, the Russell 1000® Value Index, and the 11.92% average return for the fund’s peer group, the Morningstar Large Value category.

Large-cap value tops the broad market again

During the period, large-cap value stocks continued to outperform the broad U.S. stock market, which returned 10.22% as measured by the Russell 3000® Index. As of September 30, large-cap value issues had beaten the overall market for the three previous twelve-month periods and five of the last six twelve-month periods.

          For the ten years ended September 30, 2006, the 11.20% average annual return of the Russell 1000 Value Index was well ahead of the 8.70% return of the broad-based Russell 3000 Index.

          Large-cap value also topped large-cap growth for the twelve months, 14.62% to 6.04%. Within the value category, large-cap issues led both the 12.27% return of mid caps and the 14.01% return of small caps.

Financial sector powers the index

During the period, eleven of the twelve sectors of the Russell 1000 Value Index posted positive returns, including ten that recorded double-digit gains. Financial stocks contributed most to the benchmark’s return: making up more than one-third of the benchmark’s market capitalization as of September 30, 2006, they soared 20.7%. Utilities, the benchmark’s second-largest sector, climbed 14.7%, but integrated oils, the next-largest sector, rose just 3.4%.

          The worst-performing sector was “other energy,” down 5.1%, but the effect of this loss was limited since the sector constituted only about 3% of the benchmark in terms of market capitalization. Producer durables, the smallest sector, returned 11.4%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 45

Large-Cap Value Index Fund | Value stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TILVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Value Index Fund
Institutional Class	14.54%	18.80%	99.31%

Benchmark:
Russell 1000 Value Index[2]	14.62	18.98	100.46

Peer group:
Morningstar Large Value	11.92	16.40	84.04

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

46 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,931 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.07%, for the quarter ended June 30, 2003
Worst quarter: –4.79%, for the quarter ended March 31, 2003

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 47

Large-Cap Value Index Fund | Value stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

Large-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,067.99		$0.41
5% annual hypothetical return	1,000.00	1,024.66	†	0.41

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	89.89
$1 billion–$5 billion	10.10
Under $1 billion	0.01

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
CUSIP	87244W664

Net assets of fund
(9/30/2006)	$555.29 million

48 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Equity Index Fund | U.S. stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Equity Index Fund returned 10.08% for the Institutional Class, compared with the 10.22% gain of the fund’s benchmark, the Russell 3000® Index, and the 9.13% average return for the fund’s peer group, the Morningstar Large Blend category.

U.S. stocks rise but still lag foreign issues

As of September 30, the broad U.S. stock market posted a double-digit gain for the fourth consecutive twelve-month period, with positive results coming from all market-capitalization sizes and investment styles in the Russell 3000 Index.

          Despite this strong performance, U.S. stocks continued to lag foreign stocks as measured by the MSCI EAFE® Index: its 19.16% return for the period was nearly double the rise of the Russell 3000.

          However, for the ten years ended September 30, 2006, the 8.70% average annual return of the Russell 3000 Index exceeded the 6.82% return of the EAFE index.

Largest sectors post solid gains

During the period, eleven of the twelve industry sectors of the Russell 3000 Index recorded positive returns, including five that produced double-digit gains. Financial stocks, which made up nearly one-quarter of the benchmark in terms of market capitalization on September 30, 2006, surged 19.2%. The benchmark’s second-largest sector, consumer discretionary, advanced 7.2%, while the next-largest sector, technology, rose 6.1%. The worst-performing sector was “other energy,” which lost 7.8% but had little effect on overall returns since it constituted only a small portion of the benchmark’s market capitalization.

          For the twelve months, a wide margin separated value and growth: the two style categories gained 14.55% and 6.05%, respectively. As of September 30, value had topped growth for five of the previous six twelve-month periods.

          Among the benchmark’s five-largest companies, gains ranged from solid to soaring. In descending order according to cap size, these stocks performed as follows: ExxonMobil, 10.6%; General Electric, 8.0%; Citigroup, 13.3%; Bank of America, 32.8%; and Microsoft, 6.9%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 49

Equity Index Fund | U.S. stocks

Investment objective

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including index risk and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIEIX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Equity Index Fund
Institutional Class	10.08%	7.92%	2.08%	46.41%	16.14%

Benchmark:
Russell 3000 Index[2]	10.22	8.07	2.23	47.48	17.38

Peer group:
Morningstar Large Blend	9.13	6.58	1.79	38.01	15.40

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

50 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $11,614 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 16.22%, for the quarter ended June 30, 2003
Worst quarter: –17.24%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999, through September 30, 1999

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 51

Equity Index Fund | U.S. stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,024.05		$0.35
5% annual hypothetical return	1,000.00	1,024.72	†	0.35

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.07%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	81.40
$1 billion–$5 billion	14.50
Under $1 billion	4.10

Total	100.00

Fund facts

Inception date
Institutional Class	7/1/1999
CUSIP	87244W508

Net assets of fund
(9/30/2006)	$642.05 million

52 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

S&P 500 Index Fund | Stocks of larger U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The S&P 500 Index Fund returned 10.70% for the Institutional Class, compared with the 10.79% gain of the fund’s benchmark, the S&P 500® Index, and the 9.13% average return for the fund’s peer group, the Morningstar Large Blend category.

Large caps finish ahead of the broad market

For the period, the large-cap stocks of the S&P 500 Index posted a gain that topped the 10.22% advance of the broad U.S. stock market, as measured by the Russell 3000® Index. In contrast, the S&P 500 had lagged the Russell 3000 for the four previous twelve-month periods.

          The large-cap category’s outperformance was concentrated in the third quarter of 2006, when the S&P 500 beat the Russell 3000 by 5.67% to 4.64%—a difference of more than a full percentage point. The Russell 3000’s weaker performance for the quarter reflected the smaller returns of mid- and small-cap stocks, which are not part of the S&P 500.

          Over the longer term, large-cap stocks have delivered returns close to those of the overall U.S. market. For the ten years ended September 30, 2006, the S&P 500 produced an average annual return of 8.58%, compared with 8.70% for the Russell 3000.

Financial sector fuels the benchmark

During the twelve-month period, all ten of the S&P 500’s industry sectors had positive returns, including five that posted double-digit gains. The financial sector, which constituted more than one-fifth of the benchmark’s market capitalization on September 30, 2006, surged 20.5%.

          The picture for the benchmark’s next-two-largest sectors, information technology and health care, was less impressive: they gained 3.3% and 7.6%, respectively. The best-performing sector was telecommunication services, up 25.7%, but since it constituted only a small part of the benchmark, its performance had little effect on overall returns.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 53

S&P 500 Index Fund | Stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of stocks of the 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TISPX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

S&P 500 Index Fund Institutional Class	10.70%	15.06%	75.33%

Benchmark:
S&P 500 Index[2]	10.79	15.20	76.17

Peer group:
Morningstar Large Blend	9.13	14.08	69.83

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

54 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,533 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 15.30%, for the quarter ended June 30, 2003
Worst quarter: –3.18%, for the quarter ended March 31, 2003

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 55

S&P 500 Index Fund | Stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	S&P 500 Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,041.09		$0.31
5% annual hypothetical return	1,000.00	1,024.77	†	0.30

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.06%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	97.50
$1 billion–$5 billion	2.50

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W714
Net assets of fund (9/30/2006)	$933.28 million

56 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Growth Index Fund returned 6.88% for the Institutional Class, compared with the 7.03% gain of the fund’s benchmark, the Russell Midcap® Growth Index, and the 5.22% average return for the fund’s peer group, the Morningstar Mid-Cap Growth category.

Mid-cap growth trails the market

For the twelve months, mid-cap growth stocks lagged the 10.22% return of the broad U.S. stock market as measured by the Russell 3000® Index. This was an about-face from the previous twelve-month period, when mid-cap growth stocks outperformed the broad market.

          Within the growth category, mid-cap issues bettered both the 6.04% gain of large caps and the 5.88% return of small caps.

          As of September 30, 2006, the Russell Midcap Growth Index had an average annual return of 8.20% over the previous ten years, versus 8.70% for the Russell 3000 Index.

Largest sectors lag the broad market

For the twelve-month period, eight of the twelve sectors of the Russell Midcap Growth Index posted positive returns. More than half of the market capitalization of the index was concentrated in three sectors, all of which underperformed the broad U.S. stock market: consumer discretionary, which made up more than one-fifth of the index and returned 7%; technology, which was up 5.8%; and health care, which posted a 7.5% return.

          The clear preference of mid-cap investors for value stocks over growth issues could be seen in the consumer discretionary sector. That sector in the mid-cap value category strongly outpaced its mid-cap growth counterpart, climbing 12.3%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 57

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TIMGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Index Fund Institutional Class	6.88%	20.00%	107.48%

Benchmark:
Russell Midcap Growth Index[2]	7.03	20.17	108.66

Peer group:
Morningstar Mid-Cap Growth	5.22	16.07	82.37

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

58 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,748 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.65%, for the quarter ended June 30, 2003
Worst quarter: –4.70%, for the quarter ended June 30, 2006

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 59

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$960.61		$0.39
5% annual hypothetical return	1,000.00	1,024.66	†	0.41

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	64.16
$1 billion–$5 billion	35.75
Under $1 billion	0.09

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W623
Net assets of fund (9/30/2006)	$46.38 million

60 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Value Index Fund | Value stocks of medium-sized U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Value Index Fund returned 12.10% for the Institutional Class, compared with the 12.27% gain of the fund’s benchmark, the Russell Midcap® Value Index, and the 9.10% average return for the fund’s peer group, the Morningstar Mid-Cap Value category.

Mid-cap value stays well ahead of the market

For the twelve-month period, mid-cap value stocks outshined the 10.22% return of the broad U.S. stock market, as measured by the Russell 3000® Index. This was the sixth consecutive twelve-month period in which the benchmark outperformed the overall market.

          As of September 30, 2006, the Russell Midcap Value Index had an average annual return of 13.66% over the previous ten years, versus 8.70% for the broad-based Russell 3000 Index.

          Within the value category, the twelve-month return of mid-cap issues lagged both the 14.62% advance of large caps and the 14.01% gain of small-caps.

Many of the largest sectors excel

For the twelve-month period, ten of the twelve sectors of the Russell Midcap Value Index posted positive returns. More than half of the market capitalization of the index was concentrated in three sectors that achieved double-digit gains: financials, which made up one-third of the index and rose 16.7%; consumer discretionary, which was up 12.3%; and materials and processing, which climbed 24.5%.

          The clear preference of mid-cap investors for value stocks over growth issues could be seen in the consumer discretionary sector. That sector in the mid-cap growth category returned only 7% for the period.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 61

Mid-Cap Value Index Fund |	Value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TMVIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Index Fund Institutional Class	12.10%	22.76%	127.26%

Benchmark:
Russell Midcap Value Index[2]	12.27	22.89	128.23

Peer group:
Morningstar Mid-Cap Value	9.10	18.84	100.28

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

62 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,726 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.83%, for the quarter ended June 30, 2003
Worst quarter: –4.05%, for the quarter ended March 31, 2003

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 63

Mid-Cap Value Index Fund | Value stocks of medium-sized U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,028.19		$0.41
5% annual hypothetical return	1,000.00	1,024.66	†	0.41

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	61.88
$1 billion–$5 billion	38.08
Under $1 billion	0.04

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
CUSIP	87244W599
Net assets of fund
(9/30/2006)	$79.62 million

64 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Blend Index Fund returned 9.34% for the Institutional Class, compared with the 9.57% gain of the fund’s benchmark, the Russell Midcap® Index, and the 8.15% average return for the fund’s peer group, the Morningstar Mid-Cap Blend category.

Mid caps lose their lead

After leading the broad U.S. stock market for the six previous twelve-month periods, mid-cap stocks lagged the market, which returned 10.22% as measured by the Russell 3000® Index.

          During the period, mid caps lagged both large- and small-cap stocks, which advanced 10.25% and 9.92%, respectively. Within the mid-cap category, value stocks soared above growth issues, returning 12.27% versus 7.03%.

          As of September 30, 2006, the Russell Midcap Index had an average annual return of 11.95% over the previous ten years, versus 8.70% for the broad-based Russell 3000 Index.

Sector losses limit benchmark gains

Ten of the twelve sectors of the Russell Midcap Index advanced for the period. Materials and processing led with a 21.9% rise, followed by autos and transportation at 19.2% and financial services at 16.7%.

          The benchmark lagged the broad market because of a steeper decline in its “other energy” sector, which dropped 8.7%, and a 6.5% loss in integrated oils. The integrated oils sector of the Russell 3000 Index posted a 3.8% gain. In addition, the gain of financial stocks, representing more than one-fifth of the benchmark in terms of market capitalization on September 30, significantly lagged that of the financial sector of the Russell 3000.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 65

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies, based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Index measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TRBDX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Blend Index Fund Institutional Class	9.34%	21.45%	117.71%

Benchmark:
Russell Midcap Index[2]	9.57	21.65	119.15

Peer group:
Morningstar Mid-Cap Blend	8.15	18.02	95.86

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

66 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,771 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 18.21%, for the quarter ended June 30, 2003
Worst quarter: –2.65%, for the quarter ended June 30, 2006

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 67

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Blend Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$993.30		$0.40
5% annual hypothetical return	1,000.00	1,024.66	†	0.41

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	62.51
$1 billion–$5 billion	37.43
Under $1 billion	0.06

Total	100.00

Fund facts

Inception date
Institutional Class	10/1/2002
CUSIP	87244W649
Net assets of fund (9/30/2006)	$108.77 million

68 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Growth Index Fund |	Growth stocks of smaller U.S. companies

DISCUSSION

Performance in the twelve months ended September 30, 2006

The Small-Cap Growth Index Fund returned 5.66% for the Institutional Class, compared with the 5.88% gain of the fund’s benchmark, the Russell 2000® Growth Index, and the 4.20% average return for the fund’s peer group, the Morningstar Small Growth category.

Woes continue for small-cap growth stocks

After a 1.61% rise during the fourth quarter of 2005, small-cap growth stocks surged 14.36% in the first quarter of 2006. However, they plunged 7.25% in the second quarter and dropped 1.76% during the third, making that six-month period their worst in four years.

          For the twelve months ended September 30, small-cap growth trailed the broad-market Russell 3000® Index, which gained 10.22%. Within the growth category, small caps lagged the 6.04% return of large caps and the 7.03% advance of mid caps.

          For the ten years ended September 30, 2006, small-cap growth stocks as a group produced disappointing returns while exhibiting enormous volatility. Their average annual return of 4.03% was less than half of the 8.70% gain of the broad market and less than a third of small-cap value’s impressive return of 13.38%.

Large sectors dampen returns

During the twelve-month period, ten of the twelve sectors of the Russell 2000 Growth Index posted positive returns, and five delivered double-digit increases. The index nevertheless lagged the broad market, primarily because of a 1% loss in the health care sector and modest gains in the consumer discretionary and technology categories, which rose only 5.6% and 4.7%, respectively. These three sectors constituted nearly 60% of the benchmark in terms of market capitalization as of September 30, 2006.

          The two top performers, which made up about 5% of the benchmark, were consumer staples, up 39.5%, and autos and transportation, up 14.6%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 69

Small-Cap Growth Index Fund |	Growth stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies, based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Growth Index is a subset of the Russell 2000 Index, which measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Growth Index measures the performance of those stocks of the Russell 2000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TISGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Growth Index Fund Institutional Class	5.66%	18.46%	96.99%

Benchmark:
Russell 2000 Growth Index[2]	5.88	18.63	98.13

Peer group:
Morningstar Small Growth	4.20	16.64	87.09

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

70 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,699 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 24.06%, for the quarter ended June 30, 2003
Worst quarter: –7.32%, for the quarter ended June 30, 2006

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 71

Small-Cap Growth Index Fund |	Growth stocks of smaller U.S. companies

PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Growth Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$910.02		$0.38
5% annual hypothetical return	1,000.00	1,024.66	†	0.41

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

$1 billion–$5 billion	53.10
Under $1 billion	46.90

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W557
Net assets of fund (9/30/2006)	$98.10 million

72 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Value Index Fund |	Value stocks of smaller U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Small-Cap Value Index Fund returned 13.79% for the Institutional Class, compared with the 14.01% gain of the fund’s benchmark, the Russell 2000® Value Index, and the 8.04% average return for the fund’s peer group, the Morningstar Small Value category.

Small-cap value tops the market again

After eking out a 0.66% gain during the fourth quarter of 2005, small-cap value stocks surged 13.51% in the first quarter of 2006—their highest quarterly gain in almost three years. For the remainder of the period, though, the benchmark was flat. A 2.7% dip in the second quarter was followed by a 2.55% gain in the third. Despite this disappointing second-half performance, for the twelve months ended September 30, 2006, small-cap value stocks outpaced the broad-market Russell 3000® Index, which gained 10.22%. This was the sixth consecutive twelve-month period in which small-cap value topped the overall market.

          Value investors in all three cap sizes enjoyed stellar returns for the reporting period. Mid caps rose an impressive 12.27%, while large caps climbed 14.62%.

          For the ten years ended September 30, 2006, the Russell 2000 Value Index produced a 13.38% average annual gain, compared with 8.70% for the Russell 3000 and just 4.03% for the Russell 2000 Growth Index.

Large sectors propel returns

During the reporting period, ten of the twelve sectors of the Russell 2000 Value Index posted positive returns, with eight hitting double digits. Only autos and transportation, down 1.5%, and “other energy,” down 9.3%, failed to reach positive territory.

          The index topped the market primarily because of the 14.8% gain of its largest sector, financials, which made up over one-third of the benchmark’s market capitalization as of September 30, 2006. The financial sector of the Russell 3000 performed even better, but constituted less than a quarter of that larger index.

          Also contributing to the benchmark’s market-topping performance were materials and processing, up 24.5%, and technology, which advanced 20.5%. These two sectors constituted about 20% of the benchmark in terms of market capitalization at the end of the twelve-month period.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 73

Small-Cap Value Index Fund |	Value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Value Index is a subset of the Russell 2000 Index, which measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Value Index measures the performance of those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006		Ticker symbol: TISVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Value Index Fund Institutional Class	13.79%	21.92%	121.10%

Benchmark:
Russell 2000 Value Index[2]	14.01	22.06	122.11

Peer group:
Morningstar Small Value	8.04	19.87	107.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

74 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,110 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 22.63%, for the quarter ended June 30, 2003
Worst quarter: –5.06%, for the quarter ended March 31, 2003

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 75

Small-Cap Value Index Fund |	Value stocks of smaller U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Value Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$996.20		$0.40
5% annual hypothetical return	1,000.00	1,024.66	†	0.41

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

$1 billion–$5 billion	52.74
Under $1 billion	47.26

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W532
Net assets of fund (9/30/2006)	$ 105.20 million

76 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Small-Cap Blend Index Fund |	Growth and Value stocks of smaller U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Small-Cap Blend Index Fund returned 9.80% for the Institutional Class, compared with the 9.92% gain of the fund’s benchmark, the Russell 2000® Index, and the 7.59% average return for the fund’s peer group, the Morningstar Small Blend category.

A solid first half drives performance

After gaining 1.13% during the fourth quarter of 2005, small-caps soared 13.94% in the first quarter of 2006. In the period’s second half, the rally stopped: the benchmark dropped 5.02% in the second quarter and rose only 0.44% in the third. For the twelve months ended September 30, small caps trailed the 10.22% rise of the broad-market Russell 3000® Index, breaking the trend of the six previous twelve-month periods, in which small-caps outpaced the overall market.

          During the reporting period, small caps also trailed the 10.25% gain of the large-cap Russell 1000® Index, but they edged past the 9.57% return of the Russell Midcap® Index.

          Over the ten years ended September 30, 2006, the Russell 2000 Index produced a 9.06% average annual gain, compared to 8.70% for the Russell 3000. Small caps also beat the 8.75% return of large caps, but lagged the 11.95% advance of mid caps.

Large sectors hamper returns

All but one of the twelve sectors of the Russell 2000 Index posted positive returns, with eight hitting double digits. Only “other energy,” down 7%, lost ground. Returns were driven by performance in the financial sector, which gained 14.8%, consumer discretionary goods, up 7.1%, and technology, up 10.1%. Together, these three sectors made up more than half of the index in terms of market capitalization on September 30, 2006.

          The health care sector of the Russell 2000 was a major detractor relative to the Russell 3000 Index. While the health care sector of the Russell 3000 was up 6.4%, small-cap health care stocks gained only 1.1%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 77

Small-Cap Blend Index Fund |	Growth and Value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic companies, based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TISBX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Blend Index Fund Institutional Class	9.80%	20.21%	108.94%

Benchmark:
Russell 2000 Index[2]	9.92	20.39	110.20

Peer group:
Morningstar Small Blend	7.59	19.10	102.98

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

78 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,894 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 23.22%, for the quarter ended June 30, 2003
Worst quarter: –5.40%, for the quarter ended March 31, 2005

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 79

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Blend Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$953.01		$0.39
5% annual hypothetical return	1,000.00	1,024.66	†	0.41

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.08%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	1.92
$1 billion–$5 billion	51.53
Under $1 billion	46.55

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W573
Net assets of fund (9/30/2006)	$ 210.35 million

80 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

International Equity Index Fund |	Foreign stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The International Equity Index Fund returned 19.02% for the Institutional Class, compared with the 19.16% gain of the fund’s benchmark, the MSCI EAFE® Index, and the 18.11% average return for the fund’s peer group, the Morningstar Foreign Large Blend category.

Foreign stocks beat the U.S. market again

For the twelve months, the gain of the EAFE index, which tracks stocks in 21 developed nations outside North America, was nearly double the 10.22% return of the Russell 3000® Index, which measures the broad U.S. stock market. As of September 30, 2006, foreign stocks had outperformed domestic issues for five consecutive twelve-month periods.

          However, U.S. stocks led foreign investments over the longer term. For the ten-year period ended September 30, 2006, the average annual return of the Russell 3000 topped that of the EAFE, 8.70% to 6.82%.

A weaker dollar enhances gains

More than half of the EAFE’s gains were concentrated in the first six months of 2006. Although during those two quarters the index rose by only 3.59% in terms of local currencies, the dollar’s weakness amplified that gain for U.S. investors, resulting in a 10.16% return in dollar terms. For the twelve-month period as a whole, weakness in the dollar—particularly against the euro and the pound—boosted the benchmark’s return from 16.54% in local currencies to 19.16% in dollars.

European stocks drive the benchmark

The benchmark’s climb was driven by a 22.30% surge, in dollar terms, in its European segment. Swiss, German and French stocks led the way, soaring 26.74%, 24.18% and 22.50%, respectively, in dollar terms. Stocks from these three nations made up nearly one-quarter of the EAFE’s market capitalization as of September 30. British stocks, which alone made up roughly another quarter of the index, returned 18.65%.

          The Pacific segment rose 12.89%, fueled by a 13.17% gain in Japanese stocks, which at the period’s end constituted almost one-quarter of the EAFE in terms of market capitalization.

          During the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 81

International Equity Index Fund |	Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity securities based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks, index risk and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The MSCI EAFE® (Europe, Australasia, and the Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TCIEX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

International Equity Index Fund Institutional Class	19.02%	23.09%	129.72%

Benchmark:
MSCI EAFE Index[2]	19.16	23.21	130.59

Peer group:
Morningstar Foreign Large Blend	18.11	21.02	114.95

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

82 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,972 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 19.29%, for the quarter ended June 30, 2003
Worst quarter: –8.09%, for the quarter ended March 31, 2003

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 83

International Equity Index Fund |	Foreign stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Index Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,046.33		$0.77
5% annual hypothetical return	1,000.00	1,024.31	†	0.76

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.15%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of portfolio investments

United Kingdom	23.7
Japan	23.3
France	9.9
Switzerland	7.1
Germany	7.1
Australia	5.1
Spain	4.0
Italy	3.8
Netherlands	3.5
13 other nations	12.5

Total	100.0

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	90.45
$1 billion–$5 billion	9.39
Under $1 billion	0.16

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W516
Net assets of fund (9/30/2006)	$ 442.10 million

84 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Social Choice Equity Fund |	Socially screened stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Social Choice Equity Fund returned 9.77% for the Institutional Class, compared with the 10.22% gain of the fund’s benchmark, the Russell 3000® Index, and the 9.13% average return for the fund’s peer group, the Morningstar Large Blend category. Unlike the fund, the benchmark and the Morningstar category do not screen investments for social criteria.

Exclusion of major stocks reduces the fund’s return

Because of its social screens, the fund did not invest in several stocks that were sizable components of the benchmark in terms of market capitalization. The exclusion of these stocks produced both positive and negative results, but the net effect was to lower the fund’s return versus that of its benchmark.

          The stocks whose exclusion detracted most from the fund’s relative performance were Morgan Stanley and Pfizer, both of which were large components of the Russell 3000 and posted strong gains during the period.

          In contrast, the stock whose exclusion added most to the fund’s return was ConocoPhillips, which was one of the benchmark’s ten largest holdings and lost 14.2% for the period. Avoiding other stocks such as Yahoo! also helped the fund’s performance.

Additional techniques help manage risk

Since the fund cannot invest in some of the stocks of the Russell 3000, the fund’s managers use statistical techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of market capitalization within the benchmark.

          Stocks that were overweighted and contributed to the fund’s performance included Merck and steel producer Nucor. Also overweighted were Intel and energy company Apache, but they performed poorly and detracted from returns. Among the underweighted holdings that lowered returns were Bank of America and energy company Baker Hughes.

           During the second quarter, two of the largest companies previously held by the fund, in terms of market capitalization—Coca-Cola and JPMorgan Chase—were dropped from the portfolio because they failed the qualitative screens used to evaluate stocks. Bank of America, which previously had been excluded, was added to the portfolio and constituted one of its largest holdings.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 85

Social Choice Equity Fund |	Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of September 30, 2006				Ticker symbol: TISCX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Social Choice Equity Fund Institutional Class	9.77%	7.93%	2.01%	46.46%	15.55%

Benchmark:
Russell 3000 Index[2]	10.22	8.07	2.23	47.48	17.38

Peer group:
Morningstar Large Blend	9.13	6.58	1.79	38.01	15.40

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

86 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $11,555 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 16.24%, for the quarter ended June 30, 2003
Worst quarter: –16.32%, for the quarter ended September 30, 2002

†	Does not include returns from July 1, 1999, through September 30, 1999

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 87

Social Choice Equity Fund |	Socially screened stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,019.49		$1.01
5% annual hypothetical return	1,000.00	1,024.06	†	1.01

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.20%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	83.17
$1 billion–$5 billion	13.14
Under $1 billion	3.69

Total	100.00

Fund facts

Inception date Institutional Class	7/1/1999
CUSIP	87244W300
Net assets of fund (9/30/2006)	$ 230.37 million

88 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Real Estate Securities Fund |	Real estate securities
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Real Estate Securities Fund returned 23.49% for the Institutional Class, compared with the 28.26% gain of the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the 25.08% average return for the fund’s peer group, the Morningstar Specialty Real Estate category.

REITs deliver stellar returns

In the fourth quarter of 2005, real estate investment trusts (REITs) rose a solid 2.95%, followed by a 15.42% surge in the first quarter of 2006. REITs gave back 1.16% in the second quarter, but rebounded with a 9.21% third-quarter jump. The benchmark’s twelve-month performance was more than double the 10.22% return of the Russell 3000® Index, which measures the broad U.S. stock market.

          In terms of average annual gain, the 23.30% return of REITs was nearly triple the 8.07% return of the Russell 3000 for the five years ended September 30, 2006. For the twelve-month period, REITs also left bonds in their wake: the Lehman Brothers U.S. Aggregate Index, which tracks investment-grade bonds, increased 3.67%.

Investors flock to REITs

During the period, REITs were in high demand despite rising interest rates and their own lofty valuations. Three investment groups helped sustain performance. First, institutional investors who had previously sold REITs bought them again for fear of missing out on another big run-up. Second, investors involved in mergers and acquisition deals scooped up real estate stocks in hope of selling them at a premium if the companies went private. Finally, income-seeking investors bought REITs for their attractive yields, which were comparable to those of the 10-year Treasury note.

An outsized return fails to top the benchmark

During the twelve months, the fund delivered excellent absolute returns and outperformed many income-producing investments, as well as the Russell 3000. However, the fund’s performance trailed that of the benchmark, primarily because of positions in mortgage REITs and specialty finance REITs, neither of which are benchmark components. The portfolio managers trimmed their holdings in both of these sectors as the period wore on.

          Relative returns were helped by holdings in two other types of REITs not in the benchmark, consumer discretionary and diversified, and also by overweight positions in retail REITs and office REITs.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 89

Real Estate Securities Fund |	Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIREX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Real Estate Securities Fund Institutional Class	23.49%	25.86%	151.10%

Benchmark:
Dow Jones Wilshire Real Estate Securities Index	28.26	27.65	165.72

Peer group:
Morningstar Specialty Real Estate	25.08	25.65	150.82

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

90 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $25,110 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 17.20%, for the quarter ended December 31, 2004
Worst quarter: –6.81%, for the quarter ended March 31, 2005

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 91

Real Estate Securities Fund |	Real estate securities
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,070.85		$2.85
5% annual hypothetical return	1,000.00	1,022.29	†	2.78

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	62.37
$1 billion–$5 billion	28.98
Under $1 billion	8.65

Total	100.00

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W797
Net assets of fund (9/30/2006)	$ 604.68 million

92 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Managed Allocation Fund II | Stocks and bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Managed Allocation Fund II returned 2.25% for the Institutional Class, compared with the 3.42% gain of the fund’s benchmark, the Managed Allocation Composite Index, and the 2.31% average return for the fund’s peer group, the Morningstar Moderate Allocation category.

Stocks and bonds post moderate gains

For the period, the U.S. stock market rose 2.57%, as measured by the Russell 3000® Index. International stocks outpaced domestic issues. Powered during the third quarter by robust gains among European stocks, the MSCI EAFE® Index, which tracks stocks in 21 developed nations outside North America, rose 4.65% in dollar terms for the six months.

          Late in the period, as the U.S. economy cooled and inflationary pressures eased, the Federal Reserve chose to suspend its series of short-term interest-rate hikes. This decision set up a rally in U.S. investment-grade bonds. As measured by the Lehman Brothers U.S. Aggregate Index, bonds returned a solid 3.73% for the six months. Lower-rated, high-yield bonds returned 3.14% and short-term bonds 3.04%.

Equity components detract the most

The Managed Allocation Fund II lagged its composite benchmark primarily because its two largest equity components, the Large-Cap Value Fund and the Large-Cap Growth Fund, significantly under-performed their benchmarks due to unfavorable stock selections. Together these two funds made up more than 40% of the fund’s portfolio on September 30, 2006.

          Among the fund’s equity components, only the Small-Cap Equity Fund, comprising a small percentage of the fund’s portfolio, finished ahead of its benchmark.

          All of the fund’s fixed-income components—including the Bond Plus Fund II, which made up more than a third of the fund’s portfolio—trailed their benchmarks for the period.

Allocations stay close to the target

During the period, the Managed Allocation Fund II maintained a target allocation ratio of 60% equity and real estate securities to 40% fixed-income investments. On Sep-tember 30, 2006, the fund’s asset allocation, shown on page 96, differed slightly from this target ratio, as it did at other times throughout the year, because of fluctuations in the market value of the securities in which the component funds invest.

          The weightings of the fund’s composite benchmark remained fixed during the period.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 93

Managed Allocation Fund II | Stocks and bonds

Investment objective

The fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income.

Special investment risks

The underlying funds of the Managed Allocation Fund II invest in both equity and fixed-income securities. Therefore, the Managed Allocation Fund II is subject to all of the risks of those underlying funds. For a further discussion of risk, please see page 6.

Performance as of September 30, 2006	Ticker symbol: TIMIX

Total return* since inception[1]

Managed Allocation Fund II
Institutional Class	2.25%

Benchmark:
Managed Allocation Composite Index	3.42

Benchmark components (percentage of composite index):[2]
Russell 3000® Index[3] (48%)	2.57
Lehman Brothers U.S. Aggregate Index (40%)	3.73
MSCI EAFE® Index[4] (12%)	4.65

Peer group:
Morningstar Moderate Allocation	2.31

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

[2]	You cannot invest directly in these indexes.

[3]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[4]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

94 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,225 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark components and peer group during the same period.

During the period, the fund changed its broad-based index from the Managed Allocation Composite Index to the Russell 3000 Index in order to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Managed Allocation Fund II—Institutional Class would have increased by $225, compared with an increase of $342 for the Managed Allocation Composite Index and an increase of $257 for the Russell 3000 Index.

About the fund’s expenses

The Institutional Class of the Managed Allocation Fund II itself has no expense charges because the fund’s adviser does not charge a management fee and reimburses the fund for all of its direct “other expenses” through September 30, 2007. However, fund shareholders indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds in which the Managed Allocation Fund II invests. Based on the fund’s allocations on September 30, 2006, the current pro rata underlying expense ratio is 0.37%.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 95

Managed Allocation Fund II | Stocks and bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Managed Allocation Fund II (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,020.63		$1.87
5% annual hypothetical return	1,000.00	1,023.20	†	1.87

*

“Expenses paid” is based on the fund’s pro rata expense ratio (which the fund bears indirectly through the funds in which it invests) for the most recent fiscal half year. The annualized six-month pro rata expense ratio was 0.37%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for various other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown (9/30/2006)

Fund	Percent of portfolio investments

Bond Plus Fund II	37.1
Large-Cap Value Fund	21.0
Large-Cap Growth Fund	20.8
International Equity Fund	13.0
Small-Cap Equity Fund	3.9
High-Yield Fund II	2.5
Short-Term Bond Fund II	1.5
Real Estate Securities Fund	0.2

Total	100.0

Fund facts

Inception date
Institutional Class	3/31/2006
CUSIP	886315837
Net assets of fund (9/30/2006)	$17.91 million

96 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Bond Fund | Intermediate-term bonds
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Bond Fund gained 3.46% for the Institutional Class, compared with the 3.67% gain of the fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, and the 3.21% average return of the fund’s peer group, the Morningstar Intermediate Term Bond category.

Bonds sputter before rallying

Twice in each of the first three quarters of the period, the Federal Reserve raised the federal funds rate by one-quarter of a percentage point. On June 30, the rate stood at 5.25%—its highest level since March 2001. Long-term yields also increased during this stretch: the 10-year Treasury rate jumped from 4.33% to 5.14%.

          During the second quarter of 2006, these rising yields pushed down bond prices and drove the broad bond market, as measured by the Lehman Brothers U.S. Aggregate Index, into negative territory. (Bond prices and yields move in opposite directions.)

          In the third quarter, the Fed, citing a number of factors including an expected easing of inflationary pressures, twice decided to hold short-term rates at 5.25%. Meanwhile, the 10-year Treasury yield fell from 5.14% to 4.63%, and bond prices rose. The Lehman index, enjoying its best return since the third quarter of 2002, returned 3.81% for the quarter and 3.67% for the twelve-month period.

Longer-dated maturities don’t pay off

When the period began, the 10-year Treasury note yielded 4.33%—only a little more than the 4.18% of the 2-year note. The 2-year yield rose steadily in the first three quarters of the reporting period before dropping in the final quarter to finish the period at 4.69%. The 10-year note followed a similar path, but concluded the period with a yield of only 4.63%.

The fund trails the benchmark

In the fourth quarter of 2005, the fund’s performance was hurt by overweights in agency securities. By speculating that the supply of agencies would increase, investors sent prices for these securities down. The fund’s returns were also trimmed by holdings in individual agency securities that did not perform as anticipated.

          Relative outperformance from the agency security sector during the next three quarters did not offset that earlier underperformance.

          During three of the period’s four quarters, the fund managers’ decision to maintain a duration shorter than the benchmark’s helped returns. During the entire reporting period, the managers’ strategy of underweighting 2-year Treasuries and overweighting 10-year notes also aided the fund’s performance.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 97

Bond Fund | Intermediate-term bonds

Investment objective

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade, fixed-income securities.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including company risk, foreign investment risks and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIBDX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Bond Fund
Institutional Class	3.46%	4.79%	6.15%	26.34%	54.18%

Benchmark:
Lehman Brothers U.S. Aggregate Index	3.67	4.81	6.12	26.48	53.88

Peer group:
Morningstar Intermediate-Term Bond	3.21	4.37	5.47	23.80	47.45

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

98 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $15,418 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 5.02%, for the quarter ended September 30, 2001
Worst quarter: –2.31%, for the quarter ended June 30, 2004

†	Does not include returns from July 1, 1999, through September 30, 1999

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 99

Bond Fund | Intermediate-term bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,034.77		$1.53
5% annual hypothetical return	1,000.00	1,023.55	†	1.52

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.30%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by sector (9/30/2006)

Percent of total net assets

Mortgage-backed securities and commercial mortgage-backed securities	38.2
Corporate bonds	21.5
U.S. agency securities	18.8
U.S. Treasury securities	12.0
Short-term investments	6.5
Asset-backed securities	4.9
Yankees[1]	2.1
Other assets and liabilities—net	–4.0

Total	100.0

[1]	Foreign government and corporate bonds denominated in U.S. dollars

Fund facts

Inception date
Institutional Class	7/1/1999
CUSIP	87244W607
Net assets of fund
(9/30/2006)	$1.71 billion

Risk characteristics* (9/30/2006)

	Average maturity (in years)	Option-adjusted duration (in years)

Bond Fund	6.92	4.56

Lehman Brothers U.S. Aggregate Index	7.07	4.61

*	As calculated using an analytical model developed by Lehman Brothers POINT, a widely recognized risk analytic software package

100 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Bond Plus Fund II | Intermediate-term bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Bond Plus Fund II returned 3.62% for the Institutional Class, compared with the 3.73% gain of the fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, and the 3.31% average return for the fund’s peer group, the Morningstar Intermediate-Term Bond category.

The Fed finally eases up

Twice during the second quarter of 2006, the Federal Reserve raised the federal funds rate by 0.25 of a percentage point. On June 30, the rate stood at 5.25%—its highest level since March 2001. Longer-term rates also climbed during the same three months: the yield on the 10-year Treasury jumped from 4.85% to 5.14%. The higher yields drove down bond prices, with the Lehman Brothers U.S. Aggregate Index, a proxy for the investment-grade bond market, losing 0.08% for the quarter.

          During the third quarter, the Fed twice chose to hold the target rate at 5.25%. The central bank believed that less inflationary pressure in addition to other factors warranted a halt in its series of rate increases. With the fear of inflation abating, the bond market rallied. During the quarter, the yield on the 10-year Treasury fell sharply, from 5.14% to 4.63%, and in the same period the Lehman index gained 3.81%—its best quarterly return in four years.

Shorter-term maturities pay off

Purchasers of longer-dated bonds usually receive higher yields, which compensate them for the risk that inflation will erode the value of their interest payments and principal. However, the 10-year Treasury started the six-month period at 4.85%—just 0.03 of a percentage point over the yield of the 2-year Treasury—and ended the period yielding 4.63%, or 0.06 of a percentage point less than the 2-year.

The fund trails the benchmark

During the reporting period, the fund’s managers maintained a duration shorter than the benchmark’s. In the second quarter of 2006, this strategy helped maintain the fund’s value as interest rates rose and bond prices fell. However, the fund narrowly trailed the benchmark for the three months.

          In the third quarter, the fund’s shorter duration hurt relative performance because the bond market surged. Fund returns were boosted by underweighting Treasuries and by overweighting mortgage- and asset-backed securities and corporate bonds, all of which outperformed Treasuries. Once again, the fund’s return was just below the benchmark’s.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 101

Bond Plus Fund II | Intermediate-term bonds

Investment objective

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including company risk, illiquid security risk, index risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIBFX

Total return* since inception[1]

Bond Plus Fund II
Institutional Class	3.62%

Benchmark:
Lehman Brothers U.S. Aggregate Index	3.73

Peer group:
Morningstar Intermediate-Term Bond	3.31

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

102 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,362 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by sector (9/30/2006)

Percent of total net assets

Mortgage-backed securities and commercial mortgage-backed securities	34.9
Corporate bonds	21.3
U.S. agency securities	17.2
U.S. Treasury securities	12.3
Asset-backed securities	7.2
Yankees[1]	3.6
Short-term investments	2.3
Other assets and liabilities—net	1.2

Total	100.0

[1]	Foreign government and corporate bonds denominated in U.S. dollars

Fund facts

Inception date
Institutional Class	3/31/2006
CUSIP	886315506
Net assets of fund (9/30/2006)	$62.45 million

Risk characteristics* (9/30/2006)

	Average maturity (in years)	Option-adjusted duration (in years)

Bond Plus Fund II	6.44	4.42

Lehman Brothers U.S. Aggregate Index	7.07	4.61

*	As calculated using an analytical model developed by Lehman Brothers POINT, a widely recognized risk analytic software package

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 103

Bond Plus Fund II | Intermediate-term bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Plus Fund II (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,034.42		$1.78
5% annual hypothetical return	1,000.00	1,023.30	†	1.77

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.35%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

104 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Short-Term Bond Fund II | Short-term bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Short-Term Bond Fund II returned 2.83% for the Institutional Class, compared with the 3.04% gain of the fund’s benchmark, the Lehman Brothers U.S. Government/Credit (1-5 Year) Index, and the 2.55% average return for the fund’s peer group, the Morningstar Short-Term Bond category.

Bonds stumble, then soar

In the second quarter of 2006, the Federal Reserve raised the federal funds rate twice, pushing it to 5.25%—its highest level since March 2001.

          Bond prices, which move in the opposite direction of yields, fell. Their drop was only partly offset by rising interest income, and the Lehman Brothers U.S. Aggregate Index, a proxy for the broad investment-grade bond market, lost 0.08%.

          In the third quarter of 2006, the Fed finally relented. Citing a number of factors, including an expected easing of inflationary pressures, the central bank twice held the federal funds rate at 5.25%.

          Bond investors welcomed these decisions by pushing prices up and driving yields down. The Lehman index gained 3.81% for the quarter—its best three-month performance since the third quarter of 2002.

Longer maturities provide no extra payoff

Longer-dated maturities usually produce higher yields than shorter-dated maturities to compensate bondholders for the risk that, over time, inflation will erode the value of these bonds’ interest payments. However, when the six-month period began, 2-year Treasuries yielded 4.82%, compared with just 4.81% for 5-year Treasuries. At the end of the period, the 2-year note actually had a 4.69% to 4.58% advantage over the 5-year note.

The fund trails the benchmark

During the reporting period, the fund’s managers maintained a duration shorter than the benchmark’s. In the second quarter of 2006, this strategy helped maintain the fund’s value as interest rates rose and bond prices fell. However, the fund narrowly trailed the benchmark for the three months.

          In the third quarter, the fund’s shorter duration hurt relative performance because the bond market surged. Fund returns were boosted by underweighting Treasuries and by overweighting mortgage- and asset-backed securities and corporate bonds, all of which outperformed Treasuries. Once again, the fund’s return was just below the benchmark’s.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 105

Short-Term Bond Fund II | Short-term bonds

Investment objective

The fund seeks high current income consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Government/Credit (1–5 Year) Index measures the performance primarily of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TISIX

Total return* since inception[1]

Short-Term Bond Fund II
Institutional Class	2.83%

Benchmark:
Lehman Brothers U.S. Government/Credit (1-5 Year) Index	3.04

Peer group:
Morningstar Short-Term Bond	2.55

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

106 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,283 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Credit quality of portfolio assets (9/30/2006)

Type of asset	Rating	Percent of total net assets

U.S. Treasury securities		32.3
U.S. agency securities		23.9
Corporate bonds	Aaa/AAA	3.2
	Aa/AA	7.5
	A/A	6.1
	Baa/BBB	4.4
	Ba/BB	0.2
	B/B	0.2
Asset-backed securities		16.5
Money market instruments	(not rated)	3.4
Mortgage-backed securities and commercial mortgage-backed securities		2.3

Total		100.0

Fund facts

Inception date Institutional Class	3/31/2006
CUSIP	886315506
Net assets of fund (9/30/2006)	$62.67 million

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 107

Short-Term Bond Fund II | Short-term bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Short-Term Bond Fund II (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(4/1/06)	(9/30/06)	(4/1/06–9/30/06)

Actual return	$1,000.00	$1,026.78	$1.52
5% annual hypothetical return	1,000.00	1,023.55 †	1.52

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.30%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

108 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

High-Yield Fund II | High-yield securities
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the High-Yield Fund II returned 2.82% for the Institutional Class, compared with the 3.14% gain of the fund’s benchmark, the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, and the 3.14% average return for the fund’s peer group, the Morningstar High-Yield Bond category.

High-yield bonds lag the broader market

As is often the case, high-yield securities delivered returns that fell between those of investment-grade bonds and those of U.S. stocks. For the six months, the Lehman Brothers U.S. Aggregate Index, which tracks the domestic bond market, gained 3.73%, while the Russell 3000® Index, a proxy for domestic stocks of all sizes, returned 2.57%.

          Because of strong corporate balance sheets, unusually low default rates declined even further, from 2.26% at the start of the period to 1.92% on September 30.

Lowest-quality bonds are top performers

When interest rates rise, bonds generally lose value. However, the lowest-quality bonds, rated C to CCC+, are less sensitive to changes in interest rates than higher-quality BB-rated issues. They are primarily affected by factors that can lead to defaults, such as lower corporate profitability and reduced availability of financing.

          When interest rates rose in the second quarter of 2006, the returns of higher-quality bonds trailed those of their lower-rated counterparts. The situation reversed itself in the third quarter, when interest rates declined, and higher-quality issues performed better.

          For the period as a whole, bonds rated C to CCC+ excelled, rising 5.39%, compared with 3.57% for B-rated securities and 2.98% for those rated BB.

Start-up costs trim returns

The fund’s underperformance relative to its benchmark was due to the trading costs incurred by purchasing a portfolio of bonds.

          Investments in the telecommunications, automotive and automobile finance sectors boosted the fund’s relative return. Individual positive contributions came from telecommunications providers Citizens Communications and Windstream, and satellite company Intelsat.

          In the automotive sector, the fund benefited from an investment in General Motors, which performed well during the period. Overweighting the automobile finance sector, which significantly outperformed the benchmark, also enhanced fund performance.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 109

High-Yield Fund II | High-yield securities

Investment objective

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including illiquid security risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Merrill Lynch BB/B Cash Pay Issuer Constrained Index measures the performance of securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch Ratings, Moody’s and Standard & Poor’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is weighted by market capitalization, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIHYX

Total return* since inception[1]

High-Yield Fund II
Institutional Class	2.82%

Benchmark:
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	3.14

Peer group:
Morningstar High-Yield Bond	3.14

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

110 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,282 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Credit quality of portfolio assets (9/30/2006)

Type of asset	Rating	Percent of total net assets

Bonds	Ba/BB	29.2
	B/B	55.1
	Below B/B	3.3
Short-term investments		11.1
Other assets and liabilities—net		1.3

Total		100.0

Fund facts

Inception date Institutional Class	3/31/2006
CUSIP	886315795
Net assets of fund (9/30/2006)	$62.92 million

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 111

High-Yield Fund II | High-yield securities
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	High-Yield Fund II (Institutional Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(4/1/06)	(9/30/06)	(4/1/06–9/30/06)

Actual return	$1,000.00	$1,026.17	$2.03
5% annual hypothetical return	1,000.00	1,023.04 †	2.03

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.40%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

112 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Tax-Exempt Bond Fund II | Tax-exempt bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Tax-Exempt Bond Fund II returned 3.85% for the Institutional Class, compared with the 3.88% gain of the fund’s benchmark, the Lehman Brothers 10-Year Municipal Bond Index, and the 2.94% average return for the fund’s peer group, the Morningstar Municipal National Intermediate category.

Higher credit quality compresses spreads

The period saw most state and municipal governments enjoying the virtuous part of the business cycle. Previous cuts in spending and higher tax revenues from a stronger economy combined to boost credit quality throughout the muni market. Spreads tightened, and there was little opportunity to seek added value by taking on additional risk.

Yields for munis rise, then fall

In the second quarter of 2006, rising short-term interest rates sent yields on municipal bonds higher across the maturity spectrum, although shorter-term issues rose faster than longer-term ones. When rates held steady in the third quarter, yields fell, with intermediate-term (5-15 year) bonds dropping the most. At the end of September, 10-year munis provided 81.6% of the yield of a 10-year Treasury, little changed from the 82.2% level at the end of March.

          During the six months, states and municipalities issued $192 billion in bonds. Refunding activity declined significantly. This was partly offset by a moderate rise in the volume of new issues, but overall the supply of tax-exempt bonds was 17% lower during the third quarter of 2006 than in the same quarter of 2005.

Fund narrowly trails the benchmark’s return

During the second quarter, the tax-exempt bond market was dominated by the liquidation of about $7 billion in high-grade bonds by a large insurance company that no longer needed tax-free income. As a result, prices in the high-grade market dropped during the quarter, causing the fund to underperform the benchmark. The fund’s return was also lower because the index includes tobacco and airline bonds, which the fund tends to avoid because of their high volatility and risk.

          In the third quarter, the fund topped its benchmark because the high-grade sector rebounded, and the fund underweighted its holdings in tobacco and airline bonds, both of which lagged the index during the three months. However, this outperformance was not quite enough to lift the fund’s return above the benchmark’s for the six-month period.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 113

Tax-Exempt Bond Fund II | Tax-exempt bonds

Investment objective

The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including tax risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers 10-Year Municipal Bond Index measures the performance of long-term, tax-exempt bonds. These bonds must have a minimum credit rating of Baa and an outstanding par value of at least $5 million, and be issued as part of a transaction of at least $50 million. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TITIX

Total return* since inception[1]

Tax-Exempt Bond Fund II Institutional Class	3.85%

Benchmark:
Lehman Brothers 10-Year Municipal Bond Index	3.88

Peer group:
Morningstar Municipal National Intermediate	2.94

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

114 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,385 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Credit quality of portfolio assets (9/30/2006)

Type of asset	Rating	Percent of total net assets

Long-term municipal bonds
	Aaa/AAA	64.7
	Aa/AA	22.1
	A/A	5.4
	Baa/BBB	9.4
Other assets and liabilities—net		–1.6

Total		100.0

Fund facts

Inception date
Institutional Class	3/31/2006
CUSIP	886315860
Net assets of fund (9/30/2006)	$55.72 million

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 115

Tax-Exempt Bond Fund II | Tax-exempt bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Tax-Exempt Bond Fund II (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,036.72		$1.78
5% annual hypothetical return	1,000.00	1,023.30	†	1.77

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.35%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

116 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Inflation-Linked Bond Fund | Inflation-protected bonds
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Inflation-Linked Bond Fund returned 1.70% for the Institutional Class, compared with the 1.84% gain of the fund’s benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index. The average return for the fund’s peer group, the Morningstar Inflation-Protected Bond category, was 1.31%.

The Fed pauses as inflation fears ease

The Federal Reserve raised short-term interest rates six times during the twelve-month period, but in the third quarter of 2006, the Fed kept short-term interest rates at 5.25%—their highest level since March 2001.

          After dropping sharply in the first half of the reporting period, bond prices generally rose in the second half. (Bond prices and yields move in opposite directions.) Inflation-linked bonds, which in the first half of the period lost 2.14% and lagged most other types of bonds, rebounded in the second half. Gains were concentrated in the third quarter of 2006, when the TIPS benchmark rose 3.55%.

          For the twelve months, TIPS underperformed the 3.67% return of the Lehman Brothers U.S. Aggregate Index, a broad measure of the U.S. investment-grade, fixed-rate bond market. However, for the five-year period ended September 30, 2006, TIPS produced an average annual return of 7.23%, beating the 4.81% gain of the Lehman aggregate index.

Moderate inflation limits TIPS gains

Demand for TIPS was dampened for much of the period because inflation remained under control. Late in the period, the U.S. housing market softened, and in August, consumer spending fell for the first time since September 2005.

          The Consumer Price Index, which had risen 4.3% on a year-over-year basis in June 2006, rose just 2.1% in September, reflecting a steep drop in oil prices.

Strategies help reduce impact of expenses

The slight difference between the fund’s return and that of the benchmark was due to the fact that the fund’s return includes a deduction for expense charges and the benchmark’s does not. During the period, the fund was able to limit the effects of expenses on its performance by making relative-value trades among inflation-linked securities.

          The fund’s managers generally kept the fund’s duration—a measure of its sensitivity to interest-rate changes—near the benchmark’s. This strategy is designed to help the fund closely match the performance of the benchmark.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 117

Inflation-Linked Bond Fund | Inflation-protected bonds

Investment objective

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of September 30, 2006			Ticker symbol: TIILX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Inflation-Linked Bond Fund
Institutional Class	1.70%	5.24%	22.69%

Benchmark:
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	1.84	5.45	23.65

Peer group:
Morningstar Inflation-Protected Bond	1.31	4.70	20.30

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: October 1, 2002

118 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $12,269 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Institutional Class

Best quarter: 5.06%, for the quarter ended March 31, 2004
Worst quarter: –3.14%, for the quarter ended June 30, 2004

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 119

Inflation-Linked Bond Fund | Inflation-protected bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Inflation-Linked Bond Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,037.72		$1.78
5% annual hypothetical return	1,000.00	1,023.30	†	1.77

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.35%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio composition by maturity (9/30/2006)

Percent of total net assets

1–20-year bonds	82.2
Over-20-year bonds	15.5
Short-term investments	1.5
Other assets and liabilities-net	0.8

Total	100.0

Fund facts

Inception date Institutional Class	10/1/2002
CUSIP	87244W482
Net assets of fund (9/30/2006)	$428.21 million

120 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Money Market Fund | Cash equivalents
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Money Market Fund returned 4.70% for the Institutional Class, compared with the 4.15% gain of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

The Fed halts its rate hikes

After recovering from a disastrous hurricane season in 2005, the economy forged ahead in the first quarter of 2006. The U.S. gross domestic product added 5.6%—the largest twelve-month gain since September 30, 2003.

          In the second half of the period, the economy slowed. With oil prices topping $75 a barrel and interest rates escalating, consumers cut spending, and the red-hot housing market cooled. In June, GDP rose only 2.6%. By September, however, oil prices had dropped more than 18%, and year-over-year inflation had declined to 2.1%.

          In August, after 17 consecutive quarter-point increases in the federal funds rate, including six during the twelve-month period, the Federal Reserve held the rate at 5.25%. (The federal funds rate is the interest rate commercial U.S. banks charge one another for overnight loans.) With investors waiting to see what the Fed would do next, yields of securities with twelve-month maturities fell.

LIBOR flattens as yields converge

Early in the period, yields on twelve-month securities rose in tandem with those of shorter-maturity issues, and the LIBOR curve held steady. (The LIBOR, the interest rate that banks charge one another for loans on the London market, is the most widely used benchmark for short-term rates.) As twelve-month yields approached those of shorter maturities at period-end, the LIBOR curve flattened considerably.

Fund strategies pay off

During the twelve months, the fund’s managers adjusted their strategies to the changing interest-rate environment. On September 30, 2006, the fund’s investments in commercial paper, which was in scarce supply during the period, made up 74.6% of the portfolio, down from 77.1% twelve months earlier. (Commercial paper offers higher returns without significant additional risk.)

          During the twelve months, the fund increased its holdings in U.S. agency securities from 2.4% to 15.5%. Certificates of deposit declined to just 5.3%, while floating-rate securities rose to 4.6%.

          On September 30, 2006, foreign securities made up 8.1% of the fund’s total portfolio investments.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 121

Money Market Fund | Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

The fund is subject to special risks, including income volatility risk, market risk, company risk, credit risk, interest-rate risk, prepayment risk, extension risk and foreign investment risks. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund. For a further discussion of risk, please see page 6.

Yield and average maturity

	Net annualized yield (for the 7 days ended 9/26/2006)		Average maturity (as of 9/26/2006)

	Current yield	Effective yield	In days

Money Market Fund	5.22%	5.36%	35

iMoneyNet Money Fund Report AveragesTM—All Taxable	4.73	4.84	40

Performance as of September 30, 2006				Ticker symbol: TCIXX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Money Market Fund Institutional Class	4.70%	2.32%	3.33%	12.16%	26.86%

iMoneyNet Money Fund Report Averages—All Taxable	4.15	1.84	2.85	9.48	22.44

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: July 1, 1999

122 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

PERFORMANCE

$10,000 invested at fund’s inception

Institutional Class (inception July 1, 1999)

An investment of $10,000 in this fund on July 1, 1999, would have grown to $12,686 as of September 30, 2006, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns†

Institutional Class

Best quarter: 1.65%, for the quarter ended December 31, 2000
Worst quarters: 0.25%, for the quarters ended September 30, 2003, and March 31, 2004

†	Does not include returns from July 1, 1999, through September 30, 1999

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 123

Money Market Fund | Cash equivalents
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund (Institutional Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$ 1,000.00	$ 1,024.74		$0.76
5% annual hypothetical return	1,000.00	1,024.31	†	0.76

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.15%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Asset allocation (9/30/2006)

Percent of portfolio investments

Commercial paper	74.6
U.S. agency securities	15.5
Certificates of deposit	5.3
Floating-rate securities	4.6

Total	100.0

Fund facts

Inception date Institutional Class	7/1/1999
CUSIP	87244W706
Net assets of fund (9/30/2006)	$443.24 million

124 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Growth Equity Fund |	Summary portfolio of investments September 30, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES		$626,147	0.69%

	APPAREL AND OTHER TEXTILE PRODUCTS		633,380	0.70

	BUSINESS SERVICES
*	Adobe Systems, Inc	49,300	1,846,285	2.05
*	Electronic Arts, Inc	27,171	1,512,881	1.68
*	Google, Inc (Class A)	5,813	2,336,245	2.59
	Microsoft Corp	59,165	1,616,979	1.79
	Other		861,832	0.96

			8,174,222	9.07

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	49,372	2,397,504	2.66
*	Amgen, Inc	34,555	2,471,719	2.74
*	Gilead Sciences, Inc	14,269	980,280	1.09
	Monsanto Co	25,443	1,196,075	1.33
	Procter & Gamble Co	35,974	2,229,669	2.47
	Wyeth	30,659	1,558,704	1.73
	Other		1,435,222	1.59

			12,269,173	13.61

	COMMUNICATIONS
	AT&T, Inc	42,155	1,372,567	1.52
	Other		1,035,195	1.15

			2,407,762	2.67

	EATING AND DRINKING PLACES
*	Starbucks Corp	34,963	1,190,490	1.32

			1,190,490	1.32

	ELECTRIC, GAS, AND SANITARY SERVICES		683,496	0.76

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	26,038	2,005,707	2.22
*	Broadcom Corp (Class A)	27,584	836,899	0.93
*	Cisco Systems, Inc	105,817	2,433,791	2.70
	Cooper Industries Ltd (Class A)	9,861	840,354	0.93
	Emerson Electric Co	17,932	1,503,778	1.67
	Intel Corp	44,693	919,335	1.02
	Motorola, Inc	55,981	1,399,525	1.55
*	Network Appliance, Inc	32,117	1,188,650	1.32
	Qualcomm, Inc	53,995	1,962,718	2.18
	Other		930,242	1.03

			14,020,999	15.55

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	21,868	946,884	1.05
	Paychex, Inc	34,457	1,269,740	1.41

			2,216,624	2.46

	FABRICATED METAL PRODUCTS		8,980	0.01

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 125

Growth Equity Fund |	Summary portfolio of investments September 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	35,970	$2,347,402	2.60%

			2,347,402	2.60

	FURNITURE AND HOME FURNISHINGS STORES		634,274	0.70

	GENERAL MERCHANDISE STORES
	Target Corp	28,656	1,583,244	1.75
	Other		781,969	0.87

			2,365,213	2.62

	HEALTH SERVICES
*	Medco Health Solutions, Inc	21,686	1,303,545	1.45
	Other		552,079	0.61

			1,855,624	2.06

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	30,821	1,604,233	1.78
	Other		453,700	0.50

			2,057,933	2.28

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	21,055	1,204,135	1.33

			1,204,135	1.33

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	23,479	861,445	0.96
	International Game Technology	31,914	1,324,431	1.47
	Other		2,057,103	2.28

			4,242,979	4.71

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	31,884	2,070,547	2.30
*	St. Jude Medical, Inc	34,334	1,211,647	1.34
*	Zimmer Holdings, Inc	16,505	1,114,088	1.24
	Other		440,855	0.49

			4,837,137	5.37

	INSURANCE CARRIERS
	American International Group, Inc	13,529	896,432	0.99
	Progressive Corp	37,479	919,735	1.02
	Other		619,076	0.69

			2,435,243	2.70

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	35,813	1,231,967	1.37

			1,231,967	1.37

	METAL MINING
	Anglo American plc	21,023	878,960	0.97

			878,960	0.97

126 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund |	Summary portfolio of investments September 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	MISCELLANEOUS RETAIL
	CVS Corp	48,446	$1,556,085	1.73%

			1,556,085	1.73

	MOTION PICTURES		537,308	0.60

	NONDEPOSITORY INSTITUTIONS
	American Express Co	32,700	1,833,816	2.03

			1,833,816	2.03

	OIL AND GAS EXTRACTION
	Schlumberger Ltd	16,437	1,019,587	1.13
	Other		1,159,669	1.29

			2,179,256	2.42

	PETROLEUM AND COAL PRODUCTS		455,285	0.51

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	77,601	1,894,240	2.10
	Other		638,576	0.71

			2,532,816	2.81

	RAILROAD TRANSPORTATION		335,588	0.37

	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	92,755	1,660,315	1.84
	Chicago Mercantile Exchange Holdings, Inc	2,418	1,156,409	1.28
*	E*Trade Financial Corp	34,318	820,887	0.91
	Goldman Sachs Group, Inc	7,488	1,266,745	1.41
	Other		1,509,883	1.68

			6,414,239	7.12

	TOBACCO PRODUCTS
	Altria Group, Inc	29,733	2,276,061	2.53

			2,276,061	2.53

	TRANSPORTATION EQUIPMENT
	Boeing Co	19,513	1,538,600	1.71
	United Technologies Corp	25,746	1,631,009	1.81

			3,169,609	3.52

	TRANSPORTATION SERVICES		795,485	0.88

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	11,740	844,575	0.94

			844,575	0.94

	WHOLESALE TRADE-DURABLE GOODS		331,293	0.37

	TOTAL COMMON STOCKS	(Cost $89,290,554)	89,583,556	99.38

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 127

Growth Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

			% OF NET
ISSUER	PRINCIPAL	VALUE	ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$1,330,000	$1,330,000	1.48%

TOTAL SHORT-TERM INVESTMENTS	(Cost $1,329,825)	1,330,000	1.48

TOTAL PORTFOLIO	(Cost $90,620,379)	90,913,556	100.86
OTHER ASSETS & LIABILITIES, NET		(773,332)	(0.86)

NET ASSETS		$90,140,224	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

128 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$983,709	0.53%

	APPAREL AND ACCESSORY STORES		1,559,715	0.83

	BUSINESS SERVICES
	Automatic Data Processing, Inc	39,172	1,854,402	0.99
*	Google, Inc (Class A)	3,719	1,494,666	0.80
	Microsoft Corp	126,567	3,459,076	1.85
	Other		3,180,539	1.70

			9,988,683	5.34

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	42,292	2,053,700	1.10
	Air Products & Chemicals, Inc	23,274	1,544,695	0.82
	Akzo Nobel NV	22,038	1,357,586	0.73
*	Gilead Sciences, Inc	19,718	1,354,627	0.72
	Merck & Co, Inc	55,340	2,318,746	1.24
	Monsanto Co	39,454	1,854,733	0.99
	Pfizer, Inc	108,533	3,077,996	1.64
	Procter & Gamble Co	63,883	3,959,468	2.12
	Wyeth	43,665	2,219,929	1.19
	Other		8,453,806	4.52

			28,195,286	15.07

	COAL MINING		1,009,972	0.54

	COMMUNICATIONS
	AT&T, Inc	82,900	2,699,224	1.44
	Other		3,618,005	1.94

			6,317,229	3.38

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	90,661	4,856,710	2.60
	Citigroup, Inc	52,862	2,625,656	1.40
	JPMorgan Chase & Co	76,571	3,595,774	1.92
	Marshall & Ilsley Corp	30,603	1,474,453	0.79
	Northern Trust Corp	31,694	1,851,880	0.99
	US Bancorp	71,861	2,387,222	1.28
	Wells Fargo & Co	38,540	1,394,377	0.75
	Other		906,859	0.48

			19,092,931	10.21

	EATING AND DRINKING PLACES		1,263,341	0.67

	ELECTRIC, GAS, AND SANITARY SERVICES
	Exelon Corp	28,346	1,716,067	0.92
	Other		3,706,093	1.98

			5,422,160	2.90

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 129

Growth & Income Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	25,781	$1,985,910	1.06%
*	Cisco Systems, Inc	159,578	3,670,294	1.96
	Emerson Electric Co	23,505	1,971,129	1.05
	Honeywell International, Inc	60,397	2,470,237	1.32
	Qualcomm, Inc	51,992	1,889,909	1.01
	Other		7,607,505	4.08

			19,594,984	10.48

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	56,771	3,704,875	1.98
	Other		3,211,250	1.72

			6,916,125	3.70

	GENERAL MERCHANDISE STORES
	Target Corp	25,510	1,409,428	0.75
	Wal-Mart Stores, Inc	40,798	2,012,157	1.08
	Other		1,164,170	0.62

			4,585,755	2.45

	HEALTH SERVICES
*	Coventry Health Care, Inc	30,715	1,582,437	0.85
*	Medco Health Solutions, Inc	30,668	1,843,453	0.98
	Other		716,584	0.38

			4,142,474	2.21

	HOLDING AND OTHER INVESTMENT OFFICES		1,114,987	0.60

	HOTELS AND OTHER LODGING PLACES		901,661	0.48

	INDUSTRIAL MACHINERY AND EQUIPMENT
	General Electric Co	162,014	5,719,094	3.06
	Hewlett-Packard Co	90,458	3,318,904	1.77
	Other		2,556,925	1.37

			11,594,923	6.20

	INSURANCE AGENTS, BROKERS AND SERVICE
	Hartford Financial Services Group, Inc	19,029	1,650,766	0.88

			1,650,766	0.88

	INSURANCE CARRIERS
	ACE Ltd	40,917	2,239,387	1.20
	American International Group, Inc	59,163	3,920,140	2.09

			6,159,527	3.29

	METAL MINING		1,810,370	0.97

	MISCELLANEOUS RETAIL
	Best Buy Co, Inc	29,292	1,568,879	0.84
	Other		932,251	0.50

			2,501,130	1.34

130 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MOTION PICTURES
	News Corp (Class A)	109,470	$2,151,086	1.15%
	Other		2,276,374	1.22

			4,427,460	2.37

	NONDEPOSITORY INSTITUTIONS
	American Express Co	42,499	2,383,344	1.27
	Fannie Mae	33,112	1,851,292	0.99
	Other		1,341,500	0.72

			5,576,136	2.98

	OIL AND GAS EXTRACTION
*	Cameron International Corp	36,708	1,773,363	0.95
	Schlumberger Ltd	41,693	2,586,217	1.38
	Other		552,185	0.30

			4,911,765	2.63

	PETROLEUM AND COAL PRODUCTS
	Exxon Mobil Corp	104,383	7,004,099	3.74
	Marathon Oil Corp	22,779	1,751,705	0.94
	Other		2,823,796	1.51

			11,579,600	6.19

	PRINTING AND PUBLISHING		411,758	0.22

	RAILROAD TRANSPORTATION		757,552	0.40

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	33,641	2,452,765	1.31
	Other		2,984,313	1.60

			5,437,078	2.91

	TOBACCO PRODUCTS
	Altria Group, Inc	90,417	6,921,421	3.70

			6,921,421	3.70

	TRANSPORTATION BY AIR		761,699	0.41

	TRANSPORTATION EQUIPMENT
	Boeing Co	23,519	1,854,473	0.99
	Raytheon Co	40,334	1,936,435	1.04
	United Technologies Corp	40,419	2,560,544	1.37
	Other		322,150	0.17

			6,673,602	3.57

	TRANSPORTATION SERVICES		732,940	0.39

	TRUCKING AND WAREHOUSING		770,146	0.41

	WHOLESALE TRADE-DURABLE GOODS		402	0.00	**

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 131

Growth & Income Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc	29,908	$1,966,152	1.05%
	Other		644,849	0.34

			2,611,001	1.39

	TOTAL COMMON STOCKS	(Cost $164,419,708)	186,378,288	99.64

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		160,000	0.09

	TOTAL SHORT-TERM INVESTMENTS	(Cost $159,979)	160,000	0.09

	TOTAL PORTFOLIO	(Cost $164,579,687)	186,538,288	99.73
	OTHER ASSETS & LIABILITIES, NET		505,855	0.27

	NET ASSETS		$187,044,143	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.750% and mature 10/02/06

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

132 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

AGRICULTURAL SERVICES		$304,642	0.03%

APPAREL AND OTHER TEXTILE PRODUCTS		2,182,595	0.18

BUSINESS SERVICES
WPP Group plc	680,876	8,439,400	0.71
Other		4,858,328	0.41

		13,297,728	1.12

CHEMICALS AND ALLIED PRODUCTS
Bayer AG.	1,588,616	80,980,920	6.84
Novartis AG.	100,681	5,877,654	0.49
Reckitt Benckiser plc	487,481	20,207,885	1.71
Shin-Etsu Chemical Co Ltd	73,600	4,697,939	0.40
Takeda Pharmaceutical Co Ltd	158,800	9,907,776	0.84
Other		17,631,372	1.49

		139,303,546	11.77

COAL MINING
BHP Billiton Ltd	582,492	11,126,798	0.94

		11,126,798	0.94

COMMUNICATIONS
KDDI Corp	742	4,623,170	0.39
Royal KPN NV	1,177,048	15,015,157	1.27
Other		5,170,434	0.44

		24,808,761	2.10

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG.	406,055	40,558,415	3.43
Mitsubishi UFJ Financial Group, Inc	1,013	13,035,005	1.10
Mizuho Financial Group, Inc	788	6,110,544	0.51
Sumitomo Mitsui Financial Group, Inc	643	6,749,799	0.57
Sumitomo Trust & Banking Co Ltd	463,000	4,844,597	0.41
Other		7,253,908	0.62

		78,552,268	6.64

ELECTRIC, GAS, AND SANITARY SERVICES
Fortum Oyj	1,884,079	50,195,280	4.24
Xinao Gas Holdings Ltd	7,165,000	7,357,538	0.62
Other		1,047,694	0.09

		58,600,512	4.95

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Sony Corp	149,700	6,057,702	0.51
Other		16,953,751	1.43

		23,011,453	1.94

FABRICATED METAL PRODUCTS		3,279,413	0.28

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 133

International Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Groupe Danone	123,854	$17,385,828	1.47%
	Nisshin Oillio Group Ltd	1,454,000	8,431,661	0.71
	Other		9,680,662	0.82

			35,498,151	3.00

	FOOD STORES
	Tesco plc	1,855,787	12,508,815	1.06
	Other		1,888,365	0.16

			14,397,180	1.22

	GENERAL BUILDING CONTRACTORS
	Shimizu Corp	785,000	4,485,714	0.38
	Other		13,696,326	1.16

			18,182,040	1.54

	GENERAL MERCHANDISE STORES		1,309,264	0.11

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Vinci S.A.	518,132	57,686,296	4.87

			57,686,296	4.87

	HOLDING AND OTHER INVESTMENT OFFICES
	Collins Stewart Tullett plc	2,506,127	40,823,279	3.45
	GEA Group AG.	2,044,571	36,867,146	3.11
	iShares MSCI EAFE Index Fund	520,000	35,230,000	2.98
*	Man Group Plc	5,248,974	44,028,916	3.72
	Other		2,880,956	0.24

			159,830,297	13.50

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	862,096	58,758,651	4.96
	Other		814,174	0.07

			59,572,825	5.03

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Canon, Inc	107,700	5,616,356	0.47
	Rheinmetall AG.	437,773	31,863,875	2.69
	Other		19,923,443	1.69

			57,403,674	4.85

	INSTRUMENTS AND RELATED PRODUCTS
	Tecan Group AG.	114,081	5,692,874	0.48
	Terumo Corp	155,600	5,901,274	0.50
	Other		1,889,586	0.16

			13,483,734	1.14

	INSURANCE AGENTS, BROKERS AND SERVICE		2,945,664	0.25

	INSURANCE CARRIERS
	Aioi Insurance Co Ltd	798,000	5,492,267	0.46
	AMP Ltd	874,884	5,829,343	0.49
	AXA S.A.	476,844	17,583,626	1.49

134 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE CARRIERS—(continued)
Zurich Financial Services AG.	66,821	$16,418,691	1.39%
Other		8,088,775	0.68

		53,412,702	4.51

METAL MINING		9,954,496	0.84

MISCELLANEOUS MANUFACTURING INDUSTRIES		2,890,713	0.24

NONDEPOSITORY INSTITUTIONS
Deutsche Postbank AG.	639,215	48,511,961	4.10
Hypo Real Estate Holding AG.	387,108	24,150,992	2.04
Other		545,269	0.05

		73,208,222	6.19

NONMETALLIC MINERALS, EXCEPT FUELS		2,285,079	0.19

OIL AND GAS EXTRACTION
PetroChina Co Ltd (Class H)	5,036,000	5,416,965	0.46
Total S.A.	84,306	5,532,311	0.47
Other		6,290,372	0.53

		17,239,648	1.46

PETROLEUM AND COAL PRODUCTS
BP plc	515,915	5,621,946	0.48
ENI S.p.A.	308,583	9,144,678	0.77
Other		2,859,699	0.24

		17,626,323	1.49

PRIMARY METAL INDUSTRIES
BHP Billiton plc	525,579	9,073,075	0.77
Other		2,834,743	0.24

		11,907,818	1.01

RAILROAD TRANSPORTATION		3,657,126	0.31

REAL ESTATE
Mitsui Fudosan Co Ltd	220,000	5,000,635	0.42
Other		6,498,473	0.55

		11,499,108	0.97

SECURITY AND COMMODITY BROKERS		1,052,552	0.09

STONE, CLAY, AND GLASS PRODUCTS
Holcim Ltd	240,377	19,646,151	1.66
Other		7,790,757	0.66

		27,436,908	2.32

TOBACCO PRODUCTS
Japan Tobacco, Inc	1,378	5,354,514	0.45

		5,354,514	0.45

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 135

International Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

TRANSPORTATION EQUIPMENT
Fiat S.p.A.	2,941,645	$46,888,167	3.96%
Honda Motor Co Ltd	216,400	7,272,872	0.61
Toyota Industries Corp	115,100	4,881,702	0.41
Toyota Motor Corp	329,700	17,918,933	1.51
Other		11,588,708	0.99

		88,550,382	7.48

TRUCKING AND WAREHOUSING
Deutsche Post AG.	2,163,438	56,787,470	4.80

		56,787,470	4.80

WHOLESALE TRADE-DURABLE GOODS		2,273,252	0.19

WHOLESALE TRADE-NONDURABLE GOODS		2,501,056	0.21

TOTAL COMMON STOCKS	(Cost $984,991,810)	1,162,414,210	98.21

TOTAL PORTFOLIO	(Cost $984,991,810)	1,162,414,210	98.21
OTHER ASSETS & LIABILITIES, NET		21,145,760	1.79

NET ASSETS		$1,183,559,970	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

136 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary of market values by country September 30, 2006

	VALUE	% OF MARKET VALUE

DOMESTIC
UNITED STATES OF AMERICA	$35,714,584	3.07%

TOTAL DOMESTIC	35,714,584	3.07

FOREIGN
AUSTRALIA	44,081,699	3.79
BRAZIL	2,350,069	0.20
CANADA	593,960	0.05
FINLAND	50,195,280	4.32
FRANCE	157,062,502	13.51
GERMANY	279,162,363	24.02
HONG KONG	20,371,014	1.75
INDIA	9,679,713	0.83
INDONESIA	348,217	0.03
ITALY	56,032,846	4.82
JAPAN	249,454,519	21.46
NETHERLANDS	15,015,157	1.29
RUSSIA	4,341,970	0.38
SINGAPORE	6,253,517	0.54
SWITZERLAND	88,193,785	7.59
UNITED KINGDOM	143,563,015	12.35

TOTAL FOREIGN	1,126,699,626	96.93

TOTAL PORTFOLIO	$1,162,414,210	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 137

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES		$116,702	0.69%

	APPAREL AND OTHER TEXTILE PRODUCTS		121,035	0.72

	BUSINESS SERVICES
*	Adobe Systems, Inc	9,189	344,128	2.05
*	Electronic Arts, Inc	5,065	282,019	1.68
*	Google, Inc (Class A)	1,085	436,062	2.59
	Microsoft Corp	11,028	301,395	1.79
	Other		157,415	0.94

			1,521,019	9.05

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	9,213	447,383	2.66
*	Amgen, Inc	6,441	460,725	2.74
*	Gilead Sciences, Inc	2,660	182,742	1.09
	Monsanto Co	4,742	222,921	1.33
	Procter & Gamble Co	6,705	415,576	2.47
	Wyeth	5,743	291,974	1.74
	Other		267,205	1.59

			2,288,526	13.62

	COMMUNICATIONS
	AT&T, Inc	7,858	255,856	1.52
	Other	248	202,336	1.21

			458,192	2.73

	EATING AND DRINKING PLACES
*	Starbucks Corp	6,549	222,993	1.33

			222,993	1.33

	ELECTRIC, GAS, AND SANITARY SERVICES		130,385	0.78

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	4,853	373,827	2.22
*	Broadcom Corp (Class A)	5,142	156,008	0.93
*	Cisco Systems, Inc	19,724	453,652	2.70
	Cooper Industries Ltd (Class A)	1,828	155,782	0.93
	Emerson Electric Co	3,342	280,260	1.67
	Intel Corp	10,011	205,926	1.23
	Motorola, Inc	10,421	260,525	1.55
*	Network Appliance, Inc	5,986	221,542	1.32
	Qualcomm, Inc	10,065	365,863	2.18
	Other		184,365	1.08

			2,657,750	15.81

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	4,093	177,227	1.05
	Paychex, Inc	6,423	236,688	1.41

			413,915	2.46

138 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	6,705	$437,568	2.60%

			437,568	2.60

	FURNITURE AND HOME FURNISHINGS STORES		118,223	0.70

	GENERAL MERCHANDISE STORES
	Target Corp	5,341	295,090	1.76
	Other		146,480	0.87

			441,570	2.63

	HEALTH SERVICES
*	Medco Health Solutions, Inc	4,042	242,965	1.45
	Other		103,423	0.61

			346,388	2.06

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	4,311	224,388	1.34
	Other		83,934	0.49

			308,322	1.83

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	3,924	224,414	1.34

			224,414	1.34

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	4,383	160,812	0.96
	International Game Technology	5,949	246,884	1.47
	Other		351,359	2.09

			759,055	4.52

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	5,927	384,899	2.29
*	St. Jude Medical, Inc	6,400	225,856	1.34
*	Zimmer Holdings, Inc	3,077	207,698	1.24
	Other		82,152	0.49

			900,605	5.36

	INSURANCE CARRIERS
	American International Group, Inc	2,522	167,108	0.99
	Progressive Corp	6,986	171,436	1.02
	Other		115,407	0.69

			453,951	2.70

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	6,675	229,620	1.37

			229,620	1.37

	METAL MINING
	Anglo American plc	3,925	164,102	0.98

			164,102	0.98

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 139

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
	CVS Corp	9,004	$289,208	1.72%

			289,208	1.72

	MOTION PICTURES		100,148	0.60

	NONDEPOSITORY INSTITUTIONS
	American Express Co	6,095	341,808	2.03

			341,808	2.03

	OIL AND GAS EXTRACTION
	Schlumberger Ltd	3,064	190,060	1.13
	Other		216,656	1.29

			406,716	2.42

	PETROLEUM AND COAL PRODUCTS		84,890	0.50

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	14,464	353,066	2.10
	Other		119,218	0.71

			472,284	2.81

	RAILROAD TRANSPORTATION		62,541	0.37

	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	17,289	309,473	1.84
	Chicago Mercantile Exchange Holdings, Inc	448	214,256	1.27
*	E*Trade Financial Corp	6,397	153,016	0.91
	Goldman Sachs Group, Inc	1,396	236,161	1.41
	TD Ameritrade Holding Corp	7,868	148,312	0.88
	Other		133,130	0.80

			1,194,348	7.11

	TOBACCO PRODUCTS
	Altria Group, Inc	5,542	424,240	2.52

			424,240	2.52

	TRANSPORTATION EQUIPMENT
	Boeing Co	3,637	286,777	1.71
	United Technologies Corp	4,799	304,017	1.81

			590,794	3.52

	TRANSPORTATION SERVICES		148,273	0.88

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	2,188	157,405	0.94

			157,405	0.94

	WHOLESALE TRADE-DURABLE GOODS		61,744	0.37

	TOTAL COMMON STOCKS	(Cost $16,146,116)	16,648,734	99.07

140 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$130,000	0.77%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $129,983)	130,000	0.77

	TOTAL PORTFOLIO	(Cost $16,276,099)	16,778,734	99.84
	OTHER ASSETS & LIABILITIES, NET		27,008	0.16

	NET ASSETS		$16,805,742	100.00%

*	Non-income producing

+	Notes have a rate of 4.750% and mature 10/02/06

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 141

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

APPAREL AND ACCESSORY STORES
Gap, Inc	781,431	$14,808,117	2.20%
Other		1,214,916	0.18

		16,023,033	2.38

APPAREL AND OTHER TEXTILE PRODUCTS		456,660	0.07

BUSINESS SERVICES		17,239,094	2.57

CHEMICALS AND ALLIED PRODUCTS
Akzo Nobel NV	100,304	6,178,933	0.92
Colgate-Palmolive Co	152,024	9,440,690	1.41
Du Pont (E.I.) de Nemours & Co	183,514	7,861,740	1.17
Pfizer, Inc	732,297	20,767,943	3.09
Wyeth	151,931	7,724,172	1.15
Other		19,871,548	2.96

		71,845,026	10.70

COAL MINING
Sasol Ltd (ADR)	151,794	4,992,505	0.74
Other		3,607,456	0.54

		8,599,961	1.28

COMMUNICATIONS
AT&T, Inc	404,275	13,163,194	1.96
BellSouth Corp	127,248	5,439,852	0.81
Cablevision Systems Corp (Class A)	255,288	5,797,590	0.86
Sprint Nextel Corp	376,351	6,454,420	0.96
Other		3,444,324	0.52

		34,299,380	5.11

DEPOSITORY INSTITUTIONS
Bank of America Corp	486,300	26,051,091	3.88
Bank of New York Co, Inc	247,103	8,712,852	1.30
Citigroup, Inc	108,476	5,388,003	0.80
Hudson City Bancorp, Inc	677,430	8,975,948	1.34
JPMorgan Chase & Co	513,997	24,137,299	3.59
South Financial Group, Inc	182,239	4,743,681	0.71
SunTrust Banks, Inc	179,872	13,900,508	2.07
US Bancorp	262,052	8,705,367	1.30
Wachovia Corp	167,940	9,371,052	1.40
Washington Mutual, Inc	176,663	7,679,541	1.14
Other		8,722,588	1.29

		126,387,930	18.82

EATING AND DRINKING PLACES
Brinker International, Inc	146,500	5,873,185	0.87
Compass Group plc	1,135,641	5,703,827	0.85

		11,577,012	1.72

142 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	196,562	$7,148,960	1.06%
	DPL, Inc	228,149	6,187,401	0.92
	Other		20,645,326	3.08

			33,981,687	5.06

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Honeywell International, Inc	431,214	17,636,653	2.63
	RadioShack Corp	295,262	5,698,557	0.85
	Other		18,442,152	2.74

			41,777,362	6.22

	ENGINEERING AND MANAGEMENT SERVICES		3,291,801	0.49

	FABRICATED METAL PRODUCTS		2,448,262	0.36

	FOOD AND KINDRED PRODUCTS
*	Smithfield Foods, Inc	180,545	4,878,326	0.73

			4,878,326	0.73

	FORESTRY		1,923,529	0.29

	GENERAL BUILDING CONTRACTORS		2,309,212	0.34

	GENERAL MERCHANDISE STORES		943,075	0.14

	HEALTH SERVICES
*	Healthsouth Corp	1,137,702	5,643,002	0.84
	Other		2,670,115	0.40

			8,313,117	1.24

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Value Index Fund	160,229	12,348,849	1.84
	Other		3,407,903	0.51

			15,756,752	2.35

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	178,891	12,192,835	1.81

			12,192,835	1.81

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Alstom RGPT	65,543	5,930,045	0.88
	Hewlett-Packard Co	273,780	10,044,988	1.50
	Other		2,592,223	0.38

			18,567,256	2.76

	INSTRUMENTS AND RELATED PRODUCTS		1,222,150	0.18

	INSURANCE AGENTS, BROKERS AND SERVICE		5,003,921	0.74

	INSURANCE CARRIERS
	Aetna, Inc	196,757	7,781,739	1.16
	American International Group, Inc	221,887	14,702,233	2.19
	PartnerRe Ltd	84,450	5,706,287	0.85
	St. Paul Travelers Cos, Inc	213,679	10,019,408	1.49

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 143

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE CARRIERS—(continued)
	Other		$19,040,163	2.83%

			57,249,830	8.52

	METAL MINING		3,618,496	0.54

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	1,324,728	6,014,265	0.89
*	Sears Holdings Corp	45,015	7,116,421	1.06

			13,130,686	1.95

	MOTION PICTURES		2,607,078	0.39

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	231,684	12,953,452	1.93
	Other		3,541,359	0.53

			16,494,811	2.46

	OIL AND GAS EXTRACTION		5,787,984	0.86

	PAPER AND ALLIED PRODUCTS		8,017,964	1.19

	PETROLEUM AND COAL PRODUCTS
	Apache Corp	101,245	6,398,684	0.95
	Chevron Corp	293,576	19,041,339	2.84
	Devon Energy Corp	87,242	5,509,332	0.82
	Exxon Mobil Corp	119,809	8,039,184	1.20
	Occidental Petroleum Corp	144,940	6,973,063	1.04
	Other		6,013,163	0.89

			51,974,765	7.74

	PRIMARY METAL INDUSTRIES		1,194,986	0.18

	PRINTING AND PUBLISHING		2,954,478	0.44

	RAILROAD TRANSPORTATION		1,543,864	0.23

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	184,846	13,477,122	2.00
	Waddell & Reed Financial, Inc (Class A)	267,569	6,622,333	0.99
	Other		5,533,566	0.83

			25,633,021	3.82

	TOBACCO PRODUCTS
	Altria Group, Inc	329,780	25,244,659	3.76

			25,244,659	3.76

	TRANSPORTATION BY AIR		2,660,425	0.40

	TRANSPORTATION EQUIPMENT		5,032,576	0.75

144 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc	84,219	$5,536,557	0.82%
Other		4,071,990	0.61

		9,608,547	1.43

TOTAL COMMON STOCKS	(Cost $608,717,487)	671,791,551	100.02

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$5,430,000	5,430,000	0.81

TOTAL SHORT-TERM INVESTMENTS	(Cost $5,429,284)	5,430,000	0.81

TOTAL PORTFOLIO	(Cost $614,146,771)	677,221,551	100.83
OTHER ASSETS & LIABILITIES, NET		(5,582,139)	(0.83)

NET ASSETS		$671,639,412	100.00%

*	Non-income producing

ABBREVIATION:

ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 145

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
	Abercrombie & Fitch Co (Class A)	51,700	$3,592,116	1.34%

			3,592,116	1.34

	APPAREL AND OTHER TEXTILE PRODUCTS
	Polo Ralph Lauren Corp	43,211	2,795,320	1.05

			2,795,320	1.05

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		2,674,611	1.00

	BUSINESS SERVICES
*	Adobe Systems, Inc	84,552	3,166,472	1.18
*	Cerner Corp	66,736	3,029,814	1.13
*	Citrix Systems, Inc	96,854	3,507,083	1.31
*	Cognizant Technology Solutions Corp	57,814	4,281,705	1.60
*	F5 Networks, Inc	51,520	2,767,654	1.04
	Omnicom Group, Inc	30,170	2,823,912	1.06
	Other		13,413,335	5.02

			32,989,975	12.34

	CHEMICALS AND ALLIED PRODUCTS
*	Adams Respiratory Therapeutics, Inc	87,273	3,193,319	1.19
	Ecolab, Inc	87,751	3,757,498	1.41
*	Forest Laboratories, Inc	85,953	4,350,081	1.63
	Other		2,654,908	0.99

			13,955,806	5.22

	COAL MINING		2,302,837	0.86

	COMMUNICATIONS
*	American Tower Corp (Class A)	98,043	3,578,570	1.34
	Global Payments, Inc	77,246	3,399,596	1.27
*	NeuStar, Inc	131,002	3,635,306	1.36
*	NII Holdings, Inc (Class B)	85,741	5,329,661	2.00
*	Univision Communications, Inc (Class A)	137,066	4,706,846	1.76

			20,649,979	7.73

	DEPOSITORY INSTITUTIONS
	Hudson City Bancorp, Inc	235,710	3,123,158	1.17
	Other		2,275,206	0.85

			5,398,364	2.02

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Covanta Holding Corp	172,406	3,711,901	1.39

			3,711,901	1.39

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	70,817	4,385,697	1.64
*	Fairchild Semiconductor International, Inc	148,628	2,779,344	1.04
	L-3 Communications Holdings, Inc	39,861	3,122,312	1.17
*	Network Appliance, Inc	103,349	3,824,946	1.43
*	Nvidia Corp	134,578	3,982,163	1.49

146 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—(continued)
	Rockwell Collins, Inc	73,063	$4,006,775	1.50%
	Other		7,824,935	2.93

			29,926,172	11.20

	ENGINEERING AND MANAGEMENT SERVICES
*	Jacobs Engineering Group, Inc	38,699	2,891,976	1.08
	Paychex, Inc	120,653	4,446,063	1.66
	Quest Diagnostics, Inc	64,033	3,916,258	1.47
	Other		4,113,549	1.54

			15,367,846	5.75

	FOOD AND KINDRED PRODUCTS
	McCormick & Co, Inc	89,294	3,391,386	1.27
	Other		3,710,492	1.39

			7,101,878	2.66

	FURNITURE AND FIXTURES		1,543,110	0.58

	FURNITURE AND HOME FURNISHINGS STORES
*	Bed Bath & Beyond, Inc	72,440	2,771,554	1.04
	Other		2,369,212	0.88

			5,140,766	1.92

	GENERAL MERCHANDISE STORES
	JC Penney Co, Inc	43,315	2,962,313	1.11
	TJX Cos, Inc	113,600	3,184,208	1.19

			6,146,521	2.30

	HEALTH SERVICES
	Manor Care, Inc	61,591	3,219,978	1.20

			3,219,978	1.20

	HOLDING AND OTHER INVESTMENT OFFICES
	Global Signal, Inc	59,067	2,987,609	1.12
	Other		1,992,996	0.74

			4,980,605	1.86

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	137,720	3,835,502	1.44

			3,835,502	1.44

	INDUSTRIAL MACHINERY AND EQUIPMENT
	International Game Technology	115,923	4,810,805	1.80
	Other		5,624,303	2.10

			10,435,108	3.90

	INSTRUMENTS AND RELATED PRODUCTS
	Allergan, Inc	43,610	4,910,922	1.84
	Bard (C.R.), Inc	50,538	3,790,350	1.42
*	Fisher Scientific International, Inc	53,522	4,187,561	1.57
*	Resmed, Inc	95,725	3,852,931	1.44
	Other		8,665,639	3.24

			25,407,403	9.51

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 147

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	JUSTICE, PUBLIC ORDER AND SAFETY		$1,441,609	0.54%

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	137,756	4,738,806	1.77

			4,738,806	1.77

	METAL MINING		3,369,710	1.26

	MISCELLANEOUS RETAIL
*	Nutri/System, Inc	70,749	4,406,955	1.65
	Other		2,394,942	0.89

			6,801,897	2.54

	OIL AND GAS EXTRACTION
*	Denbury Resources, Inc	98,748	2,853,817	1.07
	Equitable Resources, Inc	88,561	3,097,864	1.16
*	National Oilwell Varco, Inc	62,804	3,677,174	1.38
	Other		4,084,464	1.52

			13,713,319	5.13

	PETROLEUM AND COAL PRODUCTS		2,703,275	1.01

	PRIMARY METAL INDUSTRIES		1,216,777	0.46

	RAILROAD TRANSPORTATION		1,909,163	0.71

	REAL ESTATE
*	CB Richard Ellis Group, Inc	127,311	3,131,851	1.17
	Forest City Enterprises, Inc (Class A)	52,165	2,832,560	1.06

			5,964,411	2.23

	SECURITY AND COMMODITY BROKERS
	Chicago Mercantile Exchange Holdings, Inc	6,914	3,306,621	1.24
	Greenhill & Co, Inc	50,390	3,377,138	1.26
	Other		1,759,316	0.66

			8,443,075	3.16

	TRANSPORTATION BY AIR
	Southwest Airlines Co	179,336	2,987,738	1.12

			2,987,738	1.12

	TRANSPORTATION EQUIPMENT
	Harley-Davidson, Inc	81,611	5,121,090	1.92
	Other		1,498,000	0.56

			6,619,090	2.48

	TRANSPORTATION SERVICES		2,460,861	0.92

	WHOLESALE TRADE-DURABLE GOODS		2,373,717	0.89

	WHOLESALE TRADE-NONDURABLE GOODS		2,265,952	0.85

	TOTAL COMMON STOCKS	(Cost $244,938,405)	268,185,198	100.34

148 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $244,938,405)	$268,185,198	100.34%
OTHER ASSETS & LIABILITIES, NET		(910,173)	(0.34)

NET ASSETS		$267,275,025	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 149

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	BUSINESS SERVICES
	Waste Management, Inc	95,000	$3,484,600	0.72%
	Other		14,695,181	3.05

			18,179,781	3.77

	CHEMICALS AND ALLIED PRODUCTS
	Alberto-Culver Co	107,000	5,413,130	1.12
	Clorox Co	79,000	4,977,000	1.03
	Cytec Industries, Inc	94,000	5,225,460	1.08
	Rohm & Haas Co	80,000	3,788,000	0.79
	Sigma-Aldrich Corp	51,000	3,859,170	0.80
	Other		13,034,046	2.71

			36,296,806	7.53

	COAL MINING		2,206,800	0.46

	COMMUNICATIONS		8,275,260	1.72

	DEPOSITORY INSTITUTIONS
	Bank of New York Co, Inc	132,000	4,654,320	0.97
	Hudson City Bancorp, Inc	850,000	11,262,500	2.34
	Marshall & Ilsley Corp	135,000	6,504,300	1.35
	South Financial Group, Inc	122,000	3,175,660	0.66
	TCF Financial Corp	115,000	3,023,350	0.63
	Other		20,874,900	4.32

			49,495,030	10.27

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	193,000	7,019,410	1.46
	Constellation Energy Group, Inc	59,500	3,522,400	0.73
	Edison International	122,000	5,080,080	1.05
	Entergy Corp	78,500	6,141,055	1.27
	NorthWestern Corp	85,000	2,973,300	0.62
*	NRG Energy, Inc	88,000	3,986,400	0.83
	PPL Corp	110,000	3,619,000	0.75
	Xcel Energy, Inc	186,000	3,840,900	0.80
	Other		23,221,360	4.81

			59,403,905	12.32

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		17,741,750	3.68

	FABRICATED METAL PRODUCTS
*	Crown Holdings, Inc	236,000	4,389,600	0.91
	Other		2,831,500	0.59

			7,221,100	1.50

	FOOD AND KINDRED PRODUCTS		4,191,050	0.87

	FOOD STORES
	Kroger Co	315,000	7,289,100	1.51
	Other		2,757,450	0.57

			10,046,550	2.08

150 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FORESTRY		$2,192,400	0.45%

	GENERAL BUILDING CONTRACTORS		3,715,320	0.77

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	118,000	5,098,780	1.06
	TJX Cos, Inc	155,000	4,344,650	0.90
	Other		2,735,600	0.57

			12,179,030	2.53

	HEALTH SERVICES
*	Healthsouth Corp	673,639	3,341,249	0.69
	McKesson Corp	80,000	4,217,600	0.87
	Other		4,674,485	0.98

			12,233,334	2.54

	HEAVY CONSTRUCTION, EXCEPT BUILDING		4,124,118	0.86

	HOLDING AND OTHER INVESTMENT OFFICES
	Archstone-Smith Trust	59,500	3,239,180	0.67
	Boston Properties, Inc	33,500	3,461,890	0.72
	iShares Russell 1000 Value Index Fund	128,685	9,917,753	2.06
	iShares Russell Midcap Value Index Fund	168,734	22,969,759	4.76
	Plum Creek Timber Co, Inc	123,000	4,186,920	0.87
	Prologis	81,000	4,621,860	0.96
	Taubman Centers, Inc	68,000	3,020,560	0.63
	Vornado Realty Trust	30,000	3,270,000	0.68
	Other		11,136,732	2.30

			65,824,654	13.65

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	62,000	4,225,790	0.88
	Other		3,455,810	0.71

			7,681,600	1.59

	INDUSTRIAL MACHINERY AND EQUIPMENT		1,972,590	0.41

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	138,611	4,531,194	0.94
*	Xerox Corp	369,000	5,741,640	1.19
	Other		4,887,050	1.01

			15,159,884	3.14

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	141,000	4,775,670	0.99

			4,775,670	0.99

	INSURANCE CARRIERS
	Aetna, Inc	84,000	3,322,200	0.69
*	Conseco, Inc	269,000	5,646,310	1.17
	Other		15,366,900	3.19

			24,335,410	5.05

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 151

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

METAL MINING
Anglo American plc	97,000	$4,055,515	0.84%

Inco Ltd	84,000	6,406,680	1.33
Other		1,784,210	0.37

		12,246,405	2.54

MISCELLANEOUS RETAIL		6,411,675	1.33

MOTION PICTURES		2,128,260	0.44

NONDEPOSITORY INSTITUTIONS		1,750,680	0.36

OIL AND GAS EXTRACTION		6,686,300	1.39

PAPER AND ALLIED PRODUCTS		6,084,890	1.26

PETROLEUM AND COAL PRODUCTS
Noble Energy, Inc	119,000	5,425,210	1.13
Other		4,230,300	0.87

		9,655,510	2.00

PRIMARY METAL INDUSTRIES		2,779,040	0.58

PRINTING AND PUBLISHING
Gannett Co, Inc	57,500	3,267,725	0.68
Other		4,232,130	0.88

		7,499,855	1.56

RAILROAD TRANSPORTATION
CSX Corp	125,000	4,103,750	0.85

		4,103,750	0.85

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,067,360	0.43

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	24,000	3,362,400	0.70
Other		6,636,940	1.37

		9,999,340	2.07

SPECIAL TRADE CONTRACTORS		1,154,880	0.24

STONE, CLAY, AND GLASS PRODUCTS		1,326,039	0.28

TOBACCO PRODUCTS
Loews Corp (Carolina Group)	207,500	11,493,425	2.38

		11,493,425	2.38

TRANSPORTATION BY AIR		7,145,795	1.48

TRANSPORTATION EQUIPMENT
Autoliv, Inc	77,500	4,271,025	0.89
Ford Motor Co	607,000	4,910,630	1.02
Other		2,126,505	0.44

		11,308,160	2.35

152 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

WATER TRANSPORTATION		$2,173,997	0.45%

WHOLESALE TRADE-NONDURABLE GOODS
Akzo Nobel NV (ADR)	69,000	4,242,811	0.88

		4,242,811	0.88

TOTAL COMMON STOCKS	(Cost $435,258,598)	477,510,214	99.05

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$3,220,000	3,220,000	0.67

TOTAL SHORT-TERM INVESTMENTS	(Cost $3,219,575)	3,220,000	0.67

TOTAL PORTFOLIO	(Cost $438,478,173)	480,730,214	99.72
OTHER ASSETS & LIABILITIES, NET		1,337,960	0.28

NET ASSETS		$482,068,174	100.00%

*	Non-income producing

ABBREVIATION:

ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 153

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$709,943	0.17%

	AGRICULTURAL PRODUCTION-LIVESTOCK		908,570	0.22

	AMUSEMENT AND RECREATION SERVICES		2,815,413	0.67

	APPAREL AND ACCESSORY STORES
*	Payless Shoesource, Inc	90,000	2,241,000	0.54
	Other		6,114,241	1.46

			8,355,241	2.00

	APPAREL AND OTHER TEXTILE PRODUCTS
	Kellwood Co	48,400	1,395,372	0.33
	Phillips-Van Heusen Corp	32,700	1,365,879	0.33
	Other		1,064,991	0.25

			3,826,242	0.91

	AUTO REPAIR, SERVICES AND PARKING		307,968	0.07

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,333,488	0.32

	BUILDING MATERIALS AND GARDEN SUPPLIES		522,704	0.12

	BUSINESS SERVICES
*	Earthlink, Inc	170,478	1,239,375	0.30
*	Hyperion Solutions Corp	36,917	1,272,898	0.30
*	Sybase, Inc	82,900	2,009,496	0.48
*	TIBCO Software, Inc	165,327	1,484,636	0.36
	Other		43,005,147	10.29

			49,011,552	11.73

	CHEMICALS AND ALLIED PRODUCTS
*	Alkermes, Inc	79,776	1,264,450	0.30
	Other		28,420,946	6.80

			29,685,396	7.10

	COAL MINING
	Penn Virginia Corp	19,157	1,214,745	0.29
	Other		1,359,602	0.33

			2,574,347	0.62

	COMMUNICATIONS		8,564,545	2.05

	DEPOSITORY INSTITUTIONS
	Central Pacific Financial Corp	34,500	1,262,010	0.30
	Citizens Banking Corp	57,770	1,517,040	0.36
	First Niagara Financial Group, Inc	99,264	1,447,269	0.35
*	FirstFed Financial Corp	25,500	1,446,360	0.35
	Greater Bay Bancorp	52,659	1,485,510	0.35
	Hanmi Financial Corp	78,617	1,540,893	0.37
	MAF Bancorp, Inc	32,500	1,341,925	0.32
	MB Financial, Inc	35,378	1,304,387	0.31
	TierOne Corp	37,900	1,285,947	0.31
	Other		26,793,316	6.41

			39,424,657	9.43

154 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EATING AND DRINKING PLACES		$8,813,679	2.11%

	EDUCATIONAL SERVICES		2,542,982	0.61

	ELECTRIC, GAS, AND SANITARY SERVICES
	Northwest Natural Gas Co	34,800	1,366,944	0.33
	Piedmont Natural Gas Co, Inc	52,900	1,338,899	0.32
	UIL Holdings Corp	36,100	1,353,750	0.32
	Other		9,789,333	2.34

			13,848,926	3.31

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Acuity Brands, Inc	26,800	1,216,720	0.29
*	Arris Group, Inc	131,965	1,512,319	0.36
*	ON Semiconductor Corp	227,710	1,338,935	0.32
*	Plexus Corp	96,140	1,845,888	0.44
	Other		22,195,118	5.32

			28,108,980	6.73

	ENGINEERING AND MANAGEMENT SERVICES		6,510,817	1.56

	ENVIRONMENTAL QUALITY AND HOUSING		651,561	0.15

	FABRICATED METAL PRODUCTS		5,008,756	1.20

	FOOD AND KINDRED PRODUCTS		3,840,848	0.92

	FOOD STORES		1,132,074	0.27

	FURNITURE AND FIXTURES		4,364,567	1.04

	FURNITURE AND HOME FURNISHINGS STORES		279,356	0.07

	GENERAL BUILDING CONTRACTORS		828,757	0.20

	GENERAL MERCHANDISE STORES		1,632,848	0.39

	HEALTH SERVICES		5,807,079	1.39

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Granite Construction, Inc	25,300	1,349,755	0.32
	Other		82,246	0.02

			1,432,001	0.34

	HOLDING AND OTHER INVESTMENT OFFICES
	Innkeepers U.S.A. Trust	78,500	1,278,765	0.31
	iShares Russell 2000 Index Fund	41,330	2,975,760	0.71
	LaSalle Hotel Properties	29,200	1,265,528	0.30
	Taubman Centers, Inc	26,400	1,172,688	0.28
	Other		28,147,239	6.74

			34,839,980	8.34

	HOTELS AND OTHER LODGING PLACES		1,533,877	0.37

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Emulex Corp	71,890	1,306,241	0.31
*	Micros Systems, Inc	27,885	1,364,134	0.33
	Nordson Corp	30,747	1,225,575	0.29

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 155

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT—(continued)
	Other		$13,257,850	3.17%

			17,153,800	4.10

	INSTRUMENTS AND RELATED PRODUCTS
*	American Medical Systems Holdings, Inc	73,520	1,354,974	0.32
	Other		26,424,389	6.33

			27,779,363	6.65

	INSURANCE AGENTS, BROKERS AND SERVICE		21,325	0.01

	INSURANCE CARRIERS		9,549,213	2.29

	JUSTICE, PUBLIC ORDER AND SAFETY		402,225	0.10

	LEATHER AND LEATHER PRODUCTS		2,094,884	0.50

	LEGAL SERVICES		764,330	0.18

	LUMBER AND WOOD PRODUCTS
	Universal Forest Products, Inc	24,181	1,186,078	0.29
	Other		1,471,494	0.35

			2,657,572	0.64

	METAL MINING		554,082	0.13

	MISCELLANEOUS MANUFACTURING INDUSTRIES		2,365,232	0.57

	MISCELLANEOUS RETAIL		3,074,927	0.74

	MOTION PICTURES		404,294	0.10

	NONDEPOSITORY INSTITUTIONS
	Financial Federal Corp	49,550	1,327,940	0.32
*	World Acceptance Corp	28,864	1,269,439	0.30
	Other		4,136,126	0.99

			6,733,505	1.61

	OIL AND GAS EXTRACTION
*	Trico Marine Services, Inc	35,706	1,205,079	0.29
	Other		8,632,125	2.06

			9,837,204	2.35

	PAPER AND ALLIED PRODUCTS		829,016	0.20

	PERSONAL SERVICES		294,098	0.07

	PETROLEUM AND COAL PRODUCTS		3,149,489	0.75

	PRIMARY METAL INDUSTRIES
*	CommScope, Inc	46,400	1,524,704	0.36
*	Maverick Tube Corp	19,100	1,238,253	0.30
	Other		5,806,995	1.39

			8,569,952	2.05

	PRINTING AND PUBLISHING
*	Valassis Communications, Inc	107,300	1,893,845	0.45
	Other		5,953,227	1.43

			7,847,072	1.88

156 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	REAL ESTATE		$834,985	0.20%

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Spartech Corp	49,980	1,337,965	0.32
	Other		1,370,838	0.33

			2,708,803	0.65

	SECURITY AND COMMODITY BROKERS		2,194,966	0.53

	SOCIAL SERVICES		671,853	0.16

	SPECIAL TRADE CONTRACTORS
*d	EMCOR Group, Inc	26,600	1,458,744	0.35
	Other		2,472,756	0.59

			3,931,500	0.94

	STONE, CLAY, AND GLASS PRODUCTS		374,660	0.09

	TEXTILE MILL PRODUCTS		399,063	0.10

	TRANSPORTATION BY AIR
*	EGL, Inc	51,280	1,868,643	0.45
	Skywest, Inc	48,500	1,189,220	0.28
	Other		1,537,895	0.37

			4,595,758	1.10

	TRANSPORTATION EQUIPMENT
	Group 1 Automotive, Inc	27,400	1,367,260	0.33
*	Navistar International Corp	66,600	1,719,612	0.41
*	Orbital Sciences Corp	63,786	1,197,263	0.29
	Other		6,284,582	1.50

			10,568,717	2.53

	TRANSPORTATION SERVICES		1,620,302	0.39

	TRUCKING AND WAREHOUSING		2,345,925	0.56

	WATER TRANSPORTATION		394,758	0.09

	WHOLESALE TRADE-DURABLE GOODS
	IKON Office Solutions, Inc	89,400	1,201,536	0.29
	Other		4,297,080	1.03

			5,498,616	1.32

	WHOLESALE TRADE-NONDURABLE GOODS		1,878,212	0.45

	TOTAL COMMON STOCKS	(Cost $395,029,159)	411,316,855	98.44

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 157

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Banks (FHLB) 4.750%, 10/02/06	$5,650,000	$5,650,000	1.35%

TOTAL SHORT-TERM INVESTMENTS	(Cost $5,649,255)	5,650,000	1.35

TOTAL PORTFOLIO	(Cost $400,678,414)	416,966,855	99.79
OTHER ASSETS & LIABILITIES, NET		853,777	0.21

NET ASSETS		$417,820,632	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts in the amount of $411,300.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

158 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$1,137,867	0.19%

	APPAREL AND ACCESSORY STORES		6,421,204	1.08

	APPAREL AND OTHER TEXTILE PRODUCTS		346,027	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,690,751	0.28

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	170,097	6,169,418	1.04
	Lowe’s Cos, Inc	134,880	3,784,733	0.63
	Other		777,014	0.13

			10,731,165	1.80

	BUSINESS SERVICES
*	eBay, Inc	102,285	2,900,803	0.49
	First Data Corp	66,459	2,791,278	0.47
*	Google, Inc (Class A)	18,138	7,289,662	1.22
	Microsoft Corp	771,506	21,085,259	3.54
*	Oracle Corp	345,410	6,127,573	1.03
*	Yahoo!, Inc	122,411	3,094,550	0.52
	Other		26,653,028	4.47

			69,942,153	11.74

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	106,208	5,157,460	0.87
*	Amgen, Inc	102,497	7,331,610	1.23
	Du Pont (E.I.) de Nemours & Co	63,994	2,741,503	0.46
	Eli Lilly & Co	64,552	3,679,464	0.61
*	Genentech, Inc	40,493	3,348,771	0.56
*	Gilead Sciences, Inc	39,486	2,712,688	0.46
	Procter & Gamble Co	59,019	3,657,998	0.61
	Schering-Plough Corp	128,725	2,843,535	0.48
	Wyeth	71,445	3,632,264	0.61
	Other		23,624,324	3.97

			58,729,617	9.86

	COAL MINING		1,861,500	0.31

	COMMUNICATIONS
*	Comcast Corp (Class A)	85,494	3,150,454	0.53
	Other		11,972,224	2.01

			15,122,678	2.54

	DEPOSITORY INSTITUTIONS		9,050,605	1.52

	EATING AND DRINKING PLACES		5,338,111	0.90

	EDUCATIONAL SERVICES		1,202,329	0.20

	ELECTRIC, GAS, AND SANITARY SERVICES
	Exelon Corp	49,139	2,974,875	0.50
	Other		8,806,703	1.48

			11,781,578	1.98

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 159

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	73,866	$5,689,898	0.96%
*	Cisco Systems, Inc	530,593	12,203,639	2.05
	Emerson Electric Co	33,410	2,801,763	0.47
	Intel Corp	505,581	10,399,801	1.75
	Motorola, Inc	168,755	4,218,875	0.71
	Qualcomm, Inc	145,686	5,295,686	0.89
	Texas Instruments, Inc	135,362	4,500,787	0.75
	Other		20,573,406	3.45

			65,683,855	11.03

	ENGINEERING AND MANAGEMENT SERVICES		6,530,120	1.10

	FABRICATED METAL PRODUCTS		2,792,817	0.47

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	117,175	5,235,379	0.88
	PepsiCo, Inc	143,651	9,374,664	1.57
	Other		7,298,827	1.23

			21,908,870	3.68

	FOOD STORES		1,061,640	0.18

	FORESTRY		22,831	0.00	* *

	FURNITURE AND FIXTURES		1,799,405	0.30

	FURNITURE AND HOME FURNISHINGS STORES		1,957,323	0.33

	GENERAL BUILDING CONTRACTORS		1,999,368	0.34

	GENERAL MERCHANDISE STORES
	Target Corp	75,389	4,165,242	0.70
	Wal-Mart Stores, Inc	213,703	10,539,832	1.77
	Other		4,632,812	0.78

			19,337,886	3.25

	HEALTH SERVICES		13,343,451	2.24

	HOLDING AND OTHER INVESTMENT OFFICES		7,153,244	1.20

	HOTELS AND OTHER LODGING PLACES		5,097,218	0.86

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	65,463	4,871,756	0.82
	Caterpillar, Inc	58,088	3,822,190	0.64
*	Dell, Inc	200,495	4,579,306	0.77
d	General Electric Co	439,303	15,507,396	2.60
	Hewlett-Packard Co	147,578	5,414,637	0.91
	International Business Machines Corp	122,459	10,034,290	1.69
	Other		18,011,799	3.02

			62,241,374	10.45

160 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	228,057	$14,810,022	2.49%
	Medtronic, Inc	104,881	4,870,674	0.82
	Other		21,460,931	3.60

			41,141,627	6.91

	INSURANCE AGENTS, BROKERS AND SERVICE		375,420	0.06

	INSURANCE CARRIERS
	UnitedHealth Group, Inc	117,001	5,756,449	0.97
	Other		8,075,618	1.35

			13,832,067	2.32

	JUSTICE, PUBLIC ORDER AND SAFETY		141,211	0.02

	LEATHER AND LEATHER PRODUCTS		1,151,334	0.19

	METAL MINING		2,130,689	0.36

	MISCELLANEOUS MANUFACTURING INDUSTRIES		339,497	0.06

	MISCELLANEOUS RETAIL
	Walgreen Co	87,775	3,896,332	0.66
	Other		9,120,904	1.53

			13,017,236	2.19

	MOTION PICTURES
	News Corp (Class A)	135,698	2,666,466	0.45
	Other		2,829,080	0.47

			5,495,546	0.92

	NONDEPOSITORY INSTITUTIONS
	American Express Co	94,045	5,274,044	0.89
	Other		4,670,911	0.78

			9,944,955	1.67

	NONMETALLIC MINERALS, EXCEPT FUELS		834,752	0.14

	OIL AND GAS EXTRACTION		13,786,869	2.31

	PAPER AND ALLIED PRODUCTS		1,678,965	0.28

	PERSONAL SERVICES		1,302,760	0.22

	PETROLEUM AND COAL PRODUCTS		3,283,453	0.55

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	135,393	3,304,943	0.56
	Other		2,610,677	0.43

			5,915,620	0.99

	PRINTING AND PUBLISHING		3,271,906	0.55

	RAILROAD TRANSPORTATION		4,835,171	0.81

	REAL ESTATE		1,332,620	0.22

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		881,476	0.15

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 161

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	25,073	$4,241,599	0.71%
	Other		13,341,665	2.24

			17,583,264	2.95

	SPECIAL TRADE CONTRACTORS		81,670	0.01

	STONE, CLAY, AND GLASS PRODUCTS		690,117	0.12

	TOBACCO PRODUCTS
	Altria Group, Inc	82,334	6,302,668	1.06
	Other		433,431	0.07

			6,736,099	1.13

	TRANSPORTATION BY AIR
	FedEx Corp	26,509	2,880,998	0.48
	Other		1,460,905	0.25

			4,341,903	0.73

	TRANSPORTATION EQUIPMENT
	Boeing Co	69,483	5,478,735	0.92
	Lockheed Martin Corp	31,761	2,733,352	0.46
	United Technologies Corp	80,353	5,090,363	0.86
	Other		6,640,261	1.11

			19,942,711	3.35

	TRANSPORTATION SERVICES		1,596,468	0.27

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	55,948	4,024,899	0.68
	Other		664,336	0.11

			4,689,235	0.79

	WATER TRANSPORTATION		135,659	0.02

	WHOLESALE TRADE-DURABLE GOODS		1,789,045	0.30

	WHOLESALE TRADE-NONDURABLE GOODS		7,201,030	1.21

	TOTAL COMMON STOCKS	(Cost $550,899,146)	593,765,362	99.69

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		1,260,000	0.21

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,259,834)	1,260,000	0.21

162 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $552,158,980)	$595,025,362	99.90%
OTHER ASSETS & LIABILITIES, NET		612,294	0.10

NET ASSETS		$595,637,656	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.750% and mature 10/02/06

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts in the amount of $180,030.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 163

Large-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$496,631	0.09%

	APPAREL AND ACCESSORY STORES		773,990	0.14

	APPAREL AND OTHER TEXTILE PRODUCTS		1,175,707	0.21

	AUTO REPAIR, SERVICES AND PARKING		263,465	0.05

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		359,693	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES		689,574	0.12

	BUSINESS SERVICES		7,986,635	1.44

	CHEMICALS AND ALLIED PRODUCTS
	Bristol-Myers Squibb Co	87,926	2,191,116	0.39
	Dow Chemical Co	79,175	3,086,242	0.56
	Merck & Co, Inc	124,468	5,215,209	0.94
	Pfizer, Inc	604,368	17,139,876	3.08
	Procter & Gamble Co	214,574	13,299,297	2.39
	Wyeth	43,389	2,205,897	0.40
	Other		11,422,031	2.06

			54,559,668	9.82

	COMMUNICATIONS
	AT&T, Inc	319,671	10,408,488	1.87
	BellSouth Corp	148,695	6,356,711	1.15
*	Comcast Corp (Class A)	79,610	2,933,629	0.53
	Sprint Nextel Corp	182,046	3,122,089	0.56
	Verizon Communications, Inc	241,019	8,949,035	1.61
	Other		9,088,882	1.64

			40,858,834	7.36

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	376,456	20,166,748	3.63
	Citigroup, Inc	410,010	20,365,197	3.67
	JPMorgan Chase & Co	285,448	13,404,638	2.42
	SunTrust Banks, Inc	29,670	2,292,898	0.41
	US Bancorp	147,309	4,893,605	0.88
	Wachovia Corp	132,473	7,391,993	1.33
	Washington Mutual, Inc	78,366	3,406,570	0.61
	Wells Fargo & Co	235,692	8,527,337	1.54
	Other		26,546,501	4.78

			106,995,487	19.27

	EATING AND DRINKING PLACES
	McDonald’s Corp	103,062	4,031,785	0.73
	Other		447,084	0.08

			4,478,869	0.81

	EDUCATIONAL SERVICES		25,462	0.00	**

	ELECTRIC, GAS, AND SANITARY SERVICES
	Dominion Resources, Inc	28,912	2,211,479	0.40
	Duke Energy Corp	100,820	3,044,764	0.55

164 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
	Southern Co	61,312	$2,112,812	0.38%
	Other		27,326,924	4.92

			34,695,979	6.25

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		8,266,857	1.49

	ENGINEERING AND MANAGEMENT SERVICES		406,548	0.07

	FABRICATED METAL PRODUCTS		829,593	0.15

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	56,834	2,539,343	0.46
	Other		10,762,433	1.94

			13,301,776	2.40

	FOOD STORES		1,698,045	0.31

	FORESTRY		1,437,200	0.26

	FURNITURE AND FIXTURES		1,165,586	0.21

	FURNITURE AND HOME FURNISHINGS STORES		327,019	0.06

	GENERAL BUILDING CONTRACTORS		1,903,746	0.34

	GENERAL MERCHANDISE STORES		3,164,231	0.57

	HEALTH SERVICES
*	WellPoint, Inc	28,437	2,191,071	0.39
	Other		4,157,412	0.75

			6,348,483	1.14

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Value Index Fund	60,100	4,631,907	0.84
	Other		19,839,467	3.57

			24,471,374	4.41

	HOTELS AND OTHER LODGING PLACES		568,347	0.10

	INDUSTRIAL MACHINERY AND EQUIPMENT
d	General Electric Co	440,520	15,550,356	2.80
	Hewlett-Packard Co	90,815	3,332,002	0.60
	Other		6,463,808	1.16

			25,346,166	4.56

	INSTRUMENTS AND RELATED PRODUCTS		5,563,824	1.00

	INSURANCE AGENTS, BROKERS AND SERVICE
	Hartford Financial Services Group, Inc	24,954	2,164,760	0.39
	Other		2,323,370	0.42

			4,488,130	0.81

	INSURANCE CARRIERS
	Allstate Corp	52,755	3,309,321	0.60
	American International Group, Inc	158,040	10,471,730	1.89
	Metlife, Inc	37,381	2,118,755	0.38
	Prudential Financial, Inc	35,097	2,676,146	0.48

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 165

Large-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE CARRIERS—(continued)
St. Paul Travelers Cos, Inc	57,413	$2,692,096	0.48%
Other		19,450,270	3.50

		40,718,318	7.33

JUSTICE, PUBLIC ORDER AND SAFETY		70,887	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		208,282	0.04

LUMBER AND WOOD PRODUCTS		161,760	0.03

METAL MINING		1,879,342	0.34

MISCELLANEOUS MANUFACTURING INDUSTRIES		1,548,994	0.28

MISCELLANEOUS RETAIL		2,238,366	0.40

MOTION PICTURES
Time Warner, Inc	305,229	5,564,325	1.00
Walt Disney Co	116,442	3,599,222	0.65
Other		3,059,569	0.55

		12,223,116	2.20

NONDEPOSITORY INSTITUTIONS
Fannie Mae	79,945	4,469,725	0.80
Other		6,803,055	1.23

		11,272,780	2.03

OIL AND GAS EXTRACTION		4,184,946	0.75

PAPER AND ALLIED PRODUCTS		4,012,031	0.72

PERSONAL SERVICES		225,869	0.04

PETROLEUM AND COAL PRODUCTS
Chevron Corp	182,454	11,833,966	2.13
ConocoPhillips	135,590	8,071,673	1.45
Devon Energy Corp	36,241	2,288,619	0.41
Exxon Mobil Corp	470,379	31,562,431	5.68
Marathon Oil Corp	29,911	2,300,156	0.42
Occidental Petroleum Corp	70,094	3,372,222	0.61
Valero Energy Corp	50,945	2,622,139	0.47
Other		6,187,543	1.12

		68,238,749	12.29

PRIMARY METAL INDUSTRIES		3,451,447	0.62

PRINTING AND PUBLISHING		3,092,862	0.56

RAILROAD TRANSPORTATION		2,424,131	0.44

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		537,242	0.10

SECURITY AND COMMODITY BROKERS
Lehman Brothers Holdings, Inc	38,470	2,841,394	0.51
Merrill Lynch & Co, Inc	62,023	4,851,439	0.87
Morgan Stanley	78,380	5,714,686	1.03
Other		5,513,532	1.00

		18,921,051	3.41

166 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

SPECIAL TRADE CONTRACTORS		$90,606	0.02%

STONE, CLAY, AND GLASS PRODUCTS		176,810	0.03

TOBACCO PRODUCTS
Altria Group, Inc	94,201	7,211,087	1.30
Other		1,609,413	0.29

		8,820,500	1.59

TRANSPORTATION BY AIR		796,844	0.14

TRANSPORTATION EQUIPMENT
General Dynamics Corp	33,430	2,395,928	0.43
Other		7,799,438	1.40

		10,195,366	1.83

TRANSPORTATION SERVICES		328,123	0.06

TRUCKING AND WAREHOUSING		235,054	0.04

WATER TRANSPORTATION		313,108	0.06

WHOLESALE TRADE-DURABLE GOODS		1,320,759	0.24

WHOLESALE TRADE-NONDURABLE GOODS		1,604,338	0.29

TOTAL COMMON STOCKS	(Cost $476,399,885)	551,938,600	99.40

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$2,330,000	2,330,000	0.42

TOTAL SHORT-TERM INVESTMENTS	(Cost $ 2,329,693)	2,330,000	0.42

TOTAL PORTFOLIO	(Cost $ 478,729,578)	554,268,600	99.82
OTHER ASSETS & LIABILITIES, NET		1,023,015	0.18

NET ASSETS		$555,291,615	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts in the amount of $134,140.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 167

Equity Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$23,736	0.00	%**

	AGRICULTURAL PRODUCTION-LIVESTOCK		63,941	0.01

	AMUSEMENT AND RECREATION SERVICES		1,292,218	0.20

	APPAREL AND ACCESSORY STORES		4,601,160	0.72

	APPAREL AND OTHER TEXTILE PRODUCTS		1,236,663	0.19

	AUTO REPAIR, SERVICES AND PARKING		389,535	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,221,737	0.19

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	91,825	3,330,493	0.52
	Other		2,439,269	0.38

			5,769,762	0.90

	BUSINESS SERVICES
*	Google, Inc (Class A)	9,075	3,647,243	0.57
	Microsoft Corp	385,030	10,522,895	1.64
*	Oracle Corp	172,295	3,056,513	0.47
	Other		27,939,563	4.35

			45,166,214	7.03

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	66,236	3,216,420	0.50
*	Amgen, Inc	51,116	3,656,327	0.57
	Eli Lilly & Co	42,668	2,432,076	0.38
	Merck & Co, Inc	94,606	3,963,991	0.62
	Pfizer, Inc	317,728	9,010,766	1.41
	Procter & Gamble Co	142,183	8,812,502	1.37
	Wyeth	58,334	2,965,701	0.46
	Other		27,494,499	4.28

			61,552,282	9.59

	COAL MINING		1,066,832	0.17

	COMMUNICATIONS
	AT&T, Inc	168,585	5,489,128	0.86
	BellSouth Corp	78,424	3,352,626	0.52
*	Comcast Corp (Class A)	84,367	3,108,924	0.49
	Verizon Communications, Inc	126,646	4,702,366	0.73
	Other		13,696,881	2.13

			30,349,925	4.73

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	197,968	10,605,146	1.65
	Citigroup, Inc	215,609	10,709,299	1.67
	JPMorgan Chase & Co	150,514	7,068,137	1.10
	US Bancorp	77,178	2,563,853	0.40
	Wachovia Corp	69,747	3,891,883	0.61
	Wells Fargo & Co	145,738	5,272,801	0.82

168 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	DEPOSITORY INSTITUTIONS—(continued)
	Other		$26,378,608	4.11%

			66,489,727	10.36

	EATING AND DRINKING PLACES		6,059,771	0.94

	EDUCATIONAL SERVICES		803,113	0.13

	ELECTRIC, GAS, AND SANITARY SERVICES		26,064,665	4.06

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	36,749	2,830,775	0.44
*	Cisco Systems, Inc	264,511	6,083,753	0.95
	Intel Corp	252,091	5,185,512	0.81
	Motorola, Inc	107,045	2,676,125	0.41
	Qualcomm, Inc	72,564	2,637,701	0.41
	Other		21,691,989	3.38

			41,105,855	6.40

	ENGINEERING AND MANAGEMENT SERVICES		4,710,037	0.73

	ENVIRONMENTAL QUALITY AND HOUSING		19,996	0.00	**

	FABRICATED METAL PRODUCTS		2,419,675	0.38

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	88,398	3,949,623	0.61
	PepsiCo, Inc	71,710	4,679,795	0.73
	Other		9,927,054	1.55

			18,556,472	2.89

	FOOD STORES		1,627,142	0.25

	FORESTRY		773,351	0.12

	FURNITURE AND FIXTURES		1,943,515	0.30

	FURNITURE AND HOME FURNISHINGS STORES		1,318,205	0.21

	GENERAL BUILDING CONTRACTORS		2,262,173	0.35

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	106,787	5,266,735	0.82
	Other		6,277,924	0.98

			11,544,659	1.80

	HEALTH SERVICES		10,877,897	1.69

	HEAVY CONSTRUCTION, EXCEPT BUILDING		96,506	0.02

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 3000 Index Fund	41,500	3,190,935	0.49
	Other		17,064,355	2.66

			20,255,290	3.15

	HOTELS AND OTHER LODGING PLACES		3,201,438	0.50

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 169

Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	32,738	$2,436,362	0.38%
d	General Electric Co	451,076	15,922,983	2.48
	Hewlett-Packard Co	121,375	4,453,249	0.70
	International Business Machines Corp	67,334	5,517,348	0.86
	Other		18,076,266	2.81

			46,406,208	7.23

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	128,561	8,348,816	1.30
	Medtronic, Inc	52,251	2,426,536	0.38
	Other		15,769,905	2.45

			26,545,257	4.13

	INSURANCE AGENTS, BROKERS AND SERVICE		2,718,203	0.42

	INSURANCE CARRIERS
	American International Group, Inc	95,548	6,331,076	0.99
	UnitedHealth Group, Inc	58,184	2,862,653	0.44
	Other		20,520,960	3.20

			29,714,689	4.63

	JUSTICE, PUBLIC ORDER AND SAFETY		130,813	0.02

	LEATHER AND LEATHER PRODUCTS		814,559	0.13

	LEGAL SERVICES		62,627	0.01

	LOCAL AND INTERURBAN PASSENGER TRANSIT		110,905	0.02

	LUMBER AND WOOD PRODUCTS		202,518	0.03

	METAL MINING		2,251,452	0.35

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,304,018	0.20

	MISCELLANEOUS RETAIL		8,311,391	1.29

	MOTION PICTURES
	Time Warner, Inc	172,707	3,148,449	0.49
	Walt Disney Co	95,213	2,943,040	0.46
	Other		3,319,491	0.52

			9,410,980	1.47

	NONDEPOSITORY INSTITUTIONS
	American Express Co	47,023	2,637,050	0.41
	Other		8,741,684	1.36

			11,378,734	1.77

	NONMETALLIC MINERALS, EXCEPT FUELS		467,103	0.07

	OIL AND GAS EXTRACTION		10,853,815	1.69

	PAPER AND ALLIED PRODUCTS		3,368,573	0.52

	PERSONAL SERVICES		969,269	0.15

170 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

PETROLEUM AND COAL PRODUCTS
Chevron Corp	96,121	$6,234,408	0.97%
ConocoPhillips	71,500	4,256,395	0.67
Exxon Mobil Corp	262,458	17,610,932	2.74
Other		9,636,720	1.50

		37,738,455	5.88

PRIMARY METAL INDUSTRIES		5,995,628	0.93

PRINTING AND PUBLISHING		4,000,655	0.62

RAILROAD TRANSPORTATION		3,813,951	0.59

REAL ESTATE		831,932	0.13

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		952,295	0.15

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	16,554	2,800,440	0.44
Merrill Lynch & Co, Inc	39,891	3,120,274	0.49
Morgan Stanley	46,416	3,384,191	0.53
Other		9,925,534	1.54

		19,230,439	3.00

SOCIAL SERVICES		106,783	0.02

SPECIAL TRADE CONTRACTORS		313,912	0.05

STONE, CLAY, AND GLASS PRODUCTS		500,315	0.08

TEXTILE MILL PRODUCTS		34,821	0.01

TOBACCO PRODUCTS
Altria Group, Inc	90,388	6,919,201	1.08
Other		1,165,223	0.18

		8,084,424	1.26

TRANSPORTATION BY AIR		3,037,464	0.47

TRANSPORTATION EQUIPMENT
Boeing Co	34,574	2,726,160	0.43
United Technologies Corp	43,711	2,769,092	0.43
Other		10,902,395	1.70

		16,397,647	2.56

TRANSPORTATION SERVICES		1,151,106	0.18

TRUCKING AND WAREHOUSING		2,809,705	0.44

WATER TRANSPORTATION		416,573	0.07

WHOLESALE TRADE-DURABLE GOODS		2,294,872	0.36

WHOLESALE TRADE-NONDURABLE GOODS		5,077,111	0.79

TOTAL COMMON STOCKS	(Cost $478,224,425)	640,672,694	99.79

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 171

Equity Index Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$840,000	0.13%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $839,889)	840,000	0.13

	TOTAL PORTFOLIO	(Cost $479,064,314)	641,512,694	99.92
	OTHER ASSETS & LIABILITIES, NET		537,779	0.08

	NET ASSETS		$642,050,473	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.750% and mature 10/02/06

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $77,660.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

172 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$948,620	0.10%

	APPAREL AND ACCESSORY STORES		3,862,267	0.41

	APPAREL AND OTHER TEXTILE PRODUCTS		1,101,431	0.12

	AUTO REPAIR, SERVICES AND PARKING		235,661	0.03

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		649,340	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	159,070	5,769,469	0.62
	Other		3,774,557	0.40

			9,544,026	1.02

	BUSINESS SERVICES
*	Google, Inc (Class A)	16,410	6,595,179	0.71
	Microsoft Corp	665,552	18,189,536	1.95
*	Oracle Corp	310,930	5,515,898	0.59
	Other		28,639,992	3.07

			58,940,605	6.32

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	117,671	5,714,104	0.61
*	Amgen, Inc	90,220	6,453,437	0.69
	Merck & Co, Inc	167,720	7,027,468	0.75
	Pfizer, Inc	561,850	15,934,066	1.71
	Procter & Gamble Co	244,642	15,162,911	1.63
	Wyeth	103,730	5,273,633	0.57
	Other		38,112,890	4.08

			93,678,509	10.04

	COAL MINING		456,912	0.05

	COMMUNICATIONS
	AT&T, Inc	299,333	9,746,282	1.04
	BellSouth Corp	139,950	5,982,863	0.64
*	Comcast Corp (Class A)	161,316	5,944,495	0.64
	Verizon Communications, Inc	223,420	8,295,585	0.89
	Other		12,614,227	1.35

			42,583,452	4.56

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	348,703	18,680,020	2.00
	Citigroup, Inc	380,920	18,920,296	2.03
	JPMorgan Chase & Co	267,266	12,550,811	1.34
	US Bancorp	136,940	4,549,147	0.49
	Wachovia Corp	125,004	6,975,223	0.75
	Wells Fargo & Co	259,460	9,387,263	1.00
	Other		30,030,010	3.22

			101,092,770	10.83

	EATING AND DRINKING PLACES		7,842,948	0.84

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 173

S&P 500 Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$529,330	0.06%

	ELECTRIC, GAS, AND SANITARY SERVICES		34,492,400	3.70

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	65,520	5,047,006	0.54
*	Cisco Systems, Inc	470,244	10,815,612	1.16
	Intel Corp	443,920	9,131,434	0.98
	Motorola, Inc	188,691	4,717,275	0.51
	Qualcomm, Inc	126,800	4,609,180	0.49
	Other		26,044,291	2.79

			60,364,798	6.47

	ENGINEERING AND MANAGEMENT SERVICES		3,468,822	0.37

	FABRICATED METAL PRODUCTS		1,964,501	0.21

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	157,040	7,016,547	0.75
	PepsiCo, Inc	127,020	8,289,325	0.89
	Other		14,563,799	1.56

			29,869,671	3.20

	FOOD STORES		2,424,833	0.26

	FORESTRY		1,165,993	0.12

	FURNITURE AND FIXTURES		2,265,536	0.24

	FURNITURE AND HOME FURNISHINGS STORES		1,115,934	0.12

	GENERAL BUILDING CONTRACTORS		2,257,779	0.24

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	189,430	9,342,688	1.00
	Other		10,389,288	1.11

			19,731,976	2.11

	HEALTH SERVICES		14,535,126	1.56

	HOLDING AND OTHER INVESTMENT OFFICES		14,210,552	1.52

	HOTELS AND OTHER LODGING PLACES		3,246,078	0.35

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	58,040	4,319,337	0.46
d	General Electric Co	795,410	28,077,973	3.01
	Hewlett-Packard Co	210,830	7,735,353	0.83
	International Business Machines Corp	117,250	9,607,465	1.03
	Other		22,736,403	2.44

			72,476,531	7.77

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	225,150	14,621,241	1.57
	Other		23,414,964	2.51

			38,036,205	4.08

	INSURANCE AGENTS, BROKERS AND SERVICE		4,057,880	0.43

174 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE CARRIERS
American International Group, Inc	200,220	$13,266,577	1.42%
UnitedHealth Group, Inc	103,780	5,105,976	0.55
Other		30,293,978	3.24

		48,666,531	5.21

LEATHER AND LEATHER PRODUCTS		1,004,824	0.11

LUMBER AND WOOD PRODUCTS		149,409	0.02

METAL MINING		3,611,627	0.39

MISCELLANEOUS MANUFACTURING INDUSTRIES
Tyco International Ltd	155,300	4,346,847	0.46
Other		1,741,684	0.19

		6,088,531	0.65

MISCELLANEOUS RETAIL		11,763,843	1.26

MOTION PICTURES
Time Warner, Inc	313,520	5,715,470	0.61
Walt Disney Co	161,060	4,978,365	0.54
Other		5,234,962	0.56

		15,928,797	1.71

NONDEPOSITORY INSTITUTIONS
American Express Co	93,650	5,251,892	0.56
Other		13,591,244	1.46

		18,843,136	2.02

NONMETALLIC MINERALS, EXCEPT FUELS		595,482	0.06

OIL AND GAS EXTRACTION
Schlumberger Ltd	91,170	5,655,275	0.61
Other		13,638,492	1.46

		19,293,767	2.07

PAPER AND ALLIED PRODUCTS		4,472,823	0.48

PERSONAL SERVICES		956,689	0.10

PETROLEUM AND COAL PRODUCTS
Chevron Corp	169,385	10,986,311	1.18
ConocoPhillips	126,929	7,556,083	0.81
Exxon Mobil Corp	458,050	30,735,155	3.29
Other		15,123,743	1.62

		64,401,292	6.90

PRIMARY METAL INDUSTRIES		7,032,558	0.75

PRINTING AND PUBLISHING		4,526,135	0.49

RAILROAD TRANSPORTATION		6,383,905	0.68

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,131,375	0.12

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	33,200	5,616,444	0.60
Merrill Lynch & Co, Inc	68,300	5,342,426	0.57

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 175

S&P 500 Index Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS—(continued)
	Morgan Stanley	82,590	$6,021,637	0.65%
	Other		12,622,773	1.35

			29,603,280	3.17

	TOBACCO PRODUCTS
	Altria Group, Inc	161,320	12,349,046	1.32
	Other		1,487,930	0.16

			13,836,976	1.48

	TRANSPORTATION BY AIR		3,577,451	0.38

	TRANSPORTATION EQUIPMENT
	Boeing Co	61,270	4,831,140	0.52
	United Technologies Corp	77,920	4,936,232	0.53
	Other		16,244,017	1.74

			26,011,389	2.79

	TRANSPORTATION SERVICES		233,900	0.03

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	83,320	5,994,041	0.64

			5,994,041	0.64

	WATER TRANSPORTATION		1,612,659	0.17

	WHOLESALE TRADE-DURABLE GOODS		757,772	0.08

	WHOLESALE TRADE-NONDURABLE GOODS		6,877,198	0.74

	TOTAL COMMON STOCKS	(Cost $825,307,659)	930,505,876	99.70

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		3,240,000	0.35

	TOTAL SHORT-TERM INVESTMENTS	(Cost $3,239,572)	3,240,000	0.35

	TOTAL PORTFOLIO	(Cost $828,547,231)	933,745,876	100.05
	OTHER ASSETS & LIABILITIES, NET		(461,686)	(0.05)

	NET ASSETS		$933,284,190	100.00%

*	Non-income producing

+	Notes have a rate of 4.750% and mature 10/02/06.

d	All or a portion of these securities have beeen segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $155,320.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

176 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES
	Harrah’s Entertainment, Inc	3,061	$203,342	0.44%
	Other		89,825	0.19

			293,167	0.63

	APPAREL AND ACCESSORY STORES
	Limited Brands, Inc	7,690	203,708	0.44
	Nordstrom, Inc	5,316	224,867	0.49
	Other		632,626	1.36

			1,061,201	2.29

	APPAREL AND OTHER TEXTILE PRODUCTS		88,431	0.19

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		436,099	0.94

	BUILDING MATERIALS AND GARDEN SUPPLIES		193,271	0.42

	BUSINESS SERVICES
*	Cognizant Technology Solutions Corp	3,164	234,326	0.51
*	Electronic Arts, Inc	6,858	381,853	0.82
*	Intuit, Inc	7,860	252,227	0.54
	Other		3,908,757	8.43

			4,777,163	10.30

	CHEMICALS AND ALLIED PRODUCTS
	Avon Products, Inc	10,152	311,260	0.67
*	Forest Laboratories, Inc	7,347	371,832	0.80
	Other		2,079,227	4.49

			2,762,319	5.96

	COAL MINING		265,616	0.57

	COMMUNICATIONS
*	American Tower Corp (Class A)	9,465	345,472	0.74
*	Liberty Media Holding Corp (Interactive)	12,189	248,412	0.54
*	NII Holdings, Inc (Class B)	3,142	195,307	0.42
	Other		1,163,572	2.51

			1,952,763	4.21

	DEPOSITORY INSTITUTIONS
	Northern Trust Corp	4,643	271,290	0.59
	Other		590,021	1.27

			861,311	1.86

	EATING AND DRINKING PLACES
	Yum! Brands, Inc	6,139	319,535	0.69
	Other		470,734	1.01

			790,269	1.70

	EDUCATIONAL SERVICES		310,899	0.67

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 177

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	14,848	$302,751	0.65%
	El Paso Corp	14,819	202,131	0.44
	Kinder Morgan, Inc	2,401	251,745	0.54
	Williams Cos, Inc	10,193	243,307	0.52
	Other		644,018	1.39

			1,643,952	3.54

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	8,142	239,293	0.52
	Linear Technology Corp	6,896	214,604	0.46
	Maxim Integrated Products, Inc	7,221	202,693	0.44
*	Network Appliance, Inc	8,445	312,549	0.67
*	Nvidia Corp	7,946	235,122	0.51
	Rockwell Collins, Inc	3,847	210,969	0.45
	Other		2,987,080	6.44

			4,402,310	9.49

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	7,834	339,212	0.73
	Paychex, Inc	7,588	279,618	0.60
	Quest Diagnostics, Inc	3,567	218,158	0.47
	Other		496,790	1.08

			1,333,778	2.88

	FABRICATED METAL PRODUCTS		225,573	0.49

	FOOD AND KINDRED PRODUCTS
	Wrigley (Wm.) Jr Co	5,332	245,592	0.53
	Other		854,223	1.84

			1,099,815	2.37

	FOOD STORES		274,748	0.59

	FORESTRY		5,216	0.01

	FURNITURE AND FIXTURES		286,471	0.62

	FURNITURE AND HOME FURNISHINGS STORES
*	Bed Bath & Beyond, Inc	6,362	243,410	0.52
	Other		261,009	0.57

			504,419	1.09

	GENERAL BUILDING CONTRACTORS		508,261	1.10

	GENERAL MERCHANDISE STORES
	JC Penney Co, Inc	5,294	362,057	0.78
	TJX Cos, Inc	10,335	289,690	0.62
	Other		145,652	0.32

			797,399	1.72

	HEALTH SERVICES
*	Express Scripts, Inc	2,589	195,444	0.42
	Other		1,290,803	2.78

			1,486,247	3.20

178 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES		$1,053,596	2.27%

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	8,741	243,437	0.53
	Starwood Hotels & Resorts Worldwide, Inc	4,070	232,763	0.50
	Other		312,050	0.67

			788,250	1.70

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Dover Corp	4,106	194,789	0.42
	International Game Technology	7,649	317,433	0.68
	Rockwell Automation, Inc	3,997	232,226	0.50
*	SanDisk Corp	4,431	237,236	0.51
	Other		2,481,283	5.36

			3,462,967	7.47

	INSTRUMENTS AND RELATED PRODUCTS
	Allergan, Inc	3,372	379,721	0.82
*	St. Jude Medical, Inc	8,140	287,261	0.62
	Other		2,003,287	4.32

			2,670,269	5.76

	INSURANCE AGENTS, BROKERS AND SERVICE		97,913	0.21

	INSURANCE CARRIERS
*	Humana, Inc	3,712	245,326	0.53
	Other		368,016	0.79

			613,342	1.32

	JUSTICE, PUBLIC ORDER AND SAFETY		40,482	0.09

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	8,678	298,523	0.64

			298,523	0.64

	METAL MINING		166,160	0.36

	MISCELLANEOUS MANUFACTURING INDUSTRIES		86,827	0.19

	MISCELLANEOUS RETAIL
*	Amazon.com, Inc	7,035	225,964	0.49
*	Office Depot, Inc	6,491	257,693	0.56
	Other		461,147	0.99

			944,804	2.04

	MOTION PICTURES		68,536	0.15

	NONDEPOSITORY INSTITUTIONS		117,034	0.25

	NONMETALLIC MINERALS, EXCEPT FUELS		217,254	0.47

	OIL AND GAS EXTRACTION
	BJ Services Co	6,789	204,553	0.44
*	National Oilwell Varco, Inc	3,678	215,347	0.46
	Other		1,614,722	3.49

			2,034,622	4.39

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 179

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PAPER AND ALLIED PRODUCTS		$41,969	0.09%

	PERSONAL SERVICES		335,149	0.72

	PETROLEUM AND COAL PRODUCTS		176,039	0.38

	PRIMARY METAL INDUSTRIES		456,797	0.98

	PRINTING AND PUBLISHING		360,478	0.78

	RAILROAD TRANSPORTATION		173,447	0.37

	REAL ESTATE		351,277	0.76

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		230,020	0.50

	SECURITY AND COMMODITY BROKERS
*	E*Trade Financial Corp	8,878	212,362	0.46
	T Rowe Price Group, Inc	5,996	286,909	0.62
	Other		1,138,574	2.45

			1,637,845	3.53

	SPECIAL TRADE CONTRACTORS		20,417	0.04

	STONE, CLAY, AND GLASS PRODUCTS		168,194	0.36

	TOBACCO PRODUCTS		112,840	0.24

	TRANSPORTATION BY AIR		375,486	0.81

	TRANSPORTATION EQUIPMENT
	Harley-Davidson, Inc	6,059	380,202	0.82
	Textron, Inc	2,748	240,450	0.52
	Other		826,371	1.78

			1,447,023	3.12

	TRANSPORTATION SERVICES
	Expeditors International Washington, Inc	4,804	214,162	0.46
	Other		197,759	0.43

			411,921	0.89

	TRUCKING AND WAREHOUSING		174,312	0.38

	WATER TRANSPORTATION		35,842	0.08

	WHOLESALE TRADE-DURABLE GOODS		465,026	1.00

	WHOLESALE TRADE-NONDURABLE GOODS		402,989	0.87

	TOTAL COMMON STOCKS	(Cost $38,753,153)	46,398,348	100.05

180 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $38,753,153)	$46,398,348	100.05%
OTHER ASSETS & LIABILITIES, NET		(22,632)	(0.05)

NET ASSETS		$46,375,716	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 181

Mid-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$264,293	0.33%

	APPAREL AND ACCESSORY STORES		204,321	0.26

	APPAREL AND OTHER TEXTILE PRODUCTS		614,429	0.77

	AUTO REPAIR, SERVICES AND PARKING		138,502	0.17

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		184,629	0.23

	BUILDING MATERIALS AND GARDEN SUPPLIES		103,695	0.13

	BUSINESS SERVICES
	CA, Inc	16,584	392,875	0.50
	Other		2,397,524	3.00

			2,790,399	3.50

	CHEMICALS AND ALLIED PRODUCTS
	Air Products & Chemicals, Inc	8,532	566,269	0.71
	Clorox Co	6,501	409,563	0.52
	PPG Industries, Inc	6,235	418,244	0.53
	Other		2,574,090	3.22

			3,968,166	4.98

	COMMUNICATIONS
*	Liberty Media Holding Corp (Capital)	6,056	506,100	0.64
*	Qwest Communications International, Inc	67,972	592,716	0.75
	Other		1,884,512	2.36

			2,983,328	3.75

	DEPOSITORY INSTITUTIONS
	AmSouth Bancorp	14,927	433,480	0.55
	Comerica, Inc	7,007	398,838	0.50
	Keycorp	17,435	652,766	0.82
	M&T Bank Corp	3,246	389,390	0.49
	Marshall & Ilsley Corp	10,918	526,029	0.66
	North Fork Bancorporation, Inc	20,063	574,604	0.73
	Sovereign Bancorp, Inc	16,917	363,885	0.46
	Zions Bancorporation	4,571	364,812	0.46
	Other		4,199,091	5.26

			7,902,895	9.93

	EATING AND DRINKING PLACES		233,415	0.29

	EDUCATIONAL SERVICES		12,156	0.02

	ELECTRIC, GAS, AND SANITARY SERVICES
	Ameren Corp	8,852	467,297	0.59
	American Electric Power Co, Inc	16,984	617,708	0.78
	Consolidated Edison, Inc	10,599	489,674	0.62
	Constellation Energy Group, Inc	6,733	398,594	0.50
	Edison International	14,046	584,875	0.74
d	Entergy Corp	8,962	701,097	0.88
	PG&E Corp	14,969	623,459	0.79
	PPL Corp	16,414	540,021	0.68

182 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
Progress Energy, Inc	10,912	$495,187	0.62%
Sempra Energy	11,169	561,242	0.71
Other		6,296,156	7.88

		11,775,310	14.79

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
L-3 Communications Holdings, Inc	4,880	382,250	0.48
Other		2,489,013	3.13

		2,871,263	3.61

ENGINEERING AND MANAGEMENT SERVICES		216,546	0.27

FABRICATED METAL PRODUCTS		445,676	0.56

FOOD AND KINDRED PRODUCTS
ConAgra Foods, Inc	22,404	548,450	0.69
Other		2,246,891	2.82

		2,795,341	3.51

FOOD STORES
Kroger Co	27,281	631,282	0.80
Other		261,721	0.32

		893,003	1.12

FORESTRY		116,878	0.15

FURNITURE AND FIXTURES		358,876	0.45

FURNITURE AND HOME FURNISHINGS STORES		184,252	0.23

GENERAL BUILDING CONTRACTORS		985,105	1.24

GENERAL MERCHANDISE STORES		382,403	0.48

HEALTH SERVICES
Cigna Corp	4,780	556,010	0.70
Other		1,016,087	1.27

		1,572,097	1.97

HOLDING AND OTHER INVESTMENT OFFICES
Archstone-Smith Trust	9,215	501,665	0.63
AvalonBay Communities, Inc	3,199	385,160	0.49
Boston Properties, Inc	4,920	508,433	0.64
Equity Office Properties Trust	15,790	627,810	0.79
Equity Residential	12,564	635,487	0.80
Host Marriott Corp	22,320	511,798	0.64
iShares Russell Midcap Value Index Fund	4,615	628,240	0.79
Kimco Realty Corp	9,121	391,017	0.49
Prologis	10,562	602,668	0.76
Vornado Realty Trust	5,265	573,885	0.72
Other		5,023,537	6.30

		10,389,700	13.05

HOTELS AND OTHER LODGING PLACES		91,561	0.12

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 183

Mid-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Eaton Corp	6,477	$445,941	0.56%
	Other		1,429,622	1.80

			1,875,563	2.36

	INSTRUMENTS AND RELATED PRODUCTS
*	Xerox Corp	39,607	616,285	0.77
	Other		1,342,961	1.69

			1,959,246	2.46

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	13,745	465,543	0.58
	Other		76,356	0.10

			541,899	0.68

	INSURANCE CARRIERS		5,383,021	6.76

	JUSTICE, PUBLIC ORDER AND SAFETY		36,892	0.05

	LOCAL AND INTERURBAN PASSENGER TRANSIT		94,370	0.12

	LUMBER AND WOOD PRODUCTS		88,651	0.11

	METAL MINING		200,684	0.25

	MISCELLANEOUS MANUFACTURING INDUSTRIES		813,307	1.02

	MISCELLANEOUS RETAIL		497,235	0.62

	MOTION PICTURES		139,213	0.17

	NONDEPOSITORY INSTITUTIONS
	CIT Group, Inc	8,591	417,780	0.52
	Other		437,902	0.55

			855,682	1.07

	OIL AND GAS EXTRACTION
	Chesapeake Energy Corp	16,095	466,433	0.59
	Other		853,801	1.07

			1,320,234	1.66

	PAPER AND ALLIED PRODUCTS		805,518	1.01

	PERSONAL SERVICES		122,447	0.15

	PETROLEUM AND COAL PRODUCTS
	Hess Corp	10,436	432,259	0.54
	Murphy Oil Corp	8,045	382,540	0.48
	Other		1,152,458	1.45

			1,967,257	2.47

	PRIMARY METAL INDUSTRIES		514,221	0.65

	PRINTING AND PUBLISHING
	Gannett Co, Inc	10,250	582,508	0.73
	Other		1,039,010	1.31

			1,621,518	2.04

184 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

RAILROAD TRANSPORTATION		$372,070	0.47%

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		269,816	0.34

SECURITY AND COMMODITY BROKERS
Ameriprise Financial, Inc	9,263	434,435	0.55
Other		1,042,056	1.30

		1,476,491	1.85

SPECIAL TRADE CONTRACTORS		41,931	0.05

STONE, CLAY, AND GLASS PRODUCTS		89,393	0.11

TOBACCO PRODUCTS		394,785	0.50

TRANSPORTATION BY AIR		411,604	0.52

TRANSPORTATION EQUIPMENT
Ford Motor Co	77,323	625,543	0.79
Other		1,103,930	1.38

		1,729,473	2.17

TRANSPORTATION SERVICES		169,618	0.21

TRUCKING AND WAREHOUSING		123,995	0.16

WATER TRANSPORTATION		167,627	0.21

WHOLESALE TRADE-DURABLE GOODS		699,492	0.88

WHOLESALE TRADE-NONDURABLE GOODS
Safeway, Inc	19,415	589,245	0.74
Other		252,133	0.32

		841,378	1.06

TOTAL COMMON STOCKS	(Cost $67,152,932)	78,102,870	98.09

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Banks (FHLB) 4.750%, 10/02/06	$1,600,000	1,600,000	2.01

TOTAL SHORT-TERM INVESTMENTS	(Cost $1,599,789)	1,600,000	2.01

TOTAL PORTFOLIO	(Cost $68,752,721)	79,702,870	100.10
OTHER ASSETS & LIABILITIES, NET		(83,056)	(0.10)

NET ASSETS		$79,619,814	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $70,407.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 185

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$533,834	0.49%

	APPAREL AND ACCESSORY STORES		1,426,337	1.31

	APPAREL AND OTHER TEXTILE PRODUCTS		495,555	0.46

	AUTO REPAIR, SERVICES AND PARKING		83,050	0.08

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		656,641	0.60

	BUILDING MATERIALS AND GARDEN SUPPLIES		308,964	0.28

	BUSINESS SERVICES
*	Electronic Arts, Inc	8,387	466,988	0.43
	Electronic Data Systems Corp	14,072	345,045	0.31
	Other		6,772,939	6.23

			7,584,972	6.97

	CHEMICALS AND ALLIED PRODUCTS
	Air Products & Chemicals, Inc	6,216	412,556	0.38
	Avon Products, Inc	12,284	376,627	0.35
*	Forest Laboratories, Inc	8,867	448,759	0.41
	Other		4,626,564	4.25

			5,864,506	5.39

	COAL MINING		321,934	0.30

	COMMUNICATIONS
*	American Tower Corp (Class A)	11,395	415,917	0.38
*	Liberty Media Holding Corp (Interactive)	19,108	389,421	0.36
*	Qwest Communications International, Inc	43,733	381,352	0.35
	Other		3,075,614	2.83

			4,262,304	3.92

	DEPOSITORY INSTITUTIONS
	Keycorp	11,231	420,489	0.39
	North Fork Bancorporation, Inc	12,678	363,098	0.33
	Northern Trust Corp	5,948	347,542	0.32
	Other		4,965,208	4.57

			6,096,337	5.61

	EATING AND DRINKING PLACES
	Yum! Brands, Inc	7,520	391,416	0.36
	Other		725,329	0.67

			1,116,745	1.03

	EDUCATIONAL SERVICES		384,912	0.35

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	17,961	366,225	0.34
	American Electric Power Co, Inc	10,947	398,142	0.37
	Edison International	8,887	370,055	0.34
d	Entergy Corp	5,771	451,465	0.41
	PG&E Corp	9,474	394,592	0.36
	PPL Corp	10,378	341,436	0.31

186 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
	Sempra Energy	7,064	$354,966	0.33%
	Williams Cos, Inc	16,236	387,553	0.36
	Other		6,439,928	5.92

			9,504,362	8.74

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Freescale Semiconductor, Inc (Class B)	11,074	420,923	0.39
*	Micron Technology, Inc	19,790	344,346	0.32
*	Network Appliance, Inc	10,190	377,132	0.35
	Other		6,055,362	5.56

			7,197,763	6.62

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	9,675	418,928	0.38
	Other		1,344,567	1.24

			1,763,495	1.62

	FABRICATED METAL PRODUCTS		551,346	0.51

	FOOD AND KINDRED PRODUCTS
	ConAgra Foods, Inc	14,166	346,784	0.32
	H.J. Heinz Co	9,143	383,366	0.35
	Other		2,381,026	2.19

			3,111,176	2.86

	FOOD STORES
	Kroger Co	20,006	462,939	0.43
	Other		440,915	0.40

			903,854	0.83

	FORESTRY		80,476	0.07

	FURNITURE AND FIXTURES		575,492	0.53

	FURNITURE AND HOME FURNISHINGS STORES		730,788	0.67

	GENERAL BUILDING CONTRACTORS		1,256,514	1.16

	GENERAL MERCHANDISE STORES
	JC Penney Co, Inc	6,502	444,672	0.41
	TJX Cos, Inc	12,496	350,263	0.32
	Other		412,930	0.38

			1,207,865	1.11

	HEALTH SERVICES
	Cigna Corp	3,022	351,519	0.32
	Other		2,459,337	2.26

			2,810,856	2.58

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	10,185	404,956	0.37
	Equity Residential	7,945	401,858	0.37
	iShares Russell Midcap Index Fund	17,250	1,608,563	1.48
	Prologis	6,677	380,990	0.35

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 187

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES—(continued)
	Vornado Realty Trust	3,431	$373,979	0.35%
	Other		5,845,205	5.37

			9,015,551	8.29

	HOTELS AND OTHER LODGING PLACES		1,019,415	0.94

	INDUSTRIAL MACHINERY AND EQUIPMENT
	International Game Technology	9,243	383,585	0.35
	Other		5,023,403	4.62

			5,406,988	4.97

	INSTRUMENTS AND RELATED PRODUCTS
	Allergan, Inc	4,176	470,259	0.43
*	St. Jude Medical, Inc	9,837	347,148	0.32
*	Xerox Corp	25,061	389,949	0.36
	Other		3,307,385	3.04

			4,514,741	4.15

	INSURANCE AGENTS, BROKERS AND SERVICE		461,148	0.42

	INSURANCE CARRIERS		4,174,908	3.84

	JUSTICE, PUBLIC ORDER AND SAFETY		70,368	0.07

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	10,506	361,406	0.33

			361,406	0.33

	LOCAL AND INTERURBAN PASSENGER TRANSIT		68,079	0.06

	LUMBER AND WOOD PRODUCTS		56,310	0.05

	METAL MINING		338,424	0.31

	MISCELLANEOUS MANUFACTURING INDUSTRIES		623,868	0.57

	MISCELLANEOUS RETAIL		1,459,313	1.34

	MOTION PICTURES		173,900	0.16

	NONDEPOSITORY INSTITUTIONS		672,584	0.62

	NONMETALLIC MINERALS, EXCEPT FUELS		265,076	0.24

	OIL AND GAS EXTRACTION		3,326,457	3.06

	PAPER AND ALLIED PRODUCTS		569,662	0.52

	PERSONAL SERVICES		482,357	0.44

	PETROLEUM AND COAL PRODUCTS		1,480,664	1.36

	PRIMARY METAL INDUSTRIES		877,677	0.81

	PRINTING AND PUBLISHING
	Gannett Co, Inc	6,586	374,282	0.34
	Other		1,117,541	1.03

			1,491,823	1.37

188 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

RAILROAD TRANSPORTATION
CSX Corp	12,070	$396,258	0.37%
Other		56,805	0.05

		453,063	0.42

REAL ESTATE		423,791	0.39

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		444,644	0.41

SECURITY AND COMMODITY BROKERS
Legg Mason, Inc	3,580	361,079	0.33
T Rowe Price Group, Inc	7,440	356,004	0.33
Other		2,239,181	2.06

		2,956,264	2.72

SPECIAL TRADE CONTRACTORS		50,664	0.05

STONE, CLAY, AND GLASS PRODUCTS		268,600	0.25

TOBACCO PRODUCTS		385,266	0.35

TRANSPORTATION BY AIR
Southwest Airlines Co	21,991	366,370	0.34
Other		359,824	0.33

		726,194	0.67

TRANSPORTATION EQUIPMENT
Ford Motor Co	49,252	398,449	0.37
Harley-Davidson, Inc	7,426	465,982	0.43
Paccar, Inc	6,915	394,293	0.36
Other		1,624,569	1.49

		2,883,293	2.65

TRANSPORTATION SERVICES		603,835	0.56

TRUCKING AND WAREHOUSING		297,063	0.27

WATER TRANSPORTATION		145,499	0.13

WHOLESALE TRADE-DURABLE GOODS		1,006,444	0.93

WHOLESALE TRADE-NONDURABLE GOODS
Safeway, Inc	12,480	378,768	0.35
Other		652,303	0.60

		1,031,071	0.95

TOTAL COMMON STOCKS	(Cost $86,748,635)	107,416,488	98.76

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$470,000	470,000	0.43

TOTAL SHORT-TERM INVESTMENTS	(Cost $469,938)	470,000	0.43

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 189

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $87,218,573)	$107,886,488	99.19%
OTHER ASSETS & LIABILITIES, NET		881,835	0.81

NET ASSETS		$108,768,323	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $32,074.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

190 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$943,082	0.96%

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	8,784	256,756	0.26
	Other		2,383,738	2.43

			2,640,494	2.69

	APPAREL AND OTHER TEXTILE PRODUCTS		768,232	0.78

	AUTO REPAIR, SERVICES AND PARKING		381,319	0.39

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		73,435	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES		48,252	0.05

	BUSINESS SERVICES
*	aQuantive, Inc	12,132	286,558	0.29
*	Digital River, Inc	6,357	324,970	0.33
*	Equinix, Inc	4,609	277,001	0.28
	Jack Henry & Associates, Inc	12,813	278,939	0.29
*	Sotheby’s Holdings, Inc (Class A)	10,176	328,074	0.34
*	Valueclick, Inc	15,441	286,276	0.29
*	WebEx Communications, Inc	6,732	262,683	0.27
	Other		12,812,823	13.06

			14,857,324	15.15

	CHEMICALS AND ALLIED PRODUCTS
*	Alkermes, Inc	15,442	244,756	0.25
*	Human Genome Sciences, Inc	21,176	244,371	0.25
*	Immucor, Inc	10,947	245,322	0.25
	Medicis Pharmaceutical Corp (Class A)	8,769	283,677	0.29
*	OSI Pharmaceuticals, Inc	9,163	343,887	0.35
	Valeant Pharmaceuticals International	14,945	295,612	0.30
	Other		7,524,506	7.67

			9,182,131	9.36

	COAL MINING		326,125	0.33

	COMMUNICATIONS		2,155,077	2.20

	DEPOSITORY INSTITUTIONS
*	SVB Financial Group	5,725	255,564	0.26
	Other		3,439,814	3.51

			3,695,378	3.77

	EATING AND DRINKING PLACES
	Ruby Tuesday, Inc	8,723	245,901	0.25
*	Sonic Corp	13,726	310,345	0.31
	Other		1,743,954	1.78

			2,300,200	2.34

	EDUCATIONAL SERVICES
	Strayer Education, Inc	2,324	251,480	0.26
	Other		436,025	0.44

			687,505	0.70

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 191

Small-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$628,749	0.64%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Acuity Brands, Inc	7,232	328,333	0.34
*	Genlyte Group, Inc	3,995	284,444	0.29
*	Interdigital Communications Corp	8,330	284,053	0.29
*	Tessera Technologies, Inc	7,438	258,694	0.26
*	Varian Semiconductor Equipment Associates, Inc	7,912	290,370	0.30
	Other		7,878,760	8.03

			9,324,654	9.51

	ENGINEERING AND MANAGEMENT SERVICES
*	ICOS Corp	10,516	263,531	0.27
	Other		3,239,208	3.30

			3,502,739	3.57

	ENVIRONMENTAL QUALITY AND HOUSING		32,305	0.03

	FABRICATED METAL PRODUCTS		1,252,652	1.28

	FOOD AND KINDRED PRODUCTS		858,051	0.88

	FOOD STORES		293,645	0.30

	FURNITURE AND FIXTURES
	Herman Miller, Inc	10,584	362,079	0.37
	Other		610,805	0.62

			972,884	0.99

	FURNITURE AND HOME FURNISHINGS STORES		397,564	0.40

	GENERAL BUILDING CONTRACTORS		307,745	0.31

	GENERAL MERCHANDISE STORES		120,979	0.12

	HEALTH SERVICES
*	Healthways, Inc	5,555	247,753	0.25
*	Psychiatric Solutions, Inc	8,529	290,754	0.30
	Other		1,631,684	1.66

			2,170,191	2.21

	HEAVY CONSTRUCTION, EXCEPT BUILDING		147,782	0.15

	HOLDING AND OTHER INVESTMENT OFFICES
	Home Properties, Inc	4,828	275,968	0.28
	Washington Real Estate Investment Trust	7,187	286,043	0.29
	Other		2,269,730	2.32

			2,831,741	2.89

	HOTELS AND OTHER LODGING PLACES		420,992	0.43

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Cymer, Inc	5,916	259,772	0.27
*	Micros Systems, Inc	6,259	306,190	0.31
	Other		3,564,925	3.63

			4,130,887	4.21

192 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
*	Flir Systems, Inc	11,135	$302,427	0.31%
*	Formfactor, Inc	7,369	310,456	0.32
*	Hologic, Inc	8,430	366,874	0.37
*	Illumina, Inc	7,333	242,282	0.25
*	Kyphon, Inc	7,116	266,281	0.27
	Mentor Corp	5,836	294,076	0.30
	Other		7,034,403	7.17

			8,816,799	8.99

	INSURANCE AGENTS, BROKERS AND SERVICE		227,909	0.23

	INSURANCE CARRIERS		545,108	0.56

	JUSTICE, PUBLIC ORDER AND SAFETY		85,852	0.09

	LEATHER AND LEATHER PRODUCTS		540,351	0.55

	LEGAL SERVICES		149,451	0.15

	LUMBER AND WOOD PRODUCTS		240,695	0.25

	METAL MINING		505,502	0.52

	MISCELLANEOUS MANUFACTURING INDUSTRIES		534,870	0.55

	MISCELLANEOUS RETAIL
*	Petco Animal Supplies, Inc	9,345	267,641	0.27
	Other		1,543,576	1.58

			1,811,217	1.85

	MOTION PICTURES
*	Time Warner Telecom, Inc (Class A)	14,956	284,314	0.29
	Other		222,835	0.23

			507,149	0.52

	NONDEPOSITORY INSTITUTIONS		717,624	0.73

	NONMETALLIC MINERALS, EXCEPT FUELS		87,982	0.09

	OIL AND GAS EXTRACTION
*	Veritas DGC, Inc	3,875	255,053	0.26
	Other		3,528,819	3.60

			3,783,872	3.86

	PAPER AND ALLIED PRODUCTS		427,667	0.44

	PERSONAL SERVICES		205,344	0.21

	PETROLEUM AND COAL PRODUCTS		293,489	0.30

	PRIMARY METAL INDUSTRIES
*	Aleris International, Inc	5,049	255,176	0.26
*	CommScope, Inc	9,315	306,091	0.31
*	General Cable Corp	7,501	286,613	0.29
*	Maverick Tube Corp	4,983	323,048	0.33
*	Oregon Steel Mills, Inc	4,988	243,764	0.25
	Other		964,263	0.99

			2,378,955	2.43

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 193

Small-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PRINTING AND PUBLISHING		$553,145	0.56%

	RAILROAD TRANSPORTATION		337,090	0.34

	REAL ESTATE		145,594	0.15

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		517,541	0.53

	SECURITY AND COMMODITY BROKERS
	International Securities Exchange, Inc	6,128	287,342	0.29
	Waddell & Reed Financial, Inc (Class A)	10,718	265,271	0.27
	Other		696,498	0.71

			1,249,111	1.27

	SOCIAL SERVICES		228,282	0.23

	SPECIAL TRADE CONTRACTORS		252,910	0.26

	STONE, CLAY, AND GLASS PRODUCTS		254,794	0.26

	TEXTILE MILL PRODUCTS		24,817	0.02

	TOBACCO PRODUCTS		67,151	0.07

	TRANSPORTATION BY AIR		912,450	0.93

	TRANSPORTATION EQUIPMENT
*	BE Aerospace, Inc	12,347	260,398	0.27
	Other		1,898,287	1.93

			2,158,685	2.20

	TRANSPORTATION SERVICES		443,340	0.45

	TRUCKING AND WAREHOUSING		537,330	0.55

	WATER TRANSPORTATION
*	American Commercial Lines, Inc	4,947	294,099	0.30
	Other		33,042	0.03

			327,141	0.33

	WHOLESALE TRADE-DURABLE GOODS		1,491,208	1.52

	WHOLESALE TRADE-NONDURABLE GOODS
	Men’s Wearhouse, Inc	7,669	285,363	0.29
	Other		954,413	0.97

			1,239,776	1.26

	TOTAL COMMON STOCKS	(Cost $85,956,784)	98,052,315	99.96

	TOTAL PORTFOLIO	(Cost $85,956,784)	98,052,315	99.96
	OTHER ASSETS & LIABILITIES, NET		43,130	0.04

	NET ASSETS		$98,095,445	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

194 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$86,047	0.08%

	AGRICULTURAL PRODUCTION-LIVESTOCK		238,062	0.23

	AMUSEMENT AND RECREATION SERVICES		759,786	0.72

	APPAREL AND ACCESSORY STORES		945,802	0.90

	APPAREL AND OTHER TEXTILE PRODUCTS		709,329	0.67

	AUTO REPAIR, SERVICES AND PARKING		530,418	0.50

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		374,932	0.36

	BUILDING MATERIALS AND GARDEN SUPPLIES		146,469	0.14

	BUSINESS SERVICES
*	3Com Corp	60,314	265,985	0.25
*	Rent-A-Center, Inc	10,691	313,139	0.30
*	Sybase, Inc	13,088	317,253	0.30
*	TIBCO Software, Inc	28,289	254,035	0.24
*	Universal Compression Holdings, Inc	4,646	248,329	0.24
	Other		6,428,888	6.11

			7,827,629	7.44

	CHEMICALS AND ALLIED PRODUCTS		3,877,026	3.69

	COAL MINING		113,605	0.11

	COMMUNICATIONS		2,569,872	2.44

	DEPOSITORY INSTITUTIONS
	Cathay General Bancorp	7,340	264,974	0.25
	First Midwest Bancorp, Inc	7,678	290,919	0.28
	First Niagara Financial Group, Inc	17,123	249,653	0.24
	FirstMerit Corp	12,292	284,806	0.27
	Texas Regional Bancshares, Inc (Class A)	6,275	241,274	0.23
	Umpqua Holdings Corp	8,636	246,990	0.23
	Other		15,057,327	14.31

			16,635,943	15.81

	EATING AND DRINKING PLACES
*	Jack in the Box, Inc	5,446	284,172	0.27
	Other		1,350,712	1.28

			1,634,884	1.55

	EDUCATIONAL SERVICES		23,067	0.02

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Aquila, Inc	57,606	249,434	0.24
	Duquesne Light Holdings, Inc	13,548	266,354	0.25
	Idacorp, Inc	6,594	249,319	0.24
	Nicor, Inc	6,831	292,094	0.28
	Piedmont Natural Gas Co, Inc	11,760	297,646	0.28
	PNM Resources, Inc	10,598	292,187	0.28
	Westar Energy, Inc	13,419	315,481	0.30
	Other		4,214,377	4.00

			6,176,892	5.87

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 195

Small-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		$5,434,447	5.17%

	ENGINEERING AND MANAGEMENT SERVICES
	Washington Group International, Inc	4,455	262,221	0.25
	Other		1,026,818	0.98

			1,289,039	1.23

	FABRICATED METAL PRODUCTS
	Aptargroup, Inc	5,407	275,108	0.26
	Other		657,120	0.63

			932,228	0.89

	FOOD AND KINDRED PRODUCTS		1,167,948	1.11

	FOOD STORES		443,706	0.42

	FURNITURE AND FIXTURES		526,673	0.50

	FURNITURE AND HOME FURNISHINGS STORES		213,058	0.20

	GENERAL BUILDING CONTRACTORS		652,714	0.62

	GENERAL MERCHANDISE STORES
*	Big Lots, Inc	17,399	344,674	0.33
	Other		484,727	0.46

			829,401	0.79

	HEALTH SERVICES		1,046,192	0.99

	HEAVY CONSTRUCTION, EXCEPT BUILDING		206,777	0.20

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	3,340	313,292	0.30
	Apollo Investment Corp	12,510	256,580	0.25
	BioMed Realty Trust, Inc	10,044	304,735	0.29
	Crescent Real Estate Equities Co	12,144	264,861	0.25
	First Industrial Realty Trust, Inc	6,892	303,248	0.29
	Healthcare Realty Trust, Inc	7,365	282,890	0.27
	Highwoods Properties, Inc	8,324	309,736	0.30
	iShares Russell 2000 Value Index Fund	19,300	1,423,375	1.35
	KKR Financial Corp	12,377	303,732	0.29
	LaSalle Hotel Properties	6,157	266,844	0.25
	Nationwide Health Properties, Inc	12,334	329,811	0.31
d	Post Properties, Inc	6,603	313,775	0.30
	Realty Income Corp	13,732	339,318	0.32
	Sunstone Hotel Investors, Inc	8,925	265,251	0.25
	Other		8,775,177	8.34

			14,052,625	13.36

	HOTELS AND OTHER LODGING PLACES
*	Gaylord Entertainment Co	6,259	274,457	0.26
	Other		624,436	0.59

			898,893	0.85

	INDUSTRIAL MACHINERY AND EQUIPMENT		3,537,027	3.36

196 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	STERIS Corp	10,422	$250,753	0.24%
	Other		2,276,162	2.16

			2,526,915	2.40

	INSURANCE AGENTS, BROKERS AND SERVICE		448,743	0.43

	INSURANCE CARRIERS
	Commerce Group, Inc	8,371	251,549	0.24
	Delphi Financial Group, Inc (Class A)	6,381	254,474	0.24
	Ohio Casualty Corp	9,797	253,448	0.24
	Phoenix Cos, Inc	17,352	242,928	0.23
*	ProAssurance Corp	5,109	251,772	0.24
	Other		3,430,373	3.26

			4,684,544	4.45

	LEATHER AND LEATHER PRODUCTS		363,403	0.35

	LEGAL SERVICES		67,612	0.06

	LUMBER AND WOOD PRODUCTS		152,230	0.14

	METAL MINING		218,197	0.21

	MISCELLANEOUS MANUFACTURING INDUSTRIES		648,013	0.62

	MISCELLANEOUS RETAIL		667,808	0.63

	MOTION PICTURES		460,371	0.44

	NONDEPOSITORY INSTITUTIONS		1,067,256	1.01

	NONMETALLIC MINERALS, EXCEPT FUELS		139,540	0.13

	OIL AND GAS EXTRACTION
*	Hanover Compressor Co	15,748	286,929	0.27
*	Houston Exploration Co	4,483	247,237	0.24
	Other		2,151,357	2.04

			2,685,523	2.55

	PAPER AND ALLIED PRODUCTS		1,051,272	1.00

	PERSONAL SERVICES
	Regis Corp	7,033	252,133	0.24
	Other		300,747	0.29

			552,880	0.53

	PETROLEUM AND COAL PRODUCTS		394,551	0.38

	PRIMARY METAL INDUSTRIES
	Belden CDT, Inc	6,547	250,292	0.24
	Other		1,985,632	1.89

			2,235,924	2.13

	PRINTING AND PUBLISHING		1,956,665	1.86

	RAILROAD TRANSPORTATION		112,276	0.11

	REAL ESTATE		391,858	0.37

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 197

Small-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		$512,236	0.49%

	SECURITY AND COMMODITY BROKERS
*	Knight Capital Group, Inc	16,085	292,747	0.28
	Other		552,161	0.52

			844,908	0.80

	SOCIAL SERVICES		98,452	0.09

	SPECIAL TRADE CONTRACTORS
*	EMCOR Group, Inc	4,842	265,535	0.25
	Other		312,842	0.30

			578,377	0.55

	STONE, CLAY, AND GLASS PRODUCTS		65,436	0.06

	TEXTILE MILL PRODUCTS		111,097	0.11

	TOBACCO PRODUCTS		180,651	0.17

	TRANSPORTATION BY AIR		782,822	0.74

	TRANSPORTATION EQUIPMENT		1,939,272	1.84

	TRANSPORTATION SERVICES		317,463	0.30

	TRUCKING AND WAREHOUSING		573,292	0.54

	WATER TRANSPORTATION		280,256	0.27

	WHOLESALE TRADE-DURABLE GOODS		1,165,124	1.11

	WHOLESALE TRADE-NONDURABLE GOODS		1,184,826	1.13

	TOTAL COMMON STOCKS	(Cost $92,445,482)	103,340,284	98.22

	ISSUER	PRINCIPAL

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$2,300,000	2,300,000	2.19

	TOTAL SHORT-TERM INVESTMENTS	(Cost $2,299,697)	2,300,000	2.19

	TOTAL PORTFOLIO	(Cost $94,745,179)	105,640,284	100.41
	OTHER ASSETS & LIABILITIES, NET		(436,156)	(0.41)

	NET ASSETS		$105,204,128	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $137,808.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

198 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$90,730	0.04%

	AGRICULTURAL PRODUCTION-LIVESTOCK		251,496	0.12

	AMUSEMENT AND RECREATION SERVICES		1,741,374	0.83

	APPAREL AND ACCESSORY STORES		3,637,048	1.73

	APPAREL AND OTHER TEXTILE PRODUCTS
	Phillips-Van Heusen Corp	8,891	371,377	0.18
	Other		1,153,707	0.55

			1,525,084	0.73

	AUTO REPAIR, SERVICES AND PARKING		936,520	0.44

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		465,432	0.22

	BUILDING MATERIALS AND GARDEN SUPPLIES		205,046	0.10

	BUSINESS SERVICES
*	Digital River, Inc	6,365	325,379	0.15
*	Hyperion Solutions Corp	9,565	329,801	0.16
*	Parametric Technology Corp	18,008	314,420	0.15
*	Rent-A-Center, Inc	11,211	328,370	0.16
	Sotheby’s Holdings, Inc (Class A)	10,261	330,815	0.16
*	Sybase, Inc	14,500	351,480	0.17
*	THQ, Inc	10,329	301,297	0.14
*	TIBCO Software, Inc	33,931	304,700	0.14
	Other		20,519,520	9.75

			23,105,782	10.98

	CHEMICALS AND ALLIED PRODUCTS
*	OSI Pharmaceuticals, Inc	9,170	344,150	0.16
	Other		12,936,081	6.15

			13,280,231	6.31

	COAL MINING		444,378	0.21

	COMMUNICATIONS
	Anixter International, Inc	5,333	301,155	0.14
*	Foundry Networks, Inc	23,484	308,815	0.15
	Other		4,236,384	2.01

			4,846,354	2.30

	DEPOSITORY INSTITUTIONS
	Cathay General Bancorp	8,313	300,099	0.14
	First Midwest Bancorp, Inc	8,058	305,318	0.15
	Other		20,473,822	9.73

			21,079,239	10.02

	EATING AND DRINKING PLACES
*	Sonic Corp	13,854	313,239	0.15
	Other		3,710,932	1.76

			4,024,171	1.91

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 199

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$717,842	0.34%

	ELECTRIC, GAS, AND SANITARY SERVICES
	Nicor, Inc	7,166	306,418	0.15
	Piedmont Natural Gas Co, Inc	12,315	311,693	0.15
	PNM Resources, Inc	11,103	306,110	0.14
	Westar Energy, Inc	14,039	330,057	0.16
	Other		5,859,912	2.78

			7,114,190	3.38

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Acuity Brands, Inc	7,250	329,150	0.16
*	Brocade Communications Systems, Inc	44,022	310,795	0.15
*	Polycom, Inc	14,054	344,745	0.16
	Varian Semiconductor Equipment Associates, Inc	9,217	338,264	0.16
	Other		13,785,855	6.55

			15,108,809	7.18

	ENGINEERING AND MANAGEMENT SERVICES		4,841,664	2.30

	ENVIRONMENTAL QUALITY AND HOUSING		42,782	0.02

	FABRICATED METAL PRODUCTS		2,218,296	1.05

	FOOD AND KINDRED PRODUCTS		2,107,474	1.00

	FOOD STORES		760,320	0.36

	FURNITURE AND FIXTURES
	Herman Miller, Inc	10,707	366,286	0.17
	Other		1,149,106	0.55

			1,515,392	0.72

	FURNITURE AND HOME FURNISHINGS STORES		626,871	0.30

	GENERAL BUILDING CONTRACTORS		985,406	0.47

	GENERAL MERCHANDISE STORES
*	Big Lots, Inc	18,202	360,582	0.17
	Other		626,518	0.30

			987,100	0.47

	HEALTH SERVICES		3,271,501	1.56

	HEAVY CONSTRUCTION, EXCEPT BUILDING		375,176	0.18

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	4,285	401,933	0.19
	BioMed Realty Trust, Inc	10,506	318,752	0.15
	First Industrial Realty Trust, Inc	7,215	317,460	0.15
	Highwoods Properties, Inc	8,714	324,248	0.16
	Home Properties, Inc	5,498	314,266	0.15
	iShares Russell 2000 Index Fund	55,850	4,021,200	1.91
	KKR Financial Corp	12,978	318,480	0.15
	Nationwide Health Properties, Inc	12,904	345,053	0.16

200 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES—(continued)
	Post Properties, Inc	6,913	$328,506	0.16%
	Realty Income Corp	14,358	354,786	0.17
	Other		13,002,571	6.18

			20,047,255	9.53

	HOTELS AND OTHER LODGING PLACES
*	Aztar Corp	5,836	309,366	0.15
	Other		1,060,499	0.50

			1,369,865	0.65

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Micros Systems, Inc	6,265	306,484	0.14
	Other		7,543,782	3.59

			7,850,266	3.73

	INSTRUMENTS AND RELATED PRODUCTS
*	Flir Systems, Inc	11,133	302,372	0.14
*	Formfactor, Inc	7,376	310,751	0.15
*	Hologic, Inc	8,491	369,528	0.18
	Other		10,456,638	4.97

			11,439,289	5.44

	INSURANCE AGENTS, BROKERS AND SERVICE		696,436	0.33

	INSURANCE CARRIERS		5,465,158	2.60

	JUSTICE, PUBLIC ORDER AND SAFETY		86,401	0.04

	LEATHER AND LEATHER PRODUCTS		920,807	0.44

	LEGAL SERVICES		225,689	0.11

	LUMBER AND WOOD PRODUCTS		404,826	0.19

	METAL MINING		733,679	0.35

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,201,643	0.57

	MISCELLANEOUS RETAIL		2,514,469	1.20

	MOTION PICTURES
*	Time Warner Telecom, Inc (Class A)	19,182	364,650	0.17
	Other		630,789	0.30

			995,439	0.47

	NONDEPOSITORY INSTITUTIONS		1,857,562	0.88

	NONMETALLIC MINERALS, EXCEPT FUELS		228,751	0.11

	OIL AND GAS EXTRACTION
*	Hanover Compressor Co	16,495	300,539	0.14
	Veritas DGC, Inc	5,728	377,017	0.18
	Other		5,990,413	2.85

			6,667,969	3.17

	PAPER AND ALLIED PRODUCTS		1,538,210	0.73

	PERSONAL SERVICES		783,205	0.37

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 201

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PETROLEUM AND COAL PRODUCTS		$720,843	0.34%

	PRIMARY METAL INDUSTRIES
*	CommScope, Inc	9,350	307,241	0.15
*	General Cable Corp	8,141	311,068	0.15
*	Maverick Tube Corp	5,955	386,063	0.18
	Other		3,713,345	1.76

			4,717,717	2.24

	PRINTING AND PUBLISHING		2,604,753	1.24

	RAILROAD TRANSPORTATION
	Florida East Coast Industries	5,665	323,358	0.15
	Other		134,072	0.07

			457,430	0.22

	REAL ESTATE		563,488	0.27

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,048,541	0.50

	SECURITY AND COMMODITY BROKERS
*	Knight Capital Group, Inc	16,824	306,197	0.15
	Waddell & Reed Financial, Inc (Class A)	13,667	338,258	0.16
	Other		1,493,872	0.71

			2,138,327	1.02

	SOCIAL SERVICES		338,883	0.16

	SPECIAL TRADE CONTRACTORS		859,897	0.41

	STONE, CLAY, AND GLASS PRODUCTS		334,566	0.16

	TEXTILE MILL PRODUCTS		137,761	0.07

	TOBACCO PRODUCTS		262,450	0.12

	TRANSPORTATION BY AIR		1,749,711	0.83

	TRANSPORTATION EQUIPMENT		4,203,721	2.00

	TRANSPORTATION SERVICES		767,078	0.37

	TRUCKING AND WAREHOUSING		1,145,440	0.55

	WATER TRANSPORTATION		621,713	0.30

	WHOLESALE TRADE-DURABLE GOODS		2,704,601	1.29

	WHOLESALE TRADE-NONDURABLE GOODS		2,483,885	1.18

	TOTAL COMMON STOCKS	(Cost $183,760,219)	209,193,432	99.45

202 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	concluded

ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$610,000	$610,000	0.29%

TOTAL SHORT-TERM INVESTMENTS	(Cost $609,920)	610,000	0.29

TOTAL PORTFOLIO	(Cost $184,370,139)	209,803,432	99.74
OTHER ASSETS & LIABILITIES, NET		548,074	0.26

NET ASSETS		$210,351,506	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 203

International Equity Index Fund |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

AGRICULTURAL PRODUCTION-CROPS		$406,129	0.09%

AGRICULTURAL SERVICES		107,743	0.02

AMUSEMENT AND RECREATION SERVICES		2,715,712	0.61

APPAREL AND ACCESSORY STORES		1,535,984	0.35

APPAREL AND OTHER TEXTILE PRODUCTS		660,354	0.15

AUTO REPAIR, SERVICES AND PARKING		417,161	0.09

AUTOMOTIVE DEALERS AND SERVICE STATIONS		37,445	0.01

BUILDING MATERIALS AND GARDEN SUPPLIES		650,719	0.15

BUSINESS SERVICES		9,847,452	2.23

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc	59,263	3,703,868	0.84
GlaxoSmithKline plc	218,378	5,814,254	1.31
Novartis AG.	87,985	5,136,475	1.16
Roche Holding AG.	26,547	4,589,917	1.04
Sanofi-Aventis	38,374	3,415,953	0.77
Takeda Pharmaceutical Co Ltd	34,500	2,152,508	0.49
Other		20,554,348	4.65

		45,367,323	10.26

COAL MINING
BHP Billiton Ltd	131,905	2,519,657	0.57
Other		713,890	0.16

		3,233,547	0.73

COMMUNICATIONS
Deutsche Telekom AG.	107,111	1,703,214	0.39
Telefonica S.A.	168,283	2,917,068	0.66
Vodafone Group plc (ADR)	142,745	3,263,151	0.74
Other		15,442,891	3.49

		23,326,324	5.28

DEPOSITORY INSTITUTIONS
ABN AMRO Holding NV	68,601	2,000,765	0.45
Banco Bilbao Vizcaya Argentaria S.A.	127,822	2,958,055	0.67
Banco Santander Central Hispano S.A.	224,200	3,545,192	0.80
Barclays plc	245,425	3,097,164	0.70
BNP Paribas	31,454	3,384,273	0.77
Deutsche Bank AG.	19,557	2,359,904	0.53
Fortis	44,306	1,798,399	0.41
HSBC Holdings plc	430,650	7,857,635	1.78
Lloyds TSB Group plc	211,806	2,139,515	0.48
Mitsubishi UFJ Financial Group, Inc	325	4,182,011	0.95
Mizuho Financial Group. Inc	364	2,822,637	0.64
Royal Bank of Scotland Group plc	120,757	4,157,953	0.94
Societe Generale (A Shs)	13,113	2,086,813	0.47
Sumitomo Mitsui Financial Group, Inc	232	2,435,386	0.55

204 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	DEPOSITORY INSTITUTIONS—(continued)
*	UBS A.G.	78,221	$4,679,060	1.06%
	UniCredito Italiano S.p.A	294,630	2,445,256	0.55
	Other		26,520,666	6.00

			78,470,684	17.75

	EATING AND DRINKING PLACES		1,453,684	0.33

	EDUCATIONAL SERVICES		81,388	0.02

	ELECTRIC, GAS, AND SANITARY SERVICES		21,360,970	4.83

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	E.ON AG.	23,522	2,788,243	0.63
	Ericsson (LM) (B Shs)	559,799	1,940,312	0.44
	Nokia Oyj	155,059	3,079,119	0.70
	Other		18,590,529	4.20

			26,398,203	5.97

	ENGINEERING AND MANAGEMENT SERVICES		920,432	0.21

	FABRICATED METAL PRODUCTS		1,181,984	0.27

	FOOD AND KINDRED PRODUCTS
	Diageo plc	106,125	1,874,758	0.42
	Nestle S.A.	15,132	5,276,142	1.19
	Other		8,551,326	1.94

			15,702,226	3.55

	FOOD STORES
	Tesco plc	298,715	2,013,470	0.45
	Other		4,948,722	1.12

			6,962,192	1.57

	FURNITURE AND FIXTURES		169,193	0.04

	FURNITURE AND HOME FURNISHINGS STORES		851,363	0.19

	GENERAL BUILDING CONTRACTORS		4,381,075	0.99

	GENERAL MERCHANDISE STORES		3,531,846	0.80

	HEALTH SERVICES		966,261	0.22

	HEAVY CONSTRUCTION, EXCEPT BUILDING		2,685,115	0.61

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares MSCI EAFE Index Fund	68,400	4,634,100	1.05
	Other		6,511,579	1.47

			11,145,679	2.52

	HOTELS AND OTHER LODGING PLACES		940,700	0.21

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Canon, Inc	40,400	2,106,785	0.48
	Other		12,594,272	2.85

			14,701,057	3.33

	INSTRUMENTS AND RELATED PRODUCTS		4,313,147	0.98

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 205

International Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE AGENTS, BROKERS AND SERVICE
HBOS plc	143,587	$2,841,683	0.64%
Other		1,007,216	0.23

		3,848,899	0.87

INSURANCE CARRIERS
Allianz AG.	15,343	2,655,321	0.60
AXA S.A.	62,988	2,322,683	0.52
Credit Suisse Group	44,849	2,594,926	0.59
ING Groep NV	70,849	3,116,562	0.70
Other		15,636,626	3.54

		26,326,118	5.95

JUSTICE, PUBLIC ORDER AND SAFETY		63,791	0.02

LEATHER AND LEATHER PRODUCTS		1,573,954	0.36

LOCAL AND INTERURBAN PASSENGER TRANSIT		498,413	0.11

LUMBER AND WOOD PRODUCTS		82,736	0.02

METAL MINING
Anglo American plc	54,017	2,258,420	0.51
Rio Tinto plc	39,796	1,882,913	0.43
Other		1,650,069	0.37

		5,791,402	1.31

MISCELLANEOUS MANUFACTURING INDUSTRIES		870,656	0.20

MISCELLANEOUS RETAIL		2,938,188	0.66

MOTION PICTURES		131,188	0.03

NONDEPOSITORY INSTITUTIONS		1,894,972	0.43

NONMETALLIC MINERALS, EXCEPT FUELS		735,546	0.17

OIL AND GAS EXTRACTION
Total S.A.	83,520	5,480,732	1.24
Other		3,331,989	0.75

		8,812,721	1.99

PAPER AND ALLIED PRODUCTS		1,750,661	0.40

PERSONAL SERVICES		58,397	0.01

PETROLEUM AND COAL PRODUCTS
BP plc	204,586	2,229,382	0.50
BP plc (ADR)	88,265	5,788,419	1.31
ENI S.p.A.	98,425	2,916,768	0.66
Royal Dutch Shell plc (A Shares)	130,092	4,291,825	0.97
Royal Dutch Shell plc (B Shares)	116,472	3,953,711	0.90
Other		2,213,748	0.50

		21,393,853	4.84

PRIMARY METAL INDUSTRIES		8,638,457	1.95

PRINTING AND PUBLISHING		3,791,575	0.86

206 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

RAILROAD TRANSPORTATION		$2,322,560	0.53%

REAL ESTATE		10,196,226	2.31

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,949,135	0.44

SECURITY AND COMMODITY BROKERS		5,522,408	1.25

SOCIAL SERVICES		120,747	0.03

SPECIAL TRADE CONTRACTORS		267,317	0.06

STONE, CLAY, AND GLASS PRODUCTS		4,694,646	1.06

TEXTILE MILL PRODUCTS		5,227	0.00 **

TOBACCO PRODUCTS		3,792,295	0.86

TRANSPORTATION BY AIR		1,994,743	0.45

TRANSPORTATION EQUIPMENT
Honda Motor Co Ltd	59,000	1,982,899	0.45
Siemens AG.	31,967	2,788,869	0.63
Toyota Motor Corp	109,300	5,940,368	1.34
Other		9,978,034	2.26

		20,690,170	4.68

TRANSPORTATION SERVICES		905,883	0.20

TRUCKING AND WAREHOUSING		2,009,475	0.45

WATER TRANSPORTATION		1,669,971	0.38

WHOLESALE TRADE-DURABLE GOODS		4,387,281	0.99

WHOLESALE TRADE-NONDURABLE GOODS		5,309,599	1.20

TOTAL COMMON STOCKS	(Cost $349,887,984)	439,562,302	99.43

TOTAL PORTFOLIO	(Cost $349,887,984)	439,562,302	99.43
OTHER ASSETS & LIABILITIES, NET		2,535,149	0.57

NET ASSETS		$442,097,451	100.00%

*	Non-income producing

**	Percentage represents less than 0.01% ABBREVIATION: ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 207

International Equity Index Fund |	Summary of market values by country September 30, 2006

	VALUE	% OF MARKET VALUE

DOMESTIC
UNITED STATES OF AMERICA	$4,691,534	1.07%

TOTAL DOMESTIC	4,691,534	1.07

FOREIGN
AUSTRALIA	22,528,683	5.13
AUSTRIA	2,390,101	0.54
BELGIUM	5,382,206	1.22
DENMARK	3,242,812	0.74
FINLAND	6,155,555	1.40
FRANCE	43,684,646	9.94
GERMANY	31,020,998	7.06
GREECE	2,674,691	0.61
HONG KONG	7,212,828	1.64
IRELAND	3,561,469	0.81
ITALY	16,791,703	3.82
JAPAN	102,541,490	23.33
NETHERLANDS	15,329,045	3.49
NEW ZEALAND	575,446	0.13
NORWAY	3,425,655	0.78
PORTUGAL	1,456,932	0.33
SINGAPORE	3,460,949	0.79
SPAIN	17,586,968	4.00
SWEDEN	10,434,531	2.37
SWITZERLAND	31,083,954	7.07
UNITED KINGDOM	104,330,106	23.73

TOTAL FOREIGN	434,870,768	98.93

TOTAL PORTFOLIO	$439,562,302	100.00%

208 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$30,774	0.01%

	AMUSEMENT AND RECREATION SERVICES		24,920	0.01

	APPAREL AND ACCESSORY STORES		1,877,250	0.82

	APPAREL AND OTHER TEXTILE PRODUCTS		424,363	0.18

	AUTO REPAIR, SERVICES AND PARKING		48,640	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		159,787	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	44,800	1,624,896	0.71
	Other		929,827	0.40

			2,554,723	1.11

	BUSINESS SERVICES
	Automatic Data Processing, Inc	21,500	1,017,810	0.44
*	Google, Inc (Class A)	3,875	1,557,362	0.68
	Microsoft Corp	181,124	4,950,119	2.15
	Other		7,419,783	3.22

			14,945,074	6.49

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	42,648	2,070,987	0.90
*	Amgen, Inc	25,924	1,854,344	0.80
	Bristol-Myers Squibb Co	49,875	1,242,885	0.54
*	Genentech, Inc	12,691	1,049,546	0.46
	Merck & Co, Inc	57,242	2,398,440	1.04
	Procter & Gamble Co	70,169	4,349,075	1.89
	Other		10,234,174	4.44

			23,199,451	10.07

	COMMUNICATIONS
	AT&T, Inc	81,425	2,651,198	1.15
	BellSouth Corp	38,600	1,650,150	0.71
	Verizon Communications, Inc	67,431	2,503,713	1.09
	Other		5,110,151	2.22

			11,915,212	5.17

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	98,306	5,266,252	2.29
	US Bancorp	55,700	1,850,354	0.80
	Wachovia Corp	45,468	2,537,114	1.10
	Washington Mutual, Inc	32,343	1,405,950	0.61
	Wells Fargo & Co	83,818	3,032,535	1.32
	Other		9,988,468	4.33

			24,080,673	10.45

	EATING AND DRINKING PLACES
	McDonald’s Corp	42,574	1,665,495	0.72
	Other		1,358,756	0.59

			3,024,251	1.31

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 209

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$2,345	0.00	%**

	ELECTRIC, GAS, AND SANITARY SERVICES		13,617,579	5.91

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	15,295	1,178,174	0.51
*	Cisco Systems, Inc	112,374	2,584,602	1.12
	Emerson Electric Co	18,400	1,543,024	0.67
	Intel Corp	117,336	2,413,602	1.05
	Motorola, Inc	52,200	1,305,000	0.57
	Qualcomm, Inc	35,424	1,287,662	0.56
	Texas Instruments, Inc	37,200	1,236,900	0.54
	Other		3,696,413	1.60

			15,245,377	6.62

	ENGINEERING AND MANAGEMENT SERVICES		1,774,283	0.77

	FABRICATED METAL PRODUCTS		1,469,898	0.64

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	44,000	2,871,440	1.25
	Other		4,111,485	1.78

			6,982,925	3.03

	FOOD STORES		760,856	0.33

	FORESTRY		385,055	0.17

	FURNITURE AND FIXTURES		1,130,680	0.49

	FURNITURE AND HOME FURNISHINGS STORES		245,670	0.11

	GENERAL BUILDING CONTRACTORS		949,343	0.41

	GENERAL MERCHANDISE STORES
	Target Corp	20,300	1,121,575	0.49
	Other		1,669,351	0.72

			2,790,926	1.21

	HEALTH SERVICES
*	WellPoint, Inc	19,149	1,475,430	0.64
	Other		2,142,300	0.93

			3,617,730	1.57

	HOLDING AND OTHER INVESTMENT OFFICES		6,518,465	2.83

	HOTELS AND OTHER LODGING PLACES		528,146	0.23

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	29,100	2,165,622	0.94
	Hewlett-Packard Co	57,388	2,105,566	0.91
	International Business Machines Corp	40,031	3,280,140	1.42
	Other		5,769,620	2.51

			13,320,948	5.78

210 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	76,839	$4,989,925	2.17%
Medtronic, Inc	29,800	1,383,912	0.60
Other		5,401,372	2.34

		11,775,209	5.11

INSURANCE AGENTS, BROKERS AND SERVICE
Hartford Financial Services Group, Inc	11,700	1,014,975	0.44
Other		213,711	0.09

		1,228,686	0.53

INSURANCE CARRIERS
Chubb Corp	19,800	1,028,808	0.45
Prudential Financial, Inc	20,500	1,563,125	0.68
St. Paul Travelers Cos, Inc	25,647	1,202,588	0.52
Other		6,931,802	3.01

		10,726,323	4.66

LEATHER AND LEATHER PRODUCTS		291,307	0.13

LUMBER AND WOOD PRODUCTS		4,830	0.00	* *

METAL MINING		156,323	0.07

MISCELLANEOUS MANUFACTURING INDUSTRIES		388,063	0.17

MISCELLANEOUS RETAIL
Walgreen Co	24,300	1,078,677	0.47
Other		2,038,185	0.88

		3,116,862	1.35

MOTION PICTURES
Time Warner, Inc	147,029	2,680,339	1.16
Walt Disney Co	62,250	1,924,147	0.84
Other		224,066	0.10

		4,828,552	2.10

NONDEPOSITORY INSTITUTIONS
American Express Co	40,400	2,265,632	0.98
Freddie Mac	23,500	1,558,755	0.68
Other		3,594,866	1.56

		7,419,253	3.22

NONMETALLIC MINERALS, EXCEPT FUELS		307,212	0.13

OIL AND GAS EXTRACTION
Anadarko Petroleum Corp	24,600	1,078,218	0.47
Other		5,992,875	2.60

		7,071,093	3.07

PAPER AND ALLIED PRODUCTS		2,166,616	0.94

PERSONAL SERVICES		17,736	0.01

PETROLEUM AND COAL PRODUCTS
Apache Corp	16,294	1,029,781	0.45
Devon Energy Corp	17,986	1,135,816	0.49
Other		4,111,040	1.78

		6,276,637	2.72

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 211

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

PRIMARY METAL INDUSTRIES			$3,053,410	1.33%

PRINTING AND PUBLISHING			1,955,649	0.85

RAILROAD TRANSPORTATION			1,337,180	0.58

REAL ESTATE			241,010	0.10

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			125,717	0.05

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		10,063	1,702,358	0.74
Merrill Lynch & Co, Inc		25,400	1,986,788	0.86
Other			3,620,332	1.57

			7,309,478	3.17

SPECIAL TRADE CONTRACTORS			64,747	0.03

STONE, CLAY, AND GLASS PRODUCTS			92,754	0.04

TRANSPORTATION BY AIR			1,505,022	0.65

TRANSPORTATION EQUIPMENT			2,108,339	0.92

TRANSPORTATION SERVICES			277,912	0.12

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		18,229	1,311,394	0.57

			1,311,394	0.57

WATER TRANSPORTATION			57,644	0.03

WHOLESALE TRADE-DURABLE GOODS			990,371	0.43

WHOLESALE TRADE-NONDURABLE GOODS			2,046,285	0.89

TOTAL COMMON STOCKS		(Cost $199,126,636)	229,876,958	99.78

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$1,350,000	1,350,000	0.59

TOTAL SHORT-TERM INVESTMENTS		(Cost $1,349,822)	1,350,000	0.59

TOTAL PORTFOLIO		(Cost $200,476,458)	231,226,958	100.37
OTHER ASSETS & LIABILITIES, NET			(855,626)	(0.37)

NET ASSETS			$230,371,332	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

212 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES
*	Sunterra Corp	430,673	$4,879,525	0.81%

			4,879,525	0.81

	HOLDING AND OTHER INVESTMENT OFFICES
	Acadia Realty Trust	283,490	7,228,995	1.20
	American Campus Communities, Inc	66,300	1,691,313	0.28
	American Financial Realty Trust	150,000	1,674,000	0.28
	Archstone-Smith Trust	591,700	32,212,148	5.33
	AvalonBay Communities, Inc	233,900	28,161,560	4.66
	BRE Properties, Inc (Class A)	234,877	14,029,203	2.32
	BioMed Realty Trust, Inc	302,500	9,177,850	1.52
	Boston Properties, Inc	349,000	36,065,660	5.96
g,v	CBRE Realty Finance, Inc	250,000	3,750,000	0.62
	Cogdell Spencer, Inc	360,000	7,470,000	1.24
	Corporate Office Properties Trust	402,100	17,997,996	2.98
	Crescent Real Estate Equities Co	161,832	3,529,556	0.58
g,v	Crystal River Capital, Inc	105,000	2,402,400	0.40
g,v*	Deerfield Triarc Capital Corp	175,000	2,294,250	0.38
	Digital Realty Trust, Inc	85,000	2,662,200	0.44
	EastGroup Properties, Inc	278,547	13,888,353	2.30
	Equity Lifestyle Properties, Inc	66,700	3,048,857	0.50
	Equity Office Properties Trust	582,600	23,164,176	3.83
	Equity Residential	348,800	17,642,304	2.92
	Essex Property Trust, Inc	61,900	7,514,660	1.24
	Extra Space Storage, Inc	234,508	4,059,333	0.67
	Federal Realty Investment Trust	274,500	20,395,350	3.37
	Feldman Mall Properties, Inc	284,933	3,142,811	0.52
g,v*	GSC Capital Corp	140,000	3,220,000	0.53
	General Growth Properties, Inc	292,900	13,956,685	2.31
	Highwoods Properties, Inc	155,400	5,782,434	0.96
	Host Marriott Corp	945,392	21,677,839	3.59
	Kilroy Realty Corp	207,700	15,648,118	2.59
	Kimco Realty Corp	390,000	16,719,300	2.76
	LaSalle Hotel Properties	89,000	3,857,260	0.64
	Macerich Co	280,500	21,418,980	3.54
	Mills Corp	106,600	1,781,286	0.29
	Mission West Properties, Inc	792,123	9,038,123	1.49
	Monmouth REIT (Class A)	205,159	1,641,272	0.27
g,v*	People’s Choice Financial Corp	220,000	2,024,000	0.33
	Prologis	476,000	27,160,560	4.49
	Public Storage, Inc	195,400	16,802,446	2.78
	Regency Centers Corp	289,400	19,899,144	3.29
	SL Green Realty Corp	173,600	19,391,120	3.21
	Simon Property Group, Inc	491,900	44,575,978	7.37
	Strategic Hotel Capital, Inc	219,000	4,353,720	0.72
	Taubman Centers, Inc	408,800	18,158,896	3.00
	U-Store-It Trust	105,400	2,261,884	0.37
	Vornado Realty Trust	275,000	29,975,000	4.96
	Other		785,720	0.13

			563,332,740	93.16

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 213

Real Estate Securities Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	119,000	$6,805,610	1.13%
*	Orient-Express Hotels Ltd	107,600	4,022,088	0.66

			10,827,698	1.79

	REAL ESTATE
g,v	Asset Capital Corp, Inc	310,000	2,424,200	0.40
*	Brookfield Properties Corp	486,800	17,193,776	2.84
*	MI Developments Inc	36,650	1,335,894	0.22

			20,953,870	3.46

	TOTAL COMMON STOCKS	(Cost $514,551,586)	599,993,833	99.22

	TOTAL PORTFOLIO	(Cost $514,551,586)	599,993,833	99.22
	OTHER ASSETS & LIABILITIES, NET		4,688,622	0.78

	NET ASSETS		$604,682,455	100.00%

*	Non-income producing

[g]	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transaction exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $16,114,850 or 2.67% of net assets.

[v]	Securities at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

214 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Managed Allocation Fund II |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS – INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Plus Fund II	656,877	$6,634,455	37.05%
TIAA-CREF Institutional High-Yield Fund II	45,237	448,747	2.51
TIAA-CREF Institutional International Equity Fund	172,989	2,326,707	12.99
TIAA-CREF Institutional Large-Cap Value Fund	239,090	3,760,880	21.00
TIAA-CREF Institutional Large-Cap Growth Fund	385,384	3,730,520	20.83
TIAA-CREF Institutional Money Market Fund	72	72	0.00	*
TIAA-CREF Institutional Real Estate Securities Fund	2,860	43,871	0.24
TIAA-CREF Institutional Short-Term Bond Fund II	26,767	268,742	1.50
TIAA-CREF Institutional Small-Cap Equity Fund	43,631	694,167	3.88

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $17,405,993)	17,908,161	100.00

TOTAL PORTFOLIO	(Cost $17,405,993)	17,908,161	100.00
OTHER ASSETS & LIABILITIES, NET		62	0.00	*

NET ASSETS		$17,908,223	100.00%

*	Percentage represents less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 215

Bond Fund |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS

	CORPORATE BONDS

	AMUSEMENT AND RECREATION SERVICES				$247,479	0.01%

	ASSET BACKED
	Household Credit Card Master Note Trust I
	Series 2006-1 (Class A)	5.100%, 06/15/12	Aaa	$10,000,000	10,054,575	0.59
i	Residential Asset Mortgage Products, Inc
	Series 2004-RS11 (Class M1)	5.950%, 11/25/34	Aa1	8,000,000	8,051,952	0.47
v	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI4 (Class A3)	5.440%, 09/25/36	Aaa	10,000,000	9,996,875	0.58
	Other				50,598,373	2.96

					78,701,775	4.60

	BUILDING MATERIALS AND GARDEN SUPPLIES				4,730,319	0.28

	CHEMICALS AND ALLIED PRODUCTS				10,801,082	0.63

	COMMUNICATIONS				38,659,611	2.26

	DEPOSITORY INSTITUTIONS				55,360,425	3.23

	ELECTRIC, GAS, AND SANITARY SERVICES				29,968,371	1.75

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				5,766,663	0.34

	FABRICATED METAL PRODUCTS				2,763,578	0.16

	FOOD AND KINDRED PRODUCTS				9,295,532	0.54

	FOOD STORES				2,714,382	0.16

	FURNITURE AND FIXTURES				821,878	0.05

	GENERAL BUILDING CONTRACTORS				3,635,190	0.21

	GENERAL MERCHANDISE STORES				8,579,632	0.50

	HEALTH SERVICES				990,954	0.06

	HOLDING AND OTHER INVESTMENT OFFICES				5,469,888	0.32

	INDUSTRIAL MACHINERY AND EQUIPMENT				4,066,872	0.24

	INSTRUMENTS AND RELATED PRODUCTS				1,944,140	0.11

	INSURANCE CARRIERS				13,828,223	0.81

	METAL MINING				2,068,544	0.12

	MISCELLANEOUS MANUFACTURING INDUSTRIES				1,980,485	0.12

	MISCELLANEOUS RETAIL				511,229	0.03

	MOTION PICTURES				7,665,458	0.45

	NONDEPOSITORY INSTITUTIONS
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	10,250,000	10,646,875	0.62
	Other				38,696,960	2.26

					49,343,835	2.88

	OIL AND GAS EXTRACTION				15,664,450	0.91

216 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	OTHER MORTGAGE BACKED SECURITIES
d,i	LB-UBS Commercial Mortgage Trust
	Series 2004-C7 (Class A6)	4.786%, 10/15/29	Aaa	$10,000,000	$9,668,780	0.57%
	Washington Mutual, Inc
	Series 2003-S10 (Class A1)	4.500%, 10/25/18	NR	9,796,524	9,479,068	0.55
	Other				100,399,914	5.86

					119,547,762	6.98

	PAPER AND ALLIED PRODUCTS				2,656,324	0.15

	PETROLEUM AND COAL PRODUCTS				1,615,421	0.09

	PIPELINES, EXCEPT NATURAL GAS				5,514,099	0.32

	PRIMARY METAL INDUSTRIES				2,082,607	0.12

	RAILROAD TRANSPORTATION				4,586,947	0.27

	SECURITY AND COMMODITY BROKERS				30,165,616	1.76

	STONE, CLAY, AND GLASS PRODUCTS				275,678	0.02

	TRANSPORTATION BY AIR				1,506,674	0.09

	TRANSPORTATION EQUIPMENT				15,936,998	0.93

	WHOLESALE TRADE-NONDURABLE GOODS				2,678,375	0.16

	TOTAL CORPORATE BONDS		(Cost $542,283,691)		542,146,496	31.66

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Home Loan Mortgage Corp
	(FHLMC) 3.500–8.250%, 08/17/07–06/27/16		Aaa	31,315,000	31,820,685	1.86
	FHLMC	3.750%, 04/15/07	Aaa	12,105,000	12,006,901	0.70
	FHLMC	4.375%, 11/16/07	Aaa	13,000,000	12,892,645	0.75
	FHLMC	4.625%, 06/01/07	Aaa	23,530,000	23,432,421	1.37
	FHLMC	4.625%, 02/21/08	Aaa	18,000,000	17,899,231	1.04
i	FHLMC	4.830%, 11/28/07	Aaa	15,000,000	15,000,525	0.88
	FHLMC	5.875%, 03/21/11	Aa2	20,248,000	20,910,174	1.22
	FHLMC	6.250%, 03/05/12	Aa2	25,000,000	25,092,460	1.47
	FHLMC	7.000%, 03/15/10	Aaa	17,100,000	18,231,693	1.06
	Federal National Mortgage Association
	(FNMA) 3.375–6.625%, 05/15/07–08/06/38		Aaa	39,725,000	40,214,489	2.35
	FNMA	3.660%, 02/25/09	Aaa	10,000,000	9,699,956	0.57
	FNMA	5.250%, 08/01/12	Aaa	10,000,000	10,070,107	0.59
	FNMA	4.125%, 06/16/08	Aaa	9,000,000	8,863,733	0.52
	FNMA	5.000%, 09/15/08	Aaa	10,000,000	10,011,807	0.58
h	FNMA	5.000%, 10/25/36	NR	13,000,000	12,492,194	0.73
	FNMA	7.125%, 06/15/10	Aaa	38,750,000	41,640,421	2.43
	Other				29,214,746	1.71

					339,494,188	19.83

	FOREIGN GOVERNMENT BONDS				49,858,129	2.91

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 217

Bond Fund |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold
	(FGLMC) 4.500–8.000%, 01/01/16–05/01/36		$69,135,998	$68,361,878	3.99%
	FGLMC	4.500%, 04/01/35	8,092,747	7,580,501	0.44
	FGLMC	5.000%, 01/01/34	10,221,214	9,863,482	0.58
	FGLMC	5.500%, 12/01/33	12,172,712	12,046,724	0.70
	FGLMC	4.500%, 05/01/19	8,048,402	7,765,059	0.45
	FGLMC	4.500%, 06/01/21	14,851,281	14,312,135	0.84
	Federal National Mortgage Association
	(FNMA) 4.500%, 06/01/13–04/01/36		152,742,582	150,145,740	8.77
	FNMA	5.000%, 11/01/33	8,407,048	8,106,816	0.47
h	FNMA	5.500%, 10/25/36	32,000,000	31,520,000	1.84
h	FNMA	6.000%, 10/25/36	40,000,000	40,175,000	2.35
	FNMA	4.810%, 03/01/16	13,322,847	13,111,990	0.76
	FNMA	5.000%, 03/01/25	8,788,151	8,531,230	0.50
	FNMA	5.000%, 05/01/36	8,673,402	8,297,736	0.48
	FNMA	5.000%, 10/01/25	18,998,001	18,442,595	1.08
	FNMA	5.500%, 09/01/34	13,333,663	13,161,620	0.77
	FNMA	6.000%, 02/01/34	8,867,023	8,927,399	0.52
	FNMA	6.000%, 03/01/36	10,105,481	10,152,087	0.59
d	FNMA	6.000%, 06/01/36	10,055,430	10,101,806	0.59
	FNMA	5.000%, 02/25/35	16,813,858	16,540,852	0.97
	FNMA	5.500%, 11/01/35	9,481,645	9,345,954	0.55
	FNMA	6.000%, 03/01/36	8,894,986	8,897,210	0.52
	Government National Mortgage Association
	(GNMA)	5.000%, 03/20/35	12,871,371	12,451,791	0.73
	GNMA	5.500%, 05/20/35	12,959,209	12,833,570	0.75
	Other			31,327,224	1.83

				532,000,399	31.07

	MUNICIPAL BONDS			981,910	0.06

	U.S. TREASURY SECURITIES
	United States Treasury Bond	4.500%, 02/15/36	18,470,000	17,708,112	1.03
	United States Treasury Note	4.875%, 07/31/11	11,920,000	12,060,657	0.70
	United States Treasury Note	5.000%, 07/31/08	23,315,000	23,424,115	1.37
	United States Treasury Note	5.125%, 06/30/08	8,000,000	8,051,200	0.47
	United States Treasury Note	8.000%, 11/15/21	89,516,000	119,791,205	7.00
	Other			25,465,483	1.49

				206,500,772	12.06

	TOTAL GOVERNMENT BONDS		(Cost $1,136,016,406)	1,128,835,398	65.93

	TOTAL BONDS		(Cost $1,678,300,097)	1,670,981,894	97.59

	PREFERRED STOCKS
	DEPOSITORY INSTITUTIONS			1,122,880	0.07

	TOTAL PREFERRED STOCKS		(Cost $1,100,000)	1,122,880	0.07

218 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	COMMERCIAL PAPER			$37,364,229	2.18%

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$19,410,000	19,410,000	1.14
	FHLB	5.115%, 10/11/06	15,450,000	15,430,456	0.90
	Federal Home Loan Mortgage Corp (FHLMC)	5.130%, 10/17/06	16,306,000	16,271,627	0.95
d	FHLMC	5.150%, 10/03/06	22,650,000	22,646,806	1.32

				73,758,889	4.31

	TOTAL SHORT-TERM INVESTMENTS		(Cost $111,107,027)	111,123,118	6.49

	TOTAL PORTFOLIO		(Cost $1,790,507,124)	1,783,227,892	104.15
	OTHER ASSETS & LIABILITIES, NET			(71,078,639)	(4.15)

	NET ASSETS			$1,712,149,253	100.00%

†	As provided by Moody’s Investors Service (unaudited).

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

h	These securities were purchased on a delayed delivery basis.

i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

v	Security valued at fair value.

ABBREVIATION:

NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 219

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS

	CORPORATE BONDS

	AMUSEMENT AND RECREATION SERVICES				$49,496	0.08%

	ASSET BACKED
i	CIT Group Home Equity Loan Trust
	Series 2002-2 (Class MF2)	6.390%, 12/25/30	A3	$460,892	461,110	0.74
	Household Automotive Trust
	Series 2006-2 (Class A3)	5.610%, 08/17/11	Aaa	500,000	505,496	0.81
g	Marriott Vacation Club Owner Trust
	Series 2006-1A (Class A)	5.737%, 04/20/28	Aaa	422,463	428,295	0.69
g,v	New York City Tax Lien
	Series 2006-AA (Class A)	5.930%, 07/01/36	Aaa	500,000	499,947	0.80
i,v	Renaissance Home Equity Loan Trust
	Series 2006-3 (Class AF3)	5.586%, 11/25/36	Aaa	500,000	501,719	0.80
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	1,000,000	1,007,012	1.61
i	Saxon Asset Securities Trust
	Series 2002-2 (Class AF6)	5.620%, 11/25/30	Aaa	500,000	498,154	0.80
g,v	Sierra Receivables Funding Co
	Series 2006-1A (Class A1)	5.840%, 05/20/18	Aaa	425,498	430,937	0.69
	Other				180,531	0.29

					4,513,201	7.23

	BUILDING MATERIALS AND GARDEN SUPPLIES				176,375	0.28

	CHEMICALS AND ALLIED PRODUCTS				272,675	0.44

	COMMUNICATIONS
	Verizon New Jersey, Inc	5.875%, 01/17/12	A3	200,000	201,728	0.32
	Other				1,018,812	1.63

					1,220,540	1.95

	DEPOSITORY INSTITUTIONS
	Citigroup, Inc	5.125%, 05/05/14	Aa1	250,000	246,950	0.39
	Wells Fargo & Co	5.300%, 08/26/11	Aa1	1,000,000	1,005,739	1.61
	Other				1,460,594	2.34

					2,713,283	4.34

	ELECTRIC, GAS, AND SANITARY SERVICES
	Northern States Power Co	6.250%, 06/01/36	A2	200,000	212,298	0.34
	Other				1,117,449	1.79

					1,329,747	2.13

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				125,640	0.20

	FABRICATED METAL PRODUCTS				48,122	0.08

	FOOD AND KINDRED PRODUCTS				277,338	0.44

	FOOD STORES				100,990	0.16

	GENERAL BUILDING CONTRACTORS				169,552	0.27

	GENERAL MERCHANDISE STORES				224,130	0.36

220 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES				$174,486	0.28%

	INSTRUMENTS AND RELATED PRODUCTS				70,615	0.11

	INSURANCE CARRIERS				469,675	0.75

	METAL MINING				47,431	0.08

	MISCELLANEOUS RETAIL				51,123	0.08

	MOTION PICTURES				378,274	0.61

	NONDEPOSITORY INSTITUTIONS
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	$500,000	519,360	0.83
	HSBC Finance Corp	5.700%, 06/01/11	Aa3	500,000	508,855	0.82
	SLM Corp	4.000%, 01/15/10	A2	250,000	240,912	0.39
	Other				1,170,327	1.87

					2,439,454	3.91

	OIL AND GAS EXTRACTION				546,426	0.87

	OTHER MORTGAGE BACKED SECURITIES
i	Bear Stearns Commercial Mortgage Securities
	Series 2006-T22 (Class A4)	5.634%, 04/12/38	Aaa	1,150,000	1,169,950	1.87
	Citicorp Mortgage Securities, Inc
	Series 2005-4 (Class 1A7)	5.500%, 07/25/35	Aa1	300,000	290,763	0.47
	Countrywide Alternative Loan Trust
	Series 2005-42CB (Class A12)	5.500%, 10/25/35	Aa1	400,000	384,757	0.62
	Residential Accredit Loans, Inc
	Series 2005-QS6 (Class A7)	5.750%, 05/25/35	Aa1	250,000	245,754	0.39
	Residential Accredit Loans, Inc
	Series 2005-QS7 (Class A6)	5.500%, 06/25/35	Aa1	250,000	242,485	0.39
	Other				1,238,989	1.98

					3,572,698	5.72

	PETROLEUM AND COAL PRODUCTS				105,151	0.17

	PIPELINES, EXCEPT NATURAL GAS				269,399	0.43

	PRIMARY METAL INDUSTRIES				96,972	0.16

	RAILROAD TRANSPORTATION				179,942	0.29

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				24,964	0.04

	SECURITY AND COMMODITY BROKERS				879,339	1.41

	STONE, CLAY, AND GLASS PRODUCTS				24,614	0.04

	TRANSPORTATION BY AIR				50,222	0.08

	TRANSPORTATION EQUIPMENT				342,530	0.55

	TOTAL CORPORATE BONDS		(Cost $20,659,662)		20,944,404	33.54

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 221

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	5.375%, 07/18/11	Aaa	$500,000	$510,289	0.82%
	Federal Home Loan Bank (FHLB)	5.375%, 08/19/11	Aaa	2,000,000	2,039,553	3.27
	Federal Home Loan Mortgage Corp (FHLMC)	5.125%, 10/24/07	Aaa	5,000,000	4,997,518	8.00
	FHLMC	5.250%, 07/18/11	Aaa	250,000	253,568	0.41
	FHLMC	5.750%, 06/27/16	Aa2	200,000	208,318	0.33
	Federal National Mortgage Association (FNMA)	7.125%, 06/15/10	Aaa	1,000,000	1,074,591	1.72
d	FNMA	5.250%, 09/15/16	Aaa	1,150,000	1,172,387	1.88
g	Private Export Funding Corp	7.170%, 05/15/07	Aaa	250,000	252,814	0.40
	Private Export Funding Corp	4.550%, 05/15/15	Aaa	250,000	240,919	0.38

					10,749,957	17.21

	FOREIGN GOVERNMENT BONDS
	Province of Quebec Canada	5.750%, 02/15/09	Aa3	1,500,000	1,524,857	2.44
	Other				1,088,050	1.74

					2,612,907	4.18

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp (FHLMC)	4.000%, 09/15/19		1,500,000	1,366,206	2.19
	FHLMC	4.500%, 09/01/20		901,347	868,626	1.39
	FHLMC	5.000%, 10/01/20		878,550	863,343	1.38
d	FHLMC	5.500%, 10/01/20		1,883,140	1,882,796	3.02
	FHLMC	6.500%, 05/01/36		199,304	203,027	0.33
	Federal National Mortgage Association (FNMA)	5.000%, 07/01/33		582,847	562,033	0.90
	FNMA	5.500%, 07/01/33		3,688,948	3,644,604	5.84
	FNMA	5.000%, 10/01/35		3,741,629	3,597,641	5.76
	FNMA	7.000%, 01/01/36		280,057	286,288	0.46
	FNMA	6.500%, 04/01/36		250,612	255,214	0.41
	FNMA	6.000%, 04/01/36		3,392,619	3,408,267	5.46
	FNMA	6.500%, 04/01/36		935,024	952,194	1.52
	Government National Mortgage Association
	(GNMA)	5.000%, 02/15/33		330,855	322,075	0.51

					18,212,314	29.17

	U.S. TREASURY SECURITIES
	United States Treasury Bond	8.000%, 11/15/21		800,000	1,070,568	1.71
	United States Treasury Bond	4.500%, 02/15/36		900,000	862,875	1.38
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/07		642,153	636,721	1.02
	United States Treasury Note	4.875%, 07/31/11		3,140,000	3,177,052	5.09
	United States Treasury Note	4.625%, 08/31/11		995,000	996,264	1.60
	United States Treasury Note	4.875%, 08/15/16		806,000	821,362	1.32
	Other				100,307	0.16

					7,665,149	12.28

	TOTAL GOVERNMENT BONDS		(Cost $38,795,055)		39,240,327	62.84

	TOTAL BONDS		(Cost $59,454,717)		60,184,731	96.38

	PREFERRED STOCKS
	DEPOSITORY INSTITUTIONS				102,080	0.16

	TOTAL PREFERRED STOCKS		(Cost $100,000)		102,080	0.16

222 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006	concluded

ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$1,430,000	$1,430,000	2.29%

TOTAL SHORT-TERM INVESTMENTS		(Cost $1,429,811)	1,430,000	2.29

TOTAL PORTFOLIO		(Cost $60,984,528)	61,716,811	98.83
OTHER ASSETS & LIABILITIES, NET			730,342	1.17

NET ASSETS			$62,447,153	100.00%

†	As provided by Moody’s Investors Service (unaudited).

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $1,611,993 or 2.58% of net assets.

i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 223

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	CORPORATE BONDS

	ASSET BACKED
	AmeriCredit Automobile Receivables Trust
	Series 2006-AF (Class A4)	5.640%, 09/06/13	Aaa	$1,000,000	$1,016,063	1.62%
	Centex Home Equity
	Series 2002-A (Class AF6)	5.540%, 01/25/32	Aaa	338,680	337,500	0.54
i	CIT Group Home Equity Loan Trust
	Series 2002-2 (Class MF2)	6.390%, 12/25/30	A3	460,892	461,110	0.73
i	Citicorp Mortgage Securities, Inc
	Series 2006-1 (Class A3)	5.706%, 07/25/36	Aaa	3,000,000	3,013,800	4.81
	Household Automotive Trust
	Series 2006-2 (Class A3)	5.610%, 08/17/11	Aaa	500,000	505,495	0.81
g	Marriott Vacation Club Owner Trust
	Series 2006-1A (Class A)	5.737%, 04/20/28	Aaa	844,927	856,589	1.37
g,v	New York City Tax Lien
	Series 2006-AA (Class A)	5.930%, 07/01/36	Aaa	500,000	499,947	0.80
i,v	Renaissance Home Equity Loan Trust
	Series 2006-3 (Class AF3)	5.586%, 11/25/36	Aaa	500,000	501,719	0.80
	Residential Asset Securitization Trust
	Series 2006-A6 (Class 2A6)	6.000%, 07/25/36	Aaa	969,309	974,570	1.55
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	1,000,000	1,007,012	1.61
	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI3 (Class A2)	5.950%, 02/25/36	Aaa	1,000,000	1,006,377	1.60
g,v	Sierra Receivables Funding Co
	Series 2006-1A (Class A1)	5.840%, 05/20/18	Aaa	425,498	430,937	0.69
	Other				180,531	0.29

					10,791,650	17.22

	CHEMICALS AND ALLIED PRODUCTS
	Eli Lilly & Co	2.900%, 03/15/08	Aa3	250,000	241,866	0.39
	Other				150,387	0.24

					392,253	0.63

	COMMUNICATIONS				311,881	0.50

	DEPOSITORY INSTITUTIONS
	Bank One NA	3.700%, 01/15/08	Aa2	250,000	245,369	0.39
	Citigroup, Inc	5.100%, 09/29/11	Aa1	600,000	598,561	0.96
	M&I Marshall & Ilsley Bank	4.400%, 03/15/10	Aa3	250,000	243,935	0.39
	Washington Mutual, Inc	5.500%, 08/24/11	A3	250,000	251,209	0.40
	Wells Fargo & Co	5.300%, 08/26/11	Aa1	1,150,000	1,156,600	1.85
	Other				717,014	1.14

					3,212,688	5.13

	EATING AND DRINKING PLACES				125,809	0.20

	ELECTRIC, GAS, AND SANITARY SERVICES
	Duke Energy Corp	3.750%, 03/05/08	A2	475,000	464,926	0.74
	Ohio Power Co	5.300%, 11/01/10	A3	250,000	249,365	0.40
	Other				519,068	0.83

					1,233,359	1.97

224 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				$125,601	0.20%

	FABRICATED METAL PRODUCTS				122,544	0.19

	FOOD AND KINDRED PRODUCTS				367,432	0.59

	FOOD STORES				250,148	0.40

	GENERAL MERCHANDISE STORES
	May Department Stores Co	3.950%, 07/15/07	Baa1	$250,000	246,651	0.39
	Other				367,047	0.59

					613,698	0.98

	HOLDING AND OTHER INVESTMENT OFFICES				125,712	0.20

	INDUSTRIAL MACHINERY AND EQUIPMENT				48,861	0.08

	INSURANCE CARRIERS
	UnitedHealth Group, Inc	5.250%, 03/15/11	A2	350,000	348,961	0.55
	Other				123,403	0.20

					472,364	0.75

	MOTION PICTURES				101,854	0.16

	NONDEPOSITORY INSTITUTIONS
g	American Honda Finance Corp	5.125%, 12/15/10	A1	250,000	249,399	0.40
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	500,000	519,360	0.83
	HSBC Finance Corp	5.250%, 01/14/11	Aa3	250,000	249,932	0.40
	HSBC Finance Corp	5.700%, 06/01/11	Aa3	500,000	508,855	0.81
	Other				1,271,353	2.03

					2,798,899	4.47

	OIL AND GAS EXTRACTION				220,759	0.35

	OTHER MORTGAGE BACKED SECURITIES
	Banc of America Mortgage Securities
	Series 2006-1 (Class A8)	6.000%, 05/01/36	Aaa	261,534	262,544	0.42
i	Saxon Asset Securities Trust
	Series 2002-2 (Class AF6)	5.620%, 11/25/30	Aaa	500,000	498,154	0.79
	Other				198,168	0.32

					958,866	1.53

	PIPELINES, EXCEPT NATURAL GAS
	Enterprise Products Operating Lp	4.000%, 10/15/07	Baa3	250,000	246,382	0.39
	Other				368,521	0.59

					614,903	0.98

	SECURITY AND COMMODITY BROKERS
	Merrill Lynch & Co, Inc	4.125%, 09/10/09	Aa3	250,000	242,965	0.39
	Other				329,440	0.52

					572,405	0.91

	TRANSPORTATION BY AIR				100,445	0.16

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 225

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	TRANSPORTATION EQUIPMENT
	General Dynamics Corp	3.000%, 05/15/08	A2	$250,000	$241,353	0.38%
	Other				99,720	0.16

					341,073	0.54

	TOTAL CORPORATE BONDS		(Cost $23,747,525)		23,903,204	38.14

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	5.375%, 07/18/11	Aaa	1,000,000	1,020,578	1.63
	Federal Home Loan Bank (FHLB)	5.375%, 08/19/11	Aaa	1,000,000	1,019,776	1.63
d	Federal Home Loan Mortgage Corp (FHLMC)	5.125%, 10/24/07	Aaa	5,000,000	4,997,518	7.97
	FHLMC	5.250%, 07/18/11	Aaa	900,000	912,845	1.46
	Federal National Mortgage Association (FNMA)	7.125%, 06/15/10	Aaa	3,000,000	3,223,774	5.14
	FNMA	5.800%, 06/07/11	Aaa	250,000	250,683	0.40
	FNMA	6.000%, 05/15/11	Aaa	2,000,000	2,089,168	3.33
	Private Export Funding Corp	7.200%, 01/15/10	Aaa	1,000,000	1,066,116	1.70
	Other				405,332	0.65

					14,985,790	23.91

	FOREIGN GOVERNMENT BONDS
	International Finance Corp	5.125%, 05/02/11	Aaa	500,000	505,674	0.81
	Kreditanstalt fuer Wiederaufbau	5.250%, 05/19/09	Aaa	300,000	302,859	0.48
	Other				101,401	0.16

					909,934	1.45

	MUNICIPAL BONDS
	Grand Prairie Sports Facilities	7.130%, 09/15/18	Aaa	500,000	508,465	0.81

					508,465	0.81

	U.S. TREASURY SECURITIES
	United States Treasury Note	4.625%, 08/31/11		302,000	302,384	0.48
	United States Treasury Note	4.500%, 09/30/11		1,000,000	996,172	1.59
	United States Treasury Note	4.625%, 03/31/08		13,000,000	12,969,580	20.69
	United States Treasury Note	4.875%, 07/31/11		3,530,000	3,571,654	5.70
	United States Treasury Note	4.875%, 08/15/09		1,000,000	1,006,800	1.61
	United States Treasury Note	5.000%, 07/31/08		275,000	276,287	0.44
	United States Treasury Note	5.125%, 06/30/08		1,000,000	1,006,400	1.61
	Other				125,181	0.20

					20,254,458	32.32

	TOTAL GOVERNMENT BONDS		(Cost $36,481,278)		36,658,647	58.49

	TOTAL BONDS		(Cost $60,228,803)		60,561,851	96.63

226 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006	concluded

ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$2,090,000	$2,090,000	3.34%

TOTAL SHORT-TERM INVESTMENTS		(Cost $2,089,724)	2,090,000	3.34

TOTAL PORTFOLIO		(Cost $62,318,527)	62,651,851	99.97
OTHER ASSETS & LIABILITIES, NET			19,308	0.03

NET ASSETS			$62,671,159	100.00%

†	As provide by Moody’s Investors Service (unaudited)

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $2,036,872 or 3.25% of net assets.

i	Floating rate or variable rate securities reflect the rate at September 30, 2006.

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 227

High-Yield Fund II |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	CORPORATE BONDS

	AGRICULTURAL PRODUCTION-CROPS				$137,828	0.22%

	AGRICULTURAL PRODUCTION-LIVESTOCK				136,500	0.22

	AGRICULTURAL SERVICES				258,125	0.41

	AMUSEMENT AND RECREATION SERVICES
g	Pokagon Gaming Authority	10.375%, 06/15/14	B3	$383,000	408,374	0.65
	Speedway Motorsports, Inc	6.750%, 06/01/13	Ba2	500,000	495,000	0.79
	Other				244,063	0.38

					1,147,437	1.82

	APPAREL AND OTHER TEXTILE PRODUCTS
	Broder Brothers	11.250%, 10/15/10	B2	700,000	682,500	1.08

					682,500	1.08

	AUTO REPAIR, SERVICES AND PARKING
g	Hertz Corp	10.500%, 01/01/16	B2	445,000	489,500	0.78
	Keystone Automotive Operations, Inc	9.750%, 11/01/13	Caa1	775,000	728,500	1.16
	Other				348,025	0.55

					1,566,025	2.49

	AUTOMOTIVE DEALERS AND SERVICE STATIONS				744,376	1.18

	BUSINESS SERVICES
	Advanstar Communications, Inc	10.750%, 08/15/10	B1	500,000	538,750	0.86
	Iron Mountain, Inc	8.625%, 04/01/13	B3	500,000	511,250	0.81
	Other				1,261,365	2.01

					2,311,365	3.68

	CHEMICALS AND ALLIED PRODUCTS
	BCP Crystal US Holdings Corp	9.625%, 06/15/14	B3	500,000	542,500	0.86
g	Reichhold Industries, Inc	9.000%, 08/15/14	B2	420,000	413,700	0.66
	Other				2,140,175	3.40

					3,096,375	4.92

	COAL MINING
	Arch Western Finance LLC	6.750%, 07/01/13	B1	500,000	480,000	0.76
	Other				251,250	0.40

					731,250	1.16

	COMMUNICATIONS
	Allbritton Communications Co	7.750%, 12/15/12	B1	750,000	755,625	1.20
	American Cellular Corp	10.000%, 08/01/11	B3	500,000	523,750	0.83
	Citizens Communications Co	9.000%, 08/15/31	Ba2	550,000	589,875	0.94
	Echostar DBS Corp	6.375%, 10/01/11	Ba3	550,000	535,562	0.85
g	Intelsat Bermuda Ltd	11.250%, 06/15/16	Caa1	1,090,000	1,158,125	1.84
	Qwest Communications International, Inc	7.250%, 02/15/11	B2	850,000	850,000	1.35
	Qwest Corp	8.875%, 03/15/12	Ba2	400,000	436,500	0.70
	Other				3,894,474	6.19

					8,743,911	13.90

228 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	AES Corp	9.375%, 09/15/10	B1	$500,000	$540,000	0.86%
	Allied Waste North America, Inc	6.375%, 04/15/11	B2	500,000	487,500	0.77
g	El Paso Performance-Linked Trust	7.750%, 07/15/11	B2	560,000	575,400	0.91
	Midwest Generation LLC	8.300%, 07/02/09	Ba2	495,877	505,795	0.80
	Mirant North America LLC	7.375%, 12/31/13	B2	500,000	500,625	0.80
	NRG Energy, Inc	7.375%, 02/01/16	B1	500,000	496,875	0.79
	Sierra Pacific Resources	8.625%, 03/15/14	B1	500,000	539,858	0.86
	Other				2,747,885	4.37

					6,393,938	10.16

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				487,475	0.77

	FABRICATED METAL PRODUCTS				505,000	0.80

	FOOD AND KINDRED PRODUCTS				474,849	0.75

	FOOD STORES
	Stater Brothers Holdings	8.125%, 06/15/12	B1	875,000	879,375	1.40
	Other				268,322	0.42

					1,147,697	1.82

	FURNITURE AND HOME FURNISHINGS STORES
	GSC Holdings Corp	8.000%, 10/01/12	B1	600,000	618,000	0.98

					618,000	0.98

	GENERAL BUILDING CONTRACTORS				495,000	0.79

	HEALTH SERVICES				1,237,562	1.97

	HOLDING AND OTHER INVESTMENT OFFICES
	Sungard Data Systems, Inc	9.125%, 08/15/13	Caa1	500,000	517,500	0.82
	Sungard Data Systems, Inc	10.250%, 08/15/15	Caa1	550,000	566,500	0.90

					1,084,000	1.72

	HOTELS AND OTHER LODGING PLACES
	MGM Mirage	6.750%, 09/01/12	Ba2	500,000	493,125	0.78
	Other				553,500	0.88

					1,046,625	1.66

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Scientific Games Corp	6.250%, 12/15/12	Ba3	475,000	457,188	0.73
	Other				265,000	0.42

					722,188	1.15

	INSTRUMENTS AND RELATED PRODUCTS				569,375	0.91

	JUSTICE, PUBLIC ORDER AND SAFETY				545,000	0.87

	LEGAL SERVICES
g	FTI Consulting, Inc	7.750%, 10/01/16	Ba2	437,000	441,370	0.70

					441,370	0.70

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 229

High-Yield Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
g	Stripes Acquisition LLC	10.625%, 12/15/13	B2	$525,000	$559,125	0.89%
	Other				983,125	1.56

					1,542,250	2.45

	NONDEPOSITORY INSTITUTIONS
	General Motors Acceptance Corp	6.125%, 08/28/07	Ba1	500,000	499,287	0.80
	Other				1,833,038	2.91

					2,332,325	3.71

	OIL AND GAS EXTRACTION
	Chesapeake Energy Corp	7.750%, 01/15/15	Ba2	500,000	510,000	0.81
	Chesapeake Energy Corp	6.875%, 11/15/20	Ba2	500,000	472,500	0.75
	Other				1,363,871	2.17

					2,346,371	3.73

	PAPER AND ALLIED PRODUCTS
	Cenveo Corp	7.875%, 12/01/13	B3	780,000	739,050	1.18
	Graphic Packaging International Corp	8.500%, 08/15/11	B2	500,000	511,250	0.81
	Greif, Inc	8.875%, 08/01/12	Ba3	500,000	522,500	0.83
	Other				1,786,970	2.84

					3,559,770	5.66

	PERSONAL SERVICES				255,000	0.41

	PETROLEUM AND COAL PRODUCTS
	Equistar Chemicals Lp	8.750%, 02/15/09	B1	500,000	517,500	0.82
	Lyondell Chemical Co	8.000%, 09/15/14	B1	420,000	425,250	0.68
	Other				134,925	0.21

					1,077,675	1.71

	PRIMARY METAL INDUSTRIES
g	Novelis, Inc	8.250%, 02/15/15	B3	700,000	665,000	1.06

					665,000	1.06

	PRINTING AND PUBLISHING
g	Quebecor World Capital Corp	8.750%, 03/15/16	B1	625,000	601,562	0.96
	RH Donnelley Corp	8.875%, 01/15/16	B3	760,000	761,900	1.21
	Other				1,115,800	1.77

					2,479,262	3.94

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				224,575	0.36

	SECURITY AND COMMODITY BROKERS				204,500	0.33

	SOCIAL SERVICES
g	Knowledge Learning Corp, Inc	7.750%, 02/01/15	B2	500,000	467,500	0.74

					467,500	0.74

	STONE, CLAY, AND GLASS PRODUCTS
	Owens Brockway Glass Container, Inc	8.750%, 11/15/12	Ba2	500,000	527,500	0.84

					527,500	0.84

230 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Fund II |	Summary portfolio of investments September 30, 2006	concluded

ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

TRANSPORTATION EQUIPMENT
General Motors Corp	8.375%, 07/15/33	Caa1	$500,000	$432,500	0.69%
Sequa Corp	9.000%, 08/01/09	B2	375,000	397,969	0.63
Other				937,925	1.49

				1,768,394	2.81

TRANSPORTATION SERVICES				241,250	0.38

WATER TRANSPORTATION				376,875	0.60

WHOLESALE TRADE-DURABLE GOODS
IKON Office Solutions, Inc	7.750%, 09/15/15	Ba3	400,000	411,000	0.65
Ryerson, Inc	8.250%, 12/15/11	B3	600,000	594,000	0.95
Other				736,087	1.17

				1,741,087	2.77

TOTAL CORPORATE BONDS		(Cost $55,270,664)		55,133,105	87.63

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06		6,960,000	6,960,000	11.06

TOTAL SHORT-TERM INVESTMENTS		(Cost $6,959,082)		6,960,000	11.06

TOTAL PORTFOLIO		(Cost $62,229,746)		62,093,105	98.69
OTHER ASSETS & LIABILITIES, NET				823,853	1.31

NET ASSETS				$62,916,958	100.00%

†	As provide by Moody’s Investors Service (unaudited)

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $5,779,656 or 9.19% of net assets.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 231

Tax-Exempt Bond Fund II |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	LONG-TERM MUNICIPAL BONDS

	ALASKA
	Alaska Railroad Corp	5.250%, 08/01/16	Aaa	$1,460,000	$1,625,812	2.92%
	Northern TOB Securitization Corp	4.625%, 06/01/23	Baa3	1,000,000	991,240	1.78

					2,617,052	4.70

	ARIZONA
	University of Arizona	5.000%, 06/01/13	Aaa	1,820,000	1,957,301	3.51

					1,957,301	3.51

	CALIFORNIA
*	California Statewide Communities
	Development Authority Mandatory
	Put 10/01/16	4.250%, 11/01/33	Aaa	345,000	355,554	0.64
	State of California	5.250%, 11/01/18	A1	1,225,000	1,331,085	2.39
	State of California	5.000%, 09/01/16	A1	500,000	546,115	0.98

					2,232,754	4.01

	DISTRICT OF COLUMBIA
	District of Columbia, COP	5.250%, 01/01/14	Aaa	1,000,000	1,090,320	1.96

					1,090,320	1.96

	FLORIDA
	Charlotte County Florida Utility Revenue	5.000%, 10/01/14	Aaa	1,150,000	1,253,443	2.25
	Florida State Board of Education
	Lottery Revenue	5.000%, 07/01/14	Aaa	2,000,000	2,174,920	3.90
	Hillsborough County School Board, COP	5.500%, 07/01/13	Aaa	2,000,000	2,205,420	3.96
a	Orange County Health Facilities
	Authority, ETM	6.250%, 10/01/10	Aaa	1,440,000	1,584,072	2.84
a	Orange County Health Facilities
	Authority Revenue, ETM	5.700%, 10/01/12	Aaa#	100,000	110,432	0.20
	Polk County Transportation Revenue,
	Tender 12/01/10	5.000%, 12/01/25	Aaa	1,025,000	1,075,471	1.93

					8,403,758	15.08

	GEORGIA
	Georgia State GO	5.000%, 07/01/13	Aaa	1,350,000	1,463,846	2.63

					1,463,846	2.63

	INDIANA
	Hammond Multi-School Building Corp,
	First Mortgage	5.000%, 07/15/17	Aaa	1,620,000	1,778,517	3.19
	Indiana State Finance Authority Revenue	5.000%, 02/01/15	Aaa	900,000	980,433	1.76

					2,758,950	4.95

	LOUISIANA
	Louisiana State GO	5.000%, 07/15/15	Aaa	1,000,000	1,081,840	1.94

					1,081,840	1.94

	MARYLAND
	Maryland State GO	5.250%, 03/01/15	Aaa	2,000,000	2,231,380	4.00

					2,231,380	4.00

232 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Tax-Exempt Bond Fund II |	Portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	MICHIGAN
	Detroit Water Supply System	5.000%, 07/01/14	Aaa	$1,000,000	$1,086,760	1.95%
	Michigan State Trunk Line	5.500%, 11/01/16	Aa3	2,000,000	2,276,960	4.09
	Michigan State Transportation Revenue	5.250%, 05/15/18	Aaa	1,000,000	1,123,090	2.01

					4,486,810	8.05

	MISSOURI
a	Missouri State Health & Educational Facilities Authority, BJC Health Project, ETM	6.750%, 05/15/13	Aaa#	1,750,000	2,063,898	3.70

					2,063,898	3.70

	NEW JERSEY
	New Jersey Transportation Trust Fund Authority	5.250%, 12/15/19	A1	1,000,000	1,118,420	2.01

					1,118,420	2.01

	NEW YORK
	New York State Environmental Facilities Corp	5.250%, 06/15/15	Aaa	1,500,000	1,673,835	3.00

					1,673,835	3.00

	OHIO
	Medina County Library District GO	5.250%, 12/01/19	Aaa	2,015,000	2,188,612	3.93
	Ohio State GO	5.000%, 06/15/14	Aa1	1,675,000	1,821,948	3.27

					4,010,560	7.20

	OREGON
	Oregon State Department of Administrative
	Services, COP	5.250%, 05/01/17	Aaa	1,850,000	1,992,247	3.58

					1,992,247	3.58

	PENNSYLVANIA
	Pittsburgh City GO	5.000%, 09/01/13	Aaa	915,000	982,856	1.77
	Delaware Valley Regional Finance Authority	5.500%, 07/01/12	Aa3	2,000,000	2,179,160	3.91

					3,162,016	5.68

	PUERTO RICO
	Puerto Rico Commonwealth	5.500%, 07/01/15	Baa3	2,015,000	2,226,595	4.00

					2,226,595	4.00

	TENNESSEE
	Tennessee Energy Acquisition Corp	5.000%, 09/01/16	Aa3	2,500,000	2,700,650	4.85

					2,700,650	4.85

	TEXAS
	Alliance Airport Authority, Federal Express Project, AMT	4.850%, 04/01/21	Baa2	2,000,000	2,027,340	3.64
h	Northwest Independent School District	5.000%, 02/15/16	Aaa	500,000	542,370	0.97
a	San Felipe-Del Rio Consolidated Independent School District	5.500%, 08/15/19	Aaa	1,000,000	1,069,040	1.92

					3,638,750	6.53

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 233

Tax-Exempt Bond Fund II |	Portfolio of investments September 30, 2006	concluded

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	VIRGINIA
	Fairfax County Economic Development Authority	5.000%, 05/15/16	Aa1	$1,680,000	$1,839,600	3.30%

					1,839,600	3.30

	WASHINGTON
	Washington State GO	5.000%, 07/01/18	Aaa	2,000,000	2,156,920	3.87

					2,156,920	3.87

	TOTAL LONG-TERM MUNICIPAL BONDS		(Cost $53,819,709)		54,907,502	98.55

	SHORT-TERM MUNICIPAL BONDS
	NEW YORK
*	New York City Municipal Water Finance Authority	3.760%, 06/15/35	Aa2/VMIG1	580,000	580,000	1.04
*	New York City Transitional Finance Authority	3.760%, 08/01/31	Aa1/VMIG1	940,000	940,000	1.69

					1,520,000	2.73

	TEXAS
*	Gulf Coast Waste Disposal Authority Revenue	3.750%, 10/01/24	Aaa/VIMG1	170,000	170,000	0.30

					170,000	0.30

	TOTAL SHORT-TERM MUNICIPAL BONDS		(Cost $1,690,000)		1,690,000	3.03

	TOTAL PORTFOLIO		(Cost $55,509,709)		56,597,502	101.58
	OTHER ASSETS AND LIABILITIES, NET				(881,382)	(1.58)

	NET ASSETS				$55,716,120	100.00%

†	As provided by Moody’s Investors Service (unaudited)

*	Variable Rate Demand Note (VRDN)

a	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

h	These securities were purchased on a delayed delivery basis.

ABBREVIATION:
AMT – Alternative Minimum Tax
COP – Certificate of Participation
ETM – Escrowed to Maturity
GO – General Obligation

For ease of presentation, we have grouped a number of industry classification categories together in the Portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

234 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Inflation-Linked Bond Fund |	Portfolio of investments September 30, 2006

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	GOVERNMENT BONDS

	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bonds	3.625%, 01/15/08	$22,299,631	$22,486,056	5.25%
k	United States Treasury Inflation Indexed Bonds	3.875%, 01/15/09	20,143,279	20,725,622	4.84
k	United States Treasury Inflation Indexed Bonds	4.250%, 01/15/10	13,866,064	14,671,960	3.43
k	United States Treasury Inflation Indexed Bonds	0.875%, 04/15/10	33,994,756	32,231,448	7.53
k	United States Treasury Inflation Indexed Bonds	3.500%, 01/15/11	14,017,771	14,690,204	3.43
k	United States Treasury Inflation Indexed Bonds	2.375%, 04/15/11	12,916,978	12,939,325	3.02
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/12	9,247,813	9,739,150	2.27
k	United States Treasury Inflation Indexed Bonds	3.000%, 07/15/12	26,493,141	27,502,795	6.42
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/13	25,553,562	24,902,713	5.82
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/14	25,724,874	25,246,134	5.90
k	United States Treasury Inflation Indexed Bonds	2.000%, 07/15/14	23,549,030	23,089,118	5.39
k	United States Treasury Inflation Indexed Bonds	1.625%, 01/15/15	23,337,653	22,210,912	5.19
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/15	20,477,752	19,839,665	4.63
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/16	20,504,095	20,047,469	4.68
k	United States Treasury Inflation Indexed Bonds	2.500%, 07/15/16	10,277,194	10,488,391	2.45
k	United States Treasury Inflation Indexed Bonds	2.375%, 01/15/25	31,499,459	32,060,465	7.49
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/26	20,324,684	19,530,803	4.56
k	United States Treasury Inflation Indexed Bonds	3.625%, 04/15/28	21,255,067	26,399,431	6.16
k	United States Treasury Inflation Indexed Bonds	3.875%, 04/15/29	24,383,933	31,573,536	7.37
k	United States Treasury Inflation Indexed Bonds	3.375%, 04/15/32	6,436,846	8,012,393	1.87

				418,387,590	97.70

	TOTAL GOVERNMENT BONDS		(Cost $422,620,243)	418,387,590	97.70

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	6,200,000	6,200,000	1.45

	TOTAL SHORT-TERM INVESTMENTS		(Cost $6,199,182)	6,200,000	1.45

	TOTAL PORTFOLIO		(Cost $428,819,425)	424,587,590	99.15
	OTHER ASSETS & LIABILITIES, NET			3,618,436	0.85

	NET ASSETS			$428,206,026	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 235

Money Market Fund |	Summary portfolio of investments September 30, 2006

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	BANK NOTES
	Abbey National North America LLC	5.290–5.320%, 11/06/06–12/06/06	$6,500,000	$6,500,077	1.47%
	Other			1,095,008	0.24

				7,595,085	1.71

	CERTIFICATES OF DEPOSIT
	Wells Fargo	5.270%, 10/06/06–11/07/06	7,000,000	7,000,000	1.58
	Other			8,575,163	1.93

				15,575,163	3.51

	COMMERCIAL PAPER
	American Honda Finance Corp	5.230–5.250%, 10/03/06–11/06/06	6,900,000	6,886,135	1.55
	Bank of America	5.245–5.380%, 10/10/06–12/06/06	4,925,000	4,896,295	1.10
	Bank of Nova Scotia	5.250–5.260%, 10/19/06–12/20/06	4,891,000	4,860,755	1.10
	Barclays U.S. Funding Corp	5.250–5.260%, 10/26/06–12/07/06	6,218,000	6,182,960	1.39
c	Beta Finance, Inc	5.270–5.390%, 10/06/06–10/23/06	6,950,000	6,933,319	1.56
c	BMW US Capital Corp	5.220%, 10/05/06	7,000,000	6,995,940	1.58
	Calyon	5.230%, 11/13/06	7,000,000	6,956,271	1.57
	Canadian Imperial Holding,Inc	5.225–5.320%, 11/8/06–11/28/06	5,470,000	5,426,083	1.22
c	Cargill Global Funding plc	5.250%, 10/05/06	6,046,000	6,042,473	1.36
c	CC (USA), Inc	5.265–5.370%, 10/10/06–11/10/06	6,600,000	6,577,920	1.48
c	Ciesco Lp	5.260–5.270%, 11/07/06–11/17/06	6,900,000	6,855,277	1.55
c	Coca-Cola Enterprises, Inc	5.220%, 11/07/06	7,000,000	6,962,445	1.57
c	Corporate Asset Funding Corp, Inc	5.260%, 10/24/06–10/02/06	7,000,000	6,971,622	1.57
c	Danske Corp	5.225–5.355%, 10/19/06–01/18/07	6,000,000	5,948,878	1.34
c	Dorada Finance, Inc	5.270–5.390%, 10/10/06–11/22/06	6,640,000	6,613,704	1.49
c	Edison Asset Securitization, LLC	5.100–5.270%, 11/07/06–11/14/06	7,000,000	6,961,269	1.57
c	Fairway Finance Co, LLC	5.260–5.280%, 10/16/06–11/21/06	6,649,000	6,605,161	1.49
c	Gannett Co, Inc	5.190%, 11/09/06	7,000,000	6,960,643	1.57
	General Electric Capital Corp	5.230–5.360%, 10/11/06–11/10/06	5,900,000	5,878,103	1.33
c	Govco, Inc	5.240–5.370%, 10/25/06–03/16/07	7,050,000	6,993,192	1.58
c	Grampian Funding LLC	5.150–5.390%, 10/17/06–03/27/07	6,900,000	6,856,426	1.55
c	Greenwich Capital Holdings, Inc	5.240–5.430%, 10/23/06–12/01/06	6,635,000	6,592,204	1.49
c	Greyhawk Funding LLC	5.260%, 10/12/06–10/17/06	6,875,000	6,862,586	1.55
c	Harley-Davidson Funding Corp	5.200–5.230%, 10/13/06–10/31/06	6,965,000	6,940,570	1.57
c	Harrier Finance Funding LLC	5.265–5.320%, 10/03/06–10/11/06	6,980,000	6,973,859	1.57
	HBOS Treasury Services plc	5.260–5.370%, 10/12/06–12/19/06	6,100,000	6,066,940	1.37
c	Kimberly-Clark Worldwide, Inc	5.190%, 10/26/06	5,545,000	5,524,987	1.25
c	Kitty Hawk Funding Corp	5.260–5.375%, 10/27/06–11/01/06	5,710,000	5,685,495	1.28
	Merrill Lynch & Co, Inc	5.230–5.240%, 11/10/06–12/05/06	7,000,000	6,953,482	1.57
	Morgan Stanley Dean Witter	5.250%, 10/18/06	6,575,000	6,558,699	1.48
c	Nestle Capital Corp	5.210–5.310%, 10/16/06–12/01/06	6,450,000	6,411,655	1.45

236 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	COMMERCIAL PAPER—(continued)
	Paccar Financial Corp	5.230–5.350%, 10/12/06–11/09/06	$6,700,000	$6,680,942	1.51%
c	Park Avenue Receivables Corp	5.250–5.260%, 10/05/06–10/26/06	6,900,000	6,884,946	1.55
c	Preferred Receivables Funding Corp	5.250–5.270%, 10/11/06–11/17/06	6,858,000	6,829,609	1.54
c	Private Export Funding Corp	5.245–5.385%, 10/16/06–01/30/07	7,000,000	6,960,135	1.57
	Rabobank USA Financial Corp	5.230–5.250%, 10/11/06–10/24/06	5,945,000	5,934,041	1.34
c	Ranger Funding Co LLC	5.250–5.320%, 10/13/06–12/11/06	6,385,000	6,346,348	1.43
c	Scaldis Capital LLC	5.270–5.380%, 10/16/06–11/10/06	4,575,000	4,557,886	1.03
c	Sedna Finance, Inc	5.270–5.400%, 10/25/06–12/08/06	6,900,000	6,848,433	1.55
c	Sheffield Receivables Corp	5.260%, 10/20/06–10/23/06	6,910,000	6,888,992	1.55
c	Sigma Finance, Inc	5.140–5.400%, 11/30/06–12/12/06	5,500,000	5,442,833	1.23
	Societe Generale North America, Inc	4.825–5.265%, 10/06/06–01/19/07	7,015,000	6,929,944	1.56
c	Toronto-Dominion Holdings USA, Inc	5.195–5.250%, 12/15/06–01/29/07	7,000,000	6,891,542	1.55
	UBS Finance, (Delaware), Inc	5.250–5.255%, 10/23/06–11/16/06	6,900,000	6,868,822	1.55
c	Wal-Mart Stores, Inc	5.200–5.220%, 10/17/06–12/19/06	6,819,000	6,785,956	1.53
	Other			37,589,053	8.50

				328,374,830	74.09

	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank
	(FHLB)	5.115–5.350%, 10/11/06–12/29/06	21,085,000	21,005,844	4.74
	Federal Home Loan Mortgage Corp
	(FHLMC)	5.130–5.280%, 10/02/06–11/21/06	19,882,000	19,792,185	4.46
	Federal National Mortgage Association
	(FNMA)	5.065–5.260%, 10/11/06–01/03/07	27,734,000	27,609,663	6.23

				68,407,692	15.43

	VARIABLE NOTES (i)
	International Business Machines Corp	5.364%, 06/28/07	5,000,000	5,001,676	1.13
	Suntrust	5.181%, 09/27/07	6,405,000	6,404,659	1.45
	Toyota Motor Credit Corp	5.270%, 10/10/06	5,000,000	4,999,997	1.13
	Other			4,001,944	0.90

				20,408,276	4.61

	TOTAL SHORT-TERM INVESTMENTS		(Cost $440,361,046)	440,361,046	99.35

	TOTAL PORTFOLIO		(Cost $440,361,046)	440,361,046	99.35
	OTHER ASSETS & LIABILITIES, NET			2,880,876	0.65

	NET ASSETS			$443,241,922	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 237

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006

	Growth Equity Fund	Growth & Income Fund	International Equity Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund

ASSETS
Portfolio investments, at cost	$90,620,379	$164,579,687	$984,991,810	$16,276,099	$614,146,771	$244,938,405
Net unrealized appreciation of portfolio investments	293,177	21,958,601	177,422,400	502,635	63,074,780	23,246,793

Portfolio investments, at value	90,913,556	186,538,288	1,162,414,210	16,778,734	677,221,551	268,185,198
Cash	257,465	—	—	—	457,513	—
Cash-foreign (cost $—, $24,196, $19,422,952, $29,255, $152,312 and $8,246, respectively)	—	23,829	18,100,993	29,450	154,366	8,236
Receivable from securities transactions	2,133,845	2,563,346	40,850,431	458,072	2,162,384	5,495,272
Receivable for Fund shares sold	274,962	443,885	4,964,344	28,602	2,919,207	507,764
Dividends and interest receivable	88,286	241,976	1,323,359	16,863	609,508	76,250
Due from investment advisor	95,437	151,148	100,628	133,767	17,869	60,120
Reclaims receivable	1,682	15,023	1,277,125	111	22,889	—

Total assets	93,765,233	189,977,495	1,229,031,090	17,445,599	683,565,287	274,332,840

LIABILITIES
Management fees payable	5,590	12,073	456,467	1,063	239,771	104,588
Service agreement fees payable	—	17,387	101,173	406	50,134	33,446
Due to affiliates	47,014	65,876	611,604	63,969	261,314	245,099
Cash overdrafts	197	284,064	5,624,579	141,220	—	616,856
Payable for securities transactions	3,493,798	2,553,952	38,162,039	427,872	11,020,155	5,722,304
Payable for Fund shares redeemed	78,410	—	515,258	5,327	354,501	335,522

Total liabilities	3,625,009	2,933,352	45,471,120	639,857	11,925,875	7,057,815

NET ASSETS	$90,140,224	$187,044,143	$1,183,559,970	$16,805,742	$671,639,412	$267,275,025

NET ASSETS CONSIST OF:
Paid-in-capital	$240,842,127	$159,303,045	$871,022,001	$16,883,568	$574,312,668	$233,539,634
Accumulated undistributed net investment income	832,925	353,653	11,756,810	59,534	7,037,276	331,252
Accumulated net realized gain (loss) on total investments	(151,829,126)	5,428,969	124,706,750	(640,222)	27,208,686	10,157,356
Net unrealized appreciation on total investments	294,298	21,958,476	176,074,409	502,862	63,080,782	23,246,783

NET ASSETS	$90,140,224	$187,044,143	$1,183,559,970	$16,805,742	$671,639,412	$267,275,025

TOTAL SHARES OUTSTANDING	12,592,156	21,435,807	87,489,942	1,736,644	43,059,723	15,849,738

RETIREMENT CLASS:
Net assets	—	$86,917,887	$519,869,878	$2,145,233	$257,286,803	$164,770,834
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	9,926,400	37,886,236	221,871	16,411,036	9,783,776
Net asset value per share	—	$8.76	$13.72	$9.67	$15.68	$16.84

INSTITUTIONAL CLASS:
Net assets	$90,140,224	$97,493,798	$649,747,479	$12,464,552	$215,613,564	$34,088,281
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	12,592,156	11,253,203	48,291,893	1,287,677	13,707,927	2,004,504
Net asset value per share	$7.16	$8.66	$13.45	$9.68	$15.73	$17.01

RETAIL CLASS:
Net assets	—	$2,632,458	$13,942,613	$2,195,957	$198,739,045	$68,415,910
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	256,204	1,311,813	227,096	12,940,760	4,061,458
Net asset value per share	—	$10.27	$10.63	$9.67	$15.36	$16.85

238 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 239

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	continued

	Mid-Cap Value Fund	Small-Cap Equity Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	Equity Index Fund	S&P 500 Index Fund

ASSETS
Portfolio investments, at cost	$438,478,173	$400,678,414	$552,158,980	$478,729,578	$479,064,314	$828,547,231
Net unrealized appreciation of portfolio investments	42,252,041	16,288,441	42,866,382	75,539,022	162,448,380	105,198,645

Portfolio investments, at value	480,730,214	416,966,855	595,025,362	554,268,600	641,512,694	933,745,876
Cash	94,990	8,911	6,412	—	—	10,533
Cash-foreign (cost $163,081, $—, $—, $—, $— and $—, respectively)	160,611	—	—	—	—	—
Receivable from securities transactions	9,285,544	583,367	5,815,966	—	32,288	159,388
Receivable for Fund shares sold	1,793,017	1,229,752	1,486,092	2,190,437	365,944	1,306,676
Dividends and interest receivable	556,447	399,584	456,621	759,946	691,431	1,029,095
Due from investment advisor	18,693	72,831	19,732	16,787	46,303	5,830
Reclaims receivable	9,041	—	—	—	—	—

Total assets	492,648,557	419,261,300	602,810,185	557,235,770	642,648,660	936,257,398

LIABILITIES
Management fees payable	186,313	162,940	19,238	17,760	20,916	30,058
Service agreement fees payable	64,024	44,034	8,223	6,570	372	29,340
Due to affiliates	317,673	257,917	84,431	78,270	68,364	157,167
Cash overdrafts	—	—	—	310,812	336,183	—
Payable for securities transactions	9,966,078	618,589	7,043,158	1,526,361	71,409	2,716,633
Payable for Fund shares redeemed	46,295	318,498	16,536	1,066	100,062	37,669
Payable for variation margin on open futures contracts	—	38,690	943	3,316	881	2,341

Total liabilities	10,580,383	1,440,668	7,172,529	1,944,155	598,187	2,973,208

NET ASSETS	$482,068,174	$417,820,632	$595,637,656	$555,291,615	$642,050,473	$933,284,190

NET ASSETS CONSIST OF:
Paid-in-capital	$395,955,392	$366,581,106	$549,071,946	$457,300,583	$474,484,709	$818,161,752
Accumulated undistributed net investment income	3,356,870	1,030,923	4,850,985	9,247,007	7,937,953	10,868,131
Accumulated net realized gain (loss) on total investments	40,506,417	33,878,853	(1,150,713)	13,194,500	(2,820,332)	(957,022)
Net unrealized appreciation on total investments	42,249,495	16,329,750	42,865,438	75,549,525	162,448,143	105,211,329

NET ASSETS	$482,068,174	$417,820,632	$595,637,656	$555,291,615	$642,050,473	$933,284,190

TOTAL SHARES OUTSTANDING	26,099,318	26,505,892	50,301,671	34,840,483	63,589,504	60,811,416

RETIREMENT CLASS:
Net assets	$318,024,148	$216,828,428	$42,719,273	$37,068,722	$1,909,035	$149,408,128
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	17,182,132	13,787,257	3,585,613	2,303,647	186,356	9,771,302
Net asset value per share	$18.51	$15.73	$11.91	$16.09	$10.24	$15.29

INSTITUTIONAL CLASS:
Net assets	$38,173,017	$115,273,302	$552,918,383	$518,222,893	$633,026,848	$783,876,062
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,053,401	7,245,058	46,716,058	32,536,836	62,709,101	51,040,114
Net asset value per share	$18.59	$15.91	$11.84	$15.93	$10.09	$15.36

RETAIL CLASS:
Net assets	$125,871,009	$85,718,902	—	—	$7,114,590	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,863,785	5,473,577	—	—	694,047	—
Net asset value per share	$18.34	$15.66	—	—	$10.25	—

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Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	continued

	Mid-Cap Growth Index Fund	Mid-Cap Value Index Fund	Mid-Cap Blend Index Fund	Small-Cap Growth Index Fund	Small-Cap Value Index Fund	Small-Cap Blend Index Fund

ASSETS
Portfolio investments, at cost	$38,753,153	$68,752,721	$87,218,573	$85,956,784	$94,745,179	$184,370,139
Net unrealized appreciation of portfolio investments	7,645,195	10,950,149	20,667,915	12,095,531	10,895,105	25,433,293

Portfolio investments, at value	46,398,348	79,702,870	107,886,488	98,052,315	105,640,284	209,803,432
Cash	—	336,527	—	65,316	19,326	—
Receivable from securities transactions	289,417	1,803,731	272,654	684,663	—	199,856
Receivable for Fund shares sold	21,918	272,337	1,076,432	25,195	321,289	855,570
Dividends and interest receivable	23,265	135,551	115,879	34,366	169,410	214,768
Due from investment advisor	138,200	136,559	171,367	149,963	137,706	154,133
Receivable for variation margin on open futures contracts	—	—	—	38	—	—

Total assets	46,871,148	82,387,575	109,522,820	99,011,856	106,288,015	211,227,759

LIABILITIES
Management fees payable	1,512	2,521	3,460	3,211	3,368	6,783
Service agreement fees payable	2,028	3,734	5,583	3,675	4,802	5,333
Due to affiliates	54,465	59,100	86,312	68,049	56,515	68,674
Cash overdrafts	273,680	—	14,965	—	—	7,464
Payable for securities transactions	6,401	2,698,206	624,229	720,024	899,181	778,950
Payable for Fund shares redeemed	157,346	—	17,366	121,452	104,986	3,000
Payable for variation margin on open futures contracts	—	4,200	2,582	—	15,035	6,049

Total liabilities	495,432	2,767,761	754,497	916,411	1,083,887	876,253

NET ASSETS	$46,375,716	$79,619,814	$108,768,323	$98,095,445	$105,204,128	$210,351,506

NET ASSETS CONSIST OF:
Paid-in-capital	$36,050,170	$61,957,450	$82,313,259	$77,889,826	$83,255,002	$170,274,865
Accumulated undistributed net investment income	232,149	894,705	862,739	255,163	1,080,621	1,380,006
Accumulated net realized gain on total investments	2,448,202	5,823,333	4,922,236	7,854,925	9,975,593	13,263,342
Net unrealized appreciation on total investments	7,645,195	10,944,326	20,670,089	12,095,531	10,892,912	25,433,293

NET ASSETS	$46,375,716	$79,619,814	$108,768,323	$98,095,445	$105,204,128	$210,351,506

TOTAL SHARES OUTSTANDING	3,245,653	4,899,422	6,303,588	6,726,513	7,257,699	13,530,372

RETIREMENT CLASS:
Net assets	$10,120,613	$20,432,919	$29,583,742	$17,973,775	$26,014,102	$28,499,788
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	710,222	1,245,920	1,705,135	1,172,070	1,777,019	1,829,082
Net asset value per share	$14.25	$16.40	$17.35	$15.34	$14.64	$15.58

INSTITUTIONAL CLASS:
Net assets	$36,255,103	$59,186,895	$79,184,581	$80,121,670	$79,190,026	$181,851,718
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,535,431	3,653,502	4,598,453	5,554,443	5,480,680	11,701,290
Net asset value per share	$14.30	$16.20	$17.22	$14.42	$14.45	$15.54

RETAIL CLASS:
Net assets	—	—	—	—	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	—	—	—	—
Net asset value per share	—	—	—	—	—	—

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Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	continued

	International	Social Choice	Real Estate	Managed	Bond	Bond Plus
	Equity Index Fund	Equity Fund	Securities Fund	Allocation Fund II	Fund	Fund II

ASSETS
Portfolio investments, at cost	$349,887,984	$200,476,458	$514,551,586	$17,405,993	$1,790,507,124	$60,984,528
Net unrealized appreciation (depreciation) of portfolio investments	89,674,318	30,750,500	85,442,247	502,168	(7,279,232)	732,283

Portfolio investments, at value	439,562,302	231,226,958	599,993,833	17,908,161	1,783,227,892	61,716,811
Cash	—	4,850	—	53,544	10,322	1,066
Cash-foreign (cost $4,584,118, $—, $—, $—, $— and $—, respectively)	4,573,798	—	—	—	—	—
Receivable from securities transactions	24,658,783	—	7,475,411	—	4,329,052	152,350
Receivable for Fund shares sold	1,736,956	358,246	956,564	16,714	1,399,081	154,993
Dividends and interest receivable	975,396	190,151	2,320,422	—	15,039,063	555,031
Due from investment advisor	81,917	88,506	16,626	65,271	47,057	118,767
Reclaims receivable	275,643	—	—	—	—	—

Total assets	471,864,795	231,868,711	610,762,856	18,043,690	1,804,052,467	62,699,018

LIABILITIES
Management fees payable	14,159	27,728	246,225	—	409,122	15,017
Service agreement fees payable	15,679	15,954	39,705	1,699	223	347
Due to affiliates	108,495	91,585	338,201	64,958	172,758	58,701
Cash overdrafts	4,763,925	—	472,875	—	—	—
Payable for securities transactions	24,794,906	1,262,112	4,593,156	68,810	91,028,978	177,480
Payable for Fund shares redeemed	70,180	100,000	390,239	—	292,133	320

Total liabilities	29,767,344	1,497,379	6,080,401	135,467	91,903,214	251,865

NET ASSETS	$442,097,451	$230,371,332	$604,682,455	$17,908,223	$1,712,149,253	$62,447,153

NET ASSETS CONSIST OF:
Paid-in-capital	$341,872,961	$195,297,363	$491,901,387	$17,419,956	$1,738,175,911	$61,784,885
Accumulated undistributed (distributions in excess of) net investment income	7,390,066	2,317,390	(7,588,501)	707	—	5,206
Accumulated net realized gain (loss) on total investments	3,138,008	2,006,079	34,927,322	(14,608)	(18,747,426)	(75,221)
Net unrealized appreciation (depreciation) on total investments	89,696,416	30,750,500	85,442,247	502,168	(7,279,232)	732,283

NET ASSETS	$442,097,451	$230,371,332	$604,682,455	$17,908,223	$1,712,149,253	$62,447,153

TOTAL SHARES OUTSTANDING	22,801,629	21,080,984	39,214,658	1,766,619	171,760,073	6,183,621

RETIREMENT CLASS:
Net assets	$82,536,631	$79,640,014	$197,156,935	$8,357,793	$1,269,800	$2,473,563
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,202,949	7,188,805	12,593,181	825,373	125,389	244,531
Net asset value per share	$19.64	$11.08	$15.66	$10.13	$10.13	$10.12

INSTITUTIONAL CLASS:
Net assets	$359,560,820	$129,712,330	$218,441,758	$2,045,697	$1,709,873,642	$57,392,839
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	18,598,680	11,827,184	14,235,888	202,273	171,535,245	5,684,014
Net asset value per share	$19.33	$10.97	$15.34	$10.11	$9.97	$10.10

RETAIL CLASS:
Net assets	—	$21,018,988	$189,083,762	$7,504,733	$1,005,811	$2,580,751
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	2,064,995	12,385,589	738,973	99,439	255,076
Net asset value per share	—	$10.18	$15.27	$10.16	$10.11	$10.12

244 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 245

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	concluded

	Short-Term	High-Yield	Tax-Exempt	Inflation-Linked	Money
	Bond Fund II	Fund II	Bond Fund II	Bond Fund	Market Fund

ASSETS
Portfolio investments, at cost	$62,318,527	$62,229,746	$55,509,709	$428,819,425	$440,361,046
Net unrealized appreciation (depreciation) of portfolio investments	333,324	(136,641)	1,087,793	(4,231,835)	—

Portfolio investments, at value	62,651,851	62,093,105	56,597,502	424,587,590	440,361,046
Cash	8,416	4,558	82,035	6,209,987	838,896
Receivable from securities transactions	1,419,033	498,406	—	—	—
Receivable from Fund shares sold	139,906	30,673	71,017	1,533,078	3,040,936
Dividends and interest receivable	528,305	1,129,341	737,458	2,830,011	144,973
Due from investment advisor	116,110	117,541	94,604	40,170	34,458

Total assets	64,863,621	63,873,624	57,582,616	435,200,836	444,420,309

LIABILITIES
Management fees payable	12,709	16,586	13,577	101,813	34,234
Service agreement fees payable	448	454	—	741	8,211
Due to affiliates	57,912	58,153	54,710	145,395	69,724
Cash overdrafts	—	—	—	—	—
Payable for securities transactions	2,116,278	881,006	1,798,209	6,738,748	988,255
Payable for Fund shares redeemed	5,115	467	—	8,113	68,914
Income distribution payable	—	—	—	—	9,049

Total liabilities	2,192,462	956,666	1,866,496	6,994,810	1,178,387

NET ASSETS	$62,671,159	$62,916,958	$55,716,120	$428,206,026	$443,241,922

NET ASSETS CONSIST OF:
Paid-in-capital	$62,362,177	$63,251,960	$54,678,237	$440,977,533	$443,253,073
Accumulated undistributed (distributions in excess of) net investment income	14,577	5,563	3,210	—	(9,047)
Accumulated net realized gain (loss) on total investments	(38,919)	(203,924)	(53,120)	(8,539,672)	(2,104)
Net unrealized appreciation (depreciation) on total investments	333,324	(136,641)	1,087,793	(4,231,835)	—

NET ASSETS	$62,671,159	$62,916,958	$55,716,120	$428,206,026	$443,241,922

TOTAL SHARES OUTSTANDING	6,238,534	6,343,780	5,466,064	42,564,179	443,270,307

RETIREMENT CLASS:
Net assets	$2,473,093	$6,620,207	—	$5,660,932	$43,804,188
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	245,787	667,220	—	555,566	43,806,807
Net asset value per share	$10.06	$9.92	—	$10.19	$1.00

INSTITUTIONAL CLASS:
Net assets	$56,867,492	$53,478,077	$51,414,025	$363,157,036	$272,119,464
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,661,418	5,393,059	5,044,484	36,027,113	272,137,696
Net asset value per share	$10.04	$9.92	$10.19	$10.08	$1.00

RETAIL CLASS:
Net assets	$3,330,574	$2,818,674	$4,302,095	$59,388,058	$127,318,270
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	331,329	283,501	421,580	5,981,500	127,325,804
Net asset value per share	$10.05	$9.94	$10.20	$9.93	$1.00

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006

	Growth Equity Fund	Growth & Income Fund	International Equity Fund	Large-Cap Growth Fund (a)	Large-Cap Value Fund	Mid-Cap Growth Fund

INVESTMENT INCOME
Interest	$49,704	$20,083	$—	$11,518	$38,301	$56,564
Dividends	1,172,732	3,013,869	22,446,163	58,564	13,527,914	2,139,508
Other income (see Note 2)	—	125,109	—	—	—	—
Foreign taxes withheld	(8,385)	(9,104)	(2,003,893)	(712)	(50,997)	—

Total income	1,214,051	3,149,957	20,442,270	69,370	13,515,218	2,196,072

EXPENSES
Investment management fees	94,613	581,033	3,908,919	28,496	2,032,199	971,318
Service agreement fees – Retirement Class	—	200,934	1,010,814	1,188	529,501	475,436
Service agreement fees – Institutional Class	16,561	16,967	67,154	—	30,850	2,905
Service agreement fees – Retail Class	—	—	—	—	193,269	74,325
Distribution fees – Retail Class	—	210	1,021	182	28,168	11,220
Custody fees	21,236	24,068	334,775	9,716	32,431	19,446
Audit fees	45,268	45,268	45,268	31,667	45,268	45,268
Registration fees – Retirement Class	—	12,613	12,727	22,098	11,171	13,733
Registration fees – Institutional Class	26,175	15,325	18,215	23,277	15,239	14,014
Registration fees – Retail Class	—	23,215	21,212	22,086	13,679	13,442
Trustee fees and expenses	4,712	4,712	4,712	3,194	4,712	4,712
Fund administration fees	20,521	20,520	20,521	15,121	20,521	20,521
Transfer agency fees and expenses – Retirement Class	—	1,043	1,005	795	991	997
Transfer agency fees and expenses – Institutional Class	2,298	1,630	3,453	938	2,129	1,005
Transfer agency fees and expenses – Retail Class	—	636	4,058	465	70,504	86,127
Report printing and mailing fees – Retirement Class	—	26,271	60,058	1,257	43,252	47,647
Report printing and mailing fees – Institutional Class	11,049	13,679	37,367	1,224	11,753	4,914
Report printing and mailing fees – Retail Class	—	1,469	2,470	1,409	23,463	28,680
Legal fees	7,346	7,347	7,346	5,172	7,346	7,346
Interest expense	10,972	27,136	316,579	346	73,317	16,729
Other	—	—	12,300	—	7,199	2,830

Total expenses before expense reimbursement and fee waiver	260,751	1,024,076	5,889,974	168,631	3,196,962	1,862,615
Less: Expenses reimbursed by investment advisor	(95,437)	(151,148)	(100,628)	(133,767)	(17,869)	(60,120)
Fees waived by investment advisor and TPIS	—	(435,913)	(1,021)	(23,612)	(28,168)	(11,220)

Net expenses	165,314	437,015	5,788,325	11,252	3,150,925	1,791,275

Net investment income	1,048,737	2,712,942	14,653,945	58,118	10,364,293	404,797

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	7,474,688	9,255,556	137,918,091	(640,222)	41,051,401	10,505,083
Foreign currency transactions	(15,040)	470	(2,044,005)	(155)	(24,164)	(8,252)

Net realized gain on total investments	7,459,648	9,256,026	135,874,086	(640,377)	41,027,237	10,496,831

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(8,049,361)	7,478,644	42,457,665	502,636	29,718,453	(7,409,581)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	1,121	(151)	(1,302,227)	226	6,367	(10)

Net change in unrealized appreciation (depreciation) on total investments	(8,048,240)	7,478,493	41,155,438	502,862	29,724,820	(7,409,591)

Net realized and unrealized gain (loss) on total investments	(588,592)	16,734,519	177,029,524	(137,515)	70,752,057	3,087,240

Net increase (decrease) in net assets resulting from operations	$460,145	$19,447,461	$191,683,469	$(79,397)	$81,116,350	$3,492,037

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	continued

	Mid-Cap Value Fund	Small-Cap Equity Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	Equity Index Fund	S&P 500 Index Fund

INVESTMENT INCOME
Interest	$56,020	$77,871	$103,059	$74,003	$138,399	$238,707
Dividends	8,132,635	4,231,774	6,653,163	12,652,387	11,270,502	14,516,279
Foreign taxes withheld	(57,410)	(4,029)	—	—	(330)	—

Total income	8,131,245	4,305,616	6,756,222	12,726,390	11,408,571	14,754,986

EXPENSES
Investment management fees	1,532,547	1,420,039	222,559	201,045	250,928	305,486
Service agreement fees – Retirement Class	807,640	561,388	86,461	25,865	1,588	326,901
Service agreement fees – Institutional Class	3,509	16,142	32,962	30,722	40,939	38,093
Service agreement fees – Retail Class	112,335	46,175	—	—	—	—
Distribution fees – Retail Class	17,538	12,237	—	—	534	—
Custody fees	24,003	73,141	43,341	32,784	42,073	53,928
Audit fees	45,268	45,269	45,268	45,268	45,268	45,268
Registration fees – Retirement Class	14,023	12,665	13,763	13,443	21,793	13,055
Registration fees – Institutional Class	12,737	15,661	28,901	29,221	24,407	21,121
Registration fees – Retail Class	13,338	12,873	—	—	23,098	—
Trustee fees and expenses	4,712	4,712	4,712	4,712	4,711	4,712
Fund administration fees	20,522	20,521	20,521	20,521	20,522	20,521
Transfer agency fees and expenses – Retirement Class	1,001	995	861	980	820	991
Transfer agency fees and expenses – Institutional Class	1,063	2,164	2,819	3,490	3,201	2,972
Transfer agency fees and expenses – Retail Class	107,946	79,182	—	—	1,058	—
Report printing and mailing fees – Retirement Class	53,301	50,116	12,998	5,086	1,266	33,529
Report printing and mailing fees – Institutional Class	6,121	22,717	12,521	16,691	18,190	18,482
Report printing and mailing fees – Retail Class	34,646	26,168	—	—	1,651	—
Legal fees	7,346	7,346	7,346	7,347	7,346	7,346
Interest expense	35,718	25,239	1,387	6,968	16,375	3,202
Other	3,313	—	—	1,668	—	5,701

Total expenses before expense reimbursement	2,858,627	2,454,750	536,420	445,811	525,768	901,308
Less: Expenses reimbursed by investment advisor	(18,693)	(72,831)	(19,732)	(16,787)	(46,303)	(5,830)
Fees waived by investment advisor and TPIS	(17,538)	(12,237)	—	—	(534)	—

Net expenses	2,822,396	2,369,682	516,688	429,024	478,931	895,478

Net investment income	5,308,849	1,935,934	6,239,534	12,297,366	10,929,640	13,859,508

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	40,827,872	39,051,751	6,532,580	28,053,663	39,907,935	18,251,961
Futures transactions	—	(22,739)	272,807	82,454	185,648	(178,547)
Foreign currency transactions	(32,696)	—	—	—	—	—

Net realized gain on total investments	40,795,176	39,029,012	6,805,387	28,136,117	40,093,583	18,073,414

Change in unrealized appreciation (depreciation) on:
Portfolio investments	5,306,869	(5,952,279)	17,045,784	28,856,437	9,875,766	51,344,294
Futures transactions	—	41,309	(944)	10,503	(237)	(4,283)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(8,943)	—	—	—	—	—

Net change in unrealized appreciation (depreciation) on total investments	5,297,926	(5,910,970)	17,044,840	28,866,940	9,875,529	51,340,011

Net realized and unrealized gain on total investments	46,093,102	33,118,042	23,850,227	57,003,057	49,969,112	69,413,425

Net increase in net assets resulting from operations	$51,401,951	$35,053,976	$30,089,761	$69,300,423	$60,898,752	$83,272,933

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	continued

	Mid-Cap Growth Index Fund	Mid-Cap Value Index Fund	Mid-Cap Blend Index Fund	Small-Cap Growth Index Fund	Small-Cap Value Index Fund	Small-Cap Blend Index Fund

INVESTMENT INCOME
Interest	$5,192	$12,788	$15,164	$16,887	$18,244	$45,295
Dividends	340,290	1,290,237	1,352,111	454,852	1,555,675	2,136,037
Foreign taxes withheld	—	—	—	(45)	(924)	(1,051)

Total income	345,482	1,303,025	1,367,275	471,694	1,572,995	2,180,281

EXPENSES
Investment management fees	15,006	23,920	35,213	37,330	34,049	73,785
Service agreement fees – Retirement Class	13,536	21,589	46,717	32,783	25,356	26,328
Service agreement fees – Institutional Class	2,037	3,228	4,429	5,223	4,817	10,851
Distribution fees – Retail Class	—	—	—	—	—	—
Custody fees	17,619	23,504	39,948	39,340	30,595	60,329
Audit fees	45,268	45,268	45,268	45,268	45,268	45,268
Registration fees – Retirement Class	14,108	14,099	14,645	15,067	13,909	14,861
Registration fees – Institutional Class	29,053	28,552	28,018	28,595	28,752	30,446
Registration fees – Retail Class	—	—	—	—	—	—
Trustee fees and expenses	4,711	4,712	4,712	4,712	4,712	4,711
Fund administration fees	20,521	20,521	20,521	20,521	20,521	20,521
Transfer agency fees and expenses – Retirement Class	864	875	974	978	983	760
Transfer agency fees and expenses – Institutional Class	1,094	1,175	1,565	1,000	1,046	3,702
Transfer agency fees and expenses – Retail Class	—	—	—	—	—	—
Report printing and mailing fees – Retirement Class	4,432	4,691	9,227	6,531	5,274	5,510
Report printing and mailing fees – Institutional Class	4,587	5,517	29,353	4,377	6,931	19,455
Report printing and mailing fees – Retail Class	—	—	—	—	—	—
Legal fees	7,346	7,347	7,346	7,346	7,346	7,347
Interest expense	2,144	1,911	2,654	9,706	2,669	5,233

Total expenses before expense reimbursement	182,326	206,909	290,590	258,777	232,228	329,107
Less: Expenses reimbursed by investment advisor	(138,200)	(136,559)	(171,367)	(149,963)	(137,706)	(154,133)
Fees waived by investment advisor and TPIS	—	—	—	—	—	—

Net expenses	44,126	70,350	119,223	108,814	94,522	174,974

Net investment income	301,356	1,232,675	1,248,052	362,880	1,478,473	2,005,307

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	2,468,451	5,796,254	5,154,190	8,247,341	10,229,929	22,196,198
Futures transactions	211	13,166	(7,608)	(19,125)	2,514	(37,651)

Net realized gain on total investments	2,468,662	5,809,420	5,146,582	8,228,216	10,232,443	22,158,547

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(164,831)	141,595	1,173,688	(5,393,088)	(962,410)	(7,492,201)
Futures transactions	—	(5,823)	2,174	—	(2,193)	—

Net change in unrealized appreciation (depreciation) on total investments	(164,831)	135,772	1,175,862	(5,393,088)	(964,603)	(7,492,201)

Net realized and unrealized gain on total investments	2,303,831	5,945,192	6,322,444	2,835,128	9,267,840	14,666,346

Net increase in net assets resulting from operations	$2,605,187	$7,177,867	$7,570,496	$3,198,008	$10,746,313	$16,671,653

252 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 253

Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	continued

	International Equity Index Fund	Social Choice Equity Fund	Real Estate Securities Fund	Managed Allocation Fund II(a)	Bond Fund	Bond Plus Fund II(a)

INVESTMENT INCOME
Interest	$60,372	$43,283	$124,169	$4,624	$78,675,890	$1,526,104
Dividends	9,838,184	3,321,600	15,493,036	109,351	—	—
Other income (see Note 2)	—	215,033	—	—	—	—
Foreign taxes withheld	(677,021)	(458)	(27,747)	—	—	—

Total income	9,221,535	3,579,458	15,589,458	113,975	78,675,890	1,526,104

EXPENSES
Investment management fees	133,992	223,269	2,030,304	—	3,600,946	83,169
Service agreement fees – Retirement Class	74,626	179,514	420,500	4,962	847	1,449
Service agreement fees – Institutional Class	25,841	8,010	32,207	—	201,944	—
Service agreement fees – Retail Class	—	—	171,428	—	—	—
Distribution fees – Retail Class	—	986	25,384	511	98	219
Custody fees	258,593	16,423	19,811	1,834	58,088	4,821
Audit fees	45,268	45,267	45,268	31,667	45,268	31,667
Registration fees – Retirement Class	13,728	14,264	10,219	680	22,590	22,015
Registration fees – Institutional Class	28,934	20,140	17,214	361	18,918	23,473
Registration fees – Retail Class	—	24,250	13,655	591	22,390	21,973
Trustee fees and expenses	4,712	4,712	4,712	3,194	4,712	3,194
Fund administration fees	20,521	20,521	20,521	15,121	20,521	15,121
Transfer agency fees and expenses – Retirement Class	982	976	1,025	728	297	423
Transfer agency fees and expenses – Institutional Class	2,724	1,216	4,007	630	4,104	555
Transfer agency fees and expenses – Retail Class	—	574	137,274	914	160	387
Report printing and mailing fees – Retirement Class	7,945	22,351	37,529	1,246	1,249	1,256
Report printing and mailing fees – Institutional Class	21,577	6,732	33,616	1,224	42,656	1,224
Report printing and mailing fees – Retail Class	—	1,440	42,402	1,596	1,289	1,383
Legal fees	7,347	7,346	7,346	5,172	7,346	5,172
Interest expense	15,155	2,686	24,357	313	29,349	775
Other	—	—	4,362	—	6,570	—

Total expenses before expense reimbursement	661,945	600,677	3,103,141	70,744	4,089,342	218,276
Less: Expenses reimbursed by investment advisor	(81,917)	(88,506)	(16,626)	(65,271)	(47,057)	(118,767)
Fees waived by investment advisor and TPIS	—	(986)	(25,384)	(511)	(98)	(219)

Net expenses	580,028	511,185	3,061,131	4,962	4,042,187	99,290

Net investment income	8,641,507	3,068,273	12,528,327	109,013	74,633,703	1,426,814

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	4,173,029	3,768,735	34,716,468	(14,608)	(18,497,687)	(75,221)
Foreign currency transactions	(10,398)	—	—	—	—	—

Net realized gain (loss) on total investments	4,162,631	3,768,735	34,716,468	(14,608)	(18,497,687)	(75,221)

Change in unrealized appreciation on:
Portfolio investments	44,039,387	11,331,970	68,908,535	502,168	45,843	732,283
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies)	32,854	—	—	—	—	—

Net change in unrealized appreciation on total investments	44,072,241	11,331,970	68,908,535	502,168	45,843	732,283

Net realized and unrealized gain (loss) on total investments	48,234,872	15,100,705	103,625,003	487,560	(18,451,844)	657,062

Net increase in net assets resulting from operations	$56,876,379	$18,168,978	$116,153,330	$596,573	$56,181,859	$2,083,876

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	concluded

	Short-Term Bond Fund II(a)	High-Yield Fund II(a)	Tax-Exempt Bond Fund II(a)	Inflation-Linked Bond Fund	Money Market Fund

INVESTMENT INCOME
Interest	$1,476,894	$2,016,334	$1,079,640	$23,995,476	$13,072,775

Total income	1,476,894	2,016,334	1,079,640	23,995,476	13,072,775

EXPENSES
Investment management fees	71,324	93,229	78,279	964,434	227,744
Service agreement fees – Retirement Class	1,565	1,325	—	2,010	19,085
Service agreement fees – Institutional Class	—	—	—	34,374	20,752
Service agreement fees – Retail Class	—	—	—	42,073	—
Distribution fees – Retail Class	289	235	311	9,376	7,463
Custody fees	3,189	3,648	1,929	26,517	9,228
Audit fees	31,667	31,667	31,667	45,268	45,268
Registration fees – Retirement Class	22,016	22,010	—	12,893	22,760
Registration fees – Institutional Class	23,460	23,473	25,133	18,865	22,069
Registration fees – Retail Class	21,985	21,978	23,641	21,537	23,224
Trustee fees and expenses	3,194	3,194	3,194	4,712	4,712
Fund administration fees	15,121	15,121	15,122	20,521	20,521
Transfer agency fees and expenses – Retirement Class	516	435	—	772	878
Transfer agency fees and expenses – Institutional Class	471	473	281	3,745	1,574
Transfer agency fees and expenses – Retail Class	352	416	363	58,266	4,166
Report printing and mailing fees – Retirement Class	1,266	1,267	—	1,272	1,374
Report printing and mailing fees – Institutional Class	1,300	1,310	1,224	20,788	3,172
Report printing and mailing fees – Retail Class	1,369	1,398	1,361	18,595	3,084
Legal fees	5,173	5,172	5,173	7,346	7,346
Interest expense	449	211	114	1,337	506
Other	—	—	—	2,997	—

Total expenses before expense reimbursement	204,706	226,562	187,792	1,317,698	444,926
Less: Expenses reimbursed by investment advisor	(116,110)	(117,541)	(94,604)	(40,170)	(34,458)
Fees waived by investment advisor and TPIS	(289)	(235)	(311)	(9,376)	(7,463)

Net expenses	88,307	108,786	92,877	1,268,152	403,005

Net investment income	1,388,587	1,907,548	986,763	22,727,324	12,669,770

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized loss on portfolio investments	(38,919)	(203,924)	(53,120)	(5,087,836)	—

Net realized loss on total investments	(38,919)	(203,924)	(53,120)	(5,087,836)	—

Change in unrealized appreciation (depreciation) on:
Portfolio investments	333,324	(136,641)	1,087,793	(10,630,075)	—

Net change in unrealized appreciation (depreciation) on total investments	333,324	(136,641)	1,087,793	(10,630,075)	—

Net realized and unrealized gain (loss) on total investments	294,405	(340,565)	1,034,673	(15,717,911)	—

Net increase in net assets resulting from operations	$1,682,992	$1,566,983	$2,021,436	$7,009,413	$12,669,770

(a)           For the period March 31, 2006 (commencement of operations) to September 30, 2006

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds

	Growth Equity Fund		Growth & Income Fund		International Equity Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,048,737	$1,040,203	$2,712,942	$8,566,055	$14,653,945	$13,998,028
Net realized gain on total investments	7,459,648	1,985,250	9,256,026	49,018,882	135,874,086	57,029,718
Net change in unrealized appreciation (depreciation) on total investments	(8,048,240)	9,611,481	7,478,493	7,288,420	41,155,438	103,464,742

Net increase from operations	460,145	12,636,934	19,447,461	64,873,357	191,683,469	174,492,488

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—	(976,992)	(660,128)	(3,040,040)	(1,122,943)
Institutional Class	(775,387)	(1,107,096)	(1,693,874)	(7,851,563)	(11,356,516)	(10,359,425)
Retail Class	—	—	(10,738)	—	(74)	—
From realized gains:
Retirement Class	—	—	(8,057,539)	—	(18,153,995)	(5,791,476)
Institutional Class	—	—	(12,583,348)	—	(44,227,288)	(29,220,492)

Total distributions	(775,387)	(1,107,096)	(23,322,491)	(8,511,691)	(76,777,913)	(46,494,336)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	—	—	29,900,136	17,923,333	248,158,694	129,565,700
Institutional Class	(25,469,922)	11,819,775	(41,467,183)	(535,731,372)	(92,901,214)	35,952,899
Retail Class	—	—	2,555,889	—	13,520,414	—

Net increase (decrease) from shareholder transactions	(25,469,922)	11,819,775	(9,011,158)	(517,808,039)	168,777,894	165,518,599

Net increase (decrease) in net assets	(25,785,164)	23,349,613	(12,886,188)	(461,446,373)	283,683,450	293,516,751

NET ASSETS
Beginning of period	115,925,388	92,575,775	199,930,331	661,376,704	899,876,520	606,359,769

End of period	$90,140,224	$115,925,388	$187,044,143	$199,930,331	$1,183,559,970	$899,876,520

Accumulated undistributed net investment income included in net assets	$832,925	$581,526	$353,653	$321,857	$11,756,810	$12,366,237

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Fund	Large-Cap Value Fund		Mid-Cap Growth Fund

	For the Period March 31, 2006 (commencement of operations) to

		For the Years Ended September 30,		For the Years Ended September 30,

	September 30, 2006	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$58,118	$10,364,293	$8,126,702	$404,797	$153,627
Net realized gain/(loss) on total investments	(640,377)	41,027,237	18,807,580	10,496,831	7,562,870
Net change in unrealized appreciation (depreciation) on total investments	502,862	29,724,820	20,791,519	(7,409,591)	25,864,871

Net increase (decrease) from operations	(79,397)	81,116,350	47,725,801	3,492,037	33,581,368

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	(2,824,654)	(1,097,233)	(45,233)	(11,097)
Institutional Class	—	(3,407,805)	(609,115)	(23,072)	(4,045)
Retail Class	—	(3,457,937)	(2,564,264)	(27,161)	(10,976)
From realized gains:
Retirement Class	—	(5,512,631)	(6,828,007)	(4,025,746)	(3,711,805)
Institutional Class	—	(7,695,253)	(2,612,883)	(564,834)	(200,800)
Retail Class	—	(5,853,266)	(10,253,950)	(1,769,595)	(2,178,840)

Total distributions	—	(28,751,546)	(23,965,452)	(6,455,641)	(6,117,563)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,591,180	81,264,925	82,899,732	35,479,167	41,272,308
Institutional Class	3,646,801	(20,787,957)	178,632,510	12,694,755	14,792,202
Retail Class	1,647,158	12,474,512	23,261,354	6,832,339	4,911,674

Net increase from shareholder transactions	6,885,139	72,951,480	284,793,596	55,006,261	60,976,184

Net increase in net assets	6,805,742	125,316,284	308,553,945	52,042,657	88,439,989

NET ASSETS
Beginning of period	10,000,000	546,323,128	237,769,183	215,232,368	126,792,379

End of period	$16,805,742	$671,639,412	$546,323,128	$267,275,025	$215,232,368

Accumulated undistributed net investment income included in net assets	$59,534	$7,037,276	$6,382,335	$331,252	$30,173

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund		Small-Cap Equity Fund		Large-Cap Growth Index Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$5,308,849	$4,131,226	$1,935,934	$2,758,231	$6,239,534	$3,122,742
Net realized gain on total investments	40,795,176	20,710,371	39,029,012	29,255,482	6,805,387	3,057,515
Net change in unrealized appreciation (depreciation) on total investments	5,297,926	31,108,085	(5,910,970)	10,982,680	17,044,840	19,586,877

Net increase from operations	51,401,951	55,949,682	35,053,976	42,996,393	30,089,761	25,767,134

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,362,979)	(1,286,451)	(1,198,732)	(953,805)	(291,428)	(111,688)
Institutional Class	(337,653)	(131,368)	(808,040)	(427,052)	(3,857,286)	(495,578)
Retail Class	(1,264,477)	(574,234)	(559,437)	(548,919)	—	—
From realized gains:
Retirement Class	(14,009,758)	(5,210,126)	(14,944,948)	(6,744,075)	(165,854)	(333,292)
Institutional Class	(1,295,340)	(339,829)	(10,097,939)	(2,485,359)	(2,971,126)	(618,001)
Retail Class	(5,164,414)	(2,013,759)	(6,166,048)	(3,005,164)	—	—

Total distributions	(25,434,621)	(9,555,767)	(33,775,144)	(14,164,374)	(7,285,694)	(1,558,559)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	34,622,475	143,264,165	47,112,214	40,939,664	18,919,328	2,360,980
Institutional Class	10,152,764	14,397,497	(3,343,015)	61,943,848	66,751,963	406,387,002
Retail Class	23,489,396	42,764,509	14,308,379	2,937,113	—	—

Net increase from shareholder transactions	68,264,635	200,426,171	58,077,578	105,820,625	85,671,291	408,747,982

Net increase in net assets	94,231,965	246,820,086	59,356,410	134,652,644	108,475,358	432,956,557

NET ASSETS
Beginning of period	387,836,209	141,016,123	358,464,222	223,811,578	487,162,298	54,205,741

End of period	$482,068,174	$387,836,209	$417,820,632	$358,464,222	$595,637,656	$487,162,298

Accumulated undistributed net investment income included in net assets	$3,356,870	$3,227,548	$1,030,923	$1,590,953	$4,850,985	$2,776,753

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund		Equity Index Fund		S&P 500 Index Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$12,297,366	$7,393,161	$10,929,640	$13,393,093	$13,859,508	$7,863,922
Net realized gain on total investments	28,136,117	10,420,084	40,093,583	68,506,940	18,073,414	828,003
Net change in unrealized appreciation on total investments	28,866,940	22,679,507	9,875,529	11,654,386	51,340,011	35,752,914

Net increase from operations	69,300,423	40,492,752	60,898,752	93,554,419	83,272,933	44,444,839

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(16,402)	(4,831)	—	—	(1,551,580)	(856,206)
Institutional Class	(9,140,901)	(3,214,060)	(10,348,360)	(13,454,920)	(7,482,298)	(2,807,765)
Retail Class	—	—	—	—	—	—
From realized gains:
Retirement Class	(45,355)	(7,977)	—	—	(223,786)	(978,521)
Institutional Class	(10,016,735)	(4,612,657)	(39,398,708)	—	(1,234,349)	(2,736,919)

Total distributions	(19,219,393)	(7,839,525)	(49,747,068)	(13,454,920)	(10,492,013)	(7,379,411)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	34,515,797	537,108	1,831,462	—	40,382,169	37,635,147
Institutional Class	36,533,943	258,518,781	15,890,190	(240,465,862)	194,714,086	328,171,707
Retail Class	—	—	6,836,617	—	—	—

Net increase from shareholder transactions	71,049,740	259,055,889	24,558,269	(240,465,862)	235,096,255	365,806,854

Net increase (decrease) in net assets	121,130,770	291,709,116	35,709,953	(160,366,363)	307,877,175	402,872,282

NET ASSETS
Beginning of period	434,160,845	142,451,729	606,340,520	766,706,883	625,407,015	222,534,733

End of period	$555,291,615	$434,160,845	$642,050,473	$606,340,520	$933,284,190	$625,407,015

Accumulated undistributed net investment income included in net assets	$9,247,007	$6,205,374	$7,937,953	$7,626,281	$10,868,131	$6,063,460

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund		Mid-Cap Value Index Fund		Mid-Cap Blend Index Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$301,356	$148,358	$1,232,675	$918,305	$1,248,052	$882,212
Net realized gain on total investments	2,468,662	2,130,293	5,809,420	5,802,714	5,146,582	4,048,806
Net change in unrealized appreciation (depreciation) on total investments	(164,831)	3,327,584	135,772	2,985,120	1,175,862	8,257,146

Net increase from operations	2,605,187	5,606,235	7,177,867	9,706,139	7,570,496	13,188,164

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,344)	(1,403)	(13,341)	(3,940)	(63,897)	(7,358)
Institutional Class	(170,938)	(119,063)	(900,970)	(780,897)	(849,050)	(734,518)
From realized gains:
Retirement Class	(158,175)	(35,368)	(480,792)	(14,739)	(608,673)	(43,636)
Institutional Class	(1,965,669)	(2,423,070)	(5,327,412)	(2,467,289)	(3,638,956)	(2,657,921)

Total distributions	(2,298,126)	(2,578,904)	(6,722,515)	(3,266,865)	(5,160,576)	(3,443,433)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	9,626,453	58,554	19,603,075	52,517	22,615,949	5,156,933
Institutional Class	6,565,851	2,554,146	11,852,779	4,006,511	12,708,518	5,861,951

Net increase from shareholder transactions	16,192,304	2,612,700	31,455,854	4,059,028	35,324,467	11,018,884

Net increase in net assets	16,499,365	5,640,031	31,911,206	10,498,302	37,734,387	20,763,615

NET ASSETS
Beginning of period	29,876,351	24,236,320	47,708,608	37,210,306	71,033,936	50,270,321

End of period	$46,375,716	$29,876,351	$79,619,814	$47,708,608	$108,768,323	$71,033,936

Accumulated undistributed net investment income included in net assets	$232,149	$108,453	$894,705	$608,776	$862,739	$604,634

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund		Small-Cap Value Index Fund		Small-Cap Blend Index Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$362,880	$354,151	$1,478,473	$1,243,026	$2,005,307	$1,766,810
Net realized gain on total investments	8,228,216	4,881,713	10,232,443	7,809,401	22,158,547	16,240,188
Net change in unrealized appreciation (depreciation) on total investments	(5,393,088)	6,498,713	(964,603)	2,072,527	(7,492,201)	4,752,208

Net increase from operations	3,198,008	11,734,577	10,746,313	11,124,954	16,671,653	22,759,206

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,396)	(948)	(19,221)	(4,224)	(4,320)	(3,023)
Institutional Class	(317,612)	(204,126)	(1,035,285)	(1,028,959)	(1,480,123)	(1,319,515)
From realized gains:
Retirement Class	(176,583)	(41,105)	(267,840)	(94,617)	(166,724)	(25,309)
Institutional Class	(4,656,209)	(8,156,193)	(7,304,501)	(8,271,258)	(14,634,491)	(9,275,848)

Total distributions	(5,153,800)	(8,402,372)	(8,626,847)	(9,399,058)	(16,285,658)	(10,623,695)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	17,693,292	1,298,837	23,358,605	1,683,386	28,344,675	48,526
Institutional Class	4,096,303	7,905,205	6,013,811	6,708,212	24,868,165	14,975,298

Net increase from shareholder transactions	21,789,595	9,204,042	29,372,416	8,391,598	53,212,840	15,023,824

Net increase in net assets	19,833,803	12,536,247	31,491,882	10,117,494	53,598,835	27,159,335

NET ASSETS
Beginning of period	78,261,642	65,725,395	73,712,246	63,594,752	156,752,671	129,593,336

End of period	$98,095,445	$78,261,642	$105,204,128	$73,712,246	$210,351,506	$156,752,671

Accumulated undistributed net investment income included in net assets	$255,163	$232,509	$1,080,621	$680,373	$1,380,006	$1,042,685

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund		Social Choice Equity Fund		Real Estate Securities Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$8,641,507	$3,623,590	$3,068,273	$2,488,203	$12,528,327	$16,368,143
Net realized gain (loss) on total investments	4,162,631	1,456,121	3,768,735	(1,728,050)	34,716,468	63,570,292
Net change in unrealized appreciation on total investments	44,072,241	27,065,130	11,331,970	17,542,015	68,908,535	7,727,166

Net increase from operations	56,876,379	32,144,841	18,168,978	18,302,168	116,153,330	87,665,601

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(23,441)	(10,638)	(603,003)	(410,302)	(5,240,165)	(4,563,855)
Institutional Class	(4,419,675)	(1,814,012)	(1,627,747)	(1,436,827)	(8,754,841)	(8,110,863)
Retail Class	—	—	—	—	(5,876,764)	(5,271,151)
From realized gains:
Retirement Class	(41,165)	(17,980)	—	(126,247)	(14,120,867)	(11,274,581)
Institutional Class	(2,332,838)	(1,051,397)	(8,897)	(387,375)	(25,450,238)	(16,888,289)
Retail Class	—	—	—	—	(16,655,851)	(13,830,527)

Total distributions	(6,817,119)	(2,894,027)	(2,239,647)	(2,360,751)	(76,098,726)	(59,939,266)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	77,804,060	296,519	23,541,681	17,413,087	34,451,626	75,717,652
Institutional Class	75,133,801	133,196,049	5,442,061	20,345,027	(37,325,885)	69,058,231
Retail Class	—	—	20,111,631	—	16,096,896	45,035,627

Net increase from shareholder transactions	152,937,861	133,492,568	49,095,373	37,758,114	13,222,637	189,811,510

Net increase in net assets	202,997,121	162,743,382	65,024,704	53,699,531	53,277,241	217,537,845

NET ASSETS
Beginning of period	239,100,330	76,356,948	165,346,628	111,647,097	551,405,214	333,867,369

End of period	$442,097,451	$239,100,330	$230,371,332	$165,346,628	$604,682,455	$551,405,214

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$7,390,066	$3,197,703	$2,317,390	$1,544,830	$(7,588,501)	$(2,545,553)

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Managed Allocation Fund II	Bond Fund		Bond Plus Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006			For the Period March 31, 2006 (commencement of operations) to September 30, 2006

		For the Years Ended September 30,

		2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$109,013	$74,633,703	$48,915,414	$1,426,814
Net realized gain (loss) on total investments	(14,608)	(18,497,687)	2,174,153	(75,221)
Net change in unrealized appreciation (depreciation) on total investments	502,168	45,843	(17,703,106)	732,283

Net increase from operations	596,573	56,181,859	33,386,461	2,083,876

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(43,044)	(15,821)	—	(28,583)
Institutional Class	(22,367)	(74,738,467)	(49,200,320)	(1,359,303)
Retail Class	(43,078)	(15,787)	—	(38,000)
From realized gains:
Institutional Class	—	—	(5,118,504)	—
From return of capital	—	—	(1,433,689)	—

Total distributions	(108,489)	(74,770,075)	(55,752,513)	(1,425,886)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	7,591,354	1,256,028	—	1,951,265
Institutional Class	22,368	272,554,132	546,910,968	7,793,114
Retail Class	6,806,417	996,278	—	2,044,784

Net increase from shareholder transactions	14,420,139	274,806,438	546,910,968	11,789,163

Net increase in net assets	14,908,223	256,218,222	524,544,916	12,447,153

NET ASSETS
Beginning of period	3,000,000	1,455,931,031	931,386,115	50,000,000

End of period	$17,908,223	$1,712,149,253	$1,455,931,031	$62,447,153

Accumulated undistributed net investment income included in net assets	$707	$—	$—	$5,206

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Short-Term Bond Fund II	High-Yield Fund II	Tax-Exempt Bond Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006	For the Period March 31, 2006 (commencement of operations) to September 30, 2006	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,388,587	$1,907,548	$986,763
Net realized loss on total investments	(38,919)	(203,924)	(53,120)
Net change in unrealized appreciation (depreciation) on total investments	333,324	(136,641)	1,087,793

Net increase from operations	1,682,992	1,566,983	2,021,436

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(29,094)	(33,526)	—
Institutional Class	(1,302,620)	(1,814,927)	(946,577)
Retail Class	(46,825)	(57,676)	(40,379)

Total distributions	(1,378,539)	(1,906,129)	(986,956)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,958,004	6,103,785	—
Institutional Class	7,601,211	4,852,949	946,578
Retail Class	2,807,491	2,299,370	3,735,062

Net increase from shareholder transactions	12,366,706	13,256,104	4,681,640

Net increase in net assets	12,671,159	12,916,958	5,716,120

NET ASSETS
Beginning of period	50,000,000	50,000,000	50,000,000

End of period	$62,671,159	$62,916,958	$55,716,120

Accumulated undistributed net investment income included in net assets	$14,577	$5,563	$3,210

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	concluded

	Inflation-Linked Bond Fund		Money Market Fund

	For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$22,727,324	$17,716,055	$12,669,770	$5,029,420
Net realized gain on total investments	(5,087,836)	9,657,887	—	(373)
Net change in unrealized appreciation (depreciation) on total investments	(10,630,075)	(6,014,111)	—	—

Net increase from operations	7,009,413	21,359,831	12,669,770	5,029,047

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(47,939)	—	(386,577)	—
Institutional Class	(19,233,557)	(14,841,929)	(10,984,901)	(5,029,392)
Retail Class	(3,439,792)	(2,873,776)	(1,324,571)	—
From realized gains:
Institutional Class	(6,830,377)	(5,913,107)	—	—
Retail Class	(1,372,582)	(763,852)	—	—

Total distributions	(30,924,247)	(24,392,664)	(12,696,049)	(5,029,392)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	5,630,426	—	43,806,807	—
Institutional Class	57,364,066	(53,715,287)	71,590,617	20,770,581
Retail Class	(6,786,084)	(25,180,291)	127,325,804	—

Net increase (decrease) from shareholder transactions	56,208,408	(78,895,578)	242,723,228	20,770,581

Net increase (decrease) in net assets	32,293,574	(81,928,411)	242,696,949	20,770,236

NET ASSETS
Beginning of period	395,912,452	477,840,863	200,544,973	179,774,737

End of period	$428,206,026	$395,912,452	$443,241,922	$200,544,973

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$—	$350	$(9,047)	$27

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Financial highlights |	TIAA-CREF Institutional Mutual Funds

	Growth Equity Fund

	Institutional Class

	For the Years Ended September 30,

	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of year	$7.00	$6.31	$5.91	$4.82	$6.40

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.07	0.06	0.05	0.04
Net realized and unrealized gain (loss) on total investments	0.14	0.69	0.40	1.14	(1.60)

Total gain (loss) from investment operations	0.20	0.76	0.46	1.19	(1.56)

Less distributions from:
Net investment income	(0.04)	(0.07)	(0.06)	(0.10)	(0.02)
Net realized gains	—	—	—	—	—

Total distributions	(0.04)	(0.07)	(0.06)	(0.10)	(0.02)

Net asset value, end of year	$7.16	$7.00	$6.31	$5.91	$4.82

TOTAL RETURN	2.91%	12.09%	7.72%	25.10%	(24.44%)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$90,140	$115,925	$92,576	$94,433	$487,620
Ratio of expenses to average net assets before expense waiver and reimbursement	0.22%	0.14%	0.15%	0.18%	0.32%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%	0.14%	0.15%	0.14%	0.22%
Ratio of net investment income to average net assets	0.89%	1.01%	0.93%	0.86%	0.66%
Portfolio turnover rate	197%	119%	76%	105%	61%

(a)	Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Growth & Income Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002	September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.12	$8.16	$7.39	$6.14	$9.05	$8.12	$7.36	$6.14	$7.91	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.13	0.10	0.07	0.14	0.18	0.12	0.10	0.09	0.08
Net realized and unrealized gain (loss) on total investments	0.77	0.95	0.75	1.22	0.76	0.93	0.76	1.22	(1.78)	0.24

Total gain (loss) from investment operations	0.89	1.08	0.85	1.29	0.90	1.11	0.88	1.32	(1.69)	0.32

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.08)	(0.04)	(0.15)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)
Net realized gains	(1.14)	—	—	—	(1.14)	—	—	—	—	—

Total distributions	(1.25)	(0.12)	(0.08)	(0.04)	(1.29)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)

Net asset value, end of period	$8.76	$9.12	$8.16	$7.39	$8.66	$9.05	$8.12	$7.36	$6.14	$10.27

TOTAL RETURN	10.62%	13.32%	11.47%	21.14%	10.87%	13.70%	11.89%	21.62%	(21.51)%	3.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$86,918	$58,731	$35,874	$8,027	$97,494	$141,199	$625,503	$505,404	$376,529	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.46%	0.53%	0.48%	0.42%	0.15%	0.14%	0.15%	0.29%	4.10	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.46%	0.44%	0.47%	0.13%	0.15%	0.14%	0.14%	0.22%	0.43	%(b)
Ratio of net investment income to average net assets	1.36%	1.43%	1.17%	1.02%	1.58%	2.04%	1.46%	1.48%	1.18%	1.55	%(b)
Portfolio turnover rate	133%	223%	77%	150%	133%	223%	77%	150%	128%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002	September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.41	$10.49	$8.65	$6.86	$12.17	$10.29	$8.56	$6.86	$8.08	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.19	0.17	0.13	0.19	0.21	0.20	0.17	0.15	0.05
Net realized and unrealized gain (loss) on total investments	2.13	2.40	1.69	1.66	2.15	2.43	1.69	1.65	(1.29)	0.58

Total gain (loss) from investment operations	2.29	2.59	1.86	1.79	2.34	2.64	1.89	1.82	(1.14)	0.63

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.02)	—	(0.22)	(0.20)	(0.16)	(0.12)	(0.08)	—
Net realized gains	(0.84)	(0.56)	—	—	(0.84)	(0.56)	—	—	—	—

Total distributions	(0.98)	(0.67)	(0.02)	—	(1.06)	(0.76)	(0.16)	(0.12)	(0.08)	—

Net asset value, end of period	$13.72	$12.41	$10.49	$8.65	$13.45	$12.17	$10.29	$8.56	$6.86	$10.63

TOTAL RETURN	19.68%	25.34%	21.45%	26.15%	20.60%	26.45%	22.17%	26.90%	(14.28)%	6.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$519,870	$231,867	$77,400	$9,863	$649,747	$668,009	$528,959	$370,026	$205,899	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.56%	0.58%	0.61%	0.45%	0.21%	0.20%	0.27%	0.44%	1.36	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.56%	0.55%	0.54%	0.45%	0.21%	0.20%	0.20%	0.29%	0.80	%(b)
Ratio of net investment income to average net assets	1.27%	1.67%	1.63%	1.61%	1.48%	1.89%	1.98%	2.20%	1.80%	0.94	%(b)
Portfolio turnover rate	164%	147%	151%	156%	164%	147%	151%	156%	78%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Fund

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.03		0.05		0.03
Net realized and unrealized gain (loss) on total investments	(0.36)		(0.37)		(0.36)

Total gain (loss) from investment operations	(0.33)		(0.32)		(0.33)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$9.67		$9.68		$9.67

TOTAL RETURN	(3.30	)%(c)	(3.20	)%(c)	(3.30	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,145		$12,465		$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	6.76	%(b)	1.97	%(b)	5.35	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38	%(b)	0.13	%(b)	0.43	%(b)
Ratio of net investment income to average net assets	0.69	%(b)	0.97	%(b)	0.61	%(b)
Portfolio turnover rate	81%		81%		81%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are annualized.
(c)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.43	$13.41	$11.55	$9.16	$10.00	$14.41	$13.40	$11.59	$9.16	$10.00	$14.17	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.26	0.24	0.21	0.01	0.27	0.30	0.28	0.25	0.01	0.25	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.75	1.90	2.23	2.24	(0.85)	1.75	1.92	2.22	2.22	(0.85)	1.71	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.98	2.16	2.47	2.45	(0.84)	2.02	2.22	2.50	2.47	(0.84)	1.96	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.25)	(0.16)	(0.06)	(0.06)	—	(0.22)	(0.23)	(0.14)	(0.04)	—	(0.29)	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—

Total distributions	(0.73)	(1.14)	(0.61)	(0.06)	—	(0.70)	(1.21)	(0.69)	(0.04)	—	(0.77)	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$15.68	$14.43	$13.41	$11.55	$9.16	$15.73	$14.41	$13.40	$11.59	$9.16	$15.36	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	14.21%	16.23%	21.59%	26.94%	(8.40)%	14.47%	16.73%	21.96%	26.98%	(8.40)%	14.35%	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$257,287	$159,064	$69,314	$9,943	$92	$215,614	$216,512	$31,289	$14,822	$92	$198,739	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.68%	0.48%	0.51%	0.54%	0.03%	0.38%	0.14%	0.17%	0.21%	0.01%	0.53%	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.67%	0.48%	0.48%	0.47%	0.03%	0.38%	0.14%	0.14%	0.14%	0.01%	0.53%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.54%	1.82%	1.87%	1.89%	0.09%	1.84%	2.11%	2.20%	2.31%	0.11%	1.69%	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class									Institutional Class						Retail Class

									For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)								For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,									For the Years Ended September 30,						For the Years Ended September 30,

	2006		2005		2004		2003			2006	2005	2004	2003			2006	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.88		$14.23		$12.97		$9.21		$10.00	$17.01	$14.30	$13.02	$9.21		$10.00	$16.89	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.02		0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)	0.06	0.06	0.05	0.04		0.00 (c)	0.02	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	0.39		3.31		1.76		3.76		(0.79)	0.41	3.33	1.76	3.77		(0.79)	0.40	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	0.41		3.32		1.76		3.76		(0.79)	0.47	3.39	1.81	3.81		(0.79)	0.42	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	—		(0.00	)(c)	—	(0.02)	(0.01)	(0.03)	—		—	(0.01)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.45)	(0.67)	(0.50)	(0.00	)(c)	—	(0.45)	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.47)	(0.68)	(0.53)	(0.00)		—	(0.46)	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.84		$16.88		$14.23		$12.97		$9.21	$17.01	$17.01	$14.30	$13.02		$9.21	$16.85	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	2.42%		23.72%		13.48%		40.85%		(7.90)%	2.72%	24.12%	13.88%	41.37%		(7.90)%	2.37%	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$164,771		$131,943		$74,600		$25,519		$92	$34,088	$20,808	$3,684	$1,887		$92	$68,416	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.72%		0.48%		0.54%		0.73%		0.03%	0.50%	0.15%	0.17%	0.39%		0.01%	0.68%	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.69%		0.48%		0.48%		0.47%		0.03%	0.43%	0.15%	0.14%	0.14%		0.01%	0.68%	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income to average net assets	0.13%		0.06%		(0.01)%		(0.02)%		0.02%	0.36%	0.39%	0.32%	0.31%		0.04%	0.13%	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	147%		115%		148%		162%		19%	147%	115%	148%	162%		19%	147%	115%		148%		162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.52	$14.38	$11.95	$9.03	$10.00	$17.57	$14.44	$12.02	$9.03	$10.00	$17.36	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.21	0.25	0.21	0.18	0.01	0.26	0.30	0.26	0.22	0.01	0.22	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	1.87	3.60	2.73	2.80	(0.98)	1.87	3.62	2.74	2.81	(0.98)	1.85	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	2.08	3.85	2.94	2.98	(0.97)	2.13	3.92	3.00	3.03	(0.97)	2.07	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.21)	(0.14)	(0.06)	(0.06)	—	(0.23)	(0.22)	(0.13)	(0.04)	—	(0.22)	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.88)	(0.57)	(0.45)	—	—	(0.88)	(0.57)	(0.45)	—	—	(0.87)	(0.57)	(0.45)	—	—

Total distributions	(1.09)	(0.71)	(0.51)	(0.06)	—	(1.11)	(0.79)	(0.58)	(0.04)	—	(1.09)	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$18.51	$17.52	$14.38	$11.95	$9.03	$18.59	$17.57	$14.44	$12.02	$9.03	$18.34	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	12.42%	27.20%	24.82%	33.27%	(9.70)%	12.68%	27.63%	25.36%	33.63%	(9.70)%	12.51%	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$318,024	$266,360	$92,268	$15,669	$90	$38,173	$25,868	$8,042	$4,009	$90	$125,871	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.69%	0.48%	0.52%	0.65%	0.03%	0.47%	0.15%	0.17%	0.32%	0.01%	0.63%	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.68%	0.48%	0.48%	0.47%	0.03%	0.43%	0.15%	0.14%	0.14%	0.01%	0.63%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.20%	1.50%	1.54%	1.52%	0.12%	1.46%	1.82%	1.88%	2.05%	0.14%	1.25%	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class						Institutional Class						Retail Class

						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,						For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004		2003		2006	2005	2004		2003		2006	2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.71	$14.20	$12.62		$9.27	$10.00	$15.84	$14.29	$12.68		$9.27	$10.00	$15.65	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.12	0.09		0.11	0.01	0.10	0.17	0.14		0.14	0.02	0.07	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	1.40	2.19	2.46		3.28	(0.74)	1.41	2.20	2.48		3.29	(0.75)	1.39	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	1.46	2.31	2.55		3.39	(0.73)	1.51	2.37	2.62		3.43	(0.73)	1.46	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.04)		(0.04)	—	(0.11)	(0.12)	(0.08)		(0.02)	—	(0.12)	(0.13)	(0.13)		(0.04)	—
Net realized gains	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—

Total distributions	(1.44)	(0.80)	(0.97)		(0.04)	—	(1.44)	(0.82)	(1.01)		(0.02)	—	(1.45)	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.73	$15.71	$14.20	(c)	$12.62	$9.27	$15.91	$15.84	$14.29	(c)	$12.68	$9.27	$15.66	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	9.90%	16.35%	20.53	%(c)	36.65%	(7.30)%	10.15%	16.69%	20.98	%(c)	37.12%	(7.30)%	9.97%	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,828	$170,413	$116,445		$29,036	$93	$115,273	$116,652	$45,429		$18,702	$93	$85,719	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.72%	0.48%	0.54%		0.95%	0.03%	0.43%	0.15%	0.20%		0.62%	0.01%	0.61%	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.69%	0.48%	0.48%		0.47%	0.03%	0.41%	0.15%	0.14%		0.14%	0.01%	0.61%	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets	0.39%	0.78%	0.68%		0.89%	0.15%	0.66%	1.11%	1.03%		1.25%	0.17%	0.48%	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$11.47	$10.56	$11.60	$9.29	$10.00	$11.33	$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.10	0.12	0.05	0.07	0.01	0.13	0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	0.53	1.04	0.82	2.27	(0.72)	0.54	1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	0.63	1.16	0.87	2.34	(0.71)	0.67	1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.12)	(0.06)	(0.06)	(0.03)	—	(0.09)	(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.07)	(0.19)	(1.85)	—	—	(0.07)	(0.19)	(1.85)	—	—

Total distributions	(0.19)	(0.25)	(1.91)	(0.03)	—	(0.16)	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$11.91	$11.47	$10.56	$11.60	$9.29	$11.84	$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	5.53%	11.04%	7.03%	25.21%	(7.10)%	5.94%	11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$42,719	$22,402	$18,405	$200	$93	$552,918	$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.43%	0.43%	0.52%	0.46%	0.03%	0.08%	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.36%	0.43%	0.42%	0.41%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.86%	1.04%	0.46%	0.68%	0.10%	1.14%	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	40%	61%	19%	19%	0%	40%	61%	19%	19%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.52	$13.07	$11.38	$9.26	$10.00	$14.50	$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.29	0.25	0.23	0.01	0.36	0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	1.68	1.79	1.98	1.96	(0.75)	1.68	1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	2.00	2.08	2.23	2.19	(0.74)	2.04	2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.11)	(0.24)	(0.21)	(0.07)	—	(0.29)	(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.32)	(0.39)	(0.33)	—	—	(0.32)	(0.39)	(0.33)	—	—

Total distributions	(0.43)	(0.63)	(0.54)	(0.07)	—	(0.61)	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$16.09	$14.52	$13.07	$11.38	$9.26	$15.93	$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	14.14%	16.18%	19.82%	23.77%	(7.40)%	14.54%	16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$37,069	$778	$200	$161	$93	$518,223	$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.51%	0.44%	0.97%	0.48%	0.03%	0.08%	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	2.10%	2.07%	1.99%	2.17%	0.12%	2.45%	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	49%	65%	44%	63%	0%	49%	65%	44%	63%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006 (b)							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$9.97	$8.85	$8.07	$6.48	$8.06	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.07		0.17	0.18	0.15	0.13	0.11	0.08
Net realized and unrealized gain (loss) on total investments	0.17		0.78	1.09	0.99	1.53	(1.63)	0.17

Total gain (loss) from investment operations	0.24		0.95	1.27	1.14	1.66	(1.52)	0.25

Less distributions from:
Net investment income	—		(0.17)	(0.15)	(0.29)	(0.05)	(0.06)	—
Net realized gains	—		(0.66)	—	(0.07)	(0.02)	—	—

Total distributions	—		(0.83)	(0.15)	(0.36)	(0.07)	(0.06)	—

Net asset value, end of period	$10.24		$10.09	$9.97	$8.85	$8.07	$6.48	$10.25

TOTAL RETURN	2.40%		10.08%	14.40%	14.17%	25.79%	(19.04)%	2.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,909		$633,027	$606,341	$766,707	$1,355,731	$419,771	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	4.07	%(c)	0.08%	0.09%	0.08%	0.09%	0.27%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34	%(c)	0.08%	0.09%	0.08%	0.08%	0.17%	0.24	%(c)
Ratio of net investment income to average net assets	1.39	%(c)	1.74%	1.94%	1.67%	1.71%	1.41%	1.53	%(c)
Portfolio turnover rate	32%		32%	24%	26%	5%	14%	32%

(a)	Based on average shares outstanding.
(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.08	$12.95	$11.48	$9.32	$10.00	$14.08	$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.22	0.17	0.14	0.01	0.27	0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	1.22	1.29	1.36	2.07	(0.69)	1.22	1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	1.45	1.51	1.53	2.21	(0.68)	1.49	1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.21)	(0.18)	(0.06)	(0.05)	—	(0.18)	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.03)	(0.20)	—	—	—	(0.03)	(0.20)	—	—	—

Total distributions	(0.24)	(0.38)	(0.06)	(0.05)	—	(0.21)	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$15.29	$14.08	$12.95	$11.48	$9.32	$15.36	$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	10.39%	11.69%	13.29%	23.77%	(6.80)%	10.70%	12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$149,408	$98,508	$54,914	$12,860	$93	$783,876	$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.37%	0.44%	0.48%	0.51%	0.03%	0.07%	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.37%	0.44%	0.44%	0.43%	0.03%	0.07%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.56%	1.65%	1.31%	1.27%	0.11%	1.86%	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	25%	38%	21%	20%	0%	25%	38%	21%	20%	0%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class						Institutional Class

						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004	2003			2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.83	$12.91	$9.35		$10.00	$14.36	$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.08	0.03	0.01	0.01		0.01	0.12	0.07	0.06	0.04		0.01
Net realized and unrealized gain (loss) on total investments	0.85	2.79	1.68	3.55		(0.66)	0.85	2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	0.93	2.82	1.69	3.56		(0.65)	0.97	2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.01)	(0.00	)(c)	—	(0.08)	(0.06)	(0.06)	(0.02)		—
Net realized gains	(0.95)	(1.31)	(1.76)	(0.00	)(c)	—	(0.95)	(1.31)	(1.76)	(0.00	)(c)

Total distributions	(0.97)	(1.36)	(1.77)	(0.00	)(c)	—	(1.03)	(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$14.25	$14.29	$12.83	$12.91		$9.35	$14.30	$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	6.60%	22.86%	13.15%	38.14%		(6.50)%	6.88%	23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$10,121	$445	$344	$303		$94	$36,255	$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	0.94%	0.45%	0.73%	0.48%		0.03%	0.41%	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.45%	0.44%	0.41%		0.03%	0.08%	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets	0.54%	0.19%	0.10%	0.06%		0.05%	0.84%	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	72%	42%	32%	35%		0%	72%	42%	32%	35%		0%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.
(c)	Amount represents less than $0.01 per share.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.52	$14.20	$11.80	$9.30	$10.00	$16.55	$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.28	0.24	0.21	0.01	0.33	0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.49	3.25	2.65	2.36	(0.71)	1.47	3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	1.77	3.53	2.89	2.57	(0.70)	1.80	3.57	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.05)	(0.26)	(0.20)	(0.07)	—	(0.31)	(0.30)	(0.26)	(0.08)	—
Net realized gains	(1.84)	(0.95)	(0.29)	—	—	(1.84)	(0.95)	(0.29)	—	—

Total distributions	(1.89)	(1.21)	(0.49)	(0.07)	—	(2.15)	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$16.40	$16.52	$14.20	$11.80	$9.30	$16.20	$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	11.77%	25.80%	24.92%	27.78%	(7.00)%	12.10%	26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,433	$289	$200	$308	$93	$59,187	$47,420	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.44%	1.00%	0.48%	0.03%	0.29%	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.79%	1.81%	1.81%	2.04%	0.12%	2.11%	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	76%	43%	23%	24%	0%	76%	43%	23%	24%	0%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Blend Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.90	$14.35	$12.33	$9.38	$10.00	$16.85	$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.18	0.16	0.13	0.01	0.25	0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	1.27	3.27	2.28	2.86	(0.63)	1.26	3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	1.47	3.45	2.44	2.99	(0.62)	1.51	3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.10)	(0.13)	(0.08)	(0.04)	—	(0.22)	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.92)	(0.77)	(0.34)	—	—	(0.92)	(0.77)	(0.34)	—	—

Total distributions	(1.02)	(0.90)	(0.42)	(0.04)	—	(1.14)	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$17.35	$16.90	$14.35	$12.33	$9.38	$17.22	$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	9.03%	24.62%	19.94%	32.02%	(6.20)%	9.34%	25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$29,584	$6,338	$563	$254	$94	$79,185	$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.59%	0.44%	0.66%	0.53%	0.03%	0.27%	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.36%	0.44%	0.44%	0.41%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.17%	1.15%	1.13%	1.19%	0.09%	1.48%	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	69%	40%	19%	35%	0%	69%	40%	19%	35%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.31	$14.54	$13.13	$9.32	$10.00	$14.56	$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.02	0.03	0.01	0.04	0.01	0.06	0.07	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	0.91	2.52	2.17	3.79	(0.69)	0.74	2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	0.93	2.55	2.18	3.83	(0.68)	0.80	2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.03)	(0.02)	—	(0.06)	(0.04)	(0.08)	(0.03)	—
Net realized gains	(0.88)	(1.74)	(0.74)	—	—	(0.88)	(1.74)	(0.74)	—	—

Total distributions	(0.90)	(1.78)	(0.77)	(0.02)	—	(0.94)	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$15.34	$15.31	$14.54	$13.13	$9.32	$14.42	$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	6.13%	17.67%	16.86%	41.11%	(6.80)%	5.66%	17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$17,974	$1,652	$279	$177	$93	$80,122	$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.62%	0.45%	0.67%	0.48%	0.03%	0.22%	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.45%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.15%	0.18%	0.04%	0.32%	0.09%	0.43%	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	102%	70%	45%	52%	0%	102%	70%	45%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.45	$14.00	$12.11	$9.30	$10.00	$14.36	$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.22	0.20	0.18	0.17	0.02	0.25	0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	1.57	2.17	2.80	2.70	(0.72)	1.54	2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	1.79	2.37	2.98	2.87	(0.70)	1.79	2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.11)	(0.08)	(0.17)	(0.06)	—	(0.21)	(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.49)	(1.84)	(0.92)	—	—	(1.49)	(1.84)	(0.92)	—	—

Total distributions	(1.60)	(1.92)	(1.09)	(0.06)	—	(1.70)	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$14.64	$14.45	$14.00	$12.11	$9.30	$14.45	$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	13.58%	17.39%	25.18%	31.04%	(7.00)%	13.79%	17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$26,014	$1,933	$237	$135	$93	$79,190	$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.64%	0.44%	0.91%	0.50%	0.03%	0.22%	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.58%	1.42%	1.32%	1.63%	0.20%	1.76%	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	74%	60%	42%	56%	0%	74%	60%	42%	56%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Blend Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.65	$14.32	$12.59	$9.31	$10.00	$15.68	$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.13	0.13	0.10	0.11	0.01	0.17	0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	1.27	2.33	2.19	3.21	(0.70)	1.26	2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	1.40	2.46	2.29	3.32	(0.69)	1.43	2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.04)	(0.12)	(0.07)	(0.04)	—	(0.14)	(0.14)	(0.14)	(0.05)	—
Net realized gains	(1.43)	(1.01)	(0.49)	—	—	(1.43)	(1.01)	(0.49)	—	—

Total distributions	(1.47)	(1.13)	(0.56)	(0.04)	—	(1.57)	(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$15.58	$15.65	$14.32	$12.59	$9.31	$15.54	$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	9.51%	17.43%	18.26%	35.76%	(6.90)%	9.80%	17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,500	$409	$330	$157	$93	$181,852	$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.58%	0.44%	0.77%	0.52%	0.03%	0.15%	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.34%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.88%	0.86%	0.71%	0.98%	0.15%	1.10%	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	71%	63%	24%	52%	0%	71%	63%	24%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.76	$13.67	$11.51	$9.21	$10.00	$16.64	$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.27	0.27	0.20	0.02	0.47	0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	2.63	3.12	2.20	2.14	(0.81)	2.64	3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	3.11	3.39	2.47	2.34	(0.79)	3.11	3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.08)	(0.11)	(0.26)	(0.04)	—	(0.27)	(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.15)	(0.19)	(0.05)	—	—	(0.15)	(0.19)	(0.05)	—	—

Total distributions	(0.23)	(0.30)	(0.31)	(0.04)	—	(0.42)	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$19.64	$16.76	$13.67	$11.51	$9.21	$19.33	$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	18.72%	25.04%	21.68%	25.44%	(7.90)%	19.02%	25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$82,537	$1,247	$789	$116	$92	$359,561	$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.47%	0.50%	0.50%	0.65%	0.03%	0.17%	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41%	0.50%	0.50%	0.47%	0.03%	0.15%	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	2.56%	1.78%	2.02%	1.94%	0.22%	2.58%	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	43%	32%	7%	9%	0%	43%	32%	7%	9%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class				Institutional Class						Retail Class

	For the Years Ended September 30,				For the Years Ended September 30,						For the Period March 31, 2006 (commencement of operations)
											to September 30,
	2006	2005	2004	2003 (c)	2006		2005	2004	2003	2002	2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.23	$9.08	$8.01	$6.41	$10.13		$8.96	$7.96	$6.41	$8.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.14	0.10	0.09	0.18		0.18	0.14	0.12	0.11	0.10
Net realized and unrealized gain (loss) on total investments	0.81	1.17	1.00	1.54	0.80		1.16	0.99	1.52	(1.64)	0.08

Total gain (loss) from investment operations	0.96	1.31	1.10	1.63	0.98		1.34	1.13	1.64	(1.53)	0.18

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.03)	(0.03)	(0.14)		(0.13)	(0.13)	(0.09)	(0.09)	—
Net realized gains	—	(0.04)	—	—	(0.00	)(h)	(0.04)	—	—	—	—

Total distributions	(0.11)	(0.16)	(0.03)	(0.03)	(0.14)		(0.17)	(0.13)	(0.09)	(0.09)	—

Net asset value, end of period	$11.08	$10.23	$9.08	$8.01	$10.97		$10.13	$8.96	$7.96	$6.41	$10.18

TOTAL RETURN	9.45%	14.41%	13.78%	25.42%	9.77%		15.03%	14.23%	25.89%	(19.34)%	1.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$79,640	$50,855	$28,870	$8,936	$129,712		$114,491	$82,778	$50,790	$36,180	$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.44%	0.52%	0.48%	0.19%		0.10%	0.10%	0.13%	0.81%	0.99	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.44%	0.44%	0.43%	0.17%		0.10%	0.08%	0.08%	0.18%	0.40	%(e)
Ratio of net investment income to average net assets	1.41%	1.46%	1.15%	1.16%	1.69%		1.87%	1.54%	1.65%	1.34%	1.95	%(e)
Portfolio turnover rate	18%	17%	7%	28%	18%		17%	7%	28%	22%	18%

(a)	Based on average shares outstanding.

(c)	The Retirement Class commenced operations on October 1, 2002.

(e)	The percentages shown for this period are annualized.

(h)	Amount represents less than $0.01.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.66	$13.62	$12.40	$9.72	$10.00	$14.46	$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.48	0.50	0.57	0.05	0.34	0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	2.76	2.53	2.49	2.39	(0.31)	2.69	2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	3.07	3.01	2.99	2.96	(0.26)	3.03	2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.49)	(0.51)	(0.43)	(0.27)	(0.02)	(0.57)	(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.58)	(1.46)	(1.34)	(0.01)	—	(1.58)	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.07)	(1.97)	(1.77)	(0.28)	(0.02)	(2.15)	(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$15.66	$14.66	$13.62	$12.40	$9.72	$15.34	$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	23.45%	22.86%	25.81%	30.92%	(2.58)%	23.49%	22.87%	26.30%	30.94%	(2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$197,157	$150,382	$69,980	$14,207	$97	$218,442	$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.48%	0.50%	0.51%	0.03%	0.42%	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.70%	0.48%	0.47%	0.48%	0.03%	0.42%	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	2.14%	3.36%	3.88%	4.81%	0.51%	2.40%	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	174%	244%	349%	317%	15%	174%	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds

	Real Estate Securities Fund

	Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)
	For the Years Ended September 30,

	2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.70	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	3.01	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.58)	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.09)	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$15.27	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	23.50%	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$189,084	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.62%	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.62%	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	2.21%	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	174%	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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continued

	Managed Allocation Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.11		0.13
Net realized and unrealized gain (loss) on total investments	0.11		0.11		0.10

Total gain (loss) from investment operations	0.22		0.22		0.23

Less distributions from:
Net investment income	(0.09)		(0.11)		(0.07)
Net realized gains	—		—		—

Total distributions	(0.09)		(0.11)		(0.07)

Net asset value, end of period	$10.13		$10.11		$10.16

TOTAL RETURN	2.17	%(c)	2.25	%(c)	2.36	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$8,358		$2,046		$7,505
Ratio of expenses to average net assets before expense reimbursement	1.59	%(b)	1.50	%(b)	1.38	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.25	%(b)	0.00	%(b)	0.00	%(b)
Ratio of net investment income to average net assets	2.14	%(b)	2.26	%(b)	2.56	%(b)
Portfolio turnover rate	8%		8%		8%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006
			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.10	$10.29	$10.81	$10.72	$10.58	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.47	0.42	0.41	0.44	0.52	0.23
Net realized and unrealized gain (loss) on total investments	0.11		(0.13)	(0.14)	(0.06)	0.17	0.33	0.11

Total gain (loss) from investment operations	0.35		0.34	0.28	0.35	0.61	0.85	0.34

Less distributions from:
Net investment income	(0.22)		(0.47)	(0.42)	(0.42)	(0.44)	(0.52)	(0.23)
Net realized gains	—		—	(0.04)	(0.45)	(0.08)	(0.19)	—
Return of capital	—		—	(0.01)	—	—	—	—

Total distributions	(0.22)		(0.47)	(0.47)	(0.87)	(0.52)	(0.71)	(0.23)

Net asset value, end of period	$10.13		$9.97	$10.10	$10.29	$10.81	$10.72	$10.11

TOTAL RETURN	3.52	%(b)	3.46%	2.86%	3.46%	5.84%	8.52%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,270		$1,709,874	$1,455,931	$931,386	$1,429,288	$1,170,560	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	7.70	%(c)	0.25%	0.14%	0.14%	0.14%	0.24%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55	%(c)	0.25%	0.14%	0.14%	0.14%	0.19%	0.60	%(c)
Ratio of net investment income to average net assets	4.69	%(c)	4.71%	4.10%	3.94%	4.08%	5.16%	4.63	%(c)
Portfolio turnover rate	183%		183%	274%	90%	169%	181%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds

	Bond Plus Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.25		0.26		0.25
Net realized and unrealized gain (loss) on total investments	0.10		0.10		0.10

Total gain (loss) from investment operations	0.35		0.36		0.35

Less distributions from:
Net investment income	(0.23)		(0.26)		(0.23)
Net realized gains	—		—		—

Total distributions	(0.23)		(0.26)		(0.23)

Net asset value, end of period	$10.12		$10.10		$10.12

TOTAL RETURN	3.54	%(c)	3.62	%(c)	3.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,474		$57,393		$2,581
Ratio of expenses to average net assets before expense reimbursement	4.86	%(b)	0.62	%(b)	3.73	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.55	%(b)	0.35	%(b)	0.50	%(b)
Ratio of net investment income to average net assets	5.03	%(b)	5.15	%(b)	5.06	%(b)
Portfolio turnover rate	92%		92%		92%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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continued

	Short-Term Bond Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.24		0.24
Net realized and unrealized gain (loss) on total investments	0.03		0.04		0.03

Total gain (loss) from investment operations	0.27		0.28		0.27

Less distributions from:
Net investment income	(0.21)		(0.24)		(0.22)
Net realized gains	—		—		—

Total distributions	(0.21)		(0.24)		(0.22)

Net asset value, end of period	$10.06		$10.04		$10.05

TOTAL RETURN	2.75	%(c)	2.83	%(c)	2.75	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,473		$56,867		$3,331
Ratio of expenses to average net assets before expense reimbursement	4.50	%(b)	0.55	%(b)	2.88	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.50	%(b)	0.30	%(b)	0.45	%(b)
Ratio of net investment income to average net assets	4.76	%(b)	4.87	%(b)	4.82	%(b)
Portfolio turnover rate	83%		83%		83%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 325

Financial highlights |	TIAA-CREF Institutional Mutual Funds

	High-Yield Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.36		0.35		0.35
Net realized and unrealized gain (loss) on total investments	(0.12)		(0.08)		(0.09)

Total gain (loss) from investment operations	0.24		0.27		0.26

Less distributions from:
Net investment income	(0.32)		(0.35)		(0.32)
Net realized gains	—		—		—

Total distributions	(0.32)		(0.35)		(0.32)

Net asset value, end of period	$9.92		$9.92		$9.94

TOTAL RETURN	2.51	%(c)	2.82	%(c)	2.72	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,620		$53,478		$2,819
Ratio of expenses to average net assets before expense reimbursement	5.28	%(b)	0.67	%(b)	3.56	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.60	%(b)	0.40	%(b)	0.55	%(b)
Ratio of net investment income to average net assets	7.19	%(b)	7.16	%(b)	7.13	%(b)
Portfolio turnover rate	26%		26%		26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

326 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Tax-Exempt Bond Fund II

	Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.19		0.19
Net realized and unrealized gain (loss) on total investments	0.19		0.18

Total gain (loss) from investment operations	0.38		0.37

Less distributions from:
Net investment income	(0.19)		(0.17)
Net realized gains	—		—

Total distributions	(0.19)		(0.17)

Net asset value, end of period	$10.19		$10.20

TOTAL RETURN	3.85	%(c)	3.77	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$51,414		$4,302
Ratio of expenses to average net assets before expense reimbursement	0.63	%(b)	2.93	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.35	%(b)	0.50	%(b)
Ratio of net investment income to average net assets	3.79	%(b)	3.77	%(b)
Portfolio turnover rate	73%		73%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 327

Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			For the Years Ended September 30,					For the Years Ended September 30,

			2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.69	$10.75	$10.51	$10.12	$10.00	$10.54	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31		0.56	0.43	0.45	0.37	0.02	0.54	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.09		(0.39)	0.12	0.30	0.31	0.12	(0.39)	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.40		0.17	0.55	0.75	0.68	0.14	0.15	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.21)		(0.57)	(0.46)	(0.42)	(0.29)	(0.02)	(0.55)	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—		(0.21)	(0.15)	(0.09)	—	—	(0.21)	(0.15)	(0.09)	—	—

Total distributions	(0.21)		(0.78)	(0.61)	(0.51)	(0.29)	(0.02)	(0.76)	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.19		$10.08	$10.69	$10.75	$10.51	$10.12	$9.93	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	4.04	%(b)	1.70%	5.19%	7.36%	6.82%	1.37%	1.53%	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,661		$363,157	$325,636	$382,305	$223,138	$101	$59,388	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	2.44	%(d)	0.28%	0.14%	0.15%	0.15%	0.01%	0.47%	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.55	%(d)	0.28%	0.14%	0.14%	0.14%	0.01%	0.43%	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	6.08	%(d)	5.46%	3.97%	4.27%	3.56%	0.23%	5.32%	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	83%		83%	239%	151%	210%	0%	83%	239%	151%	210%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

328 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 329

Financial highlights |	TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	0.03		0.05	0.03	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on total investments	—		—	—	—	—	—	—

Total gain from investment operations	0.03		0.05	0.03	0.01	0.01	0.02	0.03

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized gains	—		—	—	—	—	—	—

Total distributions	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.45	%(b)	4.70%	2.68%	1.10%	1.27%	1.89%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$43,804		$272,119	$200,545	$179,775	$175,247	$188,394	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71	%(c)	0.14%	0.09%	0.09%	0.10%	0.28%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35	%(c)	0.13%	0.09%	0.09%	0.09%	0.16%	0.25	%(c)
Ratio of net investment income to average net assets	5.07	%(c)	4.65%	2.65%	1.10%	1.27%	1.71%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

330 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 331

Notes to financial statements

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty-six series. The Large-Cap Growth, Managed Allocation II, High-Yield II, Bond Plus II, Tax-Exempt Bond II, and Short-Term Bond II Funds commenced operations on March 31, 2006. Seven Funds, known as the TIAA-CREF Lifecycle Funds, are presented in a separate shareholder report.

At the commencement of operations of each of these Funds and classes, Teachers Insurance and Annuity Association of America (“TIAA”) invested in each Fund and class. As of September 30, 2006, TIAA had investments in the Funds as follows:

	Value of TIAA’s investments at September 30, 2006

	Retirement	Institutional	Retail
Fund	Class	Class	Class	Total

Growth & Income	$—	$—	$516,101	$516,101
International Equity	—	—	531,500	531,500
Large-Cap Growth	483,500	8,712,000	483,500	9,679,000
Large-Cap Growth Index	145,892	822,990	—	968,882
Large-Cap Value Index	182,098	—	—	182,098
Equity Index	512,000	—	512,500	1,024,500
Mid-Cap Growth Index	191,406	29,173,075	—	29,364,481
Mid-Cap Value Index	208,730	47,659,604	—	47,868,334
Mid-Cap Blend Index	201,823	16,208,211	—	16,410,034
Small-Cap Growth Index	191,926	77,839,529	—	78,031,455
Small-Cap Value Index	203,413	74,385,476	—	74,588,889
Small-Cap Blend Index	192,224	19,680,135	—	19,872,359
International Equity Index	208,669	12,333,328	—	12,541,997
Social Choice Equity	—	—	509,000	509,000
Real Estate Securities	238,922	240,029	19,149,273	19,628,224
Managed Allocation II	510,865	2,044,988	511,819	3,067,672
Bond	517,587	—	517,115	1,034,702
Bond Plus II	517,679	50,774,085	517,758	51,809,522
Short-Term Bond II	513,758	50,388,810	513,734	51,416,302
High-Yield II	512,539	50,380,600	513,588	51,406,727
Tax-Exempt Bond II	—	51,403,287	518,835	51,922,122
Inflation-Linked Bond	520,219	—	—	520,219
Money Market	512,210	—	512,615	1,024,825

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. The Funds may offer Retirement, Institutional and Retail classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. Retirement Class shares are offered through accounts established by

332 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

employers, or the trustees of plans sponsored by employers, primarily through TIAA or its affiliates, in connection with certain employee benefit plans. Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA, including through certain employee benefit plans. Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost. Investments in other registered investment companies are valued at their net asset value. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting

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Notes to financial statements	continued

their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in underlying funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Distributions received from Real Estate Investment Trusts (“REITs”) are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, realized gains and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by each REIT, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported.

Mortgage dollar roll transactions: The Funds may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery and contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Funds’ policy is to record the dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income

334 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the year ended September 30, 2006.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 335

Notes to financial statements	continued

increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Bond Fund, Bond Plus II Fund and Inflation-Linked Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index. The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income,

336 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Real Estate Securities, Managed Allocation II and the Inflation-Linked Bond Funds for which distributions are declared and paid quarterly; for the Bond Plus II, Short-Term Bond II, High Yield II, Tax-Exempt Bond II and the Bond Funds where distributions are declared and paid monthly; and for the Money Market Fund where distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REITs adjustments, foreign currency transactions, distribution reclassification, and gains on certain equity securities designated and issued by “passive foreign investment companies.”

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2006, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, gains and losses on redemptions in-kind, stock issuance expenses and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

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Notes to financial statements	continued

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Income and expenses: Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for Service Agreement Fees, Distribution Fees, Transfer Agency Fees and Expenses, Registration Fees, and Report Printing and Mailing Fees, which are unique to each class of shares.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred.

Also, under the Funds’ organizational documents, the trustees and officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—investment advisor and affiliates

Under the terms of the Funds’ Investment Management Agreement, Advisors provides asset management services to each Fund for an annual fee, payable monthly. Under the terms of the Funds’ Services Agreement, the Retirement Class of each Fund incurs an annual fee, payable monthly, for certain administrative costs associated with offering Retirement Class shares on retirement plan platforms. Under the terms of a Distribution (12b-1) Plan, the Retail Class of each Fund reimburses TPIS for amounts incurred up to 0.25% of average daily net assets to distribute the Retail Class of each Fund. TPIS has agreed to waive reimbursement under the Distribution Plan through September 30, 2007. Advisors has agreed to reimburse Funds if expense ratios exceed certain percentages. These reimbursements and waivers are contractual and will remain in effect through September 30, 2007 for actively managed Funds and April 30, 2010 for Funds managed to an index. For the period February 1, 2006 through September 30, 2006, the Investment Management Fee, Service Agreement Fee, Distribution Fee and maximum expense amounts are equal to the following annual percentage of average daily net assets for each class of shares:

338 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Investment Management Fee Range		Service Agreement Fee	Maximum Distribution Fee	Maximum Expense Amounts

Fund			Retirement Class	Retail Class	Retirement Class*	Institutional Class*	Retail Class**

Growth Equity	0.08%		—	—	—	0.06%	—
Growth & Income†	0.39-0.45	‡	0.25%	0.25%	0.30%	0.05	0.43%
International Equity†	0.44-0.50		0.25	0.25	0.30	0.10	0.80
Large-Cap Growth†	0.39-0.45	‡	0.25	0.25	0.30	0.05	0.43
Large-Cap Value†	0.39-0.45		0.25	0.25	0.30	0.05	0.80
Mid-Cap Growth†	0.42-0.48		0.25	0.25	0.30	0.07	0.85
Mid-Cap Value†	0.42-0.48		0.25	0.25	0.30	0.07	0.85
Small-Cap Equity†	0.42-0.48		0.25	0.25	0.30	0.07	0.85
Large-Cap Growth Index	0.04		0.25	—	0.30	0.04	—
Large-Cap Value Index	0.04		0.25	—	0.30	0.04	—
Equity Index	0.04		0.25	0.25	0.30	0.04	0.24
S&P 500 Index	0.04		0.25	—	0.30	0.04	—
Mid-Cap Growth Index	0.04		0.25	—	0.30	0.04	—
Mid-Cap Value Index	0.04		0.25	—	0.30	0.04	—
Mid-Cap Blend Index	0.04		0.25	—	0.30	0.04	—
Small-Cap Growth Index	0.04		0.25	—	0.30	0.04	—
Small-Cap Value Index	0.04		0.25	—	0.30	0.04	—
Small-Cap Blend Index	0.04		0.25	—	0.30	0.04	—
International Equity Index	0.04		0.25	—	0.30	0.11	—
Social Choice Equity	0.15		0.25	0.25	0.30	0.05	0.40
Real Estate Securities†	0.44-0.50		0.25	0.25	0.30	0.05	0.90
Managed Allocation II	—		0.25	0.25	0.25	—	—
Bond†	0.27-0.30		0.25	0.25	0.30	0.05	0.60
Bond Plus II†	0.27-0.30		0.25	0.25	0.25	0.05	0.50
Short-Term Bond II†	0.22-0.25		0.25	0.25	0.25	0.05	0.45
High Yield II†	0.32-0.35		0.25	0.25	0.25	0.05	0.55
Tax-Exempt Bond II†	0.27-0.30		—	0.25	—	0.05	0.50
Inflation-Linked Bond†	0.27-0.30		0.25	0.25	0.25	0.05	0.50
Money Market	0.10		0.25	0.25	0.25	0.05	0.30

†	These Funds are subject to a breakpoint schedule on their management fees, which reduce these fees as the Fund’s net assets increase.

‡	0.08% after waiver, through September 30, 2007.

*	Maximum expense amounts reflect all expenses, excluding investment management fees.

**	Maximum expense amounts reflect all expenses, including investment management fees.

Prior to February 1, 2006, the Funds’ expense structure included different fee rates and certain other expenses were unitary in nature. Each Fund, except for the Growth Equity Fund, had an Investment Management Agreement that provided for a different annual fee rate during this period. Under the terms of the Funds’ Services Agreement, Advisors provided transfer agency, accounting and

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 339

Notes to financial statements	continued

administration services for each Fund Class for an annual fee, payable monthly. Also during the period prior to February 1, 2006, Advisors agreed to reimburse the Funds if expense ratios exceed certain percentages. For the period October 1, 2005 through January 31, 2006, the Investment Management Fee, Services Fee and maximum expense amounts were equal to the following annual percentage of average daily net assets for each class of shares:

	Investment Management Fee	Service Agreement Fee			Maximum Expense Amounts

Fund		Retirement Class	Institutional Class	Retail Class	Retirement Class	Institutional Class	Retail Class

Growth Equity	0.08%	—	0.04%	—	—	0.14%	—
Growth & Income	0.08	0.34%	0.04	—	0.44%	0.14	—
International Equity	0.09	0.34	0.03	—	0.55	0.20	—
Large-Cap Value	0.08	0.34	0.04	0.33%	0.48	0.14	0.44%
Mid-Cap Growth	0.08	0.34	0.04	0.33	0.48	0.15	0.44
Mid-Cap Value	0.08	0.34	0.04	0.33	0.48	0.15	0.44
Small-Cap Equity	0.08	0.34	0.04	0.19	0.48	0.15	0.30
Large-Cap Growth Index	0.04	0.34	0.02	—	0.42	0.08	—
Large-Cap Value Index	0.04	0.34	0.02	—	0.44	0.08	—
Equity Index	0.04	—	0.02	—	—	0.08	—
S&P 500 Index	0.04	0.34	0.02	—	0.44	0.08	—
Mid-Cap Growth Index	0.04	0.34	0.02	—	0.44	0.08	—
Mid-Cap Value Index	0.04	0.34	0.02	—	0.44	0.08	—
Mid-Cap Blend Index	0.04	0.34	0.02	—	0.44	0.08	—
Small-Cap Growth Index	0.04	0.34	0.02	—	0.44	0.08	—
Small-Cap Value Index	0.04	0.34	0.02	—	0.44	0.08	—
Small-Cap Blend Index	0.04	0.34	0.02	—	0.44	0.08	—
International Equity Index	0.04	0.34	0.03	—	0.50	0.15	—
Social Choice Equity	0.04	0.34	0.02	—	0.44	0.10	—
Real Estate Securities	0.09	0.34	0.04	0.33	0.47	0.16	0.45
Bond	0.08	—	0.04	—	—	0.14	—
Inflation-Linked Bond	0.09	—	0.03	0.18	—	0.14	0.30
Money Market	0.04	—	0.03	—	—	0.09	—

In May 2006, Advisors discovered misallocations of income and net capital gains between share classes of the Social Choice Equity Fund, the Growth & Income Fund, and the International Equity Fund. In connection with remediating those misallocations, on August 29, 2006, Advisors made payments of approximately $125,000 and $215,000 to the Growth & Income Fund and Social Choice Equity Fund, respectively. Those payments are reflected as “other income” in the respective statements of operations for those Funds. The effect on net assets per share at September 30, 2006 resulting from correcting amounts related to the prior fiscal year was to increase (decrease) net assets per share for Growth &

340 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Income Retirement and Institutional classes by $0.004 and ($0.003), respectively, and Social Choice Equity Retirement and Institutional classes by $0.008 and ($0.005), respectively, for the year ended September 30, 2006. In addition, subsequent to September 30, 2006, Advisors made payments of approximately $2.4 million directly to shareholders of the International Equity Fund.

Note 3—investments

At September 30, 2006, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Growth Equity	$91,466,642	$2,422,439	$(2,975,525)	$(553,086)
Growth & Income	166,331,615	21,531,988	(1,325,315)	20,206,673
International Equity	990,513,802	180,355,383	(8,454,975)	171,900,408
Large-Cap Growth	16,391,867	725,440	(338,573)	386,867
Large-Cap Value	615,427,369	73,239,415	(11,445,233)	61,794,182
Mid-Cap Growth	245,120,696	29,906,487	(6,841,985)	23,064,502
Mid-Cap Value	438,867,275	50,627,252	(8,764,313)	41,862,939
Small-Cap Equity	404,948,131	30,531,149	(18,512,425)	12,018,724
Large-Cap Growth Index	553,233,347	63,427,154	(21,635,139)	41,792,015
Large-Cap Value Index	479,210,846	80,682,980	(5,625,226)	75,057,754
Equity Index	482,757,276	169,188,991	(10,433,573)	158,755,418
S&P 500 Index	830,870,526	118,385,949	(15,510,599)	102,875,350
Mid-Cap Growth Index	38,912,700	8,604,012	(1,118,364)	7,485,648
Mid-Cap Value Index	68,827,380	11,709,920	(834,430)	10,875,490
Mid-Cap Blend Index	87,506,361	22,147,942	(1,767,815)	20,380,127
Small-Cap Growth Index	86,470,583	16,912,973	(5,331,241)	11,581,732
Small-Cap Value Index	95,132,639	15,116,166	(4,608,521)	10,507,645
Small-Cap Blend Index	184,923,311	35,597,874	(10,717,753)	24,880,121
International Equity Index	351,437,310	91,071,249	(2,946,257)	88,124,992
Social Choice Equity	200,770,771	35,868,800	(5,412,613)	30,456,187
Real Estate Securities	519,265,689	90,609,215	(9,881,071)	80,728,144
Managed Allocation II	17,414,137	494,024	—	494,024
Bond	1,791,537,560	7,513,895	(15,823,563)	(8,309,668)
Bond Plus II	61,005,745	745,072	(34,006)	711,066
Short-Term Bond II	62,318,957	344,316	(11,422)	332,894
High-Yield II	62,239,246	512,579	(658,720)	(146,141)
Tax-Exempt Bond II	55,509,709	1,087,968	(175)	1,087,793
Inflation-Linked Bond	433,534,796	939,948	(9,887,154)	(8,947,206)

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 341

Notes to financial statements	continued

At September 30, 2006, these Funds held the following open futures contracts:

		Number of	Market	Expiration	Unrealized
Fund	Future	Contracts	Value	Date	Gain/(Loss)

Small-Cap Equity	Mini Russell	73	$5,344,330	December 2006	$41,309
Large-Cap Growth Index	E-mini S&P 500 Index	6	403,620	December 2006	(944)
Large-Cap Value Index	E-mini S&P 500 Index	29	1,950,830	December 2006	10,503

Equity Index	E-mini S&P 500 Index	6	403,620	December 2006	(75)
Equity Index	Mini Russell	1	73,210	December 2006	(162)

			476,830		(237)

S&P 500 Index	E-mini S&P 500 Index	16	1,076,320	December 2006	12,684
Mid-Cap Value Index	E-mini S&P Mid 400 Index	10	760,600	December 2006	(5,823)
Mid-Cap Blend Index	E-mini S&P Mid 400 Index	5	380,300	December 2006	2,174
Small-Cap Value Index	Mini Russell	21	1,537,410	December 2006	(2,193)

Purchases and sales of securities (other than short-term money market instruments) for all of the Funds, except the Money Market Fund, for the year ended September 30, 2006, were as follows:

	Non-Government	Government	Non-Government	Government
Fund	Purchases	Purchases	Sales	Sales

Growth Equity	$231,262,294	$—	$257,053,308	$—
Growth & Income	241,476,866	—	271,432,235	—
International Equity	1,789,850,512	—	1,713,567,059	—
Large-Cap Growth	27,385,938	—	10,599,600	—
Large-Cap Value	756,300,975	—	701,143,770	—
Mid-Cap Growth	446,135,224	—	394,556,096	—
Mid-Cap Value	616,240,909	—	567,785,894	—
Small-Cap Equity	1,077,955,122	—	1,057,623,978	—
Large-Cap Growth Index	306,886,140	—	223,055,022	—
Large-Cap Value Index	307,847,682	—	245,934,922	—
Equity Index	203,222,862	—	217,655,825	—
S&P 500 Index	433,130,745	—	194,608,455	—
Mid-Cap Growth Index	41,586,464	—	27,233,009	—
Mid-Cap Value Index	70,508,747	—	45,760,882	—
Mid-Cap Blend Index	91,538,739	—	61,144,853	—
Small-Cap Growth Index	113,218,703	—	95,579,626	—
Small-Cap Value Index	84,525,749	—	63,842,110	—
Small-Cap Blend Index	170,782,050	—	132,563,841	—
International Equity Index	297,361,721	—	145,488,061	—
Social Choice Equity	84,674,889	—	34,633,149	—
Real Estate Securities	963,754,901	—	1,003,365,200	—
Managed Allocation II	18,236,271	—	815,670	—
Bond	360,548,214	2,769,504,525	293,823,636	2,573,120,254
Bond Plus II	16,886,875	88,978,309	3,731,110	43,432,052
Short-Term Bond II	17,282,541	85,669,848	3,836,549	39,105,616
High-Yield II	68,251,327	—	12,737,145	—
Tax-Exempt Bond II	78,092,600	14,143,164	24,152,492	14,064,844
Inflation-Linked Bond	—	388,098,946	—	345,016,019

342 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

Note 4—trustee fees

Each Fund pays the trustees, all of whom are independent, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees also participate in a long-term compensation plan. Trustees’ fees, including any deferred and long-term compensation, incurred for the year ended September 30, 2006 are reflected in the Statements of Operations.

Note 5—shareholder transactions

	Growth Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Institutional Class:
Subscriptions	$80,328,100	11,281,220	$111,473,200	16,998,261
Reinvestment of distributions	664,737	91,185	903,312	132,256
Redemptions	(106,462,759)	(15,334,230)	(100,556,737)	(15,241,574)

Net (decrease)/increase	$(25,469,922)	(3,961,825)	$11,819,775	1,888,943

	Growth & Income Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$34,943,023	4,041,075	$22,734,164	2,598,079
Reinvestment of distributions	9,033,673	1,084,585	660,128	74,722
Redemptions	(14,076,560)	(1,642,306)	(5,470,959)	(626,083)

Net increase	$29,900,136	3,483,354	$17,923,333	2,046,718

Institutional Class:
Subscriptions	$9,656,103	1,135,489	$93,344,328	10,859,994
Reinvestment of distributions	12,593,734	1,531,990	7,110,503	811,965
Redemptions	(63,717,020)	(7,021,167)	(636,186,203)	(73,122,791)

Net decrease	$(41,467,183)	(4,353,688)	$(535,731,372)	(61,450,832)

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	995,495	100,350	—	—
Reinvestment of distributions	10,296	1,018	—	—
Exchanges	1,082,615	108,099	—	—
Redemptions	(32,517)	(3,263)	—	—

Net increase	$2,555,889	256,204	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 343

Notes to financial statements	continued

	International Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$681,143,571	52,775,402	$296,937,957	26,038,903
Reinvestment of distributions	21,190,541	1,779,223	6,914,417	618,463
Exchanges	9,603	749	—	—
Redemptions	(454,185,021)	(35,347,477)	(174,286,674)	(15,360,612)

Net increase	$248,158,694	19,207,897	$129,565,700	11,296,754

Institutional Class:
Subscriptions	$91,206,347	7,378,868	$136,433,565	12,424,470
Reinvestment of distributions	45,158,779	3,892,999	31,946,874	2,928,208
Redemptions	(229,266,340)	(17,874,630)	(132,427,540)	(11,862,378)

Net increase/(decrease)	$(92,901,214)	(6,602,763)	$35,952,899	3,490,300

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	7,403,135	728,490	—	—
Exchanges	6,529,732	623,758	—	—
Redemptions	(912,453)	(90,435)	—	—

Net increase	$13,520,414	1,311,813	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

344 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Large-Cap Growth Fund

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,793,801	193,254
Redemptions	(202,621)	(21,383)

Net increase	$2,091,180	221,871

Institutional Class:
Seed money subscriptions	$9,000,000	900,000
Subscriptions	3,778,066	401,417
Redemptions	(131,265)	(13,740)

Net increase	$12,646,801	1,287,677

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,092,315	118,076
Exchanges	590,591	62,857
Redemptions	(35,748)	(3,837)

Net increase	$2,147,158	227,096

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 345

Notes to financial statements	continued

	Large-Cap Value Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$101,849,404	6,778,206	$103,818,818	7,354,612
Reinvestment of distributions	8,337,285	581,806	7,925,237	560,087
Redemptions	(28,921,764)	(1,970,424)	(28,844,323)	(2,062,116)

Net increase	$81,264,925	5,389,588	$82,899,732	5,852,583

Institutional Class:
Subscriptions	$87,020,796	5,825,282	$191,686,040	13,607,505
Reinvestment of distributions	9,828,424	684,907	466,404	33,102
Redemptions	(117,637,177)	(7,831,512)	(13,519,934)	(945,607)

Net increase/(decrease)	$(20,787,957)	(1,321,323)	$178,632,510	12,695,000

Retail Class:
Subscriptions	$18,867,527	1,303,298	$27,988,725	2,017,928
Reinvestment of distributions	9,188,701	655,418	12,711,732	915,641
Exchanges	4,047,145	265,858	(65,133)	11,747
Redemptions	(19,628,861)	(1,333,037)	(17,373,970)	(1,245,818)

Net increase	$12,474,512	891,537	$23,261,354	1,699,498

	Mid-Cap Growth Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$110,036,248	6,304,618	$59,233,206	3,736,241
Reinvestment of distributions	4,069,733	240,670	3,722,900	238,189
Redemptions	(78,626,814)	(4,577,016)	(21,683,798)	(1,400,685)

Net increase	$35,479,167	1,968,272	$41,272,308	2,573,745

Institutional Class:
Subscriptions	$13,553,571	829,376	$15,431,427	1,005,426
Reinvestment of distributions	504,957	29,634	79,187	5,041
Redemptions	(1,363,773)	(77,728)	(718,412)	(44,915)

Net increase	$12,694,755	781,282	$14,792,202	965,552

Retail Class:
Subscriptions	$14,612,772	841,297	$11,738,966	746,155
Reinvestment of distributions	1,739,369	102,890	2,150,315	137,354
Exchanges	(1,874,181)	(132,802)	(1,802,230)	(131,632)
Redemptions	(7,645,621)	(449,643)	(7,175,377)	(460,075)

Net increase	$6,832,339	361,742	$4,911,674	291,802

346 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Mid-Cap Value Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$85,956,306	4,881,459	$182,145,839	11,155,103
Reinvestment of distributions	17,368,312	1,020,465	6,496,574	404,771
Redemptions	(68,702,143)	(3,921,425)	(45,378,248)	(2,773,916)

Net increase	$34,622,475	1,980,499	$143,264,165	8,785,958

Institutional Class:
Subscriptions	$11,857,330	675,656	$16,133,113	1,021,024
Reinvestment of distributions	1,249,270	73,228	144,605	9,004
Redemptions	(2,953,836)	(167,853)	(1,880,221)	(114,607)

Net increase	$10,152,764	581,031	$14,397,497	915,421

Retail Class:
Subscriptions	$32,945,544	1,882,802	$26,815,357	1,660,612
Reinvestment of distributions	6,090,420	361,626	2,506,619	157,928
Exchanges	(1,968,870)	(108,404)	21,876,420	1,352,186
Redemptions	(13,577,698)	(778,141)	(8,433,887)	(517,793)

Net increase	$23,489,396	1,357,883	$42,764,509	2,652,933

	Small-Cap Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$143,101,280	9,139,058	$92,631,208	6,139,144
Reinvestment of distributions	16,142,021	1,092,893	7,697,878	497,600
Exchanges	25,000	1,588	—	—
Redemptions	(112,156,087)	(7,294,102)	(59,389,422)	(3,989,673)

Net increase	$47,112,214	2,939,437	$40,939,664	2,647,071

Institutional Class:
Subscriptions	$28,817,572	1,859,719	$68,311,360	4,602,201
Reinvestment of distributions	8,940,408	599,625	1,789,247	114,990
Redemptions	(41,100,995)	(2,579,301)	(8,156,759)	(532,333)

Net increase/(decrease)	$(3,343,015)	(119,957)	$61,943,848	4,184,858

Retail Class:
Subscriptions	$13,618,936	872,572	$12,337,091	825,853
Reinvestment of distributions	6,581,770	447,755	3,493,722	226,920
Exchanges	1,858,818	94,473	(3,808,935)	(260,863)
Redemptions	(7,751,145)	(502,880)	(9,084,765)	(606,149)

Net increase	$14,308,379	911,920	$2,937,113	185,761

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 347

Notes to financial statements	continued

	Large-Cap Growth Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$25,068,695	2,158,197	$7,621,775	685,062
Reinvestment of distributions	457,282	38,720	444,980	39,484
Redemptions	(6,606,649)	(565,068)	(5,705,775)	(514,075)

Net increase	$18,919,328	1,631,849	$2,360,980	210,471

Institutional Class:
Seed money redemptions	$—	—	$(4,881,000)	(448,092)
Subscriptions	142,753,720	12,360,739	465,928,373	43,206,306
Reinvestment of distributions	6,475,717	553,008	753,429	67,815
Redemptions	(82,477,474)	(7,224,324)	(55,413,800)	(5,214,628)

Net increase	$66,751,963	5,689,423	$406,387,002	37,611,401

	Large-Cap Value Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$54,171,808	3,546,280	$611,689	43,621
Reinvestment of distributions	61,757	4,277	12,807	929
Exchanges	6,887	452	—	—
Redemptions	(19,724,655)	(1,300,935)	(87,388)	(6,283)

Net increase	$34,515,797	2,250,074	$537,108	38,267

Institutional Class:
Subscriptions	$126,892,825	8,619,308	$327,406,904	24,010,889
Reinvestment of distributions	17,436,316	1,221,886	6,668,431	485,327
Redemptions	(107,795,198)	(7,183,744)	(75,556,554)	(5,516,597)

Net increase	$36,533,943	2,657,450	$258,518,781	18,979,619

348 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Equity Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	1,433,016	146,527	—	—
Redemptions	(101,554)	(10,171)	—	—

Net increase	$1,831,462	186,356	$—	—

Institutional Class:
Subscriptions	$221,354,616	22,837,428	$261,479,146	27,731,773
Reinvestment of distributions	41,512,043	4,369,690	11,064,982	1,152,597
Redemptions	(246,976,469)	(25,313,685)	(513,009,990)	(54,732,933)

Net increase (decrease)	$15,890,190	1,893,433	$(240,465,862)	(25,848,563)

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	3,602,349	366,815	—	—
Exchanges	2,770,373	280,894	—	—
Redemptions	(36,105)	(3,662)	—	—

Net increase	$6,836,617	694,047	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

	S&P 500 Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$105,669,891	7,300,597	$118,343,960	8,679,127
Reinvestment of distributions	1,774,958	123,604	1,834,726	133,241
Redemptions	(67,062,680)	(4,646,832)	(82,543,539)	(6,059,986)

Net increase	$40,382,169	2,777,369	$37,635,147	2,752,382

Institutional Class:
Subscriptions	$293,865,520	20,398,075	$358,639,136	26,700,377
Reinvestment of distributions	8,054,074	559,699	4,499,272	327,935
Redemptions	(107,205,508)	(7,346,492)	(34,966,701)	(2,570,614)

Net increase	$194,714,086	13,611,282	$328,171,707	24,457,698

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 349

Notes to financial statements	continued

	Mid-Cap Growth Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$18,429,135	1,295,652	$23,264	1,688
Reinvestment of distributions	160,837	11,480	36,767	2,781
Redemptions	(8,963,519)	(628,048)	(1,477)	(116)

Net increase	$9,626,453	679,084	$58,554	4,353

Institutional Class:
Seed money redemptions	$—	—	$(339,000)	(24,689)
Subscriptions	6,278,980	463,392	907,500	65,311
Reinvestment of distributions	1,973,309	140,649	2,371,673	179,129
Redemptions	(1,686,438)	(117,985)	(386,027)	(29,005)

Net increase	$6,565,851	486,056	$2,554,146	190,746

	Mid-Cap Value Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$23,548,007	1,474,915	$38,173	2,434
Reinvestment of distributions	494,132	32,920	18,676	1,257
Exchanges	25,000	1,540	—	—
Redemptions	(4,464,064)	(280,947)	(4,332)	(276)

Net increase	$19,603,075	1,228,428	$52,517	3,415

Institutional Class:
Seed money redemptions	$—	—	$(571,000)	(37,750)
Subscriptions	8,206,372	532,387	2,186,700	138,579
Reinvestment of distributions	5,555,222	375,353	2,974,868	200,328
Redemptions	(1,908,815)	(118,834)	(584,057)	(37,232)

Net increase	$11,852,779	788,906	$4,006,511	263,925

350 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Mid-Cap Blend Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$28,477,151	1,680,233	$5,807,644	376,944
Reinvestment of distributions	671,561	40,800	50,992	3,320
Redemptions	(6,532,763)	(390,985)	(701,703)	(44,420)

Net increase	$22,615,949	1,330,048	$5,156,933	335,844

Institutional Class:
Seed money redemptions	$—	—	$(2,371,000)	(156,279)
Subscriptions	21,940,056	1,303,601	13,929,938	891,425
Reinvestment of distributions	1,172,709	71,946	845,737	55,349
Redemptions	(10,404,247)	(617,339)	(6,542,724)	(417,419)

Net increase	$12,708,518	758,208	$5,861,951	373,076

	Small-Cap Growth Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$48,046,292	3,034,054	$13,316,812	918,606
Reinvestment of distributions	179,907	11,954	42,048	2,803
Exchanges	(9,603)	(620)	—	—
Redemptions	(30,523,304)	(1,981,189)	(12,060,023)	(832,749)

Net increase	$17,693,292	1,064,199	$1,298,837	88,660

Institutional Class:
Seed money redemptions	$—	—	$(50,000)	(3,294)
Subscriptions	423,794	28,687	325,850	23,437
Reinvestment of distributions	4,880,434	345,395	8,157,474	572,053
Redemptions	(1,207,925)	(80,312)	(528,119)	(38,175)

Net increase	$4,096,303	293,770	$7,905,205	554,021

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 351

Notes to financial statements	continued

	Small-Cap Value Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$32,488,982	2,282,860	$8,446,457	603,195
Reinvestment of distributions	282,615	21,410	94,383	6,756
Exchanges	(10,065)	(706)	—	—
Redemptions	(9,402,927)	(660,284)	(6,857,454)	(493,128)

Net increase	$23,358,605	1,643,280	$1,683,386	116,823

Institutional Class:
Seed money redemptions	$—	—	$(1,310,000)	(88,630)
Subscriptions	981,410	70,751	1,921,400	132,830
Reinvestment of distributions	7,786,235	598,481	8,199,307	592,008
Redemptions	(2,753,834)	(187,296)	(2,102,495)	(152,028)

Net increase	$6,013,811	481,936	$6,708,212	484,180

	Small-Cap Blend Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$46,418,555	2,991,705	$76,692	5,042
Reinvestment of distributions	171,045	11,683	28,329	1,860
Redemptions	(18,244,925)	(1,200,427)	(56,495)	(3,844)

Net increase	$28,344,675	1,802,961	$48,526	3,058

Institutional Class:
Seed money redemptions	$—	—	$(2,827,000)	(185,699)
Subscriptions	57,193,887	3,748,885	51,886,266	3,530,220
Reinvestment of distributions	13,704,516	939,953	8,812,379	578,998
Redemptions	(46,030,238)	(2,959,344)	(42,896,347)	(2,973,685)

Net increase	$24,868,165	1,729,494	$14,975,298	949,834

352 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	International Equity Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$95,168,360	5,060,984	$1,786,153	113,845
Reinvestment of distributions	64,606	3,741	28,617	1,869
Exchanges	2,480	126	—	—
Redemptions	(17,431,386)	(936,297)	(1,518,251)	(99,004)

Net increase	$77,804,060	4,128,554	$296,519	16,710

Institutional Class:
Seed money redemptions	$—	—	$(4,473,000)	(299,602)
Subscriptions	129,086,792	7,295,757	199,802,707	13,156,062
Reinvestment of distributions	5,733,927	337,886	1,510,442	99,699
Redemptions	(59,686,918)	(3,331,325)	(63,644,100)	(4,173,995)

Net increase	$75,133,801	4,302,318	$133,196,049	8,782,164

	Social Choice Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$33,230,624	3,128,733	$20,508,529	2,111,396
Reinvestment of distributions	602,407	57,155	536,549	54,417
Redemptions	(10,291,350)	(967,067)	(3,631,991)	(373,743)

Net increase	$23,541,681	2,218,821	$17,413,087	1,792,070

Institutional Class:
Subscriptions	$15,444,751	1,472,115	$39,690,462	4,172,755
Reinvestment of distributions	1,497,867	143,888	1,508,826	155,069
Redemptions	(11,500,557)	(1,091,747)	(20,854,261)	(2,258,745)

Net increase	$5,442,061	524,256	$20,345,027	2,069,079

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	18,946,628	1,945,848	—	—
Exchanges	796,192	82,162	—	—
Redemptions	(131,189)	(13,015)	—	—

Net increase	$20,111,631	2,064,995	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 353

Notes to financial statements	continued

	Real Estate Securities Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$81,872,341	5,582,523	$106,581,493	7,283,796
Reinvestment of distributions	19,356,953	1,421,641	15,837,551	1,113,143
Exchanges	(49,302)	(3,300)	—	—
Redemptions	(66,728,366)	(4,663,613)	(46,701,392)	(3,277,163)

Net increase	$34,451,626	2,337,251	$75,717,652	5,119,776

Institutional Class:
Subscriptions	$59,741,779	4,248,467	$89,820,222	6,566,350
Reinvestment of distributions	30,704,109	2,296,635	19,374,974	1,376,973
Redemptions	(127,771,773)	(8,968,127)	(40,136,965)	(2,851,371)

Net (decrease)/increase	$(37,325,885)	(2,423,025)	$69,058,231	5,091,952

Retail Class:
Subscriptions	$24,140,689	1,713,043	$46,901,297	3,336,614
Reinvestment of distributions	21,462,462	1,615,653	18,487,699	1,326,977
Exchanges	(6,000,907)	(454,343)	4,007,325	222,501
Redemptions	(23,505,348)	(1,655,005)	(24,360,694)	(1,772,878)

Net increase	$16,096,896	1,219,348	$45,035,627	3,113,214

354 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Managed Allocation Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	7,898,257	806,432
Reinvestment of distributions	43,044	4,270
Reedemptions	(349,947)	(35,329)

Net increase	$8,091,354	825,373

Institutional Class:
Seed money subscriptions	$2,000,000	200,000
Subscriptions	10	1
Reinvestment of distributions	22,368	2,273
Redemptions	(10)	(1)

Net increase	$2,022,368	202,273

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	5,306,281	537,118
Reinvestment of distributions	40,096	4,002
Exchanges	1,614,215	163,540
Redemptions	(154,175)	(15,687)

Net increase	$7,306,417	738,973

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 355

Notes to financial statements	continued

	Bond Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	797,152	79,515	—	—
Reinvestment of distributions	15,758	1,577	—	—
Redemptions	(56,882)	(5,703)	—	—

Net increase	$1,256,028	125,389	$—	—

Institutional Class:
Subscriptions	$608,608,154	61,392,614	$817,869,953	80,562,217
Reinvestment of distributions	68,534,334	6,929,192	48,706,223	4,779,292
Redemptions	(404,588,356)	(40,974,119)	(319,665,208)	(31,652,937)

Net increase	$272,554,132	27,347,687	$546,910,968	53,688,572

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	479,416	47,875	—	—
Reinvestment of distributions	15,032	1,511	—	—
Exchanges	1,830	53	—	—

Net increase	$996,278	99,439	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

356 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Bond Plus Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,969,451	196,372
Reinvestment of distributions	28,125	2,821
Reedemptions	(46,311)	(4,662)

Net increase	$2,451,265	244,531

Institutional Class:
Seed money subscriptions	$49,000,000	4,900,000
Subscriptions	6,721,020	676,194
Reinvestment of distributions	1,359,304	136,644
Redemptions	(287,210)	(28,824)

Net increase	$56,793,114	5,684,014

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,919,366	192,928
Reinvestment of distributions	32,143	3,219
Exchanges	165,125	16,224
Redemptions	(71,850)	(7,295)

Net increase	$2,544,784	255,076

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 357

Notes to financial statements	continued

	Short-Term Bond Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	2,226,119	222,740
Reinvestment of distributions	29,041	2,905
Reedemptions	(297,156)	(29,858)

Net increase	$2,458,004	245,787

Institutional Class:
Seed money subscriptions	$49,000,000	4,900,000
Subscriptions	6,322,370	633,245
Reinvestment of distributions	1,295,326	129,822
Redemptions	(16,485)	(1,649)

Net increase	$56,601,211	5,661,418

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,896,070	189,992
Reinvestment of distributions	41,385	4,144
Exchanges	920,637	92,271
Redemptions	(50,601)	(5,078)

Net increase	$3,307,491	331,329

358 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	High-Yield Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	11,047,475	1,113,809
Reinvestment of distributions	33,444	3,406
Redemptions	(4,977,134)	(499,995)

Net increase	$6,603,785	667,220

Institutional Class:
Seed money subscriptions	$49,000,000	4,900,000
Subscriptions	3,084,846	312,780
Reinvestment of distributions	1,804,841	183,983
Redemptions	(36,738)	(3,704)

Net increase	$53,852,949	5,393,059

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,432,663	145,538
Reinvestment of distributions	49,464	5,031
Exchanges	825,521	83,778
Redemptions	(8,278)	(846)

Net increase	$2,799,370	283,501

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 359

Notes to financial statements	continued

	Tax-Exempt Bond Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Institutional Class:
Seed money subscriptions	$49,500,000	4,950,000
Reinvestment of distributions	946,578	94,484

Net increase	$50,446,578	5,044,484

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	2,184,922	217,477
Reinvestment of distributions	36,693	3,643
Exchanges	1,524,232	151,523
Redemptions	(10,785)	(1,063)

Net increase	$4,235,062	421,580

	Inflation-Linked Bond Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	5,400,511	532,517	—	—
Reinvestment of distributions	47,738	4,753	—	—
Redemptions	(317,823)	(31,704)	—	—

Net increase	$5,630,426	555,566	$—	—

Institutional Class:
Subscriptions	$168,798,965	16,522,992	$196,483,038	18,283,001
Reinvestment of distributions	23,581,921	2,340,449	18,491,867	1,724,781
Redemptions	(135,016,820)	(13,288,039)	(268,690,192)	(25,118,571)

Net increase (decrease)	$57,364,066	5,575,402	$(53,715,287)	(5,110,789)

Retail Class:
Subscriptions	$8,132,556	802,799	$21,238,924	1,997,282
Reinvestment of distributions	4,497,959	451,950	3,454,093	326,857
Exchanges	(9,796,711)	(983,706)	6,038,646	561,845
Redemptions	(9,619,888)	(956,822)	(55,911,954)	(5,203,091)

Net increase (decrease)	$(6,786,084)	(685,779)	$(25,180,291)	(2,317,107)

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

360 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

	Money Market Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	53,810,210	53,810,210	—	—
Reinvestment of distributions	386,301	386,301	—	—
Redemptions	(10,889,704)	(10,889,704)	—	—

Net increase	$43,806,807	43,806,807	$—	—

Institutional Class:
Subscriptions	$146,874,382	146,878,026	$70,575,014	70,575,014
Reinvestment of distributions	10,889,072	10,889,072	5,012,861	5,012,861
Redemptions	(86,172,837)	(86,172,837)	(54,817,294)	(54,817,294)

Net increase	$71,590,617	71,594,261	$20,770,581	20,770,581

Retail Class: (a)
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	112,424,484	112,424,484	—	—
Reinvestment of distributions	1,291,058	1,291,058	—	—
Exchanges	24,322,122	24,322,122	—	—
Redemptions	(11,211,860)	(11,211,860)	—	—

Net increase	$127,325,804	127,325,804	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 361

Notes to financial statements	continued

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 were as follows:

	2006				2005

Fund	Ordinary Income	Long-term Capital Gains	Total		Ordinary Income	Long-term Capital Gains	Total

Growth Equity	$775,387	$—	$775,387		$1,107,096	$—	$1,107,096
Growth & Income	2,681,604	20,640,887	23,322,491		8,511,691	—	8,511,691
International Equity	26,769,165	50,008,748	76,777,913		45,237,174	1,257,162	46,494,336
Large-Cap Growth	—	—	—		—	—	—
Large-Cap Value	16,943,763	11,807,783	28,751,546		16,526,971	7,438,481	23,965,452
Mid-Cap Growth	95,466	6,360,175	6,455,641		1,592,229	4,525,334	6,117,563
Mid-Cap Value	17,861,858	7,572,763	25,434,621		7,120,760	2,435,007	9,555,767
Small-Cap Equity	15,663,086	18,112,058	33,775,144		6,299,276	7,865,098	14,164,374
Large-Cap Growth Index	4,147,493	3,138,201	7,285,694		647,747	910,812	1,558,559
Large-Cap Value Index	10,937,628	8,281,765	19,219,393		3,548,096	4,291,429	7,839,525
Equity Index	10,348,360	39,398,708	49,747,068		13,454,920	—	13,454,920
S&P 500 Index	9,378,860	1,113,153	10,492,013		3,663,971	3,715,440	7,379,411
Mid-Cap Growth Index	588,681	1,709,445	2,298,126		476,761	2,102,143	2,578,904
Mid-Cap Value Index	1,775,356	4,947,159	6,722,515		1,414,450	1,852,415	3,266,865
Mid-Cap Blend Index	1,620,885	3,539,691	5,160,576		1,317,503	2,125,930	3,443,433
Small-Cap Growth Index	321,008	4,832,792	5,153,800		2,368,972	6,033,400	8,402,372
Small-Cap Value Index	2,408,705	6,218,142	8,626,847		3,715,546	5,683,512	9,399,058
Small-Cap Blend Index	2,105,488	14,180,170	16,285,658		3,865,895	6,757,800	10,623,695
International Equity Index	4,575,005	2,242,114	6,817,119		2,009,411	884,616	2,894,027
Social Choice Equity	2,230,714	8,933	2,239,647		1,917,277	443,474	2,360,751
Real Estate Securities	65,198,393	10,900,333	76,098,726		54,431,934	5,507,332	59,939,266
Managed Allocation II	108,489	—	108,489		—	—	—
Bond	74,770,075	—	74,770,075		51,844,113	2,474,711	55,752,513	*
Bond Plus II	1,425,886	—	1,425,886		—	—	—
Short-Term Bond II	1,378,539	—	1,378,539		—	—	—
High-Yield II	1,906,129	—	1,906,129		—	—	—
Tax-Exempt Bond II	986,956	—	986,956	**	—	—	—
Inflation-Linked Bond	22,785,520	8,138,727	30,924,247		20,198,689	4,193,975	24,392,664
Money Market	12,696,049	—	12,696,049		5,029,393	—	5,029,393

*	Total distributions for Bond Fund include return of capital distributions of $1,433,689.
**	Includes ordinary income which will not be taxable for federal income tax purposes in 2006 of $965,230.

362 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income (Overdistribution)	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryovers	Post-October Losses	Total

Growth Equity	$852,449	$—	$(551,966)	$(150,987,346)	$(15,040)	$(150,701,903)
Growth & Income	4,927,525	2,607,025	20,206,548	—	—	27,741,098
International Equity	52,634,944	91,268,418	170,552,418	—	(1,917,811)	312,537,969
Large-Cap Growth	59,689	—	387,094	—	(524,609)	(77,826)
Large-Cap Value	16,690,806	18,865,115	61,800,185	—	(29,362)	97,326,744
Mid-Cap Growth	366,276	10,312,875	23,064,492	—	(8,252)	33,735,391
Mid-Cap Value	15,384,474	28,900,808	41,860,392	—	(32,892)	86,112,782
Small-Cap Equity	19,258,673	19,962,128	12,018,725	—	—	51,239,526
Large-Cap Growth Index	4,877,978	—	41,792,015	(51,197)	(53,086)	46,565,710
Large-Cap Value Index	10,660,480	12,272,798	75,057,754	—	—	97,991,032
Equity Index	8,805,800	4,549	158,755,415	—	—	167,565,764
S&P 500 Index	11,386,714	860,376	102,875,348	—	—	115,122,438
Mid-Cap Growth Index	295,865	2,544,030	7,485,651	—	—	10,325,546
Mid-Cap Value Index	1,247,750	5,539,124	10,875,490	—	—	17,662,364
Mid-Cap Blend Index	1,119,277	4,955,660	20,380,127	—	—	26,455,064
Small-Cap Growth Index	733,211	7,890,676	11,581,732	—	—	20,205,619
Small-Cap Value Index	2,031,600	9,409,884	10,507,642	—	—	21,949,126
Small-Cap Blend Index	3,715,261	11,481,261	24,880,119	—	—	40,076,641
International Equity Index	10,280,348	1,803,324	88,147,090	—	(6,272)	100,224,490
Social Choice Equity	2,373,603	2,244,179	30,456,187	—	—	35,073,969
Real Estate Securities	2,484,365	29,568,556	80,728,147	—	—	112,781,068
Managed Allocation II	707	—	494,024	—	(6,464)	488,267
Bond	—	—	(8,309,667)	(681,137)	(17,035,854)	(26,026,658)
Bond Plus II	5,206	—	711,066	—	(54,004)	662,268
Short-Term Bond II	14,577	—	332,894	—	(38,489)	308,982
High-Yield II	5,563	—	(146,141)	—	(194,424)	(335,002)
Tax-Exempt Bond II†	3,210	—	1,087,793	(53,120)	—	1,037,883
Inflation-Linked Bond	—	—	(8,947,206)	—	(3,824,301)	(12,771,507)
Money Market	(9,047)	—	—	(2,104)	—	(11,151)

†

The Tax Exempt Bond Fund II has adopted an initial tax year end of November 30, 2006 which is different from its accounting fiscal year end. Therefore certain tax basis components of capital are estimated as of September 30, 2006.

The difference between book basis and tax basis net investment income, net realized gains and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and the use of capital loss carryovers.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 363

Notes to financial statements	continued

At September 30, 2006, the following Funds had capital loss carryovers, which will expire as follows:

	Date of Expiration

Fund	9/30/10	9/30/11	9/30/12	9/30/13	9/30/14	Total

Growth Equity	$21,358,549	$53,723,592	$73,374,871	$2,530,334	$—	$150,987,346
Large-Cap Growth Index	—	—	—	—	51,197	51,197
Bond	—	—	—	—	681,137	681,137
Money Market	—	1,731	—	—	373	2,104

For the year ended September 30, 2006, the Growth Equity Fund utilized $494,909 of its capital loss carryovers available from prior years.

Due to large shareholder activity during the fiscal year ended September 30, 2006, the future utilization of the Growth Equity Fund’s capital loss carryovers may be subject to limitations under the Internal Revenue Code and Regulations thereunder.

Note 7—line of credit

Each of the Funds, except the Large-Cap Growth, Managed Allocation II, Bond, Bond Plus II, Short-Term Bond II, High-Yield II, Tax-Exempt Bond II and Money Market Funds, participated in a $1.75 billion committed revolving credit facility dated August 8, 2005, which was replaced by a new agreement dated August 7, 2006.

Under the new agreement each of the Funds, except the Bond, Short-Term Bond II, Bond Plus II and Money Market Funds, participate in a $1.5 billion committed revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by Advisors for the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended September 30, 2006 there were no borrowings under this credit facility by the Funds.

Note 8—securities lending

On July 27, 2006, the Funds entered into a four-year agreement with State Street Bank and Trust Company to engage in securities lending transactions. Under the terms of the agreement, State Street, as agent on behalf of the Funds, may lend portfolio securities to qualified borrowers consisting of financial institutions and brokers. By lending such securities, the Funds will attempt to increase their net investment income through the receipt of interest on collateral (after rebates and fees). The loans will be secured by collateral equal to at least 102% of the market

364 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Notes to financial statements	continued

value of the securities loaned for U.S. securities and 105% of the market value of the securities loaned for foreign securities. All cash collateral will be invested by State Street in the State Street Bank Navigator Securities Lending Prime Portfolio, except for the Social Choice Equity Fund which will be invested internally in accordance with the investment guidelines of that Fund set forth in the Fund’s prospectus. The risk of borrower default will be borne by State Street Bank. As of September 30, 2006, none of the Funds have yet engaged in such securities lending.

Note 9—in-kind transactions

For the year ended September 30, 2006, the Institutional Class of the following Funds had in-kind transactions consisting of marketable securities, which are included in subscriptions and redemptions in shareholder transactions in Note 5:

Fund	Value	Realized Gain

In-kind redemptions
Growth Equity	$72,452,381	$6,901,553
Growth & Income	20,560,156	1,684,990
Large-Cap Value	71,424,118	12,694,020
Large-Cap Growth Index	38,013,617	7,725,870
Large-Cap Value Index	40,966,592	14,770,919
Equity Index	87,047,087	35,095,405
S&P 500 Index	45,901,732	17,318,384
Small-Cap Blend Index	19,554,209	8,586,880

In-kind subscriptions
Mid-Cap Growth	2,958,148
S&P 500 Index	70,876,071
Mid-Cap Growth Index	3,426,469
Mid-Cap Value Index	1,826,643

Note 10—new accounting pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109”. (“FIN 48”) FIN 48 establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has started to evaluate the application of FIN 48 to the Funds and is not in a position at this time to estimate the significance its impact will have, if any, on the Funds’ financial statements.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 365

Notes to financial statements	concluded

Note 11—subsequent event

On November 10, 2006, a large investor in certain of the Funds redeemed shares. These redemptions amounted to the following percentages of each Fund’s net assets as of September 30, 2006:

Fund	Percent

International Equity	18%
Large-Cap Value	17
Small-Cap Equity	5
Large-Cap Growth Index	59
Large-Cap Value Index	45
S&P 500 Index	8
Small-Cap Blend Index	22
Social Choice Equity	26
Bond	33
Money Market	24

366 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
TIAA-CREF Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund, International Equity Index Fund, Social Choice Equity Fund, Real Estate Securities Fund, Managed Allocation Fund II, Bond Fund, Bond Plus Fund II, Short-Term Bond Fund II, High-Yield Fund II, Tax-Exempt Bond Fund II, Inflation-Linked Bond Fund and Money Market Fund (constituting the TIAA-CREF Institutional Mutual Funds, hereafter referred to as the “Funds”) at September 30, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods in the three years ended September 30, 2004, were audited by other auditors whose report dated November 22, 2004 expressed an unqualified opinion on those financial highlights.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
November 30, 2006

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 367

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)

DISINTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Trustee	Indefinite Term. Trustee since 2006.	Retired. Partner (1990–2006) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	66

Director and former Chairman of the Investment Committee (2002–2004), Maine Community Foundation; Director and member of the Investment Committee, the Maine Coast Heritage Trust, the Gulf of Maine Research Institute and the Boston Athenaeum; and Investment Committee member, Carnegie Endowment for International Peace.

Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	66	None

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	66	None

368 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 63	Chairman of the Board, Trustee	Indefinite term. Trustee since 1999.	Formerly, President and Managing Principal, Windermere Investment Associates (1997–2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest (1993–1998).	66	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 58	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001). Chief Executive Officer (1995–2001); President (1991–2000); and Chief Operating Officer (1989–1995) of that firm.	66	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council, and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 49	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994–2000 and 2001–2006), Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1998); and Program Director, National Bureau of Economic Research (since 1990).	66	None

2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	| 369

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	continued

DISINTERESTED TRUSTEES—continued

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 56	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	66	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 56	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Sarah M. and Charles E. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002).	66	None

Associate Dean for Research (2001–2002) and Associate Director for Research (2000–2003), the Center for International Business Education and Research, University of Texas at Austin; and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).

370 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 63	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA (since 2002). President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Fund Complex”) (since 2002). Formerly, President and Chief Executive Officer of Alliance for Lifelong Learning, Inc. (2000–2002). President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc. (1997–1999).

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Fund Complex (since 2004). Vice President and Treasurer (since 2004) and Second Vice President and Associate Treasurer (1998–2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 1999.

Executive Vice President (since 1997) and Head of Asset Management (since 2006) of TIAA and the TIAA-CREF Fund Complex. Manager, TIAA Realty Capital Management, LLC and Director of TPIS. President and Chief Executive Officer of Investment Management and Advisors, Director of Advisors and Manager of Investment Management. Formerly, Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Fund Complex (2003–2006) and Executive Vice President of CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993–2001).

2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	| 371

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	concluded

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1999.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 1998).

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000–2003); and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997–2000).

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 50	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer (1999–2003), and Head and Deputy Head of Global Market Risk Management, Putnam Investments (1997–1999).

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Fund Complex (since 2006). President, Chief Executive Officer and Manager of Services. Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex (2003–2005); Executive Vice President, Retirement Services, CREF and TIAA (2000–2003); and Vice President, Eastern Division (1994–2000).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 40	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources-Japan, Morgan Stanley (1998–1999).

372 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

EXECUTIVE OFFICERS—continued

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Eric Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Acting Chief Compliance Officer	Indefinite term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex, Investment Management, Advisors, and Services (since 2005). Formerly, Vice President, Compliance Officer of TIAA (2004–2005). First Vice President, Manager of Compliance and Centralized Trust Functions, Private Banking Division (2001–2004), and Manager of Compliance and Regulatory Affairs, Investment Banking Division (1993–2001), Comerica Incorporated.

Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President and Chief Financial Officer	Indefinite term. Executive Vice President and Chief Financial Officer since 2006.

Executive Vice President and Chief Financial Officer of TIAA and the TIAA-CREF Fund Complex (since 2006). Manager and Executive Vice President of TIAA-CREF Investment Management, LLC, Director and Executive Vice President of Teachers Personal Investors Services, Inc. and Teachers Advisors, Inc. Formerly, Executive Vice President, Finance, Golden West Financial Corporation (2002–2006) and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999–2002).

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. Formerly, Executive Vice President, Product Management, of TIAA and the TIAA-CREF Fund Complex (2000–2005); President and Chief Executive Officer, Horizon Mercy (1996–2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2006.

Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly, Senior Vice President, Pension Products (2003–2006); Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Fund Complex.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information on the Funds’ trustees and is available, without charge, through our website, www.tiaa-cref.org or by telephone at 877 518-9161.

2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class	| 373

Approval of investment management agreements (unaudited)

Board Approval of Investment Management Agreements for the TIAA-CREF Institutional Mutual Funds (the “Funds”)

The Funds’ trustees are responsible for overseeing the Funds’ corporate policies and for adhering to fiduciary standards under the Investment Company Act of 1940. Most significantly, the Board is responsible for the initial approval and annual renewal of the Funds’ investment management agreements (the “Management Agreements”) with Teachers Advisors, Inc. (“Advisors”).* Under the Management Agreements, Advisors assumes responsibility for providing to, or obtaining for, the Funds all of the services necessary for its ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services.

In considering whether to renew the Management Agreements, the Board, at its April 3, 2006 and May 16, 2006 meetings, reviewed the following factors with respect to each Fund: (1) the nature, extent and quality of services provided by Advisors to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Advisors and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the Funds. The factors should be viewed in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Management Agreements.

Set forth below are the general factors the Board considered for all of the Funds, followed by an outline of the specific factors the Board considered for each particular Fund.

The Nature, Extent and Quality of Services. The Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds since 1997 and the TIAA-CREF Institutional Mutual Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund (“CREF”) since their inception. Under the Management Agreements, Advisors is responsible for managing the assets of the Funds, including conducting research, recommending investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Funds to the Boards at their

*

Please note that all of the Funds except Growth Equity Fund are subject to a new investment management agreement effective February 1, 2006. Growth Equity Fund continues to be subject to the Funds’ original investment management agreement.

374 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Approval of investment management agreements (unaudited)	continued

scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner.

The Board considered, among other things, the performance of each of the Funds, as discussed below.

In the course of their review of the quality of Advisors’ services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with Fund benchmarks and peers, or that, in the case of underperforming Funds, Advisors was taking affirmative steps to enhance its investment approach and personnel.

Performance. The Board considered the performance of each Fund over the one-year, three-year, five-year (where applicable) and since-inception periods and the Funds’ performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance and expense data for each Fund prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”) for each class of each pertinent Fund, as well as each Fund’s performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since-inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second or third performance quintiles versus their peers, with some limited exceptions. (Performance data for the funds and share classes that the Board had authorized in December 2005 was not reviewed by the Board since these Funds and share classes had only been operational for a short period.) For additional detail about each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered that in those cases in which Funds were underperforming, Advisors took remedial action.

Cost and Profitability. The Board considered that Advisors had been losing money managing the mutual funds business overall, but that such losses were expected to end under the Funds’ newly implemented pricing structure. (However, Advisors noted that it expected continued losses on the only non-repriced Fund, Growth Equity Fund.) The Board reviewed financial and profitability data for 2005 and profitability on a pro forma basis demonstrating the effect of the new pricing—both before and after distribution expenditures. The Board considered that very few Funds had been profitable to Advisors, and most had operated at a loss to Advisors, but that the new pricing should permit Advisors to operate at profit margins that were fair and reasonable in the short term in light of overall Fund expenses, which would also enable Advisors to maintain and improve the quality of services provided to shareholders. The Board also considered that it would continue to review the profitability levels of Advisors annually during its yearly review of the Funds’ management arrangements to ensure that Advisors’ fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 375

Approval of investment management agreements (unaudited)	continued

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Management Agreements were significantly lower than those of competitors, and that even with the recent increase in advisory fees for some Funds, each Fund continued to be very competitively priced below the expense of the average fund within the universe of mutual funds in its competitive peer group.

Economies of Scale. The Board considered whether Advisors could experience economies of scale in connection with the operation of each Fund. In making this determination, the Board considered that most of the Funds had operated at a loss to Advisors under their old pricing structure. With respect to the new pricing structure under the new Management Agreement, the Board carefully considered whether the breakpoints outlined in this Agreement would have any real effect on Fund fees. The Board determined that although the breakpoint discounts appeared to be low compared to those of competitors, this was because the maximum fees under the new Management Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the majority of the “actively managed” Funds might eventually allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders.

Fee Comparison with Other Advisors Clients. The Board considered that Advisors provides similar investment management services to each of the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although distribution channels differ. In addition, Advisors, through its TIAA-CREF Asset Management (TCAM) division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. The Board considered the schedule of fees for each of the comparable funds, and the fact that all of Advisors’ fees are low in comparison to comparable funds offered by other fund companies. In addition, while the management fees may not be precisely the same for comparable funds, this is due in part to the fact that some of the comparable funds are offered through products that charge additional fees to its investors. In particular, the Board considered that the comparable funds target different types of investors and use different distribution channels, variables factored in when determining appropriate pricing of services.

Other Benefits. The Board considered that one of the benefits that accrue to each of the Funds through Advisors is that Advisors continues to be willing to waive fees and make expense reimbursements to the Funds. In addition, Advisors and its affiliates may benefit from the advisory relationship with the Funds to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, certain Funds managed by Advisors are managed in the same manner and by the same personnel

376 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Approval of investment management agreements (unaudited)	continued

as certain of the CREF Accounts, resulting in the possibility for benefits associated with economies of scale.

Fund-by-Fund Factors

The Funds’ Trustees considered the following specific factors (among others) during their determination to renew the Management Agreements for each Fund described in this Report. Note that for purposes of this discussion, if a Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be). In addition, please note that the performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class has lower expenses than the Retirement and Retail Classes of these Funds, the performance of those Classes will be lower than the performance of the Institutional Class. All periods referenced below are ended as of December 31, 2005.

Growth Equity Fund

•	The Fund’s contractual management fee is 0.08%. Advisors proposed that the Fund’s actual management fee, after waivers, be 0.08%.

•	The Fund’s management fees are in the 1st quintile of the universe of comparable funds identified by Lipper for expense comparison purposes (“Expense Universe”).

•

For the one-, two-, three- and five-year periods, the Fund was in the 3rd quintile of the universe of comparable funds identified by Lipper for performance comparison purposes (“Performance Universe”). For the four-year period, the Fund was in the 4th quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 2 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Growth & Income Fund

•

The Fund’s contractual management fee is 0.45%. At the Board’s request, the Fund’s actual management fee, after waivers, will be 0.08% until at least April 2007, due to underperformance. [Note: This waiver was subsequently extended through April 2008.]

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one-, two- and three-year periods, the Fund was in the 2nd quintile of its Performance Universe; and, for the four- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 2 stars for the one-year period.

•	In March 2005, Advisors added a new portfolio manager, Susan Kempler, to the Fund. As a consequence of this change and other factors, the Fund outperformed its benchmark during the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

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Approval of investment management agreements (unaudited)	continued

Large-Cap Value Fund

•	The Fund’s contractual management fee is 0.45%. Advisors proposed that the Fund’s actual management fee be 0.45%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 4th, 1st and 2nd quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 5 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Growth Fund

•	The Fund’s contractual management fee is 0.48%. Advisors proposed that the Fund’s actual management fee be 0.48%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 3rd, 2nd and 1st quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Value Fund

•	The Fund’s contractual management fee is 0.48%. Advisors proposed that the Fund’s actual management fee be 0.48%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe. For the one-year period, the Fund was in the 2nd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 5 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Small-Cap Equity Fund

•	The Fund’s contractual management fee is 0.48%. Advisors proposed that the Fund’s actual management fee be 0.48%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 4th, 3rd and 2nd quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Social Choice Equity Fund

•	The Fund’s contractual management fee is 0.15%. Advisors proposed that the Fund’s actual management fee be 0.15%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

378 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Approval of investment management agreements (unaudited)	continued

•

For the two-, three- and four-year periods, the Fund was in the 2nd quintile of its Performance Universe. For the one- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Real Estate Securities Fund

•	The Fund’s contractual management fee is 0.50%. Advisors proposed that the Fund’s actual management fee be 0.50%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 5th, 4th and 3rd quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Because of the Fund’s record of poor performance, the portfolio manager of the Fund was removed and the Fund is being restructured. David Copp joined the team late in 2005.

•	Advisors had a net loss on the Fund for the one-year period.

International Equity Fund

•	The Fund’s contractual management fee is 0.50%. Advisors proposed that the Fund’s actual management fee be 0.50%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one-, two- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the three-and four-year periods, the Fund was in the 2nd quintile of it Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Inflation-Linked Bond Fund

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 2nd quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe.

•

The Fund received an Overall Morningstar Rating of 5 stars for the one-year period. As of February 2006, Morningstar created an Inflation-Protected Securities Category. After the reclassification, the Fund received a 4 star rating as of February 2006.

•

Longer-term performance suffered as a result of the portfolio manager’s more active management strategy. As a result, the previous manager of the Fund was reassigned back to the Fund in March 2004 and the Fund’s performance has continuously improved as a result of the change in management.

•	Advisors had a net loss on the Fund for the one-year period.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 379

Approval of investment management agreements (unaudited)	continued

Bond Fund

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one- and four-year periods, the Fund was in the 1st quintile of its Performance Universe. For the two-, three- and five-year periods, the Fund was in the 2nd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Money Market Fund

•	The Fund’s contractual management fee is 0.10%. Advisors proposed that the Fund’s actual management fee be 0.10%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two-, three-, four- and five-year periods, the Fund was in the 1st quintile of its Performance Universe.

•	Money market funds are not rated by Morningstar.

•	Advisors had a net loss on the Fund for the one-year period.

International Equity Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 3rd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

S&P 500 Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Equity Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two-, three- and four-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the five-year period, the Fund was in the 2nd quintile of its Performance Universe.

380 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Approval of investment management agreements (unaudited)	continued

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Large-Cap Growth Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one- and two-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the three-year period, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Large-Cap Value Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	Due to the size of the Performance Universe, Lipper was unable to calculate quintile rankings.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Blend Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Growth Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s (Inst. Class) management fees are in the 2nd quintile of its Expense Universe.

•	For the one-year period, the Fund was in the 2nd quintile of its Performance Universe. For the two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 381

Approval of investment management agreements (unaudited)	continued

Mid-Cap Value Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one-year period, the Fund was in the 1st quintile of its Performance Universe. Due to the size of the Performance Universe, Lipper was unable to calculate quintile rankings for the two- and three-year periods.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Small-Cap Blend Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one- and two-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the three-year period, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Small-Cap Growth Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.03%.

•	The Fund’s management fees are in the 2nd quintile of its Expense Universe.

•	For the one- and two-year periods, the Fund was in the 5th quintile of its Performance Universe.

•	For the three-year period, the Fund was in the 4th quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Small-Cap Value Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one- and two-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the three-year period, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

382 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Approval of investment management agreements (unaudited)	concluded

New Funds

The following Funds were authorized by the Board in December 2005 and began operations on March 31, 2006. Therefore, the Board did not review the performance of these Funds as part of their determination of whether to approve their Management Agreement.

Large-Cap Growth Fund

•

The Fund’s contractual management fee is 0.45%. At the Board’s request, the Fund’s actual management fee, after waivers, will be 0.08% until at least April 2007, due to underperformance by the Fund’s portfolio management team. [Note: This waiver was subsequently extended through April 2008.]

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Managed Allocation Fund II

•	The Fund’s contractual management fee is 0.00%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Bond Plus Fund II

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Short-Term Bond Fund II

•	The Fund’s contractual management fee is 0.25%. Advisors proposed that the Fund’s actual management fee be 0.25%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

High-Yield Fund II

•	The Fund’s contractual management fee is 0.35%. Advisors proposed that the Fund’s actual management fee be 0.35%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Tax-Exempt Bond Fund II

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Based on these factors, and the information provided, the Board renewed the Management Agreements. The Trustees were advised by separate independent legal counsel throughout the review process.

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 383

Important tax information (unaudited)

For the fiscal year ended September 30, 2006, the TIAA-CREF Institutional Mutual Funds designate the following amounts (or the maximum allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 Gains	Long Term Capital Gains	Total

Growth & Income	$—	$20,640,887	$20,640,887
International Equity	—	50,008,748	50,008,748
Large-Cap Value	—	11,807,783	11,807,783
Mid-Cap Growth	—	6,360,175	6,360,175
Mid-Cap Value	13,176	7,559,587	7,572,763
Small-Cap Equity	8,141	18,103,917	18,112,058
Large-Cap Growth Index	—	3,138,201	3,138,201
Large-Cap Value Index	—	8,281,765	8,281,765
Equity Index	11,068	39,387,640	39,398,708
S&P 500 Index	—	1,113,153	1,113,153
Mid-Cap Growth Index	56	1,709,389	1,709,445
Mid-Cap Value Index	5,588	4,941,571	4,947,159
Mid-Cap Blend Index	4,960	3,534,731	3,539,691
Small-Cap Growth Index	546	4,832,246	4,832,792
Small-Cap Value Index	6,186	6,211,956	6,218,142
Small-Cap Blend Index	—	14,180,170	14,180,170
International Equity Index	—	2,242,114	2,242,114
Social Choice Equity	—	8,933	8,933
Real Estate Securities	731,833	10,168,500	10,900,333
Inflation-Linked Bond	—	8,138,727	8,138,727

384 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

Important tax information (unaudited)	continued

For the fiscal year ended September 30, 2006, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

Growth Equity	99.96%
Growth & Income	46.51%
International Equity	48.38%
Large-Cap Value	56.48%
Mid-Cap Growth	97.59%
Mid-Cap Value	24.42%
Small-Cap Equity	14.14%
Large-Cap Growth Index	100.00%
Large-Cap Value Index	79.29%
Equity Index	95.39%
S&P 500 Index	97.71%
Mid-Cap Growth Index	35.24%
Mid-Cap Value Index	46.94%
Mid-Cap Blend Index	56.75%
Small-Cap Growth Index	81.94%
Small-Cap Value Index	34.01%
Small-Cap Blend Index	51.53%
International Equity Index	77.09%
Social Choice Equity	99.75%
Real Estate Securities	0.44%
Managed Allocation II	0.01%

2006 Annual Report Institutional Class • TIAA-CREF Institutional Mutual Funds	| 385

Important tax information (unaudited)	concluded

For the fiscal year ended September 30, 2006, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth Equity	99.41%
Growth & Income	44.35%
International Equity	0.23%
Large-Cap Value	58.51%
Mid-Cap Growth	100.00%
Mid-Cap Value	25.47%
Small-Cap Equity	14.45%
Large-Cap Growth Index	100.00%
Large-Cap Value Index	79.63%
Equity Index	96.99%
S&P 500 Index	98.09%
Mid-Cap Growth Index	34.39%
Mid-Cap Value Index	46.26%
Mid-Cap Blend Index	56.13%
Small-Cap Growth Index	81.94%
Small-Cap Value Index	32.45%
Small-Cap Blend Index	51.78%
International Equity Index	0.23%
Social Choice Equity	100.00%

The International Equity and International Equity Index Funds received income from foreign sources during the year ended September 30, 2006 of $22,245,289 ($0.25426 per share) and $9,838,888 ($0.4315 per share) respectively, and paid taxes to foreign countries during the year ended September 30, 2006 of $1,990,396 ($0.02275 per share) and $650,114 ($0.02851 per share), respectively.

The Tax-Exempt Bond Fund II has adopted an initial tax year end of November 30, 2006. As of September 30, 2006 the Fund paid distributions totaling $986,956, of which $965,230 was exempt from federal income tax and has been designated as exempt interest dividends.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2006, which will be reported in conjunction with your 2006 Form 1099-DIV.

By early 2007, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

386 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Institutional Class

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888 381-8283
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TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing.

Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

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Growth & Income

International Equity

Large-Cap Growth

Large-Cap Value

Mid-Cap Growth

Mid-Cap Value

Small-Cap Equity

Large-Cap Growth Index

Large-Cap Value Index

Equity Index

S&P 500 Index

Mid-Cap Growth Index

Mid-Cap Value Index

Mid-Cap Blend Index

Small-Cap Growth Index

Small-Cap Value Index

Small-Cap Blend Index

International Equity Index

Social Choice Equity

Real Estate Securities

Managed Allocation II

Bond

Bond Plus II

Short - Term Bond II

High-Yield II

Inflation-Linked Bond

Money Market

2006 ANNUAL REPORT

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS
RETIREMENT CLASS

SEPTEMBER 30, 2006
Audited financial statements including summary portfolios of investments

SIGN UP FOR ELECTRONIC DELIVERY AT

www.tiaa-cref.org/howto/edelivery.html

PERFORMANCE OVERVIEW AS OF SEPTEMBER 30, 2006
Retirement Class		Average annual compound rates of total return		Total return

			Since	Since
EQUITIES	Inception date	1 year	inception	inception
Growth & Income Fund	10/1/2002	10.62%	14.05%	—
International Equity Fund*	10/1/2002	19.68	23.11	—
Large-Cap Growth Fund	3/31/2006	—	—	–3.30%
Large-Cap Value Fund	10/1/2002	14.21	19.63	—
Mid-Cap Growth Fund	10/1/2002	2.42	19.30	—
Mid-Cap Value Fund	10/1/2002	12.42	24.17	—
Small-Cap Equity Fund	10/1/2002	9.90	20.45	—
Large-Cap Growth Index Fund	10/1/2002	5.53	11.94	—
Large-Cap Value Index Fund	10/1/2002	14.14	18.41	—
Equity Index Fund	3/31/2006	—	—	2.40
S&P 500 Index Fund	10/1/2002	10.39	14.66	—
Mid-Cap Growth Index Fund	10/1/2002	6.60	19.60	—
Mid-Cap Value Index Fund	10/1/2002	11.77	22.38	—
Mid-Cap Blend Index Fund	10/1/2002	9.03	21.10	—
Small-Cap Growth Index Fund	10/1/2002	6.13	19.78	—
Small-Cap Value Index Fund	10/1/2002	13.58	21.60	—
Small-Cap Blend Index Fund	10/1/2002	9.51	19.86	—
International Equity Index Fund	10/1/2002	18.72	22.67	—
Social Choice Equity Fund	10/1/2002	9.45	15.61	—
Real Estate Securities Fund	10/1/2002	23.45	25.70	—

EQUITIES & FIXED INCOME
Managed Allocation Fund II	3/31/2006	—	—	2.17

FIXED INCOME
Bond Fund	3/31/2006	—	—	3.52
Bond Plus Fund II	3/31/2006	—	—	3.54
Short-Term Bond Fund II	3/31/2006	—	—	2.75
High-Yield Fund II	3/31/2006	—	—	2.51
Inflation-Linked Bond Fund	3/31/2006	—	—	4.04

Money Market Fund†	3/31/2006	—	—	2.45

NET ANNUALIZED YIELD
(7-day period ended 9/26/2006)
		Current		Effective
Money Market Fund†		5.02%		5.15%

*

Performance note: Returns shown for the International Equity Fund were negatively impacted by a misallocation of income and net capital gains among the fund’s share classes. If this misallocation had not occurred, the 1-year and since-inception returns for the Retirement Class of this fund would have been 19.98% and 23.49%, respectively.

†

Investments in the TIAA-CREF Institutional Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted on the facing page represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Annual report to investors

The following annual report contains the performance and financial statements for the Retirement Class of the TIAA-CREF Institutional Mutual Funds for the twelve-month period ended September 30, 2006. The financial statements include information about other share classes, which are not the subject of this report.

During most of the twelve months covered by this report, stock prices in markets throughout the world increased. The Russell 3000® Index, which measures the broad U.S. market, rose 10.2%, while the MSCI EAFE® Index, which measures stock performance in 21 foreign nations, soared 19.2%. As of September 30, 2006, the MSCI World IndexSM was up nearly 60% for the previous three years.

          For the reporting period, 10 of the 18 equity funds of the TIAA-CREF Institutional Mutual Funds that offer Retirement Class shares and were in operation for the full reporting period achieved double-digit gains.

Profits keep pushing stock prices higher

U.S. stock prices were supported by earnings growth partly fueled by the world economy. Data released by the Commerce Department in September showed a 60% increase in U.S. corporate profits since the end of 2003. For the second quarter of 2006 alone, profits were up 18.5% from a year earlier.

          Investors worried, however, that higher interest rates might slow growth and compress profit margins. When the Federal Reserve announced in August that it was holding short-term interest rates steady—after a series of rate hikes stretching back to June 2004—stock prices moved upwards. Nearly half of the Russell 3000’s advance during the twelve-month period came from the 4.6% gain during the third quarter.

          Bond prices also rose following the Fed’s August announcement, and the Lehman Brothers U.S. Aggregate Index, which measures investment-grade U.S. bonds, returned 3.8% for the third quarter—its best three-month performance since 2002.

Financials and large caps lead the market

During the twelve-month period, the Russell 3000’s return was driven by the 19.2% gain of its financial sector, which made up nearly 23% of the market capitalization of the index as of September 30. The other sectors that outperformed the index as a whole were utilities, autos and transportation, materials and processing, and producer durables.

          Market leadership shifted to large-capitalization stocks, although the performance gaps among the three cap sizes narrowed during the period. Large caps returned 10.3%, versus the 9.9% and 9.6% gained by small caps and mid caps, respectively.

2 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

New funds offer broader diversification

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

To help you meet today’s investing challenges, we introduced nine new funds in the Retirement Class on March 31, 2006. These included two equity funds, five fixed-income funds, an asset allocation fund and a money market fund.

          With the addition of the fixed-income funds, TIAA-CREF Institutional Mutual Funds now offer more opportunities for diversification in the fixed-income asset class. This report includes information about how the nine new funds have performed during their first six months of operation.

          Among the 18 equity funds that had performance for the full fiscal year, returns ranged from 2.4% for the Mid-Cap Growth Fund to 23.5% for the Real Estate Securities Fund. The two new equity funds, the Large-Cap Growth Fund and the Equity Index Fund, had returns of –3.3% and 2.4%, respectively, for the six months in which they were in operation.

          Among the five new fixed-income funds in the Retirement Class, returns for the first six months of operation ranged from 2.5% for the High-Yield Fund II to 4.0% for the Inflation-Linked Bond Fund. The Money Market Fund, also new to the Retirement Class, benefited from rising interest rates and outperformed the average money market fund for the six months ended September 30, 2006.

          We understand that your allocation strategies depend on our delivering funds that provide pure exposure to a particular segment of the financial marketplace. Throughout the period, each of our funds remained fully invested in accordance with its objective in order to help you achieve yours.

/s/ Edward J. Grzybowski
Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended September 30, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of March 31 or September 30; Form N-Q lists holdings as of December 31 or June 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day management of the funds.

4 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Commercial paper refers to the short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with similar objectives whose performance can be compared with that of an individual mutual fund with a similar objective.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 5

Understanding investment risk

All investing involves an element of risk. In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk. A fund that operates in a limited area of either the stock or the bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund.

Call risk is the risk that during periods of declining interest rates, an issuer of a bond may “call” (i.e., redeem) a high-yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Illiquid security risk is the risk that investments in illiquid securities may be difficult to sell for their fair market value.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any particular period of time. Although certain funds attempt to closely track the investment performance of their indexes, they may not duplicate the composition of these indexes. In addition, a fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

6 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value and that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that the stock of a company will lose value because the company is involved in a reorganization or some other special situation.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund will not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Risks of inflation-indexed bonds include the possibility that market values of inflation-indexed bonds may be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s style—whether growth-investing or value-investing—will pass out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 7

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Growth & Income Fund | Dividend-paying stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Growth & Income Fund returned 10.62% for the Retirement Class, compared with the 10.79% gain of the fund’s benchmark, the S&P 500® Index, and the 9.13% average return for the fund’s peer group, the Morningstar Large Blend category.

Large-cap stocks edge out the broad market

For the period, the large-cap stocks of the S&P 500 Index finished ahead of the overall U.S. stock market, which rose 10.22% as measured by the Russell 3000® Index. The lower return of the Russell 3000 resulted from the slightly lower gains of mid-and small-cap stocks, which are not part of the S&P 500.

          For the ten years ended September 30, 2006, the 8.58% average annual return of the S&P 500 fell just short of the 8.70% return of the Russell 3000.

Financial sector fuels the benchmark

All ten of the S&P 500’s industry sectors had positive returns, including five that posted double-digit gains. The financial sector, comprising more than one-fifth of the benchmark’s market capitalization on September 30, 2006, surged 20.5%.

          The benchmark’s next-two-largest sectors, information technology and health care, had much more moderate returns, gaining 3.3% and 7.6%, respectively.

Strong returns lag the benchmark’s

Stock selections produced mixed results versus the benchmark. Among the largest detractors from the fund’s relative return were an overweight in Coventry Health Care and a position in medical products maker The Cooper Companies, a nonbenchmark issue. These stocks did not perform as anticipated. Other holdings that reduced the fund’s return included an underweight in insurer Cigna, an overweight in fiber-optics maker JDS Uniphase and a position in PDL BioPharma, which was not in the benchmark.

          Many of the fund’s other holdings were more successful, contributing to its double-digit gain for the period. These included larger-than-benchmark weightings in Occidental Petroleum, computer graphics company Nvidia and online prescription provider Express Scripts. The fund also benefited from positions in well-performing stocks that were not in the benchmark, such as French industrial giant Alstom and Canadian metals and mining company Inco.

          On September 30, 2006, foreign securities made up 6.34% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 9

Growth & Income Fund | Dividend-paying stocks

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TRGIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Growth & Income Fund Retirement Class	10.62%	14.05%	69.27%

Benchmark: S&P 500 Index[2]	10.79	15.20	76.17

Peer group: Morningstar Large Blend	9.13	14.08	69.83

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

10 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $16,927 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 14.25%, for the quarter ended June 30, 2003
Worst quarter: –3.74%, for the quarter ended March 31, 2003

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 11

Growth & Income Fund | Dividend-paying stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,026.77		$1.93
5% annual hypothetical return	1,000.00	1,023.15	†	1.92

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.38%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to waive its fees and to reimburse the fund for other expenses through September 30, 2007. Without this waiver and reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	92.93
$1 billion–$5 billion	6.76
Under $1 billion	0.31

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
CUSIP	87244W763
Net assets of fund (9/30/2006)	$187.04 million

12 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

International Equity Fund | Foreign stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The International Equity Fund returned 19.68% for the Retirement Class, compared with the 19.16% gain of the fund’s benchmark, the MSCI EAFE® Index, and the 18.11% average return for the fund’s peer group, the Morningstar Foreign Large Blend category.

Foreign stocks continue to outperform U.S. issues

For the period, the returns of foreign stocks were nearly double those of U.S. shares; the Russell 3000® Index, a measure of the broad U.S. stock market, returned 10.22%. This was the fifth consecutive twelve-month period in which foreign stocks outperformed domestic issues.

          However, for the ten-year period ended September 30, 2006, the average annual return of the Russell 3000 topped that of the EAFE, 8.70% to 6.82%.

A weaker dollar boosts returns

The EAFE’s gains were concentrated in the first six months of 2006. The index posted a relatively modest 3.59% return in terms of local currencies for that period, but weakness in the dollar amplified that to 10.16% for U.S. investors.

          For the twelve-month period, the benchmark’s gain was fueled by a 22.30% surge, in dollar terms, in its European segment. Swiss, German and French stocks led the way, soaring 26.74%, 24.18% and 22.50%, respectively, in dollar terms. Stocks from these three nations made up nearly one-quarter of the EAFE’s market capitalization as of September 30.

Stock choices lift the fund above the benchmark

Numerous successful stock selections enabled the fund to beat its benchmark. Top contributors included overweight holdings, relative to the benchmark, in Italian car maker Fiat, British financial company Man Group and German drug maker Bayer. Several underweights also helped; these included oil company BP and wireless provider Vodafone, both British companies.

          These positive contributions were partly offset by underperformance from credit company Orient and magnet maker Neomax, two Japanese stocks that were not part of the benchmark. The fund’s return was also restrained by overweight positions in several stocks that did not perform as anticipated. These included Germany’s Daimler-Chrysler and Deutsche Post and Spain’s Cintra, a construction company.

          As of September 30, 2006, stocks of companies in emerging markets, which are not included in the benchmark, made up approximately 1.4% of the fund’s total portfolio investments.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 13

International Equity Fund | Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The MSCI EAFE® (Europe, Australasia, and the Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TRERX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

International Equity Fund
Retirement Class[2]	19.68%	23.11%	129.83%

Benchmark:
MSCI EAFE Index[3]	19.16	23.21	130.59

Peer group:
Morningstar Foreign Large Blend	18.11	21.02	114.95

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]

Performance shown was negatively impacted by a misallocation of income and net capital gains among the fund’s share classes. If this misallocation had not occurred, the 1-year, since-inception and cumulative since-inception returns would have been 19.98%, 23.49% and 132.71%, respectively. Shareholders who owned Retirement Class shares on or before May 25, 2006 who were negatively impacted by this misallocation by more than $10 will be made whole through direct payments by Teachers Advisors, Inc. For additional information, please contact our Telephone Counseling Center at 800 927-3059.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

14 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,983 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns*

Retirement Class

Best quarter: 17.98%, for the quarter ended December 31, 2003
Worst quarter: –7.40%, for the quarter ended March 31, 2003

*

Performance shown was negatively impacted by a misallocation of income and net capital gains among the fund’s share classes. If this misallocation had not occurred, the total returns for the fiscal years 2003, 2004, 2005 and 2006 would have been 26.59%, 21.72%, 25.88% and 19.98%, respectively. Shareholders who owned Retirement Class shares on or before May 25, 2006 who were negatively impacted by this misallocation by more than $10 will be made whole through direct payments by Teachers Advisors, Inc. For additional information, please contact our Telephone Counseling Center at 800 927-3059.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 15

International Equity Fund | Foreign stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,033.72		$4.08
5% annual hypothetical return	1,000.00	1,021.02	†	4.05

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.80%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of portfolio investments

Germany	24.0
Japan	21.5
France	13.5
United Kingdom	12.4
Switzerland	7.6
Italy	4.8
Finland	4.3
Australia	3.8
United States	3.1
8 other nations	5.0

Total	100.0

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	82.14
$1 billion–$5 billion	15.51
Under $1 billion	2.35

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W748
Net assets of fund
(9/30/2006)	$1.18 billion

16 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Growth Fund | Growth stocks of larger U.S. companies
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Large-Cap Growth Fund returned –3.30% for the Retirement Class, compared with the –0.12% return of the fund’s benchmark, the Russell 1000®Growth Index, and the –2.38% average return for the fund’s peer group, the Morningstar Large Growth category.

Large-cap growth continues to lag large-cap value

For the period, large-cap growth stocks lagged the 6.85% gain of large-cap value issues, as measured by the Russell 1000 Value Index. The overall U.S. stock market, as measured by the Russell 3000® Index, rose 2.57%. The decline in large-cap growth stocks was concentrated in the second quarter of 2006, when the benchmark lost 3.90%.

          For the ten years ended September 30, 2006, large-cap growth produced an average annual return of 5.45%, versus 11.20% for large-cap value issues.

Weak sector returns hamper the benchmark

Seven of the twelve industry sectors in the Russell 1000 Growth Index had negative returns in the period, including two of the largest—technology and consumer discretionary goods—which dropped 1.7% and 2.9%, respectively. Together these two sectors made up nearly 40% of the benchmark’s market capitalization on September 30, 2006.

Stock selections detract from the fund’s return

The fund lagged its benchmark due to numerous stock selections that did not perform as anticipated. Among these were overweight positions in telecom company Qualcomm, insurer Aetna and eBay. Underweights that detracted from performance included Johnson & Johnson and software firm Oracle. A holding in semiconductor maker Marvell Technology Group, a nonbenchmark stock, also hurt the fund’s return.

          Favorable stock selections included an overweight in Apple Computer and a position in AT&T, which is not part of the benchmark. The fund also benefited from avoiding Home Depot and from underweighting several stocks that did not perform well, such as computer company Dell.

          On September 30, 2006, foreign securities made up 8.52% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 17

Large-Cap Growth Fund | Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TILRX

Total return* since inception[1]

Large-Cap Growth Fund
Retirement Class	–3.30%

Benchmark:
Russell 1000 Growth Index[2]	–0.12

Peer group:
Morningstar Large Growth	–2.38

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

18 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would be worth $9,670 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	97.98
$1 billion–$5 billion	1.81
Under $1 billion	0.21

Total	100.00

Fund facts

Inception date
Retirement Class	3/31/2006
CUSIP	87244W326
Net assets of fund
(9/30/2006)	$16.81 million

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 19

Large-Cap Growth Fund | Growth stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$965.13		$1.87
5% annual hypothetical return	1,000.00	1,023.15	†	1.92

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.38%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to waive its fees and reimburse the fund for various other expenses through September 30, 2007. Without this waiver and reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

20 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Value Fund | Value stocks of larger companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Large-Cap Value Fund returned 14.21% for the Retirement Class, compared with the 14.62% gain of the fund’s benchmark, the Russell 1000® Value Index, and the 11.92% average return for the fund’s peer group, the Morningstar Large Value category.

Large-cap value extends lead over large-cap growth

For the period, large-cap value stocks continued to outpace large-cap growth issues: the gain of the primarily large-cap Russell 1000 Value Index was more than twice the 6.04% rise of its growth counterpart. This marked the third consecutive twelve-month period in which the large-cap value category outperformed large-cap growth.

          For the ten years ended September 30, 2006, large-cap value delivered an average annual return of 11.20%, far surpassing the 5.45% return for large-cap growth and the 8.70% return for the broad U.S. stock market, as measured by the Russell 3000®Index.

Financial stocks drive returns

During the period, eleven of the twelve industry sectors in the Russell 1000 Value Index had positive returns, and ten posted double-digit gains. The largest contribution to the benchmark’s overall return came from the 20.7% surge in the benchmark’s financial sector, which made up more than one-third of its market capitalization on September 30.

          The next-two-largest contributors were utilities and consumer discretionary goods, which rose 14.7% and 10.9%, respectively. The only declining sector was “other energy,” down 5.1%.

Stock selections produce mixed results

The fund’s return was slightly below the benchmark’s. Among the holdings that detracted from returns were two nonbenchmark stocks that did not perform as expected: medical-supplies manufacturer Boston Scientific and Japanese trading firm Sojitz. Overweight positions that included RadioShack and Sprint Nextel also dampened returns.

          Other stock choices helped the fund’s relative performance. These included overweights in semiconductor manufacturer Atmel and investment firm Morgan Stanley, and positions in two French stocks not held in the benchmark: industrial giant Alstom and chemical company Rhodia, which was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange).

          On September 30, 2006, foreign securities made up 8.52% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 21

Large-Cap Value Fund | Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TRLCX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Value Fund Retirement Class	14.21%	19.63%	104.90%

Benchmark:
Russell 1000 Value Index[2]	14.62	18.98	100.46

Peer group:
Morningstar Large Value	11.92	16.40	84.04

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

22 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,490 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.37%, for the quarter ended June 30, 2003
Worst quarter: –5.23%, for the quarter ended March 31, 2003

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 23

Large-Cap Value Fund | Value stocks of larger companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,033.88		$3.82
5% annual hypothetical return	1,000.00	1,021.27	†	3.80

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.75%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	82.40
$1 billion–$5 billion	15.84
Under $1 billion	1.76

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
CUSIP	87244W722
Net assets of fund (9/30/2006)	$671.64 million

24 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Growth Fund | Growth stocks of medium-sized companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Growth Fund returned 2.42% for the Retirement Class, compared with the 7.03% gain of the fund’s benchmark, the Russell Midcap® Growth Index, and the 5.22% average return for the fund’s peer group, the Morningstar Mid-Cap Growth category.

Mid-cap growth stumbles after earlier gains

After topping the broad-based Russell 3000® Index in the previous twelve-month period, mid-cap growth stocks lost traction, lagging both the 10.22% return of the Russell 3000 and the 12.27% gain of the Russell Midcap Value Index. The bulk of mid-cap growth’s underperformance occurred in the second and third quarters of 2006, when the benchmark returned –4.69% and 0.89%, respectively.

          As of September 30, 2006, the Russell Midcap Growth Index had an average annual return of 8.20% over the previous ten years, versus 8.70% for the Russell 3000 Index and 13.66% for the Russell Midcap Value Index.

Mixed sector returns temper overall gains

During the twelve months, eight of the benchmark’s twelve industry sectors advanced, including five that posted double-digit gains. However, the three largest sectors in terms of market capitalization—consumer discretionary goods, technology and health care—were not among the best performers.

          The Russell Midcap Growth Index trailed its value counterpart primarily because it had a far smaller component of financial stocks, which performed well during the period.

Stock selections disappoint

The fund lagged its benchmark due to numerous stock selections that failed to perform as anticipated. Among these were larger-than-benchmark weightings in medical-device manufacturer St. Jude Medical, video game maker Activision and residential home builder NVR. A position in health care company Adams Respiratory Therapeutics, a nonbenchmark stock, also lowered returns.

          Favorable stock selections included overweights in communications cable manufacturer Amphenol and online prescription provider Express Scripts, and a position in investment bank Greenhill & Co., a stock that was not part of the benchmark.

          On September 30, 2006, foreign securities made up 0.78% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 25

Mid-Cap Growth Fund | Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006		Ticker symbol: TRGMX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Fund
Retirement Class	2.42%	19.30%	102.67%

Benchmark:
Russell Midcap Growth Index[2]	7.03	20.17	108.66

Peer group:
Morningstar Mid-Cap Growth	5.22	16.07	82.37

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

26 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,267 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.34%, for the quarter ended June 30, 2003
Worst quarter: –7.48%, for the quarter ended June 30, 2006

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 27

Mid-Cap Growth Fund | Growth stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$915.46		$3.74
5% annual hypothetical return	1,000.00	1,021.12	†	3.95

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.78%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	63.72
$1 billion–$5 billion	33.52
Under $1 billion	2.76

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W888
Net assets of fund
(9/30/2006)	$267.28 million

28 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Value Fund | Value stocks of medium-sized companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Value Fund returned 12.42% for the Retirement Class, compared with the 12.27% gain of the fund’s benchmark, the Russell Midcap® Value Index, and the 9.10% average return for the fund’s peer group, the Morningstar Mid-Cap Value category.

Mid-cap value continues to shine

For the sixth consecutive twelve-month period, mid-cap value stocks outperformed the broad U.S. stock market, which rose 10.22% as measured by the Russell 3000® Index. The mid-cap value category also remained ahead of mid-cap growth, which advanced 7.03% for the period, as measured by the Russell Midcap Growth Index.

          For the ten years ended September 30, 2006, mid-cap value had an average annual return of 13.66%, versus 8.70% for the broad stock market and 8.20% for mid-cap growth.

Several key benchmark sectors soar

For the twelve months, ten of the twelve sectors of the Russell Midcap Value Index recorded positive returns, with six producing double-digit gains. The largest contributions came from financial stocks, which surged 16.7%, and materials and processing, which soared 24.5%. These two sectors made up more than 40% of the benchmark’s market capitalization as of September 30, 2006.

Stock selections brighten returns

The fund topped its benchmark due to successful stock selections, including positions in three stocks that were not part of the benchmark: French chemical company Rhodia, Canadian nickel producer Inco and Continental Airlines. Rhodia was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange). Also boosting relative performance were numerous overweight positions that included paper company Georgia-Pacific and tobacco company Carolina Group, and underweights in stocks such as energy company Kerr-McGee.

          The positive effects of these holdings were partly offset by positions that included underweights in steel producer Nucor and telecom services provider Qwest Communications. An overweight in insurer Cigna and a position in health care company Sepracor, a nonbenchmark stock, also detracted from returns.

          On September 30, 2006, foreign securities made up 5.27% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 29

Mid-Cap Value Fund | Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TRVRX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Fund
Retirement Class	12.42%	24.17%	137.88%

Benchmark:
Russell Midcap Value Index[2]	12.27	22.89	128.23

Peer group:
Morningstar Mid-Cap Value	9.10	18.84	100.28

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

30 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $23,788 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.72%, for the quarter ended June 30, 2003
Worst quarter: –3.98%, for the quarter ended March 31, 2003

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 31

Mid-Cap Value Fund | Value stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,022.65		$3.95
5% annual hypothetical return	1,000.00	1,021.12	†	3.95

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.78%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	64.53
$1 billion–$5 billion	32.88
Under $1 billion	2.59

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W854
Net assets of fund
(9/30/2006)	$ 482.07 million

32 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Equity Fund | Stocks of smaller companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Small-Cap Equity Fund returned 9.90% for the Retirement Class, compared with the 9.92% gain of the fund’s benchmark, the Russell 2000® Index, and the 7.59% average return for the fund’s peer group, the Morningstar Small Blend category.

Small caps’ winning streak ends

For the twelve-month period, small caps narrowly trailed the broad U.S. stock market, which rose 10.22%, as measured by the Russell 3000® Index. This broke a long chain of superior performance by small caps: they led the broad market for the seven previous twelve-month periods. For the ten years ended September 30, 2006, the average annual return of the Russell 2000 topped that of the Russell 3000, 9.06% to 8.70%.

          After a lackluster finish to 2005, small-cap stocks skyrocketed 13.94% in the first quarter of 2006, when the booming U.S. economy made investors less wary of risk. Concerns over rising short-term U.S. interest rates and soaring oil prices resurfaced in the second quarter, and the Russell 2000 tumbled 5.02%. Small caps recovered somewhat in the third quarter, as oil prices fell and short-term interest rates held steady.

Sectors turn in mixed performance

All but one of the benchmark’s twelve sectors gained for the period. The largest contributor was the financial sector, which rose 14.8% and which made up nearly one-quarter of the index in terms of market capitalization on September 30. The performance of the index as a whole was restrained by the 1.1% return of health care stocks, which represented more than one-tenth of the benchmark, and by the 7% decline in the “other energy” sector.

Stock weightings are key to fund’s return

The fund slightly trailed the Russell 2000 Index because of several stock positions that did not perform as anticipated. These included holdings that were overweighted, relative to their share of the benchmark, in Chiquita Brands, home builder Champion Enterprises and credit company Asset Acceptance Capital. An underweight investment in Hansen Natural, a beverage maker, also detracted from the fund’s relative performance.

          Partly offsetting these results were a number of advantageous positions, including overweight investments in construction company Emcor, pizza chain Papa John’s and oil refiner Alon USA Energy.

          The fund continued to use proprietary mathematical models to select small-cap stocks that appeared to be attractively priced.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 33

Small-Cap Equity Fund | Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2006		Ticker symbol: TRSEX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Equity Fund
Retirement Class	9.90%	20.45%	110.59%

Benchmark:
Russell 2000 Index[2]	9.92	20.39	110.20

Peer group:
Morningstar Small Blend	7.59	19.10	102.98

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

34 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,059 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.38%, for the quarter ended June 30, 2003
Worst quarter: –5.64%, for the quarter ended March 31, 2005

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 35

Small-Cap Equity Fund | Stocks of smaller companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$950.69		$3.81
5% annual hypothetical return	1,000.00	1,021.12	†	3.95

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.78%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	0.96
$1 billion–$5 billion	54.22
Under $1 billion	44.82

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W821
Net assets of fund
(9/30/2006)	$417.82 million

36 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Large-Cap Growth Index Fund returned 5.53% for the Retirement Class, compared with the 6.04% gain of the fund’s benchmark, the Russell 1000® Growth Index, and the 4.56% average return for the fund’s peer group, the Morningstar Large Growth category.

Large-cap growth continues to lag

For the twelve months, large-cap growth stocks continued to underperform the broad U.S. stock market, which returned 10.22% as measured by the Russell 3000® Index. As of September 30, large-cap growth issues had trailed the overall market for five of the previous six twelve-month periods.

          Large-cap growth also trailed large-cap value for the twelve months, 6.04% to 14.62%. Within the growth category, large-cap issues failed to keep pace with the 7.03% return of mid caps but edged out the 5.88% return of small caps.

          For the ten years ended September 30, 2006, the 5.45% average annual return of the Russell 1000 Growth Index was well below the 8.70% return of the broad-based Russell 3000 Index.

Largest sectors limit benchmark’s gains

During the period, eleven of the twelve sectors of the Russell 1000 Growth Index posted positive returns, including six that recorded double-digit gains. Among these were financials, up 15.4%, materials and processing, which climbed 12.1%, and producer durables, which rose 11.7%. These three sectors made up about one-fifth of the benchmark’s market capitalization at the end of the period.

          The index lagged the broad market primarily because of less-than-robust returns in its three largest sectors—4% from technology, 3.4% from health care and 5.8% from consumer discretionary goods. These three sectors constituted nearly 60% of the benchmark in terms of market capitalization as of September 30, 2006.

          The worst-performing sector was “other energy,” which fell 9.5% but had a limited impact on overall returns because it was among the benchmark’s smaller sectors.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 37

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006		Ticker symbol: TRIRX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Growth Index Fund
Retirement Class	5.53%	11.94%	57.04%

Benchmark:
Russell 1000 Growth Index[2]	6.04	12.49	60.19

Peer group:
Morningstar Large Growth	4.56	12.08	58.50

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

38 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $15,704 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 14.08%, for the quarter ended June 30, 2003
Worst quarter: –5.38%, for the quarter ended September 30, 2004

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 39

Large-Cap Growth Index Fund | Growth stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$995.00		$1.70
5% annual hypothetical return	1,000.00	1,023.35	†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	89.21
$1 billion–$5 billion	10.77
Under $1 billion	0.02

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W672
Net assets of fund
(9/30/2006)	$595.64 million

40 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Large-Cap Value Index Fund | Value stocks of larger U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Large-Cap Value Index Fund returned 14.14% for the Retirement Class, compared with the 14.62% gain of the fund’s benchmark, the Russell 1000® Value Index, and the 11.92% average return for the fund’s peer group, the Morningstar Large Value category.

Large-cap value tops the broad market again

During the period, large-cap value stocks continued to outperform the broad U.S. stock market, which returned 10.22% as measured by the Russell 3000® Index. As of September 30, large-cap value issues had beaten the overall market for the three previous twelve-month periods and five of the last six twelve-month periods.

          For the ten years ended September 30, 2006, the 11.20% average annual return of the Russell 1000 Value Index was well ahead of the 8.70% return of the broad-based Russell 3000 Index.

          Large-cap value also topped large-cap growth for the twelve months, 14.62% to 6.04%. Within the value category, large-cap issues led both the 12.27% return of mid caps and the 14.01% return of small caps.

Financial sector powers the index

During the period, eleven of the twelve sectors of the Russell 1000 Value Index posted positive returns, including ten that recorded double-digit gains. Financial stocks contributed most to the benchmark’s return: making up more than one-third of the benchmark’s market capitalization as of September 30, 2006, they soared 20.7%. Utilities, the benchmark’s second-largest sector, climbed 14.7%, but integrated oils, the next-largest sector, rose just 3.4%.

          The worst-performing sector was “other energy,” down 5.1%, but the effect of this loss was limited since the sector constituted only about 3% of the benchmark in terms of market capitalization. Producer durables, the smallest sector, returned 11.4%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 41

Large-Cap Value Index Fund | Value stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TRCVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Value Index Fund
Retirement Class	14.14%	18.41%	96.65%

Benchmark:
Russell 1000 Value Index[2]	14.62	18.98	100.46

Peer group:
Morningstar Large Value	11.92	16.40	84.04

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

42 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $19,665 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 16.98%, for the quarter ended June 30, 2003
Worst quarter: –4.89%, for the quarter ended March 31, 2003

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 43

Large-Cap Value Index Fund | Value stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,065.24		$1.76
5% annual hypothetical return	1,000.00	1,023.35	†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	89.89
$1 billion–$5 billion	10.10
Under $1 billion	0.01

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W656
Net assets of fund
(9/30/2006)	$555.29 million

44 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Equity Index Fund | U.S. stocks
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Equity Index Fund returned 2.40% for the Retirement Class, compared with the 2.57% gain of the fund’s benchmark, the Russell 3000® Index, and the 2.15% average return for the fund’s peer group, the Morningstar Large Blend category.

U.S. stocks advance but still lag foreign issues

For the six-month period since the fund’s inception, the broad U.S. stock market posted a modest gain, reflecting mixed results among the various market-capitalization sizes and style categories in the Russell 3000 Index.

          The best-performing category, large-cap value stocks, rose a solid 6.85%, while the worst performers, small-cap growth issues, declined 8.88%. In general, value beat growth, and large caps outpaced both mid caps and small caps.

          U.S. stocks continued to lag foreign stocks: the return of the Russell 3000 was slightly more than half that of the MSCI EAFE® Index. However, for the ten years ended September 30, 2006, the Russell 3000 Index topped the EAFE index: their average annual returns were 8.70% and 6.82%, respectively.

Financial sector drives returns

During the period, only half of the twelve industry sectors of the Russell 3000 Index posted positive returns. Financial stocks, which made up nearly one-quarter of the benchmark in terms of market capitalization on September 30, rose 6.1%.

          This gain was partly offset by a 0.8% loss in consumer discretionary goods, the benchmark’s second-largest sector, and a 2% drop in technology, the next-largest. The worst performance came from “other energy,” which dropped 8.4%. This category, however, constituted only about 4% of the benchmark’s market capitalization, so its decline had little effect on overall returns for the index.

          Among the benchmark’s five-largest companies, gains ranged from sluggish to soaring. The three largest stocks, in descending order according to cap size, were ExxonMobil, General Electric and Citigroup, which advanced 5.6%, 5.6% and 6.4%, respectively. Bank of America, the next-largest, surged 19%, while Microsoft, the next-largest, rose a tepid 2%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 45

Equity Index Fund | U.S. stocks

Investment objective

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including index risk and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIQRX

Total return* since inception[1]

Equity Index Fund Retirement Class	2.40%

Benchmark:
Russell 3000 Index[2]	2.57

Peer group:
Morningstar Large Blend	2.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (7/1/1999), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retirement Class.

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

46 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,240 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	81.40
$1 billion–$5 billion	14.50
Under $1 billion	4.10

Total	100.00

Fund facts

Inception date
Retirement Class	3/31/2006
CUSIP	886315753
Net assets of fund
(9/30/2006)	$642.05 million

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 47

Equity Index Fund | U.S. stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,022.28		$1.72
5% annual hypothetical return	1,000.00	1,023.35	†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

48 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

S&P 500 Index Fund | Stocks of larger U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The S&P 500 Index Fund returned 10.39% for the Retirement Class, compared with the 10.79% gain of the fund’s benchmark, the S&P 500® Index, and the 9.13% average return for the fund’s peer group, the Morningstar Large Blend category.

Large caps finish ahead of the broad market

For the period, the large-cap stocks of the S&P 500 Index posted a gain that topped the 10.22% advance of the broad U.S. stock market, as measured by the Russell 3000® Index. In contrast, the S&P 500 had lagged the Russell 3000 for the four previous twelve-month periods.

          The large-cap category’s outperformance was concentrated in the third quarter of 2006, when the S&P 500 beat the Russell 3000 by 5.67% to 4.64%—a difference of more than a full percentage point. The Russell 3000’s weaker performance for the quarter reflected the smaller returns of mid- and small-cap stocks, which are not part of the S&P 500.

          Over the longer term, large-cap stocks have delivered returns close to those of the overall U.S. market. For the ten years ended September 30, 2006, the S&P 500 produced an average annual return of 8.58%, compared with 8.70% for the Russell 3000.

Financial sector fuels the benchmark

During the twelve-month period, all ten of the S&P 500’s industry sectors had positive returns, including five that posted double-digit gains. The financial sector, which constituted more than one-fifth of the benchmark’s market capitalization on September 30, 2006, surged 20.5%.

          The picture for the benchmark’s next-two-largest sectors, information technology and health care, was less impressive: they gained 3.3% and 7.6%, respectively. The best-performing sector was telecommunication services, up 25.7%, but since it constituted only a small part of the benchmark, its performance had little effect on overall returns.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 49

S&P 500 Index Fund | Stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TRSPX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

S&P 500 Index Fund Retirement Class	10.39%	14.66%	72.88%

Benchmark:
S&P 500 Index[2]	10.79	15.20	76.17

Peer group:
Morningstar Large Blend	9.13	14.08	69.83

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

50 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,288 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 15.11%, for the quarter ended June 30, 2003
Worst quarter: –3.18%, for the quarter ended March 31, 2003

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 51

S&P 500 Index Fund | Stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	S&P 500 Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,037.67		$1.73
5% annual hypothetical return	1,000.00	1,023.35	†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	97.50
$1 billion–$5 billion	2.50

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W698
Net assets of fund
(9/30/2006)	$933.28 million

52 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Growth Index Fund returned 6.60% for the Retirement Class, compared with the 7.03% gain of the fund’s benchmark, the Russell Midcap® Growth Index, and the 5.22% average return for the fund’s peer group, the Morningstar Mid-Cap Growth category.

Mid-cap growth trails the market

For the twelve months, mid-cap growth stocks lagged the 10.22% return of the broad U.S. stock market as measured by the Russell 3000® Index. This was an about-face from the previous twelve-month period, when mid-cap growth stocks outperformed the broad market.

          Within the growth category, mid-cap issues bettered both the 6.04% gain of large caps and the 5.88% return of small caps.

          As of September 30, 2006, the Russell Midcap Growth Index had an average annual return of 8.20% over the previous ten years, versus 8.70% for the Russell 3000 Index.

Largest sectors lag the broad market

For the twelve-month period, eight of the twelve sectors of the Russell Midcap Growth Index posted positive returns. More than half of the market capitalization of the index was concentrated in three sectors, all of which underperformed the broad U.S. stock market: consumer discretionary, which made up more than one-fifth of the index and returned 7%; technology, which was up 5.8%; and health care, which posted a 7.5% return.

          The clear preference of mid-cap investors for value stocks over growth issues could be seen in the consumer discretionary sector. That sector in the mid-cap value category strongly outpaced its mid-cap growth counterpart, climbing 12.3%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 53

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TRMGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Index Fund Retirement Class	6.60%	19.60%	104.71%

Benchmark: Russell Midcap Growth Index[2]	7.03	20.17	108.66

Peer group: Morningstar Mid-Cap Growth	5.22	16.07	82.37

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

54 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,471 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.57%, for the quarter ended June 30, 2003
Worst quarter: –4.78%, for the quarter ended June 30, 2006

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 55

Mid-Cap Growth Index Fund | Growth stocks of medium-sized U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$957.93		$1.67
5% annual hypothetical return	1,000.00	1,023.35	†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	64.16
$1 billion–$5 billion	35.75
Under $1 billion	0.09

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
CUSIP	87244W615
Net assets of fund (9/30/2006)	$46.38 million

56 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Value Index Fund | Value stocks of medium-sized U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Value Index Fund returned 11.77% for the Retirement Class, compared with the 12.27% gain of the fund’s benchmark, the Russell Midcap® Value Index, and the 9.10% average return for the fund’s peer group, the Morningstar Mid-Cap Value category.

Mid-cap value stays well ahead of the market

For the twelve-month period, mid-cap value stocks outshined the 10.22% return of the broad U.S. stock market, as measured by the Russell 3000® Index. This was the sixth consecutive twelve-month period in which the benchmark outperformed the overall market.

          As of September 30, 2006, the Russell Midcap Value Index had an average annual return of 13.66% over the previous ten years, versus 8.70% for the broad-based Russell 3000 Index.

          Within the value category, the twelve-month return of mid-cap issues lagged both the 14.62% advance of large caps and the 14.01% gain of small caps.

Many of the largest sectors excel

For the twelve-month period, ten of the twelve sectors of the Russell Midcap Value Index posted positive returns. More than half of the market capitalization of the index was concentrated in three sectors that achieved double-digit gains: financials, which made up one-third of the index and rose 16.7%; consumer discretionary, which was up 12.3%; and materials and processing, which climbed 24.5%.

          The clear preference of mid-cap investors for value stocks over growth issues could be seen in the consumer discretionary sector. That sector in the mid-cap growth category returned only 7% for the period.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 57

Mid-Cap Value Index Fund | Value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TRVUX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Index Fund Retirement Class	11.77%	22.38%	124.44%

Benchmark: Russell Midcap Value Index[2]	12.27	22.89	128.23

Peer group: Morningstar Mid-Cap Value	9.10	18.84	100.28

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

58 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,444 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.74%, for the quarter ended June 30, 2003
Worst quarter: –4.15%, for the quarter ended March 31, 2003

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 59

Mid-Cap Value Index Fund | Value stocks of medium-sized U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)	Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,025.88	$1.72
5% annual hypothetical return	1,000.00	1,023.35†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	61.88
$1 billion–$5 billion	38.08
Under $1 billion	0.04

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
CUSIP	87244W581
Net assets of fund (9/30/2006)	$79.62 million

60 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Blend Index Fund returned 9.03% for the Retirement Class, compared with the 9.57% gain of the fund’s benchmark, the Russell Midcap® Index, and the 8.15% average return for the fund’s peer group, the Morningstar Mid-Cap Blend category.

Mid caps lose their lead

After leading the broad U.S. stock market for the six previous twelve-month periods, mid-cap stocks lagged the market, which returned 10.22% as measured by the Russell 3000® Index.

          During the period, mid caps lagged both large- and small-cap stocks, which advanced 10.25% and 9.92%, respectively. Within the mid-cap category, value stocks soared above growth issues, returning 12.27% versus 7.03%.

          As of September 30, 2006, the Russell Midcap Index had an average annual return of 11.95% over the previous ten years, versus 8.70% for the broad-based Russell 3000 Index.

Sector losses limit benchmark gains

Ten of the twelve sectors of the Russell Midcap Index advanced for the period. Materials and processing led with a 21.9% rise, followed by autos and transportation at 19.2% and financial services at 16.7%.

          The benchmark lagged the broad market because of a steeper decline in its “other energy” sector, which dropped 8.7%, and a 6.5% loss in integrated oils. The integrated oils sector of the Russell 3000 Index posted a 3.8% gain. In addition, the gain of financial stocks, representing more than one-fifth of the benchmark in terms of market capitalization on September 30, significantly lagged that of the financial sector of the Russell 3000.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 61

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Index measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2006		Ticker symbol: TRMBX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Blend Index Fund
Retirement Class	9.03%	21.10%	115.16%

Benchmark:
Russell Midcap Index[2]	9.57	21.65	119.15

Peer group:
Morningstar Mid-Cap Blend	8.15	18.02	95.86

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

62 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,516 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 18.01%, for the quarter ended June 30, 2003
Worst quarter: –2.69%, for the quarter ended June 30, 2006

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 63

Mid-Cap Blend Index Fund |	Growth and value stocks of medium-sized U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Blend Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)	Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$990.91	$1.69
5% annual hypothetical return	1,000.00	1,023.35†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	62.51
$1 billion–$5 billion	37.43
Under $1 billion	0.06

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W631
Net assets of fund
(9/30/2006)	$108.77 million

64 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Small-Cap Growth Index Fund returned 6.13% for the Retirement Class, compared with the 5.88% gain of the fund’s benchmark, the Russell 2000® Growth Index, and the 4.20% average return for the fund’s peer group, the Morningstar Small Growth category.

Woes continue for small-cap growth stocks

After a 1.61% rise during the fourth quarter of 2005, small-cap growth stocks surged 14.36% in the first quarter of 2006. However, they plunged 7.25% in the second quarter and dropped 1.76% during the third, making that six-month period their worst in four years.

          For the twelve months ended September 30, small-cap growth trailed the broad-market Russell 3000® Index, which gained 10.22%. Within the growth category, small caps lagged the 6.04% return of large caps and the 7.03% advance of mid caps.

          For the ten years ended September 30, 2006, small-cap growth stocks as a group produced disappointing returns while exhibiting enormous volatility. Their average annual return of 4.03% was less than half of the 8.70% gain of the broad market and less than a third of small-cap value’s impressive return of 13.38%.

Large sectors dampen returns

During the twelve-month period, ten of the twelve sectors of the Russell 2000 Growth Index posted positive returns, and five delivered double-digit increases. The index nevertheless lagged the broad market, primarily because of a 1% loss in the health care sector and modest gains in the consumer discretionary and technology categories, which rose only 5.6% and 4.7%, respectively. These three sectors constituted nearly 60% of the benchmark in terms of market capitalization as of September 30, 2006.

          The two top performers, which made up about 5% of the benchmark, were consumer staples, up 39.5%, and autos and transportation, up 14.6%.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 65

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, growth investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Growth Index is a subset of the Russell 2000 Index, which measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Growth Index measures the performance of those stocks of the Russell 2000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006		Ticker symbol: TRCGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Growth Index Fund
Retirement Class[2]	6.13%	19.78%	105.93%

Benchmark:
Russell 2000 Growth Index[3]	5.88	18.63	98.13

Peer group:
Morningstar Small Growth	4.20	16.64	87.09

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]

The 1-year and since-inception returns for this share class reflect the correction of a transaction processing error in October 2005. The since-inception returns also reflect a similar correction in June 2004. These corrections resulted in gains, which increased the fund’s total returns for this share class.

[3]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

66 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,593 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.96%, for the quarter ended June 30, 2003
Worst quarter: –7.35%, for the quarter ended June 30, 2006

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 67

Small-Cap Growth Index Fund | Growth stocks of smaller U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Growth Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$907.68		$1.62
5% annual hypothetical return	1,000.00	1,023.35	†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

$1 billion–$5 billion	53.10
Under $1 billion	46.90

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W540
Net assets of fund
(9/30/2006)	$98.10 million

68 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Value Index Fund | Value stocks of smaller U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Small-Cap Value Index Fund returned 13.58% for the Retirement Class, compared with the 14.01% gain of the fund’s benchmark, the Russell 2000® Value Index, and the 8.04% average return for the fund’s peer group, the Morningstar Small Value category.

Small-cap value tops the market again

After eking out a 0.66% gain during the fourth quarter of 2005, small-cap value stocks surged 13.51% in the first quarter of 2006—their highest quarterly gain in almost three years. For the remainder of the period, though, the benchmark was flat. A 2.7% dip in the second quarter was followed by a 2.55% gain in the third. Despite this disappointing second-half performance, for the twelve months ended September 30, 2006, small-cap value stocks outpaced the broad-market Russell 3000® Index, which gained 10.22%. This was the sixth consecutive twelve-month period in which small-cap value topped the overall market.

          Value investors in all three cap sizes enjoyed stellar returns for the reporting period. Mid caps rose an impressive 12.27%, while large caps climbed 14.62%.

          For the ten years ended September 30, 2006, the Russell 2000 Value Index produced a 13.38% average annual gain, compared with 8.70% for the Russell 3000 and just 4.03% for the Russell 2000 Growth Index.

Large sectors propel returns

During the reporting period, ten of the twelve sectors of the Russell 2000 Value Index posted positive returns, with eight hitting double digits. Only autos and transportation, down 1.5%, and “other energy,” down 9.3%, failed to reach positive territory.

          The index topped the market primarily because of the 14.8% gain of its largest sector, financials, which made up over one-third of the benchmark’s market capitalization as of September 30, 2006. The financial sector of the Russell 3000 performed even better, but constituted less than a quarter of that larger index.

          Also contributing to the benchmark’s market-topping performance were materials and processing, up 24.5%, and technology, which advanced 20.5%. These two sectors constituted about 20% of the benchmark in terms of market capitalization at the end of the twelve-month period.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 69

Small-Cap Value Index Fund | Value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk, value investing risks, style risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Value Index is a subset of the Russell 2000 Index, which measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. The Russell 2000 Value Index measures the performance of those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TRSVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Value Index Fund
Retirement Class	13.58%	21.60%	118.72%

Benchmark:
Russell 2000 Value Index[2]	14.01	22.06	122.11

Peer group:
Morningstar Small Value	8.04	19.87	107.26

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

70 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,872 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 22.55%, for the quarter ended June 30, 2003
Worst quarter: –5.17%, for the quarter ended March 31, 2003

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 71

Small-Cap Value Index Fund | Value stocks of smaller U.S. companies
DISCLOSURE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Value Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$994.20		$1.70
5% annual hypothetical return	1,000.00	1,023.35	†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

$1 billion–$5 billion	52.74
Under $1 billion	47.26

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W524
Net assets of fund
(9/30/2006)	$ 105.20 million

72 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Small-Cap Blend Index Fund returned 9.51% for the Retirement Class, compared with the 9.92% gain of the fund’s benchmark, the Russell 2000® Index, and the 7.59% average return for the fund’s peer group, the Morningstar Small Blend category.

A solid first half drives performance

After gaining 1.13% during the fourth quarter of 2005, small-caps soared 13.94% in the first quarter of 2006. In the period’s second half, the rally stopped: the benchmark dropped 5.02% in the second quarter and rose only 0.44% in the third. For the twelve months ended September 30, small caps trailed the 10.22% rise of the broad-market Russell 3000® Index, breaking the trend of the six previous twelve-month periods, in which small-caps outpaced the overall market.

          During the reporting period, small caps also trailed the 10.25% gain of the large-cap Russell 1000® Index, but they edged past the 9.57% return of the Russell Midcap® Index.

          Over the ten years ended September 30, 2006, the Russell 2000 Index produced a 9.06% average annual gain, compared to 8.70% for the Russell 3000. Small caps also beat the 8.75% return of large caps, but lagged the 11.95% advance of mid caps.

Large sectors hamper returns

All but one of the twelve sectors of the Russell 2000 Index posted positive returns, with eight hitting double digits. Only “other energy,” down 7%, lost ground. Returns were driven by performance in the financial sector, which gained 14.8%, consumer discretionary goods, up 7.1%, and technology, up 10.1%. Together, these three sectors made up more than half of the index in terms of market capitalization on September 30, 2006.

          The health care sector of the Russell 2000 was a major detractor relative to the Russell 3000 Index. While the health care sector of the Russell 3000 was up 6.4%, small-cap health care stocks gained only 1.1%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 73

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic companies based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including small-cap risk and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2006		Ticker symbol: TRBIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Small-Cap Blend Index Fund
Retirement Class	9.51%	19.86%	106.47%

Benchmark:
Russell 2000 Index[2]	9.92	20.39	110.20

Peer group:
Morningstar Small Blend	7.59	19.10	102.98

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

74 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,647 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 23.24%, for the quarter ended June 30, 2003
Worst quarter: –5.47%, for the quarter ended March 31, 2005

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 75

Small-Cap Blend Index Fund |	Growth and value stocks of smaller U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Blend Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$950.64		$1.66
5% annual hypothetical return	1,000.00	1,023.35	†	1.72

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.34% The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	1.92
$1 billion–$5 billion	51.53
Under $1 billion	46.55

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W565
Net assets of fund
(9/30/2006)	$ 210.35 million

76 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

International Equity Index Fund | Foreign stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The International Equity Index Fund returned 18.72% for the Retirement Class, compared with the 19.16% gain of the fund’s benchmark, the MSCI EAFE® Index, and the 18.11% average return for the fund’s peer group, the Morningstar Foreign Large Blend category.

Foreign stocks beat the U.S. market again

For the twelve months, the gain of the EAFE index, which tracks stocks in 21 developed nations outside North America, was nearly double the 10.22% return of the Russell 3000® Index, which measures the broad U.S. stock market. As of September 30, 2006, foreign stocks had outperformed domestic issues for five consecutive twelve-month periods.

          However, U.S. stocks led foreign investments over the longer term. For the ten-year period ended September 30, 2006, the average annual return of the Russell 3000 topped that of the EAFE, 8.70% to 6.82%.

A weaker dollar enhances gains

More than half of the EAFE’s gains were concentrated in the first six months of 2006. Although during those two quarters the index rose by only 3.59% in terms of local currencies, the dollar’s weakness amplified that gain for U.S. investors, resulting in a 10.16% return in dollar terms. For the twelve-month period as a whole, weakness in the dollar—particularly against the euro and the pound—boosted the benchmark’s return from 16.54% in local currencies to 19.16% in dollars.

European stocks drive the benchmark

The benchmark’s climb was driven by a 22.30% surge, in dollar terms, in its European segment. Swiss, German and French stocks led the way, soaring 26.74%, 24.18% and 22.50%, respectively, in dollar terms. Stocks from these three nations made up nearly one-quarter of the EAFE’s market capitalization as of September 30. British stocks, which alone made up roughly another quarter of the index, returned 18.65%.

          The Pacific segment rose 12.89%, fueled by a 13.17% gain in Japanese stocks, which at the period’s end constituted almost one-quarter of the EAFE in terms of market capitalization.

          During the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of its benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 77

International Equity Index Fund | Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity securities based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks, index risk and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The MSCI EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside of North America. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TRIEX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

International Equity Index Fund Retirement Class	18.72%	22.67%	126.57%

Benchmark:
MSCI EAFE Index[2]	19.16	23.21	130.59

Peer group:
Morningstar Foreign Large Blend	18.11	21.02	114.95

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

78 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $22,657 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 19.20%, for the quarter ended June 30, 2003
Worst quarter: –8.20%, for the quarter ended March 31, 2003

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 79

International Equity Index Fund | Foreign stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Index Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,043.70		$2.10
5% annual hypothetical return	1,000.00	1,022.99	†	2.08

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.41%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Country	Percent of portfolio investments

United Kingdom	23.7
Japan	23.3
France	9.9
Switzerland	7.1
Germany	7.1
Australia	5.1
Spain	4.0
Italy	3.8
Netherlands	3.5
13 other nations	12.5

Total	100.0

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	90.45
$1 billion–$5 billion	9.39
Under $1 billion	0.16

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
CUSIP	87244W490
Net assets of fund (9/30/2006)	$442.10 million

80 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Social Choice Equity Fund | Socially screened stocks
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Social Choice Equity Fund returned 9.45% for the Retirement Class, compared with the 10.22% gain of the fund’s benchmark, the Russell 3000® Index, and the 9.13% average return for the fund’s peer group, the Morningstar Large Blend category. Unlike the fund, the benchmark and the Morningstar category do not screen investments for social criteria.

Exclusion of major stocks reduces the fund’s return

Because of its social screens, the fund did not invest in several stocks that were sizable components of the benchmark in terms of market capitalization. The exclusion of these stocks produced both positive and negative results, but the net effect was to lower the fund’s return versus that of its benchmark.

          The stocks whose exclusion detracted most from the fund’s relative performance were Morgan Stanley and Pfizer, both of which were large components of the Russell 3000 and posted strong gains during the period.

          In contrast, the stock whose exclusion added most to the fund’s return was ConocoPhillips, which was one of the benchmark’s ten largest holdings and lost 14.2% for the period. Avoiding other stocks such as Yahoo! also helped the fund’s performance.

Additional techniques help manage risk

Since the fund cannot invest in some of the stocks of the Russell 3000, the fund’s managers use statistical techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of market capitalization within the benchmark.

          Stocks that were overweighted and contributed to the fund’s performance included Merck and steel producer Nucor. Also overweighted were Intel and energy company Apache, but they performed poorly and detracted from returns. Among the underweighted holdings that lowered returns were Bank of America and energy company Baker Hughes.

          During the second quarter, two of the largest companies previously held by the fund, in terms of market capitalization—Coca-Cola and JPMorgan Chase—were dropped from the portfolio because they failed the qualitative screens used to evaluate stocks. Bank of America, which previously had been excluded, was added to the portfolio and constituted one of its largest holdings.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 81

Social Choice Equity Fund | Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The Russell 3000 Index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TRSCX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Social Choice Equity Fund Retirement Class	9.45%	15.61%	78.69%

Benchmark:
Russell 3000 Index[2]	10.22	16.09	81.68

Peer group:
Morningstar Large Blend	9.13	14.08	69.83

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

82 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $17,869 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 15.92%, for the quarter ended June 30, 2003
Worst quarter: –3.14%, for the quarter ended March 31, 2005

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 83

Social Choice Equity Fund | Socially screened stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,017.03		$2.27
5% annual hypothetical return	1,000.00	1,022.79	†	2.28

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.45%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	83.17
$1 billion–$5 billion	13.14
Under $1 billion	3.69

Total	100.00

Fund facts

Inception date Retirement Class	10/1/2002
CUSIP	87244W755
Net assets of fund (9/30/2006)	$230.37 million

84 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Real Estate Securities Fund | Real estate securities
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Real Estate Securities Fund returned 23.45% for the Retirement Class, compared with the 28.26% gain of the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the 25.08% average return for the fund’s peer group, the Morningstar Specialty Real Estate category.

REITs deliver stellar returns

In the fourth quarter of 2005, real estate investment trusts (REITs) rose a solid 2.95%, followed by a 15.42% surge in the first quarter of 2006. REITs gave back 1.16% in the second quarter, but rebounded with a 9.21% third-quarter jump. The benchmark’s twelve-month performance was more than double the 10.22% return of the Russell 3000® Index, which measures the broad U.S. stock market.

          In terms of average annual gain, the 23.30% return of REITs was nearly triple the 8.07% return of the Russell 3000 for the five years ended September 30, 2006. For the twelve-month period, REITs also left bonds in their wake: the Lehman Brothers U.S. Aggregate Index, which tracks investment-grade bonds, increased 3.67%.

Investors flock to REITs

During the period, REITs were in high demand despite rising interest rates and their own lofty valuations. Three investment groups helped sustain performance. First, institutional investors who had previously sold REITs bought them again for fear of missing out on another big run-up. Second, investors involved in mergers and acquisition deals scooped up real estate stocks in hope of selling them at a premium if the companies went private. Finally, income-seeking investors bought REITs for their attractive yields, which were comparable to those of the 10-year Treasury note.

An outsized return fails to top the benchmark

During the twelve months, the fund delivered excellent absolute returns and outperformed many income-producing investments, as well as the Russell 3000. However, the fund’s performance trailed that of the benchmark, primarily because of positions in mortgage REITs and specialty finance REITs, neither of which are benchmark components. The portfolio managers trimmed their holdings in both of these sectors as the period wore on.

          Relative returns were helped by holdings in two other types of REITs not in the benchmark, consumer discretionary and diversified, and also by overweight positions in retail REITs and office REITs.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 85

Real Estate Securities Fund | Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TRRSX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Real Estate Securities Fund Retirement Class	23.45%	25.70%	149.82%

Benchmark:
Dow Jones Wilshire Real Estate Securities Index	28.26	27.65	165.72

Peer group:
Morningstar Specialty Real Estate	25.08	25.65	150.82

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: October 1, 2002

86 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $24,982 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retirement Class

Best quarter: 17.19%, for the quarter ended December 31, 2004
Worst quarter: –6.89%, for the quarter ended March 31, 2005

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 87

Real Estate Securities Fund | Real estate securities
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,070.05		$4.15
5% annual hypothetical return	1,000.00	1,021.02	†	4.05

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.80%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	62.37
$1 billion–$5 billion	28.98
Under $1 billion	8.65

Total	100.00

Fund facts

Inception date
Retirement Class	10/1/2002
CUSIP	87244W789
Net assets of fund
(9/30/2006)	$604.68 million

88 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Managed Allocation Fund II | Stocks and bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Managed Allocation Fund II returned 2.17% for the Retirement Class, compared with the 3.42% gain of the fund’s benchmark, the Managed Allocation Composite Index, and the 2.31% average return for the fund’s peer group, the Morningstar Moderate Allocation category.

Stocks and bonds post moderate gains

For the period, the U.S. stock market rose 2.57%, as measured by the Russell 3000® Index. International stocks outpaced domestic issues. Powered during the third quarter by robust gains among European stocks, the MSCI EAFE® Index, which tracks stocks in 21 developed nations outside North America, rose 4.65% in dollar terms for the six months.

          Late in the period, as the U.S. economy cooled and inflationary pressures eased, the Federal Reserve chose to suspend its series of short-term interest-rate hikes. This decision set up a rally in U.S. investment-grade bonds. As measured by the Lehman Brothers U.S. Aggregate Index, bonds returned a solid 3.73% for the six months. Lower-rated, high-yield bonds returned 3.14% and short-term bonds 3.04%.

Equity components detract the most

The Managed Allocation Fund II lagged its composite benchmark primarily because its two largest equity components, the Large-Cap Value Fund and the Large-Cap Growth Fund, significantly underperformed their benchmarks due to unfavorable stock selections. Together these two funds made up more than 40% of the fund’s portfolio on September 30, 2006.

          Among the fund’s equity components, only the Small-Cap Equity Fund, comprising a small percentage of the fund’s portfolio, finished ahead of its benchmark.

          All of the fund’s fixed-income components—including the Bond Plus Fund II, which made up more than a third of the fund’s portfolio—trailed their benchmarks for the period.

Allocations stay close to the target

During the period, the Managed Allocation Fund II maintained a target allocation ratio of 60% equity and real estate securities to 40% fixed-income investments. On September 30, 2006, the fund’s asset allocation, shown on page 92, differed slightly from this target ratio, as it did at other times throughout the year, because of fluctuations in the market value of the securities in which the component funds invest.

          The weightings of the fund’s composite benchmark remained fixed during the period.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 89

Managed Allocation Fund II | Stocks and bonds

Investment objective

The fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income.

Special investment risks

The underlying funds of the Managed Allocation Fund II invest in both equity and fixed-income securities. Therefore, the Managed Allocation Fund II is subject to all of the risks of those underlying funds. For a further discussion of risk, please see page 6.

Performance as of September 30, 2006	Ticker symbol: TITRX

Total return* since inception[1]

Managed Allocation Fund II Retirement Class	2.17%

Benchmark:
Managed Allocation Composite Index	3.42
Benchmark components (percentage of composite index):[2]
Russell 3000® Index[3] (48%)	2.57
Lehman Brothers U.S. Aggregate Index (40%)	3.73
MSCI EAFE® Index[4] (12%)	4.65

Peer group:
Morningstar Moderate Allocation	2.31

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

[2]	You cannot invest directly in these indexes.

[3]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[4]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

90 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,217 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark components and peer group during the same period.

During the period, the fund changed its broad-based index from the Managed Allocation Composite Index to the Russell 3000 Index in order to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Managed Allocation Fund II—Retirement Class would have increased by $217, compared with an increase of $342 for the Managed Allocation Composite Index and an increase of $257 for the Russell 3000 Index.

About the fund’s expenses

The Retirement Class of the Managed Allocation Fund II itself has few expense charges because the fund’s adviser does not charge a management fee and reimburses the fund for all of its direct “other expenses” (except for the 0.25% service fee that pays for expenses related to offering Retirement Class shares on a retirement distribution platform) through September 30, 2007. However, shareholders in the fund indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds in which the Managed Allocation Fund II invests. Based on the fund’s allocations on September 30, 2006, the current pro rata underlying expense ratio is 0.37%.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 91

Managed Allocation Fund II | Stocks and bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Managed Allocation Fund II (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)	Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,018.57	$3.13
5% annual hypothetical return	1,000.00	1,021.93†	3.14

*

The amount shown includes the fund’s own expense ratio and its pro rata share of its underlying funds’ expenses (which the fund bears indirectly through the underlying funds in which it invests) for the most recent fiscal half year. For that period, the fund’s annualized six-month combined total expense ratio was 0.62%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for various other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown (9/30/2006)

Fund	Percent of portfolio investments

Bond Plus Fund II	37.1
Large-Cap Value Fund	21.0
Large-Cap Growth Fund	20.8
International Equity Fund	13.0
Small-Cap Equity Fund	3.9
High-Yield Fund II	2.5
Short-Term Bond Fund II	1.5
Real Estate Securities Fund	0.2

Total	100.0

Fund facts

Inception date Retirement Class	3/31/2006
CUSIP	886315829
Net assets of fund (9/30/2006)	$17.91 million

92 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Bond Fund | Intermediate-term bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Bond Fund returned 3.52% for the Retirement Class, compared with the 3.73% gain of the fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, and the 3.31% average return for the fund’s peer group, the Morningstar Intermediate-Term Bond category.

The Fed’s series of rate hikes halts

Twice during the second quarter of 2006, the Federal Reserve raised the federal funds rate by a quarter of a percentage point. At the end of this three-month period, the rate stood at 5.25%—its highest level since March 2001. Longer-term rates also climbed during the same three months: the yield on the 10-year Treasury jumped from 4.85% to 5.14%.

          The higher yields drove down bond prices, with the Lehman Brothers U.S. Aggregate Index, a proxy for the investment-grade bond market, losing 0.08% for the second quarter.

          During the third quarter, the Fed twice chose to hold the target rate at 5.25%, citing an expected easing of inflationary pressure in addition to other factors. With inflation fears abating, the bond market rallied. During the quarter, the yield on the 10-year Treasury fell sharply, from 5.14% to 4.63%, while the Lehman index gained 3.81%—its best quarterly return in four years.

Shorter-term maturities pay off

Purchasers of longer-dated bonds usually receive higher yields, which compensate them for the risk that inflation will erode the value of their interest payments and principal. However, the 10-year Treasury started the six-month period at 4.85%—just 0.03 of a percentage point over the yield of the 2-year Treasury—and ended the period with a yield of 4.63%, or 0.06 of a percentage point less than the 2-year.

The fund surges, but still falls short of the benchmark

During the second quarter of 2006, the fund lost 0.13% and trailed the benchmark slightly, due in part to relative underperformance by individual Treasury selections. However, the fund’s managers maintained a duration that was shorter than the benchmark’s, and this strategy helped maintain the fund’s value as interest rates rose and bond prices fell.

          In the third quarter, the fund rose 3.65% but still underperformed the benchmark’s equity-like advance. This time, the fund’s shorter duration hurt returns because the bond market surged. Returns were boosted by underweighting Treasuries, which were outperformed by mortgage-backed and asset-backed securities, and by corporate bonds.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 93

Bond Fund |	Intermediate-term bonds

Investment objective

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade, fixed-income securities.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including company risk, foreign investment risks and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIDRX

Total return* since inception[1]

Bond Fund Retirement Class	3.52%

Benchmark:
Lehman Brothers U.S. Aggregate Index	3.73

Peer group:
Morningstar Intermediate-Term Bond	3.31

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (7/1/1999), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retirement Class.

94 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,352 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by sector (9/30/2006)

Percent of total net assets

Mortgage-backed securities and commercial mortgage- backed securities	38.2
Corporate bonds	21.5
U.S. agency securities	18.8
U.S. Treasury securities	12.0
Short-term investments	6.5
Asset-backed securities	4.9
Yankees[1]	2.1
Other assets and liabilities—net	–4.0

Total	100.0

[1]	Foreign government and corporate bonds denominated in U.S. dollars

Fund facts

Inception date Retirement Class	3/31/2006
CUSIP	886315720
Net assets of fund (9/30/2006)	$1.71 billion

Risk characteristics* (9/30/2006)

	Average maturity (in years)	Option-adjusted duration (in years)

Bond Fund	6.92	4.56

Lehman Brothers U.S. Aggregate Index	7.07	4.61

*	As calculated using an analytical model developed by Lehman Brothers POINT, a widely recognized risk analytic software package

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 95

Bond Fund | Intermediate-term bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,032.40		$2.80
5% annual hypothetical return	1,000.00	1,022.29	†	2.78

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

96 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Bond Plus Fund || | Intermediate-term bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Bond Plus Fund II returned 3.54% for the Retirement Class, compared with the 3.73% gain of the fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, and the 3.31% average return for the fund’s peer group, the Morningstar Intermediate-Term Bond category.

The Fed finally eases up

Twice during the second quarter of 2006, the Federal Reserve raised the federal funds rate by 0.25 of a percentage point. On June 30, the rate stood at 5.25%—its highest level since March 2001. Longer-term rates also climbed during the same three months: the yield on the 10-year Treasury jumped from 4.85% to 5.14%. The higher yields drove down bond prices, with the Lehman Brothers U.S. Aggregate Index, a proxy for the investment-grade bond market, losing 0.08% for the quarter.

          During the third quarter, the Fed twice chose to hold the target rate at 5.25%. The central bank believed that less inflationary pressure in addition to other factors warranted a halt in its series of rate increases. With the fear of inflation abating, the bond market rallied. During the quarter, the yield on the 10-year Treasury fell sharply, from 5.14% to 4.63%, and in the same period the Lehman index gained 3.81%—its best quarterly return in four years.

Shorter-term maturities pay off

Purchasers of longer-dated bonds usually receive higher yields, which compensate them for the risk that inflation will erode the value of their interest payments and principal. However, the 10-year Treasury started the six-month period at 4.85%—just 0.03 of a percentage point over the yield of the 2-year Treasury—and ended the period yielding 4.63%, or 0.06 of a percentage point less than the 2-year.

The fund trails the benchmark

During the reporting period, the fund’s managers maintained a duration shorter than the benchmark’s. In the second quarter of 2006, this strategy helped maintain the fund’s value as interest rates rose and bond prices fell. However, the fund narrowly trailed the benchmark for the three months.

          In the third quarter, the fund’s shorter duration hurt relative performance because the bond market surged. Fund returns were boosted by underweighting Treasuries and by overweighting mortgage- and asset-backed securities and corporate bonds, all of which outperformed Treasuries. Once again, the fund’s return was just below the benchmark’s.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 97

Bond Plus Fund II | Intermediate-term bonds

Investment objective

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including company risk, illiquid security risk, index risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TCBRX

Total return* since inception[1]

Bond Plus Fund II Retirement Class	3.54%

Benchmark:
Lehman Brothers U.S. Aggregate Index	3.73

Peer group:
Morningstar Intermediate-Term Bond	3.31

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

98 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,354 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by sector (9/30/2006)

Percent of total net assets

Mortgage-backed securities and commercial mortgage- backed securities	34.9
Corporate bonds	21.3
U.S. agency securities	17.2
U.S. Treasury securities	12.3
Asset-backed securities	7.2
Yankees[1]	3.6
Short-term investments	2.3
Other assets and liabilities—net	1.2

Total	100.0

[1]	Foreign government and corporate bonds denominated in U.S. dollars

Fund facts

Inception date Retirement Class	3/31/2006
CUSIP	886315605
Net assets of fund (9/30/2006)	$62.45 million

Risk characteristics* (9/30/2006)

	Average maturity (in years)	Option-adjusted duration (in years)

Bond Plus Fund II	6.44	4.42

Lehman Brothers U.S. Aggregate Index	7.07	4.61

*	As calculated using an analytical model developed by Lehman Brothers POINT, a widely recognized risk analytic software package

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 99

Bond Plus Fund II | Intermediate-term bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Plus Fund II (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,032.60		$2.80
5% annual hypothetical return	1,000.00	1,022.29	†	2.78

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

100 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Short-Term Bond Fund II | Short-term bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Short-Term Bond Fund II returned 2.75% for the Retirement Class, compared with the 3.04% gain of the fund’s benchmark, the Lehman Brothers U.S. Government/Credit (1-5 Year) Index, and the 2.55% average return for the fund’s peer group, the Morningstar Short-Term Bond category.

Bonds stumble, then soar

In the second quarter of 2006, the Federal Reserve raised the federal funds rate twice, pushing it to 5.25%—its highest level since March 2001.

          Bond prices, which move in the opposite direction of yields, fell. Their drop was only partly offset by rising interest income, and the Lehman Brothers U.S. Aggregate Index, a proxy for the broad investment-grade bond market, lost 0.08%.

          In the third quarter of 2006, the Fed finally relented. Citing a number of factors, including an expected easing of inflationary pressures, the central bank twice held the federal funds rate at 5.25%.

          Bond investors welcomed these decisions by pushing prices up and driving yields down. The Lehman index gained 3.81% for the quarter—its best three-month performance since the third quarter of 2002.

Longer maturities provide no extra payoff

Longer-dated maturities usually produce higher yields than shorter-dated maturities to compensate bondholders for the risk that, over time, inflation will erode the value of these bonds’ interest payments. However, when the six-month period began, 2-year Treasuries yielded 4.82%, compared with just 4.81% for 5-year Treasuries. At the end of the period, the 2-year note actually had a 4.69% to 4.58% advantage over the 5-year note.

The fund trails the benchmark

During the reporting period, the fund’s managers maintained a duration shorter than the benchmark’s. In the second quarter of 2006, this strategy helped maintain the fund’s value as interest rates rose and bond prices fell. However, the fund narrowly trailed the benchmark for the three months.

          In the third quarter, the fund’s shorter duration hurt relative performance because the bond market surged. Fund returns were boosted by underweighting Treasuries and by overweighting mortgage- and asset-backed securities and corporate bonds, all of which outperformed Treasuries. Once again, the fund’s return was just below the benchmark’s.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 101

Short-Term Bond Fund II | Short-term bonds

Investment objective

The fund seeks high current income consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Government/Credit (1–5 Year) Index measures the performance primarily of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TISRX

Total return* since inception[1]

Short-Term Bond Fund II
Retirement Class	2.75%

Benchmark:
Lehman Brothers U.S. Government/Credit (1-5 Year) Index	3.04

Peer group:
Morningstar Short-Term Bond	2.55

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

102 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,275 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Credit quality of portfolio assets (9/30/2006)

Type of asset	Rating	Percent of total net assets

U.S. Treasury securities		32.3
U.S. agency securities		23.9
Corporate bonds	Aaa/AAA	3.2
	Aa/AA	7.5
	A/A	6.1
	Baa/BBB	4.4
	Ba/BB	0.2
	B/B	0.2
Asset-backed securities		16.5
Money market instruments	(not rated)	3.4
Mortgage-backed securities and commercial mortgage-backed securities		2.3

Total		100.0

Fund facts

Inception date
Retirement Class	3/31/2006
CUSIP	886315886
Net assets of fund
(9/30/2006)	$62.67 million

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 103

Short-Term Bond Fund II | Short-term bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Short-Term Bond Fund II (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,024.97		$2.53
5% annual hypothetical return	1,000.00	1,022.54	†	2.53

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.50%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

104 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

High-Yield Fund II | High-yield securities
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the High-Yield Fund II returned 2.51% for the Retirement Class, compared with the 3.14% gain of the fund’s benchmark, the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, and the 3.14% average return for the fund’s peer group, the Morningstar High-Yield Bond category.

High-yield bonds lag the broader market

As is often the case, high-yield securities delivered returns that fell between those of investment-grade bonds and those of U.S. stocks. For the six months, the Lehman Brothers U.S. Aggregate Index, which tracks the domestic bond market, gained 3.73%, while the Russell 3000® Index, a proxy for domestic stocks of all sizes, returned 2.57%.

          Because of strong corporate balance sheets, unusually low default rates declined even further, from 2.26% at the start of the period to 1.92% on September 30.

Lowest-quality bonds are top performers

When interest rates rise, bonds generally lose value. However, the lowest-quality bonds, rated C to CCC+, are less sensitive to changes in interest rates than higher-quality BB-rated issues. They are primarily affected by factors that can lead to defaults, such as lower corporate profitability and reduced availability of financing.

          When interest rates rose in the second quarter of 2006, the returns of higher-quality bonds trailed those of their lower-rated counterparts. The situation reversed itself in the third quarter, when interest rates declined and higher-quality issues performed better.

          For the period as a whole, bonds rated C to CCC+ excelled, rising 5.39%, compared with 3.57% for B-rated securities and 2.98% for those rated BB.

Start-up costs trim returns

The fund’s underperformance relative to its benchmark was due to the trading costs incurred by purchasing a portfolio of bonds.

          Investments in the telecommunications, automotive and automobile finance sectors boosted the fund’s relative return. Individual positive contributions came from telecommunications providers Citizens Communications and Windstream, and satellite company Intelsat.

          In the automotive sector, the fund benefited from an investment in General Motors, which performed well during the period. Overweighting the automobile finance sector, which significantly outperformed the benchmark, also enhanced fund performance.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 105

High-Yield Fund II | High-yield securities

Investment objective

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including illiquid security risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Merrill Lynch BB/B Cash Pay Issuer Constrained Index measures the performance of securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch Ratings, Moody’s and Standard & Poor’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is weighted by market capitalization, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIHRX

Total return* since inception[1]

High-Yield Fund II Retirement Class	2.51%

Benchmark: Merrill Lynch BB/B Cash Pay Issuer Constrained Index	3.14

Peer group: Morningstar High-Yield Bond	3.14

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

106 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,251 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Credit quality of portfolio assets (9/30/2006)

Type of asset	Rating	Percent of total net assets

Bonds	Ba/BB	29.2
	B/B	55.1
	Below B/B	3.3
Short-term investments		11.1
Other assets and liabilities–net		1.3

Total		100.0

Fund facts

Inception date Retirement Class	3/31/2006
CUSIP	886315787
Net assets of fund (9/30/2006)	$62.92 million

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 107

High-Yield Fund II | High-yield securities
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	High-Yield Fund II (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,022.06		$3.04
5% annual hypothetical return	1,000.00	1,022.03	†	3.04

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.60%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

108 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Inflation-Linked Bond Fund | Inflation-protected bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Inflation-Linked Bond Fund returned 4.04% for the Retirement Class, compared with the 4.06% gain of the fund’s benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index. The average return for the fund’s peer group, the Morningstar Inflation-Protected Bond category, was 3.57%.

The Fed pauses as inflation fears ease

The Federal Reserve raised short-term interest rates twice during the second quarter of 2006. In the third quarter, the Fed kept the federal funds rate at 5.25%—unchanged from the prior quarter-end but also at its highest level since March 2001.

          Bond prices generally rose in the period as yields fell. (Bond prices and yields move in opposite directions.) Gains for inflation-linked bonds were concentrated in the third quarter of 2006, when the TIPS benchmark rose 3.55%.

          For the six-month period, TIPS outpaced the 3.73% return of the Lehman Brothers U.S. Aggregate Index, a broad measure of the U.S. investment-grade, fixed-rate bond market. For the five-year period ended September 30, 2006, TIPS produced an average annual return of 7.23%, significantly outperforming the 4.81% gain of the Lehman aggregate index.

Mild inflation tempers demand for TIPS

Investors were attracted to TIPS early in the period amid ongoing geopolitical concerns and high energy prices. Later, demand for TIPS fell because inflation remained under control. The U.S. housing market softened, and in August, consumer spending fell for the first time since September 2005.

          The Consumer Price Index, which had risen 4.3% on a year-over-year basis in June 2006, rose just 3.8% in August, reflecting a steep drop in oil prices.

Strategies reduce impact of expenses

The fund narrowly underperformed the index because its return includes a deduction for expenses, while the benchmark’s return does not. During the period, the fund was able to limit most of the effects of expenses by making relative-value trades among inflation-linked securities.

          The fund’s managers generally keep the fund’s duration—a measure of its sensitivity to interest-rate changes—near the benchmark’s. This strategy is designed to help the fund closely match the performance of the benchmark.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 109

Inflation-Linked Bond Fund | Inflation-protected bonds

Investment objective

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIKRX

Total return* since inception[1]

Inflation-Linked Bond Fund Retirement Class	4.04%

Benchmark:
Lehman Brothers U.S. Treasury Inflation-Protected Securities Index	4.06

Peer group:
Morningstar Inflation-Protected Bond	3.57

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (10/1/2002), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retirement Class.

110 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,404 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio composition by maturity (9/30/2006)

Percent of total net assets

1–20-year bonds	82.2
Over-20-year bonds	15.5
Short-term investments	1.5
Other assets and liabilities–net	0.8

Total	100.0

Fund facts

Inception date Retirement Class	3/31/2006
CUSIP	886315696
Net assets of fund (9/30/2006)	$428.21 million

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 111

Inflation-Linked Bond Fund | Inflation-protected bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Inflation-Linked Bond Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,037.59		$2.81
5% annual hypothetical return	1,000.00	1,022.29	†	2.78

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

112 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Money Market Fund | Cash equivalents
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Money Market Fund returned 2.45% for the Retirement Class, compared with the 2.29% gain of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

The Fed halts its rate hikes

During the six months, investors tried to predict when the Federal Reserve would halt its inflation-battling rate hikes. Finally, in August, after 17 consecutive quarter-point increases, including two during the six-month period covered by this report, the central bank held the federal funds rate at 5.25%. (The federal funds rate is the interest rate commercial U.S. banks charge one another for overnight loans.)

          After forging ahead in the first quarter of 2006, the economy slowed in the second and third quarters. In June, the annual Gross Domestic Product gained only 2.6%, versus its 5.6% rise in March. By September, year-over-year inflation had declined to a six-month low of 2.1%.

LIBOR flattens as yields converge

Early in the period, yields on twelve-month securities rose in tandem with those of shorter-maturity issues, and the LIBOR curve held steady. (The LIBOR, the interest rate that banks charge one another for loans on the London market, is the most widely used benchmark for short-term rates.) As twelve-month yields approached those of shorter maturities late in the period, the LIBOR curve flattened considerably.

Fund strategies pay off

During the six months, the fund’s managers adjusted their strategies to the changing interest-rate environment.

          On September 30, 2006, the fund’s investments in commercial paper, which was in scarce supply during the period, made up 74.6% of the portfolio, down from 85.1% six months earlier. (Commercial paper offers higher returns without significant additional risk.) During the six months, the fund increased its holdings in U.S. agency securities, from 2.7% to 15.5%. The portfolio’s remaining 9.9% was divided between certificates of deposit and floating-rate securities.

          On September 30, 2006, foreign securities made up 8.1% of the fund’s total portfolio investments.

          During the period, the weighted average maturity of the fund fluctuated between 35 and 44 days. On September 26, 2006, it stood at 35 days versus 40 days for the average iMoneyNet fund.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 113

Money Market Fund | Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

The fund is subject to special risks, including income volatility risk, market risk, company risk, credit risk, interest-rate risk, prepayment risk, extension risk and foreign investment risks. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund. For a further discussion of risk, please see page 6.

Yield and average maturity

	Net annualized yield (for the 7 days ended 9/26/2006)		Average maturity (as of 9/26/2006)

	Current yield	Effective yield	In days

Money Market Fund	5.02%	5.15%	35

iMoneyNet Money Fund
Report AveragesTM—All Taxable	4.73	4.84	40

Performance as of September 30, 2006	Ticker symbol: TIEXX

Total return* since inception[1]

Money Market Fund
Retirement Class	2.45%

iMoneyNet Money Fund Report
Averages—All Taxable	2.29

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2888.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (7/1/1999), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retirement Class.

114 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,245 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Asset allocation (9/30/2006)

Percent of portfolio investments

Commercial paper	74.6
U.S. agency securities	15.5
Certificates of deposit	5.3
Floating-rate securities	4.6

Total	100.0

Fund facts

Inception date
Retirement Class	3/31/2006
CUSIP	886315688
Net assets of fund
(9/30/2006)	$443.24 million

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 115

Money Market Fund | Cash equivalents
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund (Retirement Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,022.73		$1.77
5% annual hypothetical return	1,000.00	1,023.30	†	1.77

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.35%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

116 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Growth & Income Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$983,709	0.53%

	APPAREL AND ACCESSORY STORES		1,559,715	0.83

	BUSINESS SERVICES
	Automatic Data Processing, Inc	39,172	1,854,402	0.99
*	Google, Inc (Class A)	3,719	1,494,666	0.80
	Microsoft Corp	126,567	3,459,076	1.85
	Other		3,180,539	1.70

			9,988,683	5.34

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	42,292	2,053,700	1.10
	Air Products & Chemicals, Inc	23,274	1,544,695	0.82
	Akzo Nobel NV	22,038	1,357,586	0.73
*	Gilead Sciences, Inc	19,718	1,354,627	0.72
	Merck & Co, Inc	55,340	2,318,746	1.24
	Monsanto Co	39,454	1,854,733	0.99
	Pfizer, Inc	108,533	3,077,996	1.64
	Procter & Gamble Co	63,883	3,959,468	2.12
	Wyeth	43,665	2,219,929	1.19
	Other		8,453,806	4.52

			28,195,286	15.07

	COAL MINING		1,009,972	0.54

	COMMUNICATIONS
	AT&T, Inc	82,900	2,699,224	1.44
	Other		3,618,005	1.94

			6,317,229	3.38

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	90,661	4,856,710	2.60
	Citigroup, Inc	52,862	2,625,656	1.40
	JPMorgan Chase & Co	76,571	3,595,774	1.92
	Marshall & Ilsley Corp	30,603	1,474,453	0.79
	Northern Trust Corp	31,694	1,851,880	0.99
	US Bancorp	71,861	2,387,222	1.28
	Wells Fargo & Co	38,540	1,394,377	0.75
	Other		906,859	0.48

			19,092,931	10.21

	EATING AND DRINKING PLACES		1,263,341	0.67

	ELECTRIC, GAS, AND SANITARY SERVICES
	Exelon Corp	28,346	1,716,067	0.92
	Other		3,706,093	1.98

			5,422,160	2.90

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 117

Growth & Income Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	25,781	$1,985,910	1.06%
*	Cisco Systems, Inc	159,578	3,670,294	1.96
	Emerson Electric Co	23,505	1,971,129	1.05
	Honeywell International, Inc	60,397	2,470,237	1.32
	Qualcomm, Inc	51,992	1,889,909	1.01
	Other		7,607,505	4.08

			19,594,984	10.48

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	56,771	3,704,875	1.98
	Other		3,211,250	1.72

			6,916,125	3.70

	GENERAL MERCHANDISE STORES
	Target Corp	25,510	1,409,428	0.75
	Wal-Mart Stores, Inc	40,798	2,012,157	1.08
	Other		1,164,170	0.62

			4,585,755	2.45

	HEALTH SERVICES
*	Coventry Health Care, Inc	30,715	1,582,437	0.85
*	Medco Health Solutions, Inc	30,668	1,843,453	0.98
	Other		716,584	0.38

			4,142,474	2.21

	HOLDING AND OTHER INVESTMENT OFFICES		1,114,987	0.60

	HOTELS AND OTHER LODGING PLACES		901,661	0.48

	INDUSTRIAL MACHINERY AND EQUIPMENT
	General Electric Co	162,014	5,719,094	3.06
	Hewlett-Packard Co	90,458	3,318,904	1.77
	Other		2,556,925	1.37

			11,594,923	6.20

	INSURANCE AGENTS, BROKERS AND SERVICE
	Hartford Financial Services Group, Inc	19,029	1,650,766	0.88

			1,650,766	0.88

	INSURANCE CARRIERS
	ACE Ltd	40,917	2,239,387	1.20
	American International Group, Inc	59,163	3,920,140	2.09

			6,159,527	3.29

	METAL MINING		1,810,370	0.97

	MISCELLANEOUS RETAIL
	Best Buy Co, Inc	29,292	1,568,879	0.84
	Other		932,251	0.50

			2,501,130	1.34

118 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MOTION PICTURES
	News Corp (Class A)	109,470	$2,151,086	1.15%
	Other		2,276,374	1.22

			4,427,460	2.37

	NONDEPOSITORY INSTITUTIONS
	American Express Co	42,499	2,383,344	1.27
	Fannie Mae	33,112	1,851,292	0.99
	Other		1,341,500	0.72

			5,576,136	2.98

	OIL AND GAS EXTRACTION
*	Cameron International Corp	36,708	1,773,363	0.95
	Schlumberger Ltd	41,693	2,586,217	1.38
	Other		552,185	0.30

			4,911,765	2.63

	PETROLEUM AND COAL PRODUCTS
	Exxon Mobil Corp	104,383	7,004,099	3.74
	Marathon Oil Corp	22,779	1,751,705	0.94
	Other		2,823,796	1.51

			11,579,600	6.19

	PRINTING AND PUBLISHING		411,758	0.22

	RAILROAD TRANSPORTATION		757,552	0.40

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	33,641	2,452,765	1.31
	Other		2,984,313	1.60

			5,437,078	2.91

	TOBACCO PRODUCTS
	Altria Group, Inc	90,417	6,921,421	3.70

			6,921,421	3.70

	TRANSPORTATION BY AIR		761,699	0.41

	TRANSPORTATION EQUIPMENT
	Boeing Co	23,519	1,854,473	0.99
	Raytheon Co	40,334	1,936,435	1.04
	United Technologies Corp	40,419	2,560,544	1.37
	Other		322,150	0.17

			6,673,602	3.57

	TRANSPORTATION SERVICES		732,940	0.39

	TRUCKING AND WAREHOUSING		770,146	0.41

	WHOLESALE TRADE-DURABLE GOODS		402	0.00	**

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 119

Growth & Income Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc	29,908	$1,966,152	1.05%
	Other		644,849	0.34

			2,611,001	1.39

	TOTAL COMMON STOCKS	(Cost $164,419,708)	186,378,288	99.64

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		160,000	0.09

	TOTAL SHORT-TERM INVESTMENTS	(Cost $159,979)	160,000	0.09

	TOTAL PORTFOLIO	(Cost $164,579,687)	186,538,288	99.73
	OTHER ASSETS & LIABILITIES, NET		505,855	0.27

	NET ASSETS		$187,044,143	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.750% and mature 10/02/06

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

120 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

AGRICULTURAL SERVICES		$304,642	0.03%

APPAREL AND OTHER TEXTILE PRODUCTS		2,182,595	0.18

BUSINESS SERVICES
WPP Group plc	680,876	8,439,400	0.71
Other		4,858,328	0.41

		13,297,728	1.12

CHEMICALS AND ALLIED PRODUCTS
Bayer AG.	1,588,616	80,980,920	6.84
Novartis AG.	100,681	5,877,654	0.49
Reckitt Benckiser plc	487,481	20,207,885	1.71
Shin-Etsu Chemical Co Ltd	73,600	4,697,939	0.40
Takeda Pharmaceutical Co Ltd	158,800	9,907,776	0.84
Other		17,631,372	1.49

		139,303,546	11.77

COAL MINING
BHP Billiton Ltd	582,492	11,126,798	0.94

		11,126,798	0.94

COMMUNICATIONS
KDDI Corp	742	4,623,170	0.39
Royal KPN NV	1,177,048	15,015,157	1.27
Other		5,170,434	0.44

		24,808,761	2.10

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG.	406,055	40,558,415	3.43
Mitsubishi UFJ Financial Group, Inc	1,013	13,035,005	1.10
Mizuho Financial Group, Inc	788	6,110,544	0.51
Sumitomo Mitsui Financial Group, Inc	643	6,749,799	0.57
Sumitomo Trust & Banking Co Ltd	463,000	4,844,597	0.41
Other		7,253,908	0.62

		78,552,268	6.64

ELECTRIC, GAS, AND SANITARY SERVICES
Fortum Oyj	1,884,079	50,195,280	4.24
Xinao Gas Holdings Ltd	7,165,000	7,357,538	0.62
Other		1,047,694	0.09

		58,600,512	4.95

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Sony Corp	149,700	6,057,702	0.51
Other		16,953,751	1.43

		23,011,453	1.94

FABRICATED METAL PRODUCTS		3,279,413	0.28

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 121

International Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Groupe Danone	123,854	$17,385,828	1.47%
	Nisshin Oillio Group Ltd	1,454,000	8,431,661	0.71
	Other		9,680,662	0.82

			35,498,151	3.00

	FOOD STORES
	Tesco plc	1,855,787	12,508,815	1.06
	Other		1,888,365	0.16

			14,397,180	1.22

	GENERAL BUILDING CONTRACTORS
	Shimizu Corp	785,000	4,485,714	0.38
	Other		13,696,326	1.16

			18,182,040	1.54

	GENERAL MERCHANDISE STORES		1,309,264	0.11

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Vinci S.A.	518,132	57,686,296	4.87

			57,686,296	4.87

	HOLDING AND OTHER INVESTMENT OFFICES
	Collins Stewart Tullett plc	2,506,127	40,823,279	3.45
	GEA Group AG.	2,044,571	36,867,146	3.11
	iShares MSCI EAFE Index Fund	520,000	35,230,000	2.98
*	Man Group Plc	5,248,974	44,028,916	3.72
	Other		2,880,956	0.24

			159,830,297	13.50

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	862,096	58,758,651	4.96
	Other		814,174	0.07

			59,572,825	5.03

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Canon, Inc	107,700	5,616,356	0.47
	Rheinmetall AG.	437,773	31,863,875	2.69
	Other		19,923,443	1.69

			57,403,674	4.85

	INSTRUMENTS AND RELATED PRODUCTS
	Tecan Group AG.	114,081	5,692,874	0.48
	Terumo Corp	155,600	5,901,274	0.50
	Other		1,889,586	0.16

			13,483,734	1.14

	INSURANCE AGENTS, BROKERS AND SERVICE		2,945,664	0.25

	INSURANCE CARRIERS
	Aioi Insurance Co Ltd	798,000	5,492,267	0.46
	AMP Ltd	874,884	5,829,343	0.49
	AXA S.A.	476,844	17,583,626	1.49

122 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE CARRIERS—(continued)
Zurich Financial Services AG.	66,821	$16,418,691	1.39%
Other		8,088,775	0.68

		53,412,702	4.51

METAL MINING		9,954,496	0.84

MISCELLANEOUS MANUFACTURING INDUSTRIES		2,890,713	0.24

NONDEPOSITORY INSTITUTIONS
Deutsche Postbank AG.	639,215	48,511,961	4.10
Hypo Real Estate Holding AG.	387,108	24,150,992	2.04
Other		545,269	0.05

		73,208,222	6.19

NONMETALLIC MINERALS, EXCEPT FUELS		2,285,079	0.19

OIL AND GAS EXTRACTION
PetroChina Co Ltd (Class H)	5,036,000	5,416,965	0.46
Total S.A.	84,306	5,532,311	0.47
Other		6,290,372	0.53

		17,239,648	1.46

PETROLEUM AND COAL PRODUCTS
BP plc	515,915	5,621,946	0.48
ENI S.p.A.	308,583	9,144,678	0.77
Other		2,859,699	0.24

		17,626,323	1.49

PRIMARY METAL INDUSTRIES
BHP Billiton plc	525,579	9,073,075	0.77
Other		2,834,743	0.24

		11,907,818	1.01

RAILROAD TRANSPORTATION		3,657,126	0.31

REAL ESTATE
Mitsui Fudosan Co Ltd	220,000	5,000,635	0.42
Other		6,498,473	0.55

		11,499,108	0.97

SECURITY AND COMMODITY BROKERS		1,052,552	0.09

STONE, CLAY, AND GLASS PRODUCTS
Holcim Ltd	240,377	19,646,151	1.66
Other		7,790,757	0.66

		27,436,908	2.32

TOBACCO PRODUCTS
Japan Tobacco, Inc	1,378	5,354,514	0.45

		5,354,514	0.45

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 123

International Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

TRANSPORTATION EQUIPMENT
Fiat S.p.A.	2,941,645	$46,888,167	3.96%
Honda Motor Co Ltd	216,400	7,272,872	0.61
Toyota Industries Corp	115,100	4,881,702	0.41
Toyota Motor Corp	329,700	17,918,933	1.51
Other		11,588,708	0.99

		88,550,382	7.48

TRUCKING AND WAREHOUSING
Deutsche Post AG.	2,163,438	56,787,470	4.80

		56,787,470	4.80

WHOLESALE TRADE-DURABLE GOODS		2,273,252	0.19

WHOLESALE TRADE-NONDURABLE GOODS		2,501,056	0.21

TOTAL COMMON STOCKS	(Cost $984,991,810)	1,162,414,210	98.21

TOTAL PORTFOLIO	(Cost $984,991,810)	1,162,414,210	98.21
OTHER ASSETS & LIABILITIES, NET		21,145,760	1.79

NET ASSETS		$1,183,559,970	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

124 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary of market values by country September 30, 2006

	VALUE	% OF MARKET VALUE

DOMESTIC
UNITED STATES OF AMERICA	$35,714,584	3.07%

TOTAL DOMESTIC	35,714,584	3.07

FOREIGN
AUSTRALIA	44,081,699	3.79
BRAZIL	2,350,069	0.20
CANADA	593,960	0.05
FINLAND	50,195,280	4.32
FRANCE	157,062,502	13.51
GERMANY	279,162,363	24.02
HONG KONG	20,371,014	1.75
INDIA	9,679,713	0.83
INDONESIA	348,217	0.03
ITALY	56,032,846	4.82
JAPAN	249,454,519	21.46
NETHERLANDS	15,015,157	1.29
RUSSIA	4,341,970	0.38
SINGAPORE	6,253,517	0.54
SWITZERLAND	88,193,785	7.59
UNITED KINGDOM	143,563,015	12.35

TOTAL FOREIGN	1,126,699,626	96.93

TOTAL PORTFOLIO	$1,162,414,210	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 125

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES		$116,702	0.69%

	APPAREL AND OTHER TEXTILE PRODUCTS		121,035	0.72

	BUSINESS SERVICES
*	Adobe Systems, Inc	9,189	344,128	2.05
*	Electronic Arts, Inc	5,065	282,019	1.68
*	Google, Inc (Class A)	1,085	436,062	2.59
	Microsoft Corp	11,028	301,395	1.79
	Other		157,415	0.94

			1,521,019	9.05

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	9,213	447,383	2.66
*	Amgen, Inc	6,441	460,725	2.74
*	Gilead Sciences, Inc	2,660	182,742	1.09
	Monsanto Co	4,742	222,921	1.33
	Procter & Gamble Co	6,705	415,576	2.47
	Wyeth	5,743	291,974	1.74
	Other		267,205	1.59

			2,288,526	13.62

	COMMUNICATIONS
	AT&T, Inc	7,858	255,856	1.52
	Other	248	202,336	1.21

			458,192	2.73

	EATING AND DRINKING PLACES
*	Starbucks Corp	6,549	222,993	1.33

			222,993	1.33

	ELECTRIC, GAS, AND SANITARY SERVICES		130,385	0.78

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	4,853	373,827	2.22
*	Broadcom Corp (Class A)	5,142	156,008	0.93
*	Cisco Systems, Inc	19,724	453,652	2.70
	Cooper Industries Ltd (Class A)	1,828	155,782	0.93
	Emerson Electric Co	3,342	280,260	1.67
	Intel Corp	10,011	205,926	1.23
	Motorola, Inc	10,421	260,525	1.55
*	Network Appliance, Inc	5,986	221,542	1.32
	Qualcomm, Inc	10,065	365,863	2.18
	Other		184,365	1.08

			2,657,750	15.81

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	4,093	177,227	1.05
	Paychex, Inc	6,423	236,688	1.41

			413,915	2.46

126 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	6,705	$437,568	2.60%

			437,568	2.60

	FURNITURE AND HOME FURNISHINGS STORES		118,223	0.70

	GENERAL MERCHANDISE STORES
	Target Corp	5,341	295,090	1.76
	Other		146,480	0.87

			441,570	2.63

	HEALTH SERVICES
*	Medco Health Solutions, Inc	4,042	242,965	1.45
	Other		103,423	0.61

			346,388	2.06

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	4,311	224,388	1.34
	Other		83,934	0.49

			308,322	1.83

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	3,924	224,414	1.34

			224,414	1.34

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	4,383	160,812	0.96
	International Game Technology	5,949	246,884	1.47
	Other		351,359	2.09

			759,055	4.52

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	5,927	384,899	2.29
*	St. Jude Medical, Inc	6,400	225,856	1.34
*	Zimmer Holdings, Inc	3,077	207,698	1.24
	Other		82,152	0.49

			900,605	5.36

	INSURANCE CARRIERS
	American International Group, Inc	2,522	167,108	0.99
	Progressive Corp	6,986	171,436	1.02
	Other		115,407	0.69

			453,951	2.70

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	6,675	229,620	1.37

			229,620	1.37

	METAL MINING
	Anglo American plc	3,925	164,102	0.98

			164,102	0.98

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 127

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
	CVS Corp	9,004	$289,208	1.72%

			289,208	1.72

	MOTION PICTURES		100,148	0.60

	NONDEPOSITORY INSTITUTIONS
	American Express Co	6,095	341,808	2.03

			341,808	2.03

	OIL AND GAS EXTRACTION
	Schlumberger Ltd	3,064	190,060	1.13
	Other		216,656	1.29

			406,716	2.42

	PETROLEUM AND COAL PRODUCTS		84,890	0.50

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	14,464	353,066	2.10
	Other		119,218	0.71

			472,284	2.81

	RAILROAD TRANSPORTATION		62,541	0.37

	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	17,289	309,473	1.84
	Chicago Mercantile Exchange Holdings, Inc	448	214,256	1.27
*	E*Trade Financial Corp	6,397	153,016	0.91
	Goldman Sachs Group, Inc	1,396	236,161	1.41
	TD Ameritrade Holding Corp	7,868	148,312	0.88
	Other		133,130	0.80

			1,194,348	7.11

	TOBACCO PRODUCTS
	Altria Group, Inc	5,542	424,240	2.52

			424,240	2.52

	TRANSPORTATION EQUIPMENT
	Boeing Co	3,637	286,777	1.71
	United Technologies Corp	4,799	304,017	1.81

			590,794	3.52

	TRANSPORTATION SERVICES		148,273	0.88

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	2,188	157,405	0.94

			157,405	0.94

	WHOLESALE TRADE-DURABLE GOODS		61,744	0.37

	TOTAL COMMON STOCKS	(Cost $16,146,116)	16,648,734	99.07

128 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$130,000	0.77%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $129,983)	130,000	0.77

	TOTAL PORTFOLIO	(Cost $16,276,099)	16,778,734	99.84
	OTHER ASSETS & LIABILITIES, NET		27,008	0.16

	NET ASSETS		$16,805,742	100.00%

*	Non-income producing

+	Notes have a rate of 4.750% and mature 10/02/06

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 129

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

APPAREL AND ACCESSORY STORES
Gap, Inc	781,431	$14,808,117	2.20%
Other		1,214,916	0.18

		16,023,033	2.38

APPAREL AND OTHER TEXTILE PRODUCTS		456,660	0.07

BUSINESS SERVICES		17,239,094	2.57

CHEMICALS AND ALLIED PRODUCTS
Akzo Nobel NV	100,304	6,178,933	0.92
Colgate-Palmolive Co	152,024	9,440,690	1.41
Du Pont (E.I.) de Nemours & Co	183,514	7,861,740	1.17
Pfizer, Inc	732,297	20,767,943	3.09
Wyeth	151,931	7,724,172	1.15
Other		19,871,548	2.96

		71,845,026	10.70

COAL MINING
Sasol Ltd (ADR)	151,794	4,992,505	0.74
Other		3,607,456	0.54

		8,599,961	1.28

COMMUNICATIONS
AT&T, Inc	404,275	13,163,194	1.96
BellSouth Corp	127,248	5,439,852	0.81
Cablevision Systems Corp (Class A)	255,288	5,797,590	0.86
Sprint Nextel Corp	376,351	6,454,420	0.96
Other		3,444,324	0.52

		34,299,380	5.11

DEPOSITORY INSTITUTIONS
Bank of America Corp	486,300	26,051,091	3.88
Bank of New York Co, Inc	247,103	8,712,852	1.30
Citigroup, Inc	108,476	5,388,003	0.80
Hudson City Bancorp, Inc	677,430	8,975,948	1.34
JPMorgan Chase & Co	513,997	24,137,299	3.59
South Financial Group, Inc	182,239	4,743,681	0.71
SunTrust Banks, Inc	179,872	13,900,508	2.07
US Bancorp	262,052	8,705,367	1.30
Wachovia Corp	167,940	9,371,052	1.40
Washington Mutual, Inc	176,663	7,679,541	1.14
Other		8,722,588	1.29

		126,387,930	18.82

EATING AND DRINKING PLACES
Brinker International, Inc	146,500	5,873,185	0.87
Compass Group plc	1,135,641	5,703,827	0.85

		11,577,012	1.72

130 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	196,562	$7,148,960	1.06%
	DPL, Inc	228,149	6,187,401	0.92
	Other		20,645,326	3.08

			33,981,687	5.06

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Honeywell International, Inc	431,214	17,636,653	2.63
	RadioShack Corp	295,262	5,698,557	0.85
	Other		18,442,152	2.74

			41,777,362	6.22

	ENGINEERING AND MANAGEMENT SERVICES		3,291,801	0.49

	FABRICATED METAL PRODUCTS		2,448,262	0.36

	FOOD AND KINDRED PRODUCTS
*	Smithfield Foods, Inc	180,545	4,878,326	0.73

			4,878,326	0.73

	FORESTRY		1,923,529	0.29

	GENERAL BUILDING CONTRACTORS		2,309,212	0.34

	GENERAL MERCHANDISE STORES		943,075	0.14

	HEALTH SERVICES
*	Healthsouth Corp	1,137,702	5,643,002	0.84
	Other		2,670,115	0.40

			8,313,117	1.24

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Value Index Fund	160,229	12,348,849	1.84
	Other		3,407,903	0.51

			15,756,752	2.35

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	178,891	12,192,835	1.81

			12,192,835	1.81

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Alstom RGPT	65,543	5,930,045	0.88
	Hewlett-Packard Co	273,780	10,044,988	1.50
	Other		2,592,223	0.38

			18,567,256	2.76

	INSTRUMENTS AND RELATED PRODUCTS		1,222,150	0.18

	INSURANCE AGENTS, BROKERS AND SERVICE		5,003,921	0.74

	INSURANCE CARRIERS
	Aetna, Inc	196,757	7,781,739	1.16
	American International Group, Inc	221,887	14,702,233	2.19
	PartnerRe Ltd	84,450	5,706,287	0.85
	St. Paul Travelers Cos, Inc	213,679	10,019,408	1.49

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 131

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE CARRIERS—(continued)
	Other		$19,040,163	2.83%

			57,249,830	8.52

	METAL MINING		3,618,496	0.54

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	1,324,728	6,014,265	0.89
*	Sears Holdings Corp	45,015	7,116,421	1.06

			13,130,686	1.95

	MOTION PICTURES		2,607,078	0.39

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	231,684	12,953,452	1.93
	Other		3,541,359	0.53

			16,494,811	2.46

	OIL AND GAS EXTRACTION		5,787,984	0.86

	PAPER AND ALLIED PRODUCTS		8,017,964	1.19

	PETROLEUM AND COAL PRODUCTS
	Apache Corp	101,245	6,398,684	0.95
	Chevron Corp	293,576	19,041,339	2.84
	Devon Energy Corp	87,242	5,509,332	0.82
	Exxon Mobil Corp	119,809	8,039,184	1.20
	Occidental Petroleum Corp	144,940	6,973,063	1.04
	Other		6,013,163	0.89

			51,974,765	7.74

	PRIMARY METAL INDUSTRIES		1,194,986	0.18

	PRINTING AND PUBLISHING		2,954,478	0.44

	RAILROAD TRANSPORTATION		1,543,864	0.23

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	184,846	13,477,122	2.00
	Waddell & Reed Financial, Inc (Class A)	267,569	6,622,333	0.99
	Other		5,533,566	0.83

			25,633,021	3.82

	TOBACCO PRODUCTS
	Altria Group, Inc	329,780	25,244,659	3.76

			25,244,659	3.76

	TRANSPORTATION BY AIR		2,660,425	0.40

	TRANSPORTATION EQUIPMENT		5,032,576	0.75

132 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc	84,219	$5,536,557	0.82%
Other		4,071,990	0.61

		9,608,547	1.43

TOTAL COMMON STOCKS	(Cost $608,717,487)	671,791,551	100.02

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$5,430,000	5,430,000	0.81

TOTAL SHORT-TERM INVESTMENTS	(Cost $5,429,284)	5,430,000	0.81

TOTAL PORTFOLIO	(Cost $614,146,771)	677,221,551	100.83
OTHER ASSETS & LIABILITIES, NET		(5,582,139)	(0.83)

NET ASSETS		$671,639,412	100.00%

*	Non-income producing

ABBREVIATION:

ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 133

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
	Abercrombie & Fitch Co (Class A)	51,700	$3,592,116	1.34%

			3,592,116	1.34

	APPAREL AND OTHER TEXTILE PRODUCTS
	Polo Ralph Lauren Corp	43,211	2,795,320	1.05

			2,795,320	1.05

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		2,674,611	1.00

	BUSINESS SERVICES
*	Adobe Systems, Inc	84,552	3,166,472	1.18
*	Cerner Corp	66,736	3,029,814	1.13
*	Citrix Systems, Inc	96,854	3,507,083	1.31
*	Cognizant Technology Solutions Corp	57,814	4,281,705	1.60
*	F5 Networks, Inc	51,520	2,767,654	1.04
	Omnicom Group, Inc	30,170	2,823,912	1.06
	Other		13,413,335	5.02

			32,989,975	12.34

	CHEMICALS AND ALLIED PRODUCTS
*	Adams Respiratory Therapeutics, Inc	87,273	3,193,319	1.19
	Ecolab, Inc	87,751	3,757,498	1.41
*	Forest Laboratories, Inc	85,953	4,350,081	1.63
	Other		2,654,908	0.99

			13,955,806	5.22

	COAL MINING		2,302,837	0.86

	COMMUNICATIONS
*	American Tower Corp (Class A)	98,043	3,578,570	1.34
	Global Payments, Inc	77,246	3,399,596	1.27
*	NeuStar, Inc	131,002	3,635,306	1.36
*	NII Holdings, Inc (Class B)	85,741	5,329,661	2.00
*	Univision Communications, Inc (Class A)	137,066	4,706,846	1.76

			20,649,979	7.73

	DEPOSITORY INSTITUTIONS
	Hudson City Bancorp, Inc	235,710	3,123,158	1.17
	Other		2,275,206	0.85

			5,398,364	2.02

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Covanta Holding Corp	172,406	3,711,901	1.39

			3,711,901	1.39

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	70,817	4,385,697	1.64
*	Fairchild Semiconductor International, Inc	148,628	2,779,344	1.04
	L-3 Communications Holdings, Inc	39,861	3,122,312	1.17
*	Network Appliance, Inc	103,349	3,824,946	1.43
*	Nvidia Corp	134,578	3,982,163	1.49

134 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—(continued)
	Rockwell Collins, Inc	73,063	$4,006,775	1.50%
	Other		7,824,935	2.93

			29,926,172	11.20

	ENGINEERING AND MANAGEMENT SERVICES
*	Jacobs Engineering Group, Inc	38,699	2,891,976	1.08
	Paychex, Inc	120,653	4,446,063	1.66
	Quest Diagnostics, Inc	64,033	3,916,258	1.47
	Other		4,113,549	1.54

			15,367,846	5.75

	FOOD AND KINDRED PRODUCTS
	McCormick & Co, Inc	89,294	3,391,386	1.27
	Other		3,710,492	1.39

			7,101,878	2.66

	FURNITURE AND FIXTURES		1,543,110	0.58

	FURNITURE AND HOME FURNISHINGS STORES
*	Bed Bath & Beyond, Inc	72,440	2,771,554	1.04
	Other		2,369,212	0.88

			5,140,766	1.92

	GENERAL MERCHANDISE STORES
	JC Penney Co, Inc	43,315	2,962,313	1.11
	TJX Cos, Inc	113,600	3,184,208	1.19

			6,146,521	2.30

	HEALTH SERVICES
	Manor Care, Inc	61,591	3,219,978	1.20

			3,219,978	1.20

	HOLDING AND OTHER INVESTMENT OFFICES
	Global Signal, Inc	59,067	2,987,609	1.12
	Other		1,992,996	0.74

			4,980,605	1.86

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	137,720	3,835,502	1.44

			3,835,502	1.44

	INDUSTRIAL MACHINERY AND EQUIPMENT
	International Game Technology	115,923	4,810,805	1.80
	Other		5,624,303	2.10

			10,435,108	3.90

	INSTRUMENTS AND RELATED PRODUCTS
	Allergan, Inc	43,610	4,910,922	1.84
	Bard (C.R.), Inc	50,538	3,790,350	1.42
*	Fisher Scientific International, Inc	53,522	4,187,561	1.57
*	Resmed, Inc	95,725	3,852,931	1.44
	Other		8,665,639	3.24

			25,407,403	9.51

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 135

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	JUSTICE, PUBLIC ORDER AND SAFETY		$1,441,609	0.54%

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	137,756	4,738,806	1.77

			4,738,806	1.77

	METAL MINING		3,369,710	1.26

	MISCELLANEOUS RETAIL
*	Nutri/System, Inc	70,749	4,406,955	1.65
	Other		2,394,942	0.89

			6,801,897	2.54

	OIL AND GAS EXTRACTION
*	Denbury Resources, Inc	98,748	2,853,817	1.07
	Equitable Resources, Inc	88,561	3,097,864	1.16
*	National Oilwell Varco, Inc	62,804	3,677,174	1.38
	Other		4,084,464	1.52

			13,713,319	5.13

	PETROLEUM AND COAL PRODUCTS		2,703,275	1.01

	PRIMARY METAL INDUSTRIES		1,216,777	0.46

	RAILROAD TRANSPORTATION		1,909,163	0.71

	REAL ESTATE
*	CB Richard Ellis Group, Inc	127,311	3,131,851	1.17
	Forest City Enterprises, Inc (Class A)	52,165	2,832,560	1.06

			5,964,411	2.23

	SECURITY AND COMMODITY BROKERS
	Chicago Mercantile Exchange Holdings, Inc	6,914	3,306,621	1.24
	Greenhill & Co, Inc	50,390	3,377,138	1.26
	Other		1,759,316	0.66

			8,443,075	3.16

	TRANSPORTATION BY AIR
	Southwest Airlines Co	179,336	2,987,738	1.12

			2,987,738	1.12

	TRANSPORTATION EQUIPMENT
	Harley-Davidson, Inc	81,611	5,121,090	1.92
	Other		1,498,000	0.56

			6,619,090	2.48

	TRANSPORTATION SERVICES		2,460,861	0.92

	WHOLESALE TRADE-DURABLE GOODS		2,373,717	0.89

	WHOLESALE TRADE-NONDURABLE GOODS		2,265,952	0.85

	TOTAL COMMON STOCKS	(Cost $244,938,405)	268,185,198	100.34

136 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $244,938,405)	$268,185,198	100.34%
OTHER ASSETS & LIABILITIES, NET		(910,173)	(0.34)

NET ASSETS		$267,275,025	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 137

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	BUSINESS SERVICES
	Waste Management, Inc	95,000	$3,484,600	0.72%
	Other		14,695,181	3.05

			18,179,781	3.77

	CHEMICALS AND ALLIED PRODUCTS
	Alberto-Culver Co	107,000	5,413,130	1.12
	Clorox Co	79,000	4,977,000	1.03
	Cytec Industries, Inc	94,000	5,225,460	1.08
	Rohm & Haas Co	80,000	3,788,000	0.79
	Sigma-Aldrich Corp	51,000	3,859,170	0.80
	Other		13,034,046	2.71

			36,296,806	7.53

	COAL MINING		2,206,800	0.46

	COMMUNICATIONS		8,275,260	1.72

	DEPOSITORY INSTITUTIONS
	Bank of New York Co, Inc	132,000	4,654,320	0.97
	Hudson City Bancorp, Inc	850,000	11,262,500	2.34
	Marshall & Ilsley Corp	135,000	6,504,300	1.35
	South Financial Group, Inc	122,000	3,175,660	0.66
	TCF Financial Corp	115,000	3,023,350	0.63
	Other		20,874,900	4.32

			49,495,030	10.27

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	193,000	7,019,410	1.46
	Constellation Energy Group, Inc	59,500	3,522,400	0.73
	Edison International	122,000	5,080,080	1.05
	Entergy Corp	78,500	6,141,055	1.27
	NorthWestern Corp	85,000	2,973,300	0.62
*	NRG Energy, Inc	88,000	3,986,400	0.83
	PPL Corp	110,000	3,619,000	0.75
	Xcel Energy, Inc	186,000	3,840,900	0.80
	Other		23,221,360	4.81

			59,403,905	12.32

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		17,741,750	3.68

	FABRICATED METAL PRODUCTS
*	Crown Holdings, Inc	236,000	4,389,600	0.91
	Other		2,831,500	0.59

			7,221,100	1.50

	FOOD AND KINDRED PRODUCTS		4,191,050	0.87

	FOOD STORES
	Kroger Co	315,000	7,289,100	1.51
	Other		2,757,450	0.57

			10,046,550	2.08

138 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FORESTRY		$2,192,400	0.45%

	GENERAL BUILDING CONTRACTORS		3,715,320	0.77

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	118,000	5,098,780	1.06
	TJX Cos, Inc	155,000	4,344,650	0.90
	Other		2,735,600	0.57

			12,179,030	2.53

	HEALTH SERVICES
*	Healthsouth Corp	673,639	3,341,249	0.69
	McKesson Corp	80,000	4,217,600	0.87
	Other		4,674,485	0.98

			12,233,334	2.54

	HEAVY CONSTRUCTION, EXCEPT BUILDING		4,124,118	0.86

	HOLDING AND OTHER INVESTMENT OFFICES
	Archstone-Smith Trust	59,500	3,239,180	0.67
	Boston Properties, Inc	33,500	3,461,890	0.72
	iShares Russell 1000 Value Index Fund	128,685	9,917,753	2.06
	iShares Russell Midcap Value Index Fund	168,734	22,969,759	4.76
	Plum Creek Timber Co, Inc	123,000	4,186,920	0.87
	Prologis	81,000	4,621,860	0.96
	Taubman Centers, Inc	68,000	3,020,560	0.63
	Vornado Realty Trust	30,000	3,270,000	0.68
	Other		11,136,732	2.30

			65,824,654	13.65

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	62,000	4,225,790	0.88
	Other		3,455,810	0.71

			7,681,600	1.59

	INDUSTRIAL MACHINERY AND EQUIPMENT		1,972,590	0.41

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	138,611	4,531,194	0.94
*	Xerox Corp	369,000	5,741,640	1.19
	Other		4,887,050	1.01

			15,159,884	3.14

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	141,000	4,775,670	0.99

			4,775,670	0.99

	INSURANCE CARRIERS
	Aetna, Inc	84,000	3,322,200	0.69
*	Conseco, Inc	269,000	5,646,310	1.17
	Other		15,366,900	3.19

			24,335,410	5.05

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 139

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

METAL MINING
Anglo American plc	97,000	$4,055,515	0.84%
Inco Ltd	84,000	6,406,680	1.33
Other		1,784,210	0.37

		12,246,405	2.54

MISCELLANEOUS RETAIL		6,411,675	1.33

MOTION PICTURES		2,128,260	0.44

NONDEPOSITORY INSTITUTIONS		1,750,680	0.36

OIL AND GAS EXTRACTION		6,686,300	1.39

PAPER AND ALLIED PRODUCTS		6,084,890	1.26

PETROLEUM AND COAL PRODUCTS
Noble Energy, Inc	119,000	5,425,210	1.13
Other		4,230,300	0.87

		9,655,510	2.00

PRIMARY METAL INDUSTRIES		2,779,040	0.58

PRINTING AND PUBLISHING
Gannett Co, Inc	57,500	3,267,725	0.68
Other		4,232,130	0.88

		7,499,855	1.56

RAILROAD TRANSPORTATION
CSX Corp	125,000	4,103,750	0.85

		4,103,750	0.85

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,067,360	0.43

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	24,000	3,362,400	0.70
Other		6,636,940	1.37

		9,999,340	2.07

SPECIAL TRADE CONTRACTORS		1,154,880	0.24

STONE, CLAY, AND GLASS PRODUCTS		1,326,039	0.28

TOBACCO PRODUCTS
Loews Corp (Carolina Group)	207,500	11,493,425	2.38

		11,493,425	2.38

TRANSPORTATION BY AIR		7,145,795	1.48

TRANSPORTATION EQUIPMENT
Autoliv, Inc	77,500	4,271,025	0.89
Ford Motor Co	607,000	4,910,630	1.02
Other		2,126,505	0.44

		11,308,160	2.35

140 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

WATER TRANSPORTATION			$2,173,997	0.45%

WHOLESALE TRADE-NONDURABLE GOODS
Akzo Nobel NV (ADR)		69,000	4,242,811	0.88

			4,242,811	0.88

TOTAL COMMON STOCKS		(Cost $435,258,598)	477,510,214	99.05

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$3,220,000	3,220,000	0.67

TOTAL SHORT-TERM INVESTMENTS		(Cost $3,219,575)	3,220,000	0.67

TOTAL PORTFOLIO		(Cost $438,478,173)	480,730,214	99.72
OTHER ASSETS & LIABILITIES, NET			1,337,960	0.28

NET ASSETS			$482,068,174	100.00%

*	Non-income producing ABBREVIATION:

ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 141

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$709,943	0.17%

	AGRICULTURAL PRODUCTION-LIVESTOCK		908,570	0.22

	AMUSEMENT AND RECREATION SERVICES		2,815,413	0.67

	APPAREL AND ACCESSORY STORES
*	Payless Shoesource, Inc	90,000	2,241,000	0.54
	Other		6,114,241	1.46

			8,355,241	2.00

	APPAREL AND OTHER TEXTILE PRODUCTS
	Kellwood Co	48,400	1,395,372	0.33
	Phillips-Van Heusen Corp	32,700	1,365,879	0.33
	Other		1,064,991	0.25

			3,826,242	0.91

	AUTO REPAIR, SERVICES AND PARKING		307,968	0.07

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,333,488	0.32

	BUILDING MATERIALS AND GARDEN SUPPLIES		522,704	0.12

	BUSINESS SERVICES
*	Earthlink, Inc	170,478	1,239,375	0.30
*	Hyperion Solutions Corp	36,917	1,272,898	0.30
*	Sybase, Inc	82,900	2,009,496	0.48
*	TIBCO Software, Inc	165,327	1,484,636	0.36
	Other		43,005,147	10.29

			49,011,552	11.73

	CHEMICALS AND ALLIED PRODUCTS
*	Alkermes, Inc	79,776	1,264,450	0.30
	Other		28,420,946	6.80

			29,685,396	7.10

	COAL MINING
	Penn Virginia Corp	19,157	1,214,745	0.29
	Other		1,359,602	0.33

			2,574,347	0.62

	COMMUNICATIONS		8,564,545	2.05

	DEPOSITORY INSTITUTIONS
	Central Pacific Financial Corp	34,500	1,262,010	0.30
	Citizens Banking Corp	57,770	1,517,040	0.36
	First Niagara Financial Group, Inc	99,264	1,447,269	0.35
*	FirstFed Financial Corp	25,500	1,446,360	0.35
	Greater Bay Bancorp	52,659	1,485,510	0.35
	Hanmi Financial Corp	78,617	1,540,893	0.37
	MAF Bancorp, Inc	32,500	1,341,925	0.32
	MB Financial, Inc	35,378	1,304,387	0.31
	TierOne Corp	37,900	1,285,947	0.31
	Other		26,793,316	6.41

			39,424,657	9.43

142 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EATING AND DRINKING PLACES		$8,813,679	2.11%

	EDUCATIONAL SERVICES		2,542,982	0.61

	ELECTRIC, GAS, AND SANITARY SERVICES
	Northwest Natural Gas Co	34,800	1,366,944	0.33
	Piedmont Natural Gas Co, Inc	52,900	1,338,899	0.32
	UIL Holdings Corp	36,100	1,353,750	0.32
	Other		9,789,333	2.34

			13,848,926	3.31

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Acuity Brands, Inc	26,800	1,216,720	0.29
*	Arris Group, Inc	131,965	1,512,319	0.36
*	ON Semiconductor Corp	227,710	1,338,935	0.32
*	Plexus Corp	96,140	1,845,888	0.44
	Other		22,195,118	5.32

			28,108,980	6.73

	ENGINEERING AND MANAGEMENT SERVICES		6,510,817	1.56

	ENVIRONMENTAL QUALITY AND HOUSING		651,561	0.15

	FABRICATED METAL PRODUCTS		5,008,756	1.20

	FOOD AND KINDRED PRODUCTS		3,840,848	0.92

	FOOD STORES		1,132,074	0.27

	FURNITURE AND FIXTURES		4,364,567	1.04

	FURNITURE AND HOME FURNISHINGS STORES		279,356	0.07

	GENERAL BUILDING CONTRACTORS		828,757	0.20

	GENERAL MERCHANDISE STORES		1,632,848	0.39

	HEALTH SERVICES		5,807,079	1.39

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Granite Construction, Inc	25,300	1,349,755	0.32
	Other		82,246	0.02

			1,432,001	0.34

	HOLDING AND OTHER INVESTMENT OFFICES
	Innkeepers U.S.A. Trust	78,500	1,278,765	0.31
	iShares Russell 2000 Index Fund	41,330	2,975,760	0.71
	LaSalle Hotel Properties	29,200	1,265,528	0.30
	Taubman Centers, Inc	26,400	1,172,688	0.28
	Other		28,147,239	6.74

			34,839,980	8.34

	HOTELS AND OTHER LODGING PLACES		1,533,877	0.37

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Emulex Corp	71,890	1,306,241	0.31
*	Micros Systems, Inc	27,885	1,364,134	0.33
	Nordson Corp	30,747	1,225,575	0.29

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 143

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT—(continued)
	Other		$13,257,850	3.17%

			17,153,800	4.10

	INSTRUMENTS AND RELATED PRODUCTS
*	American Medical Systems Holdings, Inc	73,520	1,354,974	0.32
	Other		26,424,389	6.33

			27,779,363	6.65

	INSURANCE AGENTS, BROKERS AND SERVICE		21,325	0.01

	INSURANCE CARRIERS		9,549,213	2.29

	JUSTICE, PUBLIC ORDER AND SAFETY		402,225	0.10

	LEATHER AND LEATHER PRODUCTS		2,094,884	0.50

	LEGAL SERVICES		764,330	0.18

	LUMBER AND WOOD PRODUCTS
	Universal Forest Products, Inc	24,181	1,186,078	0.29
	Other		1,471,494	0.35

			2,657,572	0.64

	METAL MINING		554,082	0.13

	MISCELLANEOUS MANUFACTURING INDUSTRIES		2,365,232	0.57

	MISCELLANEOUS RETAIL		3,074,927	0.74

	MOTION PICTURES		404,294	0.10

	NONDEPOSITORY INSTITUTIONS
	Financial Federal Corp	49,550	1,327,940	0.32
*	World Acceptance Corp	28,864	1,269,439	0.30
	Other		4,136,126	0.99

			6,733,505	1.61

	OIL AND GAS EXTRACTION
*	Trico Marine Services, Inc	35,706	1,205,079	0.29
	Other		8,632,125	2.06

			9,837,204	2.35

	PAPER AND ALLIED PRODUCTS		829,016	0.20

	PERSONAL SERVICES		294,098	0.07

	PETROLEUM AND COAL PRODUCTS		3,149,489	0.75

	PRIMARY METAL INDUSTRIES
*	CommScope, Inc	46,400	1,524,704	0.36
*	Maverick Tube Corp	19,100	1,238,253	0.30
	Other		5,806,995	1.39

			8,569,952	2.05

	PRINTING AND PUBLISHING
*	Valassis Communications, Inc	107,300	1,893,845	0.45
	Other		5,953,227	1.43

			7,847,072	1.88

144 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	REAL ESTATE		$834,985	0.20%

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Spartech Corp	49,980	1,337,965	0.32
	Other		1,370,838	0.33

			2,708,803	0.65

	SECURITY AND COMMODITY BROKERS		2,194,966	0.53

	SOCIAL SERVICES		671,853	0.16

	SPECIAL TRADE CONTRACTORS
*d	EMCOR Group, Inc	26,600	1,458,744	0.35
	Other		2,472,756	0.59

			3,931,500	0.94

	STONE, CLAY, AND GLASS PRODUCTS		374,660	0.09

	TEXTILE MILL PRODUCTS		399,063	0.10

	TRANSPORTATION BY AIR
*	EGL, Inc	51,280	1,868,643	0.45
	Skywest, Inc	48,500	1,189,220	0.28
	Other		1,537,895	0.37

			4,595,758	1.10

	TRANSPORTATION EQUIPMENT
	Group 1 Automotive, Inc	27,400	1,367,260	0.33
*	Navistar International Corp	66,600	1,719,612	0.41
*	Orbital Sciences Corp	63,786	1,197,263	0.29
	Other		6,284,582	1.50

			10,568,717	2.53

	TRANSPORTATION SERVICES		1,620,302	0.39

	TRUCKING AND WAREHOUSING		2,345,925	0.56

	WATER TRANSPORTATION		394,758	0.09

	WHOLESALE TRADE-DURABLE GOODS
	IKON Office Solutions, Inc	89,400	1,201,536	0.29
	Other		4,297,080	1.03

			5,498,616	1.32

	WHOLESALE TRADE-NONDURABLE GOODS		1,878,212	0.45

	TOTAL COMMON STOCKS	(Cost $395,029,159)	411,316,855	98.44

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 145

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Banks (FHLB) 4.750%, 10/02/06	$5,650,000	$5,650,000	1.35%

TOTAL SHORT-TERM INVESTMENTS	(Cost $5,649,255)	5,650,000	1.35

TOTAL PORTFOLIO	(Cost $400,678,414)	416,966,855	99.79
OTHER ASSETS & LIABILITIES, NET		853,777	0.21

NET ASSETS		$417,820,632	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts in the amount of $411,300.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

146 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$1,137,867	0.19%

	APPAREL AND ACCESSORY STORES		6,421,204	1.08

	APPAREL AND OTHER TEXTILE PRODUCTS		346,027	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,690,751	0.28

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	170,097	6,169,418	1.04
	Lowe’s Cos, Inc	134,880	3,784,733	0.63
	Other		777,014	0.13

			10,731,165	1.80

	BUSINESS SERVICES
*	eBay, Inc	102,285	2,900,803	0.49
	First Data Corp	66,459	2,791,278	0.47
*	Google, Inc (Class A)	18,138	7,289,662	1.22
	Microsoft Corp	771,506	21,085,259	3.54
*	Oracle Corp	345,410	6,127,573	1.03
*	Yahoo!, Inc	122,411	3,094,550	0.52
	Other		26,653,028	4.47

			69,942,153	11.74

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	106,208	5,157,460	0.87
*	Amgen, Inc	102,497	7,331,610	1.23
	Du Pont (E.I.) de Nemours & Co	63,994	2,741,503	0.46
	Eli Lilly & Co	64,552	3,679,464	0.61
*	Genentech, Inc	40,493	3,348,771	0.56
*	Gilead Sciences, Inc	39,486	2,712,688	0.46
	Procter & Gamble Co	59,019	3,657,998	0.61
	Schering-Plough Corp	128,725	2,843,535	0.48
	Wyeth	71,445	3,632,264	0.61
	Other		23,624,324	3.97

			58,729,617	9.86

	COAL MINING		1,861,500	0.31

	COMMUNICATIONS
*	Comcast Corp (Class A)	85,494	3,150,454	0.53
	Other		11,972,224	2.01

			15,122,678	2.54

	DEPOSITORY INSTITUTIONS		9,050,605	1.52

	EATING AND DRINKING PLACES		5,338,111	0.90

	EDUCATIONAL SERVICES		1,202,329	0.20

	ELECTRIC, GAS, AND SANITARY SERVICES
	Exelon Corp	49,139	2,974,875	0.50
	Other		8,806,703	1.48

			11,781,578	1.98

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 147

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	73,866	$5,689,898	0.96%
*	Cisco Systems, Inc	530,593	12,203,639	2.05
	Emerson Electric Co	33,410	2,801,763	0.47
	Intel Corp	505,581	10,399,801	1.75
	Motorola, Inc	168,755	4,218,875	0.71
	Qualcomm, Inc	145,686	5,295,686	0.89
	Texas Instruments, Inc	135,362	4,500,787	0.75
	Other		20,573,406	3.45

			65,683,855	11.03

	ENGINEERING AND MANAGEMENT SERVICES		6,530,120	1.10

	FABRICATED METAL PRODUCTS		2,792,817	0.47

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	117,175	5,235,379	0.88
	PepsiCo, Inc	143,651	9,374,664	1.57
	Other		7,298,827	1.23

			21,908,870	3.68

	FOOD STORES		1,061,640	0.18

	FORESTRY		22,831	0.00	**

	FURNITURE AND FIXTURES		1,799,405	0.30

	FURNITURE AND HOME FURNISHINGS STORES		1,957,323	0.33

	GENERAL BUILDING CONTRACTORS		1,999,368	0.34

	GENERAL MERCHANDISE STORES
	Target Corp	75,389	4,165,242	0.70
	Wal-Mart Stores, Inc	213,703	10,539,832	1.77
	Other		4,632,812	0.78

			19,337,886	3.25

	HEALTH SERVICES		13,343,451	2.24

	HOLDING AND OTHER INVESTMENT OFFICES		7,153,244	1.20

	HOTELS AND OTHER LODGING PLACES		5,097,218	0.86

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	65,463	4,871,756	0.82
	Caterpillar, Inc	58,088	3,822,190	0.64
*	Dell, Inc	200,495	4,579,306	0.77
d	General Electric Co	439,303	15,507,396	2.60
	Hewlett-Packard Co	147,578	5,414,637	0.91
	International Business Machines Corp	122,459	10,034,290	1.69
	Other		18,011,799	3.02

			62,241,374	10.45

148 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	228,057	$14,810,022	2.49%
	Medtronic, Inc	104,881	4,870,674	0.82
	Other		21,460,931	3.60

			41,141,627	6.91

	INSURANCE AGENTS, BROKERS AND SERVICE		375,420	0.06

	INSURANCE CARRIERS
	UnitedHealth Group, Inc	117,001	5,756,449	0.97
	Other		8,075,618	1.35

			13,832,067	2.32

	JUSTICE, PUBLIC ORDER AND SAFETY		141,211	0.02

	LEATHER AND LEATHER PRODUCTS		1,151,334	0.19

	METAL MINING		2,130,689	0.36

	MISCELLANEOUS MANUFACTURING INDUSTRIES		339,497	0.06

	MISCELLANEOUS RETAIL
	Walgreen Co	87,775	3,896,332	0.66
	Other		9,120,904	1.53

			13,017,236	2.19

	MOTION PICTURES
	News Corp (Class A)	135,698	2,666,466	0.45
	Other		2,829,080	0.47

			5,495,546	0.92

	NONDEPOSITORY INSTITUTIONS
	American Express Co	94,045	5,274,044	0.89
	Other		4,670,911	0.78

			9,944,955	1.67

	NONMETALLIC MINERALS, EXCEPT FUELS		834,752	0.14

	OIL AND GAS EXTRACTION		13,786,869	2.31

	PAPER AND ALLIED PRODUCTS		1,678,965	0.28

	PERSONAL SERVICES		1,302,760	0.22

	PETROLEUM AND COAL PRODUCTS		3,283,453	0.55

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	135,393	3,304,943	0.56
	Other		2,610,677	0.43

			5,915,620	0.99

	PRINTING AND PUBLISHING		3,271,906	0.55

	RAILROAD TRANSPORTATION		4,835,171	0.81

	REAL ESTATE		1,332,620	0.22

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		881,476	0.15

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 149

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	25,073	$4,241,599	0.71%
	Other		13,341,665	2.24

			17,583,264	2.95

	SPECIAL TRADE CONTRACTORS		81,670	0.01

	STONE, CLAY, AND GLASS PRODUCTS		690,117	0.12

	TOBACCO PRODUCTS
	Altria Group, Inc	82,334	6,302,668	1.06
	Other		433,431	0.07

			6,736,099	1.13

	TRANSPORTATION BY AIR
	FedEx Corp	26,509	2,880,998	0.48
	Other		1,460,905	0.25

			4,341,903	0.73

	TRANSPORTATION EQUIPMENT
	Boeing Co	69,483	5,478,735	0.92
	Lockheed Martin Corp	31,761	2,733,352	0.46
	United Technologies Corp	80,353	5,090,363	0.86
	Other		6,640,261	1.11

			19,942,711	3.35

	TRANSPORTATION SERVICES		1,596,468	0.27

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	55,948	4,024,899	0.68
	Other		664,336	0.11

			4,689,235	0.79

	WATER TRANSPORTATION		135,659	0.02

	WHOLESALE TRADE-DURABLE GOODS		1,789,045	0.30

	WHOLESALE TRADE-NONDURABLE GOODS		7,201,030	1.21

	TOTAL COMMON STOCKS	(Cost $550,899,146)	593,765,362	99.69

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		1,260,000	0.21

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,259,834)	1,260,000	0.21

150 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $552,158,980)	$595,025,362	99.90%
OTHER ASSETS & LIABILITIES, NET		612,294	0.10

NET ASSETS		$595,637,656	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.750% and mature 10/02/06

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts in the amount of $180,030.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 151

Large-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$496,631	0.09%

	APPAREL AND ACCESSORY STORES		773,990	0.14

	APPAREL AND OTHER TEXTILE PRODUCTS		1,175,707	0.21

	AUTO REPAIR, SERVICES AND PARKING		263,465	0.05

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		359,693	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES		689,574	0.12

	BUSINESS SERVICES		7,986,635	1.44

	CHEMICALS AND ALLIED PRODUCTS
	Bristol-Myers Squibb Co	87,926	2,191,116	0.39
	Dow Chemical Co	79,175	3,086,242	0.56
	Merck & Co, Inc	124,468	5,215,209	0.94
	Pfizer, Inc	604,368	17,139,876	3.08
	Procter & Gamble Co	214,574	13,299,297	2.39
	Wyeth	43,389	2,205,897	0.40
	Other		11,422,031	2.06

			54,559,668	9.82

	COMMUNICATIONS
	AT&T, Inc	319,671	10,408,488	1.87
	BellSouth Corp	148,695	6,356,711	1.15
*	Comcast Corp (Class A)	79,610	2,933,629	0.53
	Sprint Nextel Corp	182,046	3,122,089	0.56
	Verizon Communications, Inc	241,019	8,949,035	1.61
	Other		9,088,882	1.64

			40,858,834	7.36

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	376,456	20,166,748	3.63
	Citigroup, Inc	410,010	20,365,197	3.67
	JPMorgan Chase & Co	285,448	13,404,638	2.42
	SunTrust Banks, Inc	29,670	2,292,898	0.41
	US Bancorp	147,309	4,893,605	0.88
	Wachovia Corp	132,473	7,391,993	1.33
	Washington Mutual, Inc	78,366	3,406,570	0.61
	Wells Fargo & Co	235,692	8,527,337	1.54
	Other		26,546,501	4.78

			106,995,487	19.27

	EATING AND DRINKING PLACES
	McDonald’s Corp	103,062	4,031,785	0.73
	Other		447,084	0.08

			4,478,869	0.81

	EDUCATIONAL SERVICES		25,462	0.00	**

	ELECTRIC, GAS, AND SANITARY SERVICES
	Dominion Resources, Inc	28,912	2,211,479	0.40
	Duke Energy Corp	100,820	3,044,764	0.55

152 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
	Southern Co	61,312	$2,112,812	0.38%
	Other		27,326,924	4.92

			34,695,979	6.25

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		8,266,857	1.49

	ENGINEERING AND MANAGEMENT SERVICES		406,548	0.07

	FABRICATED METAL PRODUCTS		829,593	0.15

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	56,834	2,539,343	0.46
	Other		10,762,433	1.94

			13,301,776	2.40

	FOOD STORES		1,698,045	0.31

	FORESTRY		1,437,200	0.26

	FURNITURE AND FIXTURES		1,165,586	0.21

	FURNITURE AND HOME FURNISHINGS STORES		327,019	0.06

	GENERAL BUILDING CONTRACTORS		1,903,746	0.34

	GENERAL MERCHANDISE STORES		3,164,231	0.57

	HEALTH SERVICES
*	WellPoint, Inc	28,437	2,191,071	0.39
	Other		4,157,412	0.75

			6,348,483	1.14

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Value Index Fund	60,100	4,631,907	0.84
	Other		19,839,467	3.57

			24,471,374	4.41

	HOTELS AND OTHER LODGING PLACES		568,347	0.10

	INDUSTRIAL MACHINERY AND EQUIPMENT
d	General Electric Co	440,520	15,550,356	2.80
	Hewlett-Packard Co	90,815	3,332,002	0.60
	Other		6,463,808	1.16

			25,346,166	4.56

	INSTRUMENTS AND RELATED PRODUCTS		5,563,824	1.00

	INSURANCE AGENTS, BROKERS AND SERVICE
	Hartford Financial Services Group, Inc	24,954	2,164,760	0.39
	Other		2,323,370	0.42

			4,488,130	0.81

	INSURANCE CARRIERS
	Allstate Corp	52,755	3,309,321	0.60
	American International Group, Inc	158,040	10,471,730	1.89
	Metlife, Inc	37,381	2,118,755	0.38
	Prudential Financial, Inc	35,097	2,676,146	0.48

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 153

Large-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE CARRIERS—(continued)
St. Paul Travelers Cos, Inc	57,413	$2,692,096	0.48%
Other		19,450,270	3.50

		40,718,318	7.33

JUSTICE, PUBLIC ORDER AND SAFETY		70,887	0.01

LOCAL AND INTERURBAN PASSENGER TRANSIT		208,282	0.04

LUMBER AND WOOD PRODUCTS		161,760	0.03

METAL MINING		1,879,342	0.34

MISCELLANEOUS MANUFACTURING INDUSTRIES		1,548,994	0.28

MISCELLANEOUS RETAIL		2,238,366	0.40

MOTION PICTURES
Time Warner, Inc	305,229	5,564,325	1.00
Walt Disney Co	116,442	3,599,222	0.65
Other		3,059,569	0.55

		12,223,116	2.20

NONDEPOSITORY INSTITUTIONS
Fannie Mae	79,945	4,469,725	0.80
Other		6,803,055	1.23

		11,272,780	2.03

OIL AND GAS EXTRACTION		4,184,946	0.75

PAPER AND ALLIED PRODUCTS		4,012,031	0.72

PERSONAL SERVICES		225,869	0.04

PETROLEUM AND COAL PRODUCTS
Chevron Corp	182,454	11,833,966	2.13
ConocoPhillips	135,590	8,071,673	1.45
Devon Energy Corp	36,241	2,288,619	0.41
Exxon Mobil Corp	470,379	31,562,431	5.68
Marathon Oil Corp	29,911	2,300,156	0.42
Occidental Petroleum Corp	70,094	3,372,222	0.61
Valero Energy Corp	50,945	2,622,139	0.47
Other		6,187,543	1.12

		68,238,749	12.29

PRIMARY METAL INDUSTRIES		3,451,447	0.62

PRINTING AND PUBLISHING		3,092,862	0.56

RAILROAD TRANSPORTATION		2,424,131	0.44

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		537,242	0.10

SECURITY AND COMMODITY BROKERS
Lehman Brothers Holdings, Inc	38,470	2,841,394	0.51
Merrill Lynch & Co, Inc	62,023	4,851,439	0.87
Morgan Stanley	78,380	5,714,686	1.03
Other		5,513,532	1.00

		18,921,051	3.41

154 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

SPECIAL TRADE CONTRACTORS		$90,606	0.02%

STONE, CLAY, AND GLASS PRODUCTS		176,810	0.03

TOBACCO PRODUCTS
Altria Group, Inc	94,201	7,211,087	1.30
Other		1,609,413	0.29

		8,820,500	1.59

TRANSPORTATION BY AIR		796,844	0.14

TRANSPORTATION EQUIPMENT
General Dynamics Corp	33,430	2,395,928	0.43
Other		7,799,438	1.40

		10,195,366	1.83

TRANSPORTATION SERVICES		328,123	0.06

TRUCKING AND WAREHOUSING		235,054	0.04

WATER TRANSPORTATION		313,108	0.06

WHOLESALE TRADE-DURABLE GOODS		1,320,759	0.24

WHOLESALE TRADE-NONDURABLE GOODS		1,604,338	0.29

TOTAL COMMON STOCKS	(Cost $476,399,885)	551,938,600	99.40

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$2,330,000	2,330,000	0.42

TOTAL SHORT-TERM INVESTMENTS	(Cost $2,329,693)	2,330,000	0.42

TOTAL PORTFOLIO	(Cost $478,729,578)	554,268,600	99.82
OTHER ASSETS & LIABILITIES, NET		1,023,015	0.18

NET ASSETS		$555,291,615	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts in the amount of $134,140.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 155

Equity Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$23,736	0.00	%**

	AGRICULTURAL PRODUCTION-LIVESTOCK		63,941	0.01

	AMUSEMENT AND RECREATION SERVICES		1,292,218	0.20

	APPAREL AND ACCESSORY STORES		4,601,160	0.72

	APPAREL AND OTHER TEXTILE PRODUCTS		1,236,663	0.19

	AUTO REPAIR, SERVICES AND PARKING		389,535	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,221,737	0.19

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	91,825	3,330,493	0.52
	Other		2,439,269	0.38

			5,769,762	0.90

	BUSINESS SERVICES
*	Google, Inc (Class A)	9,075	3,647,243	0.57
	Microsoft Corp	385,030	10,522,895	1.64
*	Oracle Corp	172,295	3,056,513	0.47
	Other		27,939,563	4.35

			45,166,214	7.03

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	66,236	3,216,420	0.50
*	Amgen, Inc	51,116	3,656,327	0.57
	Eli Lilly & Co	42,668	2,432,076	0.38
	Merck & Co, Inc	94,606	3,963,991	0.62
	Pfizer, Inc	317,728	9,010,766	1.41
	Procter & Gamble Co	142,183	8,812,502	1.37
	Wyeth	58,334	2,965,701	0.46
	Other		27,494,499	4.28

			61,552,282	9.59

	COAL MINING		1,066,832	0.17

	COMMUNICATIONS
	AT&T, Inc	168,585	5,489,128	0.86
	BellSouth Corp	78,424	3,352,626	0.52
*	Comcast Corp (Class A)	84,367	3,108,924	0.49
	Verizon Communications, Inc	126,646	4,702,366	0.73
	Other		13,696,881	2.13

			30,349,925	4.73

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	197,968	10,605,146	1.65
	Citigroup, Inc	215,609	10,709,299	1.67
	JPMorgan Chase & Co	150,514	7,068,137	1.10
	US Bancorp	77,178	2,563,853	0.40
	Wachovia Corp	69,747	3,891,883	0.61
	Wells Fargo & Co	145,738	5,272,801	0.82

156 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	DEPOSITORY INSTITUTIONS—(continued)
	Other		$26,378,608	4.11%

			66,489,727	10.36

	EATING AND DRINKING PLACES		6,059,771	0.94

	EDUCATIONAL SERVICES		803,113	0.13

	ELECTRIC, GAS, AND SANITARY SERVICES		26,064,665	4.06

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	36,749	2,830,775	0.44
*	Cisco Systems, Inc	264,511	6,083,753	0.95
	Intel Corp	252,091	5,185,512	0.81
	Motorola, Inc	107,045	2,676,125	0.41
	Qualcomm, Inc	72,564	2,637,701	0.41
	Other		21,691,989	3.38

			41,105,855	6.40

	ENGINEERING AND MANAGEMENT SERVICES		4,710,037	0.73

	ENVIRONMENTAL QUALITY AND HOUSING		19,996	0.00	**

	FABRICATED METAL PRODUCTS		2,419,675	0.38

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	88,398	3,949,623	0.61
	PepsiCo, Inc	71,710	4,679,795	0.73
	Other		9,927,054	1.55

			18,556,472	2.89

	FOOD STORES		1,627,142	0.25

	FORESTRY		773,351	0.12

	FURNITURE AND FIXTURES		1,943,515	0.30

	FURNITURE AND HOME FURNISHINGS STORES		1,318,205	0.21

	GENERAL BUILDING CONTRACTORS		2,262,173	0.35

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	106,787	5,266,735	0.82
	Other		6,277,924	0.98

			11,544,659	1.80

	HEALTH SERVICES		10,877,897	1.69

	HEAVY CONSTRUCTION, EXCEPT BUILDING		96,506	0.02

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 3000 Index Fund	41,500	3,190,935	0.49
	Other		17,064,355	2.66

			20,255,290	3.15

	HOTELS AND OTHER LODGING PLACES		3,201,438	0.50

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 157

Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	32,738	$2,436,362	0.38%
d	General Electric Co	451,076	15,922,983	2.48
	Hewlett-Packard Co	121,375	4,453,249	0.70
	International Business Machines Corp	67,334	5,517,348	0.86
	Other		18,076,266	2.81

			46,406,208	7.23

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	128,561	8,348,816	1.30
	Medtronic, Inc	52,251	2,426,536	0.38
	Other		15,769,905	2.45

			26,545,257	4.13

	INSURANCE AGENTS, BROKERS AND SERVICE		2,718,203	0.42

	INSURANCE CARRIERS
	American International Group, Inc	95,548	6,331,076	0.99
	UnitedHealth Group, Inc	58,184	2,862,653	0.44
	Other		20,520,960	3.20

			29,714,689	4.63

	JUSTICE, PUBLIC ORDER AND SAFETY		130,813	0.02

	LEATHER AND LEATHER PRODUCTS		814,559	0.13

	LEGAL SERVICES		62,627	0.01

	LOCAL AND INTERURBAN PASSENGER TRANSIT		110,905	0.02

	LUMBER AND WOOD PRODUCTS		202,518	0.03

	METAL MINING		2,251,452	0.35

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,304,018	0.20

	MISCELLANEOUS RETAIL		8,311,391	1.29

	MOTION PICTURES
	Time Warner, Inc	172,707	3,148,449	0.49
	Walt Disney Co	95,213	2,943,040	0.46
	Other		3,319,491	0.52

			9,410,980	1.47

	NONDEPOSITORY INSTITUTIONS
	American Express Co	47,023	2,637,050	0.41
	Other		8,741,684	1.36

			11,378,734	1.77

	NONMETALLIC MINERALS, EXCEPT FUELS		467,103	0.07

	OIL AND GAS EXTRACTION		10,853,815	1.69

	PAPER AND ALLIED PRODUCTS		3,368,573	0.52

	PERSONAL SERVICES		969,269	0.15

158 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

PETROLEUM AND COAL PRODUCTS
Chevron Corp	96,121	$6,234,408	0.97%
ConocoPhillips	71,500	4,256,395	0.67
Exxon Mobil Corp	262,458	17,610,932	2.74
Other		9,636,720	1.50

		37,738,455	5.88

PRIMARY METAL INDUSTRIES		5,995,628	0.93

PRINTING AND PUBLISHING		4,000,655	0.62

RAILROAD TRANSPORTATION		3,813,951	0.59

REAL ESTATE		831,932	0.13

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		952,295	0.15

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	16,554	2,800,440	0.44
Merrill Lynch & Co, Inc	39,891	3,120,274	0.49
Morgan Stanley	46,416	3,384,191	0.53
Other		9,925,534	1.54

		19,230,439	3.00

SOCIAL SERVICES		106,783	0.02

SPECIAL TRADE CONTRACTORS		313,912	0.05

STONE, CLAY, AND GLASS PRODUCTS		500,315	0.08

TEXTILE MILL PRODUCTS		34,821	0.01

TOBACCO PRODUCTS
Altria Group, Inc	90,388	6,919,201	1.08
Other		1,165,223	0.18

		8,084,424	1.26

TRANSPORTATION BY AIR		3,037,464	0.47

TRANSPORTATION EQUIPMENT
Boeing Co	34,574	2,726,160	0.43
United Technologies Corp	43,711	2,769,092	0.43
Other		10,902,395	1.70

		16,397,647	2.56

TRANSPORTATION SERVICES		1,151,106	0.18

TRUCKING AND WAREHOUSING		2,809,705	0.44

WATER TRANSPORTATION		416,573	0.07

WHOLESALE TRADE-DURABLE GOODS		2,294,872	0.36

WHOLESALE TRADE-NONDURABLE GOODS		5,077,111	0.79

TOTAL COMMON STOCKS	(Cost $478,224,425)	640,672,694	99.79

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 159

Equity Index Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$840,000	0.13%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $839,889)	840,000	0.13

	TOTAL PORTFOLIO	(Cost $479,064,314)	641,512,694	99.92
	OTHER ASSETS & LIABILITIES, NET		537,779	0.08

	NET ASSETS		$642,050,473	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.750% and mature 10/02/06

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $77,660.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

160 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments September 30, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$948,620	0.10%

	APPAREL AND ACCESSORY STORES		3,862,267	0.41

	APPAREL AND OTHER TEXTILE PRODUCTS		1,101,431	0.12

	AUTO REPAIR, SERVICES AND PARKING		235,661	0.03

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		649,340	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	159,070	5,769,469	0.62
	Other		3,774,557	0.40

			9,544,026	1.02

	BUSINESS SERVICES
*	Google, Inc (Class A)	16,410	6,595,179	0.71
	Microsoft Corp	665,552	18,189,536	1.95
*	Oracle Corp	310,930	5,515,898	0.59
	Other		28,639,992	3.07

			58,940,605	6.32

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	117,671	5,714,104	0.61
*	Amgen, Inc	90,220	6,453,437	0.69
	Merck & Co, Inc	167,720	7,027,468	0.75
	Pfizer, Inc	561,850	15,934,066	1.71
	Procter & Gamble Co	244,642	15,162,911	1.63
	Wyeth	103,730	5,273,633	0.57
	Other		38,112,890	4.08

			93,678,509	10.04

	COAL MINING		456,912	0.05

	COMMUNICATIONS
	AT&T, Inc	299,333	9,746,282	1.04
	BellSouth Corp	139,950	5,982,863	0.64
*	Comcast Corp (Class A)	161,316	5,944,495	0.64
	Verizon Communications, Inc	223,420	8,295,585	0.89
	Other		12,614,227	1.35

			42,583,452	4.56

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	348,703	18,680,020	2.00
	Citigroup, Inc	380,920	18,920,296	2.03
	JPMorgan Chase & Co	267,266	12,550,811	1.34
	US Bancorp	136,940	4,549,147	0.49
	Wachovia Corp	125,004	6,975,223	0.75
	Wells Fargo & Co	259,460	9,387,263	1.00
	Other		30,030,010	3.22

			101,092,770	10.83

	EATING AND DRINKING PLACES		7,842,948	0.84

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 161

S&P 500 Index Fund |	Summary portfolio of investments September 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	EDUCATIONAL SERVICES		$529,330	0.06%

	ELECTRIC, GAS, AND SANITARY SERVICES		34,492,400	3.70

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	65,520	5,047,006	0.54
*	Cisco Systems, Inc	470,244	10,815,612	1.16
	Intel Corp	443,920	9,131,434	0.98
	Motorola, Inc	188,691	4,717,275	0.51
	Qualcomm, Inc	126,800	4,609,180	0.49
	Other		26,044,291	2.79

			60,364,798	6.47

	ENGINEERING AND MANAGEMENT SERVICES		3,468,822	0.37

	FABRICATED METAL PRODUCTS		1,964,501	0.21

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	157,040	7,016,547	0.75
	PepsiCo, Inc	127,020	8,289,325	0.89
	Other		14,563,799	1.56

			29,869,671	3.20

	FOOD STORES		2,424,833	0.26

	FORESTRY		1,165,993	0.12

	FURNITURE AND FIXTURES		2,265,536	0.24

	FURNITURE AND HOME FURNISHINGS STORES		1,115,934	0.12

	GENERAL BUILDING CONTRACTORS		2,257,779	0.24

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	189,430	9,342,688	1.00
	Other		10,389,288	1.11

			19,731,976	2.11

	HEALTH SERVICES		14,535,126	1.56

	HOLDING AND OTHER INVESTMENT OFFICES		14,210,552	1.52

	HOTELS AND OTHER LODGING PLACES		3,246,078	0.35

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	58,040	4,319,337	0.46
d	General Electric Co	795,410	28,077,973	3.01
	Hewlett-Packard Co	210,830	7,735,353	0.83
	International Business Machines Corp	117,250	9,607,465	1.03
	Other		22,736,403	2.44

			72,476,531	7.77

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	225,150	14,621,241	1.57
	Other		23,414,964	2.51

			38,036,205	4.08

	INSURANCE AGENTS, BROKERS AND SERVICE		4,057,880	0.43

162 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

S&P 500 Index Fund |	Summary portfolio of investments September 30, 2006	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

INSURANCE CARRIERS
American International Group, Inc	200,220	$13,266,577	1.42%
UnitedHealth Group, Inc	103,780	5,105,976	0.55
Other		30,293,978	3.24

		48,666,531	5.21

LEATHER AND LEATHER PRODUCTS		1,004,824	0.11

LUMBER AND WOOD PRODUCTS		149,409	0.02

METAL MINING		3,611,627	0.39

MISCELLANEOUS MANUFACTURING INDUSTRIES
Tyco International Ltd	155,300	4,346,847	0.46
Other		1,741,684	0.19

		6,088,531	0.65

MISCELLANEOUS RETAIL		11,763,843	1.26

MOTION PICTURES
Time Warner, Inc	313,520	5,715,470	0.61
Walt Disney Co	161,060	4,978,365	0.54
Other		5,234,962	0.56

		15,928,797	1.71

NONDEPOSITORY INSTITUTIONS
American Express Co	93,650	5,251,892	0.56
Other		13,591,244	1.46

		18,843,136	2.02

NONMETALLIC MINERALS, EXCEPT FUELS		595,482	0.06

OIL AND GAS EXTRACTION
Schlumberger Ltd	91,170	5,655,275	0.61
Other		13,638,492	1.46

		19,293,767	2.07

PAPER AND ALLIED PRODUCTS		4,472,823	0.48

PERSONAL SERVICES		956,689	0.10

PETROLEUM AND COAL PRODUCTS
Chevron Corp	169,385	10,986,311	1.18
ConocoPhillips	126,929	7,556,083	0.81
Exxon Mobil Corp	458,050	30,735,155	3.29
Other		15,123,743	1.62

		64,401,292	6.90

PRIMARY METAL INDUSTRIES		7,032,558	0.75

PRINTING AND PUBLISHING		4,526,135	0.49

RAILROAD TRANSPORTATION		6,383,905	0.68

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,131,375	0.12

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	33,200	5,616,444	0.60
Merrill Lynch & Co, Inc	68,300	5,342,426	0.57

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 163

S&P 500 Index Fund |	Summary portfolio of investments September 30, 2006	concluded

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	SECURITY AND COMMODITY BROKERS—(continued)
	Morgan Stanley	82,590	$6,021,637	0.65%
	Other		12,622,773	1.35

			29,603,280	3.17

	TOBACCO PRODUCTS
	Altria Group, Inc	161,320	12,349,046	1.32
	Other		1,487,930	0.16

			13,836,976	1.48

	TRANSPORTATION BY AIR		3,577,451	0.38

	TRANSPORTATION EQUIPMENT
	Boeing Co	61,270	4,831,140	0.52
	United Technologies Corp	77,920	4,936,232	0.53
	Other		16,244,017	1.74

			26,011,389	2.79

	TRANSPORTATION SERVICES		233,900	0.03

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	83,320	5,994,041	0.64

			5,994,041	0.64

	WATER TRANSPORTATION		1,612,659	0.17

	WHOLESALE TRADE-DURABLE GOODS		757,772	0.08

	WHOLESALE TRADE-NONDURABLE GOODS		6,877,198	0.74

	TOTAL COMMON STOCKS	(Cost $825,307,659)	930,505,876	99.70

	ISSUER

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		3,240,000	0.35

	TOTAL SHORT-TERM INVESTMENTS	(Cost $3,239,572)	3,240,000	0.35

	TOTAL PORTFOLIO	(Cost $828,547,231)	933,745,876	100.05
	OTHER ASSETS & LIABILITIES, NET		(461,686)	(0.05)

	NET ASSETS		$933,284,190	100.00%

*	Non-income producing

+	Notes have a rate of 4.750% and mature 10/02/06.

d	All or a portion of these securities have beeen segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $155,320.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

164 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES
	Harrah’s Entertainment, Inc	3,061	$203,342	0.44%
	Other		89,825	0.19

			293,167	0.63

	APPAREL AND ACCESSORY STORES
	Limited Brands, Inc	7,690	203,708	0.44
	Nordstrom, Inc	5,316	224,867	0.49
	Other		632,626	1.36

			1,061,201	2.29

	APPAREL AND OTHER TEXTILE PRODUCTS		88,431	0.19

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		436,099	0.94

	BUILDING MATERIALS AND GARDEN SUPPLIES		193,271	0.42

	BUSINESS SERVICES
*	Cognizant Technology Solutions Corp	3,164	234,326	0.51
*	Electronic Arts, Inc	6,858	381,853	0.82
*	Intuit, Inc	7,860	252,227	0.54
	Other		3,908,757	8.43

			4,777,163	10.30

	CHEMICALS AND ALLIED PRODUCTS
	Avon Products, Inc	10,152	311,260	0.67
*	Forest Laboratories, Inc	7,347	371,832	0.80
	Other		2,079,227	4.49

			2,762,319	5.96

	COAL MINING		265,616	0.57

	COMMUNICATIONS

*	American Tower Corp (Class A)	9,465	345,472	0.74
*	Liberty Media Holding Corp (Interactive)	12,189	248,412	0.54
*	NII Holdings, Inc (Class B)	3,142	195,307	0.42
	Other		1,163,572	2.51

			1,952,763	4.21

	DEPOSITORY INSTITUTIONS
	Northern Trust Corp	4,643	271,290	0.59
	Other		590,021	1.27

			861,311	1.86

	EATING AND DRINKING PLACES
	Yum! Brands, Inc	6,139	319,535	0.69
	Other		470,734	1.01

			790,269	1.70

	EDUCATIONAL SERVICES		310,899	0.67

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 165

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	14,848	$302,751	0.65%
	El Paso Corp	14,819	202,131	0.44
	Kinder Morgan, Inc	2,401	251,745	0.54
	Williams Cos, Inc	10,193	243,307	0.52
	Other		644,018	1.39

			1,643,952	3.54

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	8,142	239,293	0.52
	Linear Technology Corp	6,896	214,604	0.46
	Maxim Integrated Products, Inc	7,221	202,693	0.44
*	Network Appliance, Inc	8,445	312,549	0.67
*	Nvidia Corp	7,946	235,122	0.51
	Rockwell Collins, Inc	3,847	210,969	0.45
	Other		2,987,080	6.44

			4,402,310	9.49

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	7,834	339,212	0.73
	Paychex, Inc	7,588	279,618	0.60
	Quest Diagnostics, Inc	3,567	218,158	0.47
	Other		496,790	1.08

			1,333,778	2.88

	FABRICATED METAL PRODUCTS		225,573	0.49

	FOOD AND KINDRED PRODUCTS
	Wrigley (Wm.) Jr Co	5,332	245,592	0.53
	Other		854,223	1.84

			1,099,815	2.37

	FOOD STORES		274,748	0.59

	FORESTRY		5,216	0.01

	FURNITURE AND FIXTURES		286,471	0.62

	FURNITURE AND HOME FURNISHINGS STORES
*	Bed Bath & Beyond, Inc	6,362	243,410	0.52
	Other		261,009	0.57

			504,419	1.09

	GENERAL BUILDING CONTRACTORS		508,261	1.10

	GENERAL MERCHANDISE STORES
	JC Penney Co, Inc	5,294	362,057	0.78
	TJX Cos, Inc	10,335	289,690	0.62
	Other		145,652	0.32

			797,399	1.72

	HEALTH SERVICES
*	Express Scripts, Inc	2,589	195,444	0.42
	Other		1,290,803	2.78

			1,486,247	3.20

166 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES		$1,053,596	2.27%

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	8,741	243,437	0.53
	Starwood Hotels & Resorts Worldwide, Inc	4,070	232,763	0.50
	Other		312,050	0.67

			788,250	1.70

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Dover Corp	4,106	194,789	0.42
	International Game Technology	7,649	317,433	0.68
	Rockwell Automation, Inc	3,997	232,226	0.50
*	SanDisk Corp	4,431	237,236	0.51
	Other		2,481,283	5.36

			3,462,967	7.47

	INSTRUMENTS AND RELATED PRODUCTS
	Allergan, Inc	3,372	379,721	0.82
*	St. Jude Medical, Inc	8,140	287,261	0.62
	Other		2,003,287	4.32

			2,670,269	5.76

	INSURANCE AGENTS, BROKERS AND SERVICE		97,913	0.21

	INSURANCE CARRIERS
*	Humana, Inc	3,712	245,326	0.53
	Other		368,016	0.79

			613,342	1.32

	JUSTICE, PUBLIC ORDER AND SAFETY		40,482	0.09

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	8,678	298,523	0.64

			298,523	0.64

	METAL MINING		166,160	0.36

	MISCELLANEOUS MANUFACTURING INDUSTRIES		86,827	0.19

	MISCELLANEOUS RETAIL
*	Amazon.com, Inc	7,035	225,964	0.49
*	Office Depot, Inc	6,491	257,693	0.56
	Other		461,147	0.99

			944,804	2.04

	MOTION PICTURES		68,536	0.15

	NONDEPOSITORY INSTITUTIONS		117,034	0.25

	NONMETALLIC MINERALS, EXCEPT FUELS		217,254	0.47

	OIL AND GAS EXTRACTION
	BJ Services Co	6,789	204,553	0.44
*	National Oilwell Varco, Inc	3,678	215,347	0.46
	Other		1,614,722	3.49

			2,034,622	4.39

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 167

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PAPER AND ALLIED PRODUCTS		$41,969	0.09%

	PERSONAL SERVICES		335,149	0.72

	PETROLEUM AND COAL PRODUCTS		176,039	0.38

	PRIMARY METAL INDUSTRIES		456,797	0.98

	PRINTING AND PUBLISHING		360,478	0.78

	RAILROAD TRANSPORTATION		173,447	0.37

	REAL ESTATE		351,277	0.76

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		230,020	0.50

	SECURITY AND COMMODITY BROKERS
*	E*Trade Financial Corp	8,878	212,362	0.46
	T Rowe Price Group, Inc	5,996	286,909	0.62
	Other		1,138,574	2.45

			1,637,845	3.53

	SPECIAL TRADE CONTRACTORS		20,417	0.04

	STONE, CLAY, AND GLASS PRODUCTS		168,194	0.36

	TOBACCO PRODUCTS		112,840	0.24

	TRANSPORTATION BY AIR		375,486	0.81

	TRANSPORTATION EQUIPMENT
	Harley-Davidson, Inc	6,059	380,202	0.82
	Textron, Inc	2,748	240,450	0.52
	Other		826,371	1.78

			1,447,023	3.12

	TRANSPORTATION SERVICES
	Expeditors International Washington, Inc	4,804	214,162	0.46
	Other		197,759	0.43

			411,921	0.89

	TRUCKING AND WAREHOUSING		174,312	0.38

	WATER TRANSPORTATION		35,842	0.08

	WHOLESALE TRADE-DURABLE GOODS		465,026	1.00

	WHOLESALE TRADE-NONDURABLE GOODS		402,989	0.87

	TOTAL COMMON STOCKS	(Cost $38,753,153)	46,398,348	100.05

168 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $38,753,153)	$46,398,348	100.05%
OTHER ASSETS & LIABILITIES, NET		(22,632)	(0.05)

NET ASSETS		$46,375,716	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 169

Mid-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$264,293	0.33%

	APPAREL AND ACCESSORY STORES		204,321	0.26

	APPAREL AND OTHER TEXTILE PRODUCTS		614,429	0.77

	AUTO REPAIR, SERVICES AND PARKING		138,502	0.17

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		184,629	0.23

	BUILDING MATERIALS AND GARDEN SUPPLIES		103,695	0.13

	BUSINESS SERVICES
	CA, Inc	16,584	392,875	0.50
	Other		2,397,524	3.00

			2,790,399	3.50

	CHEMICALS AND ALLIED PRODUCTS
	Air Products & Chemicals, Inc	8,532	566,269	0.71
	Clorox Co	6,501	409,563	0.52
	PPG Industries, Inc	6,235	418,244	0.53
	Other		2,574,090	3.22

			3,968,166	4.98

	COMMUNICATIONS
*	Liberty Media Holding Corp (Capital)	6,056	506,100	0.64
*	Qwest Communications International, Inc	67,972	592,716	0.75
	Other		1,884,512	2.36

			2,983,328	3.75

	DEPOSITORY INSTITUTIONS
	AmSouth Bancorp	14,927	433,480	0.55
	Comerica, Inc	7,007	398,838	0.50
	Keycorp	17,435	652,766	0.82
	M&T Bank Corp	3,246	389,390	0.49
	Marshall & Ilsley Corp	10,918	526,029	0.66
	North Fork Bancorporation, Inc	20,063	574,604	0.73
	Sovereign Bancorp, Inc	16,917	363,885	0.46
	Zions Bancorporation	4,571	364,812	0.46
	Other		4,199,091	5.26

			7,902,895	9.93

	EATING AND DRINKING PLACES		233,415	0.29

	EDUCATIONAL SERVICES		12,156	0.02

	ELECTRIC, GAS, AND SANITARY SERVICES
	Ameren Corp	8,852	467,297	0.59
	American Electric Power Co, Inc	16,984	617,708	0.78
	Consolidated Edison, Inc	10,599	489,674	0.62
	Constellation Energy Group, Inc	6,733	398,594	0.50
	Edison International	14,046	584,875	0.74
d	Entergy Corp	8,962	701,097	0.88
	PG&E Corp	14,969	623,459	0.79
	PPL Corp	16,414	540,021	0.68

170 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
Progress Energy, Inc	10,912	$495,187	0.62%
Sempra Energy	11,169	561,242	0.71
Other		6,296,156	7.88

		11,775,310	14.79

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
L-3 Communications Holdings, Inc	4,880	382,250	0.48
Other		2,489,013	3.13

		2,871,263	3.61

ENGINEERING AND MANAGEMENT SERVICES		216,546	0.27

FABRICATED METAL PRODUCTS		445,676	0.56

FOOD AND KINDRED PRODUCTS
ConAgra Foods, Inc	22,404	548,450	0.69
Other		2,246,891	2.82

		2,795,341	3.51

FOOD STORES
Kroger Co	27,281	631,282	0.80
Other		261,721	0.32

		893,003	1.12

FORESTRY		116,878	0.15

FURNITURE AND FIXTURES		358,876	0.45

FURNITURE AND HOME FURNISHINGS STORES		184,252	0.23

GENERAL BUILDING CONTRACTORS		985,105	1.24

GENERAL MERCHANDISE STORES		382,403	0.48

HEALTH SERVICES
Cigna Corp	4,780	556,010	0.70
Other		1,016,087	1.27

		1,572,097	1.97

HOLDING AND OTHER INVESTMENT OFFICES
Archstone-Smith Trust	9,215	501,665	0.63
AvalonBay Communities, Inc	3,199	385,160	0.49
Boston Properties, Inc	4,920	508,433	0.64
Equity Office Properties Trust	15,790	627,810	0.79
Equity Residential	12,564	635,487	0.80
Host Marriott Corp	22,320	511,798	0.64
iShares Russell Midcap Value Index Fund	4,615	628,240	0.79
Kimco Realty Corp	9,121	391,017	0.49
Prologis	10,562	602,668	0.76
Vornado Realty Trust	5,265	573,885	0.72
Other		5,023,537	6.30

		10,389,700	13.05

HOTELS AND OTHER LODGING PLACES		91,561	0.12

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 171

Mid-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Eaton Corp	6,477	$445,941	0.56%
	Other		1,429,622	1.80

			1,875,563	2.36

	INSTRUMENTS AND RELATED PRODUCTS
*	Xerox Corp	39,607	616,285	0.77
	Other		1,342,961	1.69

			1,959,246	2.46

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	13,745	465,543	0.58
	Other		76,356	0.10

			541,899	0.68

	INSURANCE CARRIERS		5,383,021	6.76

	JUSTICE, PUBLIC ORDER AND SAFETY		36,892	0.05

	LOCAL AND INTERURBAN PASSENGER TRANSIT		94,370	0.12

	LUMBER AND WOOD PRODUCTS		88,651	0.11

	METAL MINING		200,684	0.25

	MISCELLANEOUS MANUFACTURING INDUSTRIES		813,307	1.02

	MISCELLANEOUS RETAIL		497,235	0.62

	MOTION PICTURES		139,213	0.17

	NONDEPOSITORY INSTITUTIONS
	CIT Group, Inc	8,591	417,780	0.52
	Other		437,902	0.55

			855,682	1.07

	OIL AND GAS EXTRACTION
	Chesapeake Energy Corp	16,095	466,433	0.59
	Other		853,801	1.07

			1,320,234	1.66

	PAPER AND ALLIED PRODUCTS		805,518	1.01

	PERSONAL SERVICES		122,447	0.15

	PETROLEUM AND COAL PRODUCTS
	Hess Corp	10,436	432,259	0.54
	Murphy Oil Corp	8,045	382,540	0.48
	Other		1,152,458	1.45

			1,967,257	2.47

	PRIMARY METAL INDUSTRIES		514,221	0.65

	PRINTING AND PUBLISHING
	Gannett Co, Inc	10,250	582,508	0.73
	Other		1,039,010	1.31

			1,621,518	2.04

172 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

RAILROAD TRANSPORTATION		$372,070	0.47%

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		269,816	0.34

SECURITY AND COMMODITY BROKERS
Ameriprise Financial, Inc	9,263	434,435	0.55
Other		1,042,056	1.30

		1,476,491	1.85

SPECIAL TRADE CONTRACTORS		41,931	0.05

STONE, CLAY, AND GLASS PRODUCTS		89,393	0.11

TOBACCO PRODUCTS		394,785	0.50

TRANSPORTATION BY AIR		411,604	0.52

TRANSPORTATION EQUIPMENT
Ford Motor Co	77,323	625,543	0.79
Other		1,103,930	1.38

		1,729,473	2.17

TRANSPORTATION SERVICES		169,618	0.21

TRUCKING AND WAREHOUSING		123,995	0.16

WATER TRANSPORTATION		167,627	0.21

WHOLESALE TRADE-DURABLE GOODS		699,492	0.88

WHOLESALE TRADE-NONDURABLE GOODS
Safeway, Inc	19,415	589,245	0.74
Other		252,133	0.32

		841,378	1.06

TOTAL COMMON STOCKS	(Cost $67,152,932)	78,102,870	98.09

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Banks (FHLB) 4.750%, 10/02/06	$1,600,000	1,600,000	2.01

TOTAL SHORT-TERM INVESTMENTS	(Cost $1,599,789)	1,600,000	2.01

TOTAL PORTFOLIO	(Cost $68,752,721)	79,702,870	100.10
OTHER ASSETS & LIABILITIES, NET		(83,056)	(0.10)

NET ASSETS		$79,619,814	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $70,407.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 173

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$533,834	0.49%

	APPAREL AND ACCESSORY STORES		1,426,337	1.31

	APPAREL AND OTHER TEXTILE PRODUCTS		495,555	0.46

	AUTO REPAIR, SERVICES AND PARKING		83,050	0.08

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		656,641	0.60

	BUILDING MATERIALS AND GARDEN SUPPLIES		308,964	0.28

	BUSINESS SERVICES
*	Electronic Arts, Inc	8,387	466,988	0.43
	Electronic Data Systems Corp	14,072	345,045	0.31
	Other		6,772,939	6.23

			7,584,972	6.97

	CHEMICALS AND ALLIED PRODUCTS
	Air Products & Chemicals, Inc	6,216	412,556	0.38
	Avon Products, Inc	12,284	376,627	0.35
*	Forest Laboratories, Inc	8,867	448,759	0.41
	Other		4,626,564	4.25

			5,864,506	5.39

	COAL MINING		321,934	0.30

	COMMUNICATIONS
*	American Tower Corp (Class A)	11,395	415,917	0.38
*	Liberty Media Holding Corp (Interactive)	19,108	389,421	0.36
*	Qwest Communications International, Inc	43,733	381,352	0.35
	Other		3,075,614	2.83

			4,262,304	3.92

	DEPOSITORY INSTITUTIONS
	Keycorp	11,231	420,489	0.39
	North Fork Bancorporation, Inc	12,678	363,098	0.33
	Northern Trust Corp	5,948	347,542	0.32
	Other		4,965,208	4.57

			6,096,337	5.61

	EATING AND DRINKING PLACES
	Yum! Brands, Inc	7,520	391,416	0.36
	Other		725,329	0.67

			1,116,745	1.03

	EDUCATIONAL SERVICES		384,912	0.35

	ELECTRIC, GAS, AND SANITARY SERVICES
*	AES Corp	17,961	366,225	0.34
	American Electric Power Co, Inc	10,947	398,142	0.37
	Edison International	8,887	370,055	0.34
d	Entergy Corp	5,771	451,465	0.41
	PG&E Corp	9,474	394,592	0.36
	PPL Corp	10,378	341,436	0.31

174 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES—(continued)
	Sempra Energy	7,064	$354,966	0.33%
	Williams Cos, Inc	16,236	387,553	0.36
	Other		6,439,928	5.92

			9,504,362	8.74

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Freescale Semiconductor, Inc (Class B)	11,074	420,923	0.39
*	Micron Technology, Inc	19,790	344,346	0.32
*	Network Appliance, Inc	10,190	377,132	0.35
	Other		6,055,362	5.56

			7,197,763	6.62

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	9,675	418,928	0.38
	Other		1,344,567	1.24

			1,763,495	1.62

	FABRICATED METAL PRODUCTS		551,346	0.51

	FOOD AND KINDRED PRODUCTS
	ConAgra Foods, Inc	14,166	346,784	0.32
	H.J. Heinz Co	9,143	383,366	0.35
	Other		2,381,026	2.19

			3,111,176	2.86

	FOOD STORES
	Kroger Co	20,006	462,939	0.43
	Other		440,915	0.40

			903,854	0.83

	FORESTRY		80,476	0.07

	FURNITURE AND FIXTURES		575,492	0.53

	FURNITURE AND HOME FURNISHINGS STORES		730,788	0.67

	GENERAL BUILDING CONTRACTORS		1,256,514	1.16

	GENERAL MERCHANDISE STORES
	JC Penney Co, Inc	6,502	444,672	0.41
	TJX Cos, Inc	12,496	350,263	0.32
	Other		412,930	0.38

			1,207,865	1.11

	HEALTH SERVICES
	Cigna Corp	3,022	351,519	0.32
	Other		2,459,337	2.26

			2,810,856	2.58

	HOLDING AND OTHER INVESTMENT OFFICES
	Equity Office Properties Trust	10,185	404,956	0.37
	Equity Residential	7,945	401,858	0.37
	iShares Russell Midcap Index Fund	17,250	1,608,563	1.48
	Prologis	6,677	380,990	0.35

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 175

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES—(continued)
	Vornado Realty Trust	3,431	$373,979	0.35%
	Other		5,845,205	5.37

			9,015,551	8.29

	HOTELS AND OTHER LODGING PLACES		1,019,415	0.94

	INDUSTRIAL MACHINERY AND EQUIPMENT
	International Game Technology	9,243	383,585	0.35
	Other		5,023,403	4.62

			5,406,988	4.97

	INSTRUMENTS AND RELATED PRODUCTS
	Allergan, Inc	4,176	470,259	0.43
*	St. Jude Medical, Inc	9,837	347,148	0.32
*	Xerox Corp	25,061	389,949	0.36
	Other		3,307,385	3.04

			4,514,741	4.15

	INSURANCE AGENTS, BROKERS AND SERVICE		461,148	0.42

	INSURANCE CARRIERS		4,174,908	3.84

	JUSTICE, PUBLIC ORDER AND SAFETY		70,368	0.07

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	10,506	361,406	0.33

			361,406	0.33

	LOCAL AND INTERURBAN PASSENGER TRANSIT		68,079	0.06

	LUMBER AND WOOD PRODUCTS		56,310	0.05

	METAL MINING		338,424	0.31

	MISCELLANEOUS MANUFACTURING INDUSTRIES		623,868	0.57

	MISCELLANEOUS RETAIL		1,459,313	1.34

	MOTION PICTURES		173,900	0.16

	NONDEPOSITORY INSTITUTIONS		672,584	0.62

	NONMETALLIC MINERALS, EXCEPT FUELS		265,076	0.24

	OIL AND GAS EXTRACTION		3,326,457	3.06

	PAPER AND ALLIED PRODUCTS		569,662	0.52

	PERSONAL SERVICES		482,357	0.44

	PETROLEUM AND COAL PRODUCTS		1,480,664	1.36

	PRIMARY METAL INDUSTRIES		877,677	0.81

	PRINTING AND PUBLISHING
	Gannett Co, Inc	6,586	374,282	0.34
	Other		1,117,541	1.03

			1,491,823	1.37

176 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

RAILROAD TRANSPORTATION
CSX Corp	12,070	$396,258	0.37%
Other		56,805	0.05

		453,063	0.42

REAL ESTATE		423,791	0.39

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		444,644	0.41

SECURITY AND COMMODITY BROKERS
Legg Mason, Inc	3,580	361,079	0.33
T Rowe Price Group, Inc	7,440	356,004	0.33
Other		2,239,181	2.06

		2,956,264	2.72

SPECIAL TRADE CONTRACTORS		50,664	0.05

STONE, CLAY, AND GLASS PRODUCTS		268,600	0.25

TOBACCO PRODUCTS		385,266	0.35

TRANSPORTATION BY AIR
Southwest Airlines Co	21,991	366,370	0.34
Other		359,824	0.33

		726,194	0.67

TRANSPORTATION EQUIPMENT
Ford Motor Co	49,252	398,449	0.37
Harley-Davidson, Inc	7,426	465,982	0.43
Paccar, Inc	6,915	394,293	0.36
Other		1,624,569	1.49

		2,883,293	2.65

TRANSPORTATION SERVICES		603,835	0.56

TRUCKING AND WAREHOUSING		297,063	0.27

WATER TRANSPORTATION		145,499	0.13

WHOLESALE TRADE-DURABLE GOODS		1,006,444	0.93

WHOLESALE TRADE-NONDURABLE GOODS
Safeway, Inc	12,480	378,768	0.35
Other		652,303	0.60

		1,031,071	0.95

TOTAL COMMON STOCKS	(Cost $86,748,635)	107,416,488	98.76

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$470,000	470,000	0.43

TOTAL SHORT-TERM INVESTMENTS	(Cost $469,938)	470,000	0.43

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 177

Mid-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $87,218,573)	$107,886,488	99.19%
OTHER ASSETS & LIABILITIES, NET		881,835	0.81

NET ASSETS		$108,768,323	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $32,074.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

178 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$943,082	0.96%

	APPAREL AND ACCESSORY STORES
*	Aeropostale, Inc	8,784	256,756	0.26
	Other		2,383,738	2.43

			2,640,494	2.69

	APPAREL AND OTHER TEXTILE PRODUCTS		768,232	0.78

	AUTO REPAIR, SERVICES AND PARKING		381,319	0.39

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		73,435	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES		48,252	0.05

	BUSINESS SERVICES
*	aQuantive, Inc	12,132	286,558	0.29
*	Digital River, Inc	6,357	324,970	0.33
*	Equinix, Inc	4,609	277,001	0.28
	Jack Henry & Associates, Inc	12,813	278,939	0.29
*	Sotheby’s Holdings, Inc (Class A)	10,176	328,074	0.34
*	Valueclick, Inc	15,441	286,276	0.29
*	WebEx Communications, Inc	6,732	262,683	0.27
	Other		12,812,823	13.06

			14,857,324	15.15

	CHEMICALS AND ALLIED PRODUCTS
*	Alkermes, Inc	15,442	244,756	0.25
*	Human Genome Sciences, Inc	21,176	244,371	0.25
*	Immucor, Inc	10,947	245,322	0.25
	Medicis Pharmaceutical Corp (Class A)	8,769	283,677	0.29
*	OSI Pharmaceuticals, Inc	9,163	343,887	0.35
	Valeant Pharmaceuticals International	14,945	295,612	0.30
	Other		7,524,506	7.67

			9,182,131	9.36

	COAL MINING		326,125	0.33

	COMMUNICATIONS		2,155,077	2.20

	DEPOSITORY INSTITUTIONS
*	SVB Financial Group	5,725	255,564	0.26
	Other		3,439,814	3.51

			3,695,378	3.77

	EATING AND DRINKING PLACES
	Ruby Tuesday, Inc	8,723	245,901	0.25
*	Sonic Corp	13,726	310,345	0.31
	Other		1,743,954	1.78

			2,300,200	2.34

	EDUCATIONAL SERVICES
	Strayer Education, Inc	2,324	251,480	0.26
	Other		436,025	0.44

			687,505	0.70

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 179

Small-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$628,749	0.64%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Acuity Brands, Inc	7,232	328,333	0.34
*	Genlyte Group, Inc	3,995	284,444	0.29
*	Interdigital Communications Corp	8,330	284,053	0.29
*	Tessera Technologies, Inc	7,438	258,694	0.26
*	Varian Semiconductor Equipment Associates, Inc	7,912	290,370	0.30
	Other		7,878,760	8.03

			9,324,654	9.51

	ENGINEERING AND MANAGEMENT SERVICES
*	ICOS Corp	10,516	263,531	0.27
	Other		3,239,208	3.30

			3,502,739	3.57

	ENVIRONMENTAL QUALITY AND HOUSING		32,305	0.03

	FABRICATED METAL PRODUCTS		1,252,652	1.28

	FOOD AND KINDRED PRODUCTS		858,051	0.88

	FOOD STORES		293,645	0.30

	FURNITURE AND FIXTURES
	Herman Miller, Inc	10,584	362,079	0.37
	Other		610,805	0.62

			972,884	0.99

	FURNITURE AND HOME FURNISHINGS STORES		397,564	0.40

	GENERAL BUILDING CONTRACTORS		307,745	0.31

	GENERAL MERCHANDISE STORES		120,979	0.12

	HEALTH SERVICES
*	Healthways, Inc	5,555	247,753	0.25
*	Psychiatric Solutions, Inc	8,529	290,754	0.30
	Other		1,631,684	1.66

			2,170,191	2.21

	HEAVY CONSTRUCTION, EXCEPT BUILDING		147,782	0.15

	HOLDING AND OTHER INVESTMENT OFFICES
	Home Properties, Inc	4,828	275,968	0.28
	Washington Real Estate Investment Trust	7,187	286,043	0.29
	Other		2,269,730	2.32

			2,831,741	2.89

	HOTELS AND OTHER LODGING PLACES		420,992	0.43

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Cymer, Inc	5,916	259,772	0.27
*	Micros Systems, Inc	6,259	306,190	0.31
	Other		3,564,925	3.63

			4,130,887	4.21

180 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
*	Flir Systems, Inc	11,135	$302,427	0.31%
*	Formfactor, Inc	7,369	310,456	0.32
*	Hologic, Inc	8,430	366,874	0.37
*	Illumina, Inc	7,333	242,282	0.25
*	Kyphon, Inc	7,116	266,281	0.27
	Mentor Corp	5,836	294,076	0.30
	Other		7,034,403	7.17

			8,816,799	8.99

	INSURANCE AGENTS, BROKERS AND SERVICE		227,909	0.23

	INSURANCE CARRIERS		545,108	0.56

	JUSTICE, PUBLIC ORDER AND SAFETY		85,852	0.09

	LEATHER AND LEATHER PRODUCTS		540,351	0.55

	LEGAL SERVICES		149,451	0.15

	LUMBER AND WOOD PRODUCTS		240,695	0.25

	METAL MINING		505,502	0.52

	MISCELLANEOUS MANUFACTURING INDUSTRIES		534,870	0.55

	MISCELLANEOUS RETAIL
*	Petco Animal Supplies, Inc	9,345	267,641	0.27
	Other		1,543,576	1.58

			1,811,217	1.85

	MOTION PICTURES
*	Time Warner Telecom, Inc (Class A)	14,956	284,314	0.29
	Other		222,835	0.23

			507,149	0.52

	NONDEPOSITORY INSTITUTIONS		717,624	0.73

	NONMETALLIC MINERALS, EXCEPT FUELS		87,982	0.09

	OIL AND GAS EXTRACTION
*	Veritas DGC, Inc	3,875	255,053	0.26
	Other		3,528,819	3.60

			3,783,872	3.86

	PAPER AND ALLIED PRODUCTS		427,667	0.44

	PERSONAL SERVICES		205,344	0.21

	PETROLEUM AND COAL PRODUCTS		293,489	0.30

	PRIMARY METAL INDUSTRIES
*	Aleris International, Inc	5,049	255,176	0.26
*	CommScope, Inc	9,315	306,091	0.31
*	General Cable Corp	7,501	286,613	0.29
*	Maverick Tube Corp	4,983	323,048	0.33
*	Oregon Steel Mills, Inc	4,988	243,764	0.25
	Other		964,263	0.99

			2,378,955	2.43

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 181

Small-Cap Growth Index Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PRINTING AND PUBLISHING		$553,145	0.56%

	RAILROAD TRANSPORTATION		337,090	0.34

	REAL ESTATE		145,594	0.15

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		517,541	0.53

	SECURITY AND COMMODITY BROKERS
	International Securities Exchange, Inc	6,128	287,342	0.29
	Waddell & Reed Financial, Inc (Class A)	10,718	265,271	0.27
	Other		696,498	0.71

			1,249,111	1.27

	SOCIAL SERVICES		228,282	0.23

	SPECIAL TRADE CONTRACTORS		252,910	0.26

	STONE, CLAY, AND GLASS PRODUCTS		254,794	0.26

	TEXTILE MILL PRODUCTS		24,817	0.02

	TOBACCO PRODUCTS		67,151	0.07

	TRANSPORTATION BY AIR		912,450	0.93

	TRANSPORTATION EQUIPMENT
*	BE Aerospace, Inc	12,347	260,398	0.27
	Other		1,898,287	1.93

			2,158,685	2.20

	TRANSPORTATION SERVICES		443,340	0.45

	TRUCKING AND WAREHOUSING		537,330	0.55

	WATER TRANSPORTATION
*	American Commercial Lines, Inc	4,947	294,099	0.30
	Other		33,042	0.03

			327,141	0.33

	WHOLESALE TRADE-DURABLE GOODS		1,491,208	1.52

	WHOLESALE TRADE-NONDURABLE GOODS
	Men’s Wearhouse, Inc	7,669	285,363	0.29
	Other		954,413	0.97

			1,239,776	1.26

	TOTAL COMMON STOCKS	(Cost $85,956,784)	98,052,315	99.96

	TOTAL PORTFOLIO	(Cost $85,956,784)	98,052,315	99.96
	OTHER ASSETS & LIABILITIES, NET		43,130	0.04

	NET ASSETS		$98,095,445	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

182 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$86,047	0.08%

	AGRICULTURAL PRODUCTION-LIVESTOCK		238,062	0.23

	AMUSEMENT AND RECREATION SERVICES		759,786	0.72

	APPAREL AND ACCESSORY STORES		945,802	0.90

	APPAREL AND OTHER TEXTILE PRODUCTS		709,329	0.67

	AUTO REPAIR, SERVICES AND PARKING		530,418	0.50

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		374,932	0.36

	BUILDING MATERIALS AND GARDEN SUPPLIES		146,469	0.14

	BUSINESS SERVICES
*	3Com Corp	60,314	265,985	0.25
*	Rent-A-Center, Inc	10,691	313,139	0.30
*	Sybase, Inc	13,088	317,253	0.30
*	TIBCO Software, Inc	28,289	254,035	0.24
*	Universal Compression Holdings, Inc	4,646	248,329	0.24
	Other		6,428,888	6.11

			7,827,629	7.44

	CHEMICALS AND ALLIED PRODUCTS		3,877,026	3.69

	COAL MINING		113,605	0.11

	COMMUNICATIONS		2,569,872	2.44

	DEPOSITORY INSTITUTIONS
	Cathay General Bancorp	7,340	264,974	0.25
	First Midwest Bancorp, Inc	7,678	290,919	0.28
	First Niagara Financial Group, Inc	17,123	249,653	0.24
	FirstMerit Corp	12,292	284,806	0.27
	Texas Regional Bancshares, Inc (Class A)	6,275	241,274	0.23
	Umpqua Holdings Corp	8,636	246,990	0.23
	Other		15,057,327	14.31

			16,635,943	15.81

	EATING AND DRINKING PLACES
*	Jack in the Box, Inc	5,446	284,172	0.27
	Other		1,350,712	1.28

			1,634,884	1.55

	EDUCATIONAL SERVICES		23,067	0.02

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Aquila, Inc	57,606	249,434	0.24
	Duquesne Light Holdings, Inc	13,548	266,354	0.25
	Idacorp, Inc	6,594	249,319	0.24
	Nicor, Inc	6,831	292,094	0.28
	Piedmont Natural Gas Co, Inc	11,760	297,646	0.28
	PNM Resources, Inc	10,598	292,187	0.28
	Westar Energy, Inc	13,419	315,481	0.30
	Other		4,214,377	4.00

			6,176,892	5.87

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 183

Small-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		$5,434,447	5.17%

	ENGINEERING AND MANAGEMENT SERVICES
	Washington Group International, Inc	4,455	262,221	0.25
	Other		1,026,818	0.98

			1,289,039	1.23

	FABRICATED METAL PRODUCTS
	Aptargroup, Inc	5,407	275,108	0.26
	Other		657,120	0.63

			932,228	0.89

	FOOD AND KINDRED PRODUCTS		1,167,948	1.11

	FOOD STORES		443,706	0.42

	FURNITURE AND FIXTURES		526,673	0.50

	FURNITURE AND HOME FURNISHINGS STORES		213,058	0.20

	GENERAL BUILDING CONTRACTORS		652,714	0.62

	GENERAL MERCHANDISE STORES
*	Big Lots, Inc	17,399	344,674	0.33
	Other		484,727	0.46

			829,401	0.79

	HEALTH SERVICES		1,046,192	0.99

	HEAVY CONSTRUCTION, EXCEPT BUILDING		206,777	0.20

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	3,340	313,292	0.30
	Apollo Investment Corp	12,510	256,580	0.25
	BioMed Realty Trust, Inc	10,044	304,735	0.29
	Crescent Real Estate Equities Co	12,144	264,861	0.25
	First Industrial Realty Trust, Inc	6,892	303,248	0.29
	Healthcare Realty Trust, Inc	7,365	282,890	0.27
	Highwoods Properties, Inc	8,324	309,736	0.30
	iShares Russell 2000 Value Index Fund	19,300	1,423,375	1.35
	KKR Financial Corp	12,377	303,732	0.29
	LaSalle Hotel Properties	6,157	266,844	0.25
	Nationwide Health Properties, Inc	12,334	329,811	0.31
d	Post Properties, Inc	6,603	313,775	0.30
	Realty Income Corp	13,732	339,318	0.32
	Sunstone Hotel Investors, Inc	8,925	265,251	0.25
	Other		8,775,177	8.34

			14,052,625	13.36

	HOTELS AND OTHER LODGING PLACES
*	Gaylord Entertainment Co	6,259	274,457	0.26
	Other		624,436	0.59

			898,893	0.85

	INDUSTRIAL MACHINERY AND EQUIPMENT		3,537,027	3.36

184 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	STERIS Corp	10,422	$250,753	0.24%
	Other		2,276,162	2.16

			2,526,915	2.40

	INSURANCE AGENTS, BROKERS AND SERVICE		448,743	0.43

	INSURANCE CARRIERS
	Commerce Group, Inc	8,371	251,549	0.24
	Delphi Financial Group, Inc (Class A)	6,381	254,474	0.24
	Ohio Casualty Corp	9,797	253,448	0.24
	Phoenix Cos, Inc	17,352	242,928	0.23
*	ProAssurance Corp	5,109	251,772	0.24
	Other		3,430,373	3.26

			4,684,544	4.45

	LEATHER AND LEATHER PRODUCTS		363,403	0.35

	LEGAL SERVICES		67,612	0.06

	LUMBER AND WOOD PRODUCTS		152,230	0.14

	METAL MINING		218,197	0.21

	MISCELLANEOUS MANUFACTURING INDUSTRIES		648,013	0.62

	MISCELLANEOUS RETAIL		667,808	0.63

	MOTION PICTURES		460,371	0.44

	NONDEPOSITORY INSTITUTIONS		1,067,256	1.01

	NONMETALLIC MINERALS, EXCEPT FUELS		139,540	0.13

	OIL AND GAS EXTRACTION
*	Hanover Compressor Co	15,748	286,929	0.27
*	Houston Exploration Co	4,483	247,237	0.24
	Other		2,151,357	2.04

			2,685,523	2.55

	PAPER AND ALLIED PRODUCTS		1,051,272	1.00

	PERSONAL SERVICES
	Regis Corp	7,033	252,133	0.24
	Other		300,747	0.29

			552,880	0.53

	PETROLEUM AND COAL PRODUCTS		394,551	0.38

	PRIMARY METAL INDUSTRIES
	Belden CDT, Inc	6,547	250,292	0.24
	Other		1,985,632	1.89

			2,235,924	2.13

	PRINTING AND PUBLISHING		1,956,665	1.86

	RAILROAD TRANSPORTATION		112,276	0.11

	REAL ESTATE		391,858	0.37

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 185

Small-Cap Value Index Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		$512,236	0.49%

	SECURITY AND COMMODITY BROKERS
*	Knight Capital Group, Inc	16,085	292,747	0.28
	Other		552,161	0.52

			844,908	0.80

	SOCIAL SERVICES		98,452	0.09

	SPECIAL TRADE CONTRACTORS
*	EMCOR Group, Inc	4,842	265,535	0.25
	Other		312,842	0.30

			578,377	0.55

	STONE, CLAY, AND GLASS PRODUCTS		65,436	0.06

	TEXTILE MILL PRODUCTS		111,097	0.11

	TOBACCO PRODUCTS		180,651	0.17

	TRANSPORTATION BY AIR		782,822	0.74

	TRANSPORTATION EQUIPMENT		1,939,272	1.84

	TRANSPORTATION SERVICES		317,463	0.30

	TRUCKING AND WAREHOUSING		573,292	0.54

	WATER TRANSPORTATION		280,256	0.27

	WHOLESALE TRADE-DURABLE GOODS		1,165,124	1.11

	WHOLESALE TRADE-NONDURABLE GOODS		1,184,826	1.13

	TOTAL COMMON STOCKS	(Cost $92,445,482)	103,340,284	98.22

	ISSUER	PRINCIPAL

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$2,300,000	2,300,000	2.19

	TOTAL SHORT-TERM INVESTMENTS	(Cost $2,299,697)	2,300,000	2.19

	TOTAL PORTFOLIO	(Cost $94,745,179)	105,640,284	100.41
	OTHER ASSETS & LIABILITIES, NET		(436,156)	(0.41)

	NET ASSETS		$105,204,128	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $137,808.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

186 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$90,730	0.04%

	AGRICULTURAL PRODUCTION-LIVESTOCK		251,496	0.12

	AMUSEMENT AND RECREATION SERVICES		1,741,374	0.83

	APPAREL AND ACCESSORY STORES		3,637,048	1.73

	APPAREL AND OTHER TEXTILE PRODUCTS
	Phillips-Van Heusen Corp	8,891	371,377	0.18
	Other		1,153,707	0.55

			1,525,084	0.73

	AUTO REPAIR, SERVICES AND PARKING		936,520	0.44

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		465,432	0.22

	BUILDING MATERIALS AND GARDEN SUPPLIES		205,046	0.10

	BUSINESS SERVICES
*	Digital River, Inc	6,365	325,379	0.15
*	Hyperion Solutions Corp	9,565	329,801	0.16
*	Parametric Technology Corp	18,008	314,420	0.15
*	Rent-A-Center, Inc	11,211	328,370	0.16
	Sotheby’s Holdings, Inc (Class A)	10,261	330,815	0.16
*	Sybase, Inc	14,500	351,480	0.17
*	THQ, Inc	10,329	301,297	0.14
*	TIBCO Software, Inc	33,931	304,700	0.14
	Other		20,519,520	9.75

			23,105,782	10.98

	CHEMICALS AND ALLIED PRODUCTS
*	OSI Pharmaceuticals, Inc	9,170	344,150	0.16
	Other		12,936,081	6.15

			13,280,231	6.31

	COAL MINING		444,378	0.21

	COMMUNICATIONS
	Anixter International, Inc	5,333	301,155	0.14
*	Foundry Networks, Inc	23,484	308,815	0.15
	Other		4,236,384	2.01

			4,846,354	2.30

	DEPOSITORY INSTITUTIONS
	Cathay General Bancorp	8,313	300,099	0.14
	First Midwest Bancorp, Inc	8,058	305,318	0.15
	Other		20,473,822	9.73

			21,079,239	10.02

	EATING AND DRINKING PLACES
*	Sonic Corp	13,854	313,239	0.15
	Other		3,710,932	1.76

			4,024,171	1.91

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 187

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$717,842	0.34%

	ELECTRIC, GAS, AND SANITARY SERVICES
	Nicor, Inc	7,166	306,418	0.15
	Piedmont Natural Gas Co, Inc	12,315	311,693	0.15
	PNM Resources, Inc	11,103	306,110	0.14
	Westar Energy, Inc.	14,039	330,057	0.16
	Other		5,859,912	2.78

			7,114,190	3.38

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Acuity Brands, Inc	7,250	329,150	0.16
*	Brocade Communications Systems, Inc	44,022	310,795	0.15
*	Polycom, Inc	14,054	344,745	0.16
	Varian Semiconductor Equipment Associates, Inc.	9,217	338,264	0.16
	Other		13,785,855	6.55

			15,108,809	7.18

	ENGINEERING AND MANAGEMENT SERVICES		4,841,664	2.30

	ENVIRONMENTAL QUALITY AND HOUSING		42,782	0.02

	FABRICATED METAL PRODUCTS		2,218,296	1.05

	FOOD AND KINDRED PRODUCTS		2,107,474	1.00

	FOOD STORES		760,320	0.36

	FURNITURE AND FIXTURES
	Herman Miller, Inc	10,707	366,286	0.17
	Other		1,149,106	0.55

			1,515,392	0.72

	FURNITURE AND HOME FURNISHINGS STORES		626,871	0.30

	GENERAL BUILDING CONTRACTORS		985,406	0.47

	GENERAL MERCHANDISE STORES
*	Big Lots, Inc	18,202	360,582	0.17
	Other		626,518	0.30

			987,100	0.47

	HEALTH SERVICES		3,271,501	1.56

	HEAVY CONSTRUCTION, EXCEPT BUILDING		375,176	0.18

	HOLDING AND OTHER INVESTMENT OFFICES
	Alexandria Real Estate Equities, Inc	4,285	401,933	0.19
	BioMed Realty Trust, Inc	10,506	318,752	0.15
	First Industrial Realty Trust, Inc	7,215	317,460	0.15
	Highwoods Properties, Inc	8,714	324,248	0.16
	Home Properties, Inc	5,498	314,266	0.15
	iShares Russell 2000 Index Fund	55,850	4,021,200	1.91
	KKR Financial Corp	12,978	318,480	0.15
	Nationwide Health Properties, Inc	12,904	345,053	0.16

188 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES—(continued)
	Post Properties, Inc	6,913	$328,506	0.16%
	Realty Income Corp	14,358	354,786	0.17
	Other		13,002,571	6.18

			20,047,255	9.53

	HOTELS AND OTHER LODGING PLACES
*	Aztar Corp	5,836	309,366	0.15
	Other		1,060,499	0.50

			1,369,865	0.65

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Micros Systems, Inc	6,265	306,484	0.14
	Other		7,543,782	3.59

			7,850,266	3.73

	INSTRUMENTS AND RELATED PRODUCTS
*	Flir Systems, Inc	11,133	302,372	0.14
*	Formfactor, Inc	7,376	310,751	0.15
*	Hologic, Inc	8,491	369,528	0.18
	Other		10,456,638	4.97

			11,439,289	5.44

	INSURANCE AGENTS, BROKERS AND SERVICE		696,436	0.33

	INSURANCE CARRIERS		5,465,158	2.60

	JUSTICE, PUBLIC ORDER AND SAFETY		86,401	0.04

	LEATHER AND LEATHER PRODUCTS		920,807	0.44

	LEGAL SERVICES		225,689	0.11

	LUMBER AND WOOD PRODUCTS		404,826	0.19

	METAL MINING		733,679	0.35

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,201,643	0.57

	MISCELLANEOUS RETAIL		2,514,469	1.20

	MOTION PICTURES
*	Time Warner Telecom, Inc (Class A)	19,182	364,650	0.17
	Other		630,789	0.30

			995,439	0.47

	NONDEPOSITORY INSTITUTIONS		1,857,562	0.88

	NONMETALLIC MINERALS, EXCEPT FUELS		228,751	0.11

	OIL AND GAS EXTRACTION
*	Hanover Compressor Co	16,495	300,539	0.14
	Veritas DGC, Inc.	5,728	377,017	0.18
	Other		5,990,413	2.85

			6,667,969	3.17

	PAPER AND ALLIED PRODUCTS		1,538,210	0.73

	PERSONAL SERVICES		783,205	0.37

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 189

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	PETROLEUM AND COAL PRODUCTS		$720,843	0.34%

	PRIMARY METAL INDUSTRIES
*	CommScope, Inc	9,350	307,241	0.15
*	General Cable Corp	8,141	311,068	0.15
*	Maverick Tube Corp	5,955	386,063	0.18
	Other		3,713,345	1.76

			4,717,717	2.24

	PRINTING AND PUBLISHING		2,604,753	1.24

	RAILROAD TRANSPORTATION
	Florida East Coast Industries	5,665	323,358	0.15
	Other		134,072	0.07

			457,430	0.22

	REAL ESTATE		563,488	0.27

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,048,541	0.50

	SECURITY AND COMMODITY BROKERS
*	Knight Capital Group, Inc	16,824	306,197	0.15
	Waddell & Reed Financial, Inc. (Class A)	13,667	338,258	0.16
	Other		1,493,872	0.71

			2,138,327	1.02

	SOCIAL SERVICES		338,883	0.16

	SPECIAL TRADE CONTRACTORS		859,897	0.41

	STONE, CLAY, AND GLASS PRODUCTS		334,566	0.16

	TEXTILE MILL PRODUCTS		137,761	0.07

	TOBACCO PRODUCTS		262,450	0.12

	TRANSPORTATION BY AIR		1,749,711	0.83

	TRANSPORTATION EQUIPMENT		4,203,721	2.00

	TRANSPORTATION SERVICES		767,078	0.37

	TRUCKING AND WAREHOUSING		1,145,440	0.55

	WATER TRANSPORTATION		621,713	0.30

	WHOLESALE TRADE-DURABLE GOODS		2,704,601	1.29

	WHOLESALE TRADE-NONDURABLE GOODS		2,483,885	1.18

	TOTAL COMMON STOCKS	(Cost $183,760,219)	209,193,432	99.45

190 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Blend Index Fund |	Summary portfolio of investments September 30, 2006	concluded

ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$610,000	$610,000	0.29%

TOTAL SHORT-TERM INVESTMENTS	(Cost $609,920)	610,000	0.29

TOTAL PORTFOLIO	(Cost $184,370,139)	209,803,432	99.74
OTHER ASSETS & LIABILITIES, NET		548,074	0.26

NET ASSETS		$210,351,506	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 191

International Equity Index Fund |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

AGRICULTURAL PRODUCTION-CROPS		$406,129	0.09%

AGRICULTURAL SERVICES		107,743	0.02

AMUSEMENT AND RECREATION SERVICES		2,715,712	0.61

APPAREL AND ACCESSORY STORES		1,535,984	0.35

APPAREL AND OTHER TEXTILE PRODUCTS		660,354	0.15

AUTO REPAIR, SERVICES AND PARKING		417,161	0.09

AUTOMOTIVE DEALERS AND SERVICE STATIONS		37,445	0.01

BUILDING MATERIALS AND GARDEN SUPPLIES		650,719	0.15

BUSINESS SERVICES		9,847,452	2.23

CHEMICALS AND ALLIED PRODUCTS
AstraZeneca plc	59,263	3,703,868	0.84
GlaxoSmithKline plc	218,378	5,814,254	1.31
Novartis AG.	87,985	5,136,475	1.16
Roche Holding AG.	26,547	4,589,917	1.04
Sanofi-Aventis	38,374	3,415,953	0.77
Takeda Pharmaceutical Co Ltd	34,500	2,152,508	0.49
Other		20,554,348	4.65

		45,367,323	10.26

COAL MINING
BHP Billiton Ltd	131,905	2,519,657	0.57
Other		713,890	0.16

		3,233,547	0.73

COMMUNICATIONS
Deutsche Telekom AG.	107,111	1,703,214	0.39
Telefonica S.A.	168,283	2,917,068	0.66
Vodafone Group plc (ADR)	142,745	3,263,151	0.74
Other		15,442,891	3.49

		23,326,324	5.28

DEPOSITORY INSTITUTIONS
ABN AMRO Holding NV	68,601	2,000,765	0.45
Banco Bilbao Vizcaya Argentaria S.A.	127,822	2,958,055	0.67
Banco Santander Central Hispano S.A.	224,200	3,545,192	0.80
Barclays plc	245,425	3,097,164	0.70
BNP Paribas	31,454	3,384,273	0.77
Deutsche Bank AG.	19,557	2,359,904	0.53
Fortis	44,306	1,798,399	0.41
HSBC Holdings plc	430,650	7,857,635	1.78
Lloyds TSB Group plc	211,806	2,139,515	0.48
Mitsubishi UFJ Financial Group, Inc	325	4,182,011	0.95
Mizuho Financial Group. Inc	364	2,822,637	0.64
Royal Bank of Scotland Group plc	120,757	4,157,953	0.94
Societe Generale (A Shs)	13,113	2,086,813	0.47
Sumitomo Mitsui Financial Group, Inc	232	2,435,386	0.55

192 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	DEPOSITORY INSTITUTIONS—(continued)
*	UBS A.G.	78,221	$4,679,060	1.06%
	UniCredito Italiano S.p.A	294,630	2,445,256	0.55
	Other		26,520,666	6.00

			78,470,684	17.75

	EATING AND DRINKING PLACES		1,453,684	0.33

	EDUCATIONAL SERVICES		81,388	0.02

	ELECTRIC, GAS, AND SANITARY SERVICES		21,360,970	4.83

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	E.ON AG.	23,522	2,788,243	0.63
	Ericsson (LM) (B Shs)	559,799	1,940,312	0.44
	Nokia Oyj	155,059	3,079,119	0.70
	Other		18,590,529	4.20

			26,398,203	5.97

	ENGINEERING AND MANAGEMENT SERVICES		920,432	0.21

	FABRICATED METAL PRODUCTS		1,181,984	0.27

	FOOD AND KINDRED PRODUCTS
	Diageo plc	106,125	1,874,758	0.42
	Nestle S.A.	15,132	5,276,142	1.19
	Other		8,551,326	1.94

			15,702,226	3.55

	FOOD STORES
	Tesco plc	298,715	2,013,470	0.45
	Other		4,948,722	1.12

			6,962,192	1.57

	FURNITURE AND FIXTURES		169,193	0.04

	FURNITURE AND HOME FURNISHINGS STORES		851,363	0.19

	GENERAL BUILDING CONTRACTORS		4,381,075	0.99

	GENERAL MERCHANDISE STORES		3,531,846	0.80

	HEALTH SERVICES		966,261	0.22

	HEAVY CONSTRUCTION, EXCEPT BUILDING		2,685,115	0.61

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares MSCI EAFE Index Fund	68,400	4,634,100	1.05
	Other		6,511,579	1.47

			11,145,679	2.52

	HOTELS AND OTHER LODGING PLACES		940,700	0.21

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Canon, Inc	40,400	2,106,785	0.48
	Other		12,594,272	2.85

			14,701,057	3.33

	INSTRUMENTS AND RELATED PRODUCTS		4,313,147	0.98

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 193

International Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE AGENTS, BROKERS AND SERVICE
HBOS plc	143,587	$2,841,683	0.64%
Other		1,007,216	0.23

		3,848,899	0.87

INSURANCE CARRIERS
Allianz AG.	15,343	2,655,321	0.60
AXA S.A.	62,988	2,322,683	0.52
Credit Suisse Group	44,849	2,594,926	0.59
ING Groep NV	70,849	3,116,562	0.70
Other		15,636,626	3.54

		26,326,118	5.95

JUSTICE, PUBLIC ORDER AND SAFETY		63,791	0.02

LEATHER AND LEATHER PRODUCTS		1,573,954	0.36

LOCAL AND INTERURBAN PASSENGER TRANSIT		498,413	0.11

LUMBER AND WOOD PRODUCTS		82,736	0.02

METAL MINING
Anglo American plc	54,017	2,258,420	0.51
Rio Tinto plc	39,796	1,882,913	0.43
Other		1,650,069	0.37

		5,791,402	1.31

MISCELLANEOUS MANUFACTURING INDUSTRIES		870,656	0.20

MISCELLANEOUS RETAIL		2,938,188	0.66

MOTION PICTURES		131,188	0.03

NONDEPOSITORY INSTITUTIONS		1,894,972	0.43

NONMETALLIC MINERALS, EXCEPT FUELS		735,546	0.17

OIL AND GAS EXTRACTION
Total S.A.	83,520	5,480,732	1.24
Other		3,331,989	0.75

		8,812,721	1.99

PAPER AND ALLIED PRODUCTS		1,750,661	0.40

PERSONAL SERVICES		58,397	0.01

PETROLEUM AND COAL PRODUCTS
BP plc	204,586	2,229,382	0.50
BP plc (ADR)	88,265	5,788,419	1.31
ENI S.p.A.	98,425	2,916,768	0.66
Royal Dutch Shell plc (A Shares)	130,092	4,291,825	0.97
Royal Dutch Shell plc (B Shares)	116,472	3,953,711	0.90
Other		2,213,748	0.50

		21,393,853	4.84

PRIMARY METAL INDUSTRIES		8,638,457	1.95

PRINTING AND PUBLISHING		3,791,575	0.86

194 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Index Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

RAILROAD TRANSPORTATION		$2,322,560	0.53%

REAL ESTATE		10,196,226	2.31

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		1,949,135	0.44

SECURITY AND COMMODITY BROKERS		5,522,408	1.25

SOCIAL SERVICES		120,747	0.03

SPECIAL TRADE CONTRACTORS		267,317	0.06

STONE, CLAY, AND GLASS PRODUCTS		4,694,646	1.06

TEXTILE MILL PRODUCTS		5,227	0.00 **

TOBACCO PRODUCTS		3,792,295	0.86

TRANSPORTATION BY AIR		1,994,743	0.45

TRANSPORTATION EQUIPMENT
Honda Motor Co Ltd	59,000	1,982,899	0.45
Siemens AG.	31,967	2,788,869	0.63
Toyota Motor Corp	109,300	5,940,368	1.34
Other		9,978,034	2.26

		20,690,170	4.68

TRANSPORTATION SERVICES		905,883	0.20

TRUCKING AND WAREHOUSING		2,009,475	0.45

WATER TRANSPORTATION		1,669,971	0.38

WHOLESALE TRADE-DURABLE GOODS		4,387,281	0.99

WHOLESALE TRADE-NONDURABLE GOODS		5,309,599	1.20

TOTAL COMMON STOCKS	(Cost $349,887,984)	439,562,302	99.43

TOTAL PORTFOLIO	(Cost $349,887,984)	439,562,302	99.43
OTHER ASSETS & LIABILITIES, NET		2,535,149	0.57

NET ASSETS		$442,097,451	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

ABBREVIATION:
ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 195

International Equity Index Fund |	Summary of market value by country September 30, 2006

	VALUE	% OF MARKET VALUE

DOMESTIC
UNITED STATES OF AMERICA	$4,691,534	1.07%

TOTAL DOMESTIC	4,691,534	1.07

FOREIGN
AUSTRALIA	22,528,683	5.13
AUSTRIA	2,390,101	0.54
BELGIUM	5,382,206	1.22
DENMARK	3,242,812	0.74
FINLAND	6,155,555	1.40
FRANCE	43,684,646	9.94
GERMANY	31,020,998	7.06
GREECE	2,674,691	0.61
HONG KONG	7,212,828	1.64
IRELAND	3,561,469	0.81
ITALY	16,791,703	3.82
JAPAN	102,541,490	23.33
NETHERLANDS	15,329,045	3.49
NEW ZEALAND	575,446	0.13
NORWAY	3,425,655	0.78
PORTUGAL	1,456,932	0.33
SINGAPORE	3,460,949	0.79
SPAIN	17,586,968	4.00
SWEDEN	10,434,531	2.37
SWITZERLAND	31,083,954	7.07
UNITED KINGDOM	104,330,106	23.73

TOTAL FOREIGN	434,870,768	98.93

TOTAL PORTFOLIO	$439,562,302	100.00%

196 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$30,774	0.01%

	AMUSEMENT AND RECREATION SERVICES		24,920	0.01

	APPAREL AND ACCESSORY STORES		1,877,250	0.82

	APPAREL AND OTHER TEXTILE PRODUCTS		424,363	0.18

	AUTO REPAIR, SERVICES AND PARKING		48,640	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		159,787	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	44,800	1,624,896	0.71
	Other		929,827	0.40

			2,554,723	1.11

	BUSINESS SERVICES
	Automatic Data Processing, Inc	21,500	1,017,810	0.44
*	Google, Inc (Class A)	3,875	1,557,362	0.68
	Microsoft Corp	181,124	4,950,119	2.15
	Other		7,419,783	3.22

			14,945,074	6.49

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	42,648	2,070,987	0.90
*	Amgen, Inc	25,924	1,854,344	0.80
	Bristol-Myers Squibb Co	49,875	1,242,885	0.54
*	Genentech, Inc	12,691	1,049,546	0.46
	Merck & Co, Inc	57,242	2,398,440	1.04
	Procter & Gamble Co	70,169	4,349,075	1.89
	Other		10,234,174	4.44

			23,199,451	10.07

	COMMUNICATIONS
	AT&T, Inc	81,425	2,651,198	1.15
	BellSouth Corp	38,600	1,650,150	0.71
	Verizon Communications, Inc	67,431	2,503,713	1.09
	Other		5,110,151	2.22

			11,915,212	5.17

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	98,306	5,266,252	2.29
	US Bancorp	55,700	1,850,354	0.80
	Wachovia Corp	45,468	2,537,114	1.10
	Washington Mutual, Inc	32,343	1,405,950	0.61
	Wells Fargo & Co	83,818	3,032,535	1.32
	Other		9,988,468	4.33

			24,080,673	10.45

	EATING AND DRINKING PLACES
	McDonald’s Corp	42,574	1,665,495	0.72
	Other		1,358,756	0.59

			3,024,251	1.31

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 197

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$2,345	0.00	%**

	ELECTRIC, GAS, AND SANITARY SERVICES		13,617,579	5.91

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	15,295	1,178,174	0.51
*	Cisco Systems, Inc	112,374	2,584,602	1.12
	Emerson Electric Co	18,400	1,543,024	0.67
	Intel Corp	117,336	2,413,602	1.05
	Motorola, Inc	52,200	1,305,000	0.57
	Qualcomm, Inc	35,424	1,287,662	0.56
	Texas Instruments, Inc	37,200	1,236,900	0.54
	Other		3,696,413	1.60

			15,245,377	6.62

	ENGINEERING AND MANAGEMENT SERVICES		1,774,283	0.77

	FABRICATED METAL PRODUCTS		1,469,898	0.64

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	44,000	2,871,440	1.25
	Other		4,111,485	1.78

			6,982,925	3.03

	FOOD STORES		760,856	0.33

	FORESTRY		385,055	0.17

	FURNITURE AND FIXTURES		1,130,680	0.49

	FURNITURE AND HOME FURNISHINGS STORES		245,670	0.11

	GENERAL BUILDING CONTRACTORS		949,343	0.41

	GENERAL MERCHANDISE STORES
	Target Corp	20,300	1,121,575	0.49
	Other		1,669,351	0.72

			2,790,926	1.21

	HEALTH SERVICES
*	WellPoint, Inc	19,149	1,475,430	0.64
	Other		2,142,300	0.93

			3,617,730	1.57

	HOLDING AND OTHER INVESTMENT OFFICES		6,518,465	2.83

	HOTELS AND OTHER LODGING PLACES		528,146	0.23

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	29,100	2,165,622	0.94
	Hewlett-Packard Co	57,388	2,105,566	0.91
	International Business Machines Corp	40,031	3,280,140	1.42
	Other		5,769,620	2.51

			13,320,948	5.78

198 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	76,839	$4,989,925	2.17%
Medtronic, Inc	29,800	1,383,912	0.60
Other		5,401,372	2.34

		11,775,209	5.11

INSURANCE AGENTS, BROKERS AND SERVICE
Hartford Financial Services Group, Inc	11,700	1,014,975	0.44
Other		213,711	0.09

		1,228,686	0.53

INSURANCE CARRIERS
Chubb Corp	19,800	1,028,808	0.45
Prudential Financial, Inc	20,500	1,563,125	0.68
St. Paul Travelers Cos, Inc	25,647	1,202,588	0.52
Other		6,931,802	3.01

		10,726,323	4.66

LEATHER AND LEATHER PRODUCTS		291,307	0.13

LUMBER AND WOOD PRODUCTS		4,830	0.00	**

METAL MINING		156,323	0.07

MISCELLANEOUS MANUFACTURING INDUSTRIES		388,063	0.17

MISCELLANEOUS RETAIL
Walgreen Co	24,300	1,078,677	0.47
Other		2,038,185	0.88

		3,116,862	1.35

MOTION PICTURES
Time Warner, Inc	147,029	2,680,339	1.16
Walt Disney Co	62,250	1,924,147	0.84
Other		224,066	0.10

		4,828,552	2.10

NONDEPOSITORY INSTITUTIONS
American Express Co	40,400	2,265,632	0.98
Freddie Mac	23,500	1,558,755	0.68
Other		3,594,866	1.56

		7,419,253	3.22

NONMETALLIC MINERALS, EXCEPT FUELS		307,212	0.13

OIL AND GAS EXTRACTION
Anadarko Petroleum Corp	24,600	1,078,218	0.47
Other		5,992,875	2.60

		7,071,093	3.07

PAPER AND ALLIED PRODUCTS		2,166,616	0.94

PERSONAL SERVICES		17,736	0.01

PETROLEUM AND COAL PRODUCTS
Apache Corp	16,294	1,029,781	0.45
Devon Energy Corp	17,986	1,135,816	0.49
Other		4,111,040	1.78

		6,276,637	2.72

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 199

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

PRIMARY METAL INDUSTRIES			$3,053,410	1.33%

PRINTING AND PUBLISHING			1,955,649	0.85

RAILROAD TRANSPORTATION			1,337,180	0.58

REAL ESTATE			241,010	0.10

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			125,717	0.05

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		10,063	1,702,358	0.74
Merrill Lynch & Co, Inc		25,400	1,986,788	0.86
Other			3,620,332	1.57

			7,309,478	3.17

SPECIAL TRADE CONTRACTORS			64,747	0.03

STONE, CLAY, AND GLASS PRODUCTS			92,754	0.04

TRANSPORTATION BY AIR			1,505,022	0.65

TRANSPORTATION EQUIPMENT			2,108,339	0.92

TRANSPORTATION SERVICES			277,912	0.12

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		18,229	1,311,394	0.57

			1,311,394	0.57

WATER TRANSPORTATION			57,644	0.03

WHOLESALE TRADE-DURABLE GOODS			990,371	0.43

WHOLESALE TRADE-NONDURABLE GOODS			2,046,285	0.89

TOTAL COMMON STOCKS		(Cost $199,126,636)	229,876,958	99.78

ISSUER		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$1,350,000	1,350,000	0.59

TOTAL SHORT-TERM INVESTMENTS		(Cost $1,349,822)	1,350,000	0.59

TOTAL PORTFOLIO		(Cost $200,476,458)	231,226,958	100.37
OTHER ASSETS & LIABILITIES, NET			(855,626)	(0.37)

NET ASSETS			$230,371,332	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

200 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES
*	Sunterra Corp	430,673	$4,879,525	0.81%

			4,879,525	0.81

	HOLDING AND OTHER INVESTMENT OFFICES
	Acadia Realty Trust	283,490	7,228,995	1.20
	American Campus Communities, Inc	66,300	1,691,313	0.28
	American Financial Realty Trust	150,000	1,674,000	0.28
	Archstone-Smith Trust	591,700	32,212,148	5.33
	AvalonBay Communities, Inc	233,900	28,161,560	4.66
	BRE Properties, Inc (Class A)	234,877	14,029,203	2.32
	BioMed Realty Trust, Inc	302,500	9,177,850	1.52
	Boston Properties, Inc	349,000	36,065,660	5.96
g,v	CBRE Realty Finance, Inc	250,000	3,750,000	0.62
	Cogdell Spencer, Inc	360,000	7,470,000	1.24
	Corporate Office Properties Trust	402,100	17,997,996	2.98
	Crescent Real Estate Equities Co	161,832	3,529,556	0.58
g,v	Crystal River Capital, Inc	105,000	2,402,400	0.40
g,v*	Deerfield Triarc Capital Corp	175,000	2,294,250	0.38
	Digital Realty Trust, Inc	85,000	2,662,200	0.44
	EastGroup Properties, Inc	278,547	13,888,353	2.30
	Equity Lifestyle Properties, Inc	66,700	3,048,857	0.50
	Equity Office Properties Trust	582,600	23,164,176	3.83
	Equity Residential	348,800	17,642,304	2.92
	Essex Property Trust, Inc	61,900	7,514,660	1.24
	Extra Space Storage, Inc	234,508	4,059,333	0.67
	Federal Realty Investment Trust	274,500	20,395,350	3.37
	Feldman Mall Properties, Inc	284,933	3,142,811	0.52
g,v*	GSC Capital Corp	140,000	3,220,000	0.53
	General Growth Properties, Inc	292,900	13,956,685	2.31
	Highwoods Properties, Inc	155,400	5,782,434	0.96
	Host Marriott Corp	945,392	21,677,839	3.59
	Kilroy Realty Corp	207,700	15,648,118	2.59
	Kimco Realty Corp	390,000	16,719,300	2.76
	LaSalle Hotel Properties	89,000	3,857,260	0.64
	Macerich Co	280,500	21,418,980	3.54
	Mills Corp	106,600	1,781,286	0.29
	Mission West Properties, Inc	792,123	9,038,123	1.49
	Monmouth REIT (Class A)	205,159	1,641,272	0.27
g,v*	People’s Choice Financial Corp	220,000	2,024,000	0.33
	Prologis	476,000	27,160,560	4.49
	Public Storage, Inc	195,400	16,802,446	2.78
	Regency Centers Corp	289,400	19,899,144	3.29
	SL Green Realty Corp	173,600	19,391,120	3.21
	Simon Property Group, Inc	491,900	44,575,978	7.37
	Strategic Hotel Capital, Inc	219,000	4,353,720	0.72
	Taubman Centers, Inc	408,800	18,158,896	3.00
	U-Store-It Trust	105,400	2,261,884	0.37
	Vornado Realty Trust	275,000	29,975,000	4.96
	Other		785,720	0.13

			563,332,740	93.16

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 201

Real Estate Securities Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	119,000	$6,805,610	1.13%
*	Orient-Express Hotels Ltd	107,600	4,022,088	0.66

			10,827,698	1.79

	REAL ESTATE
g,v	Asset Capital Corp, Inc	310,000	2,424,200	0.40
*	Brookfield Properties Corp	486,800	17,193,776	2.84
*	MI Developments Inc	36,650	1,335,894	0.22

			20,953,870	3.46

	TOTAL COMMON STOCKS	(Cost $514,551,586)	599,993,833	99.22

	TOTAL PORTFOLIO	(Cost $514,551,586)	599,993,833	99.22
	OTHER ASSETS & LIABILITIES, NET		4,688,622	0.78

	NET ASSETS		$604,682,455	100.00%

*	Non-income producing

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transaction exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $16,114,850 or 2.67% of net assets.

v	Securities at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

202 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Managed Allocation Fund II |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS – INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Plus Fund II	656,877	$6,634,455	37.05%
TIAA-CREF Institutional High-Yield Fund II	45,237	448,747	2.51
TIAA-CREF Institutional International Equity Fund	172,989	2,326,707	12.99
TIAA-CREF Institutional Large-Cap Value Fund	239,090	3,760,880	21.00
TIAA-CREF Institutional Large-Cap Growth Fund	385,384	3,730,520	20.83
TIAA-CREF Institutional Money Market Fund	72	72	0.00	*
TIAA-CREF Institutional Real Estate Securities Fund	2,860	43,871	0.24
TIAA-CREF Institutional Short-Term Bond Fund II	26,767	268,742	1.50
TIAA-CREF Institutional Small-Cap Equity Fund	43,631	694,167	3.88

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $17,405,993)	17,908,161	100.00

TOTAL PORTFOLIO	(Cost $17,405,993)	17,908,161	100.00
OTHER ASSETS & LIABILITIES, NET		62	0.00	*

NET ASSETS		$17,908,223	100.00%

*	Percentage represents less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 203

Bond Fund |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS

	CORPORATE BONDS

	AMUSEMENT AND RECREATION SERVICES				$247,479	0.01%

	ASSET BACKED
	Household Credit Card Master Note Trust I
	Series 2006-1 (Class A)	5.100%, 06/15/12	Aaa	$10,000,000	10,054,575	0.59
i	Residential Asset Mortgage Products, Inc
	Series 2004-RS11 (Class M1)	5.950%, 11/25/34	Aa1	8,000,000	8,051,952	0.47
v	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI4 (Class A3)	5.440%, 09/25/36	Aaa	10,000,000	9,996,875	0.58
	Other				50,598,373	2.96

					78,701,775	4.60

	BUILDING MATERIALS AND GARDEN SUPPLIES				4,730,319	0.28

	CHEMICALS AND ALLIED PRODUCTS				10,801,082	0.63

	COMMUNICATIONS				38,659,611	2.26

	DEPOSITORY INSTITUTIONS				55,360,425	3.23

	ELECTRIC, GAS, AND SANITARY SERVICES				29,968,371	1.75

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				5,766,663	0.34

	FABRICATED METAL PRODUCTS				2,763,578	0.16

	FOOD AND KINDRED PRODUCTS				9,295,532	0.54

	FOOD STORES				2,714,382	0.16

	FURNITURE AND FIXTURES				821,878	0.05

	GENERAL BUILDING CONTRACTORS				3,635,190	0.21

	GENERAL MERCHANDISE STORES				8,579,632	0.50

	HEALTH SERVICES				990,954	0.06

	HOLDING AND OTHER INVESTMENT OFFICES				5,469,888	0.32

	INDUSTRIAL MACHINERY AND EQUIPMENT				4,066,872	0.24

	INSTRUMENTS AND RELATED PRODUCTS				1,944,140	0.11

	INSURANCE CARRIERS				13,828,223	0.81

	METAL MINING				2,068,544	0.12

	MISCELLANEOUS MANUFACTURING INDUSTRIES				1,980,485	0.12

	MISCELLANEOUS RETAIL				511,229	0.03

	MOTION PICTURES				7,665,458	0.45

	NONDEPOSITORY INSTITUTIONS
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	10,250,000	10,646,875	0.62
	Other				38,696,960	2.26

					49,343,835	2.88

	OIL AND GAS EXTRACTION				15,664,450	0.91

204 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	OTHER MORTGAGE BACKED SECURITIES
d,i	LB-UBS Commercial Mortgage Trust
	Series 2004-C7 (Class A6)	4.786%, 10/15/29	Aaa	$10,000,000	$9,668,780	0.57%
	Washington Mutual, Inc
	Series 2003-S10 (Class A1)	4.500%, 10/25/18	NR	9,796,524	9,479,068	0.55
	Other				100,399,914	5.86

					119,547,762	6.98

	PAPER AND ALLIED PRODUCTS				2,656,324	0.15

	PETROLEUM AND COAL PRODUCTS				1,615,421	0.09

	PIPELINES, EXCEPT NATURAL GAS				5,514,099	0.32

	PRIMARY METAL INDUSTRIES				2,082,607	0.12

	RAILROAD TRANSPORTATION				4,586,947	0.27

	SECURITY AND COMMODITY BROKERS				30,165,616	1.76

	STONE, CLAY, AND GLASS PRODUCTS				275,678	0.02

	TRANSPORTATION BY AIR				1,506,674	0.09

	TRANSPORTATION EQUIPMENT				15,936,998	0.93

	WHOLESALE TRADE-NONDURABLE GOODS				2,678,375	0.16

	TOTAL CORPORATE BONDS		(Cost $542,283,691)		542,146,496	31.66

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Home Loan Mortgage Corp (FHLMC) 3.500–8.250%, 08/17/07–06/27/16		Aaa	31,315,000	31,820,685	1.86
	FHLMC	3.750%, 04/15/07	Aaa	12,105,000	12,006,901	0.70
	FHLMC	4.375%, 11/16/07	Aaa	13,000,000	12,892,645	0.75
	FHLMC	4.625%, 06/01/07	Aaa	23,530,000	23,432,421	1.37
	FHLMC	4.625%, 02/21/08	Aaa	18,000,000	17,899,231	1.04
i	FHLMC	4.830%, 11/28/07	Aaa	15,000,000	15,000,525	0.88
	FHLMC	5.875%, 03/21/11	Aa2	20,248,000	20,910,174	1.22
	FHLMC	6.250%, 03/05/12	Aa2	25,000,000	25,092,460	1.47
	FHLMC	7.000%, 03/15/10	Aaa	17,100,000	18,231,693	1.06
	Federal National Mortgage Association (FNMA) 3.375–6.625%, 05/15/07–08/06/38		Aaa	39,725,000	40,214,489	2.35
	FNMA	3.660%, 02/25/09	Aaa	10,000,000	9,699,956	0.57
	FNMA	5.250%, 08/01/12	Aaa	10,000,000	10,070,107	0.59
	FNMA	4.125%, 06/16/08	Aaa	9,000,000	8,863,733	0.52
	FNMA	5.000%, 09/15/08	Aaa	10,000,000	10,011,807	0.58
h	FNMA	5.000%, 10/25/36	NR	13,000,000	12,492,194	0.73
	FNMA	7.125%, 06/15/10	Aaa	38,750,000	41,640,421	2.43
	Other				29,214,746	1.71

					339,494,188	19.83

	FOREIGN GOVERNMENT BONDS				49,858,129	2.91

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 205

Bond Fund |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500–8.000%, 01/01/16–05/01/36	$69,135,998	$68,361,878	3.99%
	FGLMC	4.500%, 04/01/35	8,092,747	7,580,501	0.44
	FGLMC	5.000%, 01/01/34	10,221,214	9,863,482	0.58
	FGLMC	5.500%, 12/01/33	12,172,712	12,046,724	0.70
	FGLMC	4.500%, 05/01/19	8,048,402	7,765,059	0.45
	FGLMC	4.500%, 06/01/21	14,851,281	14,312,135	0.84
	Federal National Mortgage Association (FNMA)	4.500%, 06/01/13–04/01/36	152,742,582	150,145,740	8.77
	FNMA	5.000%, 11/01/33	8,407,048	8,106,816	0.47
h	FNMA	5.500%, 10/25/36	32,000,000	31,520,000	1.84
h	FNMA	6.000%, 10/25/36	40,000,000	40,175,000	2.35
	FNMA	4.810%, 03/01/16	13,322,847	13,111,990	0.76
	FNMA	5.000%, 03/01/25	8,788,151	8,531,230	0.50
	FNMA	5.000%, 05/01/36	8,673,402	8,297,736	0.48
	FNMA	5.000%, 10/01/25	18,998,001	18,442,595	1.08
	FNMA	5.500%, 09/01/34	13,333,663	13,161,620	0.77
	FNMA	6.000%, 02/01/34	8,867,023	8,927,399	0.52
	FNMA	6.000%, 03/01/36	10,105,481	10,152,087	0.59
d	FNMA	6.000%, 06/01/36	10,055,430	10,101,806	0.59
	FNMA	5.000%, 02/25/35	16,813,858	16,540,852	0.97
	FNMA	5.500%, 11/01/35	9,481,645	9,345,954	0.55
	FNMA	6.000%, 03/01/36	8,894,986	8,897,210	0.52
	Government National Mortgage Association (GNMA)	5.000%, 03/20/35	12,871,371	12,451,791	0.73
	GNMA	5.500%, 05/20/35	12,959,209	12,833,570	0.75
	Other			31,327,224	1.83

				532,000,399	31.07

	MUNICIPAL BONDS			981,910	0.06

	U.S. TREASURY SECURITIES
	United States Treasury Bond	4.500%, 02/15/36	18,470,000	17,708,112	1.03
	United States Treasury Note	4.875%, 07/31/11	11,920,000	12,060,657	0.70
	United States Treasury Note	5.000%, 07/31/08	23,315,000	23,424,115	1.37
	United States Treasury Note	5.125%, 06/30/08	8,000,000	8,051,200	0.47
	United States Treasury Note	8.000%, 11/15/21	89,516,000	119,791,205	7.00
	Other			25,465,483	1.49

				206,500,772	12.06

	TOTAL GOVERNMENT BONDS		(Cost $1,136,016,406)	1,128,835,398	65.93

		TOTAL BONDS	(Cost $1,678,300,097)	1,670,981,894	97.59

	PREFERRED STOCKS
	DEPOSITORY INSTITUTIONS			1,122,880	0.07

	TOTAL PREFERRED STOCKS		(Cost $1,100,000)	1,122,880	0.07

206 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	COMMERCIAL PAPER			$37,364,229	2.18%

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$19,410,000	19,410,000	1.14
	FHLB	5.115%, 10/11/06	15,450,000	15,430,456	0.90
	Federal Home Loan Mortgage Corp (FHLMC)	5.130%, 10/17/06	16,306,000	16,271,627	0.95
d	FHLMC	5.150%, 10/03/06	22,650,000	22,646,806	1.32

				73,758,889	4.31

	TOTAL SHORT-TERM INVESTMENTS		(Cost $111,107,027)	111,123,118	6.49

	TOTAL PORTFOLIO		(Cost $1,790,507,124)	1,783,227,892	104.15
	OTHER ASSETS & LIABILITIES, NET			(71,078,639)	(4.15)

	NET ASSETS			$1,712,149,253	100.00%

†	As provided by Moody’s Investors Service (unaudited).

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

h	These securities were purchased on a delayed delivery basis.

i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

v	Security valued at fair value.

ABBREVIATION:
NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 207

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS

	CORPORATE BONDS

	AMUSEMENT AND RECREATION SERVICES				$49,496	0.08%

	ASSET BACKED
i	CIT Group Home Equity Loan Trust
	Series 2002-2 (Class MF2)	6.390%, 12/25/30	A3	$460,892	461,110	0.74
	Household Automotive Trust
	Series 2006-2 (Class A3)	5.610%, 08/17/11	Aaa	500,000	505,496	0.81
g	Marriott Vacation Club Owner Trust
	Series 2006-1A (Class A)	5.737%, 04/20/28	Aaa	422,463	428,295	0.69
g,v	New York City Tax Lien
	Series 2006-AA (Class A)	5.930%, 07/01/36	Aaa	500,000	499,947	0.80
i,v	Renaissance Home Equity Loan Trust
	Series 2006-3 (Class AF3)	5.586%, 11/25/36	Aaa	500,000	501,719	0.80
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	1,000,000	1,007,012	1.61
i	Saxon Asset Securities Trust
	Series 2002-2 (Class AF6)	5.620%, 11/25/30	Aaa	500,000	498,154	0.80
g,v	Sierra Receivables Funding Co
	Series 2006-1A (Class A1)	5.840%, 05/20/18	Aaa	425,498	430,937	0.69
	Other				180,531	0.29

					4,513,201	7.23

	BUILDING MATERIALS AND GARDEN SUPPLIES				176,375	0.28

	CHEMICALS AND ALLIED PRODUCTS				272,675	0.44

	COMMUNICATIONS
	Verizon New Jersey, Inc	5.875%, 01/17/12	A3	200,000	201,728	0.32
	Other				1,018,812	1.63

					1,220,540	1.95

	DEPOSITORY INSTITUTIONS
	Citigroup, Inc	5.125%, 05/05/14	Aa1	250,000	246,950	0.39
	Wells Fargo & Co	5.300%, 08/26/11	Aa1	1,000,000	1,005,739	1.61
	Other				1,460,594	2.34

					2,713,283	4.34

	ELECTRIC, GAS, AND SANITARY SERVICES
	Northern States Power Co	6.250%, 06/01/36	A2	200,000	212,298	0.34
	Other				1,117,449	1.79

					1,329,747	2.13

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				125,640	0.20

	FABRICATED METAL PRODUCTS				48,122	0.08

	FOOD AND KINDRED PRODUCTS				277,338	0.44

	FOOD STORES				100,990	0.16

	GENERAL BUILDING CONTRACTORS				169,552	0.27

	GENERAL MERCHANDISE STORES				224,130	0.36

208 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES				$174,486	0.28%

	INSTRUMENTS AND RELATED PRODUCTS				70,615	0.11

	INSURANCE CARRIERS				469,675	0.75

	METAL MINING				47,431	0.08

	MISCELLANEOUS RETAIL				51,123	0.08

	MOTION PICTURES				378,274	0.61

	NONDEPOSITORY INSTITUTIONS
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	$500,000	519,360	0.83
	HSBC Finance Corp	5.700%, 06/01/11	Aa3	500,000	508,855	0.82
	SLM Corp	4.000%, 01/15/10	A2	250,000	240,912	0.39
	Other				1,170,327	1.87

					2,439,454	3.91

	OIL AND GAS EXTRACTION				546,426	0.87

	OTHER MORTGAGE BACKED SECURITIES
i	Bear Stearns Commercial Mortgage Securities
	Series 2006-T22 (Class A4)	5.634%, 04/12/38	Aaa	1,150,000	1,169,950	1.87
	Citicorp Mortgage Securities, Inc
	Series 2005-4 (Class 1A7)	5.500%, 07/25/35	Aa1	300,000	290,763	0.47
	Countrywide Alternative Loan Trust
	Series 2005-42CB (Class A12)	5.500%, 10/25/35	Aa1	400,000	384,757	0.62
	Residential Accredit Loans, Inc
	Series 2005-QS6 (Class A7)	5.750%, 05/25/35	Aa1	250,000	245,754	0.39
	Residential Accredit Loans, Inc
	Series 2005-QS7 (Class A6)	5.500%, 06/25/35	Aa1	250,000	242,485	0.39
	Other				1,238,989	1.98

					3,572,698	5.72

	PETROLEUM AND COAL PRODUCTS				105,151	0.17

	PIPELINES, EXCEPT NATURAL GAS				269,399	0.43

	PRIMARY METAL INDUSTRIES				96,972	0.16

	RAILROAD TRANSPORTATION				179,942	0.29

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				24,964	0.04

	SECURITY AND COMMODITY BROKERS				879,339	1.41

	STONE, CLAY, AND GLASS PRODUCTS				24,614	0.04

	TRANSPORTATION BY AIR				50,222	0.08

	TRANSPORTATION EQUIPMENT				342,530	0.55

	TOTAL CORPORATE BONDS		(Cost $20,659,662)		20,944,404	33.54

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 209

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	5.375%, 07/18/11	Aaa	$500,000	$510,289	0.82%
	Federal Home Loan Bank (FHLB)	5.375%, 08/19/11	Aaa	2,000,000	2,039,553	3.27
	Federal Home Loan Mortgage Corp (FHLMC)	5.125%, 10/24/07	Aaa	5,000,000	4,997,518	8.00
	FHLMC	5.250%, 07/18/11	Aaa	250,000	253,568	0.41
	FHLMC	5.750%, 06/27/16	Aa2	200,000	208,318	0.33
	Federal National Mortgage Association (FNMA)	7.125%, 06/15/10	Aaa	1,000,000	1,074,591	1.72
d	FNMA	5.250%, 09/15/16	Aaa	1,150,000	1,172,387	1.88
g	Private Export Funding Corp	7.170%, 05/15/07	Aaa	250,000	252,814	0.40
	Private Export Funding Corp	4.550%, 05/15/15	Aaa	250,000	240,919	0.38

					10,749,957	17.21

	FOREIGN GOVERNMENT BONDS
	Province of Quebec Canada	5.750%, 02/15/09	Aa3	1,500,000	1,524,857	2.44
	Other				1,088,050	1.74

					2,612,907	4.18

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp (FHLMC)	4.000%, 09/15/19		1,500,000	1,366,206	2.19
	FHLMC	4.500%, 09/01/20		901,347	868,626	1.39
	FHLMC	5.000%, 10/01/20		878,550	863,343	1.38
d	FHLMC	5.500%, 10/01/20		1,883,140	1,882,796	3.02
	FHLMC	6.500%, 05/01/36		199,304	203,027	0.33
	Federal National Mortgage Association (FNMA)	5.000%, 07/01/33		582,847	562,033	0.90
	FNMA	5.500%, 07/01/33		3,688,948	3,644,604	5.84
	FNMA	5.000%, 10/01/35		3,741,629	3,597,641	5.76
	FNMA	7.000%, 01/01/36		280,057	286,288	0.46
	FNMA	6.500%, 04/01/36		250,612	255,214	0.41
	FNMA	6.000%, 04/01/36		3,392,619	3,408,267	5.46
	FNMA	6.500%, 04/01/36		935,024	952,194	1.52
	Government National Mortgage Association
	(GNMA)	5.000%, 02/15/33		330,855	322,075	0.51

					18,212,314	29.17

	U.S. TREASURY SECURITIES
	United States Treasury Bond	8.000%, 11/15/21		800,000	1,070,568	1.71
	United States Treasury Bond	4.500%, 02/15/36		900,000	862,875	1.38
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/07		642,153	636,721	1.02
	United States Treasury Note	4.875%, 07/31/11		3,140,000	3,177,052	5.09
	United States Treasury Note	4.625%, 08/31/11		995,000	996,264	1.60
	United States Treasury Note	4.875%, 08/15/16		806,000	821,362	1.32
	Other				100,307	0.16

					7,665,149	12.28

	TOTAL GOVERNMENT BONDS		(Cost $38,795,055)		39,240,327	62.84

	TOTAL BONDS		(Cost $59,454,717)		60,184,731	96.38

	PREFERRED STOCKS
	DEPOSITORY INSTITUTIONS				102,080	0.16

	TOTAL PREFERRED STOCKS		(Cost $100,000)		102,080	0.16

210 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006	concluded

ISSUER			PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06		$1,430,000	$1,430,000	2.29%

TOTAL SHORT-TERM INVESTMENTS		(Cost $1,429,811)		1,430,000	2.29

TOTAL PORTFOLIO		(Cost $60,984,528)		61,716,811	98.83
OTHER ASSETS & LIABILITIES, NET				730,342	1.17

NET ASSETS				$62,447,153	100.00%

†	As provided by Moody’s Investors Service (unaudited).

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g

Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $1,611,993 or 2.58% of net assets.

i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 211

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	CORPORATE BONDS

	ASSET BACKED
	AmeriCredit Automobile Receivables Trust
	Series 2006-AF (Class A4)	5.640%, 09/06/13	Aaa	$1,000,000	$1,016,063	1.62%
	Centex Home Equity
	Series 2002-A (Class AF6)	5.540%, 01/25/32	Aaa	338,680	337,500	0.54
i	CIT Group Home Equity Loan Trust
	Series 2002-2 (Class MF2)	6.390%, 12/25/30	A3	460,892	461,110	0.73
i	Citicorp Mortgage Securities, Inc
	Series 2006-1 (Class A3)	5.706%, 07/25/36	Aaa	3,000,000	3,013,800	4.81
	Household Automotive Trust
	Series 2006-2 (Class A3)	5.610%, 08/17/11	Aaa	500,000	505,495	0.81
g	Marriott Vacation Club Owner Trust
	Series 2006-1A (Class A)	5.737%, 04/20/28	Aaa	844,927	856,589	1.37
g,v	New York City Tax Lien
	Series 2006-AA (Class A)	5.930%, 07/01/36	Aaa	500,000	499,947	0.80
i,v	Renaissance Home Equity Loan Trust
	Series 2006-3 (Class AF3)	5.586%, 11/25/36	Aaa	500,000	501,719	0.80
	Residential Asset Securitization Trust
	Series 2006-A6 (Class 2A6)	6.000%, 07/25/36	Aaa	969,309	974,570	1.55
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	1,000,000	1,007,012	1.61
	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI3 (Class A2)	5.950%, 02/25/36	Aaa	1,000,000	1,006,377	1.60
g,v	Sierra Receivables Funding Co
	Series 2006-1A (Class A1)	5.840%, 05/20/18	Aaa	425,498	430,937	0.69
	Other				180,531	0.29

					10,791,650	17.22

	CHEMICALS AND ALLIED PRODUCTS
	Eli Lilly & Co	2.900%, 03/15/08	Aa3	250,000	241,866	0.39
	Other				150,387	0.24

					392,253	0.63

	COMMUNICATIONS				311,881	0.50

	DEPOSITORY INSTITUTIONS
	Bank One NA	3.700%, 01/15/08	Aa2	250,000	245,369	0.39
	Citigroup, Inc	5.100%, 09/29/11	Aa1	600,000	598,561	0.96
	M&I Marshall & Ilsley Bank	4.400%, 03/15/10	Aa3	250,000	243,935	0.39
	Washington Mutual, Inc	5.500%, 08/24/11	A3	250,000	251,209	0.40
	Wells Fargo & Co	5.300%, 08/26/11	Aa1	1,150,000	1,156,600	1.85
	Other				717,014	1.14

					3,212,688	5.13

	EATING AND DRINKING PLACES				125,809	0.20

	ELECTRIC, GAS, AND SANITARY SERVICES
	Duke Energy Corp	3.750%, 03/05/08	A2	475,000	464,926	0.74
	Ohio Power Co	5.300%, 11/01/10	A3	250,000	249,365	0.40
	Other				519,068	0.83

					1,233,359	1.97

212 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006	continued

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				$125,601	0.20%

	FABRICATED METAL PRODUCTS				122,544	0.19

	FOOD AND KINDRED PRODUCTS				367,432	0.59

	FOOD STORES				250,148	0.40

	GENERAL MERCHANDISE STORES
	May Department Stores Co	3.950%, 07/15/07	Baa1	$250,000	246,651	0.39
	Other				367,047	0.59

					613,698	0.98

	HOLDING AND OTHER INVESTMENT OFFICES				125,712	0.20

	INDUSTRIAL MACHINERY AND EQUIPMENT				48,861	0.08

	INSURANCE CARRIERS
	UnitedHealth Group, Inc	5.250%, 03/15/11	A2	350,000	348,961	0.55
	Other				123,403	0.20

					472,364	0.75

	MOTION PICTURES				101,854	0.16

	NONDEPOSITORY INSTITUTIONS
g	American Honda Finance Corp	5.125%, 12/15/10	A1	250,000	249,399	0.40
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	500,000	519,360	0.83
	HSBC Finance Corp	5.250%, 01/14/11	Aa3	250,000	249,932	0.40
	HSBC Finance Corp	5.700%, 06/01/11	Aa3	500,000	508,855	0.81
	Other				1,271,353	2.03

					2,798,899	4.47

	OIL AND GAS EXTRACTION				220,759	0.35

	OTHER MORTGAGE BACKED SECURITIES
	Banc of America Mortgage Securities
	Series 2006-1 (Class A8)	6.000%, 05/01/36	Aaa	261,534	262,544	0.42
i	Saxon Asset Securities Trust
	Series 2002-2 (Class AF6)	5.620%, 11/25/30	Aaa	500,000	498,154	0.79
	Other				198,168	0.32

					958,866	1.53

	PIPELINES, EXCEPT NATURAL GAS
	Enterprise Products Operating Lp	4.000%, 10/15/07	Baa3	250,000	246,382	0.39
	Other				368,521	0.59

					614,903	0.98

	SECURITY AND COMMODITY BROKERS
	Merrill Lynch & Co, Inc	4.125%, 09/10/09	Aa3	250,000	242,965	0.39
	Other				329,440	0.52

					572,405	0.91

	TRANSPORTATION BY AIR				100,445	0.16

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 213

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006	continued

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	TRANSPORTATION EQUIPMENT
	General Dynamics Corp	3.000%, 05/15/08	A2	$250,000	$241,353	0.38%
	Other				99,720	0.16

					341,073	0.54

	TOTAL CORPORATE BONDS		(Cost $23,747,525)		23,903,204	38.14

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	5.375%, 07/18/11	Aaa	1,000,000	1,020,578	1.63
	Federal Home Loan Bank (FHLB)	5.375%, 08/19/11	Aaa	1,000,000	1,019,776	1.63
d	Federal Home Loan Mortgage Corp (FHLMC)	5.125%, 10/24/07	Aaa	5,000,000	4,997,518	7.97
	FHLMC	5.250%, 07/18/11	Aaa	900,000	912,845	1.46
	Federal National Mortgage Association (FNMA)	7.125%, 06/15/10	Aaa	3,000,000	3,223,774	5.14
	FNMA	5.800%, 06/07/11	Aaa	250,000	250,683	0.40
	FNMA	6.000%, 05/15/11	Aaa	2,000,000	2,089,168	3.33
	Private Export Funding Corp	7.200%, 01/15/10	Aaa	1,000,000	1,066,116	1.70
	Other				405,332	0.65

					14,985,790	23.91

	FOREIGN GOVERNMENT BONDS
	International Finance Corp	5.125%, 05/02/11	Aaa	500,000	505,674	0.81
	Kreditanstalt fuer Wiederaufbau	5.250%, 05/19/09	Aaa	300,000	302,859	0.48
	Other				101,401	0.16

					909,934	1.45

	MUNICIPAL BONDS
	Grand Prairie Sports Facilities	7.130%, 09/15/18	Aaa	500,000	508,465	0.81

					508,465	0.81

	U.S. TREASURY SECURITIES
	United States Treasury Note	4.625%, 08/31/11		302,000	302,384	0.48
	United States Treasury Note	4.500%, 09/30/11		1,000,000	996,172	1.59
	United States Treasury Note	4.625%, 03/31/08		13,000,000	12,969,580	20.69
	United States Treasury Note	4.875%, 07/31/11		3,530,000	3,571,654	5.70
	United States Treasury Note	4.875%, 08/15/09		1,000,000	1,006,800	1.61
	United States Treasury Note	5.000%, 07/31/08		275,000	276,287	0.44
	United States Treasury Note	5.125%, 06/30/08		1,000,000	1,006,400	1.61
	Other				125,181	0.20

					20,254,458	32.32

	TOTAL GOVERNMENT BONDS		(Cost $36,481,278)		36,658,647	58.49

	TOTAL BONDS		(Cost $60,228,803)		60,561,851	96.63

214 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006	concluded

				% OF NET
ISSUER		PRINCIPAL	VALUE	ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$2,090,000	$2,090,000	3.34%

TOTAL SHORT-TERM INVESTMENTS		(Cost $2,089,724)	2,090,000	3.34

	TOTAL PORTFOLIO	(Cost $62,318,527)	62,651,851	99.97
OTHER ASSETS & LIABILITIES, NET			19,308	0.03

	NET ASSETS		$62,671,159	100.00%

†	As provide by Moody’s Investors Service (unaudited)

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $2,036,872 or 3.25% of net assets.

i	Floating rate or variable rate securities reflect the rate at September 30, 2006.

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 215

High-Yield Fund II |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	CORPORATE BONDS

	AGRICULTURAL PRODUCTION-CROPS				$137,828	0.22%

	AGRICULTURAL PRODUCTION-LIVESTOCK				136,500	0.22

	AGRICULTURAL SERVICES				258,125	0.41

	AMUSEMENT AND RECREATION SERVICES
g	Pokagon Gaming Authority	10.375%, 06/15/14	B3	$383,000	408,374	0.65
	Speedway Motorsports, Inc	6.750%, 06/01/13	Ba2	500,000	495,000	0.79
	Other				244,063	0.38

					1,147,437	1.82

	APPAREL AND OTHER TEXTILE PRODUCTS
	Broder Brothers	11.250%, 10/15/10	B2	700,000	682,500	1.08

					682,500	1.08

	AUTO REPAIR, SERVICES AND PARKING
g	Hertz Corp	10.500%, 01/01/16	B2	445,000	489,500	0.78
	Keystone Automotive Operations, Inc	9.750%, 11/01/13	Caa1	775,000	728,500	1.16
	Other				348,025	0.55

					1,566,025	2.49

	AUTOMOTIVE DEALERS AND SERVICE STATIONS				744,376	1.18

	BUSINESS SERVICES
	Advanstar Communications, Inc	10.750%, 08/15/10	B1	500,000	538,750	0.86
	Iron Mountain, Inc	8.625%, 04/01/13	B3	500,000	511,250	0.81
	Other				1,261,365	2.01

					2,311,365	3.68

	CHEMICALS AND ALLIED PRODUCTS
	BCP Crystal US Holdings Corp	9.625%, 06/15/14	B3	500,000	542,500	0.86
g	Reichhold Industries, Inc	9.000%, 08/15/14	B2	420,000	413,700	0.66
	Other				2,140,175	3.40

					3,096,375	4.92

	COAL MINING
	Arch Western Finance LLC	6.750%, 07/01/13	B1	500,000	480,000	0.76
	Other				251,250	0.40

					731,250	1.16

	COMMUNICATIONS
	Allbritton Communications Co	7.750%, 12/15/12	B1	750,000	755,625	1.20
	American Cellular Corp	10.000%, 08/01/11	B3	500,000	523,750	0.83
	Citizens Communications Co	9.000%, 08/15/31	Ba2	550,000	589,875	0.94
	Echostar DBS Corp	6.375%, 10/01/11	Ba3	550,000	535,562	0.85
g	Intelsat Bermuda Ltd	11.250%, 06/15/16	Caa1	1,090,000	1,158,125	1.84
	Qwest Communications International, Inc	7.250%, 02/15/11	B2	850,000	850,000	1.35
	Qwest Corp	8.875%, 03/15/12	Ba2	400,000	436,500	0.70
	Other				3,894,474	6.19

					8,743,911	13.90

216 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	AES Corp	9.375%, 09/15/10	B1	$500,000	$540,000	0.86%
	Allied Waste North America, Inc	6.375%, 04/15/11	B2	500,000	487,500	0.77
g	El Paso Performance-Linked Trust	7.750%, 07/15/11	B2	560,000	575,400	0.91
	Midwest Generation LLC	8.300%, 07/02/09	Ba2	495,877	505,795	0.80
	Mirant North America LLC	7.375%, 12/31/13	B2	500,000	500,625	0.80
	NRG Energy, Inc	7.375%, 02/01/16	B1	500,000	496,875	0.79
	Sierra Pacific Resources	8.625%, 03/15/14	B1	500,000	539,858	0.86
	Other				2,747,885	4.37

					6,393,938	10.16

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				487,475	0.77

	FABRICATED METAL PRODUCTS				505,000	0.80

	FOOD AND KINDRED PRODUCTS				474,849	0.75

	FOOD STORES
	Stater Brothers Holdings	8.125%, 06/15/12	B1	875,000	879,375	1.40
	Other				268,322	0.42

					1,147,697	1.82

	FURNITURE AND HOME FURNISHINGS STORES
	GSC Holdings Corp	8.000%, 10/01/12	B1	600,000	618,000	0.98

					618,000	0.98

	GENERAL BUILDING CONTRACTORS				495,000	0.79

	HEALTH SERVICES				1,237,562	1.97

	HOLDING AND OTHER INVESTMENT OFFICES
	Sungard Data Systems, Inc	9.125%, 08/15/13	Caa1	500,000	517,500	0.82
	Sungard Data Systems, Inc	10.250%, 08/15/15	Caa1	550,000	566,500	0.90

					1,084,000	1.72

	HOTELS AND OTHER LODGING PLACES
	MGM Mirage	6.750%, 09/01/12	Ba2	500,000	493,125	0.78
	Other				553,500	0.88

					1,046,625	1.66

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Scientific Games Corp	6.250%, 12/15/12	Ba3	475,000	457,188	0.73
	Other				265,000	0.42

					722,188	1.15

	INSTRUMENTS AND RELATED PRODUCTS				569,375	0.91

	JUSTICE, PUBLIC ORDER AND SAFETY				545,000	0.87

	LEGAL SERVICES
g	FTI Consulting, Inc	7.750%, 10/01/16	Ba2	437,000	441,370	0.70

					441,370	0.70

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 217

High-Yield Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
g	Stripes Acquisition LLC	10.625%, 12/15/13	B2	$525,000	$559,125	0.89%
	Other				983,125	1.56

					1,542,250	2.45

	NONDEPOSITORY INSTITUTIONS
	General Motors Acceptance Corp	6.125%, 08/28/07	Ba1	500,000	499,287	0.80
	Other				1,833,038	2.91

					2,332,325	3.71

	OIL AND GAS EXTRACTION
	Chesapeake Energy Corp	7.750%, 01/15/15	Ba2	500,000	510,000	0.81
	Chesapeake Energy Corp	6.875%, 11/15/20	Ba2	500,000	472,500	0.75
	Other				1,363,871	2.17

					2,346,371	3.73

	PAPER AND ALLIED PRODUCTS
	Cenveo Corp	7.875%, 12/01/13	B3	780,000	739,050	1.18
	Graphic Packaging International Corp	8.500%, 08/15/11	B2	500,000	511,250	0.81
	Greif, Inc	8.875%, 08/01/12	Ba3	500,000	522,500	0.83
	Other				1,786,970	2.84

					3,559,770	5.66

	PERSONAL SERVICES				255,000	0.41

	PETROLEUM AND COAL PRODUCTS
	Equistar Chemicals Lp	8.750%, 02/15/09	B1	500,000	517,500	0.82
	Lyondell Chemical Co	8.000%, 09/15/14	B1	420,000	425,250	0.68
	Other				134,925	0.21

					1,077,675	1.71

	PRIMARY METAL INDUSTRIES
g	Novelis, Inc	8.250%, 02/15/15	B3	700,000	665,000	1.06

					665,000	1.06

	PRINTING AND PUBLISHING
g	Quebecor World Capital Corp	8.750%, 03/15/16	B1	625,000	601,562	0.96
	RH Donnelley Corp	8.875%, 01/15/16	B3	760,000	761,900	1.21
	Other				1,115,800	1.77

					2,479,262	3.94

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				224,575	0.36

	SECURITY AND COMMODITY BROKERS				204,500	0.33

	SOCIAL SERVICES
g	Knowledge Learning Corp, Inc	7.750%, 02/01/15	B2	500,000	467,500	0.74

					467,500	0.74

	STONE, CLAY, AND GLASS PRODUCTS
	Owens Brockway Glass Container, Inc	8.750%, 11/15/12	Ba2	500,000	527,500	0.84

					527,500	0.84

218 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Fund II |	Summary portfolio of investments September 30, 2006	concluded

ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

TRANSPORTATION EQUIPMENT
General Motors Corp	8.375%, 07/15/33	Caa1	$500,000	$432,500	0.69%
Sequa Corp	9.000%, 08/01/09	B2	375,000	397,969	0.63
Other				937,925	1.49

				1,768,394	2.81

TRANSPORTATION SERVICES				241,250	0.38

WATER TRANSPORTATION				376,875	0.60

WHOLESALE TRADE-DURABLE GOODS
IKON Office Solutions, Inc	7.750%, 09/15/15	Ba3	400,000	411,000	0.65
Ryerson, Inc	8.250%, 12/15/11	B3	600,000	594,000	0.95
Other				736,087	1.17

				1,741,087	2.77

TOTAL CORPORATE BONDS		(Cost $55,270,664)		55,133,105	87.63

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06		6,960,000	6,960,000	11.06

TOTAL SHORT-TERM INVESTMENTS		(Cost $6,959,082)		6,960,000	11.06

TOTAL PORTFOLIO		(Cost $62,229,746)		62,093,105	98.69
OTHER ASSETS & LIABILITIES, NET				823,853	1.31

NET ASSETS				$62,916,958	100.00%

†	As provide by Moody’s Investors Service (unaudited)

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $5,779,656 or 9.19% of net assets.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 219

Inflation-Linked Bond Fund |	Portfolio of investments September 30, 2006

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	GOVERNMENT BONDS

	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bonds	3.625%, 01/15/08	$22,299,631	$22,486,056	5.25%
k	United States Treasury Inflation Indexed Bonds	3.875%, 01/15/09	20,143,279	20,725,622	4.84
k	United States Treasury Inflation Indexed Bonds	4.250%, 01/15/10	13,866,064	14,671,960	3.43
k	United States Treasury Inflation Indexed Bonds	0.875%, 04/15/10	33,994,756	32,231,448	7.53
k	United States Treasury Inflation Indexed Bonds	3.500%, 01/15/11	14,017,771	14,690,204	3.43
k	United States Treasury Inflation Indexed Bonds	2.375%, 04/15/11	12,916,978	12,939,325	3.02
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/12	9,247,813	9,739,150	2.27
k	United States Treasury Inflation Indexed Bonds	3.000%, 07/15/12	26,493,141	27,502,795	6.42
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/13	25,553,562	24,902,713	5.82
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/14	25,724,874	25,246,134	5.90
k	United States Treasury Inflation Indexed Bonds	2.000%, 07/15/14	23,549,030	23,089,118	5.39
k	United States Treasury Inflation Indexed Bonds	1.625%, 01/15/15	23,337,653	22,210,912	5.19
k	United States Treasury Inflation Indexed Bonds	1.875%, 07/15/15	20,477,752	19,839,665	4.63
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/16	20,504,095	20,047,469	4.68
k	United States Treasury Inflation Indexed Bonds	2.500%, 07/15/16	10,277,194	10,488,391	2.45
k	United States Treasury Inflation Indexed Bonds	2.375%, 01/15/25	31,499,459	32,060,465	7.49
k	United States Treasury Inflation Indexed Bonds	2.000%, 01/15/26	20,324,684	19,530,803	4.56
k	United States Treasury Inflation Indexed Bonds	3.625%, 04/15/28	21,255,067	26,399,431	6.16
k	United States Treasury Inflation Indexed Bonds	3.875%, 04/15/29	24,383,933	31,573,536	7.37
k	United States Treasury Inflation Indexed Bonds	3.375%, 04/15/32	6,436,846	8,012,393	1.87

				418,387,590	97.70

	TOTAL GOVERNMENT BONDS		(Cost $422,620,243)	418,387,590	97.70

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	6,200,000	6,200,000	1.45

	TOTAL SHORT-TERM INVESTMENTS		(Cost $6,199,182)	6,200,000	1.45

	TOTAL PORTFOLIO		(Cost $428,819,425)	424,587,590	99.15
	OTHER ASSETS & LIABILITIES, NET			3,618,436	0.85

	NET ASSETS			$428,206,026	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

220 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments September 30, 2006

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	BANK NOTES
	Abbey National North America
	LLC	5.290–5.320%, 11/06/06–12/06/06	$6,500,000	$6,500,077	1.47%
	Other			1,095,008	0.24

				7,595,085	1.71

	CERTIFICATES OF DEPOSIT
	Wells Fargo	5.270%, 10/06/06–11/07/06	7,000,000	7,000,000	1.58
	Other			8,575,163	1.93

				15,575,163	3.51

	COMMERCIAL PAPER
	American Honda Finance
	Corp	5.230–5.250%, 10/03/06–11/06/06	6,900,000	6,886,135	1.55
	Bank of America	5.245–5.380%, 10/10/06–12/06/06	4,925,000	4,896,295	1.10
	Bank of Nova Scotia	5.250–5.260%, 10/19/06–12/20/06	4,891,000	4,860,755	1.10
	Barclays U.S. Funding
	Corp	5.250–5.260%, 10/26/06–12/07/06	6,218,000	6,182,960	1.39
c	Beta Finance, Inc	5.270–5.390%, 10/06/06–10/23/06	6,950,000	6,933,319	1.56
c	BMW US Capital Corp	5.220%, 10/05/06	7,000,000	6,995,940	1.58
	Calyon	5.230%, 11/13/06	7,000,000	6,956,271	1.57
	Canadian Imperial Holding,
	Inc	5.225–5.320%, 11/8/06–11/28/06	5,470,000	5,426,083	1.22
c	Cargill Global Funding plc	5.250%, 10/05/06	6,046,000	6,042,473	1.36
c	CC (USA), Inc	5.265–5.370%, 10/10/06–11/10/06	6,600,000	6,577,920	1.48
c	Ciesco Lp	5.260–5.270%, 11/07/06–11/17/06	6,900,000	6,855,277	1.55
c	Coca-Cola Enterprises, Inc	5.220%, 11/07/06	7,000,000	6,962,445	1.57
c	Corporate Asset Funding Corp, Inc	5.260%, 10/24/06–10/02/06	7,000,000	6,971,622	1.57
c	Danske Corp	5.225–5.355%, 10/19/06–01/18/07	6,000,000	5,948,878	1.34
c	Dorada Finance, Inc	5.270–5.390%, 10/10/06–11/22/06	6,640,000	6,613,704	1.49
c	Edison Asset Securitization,
	LLC	5.100–5.270%, 11/07/06–11/14/06	7,000,000	6,961,269	1.57
c	Fairway Finance Co, LLC	5.260–5.280%, 10/16/06–11/21/06	6,649,000	6,605,161	1.49
c	Gannett Co, Inc	5.190%, 11/09/06	7,000,000	6,960,643	1.57
	General Electric Capital
	Corp	5.230–5.360%, 10/11/06–11/10/06	5,900,000	5,878,103	1.33
c	Govco, Inc	5.240–5.370%, 10/25/06–03/16/07	7,050,000	6,993,192	1.58
c	Grampian Funding LLC	5.150–5.390%, 10/17/06–03/27/07	6,900,000	6,856,426	1.55
c	Greenwich Capital Holdings,
	Inc	5.240–5.430%, 10/23/06–12/01/06	6,635,000	6,592,204	1.49
c	Greyhawk Funding LLC	5.260%, 10/12/06–10/17/06	6,875,000	6,862,586	1.55
c	Harley-Davidson Funding
	Corp	5.200–5.230%, 10/13/06–10/31/06	6,965,000	6,940,570	1.57
c	Harrier Finance Funding
	LLC	5.265–5.320%, 10/03/06–10/11/06	6,980,000	6,973,859	1.57
	HBOS Treasury Services
	plc	5.260–5.370%, 10/12/06–12/19/06	6,100,000	6,066,940	1.37
c	Kimberly-Clark Worldwide, Inc	5.190%, 10/26/06	5,545,000	5,524,987	1.25
c	Kitty Hawk Funding Corp	5.260–5.375%, 10/27/06–11/01/06	5,710,000	5,685,495	1.28
	Merrill Lynch & Co, Inc	5.230–5.240%, 11/10/06–12/05/06	7,000,000	6,953,482	1.57
	Morgan Stanley Dean Witter	5.250%, 10/18/06	6,575,000	6,558,699	1.48
c	Nestle Capital Corp	5.210–5.310%, 10/16/06–12/01/06	6,450,000	6,411,655	1.45

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 221

Money Market Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	COMMERCIAL PAPER—(continued)
	Paccar Financial Corp	5.230–5.350%, 10/12/06–11/09/06	$6,700,000	$6,680,942	1.51%
c	Park Avenue Receivables
	Corp	5.250–5.260%, 10/05/06–10/26/06	6,900,000	6,884,946	1.55
c	Preferred Receivables Funding
	Corp	5.250–5.270%, 10/11/06–11/17/06	6,858,000	6,829,609	1.54
c	Private Export Funding
	Corp	5.245–5.385%, 10/16/06–01/30/07	7,000,000	6,960,135	1.57
	Rabobank USA Financial
	Corp	5.230–5.250%, 10/11/06–10/24/06	5,945,000	5,934,041	1.34
c	Ranger Funding Co LLC	5.250–5.320%, 10/13/06–12/11/06	6,385,000	6,346,348	1.43
c	Scaldis Capital LLC	5.270–5.380%, 10/16/06–11/10/06	4,575,000	4,557,886	1.03
c	Sedna Finance, Inc	5.270–5.400%, 10/25/06–12/08/06	6,900,000	6,848,433	1.55
c	Sheffield Receivables Corp	5.260%, 10/20/06–10/23/06	6,910,000	6,888,992	1.55
c	Sigma Finance, Inc	5.140–5.400%, 11/30/06–12/12/06	5,500,000	5,442,833	1.23
	Societe Generale North America,
	Inc	4.825–5.265%, 10/06/06–01/19/07	7,015,000	6,929,944	1.56
c	Toronto-Dominion Holdings
	USA, Inc	5.195–5.250%, 12/15/06–01/29/07	7,000,000	6,891,542	1.55
	UBS Finance, (Delaware),
	Inc	5.250–5.255%, 10/23/06–11/16/06	6,900,000	6,868,822	1.55
c	Wal-Mart Stores, Inc	5.200–5.220%, 10/17/06–12/19/06	6,819,000	6,785,956	1.53
	Other			37,589,053	8.50

				328,374,830	74.09

	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank
	(FHLB)	5.115–5.350%, 10/11/06–12/29/06	21,085,000	21,005,844	4.74
	Federal Home Loan Mortgage Corp
	(FHLMC)	5.130–5.280%, 10/02/06–11/21/06	19,882,000	19,792,185	4.46
	Federal National Mortgage Association
	(FNMA)	5.065–5.260%, 10/11/06–01/03/07	27,734,000	27,609,663	6.23

				68,407,692	15.43

	VARIABLE NOTES (i)
	International Business Machines Corp	5.364%, 06/28/07	5,000,000	5,001,676	1.13
	Suntrust	5.181%, 09/27/07	6,405,000	6,404,659	1.45
	Toyota Motor Credit Corp	5.270%, 10/10/06	5,000,000	4,999,997	1.13
	Other			4,001,944	0.90

				20,408,276	4.61

	TOTAL SHORT-TERM INVESTMENTS		(Cost $ 440,361,046)	440,361,046	99.35

	TOTAL PORTFOLIO		(Cost $ 440,361,046)	440,361,046	99.35
	OTHER ASSETS & LIABILITIES, NET			2,880,876	0.65

	NET ASSETS			$443,241,922	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

222 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

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2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 223

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006

	Growth & Income Fund	International Equity Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund

ASSETS
Portfolio investments, at cost	$164,579,687	$984,991,810	$16,276,099	$614,146,771	$244,938,405	$438,478,173
Net unrealized appreciation of portfolio investments	21,958,601	177,422,400	502,635	63,074,780	23,246,793	42,252,041

Portfolio investments, at value	186,538,288	1,162,414,210	16,778,734	677,221,551	268,185,198	480,730,214
Cash	—	—	—	457,513	—	94,990
Cash-foreign (cost $24,196, $19,422,952, $29,255, $152,312, $8,246 and $163,081 respectively)	23,829	18,100,993	29,450	154,366	8,236	160,611
Receivable from securities transactions	2,563,346	40,850,431	458,072	2,162,384	5,495,272	9,285,544
Receivable for Fund shares sold	443,885	4,964,344	28,602	2,919,207	507,764	1,793,017
Dividends and interest receivable	241,976	1,323,359	16,863	609,508	76,250	556,447
Due from investment advisor	151,148	100,628	133,767	17,869	60,120	18,693
Reclaims receivable	15,023	1,277,125	111	22,889	—	9,041

Total assets	189,977,495	1,229,031,090	17,445,599	683,565,287	274,332,840	492,648,557

LIABILITIES
Management fees payable	12,073	456,467	1,063	239,771	104,588	186,313
Service agreement fees payable	17,387	101,173	406	50,134	33,446	64,024
Due to affiliates	65,876	611,604	63,969	261,314	245,099	317,673
Cash overdrafts	284,064	5,624,579	141,220	—	616,856	—
Payable for securities transactions	2,553,952	38,162,039	427,872	11,020,155	5,722,304	9,966,078
Payable for Fund shares redeemed	—	515,258	5,327	354,501	335,522	46,295

Total liabilities	2,933,352	45,471,120	639,857	11,925,875	7,057,815	10,580,383

NET ASSETS	$187,044,143	$1,183,559,970	$16,805,742	$671,639,412	$267,275,025	$482,068,174

NET ASSETS CONSIST OF:
Paid-in-capital	$159,303,045	$871,022,001	$16,883,568	$574,312,668	$233,539,634	$395,955,392
Accumulated undistributed net investment income	353,653	11,756,810	59,534	7,037,276	331,252	3,356,870
Accumulated net realized gain (loss) on total investments	5,428,969	124,706,750	(640,222)	27,208,686	10,157,356	40,506,417
Net unrealized appreciation on total investments	21,958,476	176,074,409	502,862	63,080,782	23,246,783	42,249,495

NET ASSETS	$187,044,143	$1,183,559,970	$16,805,742	$671,639,412	$267,275,025	$482,068,174

TOTAL SHARES OUTSTANDING	21,435,807	87,489,942	1,736,644	43,059,723	15,849,738	26,099,318

RETIREMENT CLASS:
Net assets	$86,917,887	$519,869,878	$2,145,233	$257,286,803	$164,770,834	$318,024,148
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	9,926,400	37,886,236	221,871	16,411,036	9,783,776	17,182,132
Net asset value per share	$8.76	$13.72	$9.67	$15.68	$16.84	$18.51

INSTITUTIONAL CLASS:
Net assets	$97,493,798	$649,747,479	$12,464,552	$215,613,564	$34,088,281	$38,173,017
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,253,203	48,291,893	1,287,677	13,707,927	2,004,504	2,053,401
Net asset value per share	$8.66	$13.45	$9.68	$15.73	$17.01	$18.59

RETAIL CLASS:
Net assets	$2,632,458	$13,942,613	$2,195,957	$198,739,045	$68,415,910	$125,871,009
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	256,204	1,311,813	227,096	12,940,760	4,061,458	6,863,785
Net asset value per share	$10.27	$10.63	$9.67	$15.36	$16.85	$18.34

224 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 225

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	continued

	Small-Cap Equity Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	Equity Index Fund	S&P 500 Index Fund	Mid-Cap Growth Index Fund

ASSETS
Portfolio investments, at cost	$400,678,414	$552,158,980	$478,729,578	$479,064,314	$828,547,231	$38,753,153
Net unrealized appreciation of portfolio investments	16,288,441	42,866,382	75,539,022	162,448,380	105,198,645	7,645,195

Portfolio investments, at value	416,966,855	595,025,362	554,268,600	641,512,694	933,745,876	46,398,348
Cash	8,911	6,412	—	—	10,533	—
Cash-foreign (cost $—, $—, $—, $—, $— and $—, respectively)	—	—	—	—	—	—
Receivable from securities transactions	583,367	5,815,966	—	32,288	159,388	289,417
Receivable for Fund shares sold	1,229,752	1,486,092	2,190,437	365,944	1,306,676	21,918
Dividends and interest receivable	399,584	456,621	759,946	691,431	1,029,095	23,265
Due from investment advisor	72,831	19,732	16,787	46,303	5,830	138,200
Reclaims receivable	—	—	—	—	—	—

Total assets	419,261,300	602,810,185	557,235,770	642,648,660	936,257,398	46,871,148

LIABILITIES
Management fees payable	162,940	19,238	17,760	20,916	30,058	1,512
Service agreement fees payable	44,034	8,223	6,570	372	29,340	2,028
Due to affiliates	257,917	84,431	78,270	68,364	157,167	54,465
Cash overdrafts	—	—	310,812	336,183	—	273,680
Payable for securities transactions	618,589	7,043,158	1,526,361	71,409	2,716,633	6,401
Payable for Fund shares redeemed	318,498	16,536	1,066	100,062	37,669	157,346
Payable for variation margin on open futures contracts	38,690	943	3,316	881	2,341	—

Total liabilities	1,440,668	7,172,529	1,944,155	598,187	2,973,208	495,432

NET ASSETS	$417,820,632	$595,637,656	$555,291,615	$642,050,473	$933,284,190	$46,375,716

NET ASSETS CONSIST OF:
Paid-in-capital	$366,581,106	$549,071,946	$457,300,583	$474,484,709	$818,161,752	$36,050,170
Accumulated undistributed net investment income	1,030,923	4,850,985	9,247,007	7,937,953	10,868,131	232,149
Accumulated net realized gain (loss) on total investments	33,878,853	(1,150,713)	13,194,500	(2,820,332)	(957,022)	2,448,202
Net unrealized appreciation on total investments	16,329,750	42,865,438	75,549,525	162,448,143	105,211,329	7,645,195

NET ASSETS	$417,820,632	$595,637,656	$555,291,615	$642,050,473	$933,284,190	$46,375,716

TOTAL SHARES OUTSTANDING	26,505,892	50,301,671	34,840,483	63,589,504	60,811,416	3,245,653

RETIREMENT CLASS:
Net assets	$216,828,428	$42,719,273	$37,068,722	$1,909,035	$149,408,128	$10,120,613
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	13,787,257	3,585,613	2,303,647	186,356	9,771,302	710,222
Net asset value per share	$15.73	$11.91	$16.09	$10.24	$15.29	$14.25

INSTITUTIONAL CLASS:
Net assets	$115,273,302	$552,918,383	$518,222,893	$633,026,848	$783,876,062	$36,255,103
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,245,058	46,716,058	32,536,836	62,709,101	51,040,114	2,535,431
Net asset value per share	$15.91	$11.84	$15.93	$10.09	$15.36	$14.30

RETAIL CLASS:
Net assets	$85,718,902	—	—	$7,114,590	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,473,577	—	—	694,047	—	—
Net asset value per share	$15.66	—	—	$10.25	—	—

226 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 227

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	continued

	Mid-Cap Value Index Fund	Mid-Cap Blend Index Fund	Small-Cap Growth Index Fund	Small-Cap Value Index Fund	Small-Cap Blend Index Fund	International Equity Index Fund

ASSETS
Portfolio investments, at cost	$68,752,721	$87,218,573	$85,956,784	$94,745,179	$184,370,139	$349,887,984
Net unrealized appreciation of portfolio investments	10,950,149	20,667,915	12,095,531	10,895,105	25,433,293	89,674,318

Portfolio investments, at value	79,702,870	107,886,488	98,052,315	105,640,284	209,803,432	439,562,302
Cash	336,527	—	65,316	19,326	—	—
Cash-foreign (cost $—, $—, $—, $—, $— and $4,584,118, respectively)	—	—	—	—	—	4,573,798
Receivable from securities transactions	1,803,731	272,654	684,663	—	199,856	24,658,783
Receivable for Fund shares sold	272,337	1,076,432	25,195	321,289	855,570	1,736,956
Dividends and interest receivable	135,551	115,879	34,366	169,410	214,768	975,396
Due from investment advisor	136,559	171,367	149,963	137,706	154,133	81,917
Receivable for variation margin on open futures contracts	—	—	38	—	—	275,643

Total assets	82,387,575	109,522,820	99,011,856	106,288,015	211,227,759	471,864,795

LIABILITIES
Management fees payable	2,521	3,460	3,211	3,368	6,783	14,159
Service agreement fees payable	3,734	5,583	3,675	4,802	5,333	15,679
Due to affiliates	59,100	86,312	68,049	56,515	68,674	108,495
Cash overdrafts	—	14,965	—	—	7,464	4,763,925
Payable for securities transactions	2,698,206	624,229	720,024	899,181	778,950	24,794,906
Payable for Fund shares redeemed	—	17,366	121,452	104,986	3,000	70,180
Payable for variation margin on open futures contracts	4,200	2,582	—	15,035	6,049	—

Total liabilities	2,767,761	754,497	916,411	1,083,887	876,253	29,767,344

NET ASSETS	$79,619,814	$108,768,323	$98,095,445	$105,204,128	$210,351,506	$442,097,451

NET ASSETS CONSIST OF:
Paid-in-capital	$61,957,450	$82,313,259	$77,889,826	$83,255,002	$170,274,865	$341,872,961
Accumulated undistributed net investment income	894,705	862,739	255,163	1,080,621	1,380,006	7,390,066
Accumulated net realized gain on total investments	5,823,333	4,922,236	7,854,925	9,975,593	13,263,342	3,138,008
Net unrealized appreciation on total investments	10,944,326	20,670,089	12,095,531	10,892,912	25,433,293	89,696,416

NET ASSETS	$79,619,814	$108,768,323	$98,095,445	$105,204,128	$210,351,506	$442,097,451

TOTAL SHARES OUTSTANDING	4,899,422	6,303,588	6,726,513	7,257,699	13,530,372	22,801,629

RETIREMENT CLASS:
Net assets	$20,432,919	$29,583,742	$17,973,775	$26,014,102	$28,499,788	$82,536,631
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	1,245,920	1,705,135	1,172,070	1,777,019	1,829,082	4,202,949
Net asset value per share	$16.40	$17.35	$15.34	$14.64	$15.58	$19.64

INSTITUTIONAL CLASS:
Net assets	$59,186,895	$79,184,581	$80,121,670	$79,190,026	$181,851,718	$359,560,820
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	3,653,502	4,598,453	5,554,443	5,480,680	11,701,290	18,598,680
Net asset value per share	$16.20	$17.22	$14.42	$14.45	$15.54	$19.33

RETAIL CLASS:
Net assets	—	—	—	—	—	—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	—	—	—	—
Net asset value per share	—	—	—	—	—	—

228 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 229

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	continued

	Social Choice Equity Fund	Real Estate Securities Fund	Managed Allocation Fund II	Bond Fund	Bond Plus Fund II	Short-Term Bond Fund II

ASSETS
Portfolio investments, at cost	$200,476,458	$514,551,586	$17,405,993	$1,790,507,124	$60,984,528	$62,318,527
Net unrealized appreciation (depreciation) of portfolio investments	30,750,500	85,442,247	502,168	(7,279,232)	732,283	333,324

Portfolio investments, at value	231,226,958	599,993,833	17,908,161	1,783,227,892	61,716,811	62,651,851
Cash	4,850	—	53,544	10,322	1,066	8,416
Receivable from securities transactions	—	7,475,411	—	4,329,052	152,350	1,419,033
Receivable for Fund shares sold	358,246	956,564	16,714	1,399,081	154,993	139,906
Dividends and interest receivable	190,151	2,320,422	—	15,039,063	555,031	528,305
Due from investment advisor	88,506	16,626	65,271	47,057	118,767	116,110

Total assets	231,868,711	610,762,856	18,043,690	1,804,052,467	62,699,018	64,863,621

LIABILITIES
Management fees payable	27,728	246,225	—	409,122	15,017	12,709
Service agreement fees payable	15,954	39,705	1,699	223	347	448
Due to affiliates	91,585	338,201	64,958	172,758	58,701	57,912
Cash overdrafts	—	472,875	—	—	—	—
Payable for securities transactions	1,262,112	4,593,156	68,810	91,028,978	177,480	2,116,278
Payable for Fund shares redeemed	100,000	390,239	—	292,133	320	5,115

Total liabilities	1,497,379	6,080,401	135,467	91,903,214	251,865	2,192,462

NET ASSETS	$230,371,332	$604,682,455	$17,908,223	$1,712,149,253	$62,447,153	$62,671,159

NET ASSETS CONSIST OF:
Paid-in-capital	$195,297,363	$491,901,387	$17,419,956	$1,738,175,911	$61,784,885	$62,362,177
Accumulated undistributed (distributions in excess of) net investment income	2,317,390	(7,588,501)	707	—	5,206	14,577
Accumulated net realized gain (loss) on total investments	2,006,079	34,927,322	(14,608)	(18,747,426)	(75,221)	(38,919)
Net unrealized appreciation (depreciation) on total investments	30,750,500	85,442,247	502,168	(7,279,232)	732,283	333,324

NET ASSETS	$230,371,332	$604,682,455	$17,908,223	$1,712,149,253	$62,447,153	$62,671,159

TOTAL SHARES OUTSTANDING	21,080,984	39,214,658	1,766,619	171,760,073	6,183,621	6,238,534

RETIREMENT CLASS:
Net assets	$79,640,014	$197,156,935	$8,357,793	$1,269,800	$2,473,563	$2,473,093
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,188,805	12,593,181	825,373	125,389	244,531	245,787
Net asset value per share	$11.08	$15.66	$10.13	$10.13	$10.12	$10.06

INSTITUTIONAL CLASS:
Net assets	$129,712,330	$218,441,758	$2,045,697	$1,709,873,642	$57,392,839	$56,867,492
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,827,184	14,235,888	202,273	171,535,245	5,684,014	5,661,418
Net asset value per share	$10.97	$15.34	$10.11	$9.97	$10.10	$10.04

RETAIL CLASS:
Net assets	$21,018,988	$189,083,762	$7,504,733	$1,005,811	$2,580,751	$3,330,574
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,064,995	12,385,589	738,973	99,439	255,076	331,329
Net asset value per share	$10.18	$15.27	$10.16	$10.11	$10.12	$10.05

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Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	concluded

	High-Yield Fund II	Inflation-Linked Bond Fund	Money Market Fund

ASSETS
Portfolio investments, at cost	$62,229,746	$428,819,425	$440,361,046
Net unrealized appreciation (depreciation) of portfolio investments	(136,641)	(4,231,835)	—

Portfolio investments, at value	62,093,105	424,587,590	440,361,046
Cash	4,558	6,209,987	838,896
Receivable from securities transactions	498,406	—	—
Receivable from Fund shares sold	30,673	1,533,078	3,040,936
Dividends and interest receivable	1,129,341	2,830,011	144,973
Due from investment advisor	117,541	40,170	34,458

Total assets	63,873,624	435,200,836	444,420,309

LIABILITIES
Management fees payable	16,586	101,813	34,234
Service agreement fees payable	454	741	8,211
Due to affiliates	58,153	145,395	69,724
Cash overdrafts	—	—	—
Payable for securities transactions	881,006	6,738,748	988,255
Payable for Fund shares redeemed	467	8,113	68,914
Income distribution payable	—	—	9,049

Total liabilities	956,666	6,994,810	1,178,387

NET ASSETS	$62,916,958	$428,206,026	$443,241,922

NET ASSETS CONSIST OF:
Paid-in-capital	$63,251,960	$440,977,533	$443,253,073
Accumulated undistributed (distributions in excess of) net investment income	5,563	—	(9,047)
Accumulated net realized gain (loss) on total investments	(203,924)	(8,539,672)	(2,104)
Net unrealized appreciation (depreciation) on total investments	(136,641)	(4,231,835)	—

NET ASSETS	$62,916,958	$428,206,026	$443,241,922

TOTAL SHARES OUTSTANDING	6,343,780	42,564,179	443,270,307

RETIREMENT CLASS:
Net assets	$6,620,207	$5,660,932	$43,804,188
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	667,220	555,566	43,806,807
Net asset value per share	$9.92	$10.19	$1.00

INSTITUTIONAL CLASS:
Net assets	$53,478,077	$363,157,036	$272,119,464
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,393,059	36,027,113	272,137,696
Net asset value per share	$9.92	$10.08	$1.00

RETAIL CLASS:
Net assets	$2,818,674	$59,388,058	$127,318,270
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	283,501	5,981,500	127,325,804
Net asset value per share	$9.94	$9.93	$1.00

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006

	Growth & Income Fund	International Equity Fund	Large-Cap Growth Fund (a)	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund

INVESTMENT INCOME
Interest	$20,083	$—	$11,518	$38,301	$56,564	$56,020
Dividends	3,013,869	22,446,163	58,564	13,527,914	2,139,508	8,132,635
Other income (see Note 2)	125,109	—	—	—	—	—
Foreign taxes withheld	(9,104)	(2,003,893)	(712)	(50,997)	—	(57,410)

Total income	3,149,957	20,442,270	69,370	13,515,218	2,196,072	8,131,245

EXPENSES
Investment management fees	581,033	3,908,919	28,496	2,032,199	971,318	1,532,547
Service agreement fees – Retirement Class	200,934	1,010,814	1,188	529,501	475,436	807,640
Service agreement fees – Institutional Class	16,967	67,154	—	30,850	2,905	3,509
Service agreement fees – Retail Class	—	—	—	193,269	74,325	112,335
Distribution fees – Retail Class	210	1,021	182	28,168	11,220	17,538
Custody fees	24,068	334,775	9,716	32,431	19,446	24,003
Audit fees	45,268	45,268	31,667	45,268	45,268	45,268
Registration fees – Retirement Class	12,613	12,727	22,098	11,171	13,733	14,023
Registration fees – Institutional Class	15,325	18,215	23,277	15,239	14,014	12,737
Registration fees – Retail Class	23,215	21,212	22,086	13,679	13,442	13,338
Trustee fees and expenses	4,712	4,712	3,194	4,712	4,712	4,712
Fund administration fees	20,520	20,521	15,121	20,521	20,521	20,522
Transfer agency fees and expenses – Retirement Class	1,043	1,005	795	991	997	1,001
Transfer agency fees and expenses – Institutional Class	1,630	3,453	938	2,129	1,005	1,063
Transfer agency fees and expenses – Retail Class	636	4,058	465	70,504	86,127	107,946
Report printing and mailing fees – Retirement Class	26,271	60,058	1,257	43,252	47,647	53,301
Report printing and mailing fees – Institutional Class	13,679	37,367	1,224	11,753	4,914	6,121
Report printing and mailing fees – Retail Class	1,469	2,470	1,409	23,463	28,680	34,646
Legal fees	7,347	7,346	5,172	7,346	7,346	7,346
Interest expense	27,136	316,579	346	73,317	16,729	35,718
Other	—	12,300	—	7,199	2,830	3,313

Total expenses before expense reimbursement and fee waiver	1,024,076	5,889,974	168,631	3,196,962	1,862,615	2,858,627
Less: Expenses reimbursed by investment advisor	(151,148)	(100,628)	(133,767)	(17,869)	(60,120)	(18,693)
Fees waived by investment advisor and TPIS	(435,913)	(1,021)	(23,612)	(28,168)	(11,220)	(17,538)

Net expenses	437,015	5,788,325	11,252	3,150,925	1,791,275	2,822,396

Net investment income	2,712,942	14,653,945	58,118	10,364,293	404,797	5,308,849

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	9,255,556	137,918,091	(640,222)	41,051,401	10,505,083	40,827,872
Foreign currency transactions	470	(2,044,005)	(155)	(24,164)	(8,252)	(32,696)

Net realized gain (loss) on total investments	9,256,026	135,874,086	(640,377)	41,027,237	10,496,831	40,795,176

Change in unrealized appreciation (depreciation) on:
Portfolio investments	7,478,644	42,457,665	502,636	29,718,453	(7,409,581)	5,306,869
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(151)	(1,302,227)	226	6,367	(10)	(8,943)

Net change in unrealized appreciation (depreciation) on total investments	7,478,493	41,155,438	502,862	29,724,820	(7,409,591)	5,297,926

Net realized and unrealized gain (loss) on total investments	16,734,519	177,029,524	(137,515)	70,752,057	3,087,240	46,093,102

Net increase (decrease) in net assets resulting from operations	$19,447,461	$191,683,469	$(79,397)	$81,116,350	$3,492,037	$51,401,951

(a) For the period March 31, 2006 (commencement of operations) to September 30, 2006

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	continued

	Small-Cap Equity Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	Equity Index Fund	S&P 500 Index Fund	Mid-Cap Growth Index Fund

INVESTMENT INCOME
Interest	$77,871	$103,059	$74,003	$138,399	$238,707	$5,192
Dividends	4,231,774	6,653,163	12,652,387	11,270,502	14,516,279	340,290
Foreign taxes withheld	(4,029)	—	—	(330)	—	—

Total income	4,305,616	6,756,222	12,726,390	11,408,571	14,754,986	345,482

EXPENSES
Investment management fees	1,420,039	222,559	201,045	250,928	305,486	15,006
Service agreement fees – Retirement Class	561,388	86,461	25,865	1,588	326,901	13,536
Service agreement fees – Institutional Class	16,142	32,962	30,722	40,939	38,093	2,037
Service agreement fees – Retail Class	46,175	—	—	—	—	—
Distribution fees – Retail Class	12,237	—	—	534	—	—
Custody fees	73,141	43,341	32,784	42,073	53,928	17,619
Audit fees	45,269	45,268	45,268	45,268	45,268	45,268
Registration fees – Retirement Class	12,665	13,763	13,443	21,793	13,055	14,108
Registration fees – Institutional Class	15,661	28,901	29,221	24,407	21,121	29,053
Registration fees – Retail Class	12,873	—	—	23,098	—	—
Trustee fees and expenses	4,712	4,712	4,712	4,711	4,712	4,711
Fund administration fees	20,521	20,521	20,521	20,522	20,521	20,521
Transfer agency fees and expenses – Retirement Class	995	861	980	820	991	864
Transfer agency fees and expenses – Institutional Class	2,164	2,819	3,490	3,201	2,972	1,094
Transfer agency fees and expenses – Retail Class	79,182	—	—	1,058	—	—
Report printing and mailing fees – Retirement Class	50,116	12,998	5,086	1,266	33,529	4,432
Report printing and mailing fees – Institutional Class	22,717	12,521	16,691	18,190	18,482	4,587
Report printing and mailing fees – Retail Class	26,168	—	—	1,651	—	—
Legal fees	7,346	7,346	7,347	7,346	7,346	7,346
Interest expense	25,239	1,387	6,968	16,375	3,202	2,144
Other	—	—	1,668	—	5,701	—

Total expenses before expense reimbursement	2,454,750	536,420	445,811	525,768	901,308	182,326
Less: Expenses reimbursed by investment advisor	(72,831)	(19,732)	(16,787)	(46,303)	(5,830)	(138,200)
Fees waived by investment advisor and TPIS	(12,237)	—	—	(534)	—	—

Net expenses	2,369,682	516,688	429,024	478,931	895,478	44,126

Net investment income	1,935,934	6,239,534	12,297,366	10,929,640	13,859,508	301,356

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	39,051,751	6,532,580	28,053,663	39,907,935	18,251,961	2,468,451
Futures transactions	(22,739)	272,807	82,454	185,648	(178,547)	211

Net realized gain on total investments	39,029,012	6,805,387	28,136,117	40,093,583	18,073,414	2,468,662

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(5,952,279)	17,045,784	28,856,437	9,875,766	51,344,294	(164,831)
Futures transactions	41,309	(944)	10,503	(237)	(4,283)	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	—	—	—	—

Net change in unrealized appreciation (depreciation) on total investments	(5,910,970)	17,044,840	28,866,940	9,875,529	51,340,011	(164,831)

Net realized and unrealized gain on total investments	33,118,042	23,850,227	57,003,057	49,969,112	69,413,425	2,303,831

Net increase in net assets resulting from operations	$35,053,976	$30,089,761	$69,300,423	$60,898,752	$83,272,933	$2,605,187

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	continued

	Mid-Cap Value Index Fund	Mid-Cap Blend Index Fund	Small-Cap Growth Index Fund	Small-Cap Value Index Fund	Small-Cap Blend Index Fund	International Equity Index Fund

INVESTMENT INCOME
Interest	$12,788	$15,164	$16,887	$18,244	$45,295	$60,372
Dividends	1,290,237	1,352,111	454,852	1,555,675	2,136,037	9,838,184
Foreign taxes withheld	—	—	(45)	(924)	(1,051)	(677,021)

Total income	1,303,025	1,367,275	471,694	1,572,995	2,180,281	9,221,535

EXPENSES
Investment management fees	23,920	35,213	37,330	34,049	73,785	133,992
Service agreement fees – Retirement Class	21,589	46,717	32,783	25,356	26,328	74,626
Service agreement fees – Institutional Class	3,228	4,429	5,223	4,817	10,851	25,841
Distributions fees – Retail Class	—	—	—	—	—	—
Custody fees	23,504	39,948	39,340	30,595	60,329	258,593
Audit fees	45,268	45,268	45,268	45,268	45,268	45,268
Registration fees – Retirement Class	14,099	14,645	15,067	13,909	14,861	13,728
Registration fees – Institutional Class	28,552	28,018	28,595	28,752	30,446	28,934
Registration fees – Retail Class	—	—	—	—	—	—
Trustee fees and expenses	4,712	4,712	4,712	4,712	4,711	4,712
Fund administration fees	20,521	20,521	20,521	20,521	20,521	20,521
Transfer agency fees and expenses – Retirement Class	875	974	978	983	760	982
Transfer agency fees and expenses – Institutional Class	1,175	1,565	1,000	1,046	3,702	2,724
Report printing and mailing fees – Retirement Class	4,691	9,227	6,531	5,274	5,510	7,945
Report printing and mailing fees – Institutional Class	5,517	29,353	4,377	6,931	19,455	21,577
Legal fees	7,347	7,346	7,346	7,346	7,347	7,347
Interest expense	1,911	2,654	9,706	2,669	5,233	15,155

Total expenses before expense reimbursement	206,909	290,590	258,777	232,228	329,107	661,945
Less: Expenses reimbursed by investment advisor	(136,559)	(171,367)	(149,963)	(137,706)	(154,133)	(81,917)
Fees waived by investment advisor and TPIS	—	—	—	—	—	—

Net expenses	70,350	119,223	108,814	94,522	174,974	580,028

Net investment income	1,232,675	1,248,052	362,880	1,478,473	2,005,307	8,641,507

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	5,796,254	5,154,190	8,247,341	10,229,929	22,196,198	4,173,029
Futures transactions	13,166	(7,608)	(19,125)	2,514	(37,651)	(10,398)

Net realized gain on total investments	5,809,420	5,146,582	8,228,216	10,232,443	22,158,547	4,162,631

Change in unrealized appreciation (depreciation) on:
Portfolio investments	141,595	1,173,688	(5,393,088)	(962,410)	(7,492,201)	44,039,387
Futures transactions	(5,823)	2,174	—	(2,193)	—	32,854

Net change in unrealized appreciation (depreciation) on total investments	135,772	1,175,862	(5,393,088)	(964,603)	(7,492,201)	44,072,241

Net realized and unrealized gain on total investments	5,945,192	6,322,444	2,835,128	9,267,840	14,666,346	48,234,872

Net increase in net assets resulting from operations	$7,177,867	$7,570,496	$3,198,008	$10,746,313	$16,671,653	$56,876,379

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	continued

	Social Choice Equity Fund	Real Estate Securities Fund	Managed Allocation Fund II (a)	Bond Fund	Bond Plus Fund II (a)	Short-Term Bond Fund II (a)

INVESTMENT INCOME
Interest	$43,283	$124,169	$4,624	$78,675,890	$1,526,104	$1,476,894
Dividends	3,321,600	15,493,036	109,351	—	—	—
Other income (see Note 2)	215,033	—	—	—	—	—
Foreign taxes withheld	(458)	(27,747)	—	—	—	—

Total income	3,579,458	15,589,458	113,975	78,675,890	1,526,104	1,476,894

EXPENSES
Investment management fees	223,269	2,030,304	—	3,600,946	83,169	71,324
Service agreement fees – Retirement Class	179,514	420,500	4,962	847	1,449	1,565
Service agreement fees – Institutional Class	8,010	32,207	—	201,944	—	—
Service agreement fees – Retail Class	—	171,428	—	—	—	—
Distribution fees – Retail Class	986	25,384	511	98	219	289
Custody fees	16,423	19,811	1,834	58,088	4,821	3,189
Audit fees	45,267	45,268	31,667	45,268	31,667	31,667
Registration fees – Retirement Class	14,264	10,219	680	22,590	22,015	22,016
Registration fees – Institutional Class	20,140	17,214	361	18,918	23,473	23,460
Registration fees – Retail Class	24,250	13,655	591	22,390	21,973	21,985
Trustee fees and expenses	4,712	4,712	3,194	4,712	3,194	3,194
Fund administration fees	20,521	20,521	15,121	20,521	15,121	15,121
Transfer agency fees and expenses – Retirement Class	976	1,025	728	297	423	516
Transfer agency fees and expenses – Institutional Class	1,216	4,007	630	4,104	555	471
Transfer agency fees and expenses – Retail Class	574	137,274	914	160	387	352
Report printing and mailing fees – Retirement Class	22,351	37,529	1,246	1,249	1,256	1,266
Report printing and mailing fees – Institutional Class	6,732	33,616	1,224	42,656	1,224	1,300
Report printing and mailing fees – Retail Class	1,440	42,402	1,596	1,289	1,383	1,369
Legal fees	7,346	7,346	5,172	7,346	5,172	5,173
Interest expense	2,686	24,357	313	29,349	775	449
Other	—	4,362	—	6,570	—	—

Total expenses before expense reimbursement	600,677	3,103,141	70,744	4,089,342	218,276	204,706
Less: Expenses reimbursed by investment advisor	(88,506)	(16,626)	(65,271)	(47,057)	(118,767)	(116,110)
Fees waived by investment advisor and TPIS	(986)	(25,384)	(511)	(98)	(219)	(289)

Net expenses	511,185	3,061,131	4,962	4,042,187	99,290	88,307

Net investment income	3,068,273	12,528,327	109,013	74,633,703	1,426,814	1,388,587

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss) on portfolio investments	3,768,735	34,716,468	(14,608)	(18,497,687)	(75,221)	(38,919)

Net realized gain (loss) on total investments	3,768,735	34,716,468	(14,608)	(18,497,687)	(75,221)	(38,919)

Change in unrealized appreciation on:
Portfolio investments	11,331,970	68,908,535	502,168	45,843	732,283	333,324

Net change in unrealized appreciation on total investments	11,331,970	68,908,535	502,168	45,843	732,283	333,324

Net realized and unrealized gain (loss) on total investments	15,100,705	103,625,003	487,560	(18,451,844)	657,062	294,405

Net increase in net assets resulting from operations	$18,168,978	$116,153,330	$596,573	$56,181,859	$2,083,876	$1,682,992

(a) For the period March 31, 2006 (commencement of operations) to September 30, 2006

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	concluded

	High-Yield Fund II (a)	Inflation-Linked Bond Fund	Money Market Fund

INVESTMENT INCOME
Interest	$2,016,334	$23,995,476	$13,072,775

Total income	2,016,334	23,995,476	13,072,775

EXPENSES
Investment management fees	93,229	964,434	227,744
Service agreement fees – Retirement Class	1,325	2,010	19,085
Service agreement fees – Institutional Class	—	34,374	20,752
Service agreement fees – Retail Class	—	42,073	—
Distribution fees – Retail Class	235	9,376	7,463
Custody fees	3,648	26,517	9,228
Audit fees	31,667	45,268	45,268
Registration fees – Retirement Class	22,010	12,893	22,760
Registration fees – Institutional Class	23,473	18,865	22,069
Registration fees – Retail Class	21,978	21,537	23,224
Trustee fees and expenses	3,194	4,712	4,712
Fund administration fees	15,121	20,521	20,521
Transfer agency fees and expenses – Retirement Class	435	772	878
Transfer agency fees and expenses – Institutional Class	473	3,745	1,574
Transfer agency fees and expenses – Retail Class	416	58,266	4,166
Report printing and mailing fees – Retirement Class	1,267	1,272	1,374
Report printing and mailing fees – Institutional Class	1,310	20,788	3,172
Report printing and mailing fees – Retail Class	1,398	18,595	3,084
Legal fees	5,172	7,346	7,346
Interest expense	211	1,337	506
Other	—	2,997	—

Total expenses before expense reimbursement	226,562	1,317,698	444,926
Less: Expenses reimbursed by investment advisor	(117,541)	(40,170)	(34,458)
Fees waived by investment advisor and TPIS	(235)	(9,376)	(7,463)

Net expenses	108,786	1,268,152	403,005

Net investment income	1,907,548	22,727,324	12,669,770

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized loss on portfolio investments	(203,924)	(5,087,836)	—

Net realized loss on total investments	(203,924)	(5,087,836)	—

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(136,641)	(10,630,075)	—

Net change in unrealized appreciation (depreciation) on total investments	(136,641)	(10,630,075)	—

Net realized and unrealized gain (loss) on total investments	(340,565)	(15,717,911)	—

Net increase in net assets resulting from operations	$1,566,983	$7,009,413	$12,669,770

(a) For the period March 31, 2006 (commencement of operations) to September 30, 2006

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund		International Equity Fund

	For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$2,712,942	$8,566,055	$14,653,945	$13,998,028
Net realized gain on total investments	9,256,026	49,018,882	135,874,086	57,029,718
Net change in unrealized appreciation (depreciation) on total investments	7,478,493	7,288,420	41,155,438	103,464,742

Net increase from operations	19,447,461	64,873,357	191,683,469	174,492,488

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(976,992)	(660,128)	(3,040,040)	(1,122,943)
Institutional Class	(1,693,874)	(7,851,563)	(11,356,516)	(10,359,425)
Retail Class	(10,738)	—	(74)	—
From realized gains:
Retirement Class	(8,057,539)	—	(18,153,995)	(5,791,476)
Institutional Class	(12,583,348)	—	(44,227,288)	(29,220,492)

Total distributions	(23,322,491)	(8,511,691)	(76,777,913)	(46,494,336)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	29,900,136	17,923,333	248,158,694	129,565,700
Institutional Class	(41,467,183)	(535,731,372)	(92,901,214)	35,952,899
Retail Class	2,555,889	—	13,520,414	—

Net increase (decrease) from shareholder transactions	(9,011,158)	(517,808,039)	168,777,894	165,518,599

Net increase (decrease) in net assets	(12,886,188)	(461,446,373)	283,683,450	293,516,751

NET ASSETS
Beginning of period	199,930,331	661,376,704	899,876,520	606,359,769

End of period	$187,044,143	$199,930,331	$1,183,559,970	$899,876,520

Accumulated undistributed net investment income included in net assets	$353,653	$321,857	$11,756,810	$12,366,237

244 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 245

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Fund	Large-Cap Value Fund		Mid-Cap Growth Fund

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

		For the Years Ended September 30,		For the Years Ended September 30,

		2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$58,118	$10,364,293	$8,126,702	$404,797	$153,627
Net realized gain/(loss) on total investments	(640,377)	41,027,237	18,807,580	10,496,831	7,562,870
Net change in unrealized appreciation (depreciation) on total investments	502,862	29,724,820	20,791,519	(7,409,591)	25,864,871

Net increase (decrease) from operations	(79,397)	81,116,350	47,725,801	3,492,037	33,581,368

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	(2,824,654)	(1,097,233)	(45,233)	(11,097)
Institutional Class	—	(3,407,805)	(609,115)	(23,072)	(4,045)
Retail Class	—	(3,457,937)	(2,564,264)	(27,161)	(10,976)
From realized gains:
Retirement Class	—	(5,512,631)	(6,828,007)	(4,025,746)	(3,711,805)
Institutional Class	—	(7,695,253)	(2,612,883)	(564,834)	(200,800)
Retail Class	—	(5,853,266)	(10,253,950)	(1,769,595)	(2,178,840)

Total distributions	—	(28,751,546)	(23,965,452)	(6,455,641)	(6,117,563)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,591,180	81,264,925	82,899,732	35,479,167	41,272,308
Institutional Class	3,646,801	(20,787,957)	178,632,510	12,694,755	14,792,202
Retail Class	1,647,158	12,474,512	23,261,354	6,832,339	4,911,674

Net increase from shareholder transactions	6,885,139	72,951,480	284,793,596	55,006,261	60,976,184

Net increase in net assets	6,805,742	125,316,284	308,553,945	52,042,657	88,439,989

NET ASSETS
Beginning of period	10,000,000	546,323,128	237,769,183	215,232,368	126,792,379

End of period	$16,805,742	$671,639,412	$546,323,128	$267,275,025	$215,232,368

Accumulated undistributed net investment income included in net assets	$59,534	$7,037,276	$6,382,335	$331,252	$30,173

246 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 247

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund		Small-Cap Equity Fund		Large-Cap Growth Index Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$5,308,849	$4,131,226	$1,935,934	$2,758,231	$6,239,534	$3,122,742
Net realized gain on total investments	40,795,176	20,710,371	39,029,012	29,255,482	6,805,387	3,057,515
Net change in unrealized appreciation (depreciation) on total investments	5,297,926	31,108,085	(5,910,970)	10,982,680	17,044,840	19,586,877

Net increase from operations	51,401,951	55,949,682	35,053,976	42,996,393	30,089,761	25,767,134

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,362,979)	(1,286,451)	(1,198,732)	(953,805)	(291,428)	(111,688)
Institutional Class	(337,653)	(131,368)	(808,040)	(427,052)	(3,857,286)	(495,578)
Retail Class	(1,264,477)	(574,234)	(559,437)	(548,919)	—	—
From realized gains:
Retirement Class	(14,009,758)	(5,210,126)	(14,944,948)	(6,744,075)	(165,854)	(333,292)
Institutional Class	(1,295,340)	(339,829)	(10,097,939)	(2,485,359)	(2,971,126)	(618,001)
Retail Class	(5,164,414)	(2,013,759)	(6,166,048)	(3,005,164)	—	—

Total distributions	(25,434,621)	(9,555,767)	(33,775,144)	(14,164,374)	(7,285,694)	(1,558,559)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	34,622,475	143,264,165	47,112,214	40,939,664	18,919,328	2,360,980
Institutional Class	10,152,764	14,397,497	(3,343,015)	61,943,848	66,751,963	406,387,002
Retail Class	23,489,396	42,764,509	14,308,379	2,937,113	—	—

Net increase from shareholder transactions	68,264,635	200,426,171	58,077,578	105,820,625	85,671,291	408,747,982

Net increase in net assets	94,231,965	246,820,086	59,356,410	134,652,644	108,475,358	432,956,557

NET ASSETS
Beginning of period	387,836,209	141,016,123	358,464,222	223,811,578	487,162,298	54,205,741

End of period	$482,068,174	$387,836,209	$417,820,632	$358,464,222	$595,637,656	$487,162,298

Accumulated undistributed net investment income included in net assets	$3,356,870	$3,227,548	$1,030,923	$1,590,953	$4,850,985	$2,776,753

248 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 249

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund		Equity Index Fund		S&P 500 Index Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$12,297,366	$7,393,161	$10,929,640	$13,393,093	$13,859,508	$7,863,922
Net realized gain on total investments	28,136,117	10,420,084	40,093,583	68,506,940	18,073,414	828,003
Net change in unrealized appreciation on total investments	28,866,940	22,679,507	9,875,529	11,654,386	51,340,011	35,752,914

Net increase from operations	69,300,423	40,492,752	60,898,752	93,554,419	83,272,933	44,444,839

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(16,402)	(4,831)	—	—	(1,551,580)	(856,206)
Institutional Class	(9,140,901)	(3,214,060)	(10,348,360)	(13,454,920)	(7,482,298)	(2,807,765)
Retail Class	—	—	—	—	—	—
From realized gains:
Retirement Class	(45,355)	(7,977)	—	—	(223,786)	(978,521)
Institutional Class	(10,016,735)	(4,612,657)	(39,398,708)	—	(1,234,349)	(2,736,919)

Total distributions	(19,219,393)	(7,839,525)	(49,747,068)	(13,454,920)	(10,492,013)	(7,379,411)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	34,515,797	537,108	1,831,462	—	40,382,169	37,635,147
Institutional Class	36,533,943	258,518,781	15,890,190	(240,465,862)	194,714,086	328,171,707
Retail Class	—	—	6,836,617	—	—	—

Net increase (decrease) from shareholder transactions	71,049,740	259,055,889	24,558,269	(240,465,862)	235,096,255	365,806,854

Net increase (decrease) in net assets	121,130,770	291,709,116	35,709,953	(160,366,363)	307,877,175	402,872,282

NET ASSETS
Beginning of period	434,160,845	142,451,729	606,340,520	766,706,883	625,407,015	222,534,733

End of period	$555,291,615	$434,160,845	$642,050,473	$606,340,520	$933,284,190	$625,407,015

Accumulated undistributed net investment income included in net assets	$9,247,007	$6,205,374	$7,937,953	$7,626,281	$10,868,131	$6,063,460

250 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 251

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund		Mid-Cap Value Index Fund		Mid-Cap Blend Index Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$301,356	$148,358	$1,232,675	$918,305	$1,248,052	$882,212
Net realized gain on total investments	2,468,662	2,130,293	5,809,420	5,802,714	5,146,582	4,048,806
Net change in unrealized appreciation (depreciation) on total investments	(164,831)	3,327,584	135,772	2,985,120	1,175,862	8,257,146

Net increase from operations	2,605,187	5,606,235	7,177,867	9,706,139	7,570,496	13,188,164

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,344)	(1,403)	(13,341)	(3,940)	(63,897)	(7,358)
Institutional Class	(170,938)	(119,063)	(900,970)	(780,897)	(849,050)	(734,518)
From realized gains:
Retirement Class	(158,175)	(35,368)	(480,792)	(14,739)	(608,673)	(43,636)
Institutional Class	(1,965,669)	(2,423,070)	(5,327,412)	(2,467,289)	(3,638,956)	(2,657,921)

Total distributions	(2,298,126)	(2,578,904)	(6,722,515)	(3,266,865)	(5,160,576)	(3,443,433)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	9,626,453	58,554	19,603,075	52,517	22,615,949	5,156,933
Institutional Class	6,565,851	2,554,146	11,852,779	4,006,511	12,708,518	5,861,951

Net increase from shareholder transactions	16,192,304	2,612,700	31,455,854	4,059,028	35,324,467	11,018,884

Net increase in net assets	16,499,365	5,640,031	31,911,206	10,498,302	37,734,387	20,763,615

NET ASSETS
Beginning of period	29,876,351	24,236,320	47,708,608	37,210,306	71,033,936	50,270,321

End of period	$46,375,716	$29,876,351	$79,619,814	$47,708,608	$108,768,323	$71,033,936

Accumulated undistributed net investment income included in net assets	$232,149	$108,453	$894,705	$608,776	$862,739	$604,634

252 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 253

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund		Small-Cap Value Index Fund		Small-Cap Blend Index Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$362,880	$354,151	$1,478,473	$1,243,026	$2,005,307	$1,766,810
Net realized gain on total investments	8,228,216	4,881,713	10,232,443	7,809,401	22,158,547	16,240,188
Net change in unrealized appreciation (depreciation) on total investments	(5,393,088)	6,498,713	(964,603)	2,072,527	(7,492,201)	4,752,208

Net increase from operations	3,198,008	11,734,577	10,746,313	11,124,954	16,671,653	22,759,206

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,396)	(948)	(19,221)	(4,224)	(4,320)	(3,023)
Institutional Class	(317,612)	(204,126)	(1,035,285)	(1,028,959)	(1,480,123)	(1,319,515)
From realized gains:
Retirement Class	(176,583)	(41,105)	(267,840)	(94,617)	(166,724)	(25,309)
Institutional Class	(4,656,209)	(8,156,193)	(7,304,501)	(8,271,258)	(14,634,491)	(9,275,848)

Total distributions	(5,153,800)	(8,402,372)	(8,626,847)	(9,399,058)	(16,285,658)	(10,623,695)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	17,693,292	1,298,837	23,358,605	1,683,386	28,344,675	48,526
Institutional Class	4,096,303	7,905,205	6,013,811	6,708,212	24,868,165	14,975,298

Net increase from shareholder transactions	21,789,595	9,204,042	29,372,416	8,391,598	53,212,840	15,023,824

Net increase in net assets	19,833,803	12,536,247	31,491,882	10,117,494	53,598,835	27,159,335

NET ASSETS
Beginning of period	78,261,642	65,725,395	73,712,246	63,594,752	156,752,671	129,593,336

End of period	$98,095,445	$78,261,642	$105,204,128	$73,712,246	$210,351,506	$156,752,671

Accumulated undistributed net investment income included in net assets	$255,163	$232,509	$1,080,621	$680,373	$1,380,006	$1,042,685

254 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 255

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund		Social Choice Equity Fund		Real Estate Securities Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$8,641,507	$3,623,590	$3,068,273	$2,488,203	$12,528,327	$16,368,143
Net realized gain (loss) on total investments	4,162,631	1,456,121	3,768,735	(1,728,050)	34,716,468	63,570,292
Net change in unrealized appreciation on total investments	44,072,241	27,065,130	11,331,970	17,542,015	68,908,535	7,727,166

Net increase from operations	56,876,379	32,144,841	18,168,978	18,302,168	116,153,330	87,665,601

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(23,441)	(10,638)	(603,003)	(410,302)	(5,240,165)	(4,563,855)
Institutional Class	(4,419,675)	(1,814,012)	(1,627,747)	(1,436,827)	(8,754,841)	(8,110,863)
Retail Class	—	—	—	—	(5,876,764)	(5,271,151)
From realized gains:
Retirement Class	(41,165)	(17,980)	—	(126,247)	(14,120,867)	(11,274,581)
Institutional Class	(2,332,838)	(1,051,397)	(8,897)	(387,375)	(25,450,238)	(16,888,289)
Retail Class	—	—	—	—	(16,655,851)	(13,830,527)

Total distributions	(6,817,119)	(2,894,027)	(2,239,647)	(2,360,751)	(76,098,726)	(59,939,266)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	77,804,060	296,519	23,541,681	17,413,087	34,451,626	75,717,652
Institutional Class	75,133,801	133,196,049	5,442,061	20,345,027	(37,325,885)	69,058,231
Retail Class	—	—	20,111,631	—	16,096,896	45,035,627

Net increase from shareholder transactions	152,937,861	133,492,568	49,095,373	37,758,114	13,222,637	189,811,510

Net increase in net assets	202,997,121	162,743,382	65,024,704	53,699,531	53,277,241	217,537,845

NET ASSETS
Beginning of period	239,100,330	76,356,948	165,346,628	111,647,097	551,405,214	333,867,369

End of period	$442,097,451	$239,100,330	$230,371,332	$165,346,628	$604,682,455	$551,405,214

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$7,390,066	$3,197,703	$2,317,390	$1,544,830	$(7,588,501)	$(2,545,553)

256 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 257

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Managed Allocation Fund II	Bond Fund		Bond Plus Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006			For the Period March 31, 2006 (commencement of operations) to September 30, 2006

		For the Years Ended September 30,

		2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$109,013	$74,633,703	$48,915,414	$1,426,814
Net realized gain (loss) on total investments	(14,608)	(18,497,687)	2,174,153	(75,221)
Net change in unrealized appreciation (depreciation) on total investments	502,168	45,843	(17,703,106)	732,283

Net increase from operations	596,573	56,181,859	33,386,461	2,083,876

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(43,044)	(15,821)	—	(28,583)
Institutional Class	(22,367)	(74,738,467)	(49,200,320)	(1,359,303)
Retail Class	(43,078)	(15,787)	—	(38,000)
From realized gains:
Institutional Class	—	—	(5,118,504)	—
From return of capital	—	—	(1,433,689)	—

Total distributions	(108,489)	(74,770,075)	(55,752,513)	(1,425,886)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	7,591,354	1,256,028	—	1,951,265
Institutional Class	22,368	272,554,132	546,910,968	7,793,114
Retail Class	6,806,417	996,278	—	2,044,784

Net increase from shareholder transactions	14,420,139	274,806,438	546,910,968	11,789,163

Net increase in net assets	14,908,223	256,218,222	524,544,916	12,447,153

NET ASSETS
Beginning of period	3,000,000	1,455,931,031	931,386,115	50,000,000

End of period	$17,908,223	$1,712,149,253	$1,455,931,031	$62,447,153

Accumulated undistributed net investment income included in net assets	$707	$—	$—	$5,206

258 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 259

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Short-Term Bond Fund II	High-Yield Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,388,587	$1,907,548
Net realized loss on total investments	(38,919)	(203,924)
Net change in unrealized appreciation (depreciation) on total investments	333,324	(136,641)

Net increase from operations	1,682,992	1,566,983

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(29,094)	(33,526)
Institutional Class	(1,302,620)	(1,814,927)
Retail Class	(46,825)	(57,676)

Total distributions	(1,378,539)	(1,906,129)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,958,004	6,103,785
Institutional Class	7,601,211	4,852,949
Retail Class	2,807,491	2,299,370

Net increase from shareholder transactions	12,366,706	13,256,104

Net increase in net assets	12,671,159	12,916,958

NET ASSETS
Beginning of period	50,000,000	50,000,000

End of period	$62,671,159	$62,916,958

Accumulated undistributed net investment income included in net assets	$14,577	$5,563

260 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 261

Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	concluded

	Inflation-Linked Bond Fund		Money Market Fund

	For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$22,727,324	$17,716,055	$12,669,770	$5,029,420
Net realized gain on total investments	(5,087,836)	9,657,887	—	(373)
Net change in unrealized appreciation (depreciation) on total investments	(10,630,075)	(6,014,111)	—	—

Net increase from operations	7,009,413	21,359,831	12,669,770	5,029,047

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(47,939)	—	(386,577)	—
Institutional Class	(19,233,557)	(14,841,929)	(10,984,901)	(5,029,392)
Retail Class	(3,439,792)	(2,873,776)	(1,324,571)	—
From realized gains:
Institutional Class	(6,830,377)	(5,913,107)	—	—
Retail Class	(1,372,582)	(763,852)	—	—

Total distributions	(30,924,247)	(24,392,664)	(12,696,049)	(5,029,392)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	5,630,426	—	43,806,807	—
Institutional Class	57,364,066	(53,715,287)	71,590,617	20,770,581
Retail Class	(6,786,084)	(25,180,291)	127,325,804	—

Net increase (decrease) from shareholder transactions	56,208,408	(78,895,578)	242,723,228	20,770,581

Net increase (decrease) in net assets	32,293,574	(81,928,411)	242,696,949	20,770,236

NET ASSETS
Beginning of period	395,912,452	477,840,863	200,544,973	179,774,737

End of period	$428,206,026	$395,912,452	$443,241,922	$200,544,973

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$—	$350	$(9,047)	$27

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Growth & Income Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.12	$8.16	$7.39	$6.14	$9.05	$8.12	$7.36	$6.14	$7.91	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.13	0.10	0.07	0.14	0.18	0.12	0.10	0.09	0.08
Net realized and unrealized gain (loss) on total investments	0.77	0.95	0.75	1.22	0.76	0.93	0.76	1.22	(1.78)	0.24

Total gain (loss) from investment operations	0.89	1.08	0.85	1.29	0.90	1.11	0.88	1.32	(1.69)	0.32

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.08)	(0.04)	(0.15)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)
Net realized gains	(1.14)	—	—	—	(1.14)	—	—	—	—	—

Total distributions	(1.25)	(0.12)	(0.08)	(0.04)	(1.29)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)

Net asset value, end of period	$8.76	$9.12	$8.16	$7.39	$8.66	$9.05	$8.12	$7.36	$6.14	$10.27

TOTAL RETURN	10.62%	13.32%	11.47%	21.14%	10.87%	13.70%	11.89%	21.62%	(21.51)%	3.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$86,918	$58,731	$35,874	$8,027	$97,494	$141,199	$625,503	$505,404	$376,529	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.46%	0.53%	0.48%	0.42%	0.15%	0.14%	0.15%	0.29%	4.10	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.46%	0.44%	0.47%	0.13%	0.15%	0.14%	0.14%	0.22%	0.43	%(b)
Ratio of net investment income to average net assets	1.36%	1.43%	1.17%	1.02%	1.58%	2.04%	1.46%	1.48%	1.18%	1.55	%(b)
Portfolio turnover rate	133%	223%	77%	150%	133%	223%	77%	150%	128%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.41	$10.49	$8.65	$6.86	$12.17	$10.29	$8.56	$6.86	$8.08	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.19	0.17	0.13	0.19	0.21	0.20	0.17	0.15	0.05
Net realized and unrealized gain (loss) on total investments	2.13	2.40	1.69	1.66	2.15	2.43	1.69	1.65	(1.29)	0.58

Total gain (loss) from investment operations	2.29	2.59	1.86	1.79	2.34	2.64	1.89	1.82	(1.14)	0.63

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.02)	—	(0.22)	(0.20)	(0.16)	(0.12)	(0.08)	—
Net realized gains	(0.84)	(0.56)	—	—	(0.84)	(0.56)	—	—	—	—

Total distributions	(0.98)	(0.67)	(0.02)	—	(1.06)	(0.76)	(0.16)	(0.12)	(0.08)	—

Net asset value, end of period	$13.72	$12.41	$10.49	$8.65	$13.45	$12.17	$10.29	$8.56	$6.86	$10.63

TOTAL RETURN	19.68%	25.34%	21.45%	26.15%	20.60%	26.45%	22.17%	26.90%	(14.28)%	6.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$519,870	$231,867	$77,400	$9,863	$649,747	$668,009	$528,959	$370,026	$205,899	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.56%	0.58%	0.61%	0.45%	0.21%	0.20%	0.27%	0.44%	1.36	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.56%	0.55%	0.54%	0.45%	0.21%	0.20%	0.20%	0.29%	0.80	%(b)
Ratio of net investment income to average net assets	1.27%	1.67%	1.63%	1.61%	1.48%	1.89%	1.98%	2.20%	1.80%	0.94	%(b)
Portfolio turnover rate	164%	147%	151%	156%	164%	147%	151%	156%	78%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Fund

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.03		0.05		0.03
Net realized and unrealized gain (loss) on total investments	(0.36)		(0.37)		(0.36)

Total gain (loss) from investment operations	(0.33)		(0.32)		(0.33)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$9.67		$9.68		$9.67

TOTAL RETURN	(3.30	)%(c)	(3.20	)%(c)	(3.30	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,145		$12,465		$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	6.76	%(b)	1.97	%(b)	5.35	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38	%(b)	0.13	%(b)	0.43	%(b)
Ratio of net investment income to average net assets	0.69	%(b)	0.97	%(b)	0.61	%(b)
Portfolio turnover rate	81%		81%		81%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class						Institutional Class						Retail Class

					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,						For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004	2003			2006	2005	2004	2003			2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.43	$13.41	$11.55	$9.16	$10.00		$14.41	$13.40	$11.59	$9.16	$10.00		$14.17	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.26	0.24	0.21	0.01		0.27	0.30	0.28	0.25	0.01		0.25	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.75	1.90	2.23	2.24	(0.85)		1.75	1.92	2.22	2.22	(0.85)		1.71	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.98	2.16	2.47	2.45	(0.84)		2.02	2.22	2.50	2.47	(0.84)		1.96	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.25)	(0.16)	(0.06)	(0.06)	—		(0.22)	(0.23)	(0.14)	(0.04)	—		(0.29)	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.48)	(0.98)	(0.55)	—	—		(0.48)	(0.98)	(0.55)	—	—		(0.48)	(0.98)	(0.55)	—	—

Total distributions	(0.73)	(1.14)	(0.61)	(0.06)	—		(0.70)	(1.21)	(0.69)	(0.04)	—		(0.77)	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$15.68	$14.43	$13.41	$11.55	$9.16		$15.73	$14.41	$13.40	$11.59	$9.16		$15.36	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	14.21%	16.23%	21.59%	26.94%	(8.40	) %	14.47%	16.73%	21.96%	26.98%	(8.40	) %	14.35%	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$257,287	$159,064	$69,314	$9,943	$92		$215,614	$216,512	$31,289	$14,822	$92		$198,739	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.68%	0.48%	0.51%	0.54%	0.03%		0.38%	0.14%	0.17%	0.21%	0.01%		0.53%	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.67%	0.48%	0.48%	0.47%	0.03%		0.38%	0.14%	0.14%	0.14%	0.01%		0.53%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.54%	1.82%	1.87%	1.89%	0.09%		1.84%	2.11%	2.20%	2.31%	0.11%		1.69%	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	115%	113%	154%	185%	25%		115%	113%	154%	185%	25%		115%	113%	154%	185%	25%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class									Institutional Class						Retail Class

									For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)								For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,									For the Years Ended September 30,						For the Years Ended September 30,

	2006		2005		2004		2003			2006	2005	2004	2003			2006	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.88		$14.23		$12.97		$9.21		$10.00	$17.01	$14.30	$13.02	$9.21		$10.00	$16.89	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.02		0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)	0.06	0.06	0.05	0.04		0.00 (c)	0.02	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	0.39		3.31		1.76		3.76		(0.79)	0.41	3.33	1.76	3.77		(0.79)	0.40	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	0.41		3.32		1.76		3.76		(0.79)	0.47	3.39	1.81	3.81		(0.79)	0.42	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	—		(0.00	)(c)	—	(0.02)	(0.01)	(0.03)	—		—	(0.01)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.45)	(0.67)	(0.50)	(0.00	)(c)	—	(0.45)	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.47)	(0.68)	(0.53)	(0.00)		—	(0.46)	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.84		$16.88		$14.23		$12.97		$9.21	$17.01	$17.01	$14.30	$13.02		$9.21	$16.85	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	2.42%		23.72%		13.48%		40.85%		(7.90)%	2.72%	24.12%	13.88%	41.37%		(7.90)%	2.37%	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$164,771		$131,943		$74,600		$25,519		$92	$34,088	$20,808	$3,684	$1,887		$92	$68,416	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.72%		0.48%		0.54%		0.73%		0.03%	0.50%	0.15%	0.17%	0.39%		0.01%	0.68%	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.69%		0.48%		0.48%		0.47%		0.03%	0.43%	0.15%	0.14%	0.14%		0.01%	0.68%	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income to average net assets	0.13%		0.06%		(0.01)%		(0.02)%		0.02%	0.36%	0.39%	0.32%	0.31%		0.04%	0.13%	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	147%		115%		148%		162%		19%	147%	115%	148%	162%		19%	147%	115%		148%		162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.52	$14.38	$11.95	$9.03	$10.00	$17.57	$14.44	$12.02	$9.03	$10.00	$17.36	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.21	0.25	0.21	0.18	0.01	0.26	0.30	0.26	0.22	0.01	0.22	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	1.87	3.60	2.73	2.80	(0.98)	1.87	3.62	2.74	2.81	(0.98)	1.85	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	2.08	3.85	2.94	2.98	(0.97)	2.13	3.92	3.00	3.03	(0.97)	2.07	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.21)	(0.14)	(0.06)	(0.06)	—	(0.23)	(0.22)	(0.13)	(0.04)	—	(0.22)	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.88)	(0.57)	(0.45)	—	—	(0.88)	(0.57)	(0.45)	—	—	(0.87)	(0.57)	(0.45)	—	—

Total distributions	(1.09)	(0.71)	(0.51)	(0.06)	—	(1.11)	(0.79)	(0.58)	(0.04)	—	(1.09)	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$18.51	$17.52	$14.38	$11.95	$9.03	$18.59	$17.57	$14.44	$12.02	$9.03	$18.34	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	12.42%	27.20%	24.82%	33.27%	(9.70)%	12.68%	27.63%	25.36%	33.63%	(9.70)%	12.51%	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$318,024	$266,360	$92,268	$15,669	$90	$38,173	$25,868	$8,042	$4,009	$90	$125,871	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.69%	0.48%	0.52%	0.65%	0.03%	0.47%	0.15%	0.17%	0.32%	0.01%	0.63%	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.68%	0.48%	0.48%	0.47%	0.03%	0.43%	0.15%	0.14%	0.14%	0.01%	0.63%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.20%	1.50%	1.54%	1.52%	0.12%	1.46%	1.82%	1.88%	2.05%	0.14%	1.25%	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class						Institutional Class						Retail Class

						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,						For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004		2003		2006	2005	2004		2003		2006	2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.71	$14.20	$12.62		$9.27	$10.00	$15.84	$14.29	$12.68		$9.27	$10.00	$15.65	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.12	0.09		0.11	0.01	0.10	0.17	0.14		0.14	0.02	0.07	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	1.40	2.19	2.46		3.28	(0.74)	1.41	2.20	2.48		3.29	(0.75)	1.39	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	1.46	2.31	2.55		3.39	(0.73)	1.51	2.37	2.62		3.43	(0.73)	1.46	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.04)		(0.04)	—	(0.11)	(0.12)	(0.08)		(0.02)	—	(0.12)	(0.13)	(0.13)		(0.04)	—
Net realized gains	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—

Total distributions	(1.44)	(0.80)	(0.97)		(0.04)	—	(1.44)	(0.82)	(1.01)		(0.02)	—	(1.45)	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.73	$15.71	$14.20	(c)	$12.62	$9.27	$15.91	$15.84	$14.29	(c)	$12.68	$9.27	$15.66	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	9.90%	16.35%	20.53	%(c)	36.65%	(7.30)%	10.15%	16.69%	20.98	%(c)	37.12%	(7.30)%	9.97%	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,828	$170,413	$116,445		$29,036	$93	$115,273	$116,652	$45,429		$18,702	$93	$85,719	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.72%	0.48%	0.54%		0.95%	0.03%	0.43%	0.15%	0.20%		0.62%	0.01%	0.61%	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.69%	0.48%	0.48%		0.47%	0.03%	0.41%	0.15%	0.14%		0.14%	0.01%	0.61%	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to
average net assets	0.39%	0.78%	0.68%		0.89%	0.15%	0.66%	1.11%	1.03%		1.25%	0.17%	0.48%	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Index Fund

	Retirement Class					Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)
					to September 30,					to September 30,
	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$11.47	$10.56	$11.60	$9.29	$10.00	$11.33	$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.10	0.12	0.05	0.07	0.01	0.13	0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	0.53	1.04	0.82	2.27	(0.72)	0.54	1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	0.63	1.16	0.87	2.34	(0.71)	0.67	1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.12)	(0.06)	(0.06)	(0.03)	—	(0.09)	(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.07)	(0.19)	(1.85)	—	—	(0.07)	(0.19)	(1.85)	—	—

Total distributions	(0.19)	(0.25)	(1.91)	(0.03)	—	(0.16)	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$11.91	$11.47	$10.56	$11.60	$9.29	$11.84	$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	5.53%	11.04%	7.03%	25.21%	(7.10)%	5.94%	11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$42,719	$22,402	$18,405	$200	$93	$552,918	$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.43%	0.43%	0.52%	0.46%	0.03%	0.08%	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.36%	0.43%	0.42%	0.41%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.86%	1.04%	0.46%	0.68%	0.10%	1.14%	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	40%	61%	19%	19%	0%	40%	61%	19%	19%	0%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class					Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)
					to September 30,					to September 30,
	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.52	$13.07	$11.38	$9.26	$10.00	$14.50	$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.29	0.25	0.23	0.01	0.36	0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	1.68	1.79	1.98	1.96	(0.75)	1.68	1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	2.00	2.08	2.23	2.19	(0.74)	2.04	2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.11)	(0.24)	(0.21)	(0.07)	—	(0.29)	(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.32)	(0.39)	(0.33)	—	—	(0.32)	(0.39)	(0.33)	—	—

Total distributions	(0.43)	(0.63)	(0.54)	(0.07)	—	(0.61)	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$16.09	$14.52	$13.07	$11.38	$9.26	$15.93	$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	14.14%	16.18%	19.82%	23.77%	(7.40)%	14.54%	16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$37,069	$778	$200	$161	$93	$518,223	$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.51%	0.44%	0.97%	0.48%	0.03%	0.08%	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	2.10%	2.07%	1.99%	2.17%	0.12%	2.45%	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	49%	65%	44%	63%	0%	49%	65%	44%	63%	0%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

			Equity Index Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to		For the Years Ended September 30,					For the Period March 31, 2006 (commencement of operations) to
	September 30,							September 30,
	2006 (b)		2006	2005	2004	2003	2002	2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$9.97	$8.85	$8.07	$6.48	$8.06	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.07		0.17	0.18	0.15	0.13	0.11	0.08
Net realized and unrealized gain (loss) on total investments	0.17		0.78	1.09	0.99	1.53	(1.63)	0.17

Total gain (loss) from investment operations	0.24		0.95	1.27	1.14	1.66	(1.52)	0.25

Less distributions from:
Net investment income	—		(0.17)	(0.15)	(0.29)	(0.05)	(0.06)	—
Net realized gains	—		(0.66)	—	(0.07)	(0.02)	—	—

Total distributions	—		(0.83)	(0.15)	(0.36)	(0.07)	(0.06)	—

Net asset value, end of period	$10.24		$10.09	$9.97	$8.85	$8.07	$6.48	$10.25

TOTAL RETURN	2.40%		10.08%	14.40%	14.17%	25.79%	(19.04)%	2.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,909		$633,027	$606,341	$766,707	$1,355,731	$419,771	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	4.07	%(c)	0.08%	0.09%	0.08%	0.09%	0.27%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34	%(c)	0.08%	0.09%	0.08%	0.08%	0.17%	0.24	%(c)
Ratio of net investment income to average net assets	1.39	%(c)	1.74%	1.94%	1.67%	1.71%	1.41%	1.53	%(c)
Portfolio turnover rate	32%		32%	24%	26%	5%	14%	32%

(a)	Based on average shares outstanding.
(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class					Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)
					to September 30,					to September 30,
	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.08	$12.95	$11.48	$9.32	$10.00	$14.08	$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.22	0.17	0.14	0.01	0.27	0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	1.22	1.29	1.36	2.07	(0.69)	1.22	1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	1.45	1.51	1.53	2.21	(0.68)	1.49	1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.21)	(0.18)	(0.06)	(0.05)	—	(0.18)	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.03)	(0.20)	—	—	—	(0.03)	(0.20)	—	—	—

Total distributions	(0.24)	(0.38)	(0.06)	(0.05)	—	(0.21)	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$15.29	$14.08	$12.95	$11.48	$9.32	$15.36	$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	10.39%	11.69%	13.29%	23.77%	(6.80)%	10.70%	12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$149,408	$98,508	$54,914	$12,860	$93	$783,876	$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.37%	0.44%	0.48%	0.51%	0.03%	0.07%	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.37%	0.44%	0.44%	0.43%	0.03%	0.07%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.56%	1.65%	1.31%	1.27%	0.11%	1.86%	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	25%	38%	21%	20%	0%	25%	38%	21%	20%	0%

(a)	Based on average shares outstanding.
(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class						Institutional Class

	For the Years Ended September 30,					For the Period September 4, 2002 (commencement of operations)	For the Years Ended September 30,					For the Period September 4, 2002 (commencement of operations)
						to September 30,						to September 30,
	2006	2005	2004	2003		2002 (b)	2006	2005	2004	2003		2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.83	$12.91	$9.35		$10.00	$14.36	$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.08	0.03	0.01	0.01		0.01	0.12	0.07	0.06	0.04		0.01
Net realized and unrealized gain (loss) on total investments	0.85	2.79	1.68	3.55		(0.66)	0.85	2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	0.93	2.82	1.69	3.56		(0.65)	0.97	2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.01)	(0.00	)(c)	—	(0.08)	(0.06)	(0.06)	(0.02)		—
Net realized gains	(0.95)	(1.31)	(1.76)	(0.00	)(c)	—	(0.95)	(1.31)	(1.76)	(0.00	)(c)	—

Total distributions	(0.97)	(1.36)	(1.77)	(0.00	)(c)	—	(1.03)	(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$14.25	$14.29	$12.83	$12.91		$9.35	$14.30	$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	6.60%	22.86%	13.15%	38.14%		(6.50)%	6.88%	23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$10,121	$445	$344	$303		$94	$36,255	$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	0.94%	0.45%	0.73%	0.48%		0.03%	0.41%	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.45%	0.44%	0.41%		0.03%	0.08%	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets	0.54%	0.19%	0.10%	0.06%		0.05%	0.84%	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	72%	42%	32%	35%		0%	72%	42%	32%	35%		0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

	Retirement Class					Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.52	$14.20	$11.80	$9.30	$10.00	$16.55	$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.28	0.24	0.21	0.01	0.33	0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.49	3.25	2.65	2.36	(0.71)	1.47	3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	1.77	3.53	2.89	2.57	(0.70)	1.80	3.57	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.05)	(0.26)	(0.20)	(0.07)	—	(0.31)	(0.30)	(0.26)	(0.08)	—
Net realized gains	(1.84)	(0.95)	(0.29)	—	—	(1.84)	(0.95)	(0.29)	—	—

Total distributions	(1.89)	(1.21)	(0.49)	(0.07)	—	(2.15)	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$16.40	$16.52	$14.20	$11.80	$9.30	$16.20	$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	11.77%	25.80%	24.92%	27.78%	(7.00)%	12.10%	26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,433	$289	$200	$308	$93	$59,187	$47,420	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.44%	1.00%	0.48%	0.03%	0.29%	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.79%	1.81%	1.81%	2.04%	0.12%	2.11%	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	76%	43%	23%	24%	0%	76%	43%	23%	24%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid–Cap Blend Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.90	$14.35	$12.33	$9.38	$10.00	$16.85	$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.18	0.16	0.13	0.01	0.25	0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	1.27	3.27	2.28	2.86	(0.63)	1.26	3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	1.47	3.45	2.44	2.99	(0.62)	1.51	3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.10)	(0.13)	(0.08)	(0.04)	—	(0.22)	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.92)	(0.77)	(0.34)	—	—	(0.92)	(0.77)	(0.34)	—	—

Total distributions	(1.02)	(0.90)	(0.42)	(0.04)	—	(1.14)	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$17.35	$16.90	$14.35	$12.33	$9.38	$17.22	$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	9.03%	24.62%	19.94%	32.02%	(6.20)%	9.34%	25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$29,584	$6,338	$563	$254	$94	$79,185	$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.59%	0.44%	0.66%	0.53%	0.03%	0.27%	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.36%	0.44%	0.44%	0.41%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.17%	1.15%	1.13%	1.19%	0.09%	1.48%	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	69%	40%	19%	35%	0%	69%	40%	19%	35%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.31	$14.54	$13.13	$9.32	$10.00	$14.56	$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.02	0.03	0.01	0.04	0.01	0.06	0.07	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	0.91	2.52	2.17	3.79	(0.69)	0.74	2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	0.93	2.55	2.18	3.83	(0.68)	0.80	2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.02)	(0.04)	(0.03)	(0.02)	—	(0.06)	(0.04)	(0.08)	(0.03)	—
Net realized gains	(0.88)	(1.74)	(0.74)	—	—	(0.88)	(1.74)	(0.74)	—	—

Total distributions	(0.90)	(1.78)	(0.77)	(0.02)	—	(0.94)	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$15.34	$15.31	$14.54	$13.13	$9.32	$14.42	$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	6.13%	17.67%	16.86%	41.11%	(6.80)%	5.66%	17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$17,974	$1,652	$279	$177	$93	$80,122	$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.62%	0.45%	0.67%	0.48%	0.03%	0.22%	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.45%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.15%	0.18%	0.04%	0.32%	0.09%	0.43%	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	102%	70%	45%	52%	0%	102%	70%	45%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.45	$14.00	$12.11	$9.30	$10.00	$14.36	$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.22	0.20	0.18	0.17	0.02	0.25	0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	1.57	2.17	2.80	2.70	(0.72)	1.54	2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	1.79	2.37	2.98	2.87	(0.70)	1.79	2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.11)	(0.08)	(0.17)	(0.06)	—	(0.21)	(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.49)	(1.84)	(0.92)	—	—	(1.49)	(1.84)	(0.92)	—	—

Total distributions	(1.60)	(1.92)	(1.09)	(0.06)	—	(1.70)	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$14.64	$14.45	$14.00	$12.11	$9.30	$14.45	$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	13.58%	17.39%	25.18%	31.04%	(7.00)%	13.79%	17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$26,014	$1,933	$237	$135	$93	$79,190	$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.64%	0.44%	0.91%	0.50%	0.03%	0.22%	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.35%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	1.58%	1.42%	1.32%	1.63%	0.20%	1.76%	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	74%	60%	42%	56%	0%	74%	60%	42%	56%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Blend Index Fund

	Retirement Class					Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.65	$14.32	$12.59	$9.31	$10.00	$15.68	$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.13	0.13	0.10	0.11	0.01	0.17	0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	1.27	2.33	2.19	3.21	(0.70)	1.26	2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	1.40	2.46	2.29	3.32	(0.69)	1.43	2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.04)	(0.12)	(0.07)	(0.04)	—	(0.14)	(0.14)	(0.14)	(0.05)	—
Net realized gains	(1.43)	(1.01)	(0.49)	—	—	(1.43)	(1.01)	(0.49)	—	—

Total distributions	(1.47)	(1.13)	(0.56)	(0.04)	—	(1.57)	(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$15.58	$15.65	$14.32	$12.59	$9.31	$15.54	$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	9.51%	17.43%	18.26%	35.76%	(6.90)%	9.80%	17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,500	$409	$330	$157	$93	$181,852	$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.58%	0.44%	0.77%	0.52%	0.03%	0.15%	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.34%	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets	0.88%	0.86%	0.71%	0.98%	0.15%	1.10%	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	71%	63%	24%	52%	0%	71%	63%	24%	52%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

	Retirement Class					Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.76	$13.67	$11.51	$9.21	$10.00	$16.64	$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.27	0.27	0.20	0.02	0.47	0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	2.63	3.12	2.20	2.14	(0.81)	2.64	3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	3.11	3.39	2.47	2.34	(0.79)	3.11	3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.08)	(0.11)	(0.26)	(0.04)	—	(0.27)	(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.15)	(0.19)	(0.05)	—	—	(0.15)	(0.19)	(0.05)	—	—

Total distributions	(0.23)	(0.30)	(0.31)	(0.04)	—	(0.42)	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$19.64	$16.76	$13.67	$11.51	$9.21	$19.33	$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	18.72%	25.04%	21.68%	25.44%	(7.90)%	19.02%	25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$82,537	$1,247	$789	$116	$92	$359,561	$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.47%	0.50%	0.50%	0.65%	0.03%	0.17%	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.41%	0.50%	0.50%	0.47%	0.03%	0.15%	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	2.56%	1.78%	2.02%	1.94%	0.22%	2.58%	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	43%	32%	7%	9%	0%	43%	32%	7%	9%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class				Institutional Class						Retail Class

	For the Years Ended September 30,				For the Years Ended September 30,						For the Period March 31, 2006 (commencement of operations) to September 30,

	2006	2005	2004	2003 (c)	2006		2005	2004	2003	2002	2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.23	$9.08	$8.01	$6.41	$10.13		$8.96	$7.96	$6.41	$8.03		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.14	0.10	0.09	0.18		0.18	0.14	0.12	0.11		0.10
Net realized and unrealized gain (loss) on total investments	0.81	1.17	1.00	1.54	0.80		1.16	0.99	1.52	(1.64)		0.08

Total gain (loss) from investment operations	0.96	1.31	1.10	1.63	0.98		1.34	1.13	1.64	(1.53)		0.18

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.03)	(0.03)	(0.14)		(0.13)	(0.13)	(0.09)	(0.09)		—
Net realized gains	—	(0.04)	—	—	(0.00	)(h)	(0.04)	—	—	—		—

Total distributions	(0.11)	(0.16)	(0.03)	(0.03)	(0.14)		(0.17)	(0.13)	(0.09)	(0.09)		—

Net asset value, end of period	$11.08	$10.23	$9.08	$8.01	$10.97		$10.13	$8.96	$7.96	$6.41		$10.18

TOTAL RETURN	9.45%	14.41%	13.78%	25.42%	9.77%		15.03%	14.23%	25.89%	(19.34	) %	1.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$79,640	$50,855	$28,870	$8,936	$129,712		$114,491	$82,778	$50,790	$36,180		$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.44%	0.52%	0.48%	0.19%		0.10%	0.10%	0.13%	0.81%		0.99	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.44%	0.44%	0.43%	0.17%		0.10%	0.08%	0.08%	0.18%		0.40	%(e)
Ratio of net investment income to average net assets	1.41%	1.46%	1.15%	1.16%	1.69%		1.87%	1.54%	1.65%	1.34%		1.95	%(e)
Portfolio turnover rate	18%	17%	7%	28%	18%		17%	7%	28%	22%		18%

(a)	Based on average shares outstanding.

(c)	The Retirement Class commenced operations on October 1, 2002.

(e)	The percentages shown for this period are annualized.

(h)	Amount represents less than $0.01.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class					Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

	2006	2005	2004	2003	2002 (b)	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.66	$13.62	$12.40	$9.72	$10.00	$14.46	$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.48	0.50	0.57	0.05	0.34	0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	2.76	2.53	2.49	2.39	(0.31)	2.69	2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	3.07	3.01	2.99	2.96	(0.26)	3.03	2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.49)	(0.51)	(0.43)	(0.27)	(0.02)	(0.57)	(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.58)	(1.46)	(1.34)	(0.01)	—	(1.58)	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.07)	(1.97)	(1.77)	(0.28)	(0.02)	(2.15)	(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$15.66	$14.66	$13.62	$12.40	$9.72	$15.34	$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	23.45%	22.86%	25.81%	30.92%	(2.58% )	23.49%	22.87%	26.30%	30.94%	(2.56% )

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$197,157	$150,382	$69,980	$14,207	$97	$218,442	$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.48%	0.50%	0.51%	0.03%	0.42%	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.70%	0.48%	0.47%	0.48%	0.03%	0.42%	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	2.14%	3.36%	3.88%	4.81%	0.51%	2.40%	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	174%	244%	349%	317%	15%	174%	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights | TIAA-CREF Institutional Mutual Funds

	Real Estate Securities Fund

	Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2006	2005	2004	2003	2002 (b)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.70	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	3.01	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.58)	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.09)	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$15.27	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	23.50%	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$189,084	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.62%	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.62%	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	2.21%	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	174%	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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continued

	Managed Allocation Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.11		0.13
Net realized and unrealized gain (loss) on total investments	0.11		0.11		0.10

Total gain (loss) from investment operations	0.22		0.22		0.23

Less distributions from:
Net investment income	(0.09)		(0.11)		(0.07)
Net realized gains	—		—		—

Total distributions	(0.09)		(0.11)		(0.07)

Net asset value, end of period	$10.13		$10.11		$10.16

TOTAL RETURN	2.17	%(c)	2.25	%(c)	2.36	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$8,358		$2,046		$7,505
Ratio of expenses to average net assets before expense reimbursement	1.59	%(b)	1.50	%(b)	1.38	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.25	%(b)	0.00	%(b)	0.00	%(b)
Ratio of net investment income to average net assets	2.14	%(b)	2.26	%(b)	2.56	%(b)
Portfolio turnover rate	8%		8%		8%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 305

Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.10	$10.29	$10.81	$10.72	$10.58	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.47	0.42	0.41	0.44	0.52	0.23
Net realized and unrealized gain (loss) on total investments	0.11		(0.13)	(0.14)	(0.06)	0.17	0.33	0.11

Total gain (loss) from investment operations	0.35		0.34	0.28	0.35	0.61	0.85	0.34

Less distributions from:
Net investment income	(0.22)		(0.47)	(0.42)	(0.42)	(0.44)	(0.52)	(0.23)
Net realized gains	—		—	(0.04)	(0.45)	(0.08)	(0.19)	—
Return of capital	—		—	(0.01)	—	—	—	—

Total distributions	(0.22)		(0.47)	(0.47)	(0.87)	(0.52)	(0.71)	(0.23)

Net asset value, end of period	$10.13		$9.97	$10.10	$10.29	$10.81	$10.72	$10.11

TOTAL RETURN	3.52	%(b)	3.46%	2.86%	3.46%	5.84%	8.52%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,270		$1,709,874	$1,455,931	$931,386	$1,429,288	$1,170,560	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	7.70	%(c)	0.25%	0.14%	0.14%	0.14%	0.24%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55	%(c)	0.25%	0.14%	0.14%	0.14%	0.19%	0.60	%(c)
Ratio of net investment income to average net assets	4.69	%(c)	4.71%	4.10%	3.94%	4.08%	5.16%	4.63	%(c)
Portfolio turnover rate	183%		183%	274%	90%	169%	181%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Bond Plus Fund II						Short-Term Bond Fund II						High-Yield Fund II

	Retirement Class		Institutional Class		Retail Class		Retirement Class		Institutional Class		Retail Class		Retirement Class		Institutional Class		Retail Class

	For the period		For the period		For the period		For the period		For the period		For the period		For the period		For the period		For the period
	March 31, 2006		March 31, 2006		March 31, 2006		March 31, 2006		March 31, 2006		March 31, 2006		March 31, 2006		March 31, 2006		March 31, 2006
	(commencement		(commencement		(commencement		(commencement		(commencement		(commencement		(commencement		(commencement		(commencement
	of operations) to		of operations) to		of operations) to		of operations) to		of operations) to		of operations) to		of operations) to		of operations) to		of operations) to
	September 30,		September 30,		September 30,		September 30,		September 30,		September 30,		September 30,		September 30,		September 30,
	2006		2006		2006		2006		2006		2006		2006		2006		2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00		$10.00		$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.25		0.26		0.25		0.24		0.24		0.24		0.36		0.35		0.35
Net realized and unrealized gain (loss) on total investments	0.10		0.10		0.10		0.03		0.04		0.03		(0.12)		(0.08)		(0.09)

Total gain (loss) from investment operations	0.35		0.36		0.35		0.27		0.28		0.27		0.24		0.27		0.26

Less distributions from:
Net investment income	(0.23)		(0.26)		(0.23)		(0.21)		(0.24)		(0.22)		(0.32)		(0.35)		(0.32)
Net realized gains	—		—		—		—		—		—		—		—		—

Total distributions	(0.23)		(0.26)		(0.23)		(0.21)		(0.24)		(0.22)		(0.32)		(0.35)		(0.32)

Net asset value, end of period	$10.12		$10.10		$10.12		$10.06		$10.04		$10.05		$9.92		$9.92		$9.94

TOTAL RETURN	3.54	%(c)	3.62	%(c)	3.55	%(c)	2.75	%(c)	2.83	%(c)	2.75	%(c)	2.51	%(c)	2.82	%(c)	2.72	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,474		$57,393		$2,581		$2,473		$56,867		$3,331		$6,620		$53,478		$2,819
Ratio of expenses to average
net assets before expense
reimbursement	4.86	%(b)	0.62	%(b)	3.73	%(b)	4.50	%(b)	0.55	%(b)	2.88	%(b)	5.28	%(b)	0.67	%(b)	3.56	%(b)
Ratio of expenses to average
net assets after expense
reimbursement	0.55	%(b)	0.35	%(b)	0.50	%(b)	0.50	%(b)	0.30	%(b)	0.45	%(b)	0.60	%(b)	0.40	%(b)	0.55	%(b)
Ratio of net investment income
to average net assets	5.03	%(b)	5.15	%(b)	5.06	%(b)	4.76	%(b)	4.87	%(b)	4.82	%(b)	7.19	%(b)	7.16	%(b)	7.13	%(b)
Portfolio turnover rate	92%		92%		92%		83%		83%		83%		26%		26%		26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			For the Years Ended September 30,					For the Years Ended September 30,

			2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.69	$10.75	$10.51	$10.12	$10.00	$10.54	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31		0.56	0.43	0.45	0.37	0.02	0.54	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.09		(0.39)	0.12	0.30	0.31	0.12	(0.39)	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.40		0.17	0.55	0.75	0.68	0.14	0.15	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.21)		(0.57)	(0.46)	(0.42)	(0.29)	(0.02)	(0.55)	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—		(0.21)	(0.15)	(0.09)	—	—	(0.21)	(0.15)	(0.09)	—	—

Total distributions	(0.21)		(0.78)	(0.61)	(0.51)	(0.29)	(0.02)	(0.76)	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.19		$10.08	$10.69	$10.75	$10.51	$10.12	$9.93	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	4.04	%(b)	1.70%	5.19%	7.36%	6.82%	1.37%	1.53%	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,661		$363,157	$325,636	$382,305	$223,138	$101	$59,388	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	2.44	%(d)	0.28%	0.14%	0.15%	0.15%	0.01%	0.47%	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.55	%(d)	0.28%	0.14%	0.14%	0.14%	0.01%	0.43%	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	6.08	%(d)	5.46%	3.97%	4.27%	3.56%	0.23%	5.32%	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	83%		83%	239%	151%	210%	0%	83%	239%	151%	210%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	0.03		0.05	0.03	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on total investments	—		—	—	—	—	—	—

Total gain from investment operations	0.03		0.05	0.03	0.01	0.01	0.02	0.03

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized gains	—		—	—	—	—	—	—

Total distributions	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.45	%(b)	4.70%	2.68%	1.10%	1.27%	1.89%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$43,804		$272,119	$200,545	$179,775	$175,247	$188,394	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71	%(c)	0.14%	0.09%	0.09%	0.10%	0.28%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35	%(c)	0.13%	0.09%	0.09%	0.09%	0.16%	0.25	%(c)
Ratio of net investment income to average net assets	5.07	%(c)	4.65%	2.65%	1.10%	1.27%	1.71%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Notes to financial statements

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty-six series. The Large-Cap Growth, Managed Allocation II, High-Yield II, Bond Plus II, and Short-Term Bond II Funds commenced operations on March 31, 2006. Seven Funds, known as the TIAA-CREF Lifecycle Funds, are presented in a separate shareholder report.

At the commencement of operations of each of these Funds and classes, Teachers Insurance and Annuity Association of America (“TIAA”) invested in each Fund and class. As of September 30, 2006, TIAA had investments in the Funds as follows:

	Value of TIAA’s investments at September 30, 2006

Fund	Retirement Class	Institutional Class	Retail Class	Total

Growth & Income	$—	$—	$516,101	$516,101
International Equity	—	—	531,500	531,500
Large-Cap Growth	483,500	8,712,000	483,500	9,679,000
Large-Cap Growth Index	145,892	822,990	—	968,882
Large-Cap Value Index	182,098	—	—	182,098
Equity Index	512,000	—	512,500	1,024,500
Mid-Cap Growth Index	191,406	29,173,075	—	29,364,481
Mid-Cap Value Index	208,730	47,659,604	—	47,868,334
Mid-Cap Blend Index	201,823	16,208,211	—	16,410,034
Small-Cap Growth Index	191,926	77,839,529	—	78,031,455
Small-Cap Value Index	203,413	74,385,476	—	74,588,889
Small-Cap Blend Index	192,224	19,680,135	—	19,872,359
International Equity Index	208,669	12,333,328	—	12,541,997
Social Choice Equity	—	—	509,000	509,000
Real Estate Securities	238,922	240,029	19,149,273	19,628,224
Managed Allocation II	510,865	2,044,988	511,819	3,067,672
Bond	517,587	—	517,115	1,034,702
Bond Plus II	517,679	50,774,085	517,758	51,809,522
Short-Term Bond II	513,758	50,388,810	513,734	51,416,302
High-Yield II	512,539	50,380,600	513,588	51,406,727
Inflation-Linked Bond	520,219	—	—	520,219
Money Market	512,210	—	512,615	1,024,825

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. The Funds may offer Retirement, Institutional and Retail classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, primarily through

314 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

TIAA or its affiliates, in connection with certain employee benefit plans. Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA, including through certain employee benefit plans. Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost. Investments in other registered investment companies are valued at their net asset value. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 315

Notes to financial statements	continued

net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in underlying funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Distributions received from Real Estate Investment Trusts (“REITs”) are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, realized gains and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by each REIT, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported.

Mortgage dollar roll transactions: The Funds may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery and contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Funds’ policy is to record the dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income

316 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the year ended September 30, 2006.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 317

Notes to financial statements	continued

increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Bond Fund, Bond Plus II Fund and Inflation-Linked Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index. The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income,

318 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

Real Estate Securities, Managed Allocation II and the Inflation-Linked Bond Funds for which distributions are declared and paid quarterly; for the Bond Plus II, Short-Term Bond II, High Yield II and the Bond Funds where distributions are declared and paid monthly; and for the Money Market Fund where distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REITs adjustments, foreign currency transactions, distribution reclassification, and gains on certain equity securities designated and issued by “passive foreign investment companies.”

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2006, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, gains and losses on redemptions in-kind, stock issuance expenses and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 319

Notes to financial statements	continued

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Income and expenses: Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for Service Agreement Fees, Distribution Fees, Transfer Agency Fees and Expenses, Registration Fees, and Report Printing and Mailing Fees which are unique to each class of shares.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred.

Also, under the Funds’ organizational documents, the trustees and officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—investment advisor and affiliates

Under the terms of the Funds’ Investment Management Agreement, Advisors provides asset management services to each Fund for an annual fee, payable monthly. Under the terms of the Funds’ Services Agreement, the Retirement Class of each Fund incurs an annual fee, payable monthly, for certain administrative costs associated with offering Retirement Class shares on retirement plan platforms. Under the terms of a Distribution (12b-1) Plan, the Retail Class of each Fund reimburses TPIS for amounts incurred up to 0.25% of average daily net assets to distribute the Retail Class of each Fund. TPIS has agreed to waive reimbursement under the Distribution Plan through September 30, 2007. Advisors has agreed to reimburse Funds if expense ratios exceed certain percentages. These reimbursements and waivers are contractual and will remain in effect through September 30, 2007 for actively managed Funds and April 30, 2010 for Funds managed to an index. For the period February 1, 2006 through September 30, 2006, the Investment Management Fee, Service Agreement Fee, Distribution Fee and maximum expense amounts are equal to the following annual percentage of average daily net assets for each class of shares:

320 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Investment Management Fee Range		Service Agreement Fee	Maximum Distribution Fee	Maximum Expense Amounts

Fund			Retirement Class	Retail Class	Retirement Class*	Institutional Class*	Retail Class**

Growth & Income†	0.39-0.45	%‡	0.25%	0.25%	0.30%	0.05%	0.43%
International Equity†	0.44-0.50		0.25	0.25	0.30	0.10	0.80
Large-Cap Growth†	0.39-0.45	‡	0.25	0.25	0.30	0.05	0.43
Large-Cap Value†	0.39-0.45		0.25	0.25	0.30	0.05	0.80
Mid-Cap Growth†	0.42-0.48		0.25	0.25	0.30	0.07	0.85
Mid-Cap Value†	0.42-0.48		0.25	0.25	0.30	0.07	0.85
Small-Cap Equity†	0.42-0.48		0.25	0.25	0.30	0.07	0.85
Large-Cap Growth Index	0.04		0.25	—	0.30	0.04	—
Large-Cap Value Index	0.04		0.25	—	0.30	0.04	—
Equity Index	0.04		0.25	0.25	0.30	0.04	0.24
S&P 500 Index	0.04		0.25	—	0.30	0.04	—
Mid-Cap Growth Index	0.04		0.25	—	0.30	0.04	—
Mid-Cap Value Index	0.04		0.25	—	0.30	0.04	—
Mid-Cap Blend Index	0.04		0.25	—	0.30	0.04	—
Small-Cap Growth Index	0.04		0.25	—	0.30	0.04	—
Small-Cap Value Index	0.04		0.25	—	0.30	0.04	—
Small-Cap Blend Index	0.04		0.25	—	0.30	0.04	—
International Equity Index	0.04		0.25	—	0.30	0.11	—
Social Choice Equity	0.15		0.25	0.25	0.30	0.05	0.40
Real Estate Securities†	0.44-0.50		0.25	0.25	0.30	0.05	0.90
Managed Allocation II	—		0.25	0.25	0.25	—	—
Bond†	0.27-0.30		0.25	0.25	0.30	0.05	0.60
Bond Plus II†	0.27-0.30		0.25	0.25	0.25	0.05	0.50
Short-Term Bond II†	0.22-0.25		0.25	0.25	0.25	0.05	0.45
High Yield II†	0.32-0.35		0.25	0.25	0.25	0.05	0.55
Inflation-Linked Bond†	0.27-0.30		0.25	0.25	0.25	0.05	0.50
Money Market	0.10		0.25	0.25	0.25	0.05	0.30

†	These Funds are subject to a breakpoint schedule on their management fees, which reduce these fees as the Fund’s net assets increase.

‡	0.08% after waiver, through September 30, 2007.

*	Maximum expense amounts reflect all expenses, excluding investment management fees.

**	Maximum expense amounts reflect all expenses, including investment management fees.

Prior to February 1, 2006, the Funds’ expense structure included different fee rates and certain other expenses were unitary in nature. Each Fund, had an Investment Management Agreement that provided for a different annual fee rate during this period. Under the terms of the Funds’ Services Agreement, Advisors provided transfer agency, accounting and administration services for each Fund Class for an annual fee, payable monthly. Also during the period prior to February 1, 2006, Advisors agreed to reimburse the Funds if expense ratios exceed certain percentages. For the period October 1, 2005 through January 31, 2006, the

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 321

Notes to financial statements	continued

Investment Management Fee, Services Fee and maximum expense amounts were equal to the following annual percentage of average daily net assets for each class of shares:

	Investment Management Fee	Service Agreement Fee			Maximum Expense Amounts

Fund		Retirement Class	Institutional Class	Retail Class	Retirement Class	Institutional Class	Retail Class

Growth & Income	0.08%	0.34%	0.04%	—	0.44%	0.14%	—
International Equity	0.09	0.34	0.03	—	0.55	0.20	—
Large-Cap Value	0.08	0.34	0.04	0.33%	0.48	0.14	0.44%
Mid-Cap Growth	0.08	0.34	0.04	0.33	0.48	0.15	0.44
Mid-Cap Value	0.08	0.34	0.04	0.33	0.48	0.15	0.44
Small-Cap Equity	0.08	0.34	0.04	0.19	0.48	0.15	0.30
Large-Cap Growth Index	0.04	0.34	0.02	—	0.42	0.08	—
Large-Cap Value Index	0.04	0.34	0.02	—	0.44	0.08	—
S&P 500 Index	0.04	0.34	0.02	—	0.44	0.08	—
Mid-Cap Growth Index	0.04	0.34	0.02	—	0.44	0.08	—
Mid-Cap Value Index	0.04	0.34	0.02	—	0.44	0.08	—
Mid-Cap Blend Index	0.04	0.34	0.02	—	0.44	0.08	—
Small-Cap Growth Index	0.04	0.34	0.02	—	0.44	0.08	—
Small-Cap Value Index	0.04	0.34	0.02	—	0.44	0.08	—
Small-Cap Blend Index	0.04	0.34	0.02	—	0.44	0.08	—
International Equity Index	0.04	0.34	0.03	—	0.50	0.15	—
Social Choice Equity	0.04	0.34	0.02	—	0.44	0.10	—
Real Estate Securities	0.09	0.34	0.04	0.33	0.47	0.16	0.45

In May 2006, Advisors discovered misallocations of income and net capital gains between share classes of the Social Choice Equity Fund, the Growth & Income Fund, and the International Equity Fund. In connection with remediating those misallocations, on August 29, 2006, Advisors made payments of approximately $125,000 and $215,000 to the Growth & Income Fund and Social Choice Equity Fund, respectively. Those payments are reflected as “other income” in the respective statements of operations for those Funds. The effect on net assets per share at September 30, 2006 resulting from correcting amounts related to the prior fiscal year was to increase (decrease) net assets per share for Growth & Income Retirement and Institutional classes by $0.004 and ($0.003), respectively, and Social Choice Equity Retirement and Institutional classes by $0.008 and ($0.005), respectively, for the year ended September 30, 2006. In addition, subsequent to September 30, 2006, Advisors made payments of approximately $2.4 million directly to shareholders of the International Equity Fund.

322 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

Note 3—investments

At September 30, 2006, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Growth & Income	$166,331,615	$21,531,988	$(1,325,315)	$20,206,673
International Equity	990,513,802	180,355,383	(8,454,975)	171,900,408
Large-Cap Growth	16,391,867	725,440	(338,573)	386,867
Large-Cap Value	615,427,369	73,239,415	(11,445,233)	61,794,182
Mid-Cap Growth	245,120,696	29,906,487	(6,841,985)	23,064,502
Mid-Cap Value	438,867,275	50,627,252	(8,764,313)	41,862,939
Small-Cap Equity	404,948,131	30,531,149	(18,512,425)	12,018,724
Large-Cap Growth Index	553,233,347	63,427,154	(21,635,139)	41,792,015
Large-Cap Value Index	479,210,846	80,682,980	(5,625,226)	75,057,754
Equity Index	482,757,276	169,188,991	(10,433,573)	158,755,418
S&P 500 Index	830,870,526	118,385,949	(15,510,599)	102,875,350
Mid-Cap Growth Index	38,912,700	8,604,012	(1,118,364)	7,485,648
Mid-Cap Value Index	68,827,380	11,709,920	(834,430)	10,875,490
Mid-Cap Blend Index	87,506,361	22,147,942	(1,767,815)	20,380,127
Small-Cap Growth Index	86,470,583	16,912,973	(5,331,241)	11,581,732
Small-Cap Value Index	95,132,639	15,116,166	(4,608,521)	10,507,645
Small-Cap Blend Index	184,923,311	35,597,874	(10,717,753)	24,880,121
International Equity Index	351,437,310	91,071,249	(2,946,257)	88,124,992
Social Choice Equity	200,770,771	35,868,800	(5,412,613)	30,456,187
Real Estate Securities	519,265,689	90,609,215	(9,881,071)	80,728,144
Managed Allocation II	17,414,137	494,024	—	494,024
Bond	1,791,537,560	7,513,895	(15,823,563)	(8,309,668)
Bond Plus II	61,005,745	745,072	(34,006)	711,066
Short-Term Bond II	62,318,957	344,316	(11,422)	332,894
High-Yield II	62,239,246	512,579	(658,720)	(146,141)
Inflation-Linked Bond	433,534,796	939,948	(9,887,154)	(8,947,206)

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 323

Notes to financial statements	continued

At September 30, 2006, these Funds held the following open futures contracts:

Fund	Future	Number of Contracts	Market Value	Expiration Date	Unrealized Gain/(Loss)

Small-Cap Equity	Mini Russell	73	$5,344,330	December 2006	$41,309
Large-Cap Growth Index	E-mini S&P 500 Index	6	403,620	December 2006	(944)
Large-Cap Value Index	E-mini S&P 500 Index	29	1,950,830	December 2006	10,503

Equity Index	E-mini S&P 500 Index	6	403,620	December 2006	(75)
Equity Index	Mini Russell	1	73,210	December 2006	(162)

			476,830		(237)

S&P 500 Index	E-mini S&P 500 Index	16	1,076,320	December 2006	12,684
Mid-Cap Value Index	E-mini S&P Mid 400 Index	10	760,600	December 2006	(5,823)
Mid-Cap Blend Index	E-mini S&P Mid 400 Index	5	380,300	December 2006	2,174
Small-Cap Value Index	Mini Russell	21	1,537,410	December 2006	(2,193)

Purchases and sales of securities (other than short-term money market instruments) for all of the Funds, except the Money Market Fund, for the year ended September 30, 2006, were as follows:

Fund	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales

Growth & Income	$241,476,866	$—	$271,432,235	$—
International Equity	1,789,850,512	—	1,713,567,059	—
Large-Cap Growth	27,385,938	—	10,599,600	—
Large-Cap Value	756,300,975	—	701,143,770	—
Mid-Cap Growth	446,135,224	—	394,556,096	—
Mid-Cap Value	616,240,909	—	567,785,894	—
Small-Cap Equity	1,077,955,122	—	1,057,623,978	—
Large-Cap Growth Index	306,886,140	—	223,055,022	—
Large-Cap Value Index	307,847,682	—	245,934,922	—
Equity Index	203,222,862	—	217,655,825	—
S&P 500 Index	433,130,745	—	194,608,455	—
Mid-Cap Growth Index	41,586,464	—	27,233,009	—
Mid-Cap Value Index	70,508,747	—	45,760,882	—
Mid-Cap Blend Index	91,538,739	—	61,144,853	—
Small-Cap Growth Index	113,218,703	—	95,579,626	—
Small-Cap Value Index	84,525,749	—	63,842,110	—
Small-Cap Blend Index	170,782,050	—	132,563,841	—
International Equity Index	297,361,721	—	145,488,061	—
Social Choice Equity	84,674,889	—	34,633,149	—
Real Estate Securities	963,754,901	—	1,003,365,200	—
Managed Allocation II	18,236,271	—	815,670	—
Bond	360,548,214	2,769,504,525	293,823,636	2,573,120,254
Bond Plus II	16,886,875	88,978,309	3,731,110	43,432,052
Short-Term Bond II	17,282,541	85,669,848	3,836,549	39,105,616
High-Yield II	68,251,327	—	12,737,145	—
Inflation-Linked Bond	—	388,098,946	—	345,016,019

324 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

Note 4—trustee fees

Each Fund pays the trustees, all of whom are independent, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees also participate in a long-term compensation plan. Trustees’ fees, including any deferred and long-term compensation, incurred for the year ended September 30, 2006 are reflected in the Statements of Operations.

Note 5—shareholder transactions

	Growth & Income Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$34,943,023	4,041,075	$22,734,164	2,598,079
Reinvestment of distributions	9,033,673	1,084,585	660,128	74,722
Redemptions	(14,076,560)	(1,642,306)	(5,470,959)	(626,083)

Net increase	$29,900,136	3,483,354	$17,923,333	2,046,718

Institutional Class:
Subscriptions	$9,656,103	1,135,489	$93,344,328	10,859,994
Reinvestment of distributions	12,593,734	1,531,990	7,110,503	811,965
Redemptions	(63,717,020)	(7,021,167)	(636,186,203)	(73,122,791)

Net decrease	$(41,467,183)	(4,353,688)	$(535,731,372)	(61,450,832)

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	995,495	100,350	—	—
Reinvestment of distributions	10,296	1,018	—	—
Exchanges	1,082,615	108,099	—	—
Redemptions	(32,517)	(3,263)	—	—

Net increase	$2,555,889	256,204	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 325

Notes to financial statements	continued

	International Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$681,143,571	52,775,402	$296,937,957	26,038,903
Reinvestment of distributions	21,190,541	1,779,223	6,914,417	618,463
Exchanges	9,603	749	—	—
Redemptions	(454,185,021)	(35,347,477)	(174,286,674)	(15,360,612)

Net increase	$248,158,694	19,207,897	$129,565,700	11,296,754

Institutional Class:
Subscriptions	$91,206,347	7,378,868	$136,433,565	12,424,470
Reinvestment of distributions	45,158,779	3,892,999	31,946,874	2,928,208
Redemptions	(229,266,340)	(17,874,630)	(132,427,540)	(11,862,378)

Net increase/(decrease)	$(92,901,214)	(6,602,763)	$35,952,899	3,490,300

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	7,403,135	728,490	—	—
Exchanges	6,529,732	623,758	—	—
Redemptions	(912,453)	(90,435)	—	—

Net increase	$13,520,414	1,311,813	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

326 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Large-Cap Growth Fund

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,793,801	193,254
Redemptions	(202,621)	(21,383)

Net increase	$2,091,180	221,871

Institutional Class:
Seed money subscriptions	$9,000,000	900,000
Subscriptions	3,778,066	401,417
Redemptions	(131,265)	(13,740)

Net increase	$12,646,801	1,287,677

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,092,315	118,076
Exchanges	590,591	62,857
Redemptions	(35,748)	(3,837)

Net increase	$2,147,158	227,096

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 327

Notes to financial statements	continued

	Large-Cap Value Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$101,849,404	6,778,206	$103,818,818	7,354,612
Reinvestment of distributions	8,337,285	581,806	7,925,237	560,087
Redemptions	(28,921,764)	(1,970,424)	(28,844,323)	(2,062,116)

Net increase	$81,264,925	5,389,588	$82,899,732	5,852,583

Institutional Class:
Subscriptions	$87,020,796	5,825,282	$191,686,040	13,607,505
Reinvestment of distributions	9,828,424	684,907	466,404	33,102
Redemptions	(117,637,177)	(7,831,512)	(13,519,934)	(945,607)

Net increase/(decrease)	$(20,787,957)	(1,321,323)	$178,632,510	12,695,000

Retail Class:
Subscriptions	$18,867,527	1,303,298	$27,988,725	2,017,928
Reinvestment of distributions	9,188,701	655,418	12,711,732	915,641
Exchanges	4,047,145	265,858	(65,133)	11,747
Redemptions	(19,628,861)	(1,333,037)	(17,373,970)	(1,245,818)

Net increase	$12,474,512	891,537	$23,261,354	1,699,498

	Mid-Cap Growth Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$110,036,248	6,304,618	$59,233,206	3,736,241
Reinvestment of distributions	4,069,733	240,670	3,722,900	238,189
Redemptions	(78,626,814)	(4,577,016)	(21,683,798)	(1,400,685)

Net increase	$35,479,167	1,968,272	$41,272,308	2,573,745

Institutional Class:
Subscriptions	$13,553,571	829,376	$15,431,427	1,005,426
Reinvestment of distributions	504,957	29,634	79,187	5,041
Redemptions	(1,363,773)	(77,728)	(718,412)	(44,915)

Net increase	$12,694,755	781,282	$14,792,202	965,552

Retail Class:
Subscriptions	$14,612,772	841,297	$11,738,966	746,155
Reinvestment of distributions	1,739,369	102,890	2,150,315	137,354
Exchanges	(1,874,181)	(132,802)	(1,802,230)	(131,632)
Redemptions	(7,645,621)	(449,643)	(7,175,377)	(460,075)

Net increase	$6,832,339	361,742	$4,911,674	291,802

328 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Mid-Cap Value Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$85,956,306	4,881,459	$182,145,839	11,155,103
Reinvestment of distributions	17,368,312	1,020,465	6,496,574	404,771
Redemptions	(68,702,143)	(3,921,425)	(45,378,248)	(2,773,916)

Net increase	$34,622,475	1,980,499	$143,264,165	8,785,958

Institutional Class:
Subscriptions	$11,857,330	675,656	$16,133,113	1,021,024
Reinvestment of distributions	1,249,270	73,228	144,605	9,004
Redemptions	(2,953,836)	(167,853)	(1,880,221)	(114,607)

Net increase	$10,152,764	581,031	$14,397,497	915,421

Retail Class:
Subscriptions	$32,945,544	1,882,802	$26,815,357	1,660,612
Reinvestment of distributions	6,090,420	361,626	2,506,619	157,928
Exchanges	(1,968,870)	(108,404)	21,876,420	1,352,186
Redemptions	(13,577,698)	(778,141)	(8,433,887)	(517,793)

Net increase	$23,489,396	1,357,883	$42,764,509	2,652,933

	Small-Cap Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$143,101,280	9,139,058	$92,631,208	6,139,144
Reinvestment of distributions	16,142,021	1,092,893	7,697,878	497,600
Exchanges	25,000	1,588	—	—
Redemptions	(112,156,087)	(7,294,102)	(59,389,422)	(3,989,673)

Net increase	$47,112,214	2,939,437	$40,939,664	2,647,071

Institutional Class:
Subscriptions	$28,817,572	1,859,719	$68,311,360	4,602,201
Reinvestment of distributions	8,940,408	599,625	1,789,247	114,990
Redemptions	(41,100,995)	(2,579,301)	(8,156,759)	(532,333)

Net increase/(decrease)	$(3,343,015)	(119,957)	$61,943,848	4,184,858

Retail Class:
Subscriptions	$13,618,936	872,572	$12,337,091	825,853
Reinvestment of distributions	6,581,770	447,755	3,493,722	226,920
Exchanges	1,858,818	94,473	(3,808,935)	(260,863)
Redemptions	(7,751,145)	(502,880)	(9,084,765)	(606,149)

Net increase	$14,308,379	911,920	$2,937,113	185,761

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 329

Notes to financial statements	continued

	Large-Cap Growth Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$25,068,695	2,158,197	$7,621,775	685,062
Reinvestment of distributions	457,282	38,720	444,980	39,484
Redemptions	(6,606,649)	(565,068)	(5,705,775)	(514,075)

Net increase	$18,919,328	1,631,849	$2,360,980	210,471

Institutional Class:
Seed money redemptions	$—	—	$(4,881,000)	(448,092)
Subscriptions	142,753,720	12,360,739	465,928,373	43,206,306
Reinvestment of distributions	6,475,717	553,008	753,429	67,815
Redemptions	(82,477,474)	(7,224,324)	(55,413,800)	(5,214,628)

Net increase	$66,751,963	5,689,423	$406,387,002	37,611,401

	Large-Cap Value Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$54,171,808	3,546,280	$611,689	43,621
Reinvestment of distributions	61,757	4,277	12,807	929
Exchanges	6,887	452	—	—
Redemptions	(19,724,655)	(1,300,935)	(87,388)	(6,283)

Net increase	$34,515,797	2,250,074	$537,108	38,267

Institutional Class:
Subscriptions	$126,892,825	8,619,308	$327,406,904	24,010,889
Reinvestment of distributions	17,436,316	1,221,886	6,668,431	485,327
Redemptions	(107,795,198)	(7,183,744)	(75,556,554)	(5,516,597)

Net increase	$36,533,943	2,657,450	$258,518,781	18,979,619

330 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Equity Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	1,433,016	146,527	—	—
Redemptions	(101,554)	(10,171)	—	—

Net increase	$1,831,462	186,356	$—	—

Institutional Class:
Subscriptions	$221,354,616	22,837,428	$261,479,146	27,731,773
Reinvestment of distributions	41,512,043	4,369,690	11,064,982	1,152,597
Redemptions	(246,976,469)	(25,313,685)	(513,009,990)	(54,732,933)

Net increase (decrease)	$15,890,190	1,893,433	$(240,465,862)	(25,848,563)

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	3,602,349	366,815	—	—
Exchanges	2,770,373	280,894	—	—
Redemptions	(36,105)	(3,662)	—	—

Net increase	$6,836,617	694,047	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

	S&P 500 Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$105,669,891	7,300,597	$118,343,960	8,679,127
Reinvestment of distributions	1,774,958	123,604	1,834,726	133,241
Redemptions	(67,062,680)	(4,646,832)	(82,543,539)	(6,059,986)

Net increase	$40,382,169	2,777,369	$37,635,147	2,752,382

Institutional Class:
Subscriptions	$293,865,520	20,398,075	$358,639,136	26,700,377
Reinvestment of distributions	8,054,074	559,699	4,499,272	327,935
Redemptions	(107,205,508)	(7,346,492)	(34,966,701)	(2,570,614)

Net increase	$194,714,086	13,611,282	$328,171,707	24,457,698

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 331

Notes to financial statements	continued

	Mid-Cap Growth Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$18,429,135	1,295,652	$23,264	1,688
Reinvestment of distributions	160,837	11,480	36,767	2,781
Redemptions	(8,963,519)	(628,048)	(1,477)	(116)

Net increase	$9,626,453	679,084	$58,554	4,353

Institutional Class:
Seed money redemptions	$—	—	$(339,000)	(24,689)
Subscriptions	6,278,980	463,392	907,500	65,311
Reinvestment of distributions	1,973,309	140,649	2,371,673	179,129
Redemptions	(1,686,438)	(117,985)	(386,027)	(29,005)

Net increase	$6,565,851	486,056	$2,554,146	190,746

	Mid-Cap Value Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$23,548,007	1,474,915	$38,173	2,434
Reinvestment of distributions	494,132	32,920	18,676	1,257
Exchanges	25,000	1,540	—	—
Redemptions	(4,464,064)	(280,947)	(4,332)	(276)

Net increase	$19,603,075	1,228,428	$52,517	3,415

Institutional Class:
Seed money redemptions	$—	—	$(571,000)	(37,750)
Subscriptions	8,206,372	532,387	2,186,700	138,579
Reinvestment of distributions	5,555,222	375,353	2,974,868	200,328
Redemptions	(1,908,815)	(118,834)	(584,057)	(37,232)

Net increase	$11,852,779	788,906	$4,006,511	263,925

332 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Mid-Cap Blend Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$28,477,151	1,680,233	$5,807,644	376,944
Reinvestment of distributions	671,561	40,800	50,992	3,320
Redemptions	(6,532,763)	(390,985)	(701,703)	(44,420)

Net increase	$22,615,949	1,330,048	$5,156,933	335,844

Institutional Class:
Seed money redemptions	$—	—	$(2,371,000)	(156,279)
Subscriptions	21,940,056	1,303,601	13,929,938	891,425
Reinvestment of distributions	1,172,709	71,946	845,737	55,349
Redemptions	(10,404,247)	(617,339)	(6,542,724)	(417,419)

Net increase	$12,708,518	758,208	$5,861,951	373,076

	Small-Cap Growth Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$48,046,292	3,034,054	$13,316,812	918,606
Reinvestment of distributions	179,907	11,954	42,048	2,803
Exchanges	(9,603)	(620)	—	—
Redemptions	(30,523,304)	(1,981,189)	(12,060,023)	(832,749)

Net increase	$17,693,292	1,064,199	$1,298,837	88,660

Institutional Class:
Seed money redemptions	$—	—	$(50,000)	(3,294)
Subscriptions	423,794	28,687	325,850	23,437
Reinvestment of distributions	4,880,434	345,395	8,157,474	572,053
Redemptions	(1,207,925)	(80,312)	(528,119)	(38,175)

Net increase	$4,096,303	293,770	$7,905,205	554,021

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 333

Notes to financial statements	continued

	Small-Cap Value Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$32,488,982	2,282,860	$8,446,457	603,195
Reinvestment of distributions	282,615	21,410	94,383	6,756
Exchanges	(10,065)	(706)	—	—
Redemptions	(9,402,927)	(660,284)	(6,857,454)	(493,128)

Net increase	$23,358,605	1,643,280	$1,683,386	116,823

Institutional Class:
Seed money redemptions	$—	—	$(1,310,000)	(88,630)
Subscriptions	981,410	70,751	1,921,400	132,830
Reinvestment of distributions	7,786,235	598,481	8,199,307	592,008
Redemptions	(2,753,834)	(187,296)	(2,102,495)	(152,028)

Net increase	$6,013,811	481,936	$6,708,212	484,180

	Small-Cap Blend Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$46,418,555	2,991,705	$76,692	5,042
Reinvestment of distributions	171,045	11,683	28,329	1,860
Redemptions	(18,244,925)	(1,200,427)	(56,495)	(3,844)

Net increase	$28,344,675	1,802,961	$48,526	3,058

Institutional Class:
Seed money redemptions	$—	—	$(2,827,000)	(185,699)
Subscriptions	57,193,887	3,748,885	51,886,266	3,530,220
Reinvestment of distributions	13,704,516	939,953	8,812,379	578,998
Redemptions	(46,030,238)	(2,959,344)	(42,896,347)	(2,973,685)

Net increase	$24,868,165	1,729,494	$14,975,298	949,834

334 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	International Equity Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$95,168,360	5,060,984	$1,786,153	113,845
Reinvestment of distributions	64,606	3,741	28,617	1,869
Exchanges	2,480	126	—	—
Redemptions	(17,431,386)	(936,297)	(1,518,251)	(99,004)

Net increase	$77,804,060	4,128,554	$296,519	16,710

Institutional Class:
Seed money redemptions	$—	—	$(4,473,000)	(299,602)
Subscriptions	129,086,792	7,295,757	199,802,707	13,156,062
Reinvestment of distributions	5,733,927	337,886	1,510,442	99,699
Redemptions	(59,686,918)	(3,331,325)	(63,644,100)	(4,173,995)

Net increase	$75,133,801	4,302,318	$133,196,049	8,782,164

	Social Choice Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$33,230,624	3,128,733	$20,508,529	2,111,396
Reinvestment of distributions	602,407	57,155	536,549	54,417
Redemptions	(10,291,350)	(967,067)	(3,631,991)	(373,743)

Net increase	$23,541,681	2,218,821	$17,413,087	1,792,070

Institutional Class:
Subscriptions	$15,444,751	1,472,115	$39,690,462	4,172,755
Reinvestment of distributions	1,497,867	143,888	1,508,826	155,069
Redemptions	(11,500,557)	(1,091,747)	(20,854,261)	(2,258,745)

Net increase	$5,442,061	524,256	$20,345,027	2,069,079

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	18,946,628	1,945,848	—	—
Exchanges	796,192	82,162	—	—
Redemptions	(131,189)	(13,015)	—	—

Net increase	$20,111,631	2,064,995	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 335

Notes to financial statements	continued

	Real Estate Securities Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$81,872,341	5,582,523	$106,581,493	7,283,796
Reinvestment of distributions	19,356,953	1,421,641	15,837,551	1,113,143
Exchanges	(49,302)	(3,300)	—	—
Redemptions	(66,728,366)	(4,663,613)	(46,701,392)	(3,277,163)

Net increase	$34,451,626	2,337,251	$75,717,652	5,119,776

Institutional Class:
Subscriptions	$59,741,779	4,248,467	$89,820,222	6,566,350
Reinvestment of distributions	30,704,109	2,296,635	19,374,974	1,376,973
Redemptions	(127,771,773)	(8,968,127)	(40,136,965)	(2,851,371)

Net (decrease)/increase	$(37,325,885)	(2,423,025)	$69,058,231	5,091,952

Retail Class:
Subscriptions	$24,140,689	1,713,043	$46,901,297	3,336,614
Reinvestment of distributions	21,462,462	1,615,653	18,487,699	1,326,977
Exchanges	(6,000,907)	(454,343)	4,007,325	222,501
Redemptions	(23,505,348)	(1,655,005)	(24,360,694)	(1,772,878)

Net increase	$16,096,896	1,219,348	$45,035,627	3,113,214

336 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Managed Allocation Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	7,898,257	806,432
Reinvestment of distributions	43,044	4,270
Reedemptions	(349,947)	(35,329)

Net increase	$8,091,354	825,373

Institutional Class:
Seed money subscriptions	$2,000,000	200,000
Subscriptions	10	1
Reinvestment of distributions	22,368	2,273
Redemptions	(10)	(1)

Net increase	$2,022,368	202,273

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	5,306,281	537,118
Reinvestment of distributions	40,096	4,002
Exchanges	1,614,215	163,540
Redemptions	(154,175)	(15,687)

Net increase	$7,306,417	738,973

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 337

Notes to financial statements	continued

	Bond Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	797,152	79,515	—	—
Reinvestment of distributions	15,758	1,577	—	—
Redemptions	(56,882)	(5,703)	—	—

Net increase	$1,256,028	125,389	$—	—

Institutional Class:
Subscriptions	$608,608,154	61,392,614	$817,869,953	80,562,217
Reinvestment of distributions	68,534,334	6,929,192	48,706,223	4,779,292
Redemptions	(404,588,356)	(40,974,119)	(319,665,208)	(31,652,937)

Net increase	$272,554,132	27,347,687	$546,910,968	53,688,572

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	479,416	47,875	—	—
Reinvestment of distributions	15,032	1,511	—	—
Exchanges	1,830	53	—	—

Net increase	$996,278	99,439	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

338 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Bond Plus Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,969,451	196,372
Reinvestment of distributions	28,125	2,821
Reedemptions	(46,311)	(4,662)

Net increase	$2,451,265	244,531

Institutional Class:
Seed money subscriptions	$49,000,000	4,900,000
Subscriptions	6,721,020	676,194
Reinvestment of distributions	1,359,304	136,644
Redemptions	(287,210)	(28,824)

Net increase	$56,793,114	5,684,014

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,919,366	192,928
Reinvestment of distributions	32,143	3,219
Exchanges	165,125	16,224
Redemptions	(71,850)	(7,295)

Net increase	$2,544,784	255,076

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 339

Notes to financial statements	continued

	Short-Term Bond Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	2,226,119	222,740
Reinvestment of distributions	29,041	2,905
Reedemptions	(297,156)	(29,858)

Net increase	$2,458,004	245,787

Institutional Class:
Seed money subscriptions	$49,000,000	4,900,000
Subscriptions	6,322,370	633,245
Reinvestment of distributions	1,295,326	129,822
Redemptions	(16,485)	(1,649)

Net increase	$56,601,211	5,661,418

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,896,070	189,992
Reinvestment of distributions	41,385	4,144
Exchanges	920,637	92,271
Redemptions	(50,601)	(5,078)

Net increase	$3,307,491	331,329

340 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	High-Yield Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	11,047,475	1,113,809
Reinvestment of distributions	33,444	3,406
Redemptions	(4,977,134)	(499,995)

Net increase	$6,603,785	667,220

Institutional Class:
Seed money subscriptions	$49,000,000	4,900,000
Subscriptions	3,084,846	312,780
Reinvestment of distributions	1,804,841	183,983
Redemptions	(36,738)	(3,704)

Net increase	$53,852,949	5,393,059

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,432,663	145,538
Reinvestment of distributions	49,464	5,031
Exchanges	825,521	83,778
Redemptions	(8,278)	(846)

Net increase	$2,799,370	283,501

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 341

Notes to financial statements	continued

	Inflation-Linked Bond Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	5,400,511	532,517	—	—
Reinvestment of distributions	47,738	4,753	—	—
Redemptions	(317,823)	(31,704)	—	—

Net increase	$5,630,426	555,566	$—	—

Institutional Class:
Subscriptions	$168,798,965	16,522,992	$196,483,038	18,283,001
Reinvestment of distributions	23,581,921	2,340,449	18,491,867	1,724,781
Redemptions	(135,016,820)	(13,288,039)	(268,690,192)	(25,118,571)

Net increase (decrease)	$57,364,066	5,575,402	$(53,715,287)	(5,110,789)

Retail Class:
Subscriptions	$8,132,556	802,799	$21,238,924	1,997,282
Reinvestment of distributions	4,497,959	451,950	3,454,093	326,857
Exchanges	(9,796,711)	(983,706)	6,038,646	561,845
Redemptions	(9,619,888)	(956,822)	(55,911,954)	(5,203,091)

Net increase (decrease)	$(6,786,084)	(685,779)	$(25,180,291)	(2,317,107)

(a)          For the period March 31, 2006 (commencement of operations) to September 30, 2006.

342 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

	Money Market Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	53,810,210	53,810,210	—	—
Reinvestment of distributions	386,301	386,301	—	—
Redemptions	(10,889,704)	(10,889,704)	—	—

Net increase	$43,806,807	43,806,807	$—	—

Institutional Class:
Subscriptions	$146,874,382	146,878,026	$70,575,014	70,575,014
Reinvestment of distributions	10,889,072	10,889,072	5,012,861	5,012,861
Redemptions	(86,172,837)	(86,172,837)	(54,817,294)	(54,817,294)

Net increase	$71,590,617	71,594,261	$20,770,581	20,770,581

Retail Class: (a)
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	112,424,484	112,424,484	—	—
Reinvestment of distributions	1,291,058	1,291,058	—	—
Exchanges	24,322,122	24,322,122	—	—
Redemptions	(11,211,860)	(11,211,860)	—	—

Net increase	$127,325,804	127,325,804	$—	—

(a)          For the period March 31, 2006 (commencement of operations) to September 30, 2006.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 343

Notes to financial statements	continued

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 were as follows:

	2006			2005

Fund	Ordinary Income	Long-term Capital Gains	Total	Ordinary Income	Long-term Capital Gains	Total

Growth & Income	$2,681,604	$20,640,887	$23,322,491	$8,511,691	$—	$8,511,691
International Equity	26,769,165	50,008,748	76,777,913	45,237,174	1,257,162	46,494,336
Large-Cap Growth	—	—	—	—	—	—
Large-Cap Value	16,943,763	11,807,783	28,751,546	16,526,971	7,438,481	23,965,452
Mid-Cap Growth	95,466	6,360,175	6,455,641	1,592,229	4,525,334	6,117,563
Mid-Cap Value	17,861,858	7,572,763	25,434,621	7,120,760	2,435,007	9,555,767
Small-Cap Equity	15,663,086	18,112,058	33,775,144	6,299,276	7,865,098	14,164,374
Large-Cap Growth Index	4,147,493	3,138,201	7,285,694	647,747	910,812	1,558,559
Large-Cap Value Index	10,937,628	8,281,765	19,219,393	3,548,096	4,291,429	7,839,525
Equity Index	10,348,360	39,398,708	49,747,068	13,454,920	—	13,454,920
S&P 500 Index	9,378,860	1,113,153	10,492,013	3,663,971	3,715,440	7,379,411
Mid-Cap Growth Index	588,681	1,709,445	2,298,126	476,761	2,102,143	2,578,904
Mid-Cap Value Index	1,775,356	4,947,159	6,722,515	1,414,450	1,852,415	3,266,865
Mid-Cap Blend Index	1,620,885	3,539,691	5,160,576	1,317,503	2,125,930	3,443,433
Small-Cap Growth Index	321,008	4,832,792	5,153,800	2,368,972	6,033,400	8,402,372
Small-Cap Value Index	2,408,705	6,218,142	8,626,847	3,715,546	5,683,512	9,399,058
Small-Cap Blend Index	2,105,488	14,180,170	16,285,658	3,865,895	6,757,800	10,623,695
International Equity Index	4,575,005	2,242,114	6,817,119	2,009,411	884,616	2,894,027
Social Choice Equity	2,230,714	8,933	2,239,647	1,917,277	443,474	2,360,751
Real Estate Securities	65,198,393	10,900,333	76,098,726	54,431,934	5,507,332	59,939,266
Managed Allocation II	108,489	—	108,489	—	—	—
Bond	74,770,075	—	74,770,075	51,844,113	2,474,711	55,752,513	*
Bond Plus II	1,425,886	—	1,425,886	—	—	—
Short-Term Bond II	1,378,539	—	1,378,539	—	—	—
High-Yield II	1,906,129	—	1,906,129	—	—	—
Inflation-Linked Bond	22,785,520	8,138,727	30,924,247	20,198,689	4,193,975	24,392,664
Money Market	12,696,049	—	12,696,049	5,029,393	—	5,029,393

*          Total distributions for Bond Fund include return of capital distributions of $1,433,689.

344 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income (Overdistribution)	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryovers	Post-October Losses	Total

Growth & Income	$4,927,525	$2,607,025	$20,206,548	$—	$—	$27,741,098
International Equity	52,634,944	91,268,418	170,552,418	—	(1,917,811)	312,537,969
Large-Cap Growth	59,689	—	387,094	—	(524,609)	(77,826)
Large-Cap Value	16,690,806	18,865,115	61,800,185	—	(29,362)	97,326,744
Mid-Cap Growth	366,276	10,312,875	23,064,492	—	(8,252)	33,735,391
Mid-Cap Value	15,384,474	28,900,808	41,860,392	—	(32,892)	86,112,782
Small-Cap Equity	19,258,673	19,962,128	12,018,725	—	—	51,239,526
Large-Cap Growth Index	4,877,978	—	41,792,015	(51,197)	(53,086)	46,565,710
Large-Cap Value Index	10,660,480	12,272,798	75,057,754	—	—	97,991,032
Equity Index	8,805,800	4,549	158,755,415	—	—	167,565,764
S&P 500 Index	11,386,714	860,376	102,875,348	—	—	115,122,438
Mid-Cap Growth Index	295,865	2,544,030	7,485,651	—	—	10,325,546
Mid-Cap Value Index	1,247,750	5,539,124	10,875,490	—	—	17,662,364
Mid-Cap Blend Index	1,119,277	4,955,660	20,380,127	—	—	26,455,064
Small-Cap Growth Index	733,211	7,890,676	11,581,732	—	—	20,205,619
Small-Cap Value Index	2,031,600	9,409,884	10,507,642	—	—	21,949,126
Small-Cap Blend Index	3,715,261	11,481,261	24,880,119	—	—	40,076,641
International Equity Index	10,280,348	1,803,324	88,147,090	—	(6,272)	100,224,490
Social Choice Equity	2,373,603	2,244,179	30,456,187	—	—	35,073,969
Real Estate Securities	2,484,365	29,568,556	80,728,147	—	—	112,781,068
Managed Allocation II	707	—	494,024	—	(6,464)	488,267
Bond	—	—	(8,309,667)	(681,137)	(17,035,854)	(26,026,658)
Bond Plus II	5,206	—	711,066	—	(54,004)	662,268
Short-Term Bond II	14,577	—	332,894	—	(38,489)	308,982
High-Yield II	5,563	—	(146,141)	—	(194,424)	(335,002)
Inflation-Linked Bond	—	—	(8,947,206)	—	(3,824,301)	(12,771,507)
Money Market	(9,047)	—	—	(2,104)	—	(11,151)

The difference between book basis and tax basis net investment income, net realized gains and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and the use of capital loss carryovers.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 345

Notes to financial statements	continued

At September 30, 2006, the following Funds had capital loss carryovers, which will expire as follows:

	Date of Expiration

Fund	9/30/10	9/30/11	9/30/12	9/30/13	9/30/14	Total

Large-Cap Growth Index	$—	$—	$—	$—	$51,197	$51,197
Bond	—	—	—	—	681,137	681,137
Money Market	—	1,731	—	—	373	2,104

Note 7—line of credit

Each of the Funds, except the Large-Cap Growth, Managed Allocation II, Bond, Bond Plus II, Short-Term Bond II, High-Yield II and Money Market Funds, participated in a $1.75 billion committed revolving credit facility dated August 8, 2005, which was replaced by a new agreement dated August 7, 2006.

Under the new agreement each of the Funds, except the Bond, Short-Term Bond II, Bond Plus II and Money Market Funds, participate in a $1.5 billion committed revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by Advisors for the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended September 30, 2006 there were no borrowings under this credit facility by the Funds.

Note 8—securities lending

On July 27, 2006, the Funds entered into a four-year agreement with State Street Bank and Trust Company to engage in securities lending transactions. Under the terms of the agreement, State Street, as agent on behalf of the Funds, may lend portfolio securities to qualified borrowers consisting of financial institutions and brokers. By lending such securities, the Funds will attempt to increase their net investment income through the receipt of interest on collateral (after rebates and fees). The loans will be secured by collateral equal to at least 102% of the market value of the securities loaned for U.S. securities and 105% of the market value of the securities loaned for foreign securities. All cash collateral will be invested by State Street in the State Street Bank Navigator Securities Lending Prime Portfolio, except for the Social Choice Equity Fund which will be invested internally in accordance with the investment guidelines of that Fund set forth in the Fund’s prospectus. The risk of borrower default will be borne by State Street Bank. As of September 30, 2006, none of the Funds have yet engaged in such securities lending.

346 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Notes to financial statements	continued

Note 9—in-kind transactions

For the year ended September 30, 2006, the Institutional Class of the following Funds had in-kind transactions consisting of marketable securities, which are included in subscriptions and redemptions in shareholder transactions in Note 5:

Fund	Value	Realized Gain

In-kind redemptions
Growth & Income	$20,560,156	$1,684,990
Large-Cap Value	71,424,118	12,694,020
Large-Cap Growth Index	38,013,617	7,725,870
Large-Cap Value Index	40,966,592	14,770,919
Equity Index	87,047,087	35,095,405
S&P 500 Index	45,901,732	17,318,384
Small-Cap Blend Index	19,554,209	8,586,880

In-kind subscriptions
Mid-Cap Growth	2,958,148
S&P 500 Index	70,876,071
Mid-Cap Growth Index	3,426,469
Mid-Cap Value Index	1,826,643

Note 10—new accounting pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109”. (“FIN 48”) FIN 48 establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has started to evaluate the application of FIN 48 to the Funds and is not in a position at this time to estimate the significance its impact will have, if any, on the Funds’ financial statements.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 347

Notes to financial statements	concluded

Note 11—subsequent event

On November 10, 2006, a large investor in certain of the Funds redeemed shares. These redemptions amounted to the following percentages of each Fund’s net assets as of September 30, 2006:

Fund	Percent

International Equity	18%
Large-Cap Value	17
Small-Cap Equity	5
Large-Cap Growth Index	59
Large-Cap Value Index	45
S&P 500 Index	8
Small-Cap Blend Index	22
Social Choice Equity	26
Bond	33
Money Market	24

348 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
TIAA-CREF Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth & Income Fund, International Equity Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund, International Equity Index Fund, Social Choice Equity Fund, Real Estate Securities Fund, Managed Allocation Fund II, Bond Fund, Bond Plus Fund II, Short Term Bond Fund II, High Yield Fund II, Inflation-Linked Bond Fund and Money Market Fund (constituting the TIAA-CREF Institutional Mutual Funds, hereafter referred to as the “Funds”) at September 30, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods in the three years ended September 30, 2004, were audited by other auditors whose report dated November 22, 2004 expressed an unqualified opinion on those financial highlights.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
November 30, 2006

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 349

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)

DISINTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Trustee	Indefinite Term. Trustee since 2006.	Retired. Partner (1990–2006) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	66

Director and former Chairman of the Investment Committee (2002–2004), Maine Community Foundation; Director and member of the Investment Committee, the Maine Coast Heritage Trust, the Gulf of Maine Research Institute and the Boston Athenaeum; and Investment Committee member, Carnegie Endowment for International Peace.

Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	66	None

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	66	None

350 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

DISINTERESTED TRUSTEES—continued

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 63	Chairman of the Board, Trustee	Indefinite term. Trustee since 1999.	Formerly, President and Managing Principal, Windermere Investment Associates (1997–2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest (1993–1998).	66	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 58	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001). Chief Executive Officer (1995–2001); President (1991–2000); and Chief Operating Officer (1989–1995) of that firm.	66	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council, and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 49	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994–2000 and 2001–2006), Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1998); and Program Director, National Bureau of Economic Research (since 1990).	66	None

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 351

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	continued

DISINTERESTED TRUSTEES—continued

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 56	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	66	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 56	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Sarah M. and Charles E. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002).	66	None

Associate Dean for Research (2001–2002) and Associate Director for Research (2000–2003), the Center for International Business Education and Research, University of Texas at Austin; and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).

352 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 63	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA (since 2002). President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Fund Complex”) (since 2002). Formerly, President and Chief Executive Officer of Alliance for Lifelong Learning, Inc. (2000–2002). President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc. (1997–1999).

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Fund Complex (since 2004). Vice President and Treasurer (since 2004) and Second Vice President and Associate Treasurer (1998–2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 1999.

Executive Vice President (since 1997) and Head of Asset Management (since 2006) of TIAA and the TIAA-CREF Fund Complex. Manager, TIAA Realty Capital Management, LLC and Director of TPIS. President and Chief Executive Officer of Investment Management and Advisors, Director of Advisors and Manager of Investment Management. Formerly, Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Fund Complex (2003–2006) and Executive Vice President of CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993–2001).

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 353

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	concluded

EXECUTIVE OFFICERS—continued

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1999.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 1998).

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000–2003); and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997–2000).

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 50	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer
(1999–2003), and Head and Deputy Head of Global Market Risk Management, Putnam Investments (1997–1999).

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Fund Complex (since 2006). President, Chief Executive Officer and Manager of Services. Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex (2003–2005); Executive Vice President, Retirement Services, CREF and TIAA (2000–2003); and Vice President, Eastern Division (1994–2000).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 40	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director,
TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources-Japan, Morgan Stanley
(1998–1999).

354 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

EXECUTIVE OFFICERS—continued

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Eric Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Acting Chief Compliance Officer	Indefinite term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex, Investment Management, Advisors, and Services (since 2005). Formerly, Vice President, Compliance Officer of TIAA (2004–2005). First Vice President, Manager of Compliance and Centralized Trust Functions, Private Banking Division (2001–2004), and Manager of Compliance and Regulatory Affairs, Investment Banking Division (1993–2001), Comerica Incorporated.

Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President and Chief Financial Officer	Indefinite term. Executive Vice President and Chief Financial Officer since 2006.

Executive Vice President and Chief Financial Officer of TIAA and the TIAA-CREF Fund Complex (since 2006). Manager and Executive Vice President of TIAA-CREF Investment Management, LLC, Director and Executive Vice President of Teachers Personal Investors Services, Inc. and Teachers Advisors, Inc. Formerly, Executive Vice President, Finance, Golden West Financial Corporation (2002–2006) and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999–2002).

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. Formerly, Executive Vice President, Product Management, of TIAA and the TIAA-CREF Fund Complex (2000–2005); President and Chief Executive Officer, Horizon Mercy (1996–2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2006.

Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly, Senior Vice President, Pension Products (2003–2006); Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Fund Complex.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information on the Funds’ trustees and is available, without charge, through our website, www.tiaa-cref.org or by telephone at 877 518-9161.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 355

Approval of investment management agreement (unaudited)

Board Approval of Investment Management Agreement for the TIAA-CREF Institutional Mutual Funds (the “Funds”)

The Funds’ trustees are responsible for overseeing the Funds’ corporate policies and for adhering to fiduciary standards under the Investment Company Act of 1940. Most significantly, the Board is responsible for the initial approval and annual renewal of the Funds’ investment management agreements (the “Management Agreement”) with Teachers Advisors, Inc. (“Advisors”).* Under the Management Agreement, Advisors assumes responsibility for providing to, or obtaining for, the Funds all of the services necessary for its ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services.

In considering whether to renew the Management Agreement, the Board, at its April 3, 2006 and May 16, 2006 meetings, reviewed the following factors with respect to each Fund: (1) the nature, extent and quality of services provided by Advisors to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Advisors and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the Funds. The factors should be viewed in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Management Agreement.

Set forth below are the general factors the Board considered for all of the Funds, followed by an outline of the specific factors the Board considered for each particular Fund.

The Nature, Extent and Quality of Services. The Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds since 1997 and the TIAA-CREF Institutional Mutual Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund (“CREF”) since their inception. Under the Management Agreement, Advisors is responsible for managing the assets of the Funds, including conducting research, recommending investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Funds to the Boards at their

*	Please note that all of the Funds are subject to a new investment management agreement effective February 1, 2006.

356 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Approval of investment management agreement (unaudited)	continued

scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner.

The Board considered, among other things, the performance of each of the Funds, as discussed below.

In the course of their review of the quality of Advisors’ services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with Fund benchmarks and peers, or that, in the case of underperforming Funds, Advisors was taking affirmative steps to enhance its investment approach and personnel.

Performance. The Board considered the performance of each Fund over the one-year, three-year, five-year (where applicable) and since-inception periods and the Funds’ performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance and expense data for each Fund prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”) for each class of each pertinent Fund, as well as each Fund’s performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since-inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second or third performance quintiles versus their peers, with some limited exceptions. (Performance data for the funds and share classes that the Board had authorized in December 2005 was not reviewed by the Board since these Funds and share classes had only been operational for a short period.) For additional detail about each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered that in those cases in which Funds were underperforming, Advisors took remedial action.

Cost and Profitability. The Board considered that Advisors had been losing money managing the mutual funds business overall, but that such losses were expected to end under the Funds’ newly implemented pricing structure. The Board reviewed financial and profitability data for 2005 and profitability on a pro forma basis demonstrating the effect of the new pricing—both before and after distribution expenditures. The Board considered that very few Funds had been profitable to Advisors, and most had operated at a loss to Advisors, but that the new pricing should permit Advisors to operate at profit margins that were fair and reasonable in the short term in light of overall Fund expenses, which would also enable Advisors to maintain and improve the quality of services provided to shareholders. The Board also considered that it would continue to review the profitability levels of Advisors annually during its yearly review of the Funds’ management arrangements to ensure that Advisors’ fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 357

Approval of investment management agreement (unaudited)	continued

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Management Agreement were significantly lower than those of competitors, and that even with the recent increase in advisory fees for some Funds, each Fund continued to be very competitively priced below the expense of the average fund within the universe of mutual funds in its competitive peer group.

Economies of Scale. The Board considered whether Advisors could experience economies of scale in connection with the operation of each Fund. In making this determination, the Board considered that most of the Funds had operated at a loss to Advisors under their old pricing structure. With respect to the new pricing structure under the Management Agreement, the Board carefully considered whether the breakpoints outlined in this Agreement would have any real effect on Fund fees. The Board determined that although the breakpoint discounts appeared to be low compared to those of competitors, this was because the maximum fees under the Management Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the majority of the “actively managed” Funds might eventually allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders.

Fee Comparison with Other Advisors Clients. The Board considered that Advisors provides similar investment management services to each of the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although distribution channels differ. In addition, Advisors, through its TIAA-CREF Asset Management (TCAM) division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. The Board considered the schedule of fees for each of the comparable funds, and the fact that all of Advisors’ fees are low in comparison to comparable funds offered by other fund companies. In addition, while the management fees may not be precisely the same for comparable funds, this is due in part to the fact that some of the comparable funds are offered through products that charge additional fees to its investors. In particular, the Board considered that the comparable funds target different types of investors and use different distribution channels, variables factored in when determining appropriate pricing of services.

Other Benefits. The Board considered that one of the benefits that accrue to each of the Funds through Advisors is that Advisors continues to be willing to waive fees and make expense reimbursements to the Funds. In addition, Advisors and its affiliates may benefit from the advisory relationship with the Funds to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, certain Funds managed by Advisors are managed in the same manner and by the same personnel

358 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Approval of investment management agreement (unaudited)	continued

as certain of the CREF Accounts, resulting in the possibility for benefits associated with economies of scale.

Fund-by-Fund Factors

The Funds’ Trustees considered the following specific factors (among others) during their determination to renew the Management Agreements for each Fund described in this Report. Note that for purposes of this discussion, if a Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be). In addition, please note that the performance factors outlined below are based on the Institutional Class of each Fund. Because the Institutional Class has lower expenses than the Retirement and Retail Classes of these Funds, the performance of those Classes will be lower than the performance of the Institutional Class. All periods referenced below are ended as of December 31, 2005.

Growth & Income Fund

•

The Fund’s contractual management fee is 0.45%. At the Board’s request, the Fund’s actual management fee, after waivers, will be 0.08% until at least April 2007, due to underperformance. [Note: This waiver was subsequently extended through April 2008.]

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one-, two- and three-year periods, the Fund was in the 2nd quintile of its Performance Universe; and, for the four- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 2 stars for the one-year period.

•	In March 2005, Advisors added a new portfolio manager, Susan Kempler, to the Fund. As a consequence of this change and other factors, the Fund outperformed its benchmark during the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Large-Cap Value Fund

•	The Fund’s contractual management fee is 0.45%. Advisors proposed that the Fund’s actual management fee be 0.45%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 4th, 1st and 2nd quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 5 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Growth Fund

•	The Fund’s contractual management fee is 0.48%. Advisors proposed that the Fund’s actual management fee be 0.48%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 359

Approval of investment management agreement (unaudited)	continued

•	For the one-, two- and three-year periods, the Fund was in the 3rd, 2nd and 1st quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Value Fund

•	The Fund’s contractual management fee is 0.48%. Advisors proposed that the Fund’s actual management fee be 0.48%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe. For the one-year period, the Fund was in the 2nd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 5 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Small-Cap Equity Fund

•	The Fund’s contractual management fee is 0.48%. Advisors proposed that the Fund’s actual management fee be 0.48%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 4th, 3rd and 2nd quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Social Choice Equity Fund

•	The Fund’s contractual management fee is 0.15%. Advisors proposed that the Fund’s actual management fee be 0.15%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the two-, three- and four-year periods, the Fund was in the 2nd quintile of its Performance Universe. For the one- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Real Estate Securities Fund

•	The Fund’s contractual management fee is 0.50%. Advisors proposed that the Fund’s actual management fee be 0.50%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 5th, 4th and 3rd quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

360 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Approval of investment management agreement (unaudited)	continued

•	Because of the Fund’s record of poor performance, the portfolio manager of the Fund was removed and the Fund is being restructured. David Copp joined the team late in 2005.

•	Advisors had a net loss on the Fund for the one-year period.

International Equity Fund

•	The Fund’s contractual management fee is 0.50%. Advisors proposed that the Fund’s actual management fee be 0.50%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one-, two- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the three-and four-year periods, the Fund was in the 2nd quintile of it Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Inflation-Linked Bond Fund

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 2nd quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe.

•

The Fund received an Overall Morningstar Rating of 5 stars for the one-year period. As of February 2006, Morningstar created an Inflation-Protected Securities Category. After the reclassification, the Fund received a 4 star rating as of February 2006.

•

Longer-term performance suffered as a result of the portfolio manager’s more active management strategy. As a result, the previous manager of the Fund was reassigned back to the Fund in March 2004 and the Fund’s performance has continuously improved as a result of the change in management.

•	Advisors had a net loss on the Fund for the one-year period.

Bond Fund

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one- and four-year periods, the Fund was in the 1st quintile of its Performance Universe. For the two-, three- and five-year periods, the Fund was in the 2nd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Money Market Fund

•	The Fund’s contractual management fee is 0.10%. Advisors proposed that the Fund’s actual management fee be 0.10%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 361

Approval of investment management agreement (unaudited)	continued

•	For the one-, two-, three-, four- and five-year periods, the Fund was in the 1st quintile of its Performance Universe.

•	Money market funds are not rated by Morningstar.

•	Advisors had a net loss on the Fund for the one-year period.

International Equity Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 3rd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

S&P 500 Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Equity Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two-, three- and four-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the five-year period, the Fund was in the 2nd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Large-Cap Growth Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one- and two-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the three-year period, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

362 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Approval of investment management agreement (unaudited)	continued

Large-Cap Value Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	Due to the size of the Performance Universe, Lipper was unable to calculate quintile rankings.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Blend Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Growth Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s (Inst. Class) management fees are in the 2nd quintile of its Expense Universe.

•	For the one-year period, the Fund was in the 2nd quintile of its Performance Universe. For the two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Value Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one-year period, the Fund was in the 1st quintile of its Performance Universe. Due to the size of the Performance Universe, Lipper was unable to calculate quintile rankings for the two- and three-year periods.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Small-Cap Blend Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 363

Approval of investment management agreement (unaudited)	continued

•	For the one- and two-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the three-year period, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Small-Cap Growth Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.03%.

•	The Fund’s management fees are in the 2nd quintile of its Expense Universe.

•	For the one- and two-year periods, the Fund was in the 5th quintile of its Performance Universe.

•	For the three-year period, the Fund was in the 4th quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Small-Cap Value Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one- and two-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the three-year period, the Fund was in the 1st quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

364 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Approval of investment management agreement (unaudited)	concluded

New Funds

The following Funds were authorized by the Board in December 2005 and began operations on March 31, 2006. Therefore, the Board did not review the performance of these Funds as part of their determination of whether to approve their Management Agreement.

Large-Cap Growth Fund

•

The Fund’s contractual management fee is 0.45%. At the Board’s request, the Fund’s actual management fee, after waivers, will be 0.08% until at least April 2007, due to underperformance by the Fund’s portfolio management team. [Note: This waiver was subsequently extended through April 2008.]

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Managed Allocation Fund II

•	The Fund’s contractual management fee is 0.00%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Bond Plus Fund II

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Short-Term Bond Fund II

•	The Fund’s contractual management fee is 0.25%. Advisors proposed that the Fund’s actual management fee be 0.25%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

High-Yield Fund II

•	The Fund’s contractual management fee is 0.35%. Advisors proposed that the Fund’s actual management fee be 0.35%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Based on these factors, and the information provided, the Board renewed the Management Agreement. The Trustees were advised by separate independent legal counsel throughout the review process.

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 365

Important tax information (unaudited)

For the fiscal year ended September 30, 2006, the TIAA-CREF Institutional Mutual Funds designate the following amounts (or the maximum allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 Gains	Long Term Capital Gains	Total

Growth & Income	$—	$20,640,887	$20,640,887
International Equity	—	50,008,748	50,008,748
Large-Cap Value	—	11,807,783	11,807,783
Mid-Cap Growth	—	6,360,175	6,360,175
Mid-Cap Value	13,176	7,559,587	7,572,763
Small-Cap Equity	8,141	18,103,917	18,112,058
Large-Cap Growth Index	—	3,138,201	3,138,201
Large-Cap Value Index	—	8,281,765	8,281,765
Equity Index	11,068	39,387,640	39,398,708
S&P 500 Index	—	1,113,153	1,113,153
Mid-Cap Growth Index	56	1,709,389	1,709,445
Mid-Cap Value Index	5,588	4,941,571	4,947,159
Mid-Cap Blend Index	4,960	3,534,731	3,539,691
Small-Cap Growth Index	546	4,832,246	4,832,792
Small-Cap Value Index	6,186	6,211,956	6,218,142
Small-Cap Blend Index	—	14,180,170	14,180,170
International Equity Index	—	2,242,114	2,242,114
Social Choice Equity	—	8,933	8,933
Real Estate Securities	731,833	10,168,500	10,900,333
Inflation-Linked Bond	—	8,138,727	8,138,727

366 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

Important tax information (unaudited)	continued

For the fiscal year ended September 30, 2006, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

Growth & Income	46.51%
International Equity	48.38%
Large-Cap Value	56.48%
Mid-Cap Growth	97.59%
Mid-Cap Value	24.42%
Small-Cap Equity	14.14%
Large-Cap Growth Index	100.00%
Large-Cap Value Index	79.29%
Equity Index	95.39%
S&P 500 Index	97.71%
Mid-Cap Growth Index	35.24%
Mid-Cap Value Index	46.94%
Mid-Cap Blend Index	56.75%
Small-Cap Growth Index	81.94%
Small-Cap Value Index	34.01%
Small-Cap Blend Index	51.53%
International Equity Index	77.09%
Social Choice Equity	99.75%
Real Estate Securities	0.44%
Managed Allocation II	0.01%

2006 Annual Report Retirement Class • TIAA-CREF Institutional Mutual Funds	| 367

Important tax information (unaudited)	concluded

For the fiscal year ended September 30, 2006, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth & Income	44.35%
International Equity	0.23%
Large-Cap Value	58.51%
Mid-Cap Growth	100.00%
Mid-Cap Value	25.47%
Small-Cap Equity	14.45%
Large-Cap Growth Index	100.00%
Large-Cap Value Index	79.63%
Equity Index	96.99%
S&P 500 Index	98.09%
Mid-Cap Growth Index	34.39%
Mid-Cap Value Index	46.26%
Mid-Cap Blend Index	56.13%
Small-Cap Growth Index	81.94%
Small-Cap Value Index	32.45%
Small-Cap Blend Index	51.78%
International Equity Index	0.23%
Social Choice Equity	100.00%

The International Equity and International Equity Index Funds received income from foreign sources during the year ended September 30, 2006 of $22,245,289 ($0.25426 per share) and $9,838,888 ($0.4315 per share) respectively, and paid taxes to foreign countries during the year ended September 30, 2006 of $1,990,396 ($0.02275 per share) and $650,114 ($0.02851 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2006, which will be reported in conjunction with your 2006 Form 1099-DIV

By early 2007, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

368 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retirement Class

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2006 ANNUAL REPORT

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS
RETAIL CLASS

SEPTEMBER 30, 2006
Audited financial statements including summary portfolios of investments

PERFORMANCE OVERVIEW AS OF SEPTEMBER 30, 2006

Retail Class		Average annual compound rates of total return		Total return

EQUITIES	Inception date	1 year	Since inception	Since inception
Growth & Income Fund*	3/31/2006	—	—	3.22%
International Equity Fund*	3/31/2006	—	—	6.30
Large-Cap Growth Fund	3/31/2006	—	—	–3.30
Large-Cap Value Fund	10/1/2002	14.35%	19.60%	—
Mid-Cap Growth Fund	10/1/2002	2.37	19.31	—
Mid-Cap Value Fund	10/1/2002	12.51	24.22	—
Small-Cap Equity Fund	10/1/2002	9.97	20.62	—
Equity Index Fund	3/31/2006	—	—	2.50
Social Choice Equity Fund*	3/31/2006	—	—	1.80
Real Estate Securities Fund	10/1/2002	23.50	25.67	—

EQUITIES & FIXED INCOME
Managed Allocation Fund II	3/31/2006	—	—	2.36

FIXED INCOME
Bond Fund	3/31/2006	—	—	3.42
Bond Plus Fund II	3/31/2006	—	—	3.55
Short-Term Bond Fund II	3/31/2006	—	—	2.75
High-Yield Fund II	3/31/2006	—	—	2.72
Tax-Exempt Bond Fund II	3/31/2006	—	—	3.77
Inflation-Linked Bond Fund	10/1/2002	1.53	5.10	—

Money Market Fund	3/31/2006	—	—	2.53

NET ANNUALIZED YIELD
(7-day period ended 9/26/2006)
		Current		Effective
Money Market Fund†		5.22%		5.36%

*

Performance note: Returns shown for these three funds were impacted by a misallocation of income and net capital gains among the funds’ share classes. If this misallocation had not occurred, the since-inception returns for the Retail Class of the Growth & Income Fund, International Equity Fund and Social Choice Equity Fund would have been 2.82%, 4.00% and 2.10%, respectively.

†

Investments in the TIAA-CREF Institutional Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

Understanding your report from TIAA-CREF Institutional Mutual Funds

This report contains information about the holdings and investment performance of the Retail Class of TIAA-CREF Institutional Mutual Funds for the fiscal year that ended on September 30, 2006.

          The report includes a letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, that describes how returns from various asset classes differed during the fiscal year.

          A detailed explanation of how the funds’ investment results were achieved follows, beginning on page 9.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 800 223-1200 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Annual report to investors

The following annual report contains the performance and financial statements for the Retail Class of the TIAA-CREF Institutional Mutual Funds for the twelve-month period ended September 30, 2006. The financial statements include information about other share classes, which are not the subject of this report.

During most of the twelve months covered by this report, stock prices in markets throughout the world increased. The Russell 3000® Index, which measures the broad U.S. market, rose 10.2%, while the MSCI EAFE® Index, which measures stock performance in 21 foreign nations, soared 19.2%. As of September 30, 2006, the MSCI World IndexSM was up nearly 60% for the previous three years.

          The Retail Class of the Large-Cap Value Fund, the Mid-Cap Value Fund, and the Real Estate Securities Fund, which were in operation for the full reporting period, achieved double-digit gains.

Profits keep pushing stock prices higher

U.S. stock prices were supported by earnings growth partly fueled by the world economy. Data released by the Commerce Department in September showed a 60% increase in U.S. corporate profits since the end of 2003. For the second quarter of 2006 alone, profits were up 18.5% from a year earlier.

          Investors worried, however, that higher interest rates might slow growth and compress profit margins. When the Federal Reserve announced in August that it was holding short-term interest rates steady—after a series of rate hikes stretching back to June 2004—stock prices moved upwards. Nearly half of the Russell 3000’s advance during the twelve-month period came from the 4.6% gain during the third quarter.

          Bond prices also rose following the Fed’s August announcement, and the Lehman Brothers U.S. Aggregate Index, which measures investment-grade U.S. bonds, returned 3.8% for the third quarter—its best three-month performance since 2002.

Financials and large caps lead the market

During the twelve-month period, the Russell 3000’s return was driven by the 19.2% gain of its financial sector, which made up nearly 23% of the market capitalization of the index as of September 30. The other sectors that outperformed the index as a whole were utilities, autos and transportation, materials and processing, and producer durables.

          Market leadership shifted to large-capitalization stocks, although the performance gaps among the three cap sizes narrowed during the period. Large caps returned 10.3%, versus the 9.9% and 9.6% gained by small caps and mid caps, respectively.

2 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

New funds offer broader diversification

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

To help you meet today’s investing challenges, we introduced twelve new funds in the Retail Class on March 31, 2006. These included five equity funds, five fixed-income funds, an asset allocation fund and a money market fund.

          With the addition of the fixed-income funds, TIAA-CREF Institutional Mutual Funds now offer more opportunities for diversification in the fixed-income asset class. This report includes information about how the twelve new funds have performed during their first six months of operation.

          Among the five equity funds that had performance for the full fiscal year, returns ranged from 2.4% for the Mid-Cap Growth Fund to 23.5% for the Real Estate Securities Fund.

          Among the five new equity funds, returns ranged from –3.3% for the Large-Cap Growth Fund to 6.3% for the International Equity Fund, for the six months in which the funds were in operation.

          The Inflation-Linked Bond Fund, which was in operation throughout the fiscal year, returned 1.5%. Among the five new fixed-income funds, returns for the first six months ranged from 2.7% for the High-Yield Fund II to 3.8% for the Tax-Exempt Bond Fund II.

          The Money Market Fund, also new to the Retail Class, benefited from rising interest rates and outperformed the average money market fund for the six months ended September 30, 2006.

          We understand that your allocation strategies depend on our delivering funds that provide pure exposure to a particular segment of the financial marketplace. Throughout the period, each of our funds remained fully invested in accordance with its objective in order to help you achieve yours.

/s/ Edward J. Grzybowski
Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended September 30, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 223-1200 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Institutional Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of March 31 or September 30; Form N-Q lists holdings as of December 31 or June 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Institutional Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Institutional Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day management of the funds.

4 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Commercial paper refers to the short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with similar objectives whose performance can be compared with that of an individual mutual fund with a similar objective.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 5

Understanding investment risk

All investing involves an element of risk. In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to income volatility risk, credit risk, interest-rate risk, call risk, prepayment risk and extension risk. A fund that operates in a limited area of either the stock or the bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund.

Call risk is the risk that during periods of declining interest rates, an issuer of a bond may “call” (i.e., redeem) a high-yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Illiquid security risk is the risk that investments in illiquid securities may be difficult to sell for their fair market value.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any particular period of time. Although certain funds attempt to closely track the investment performance of their indexes, they may not duplicate the composition of these indexes. In addition, a fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

6 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Mid-cap risk is the risk that the securities of medium-sized companies will be more volatile than those of larger companies. In addition, the securities of medium-sized companies may be harder to buy or sell than those of larger, more established companies.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value, and that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that the stock of a company will lose value because the company is involved in a reorganization or some other special situation.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund will not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Risks of inflation-indexed bonds include the possibility that market values of inflation-indexed bonds may be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s style—whether growth-investing or value-investing—will pass out of favor in the marketplace for various periods of time.

Tax risk is the risk that the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income-bearing securities. Also, tax-exempt income from certain securities held by the fund may be a factor in determining whether an individual is subject to the alternative minimum tax (AMT), and such income may affect taxes paid under the AMT. A tax adviser should be consulted.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 7

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Growth & Income Fund | Dividend-paying stocks
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Growth & Income Fund returned 3.22% for the Retail Class, compared with the 4.14% gain of the fund’s benchmark, the S&P 500® Index, and the 2.15% average return for the fund’s peer group, the Morningstar Large Blend category.

Large-cap stocks lead the market

For the six-month period, the large-cap stocks of the S&P 500 Index finished ahead of the overall U.S. stock market, which rose 2.57% as measured by the Russell 3000® Index. The smaller gain of the Russell 3000 resulted from the fact that, unlike the S&P 500, it has a large number of small- and mid-cap stocks, which lost ground during the six months. For the ten years ended September 30, 2006, the 8.58% average annual return of the S&P 500 fell just short of the 8.70% return of the Russell 3000.

Financial sector lifts the benchmark

Seven of the S&P 500’s ten industry sectors had positive returns for the period. The financial sector, comprising more than one-fifth of the benchmark’s market capitalization on September 30, 2006, rose 7.9%.

          The effect of this strong showing among financials was reduced by a 1.9% decline in the benchmark’s next-largest sector, information technology. Two other large sectors, health care and industrials, returned 4.7% and –0.1%, respectively. The best-performing sector was utilities, but since it was the benchmark’s second-smallest sector, its 12.1% gain had limited impact on overall returns.

The fund trails its benchmark

The fund lagged the S&P 500 due to stock selections that did not perform as expected. Among these were larger-than-benchmark weightings in insurer Cigna, fiber-optics maker JDS Uniphase and telecom company Qualcomm. Other selections that reduced the fund’s return included a position in PDL BioPharma, a non-benchmark stock, and an underweight in Johnson & Johnson. Avoiding software firm Oracle also reduced returns.

          A number of stock choices helped cushion the effects of these detractors. The biggest contributors to the fund’s performance included a position in Canadian metals and mining company Inco, which was not in the benchmark, and overweights in two energy companies, Occidental Petroleum and Kerr-McGee. Underweights such as computer company Dell also boosted the fund’s return.

          On September 30, 2006, foreign securities made up 6.34% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 9

Growth & Income Fund | Dividend-paying stocks

Investment objective

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIIRX

Total return*
since inception[1]

Growth & Income Fund
Retail Class[2]	3.22%

Benchmark:
S&P 500 Index[3]	4.14

Peer group:
Morningstar Large Blend	2.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (July 1, 1999), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retail Class.

[2]

Performance shown was impacted by a misallocation of income and net capital gains among the fund’s share classes. If this misallocation had not occurred, the since-inception return would have been 2.82%. Teachers Advisors, Inc., made a cash infusion into the fund in August 2006 to address the impact of this misallocation. For additional information, please contact our Telephone Counseling Center at 800 927-3059.

[3]	S&P 500 is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

10 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,322 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by company size

Percent of
portfolio
Capitalization (9/30/2006)	investments

Over $5 billion	92.93
$1 billion–$5 billion	6.76
Under $1 billion	0.31

Total	100.00

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315761
Net assets of fund (9/30/2006)	$187.04 million

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 11

Growth & Income Fund | Dividend-paying stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund (Retail Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(4/1/06)	(9/30/06)	(4/1/06–9/30/06)

Actual return	$1,000.00	$1,030.02	$2.18
5% annual hypothetical return	1,000.00	1,022.89 †	2.18

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.43%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to waive its fees and to reimburse the fund for other expenses through September 30, 2007. Without this waiver and reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

12 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

International Equity Fund | Foreign stocks
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the International Equity Fund returned 6.30% for the Retail Class, compared with the 4.65% gain of the fund’s benchmark, the MSCI EAFE® Index, and the 3.06% average return for the fund’s peer group, the Morningstar Foreign Large Blend category.

Foreign stocks outperform U.S. issues

During the six-month period, foreign stocks continued to produce higher returns than the Russell 3000® Index, a measure of the broad U.S. stock market, which returned 2.57%. For the ten-year period ended September 30, 2006, however, the average annual return of the Russell 3000 topped that of the EAFE, 8.70% to 6.82%.

          European stocks drove the benchmark’s gain, with the best performance coming from the United Kingdom, Switzerland and France. Together, they accounted for nearly 40% of the EAFE’s market capitalization as of September 30. The EAFE’s Pacific segment lagged, hampered by negative returns from Japanese stocks.

Exchange rates play a major role

Foreign stock gains were concentrated in the third quarter of 2006, when the EAFE rose 3.93% in terms of dollars (5.03% in local currencies). The decline of the euro and the yen against the dollar during the quarter reduced returns for U.S. investors. In the previous quarter, the strength of foreign currencies had had the opposite effect, translating the EAFE’s 4.25% loss in local currencies into a 0.70% gain in dollar terms.

Stock choices lift the fund above the benchmark

Numerous successful stock selections enabled the fund to beat its benchmark. Top contributors to positive performance included overweight positions, relative to the benchmark, in German drug company Bayer, Italian car maker Fiat and French hotel operator Accor. Underweights in such stocks as Britain’s BP and Germany’s Siemens also boosted returns.

          These positive contributions were partially offset by overweight holdings that included two German companies: Hypo Real Estate Holding and Rheinmetall, an auto and munitions company. Positions in several stocks not held in the benchmark also reduced the fund’s return. Among these were two Japanese companies, food processor Nisshin Ollio and magnet maker Neomax.

          As of September 30, 2006, stocks of companies in emerging markets, which are not included in the benchmark, made up approximately 1.4% of the fund’s total portfolio investments.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 13

International Equity Fund | Foreign stocks

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The MSCI EAFE® (Europe, Australasia, and the Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIERX

Total return* since inception[1]

International Equity Fund
Retail Class[2]	6.30%

Benchmark:
MSCI EAFE Index[3]	4.65

Peer group:
Morningstar Foreign Large Blend	3.06

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (July 1, 1999), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retail Class.

[2]

Performance shown was impacted by a misallocation of income and net capital gains among the fund’s share classes. If this misallocation had not occurred, the since-inception return would have been 4.00%. Shareholders who owned Retail Class shares on or before May 25, 2006 who were negatively impacted by more than $10 will be made whole through direct payments by Teachers Advisors, Inc. For additional information, please contact our Telephone Counseling Center at 800 927-3059.

[3]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

14 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,630 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Diversification among world markets

Country	Percent of portfolio investments

Germany	24.0
Japan	21.5
France	13.5
United Kingdom	12.4
Switzerland	7.6
Italy	4.8
Finland	4.3
Australia	3.8
United States	3.1
8 other nations	5.0

Total	100.0

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	82.14
$1 billion–$5 billion	15.51
Under $1 billion	2.35

Total	100.00

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315779
Net assets of fund (9/30/2006)	$1.18 billion

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 15

International Equity Fund | Foreign stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,058.87		$4.13
5% annual hypothetical return	1,000.00	1,021.02	†	4.05

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.80%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

16 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Large-Cap Growth Fund | Growth stocks of larger U.S. companies
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Large-Cap Growth Fund returned –3.30% for the Retail Class, compared with the
–0.12% return of the fund’s benchmark, the Russell 1000® Growth Index, and the –2.38% average return for the fund’s peer group, the Morningstar Large Growth category.

Large-cap growth continues to lag large-cap value

For the period, large-cap growth stocks lagged the 6.85% gain of large-cap value issues, as measured by the Russell 1000 Value Index. The overall U.S. stock market, as measured by the Russell 3000® Index, rose 2.57%. The decline in large-cap growth stocks was concentrated in the second quarter of 2006, when the benchmark lost 3.90%.

          For the ten years ended September 30, 2006, large-cap growth produced an average annual return of 5.45%, versus 11.20% for large-cap value issues.

Weak sector returns hamper the benchmark

Seven of the twelve industry sectors in the Russell 1000 Growth Index had negative returns in the period, including two of the largest—technology and consumer discretionary goods—which dropped 1.7% and 2.9%, respectively. Together these two sectors made up nearly 40% of the benchmark’s market capitalization on September 30, 2006.

Stock selections detract from the fund’s return

The fund lagged its benchmark due to numerous stock selections that did not perform as anticipated. Among these were overweight positions in telecom company Qualcomm, insurer Aetna and eBay. Underweights that detracted from performance included Johnson & Johnson and software firm Oracle. A holding in semiconductor maker Marvell Technology Group, a nonbenchmark stock, also hurt the fund’s return.

          Favorable stock selections included an overweight in Apple Computer and a position in AT&T, which is not part of the benchmark. The fund also benefited from avoiding Home Depot and from underweighting several stocks that did not perform well, such as computer company Dell.

          On September 30, 2006, foreign securities made up 8.52% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, which are receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 17

Large-Cap Growth Fund | Growth stocks of larger U.S. companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TIRTX

Total return* since inception[1]

Large-Cap Growth Fund
Retail Class	–3.30%

Benchmark:
Russell 1000 Growth Index[2]	–0.12

Peer group:
Morningstar Large Growth	–2.38

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

18 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would be worth $9,670 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	97.98
$1 billion–$5 billion	1.81
Under $1 billion	0.21

Total	100.00

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	87244W342
Net assets of fund
(9/30/2006)	$16.81 million

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 19

Large-Cap Growth Fund | Growth stocks of larger U.S. companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Growth Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$964.89		$2.11
5% annual hypothetical return	1,000.00	1,022.89	†	2.18

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.43%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to waive its fees and reimburse the fund for various other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

20 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Large-Cap Value Fund | Value stocks of larger companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Large-Cap Value Fund returned 14.35% for the Retail Class, compared with the 14.62% gain of the fund’s benchmark, the Russell 1000® Value Index, and the 11.92% average return for the fund’s peer group, the Morningstar Large Value category.

Large-cap value extends lead over large-cap growth

For the period, large-cap value stocks continued to outpace large-cap growth issues: the gain of the primarily large-cap Russell 1000 Value Index was more than twice the 6.04% rise of its growth counterpart. This marked the third consecutive twelve-month period in which the large-cap value category outperformed large-cap growth.

          For the ten years ended September 30, 2006, large-cap value delivered an average annual return of 11.20%, far surpassing the 5.45% return for large-cap growth and the 8.70% return for the broad U.S. stock market, as measured by the Russell 3000® Index.

Financial stocks drive returns

During the period, eleven of the twelve industry sectors in the Russell 1000 Value Index had positive returns, and ten posted double-digit gains. The largest contribution to the benchmark’s overall return came from the 20.7% surge in the benchmark’s financial sector, which made up more than one-third of its market capitalization on September 30.

          The next-two-largest contributors were utilities and consumer discretionary goods, which rose 14.7% and 10.9%, respectively. The only declining sector was “other energy,” down 5.1%.

Stock selections produce mixed results

The fund’s return was slightly below the benchmark’s. Among the holdings that detracted from returns were two nonbenchmark stocks that did not perform as expected: medical-supplies manufacturer Boston Scientific and Japanese trading firm Sojitz. Overweight positions that included RadioShack and Sprint Nextel also dampened returns.

          Other stock choices helped the fund’s relative performance. These included overweights in semiconductor manufacturer Atmel and investment firm Morgan Stanley, and positions in two French stocks not held in the benchmark: industrial giant Alstom and chemical company Rhodia, which was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange).

          On September 30, 2006, foreign securities made up 8.52% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 21

Large-Cap Value Fund | Value stocks of larger companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including large-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TCLCX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Large-Cap Value Fund
Retail Class	14.35%	19.60%	104.72%

Benchmark:
Russell 1000 Value Index[2]	14.62	18.98	100.46

Peer group:
Morningstar Large Value	11.92	16.40	84.04

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

22 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,472 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.42%, for the quarter ended June 30, 2003

Worst quarter: –5.63%, for the quarter ended March 31, 2003

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 23

Large-Cap Value Fund | Value stocks of larger companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Large-Cap Value Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)	Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,036.65	$2.55
5% annual hypothetical return	1,000.00	1,022.54†	2.53

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.50%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	82.40
$1 billion–$5 billion	15.84
Under $1 billion	1.76

Total	100.00
Fund facts

Inception date
Retail Class	10/1/2002
CUSIP	87244W466
Net assets of fund
(9/30/2006)	$671.64 million

24 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Mid-Cap Growth Fund | Growth stocks of medium-sized companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Growth Fund returned 2.37% for the Retail Class, compared with the 7.03% gain of the fund’s benchmark, the Russell Midcap® Growth Index, and the 5.22% average return for the fund’s peer group, the Morningstar Mid-Cap Growth category.

Mid-cap growth stumbles after earlier gains

After topping the broad-based Russell 3000® Index in the previous twelve-month period, mid-cap growth stocks lost traction, lagging both the 10.22% return of the Russell 3000 and the 12.27% gain of the Russell Midcap Value Index. The bulk of mid-cap growth’s underperformance occurred in the second and third quarters of 2006, when the benchmark returned –4.69% and 0.89%, respectively.

          As of September 30, 2006, the Russell Midcap Growth Index had an average annual return of 8.20% over the previous ten years, versus 8.70% for the Russell 3000 Index and 13.66% for the Russell Midcap Value Index.

Mixed sector returns temper overall gains

During the twelve months, eight of the benchmark’s twelve industry sectors advanced, including five that posted double-digit gains. However, the three largest sectors in terms of market capitalization—consumer discretionary goods, technology and health care—were not among the best performers.

The Russell Midcap Growth Index trailed its value counterpart primarily because it had a far smaller component of financial stocks, which performed well during the period.

Stock selections disappoint

The fund lagged its benchmark due to numerous stock selections that failed to perform as anticipated. Among these were larger-than-benchmark weightings in medical-device manufacturer St. Jude Medical, video game maker Activision and residential home builder NVR. A position in health care company Adams Respiratory Therapeutics, a nonbenchmark stock, also lowered returns.

          Favorable stock selections included overweights in communications cable manufacturer Amphenol and online prescription provider Express Scripts, and a position in investment bank Greenhill & Co., a stock that was not part of the benchmark.

          On September 30, 2006, foreign securities made up 0.78% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts, receipts for shares of a foreign stock traded on a U.S. exchange.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 25

Mid-Cap Growth Fund | Growth stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, growth investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006			Ticker symbol: TCMGX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Growth Fund
Retail Class	2.37%	19.31%	102.72%

Benchmark:
Russell Midcap Growth Index[2]	7.03	20.17	108.66

Peer group:
Morningstar Mid-Cap Growth	5.22	16.07	82.37

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

26 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $20,272 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.34%, for the quarter ended June 30, 2003
Worst quarter: –7.48%, for the quarter ended June 30, 2006

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 27

Mid-Cap Growth Fund | Growth stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Growth Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$915.51		$3.69
5% annual hypothetical return	1,000.00	1,021.17	†	3.90

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.77%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	63.72
$1 billion–$5 billion	33.52
Under $1 billion	2.76

Total	100.00

Fund facts

Inception date Retail Class	10/1/2002
CUSIP	87244W870
Net assets of fund (9/30/2006)	$267.28 million

28 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Mid-Cap Value Fund | Value stocks of medium-sized companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Mid-Cap Value Fund returned 12.51% for the Retail Class, compared with the 12.27% gain of the fund’s benchmark, the Russell Midcap® Value Index, and the 9.10% average return for the fund’s peer group, the Morningstar Mid-Cap Value category.

Mid-cap value continues to shine

For the sixth consecutive twelve-month period, mid-cap value stocks outperformed the broad U.S. stock market, which rose 10.22%, as measured by the Russell 3000® Index. The mid-cap value category also remained ahead of mid-cap growth, which advanced 7.03% for the period, as measured by the Russell Midcap Growth Index.

          For the ten years ended September 30, 2006, mid-cap value had an average annual return of 13.66%, versus 8.70% for the broad stock market and 8.20% for mid-cap growth.

Several key benchmark sectors soar

For the twelve months, ten of the twelve sectors of the Russell Midcap Value Index recorded positive returns, with six producing double-digit gains. The largest contributions came from financial stocks, which surged 16.7%, and materials and processing, which soared 24.5%. These two sectors made up more than 40% of the benchmark’s market capitalization as of September 30, 2006.

Stock selections brighten returns

The fund topped its benchmark due to successful stock selections, including positions in three stocks that were not part of the benchmark: French chemical company Rhodia, Canadian nickel producer Inco and Continental Airlines. Rhodia was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange). Also boosting relative performance were numerous overweight positions that included paper company Georgia-Pacific and tobacco company Carolina Group, and underweights in stocks such as energy company Kerr-McGee.

          The positive effects of these holdings were partly offset by positions that included underweights in steel producer Nucor and telecom services provider Qwest Communications. An overweight in insurer Cigna and a position in health care company Sepracor, a nonbenchmark stock, also detracted from returns.

          On September 30, 2006, foreign securities made up 5.27% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 29

Mid-Cap Value Fund | Value stocks of medium-sized companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including mid-cap risk, value investing risks, style risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell Midcap® Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000® Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of September 30, 2006		Ticker symbol: TCMVX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Mid-Cap Value Fund
Retail Class	12.51%	24.22%	138.28%

Benchmark:
Russell Midcap Value Index[2]	12.27	22.89	128.23

Peer group:
Morningstar Mid-Cap Value	9.10	18.84	100.28

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell Midcap and Russell 1000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

30 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $23,828 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retail Class

Best quarter: 18.58%, for the quarter ended June 30, 2003
Worst quarter: –3.88%, for the quarter ended March 31, 2003

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 31

Mid-Cap Value Fund | Value stocks of medium-sized companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Mid-Cap Value Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)	Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,024.05	$3.45
5% annual hypothetical return	1,000.00	1,021.63†	3.44

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.68%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	64.53
$1 billion–$5 billion	32.88
Under $1 billion	2.59

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
CUSIP	87244W847
Net assets of fund
(9/30/2006)	$482.07 million

32 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Small-Cap Equity Fund | Stocks of smaller companies
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Small-Cap Equity Fund returned 9.97% for the Retail Class, compared with the 9.92% gain of the fund’s benchmark, the Russell 2000® Index, and the 7.59% average return for the fund’s peer group, the Morningstar Small Blend category.

Small caps’ winning streak ends

For the twelve-month period, small caps narrowly trailed the broad U.S. stock market, which rose 10.22%, as measured by the Russell 3000® Index. This broke a long chain of superior performance by small caps: they led the broad market for the seven previous twelve-month periods. For the ten years ended September 30, 2006, the average annual return of the Russell 2000 topped that of the Russell 3000, 9.06% to 8.70%.

          After a lackluster finish to 2005, small-cap stocks skyrocketed 13.94% in the first quarter of 2006, when the booming U.S. economy made investors less wary of risk. Concerns over rising short-term U.S. interest rates and soaring oil prices resurfaced in the second quarter, and the Russell 2000 tumbled 5.02%. Small caps recovered somewhat in the third quarter, as oil prices fell and short-term interest rates held steady.

Sectors turn in mixed performance

All but one of the benchmark’s twelve sectors gained for the period. The largest contributor was the financial sector, which rose 14.8% and which made up nearly one-quarter of the index in terms of market capitalization on September 30. The performance of the index as a whole was restrained by the 1.1% return of health care stocks, which represented more than one-tenth of the benchmark, and by the 7% decline in the “other energy” sector.

Stock weightings propel the fund above the benchmark

The fund topped the Russell 2000 Index because of a number of holdings that were overweighted relative to their share of the benchmark. These included investments in construction company Emcor, pizza chain Papa John’s and oil refiner Alon USA Energy.

          Partly offsetting these results were overweight positions in stocks that did not perform as anticipated, such as Chiquita Brands, home builder Champion Enterprises and credit company Asset Acceptance Capital. An underweight investment in Hansen Natural, a beverage maker, also detracted from the fund’s relative performance.

          The fund continued to use proprietary mathematical models to select small-cap stocks that appeared to be attractively priced.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 33

Small-Cap Equity Fund | Stocks of smaller companies

Investment objective

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000® Index, based on market capitalization. You cannot invest directly in these indexes.

Performance as of September 30, 2006	Ticker symbol: TCSEX

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]

Small-Cap Equity Fund
Retail Class	9.97%	20.62%	111.77%

Benchmark:
Russell 2000 Index[2]	9.92	20.39	110.20

Peer group:
Morningstar Small Blend	7.59	19.10	102.98

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

[2]	Russell 2000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

34 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $21,177 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retail Class

Best quarter: 23.49%, for the quarter ended June 30, 2003
Worst quarter: –5.60%, for the quarter ended March 31, 2005

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 35

Small-Cap Equity Fund | Stocks of smaller companies
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Small-Cap Equity Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06-9/30/06)

Actual return	$1,000.00	$950.64		$3.66
5% annual hypothetical return	1,000.00	1,021.27	†	3.80

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.75%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	0.96
$1 billion–$5 billion	54.22
Under $1 billion	44.82

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
CUSIP	87244W813
Net assets of fund (9/30/2006)	$417.82 million

36 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Equity Index Fund | U.S. stocks
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Equity Index Fund returned 2.50% for the Retail Class, compared with the 2.57% gain of the fund’s benchmark, the Russell 3000® Index, and the 2.15% average return for the fund’s peer group, the Morningstar Large Blend category.

U.S. stocks advance but still lag foreign issues

For the six-month period since the fund’s inception, the broad U.S. stock market posted a modest gain, reflecting mixed results among the various market-capitalization sizes and style categories in the Russell 3000 Index.

          The best-performing category, large-cap value stocks, rose a solid 6.85%, while the worst performers, small-cap growth issues, declined 8.88%. In general, value beat growth, and large caps outpaced both mid caps and small caps.

          U.S. stocks continued to lag foreign stocks: the return of the Russell 3000 was slightly more than half that of the MSCI EAFE® Index. However, for the ten years ended September 30, 2006, the Russell 3000 Index topped the EAFE index: their average annual returns were 8.70% and 6.82%, respectively.

Financial sector drives returns

During the period, only half of the twelve industry sectors of the Russell 3000 Index posted positive returns. Financial stocks, which made up nearly one-quarter of the benchmark in terms of market capitalization on September 30, rose 6.1%.

          This gain was partly offset by a 0.8% loss in consumer discretionary goods, the benchmark’s second-largest sector, and a 2% drop in technology, the next-largest. The worst performance came from “other energy,” which dropped 8.4%. This category, however, constituted only about 4% of the benchmark’s market capitalization, so its decline had little effect on overall returns for the index.

          Among the benchmark’s five-largest companies, gains ranged from sluggish to soaring. The three largest stocks, in descending order according to cap size, were ExxonMobil, General Electric and Citigroup, which advanced 5.6%, 5.6% and 6.4%, respectively. Bank of America, the next-largest, surged 19%, while Microsoft, the next-largest, rose a tepid 2%.

          For the period, the fund’s return was comparable to that of its benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund had a risk profile similar to that of its benchmark.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 37

Equity Index Fund | U.S. stocks

Investment objective

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including index risk and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TINRX

Total return* since inception[1]

Equity Index Fund
Retail Class	2.50%

Benchmark:
Russell 3000 Index[2]	2.57

Peer group:
Morningstar Large Blend	2.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (July 1,1999), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retail Class.

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

38 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,250 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	81.40
$1 billion–$5 billion	14.50
Under $1 billion	4.10

Total	100.00

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315746
Net assets of fund
(9/30/2006)	$642.05 million

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 39

Equity Index Fund | U.S. stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,023.78		$1.22
5% annual hypothetical return	1,000.00	1,023.85	†	1.22

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.24%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through April 30, 2010. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

40 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Social Choice Equity Fund | Socially screened stocks
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Social Choice Equity Fund returned 1.80% for the Retail Class, compared with the 2.57% gain of the fund’s benchmark, the Russell 3000® Index, and the 2.15% average return for the fund’s peer group, the Morningstar Large Blend category. Neither the benchmark nor the Morningstar category screens investments for social criteria, as the fund does.

Exclusion of key stocks trims returns

Because of its social screens, the fund did not invest in several stocks that were sizable components of the benchmark in terms of market capitalization. The exclusion of these stocks had both positive and negative results, but the net effect was to produce a return lower than the benchmark’s.

          The exclusion of ExxonMobil detracted the most from the fund’s relative performance, since this stock was the largest component of the Russell 3000 and rose 10.6% during the period. The exclusion of Chevron and Pfizer, both of which posted strong gains for the period, also reduced the fund’s return. The most beneficial exclusions, on the other hand, were those of Yahoo and Halliburton, two large benchmark stocks that performed poorly.

Additional techniques help manage risk

Since the fund cannot invest in some of the stocks in the Russell 3000, the fund’s managers use statistical techniques to ensure that the risk characteristics of the portfolio resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of market capitalization within the benchmark.

          Stocks that were overweighted and contributed to the fund’s performance included Merck, Johnson & Johnson and Wells Fargo. Other larger-than-benchmark weightings, including telecom services provider Qualcomm and energy company Anadarko Petroleum, performed poorly and detracted from the fund’s return. Among underweight holdings that lowered the fund’s return were Bank of America and energy company Baker Hughes.

          During the second quarter, two of the largest companies previously held by the fund, in terms of market capitalization—Coca-Cola and JPMorgan Chase—were dropped from the portfolio because they failed the qualitative screens used to evaluate stocks. Bank of America, which previously had been excluded, was added to the portfolio, where it constituted one of the larger holdings.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 41

Social Choice Equity Fund | Socially screened stocks

Investment objective

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including the risk of socially screened investing, index risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TICRX

Total return* since inception[1]

Social Choice Equity Fund
Retail Class[2]	1.80%

Benchmark:
Russell 3000 Index[3]	2.57

Peer group:
Morningstar Large Blend	2.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (July 1, 1999), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retail Class.

[2]

Performance shown was impacted by a misallocation of income and net capital gains among the fund’s share classes. If this misallocation had not occurred, the since-inception returns would have been 2.10%. Teachers Advisors, Inc., made a cash infusion into the fund in August 2006 to address the impact of this misallocation. For additional information, please contact our Telephone Counseling Center at 800 927-3059.

[3]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

42 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,180 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	83.17
$1 billion–$5 billion	13.14
Under $1 billion	3.69

Total	100.00

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315738
Net assets of fund (9/30/2006)	$230.37 million

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 43

Social Choice Equity Fund | Socially screened stocks
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,015.98		$2.02
5% annual hypothetical return	1,000.00	1,023.04	†	2.03

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.40%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

44 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Real Estate Securities Fund | Real estate securities
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Real Estate Securities Fund returned 23.50% for the Retail Class, compared with the 28.26% gain of the fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the 25.08% average return for the fund’s peer group, the Morningstar Specialty Real Estate category.

REITs deliver stellar returns

In the fourth quarter of 2005, real estate investment trusts (REITs) rose a solid 2.95%, followed by a 15.42% surge in the first quarter of 2006. REITs gave back 1.16% in the second quarter, but rebounded with a 9.21% third-quarter jump. The benchmark’s twelve-month performance was more than double the 10.22% return of the Russell 3000® Index, which measures the broad U.S. stock market.

          In terms of average annual gain, the 23.30% return of REITs was nearly triple the 8.07% return of the Russell 3000 for the five years ended September 30, 2006. For the twelve-month period, REITs also left bonds in their wake: the Lehman Brothers U.S. Aggregate Index, which tracks investment-grade bonds, increased 3.67%.

Investors flock to REITs

During the period, REITs were in high demand despite rising interest rates and their own lofty valuations. Three investment groups helped sustain performance. First, institutional investors who had previously sold REITs bought them again for fear of missing out on another big run-up. Second, investors involved in mergers and acquisition deals scooped up real estate stocks in hope of selling them at a premium if the companies went private. Finally, income-seeking investors bought REITs for their attractive yields, which were comparable to those of the 10-year Treasury note.

An outsized return fails to top the benchmark

During the twelve months, the fund delivered excellent absolute returns and outperformed many income-producing investments, as well as the Russell 3000. However, the fund’s performance trailed that of the benchmark, primarily because of positions in mortgage REITs and specialty finance REITs, neither of which are benchmark components. The portfolio managers trimmed their holdings in both of these sectors as the period wore on.

          Relative returns were helped by holdings in two other types of REITs not in the benchmark, consumer discretionary and diversified, and also by overweight positions in retail REITs and office REITs.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 45

Real Estate Securities Fund | Real estate securities

Investment objective

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

Special investment risks

In addition to the risks of any equity or fixed-income investment, the fund is subject to special risks, including real estate investing risks, real estate securities risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Dow Jones Wilshire Real Estate Securities Index measures the performance of publicly traded real estate securities such as real estate investment trusts and real estate operating companies. You cannot invest directly in this index.

Performance as of September 30, 2006			Ticker symbol: TCREX

	Average annual compound rates of total return*		Cumulative rates of total return*
	1 year	since inception[1]	since inception[1]

Real Estate Securities Fund
Retail Class	23.50%	25.67%	149.55%

Benchmark:
Dow Jones Wilshire
Real Estate Securities Index	28.26	27.65	165.72

Peer group:
Morningstar Specialty Real Estate	25.08	25.65	150.82

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

46 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $24,955 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retail Class

Best quarter: 17.12%, for the quarter ended December 31, 2004
Worst quarter: –6.86%, for the quarter ended March 31, 2005

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 47

Real Estate Securities Fund | Real estate securities
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Real Estate Securities Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)	Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,071.78	$3.32
5% annual hypothetical return	1,000.00	1,021.83†	3.24

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.64%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (9/30/2006)	Percent of portfolio investments

Over $5 billion	62.37
$1 billion–$5 billion	28.98
Under $1 billion	8.65

Total	100.00

Fund facts

Inception date
Retail Class	10/1/2002
CUSIP	87244W771
Net assets of fund
(9/30/2006)	$604.68 million

48 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Managed Allocation Fund II | Stocks and bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Managed Allocation Fund II returned 2.36% for the Retail Class, compared with the 3.42% gain of the fund’s benchmark, the Managed Allocation Composite Index, and the 2.31% average return for the fund’s peer group, the Morningstar Moderate Allocation category.

Stocks and bonds post moderate gains

For the period, the U.S. stock market rose 2.57%, as measured by the Russell 3000® Index. International stocks outpaced domestic issues. Powered during the third quarter by robust gains among European stocks, the MSCI EAFE® Index, which tracks stocks in 21 developed nations outside North America, rose 4.65% in dollar terms for the six months.

          Late in the period, as the U.S. economy cooled and inflationary pressures eased, the Federal Reserve chose to suspend its series of short-term interest-rate hikes. This decision set up a rally in U.S. investment-grade bonds. As measured by the Lehman Brothers U.S. Aggregate Index, bonds returned a solid 3.73% for the six months. Lower-rated, high-yield bonds returned 3.14% and short-term bonds 3.04%.

Equity components detract the most

The Managed Allocation Fund II lagged its composite benchmark primarily because its two largest equity components, the Large-Cap Value Fund and the Large-Cap Growth Fund, significantly underperformed their benchmarks due to unfavorable stock selections. Together these two funds made up more than 40% of the fund’s portfolio on September 30, 2006.

          Among the fund’s equity components, only the Small-Cap Equity Fund, comprising a small percentage of the fund’s portfolio, finished ahead of its benchmark.

          All of the fund’s fixed-income components—including the Bond Plus Fund II, which made up more than a third of the fund’s portfolio—trailed their benchmarks for the period.

Allocations stay close to the target

During the period, the Managed Allocation Fund II maintained a target allocation ratio of 60% equity and real estate securities to 40% fixed-income investments. On September 30, 2006, the fund’s asset allocation, shown on page 52, differed slightly from this target ratio, as it did at other times throughout the year, because of fluctuations in the market value of the securities in which the component funds invest.

          The weightings of the fund’s composite benchmark remained fixed during the period.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 49

Managed Allocation Fund II | Stocks and bonds

Investment objective

The fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income.

Special investment risks

The underlying funds of the Managed Allocation Fund II invest in both equity and fixed-income securities. Therefore, the Managed Allocation Fund II is subject to all of the risks of those underlying funds. For a further discussion of risk, please see page 6.

Performance as of September 30, 2006	Ticker symbol: TIMRX

Total return* since inception[1]

Managed Allocation Fund II
Retail Class	2.36%

Benchmark:
Managed Allocation Composite Index	3.42

Benchmark components (percentage of composite index):[2]
Russell 3000® Index[3] (48%)	2.57
Lehman Brothers U.S. Aggregate Index (40%)	3.73
MSCI EAFE® Index[4] (12%)	4.65

Peer group:
Morningstar Moderate Allocation	2.31

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

[2]	You cannot invest directly in these indexes.

[3]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

[4]	EAFE is a trademark of Morgan Stanley Capital International, Inc.

50 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,236 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark components and peer group during the same period.

During the period, the fund changed its broad-based index from the Managed Allocation Composite Index to the Russell 3000 Index in order to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Managed Allocation Fund II—Retail Class would have increased by $236, compared with an increase of $342 for the Managed Allocation Composite Index and an increase of $257 for the Russell 3000 Index.

About the fund’s expenses

The Retail Class of the Managed Allocation Fund II itself has no expense charges because the fund’s adviser does not charge a management fee and reimburses the fund for all of its direct “other expenses” through September 30, 2007. However, fund shareholders indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds in which the Managed Allocation Fund II invests. Based on the fund’s allocations on September 30, 2006, the current pro rata underlying expense ratio is 0.37%.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 51

Managed Allocation Fund II | Stocks and bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Managed Allocation Fund II (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,021.73		$1.87
5% annual hypothetical return	1,000.00	1,023.20	†	1.87

*

“Expenses paid” is based on the fund’s pro rata expense ratio (which the fund bears indirectly through the funds in which it invests) for the most recent fiscal half year. The annualized six-month pro rata expense ratio was 0.37%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for various other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown (9/30/2006)

Fund	Percent of portfolio investments

Bond Plus Fund II	37.1
Large-Cap Value Fund	21.0
Large-Cap Growth Fund	20.8
International Equity Fund	13.0
Small-Cap Equity Fund	3.9
High-Yield Fund II	2.5
Short-Term Bond Fund II	1.5
Real Estate Securities Fund	0.2

Total	100.0

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315845
Net assets of fund (9/30/2006)	$17.91 million

52 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Bond Fund | Intermediate-term bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Bond Fund returned 3.42% for the Retail Class, compared with the 3.73% gain of the fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, and the 3.31% average return for the fund’s peer group, the Morningstar Intermediate-Term Bond category.

The Fed’s series of rate hikes halts

Twice during the second quarter of 2006, the Federal Reserve raised the federal funds rate by a quarter of a percentage point. At the end of this three-month period, the rate stood at 5.25%—its highest level since March 2001. Longer-term rates also climbed during the same three months: the yield on the 10-year Treasury jumped from 4.85% to 5.14%. The higher yields drove down bond prices, with the Lehman Brothers U.S. Aggregate Index, a proxy for the investment-grade bond market, losing 0.08% for the second quarter.

          During the third quarter, the Fed twice chose to hold the target rate at 5.25%, citing an expected easing of inflationary pressure in addition to other factors. With inflation fears abating, the bond market rallied. During the quarter, the yield on the 10-year Treasury fell sharply, from 5.14% to 4.63%, while the Lehman index gained 3.81%—its best quarterly return in four years.

Shorter-term maturities pay off

Purchasers of longer-dated bonds usually receive higher yields, which compensate them for the risk that inflation will erode the value of their interest payments and principal. However, the 10-year Treasury started the six-month period at 4.85%—just 0.03 of a percentage point over the yield of the 2-year Treasury—and ended the period with a yield of 4.63%, or 0.06 of a percentage point less than the 2-year.

The fund surges, but still falls short of the benchmark

During the second quarter of 2006, the fund lost 0.17% and trailed the benchmark slightly, due in part to relative underperformance by individual Treasury selections. However, the fund’s managers maintained a duration that was shorter than the benchmark’s, and this strategy helped maintain the fund’s value as interest rates rose and bond prices fell.

          In the third quarter, the fund rose 3.60% but still underperformed the benchmark’s equity-like advance. This time, the fund’s shorter duration hurt returns because the bond market surged. Returns were boosted by underweighting Treasuries, which were outperformed by mortgage-backed and asset-backed securities, and by corporates.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 53

Bond Fund | Intermediate-term bonds

Investment objective

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade, fixed-income securities.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including company risk, foreign investment risks and index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIORX

Total return* since inception[1]

Bond Fund
Retail Class	3.42%

Benchmark:
Lehman Brothers U.S. Aggregate Index	3.73

Peer group:
Morningstar Intermediate-Term Bond	3.31

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (July 1, 1999), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retail Class.

54 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,342 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown (9/30/2006)

Percent of total net assets

Mortgage-backed securities and commercial mortgage-backed securities	38.2
Corporate bonds	21.5
U.S. agency securities	18.8
U.S. Treasury securities	12.0
Short-term investments	6.5
Asset-backed securities	4.9
Yankees[1]	2.1
Other assets and liabilities—net	–4.0

Total	100.0

[1]	Foreign government and corporate bonds denominated in U.S. dollars

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315712
Net assets of fund
(9/30/2006)	$1.71 billion

Risk characteristics* (9/30/2006)

	Average maturity (in years)	Option-adjusted duration (in years)

Bond Fund	6.92	4.56

Lehman Brothers U.S. Aggregate Index	7.07	4.61

*	As calculated using an analytical model developed by Lehman Brothers POINT, a widely recognized risk analytic software package

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 55

Bond Fund | Intermediate-term bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,031.15		$3.05
5% annual hypothetical return	1,000.00	1,022.03	†	3.04

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.60%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

56 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Bond Plus Fund II | Intermediate-term bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Bond Plus Fund II returned 3.55% for the Retail Class, compared with the 3.73% gain of the fund’s benchmark, the Lehman Brothers U.S. Aggregate Index, and the 3.31% average return for the fund’s peer group, the Morningstar Intermediate-Term Bond category.

The Fed finally eases up

Twice during the second quarter of 2006, the Federal Reserve raised the federal funds rate by 0.25 of a percentage point. On June 30, the rate stood at 5.25%—its highest level since March 2001. Longer-term rates also climbed during the same three months: the yield on the 10-year treasury jumped from 4.85% to 5.14%. The higher yields drove down bond prices, with the Lehman Brothers U.S. Aggregate Index, a proxy for the investment-grade bond market, losing 0.08% for the quarter.

          During the third quarter, the Fed twice chose to hold the target rate at 5.25%. The central bank believed that less inflationary pressure in addition to other factors warranted a halt in its series of rate increases. With the fear of inflation abating, the bond market rallied. During the quarter, the yield on the 10-year Treasury fell sharply, from 5.14% to 4.63%, and in the same period the Lehman index gained 3.81%—its best quarterly return in four years.

Shorter-term maturities pay off

Purchasers of longer-dated bonds usually receive higher yields, which compensate them for the risk that inflation will erode the value of their interest payments and principal. However, the 10-year Treasury started the six-month period at 4.85%—just 0.03 of a percentage point over the yield of the 2-year Treasury—and ended the period yielding 4.63%, or 0.06 of a percentage point less than the 2-year.

The fund trails the benchmark

During the reporting period, the fund’s managers maintained a duration shorter than the benchmark’s. In the second quarter of 2006, this strategy helped maintain the fund’s value as interest rates rose and bond prices fell. However, the fund narrowly trailed the benchmark for the three months.

          In the third quarter, the fund’s shorter duration hurt relative performance because the bond market surged. Fund returns were boosted by underweighting Treasuries and by overweighting mortgage- and asset-backed securities and corporate bonds, all of which outperformed Treasuries. Once again, the fund’s return was just below the benchmark’s.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 57

Bond Plus Fund II | Intermediate-term bonds

Investment objective

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including company risk, illiquid security risk, index risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TCBPX

Total return* since inception[1]

Bond Plus Fund II
Retail Class	3.55%

Benchmark:
Lehman Brothers U.S. Aggregate Index	3.73

Peer group:
Morningstar Intermediate-Term Bond	3.31

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

58 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,355 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown (9/30/2006)

Percent of
total net assets

Mortgage-backed
securities and
commercial mortgage-
backed securities	34.9
Corporate bonds	21.3
U.S. agency securities	17.2
U.S. Treasury securities	12.3
Asset-backed securities	7.2
Yankees[1]	3.6
Short-term investments	2.3
Other assets and liabilities—net	1.2

Total	100.0

[1]	Foreign government and corporate bonds denominated in U.S. dollars
Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315407
Net assets of fund
(9/30/2006)	$62.45 million

Risk characteristics* (9/30/2006)

	Average	Option-adjusted
	maturity	duration
	(in years)	(in years)

Bond Plus Fund II	6.44	4.42

Lehman Brothers
U.S. Aggregate
Index	7.07	4.61

*	As calculated using an analytical model developed by Lehman Brothers POINT, a widely recognized risk analytic software package

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 59

Bond Plus Fund II | Intermediate-term bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Plus Fund II (Retail Class)—expense example

	Starting fund value	Ending fund value	Expenses paid*
	(4/1/06)	(9/30/06)	(4/1/06–9/30/06)

Actual return	$1,000.00	$1,032.96	$2.54
5% annual hypothetical return	1,000.00	1,022.54 †	2.53

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.50%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

60 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Short-Term Bond Fund II | Short-term bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Short-Term Bond Fund II returned 2.75% for the Retail Class, compared with the 3.04% gain of the fund’s benchmark, the Lehman Brothers U.S. Government/Credit (1-5 Year) Index, and the 2.55% average return for the fund’s peer group, the Morningstar Short-Term Bond category.

Bonds stumble, then soar

In the second quarter of 2006, the Federal Reserve raised the federal funds rate twice, pushing it to 5.25%—its highest level since March 2001.

          Bond prices, which move in the opposite direction of yields, fell. Their drop was only partly offset by rising interest income, and the Lehman Brothers U.S. Aggregate Index, a proxy for the broad investment-grade bond market, lost 0.08%.

          In the third quarter of 2006, the Fed finally relented. Citing a number of factors, including an expected easing of inflationary pressures, the central bank twice held the federal funds rate at 5.25%.

          Bond investors welcomed these decisions by pushing prices up and driving yields down. The Lehman index gained 3.81% for the quarter—its best three-month performance since the third quarter of 2002.

Longer maturities provide no extra payoff

Longer-dated maturities usually produce higher yields than shorter-dated maturities to compensate bondholders for the risk that, over time, inflation will erode the value of these bonds’ interest payments. However, when the six-month period began, 2-year Treasuries yielded 4.82%, compared with just 4.81% for 5-year Treasuries. At the end of the period, the 2-year note actually had a 4.69% to 4.58% advantage over the 5-year note.

The fund trails the benchmark

During the reporting period, the fund’s managers maintained a duration shorter than the benchmark’s. In the second quarter of 2006, this strategy helped maintain the fund’s value as interest rates rose and bond prices fell. However, the fund narrowly trailed the benchmark for the three months.

          In the third quarter, the fund’s shorter duration hurt relative performance because the bond market surged. Fund returns were boosted by underweighting Treasuries and by overweighting mortgage- and asset-backed securities and corporate bonds, all of which outperformed Treasuries. Once again, the fund’s return was just below the benchmark’s.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 61

Short-Term Bond Fund II | Short-term bonds

Investment objective

The fund seeks high current income consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Government/Credit (1–5 Year) Index measures the performance primarily of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TCTRX

Total return* since inception[1]

Short-Term Bond Fund II
Retail Class	2.75%

Benchmark:
Lehman Brothers U.S. Government/Credit (1-5 Year) Index	3.04

Peer group:
Morningstar Short-Term Bond	2.55

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

62 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,275 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Portfolio breakdown (9/30/2006)

Type of asset	Rating	Percent of total net assets

U.S. Treasury securities		32.3
U.S. agency securities		23.9
Corporate bonds	Aaa/AAA	3.2
	Aa/AA	7.5
	A/A	6.1
	Baa/BBB	4.4
	Ba/BB	0.2
	B/B	0.2
Asset-backed securities		16.5
Money market
instruments	(not rated)	3.4
Mortgage-backed
securities and
commercial mortgage-
backed securities		2.3

Total		100.0

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315704
Net assets of fund
(9/30/2006)	$62.67 million

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 63

Short-Term Bond Fund II | Short-term bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Short-Term Bond Fund II (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,025.22		$2.28

5% annual hypothetical return	1,000.00	1,022.79	†	2.28

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.45%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

64 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

High-Yield Fund II | High-yield securities
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the High-Yield Fund II returned 2.72% for the Retail Class, compared with the 3.14% gain of the fund’s benchmark, the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, and the 3.14% average return for the fund’s peer group, the Morningstar High-Yield Bond category.

High-yield bonds lag the broader market

As is often the case, high-yield securities delivered returns that fell between those of investment-grade bonds and those of U.S. stocks. For the six months, the Lehman Brothers U.S. Aggregate Index, which tracks the domestic bond market, gained 3.73%, while the Russell 3000® Index, a proxy for domestic stocks of all sizes, returned 2.57%.

          Because of strong corporate balance sheets, unusually low default rates declined even further, from 2.26% at the start of the period to 1.92% on September 30.

Lowest-quality bonds are top performers

When interest rates rise, bonds generally lose value. However, the lowest-quality bonds, rated C to CCC+, are less sensitive to changes in interest rates than higher-quality BB-rated issues. They are primarily affected by factors that can lead to defaults, such as lower corporate profitability and reduced availability of financing.

          When interest rates rose in the second quarter of 2006, the returns of higher-quality bonds trailed those of their lower-rated counterparts. The situation reversed itself in the third quarter, when interest rates declined, and higher-quality issues performed better.

          For the period as a whole, bonds rated C to CCC+ excelled, rising 5.39%, compared with 3.57% for B-rated securities and 2.98% for those rated BB.

Start-up costs trim returns

The fund’s underperformance relative to its benchmark was due to the trading costs incurred by purchasing a portfolio of bonds.

          Investments in the telecommunications, automotive and automobile finance sectors boosted the fund’s relative return. Individual positive contributions came from telecommunications providers Citizens Communications and Windstream, and satellite company Intelsat.

          In the automotive sector, the fund benefited from an investment in General Motors, which performed well during the period. Overweighting the automobile finance sector, which significantly outperformed the benchmark, also enhanced fund performance.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 65

High-Yield Fund II | High-yield securities

Investment objective

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including illiquid security risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Merrill Lynch BB/B Cash Pay Issuer Constrained Index measures the performance of securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch Ratings, Moody’s and Standard & Poor’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is weighted by market capitalization, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIYRX

Total return* since inception[1]

High-Yield Fund II
Retail Class	2.72%

Benchmark:
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	3.14

Peer group:
Morningstar High-Yield Bond	3.14

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

66 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,272 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Credit quality of portfolio assets (9/30/2006)

Type of asset	Rating	Percent of total net assets

Bonds	Ba/BB	29.2
	B/B	55.1
	Below B/B	3.3
Short-term investments		11.1
Other assets and
liabilities—net		1.3

Total		100.0

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315811
Net assets of fund
(9/30/2006)	$62.92 million

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 67

High-Yield Fund II | High-yield securities
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	High-Yield Fund II (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,024.41		$2.79
5% annual hypothetical return	1,000.00	1,022.29	†	2.78

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.55%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

68 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Tax-Exempt Bond Fund II | Tax-exempt bonds
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Tax-Exempt Bond Fund II returned 3.77% for the Retail Class, compared with the 3.88% gain of the fund’s benchmark, the Lehman Brothers 10-Year Municipal Bond Index, and the 2.94% average return for the fund’s peer group, the Morningstar Municipal National Intermediate category.

Higher credit quality compresses spreads

The period saw most state and municipal governments enjoying the virtuous part of the business cycle. Previous cuts in spending and higher tax revenues from a stronger economy combined to boost credit quality throughout the muni market. Spreads tightened, and there was little opportunity to seek added value by taking on additional risk.

Yields for munis rise, then fall

In the second quarter of 2006, rising short-term interest rates sent yields on municipal bonds higher across the maturity spectrum, although shorter-term issues rose faster than longer-term ones. When rates held steady in the third quarter, yields fell, with intermediate-term (5-15 year) bonds dropping the most. At the end of September, 10-year munis provided 81.6% of the yield of a 10-year Treasury, little changed from the 82.2% level at the end of March.

          During the six months, states and municipalities issued $192 billion in bonds. Refunding activity declined significantly. This was partly offset by a moderate rise in the volume of new issues, but overall the supply of tax-exempt bonds was 17% lower during the third quarter of 2006 than in the same quarter of 2005.

Fund narrowly trails the benchmark’s return

During the second quarter, the tax-exempt bond market was dominated by the liquidation of about $7 billion in high-grade bonds by a large insurance company that no longer needed tax-free income. As a result, prices in the high-grade market dropped during the quarter, causing the fund to underperform the benchmark. The fund’s return was also lower because the index includes tobacco and airline bonds, which the fund tends to avoid because of their high volatility and risk.

          In the third quarter, the fund topped its benchmark because the high-grade sector rebounded, and the fund underweighted its holdings in tobacco and airline bonds, both of which lagged the index during the three months. However, this outperformance was not quite enough to lift the fund’s return above the benchmark’s for the six-month period.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 69

Tax-Exempt Bond Fund II | Tax-exempt bonds

Investment objective

The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including tax risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers 10-Year Municipal Bond Index measures the performance of long-term, tax-exempt bonds. These bonds must have a minimum credit rating of Baa and an outstanding par value of at least $5 million, and be issued as part of a transaction of at least $50 million. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TIXRX

Total return* since inception[1]

Tax-Exempt Bond Fund II
Retail Class	3.77%

Benchmark:
Lehman Brothers 10-Year Municipal Bond Index	3.88

Peer group:
Morningstar Municipal National Intermediate	2.94

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]	Inception date: March 31, 2006. Because the fund is new, it had no performance prior to that date.

70 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,377 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Credit quality of portfolio assets (9/30/2006)

Type of asset	Rating	Percent of total net assets

Long-term
municipal bonds
	Aaa/AAA	64.7
	Aa/AA	22.1
	A/A	5.4
	Baa/BBB	9.4

Other assets and liabilities—net		–1.6

Total		100.0

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315878
Net assets of fund
(9/30/2006)	$55.72 million

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 71

Tax-Exempt Bond Fund II | Tax-exempt bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Tax-Exempt Bond Fund II (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)	Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,035.15	$2.55
5% annual hypothetical return	1,000.00	1,022.54†	2.53

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.50%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

72 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Inflation-Linked Bond Fund | Inflation-protected bonds
DISCUSSION

Performance in the twelve months ended September 30, 2006

The Inflation-Linked Bond Fund returned 1.53% for the Retail Class, compared with the 1.84% gain of the fund’s benchmark, the Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index. The average return for the fund’s peer group, the Morningstar Inflation-Protected Bond category, was 1.31%.

The Fed pauses as inflation fears ease

The Federal Reserve raised short-term interest rates six times during the twelve-month period, but in the third quarter of 2006, the Fed kept short-term interest rates at 5.25%—their highest level since March 2001.

          After dropping sharply in the first half of the reporting period, bond prices generally rose in the second half. (Bond prices and yields move in opposite directions.) Inflation-linked bonds, which in the first half of the period lost 2.14% and lagged most other types of bonds, rebounded in the second half. Gains were concentrated in the third quarter of 2006, when the TIPS benchmark rose 3.55%.

          For the twelve months, TIPS underperformed the 3.67% return of the Lehman Brothers U.S. Aggregate Index, a broad measure of the U.S. investment-grade, fixed-rate bond market. However, for the five-year period ended September 30, 2006, TIPS produced an average annual return of 7.23%, beating the 4.81% gain of the Lehman aggregate index.

Moderate inflation limits TIPS gains

Demand for TIPS was dampened for much of the period because inflation remained under control. Late in the period, the U.S. housing market softened, and in August consumer spending fell for the first time since September 2005.

          The Consumer Price Index, which had risen 4.3% on a year-over-year basis in June 2006, rose just 2.1% in September, reflecting a steep drop in oil prices.

Strategies help reduce impact of expenses

The slight difference between the fund’s return and that of the benchmark was due to the fact that the fund’s return includes a deduction for expense charges and the benchmark’s does not. During the period, the fund was able to limit the effects of expenses on its performance by making relative-value trades among inflation-linked securities.

          The fund’s managers generally kept the fund’s duration—a measure of its sensitivity to interest-rate changes—near the benchmark’s. This strategy is designed to help the fund closely match the performance of the benchmark.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 73

Inflation-Linked Bond Fund | Inflation-protected bonds

Investment objective

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including the risks of inflation-indexed bonds and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. You cannot invest directly in this index.

Performance as of September 30, 2006	Ticker symbol: TCILX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Inflation-Linked Bond Fund
Retail Class	1.53%	5.10%	22.03%

Benchmark:
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	1.84	5.45	23.65

Peer group:
Morningstar Inflation-Protected Bond	1.31	4.70	20.30

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: October 1, 2002

74 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds •Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception October 1, 2002)

An investment of $10,000 in this fund on October 1, 2002, would have grown to $12,203 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Fiscal year total returns

Retail Class

Best quarter: 5.15%, for the quarter ended March 31, 2004
Worst quarter: –3.19%, for the quarter ended June 30, 2004

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 75

Inflation-Linked Bond Fund | Inflation-protected bonds
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Inflation-Linked Bond Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,036.95		$2.55
5% annual hypothetical return	1,000.00	1,022.54	†	2.53

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.50%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the Ending Fund Value shown for the fund’s actual return.

Portfolio composition by maturity (9/30/06)

Percent of total net assets

1–20-year bonds	82.2
Over-20-year bonds	15.5
Short-term investments	1.5
Other assets and liabilities—net	0.8

Total	100.0

Fund facts

Inception date
Retail Class	10/1/2002
CUSIP	87244W474
Net assets of fund (9/30/2006)	$428.21 million

76 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Money Market Fund | Cash equivalents
DISCUSSION

Performance from inception through September 30, 2006

For the six-month period, the Money Market Fund returned 2.53% for the Retail Class, compared with the 2.29% gain of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

The Fed halts its rate hikes

During the six months, investors tried to predict when the Federal Reserve would halt its inflation-battling rate hikes. Finally, in August, after 17 consecutive quarter-point increases, including two during the six-month period covered by this report, the central bank held the federal funds rate at 5.25%. (The federal funds rate is the interest rate commercial U.S. banks charge one another for overnight loans.)

          After forging ahead in the first quarter of 2006, the economy slowed in the second and third quarters. In June, the annual Gross Domestic Product gained only 2.6%, versus its 5.6% rise in March. By September, year-over-year inflation had declined to a six-month low of 2.1%.

LIBOR flattens as yields converge

Early in the period, yields on twelve-month securities rose in tandem with those of shorter-maturity issues, and the LIBOR curve held steady. (The LIBOR, the interest rate that banks charge one another for loans on the London market, is the most widely used benchmark for short-term rates.) As twelve-month yields approached those of shorter maturities late in the period, the LIBOR curve flattened considerably.

Fund strategies pay off

During the six months, the fund’s managers adjusted their strategies to the changing interest-rate environment.

          On September 30, 2006, the fund’s investments in commercial paper, which was in scarce supply during the period, made up 74.6% of the portfolio, down from 85.1% six months earlier. (Commercial paper offers higher returns without significant additional risk.)

          During the six months, the fund increased its holdings in U.S. agency securities from 2.7% to 15.5%. The portfolio’s remaining 9.9% was divided between certificates of deposit and floating-rate securities.

          On September 30, 2006, foreign securities made up 8.1% of the fund’s total portfolio investments.

          During the period, the weighted average maturity of the fund fluctu-ated between 35 and 44 days. On September 26, 2006, it stood at 35 days versus 40 days for the average iMoneyNet fund.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 77

Money Market Fund | Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

The fund is subject to special risks, including income volatility risk, market risk, company risk, credit risk, interest-rate risk, prepayment risk, extension risk and foreign investment risks. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund. For a further discussion of risk, please see page 6.

Yield and average maturity

	Net annualized yield (for the 7 days ended 9/26/2006)		Average maturity (as of 9/26/2006)

	Current yield	Effective yield	In days

Money Market Fund	5.22%	5.36%	35

iMoneyNet Money Fund Report AveragesTM—All Taxable	4.73	4.84	40

Performance as of September 30, 2006	Ticker symbol: TIRXX

Total return* since inception[1]

Money Market Fund
Retail Class	2.53%

iMoneyNet Money Fund Report
Averages—All Taxable	2.29

*

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/charts/imf-performance.html.

[1]

Inception date: March 31, 2006. The fund’s Institutional Class has an earlier inception date (July 1, 1999), and its returns are available at www.tiaa-cref.org. Because of its lower expenses, the Institutional Class generally will have higher returns than the Retail Class.

78 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

PERFORMANCE

$10,000 invested at fund’s inception

Retail Class (inception March 31, 2006)

An investment of $10,000 in this fund on March 31, 2006, would have grown to $10,253 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the values of the fund’s benchmark and peer group during the same period.

Asset allocation (9/30/2006)

Percent of portfolio investments

Commercial paper	74.6
U.S. agency securities	15.5
Certificates of deposit	5.3
Floating-rate securities	4.6

Total	100.0

Fund facts

Inception date
Retail Class	3/31/2006
CUSIP	886315670
Net assets of fund (9/30/2006)	$443.24 million

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 79

Money Market Fund | Cash equivalents
PERFORMANCE

Fund expenses—six months ended September 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund (Retail Class)—expense example

	Starting fund value (4/1/06)	Ending fund value (9/30/06)		Expenses paid* (4/1/06–9/30/06)

Actual return	$1,000.00	$1,024.03		$1.27
5% annual hypothetical return	1,000.00	1,023.80	†	1.27

*

“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.25%. The expense ratio and performance returns of the fund reflect an agreement by the fund’s adviser to reimburse the fund for other expenses through September 30, 2007. Without this reimbursement, the fund’s expenses would have been higher, and its performance lower.

†

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

80 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Growth & Income Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$983,709	0.53%

	APPAREL AND ACCESSORY STORES		1,559,715	0.83

	BUSINESS SERVICES
	Automatic Data Processing, Inc	39,172	1,854,402	0.99
*	Google, Inc (Class A)	3,719	1,494,666	0.80
	Microsoft Corp	126,567	3,459,076	1.85
	Other		3,180,539	1.70

			9,988,683	5.34

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	42,292	2,053,700	1.10
	Air Products & Chemicals, Inc	23,274	1,544,695	0.82
	Akzo Nobel NV	22,038	1,357,586	0.73
*	Gilead Sciences, Inc	19,718	1,354,627	0.72
	Merck & Co, Inc	55,340	2,318,746	1.24
	Monsanto Co	39,454	1,854,733	0.99
	Pfizer, Inc	108,533	3,077,996	1.64
	Procter & Gamble Co	63,883	3,959,468	2.12
	Wyeth	43,665	2,219,929	1.19
	Other		8,453,806	4.52

			28,195,286	15.07

	COAL MINING		1,009,972	0.54

	COMMUNICATIONS
	AT&T, Inc	82,900	2,699,224	1.44
	Other		3,618,005	1.94

			6,317,229	3.38

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	90,661	4,856,710	2.60
	Citigroup, Inc	52,862	2,625,656	1.40
	JPMorgan Chase & Co	76,571	3,595,774	1.92
	Marshall & Ilsley Corp	30,603	1,474,453	0.79
	Northern Trust Corp	31,694	1,851,880	0.99
	US Bancorp	71,861	2,387,222	1.28
	Wells Fargo & Co	38,540	1,394,377	0.75
	Other		906,859	0.48

			19,092,931	10.21

	EATING AND DRINKING PLACES		1,263,341	0.67

	ELECTRIC, GAS, AND SANITARY SERVICES
	Exelon Corp	28,346	1,716,067	0.92
	Other		3,706,093	1.98

			5,422,160	2.90

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 81

Growth & Income Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	25,781	$1,985,910	1.06%
*	Cisco Systems, Inc	159,578	3,670,294	1.96
	Emerson Electric Co	23,505	1,971,129	1.05
	Honeywell International, Inc	60,397	2,470,237	1.32
	Qualcomm, Inc	51,992	1,889,909	1.01
	Other		7,607,505	4.08

			19,594,984	10.48

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	56,771	3,704,875	1.98
	Other		3,211,250	1.72

			6,916,125	3.70

	GENERAL MERCHANDISE STORES
	Target Corp	25,510	1,409,428	0.75
	Wal-Mart Stores, Inc	40,798	2,012,157	1.08
	Other		1,164,170	0.62

			4,585,755	2.45

	HEALTH SERVICES
*	Coventry Health Care, Inc	30,715	1,582,437	0.85
*	Medco Health Solutions, Inc	30,668	1,843,453	0.98
	Other		716,584	0.38

			4,142,474	2.21

	HOLDING AND OTHER INVESTMENT OFFICES		1,114,987	0.60

	HOTELS AND OTHER LODGING PLACES		901,661	0.48

	INDUSTRIAL MACHINERY AND EQUIPMENT
	General Electric Co	162,014	5,719,094	3.06
	Hewlett-Packard Co	90,458	3,318,904	1.77
	Other		2,556,925	1.37

			11,594,923	6.20

	INSURANCE AGENTS, BROKERS AND SERVICE
	Hartford Financial Services Group, Inc	19,029	1,650,766	0.88

			1,650,766	0.88

	INSURANCE CARRIERS
	ACE Ltd	40,917	2,239,387	1.20
	American International Group, Inc	59,163	3,920,140	2.09

			6,159,527	3.29

	METAL MINING		1,810,370	0.97

	MISCELLANEOUS RETAIL
	Best Buy Co, Inc	29,292	1,568,879	0.84
	Other		932,251	0.50

			2,501,130	1.34

82 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MOTION PICTURES
	News Corp (Class A)	109,470	$2,151,086	1.15%
	Other		2,276,374	1.22

			4,427,460	2.37

	NONDEPOSITORY INSTITUTIONS
	American Express Co	42,499	2,383,344	1.27
	Fannie Mae	33,112	1,851,292	0.99
	Other		1,341,500	0.72

			5,576,136	2.98

	OIL AND GAS EXTRACTION
*	Cameron International Corp	36,708	1,773,363	0.95
	Schlumberger Ltd	41,693	2,586,217	1.38
	Other		552,185	0.30

			4,911,765	2.63

	PETROLEUM AND COAL PRODUCTS
	Exxon Mobil Corp	104,383	7,004,099	3.74
	Marathon Oil Corp	22,779	1,751,705	0.94
	Other		2,823,796	1.51

			11,579,600	6.19

	PRINTING AND PUBLISHING		411,758	0.22

	RAILROAD TRANSPORTATION		757,552	0.40

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	33,641	2,452,765	1.31
	Other		2,984,313	1.60

			5,437,078	2.91

	TOBACCO PRODUCTS
	Altria Group, Inc	90,417	6,921,421	3.70

			6,921,421	3.70

	TRANSPORTATION BY AIR		761,699	0.41

	TRANSPORTATION EQUIPMENT
	Boeing Co	23,519	1,854,473	0.99
	Raytheon Co	40,334	1,936,435	1.04
	United Technologies Corp	40,419	2,560,544	1.37
	Other		322,150	0.17

			6,673,602	3.57

	TRANSPORTATION SERVICES		732,940	0.39

	TRUCKING AND WAREHOUSING		770,146	0.41

	WHOLESALE TRADE-DURABLE GOODS		402	0.00	**

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 83

Growth & Income Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
	Cardinal Health, Inc	29,908	$1,966,152	1.05%
	Other		644,849	0.34

			2,611,001	1.39

	TOTAL COMMON STOCKS	(Cost $164,419,708)	186,378,288	99.64

	ISSUER

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		160,000	0.09

	TOTAL SHORT-TERM INVESTMENTS	(Cost $159,979)	160,000	0.09

	TOTAL PORTFOLIO	(Cost $164,579,687)	186,538,288	99.73
	OTHER ASSETS & LIABILITIES, NET		505,855	0.27

	NET ASSETS		$187,044,143	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.750% and mature 10/02/06

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

84 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

AGRICULTURAL SERVICES		$304,642	0.03%

APPAREL AND OTHER TEXTILE PRODUCTS		2,182,595	0.18

BUSINESS SERVICES
WPP Group plc	680,876	8,439,400	0.71
Other		4,858,328	0.41

		13,297,728	1.12

CHEMICALS AND ALLIED PRODUCTS
Bayer AG.	1,588,616	80,980,920	6.84
Novartis AG.	100,681	5,877,654	0.49
Reckitt Benckiser plc	487,481	20,207,885	1.71
Shin-Etsu Chemical Co Ltd	73,600	4,697,939	0.40
Takeda Pharmaceutical Co Ltd	158,800	9,907,776	0.84
Other		17,631,372	1.49

		139,303,546	11.77

COAL MINING
BHP Billiton Ltd	582,492	11,126,798	0.94

		11,126,798	0.94

COMMUNICATIONS
KDDI Corp	742	4,623,170	0.39
Royal KPN NV	1,177,048	15,015,157	1.27
Other		5,170,434	0.44

		24,808,761	2.10

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG.	406,055	40,558,415	3.43
Mitsubishi UFJ Financial Group, Inc	1,013	13,035,005	1.10
Mizuho Financial Group, Inc	788	6,110,544	0.51
Sumitomo Mitsui Financial Group, Inc	643	6,749,799	0.57
Sumitomo Trust & Banking Co Ltd	463,000	4,844,597	0.41
Other		7,253,908	0.62

		78,552,268	6.64

ELECTRIC, GAS, AND SANITARY SERVICES
Fortum Oyj	1,884,079	50,195,280	4.24
Xinao Gas Holdings Ltd	7,165,000	7,357,538	0.62
Other		1,047,694	0.09

		58,600,512	4.95

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Sony Corp	149,700	6,057,702	0.51
Other		16,953,751	1.43

		23,011,453	1.94

FABRICATED METAL PRODUCTS		3,279,413	0.28

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 85

International Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	Groupe Danone	123,854	$17,385,828	1.47%
	Nisshin Oillio Group Ltd	1,454,000	8,431,661	0.71
	Other		9,680,662	0.82

			35,498,151	3.00

	FOOD STORES
	Tesco plc	1,855,787	12,508,815	1.06
	Other		1,888,365	0.16

			14,397,180	1.22

	GENERAL BUILDING CONTRACTORS
	Shimizu Corp	785,000	4,485,714	0.38
	Other		13,696,326	1.16

			18,182,040	1.54

	GENERAL MERCHANDISE STORES		1,309,264	0.11

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Vinci S.A.	518,132	57,686,296	4.87

			57,686,296	4.87

	HOLDING AND OTHER INVESTMENT OFFICES
	Collins Stewart Tullett plc	2,506,127	40,823,279	3.45
	GEA Group AG.	2,044,571	36,867,146	3.11
	iShares MSCI EAFE Index Fund	520,000	35,230,000	2.98
*	Man Group Plc	5,248,974	44,028,916	3.72
	Other		2,880,956	0.24

			159,830,297	13.50

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	862,096	58,758,651	4.96
	Other		814,174	0.07

			59,572,825	5.03

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Canon, Inc	107,700	5,616,356	0.47
	Rheinmetall AG.	437,773	31,863,875	2.69
	Other		19,923,443	1.69

			57,403,674	4.85

	INSTRUMENTS AND RELATED PRODUCTS
	Tecan Group AG.	114,081	5,692,874	0.48
	Terumo Corp	155,600	5,901,274	0.50
	Other		1,889,586	0.16

			13,483,734	1.14

	INSURANCE AGENTS, BROKERS AND SERVICE		2,945,664	0.25

	INSURANCE CARRIERS
	Aioi Insurance Co Ltd	798,000	5,492,267	0.46
	AMP Ltd	874,884	5,829,343	0.49
	AXA S.A.	476,844	17,583,626	1.49

86 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSURANCE CARRIERS—(continued)
Zurich Financial Services AG.	66,821	$16,418,691	1.39%
Other		8,088,775	0.68

		53,412,702	4.51

METAL MINING		9,954,496	0.84

MISCELLANEOUS MANUFACTURING INDUSTRIES		2,890,713	0.24

NONDEPOSITORY INSTITUTIONS
Deutsche Postbank AG.	639,215	48,511,961	4.10
Hypo Real Estate Holding AG.	387,108	24,150,992	2.04
Other		545,269	0.05

		73,208,222	6.19

NONMETALLIC MINERALS, EXCEPT FUELS		2,285,079	0.19

OIL AND GAS EXTRACTION
PetroChina Co Ltd (Class H)	5,036,000	5,416,965	0.46
Total S.A.	84,306	5,532,311	0.47
Other		6,290,372	0.53

		17,239,648	1.46

PETROLEUM AND COAL PRODUCTS
BP plc	515,915	5,621,946	0.48
ENI S.p.A.	308,583	9,144,678	0.77
Other		2,859,699	0.24

		17,626,323	1.49

PRIMARY METAL INDUSTRIES
BHP Billiton plc	525,579	9,073,075	0.77
Other		2,834,743	0.24

		11,907,818	1.01

RAILROAD TRANSPORTATION		3,657,126	0.31

REAL ESTATE
Mitsui Fudosan Co Ltd	220,000	5,000,635	0.42
Other		6,498,473	0.55

		11,499,108	0.97

SECURITY AND COMMODITY BROKERS		1,052,552	0.09

STONE, CLAY, AND GLASS PRODUCTS
Holcim Ltd	240,377	19,646,151	1.66
Other		7,790,757	0.66

		27,436,908	2.32

TOBACCO PRODUCTS
Japan Tobacco, Inc	1,378	5,354,514	0.45

		5,354,514	0.45

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 87

International Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

TRANSPORTATION EQUIPMENT
Fiat S.p.A.	2,941,645	$46,888,167	3.96%
Honda Motor Co Ltd	216,400	7,272,872	0.61
Toyota Industries Corp	115,100	4,881,702	0.41
Toyota Motor Corp	329,700	17,918,933	1.51
Other		11,588,708	0.99

		88,550,382	7.48

TRUCKING AND WAREHOUSING
Deutsche Post AG.	2,163,438	56,787,470	4.80

		56,787,470	4.80

WHOLESALE TRADE-DURABLE GOODS		2,273,252	0.19

WHOLESALE TRADE-NONDURABLE GOODS		2,501,056	0.21

TOTAL COMMON STOCKS	(Cost $984,991,810)	1,162,414,210	98.21

TOTAL PORTFOLIO	(Cost $984,991,810)	1,162,414,210	98.21
OTHER ASSETS & LIABILITIES, NET		21,145,760	1.79

NET ASSETS		$1,183,559,970	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

88 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary of market values by country September 30, 2006

	VALUE	% OF MARKET VALUE

DOMESTIC
UNITED STATES OF AMERICA	$35,714,584	3.07%

TOTAL DOMESTIC	35,714,584	3.07

FOREIGN
AUSTRALIA	44,081,699	3.79
BRAZIL	2,350,069	0.20
CANADA	593,960	0.05
FINLAND	50,195,280	4.32
FRANCE	157,062,502	13.51
GERMANY	279,162,363	24.02
HONG KONG	20,371,014	1.75
INDIA	9,679,713	0.83
INDONESIA	348,217	0.03
ITALY	56,032,846	4.82
JAPAN	249,454,519	21.46
NETHERLANDS	15,015,157	1.29
RUSSIA	4,341,970	0.38
SINGAPORE	6,253,517	0.54
SWITZERLAND	88,193,785	7.59
UNITED KINGDOM	143,563,015	12.35

TOTAL FOREIGN	1,126,699,626	96.93

TOTAL PORTFOLIO	$1,162,414,210	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 89

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES		$116,702	0.69%

	APPAREL AND OTHER TEXTILE PRODUCTS		121,035	0.72

	BUSINESS SERVICES
*	Adobe Systems, Inc	9,189	344,128	2.05
*	Electronic Arts, Inc	5,065	282,019	1.68
*	Google, Inc (Class A)	1,085	436,062	2.59
	Microsoft Corp	11,028	301,395	1.79
	Other		157,415	0.94

			1,521,019	9.05

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	9,213	447,383	2.66
*	Amgen, Inc	6,441	460,725	2.74
*	Gilead Sciences, Inc	2,660	182,742	1.09
	Monsanto Co	4,742	222,921	1.33
	Procter & Gamble Co	6,705	415,576	2.47
	Wyeth	5,743	291,974	1.74
	Other		267,205	1.59

			2,288,526	13.62

	COMMUNICATIONS
	AT&T, Inc	7,858	255,856	1.52
	Other	248	202,336	1.21

			458,192	2.73

	EATING AND DRINKING PLACES
*	Starbucks Corp	6,549	222,993	1.33

			222,993	1.33

	ELECTRIC, GAS, AND SANITARY SERVICES		130,385	0.78

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	4,853	373,827	2.22
*	Broadcom Corp (Class A)	5,142	156,008	0.93
*	Cisco Systems, Inc	19,724	453,652	2.70
	Cooper Industries Ltd (Class A)	1,828	155,782	0.93
	Emerson Electric Co	3,342	280,260	1.67
	Intel Corp	10,011	205,926	1.23
	Motorola, Inc	10,421	260,525	1.55
*	Network Appliance, Inc	5,986	221,542	1.32
	Qualcomm, Inc	10,065	365,863	2.18
	Other		184,365	1.08

			2,657,750	15.81

	ENGINEERING AND MANAGEMENT SERVICES
*	Celgene Corp	4,093	177,227	1.05
	Paychex, Inc	6,423	236,688	1.41

			413,915	2.46

90 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	6,705	$437,568	2.60%

			437,568	2.60

	FURNITURE AND HOME FURNISHINGS STORES		118,223	0.70

	GENERAL MERCHANDISE STORES
	Target Corp	5,341	295,090	1.76
	Other		146,480	0.87

			441,570	2.63

	HEALTH SERVICES
*	Medco Health Solutions, Inc	4,042	242,965	1.45
	Other		103,423	0.61

			346,388	2.06

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Growth Index Fund	4,311	224,388	1.34
	Other		83,934	0.49

			308,322	1.83

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	3,924	224,414	1.34

			224,414	1.34

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Hewlett-Packard Co	4,383	160,812	0.96
	International Game Technology	5,949	246,884	1.47
	Other		351,359	2.09

			759,055	4.52

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	5,927	384,899	2.29
*	St. Jude Medical, Inc	6,400	225,856	1.34
*	Zimmer Holdings, Inc	3,077	207,698	1.24
	Other		82,152	0.49

			900,605	5.36

	INSURANCE CARRIERS
	American International Group, Inc	2,522	167,108	0.99
	Progressive Corp	6,986	171,436	1.02
	Other		115,407	0.69

			453,951	2.70

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	6,675	229,620	1.37

			229,620	1.37

	METAL MINING
	Anglo American plc	3,925	164,102	0.98

			164,102	0.98

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 91

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
	CVS Corp	9,004	$289,208	1.72%

			289,208	1.72

	MOTION PICTURES		100,148	0.60

	NONDEPOSITORY INSTITUTIONS
	American Express Co	6,095	341,808	2.03

			341,808	2.03

	OIL AND GAS EXTRACTION
	Schlumberger Ltd	3,064	190,060	1.13
	Other		216,656	1.29

			406,716	2.42

	PETROLEUM AND COAL PRODUCTS		84,890	0.50

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	14,464	353,066	2.10
	Other		119,218	0.71

			472,284	2.81

	RAILROAD TRANSPORTATION		62,541	0.37

	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	17,289	309,473	1.84
	Chicago Mercantile Exchange Holdings, Inc	448	214,256	1.27
*	E*Trade Financial Corp	6,397	153,016	0.91
	Goldman Sachs Group, Inc	1,396	236,161	1.41
	TD Ameritrade Holding Corp	7,868	148,312	0.88
	Other		133,130	0.80

			1,194,348	7.11

	TOBACCO PRODUCTS
	Altria Group, Inc	5,542	424,240	2.52

			424,240	2.52

	TRANSPORTATION EQUIPMENT
	Boeing Co	3,637	286,777	1.71
	United Technologies Corp	4,799	304,017	1.81

			590,794	3.52

	TRANSPORTATION SERVICES		148,273	0.88

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	2,188	157,405	0.94

			157,405	0.94

	WHOLESALE TRADE-DURABLE GOODS		61,744	0.37

	TOTAL COMMON STOCKS	(Cost $16,146,116)	16,648,734	99.07

92 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$130,000	0.77%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $129,983)	130,000	0.77

	TOTAL PORTFOLIO	(Cost $16,276,099)	16,778,734	99.84
	OTHER ASSETS & LIABILITIES, NET		27,008	0.16

	NET ASSETS		$16,805,742	100.00%

*	Non-income producing

+	Notes have a rate of 4.750% and mature 10/02/06

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 93

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

COMMON STOCKS

APPAREL AND ACCESSORY STORES
Gap, Inc	781,431	$14,808,117	2.20%
Other		1,214,916	0.18

		16,023,033	2.38

APPAREL AND OTHER TEXTILE PRODUCTS		456,660	0.07

BUSINESS SERVICES		17,239,094	2.57

CHEMICALS AND ALLIED PRODUCTS
Akzo Nobel NV	100,304	6,178,933	0.92
Colgate-Palmolive Co	152,024	9,440,690	1.41
Du Pont (E.I.) de Nemours & Co	183,514	7,861,740	1.17
Pfizer, Inc	732,297	20,767,943	3.09
Wyeth	151,931	7,724,172	1.15
Other		19,871,548	2.96

		71,845,026	10.70

COAL MINING
Sasol Ltd (ADR)	151,794	4,992,505	0.74
Other		3,607,456	0.54

		8,599,961	1.28

COMMUNICATIONS
AT&T, Inc	404,275	13,163,194	1.96
BellSouth Corp	127,248	5,439,852	0.81
Cablevision Systems Corp (Class A)	255,288	5,797,590	0.86
Sprint Nextel Corp	376,351	6,454,420	0.96
Other		3,444,324	0.52

		34,299,380	5.11

DEPOSITORY INSTITUTIONS
Bank of America Corp	486,300	26,051,091	3.88
Bank of New York Co, Inc	247,103	8,712,852	1.30
Citigroup, Inc	108,476	5,388,003	0.80
Hudson City Bancorp, Inc	677,430	8,975,948	1.34
JPMorgan Chase & Co	513,997	24,137,299	3.59
South Financial Group, Inc	182,239	4,743,681	0.71
SunTrust Banks, Inc	179,872	13,900,508	2.07
US Bancorp	262,052	8,705,367	1.30
Wachovia Corp	167,940	9,371,052	1.40
Washington Mutual, Inc	176,663	7,679,541	1.14
Other		8,722,588	1.29

		126,387,930	18.82

EATING AND DRINKING PLACES
Brinker International, Inc	146,500	5,873,185	0.87
Compass Group plc	1,135,641	5,703,827	0.85

		11,577,012	1.72

94 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	196,562	$7,148,960	1.06%
	DPL, Inc	228,149	6,187,401	0.92
	Other		20,645,326	3.08

			33,981,687	5.06

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Honeywell International, Inc	431,214	17,636,653	2.63
	RadioShack Corp	295,262	5,698,557	0.85
	Other		18,442,152	2.74

			41,777,362	6.22

	ENGINEERING AND MANAGEMENT SERVICES		3,291,801	0.49

	FABRICATED METAL PRODUCTS		2,448,262	0.36

	FOOD AND KINDRED PRODUCTS
*	Smithfield Foods, Inc	180,545	4,878,326	0.73

			4,878,326	0.73

	FORESTRY		1,923,529	0.29

	GENERAL BUILDING CONTRACTORS		2,309,212	0.34

	GENERAL MERCHANDISE STORES		943,075	0.14

	HEALTH SERVICES
*	Healthsouth Corp	1,137,702	5,643,002	0.84
	Other		2,670,115	0.40

			8,313,117	1.24

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 1000 Value Index Fund	160,229	12,348,849	1.84
	Other		3,407,903	0.51

			15,756,752	2.35

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	178,891	12,192,835	1.81

			12,192,835	1.81

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Alstom RGPT	65,543	5,930,045	0.88
	Hewlett-Packard Co	273,780	10,044,988	1.50
	Other		2,592,223	0.38

			18,567,256	2.76

	INSTRUMENTS AND RELATED PRODUCTS		1,222,150	0.18

	INSURANCE AGENTS, BROKERS AND SERVICE		5,003,921	0.74

	INSURANCE CARRIERS
	Aetna, Inc	196,757	7,781,739	1.16
	American International Group, Inc	221,887	14,702,233	2.19
	PartnerRe Ltd	84,450	5,706,287	0.85
	St. Paul Travelers Cos, Inc	213,679	10,019,408	1.49

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 95

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSURANCE CARRIERS—(continued)
	Other		$19,040,163	2.83%

			57,249,830	8.52

	METAL MINING		3,618,496	0.54

	MISCELLANEOUS RETAIL
*	Rite Aid Corp	1,324,728	6,014,265	0.89
*	Sears Holdings Corp	45,015	7,116,421	1.06

			13,130,686	1.95

	MOTION PICTURES		2,607,078	0.39

	NONDEPOSITORY INSTITUTIONS
	Fannie Mae	231,684	12,953,452	1.93
	Other		3,541,359	0.53

			16,494,811	2.46

	OIL AND GAS EXTRACTION		5,787,984	0.86

	PAPER AND ALLIED PRODUCTS		8,017,964	1.19

	PETROLEUM AND COAL PRODUCTS
	Apache Corp	101,245	6,398,684	0.95
	Chevron Corp	293,576	19,041,339	2.84
	Devon Energy Corp	87,242	5,509,332	0.82
	Exxon Mobil Corp	119,809	8,039,184	1.20
	Occidental Petroleum Corp	144,940	6,973,063	1.04
	Other		6,013,163	0.89

			51,974,765	7.74

	PRIMARY METAL INDUSTRIES		1,194,986	0.18

	PRINTING AND PUBLISHING		2,954,478	0.44

	RAILROAD TRANSPORTATION		1,543,864	0.23

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	184,846	13,477,122	2.00
	Waddell & Reed Financial, Inc (Class A)	267,569	6,622,333	0.99
	Other		5,533,566	0.83

			25,633,021	3.82

	TOBACCO PRODUCTS
	Altria Group, Inc	329,780	25,244,659	3.76

			25,244,659	3.76

	TRANSPORTATION BY AIR		2,660,425	0.40

	TRANSPORTATION EQUIPMENT		5,032,576	0.75

96 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc	84,219	$5,536,557	0.82%
Other		4,071,990	0.61

		9,608,547	1.43

TOTAL COMMON STOCKS	(Cost $608,717,487)	671,791,551	100.02

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$5,430,000	5,430,000	0.81

TOTAL SHORT-TERM INVESTMENTS	(Cost $5,429,284)	5,430,000	0.81

TOTAL PORTFOLIO	(Cost $614,146,771)	677,221,551	100.83
OTHER ASSETS & LIABILITIES, NET		(5,582,139)	(0.83)

NET ASSETS		$671,639,412	100.00%

*	Non-income producing

ABBREVIATION:

ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 97

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES
	Abercrombie & Fitch Co (Class A)	51,700	$3,592,116	1.34%

			3,592,116	1.34

	APPAREL AND OTHER TEXTILE PRODUCTS
	Polo Ralph Lauren Corp	43,211	2,795,320	1.05

			2,795,320	1.05

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		2,674,611	1.00

	BUSINESS SERVICES
*	Adobe Systems, Inc	84,552	3,166,472	1.18
*	Cerner Corp	66,736	3,029,814	1.13
*	Citrix Systems, Inc	96,854	3,507,083	1.31
*	Cognizant Technology Solutions Corp	57,814	4,281,705	1.60
*	F5 Networks, Inc	51,520	2,767,654	1.04
	Omnicom Group, Inc	30,170	2,823,912	1.06
	Other		13,413,335	5.02

			32,989,975	12.34

	CHEMICALS AND ALLIED PRODUCTS
*	Adams Respiratory Therapeutics, Inc	87,273	3,193,319	1.19
	Ecolab, Inc	87,751	3,757,498	1.41
*	Forest Laboratories, Inc	85,953	4,350,081	1.63
	Other		2,654,908	0.99

			13,955,806	5.22

	COAL MINING		2,302,837	0.86

	COMMUNICATIONS
*	American Tower Corp (Class A)	98,043	3,578,570	1.34
	Global Payments, Inc	77,246	3,399,596	1.27
*	NeuStar, Inc	131,002	3,635,306	1.36
*	NII Holdings, Inc (Class B)	85,741	5,329,661	2.00
*	Univision Communications, Inc (Class A)	137,066	4,706,846	1.76

			20,649,979	7.73

	DEPOSITORY INSTITUTIONS
	Hudson City Bancorp, Inc	235,710	3,123,158	1.17
	Other		2,275,206	0.85

			5,398,364	2.02

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Covanta Holding Corp	172,406	3,711,901	1.39

			3,711,901	1.39

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Amphenol Corp (Class A)	70,817	4,385,697	1.64
*	Fairchild Semiconductor International, Inc	148,628	2,779,344	1.04
	L-3 Communications Holdings, Inc	39,861	3,122,312	1.17
*	Network Appliance, Inc	103,349	3,824,946	1.43
*	Nvidia Corp	134,578	3,982,163	1.49

98 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—(continued)
	Rockwell Collins, Inc	73,063	$4,006,775	1.50%
	Other		7,824,935	2.93

			29,926,172	11.20

	ENGINEERING AND MANAGEMENT SERVICES
*	Jacobs Engineering Group, Inc	38,699	2,891,976	1.08
	Paychex, Inc	120,653	4,446,063	1.66
	Quest Diagnostics, Inc	64,033	3,916,258	1.47
	Other		4,113,549	1.54

			15,367,846	5.75

	FOOD AND KINDRED PRODUCTS
	McCormick & Co, Inc	89,294	3,391,386	1.27
	Other		3,710,492	1.39

			7,101,878	2.66

	FURNITURE AND FIXTURES		1,543,110	0.58

	FURNITURE AND HOME FURNISHINGS STORES
*	Bed Bath & Beyond, Inc	72,440	2,771,554	1.04
	Other		2,369,212	0.88

			5,140,766	1.92

	GENERAL MERCHANDISE STORES
	JC Penney Co, Inc	43,315	2,962,313	1.11
	TJX Cos, Inc	113,600	3,184,208	1.19

			6,146,521	2.30

	HEALTH SERVICES
	Manor Care, Inc	61,591	3,219,978	1.20

			3,219,978	1.20

	HOLDING AND OTHER INVESTMENT OFFICES
	Global Signal, Inc	59,067	2,987,609	1.12
	Other		1,992,996	0.74

			4,980,605	1.86

	HOTELS AND OTHER LODGING PLACES
	Hilton Hotels Corp	137,720	3,835,502	1.44

			3,835,502	1.44

	INDUSTRIAL MACHINERY AND EQUIPMENT
	International Game Technology	115,923	4,810,805	1.80
	Other		5,624,303	2.10

			10,435,108	3.90

	INSTRUMENTS AND RELATED PRODUCTS
	Allergan, Inc	43,610	4,910,922	1.84
	Bard (C.R.), Inc	50,538	3,790,350	1.42
*	Fisher Scientific International, Inc	53,522	4,187,561	1.57
*	Resmed, Inc	95,725	3,852,931	1.44
	Other		8,665,639	3.24

			25,407,403	9.51

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 99

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	JUSTICE, PUBLIC ORDER AND SAFETY		$1,441,609	0.54%

	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	137,756	4,738,806	1.77

			4,738,806	1.77

	METAL MINING		3,369,710	1.26

	MISCELLANEOUS RETAIL
*	Nutri/System, Inc	70,749	4,406,955	1.65
	Other		2,394,942	0.89

			6,801,897	2.54

	OIL AND GAS EXTRACTION
*	Denbury Resources, Inc	98,748	2,853,817	1.07
	Equitable Resources, Inc	88,561	3,097,864	1.16
*	National Oilwell Varco, Inc	62,804	3,677,174	1.38
	Other		4,084,464	1.52

			13,713,319	5.13

	PETROLEUM AND COAL PRODUCTS		2,703,275	1.01

	PRIMARY METAL INDUSTRIES		1,216,777	0.46

	RAILROAD TRANSPORTATION		1,909,163	0.71

	REAL ESTATE
*	CB Richard Ellis Group, Inc	127,311	3,131,851	1.17
	Forest City Enterprises, Inc (Class A)	52,165	2,832,560	1.06

			5,964,411	2.23

	SECURITY AND COMMODITY BROKERS
	Chicago Mercantile Exchange Holdings, Inc	6,914	3,306,621	1.24
	Greenhill & Co, Inc	50,390	3,377,138	1.26
	Other		1,759,316	0.66

			8,443,075	3.16

	TRANSPORTATION BY AIR
	Southwest Airlines Co	179,336	2,987,738	1.12

			2,987,738	1.12

	TRANSPORTATION EQUIPMENT
	Harley-Davidson, Inc	81,611	5,121,090	1.92
	Other		1,498,000	0.56

			6,619,090	2.48

	TRANSPORTATION SERVICES		2,460,861	0.92

	WHOLESALE TRADE-DURABLE GOODS		2,373,717	0.89

	WHOLESALE TRADE-NONDURABLE GOODS		2,265,952	0.85

	TOTAL COMMON STOCKS	(Cost $244,938,405)	268,185,198	100.34

100 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Growth Fund |	Summary portfolio of investments September 30, 2006	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $244,938,405)	$268,185,198	100.34%
OTHER ASSETS & LIABILITIES, NET		(910,173)	(0.34)

NET ASSETS		$267,275,025	100.00%

*	Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 101

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	BUSINESS SERVICES
	Waste Management, Inc	95,000	$3,484,600	0.72%
	Other		14,695,181	3.05

			18,179,781	3.77

	CHEMICALS AND ALLIED PRODUCTS
	Alberto-Culver Co	107,000	5,413,130	1.12
	Clorox Co	79,000	4,977,000	1.03
	Cytec Industries, Inc	94,000	5,225,460	1.08
	Rohm & Haas Co	80,000	3,788,000	0.79
	Sigma-Aldrich Corp	51,000	3,859,170	0.80
	Other		13,034,046	2.71

			36,296,806	7.53

	COAL MINING		2,206,800	0.46

	COMMUNICATIONS		8,275,260	1.72

	DEPOSITORY INSTITUTIONS
	Bank of New York Co, Inc	132,000	4,654,320	0.97
	Hudson City Bancorp, Inc	850,000	11,262,500	2.34
	Marshall & Ilsley Corp	135,000	6,504,300	1.35
	South Financial Group, Inc	122,000	3,175,660	0.66
	TCF Financial Corp	115,000	3,023,350	0.63
	Other		20,874,900	4.32

			49,495,030	10.27

	ELECTRIC, GAS, AND SANITARY SERVICES
	American Electric Power Co, Inc	193,000	7,019,410	1.46
	Constellation Energy Group, Inc	59,500	3,522,400	0.73
	Edison International	122,000	5,080,080	1.05
	Entergy Corp	78,500	6,141,055	1.27
	NorthWestern Corp	85,000	2,973,300	0.62
*	NRG Energy, Inc	88,000	3,986,400	0.83
	PPL Corp	110,000	3,619,000	0.75
	Xcel Energy, Inc	186,000	3,840,900	0.80
	Other		23,221,360	4.81

			59,403,905	12.32

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT		17,741,750	3.68

	FABRICATED METAL PRODUCTS
*	Crown Holdings, Inc	236,000	4,389,600	0.91
	Other		2,831,500	0.59

			7,221,100	1.50

	FOOD AND KINDRED PRODUCTS		4,191,050	0.87

	FOOD STORES
	Kroger Co	315,000	7,289,100	1.51
	Other		2,757,450	0.57

			10,046,550	2.08

102 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	FORESTRY		$2,192,400	0.45%

	GENERAL BUILDING CONTRACTORS		3,715,320	0.77

	GENERAL MERCHANDISE STORES
	Federated Department Stores, Inc	118,000	5,098,780	1.06
	TJX Cos, Inc	155,000	4,344,650	0.90
	Other		2,735,600	0.57

			12,179,030	2.53

	HEALTH SERVICES
*	Healthsouth Corp	673,639	3,341,249	0.69
	McKesson Corp	80,000	4,217,600	0.87
	Other		4,674,485	0.98

			12,233,334	2.54

	HEAVY CONSTRUCTION, EXCEPT BUILDING		4,124,118	0.86

	HOLDING AND OTHER INVESTMENT OFFICES
	Archstone-Smith Trust	59,500	3,239,180	0.67
	Boston Properties, Inc	33,500	3,461,890	0.72
	iShares Russell 1000 Value Index Fund	128,685	9,917,753	2.06
	iShares Russell Midcap Value Index Fund	168,734	22,969,759	4.76
	Plum Creek Timber Co, Inc	123,000	4,186,920	0.87
	Prologis	81,000	4,621,860	0.96
	Taubman Centers, Inc	68,000	3,020,560	0.63
	Vornado Realty Trust	30,000	3,270,000	0.68
	Other		11,136,732	2.30

			65,824,654	13.65

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	62,000	4,225,790	0.88
	Other		3,455,810	0.71

			7,681,600	1.59

	INDUSTRIAL MACHINERY AND EQUIPMENT		1,972,590	0.41

	INSTRUMENTS AND RELATED PRODUCTS
*	Agilent Technologies, Inc	138,611	4,531,194	0.94
*	Xerox Corp	369,000	5,741,640	1.19
	Other		4,887,050	1.01

			15,159,884	3.14

	INSURANCE AGENTS, BROKERS AND SERVICE
	AON Corp	141,000	4,775,670	0.99

			4,775,670	0.99

	INSURANCE CARRIERS
	Aetna, Inc	84,000	3,322,200	0.69
*	Conseco, Inc	269,000	5,646,310	1.17
	Other		15,366,900	3.19

			24,335,410	5.05

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 103

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

METAL MINING
Anglo American plc	97,000	$4,055,515	0.84%
Inco Ltd	84,000	6,406,680	1.33
Other		1,784,210	0.37

		12,246,405	2.54

MISCELLANEOUS RETAIL		6,411,675	1.33

MOTION PICTURES		2,128,260	0.44

NONDEPOSITORY INSTITUTIONS		1,750,680	0.36

OIL AND GAS EXTRACTION		6,686,300	1.39

PAPER AND ALLIED PRODUCTS		6,084,890	1.26

PETROLEUM AND COAL PRODUCTS
Noble Energy, Inc	119,000	5,425,210	1.13
Other		4,230,300	0.87

		9,655,510	2.00

PRIMARY METAL INDUSTRIES		2,779,040	0.58

PRINTING AND PUBLISHING
Gannett Co, Inc	57,500	3,267,725	0.68
Other		4,232,130	0.88

		7,499,855	1.56

RAILROAD TRANSPORTATION
CSX Corp	125,000	4,103,750	0.85

		4,103,750	0.85

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,067,360	0.43

SECURITY AND COMMODITY BROKERS
Bear Stearns Cos, Inc	24,000	3,362,400	0.70
Other		6,636,940	1.37

		9,999,340	2.07

SPECIAL TRADE CONTRACTORS		1,154,880	0.24

STONE, CLAY, AND GLASS PRODUCTS		1,326,039	0.28

TOBACCO PRODUCTS
Loews Corp (Carolina Group)	207,500	11,493,425	2.38

		11,493,425	2.38

TRANSPORTATION BY AIR		7,145,795	1.48

TRANSPORTATION EQUIPMENT
Autoliv, Inc	77,500	4,271,025	0.89
Ford Motor Co	607,000	4,910,630	1.02
Other		2,126,505	0.44

		11,308,160	2.35

104 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Mid-Cap Value Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

WATER TRANSPORTATION		$2,173,997	0.45%

WHOLESALE TRADE-NONDURABLE GOODS
Akzo Nobel NV (ADR)	69,000	4,242,811	0.88

		4,242,811	0.88

TOTAL COMMON STOCKS	(Cost $435,258,598)	477,510,214	99.05

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$3,220,000	3,220,000	0.67

TOTAL SHORT-TERM INVESTMENTS	(Cost $3,219,575)	3,220,000	0.67

TOTAL PORTFOLIO	(Cost $438,478,173)	480,730,214	99.72
OTHER ASSETS & LIABILITIES, NET		1,337,960	0.28

NET ASSETS		$482,068,174	100.00%

*	Non-income producing

ABBREVIATION:

ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 105

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$709,943	0.17%

	AGRICULTURAL PRODUCTION-LIVESTOCK		908,570	0.22

	AMUSEMENT AND RECREATION SERVICES		2,815,413	0.67

	APPAREL AND ACCESSORY STORES
*	Payless Shoesource, Inc	90,000	2,241,000	0.54
	Other		6,114,241	1.46

			8,355,241	2.00

	APPAREL AND OTHER TEXTILE PRODUCTS
	Kellwood Co	48,400	1,395,372	0.33
	Phillips-Van Heusen Corp	32,700	1,365,879	0.33
	Other		1,064,991	0.25

			3,826,242	0.91

	AUTO REPAIR, SERVICES AND PARKING		307,968	0.07

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,333,488	0.32

	BUILDING MATERIALS AND GARDEN SUPPLIES		522,704	0.12

	BUSINESS SERVICES
*	Earthlink, Inc	170,478	1,239,375	0.30
*	Hyperion Solutions Corp	36,917	1,272,898	0.30
*	Sybase, Inc	82,900	2,009,496	0.48
*	TIBCO Software, Inc	165,327	1,484,636	0.36
	Other		43,005,147	10.29

			49,011,552	11.73

	CHEMICALS AND ALLIED PRODUCTS
*	Alkermes, Inc	79,776	1,264,450	0.30
	Other		28,420,946	6.80

			29,685,396	7.10

	COAL MINING
	Penn Virginia Corp	19,157	1,214,745	0.29
	Other		1,359,602	0.33

			2,574,347	0.62

	COMMUNICATIONS		8,564,545	2.05

	DEPOSITORY INSTITUTIONS
	Central Pacific Financial Corp	34,500	1,262,010	0.30
	Citizens Banking Corp	57,770	1,517,040	0.36
	First Niagara Financial Group, Inc	99,264	1,447,269	0.35
*	FirstFed Financial Corp	25,500	1,446,360	0.35
	Greater Bay Bancorp	52,659	1,485,510	0.35
	Hanmi Financial Corp	78,617	1,540,893	0.37
	MAF Bancorp, Inc	32,500	1,341,925	0.32
	MB Financial, Inc	35,378	1,304,387	0.31
	TierOne Corp	37,900	1,285,947	0.31
	Other		26,793,316	6.41

			39,424,657	9.43

106 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EATING AND DRINKING PLACES		$8,813,679	2.11%

	EDUCATIONAL SERVICES		2,542,982	0.61

	ELECTRIC, GAS, AND SANITARY SERVICES
	Northwest Natural Gas Co	34,800	1,366,944	0.33
	Piedmont Natural Gas Co, Inc	52,900	1,338,899	0.32
	UIL Holdings Corp	36,100	1,353,750	0.32
	Other		9,789,333	2.34

			13,848,926	3.31

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Acuity Brands, Inc	26,800	1,216,720	0.29
*	Arris Group, Inc	131,965	1,512,319	0.36
*	ON Semiconductor Corp	227,710	1,338,935	0.32
*	Plexus Corp	96,140	1,845,888	0.44
	Other		22,195,118	5.32

			28,108,980	6.73

	ENGINEERING AND MANAGEMENT SERVICES		6,510,817	1.56

	ENVIRONMENTAL QUALITY AND HOUSING		651,561	0.15

	FABRICATED METAL PRODUCTS		5,008,756	1.20

	FOOD AND KINDRED PRODUCTS		3,840,848	0.92

	FOOD STORES		1,132,074	0.27

	FURNITURE AND FIXTURES		4,364,567	1.04

	FURNITURE AND HOME FURNISHINGS STORES		279,356	0.07

	GENERAL BUILDING CONTRACTORS		828,757	0.20

	GENERAL MERCHANDISE STORES		1,632,848	0.39

	HEALTH SERVICES		5,807,079	1.39

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Granite Construction, Inc	25,300	1,349,755	0.32
	Other		82,246	0.02

			1,432,001	0.34

	HOLDING AND OTHER INVESTMENT OFFICES
	Innkeepers U.S.A. Trust	78,500	1,278,765	0.31
	iShares Russell 2000 Index Fund	41,330	2,975,760	0.71
	LaSalle Hotel Properties	29,200	1,265,528	0.30
	Taubman Centers, Inc	26,400	1,172,688	0.28
	Other		28,147,239	6.74

			34,839,980	8.34

	HOTELS AND OTHER LODGING PLACES		1,533,877	0.37

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Emulex Corp	71,890	1,306,241	0.31
*	Micros Systems, Inc	27,885	1,364,134	0.33
	Nordson Corp	30,747	1,225,575	0.29

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 107

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT—(continued)
	Other		$13,257,850	3.17%

			17,153,800	4.10

	INSTRUMENTS AND RELATED PRODUCTS
*	American Medical Systems Holdings, Inc	73,520	1,354,974	0.32
	Other		26,424,389	6.33

			27,779,363	6.65

	INSURANCE AGENTS, BROKERS AND SERVICE		21,325	0.01

	INSURANCE CARRIERS		9,549,213	2.29

	JUSTICE, PUBLIC ORDER AND SAFETY		402,225	0.10

	LEATHER AND LEATHER PRODUCTS		2,094,884	0.50

	LEGAL SERVICES		764,330	0.18

	LUMBER AND WOOD PRODUCTS
	Universal Forest Products, Inc	24,181	1,186,078	0.29
	Other		1,471,494	0.35

			2,657,572	0.64

	METAL MINING		554,082	0.13

	MISCELLANEOUS MANUFACTURING INDUSTRIES		2,365,232	0.57

	MISCELLANEOUS RETAIL		3,074,927	0.74

	MOTION PICTURES		404,294	0.10

	NONDEPOSITORY INSTITUTIONS
	Financial Federal Corp	49,550	1,327,940	0.32
*	World Acceptance Corp	28,864	1,269,439	0.30
	Other		4,136,126	0.99

			6,733,505	1.61

	OIL AND GAS EXTRACTION
*	Trico Marine Services, Inc	35,706	1,205,079	0.29
	Other		8,632,125	2.06

			9,837,204	2.35

	PAPER AND ALLIED PRODUCTS		829,016	0.20

	PERSONAL SERVICES		294,098	0.07

	PETROLEUM AND COAL PRODUCTS		3,149,489	0.75

	PRIMARY METAL INDUSTRIES
*	CommScope, Inc	46,400	1,524,704	0.36
*	Maverick Tube Corp	19,100	1,238,253	0.30
	Other		5,806,995	1.39

			8,569,952	2.05

	PRINTING AND PUBLISHING
*	Valassis Communications, Inc	107,300	1,893,845	0.45
	Other		5,953,227	1.43

			7,847,072	1.88

108 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	REAL ESTATE		$834,985	0.20%

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Spartech Corp	49,980	1,337,965	0.32
	Other		1,370,838	0.33

			2,708,803	0.65

	SECURITY AND COMMODITY BROKERS		2,194,966	0.53

	SOCIAL SERVICES		671,853	0.16

	SPECIAL TRADE CONTRACTORS
*d	EMCOR Group, Inc	26,600	1,458,744	0.35
	Other		2,472,756	0.59

			3,931,500	0.94

	STONE, CLAY, AND GLASS PRODUCTS		374,660	0.09

	TEXTILE MILL PRODUCTS		399,063	0.10

	TRANSPORTATION BY AIR
*	EGL, Inc	51,280	1,868,643	0.45
	Skywest, Inc	48,500	1,189,220	0.28
	Other		1,537,895	0.37

			4,595,758	1.10

	TRANSPORTATION EQUIPMENT
	Group 1 Automotive, Inc	27,400	1,367,260	0.33
*	Navistar International Corp	66,600	1,719,612	0.41
*	Orbital Sciences Corp	63,786	1,197,263	0.29
	Other		6,284,582	1.50

			10,568,717	2.53

	TRANSPORTATION SERVICES		1,620,302	0.39

	TRUCKING AND WAREHOUSING		2,345,925	0.56

	WATER TRANSPORTATION		394,758	0.09

	WHOLESALE TRADE-DURABLE GOODS
	IKON Office Solutions, Inc	89,400	1,201,536	0.29
	Other		4,297,080	1.03

			5,498,616	1.32

	WHOLESALE TRADE-NONDURABLE GOODS		1,878,212	0.45

	TOTAL COMMON STOCKS	(Cost $395,029,159)	411,316,855	98.44

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 109

Small-Cap Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

ISSUER	PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Banks (FHLB) 4.750%, 10/02/06	$5,650,000	$5,650,000	1.35%

TOTAL SHORT-TERM INVESTMENTS	(Cost $5,649,255)	5,650,000	1.35

TOTAL PORTFOLIO	(Cost $400,678,414)	416,966,855	99.79
OTHER ASSETS & LIABILITIES, NET		853,777	0.21

NET ASSETS		$417,820,632	100.00%

*	Non-income producing

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts in the amount of $411,300.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

110 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$23,736	0.00	%**

	AGRICULTURAL PRODUCTION-LIVESTOCK		63,941	0.01

	AMUSEMENT AND RECREATION SERVICES		1,292,218	0.20

	APPAREL AND ACCESSORY STORES		4,601,160	0.72

	APPAREL AND OTHER TEXTILE PRODUCTS		1,236,663	0.19

	AUTO REPAIR, SERVICES AND PARKING		389,535	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,221,737	0.19

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	91,825	3,330,493	0.52
	Other		2,439,269	0.38

			5,769,762	0.90

	BUSINESS SERVICES
*	Google, Inc (Class A)	9,075	3,647,243	0.57
	Microsoft Corp	385,030	10,522,895	1.64
*	Oracle Corp	172,295	3,056,513	0.47
	Other		27,939,563	4.35

			45,166,214	7.03

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	66,236	3,216,420	0.50
*	Amgen, Inc	51,116	3,656,327	0.57
	Eli Lilly & Co	42,668	2,432,076	0.38
	Merck & Co, Inc	94,606	3,963,991	0.62
	Pfizer, Inc	317,728	9,010,766	1.41
	Procter & Gamble Co	142,183	8,812,502	1.37
	Wyeth	58,334	2,965,701	0.46
	Other		27,494,499	4.28

			61,552,282	9.59

	COAL MINING		1,066,832	0.17

	COMMUNICATIONS
	AT&T, Inc	168,585	5,489,128	0.86
	BellSouth Corp	78,424	3,352,626	0.52
*	Comcast Corp (Class A)	84,367	3,108,924	0.49
	Verizon Communications, Inc	126,646	4,702,366	0.73
	Other		13,696,881	2.13

			30,349,925	4.73

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	197,968	10,605,146	1.65
	Citigroup, Inc	215,609	10,709,299	1.67
	JPMorgan Chase & Co	150,514	7,068,137	1.10
	US Bancorp	77,178	2,563,853	0.40
	Wachovia Corp	69,747	3,891,883	0.61
	Wells Fargo & Co	145,738	5,272,801	0.82

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 111

Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	DEPOSITORY INSTITUTIONS—(continued)
	Other		$26,378,608	4.11%

			66,489,727	10.36

	EATING AND DRINKING PLACES		6,059,771	0.94

	EDUCATIONAL SERVICES		803,113	0.13

	ELECTRIC, GAS, AND SANITARY SERVICES		26,064,665	4.06

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	36,749	2,830,775	0.44
*	Cisco Systems, Inc	264,511	6,083,753	0.95
	Intel Corp	252,091	5,185,512	0.81
	Motorola, Inc	107,045	2,676,125	0.41
	Qualcomm, Inc	72,564	2,637,701	0.41
	Other		21,691,989	3.38

			41,105,855	6.40

	ENGINEERING AND MANAGEMENT SERVICES		4,710,037	0.73

	ENVIRONMENTAL QUALITY AND HOUSING		19,996	0.00	**

	FABRICATED METAL PRODUCTS		2,419,675	0.38

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	88,398	3,949,623	0.61
	PepsiCo, Inc	71,710	4,679,795	0.73
	Other		9,927,054	1.55

			18,556,472	2.89

	FOOD STORES		1,627,142	0.25

	FORESTRY		773,351	0.12

	FURNITURE AND FIXTURES		1,943,515	0.30

	FURNITURE AND HOME FURNISHINGS STORES		1,318,205	0.21

	GENERAL BUILDING CONTRACTORS		2,262,173	0.35

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	106,787	5,266,735	0.82
	Other		6,277,924	0.98

			11,544,659	1.80

	HEALTH SERVICES		10,877,897	1.69

	HEAVY CONSTRUCTION, EXCEPT BUILDING		96,506	0.02

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares Russell 3000 Index Fund	41,500	3,190,935	0.49
	Other		17,064,355	2.66

			20,255,290	3.15

	HOTELS AND OTHER LODGING PLACES		3,201,438	0.50

112 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	32,738	$2,436,362	0.38%
d	General Electric Co	451,076	15,922,983	2.48
	Hewlett-Packard Co	121,375	4,453,249	0.70
	International Business Machines Corp	67,334	5,517,348	0.86
	Other		18,076,266	2.81

			46,406,208	7.23

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	128,561	8,348,816	1.30
	Medtronic, Inc	52,251	2,426,536	0.38
	Other		15,769,905	2.45

			26,545,257	4.13

	INSURANCE AGENTS, BROKERS AND SERVICE		2,718,203	0.42

	INSURANCE CARRIERS
	American International Group, Inc	95,548	6,331,076	0.99
	UnitedHealth Group, Inc	58,184	2,862,653	0.44
	Other		20,520,960	3.20

			29,714,689	4.63

	JUSTICE, PUBLIC ORDER AND SAFETY		130,813	0.02

	LEATHER AND LEATHER PRODUCTS		814,559	0.13

	LEGAL SERVICES		62,627	0.01

	LOCAL AND INTERURBAN PASSENGER TRANSIT		110,905	0.02

	LUMBER AND WOOD PRODUCTS		202,518	0.03

	METAL MINING		2,251,452	0.35

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,304,018	0.20

	MISCELLANEOUS RETAIL		8,311,391	1.29

	MOTION PICTURES
	Time Warner, Inc	172,707	3,148,449	0.49
	Walt Disney Co	95,213	2,943,040	0.46
	Other		3,319,491	0.52

			9,410,980	1.47

	NONDEPOSITORY INSTITUTIONS
	American Express Co	47,023	2,637,050	0.41
	Other		8,741,684	1.36

			11,378,734	1.77

	NONMETALLIC MINERALS, EXCEPT FUELS		467,103	0.07

	OIL AND GAS EXTRACTION		10,853,815	1.69

	PAPER AND ALLIED PRODUCTS		3,368,573	0.52

	PERSONAL SERVICES		969,269	0.15

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 113

Equity Index Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

PETROLEUM AND COAL PRODUCTS
Chevron Corp	96,121	$6,234,408	0.97%
ConocoPhillips	71,500	4,256,395	0.67
Exxon Mobil Corp	262,458	17,610,932	2.74
Other		9,636,720	1.50

		37,738,455	5.88

PRIMARY METAL INDUSTRIES		5,995,628	0.93

PRINTING AND PUBLISHING		4,000,655	0.62

RAILROAD TRANSPORTATION		3,813,951	0.59

REAL ESTATE		831,932	0.13

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		952,295	0.15

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	16,554	2,800,440	0.44
Merrill Lynch & Co, Inc	39,891	3,120,274	0.49
Morgan Stanley	46,416	3,384,191	0.53
Other		9,925,534	1.54

		19,230,439	3.00

SOCIAL SERVICES		106,783	0.02

SPECIAL TRADE CONTRACTORS		313,912	0.05

STONE, CLAY, AND GLASS PRODUCTS		500,315	0.08

TEXTILE MILL PRODUCTS		34,821	0.01

TOBACCO PRODUCTS
Altria Group, Inc	90,388	6,919,201	1.08
Other		1,165,223	0.18

		8,084,424	1.26

TRANSPORTATION BY AIR		3,037,464	0.47

TRANSPORTATION EQUIPMENT
Boeing Co	34,574	2,726,160	0.43
United Technologies Corp	43,711	2,769,092	0.43
Other		10,902,395	1.70

		16,397,647	2.56

TRANSPORTATION SERVICES		1,151,106	0.18

TRUCKING AND WAREHOUSING		2,809,705	0.44

WATER TRANSPORTATION		416,573	0.07

WHOLESALE TRADE-DURABLE GOODS		2,294,872	0.36

WHOLESALE TRADE-NONDURABLE GOODS		5,077,111	0.79

TOTAL COMMON STOCKS	(Cost $478,224,425)	640,672,694	99.79

114 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$840,000	0.13%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $839,889)	840,000	0.13

	TOTAL PORTFOLIO	(Cost $479,064,314)	641,512,694	99.92
	OTHER ASSETS & LIABILITIES, NET		537,779	0.08

	NET ASSETS		$642,050,473	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

+	Notes have a rate of 4.750% and mature 10/02/06

d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $77,660.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 115

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$30,774	0.01%

	AMUSEMENT AND RECREATION SERVICES		24,920	0.01

	APPAREL AND ACCESSORY STORES		1,877,250	0.82

	APPAREL AND OTHER TEXTILE PRODUCTS		424,363	0.18

	AUTO REPAIR, SERVICES AND PARKING		48,640	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		159,787	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	44,800	1,624,896	0.71
	Other		929,827	0.40

			2,554,723	1.11

	BUSINESS SERVICES
	Automatic Data Processing, Inc	21,500	1,017,810	0.44
*	Google, Inc (Class A)	3,875	1,557,362	0.68
	Microsoft Corp	181,124	4,950,119	2.15
	Other		7,419,783	3.22

			14,945,074	6.49

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	42,648	2,070,987	0.90
*	Amgen, Inc	25,924	1,854,344	0.80
	Bristol-Myers Squibb Co	49,875	1,242,885	0.54
*	Genentech, Inc	12,691	1,049,546	0.46
	Merck & Co, Inc	57,242	2,398,440	1.04
	Procter & Gamble Co	70,169	4,349,075	1.89
	Other		10,234,174	4.44

			23,199,451	10.07

	COMMUNICATIONS
	AT&T, Inc	81,425	2,651,198	1.15
	BellSouth Corp	38,600	1,650,150	0.71
	Verizon Communications, Inc	67,431	2,503,713	1.09
	Other		5,110,151	2.22

			11,915,212	5.17

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	98,306	5,266,252	2.29
	US Bancorp	55,700	1,850,354	0.80
	Wachovia Corp	45,468	2,537,114	1.10
	Washington Mutual, Inc	32,343	1,405,950	0.61
	Wells Fargo & Co	83,818	3,032,535	1.32
	Other		9,988,468	4.33

			24,080,673	10.45

	EATING AND DRINKING PLACES
	McDonald’s Corp	42,574	1,665,495	0.72
	Other		1,358,756	0.59

			3,024,251	1.31

116 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EDUCATIONAL SERVICES		$2,345	0.00	%**

	ELECTRIC, GAS, AND SANITARY SERVICES		13,617,579	5.91

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Apple Computer, Inc	15,295	1,178,174	0.51
*	Cisco Systems, Inc	112,374	2,584,602	1.12
	Emerson Electric Co	18,400	1,543,024	0.67
	Intel Corp	117,336	2,413,602	1.05
	Motorola, Inc	52,200	1,305,000	0.57
	Qualcomm, Inc	35,424	1,287,662	0.56
	Texas Instruments, Inc	37,200	1,236,900	0.54
	Other		3,696,413	1.60

			15,245,377	6.62

	ENGINEERING AND MANAGEMENT SERVICES		1,774,283	0.77

	FABRICATED METAL PRODUCTS		1,469,898	0.64

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	44,000	2,871,440	1.25
	Other		4,111,485	1.78

			6,982,925	3.03

	FOOD STORES		760,856	0.33

	FORESTRY		385,055	0.17

	FURNITURE AND FIXTURES		1,130,680	0.49

	FURNITURE AND HOME FURNISHINGS STORES		245,670	0.11

	GENERAL BUILDING CONTRACTORS		949,343	0.41

	GENERAL MERCHANDISE STORES
	Target Corp	20,300	1,121,575	0.49
	Other		1,669,351	0.72

			2,790,926	1.21

	HEALTH SERVICES
*	WellPoint, Inc	19,149	1,475,430	0.64
	Other		2,142,300	0.93

			3,617,730	1.57

	HOLDING AND OTHER INVESTMENT OFFICES		6,518,465	2.83

	HOTELS AND OTHER LODGING PLACES		528,146	0.23

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	29,100	2,165,622	0.94
	Hewlett-Packard Co	57,388	2,105,566	0.91
	International Business Machines Corp	40,031	3,280,140	1.42
	Other		5,769,620	2.51

			13,320,948	5.78

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 117

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	76,839	$4,989,925	2.17%
Medtronic, Inc	29,800	1,383,912	0.60
Other		5,401,372	2.34

		11,775,209	5.11

INSURANCE AGENTS, BROKERS AND SERVICE
Hartford Financial Services Group, Inc	11,700	1,014,975	0.44
Other		213,711	0.09

		1,228,686	0.53

INSURANCE CARRIERS
Chubb Corp	19,800	1,028,808	0.45
Prudential Financial, Inc	20,500	1,563,125	0.68
St. Paul Travelers Cos, Inc	25,647	1,202,588	0.52
Other		6,931,802	3.01

		10,726,323	4.66

LEATHER AND LEATHER PRODUCTS		291,307	0.13

LUMBER AND WOOD PRODUCTS		4,830	0.00	**

METAL MINING		156,323	0.07

MISCELLANEOUS MANUFACTURING INDUSTRIES		388,063	0.17

MISCELLANEOUS RETAIL
Walgreen Co	24,300	1,078,677	0.47
Other		2,038,185	0.88

		3,116,862	1.35

MOTION PICTURES
Time Warner, Inc	147,029	2,680,339	1.16
Walt Disney Co	62,250	1,924,147	0.84
Other		224,066	0.10

		4,828,552	2.10

NONDEPOSITORY INSTITUTIONS
American Express Co	40,400	2,265,632	0.98
Freddie Mac	23,500	1,558,755	0.68
Other		3,594,866	1.56

		7,419,253	3.22

NONMETALLIC MINERALS, EXCEPT FUELS		307,212	0.13

OIL AND GAS EXTRACTION
Anadarko Petroleum Corp	24,600	1,078,218	0.47
Other		5,992,875	2.60

		7,071,093	3.07

PAPER AND ALLIED PRODUCTS		2,166,616	0.94

PERSONAL SERVICES		17,736	0.01

PETROLEUM AND COAL PRODUCTS
Apache Corp	16,294	1,029,781	0.45
Devon Energy Corp	17,986	1,135,816	0.49
Other		4,111,040	1.78

		6,276,637	2.72

118 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments September 30, 2006	concluded

COMPANY	SHARES	VALUE	% OF NET ASSETS

PRIMARY METAL INDUSTRIES		$3,053,410	1.33%

PRINTING AND PUBLISHING		1,955,649	0.85

RAILROAD TRANSPORTATION		1,337,180	0.58

REAL ESTATE		241,010	0.10

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		125,717	0.05

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	10,063	1,702,358	0.74
Merrill Lynch & Co, Inc	25,400	1,986,788	0.86
Other		3,620,332	1.57

		7,309,478	3.17

SPECIAL TRADE CONTRACTORS		64,747	0.03

STONE, CLAY, AND GLASS PRODUCTS		92,754	0.04

TRANSPORTATION BY AIR		1,505,022	0.65

TRANSPORTATION EQUIPMENT		2,108,339	0.92

TRANSPORTATION SERVICES		277,912	0.12

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)	18,229	1,311,394	0.57

		1,311,394	0.57

WATER TRANSPORTATION		57,644	0.03

WHOLESALE TRADE-DURABLE GOODS		990,371	0.43

WHOLESALE TRADE-NONDURABLE GOODS		2,046,285	0.89

TOTAL COMMON STOCKS	(Cost $199,126,636)	229,876,958	99.78

ISSUER	PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	$1,350,000	1,350,000	0.59

TOTAL SHORT-TERM INVESTMENTS	(Cost $1,349,822)	1,350,000	0.59

TOTAL PORTFOLIO	(Cost $200,476,458)	231,226,958	100.37
OTHER ASSETS & LIABILITIES, NET		(855,626)	(0.37)

NET ASSETS		$230,371,332	100.00%

*	Non-income producing

**	Percentage represents less than 0.01%

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 119

Real Estate Securities Fund |	Summary portfolio of investments September 30, 2006

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES
*	Sunterra Corp	430,673	$4,879,525	0.81%

			4,879,525	0.81

	HOLDING AND OTHER INVESTMENT OFFICES
	Acadia Realty Trust	283,490	7,228,995	1.20
	American Campus Communities, Inc	66,300	1,691,313	0.28
	American Financial Realty Trust	150,000	1,674,000	0.28
	Archstone-Smith Trust	591,700	32,212,148	5.33
	AvalonBay Communities, Inc	233,900	28,161,560	4.66
	BRE Properties, Inc (Class A)	234,877	14,029,203	2.32
	BioMed Realty Trust, Inc	302,500	9,177,850	1.52
	Boston Properties, Inc	349,000	36,065,660	5.96
g,v	CBRE Realty Finance, Inc	250,000	3,750,000	0.62
	Cogdell Spencer, Inc	360,000	7,470,000	1.24
	Corporate Office Properties Trust	402,100	17,997,996	2.98
	Crescent Real Estate Equities Co	161,832	3,529,556	0.58
g,v	Crystal River Capital, Inc	105,000	2,402,400	0.40
g,v*	Deerfield Triarc Capital Corp	175,000	2,294,250	0.38
	Digital Realty Trust, Inc	85,000	2,662,200	0.44
	EastGroup Properties, Inc	278,547	13,888,353	2.30
	Equity Lifestyle Properties, Inc	66,700	3,048,857	0.50
	Equity Office Properties Trust	582,600	23,164,176	3.83
	Equity Residential	348,800	17,642,304	2.92
	Essex Property Trust, Inc	61,900	7,514,660	1.24
	Extra Space Storage, Inc	234,508	4,059,333	0.67
	Federal Realty Investment Trust	274,500	20,395,350	3.37
	Feldman Mall Properties, Inc	284,933	3,142,811	0.52
g,v*	GSC Capital Corp	140,000	3,220,000	0.53
	General Growth Properties, Inc	292,900	13,956,685	2.31
	Highwoods Properties, Inc	155,400	5,782,434	0.96
	Host Marriott Corp	945,392	21,677,839	3.59
	Kilroy Realty Corp	207,700	15,648,118	2.59
	Kimco Realty Corp	390,000	16,719,300	2.76
	LaSalle Hotel Properties	89,000	3,857,260	0.64
	Macerich Co	280,500	21,418,980	3.54
	Mills Corp	106,600	1,781,286	0.29
	Mission West Properties, Inc	792,123	9,038,123	1.49
	Monmouth REIT (Class A)	205,159	1,641,272	0.27
g,v*	People’s Choice Financial Corp	220,000	2,024,000	0.33
	Prologis	476,000	27,160,560	4.49
	Public Storage, Inc	195,400	16,802,446	2.78
	Regency Centers Corp	289,400	19,899,144	3.29
	SL Green Realty Corp	173,600	19,391,120	3.21
	Simon Property Group, Inc	491,900	44,575,978	7.37
	Strategic Hotel Capital, Inc	219,000	4,353,720	0.72
	Taubman Centers, Inc	408,800	18,158,896	3.00
	U-Store-It Trust	105,400	2,261,884	0.37
	Vornado Realty Trust	275,000	29,975,000	4.96
	Other		785,720	0.13

			563,332,740	93.16

120 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Real Estate Securities Fund |	Summary portfolio of investments September 30, 2006	concluded

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	119,000	$6,805,610	1.13%
*	Orient-Express Hotels Ltd	107,600	4,022,088	0.66

			10,827,698	1.79

	REAL ESTATE
g,v	Asset Capital Corp, Inc	310,000	2,424,200	0.40
*	Brookfield Properties Corp	486,800	17,193,776	2.84
*	MI Developments Inc	36,650	1,335,894	0.22

			20,953,870	3.46

	TOTAL COMMON STOCKS	(Cost $514,551,586)	599,993,833	99.22

	TOTAL PORTFOLIO	(Cost $514,551,586)	599,993,833	99.22
	OTHER ASSETS & LIABILITIES, NET		4,688,622	0.78

	NET ASSETS		$604,682,455	100.00%

*	Non-income producing

[g]	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transaction exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $16,114,850 or 2.67% of net assets.

[v]	Securities at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 121

Managed Allocation Fund II |	Summary portfolio of investments September 30, 2006

COMPANY	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS – INSTITUTIONAL CLASS
TIAA-CREF Institutional Bond Plus Fund II	656,877	$6,634,455	37.05%
TIAA-CREF Institutional High-Yield Fund II	45,237	448,747	2.51
TIAA-CREF Institutional International Equity Fund	172,989	2,326,707	12.99
TIAA-CREF Institutional Large-Cap Value Fund	239,090	3,760,880	21.00
TIAA-CREF Institutional Large-Cap Growth Fund	385,384	3,730,520	20.83
TIAA-CREF Institutional Money Market Fund	72	72	0.00	*
TIAA-CREF Institutional Real Estate Securities Fund	2,860	43,871	0.24
TIAA-CREF Institutional Short-Term Bond Fund II	26,767	268,742	1.50
TIAA-CREF Institutional Small-Cap Equity Fund	43,631	694,167	3.88

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $17,405,993)	17,908,161	100.00

TOTAL PORTFOLIO	(Cost $17,405,993)	17,908,161	100.00
OTHER ASSETS & LIABILITIES, NET		62	0.00	*

NET ASSETS		$17,908,223	100.00%

*	Percentage represents less than 0.01%.

122 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS

	CORPORATE BONDS

	AMUSEMENT AND RECREATION SERVICES				$247,479	0.01%

	ASSET BACKED
	Household Credit Card Master Note Trust I
	Series 2006-1 (Class A)	5.100%, 06/15/12	Aaa	$10,000,000	10,054,575	0.59
i	Residential Asset Mortgage Products, Inc
	Series 2004-RS11 (Class M1)	5.950%, 11/25/34	Aa1	8,000,000	8,051,952	0.47
v	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI4 (Class A3)	5.440%, 09/25/36	Aaa	10,000,000	9,996,875	0.58
	Other				50,598,373	2.96

					78,701,775	4.60

	BUILDING MATERIALS AND GARDEN SUPPLIES				4,730,319	0.28

	CHEMICALS AND ALLIED PRODUCTS				10,801,082	0.63

	COMMUNICATIONS				38,659,611	2.26

	DEPOSITORY INSTITUTIONS				55,360,425	3.23

	ELECTRIC, GAS, AND SANITARY SERVICES				29,968,371	1.75

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				5,766,663	0.34

	FABRICATED METAL PRODUCTS				2,763,578	0.16

	FOOD AND KINDRED PRODUCTS				9,295,532	0.54

	FOOD STORES				2,714,382	0.16

	FURNITURE AND FIXTURES				821,878	0.05

	GENERAL BUILDING CONTRACTORS				3,635,190	0.21

	GENERAL MERCHANDISE STORES				8,579,632	0.50

	HEALTH SERVICES				990,954	0.06

	HOLDING AND OTHER INVESTMENT OFFICES				5,469,888	0.32

	INDUSTRIAL MACHINERY AND EQUIPMENT				4,066,872	0.24

	INSTRUMENTS AND RELATED PRODUCTS				1,944,140	0.11

	INSURANCE CARRIERS				13,828,223	0.81

	METAL MINING				2,068,544	0.12

	MISCELLANEOUS MANUFACTURING INDUSTRIES				1,980,485	0.12

	MISCELLANEOUS RETAIL				511,229	0.03

	MOTION PICTURES				7,665,458	0.45

	NONDEPOSITORY INSTITUTIONS
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	10,250,000	10,646,875	0.62
	Other				38,696,960	2.26

					49,343,835	2.88

	OIL AND GAS EXTRACTION				15,664,450	0.91

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 123

Bond Fund |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	OTHER MORTGAGE BACKED SECURITIES
d,i	LB-UBS Commercial Mortgage Trust
	Series 2004-C7 (Class A6)	4.786%, 10/15/29	Aaa	$10,000,000	$9,668,780	0.57%
	Washington Mutual, Inc
	Series 2003-S10 (Class A1)	4.500%, 10/25/18	NR	9,796,524	9,479,068	0.55
	Other				100,399,914	5.86

					119,547,762	6.98

	PAPER AND ALLIED PRODUCTS				2,656,324	0.15

	PETROLEUM AND COAL PRODUCTS				1,615,421	0.09

	PIPELINES, EXCEPT NATURAL GAS				5,514,099	0.32

	PRIMARY METAL INDUSTRIES				2,082,607	0.12

	RAILROAD TRANSPORTATION				4,586,947	0.27

	SECURITY AND COMMODITY BROKERS				30,165,616	1.76

	STONE, CLAY, AND GLASS PRODUCTS				275,678	0.02

	TRANSPORTATION BY AIR				1,506,674	0.09

	TRANSPORTATION EQUIPMENT				15,936,998	0.93

	WHOLESALE TRADE-NONDURABLE GOODS				2,678,375	0.16

		TOTAL CORPORATE BONDS (Cost $542,283,691)			542,146,496	31.66

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Home Loan Mortgage Corp
	(FHLMC) 3.500–8.250%, 08/17/07–06/27/16		Aaa	31,315,000	31,820,685	1.86
	FHLMC	3.750%, 04/15/07	Aaa	12,105,000	12,006,901	0.70
	FHLMC	4.375%, 11/16/07	Aaa	13,000,000	12,892,645	0.75
	FHLMC	4.625%, 06/01/07	Aaa	23,530,000	23,432,421	1.37
	FHLMC	4.625%, 02/21/08	Aaa	18,000,000	17,899,231	1.04
i	FHLMC	4.830%, 11/28/07	Aaa	15,000,000	15,000,525	0.88
	FHLMC	5.875%, 03/21/11	Aa2	20,248,000	20,910,174	1.22
	FHLMC	6.250%, 03/05/12	Aa2	25,000,000	25,092,460	1.47
	FHLMC	7.000%, 03/15/10	Aaa	17,100,000	18,231,693	1.06
	Federal National Mortgage Association
	(FNMA) 3.375–6.625%, 05/15/07–08/06/38		Aaa	39,725,000	40,214,489	2.35
	FNMA	3.660%, 02/25/09	Aaa	10,000,000	9,699,956	0.57
	FNMA	5.250%, 08/01/12	Aaa	10,000,000	10,070,107	0.59
	FNMA	4.125%, 06/16/08	Aaa	9,000,000	8,863,733	0.52
	FNMA	5.000%, 09/15/08	Aaa	10,000,000	10,011,807	0.58
h	FNMA	5.000%, 10/25/36	NR	13,000,000	12,492,194	0.73
	FNMA	7.125%, 06/15/10	Aaa	38,750,000	41,640,421	2.43
	Other				29,214,746	1.71

					339,494,188	19.83

	FOREIGN GOVERNMENT BONDS				49,858,129	2.91

124 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Fund |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold
	(FGLMC) 4.500–8.000%, 01/01/16–05/01/36		$69,135,998	$68,361,878	3.99%
	FGLMC	4.500%, 04/01/35	8,092,747	7,580,501	0.44
	FGLMC	5.000%, 01/01/34	10,221,214	9,863,482	0.58
	FGLMC	5.500%, 12/01/33	12,172,712	12,046,724	0.70
	FGLMC	4.500%, 05/01/19	8,048,402	7,765,059	0.45
	FGLMC	4.500%, 06/01/21	14,851,281	14,312,135	0.84
	Federal National Mortgage Association (FNMA)	4.500%, 06/01/13–04/01/36	152,742,582	150,145,740	8.77
	FNMA	5.000%, 11/01/33	8,407,048	8,106,816	0.47
h	FNMA	5.500%, 10/25/36	32,000,000	31,520,000	1.84
h	FNMA	6.000%, 10/25/36	40,000,000	40,175,000	2.35
	FNMA	4.810%, 03/01/16	13,322,847	13,111,990	0.76
	FNMA	5.000%, 03/01/25	8,788,151	8,531,230	0.50
	FNMA	5.000%, 05/01/36	8,673,402	8,297,736	0.48
	FNMA	5.000%, 10/01/25	18,998,001	18,442,595	1.08
	FNMA	5.500%, 09/01/34	13,333,663	13,161,620	0.77
	FNMA	6.000%, 02/01/34	8,867,023	8,927,399	0.52
	FNMA	6.000%, 03/01/36	10,105,481	10,152,087	0.59
d	FNMA	6.000%, 06/01/36	10,055,430	10,101,806	0.59
	FNMA	5.000%, 02/25/35	16,813,858	16,540,852	0.97
	FNMA	5.500%, 11/01/35	9,481,645	9,345,954	0.55
	FNMA	6.000%, 03/01/36	8,894,986	8,897,210	0.52
	Government National Mortgage Association (GNMA)	5.000%, 03/20/35	12,871,371	12,451,791	0.73
	GNMA	5.500%, 05/20/35	12,959,209	12,833,570	0.75
	Other			31,327,224	1.83

				532,000,399	31.07

	MUNICIPAL BONDS			981,910	0.06

	U.S. TREASURY SECURITIES
	United States Treasury Bond	4.500%, 02/15/36	18,470,000	17,708,112	1.03
	United States Treasury Note	4.875%, 07/31/11	11,920,000	12,060,657	0.70
	United States Treasury Note	5.000%, 07/31/08	23,315,000	23,424,115	1.37
	United States Treasury Note	5.125%, 06/30/08	8,000,000	8,051,200	0.47
	United States Treasury Note	8.000%, 11/15/21	89,516,000	119,791,205	7.00
	Other			25,465,483	1.49

				206,500,772	12.06

	TOTAL GOVERNMENT BONDS		(Cost $1,136,016,406)	1,128,835,398	65.93

	TOTAL BONDS		(Cost $1,678,300,097)	1,670,981,894	97.59

	PREFERRED STOCKS
	DEPOSITORY INSTITUTIONS			1,122,880	0.07

	TOTAL PREFERRED STOCKS		(Cost $1,100,000)	1,122,880	0.07

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 125

Bond Fund |	Summary portfolio of investments September 30, 2006	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	COMMERCIAL PAPER			$37,364,229	2.18%

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$19,410,000	19,410,000	1.14
	FHLB	5.115%, 10/11/06	15,450,000	15,430,456	0.90
	Federal Home Loan Mortgage Corp (FHLMC)	5.130%, 10/17/06	16,306,000	16,271,627	0.95
d	FHLMC	5.150%, 10/03/06	22,650,000	22,646,806	1.32

				73,758,889	4.31

	TOTAL SHORT-TERM INVESTMENTS		(Cost $111,107,027)	111,123,118	6.49

	TOTAL PORTFOLIO		(Cost $1,790,507,124)	1,783,227,892	104.15
	OTHER ASSETS & LIABILITIES, NET			(71,078,639)	(4.15)

	NET ASSETS			$1,712,149,253	100.00%

†	As provided by Moody’s Investors Service (unaudited).

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

h	These securities were purchased on a delayed delivery basis.

i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

v	Security valued at fair value.

ABBREVIATION:

NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

126 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	BONDS

	CORPORATE BONDS

	AMUSEMENT AND RECREATION SERVICES				$49,496	0.08%

	ASSET BACKED
i	CIT Group Home Equity Loan Trust
	Series 2002-2 (Class MF2)	6.390%, 12/25/30	A3	$460,892	461,110	0.74
	Household Automotive Trust
	Series 2006-2 (Class A3)	5.610%, 08/17/11	Aaa	500,000	505,496	0.81
g	Marriott Vacation Club Owner Trust
	Series 2006-1A (Class A)	5.737%, 04/20/28	Aaa	422,463	428,295	0.69
g,v	New York City Tax Lien
	Series 2006-AA (Class A)	5.930%, 07/01/36	Aaa	500,000	499,947	0.80
i,v	Renaissance Home Equity Loan Trust
	Series 2006-3 (Class AF3)	5.586%, 11/25/36	Aaa	500,000	501,719	0.80
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	1,000,000	1,007,012	1.61
i	Saxon Asset Securities Trust
	Series 2002-2 (Class AF6)	5.620%, 11/25/30	Aaa	500,000	498,154	0.80
g,v	Sierra Receivables Funding Co
	Series 2006-1A (Class A1)	5.840%, 05/20/18	Aaa	425,498	430,937	0.69
	Other				180,531	0.29

					4,513,201	7.23

	BUILDING MATERIALS AND GARDEN SUPPLIES				176,375	0.28

	CHEMICALS AND ALLIED PRODUCTS				272,675	0.44

	COMMUNICATIONS
	Verizon New Jersey, Inc	5.875%, 01/17/12	A3	200,000	201,728	0.32
	Other				1,018,812	1.63

					1,220,540	1.95

	DEPOSITORY INSTITUTIONS
	Citigroup, Inc	5.125%, 05/05/14	Aa1	250,000	246,950	0.39
	Wells Fargo & Co	5.300%, 08/26/11	Aa1	1,000,000	1,005,739	1.61
	Other				1,460,594	2.34

					2,713,283	4.34

	ELECTRIC, GAS, AND SANITARY SERVICES
	Northern States Power Co	6.250%, 06/01/36	A2	200,000	212,298	0.34
	Other				1,117,449	1.79

					1,329,747	2.13

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				125,640	0.20

	FABRICATED METAL PRODUCTS				48,122	0.08

	FOOD AND KINDRED PRODUCTS				277,338	0.44

	FOOD STORES				100,990	0.16

	GENERAL BUILDING CONTRACTORS				169,552	0.27

	GENERAL MERCHANDISE STORES				224,130	0.36

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 127

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	HOLDING AND OTHER INVESTMENT OFFICES				$174,486	0.28%

	INSTRUMENTS AND RELATED PRODUCTS				70,615	0.11

	INSURANCE CARRIERS				469,675	0.75

	METAL MINING				47,431	0.08

	MISCELLANEOUS RETAIL				51,123	0.08

	MOTION PICTURES				378,274	0.61

	NONDEPOSITORY INSTITUTIONS
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	$500,000	519,360	0.83
	HSBC Finance Corp	5.700%, 06/01/11	Aa3	500,000	508,855	0.82
	SLM Corp	4.000%, 01/15/10	A2	250,000	240,912	0.39
	Other				1,170,327	1.87

					2,439,454	3.91

	OIL AND GAS EXTRACTION				546,426	0.87

	OTHER MORTGAGE BACKED SECURITIES
i	Bear Stearns Commercial Mortgage Securities
	Series 2006-T22 (Class A4)	5.634%, 04/12/38	Aaa	1,150,000	1,169,950	1.87
	Citicorp Mortgage Securities, Inc
	Series 2005-4 (Class 1A7)	5.500%, 07/25/35	Aa1	300,000	290,763	0.47
	Countrywide Alternative Loan Trust
	Series 2005-42CB (Class A12)	5.500%, 10/25/35	Aa1	400,000	384,757	0.62
	Residential Accredit Loans, Inc
	Series 2005-QS6 (Class A7)	5.750%, 05/25/35	Aa1	250,000	245,754	0.39
	Residential Accredit Loans, Inc
	Series 2005-QS7 (Class A6)	5.500%, 06/25/35	Aa1	250,000	242,485	0.39
	Other				1,238,989	1.98

					3,572,698	5.72

	PETROLEUM AND COAL PRODUCTS				105,151	0.17

	PIPELINES, EXCEPT NATURAL GAS				269,399	0.43

	PRIMARY METAL INDUSTRIES				96,972	0.16

	RAILROAD TRANSPORTATION				179,942	0.29

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				24,964	0.04

	SECURITY AND COMMODITY BROKERS				879,339	1.41

	STONE, CLAY, AND GLASS PRODUCTS				24,614	0.04

	TRANSPORTATION BY AIR				50,222	0.08

	TRANSPORTATION EQUIPMENT				342,530	0.55

	TOTAL CORPORATE BONDS		(Cost $20,659,662)		20,944,404	33.54

128 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	5.375%, 07/18/11	Aaa	$500,000	$510,289	0.82%
	Federal Home Loan Bank (FHLB)	5.375%, 08/19/11	Aaa	2,000,000	2,039,553	3.27
	Federal Home Loan Mortgage Corp (FHLMC)	5.125%, 10/24/07	Aaa	5,000,000	4,997,518	8.00
	FHLMC	5.250%, 07/18/11	Aaa	250,000	253,568	0.41
	FHLMC	5.750%, 06/27/16	Aa2	200,000	208,318	0.33
	Federal National Mortgage Association (FNMA)	7.125%, 06/15/10	Aaa	1,000,000	1,074,591	1.72
d	FNMA	5.250%, 09/15/16	Aaa	1,150,000	1,172,387	1.88
g	Private Export Funding Corp	7.170%, 05/15/07	Aaa	250,000	252,814	0.40
	Private Export Funding Corp	4.550%, 05/15/15	Aaa	250,000	240,919	0.38

					10,749,957	17.21

	FOREIGN GOVERNMENT BONDS
	Province of Quebec Canada	5.750%, 02/15/09	Aa3	1,500,000	1,524,857	2.44
	Other				1,088,050	1.74

					2,612,907	4.18

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp (FHLMC)	4.000%, 09/15/19		1,500,000	1,366,206	2.19
	FHLMC	4.500%, 09/01/20		901,347	868,626	1.39
	FHLMC	5.000%, 10/01/20		878,550	863,343	1.38
d	FHLMC	5.500%, 10/01/20		1,883,140	1,882,796	3.02
	FHLMC	6.500%, 05/01/36		199,304	203,027	0.33
	Federal National Mortgage Association (FNMA)	5.000%, 07/01/33		582,847	562,033	0.90
	FNMA	5.500%, 07/01/33		3,688,948	3,644,604	5.84
	FNMA	5.000%, 10/01/35		3,741,629	3,597,641	5.76
	FNMA	7.000%, 01/01/36		280,057	286,288	0.46
	FNMA	6.500%, 04/01/36		250,612	255,214	0.41
	FNMA	6.000%, 04/01/36		3,392,619	3,408,267	5.46
	FNMA	6.500%, 04/01/36		935,024	952,194	1.52
	Government National Mortgage Association (GNMA)	5.000%, 02/15/33		330,855	322,075	0.51

					18,212,314	29.17

	U.S. TREASURY SECURITIES
	United States Treasury Bond	8.000%, 11/15/21		800,000	1,070,568	1.71
	United States Treasury Bond	4.500%, 02/15/36		900,000	862,875	1.38
k	United States Treasury Inflation Indexed Bonds	3.375%, 01/15/07		642,153	636,721	1.02
	United States Treasury Note	4.875%, 07/31/11		3,140,000	3,177,052	5.09
	United States Treasury Note	4.625%, 08/31/11		995,000	996,264	1.60
	United States Treasury Note	4.875%, 08/15/16		806,000	821,362	1.32
	Other				100,307	0.16

					7,665,149	12.28

	TOTAL GOVERNMENT BONDS		(Cost $38,795,055)		39,240,327	62.84

	TOTAL BONDS		(Cost $59,454,717)		60,184,731	96.38

	PREFERRED STOCKS
	DEPOSITORY INSTITUTIONS				102,080	0.16

	TOTAL PREFERRED STOCKS		(Cost $100,000)		102,080	0.16

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 129

Bond Plus Fund II |	Summary portfolio of investments September 30, 2006	concluded

ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$1,430,000	$1,430,000	2.29%

TOTAL SHORT-TERM INVESTMENTS		(Cost $1,429,811)	1,430,000	2.29

TOTAL PORTFOLIO		(Cost $60,984,528)	61,716,811	98.83
OTHER ASSETS & LIABILITIES, NET			730,342	1.17

NET ASSETS			$62,447,153	100.00%

†	As provided by Moody’s Investors Service (unaudited).

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $1,611,993 or 2.58% of net assets.

i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

130 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	CORPORATE BONDS

	ASSET BACKED
	AmeriCredit Automobile Receivables Trust
	Series 2006-AF (Class A4)	5.640%, 09/06/13	Aaa	$1,000,000	$1,016,063	1.62%
	Centex Home Equity
	Series 2002-A (Class AF6)	5.540%, 01/25/32	Aaa	338,680	337,500	0.54
i	CIT Group Home Equity Loan Trust
	Series 2002-2 (Class MF2)	6.390%, 12/25/30	A3	460,892	461,110	0.73
i	Citicorp Mortgage Securities, Inc
	Series 2006-1 (Class A3)	5.706%, 07/25/36	Aaa	3,000,000	3,013,800	4.81
	Household Automotive Trust
	Series 2006-2 (Class A3)	5.610%, 08/17/11	Aaa	500,000	505,495	0.81
g	Marriott Vacation Club Owner Trust
	Series 2006-1A (Class A)	5.737%, 04/20/28	Aaa	844,927	856,589	1.37
g,v	New York City Tax Lien
	Series 2006-AA (Class A)	5.930%, 07/01/36	Aaa	500,000	499,947	0.80
i,v	Renaissance Home Equity Loan Trust
	Series 2006-3 (Class AF3)	5.586%, 11/25/36	Aaa	500,000	501,719	0.80
	Residential Asset Securitization Trust
	Series 2006-A6 (Class 2A6)	6.000%, 07/25/36	Aaa	969,309	974,570	1.55
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	1,000,000	1,007,012	1.61
	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI3 (Class A2)	5.950%, 02/25/36	Aaa	1,000,000	1,006,377	1.60
g,v	Sierra Receivables Funding Co
	Series 2006-1A (Class A1)	5.840%, 05/20/18	Aaa	425,498	430,937	0.69
	Other				180,531	0.29

					10,791,650	17.22

	CHEMICALS AND ALLIED PRODUCTS
	Eli Lilly & Co	2.900%, 03/15/08	Aa3	250,000	241,866	0.39
	Other				150,387	0.24

					392,253	0.63

	COMMUNICATIONS				311,881	0.50

	DEPOSITORY INSTITUTIONS
	Bank One NA	3.700%, 01/15/08	Aa2	250,000	245,369	0.39
	Citigroup, Inc	5.100%, 09/29/11	Aa1	600,000	598,561	0.96
	M&I Marshall & Ilsley Bank	4.400%, 03/15/10	Aa3	250,000	243,935	0.39
	Washington Mutual, Inc	5.500%, 08/24/11	A3	250,000	251,209	0.40
	Wells Fargo & Co	5.300%, 08/26/11	Aa1	1,150,000	1,156,600	1.85
	Other				717,014	1.14

					3,212,688	5.13

	EATING AND DRINKING PLACES				125,809	0.20

	ELECTRIC, GAS, AND SANITARY SERVICES
	Duke Energy Corp	3.750%, 03/05/08	A2	475,000	464,926	0.74
	Ohio Power Co	5.300%, 11/01/10	A3	250,000	249,365	0.40
	Other				519,068	0.83

					1,233,359	1.97

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 131

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				$125,601	0.20%

	FABRICATED METAL PRODUCTS				122,544	0.19

	FOOD AND KINDRED PRODUCTS				367,432	0.59

	FOOD STORES				250,148	0.40

	GENERAL MERCHANDISE STORES
	May Department Stores Co	3.950%, 07/15/07	Baa1	$250,000	246,651	0.39
	Other				367,047	0.59

					613,698	0.98

	HOLDING AND OTHER INVESTMENT OFFICES				125,712	0.20

	INDUSTRIAL MACHINERY AND EQUIPMENT				48,861	0.08

	INSURANCE CARRIERS
	UnitedHealth Group, Inc	5.250%, 03/15/11	A2	350,000	348,961	0.55
	Other				123,403	0.20

					472,364	0.75

	MOTION PICTURES				101,854	0.16

	NONDEPOSITORY INSTITUTIONS
g	American Honda Finance Corp	5.125%, 12/15/10	A1	250,000	249,399	0.40
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	500,000	519,360	0.83
	HSBC Finance Corp	5.250%, 01/14/11	Aa3	250,000	249,932	0.40
	HSBC Finance Corp	5.700%, 06/01/11	Aa3	500,000	508,855	0.81
	Other				1,271,353	2.03

					2,798,899	4.47

	OIL AND GAS EXTRACTION				220,759	0.35

	OTHER MORTGAGE BACKED SECURITIES
	Banc of America Mortgage Securities
	Series 2006-1 (Class A8)	6.000%, 05/01/36	Aaa	261,534	262,544	0.42
i	Saxon Asset Securities Trust
	Series 2002-2 (Class AF6)	5.620%, 11/25/30	Aaa	500,000	498,154	0.79
	Other				198,168	0.32

					958,866	1.53

	PIPELINES, EXCEPT NATURAL GAS
	Enterprise Products Operating Lp	4.000%, 10/15/07	Baa3	250,000	246,382	0.39
	Other				368,521	0.59

					614,903	0.98

	SECURITY AND COMMODITY BROKERS
	Merrill Lynch & Co, Inc	4.125%, 09/10/09	Aa3	250,000	242,965	0.39
	Other				329,440	0.52

					572,405	0.91

	TRANSPORTATION BY AIR				100,445	0.16

132 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	TRANSPORTATION EQUIPMENT
	General Dynamics Corp	3.000%, 05/15/08	A2	$250,000	$241,353	0.38%
	Other				99,720	0.16

					341,073	0.54

	TOTAL CORPORATE BONDS		(Cost $23,747,525)		23,903,204	38.14

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	5.375%, 07/18/11	Aaa	1,000,000	1,020,578	1.63
	Federal Home Loan Bank (FHLB)	5.375%, 08/19/11	Aaa	1,000,000	1,019,776	1.63
d	Federal Home Loan Mortgage Corp (FHLMC)	5.125%, 10/24/07	Aaa	5,000,000	4,997,518	7.97
	FHLMC	5.250%, 07/18/11	Aaa	900,000	912,845	1.46
	Federal National Mortgage Association (FNMA)	7.125%, 06/15/10	Aaa	3,000,000	3,223,774	5.14
	FNMA	5.800%, 06/07/11	Aaa	250,000	250,683	0.40
	FNMA	6.000%, 05/15/11	Aaa	2,000,000	2,089,168	3.33
	Private Export Funding Corp	7.200%, 01/15/10	Aaa	1,000,000	1,066,116	1.70
	Other				405,332	0.65

					14,985,790	23.91

	FOREIGN GOVERNMENT BONDS
	International Finance Corp	5.125%, 05/02/11	Aaa	500,000	505,674	0.81
	Kreditanstalt fuer Wiederaufbau	5.250%, 05/19/09	Aaa	300,000	302,859	0.48
	Other				101,401	0.16

					909,934	1.45

	MUNICIPAL BONDS
	Grand Prairie Sports Facilities	7.130%, 09/15/18	Aaa	500,000	508,465	0.81

					508,465	0.81

	U.S. TREASURY SECURITIES
	United States Treasury Note	4.625%, 08/31/11		302,000	302,384	0.48
	United States Treasury Note	4.500%, 09/30/11		1,000,000	996,172	1.59
	United States Treasury Note	4.625%, 03/31/08		13,000,000	12,969,580	20.69
	United States Treasury Note	4.875%, 07/31/11		3,530,000	3,571,654	5.70
	United States Treasury Note	4.875%, 08/15/09		1,000,000	1,006,800	1.61
	United States Treasury Note	5.000%, 07/31/08		275,000	276,287	0.44
	United States Treasury Note	5.125%, 06/30/08		1,000,000	1,006,400	1.61
	Other				125,181	0.20

					20,254,458	32.32

	TOTAL GOVERNMENT BONDS		(Cost $36,481,278)		36,658,647	58.49

	TOTAL BONDS		(Cost $60,228,803)		60,561,851	96.63

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 133

Short-Term Bond Fund II |	Summary portfolio of investments September 30, 2006	concluded

ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06	$2,090,000	$2,090,000	3.34%

TOTAL SHORT-TERM INVESTMENTS		(Cost $2,089,724)	2,090,000	3.34

TOTAL PORTFOLIO		(Cost $62,318,527)	62,651,851	99.97
OTHER ASSETS & LIABILITIES, NET			19,308	0.03

NET ASSETS			$62,671,159	100.00%

†	As provide by Moody’s Investors Service (unaudited)

[d]	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

[g]	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $2,036,872 or 3.25% of net assets.

[i]	Floating rate or variable rate securities reflect the rate at September 30, 2006.

[v]	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

134 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Fund II |	Summary portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	CORPORATE BONDS

	AGRICULTURAL PRODUCTION-CROPS				$137,828	0.22%

	AGRICULTURAL PRODUCTION-LIVESTOCK				136,500	0.22

	AGRICULTURAL SERVICES				258,125	0.41

	AMUSEMENT AND RECREATION SERVICES
g	Pokagon Gaming Authority	10.375%, 06/15/14	B3	$383,000	408,374	0.65
	Speedway Motorsports, Inc	6.750%, 06/01/13	Ba2	500,000	495,000	0.79
	Other				244,063	0.38

					1,147,437	1.82

	APPAREL AND OTHER TEXTILE PRODUCTS
	Broder Brothers	11.250%, 10/15/10	B2	700,000	682,500	1.08

					682,500	1.08

	AUTO REPAIR, SERVICES AND PARKING
g	Hertz Corp	10.500%, 01/01/16	B2	445,000	489,500	0.78
	Keystone Automotive Operations, Inc	9.750%, 11/01/13	Caa1	775,000	728,500	1.16
	Other				348,025	0.55

					1,566,025	2.49

	AUTOMOTIVE DEALERS AND SERVICE STATIONS				744,376	1.18

	BUSINESS SERVICES
	Advanstar Communications, Inc	10.750%, 08/15/10	B1	500,000	538,750	0.86
	Iron Mountain, Inc	8.625%, 04/01/13	B3	500,000	511,250	0.81
	Other				1,261,365	2.01

					2,311,365	3.68

	CHEMICALS AND ALLIED PRODUCTS
	BCP Crystal US Holdings Corp	9.625%, 06/15/14	B3	500,000	542,500	0.86
g	Reichhold Industries, Inc	9.000%, 08/15/14	B2	420,000	413,700	0.66
	Other				2,140,175	3.40

					3,096,375	4.92

	COAL MINING
	Arch Western Finance LLC	6.750%, 07/01/13	B1	500,000	480,000	0.76
	Other				251,250	0.40

					731,250	1.16

	COMMUNICATIONS
	Allbritton Communications Co	7.750%, 12/15/12	B1	750,000	755,625	1.20
	American Cellular Corp	10.000%, 08/01/11	B3	500,000	523,750	0.83
	Citizens Communications Co	9.000%, 08/15/31	Ba2	550,000	589,875	0.94
	Echostar DBS Corp	6.375%, 10/01/11	Ba3	550,000	535,562	0.85
g	Intelsat Bermuda Ltd	11.250%, 06/15/16	Caa1	1,090,000	1,158,125	1.84
	Qwest Communications International, Inc	7.250%, 02/15/11	B2	850,000	850,000	1.35
	Qwest Corp	8.875%, 03/15/12	Ba2	400,000	436,500	0.70
	Other				3,894,474	6.19

					8,743,911	13.90

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 135

High-Yield Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	AES Corp	9.375%, 09/15/10	B1	$500,000	$540,000	0.86%
	Allied Waste North America, Inc	6.375%, 04/15/11	B2	500,000	487,500	0.77
g	El Paso Performance-Linked Trust	7.750%, 07/15/11	B2	560,000	575,400	0.91
	Midwest Generation LLC	8.300%, 07/02/09	Ba2	495,877	505,795	0.80
	Mirant North America LLC	7.375%, 12/31/13	B2	500,000	500,625	0.80
	NRG Energy, Inc	7.375%, 02/01/16	B1	500,000	496,875	0.79
	Sierra Pacific Resources	8.625%, 03/15/14	B1	500,000	539,858	0.86
	Other				2,747,885	4.37

					6,393,938	10.16

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				487,475	0.77

	FABRICATED METAL PRODUCTS				505,000	0.80

	FOOD AND KINDRED PRODUCTS				474,849	0.75

	FOOD STORES
	Stater Brothers Holdings	8.125%, 06/15/12	B1	875,000	879,375	1.40
	Other				268,322	0.42

					1,147,697	1.82

	FURNITURE AND HOME FURNISHINGS STORES
	GSC Holdings Corp	8.000%, 10/01/12	B1	600,000	618,000	0.98

					618,000	0.98

	GENERAL BUILDING CONTRACTORS				495,000	0.79

	HEALTH SERVICES				1,237,562	1.97

	HOLDING AND OTHER INVESTMENT OFFICES
	Sungard Data Systems, Inc	9.125%, 08/15/13	Caa1	500,000	517,500	0.82
	Sungard Data Systems, Inc	10.250%, 08/15/15	Caa1	550,000	566,500	0.90

					1,084,000	1.72

	HOTELS AND OTHER LODGING PLACES
	MGM Mirage	6.750%, 09/01/12	Ba2	500,000	493,125	0.78
	Other				553,500	0.88

					1,046,625	1.66

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Scientific Games Corp	6.250%, 12/15/12	Ba3	475,000	457,188	0.73
	Other				265,000	0.42

					722,188	1.15

	INSTRUMENTS AND RELATED PRODUCTS				569,375	0.91

	JUSTICE, PUBLIC ORDER AND SAFETY				545,000	0.87

	LEGAL SERVICES
g	FTI Consulting, Inc	7.750%, 10/01/16	Ba2	437,000	441,370	0.70

					441,370	0.70

136 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Fund II |	Summary portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	MISCELLANEOUS RETAIL
g	Stripes Acquisition LLC	10.625%, 12/15/13	B2	$525,000	$559,125	0.89%
	Other				983,125	1.56

					1,542,250	2.45

	NONDEPOSITORY INSTITUTIONS
	General Motors Acceptance Corp	6.125%, 08/28/07	Ba1	500,000	499,287	0.80
	Other				1,833,038	2.91

					2,332,325	3.71

	OIL AND GAS EXTRACTION
	Chesapeake Energy Corp	7.750%, 01/15/15	Ba2	500,000	510,000	0.81
	Chesapeake Energy Corp	6.875%, 11/15/20	Ba2	500,000	472,500	0.75
	Other				1,363,871	2.17

					2,346,371	3.73

	PAPER AND ALLIED PRODUCTS
	Cenveo Corp	7.875%, 12/01/13	B3	780,000	739,050	1.18
	Graphic Packaging International Corp	8.500%, 08/15/11	B2	500,000	511,250	0.81
	Greif, Inc	8.875%, 08/01/12	Ba3	500,000	522,500	0.83
	Other				1,786,970	2.84

					3,559,770	5.66

	PERSONAL SERVICES				255,000	0.41

	PETROLEUM AND COAL PRODUCTS
	Equistar Chemicals Lp	8.750%, 02/15/09	B1	500,000	517,500	0.82
	Lyondell Chemical Co	8.000%, 09/15/14	B1	420,000	425,250	0.68
	Other				134,925	0.21

					1,077,675	1.71

	PRIMARY METAL INDUSTRIES
g	Novelis, Inc	8.250%, 02/15/15	B3	700,000	665,000	1.06

					665,000	1.06

	PRINTING AND PUBLISHING
g	Quebecor World Capital Corp	8.750%, 03/15/16	B1	625,000	601,562	0.96
	RH Donnelley Corp	8.875%, 01/15/16	B3	760,000	761,900	1.21
	Other				1,115,800	1.77

					2,479,262	3.94

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				224,575	0.36

	SECURITY AND COMMODITY BROKERS				204,500	0.33

	SOCIAL SERVICES
g	Knowledge Learning Corp, Inc	7.750%, 02/01/15	B2	500,000	467,500	0.74

					467,500	0.74

	STONE, CLAY, AND GLASS PRODUCTS
	Owens Brockway Glass Container, Inc	8.750%, 11/15/12	Ba2	500,000	527,500	0.84

					527,500	0.84

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 137

High-Yield Fund II |	Summary portfolio of investments September 30, 2006	concluded

ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

TRANSPORTATION EQUIPMENT
General Motors Corp	8.375%, 07/15/33	Caa1	$500,000	$432,500	0.69%
Sequa Corp	9.000%, 08/01/09	B2	375,000	397,969	0.63
Other				937,925	1.49

				1,768,394	2.81

TRANSPORTATION SERVICES				241,250	0.38

WATER TRANSPORTATION				376,875	0.60

WHOLESALE TRADE-DURABLE GOODS
IKON Office Solutions, Inc	7.750%, 09/15/15	Ba3	400,000	411,000	0.65
Ryerson, Inc	8.250%, 12/15/11	B3	600,000	594,000	0.95
Other				736,087	1.17

				1,741,087	2.77

TOTAL CORPORATE BONDS		(Cost $55,270,664)		55,133,105	87.63

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.750%, 10/02/06		6,960,000	6,960,000	11.06

TOTAL SHORT-TERM INVESTMENTS		(Cost $6,959,082)		6,960,000	11.06

TOTAL PORTFOLIO		(Cost $62,229,746)		62,093,105	98.69
OTHER ASSETS & LIABILITIES, NET				823,853	1.31

NET ASSETS				$62,916,958	100.00%

†	As provide by Moody’s Investors Service (unaudited)

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.

At September 30, 2006, the value of these securities amounted to $5,779,656 or 9.19% of net assets.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

138 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Tax-Exempt Bond Fund II |	Portfolio of investments September 30, 2006

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	LONG-TERM MUNICIPAL BONDS

	ALASKA
	Alaska Railroad Corp	5.250%, 08/01/16	Aaa	$1,460,000	$1,625,812	2.92%
	Northern TOB Securitization Corp	4.625%, 06/01/23	Baa3	1,000,000	991,240	1.78

					2,617,052	4.70

	ARIZONA
	University of Arizona	5.000%, 06/01/13	Aaa	1,820,000	1,957,301	3.51

					1,957,301	3.51

	CALIFORNIA
*	California Statewide Communities
	Development Authority Mandatory
	Put 10/01/16	4.250%, 11/01/33	Aaa	345,000	355,554	0.64
	State of California	5.250%, 11/01/18	A1	1,225,000	1,331,085	2.39
	State of California	5.000%, 09/01/16	A1	500,000	546,115	0.98

					2,232,754	4.01

	DISTRICT OF COLUMBIA
	District of Columbia, COP	5.250%, 01/01/14	Aaa	1,000,000	1,090,320	1.96

					1,090,320	1.96

	FLORIDA
	Charlotte County Florida Utility Revenue	5.000%, 10/01/14	Aaa	1,150,000	1,253,443	2.25
	Florida State Board of Education
	Lottery Revenue	5.000%, 07/01/14	Aaa	2,000,000	2,174,920	3.90
	Hillsborough County School Board, COP	5.500%, 07/01/13	Aaa	2,000,000	2,205,420	3.96
a	Orange County Health Facilities
	Authority, ETM	6.250%, 10/01/10	Aaa	1,440,000	1,584,072	2.84
a	Orange County Health Facilities
	Authority Revenue, ETM	5.700%, 10/01/12	Aaa#	100,000	110,432	0.20
	Polk County Transportation Revenue,
	Tender 12/01/10	.5.000%, 12/01/25	Aaa	1,025,000	1,075,471	1.93

					8,403,758	15.08

	GEORGIA
	Georgia State GO	5.000%, 07/01/13	Aaa	1,350,000	1,463,846	2.63

					1,463,846	2.63

	INDIANA
	Hammond Multi-School Building Corp,
	First Mortgage	5.000%, 07/15/17	Aaa	1,620,000	1,778,517	3.19
	Indiana State Finance Authority Revenue	5.000%, 02/01/15	Aaa	900,000	980,433	1.76

					2,758,950	4.95

	LOUISIANA
	Louisiana State GO	5.000%, 07/15/15	Aaa	1,000,000	1,081,840	1.94

					1,081,840	1.94

	MARYLAND
	Maryland State GO	5.250%, 03/01/15	Aaa	2,000,000	2,231,380	4.00

					2,231,380	4.00

	2006 Annual Report	| 139
SEE NOTES TO FINANCIAL STATEMENTS	Retail Class • TIAA-CREF Institutional Mutual Funds

Tax-Exempt Bond Fund II |	Portfolio of investments September 30, 2006	continued

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	MICHIGAN
	Detroit Water Supply System	5.000%, 07/01/14	Aaa	$1,000,000	$1,086,760	1.95%
	Michigan State Trunk Line	5.500%, 11/01/16	Aa3	2,000,000	2,276,960	4.09
	Michigan State Transportation Revenue	5.250%, 05/15/18	Aaa	1,000,000	1,123,090	2.01

					4,486,810	8.05

	MISSOURI
a	Missouri State Health & Educational
	Facilities Authority, BJC Health
	Project, ETM	6.750%, 05/15/13	Aaa#	1,750,000	2,063,898	3.70

					2,063,898	3.70

	NEW JERSEY
	New Jersey Transportation Trust Fund
	Authority	5.250%, 12/15/19	A1	1,000,000	1,118,420	2.01

					1,118,420	2.01

	NEW YORK
	New York State Environmental
	Facilities Corp	5.250%, 06/15/15	Aaa	1,500,000	1,673,835	3.00

					1,673,835	3.00

	OHIO
	Medina County Library District GO	5.250%, 12/01/19	Aaa	2,015,000	2,188,612	3.93
	Ohio State GO	5.000%, 06/15/14	Aa1	1,675,000	1,821,948	3.27

					4,010,560	7.20

	OREGON
	Oregon State Department of Administrative
	Services, COP	5.250%, 05/01/17	Aaa	1,850,000	1,992,247	3.58

					1,992,247	3.58

	PENNSYLVANIA
	Pittsburgh City GO	5.000%, 09/01/13	Aaa	915,000	982,856	1.77
	Delaware Valley Regional Finance Authority	5.500%, 07/01/12	Aa3	2,000,000	2,179,160	3.91

					3,162,016	5.68

	PUERTO RICO
	Puerto Rico Commonwealth	5.500%, 07/01/15	Baa3	2,015,000	2,226,595	4.00

					2,226,595	4.00

	TENNESSEE
	Tennessee Energy Acquisition Corp	5.000%, 09/01/16	Aa3	2,500,000	2,700,650	4.85

					2,700,650	4.85

	TEXAS
	Alliance Airport Authority, Federal Express
	Project, AMT	4.850%, 04/01/21	Baa2	2,000,000	2,027,340	3.64
h	Northwest Independent School District	5.000%, 02/15/16	Aaa	500,000	542,370	0.97
a	San Felipe-Del Rio Consolidated
	Independent School District	5.500%, 08/15/19	Aaa	1,000,000	1,069,040	1.92

					3,638,750	6.53

140 |	2006 Annual Report
	TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Tax-Exempt Bond Fund II |	Portfolio of investments September 30, 2006	concluded

	ISSUER		RATING†	PRINCIPAL	VALUE	% OF NET ASSETS

	VIRGINIA
	Fairfax County Economic Development
	Authority	5.000%, 05/15/16	Aa1	$1,680,000	$1,839,600	3.30%

					1,839,600	3.30

	WASHINGTON
	Washington State GO	5.000%, 07/01/18	Aaa	2,000,000	2,156,920	3.87

					2,156,920	3.87

	TOTAL LONG-TERM MUNICIPAL BONDS		(Cost $53,819,709)		54,907,502	98.55

	SHORT-TERM MUNICIPAL BONDS
	NEW YORK
*	New York City Municipal Water Finance
	Authority	3.760%, 06/15/35	Aa2/VMIG1	580,000	580,000	1.04
*	New York City Transitional Finance
	Authority	3.760%, 08/01/31	Aa1/VMIG1	940,000	940,000	1.69

					1,520,000	2.73

	TEXAS
*	Gulf Coast Waste Disposal Authority
	Revenue	3.750%, 10/01/24	Aaa/VMIG1	170,000	170,000	0.30

					170,000	0.30

	TOTAL SHORT-TERM MUNICIPAL BONDS		(Cost $1,690,000)		1,690,000	3.03

	TOTAL PORTFOLIO		(Cost $55,509,709)		56,597,502	101.58
	OTHER ASSETS AND LIABILITIES, NET				(881,382)	(1.58)

	NET ASSETS				$55,716,120	100.00%

†	As provided by Moody’s Investors Service (unaudited)

*	Variable Rate Demand Note (VRDN)

a	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

h	These securities were purchased on a delayed delivery basis.

ABBREVIATION:

AMT – Alternative Minimum Tax

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

For ease of presentation, we have grouped a number of industry classification categories together in the Portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 141

Inflation-Linked Bond Fund |	Portfolio of investments September 30, 2006

				% OF NET
	ISSUER	PRINCIPAL	VALUE	ASSETS

	GOVERNMENT BONDS

	U.S. TREASURY SECURITIES
k	United States Treasury Inflation Indexed Bonds 3.625%, 01/15/08	$22,299,631	$22,486,056	5.25%
k	United States Treasury Inflation Indexed Bonds 3.875%, 01/15/09	20,143,279	20,725,622	4.84
k	United States Treasury Inflation Indexed Bonds 4.250%, 01/15/10	13,866,064	14,671,960	3.43
k	United States Treasury Inflation Indexed Bonds 0.875%, 04/15/10	33,994,756	32,231,448	7.53
k	United States Treasury Inflation Indexed Bonds 3.500%, 01/15/11	14,017,771	14,690,204	3.43
k	United States Treasury Inflation Indexed Bonds 2.375%, 04/15/11	12,916,978	12,939,325	3.02
k	United States Treasury Inflation Indexed Bonds 3.375%, 01/15/12	9,247,813	9,739,150	2.27
k	United States Treasury Inflation Indexed Bonds 3.000%, 07/15/12	26,493,141	27,502,795	6.42
k	United States Treasury Inflation Indexed Bonds1.875%, 07/15/13	25,553,562	24,902,713	5.82
k	United States Treasury Inflation Indexed Bonds 2.000%, 01/15/14	25,724,874	25,246,134	5.90
k	United States Treasury Inflation Indexed Bonds 2.000%, 07/15/14	23,549,030	23,089,118	5.39
k	United States Treasury Inflation Indexed Bonds 1.625%, 01/15/15	23,337,653	22,210,912	5.19
k	United States Treasury Inflation Indexed Bonds 1.875%, 07/15/15	20,477,752	19,839,665	4.63
k	United States Treasury Inflation Indexed Bonds 2.000%, 01/15/16	20,504,095	20,047,469	4.68
k	United States Treasury Inflation Indexed Bonds 2.500%, 07/15/16	10,277,194	10,488,391	2.45
k	United States Treasury Inflation Indexed Bonds 2.375%, 01/15/25	31,499,459	32,060,465	7.49
k	United States Treasury Inflation Indexed Bonds 2.000%, 01/15/26	20,324,684	19,530,803	4.56
k	United States Treasury Inflation Indexed Bonds 3.625%, 04/15/28	21,255,067	26,399,431	6.16
k	United States Treasury Inflation Indexed Bonds 3.875%, 04/15/29	24,383,933	31,573,536	7.37
k	United States Treasury Inflation Indexed Bonds 3.375%, 04/15/32	6,436,846	8,012,393	1.87

			418,387,590	97.70

	TOTAL GOVERNMENT BONDS	(Cost $422,620,243)	418,387,590	97.70

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	6,200,000	6,200,000	1.45

	TOTAL SHORT-TERM INVESTMENTS	(Cost $6,199,182)	6,200,000	1.45

	TOTAL PORTFOLIO	(Cost $428,819,425)	424,587,590	99.15
	OTHER ASSETS & LIABILITIES, NET		3,618,436	0.85

	NET ASSETS		$428,206,026	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation, we have grouped a number of industry classification categories together in the Portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

142 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments September 30, 2006

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	SHORT-TERM INVESTMENTS

	BANK NOTES
	Abbey National North America LLC	5.290–5.320%, 11/06/06–12/06/06	$6,500,000	$6,500,077	1.47%
	Other			1,095,008	0.24

				7,595,085	1.71

	CERTIFICATES OF DEPOSIT
	Wells Fargo	5.270%, 10/06/06–11/07/06	7,000,000	7,000,000	1.58
	Other			8,575,163	1.93

				15,575,163	3.51

	COMMERCIAL PAPER
	American Honda Finance Corp	5.230–5.250%, 10/03/06–11/06/06	6,900,000	6,886,135	1.55
	Bank of America	5.245–5.380%, 10/10/06–12/06/06	4,925,000	4,896,295	1.10
	Bank of Nova Scotia	5.250–5.260%, 10/19/06–12/20/06	4,891,000	4,860,755	1.10
	Barclays U.S. Funding Corp	5.250–5.260%, 10/26/06–12/07/06	6,218,000	6,182,960	1.39
c	Beta Finance, Inc	5.270–5.390%, 10/06/06–10/23/06	6,950,000	6,933,319	1.56
c	BMW US Capital Corp	5.220%, 10/05/06	7,000,000	6,995,940	1.58
	Calyon	5.230%, 11/13/06	7,000,000	6,956,271	1.57
	Canadian Imperial Holding, Inc	5.225–5.320%, 11/8/06–11/28/06	5,470,000	5,426,083	1.22
c	Cargill Global Funding plc	5.250%, 10/05/06	6,046,000	6,042,473	1.36
c	CC (USA), Inc	5.265–5.370%, 10/10/06–11/10/06	6,600,000	6,577,920	1.48
c	Ciesco Lp	5.260–5.270%, 11/07/06–11/17/06	6,900,000	6,855,277	1.55
c	Coca-Cola Enterprises, Inc	5.220%, 11/07/06	7,000,000	6,962,445	1.57
c	Corporate Asset Funding Corp, Inc	.5.260%, 10/24/06–10/02/06	7,000,000	6,971,622	1.57
c	Danske Corp	5.225–5.355%, 10/19/06–01/18/07	6,000,000	5,948,878	1.34
c	Dorada Finance, Inc	5.270–5.390%, 10/10/06–11/22/06	6,640,000	6,613,704	1.49
c	Edison Asset Securitization, LLC	5.100–5.270%, 11/07/06–11/14/06	7,000,000	6,961,269	1.57
c	Fairway Finance Co, LLC	5.260–5.280%, 10/16/06–11/21/06	6,649,000	6,605,161	1.49
c	Gannett Co, Inc	5.190%, 11/09/06	7,000,000	6,960,643	1.57
	General Electric Capital Corp	5.230–5.360%, 10/11/06–11/10/06	5,900,000	5,878,103	1.33
c	Govco, Inc	5.240–5.370%, 10/25/06–03/16/07	7,050,000	6,993,192	1.58
c	Grampian Funding LLC	5.150–5.390%, 10/17/06–03/27/07	6,900,000	6,856,426	1.55
c	Greenwich Capital Holdings, Inc	5.240–5.430%, 10/23/06–12/01/06	6,635,000	6,592,204	1.49
c	Greyhawk Funding LLC	5.260%, 10/12/06–10/17/06	6,875,000	6,862,586	1.55
c	Harley-Davidson Funding Corp	5.200–5.230%, 10/13/06–10/31/06	6,965,000	6,940,570	1.57
c	Harrier Finance Funding LLC	5.265–5.320%, 10/03/06–10/11/06	6,980,000	6,973,859	1.57
	HBOS Treasury Services plc	5.260–5.370%, 10/12/06–12/19/06	6,100,000	6,066,940	1.37
c	Kimberly-Clark Worldwide, Inc	5.190%, 10/26/06	5,545,000	5,524,987	1.25
c	Kitty Hawk Funding Corp	5.260–5.375%, 10/27/06–11/01/06	5,710,000	5,685,495	1.28
	Merrill Lynch & Co, Inc	5.230–5.240%, 11/10/06–12/05/06	7,000,000	6,953,482	1.57
	Morgan Stanley Dean Witter	5.250%, 10/18/06	6,575,000	6,558,699	1.48
c	Nestle Capital Corp	5.210–5.310%, 10/16/06–12/01/06	6,450,000	6,411,655	1.45

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 143

Money Market Fund |	Summary portfolio of investments September 30, 2006	concluded

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	COMMERCIAL PAPER—(continued)
	Paccar Financial Corp	5.230–5.350%, 10/12/06–11/09/06	$6,700,000	$6,680,942	1.51%
c	Park Avenue Receivables Corp	5.250–5.260%, 10/05/06–10/26/06	6,900,000	6,884,946	1.55
c	Preferred Receivables Funding Corp	5.250–5.270%, 10/11/06–11/17/06	6,858,000	6,829,609	1.54
c	Private Export Funding Corp	5.245–5.385%, 10/16/06–01/30/07	7,000,000	6,960,135	1.57
	Rabobank USA Financial Corp	5.230–5.250%, 10/11/06–10/24/06	5,945,000	5,934,041	1.34
c	Ranger Funding Co LLC	5.250–5.320%, 10/13/06–12/11/06	6,385,000	6,346,348	1.43
c	Scaldis Capital	LLC 5.270–5.380%, 10/16/06–11/10/06	4,575,000	4,557,886	1.03
c	Sedna Finance, Inc	5.270–5.400%, 10/25/06–12/08/06	6,900,000	6,848,433	1.55
c	Sheffield Receivables Corp	5.260%, 10/20/06–10/23/06	6,910,000	6,888,992	1.55
c	Sigma Finance, Inc	5.140–5.400%, 11/30/06–12/12/06	5,500,000	5,442,833	1.23
	Societe Generale North America, Inc	4.825–5.265%, 10/06/06–01/19/07	7,015,000	6,929,944	1.56
c	Toronto-Dominion Holdings USA, Inc	5.195–5.250%, 12/15/06–01/29/07	7,000,000	6,891,542	1.55
	UBS Finance, (Delaware), Inc	5.250–5.255%, 10/23/06–11/16/06	6,900,000	6,868,822	1.55
c	Wal-Mart Stores, Inc	5.200–5.220%, 10/17/06–12/19/06	6,819,000	6,785,956	1.53
	Other			37,589,053	8.50

				328,374,830	74.09

	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	5.115–5.350%, 10/11/06–12/29/06	21,085,000	21,005,844	4.74
	Federal Home Loan Mortgage Corp (FHLMC)	5.130–5.280%, 10/02/06–11/21/06	19,882,000	19,792,185	4.46
	Federal National Mortgage Association (FNMA)	5.065–5.260%, 10/11/06–01/03/07	27,734,000	27,609,663	6.23

				68,407,692	15.43

	VARIABLE NOTES (i)
	International Business Machines Corp	5.364%, 06/28/07	5,000,000	5,001,676	1.13
	Suntrust	5.181%, 09/27/07	6,405,000	6,404,659	1.45
	Toyota Motor Credit Corp	5.270%, 10/10/06	5,000,000	4,999,997	1.13
	Other			4,001,944	0.90

				20,408,276	4.61

	TOTAL SHORT-TERM INVESTMENTS		(Cost $440,361,046)	440,361,046	99.35

	TOTAL PORTFOLIO		(Cost $440,361,046)	440,361,046	99.35
	OTHER ASSETS & LIABILITIES, NET			2,880,876	0.65

	NET ASSETS			$443,241,922	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

144 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

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2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 145

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006

	Growth & Income Fund	International Equity Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund

ASSETS
Portfolio investments, at cost	$164,579,687	$984,991,810	$16,276,099	$614,146,771	$244,938,405
Net unrealized appreciation of portfolio investments	21,958,601	177,422,400	502,635	63,074,780	23,246,793

Portfolio investments, at value	186,538,288	1,162,414,210	16,778,734	677,221,551	268,185,198
Cash	—	—	—	457,513	—
Cash-foreign (cost $24,196, $19,422,952, $29,255, $152,312 and $8,246, respectively)	23,829	18,100,993	29,450	154,366	8,236
Receivable from securities transactions	2,563,346	40,850,431	458,072	2,162,384	5,495,272
Receivable for Fund shares sold	443,885	4,964,344	28,602	2,919,207	507,764
Dividends and interest receivable	241,976	1,323,359	16,863	609,508	76,250
Due from investment advisor	151,148	100,628	133,767	17,869	60,120
Reclaims receivable	15,023	1,277,125	111	22,889	—

Total assets	189,977,495	1,229,031,090	17,445,599	683,565,287	274,332,840

LIABILITIES
Management fees payable	12,073	456,467	1,063	239,771	104,588
Service agreement fees payable	17,387	101,173	406	50,134	33,446
Due to affiliates	65,876	611,604	63,969	261,314	245,099
Cash overdrafts	284,064	5,624,579	141,220	—	616,856
Payable for securities transactions	2,553,952	38,162,039	427,872	11,020,155	5,722,304
Payable for Fund shares redeemed	—	515,258	5,327	354,501	335,522

Total liabilities	2,933,352	45,471,120	639,857	11,925,875	7,057,815

NET ASSETS	$187,044,143	$1,183,559,970	$16,805,742	$671,639,412	$267,275,025

NET ASSETS CONSIST OF:
Paid-in-capital	$159,303,045	$871,022,001	$16,883,568	$574,312,668	$233,539,634
Accumulated undistributed net investment income	353,653	11,756,810	59,534	7,037,276	331,252
Accumulated net realized gain (loss) on total investments	5,428,969	124,706,750	(640,222)	27,208,686	10,157,356
Net unrealized appreciation on total investments	21,958,476	176,074,409	502,862	63,080,782	23,246,783

NET ASSETS	$187,044,143	$1,183,559,970	$16,805,742	$671,639,412	$267,275,025

TOTAL SHARES OUTSTANDING	21,435,807	87,489,942	1,736,644	43,059,723	15,849,738

RETIREMENT CLASS:
Net assets	$86,917,887	$519,869,878	$2,145,233	$257,286,803	$164,770,834
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	9,926,400	37,886,236	221,871	16,411,036	9,783,776
Net asset value per share	$8.76	$13.72	$9.67	$15.68	$16.84

INSTITUTIONAL CLASS:
Net assets	$97,493,798	$649,747,479	$12,464,552	$215,613,564	$34,088,281
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,253,203	48,291,893	1,287,677	13,707,927	2,004,504
Net asset value per share	$8.66	$13.45	$9.68	$15.73	$17.01

RETAIL CLASS:
Net assets	$2,632,458	$13,942,613	$2,195,957	$198,739,045	$68,415,910
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	256,204	1,311,813	227,096	12,940,760	4,061,458
Net asset value per share	$10.27	$10.63	$9.67	$15.36	$16.85

146 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 147

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	continued

	Mid-Cap Value Fund	Small-Cap Equity Fund	Equity Index Fund

ASSETS
Portfolio investments, at cost	$438,478,173	$400,678,414	$479,064,314
Net unrealized appreciation of portfolio investments	42,252,041	16,288,441	162,448,380

Portfolio investments, at value	480,730,214	416,966,855	641,512,694
Cash	94,990	8,911	—
Cash-foreign (cost $163,081, $— and $—, respectively)	160,611	—	—
Receivable from securities transactions	9,285,544	583,367	32,288
Receivable for Fund shares sold	1,793,017	1,229,752	365,944
Dividends and interest receivable	556,447	399,584	691,431
Due from investment advisor	18,693	72,831	46,303
Reclaims receivable	9,041	—	—

Total assets	492,648,557	419,261,300	642,648,660

LIABILITIES
Management fees payable	186,313	162,940	20,916
Service agreement fees payable	64,024	44,034	372
Due to affiliates	317,673	257,917	68,364
Cash overdrafts	—	—	336,183
Payable for securities transactions	9,966,078	618,589	71,409
Payable for Fund shares redeemed	46,295	318,498	100,062
Payable for variation margin on open futures contracts	—	38,690	881

Total liabilities	10,580,383	1,440,668	598,187

NET ASSETS	$482,068,174	$417,820,632	$642,050,473

NET ASSETS CONSIST OF:
Paid-in-capital	$395,955,392	$366,581,106	$474,484,709
Accumulated undistributed net investment income	3,356,870	1,030,923	7,937,953
Accumulated net realized gain (loss) on total investments	40,506,417	33,878,853	(2,820,332)
Net unrealized appreciation on total investments	42,249,495	16,329,750	162,448,143

NET ASSETS	$482,068,174	$417,820,632	$642,050,473

TOTAL SHARES OUTSTANDING	26,099,318	26,505,892	63,589,504

RETIREMENT CLASS:
Net assets	$318,024,148	$216,828,428	$1,909,035
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	17,182,132	13,787,257	186,356
Net asset value per share	$18.51	$15.73	$10.24

INSTITUTIONAL CLASS:
Net assets	$38,173,017	$115,273,302	$633,026,848
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,053,401	7,245,058	62,709,101
Net asset value per share	$18.59	$15.91	$10.09

RETAIL CLASS:
Net assets	$125,871,009	$85,718,902	$7,114,590
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	6,863,785	5,473,577	694,047
Net asset value per share	$18.34	$15.66	$10.25

148 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 149

Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	continued

	Social Choice Equity Fund	Real Estate Securities Fund	Managed Allocation Fund II	Bond Fund	Bond Plus Fund II

ASSETS
Portfolio investments, at cost	$200,476,458	$514,551,586	$17,405,993	$1,790,507,124	$60,984,528
Net unrealized appreciation (depreciation) of portfolio investments	30,750,500	85,442,247	502,168	(7,279,232)	732,283

Portfolio investments, at value	231,226,958	599,993,833	17,908,161	1,783,227,892	61,716,811
Cash	4,850	—	53,544	10,322	1,066
Receivable from securities transactions	—	7,475,411	—	4,329,052	152,350
Receivable for Fund shares sold	358,246	956,564	16,714	1,399,081	154,993
Dividends and interest receivable	190,151	2,320,422	—	15,039,063	555,031
Due from investment advisor	88,506	16,626	65,271	47,057	118,767
Reclaims receivable	—	—	—	—	—

Total assets	231,868,711	610,762,856	18,043,690	1,804,052,467	62,699,018

LIABILITIES
Management fees payable	27,728	246,225	—	409,122	15,017
Service agreement fees payable	15,954	39,705	1,699	223	347
Due to affiliates	91,585	338,201	64,958	172,758	58,701
Cash overdrafts	—	472,875	—	—	—
Payable for securities transactions	1,262,112	4,593,156	68,810	91,028,978	177,480
Payable for Fund shares redeemed	100,000	390,239	—	292,133	320

Total liabilities	1,497,379	6,080,401	135,467	91,903,214	251,865

NET ASSETS	$230,371,332	$604,682,455	$17,908,223	$1,712,149,253	$62,447,153

NET ASSETS CONSIST OF:
Paid-in-capital	$195,297,363	$491,901,387	$17,419,956	$1,738,175,911	$61,784,885
Accumulated undistributed (distributions in excess of) net investment income	2,317,390	(7,588,501)	707	—	5,206
Accumulated net realized gain (loss) on total investments	2,006,079	34,927,322	(14,608)	(18,747,426)	(75,221)
Net unrealized appreciation (depreciation) on total investments	30,750,500	85,442,247	502,168	(7,279,232)	732,283

NET ASSETS	$230,371,332	$604,682,455	$17,908,223	$1,712,149,253	$62,447,153

TOTAL SHARES OUTSTANDING	21,080,984	39,214,658	1,766,619	171,760,073	6,183,621

RETIREMENT CLASS:
Net assets	$79,640,014	$197,156,935	$8,357,793	$1,269,800	$2,473,563
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	7,188,805	12,593,181	825,373	125,389	244,531
Net asset value per share	$11.08	$15.66	$10.13	$10.13	$10.12

INSTITUTIONAL CLASS:
Net assets	$129,712,330	$218,441,758	$2,045,697	$1,709,873,642	$57,392,839
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	11,827,184	14,235,888	202,273	171,535,245	5,684,014
Net asset value per share	$10.97	$15.34	$10.11	$9.97	$10.10

RETAIL CLASS:
Net assets	$21,018,988	$189,083,762	$7,504,733	$1,005,811	$2,580,751
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	2,064,995	12,385,589	738,973	99,439	255,076
Net asset value per share	$10.18	$15.27	$10.16	$10.11	$10.12

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Statements of assets and liabilities |	TIAA-CREF Institutional Mutual Funds September 30, 2006	concluded

	Short-Term Bond Fund II	High-Yield Fund II	Tax-Exempt Bond Fund II	Inflation-Linked Bond Fund	Money Market Fund

ASSETS
Portfolio investments, at cost	$62,318,527	$62,229,746	$55,509,709	$428,819,425	$440,361,046
Net unrealized appreciation (depreciation) of portfolio investments	333,324	(136,641)	1,087,793	(4,231,835)	—

Portfolio investments, at value	62,651,851	62,093,105	56,597,502	424,587,590	440,361,046
Cash	8,416	4,558	82,035	6,209,987	838,896
Receivable from securities transactions	1,419,033	498,406	—	—	—
Receivable from Fund shares sold	139,906	30,673	71,017	1,533,078	3,040,936
Dividends and interest receivable	528,305	1,129,341	737,458	2,830,011	144,973
Due from investment advisor	116,110	117,541	94,604	40,170	34,458

Total assets	64,863,621	63,873,624	57,582,616	435,200,836	444,420,309

LIABILITIES
Management fees payable	12,709	16,586	13,577	101,813	34,234
Service agreement fees payable	448	454	—	741	8,211
Due to affiliates	57,912	58,153	54,710	145,395	69,724
Cash overdrafts	—	—	—	—	—
Payable for securities transactions	2,116,278	881,006	1,798,209	6,738,748	988,255
Payable for Fund shares redeemed	5,115	467	—	8,113	68,914
Income distribution payable	—	—	—	—	9,049

Total liabilities	2,192,462	956,666	1,866,496	6,994,810	1,178,387

NET ASSETS	$62,671,159	$62,916,958	$55,716,120	$428,206,026	$443,241,922

NET ASSETS CONSIST OF:
Paid-in-capital	$62,362,177	$63,251,960	$54,678,237	$440,977,533	$443,253,073
Accumulated undistributed (distributions in excess of) net investment income	14,577	5,563	3,210	—	(9,047)
Accumulated net realized gain (loss) on total investments	(38,919)	(203,924)	(53,120)	(8,539,672)	(2,104)
Net unrealized appreciation (depreciation) on total investments	333,324	(136,641)	1,087,793	(4,231,835)	—

NET ASSETS	$62,671,159	$62,916,958	$55,716,120	$428,206,026	$443,241,922

TOTAL SHARES OUTSTANDING	6,238,534	6,343,780	5,466,064	42,564,179	443,270,307

RETIREMENT CLASS:
Net assets	$2,473,093	$6,620,207	—	$5,660,932	$43,804,188
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	245,787	667,220	—	555,566	43,806,807
Net asset value per share	$10.06	$9.92	—	$10.19	$1.00

INSTITUTIONAL CLASS:
Net assets	$56,867,492	$53,478,077	$51,414,025	$363,157,036	$272,119,464
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,661,418	5,393,059	5,044,484	36,027,113	272,137,696
Net asset value per share	$10.04	$9.92	$10.19	$10.08	$1.00

RETAIL CLASS:
Net assets	$3,330,574	$2,818,674	$4,302,095	$59,388,058	$127,318,270
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	331,329	283,501	421,580	5,981,500	127,325,804
Net asset value per share	$10.05	$9.94	$10.20	$9.93	$1.00

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006

	Growth & Income Fund	International Equity Fund	Large-Cap Growth Fund (a)	Large-Cap Value Fund	Mid-Cap Growth Fund

INVESTMENT INCOME
Interest	$20,083	$—	$11,518	$38,301	$56,564
Dividends	3,013,869	22,446,163	58,564	13,527,914	2,139,508
Other income (see Note 2)	125,109	—	—	—	—
Foreign taxes withheld	(9,104)	(2,003,893)	(712)	(50,997)	—

Total income	3,149,957	20,442,270	69,370	13,515,218	2,196,072

EXPENSES
Investment management fees	581,033	3,908,919	28,496	2,032,199	971,318
Service agreement fees – Retirement Class	200,934	1,010,814	1,188	529,501	475,436
Service agreement fees – Institutional Class	16,967	67,154	—	30,850	2,905
Service agreement fees – Retail Class	—	—	—	193,269	74,325
Distribution fees – Retail Class	210	1,021	182	28,168	11,220
Custody fees	24,068	334,775	9,716	32,431	19,446
Audit fees	45,268	45,268	31,667	45,268	45,268
Registration fees – Retirement Class	12,613	12,727	22,098	11,171	13,733
Registration fees – Institutional Class	15,325	18,215	23,277	15,239	14,014
Registration fees – Retail Class	23,215	21,212	22,086	13,679	13,442
Trustee fees and expenses	4,712	4,712	3,194	4,712	4,712
Fund administration fees	20,520	20,521	15,121	20,521	20,521
Transfer agency fees and expenses – Retirement Class	1,043	1,005	795	991	997
Transfer agency fees and expenses – Institutional Class	1,630	3,453	938	2,129	1,005
Transfer agency fees and expenses – Retail Class	636	4,058	465	70,504	86,127
Report printing and mailing fees – Retirement Class	26,271	60,058	1,257	43,252	47,647
Report printing and mailing fees – Institutional Class	13,679	37,367	1,224	11,753	4,914
Report printing and mailing fees – Retail Class	1,469	2,470	1,409	23,463	28,680
Legal fees	7,347	7,346	5,172	7,346	7,346
Interest expense	27,136	316,579	346	73,317	16,729
Other	—	12,300	—	7,199	2,830

Total expenses before expense reimbursement and fee waiver	1,024,076	5,889,974	168,631	3,196,962	1,862,615
Less: Expenses reimbursed by investment advisor	(151,148)	(100,628)	(133,767)	(17,869)	(60,120)
Fees waived by investment advisor and TPIS	(435,913)	(1,021)	(23,612)	(28,168)	(11,220)

Net expenses	437,015	5,788,325	11,252	3,150,925	1,791,275

Net investment income	2,712,942	14,653,945	58,118	10,364,293	404,797

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	9,255,556	137,918,091	(640,222)	41,051,401	10,505,083
Foreign currency transactions	470	(2,044,005)	(155)	(24,164)	(8,252)

Net realized gain (loss) on total investments	9,256,026	135,874,086	(640,377)	41,027,237	10,496,831

Change in unrealized appreciation (depreciation) on:
Portfolio investments	7,478,644	42,457,665	502,636	29,718,453	(7,409,581)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(151)	(1,302,227)	226	6,367	(10)

Net change in unrealized appreciation (depreciation) on total investments	7,478,493	41,155,438	502,862	29,724,820	(7,409,591)

Net realized and unrealized gain (loss) on total investments	16,734,519	177,029,524	(137,515)	70,752,057	3,087,240

Net increase (decrease) in net assets resulting from operations	$19,447,461	$191,683,469	$(79,397)	$81,116,350	$3,492,037

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	continued

	Mid-Cap Value Fund	Small-Cap Equity Fund	Equity Index Fund

INVESTMENT INCOME
Interest	$56,020	$77,871	$138,399
Dividends	8,132,635	4,231,774	11,270,502
Foreign taxes withheld	(57,410)	(4,029)	(330)

Total income	8,131,245	4,305,616	11,408,571

EXPENSES
Investment management fees	1,532,547	1,420,039	250,928
Service agreement fees – Retirement Class	807,640	561,388	1,588
Service agreement fees – Institutional Class	3,509	16,142	40,939
Service agreement fees – Retail Class	112,335	46,175	—
Distribution fees – Retail Class	17,538	12,237	534
Custody fees	24,003	73,141	42,073
Audit fees	45,268	45,269	45,268
Registration fees – Retirement Class	14,023	12,665	21,793
Registration fees – Institutional Class	12,737	15,661	24,407
Registration fees – Retail Class	13,338	12,873	23,098
Trustee fees and expenses	4,712	4,712	4,711
Fund administration fees	20,522	20,521	20,522
Transfer agency fees and expenses – Retirement Class	1,001	995	820
Transfer agency fees and expenses – Institutional Class	1,063	2,164	3,201
Transfer agency fees and expenses – Retail Class	107,946	79,182	1,058
Report printing and mailing fees – Retirement Class	53,301	50,116	1,266
Report printing and mailing fees – Institutional Class	6,121	22,717	18,190
Report printing and mailing fees – Retail Class	34,646	26,168	1,651
Legal fees	7,346	7,346	7,346
Interest expense	35,718	25,239	16,375
Other	3,313	—	—

Total expenses before expense reimbursement	2,858,627	2,454,750	525,768
Less: Expenses reimbursed by investment advisor	(18,693)	(72,831)	(46,303)
Fees waived by investment advisor and TPIS	(17,538)	(12,237)	(534)

Net expenses	2,822,396	2,369,682	478,931

Net investment income	5,308,849	1,935,934	10,929,640

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	40,827,872	39,051,751	39,907,935
Futures transactions	—	(22,739)	185,648
Foreign currency transactions	(32,696)	—	—

Net realized gain on total investments	40,795,176	39,029,012	40,093,583

Change in unrealized appreciation (depreciation) on:
Portfolio investments	5,306,869	(5,952,279)	9,875,766
Futures transactions	—	41,309	(237)
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(8,943)	—	—

Net change in unrealized appreciation (depreciation) on total investments	5,297,926	(5,910,970)	9,875,529

Net realized and unrealized gain on total investments	46,093,102	33,118,042	49,969,112

Net increase in net assets resulting from operations	$51,401,951	$35,053,976	$60,898,752

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	continued

	Social Choice Equity Fund	Real Estate Securities Fund	Managed Allocation Fund II(a)	Bond Fund	Bond Plus Fund II(a)

INVESTMENT INCOME
Interest	$43,283	$124,169	$4,624	$78,675,890	$1,526,104
Dividends	3,321,600	15,493,036	109,351	—	—
Other income (see Note 2)	215,033	—	—	—	—
Foreign taxes withheld	(458)	(27,747)	—	—	—

Total income	3,579,458	15,589,458	113,975	78,675,890	1,526,104

EXPENSES
Investment management fees	223,269	2,030,304	—	3,600,946	83,169
Service agreement fees – Retirement Class	179,514	420,500	4,962	847	1,449
Service agreement fees – Institutional Class	8,010	32,207	—	201,944	—
Service agreement fees – Retail Class	—	171,428	—	—	—
Distribution fees – Retail Class	986	25,384	511	98	219
Custody fees	16,423	19,811	1,834	58,088	4,821
Audit fees	45,267	45,268	31,667	45,268	31,667
Registration fees – Retirement Class	14,264	10,219	680	22,590	22,015
Registration fees – Institutional Class	20,140	17,214	361	18,918	23,473
Registration fees – Retail Class	24,250	13,655	591	22,390	21,973
Trustee fees and expenses	4,712	4,712	3,194	4,712	3,194
Fund administration fees	20,521	20,521	15,121	20,521	15,121
Transfer agency fees and expenses – Retirement Class	976	1,025	728	297	423
Transfer agency fees and expenses – Institutional Class	1,216	4,007	630	4,104	555
Transfer agency fees and expenses – Retail Class	574	137,274	914	160	387
Report printing and mailing fees – Retirement Class	22,351	37,529	1,246	1,249	1,256
Report printing and mailing fees – Institutional Class	6,732	33,616	1,224	42,656	1,224
Report printing and mailing fees – Retail Class	1,440	42,402	1,596	1,289	1,383
Legal fees	7,346	7,346	5,172	7,346	5,172
Interest expense	2,686	24,357	313	29,349	775
Other	—	4,362	—	6,570	—

Total expenses before expense reimbursement	600,677	3,103,141	70,744	4,089,342	218,276
Less: Expenses reimbursed by investment advisor	(88,506)	(16,626)	(65,271)	(47,057)	(118,767)
Fees waived by investment advisor and TPIS	(986)	(25,384)	(511)	(98)	(219)

Net expenses	511,185	3,061,131	4,962	4,042,187	99,290

Net investment income	3,068,273	12,528,327	109,013	74,633,703	1,426,814

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	3,768,735	34,716,468	(14,608)	(18,497,687)	(75,221)
Foreign currency transactions	—	—	—	—	—

Net realized gain (loss) on total investments	3,768,735	34,716,468	(14,608)	(18,497,687)	(75,221)

Change in unrealized appreciation on:
Portfolio investments	11,331,970	68,908,535	502,168	45,843	732,283
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies)	—	—	—	—	—

Net change in unrealized appreciation on total investments	11,331,970	68,908,535	502,168	45,843	732,283

Net realized and unrealized gain (loss) on total investments	15,100,705	103,625,003	487,560	(18,451,844)	657,062

Net increase in net assets resulting from operations	$18,168,978	$116,153,330	$596,573	$56,181,859	$2,083,876

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006

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Statements of operations |	TIAA-CREF Institutional Mutual Funds For the Year Ended September 30, 2006	concluded

	Short-Term Bond Fund II(a)	High-Yield Fund II(a)	Tax-Exempt Bond Fund II(a)	Inflation-Linked Bond Fund	Money Market Fund

INVESTMENT INCOME
Interest	$1,476,894	$2,016,334	$1,079,640	$23,995,476	$13,072,775

Total income	1,476,894	2,016,334	1,079,640	23,995,476	13,072,775

EXPENSES
Investment management fees	71,324	93,229	78,279	964,434	227,744
Service agreement fees – Retirement Class	1,565	1,325	—	2,010	19,085
Service agreement fees – Institutional Class	—	—	—	34,374	20,752
Service agreement fees – Retail Class	—	—	—	42,073	—
Distribution fees – Retail Class	289	235	311	9,376	7,463
Custody fees	3,189	3,648	1,929	26,517	9,228
Audit fees	31,667	31,667	31,667	45,268	45,268
Registration fees – Retirement Class	22,016	22,010	—	12,893	22,760
Registration fees – Institutional Class	23,460	23,473	25,133	18,865	22,069
Registration fees – Retail Class	21,985	21,978	23,641	21,537	23,224
Trustee fees and expenses	3,194	3,194	3,194	4,712	4,712
Fund administration fees	15,121	15,121	15,122	20,521	20,521
Transfer agency fees and expenses – Retirement Class	516	435	—	772	878
Transfer agency fees and expenses – Institutional Class	471	473	281	3,745	1,574
Transfer agency fees and expenses – Retail Class	352	416	363	58,266	4,166
Report printing and mailing fees – Retirement Class	1,266	1,267	—	1,272	1,374
Report printing and mailing fees – Institutional Class	1,300	1,310	1,224	20,788	3,172
Report printing and mailing fees – Retail Class	1,369	1,398	1,361	18,595	3,084
Legal fees	5,173	5,172	5,173	7,346	7,346
Interest expense	449	211	114	1,337	506
Other	—	—	—	2,997	—

Total expenses before expense reimbursement	204,706	226,562	187,792	1,317,698	444,926
Less: Expenses reimbursed by investment advisor	(116,110)	(117,541)	(94,604)	(40,170)	(34,458)
Fees waived by investment advisor and TPIS	(289)	(235)	(311)	(9,376)	(7,463)

Net expenses	88,307	108,786	92,877	1,268,152	403,005

Net investment income	1,388,587	1,907,548	986,763	22,727,324	12,669,770

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized loss on portfolio investments	(38,919)	(203,924)	(53,120)	(5,087,836)	—

Net realized loss on total investments	(38,919)	(203,924)	(53,120)	(5,087,836)	—

Change in unrealized appreciation (depreciation) on: Portfolio investments	333,324	(136,641)	1,087,793	(10,630,075)	—

Net change in unrealized appreciation (depreciation) on total investments	333,324	(136,641)	1,087,793	(10,630,075)	—

Net realized and unrealized gain (loss) on total investments	294,405	(340,565)	1,034,673	(15,717,911)	—

Net increase in net assets resulting from operations	$1,682,992	$1,566,983	$2,021,436	$7,009,413	$12,669,770

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund		International Equity Fund

	For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$2,712,942	$8,566,055	$14,653,945	$13,998,028
Net realized gain on total investments	9,256,026	49,018,882	135,874,086	57,029,718
Net change in unrealized appreciation on total investments	7,478,493	7,288,420	41,155,438	103,464,742

Net increase from operations	19,447,461	64,873,357	191,683,469	174,492,488

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(976,992)	(660,128)	(3,040,040)	(1,122,943)
Institutional Class	(1,693,874)	(7,851,563)	(11,356,516)	(10,359,425)
Retail Class	(10,738)	—	(74)	—
From realized gains:
Retirement Class	(8,057,539)	—	(18,153,995)	(5,791,476)
Institutional Class	(12,583,348)	—	(44,227,288)	(29,220,492)

Total distributions	(23,322,491)	(8,511,691)	(76,777,913)	(46,494,336)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	29,900,136	17,923,333	248,158,694	129,565,700
Institutional Class	(41,467,183)	(535,731,372)	(92,901,214)	35,952,899
Retail Class	2,555,889	—	13,520,414	—

Net increase (decrease) from shareholder transactions	(9,011,158)	(517,808,039)	168,777,894	165,518,599

Net increase (decrease) in net assets	(12,886,188)	(461,446,373)	283,683,450	293,516,751

NET ASSETS
Beginning of period	199,930,331	661,376,704	899,876,520	606,359,769

End of period	$187,044,143	$199,930,331	$1,183,559,970	$899,876,520

Accumulated undistributed net investment income included in net assets	$353,653	$321,857	$11,756,810	$12,366,237

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Fund	Large-Cap Value Fund		Mid-Cap Growth Fund

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

		For the Years Ended September 30,		For the Years Ended September 30,

		2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$58,118	$10,364,293	$8,126,702	$404,797	$153,627
Net realized gain/(loss) on total investments	(640,377)	41,027,237	18,807,580	10,496,831	7,562,870
Net change in unrealized appreciation (depreciation) on total investments	502,862	29,724,820	20,791,519	(7,409,591)	25,864,871

Net increase (decrease) from operations	(79,397)	81,116,350	47,725,801	3,492,037	33,581,368

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	(2,824,654)	(1,097,233)	(45,233)	(11,097)
Institutional Class	—	(3,407,805)	(609,115)	(23,072)	(4,045)
Retail Class	—	(3,457,937)	(2,564,264)	(27,161)	(10,976)
From realized gains:
Retirement Class	—	(5,512,631)	(6,828,007)	(4,025,746)	(3,711,805)
Institutional Class	—	(7,695,253)	(2,612,883)	(564,834)	(200,800)
Retail Class	—	(5,853,266)	(10,253,950)	(1,769,595)	(2,178,840)

Total distributions	—	(28,751,546)	(23,965,452)	(6,455,641)	(6,117,563)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,591,180	81,264,925	82,899,732	35,479,167	41,272,308
Institutional Class	3,646,801	(20,787,957)	178,632,510	12,694,755	14,792,202
Retail Class	1,647,158	12,474,512	23,261,354	6,832,339	4,911,674

Net increase from shareholder transactions	6,885,139	72,951,480	284,793,596	55,006,261	60,976,184

Net increase in net assets	6,805,742	125,316,284	308,553,945	52,042,657	88,439,989

NET ASSETS
Beginning of period	10,000,000	546,323,128	237,769,183	215,232,368	126,792,379

End of period	$16,805,742	$671,639,412	$546,323,128	$267,275,025	$215,232,368

Accumulated undistributed net investment income included in net assets	$59,534	$7,037,276	$6,382,335	$331,252	$30,173

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund		Small-Cap Equity Fund

	For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$5,308,849	$4,131,226	$1,935,934	$2,758,231
Net realized gain on total investments	40,795,176	20,710,371	39,029,012	29,255,482
Net change in unrealized appreciation (depreciation) on total investments	5,297,926	31,108,085	(5,910,970)	10,982,680

Net increase from operations	51,401,951	55,949,682	35,053,976	42,996,393

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(3,362,979)	(1,286,451)	(1,198,732)	(953,805)
Institutional Class	(337,653)	(131,368)	(808,040)	(427,052)
Retail Class	(1,264,477)	(574,234)	(559,437)	(548,919)
From realized gains:
Retirement Class	(14,009,758)	(5,210,126)	(14,944,948)	(6,744,075)
Institutional Class	(1,295,340)	(339,829)	(10,097,939)	(2,485,359)
Retail Class	(5,164,414)	(2,013,759)	(6,166,048)	(3,005,164)

Total distributions	(25,434,621)	(9,555,767)	(33,775,144)	(14,164,374)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	34,622,475	143,264,165	47,112,214	40,939,664
Institutional Class	10,152,764	14,397,497	(3,343,015)	61,943,848
Retail Class	23,489,396	42,764,509	14,308,379	2,937,113

Net increase from shareholder transactions	68,264,635	200,426,171	58,077,578	105,820,625

Net increase in net assets	94,231,965	246,820,086	59,356,410	134,652,644

NET ASSETS
Beginning of period	387,836,209	141,016,123	358,464,222	223,811,578

End of period	$482,068,174	$387,836,209	$417,820,632	$358,464,222

Accumulated undistributed net investment income included in net assets	$3,356,870	$3,227,548	$1,030,923	$1,590,953

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund

	For the Years Ended September 30,

	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$10,929,640	$13,393,093
Net realized gain on total investments	40,093,583	68,506,940
Net change in unrealized appreciation on total investments	9,875,529	11,654,386

Net increase from operations	60,898,752	93,554,419

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	—	—
Institutional Class	(10,348,360)	(13,454,920)
Retail Class	—	—
From realized gains:
Retirement Class	—	—
Institutional Class	(39,398,708)	—

Total distributions	(49,747,068)	(13,454,920)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,831,462	—
Institutional Class	15,890,190	(240,465,862)
Retail Class	6,836,617	—

Net increase/(decrease) from shareholder transactions	24,558,269	(240,465,862)

Net increase (decrease) in net assets	35,709,953	(160,366,363)

NET ASSETS
Beginning of period	606,340,520	766,706,883

End of period	$642,050,473	$606,340,520

Accumulated undistributed net investment income included in net assets	$7,937,953	$7,626,281

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund		Real Estate Securities Fund

	For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$3,068,273	$2,488,203	$12,528,327	$16,368,143
Net realized gain (loss) on total investments	3,768,735	(1,728,050)	34,716,468	63,570,292
Net change in unrealized appreciation on total investments	11,331,970	17,542,015	68,908,535	7,727,166

Net increase from operations	18,168,978	18,302,168	116,153,330	87,665,601

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(603,003)	(410,302)	(5,240,165)	(4,563,855)
Institutional Class	(1,627,747)	(1,436,827)	(8,754,841)	(8,110,863)
Retail Class	—	—	(5,876,764)	(5,271,151)
From realized gains:
Retirement Class	—	(126,247)	(14,120,867)	(11,274,581)
Institutional Class	(8,897)	(387,375)	(25,450,238)	(16,888,289)
Retail Class	—	—	(16,655,851)	(13,830,527)

Total distributions	(2,239,647)	(2,360,751)	(76,098,726)	(59,939,266)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	23,541,681	17,413,087	34,451,626	75,717,652
Institutional Class	5,442,061	20,345,027	(37,325,885)	69,058,231
Retail Class	20,111,631	—	16,096,896	45,035,627

Net increase from shareholder transactions	49,095,373	37,758,114	13,222,637	189,811,510

Net increase in net assets	65,024,704	53,699,531	53,277,241	217,537,845

NET ASSETS
Beginning of period	165,346,628	111,647,097	551,405,214	333,867,369

End of period	$230,371,332	$165,346,628	$604,682,455	$551,405,214

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$2,317,390	$1,544,830	$(7,588,501)	$(2,545,553)

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Managed Allocation Fund II	Bond Fund		Bond Plus Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006			For the Period March 31, 2006 (commencement of operations) to September 30, 2006

		For the Years Ended September 30,

		2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$109,013	$74,633,703	$48,915,414	$1,426,814
Net realized gain (loss) on total investments	(14,608)	(18,497,687)	2,174,153	(75,221)
Net change in unrealized appreciation (depreciation) on total investments	502,168	45,843	(17,703,106)	732,283

Net increase from operations	596,573	56,181,859	33,386,461	2,083,876

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(43,044)	(15,821)	—	(28,583)
Institutional Class	(22,367)	(74,738,467)	(49,200,320)	(1,359,303)
Retail Class	(43,078)	(15,787)	—	(38,000)
From realized gains:
Institutional Class	—	—	(5,118,504)	—
From return of capital	—	—	(1,433,689)	—

Total distributions	(108,489)	(74,770,075)	(55,752,513)	(1,425,886)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	7,591,354	1,256,028	—	1,951,265
Institutional Class	22,368	272,554,132	546,910,968	7,793,114
Retail Class	6,806,417	996,278	—	2,044,784

Net increase from shareholder transactions	14,420,139	274,806,438	546,910,968	11,789,163

Net increase in net assets	14,908,223	256,218,222	524,544,916	12,447,153

NET ASSETS
Beginning of period	3,000,000	1,455,931,031	931,386,115	50,000,000

End of period	$17,908,223	$1,712,149,253	$1,455,931,031	$62,447,153

Accumulated undistributed net investment income included in net assets	$707	$—	$—	$5,206

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	continued

	Short-Term Bond Fund II	High-Yield Fund II	Tax-Exempt Bond Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006	For the Period March 31, 2006 (commencement of operations) to September 30, 2006	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$1,388,587	$1,907,548	$986,763
Net realized loss on total investments	(38,919)	(203,924)	(53,120)
Net change in unrealized appreciation (depreciation) on total investments	333,324	(136,641)	1,087,793

Net increase from operations	1,682,992	1,566,983	2,021,436

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(29,094)	(33,526)	—
Institutional Class	(1,302,620)	(1,814,927)	(946,577)
Retail Class	(46,825)	(57,676)	(40,379)

Total distributions	(1,378,539)	(1,906,129)	(986,956)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	1,958,004	6,103,785	—
Institutional Class	7,601,211	4,852,949	946,578
Retail Class	2,807,491	2,299,370	3,735,062

Net increase from shareholder transactions	12,366,706	13,256,104	4,681,640

Net increase in net assets	12,671,159	12,916,958	5,716,120

NET ASSETS
Beginning of period	50,000,000	50,000,000	50,000,000

End of period	$62,671,159	$62,916,958	$55,716,120

Accumulated undistributed net investment income included in net assets	$14,577	$5,563	$3,210

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Statements of changes in net assets |	TIAA-CREF Institutional Mutual Funds	concluded

	Inflation-Linked Bond Fund		Money Market Fund

	For the Years Ended September 30,		For the Years Ended September 30,

	2006	2005	2006	2005

CHANGES IN NET ASSETS

OPERATIONS
Net investment income	$22,727,324	$17,716,055	$12,669,770	$5,029,420
Net realized gain/(loss) on total investments	(5,087,836)	9,657,887	—	(373)
Net change in unrealized appreciation (depreciation) on total investments	(10,630,075)	(6,014,111)	—	—

Net increase from operations	7,009,413	21,359,831	12,669,770	5,029,047

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retirement Class	(47,939)	—	(386,577)	—
Institutional Class	(19,233,557)	(14,841,929)	(10,984,901)	(5,029,392)
Retail Class	(3,439,792)	(2,873,776)	(1,324,571)	—
From realized gains:
Institutional Class	(6,830,377)	(5,913,107)	—	—
Retail Class	(1,372,582)	(763,852)	—	—

Total distributions	(30,924,247)	(24,392,664)	(12,696,049)	(5,029,392)

SHAREHOLDER TRANSACTIONS (Note 5)
Retirement Class	5,630,426	—	43,806,807	—
Institutional Class	57,364,066	(53,715,287)	71,590,617	20,770,581
Retail Class	(6,786,084)	(25,180,291)	127,325,804	—

Net increase (decrease) from shareholder transactions	56,208,408	(78,895,578)	242,723,228	20,770,581

Net increase (decrease) in net assets	32,293,574	(81,928,411)	242,696,949	20,770,236

NET ASSETS
Beginning of period	395,912,452	477,840,863	200,544,973	179,774,737

End of period	$428,206,026	$395,912,452	$443,241,922	$200,544,973

Accumulated undistributed (distributions in excess of) net investment income included in net assets	$—	$350	$(9,047)	$27

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Financial highlights |	TIAA-CREF Institutional Mutual Funds

	Growth & Income Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006
	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.12	$8.16	$7.39	$6.14	$9.05	$8.12	$7.36	$6.14	$7.91	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.13	0.10	0.07	0.14	0.18	0.12	0.10	0.09	0.08
Net realized and unrealized gain (loss) on total investments	0.77	0.95	0.75	1.22	0.76	0.93	0.76	1.22	(1.78)	0.24

Total gain (loss) from investment operations	0.89	1.08	0.85	1.29	0.90	1.11	0.88	1.32	(1.69)	0.32

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.08)	(0.04)	(0.15)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)
Net realized gains	(1.14)	—	—	—	(1.14)	—	—	—	—	—

Total distributions	(1.25)	(0.12)	(0.08)	(0.04)	(1.29)	(0.18)	(0.12)	(0.10)	(0.08)	(0.05)

Net asset value, end of period	$8.76	$9.12	$8.16	$7.39	$8.66	$9.05	$8.12	$7.36	$6.14	$10.27

TOTAL RETURN	10.62%	13.32%	11.47%	21.14%	10.87%	13.70%	11.89%	21.62%	(21.51)%	3.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$86,918	$58,731	$35,874	$8,027	$97,494	$141,199	$625,503	$505,404	$376,529	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.46%	0.53%	0.48%	0.42%	0.15%	0.14%	0.15%	0.29%	4.10	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.46%	0.44%	0.47%	0.13%	0.15%	0.14%	0.14%	0.22%	0.43	%(b)
Ratio of net investment income to average net assets	1.36%	1.43%	1.17%	1.02%	1.58%	2.04%	1.46%	1.48%	1.18%	1.55	%(b)
Portfolio turnover rate	133%	223%	77%	150%	133%	223%	77%	150%	128%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class				Institutional Class					Retail Class

										For the Period March 31, 2006 (commencement of operations) to September 30, 2006
	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.41	$10.49	$8.65	$6.86	$12.17	$10.29	$8.56	$6.86	$8.08	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.19	0.17	0.13	0.19	0.21	0.20	0.17	0.15	0.05
Net realized and unrealized gain (loss) on total investments	2.13	2.40	1.69	1.66	2.15	2.43	1.69	1.65	(1.29)	0.58

Total gain (loss) from investment operations	2.29	2.59	1.86	1.79	2.34	2.64	1.89	1.82	(1.14)	0.63

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.02)	—	(0.22)	(0.20)	(0.16)	(0.12)	(0.08)	—
Net realized gains	(0.84)	(0.56)	—	—	(0.84)	(0.56)	—	—	—	—

Total distributions	(0.98)	(0.67)	(0.02)	—	(1.06)	(0.76)	(0.16)	(0.12)	(0.08)	—

Net asset value, end of period	$13.72	$12.41	$10.49	$8.65	$13.45	$12.17	$10.29	$8.56	$6.86	$10.63

TOTAL RETURN	19.68%	25.34%	21.45%	26.15%	20.60%	26.45%	22.17%	26.90%	(14.28)%	6.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$519,870	$231,867	$77,400	$9,863	$649,747	$668,009	$528,959	$370,026	$205,899	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.56%	0.58%	0.61%	0.45%	0.21%	0.20%	0.27%	0.44%	1.36	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.56%	0.55%	0.54%	0.45%	0.21%	0.20%	0.20%	0.29%	0.80	%(b)
Ratio of net investment income to average net assets	1.27%	1.67%	1.63%	1.61%	1.48%	1.89%	1.98%	2.20%	1.80%	0.94	%(b)
Portfolio turnover rate	164%	147%	151%	156%	164%	147%	151%	156%	78%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The Retirement Class commenced operations on October 1, 2002.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Fund

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.03		0.05		0.03
Net realized and unrealized gain (loss) on total investments	(0.36)		(0.37)		(0.36)

Total gain (loss) from investment operations	(0.33)		(0.32)		(0.33)

Less distributions from:
Net investment income	—		—		—
Net realized gains	—		—		—

Total distributions	—		—		—

Net asset value, end of period	$9.67		$9.68		$9.67

TOTAL RETURN	(3.30	)%(c)	(3.20	)%(c)	(3.30	)%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,145		$12,465		$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	6.76	%(b)	1.97	%(b)	5.35	%(b)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38	%(b)	0.13	%(b)	0.43	%(b)
Ratio of net investment income to average net assets	0.69	%(b)	0.97	%(b)	0.61	%(b)
Portfolio turnover rate	81%		81%		81%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.43	$13.41	$11.55	$9.16	$10.00	$14.41	$13.40	$11.59	$9.16	$10.00	$14.17	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.26	0.24	0.21	0.01	0.27	0.30	0.28	0.25	0.01	0.25	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.75	1.90	2.23	2.24	(0.85)	1.75	1.92	2.22	2.22	(0.85)	1.71	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	1.98	2.16	2.47	2.45	(0.84)	2.02	2.22	2.50	2.47	(0.84)	1.96	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.25)	(0.16)	(0.06)	(0.06)	—	(0.22)	(0.23)	(0.14)	(0.04)	—	(0.29)	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—	(0.48)	(0.98)	(0.55)	—	—

Total distributions	(0.73)	(1.14)	(0.61)	(0.06)	—	(0.70)	(1.21)	(0.69)	(0.04)	—	(0.77)	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$15.68	$14.43	$13.41	$11.55	$9.16	$15.73	$14.41	$13.40	$11.59	$9.16	$15.36	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	14.21%	16.23%	21.59%	26.94%	(8.40)%	14.47%	16.73%	21.96%	26.98%	(8.40)%	14.35%	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$257,287	$159,064	$69,314	$9,943	$92	$215,614	$216,512	$31,289	$14,822	$92	$198,739	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.68%	0.48%	0.51%	0.54%	0.03%	0.38%	0.14%	0.17%	0.21%	0.01%	0.53%	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.67%	0.48%	0.48%	0.47%	0.03%	0.38%	0.14%	0.14%	0.14%	0.01%	0.53%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.54%	1.82%	1.87%	1.89%	0.09%	1.84%	2.11%	2.20%	2.31%	0.11%	1.69%	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%	115%	113%	154%	185%	25%

(a)     Based on average shares outstanding.

(b)     The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class									Institutional Class						Retail Class

									For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)								For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,									For the Years Ended September 30,						For the Years Ended September 30,

	2006		2005		2004		2003			2006	2005	2004	2003			2006	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$16.88		$14.23		$12.97		$9.21		$10.00	$17.01	$14.30	$13.02	$9.21		$10.00	$16.89	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (loss) (a)	0.02		0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)	0.06	0.06	0.05	0.04		0.00 (c)	0.02	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	0.39		3.31		1.76		3.76		(0.79)	0.41	3.33	1.76	3.77		(0.79)	0.40	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	0.41		3.32		1.76		3.76		(0.79)	0.47	3.39	1.81	3.81		(0.79)	0.42	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	—		(0.00	)(c)	—	(0.02)	(0.01)	(0.03)	—		—	(0.01)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.45)	(0.67)	(0.50)	(0.00	)(c)	—	(0.45)	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.45)		(0.67)		(0.50)		(0.00	)(c)	—	(0.47)	(0.68)	(0.53)	(0.00)		—	(0.46)	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.84		$16.88		$14.23		$12.97		$9.21	$17.01	$17.01	$14.30	$13.02		$9.21	$16.85	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	2.42%		23.72%		13.48%		40.85%		(7.90)%	2.72%	24.12%	13.88%	41.37%		(7.90)%	2.37%	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$164,771		$131,943		$74,600		$25,519		$92	$34,088	$20,808	$3,684	$1,887		$92	$68,416	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.72%		0.48%		0.54%		0.73%		0.03%	0.50%	0.15%	0.17%	0.39%		0.01%	0.68%	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.69%		0.48%		0.48%		0.47%		0.03%	0.43%	0.15%	0.14%	0.14%		0.01%	0.68%	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income to average net assets	0.13%		0.06%		(0.01)%		(0.02)%		0.02%	0.36%	0.39%	0.32%	0.31%		0.04%	0.13%	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	147%		115%		148%		162%		19%	147%	115%	148%	162%		19%	147%	115%		148%		162%		19%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	Amount represents less than $0.01 per share.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class					Institutional Class					Retail Class

					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$17.52	$14.38	$11.95	$9.03	$10.00	$17.57	$14.44	$12.02	$9.03	$10.00	$17.36	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.21	0.25	0.21	0.18	0.01	0.26	0.30	0.26	0.22	0.01	0.22	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	1.87	3.60	2.73	2.80	(0.98)	1.87	3.62	2.74	2.81	(0.98)	1.85	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	2.08	3.85	2.94	2.98	(0.97)	2.13	3.92	3.00	3.03	(0.97)	2.07	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.21)	(0.14)	(0.06)	(0.06)	—	(0.23)	(0.22)	(0.13)	(0.04)	—	(0.22)	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.88)	(0.57)	(0.45)	—	—	(0.88)	(0.57)	(0.45)	—	—	(0.87)	(0.57)	(0.45)	—	—

Total distributions	(1.09)	(0.71)	(0.51)	(0.06)	—	(1.11)	(0.79)	(0.58)	(0.04)	—	(1.09)	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$18.51	$17.52	$14.38	$11.95	$9.03	$18.59	$17.57	$14.44	$12.02	$9.03	$18.34	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	12.42%	27.20%	24.82%	33.27%	(9.70)%	12.68%	27.63%	25.36%	33.63%	(9.70)%	12.51%	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$318,024	$266,360	$92,268	$15,669	$90	$38,173	$25,868	$8,042	$4,009	$90	$125,871	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.69%	0.48%	0.52%	0.65%	0.03%	0.47%	0.15%	0.17%	0.32%	0.01%	0.63%	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.68%	0.48%	0.48%	0.47%	0.03%	0.43%	0.15%	0.14%	0.14%	0.01%	0.63%	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets	1.20%	1.50%	1.54%	1.52%	0.12%	1.46%	1.82%	1.88%	2.05%	0.14%	1.25%	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%	131%	110%	173%	215%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class						Institutional Class						Retail Class

						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)						For the Period September 4, 2002 (commence- ment of operations) to September 30, 2002 (b)

	For the Years Ended September 30,						For the Years Ended September 30,						For the Years Ended September 30,

	2006	2005	2004		2003		2006	2005	2004		2003		2006	2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$15.71	$14.20	$12.62		$9.27	$10.00	$15.84	$14.29	$12.68		$9.27	$10.00	$15.65	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.12	0.09		0.11	0.01	0.10	0.17	0.14		0.14	0.02	0.07	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	1.40	2.19	2.46		3.28	(0.74)	1.41	2.20	2.48		3.29	(0.75)	1.39	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	1.46	2.31	2.55		3.39	(0.73)	1.51	2.37	2.62		3.43	(0.73)	1.46	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.04)		(0.04)	—	(0.11)	(0.12)	(0.08)		(0.02)	—	(0.12)	(0.13)	(0.13)		(0.04)	—
Net realized gains	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—	(1.33)	(0.70)	(0.93)		—	—

Total distributions	(1.44)	(0.80)	(0.97)		(0.04)	—	(1.44)	(0.82)	(1.01)		(0.02)	—	(1.45)	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.73	$15.71	$14.20	(c)	$12.62	$9.27	$15.91	$15.84	$14.29	(c)	$12.68	$9.27	$15.66	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	9.90%	16.35%	20.53	%(c)	36.65%	(7.30)%	10.15%	16.69%	20.98	%(c)	37.12%	(7.30)%	9.97%	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,828	$170,413	$116,445		$29,036	$93	$115,273	$116,652	$45,429		$18,702	$93	$85,719	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.72%	0.48%	0.54%		0.95%	0.03%	0.43%	0.15%	0.20%		0.62%	0.01%	0.61%	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.69%	0.48%	0.48%		0.47%	0.03%	0.41%	0.15%	0.14%		0.14%	0.01%	0.61%	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets	0.39%	0.78%	0.68%		0.89%	0.15%	0.66%	1.11%	1.03%		1.25%	0.17%	0.48%	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%	264%	273%	295%		328%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

			Equity Index Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006 (b)							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$9.97	$8.85	$8.07	$6.48	$8.06	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.07		0.17	0.18	0.15	0.13	0.11	0.08
Net realized and unrealized gain (loss) on total investments	0.17		0.78	1.09	0.99	1.53	(1.63)	0.17

Total gain (loss) from investment operations	0.24		0.95	1.27	1.14	1.66	(1.52)	0.25

Less distributions from:
Net investment income	—		(0.17)	(0.15)	(0.29)	(0.05)	(0.06)	—
Net realized gains	—		(0.66)	—	(0.07)	(0.02)	—	—

Total distributions	—		(0.83)	(0.15)	(0.36)	(0.07)	(0.06)	—

Net asset value, end of period	$10.24		$10.09	$9.97	$8.85	$8.07	$6.48	$10.25

TOTAL RETURN	2.40%		10.08%	14.40%	14.17%	25.79%	(19.04)%	2.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,909		$633,027	$606,341	$766,707	$1,355,731	$419,771	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	4.07	%(c)	0.08%	0.09%	0.08%	0.09%	0.27%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34	%(c)	0.08%	0.09%	0.08%	0.08%	0.17%	0.24	%(c)
Ratio of net investment income to average net assets	1.39	%(c)	1.74%	1.94%	1.67%	1.71%	1.41%	1.53	%(c)
Portfolio turnover rate	32%		32%	24%	26%	5%	14%	32%

(a)	Based on average shares outstanding.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class				Institutional Class						Retail Class

											For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	For the Years Ended September 30,				For the Years Ended September 30,

	2006	2005	2004	2003 (c)	2006		2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.23	$9.08	$8.01	$6.41	$10.13		$8.96	$7.96	$6.41	$8.03	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.14	0.10	0.09	0.18		0.18	0.14	0.12	0.11	0.10
Net realized and unrealized gain (loss) on total investments	0.81	1.17	1.00	1.54	0.80		1.16	0.99	1.52	(1.64)	0.08

Total gain (loss) from investment operations	0.96	1.31	1.10	1.63	0.98		1.34	1.13	1.64	(1.53)	0.18

Less distributions from:
Net investment income	(0.11)	(0.12)	(0.03)	(0.03)	(0.14)		(0.13)	(0.13)	(0.09)	(0.09)	—
Net realized gains	—	(0.04)	—	—	(0.00	)(h)	(0.04)	—	—	—	—

Total distributions	(0.11)	(0.16)	(0.03)	(0.03)	(0.14)		(0.17)	(0.13)	(0.09)	(0.09)	—

Net asset value, end of period	$11.08	$10.23	$9.08	$8.01	$10.97		$10.13	$8.96	$7.96	$6.41	$10.18

TOTAL RETURN	9.45%	14.41%	13.78%	25.42%	9.77%		15.03%	14.23%	25.89%	(19.34)%	1.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$79,640	$50,855	$28,870	$8,936	$129,712		$114,491	$82,778	$50,790	$36,180	$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.44%	0.52%	0.48%	0.19%		0.10%	0.10%	0.13%	0.81%	0.99	%(e)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.44%	0.44%	0.43%	0.17%		0.10%	0.08%	0.08%	0.18%	0.40	%(e)
Ratio of net investment income to average net assets	1.41%	1.46%	1.15%	1.16%	1.69%		1.87%	1.54%	1.65%	1.34%	1.95	%(e)
Portfolio turnover rate	18%	17%	7%	28%	18%		17%	7%	28%	22%	18%

(a)	Based on average shares outstanding.

(c)	The Retirement Class commenced operations on October 1, 2002.

(e)	The percentages shown for this period are annualized.

(h)	Amount represents less than $0.01.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	For the Years Ended September 30,					For the Years Ended September 30,

	2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.66	$13.62	$12.40	$9.72	$10.00	$14.46	$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.48	0.50	0.57	0.05	0.34	0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	2.76	2.53	2.49	2.39	(0.31)	2.69	2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	3.07	3.01	2.99	2.96	(0.26)	3.03	2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.49)	(0.51)	(0.43)	(0.27)	(0.02)	(0.57)	(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.58)	(1.46)	(1.34)	(0.01)	—	(1.58)	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.07)	(1.97)	(1.77)	(0.28)	(0.02)	(2.15)	(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$15.66	$14.66	$13.62	$12.40	$9.72	$15.34	$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	23.45%	22.86%	25.81%	30.92%	(2.58)%	23.49%	22.87%	26.30%	30.94%	(2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$197,157	$150,382	$69,980	$14,207	$97	$218,442	$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.71%	0.48%	0.50%	0.51%	0.03%	0.42%	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.70%	0.48%	0.47%	0.48%	0.03%	0.42%	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets	2.14%	3.36%	3.88%	4.81%	0.51%	2.40%	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	174%	244%	349%	317%	15%	174%	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds

	Real Estate Securities Fund

	Retail Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

	2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.70	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	3.01	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.58)	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.09)	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$15.27	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	23.50%	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$189,084	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.62%	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.62%	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets	2.21%	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	174%	244%	349%	317%	15%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

198 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Managed Allocation Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.11		0.11		0.13
Net realized and unrealized gain (loss) on total investments	0.11		0.11		0.10

Total gain (loss) from investment operations	0.22		0.22		0.23

Less distributions from:
Net investment income	(0.09)		(0.11)		(0.07)
Net realized gains	—		—		—

Total distributions	(0.09)		(0.11)		(0.07)

Net asset value, end of period	$10.13		$10.11		$10.16

TOTAL RETURN	2.17	%(c)	2.25	%(c)	2.36	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$8,358		$2,046		$7,505
Ratio of expenses to average net assets before expense reimbursement	1.59	%(b)	1.50	%(b)	1.38	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.25	%(b)	0.00	%(b)	0.00	%(b)
Ratio of net investment income to average net assets	2.14	%(b)	2.26	%(b)	2.56	%(b)
Portfolio turnover rate	8%		8%		8%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 199

Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.10	$10.29	$10.81	$10.72	$10.58	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.47	0.42	0.41	0.44	0.52	0.23
Net realized and unrealized gain (loss) on total investments	0.11		(0.13)	(0.14)	(0.06)	0.17	0.33	0.11

Total gain (loss) from investment operations	0.35		0.34	0.28	0.35	0.61	0.85	0.34

Less distributions from:
Net investment income	(0.22)		(0.47)	(0.42)	(0.42)	(0.44)	(0.52)	(0.23)
Net realized gains	—		—	(0.04)	(0.45)	(0.08)	(0.19)	—
Return of capital	—		—	(0.01)	—	—	—	—

Total distributions	(0.22)		(0.47)	(0.47)	(0.87)	(0.52)	(0.71)	(0.23)

Net asset value, end of period	$10.13		$9.97	$10.10	$10.29	$10.81	$10.72	$10.11

TOTAL RETURN	3.52	%(b)	3.46%	2.86%	3.46%	5.84%	8.52%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,270		$1,709,874	$1,455,931	$931,386	$1,429,288	$1,170,560	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	7.70	%(c)	0.25%	0.14%	0.14%	0.14%	0.24%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55	%(c)	0.25%	0.14%	0.14%	0.14%	0.19%	0.60	%(c)
Ratio of net investment income to average net assets	4.69	%(c)	4.71%	4.10%	3.94%	4.08%	5.16%	4.63	%(c)
Portfolio turnover rate	183%		183%	274%	90%	169%	181%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds

	Bond Plus Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.25		0.26		0.25
Net realized and unrealized gain (loss) on total investments	0.10		0.10		0.10

Total gain (loss) from investment operations	0.35		0.36		0.35

Less distributions from:
Net investment income	(0.23)		(0.26)		(0.23)
Net realized gains	—		—		—

Total distributions	(0.23)		(0.26)		(0.23)

Net asset value, end of period	$10.12		$10.10		$10.12

TOTAL RETURN	3.54	%(c)	3.62	%(c)	3.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,474		$57,393		$2,581
Ratio of expenses to average net assets before expense reimbursement	4.86	%(b)	0.62	%(b)	3.73	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.55	%(b)	0.35	%(b)	0.50	%(b)
Ratio of net investment income to average net assets	5.03	%(b)	5.15	%(b)	5.06	%(b)
Portfolio turnover rate	92%		92%		92%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

202 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Short-Term Bond Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.24		0.24		0.24
Net realized and unrealized gain (loss) on total investments	0.03		0.04		0.03

Total gain (loss) from investment operations	0.27		0.28		0.27

Less distributions from:
Net investment income	(0.21)		(0.24)		(0.22)
Net realized gains	—		—		—

Total distributions	(0.21)		(0.24)		(0.22)

Net asset value, end of period	$10.06		$10.04		$10.05

TOTAL RETURN	2.75	%(c)	2.83	%(c)	2.75	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$2,473		$56,867		$3,331
Ratio of expenses to average net assets before expense reimbursement	4.50	%(b)	0.55	%(b)	2.88	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.50	%(b)	0.30	%(b)	0.45	%(b)
Ratio of net investment income to average net assets	4.76	%(b)	4.87	%(b)	4.82	%(b)
Portfolio turnover rate	83%		83%		83%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 203

Financial highlights |	TIAA-CREF Institutional Mutual Funds

	High-Yield Fund II

	Retirement Class		Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.36		0.35		0.35
Net realized and unrealized gain (loss) on total investments	(0.12)		(0.08)		(0.09)

Total gain (loss) from investment operations	0.24		0.27		0.26

Less distributions from:
Net investment income	(0.32)		(0.35)		(0.32)
Net realized gains	—		—		—

Total distributions	(0.32)		(0.35)		(0.32)

Net asset value, end of period	$9.92		$9.92		$9.94

TOTAL RETURN	2.51	%(c)	2.82	%(c)	2.72	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,620		$53,478		$2,819
Ratio of expenses to average net assets before expense reimbursement	5.28	%(b)	0.67	%(b)	3.56	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.60	%(b)	0.40	%(b)	0.55	%(b)
Ratio of net investment income to average net assets	7.19	%(b)	7.16	%(b)	7.13	%(b)
Portfolio turnover rate	26%		26%		26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

204 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Tax-Exempt Bond Fund II

	Institutional Class		Retail Class

	For the period March 31, 2006 (commencement of operations) to September 30, 2006		For the period March 31, 2006 (commencement of operations) to September 30, 2006

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.19		0.19
Net realized and unrealized gain (loss) on total investments	0.19		0.18

Total gain (loss) from investment operations	0.38		0.37

Less distributions from:
Net investment income	(0.19)		(0.17)
Net realized gains	—		—

Total distributions	(0.19)		(0.17)

Net asset value, end of period	$10.19		$10.20

TOTAL RETURN	3.85	%(c)	3.77	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$51,414		$4,302
Ratio of expenses to average net assets before expense reimbursement	0.63	%(b)	2.93	%(b)
Ratio of expenses to average net assets after expense reimbursement	0.35	%(b)	0.50	%(b)
Ratio of net investment income to average net assets	3.79	%(b)	3.77	%(b)
Portfolio turnover rate	73%		73%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are annualized.

(c)	The percentages shown for this period are not annualized.

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 205

Financial highlights |	TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (b)

			For the Years Ended September 30,					For the Years Ended September 30,

			2006	2005	2004	2003		2006	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.00		$10.69	$10.75	$10.51	$10.12	$10.00	$10.54	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.31		0.56	0.43	0.45	0.37	0.02	0.54	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.09		(0.39)	0.12	0.30	0.31	0.12	(0.39)	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.40		0.17	0.55	0.75	0.68	0.14	0.15	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.21)		(0.57)	(0.46)	(0.42)	(0.29)	(0.02)	(0.55)	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	—		(0.21)	(0.15)	(0.09)	—	—	(0.21)	(0.15)	(0.09)	—	—

Total distributions	(0.21)		(0.78)	(0.61)	(0.51)	(0.29)	(0.02)	(0.76)	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.19		$10.08	$10.69	$10.75	$10.51	$10.12	$9.93	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	4.04	%(b)	1.70%	5.19%	7.36%	6.82%	1.37%	1.53%	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,661		$363,157	$325,636	$382,305	$223,138	$101	$59,388	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	2.44	%(d)	0.28%	0.14%	0.15%	0.15%	0.01%	0.47%	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.55	%(d)	0.28%	0.14%	0.14%	0.14%	0.01%	0.43%	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets	6.08	%(d)	5.46%	3.97%	4.27%	3.56%	0.23%	5.32%	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	83%		83%	239%	151%	210%	0%	83%	239%	151%	210%	0%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(d)	The percentages shown for this period are annualized.

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Financial highlights |	TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Retirement Class		Institutional Class					Retail Class

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006							For the Period March 31, 2006 (commencement of operations) to September 30, 2006

			For the Years Ended September 30,

			2006	2005	2004	2003	2002

SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	0.03		0.05	0.03	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on total investments	—		—	—	—	—	—	—

Total gain from investment operations	0.03		0.05	0.03	0.01	0.01	0.02	0.03

Less distributions from:
Net investment income	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)
Net realized gains	—		—	—	—	—	—	—

Total distributions	(0.03)		(0.05)	(0.03)	(0.01)	(0.01)	(0.02)	(0.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.45	%(b)	4.70%	2.68%	1.10%	1.27%	1.89%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$43,804		$272,119	$200,545	$179,775	$175,247	$188,394	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71	%(c)	0.14%	0.09%	0.09%	0.10%	0.28%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35	%(c)	0.13%	0.09%	0.09%	0.09%	0.16%	0.25	%(c)
Ratio of net investment income to average net assets	5.07	%(c)	4.65%	2.65%	1.10%	1.27%	1.71%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

208 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 209

Notes to financial statements

Note 1—significant accounting policies

TIAA-CREF Institutional Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end investment company. The Funds currently consist of thirty-six series. The Large-Cap Growth, Managed Allocation II, High-Yield II, Bond Plus II, Tax-Exempt Bond II, and Short-Term Bond II Funds commenced operations on March 31, 2006. Seven Funds, known as the TIAA-CREF Lifecycle Funds, are presented in a separate shareholder report.

At the commencement of operations of each of these Funds and classes, Teachers Insurance and Annuity Association of America (“TIAA”) invested in each Fund and class. As of September 30, 2006, TIAA had investments in the Funds as follows:

	Value of TIAA’s investments at September 30, 2006

Fund	Retirement Class	Institutional Class	Retail Class	Total

Growth & Income	$—	$—	$516,101	$516,101
International Equity	—	—	531,500	531,500
Large-Cap Growth	483,500	8,712,000	483,500	9,679,000
Equity Index	512,000	—	512,500	1,024,500
Social Choice Equity	—	—	509,000	509,000
Real Estate Securities	238,922	240,029	19,149,273	19,628,224
Managed Allocation II	510,865	2,044,988	511,819	3,067,672
Bond	517,587	—	517,115	1,034,702
Bond Plus II	517,679	50,774,085	517,758	51,809,522
Short-Term Bond II	513,758	50,388,810	513,734	51,416,302
High-Yield II	512,539	50,380,600	513,588	51,406,727
Tax-Exempt Bond II	—	51,403,287	518,835	51,922,122
Inflation-Linked Bond	520,219	—	—	520,219
Money Market	512,210	—	512,615	1,024,825

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. The Funds offer up to three share classes, although any one Fund may not necessarily offer all three classes. The Funds may offer Retirement, Institutional and Retail classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class. Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, primarily through TIAA or its affiliates, in connection with certain employee benefit plans. Institutional Class shares are offered to certain intermediaries affiliated with TIAA, such as TIAA-CREF Trust Company, Federal Savings Bank, or other persons, such as state-sponsored tuition saving plans, who have entered into a contract with an affiliate of TIAA, including through certain employee benefit plans. Retail Class shares are offered directly to the investing public. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of

210 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost. Investments in other registered investment companies are valued at their net asset value. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

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Notes to financial statements	continued

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in underlying funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Distributions received from Real Estate Investment Trusts (“REITs”) are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, realized gains and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by each REIT, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported.

Mortgage dollar roll transactions: The Funds may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery and contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Funds’ policy is to record the dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S.

212 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the year ended September 30, 2006.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 213

Notes to financial statements	continued

losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Bond Fund, Bond Plus II Fund and Inflation-Linked Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index. The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, are declared and paid annually for each of the Funds, except for the Growth & Income, Real Estate Securities, Managed Allocation II and the Inflation-Linked Bond Funds for which distributions are declared and paid quarterly; for the Bond Plus II, Short-Term Bond II, High Yield II and the Bond Funds where distributions are declared and paid monthly; and for the Money Market Fund where distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds.

214 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REITs adjustments, foreign currency transactions, distribution reclassification, and gains on certain equity securities designated and issued by “passive foreign investment companies.”

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2006, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, gains and losses on redemptions in-kind, stock issuance expenses and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 215

Notes to financial statements	continued

Income and expenses: Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for Service Agreement Fees, Distribution Fees, Transfer Agency Fees and Expenses, Registration Fees, and Report Printing and Mailing Fees, which are unique to each class of shares.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred.

Also, under the Funds’ organizational documents, the trustees and officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—investment advisor and affiliates

Under the terms of the Funds’ Investment Management Agreement, Advisors provides asset management services to each Fund for an annual fee, payable monthly. Under the terms of the Funds’ Services Agreement, the Retirement Class of each Fund incurs an annual fee, payable monthly, for certain administrative costs associated with offering Retirement Class shares on retirement plan platforms. Under the terms of a Distribution (12b-1) Plan, the Retail Class of each Fund reimburses TPIS for amounts incurred up to 0.25% of average daily net assets to distribute the Retail Class of each Fund. TPIS has agreed to waive reimbursement under the Distribution Plan through September 30, 2007. Advisors has agreed to reimburse Funds if expense ratios exceed certain percentages. These reimbursements and waivers are contractual and will remain in effect through September 30, 2007 for actively managed Funds and April 30, 2010 for Funds managed to an index. For the period February 1, 2006 through September 30, 2006, the Investment Management Fee, Service Agreement Fee, Distribution Fee and maximum expense amounts are equal to the following annual percentage of average daily net assets for each class of shares:

216 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Investment Management Fee Range		Service Agreement Fee	Maximum Distribution Fee	Maximum Expense Amounts

Fund			Retirement Class	Retail Class	Retirement Class*	Institutional Class*	Retail Class**

Growth & Income†	0.39 – 0.45‡	%	0.25%	0.25%	0.30%	0.05%	0.43%
International Equity†	0.44 – 0.50		0.25	0.25	0.30	0.10	0.80
Large-Cap Growth†	0.39 – 0.45‡		0.25	0.25	0.30	0.05	0.43
Large-Cap Value†	0.39 – 0.45		0.25	0.25	0.30	0.05	0.80
Mid-Cap Growth†	0.42 – 0.48		0.25	0.25	0.30	0.07	0.85
Mid-Cap Value†	0.42 – 0.48		0.25	0.25	0.30	0.07	0.85
Small-Cap Equity†	0.42 – 0.48		0.25	0.25	0.30	0.07	0.85
Equity Index	0.04		0.25	0.25	0.30	0.04	0.24
Social Choice Equity	0.15		0.25	0.25	0.30	0.05	0.40
Real Estate Securities†	0.44 – 0.50		0.25	0.25	0.30	0.05	0.90
Managed Allocation II	—		0.25	0.25	0.25	—	—
Bond†	0.27 – 0.30		0.25	0.25	0.30	0.05	0.60
Bond Plus II†	0.27 – 0.30		0.25	0.25	0.25	0.05	0.50
Short-Term Bond II†	0.22 – 0.25		0.25	0.25	0.25	0.05	0.45
High Yield II†	0.32 – 0.35		0.25	0.25	0.25	0.05	0.55
Tax-Exempt Bond II†	0.27 – 0.30		—	0.25	—	0.05	0.50
Inflation-Linked Bond†	0.27 – 0.30		0.25	0.25	0.25	0.05	0.50
Money Market	0.10		0.25	0.25	0.25	0.05	0.30

†	These Funds are subject to a breakpoint schedule on their management fees, which reduce these fees as the Fund’s net assets increase.

‡	0.08% after waiver, through September 30, 2007.

*	Maximum expense amounts reflect all expenses, excluding investment management fees.

**	Maximum expense amounts reflect all expenses, including investment management fees.

Prior to February 1, 2006, the Funds’ expense structure included different fee rates and certain other expenses were unitary in nature. Each Fund had an Investment Management Agreement that provided for a different annual fee rate during this period. Under the terms of the Funds’ Services Agreement, Advisors provided transfer agency, accounting and administration services for each Fund Class for an annual fee, payable monthly. Also during the period prior to February 1, 2006, Advisors agreed to reimburse the Funds if expense ratios exceed certain percentages. For the period October 1, 2005 through January 31, 2006, the Investment Management Fee, Services Fee and maximum expense amounts were equal to the following annual percentage of average daily net assets for each class of shares:

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Notes to financial statements	continued

	Investment Management Fee	Service Agreement Fee			Maximum Expense Amounts

Fund		Retirement Class	Institutional Class	Retail Class	Retirement Class	Institutional Class	Retail Class

Large-Cap Value	0.08%	0.34%	0.04%	0.33%	0.48%	0.14%	0.44%
Mid-Cap Growth	0.08	0.34	0.04	0.33	0.48	0.15	0.44
Mid-Cap Value	0.08	0.34	0.04	0.33	0.48	0.15	0.44
Small-Cap Equity	0.08	0.34	0.04	0.19	0.48	0.15	0.30
Real Estate Securities	0.09	0.34	0.04	0.33	0.47	0.16	0.45
Inflation-Linked Bond	0.09	—	0.03	0.18	—	0.14	0.30

In May 2006, Advisors discovered misallocations of income and net capital gains between share classes of the Social Choice Equity Fund, the Growth & Income Fund, and the International Equity Fund. In connection with remediating those misallocations, on August 29, 2006, Advisors made payments of approximately $125,000 and $215,000 to the Growth & Income Fund and Social Choice Equity Fund, respectively. Those payments are reflected as “other income” in the respective statements of operations for those Funds. The effect on net assets per share at September 30, 2006 resulting from correcting amounts related to the prior fiscal year was to increase (decrease) net assets per share for Growth & Income Retirement and Institutional classes by $0.004 and ($0.003), respectively, and Social Choice Equity Retirement and Institutional classes by $0.008 and ($0.005), respectively, for the year ended September 30, 2006. In addition, subsequent to September 30, 2006, Advisors made payments of approximately $2.4 million directly to shareholders of the International Equity Fund.

218 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

Note 3—investments

At September 30, 2006, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Growth & Income	$166,331,615	$21,531,988	$(1,325,315)	$20,206,673
International Equity	990,513,802	180,355,383	(8,454,975)	171,900,408
Large-Cap Growth	16,391,867	725,440	(338,573)	386,867
Large-Cap Value	615,427,369	73,239,415	(11,445,233)	61,794,182
Mid-Cap Growth	245,120,696	29,906,487	(6,841,985)	23,064,502
Mid-Cap Value	438,867,275	50,627,252	(8,764,313)	41,862,939
Small-Cap Equity	404,948,131	30,531,149	(18,512,425)	12,018,724
Equity Index	482,757,276	169,188,991	(10,433,573)	158,755,418
Social Choice Equity	200,770,771	35,868,800	(5,412,613)	30,456,187
Real Estate Securities	519,265,689	90,609,215	(9,881,071)	80,728,144
Managed Allocation II	17,414,137	494,024	—	494,024
Bond	1,791,537,560	7,513,895	(15,823,563)	(8,309,668)
Bond Plus II	61,005,745	745,072	(34,006)	711,066
Short-Term Bond II	62,318,957	344,316	(11,422)	332,894
High-Yield II	62,239,246	512,579	(658,720)	(146,141)
Tax-Exempt Bond II	55,509,709	1,087,968	(175)	1,087,793
Inflation-Linked Bond	433,534,796	939,948	(9,887,154)	(8,947,206)

At September 30, 2006, these Funds held the following open futures contracts:

Fund	Future	Number of Contracts	Market Value	Expiration Date	Unrealized Gain/(Loss)

Small-Cap Equity	Mini Russell	73	$5,344,330	December 2006	$41,309

Equity Index	E-mini S&P 500 Index	6	403,620	December 2006	(75)
Equity Index	Mini Russell	1	73,210	December 2006	(162)

			476,830		(237)

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Notes to financial statements	continued

Purchases and sales of securities (other than short-term money market instruments) for all of the Funds, except the Money Market Fund, for the year ended September 30, 2006, were as follows:

Fund	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales

Growth & Income	$241,476,866	$—	$271,432,235	$—
International Equity	1,789,850,512	—	1,713,567,059	—
Large-Cap Growth	27,385,938	—	10,599,600	—
Large-Cap Value	756,300,975	—	701,143,770	—
Mid-Cap Growth	446,135,224	—	394,556,096	—
Mid-Cap Value	616,240,909	—	567,785,894	—
Small-Cap Equity	1,077,955,122	—	1,057,623,978	—
Equity Index	203,222,862	—	217,655,825	—
Social Choice Equity	84,674,889	—	34,633,149	—
Real Estate Securities	963,754,901	—	1,003,365,200	—
Managed Allocation II	18,236,271	—	815,670	—
Bond	360,548,214	2,769,504,525	293,823,636	2,573,120,254
Bond Plus II	16,886,875	88,978,309	3,731,110	43,432,052
Short-Term Bond II	17,282,541	85,669,848	3,836,549	39,105,616
High-Yield II	68,251,327	—	12,737,145	—
Tax-Exempt Bond II	78,092,600	14,143,164	24,152,492	14,064,844
Inflation-Linked Bond	—	388,098,946	—	345,016,019

Note 4—trustee fees

Each Fund pays the trustees, all of whom are independent, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees also participate in a long-term compensation plan. Trustees’ fees, including any deferred and long-term compensation, incurred for the year ended September 30, 2006 are reflected in the Statements of Operations.

220 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

Note 5—shareholder transactions

	Growth & Income Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$34,943,023	4,041,075	$22,734,164	2,598,079
Reinvestment of distributions	9,033,673	1,084,585	660,128	74,722
Redemptions	(14,076,560)	(1,642,306)	(5,470,959)	(626,083)

Net increase	$29,900,136	3,483,354	$17,923,333	2,046,718

Institutional Class:
Subscriptions	$9,656,103	1,135,489	$93,344,328	10,859,994
Reinvestment of distributions	12,593,734	1,531,990	7,110,503	811,965
Redemptions	(63,717,020)	(7,021,167)	(636,186,203)	(73,122,791)

Net decrease	$(41,467,183)	(4,353,688)	$(535,731,372)	(61,450,832)

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	995,495	100,350	—	—
Reinvestment of distributions	10,296	1,018	—	—
Exchanges	1,082,615	108,099	—	—
Redemptions	(32,517)	(3,263)	—	—

Net increase	$2,555,889	256,204	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

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Notes to financial statements	continued

	International Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$681,143,571	52,775,402	$296,937,957	26,038,903
Reinvestment of distributions	21,190,541	1,779,223	6,914,417	618,463
Exchanges	9,603	749	—	—
Redemptions	(454,185,021)	(35,347,477)	(174,286,674)	(15,360,612)

Net increase	$248,158,694	19,207,897	$129,565,700	11,296,754

Institutional Class:
Subscriptions	$91,206,347	7,378,868	$136,433,565	12,424,470
Reinvestment of distributions	45,158,779	3,892,999	31,946,874	2,928,208
Redemptions	(229,266,340)	(17,874,630)	(132,427,540)	(11,862,378)

Net increase/(decrease)	$(92,901,214)	(6,602,763)	$35,952,899	3,490,300

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	7,403,135	728,490	—	—
Exchanges	6,529,732	623,758	—	—
Redemptions	(912,453)	(90,435)	—	—

Net increase	$13,520,414	1,311,813	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

222 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Large-Cap Growth Fund

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,793,801	193,254
Redemptions	(202,621)	(21,383)

Net increase	$2,091,180	221,871

Institutional Class:
Seed money subscriptions	$9,000,000	900,000
Subscriptions	3,778,066	401,417
Redemptions	(131,265)	(13,740)

Net increase	$12,646,801	1,287,677

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,092,315	118,076
Exchanges	590,591	62,857
Redemptions	(35,748)	(3,837)

Net increase	$2,147,158	227,096

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 223

Notes to financial statements	continued

	Large-Cap Value Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$101,849,404	6,778,206	$103,818,818	7,354,612
Reinvestment of distributions	8,337,285	581,806	7,925,237	560,087
Redemptions	(28,921,764)	(1,970,424)	(28,844,323)	(2,062,116)

Net increase	$81,264,925	5,389,588	$82,899,732	5,852,583

Institutional Class:
Subscriptions	$87,020,796	5,825,282	$191,686,040	13,607,505
Reinvestment of distributions	9,828,424	684,907	466,404	33,102
Redemptions	(117,637,177)	(7,831,512)	(13,519,934)	(945,607)

Net increase/(decrease)	$(20,787,957)	(1,321,323)	$178,632,510	12,695,000

Retail Class:
Subscriptions	$18,867,527	1,303,298	$27,988,725	2,017,928
Reinvestment of distributions	9,188,701	655,418	12,711,732	915,641
Exchanges	4,047,145	265,858	(65,133)	11,747
Redemptions	(19,628,861)	(1,333,037)	(17,373,970)	(1,245,818)

Net increase	$12,474,512	891,537	$23,261,354	1,699,498

	Mid-Cap Growth Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$110,036,248	6,304,618	$59,233,206	3,736,241
Reinvestment of distributions	4,069,733	240,670	3,722,900	238,189
Redemptions	(78,626,814)	(4,577,016)	(21,683,798)	(1,400,685)

Net increase	$35,479,167	1,968,272	$41,272,308	2,573,745

Institutional Class:
Subscriptions	$13,553,571	829,376	$15,431,427	1,005,426
Reinvestment of distributions	504,957	29,634	79,187	5,041
Redemptions	(1,363,773)	(77,728)	(718,412)	(44,915)

Net increase	$12,694,755	781,282	$14,792,202	965,552

Retail Class:
Subscriptions	$14,612,772	841,297	$11,738,966	746,155
Reinvestment of distributions	1,739,369	102,890	2,150,315	137,354
Exchanges	(1,874,181)	(132,802)	(1,802,230)	(131,632)
Redemptions	(7,645,621)	(449,643)	(7,175,377)	(460,075)

Net increase	$6,832,339	361,742	$4,911,674	291,802

224 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Mid-Cap Value Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$85,956,306	4,881,459	$182,145,839	11,155,103
Reinvestment of distributions	17,368,312	1,020,465	6,496,574	404,771
Redemptions	(68,702,143)	(3,921,425)	(45,378,248)	(2,773,916)

Net increase	$34,622,475	1,980,499	$143,264,165	8,785,958

Institutional Class:
Subscriptions	$11,857,330	675,656	$16,133,113	1,021,024
Reinvestment of distributions	1,249,270	73,228	144,605	9,004
Redemptions	(2,953,836)	(167,853)	(1,880,221)	(114,607)

Net increase	$10,152,764	581,031	$14,397,497	915,421

Retail Class:
Subscriptions	$32,945,544	1,882,802	$26,815,357	1,660,612
Reinvestment of distributions	6,090,420	361,626	2,506,619	157,928
Exchanges	(1,968,870)	(108,404)	21,876,420	1,352,186
Redemptions	(13,577,698)	(778,141)	(8,433,887)	(517,793)

Net increase	$23,489,396	1,357,883	$42,764,509	2,652,933

	Small-Cap Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$143,101,280	9,139,058	$92,631,208	6,139,144
Reinvestment of distributions	16,142,021	1,092,893	7,697,878	497,600
Exchanges	25,000	1,588	—	—
Redemptions	(112,156,087)	(7,294,102)	(59,389,422)	(3,989,673)

Net increase	$47,112,214	2,939,437	$40,939,664	2,647,071

Institutional Class:
Subscriptions	$28,817,572	1,859,719	$68,311,360	4,602,201
Reinvestment of distributions	8,940,408	599,625	1,789,247	114,990
Redemptions	(41,100,995)	(2,579,301)	(8,156,759)	(532,333)

Net increase/(decrease)	$(3,343,015)	(119,957)	$61,943,848	4,184,858

Retail Class:
Subscriptions	$13,618,936	872,572	$12,337,091	825,853
Reinvestment of distributions	6,581,770	447,755	3,493,722	226,920
Exchanges	1,858,818	94,473	(3,808,935)	(260,863)
Redemptions	(7,751,145)	(502,880)	(9,084,765)	(606,149)

Net increase	$14,308,379	911,920	$2,937,113	185,761

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 225

Notes to financial statements	continued

	Equity Index Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	1,433,016	146,527	—	—
Redemptions	(101,554)	(10,171)	—	—

Net increase	$1,831,462	186,356	$—	—

Institutional Class:
Subscriptions	$221,354,616	22,837,428	$261,479,146	27,731,773
Reinvestment of distributions	41,512,043	4,369,690	11,064,982	1,152,597
Redemptions	(246,976,469)	(25,313,685)	(513,009,990)	(54,732,933)

Net increase (decrease)	$15,890,190	1,893,433	$(240,465,862)	(25,848,563)

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	3,602,349	366,815	—	—
Exchanges	2,770,373	280,894	—	—
Redemptions	(36,105)	(3,662)	—	—

Net increase	$6,836,617	694,047	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

226 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Social Choice Equity Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$33,230,624	3,128,733	$20,508,529	2,111,396
Reinvestment of distributions	602,407	57,155	536,549	54,417
Redemptions	(10,291,350)	(967,067)	(3,631,991)	(373,743)

Net increase	$23,541,681	2,218,821	$17,413,087	1,792,070

Institutional Class:
Subscriptions	$15,444,751	1,472,115	$39,690,462	4,172,755
Reinvestment of distributions	1,497,867	143,888	1,508,826	155,069
Redemptions	(11,500,557)	(1,091,747)	(20,854,261)	(2,258,745)

Net increase	$5,442,061	524,256	$20,345,027	2,069,079

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	18,946,628	1,945,848	—	—
Exchanges	796,192	82,162	—	—
Redemptions	(131,189)	(13,015)	—	—

Net increase	$20,111,631	2,064,995	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 227

Notes to financial statements	continued

	Real Estate Securities Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class:
Subscriptions	$81,872,341	5,582,523	$106,581,493	7,283,796
Reinvestment of distributions	19,356,953	1,421,641	15,837,551	1,113,143
Exchanges	(49,302)	(3,300)	—	—
Redemptions	(66,728,366)	(4,663,613)	(46,701,392)	(3,277,163)

Net increase	$34,451,626	2,337,251	$75,717,652	5,119,776

Institutional Class:
Subscriptions	$59,741,779	4,248,467	$89,820,222	6,566,350
Reinvestment of distributions	30,704,109	2,296,635	19,374,974	1,376,973
Redemptions	(127,771,773)	(8,968,127)	(40,136,965)	(2,851,371)

Net (decrease)/increase	$(37,325,885)	(2,423,025)	$69,058,231	5,091,952

Retail Class:
Subscriptions	$24,140,689	1,713,043	$46,901,297	3,336,614
Reinvestment of distributions	21,462,462	1,615,653	18,487,699	1,326,977
Exchanges	(6,000,907)	(454,343)	4,007,325	222,501
Redemptions	(23,505,348)	(1,655,005)	(24,360,694)	(1,772,878)

Net increase	$16,096,896	1,219,348	$45,035,627	3,113,214

228 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Managed Allocation Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	7,898,257	806,432
Reinvestment of distributions	43,044	4,270
Reedemptions	(349,947)	(35,329)

Net increase	$8,091,354	825,373

Institutional Class:
Seed money subscriptions	$2,000,000	200,000
Subscriptions	10	1
Reinvestment of distributions	22,368	2,273
Redemptions	(10)	(1)

Net increase	$2,022,368	202,273

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	5,306,281	537,118
Reinvestment of distributions	40,096	4,002
Exchanges	1,614,215	163,540
Redemptions	(154,175)	(15,687)

Net increase	$7,306,417	738,973

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 229

Notes to financial statements	continued

	Bond Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	797,152	79,515	—	—
Reinvestment of distributions	15,758	1,577	—	—
Redemptions	(56,882)	(5,703)	—	—

Net increase	$1,256,028	125,389	$—	—

Institutional Class:
Subscriptions	$608,608,154	61,392,614	$817,869,953	80,562,217
Reinvestment of distributions	68,534,334	6,929,192	48,706,223	4,779,292
Redemptions	(404,588,356)	(40,974,119)	(319,665,208)	(31,652,937)

Net increase	$272,554,132	27,347,687	$546,910,968	53,688,572

Retail Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	479,416	47,875	—	—
Reinvestment of distributions	15,032	1,511	—	—
Exchanges	1,830	53	—	—

Net increase	$996,278	99,439	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

230 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Bond Plus Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,969,451	196,372
Reinvestment of distributions	28,125	2,821
Reedemptions	(46,311)	(4,662)

Net increase	$2,451,265	244,531

Institutional Class:
Seed money subscriptions	$49,000,000	4,900,000
Subscriptions	6,721,020	676,194
Reinvestment of distributions	1,359,304	136,644
Redemptions	(287,210)	(28,824)

Net increase	$56,793,114	5,684,014

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,919,366	192,928
Reinvestment of distributions	32,143	3,219
Exchanges	165,125	16,224
Redemptions	(71,850)	(7,295)

Net increase	$2,544,784	255,076

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 231

Notes to financial statements	continued

	Short-Term Bond Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	2,226,119	222,740
Reinvestment of distributions	29,041	2,905
Reedemptions	(297,156)	(29,858)

Net increase	$2,458,004	245,787

Institutional Class:
Seed money subscriptions	$49,000,000	4,900,000
Subscriptions	6,322,370	633,245
Reinvestment of distributions	1,295,326	129,822
Redemptions	(16,485)	(1,649)

Net increase	$56,601,211	5,661,418

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,896,070	189,992
Reinvestment of distributions	41,385	4,144
Exchanges	920,637	92,271
Redemptions	(50,601)	(5,078)

Net increase	$3,307,491	331,329

232 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	High-Yield Fund II

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Retirement Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	11,047,475	1,113,809
Reinvestment of distributions	33,444	3,406
Redemptions	(4,977,134)	(499,995)

Net increase	$6,603,785	667,220

Institutional Class:
Seed money subscriptions	$49,000,000	4,900,000
Subscriptions	3,084,846	312,780
Reinvestment of distributions	1,804,841	183,983
Redemptions	(36,738)	(3,704)

Net increase	$53,852,949	5,393,059

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	1,432,663	145,538
Reinvestment of distributions	49,464	5,031
Exchanges	825,521	83,778
Redemptions	(8,278)	(846)

Net increase	$2,799,370	283,501

	Tax-Exempt Bond II Fund

	For the Period March 31, 2006 (commencement of operations) to September 30, 2006

	Amount	Shares

Institutional Class:
Seed money subscriptions	$49,500,000	4,950,000
Reinvestment of distributions	946,578	94,484

Net increase	$50,446,578	5,044,484

Retail Class:
Seed money subscriptions	$500,000	50,000
Subscriptions	2,184,922	217,477
Reinvestment of distributions	36,693	3,643
Exchanges	1,524,232	151,523
Redemptions	(10,785)	(1,063)

Net increase	$4,235,062	421,580

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 233

Notes to financial statements	continued

	Inflation-Linked Bond Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	50,000	$—	—
Subscriptions	5,400,511	532,517	—	—
Reinvestment of distributions	47,738	4,753	—	—
Redemptions	(317,823)	(31,704)	—	—

Net increase	$5,630,426	555,566	$—	—

Institutional Class:
Subscriptions	$168,798,965	16,522,992	$196,483,038	18,283,001
Reinvestment of distributions	23,581,921	2,340,449	18,491,867	1,724,781
Redemptions	(135,016,820)	(13,288,039)	(268,690,192)	(25,118,571)

Net increase (decrease)	$57,364,066	5,575,402	$(53,715,287)	(5,110,789)

Retail Class:
Subscriptions	$8,132,556	802,799	$21,238,924	1,997,282
Reinvestment of distributions	4,497,959	451,950	3,454,093	326,857
Exchanges	(9,796,711)	(983,706)	6,038,646	561,845
Redemptions	(9,619,888)	(956,822)	(55,911,954)	(5,203,091)

Net increase (decrease)	$(6,786,084)	(685,779)	$(25,180,291)	(2,317,107)

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

234 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

	Money Market Fund

	For the Years Ended September 30,

	2006		2005

	Amount	Shares	Amount	Shares

Retirement Class: (a)
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	53,810,210	53,810,210	—	—
Reinvestment of distributions	386,301	386,301	—	—
Redemptions	(10,889,704)	(10,889,704)	—	—

Net increase	$43,806,807	43,806,807	$—	—

Institutional Class:
Subscriptions	$146,874,382	146,878,026	$70,575,014	70,575,014
Reinvestment of distributions	10,889,072	10,889,072	5,012,861	5,012,861
Redemptions	(86,172,837)	(86,172,837)	(54,817,294)	(54,817,294)

Net increase	$71,590,617	71,594,261	$20,770,581	20,770,581

Retail Class: (a)
Seed money subscriptions	$500,000	500,000	$—	—
Subscriptions	112,424,484	112,424,484	—	—
Reinvestment of distributions	1,291,058	1,291,058	—	—
Exchanges	24,322,122	24,322,122	—	—
Redemptions	(11,211,860)	(11,211,860)	—	—

Net increase	$127,325,804	127,325,804	$—	—

(a)	For the period March 31, 2006 (commencement of operations) to September 30, 2006.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 235

Notes to financial statements	continued

Note 6—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 were as follows:

	2006				2005

Fund	Ordinary Income	Long-term Capital Gains	Total		Ordinary Income	Long-term Capital Gains	Total

Growth & Income	$2,681,604	$20,640,887	$23,322,491		$8,511,691	$—	$8,511,691
International Equity	26,769,165	50,008,748	76,777,913		45,237,174	1,257,162	46,494,336
Large-Cap Growth	—	—	—		—	—	—
Large-Cap Value	16,943,763	11,807,783	28,751,546		16,526,971	7,438,481	23,965,452
Mid-Cap Growth	95,466	6,360,175	6,455,641		1,592,229	4,525,334	6,117,563
Mid-Cap Value	17,861,858	7,572,763	25,434,621		7,120,760	2,435,007	9,555,767
Small-Cap Equity	15,663,086	18,112,058	33,775,144		6,299,276	7,865,098	14,164,374
Equity Index	10,348,360	39,398,708	49,747,068		13,454,920	—	13,454,920
Social Choice Equity	2,230,714	8,933	2,239,647		1,917,277	443,474	2,360,751
Real Estate Securities	65,198,393	10,900,333	76,098,726		54,431,934	5,507,332	59,939,266
Managed Allocation II	108,489	—	108,489		—	—	—
Bond	74,770,075	—	74,770,075		51,844,113	2,474,711	55,752,513	*
Bond Plus II	1,425,886	—	1,425,886		—	—	—
Short-Term Bond II	1,378,539	—	1,378,539		—	—	—
High-Yield II	1,906,129	—	1,906,129		—	—	—
Tax-Exempt Bond II	986,956	—	986,956	**	—	—	—
Inflation-Linked Bond	22,785,520	8,138,727	30,924,247		20,198,689	4,193,975	24,392,664
Money Market	12,696,049	—	12,696,049		5,029,393	—	5,029,393

*	Total distributions for Bond Fund include return of capital distributions of $1,433,689.

**	Includes ordinary income which will not be taxable for federal income tax purposes in 2006 of $965,230.

236 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	continued

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income (Overdistribution)	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryovers	Post-October Losses	Total

Growth & Income	$4,927,525	$2,607,025	$20,206,548	$—	$—	$27,741,098
International Equity	52,634,944	91,268,418	170,552,418	—	(1,917,811)	312,537,969
Large-Cap Growth	59,689	—	387,094	—	(524,609)	(77,826)
Large-Cap Value	16,690,806	18,865,115	61,800,185	—	(29,362)	97,326,744
Mid-Cap Growth	366,276	10,312,875	23,064,492	—	(8,252)	33,735,391
Mid-Cap Value	15,384,474	28,900,808	41,860,392	—	(32,892)	86,112,782
Small-Cap Equity	19,258,673	19,962,128	12,018,725	—	—	51,239,526
Equity Index	8,805,800	4,549	158,755,415	—	—	167,565,764
Social Choice Equity	2,373,603	2,244,179	30,456,187	—	—	35,073,969
Real Estate Securities	2,484,365	29,568,556	80,728,147	—	—	112,781,068
Managed Allocation II	707	—	494,024	—	(6,464)	488,267
Bond	—	—	(8,309,667)	(681,137)	(17,035,854)	(26,026,658)
Bond Plus II	5,206	—	711,066	—	(54,004)	662,268
Short-Term Bond II	14,577	—	332,894	—	(38,489)	308,982
High-Yield II	5,563	—	(146,141)	—	(194,424)	(335,002)
Tax-Exempt Bond II†	3,210	—	1,087,793	(53,120)	—	1,037,883
Inflation-Linked Bond	—	—	(8,947,206)	—	(3,824,301)	(12,771,507)
Money Market	(9,047)	—	—	(2,104)	—	(11,151)

†

The Tax-Exempt Bond Fund II has adopted an initial tax year end of November 30, 2006 which is different from its accounting fiscal year end. Therefore certain tax basis components of capital are estimated as of September 30, 2006.

The difference between book basis and tax basis net investment income, net realized gains and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and the use of capital loss carryovers.

At September 30, 2006, the following Funds had capital loss carryovers, which will expire as follows:

	Date of Expiration

Fund	9/30/10	9/30/11	9/30/12	9/30/13	9/30/14	Total

Bond	$—	$—	$—	$—	$681,137	$681,137
Money Market	—	1,731	—	—	373	2,104

Note 7—line of credit

Each of the Funds, except the Large-Cap Growth, Managed Allocation II, Bond, Bond Plus II, Short-Term Bond II, High-Yield II, Tax-Exempt Bond II and Money Market Funds, participated in a $1.75 billion committed revolving credit facility

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 237

Notes to financial statements	continued

dated August 8, 2005, which was replaced by a new agreement dated August 7, 2006.

Under the new agreement each of the Funds, except the Bond, Short-Term Bond II, Bond Plus II and Money Market Funds, participate in a $1.5 billion committed revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by Advisors for the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended September 30, 2006 there were no borrowings under this credit facility by the Funds.

Note 8—securities lending

On July 27, 2006, the Funds entered into a four-year agreement with State Street Bank and Trust Company to engage in securities lending transactions. Under the terms of the agreement, State Street, as agent on behalf of the Funds, may lend portfolio securities to qualified borrowers consisting of financial institutions and brokers. By lending such securities, the Funds will attempt to increase their net investment income through the receipt of interest on collateral (after rebates and fees). The loans will be secured by collateral equal to at least 102% of the market value of the securities loaned for U.S. securities and 105% of the market value of the securities loaned for foreign securities. All cash collateral will be invested by State Street in the State Street Bank Navigator Securities Lending Prime Portfolio, except for the Social Choice Equity Fund which will be invested internally in accordance with the investment guidelines of that Fund set forth in the Fund’s prospectus. The risk of borrower default will be borne by State Street Bank. As of September 30, 2006, none of the Funds have yet engaged in such securities lending.

Note 9—in-kind transactions

For the year ended September 30, 2006, the Institutional Class of the following Funds had in-kind transactions consisting of marketable securities, which are included in subscriptions and redemptions in shareholder transactions in Note 5:

Fund	Value	Realized Gain

In-kind redemptions
Growth & Income	$20,560,156	$1,684,990
Large-Cap Value	71,424,118	12,694,020
Equity Index	87,047,087	35,095,405

In-kind subscriptions
Mid-Cap Growth	2,958,148

238 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Notes to financial statements	concluded

Note 10—new accounting pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109”. (“FIN 48”) FIN 48 establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has started to evaluate the application of FIN 48 to the Funds and is not in a position at this time to estimate the significance its impact will have, if any, on the Funds’ financial statements.

Note 11—subsequent event

On November 10, 2006, a large investor in certain of the Funds redeemed shares. These redemptions amounted to the following percentages of each Fund’s net assets as of September 30, 2006:

Fund	Percent

International Equity	18%
Large-Cap Value	17
Small-Cap Equity	5
Social Choice Equity	26
Bond	33
Money Market	24

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 239

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
TIAA-CREF Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth & Income Fund, International Equity Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Equity Index Fund, Social Choice Equity Fund, Real Estate Securities Fund, Managed Allocation Fund II, Bond Fund, Bond Plus Fund II, Short-Term Bond Fund II, High-Yield Fund II, Tax-Exempt Bond Fund II, Inflation-Linked Bond Fund and Money Market Fund (constituting the TIAA-CREF Institutional Mutual Funds, hereafter referred to as the “Funds”) at September 30, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for all the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods in the three years ended September 30, 2004, were audited by other auditors whose report dated November 22, 2004 expressed an unqualified opinion on those financial highlights.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
November 30, 2006

240 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)

DISINTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Trustee	Indefinite Term. Trustee since 2006.	Retired. Partner (1990–2006) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	66

Director and former Chairman of the Investment Committee (2002–2004), Maine Community Foundation; Director and member of the Investment Committee, the Maine Coast Heritage Trust, the Gulf of Maine Research Institute and the Boston Athenaeum; and Investment Committee member, Carnegie Endowment for International Peace.

Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	66	None

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	66	None

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 241

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	continued

DISINTERESTED TRUSTEES—continued

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served	During Past 5 Years	by Trustee	Held by Trustees

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 63	Chairman of the Board, Trustee	Indefinite term. Trustee since 1999.	Formerly, President and Managing Principal, Windermere Investment Associates (1997–2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest (1993–1998).	66	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 58	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001). Chief Executive Officer (1995–2001); President (1991–2000); and Chief Operating Officer (1989–1995) of that firm.	66	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council, and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 49	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994–2000 and 2001–2006), Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1998); and Program Director, National Bureau of Economic Research (since 1990).	66	None

242 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 56	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	66	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 56	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Sarah M. and Charles E. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002).	66	None

Associate Dean for Research (2001–2002) and Associate Director for Research (2000–2003), the Center for International Business Education and Research, University of Texas at Austin; and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 243

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	continued

EXECUTIVE OFFICERS—continued

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 63	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA (since 2002). President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Fund Complex”) (since 2002). Formerly, President and Chief Executive Officer of Alliance for Lifelong Learning, Inc. (2000–2002). President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc. (1997–1999).

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Fund Complex (since 2004). Vice President and Treasurer (since 2004) and Second Vice President and Associate Treasurer (1998–2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 1999.

Executive Vice President (since 1997) and Head of Asset Management (since 2006) of TIAA and the TIAA-CREF Fund Complex. Manager, TIAA Realty Capital Management, LLC and Director of TPIS. President and Chief Executive Officer of Investment Management and Advisors, Director of Advisors and Manager of Investment Management. Formerly, Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Fund Complex (2003–2006) and Executive Vice President of CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993–2001).

244 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1999.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since1998).

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000–2003); and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997–2000).

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 50	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer (1999–2003), and Head and Deputy Head of Global Market Risk Management, Putnam Investments (1997–1999).

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Fund Complex (since 2006). President, Chief Executive Officer and Manager of Services. Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex (2003–2005); Executive Vice President, Retirement Services, CREF and TIAA (2000–2003); and Vice President, Eastern Division (1994–2000).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 40	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources-Japan, Morgan Stanley (1998–1999).

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 245

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	continued

EXECUTIVE OFFICERS—continued

	Position(s) Held	Term of Office and
Name, Address and Age	with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years

Eric Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Acting Chief Compliance Officer	Indefinite term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex, Investment Management, Advisors, and Services (since 2005). Formerly, Vice President, Compliance Officer of TIAA (2004–2005). First Vice President, Manager of Compliance and Centralized Trust Functions, Private Banking Division (2001–2004), and Manager of Compliance and Regulatory Affairs, Investment Banking Division (1993–2001), Comerica Incorporated.

Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President and Chief Financial Officer	Indefinite term. Executive Vice President and Chief Financial Officer since 2006.

Executive Vice President and Chief Financial Officer of TIAA and the TIAA-CREF Fund Complex (since 2006). Manager and Executive Vice President of TIAA-CREF Investment Management, LLC, Director and Executive Vice President of Teachers Personal Investors Services, Inc. and Teachers Advisors, Inc. Formerly, Executive Vice President, Finance, Golden West Financial Corporation (2002–2006) and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999–2002).

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. Formerly, Executive Vice President, Product Management, of TIAA and the TIAA-CREF Fund Complex (2000–2005); President and Chief Executive Officer, Horizon Mercy (1996–2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2006.

Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly, Senior Vice President, Pension Products (2003–2006); Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Fund Complex.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information on the Funds’ trustees and is available, without charge, through our website, www.tiaa-cref.org or by telephone at 800 223-1200.

246 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Approval of investment management agreement (unaudited)

Board Approval of Investment Management Agreement for the TIAA-CREF Institutional Mutual Funds (the “Funds”)

The Funds’ trustees are responsible for overseeing the Funds’ corporate policies and for adhering to fiduciary standards under the Investment Company Act of 1940. Most significantly, the Board is responsible for the initial approval and annual renewal of the Funds’ investment management agreement (the “Management Agreement”) with Teachers Advisors, Inc. (“Advisors”).* Under the Management Agreement, Advisors assumes responsibility for providing to, or obtaining for, the Funds all of the services necessary for its ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services.

In considering whether to renew the Management Agreement, the Board, at its April 3, 2006 and May 16, 2006 meetings, reviewed the following factors with respect to each Fund: (1) the nature, extent and quality of services provided by Advisors to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Advisors and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the Funds. The factors should be viewed in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Management Agreement.

Set forth below are the general factors the Board considered for all of the Funds, followed by an outline of the specific factors the Board considered for each particular Fund.

The Nature, Extent and Quality of Services. The Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds since 1997 and the TIAA-CREF Institutional Mutual Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund (“CREF”) since their inception. Under the Management Agreement, Advisors is responsible for managing the assets of the Funds, including conducting research, recommending investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Funds to the Boards at their scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner.

*	Please note that the Funds are subject to a new investment management agreement effective February 1, 2006.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 247

Approval of investment management agreement (unaudited)	continued

The Board considered, among other things, the performance of each of the Funds, as discussed below.

In the course of their review of the quality of Advisors’ services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with Fund benchmarks and peers, or that, in the case of underperforming Funds, Advisors was taking affirmative steps to enhance its investment approach and personnel.

Performance. The Board considered the performance of each Fund over the one-year, three-year, five-year (where applicable) and since-inception periods and the Funds’ performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance and expense data for each Fund prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”) for each class of each pertinent Fund, as well as each Fund’s performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year, three-year, five-year and since-inception periods, as applicable (when factoring in the effect of expenses), and ranked in the first, second or third performance quintiles versus their peers, with some limited exceptions. (Performance data for the funds and share classes that the Board had authorized in December 2005 was not reviewed by the Board since these Funds and share classes had only been operational for a short period.) For additional detail about each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered that in those cases in which Funds were underperforming, Advisors took remedial action.

Cost and Profitability. The Board considered that Advisors had been losing money managing the mutual funds business overall, but that such losses were expected to end under the Funds’ newly implemented pricing structure. The Board reviewed financial and profitability data for 2005 and profitability on a pro forma basis demonstrating the effect of the new pricing—both before and after distribution expenditures. The Board considered that very few Funds had been profitable to Advisors, and most had operated at a loss to Advisors, but that the new pricing should permit Advisors to operate at profit margins that were fair and reasonable in the short term in light of overall Fund expenses, which would also enable Advisors to maintain and improve the quality of services provided to shareholders. The Board also considered that it would continue to review the profitability levels of Advisors annually during its yearly review of the Funds’ management arrangements to ensure that Advisors’ fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the fees under the Management Agreement were significantly lower than those of competitors, and that even with the recent increase in advisory fees for some Funds, each Fund continued to be very competitively priced below the expense of the average fund within the universe of mutual funds in its competitive peer group.

248 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Approval of investment management agreement (unaudited)	continued

Economies of Scale. The Board considered whether Advisors could experience economies of scale in connection with the operation of each Fund. In making this determination, the Board considered that most of the Funds had operated at a loss to Advisors under their old pricing structure. With respect to the new pricing structure under the Management Agreement, the Board carefully considered whether the breakpoints outlined in this Agreement would have any real effect on Fund fees. The Board determined that although the breakpoint discounts appeared to be low compared to those of competitors, this was because the maximum fees under the Management Agreement were already at low levels. The Board ultimately determined that imposing a modest breakpoint schedule on the majority of the “actively managed” Funds might eventually allow some of the savings gained from the growth of assets and economies of scale to be passed on to Fund shareholders.

Fee Comparison with Other Advisors Clients. The Board considered that Advisors provides similar investment management services to each of the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1, although distribution channels differ. In addition, Advisors, through its TIAA-CREF Asset Management (TCAM) division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. The Board considered the schedule of fees for each of the comparable funds, and the fact that all of Advisors’ fees are low in comparison to comparable funds offered by other fund companies. In addition, while the management fees may not be precisely the same for comparable funds, this is due in part to the fact that some of the comparable funds are offered through products that charge additional fees to its investors. In particular, the Board considered that the comparable funds target different types of investors and use different distribution channels, variables factored in when determining appropriate pricing of services.

Other Benefits. The Board considered that one of the benefits that accrue to each of the Funds through Advisors is that Advisors continues to be willing to waive fees and make expense reimbursements to the Funds. In addition, Advisors and its affiliates may benefit from the advisory relationship with the Funds to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, certain Funds managed by Advisors are managed in the same manner and by the same personnel as certain of the CREF Accounts, resulting in the possibility for benefits associated with economies of scale.

Fund-by-Fund Factors

The Funds’ Trustees considered the following specific factors (among others) during their determination to renew the Management Agreement for each Fund described in this Report. Note that for purposes of this discussion, if a Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be). In addition, please note that the performance factors

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 249

Approval of investment management agreement (unaudited)	continued

outlined below are based on the Institutional Class of each Fund. Because the Institutional Class has lower expenses than the Retirement and Retail Classes of these Funds, the performance of those Classes will be lower than the performance of the Institutional Class. All periods referenced below are ended as of December 31, 2005.

Growth & Income Fund

•

The Fund’s contractual management fee is 0.45%. At the Board’s request, the Fund’s actual management fee, after waivers, will be 0.08% until at least April 2007, due to underperformance. [Note: This waiver was subsequently extended through April 2008.]

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one-, two- and three-year periods, the Fund was in the 2nd quintile of its Performance Universe; and, for the four- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 2 stars for the one-year period.

•	In March 2005, Advisors added a new portfolio manager, Susan Kempler, to the Fund. As a consequence of this change and other factors, the Fund outperformed its benchmark during the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Large-Cap Value Fund

•	The Fund’s contractual management fee is 0.45%. Advisors proposed that the Fund’s actual management fee be 0.45%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 4th, 1st and 2nd quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 5 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Growth Fund

•	The Fund’s contractual management fee is 0.48%. Advisors proposed that the Fund’s actual management fee be 0.48%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 3rd, 2nd and 1st quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Mid-Cap Value Fund

•	The Fund’s contractual management fee is 0.48%. Advisors proposed that the Fund’s actual management fee be 0.48%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

250 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Approval of investment management agreement (unaudited)	continued

•	For the two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe. For the one-year period, the Fund was in the 2nd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 5 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Small-Cap Equity Fund

•	The Fund’s contractual management fee is 0.48%. Advisors proposed that the Fund’s actual management fee be 0.48%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 4th, 3rd and 2nd quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Social Choice Equity Fund

•	The Fund’s contractual management fee is 0.15%. Advisors proposed that the Fund’s actual management fee be 0.15%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the two-, three- and four-year periods, the Fund was in the 2nd quintile of its Performance Universe. For the one- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Real Estate Securities Fund

•	The Fund’s contractual management fee is 0.50%. Advisors proposed that the Fund’s actual management fee be 0.50%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 5th, 4th and 3rd quintile of its Performance Universe, respectively.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Because of the Fund’s record of poor performance, the portfolio manager of the Fund was removed and the Fund is being restructured. David Copp joined the team late in 2005.

•	Advisors had a net loss on the Fund for the one-year period.

International Equity Fund

•	The Fund’s contractual management fee is 0.50%. Advisors proposed that the Fund’s actual management fee be 0.50%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

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Approval of investment management agreement (unaudited)	continued

•

For the one-, two- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the three-and four-year periods, the Fund was in the 2nd quintile of it Performance Universe.

•	The Fund received an Overall Morningstar Rating of 4 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Inflation-Linked Bond Fund

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 2nd quintile of its Expense Universe.

•	For the one-, two- and three-year periods, the Fund was in the 1st quintile of its Performance Universe.

•

The Fund received an Overall Morningstar Rating of 5 stars for the one-year period. As of February 2006, Morningstar created an Inflation-Protected Securities Category. After the reclassification, the Fund received a 4 star rating as of February 2006.

•

Longer-term performance suffered as a result of the portfolio manager’s more active management strategy. As a result, the previous manager of the Fund was reassigned back to the Fund in March 2004 and the Fund’s performance has continuously improved as a result of the change in management.

•	Advisors had a net loss on the Fund for the one-year period.

Bond Fund

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one- and four-year periods, the Fund was in the 1st quintile of its Performance Universe. For the two-, three- and five-year periods, the Fund was in the 2nd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

Money Market Fund

•	The Fund’s contractual management fee is 0.10%. Advisors proposed that the Fund’s actual management fee be 0.10%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•	For the one-, two-, three-, four- and five-year periods, the Fund was in the 1st quintile of its Performance Universe.

•	Money market funds are not rated by Morningstar.

•	Advisors had a net loss on the Fund for the one-year period.

Equity Index Fund

•	The Fund’s contractual management fee is 0.04%. Advisors proposed that the Fund’s actual management fee be 0.04%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

252 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Approval of investment management agreement (unaudited)	concluded

•	For the one-, two-, three- and four-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the five-year period, the Fund was in the 2nd quintile of its Performance Universe.

•	The Fund received an Overall Morningstar Rating of 3 stars for the one-year period.

•	Advisors had a net loss on the Fund for the one-year period.

New Funds

The following Funds were authorized by the Board in December 2005 and began operations on March 31, 2006. Therefore, the Board did not review the performance of these Funds as part of their determination of whether to approve their Management Agreement.

Large-Cap Growth Fund

•

The Fund’s contractual management fee is 0.45%. At the Board’s request, the Fund’s actual management fee, after waivers, will be 0.08% until at least April 2007, due to underperformance by the Fund’s portfolio management team. [Note: This waiver was subsequently extended through April 2008.]

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Managed Allocation Fund II

•	The Fund’s contractual management fee is 0.00%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Bond Plus Fund II

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Short-Term Bond Fund II

•	The Fund’s contractual management fee is 0.25%. Advisors proposed that the Fund’s actual management fee be 0.25%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

High-Yield Fund II

•	The Fund’s contractual management fee is 0.35%. Advisors proposed that the Fund’s actual management fee be 0.35%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Tax-Exempt Bond Fund II

•	The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

Based on these factors, and the information provided, the Board renewed the Management Agreement. The Trustees were advised by separate independent legal counsel throughout the review process.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 253

Important tax information (unaudited)

For the fiscal year ended September 30, 2006, the TIAA-CREF Institutional Mutual Funds designate the following amounts (or the maximum allowable) as being from Section 1250 gains and net long-term capital gains.

	Section 1250	Long Term
Fund	Gains	Capital Gains	Total

Growth & Income	$—	$20,640,887	$20,640,887
International Equity	—	50,008,748	50,008,748
Large-Cap Value	—	11,807,783	11,807,783
Mid-Cap Growth	—	6,360,175	6,360,175
Mid-Cap Value	13,176	7,559,587	7,572,763
Small-Cap Equity	8,141	18,103,917	18,112,058
Equity Index	11,068	39,387,640	39,398,708
Social Choice Equity	—	8,933	8,933
Real Estate Securities	731,833	10,168,500	10,900,333
Inflation-Linked Bond	—	8,138,727	8,138,727

For the fiscal year ended September 30, 2006, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

Growth & Income	46.51%
International Equity	48.38%
Large-Cap Value	56.48%
Mid-Cap Growth	97.59%
Mid-Cap Value	24.42%
Small-Cap Equity	14.14%
Equity Index	95.39%
Social Choice Equity	99.75%
Real Estate Securities	0.44%
Managed Allocation II	0.01%

254 |	2006 Annual Report TIAA-CREF Institutional Mutual Funds • Retail Class

Important tax information (unaudited)	concluded

For the fiscal year ended September 30, 2006, the TIAA-CREF Institutional Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Growth & Income	44.35%
International Equity	0.23%
Large-Cap Value	58.51%
Mid-Cap Growth	100.00%
Mid-Cap Value	25.47%
Small-Cap Equity	14.45%
Equity Index	96.99%
Social Choice Equity	100.00%

The International Equity Fund received income from foreign sources during the year ended September 30, 2006 of $22,245,289 ($0.25426 per share) and paid taxes to foreign countries during the year ended September 30, 2006 of $1,990,396 ($0.02275 per share).

The Tax-Exempt Bond Fund II has adopted an initial tax year end of November 30, 2006. As of September 30, 2006 the Fund paid distributions totaling $986,956, of which $965,230 was exempt from federal income tax and has been designated as exempt interest dividends.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2006, which will be reported in conjunction with your 2006 Form 1099-DIV.

By early 2007, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

2006 Annual Report Retail Class • TIAA-CREF Institutional Mutual Funds	| 255

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HOW TO REACH US

TIAA-CREF WEBSITE
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
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TELEPHONE COUNSELING CENTER
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800 842-2776
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PLANNING AND SERVICE CENTER
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
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FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755
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TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200, or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing.

Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

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TIAA CREF

FINANCIAL SERVICES
FOR THE GREATER GOOD®

Lifecycle Funds

2010 Fund

2015 Fund

2020 Fund

2025 Fund

2030 Fund

2035 Fund

2040 Fund

SIGN UP FOR ELECTRONIC DELIVERY AT www.tiaa-cref.org/howto/edelivery.html

2006 ANNUAL REPORT

TIAA-CREF
LIFECYCLE FUNDS
OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
RETIREMENT CLASS

SEPTEMBER 30, 2006
Audited financial statements
including portfolios of investments

PERFORMANCE OVERVIEW AS OF SEPTEMBER 30, 2006

Retirement Class		Average annual compound rates of total return

Lifecycle Funds	Inception date	1 year	Since inception

2010 Fund	10/15/2004	6.32%	8.19%
2015 Fund	10/15/2004	6.80	8.88
2020 Fund	10/15/2004	7.30	9.55
2025 Fund	10/15/2004	7.59	10.09
2030 Fund	10/15/2004	8.20	10.56
2035 Fund	10/15/2004	8.62	11.19
2040 Fund	10/15/2004	9.04	11.70

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org/performance/retirement/index.html, or call 800 842-2776.

Understanding your Lifecycle Funds report

This report contains information about the holdings and investment performance of the Retirement Class of the Lifecycle Funds, an offering of TIAA-CREF Institutional Mutual Funds, for the twelve-month period that ended on September 30, 2006.

          The report includes a letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, that describes how returns from various asset classes differed during the funds’ fiscal year.

          The report also contains a detailed explanation of how the funds’ investment results were achieved, on pages 12 and 13, followed by the fund performance section, which compares each fund’s returns with those of its composite benchmark and Morningstar peer group and a broad-based market index.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 877 518-9161 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Report to investors

For the twelve-month period ended September 30, 2006, all seven Lifecycle Funds posted gains, ranging from 6.3% for the Lifecycle 2010 Fund to 9.0% for the Lifecycle 2040 Fund. The funds’ performance was driven by the returns of two of their underlying funds:

•	The Real Estate Securities Fund, which posted a return more than double that of the broad U.S. stock market, as measured by the Russell 3000® Index.

•	The International Equity Fund, which outpaced both U.S. stocks and the higher returns of foreign stocks, as measured by the MSCI EAFE® Index.

Since they had the largest weightings of these two underlying funds, the 2030, 2035 and 2040 funds benefited most from them, but all the Lifecycle Funds were helped by these two underlying funds’ strong performance.

Steady interest rates boost markets

During the twelve months covered by this report, stock prices advanced in markets throughout the world. The Russell 3000 Index rose 10.2%, while the MSCI EAFE Index, which tracks stock performance in 21 foreign nations, was up 19.2%.

          In the United States, double-digit growth in corporate earnings was a principal factor in the stock market’s advance. Casting a shadow on this trend, however, was concern that the Federal Reserve’s recent hikes in short-term interest rates might slow economic growth. Fears of additional rate increases—and signs of accelerating inflation—led to increased stock market volatility during May, June and July.

          During August, however, the Fed decided to hold interest rates steady, and, at the same time, the price of oil dropped from the highs reached in July. These developments encouraged both stock and bond investors during the third quarter: the Russell 3000 jumped 4.6%, and the investment-grade bond market, as measured by the Lehman Brothers U.S. Aggregate Index, rose 3.8%—its best single-quarter performance in four years.

Diversification lowers risk

While no investment approach can guarantee results or prevent losses, spreading investments across a broad range of different types of assets—a strategy called diversification—is a proven method for controlling risk.

          Through the Lifecycle Funds, investors had the benefit of diversification on several levels. Most important, the underlying funds in which the Lifecycle Funds invest vary by asset class. The underlying funds that invest in stocks also provided diversification by company size and by investment style (growth versus value). In addition, the holdings of the funds were diversified geographically,

2 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

with assets in all regions of the United States and more than a dozen foreign nations as well.

          Since weak returns from one underlying fund can be tempered by better performance from others, this range of investments reduces the volatility of Lifecycle Funds versus any individual component fund.

          Past market performance has shown that equities—especially over the long term—are capable of producing superior returns. For this reason, each Lifecycle fund maintains an allocation to the stock market throughout its entire time span. However, to further control risk, each fund’s allocation to equities decreases as its target retirement date approaches. This strategy affords the fund the greater safety of a higher allocation to fixed-income investments, whose returns are generally less volatile.

Funds benefit from a surging stock market

The underlying funds seek to be fully invested at all times, rather than holding a cash reserve and trying to time the market. During the fiscal year covered by this report, more than 90% of the advance in the U.S. stock market occurred during the first and third quarters of 2006. Because the underlying funds were fully invested throughout the twelve months, the Lifecycle Funds participated in the market’s gains during both of those periods of strong performance.

          During the year, returns from the underlying funds varied sharply. While the Inflation-Linked Bond Fund returned 1.7%, the Real Estate Securities Fund gained 23.6%. Each Lifecycle fund was rebalanced periodically to keep its asset allocation on track.

          Spreading investments widely to reduce risk, staying fully invested at all times and rebalancing each fund’s allocation in response to market conditions are the three principal strategies of the Lifecycle Funds. Pages 12 and 13 of this report provide a detailed explanation of the results these strategies achieved during the last twelve months.

/s/ Edward J. Grzybowski
Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 3

More information for investors

Portfolio listings

The complete Lifecycle Funds’ portfolios of investments begin on page 28 of this report. You can obtain complete lists of the holdings of the Lifecycle Funds and of the underlying funds in which the Lifecycle Funds invest (called “TIAA-CREF Institutional Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended September 30, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or

•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the Lifecycle Funds’ and the TIAA-CREF Institutional Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of March 31 or September 30; Form N-Q lists holdings as of December 31 or June 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or

•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

The Lifecycle Funds have the right to vote on proxies of the underlying funds in which the Lifecycle Funds invest. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 842-2776 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2776.

Fund management

The Lifecycle Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

4 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Special terms

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Composite benchmarks are customized combinations of other benchmarks. TIAA-CREF has created composite benchmarks, using the benchmarks of the underlying funds in which the Lifecycle Funds invest, to better measure the performance of the Lifecycle Funds.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with similar objectives whose performance can be compared with that of an individual mutual fund with a similar objective.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 5

Understanding investment risk

The Lifecycle Funds invest in underlying funds that in turn invest in equity and fixed-income securities. As a result, each Lifecycle fund is subject, in varying degrees, to the risks of both types of securities. Each Lifecycle fund is also subject to asset allocation risk. Other risks associated with the Lifecycle Funds are described below.

          In general, a fund that invests in stocks is subject to market risk and company risk. The parts of the stock market in which an individual fund operates may subject it to additional, special risks. A fund that invests in bonds is subject to interest-rate risk, credit risk, prepayment risk, extension risk and income volatility risk. As with stocks, operating in certain parts of the bond market may involve additional, special risks.

          Since equity securities are generally more volatile than fixed-income securities, the Lifecycle Funds’ overall level of risk should be higher than that of a fund investing solely in fixed-income securities, but lower than that of a fund investing solely in equity securities. Each Lifecycle fund will invest a smaller proportion of its assets in equities as its target retirement date approaches, and thus each fund’s overall level of risk should gradually decline.

          As with all mutual fund investments, an investor could lose money by investing in a Lifecycle fund. For a full explanation of the Lifecycle Funds’ risks, please see the prospectus.

Asset allocation risk is the risk that a fund that invests in other funds may not be able to invest according to its target allocations due to fluctuations in the value of the underlying funds, and that the selection of underlying funds and the allocations among them will result in the fund’s underperformance versus similar funds and/or will cause an investor to lose money.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Extension risk is the risk that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

6 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any particular period of time. Although certain funds attempt to closely track the investment performance of their indexes, they may not duplicate the composition of these indexes. In addition, a fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market mis-prices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value, and that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that the stock of a company will lose value because the company is involved in a reorganization or some other special situation.

Risks of inflation-indexed bonds include the possibility that market values of inflation-indexed bonds may be affected by changes in investors’ inflation expectations or changes in “real” rates of interest (i.e., a security’s return above the inflation rate). Also, the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation. If the market perceives that an index does not accurately reflect inflation, the market value of inflation-indexed bonds could be adversely affected. In addition, an investment in a fund that invests in inflation-indexed bonds is subject to certain special tax considerations.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s style—whether growth-investing or value-investing—will pass out of favor in the marketplace for various periods of time.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 7

Important information about expenses

Shareholders in the Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•

However, they do incur ongoing costs, including management fees and other fund expenses. These include fees for the Lifecycle Funds and fees for the underlying funds; each Lifecycle fund indirectly bears its pro rata share of fees and expenses incurred by the underlying funds.

The examples that appear on page 9 are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on April 1, 2006, and held for six months until September 30, 2006.

Actual expenses

The first line of the two lines listed for each fund in the table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in each fund’s entry in the table shows a hypothetical fund value and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses, which is not the actual return of any of the individual funds.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

DISCUSSION

Expense examples—for the six months ended September 30, 2006

Lifecycle Funds—Retirement Class	Starting fund value (4/1/06)	Ending fund value* (9/30/06)	Expenses paid† (4/1/06–9/30/06)

2010 Fund actual return	$1,000.00	$1,020.86	$3.34
5% annual hypothetical return	1,000.00	1,021.73	3.34

2015 Fund actual return	$1,000.00	$1,018.76	$3.44
5% annual hypothetical return	1,000.00	1,021.63	3.44

2020 Fund actual return	$1,000.00	$1,018.46	$3.44
5% annual hypothetical return	1,000.00	1,021.63	3.44

2025 Fund actual return	$1,000.00	$1,015.57	$3.43
5% annual hypothetical return	1,000.00	1,021.63	3.44

2030 Fund actual return	$1,000.00	$1,015.47	$3.43
5% annual hypothetical return	1,000.00	1,021.63	3.44

2035 Fund actual return	$1,000.00	$1,013.57	$3.43
5% annual hypothetical return	1,000.00	1,021.63	3.44

2040 Fund actual return	$1,000.00	$1,012.57	$3.43
5% annual hypothetical return	1,000.00	1,021.63	3.44

*

“Ending fund value” for the hypothetical example would be $1,025.07 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the funds’ actual returns.

†

The amounts shown in the “Expenses paid” column include each fund’s own expense ratio and its pro rata share of its underlying funds’ expenses (which the fund bears indirectly through the underlying funds in which it invests) for the most recent fiscal half year. For that period, the 2010 Fund’s annualized six-month combined total expense ratio was 0.66%; the combined total expense ratio for the other Lifecycle Funds was 0.68%. These expense ratios and the performance returns of the funds reflect an agreement by the funds’ adviser to waive its fees until September 30, 2007, and to reimburse the funds for all other expenses (except for the service fee) through February 1, 2007. Without these waivers and reimbursements, the funds’ expenses would have been higher, and their performance lower.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 9

An introduction to the Lifecycle Funds

The Lifecycle Funds are designed to provide an investor with a single investment portfolio managed with the investor’s target retirement date in mind.

          Each Lifecycle fund invests in several underlying equity (stock) and fixed-income (bond) funds offered by the TIAA-CREF Institutional Mutual Funds. Funds intended for investors retiring sooner are more conservative, with larger holdings in underlying funds that invest in fixed-income securities and smaller holdings in equity funds. Funds intended for investors retiring in later years are more aggressive, with larger equity fund allocations and smaller fixed-income fund allocations.

          Each Lifecycle fund’s allocation will gradually change over time, becoming more conservative as the investor approaches retirement. The Lifecycle Funds are suited for investors who do not wish to select the mix of funds for their retirement portfolios and who instead prefer to leave such decisions to professional money managers. The funds are also suitable for investors seeking broad exposure to the stock and bond markets. However, it is important to keep in mind that there is no guarantee that an investor’s objectives will be met.

Diversifying retirement assets

The underlying funds used by the Lifecycle Funds include four U.S. equity funds, an international equity fund and two fixed-income funds. The equity funds invest in issues of different sizes (large-, mid- and small-capitalization companies), locations (United States and abroad) and investing styles (growth and value). The fixed-income funds invest in bonds from several types of issuers and a range of maturity dates.

          Because different kinds of investments tend to do well at different times, the diversification provided by spreading the Lifecycle Funds’ investments among various underlying equity and fixed-income funds can help control an investor’s risk. However, diversification does not guarantee against loss.

Keeping target allocations on track

The Lifecycle Funds provide the additional convenience of regular rebalancing among underlying funds to maintain each fund’s target retirement allocation. This is done periodically or whenever the percentages of the underlying funds exceed preset limits. Like diversification, rebalancing can help reduce the risk of a portfolio. However, rebalancing does not protect against loss or guarantee that your financial goals will be met.

10 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Why do the funds use composite benchmarks?

Mutual funds use benchmarks—groups of securities, such as the Russell 3000® Index or the S&P 500® Index—against which the funds’ performance can be measured and compared.

          Each of the Lifecycle Funds uses a composite benchmark that combines the returns of the benchmarks of the fund’s underlying funds, according to that Lifecycle fund’s target allocations.

          The Lifecycle Funds’ underlying funds and their individual benchmarks are:

•

Growth Equity Fund: The Russell 1000® Growth Index, a subset of the Russell 1000 Index, which measures the stocks of large domestic companies. The Russell 1000 Growth Index measures those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates.

•

Large-Cap Value Fund: The Russell 1000 Value Index, a subset of the Russell 1000 Index, which measures the stocks of large domestic companies. The Russell 1000 Value Index measures those stocks of the Russell 1000 with lower price-to-book ratios and lower relative forecasted growth rates.

•	Small-Cap Equity Fund: The Russell 2000® Index, which measures the stocks of the 2,000 smallest companies in the Russell 3000 Index.

•	International Equity Fund: The Morgan Stanley Capital International EAFE® Index, which measures the performance of leading stocks in 21 developed nations outside North America.

•

Real Estate Securities Fund: The Dow Jones Wilshire Real Estate Securities Index, which measures the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies.

•	Bond Fund: The Lehman Brothers U.S. Aggregate Index, which measures the performance of the U.S. investment-grade, fixed-rate bond market.

•

Inflation-Linked Bond Fund: The Lehman Brothers U.S. Treasury Inflation-Protected Securities (TIPS) Index, which measures the performance of inflation-indexed securities issued by the U.S. government with at least one year to maturity.

Russell 1000, 2000 and 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc. EAFE stands for Europe, Australasia and Far East. S&P 500 is a registered trademark and service mark of McGraw-Hill Companies, Inc. You cannot invest directly in these indexes.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 11

Investment results of the Lifecycle Funds

Performance in the twelve months ended September 30, 2006

All seven of the Retirement Class Lifecycle Funds had solid positive results during the period, but trailed the gains of their benchmarks and the average returns of their respective Morningstar peer groups, with returns ranging from 6.32% for the 2010 Fund to 9.04% for the 2040 Fund.

Third-quarter rally lifts stocks

The Russell 3000® Index, which measures the broad U.S. stock market, finished 2005 with a 2.04% fourth-quarter gain. In the first quarter of 2006, U.S. stocks responded to continued strength in the global economy and healthy corporate earnings by posting a 5.31% advance.

          However, stocks dipped 1.98% in the second quarter, partly due to fears that the Federal Reserve’s increases in the federal funds rate would end up tipping the economy into recession. The third quarter began sluggishly, but stocks then staged a rally, propelled largely by the central bank’s decision to leave the federal funds rate unchanged. The Russell 3000 rose 4.64% for the quarter and gained 10.22% for the twelve months.

          International stocks fared far better than domestic issues during the twelve-month period. The MSCI EAFE® Index, which measures the 21 largest markets outside North America, advanced in all four quarters and posted a 19.16% gain in dollar terms at the period’s end.

Bonds sputter before rallying

Twice in each of the period’s first three quarters, the Federal Reserve raised the federal funds rate by a quarter of a percentage point. On June 30, the rate stood at 5.25%, its highest level since March 2001. Long-term yields also increased during this nine-month stretch: the 10-year Treasury rate jumped from 4.32% to 5.14%. Rising yields pushed down bond prices, driving the bond market, as measured by the Lehman Brothers U.S. Aggregate Index, into negative territory. (Bond prices and yields move in opposite directions.)

          In the third quarter of 2006, the Fed, citing an expected easing of inflationary pressures among other factors, twice decided to hold short-term rates at 5.25%. Meanwhile, the 10-year Treasury yield fell from 5.14% to 4.63%, and bond prices rose. The Lehman index, enjoying its best three months since the third quarter of 2002, advanced 3.81% for the quarter and gained 3.67% for the twelve-month period.

          The reduced risk of near-term inflation dampened returns for inflation-linked securities. The Lehman Brothers U.S. TIPS Index returned just 1.84% for the reporting period.

12 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

DISCUSSION

Lifecycle Funds trail their benchmarks

Although each Lifecycle fund topped its composite benchmark during the first half of the period, each trailed its benchmark for the twelve months; total underperformance ranged from 1.03 to 1.52 percentage points.

          The relative performance of any Lifecycle fund depends on how each of that fund’s underlying funds performs relative to its own benchmark. During the period, returns of the Lifecycle Funds were hurt most by the performance of the Growth Equity Fund, whose 2.91% gain trailed the advance of its benchmark by more than three percentage points. This fund’s results were reduced by overweight holdings that included eBay, medical-device maker St. Jude Medical and telecom company Qualcomm. Underweight positions in Johnson & Johnson and software giant Oracle also detracted from returns.

          The biggest contributor to the relative performance of the Growth Equity Fund was an underweight holding in semiconductor maker Intel. In addition, several overweight positions such as Google and computer company Network Appliance helped results, as did out-of-benchmark holdings that included Schlumberger, a provider of oil field services.

          The four remaining underlying equity funds delivered double-digit returns, although only the Small-Cap Equity Fund and the International Equity Fund topped their benchmarks, climbing 10.15% and 20.60%, respectively. The Large-Cap Value Fund advanced 14.47% but slightly trailed its index.

          The Real Estate Securities Fund rose an impressive 23.57%. However, it lagged its benchmark by more than four and one-half percentage points, largely because of holdings in the mortgage REITs (real estate investment trusts) sector, which is not included in the benchmark.

          The Bond Fund and the Inflation-Linked Bond Fund narrowly underperformed their benchmarks, returning 3.46% and 1.70%, respectively.

          Each Lifecycle fund’s performance differs from that of the overall U.S. stock or bond market according to that fund’s asset allocations. Due to strong absolute returns from the equity markets overall and the small gains from fixed-income funds, Lifecycle Funds with target retirement dates farther into the future and thus with a higher percentage of stocks posted higher returns than those with nearer retirement dates and a smaller percentage of stocks.

          The Lifecycle Funds continued to be fully invested at all times, and differences between target allocations and actual underlying fund allocations did not substantially affect performance.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 13

Lifecycle 2010 Fund | Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2006	Ticker symbol: TCLEX

	Average annual compound rates of total return*		Cumulative rates of total return*

		since	since
	1 year	inception[1]	inception[1]

Lifecycle 2010 Fund Retirement Class	6.32%	8.19%	16.69%

Benchmark:
2010 Fund Composite Index[2]	7.35	9.00	18.42

Broad-based market index:
Lehman Brothers
U.S. Aggregate Index	3.67	2.94	5.85

Peer group:
Morningstar Target-Date 2000-2014[3]	6.38	6.63	13.45

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]

As of September 30, 2006, the 2010 Fund Composite Index consisted of: 27.3% Lehman Brothers U.S. TIPS Index; 27.3% Lehman Brothers U.S. Aggregate Index; 17.1% Russell 1000® Value Index; 17.1% Russell 1000 Growth Index; 5.7% MSCI EAFE® Index; 2.8% Dow Jones Wilshire Real Estate Securities Index; and 2.7% Russell 2000® Index. Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc.

[3]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

Fund facts

Inception date Retirement Class	10/15/2004
CUSIP	87244W458
Net assets (9/30/2006)	$59.70 million
Combined total expense ratio	0.66%†

† Includes the fund’s underlying fund expenses

Asset allocation (9/30/2006)

Underlying funds	Target allocation	Total portfolio investments

Inflation-Linked Bond Fund	27.3%	27.5%
Bond Fund	27.3	27.2
Large-Cap Value Fund	17.1	17.0
Growth Equity Fund	17.1	17.0
International Equity Fund	5.7	5.7
Real Estate Securities Fund	2.8	2.8
Small-Cap Equity Fund	2.7	2.8

Total	100.0	100.0

14 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,669 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the changes in the value of a broad-based market index and the fund’s peer group during the same period.

During the period, the fund changed its broad-based index from the 2010 Fund Composite Index to the Lehman Brothers U.S. Aggregate Index, to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Lifecycle 2010 Fund—Retirement Class would have increased $1,169, compared with an increase of $1,842 in the 2010 Fund Composite Index and an increase of $585 in the Lehman Brothers U.S. Aggregate Index.

Fiscal year total return†

Retirement Class

Best quarter: 3.78%, for the quarter ended
September 30, 2006; Worst quarter: –1.30%,
for the quarter ended June 30, 2006

Target allocation (9/30/2006)

†	Does not include returns from October 15, 2004, through September 30, 2005.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 15

Lifecycle 2015 Fund | Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2006	Ticker symbol: TCLIX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Lifecycle 2015 Fund Retirement Class	6.80%	8.88%	18.17%

Benchmark:
2015 Fund Composite Index[2]	8.12	9.75	20.03

Broad-based market index:
S&P 500® Index[3]	10.79	12.30	25.56

Peer group:
Morningstar Target-Date 2015-2029[4]	8.56	10.07	20.71

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]

As of September 30, 2006, the 2015 Fund Composite Index consisted of: 23.0% Lehman Brothers U.S. TIPS Index; 23.0% Lehman Brothers U.S. Aggregate Index; 20.2% Russell 1000® Growth Index; 20.2% Russell 1000 Value Index; 6.8% MSCI EAFE® Index; 3.4% Dow Jones Wilshire Real Estate Securities Index; and 3.4% Russell 2000® Index. Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc.

[3]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

Fund facts

Inception date Retirement Class	10/15/2004
CUSIP	87244W441
Net assets (9/30/2006)	$53.66 million
Combined total expense ratio	0.68%†

† Includes the fund’s underlying fund expenses

Asset allocation (9/30/2006)

Underlying funds	Target allocation	Total portfolio investments

Inflation-Linked Bond Fund	23.0%	23.2%
Bond Fund	23.0	22.9
Growth Equity Fund	20.2	20.2
Large-Cap Value Fund	20.2	20.2
International Equity Fund	6.8	6.8
Real Estate Securities Fund	3.4	3.4
Small-Cap Equity Fund	3.4	3.3

Total	100.0	100.0

16 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,817 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the changes in the value of a broad-based market index and the fund’s peer group during the same period.

During the period, the fund changed its broad-based index from the 2015 Fund Composite Index to the S&P 500 Index, to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Lifecycle 2015 Fund—Retirement Class would have increased $1,817, compared with an increase of $2,003 in the 2015 Fund Composite Index and an increase of $2,556 in the S&P 500 Index.

Fiscal year total return†

Retirement Class

Best quarter: 3.85%, for the quarter ended
September 30, 2006; Worst quarter: –1.57%,
for the quarter ended June 30, 2006

Target allocation (9/30/2006)

†	Does not include returns from October 15, 2004, through September 30, 2005.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 17

Lifecycle 2020 Fund | Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2006	Ticker symbol: TCLTX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Lifecycle 2020 Fund Retirement Class	7.30%	9.55%	19.60%

Benchmark:
2020 Fund Composite Index[2]	8.61	10.36	21.34

Broad-based market index:
S&P 500® Index[3]	10.79	12.30	25.56

Peer group:
Morningstar Target-Date 2015-2029[4]	8.56	10.07	20.71

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]

As of September 30, 2006, the 2020 Fund Composite Index consisted of: 22.1% Russell 1000® Value Index; 22.1% Russell 1000 Growth Index; 20.5% Lehman Brothers U.S. TIPS Index; 20.5% Lehman Brothers U.S. Aggregate Index; 7.4% MSCI EAFE® Index; 3.7% Dow Jones Wilshire Real Estate Securities Index; and 3.7% Russell 2000® Index. Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc.

[3]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

Fund facts

Inception date Retirement Class	10/15/2004
CUSIP	87244W433
Net assets (9/30/2006)	$45.19 million
Combined total expense ratio	0.68%†

† Includes the fund’s underlying fund expenses

Asset allocation (9/30/2006)

Underlying funds	Target allocation	Total portfolio investments

Large-Cap Value Fund	22.1%	22.1%
Growth Equity Fund	22.1	22.0
Inflation-Linked Bond Fund	20.5	20.7
Bond Fund	20.5	20.5
International Equity Fund	7.4	7.4
Real Estate Securities Fund	3.7	3.7
Small-Cap Equity Fund	3.7	3.6

Total	100.0	100.0

18 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $11,960 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the changes in the value of a broad-based market index and the fund’s peer group during the same period.

During the period, the fund changed its broad-based index from the 2020 Fund Composite Index to the S&P 500 Index, to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Lifecycle 2020 Fund—Retirement Class would have increased $1,960, compared with an increase of $2,134 in the 2020 Fund Composite Index and an increase of $2,556 in the S&P 500 Index.

Fiscal year total return†

Retirement Class

Best quarter: 3.90%, for the quarter ended
September 30, 2006; Worst quarter: –1.65%,
for the quarter ended June 30, 2006

Target allocation (9/30/2006)

†	Does not include returns from October 15, 2004, through September 30, 2005.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 19

Lifecycle 2025 Fund | Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2006	Ticker symbol: TCLFX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Lifecycle 2025 Fund Retirement Class	7.59%	10.09%	20.76%

Benchmark:
2025 Fund Composite Index[2]	9.10	10.97	22.65

Broad-based market index:
S&P 500® Index[3]	10.79	12.30	25.56

Peer group:
Morningstar Target-Date 2015-2029[4]	8.56	10.07	20.71

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]

As of September 30, 2006, the 2025 Fund Composite Index consisted of: 24.0% Russell 1000® Growth Index; 24.0% Russell 1000 Value Index; 18.0% Lehman Brothers U.S. TIPS Index; 18.0% Lehman Brothers U.S. Aggregate Index; 8.0% MSCI EAFE® Index; 4.0% Dow Jones Wilshire Real Estate Securities Index; and 4.0% Russell 2000® Index. Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc.

[3]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

Fund facts

Inception date
Retirement Class	10/15/2004
CUSIP	87244W425
Net assets (9/30/2006)	$34.16 million
Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses

Asset allocation (9/30/2006)

Underlying funds	Target allocation	Total portfolio investments

Growth Equity Fund	24.0%	23.9%
Large-Cap Value Fund	24.0	23.9
Inflation-Linked Bond Fund	18.0	18.1
Bond Fund	18.0	18.0
International Equity Fund	8.0	8.1
Real Estate
Securities Fund	4.0	4.0
Small-Cap Equity Fund	4.0	4.0

Total	100.0	100.0

20 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $12,076 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the changes in the value of a broad-based market index and the fund’s peer group during the same period.

During the period, the fund changed its broad-based index from the 2025 Fund Composite Index to the S&P 500 Index, to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Lifecycle 2025 Fund—Retirement Class would have increased $2,076, compared with an increase of $2,265 in the 2025 Fund Composite Index and an increase of $2,556 in the S&P 500 Index.

Fiscal year total return†

Retirement Class

Best quarter: 3.79%, for the quarter ended
September 30, 2006; Worst quarter: –1.81%,
for the quarter ended June 30, 2006

Target allocation (9/30/2006)

†	Does not include returns from October 15, 2004, through September 30, 2005.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 21

Lifecycle 2030 Fund | Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2006	Ticker symbol: TCLNX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Lifecycle 2030 Fund Retirement Class	8.20%	10.56%	21.77%

Benchmark:
2030 Fund Composite Index[2]	9.59	11.58	23.98

Broad-based market index:
S&P 500® Index[3]	10.79	12.30	25.56

Peer group:
Morningstar Target-Date 2030+[4]	9.86	12.57	26.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]

As of September 30, 2006, the 2030 Fund Composite Index consisted of: 25.9% Russell 1000® Value Index; 25.9% Russell 1000 Growth Index; 15.5% Lehman Brothers U.S. TIPS Index; 15.5% Lehman Brothers U.S. Aggregate Index; 8.6% MSCI EAFE® Index; 4.3% Dow Jones Wilshire Real Estate Securities Index; and 4.3% Russell 2000® Index. Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc.

[3]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

Fund facts

Inception date
Retirement Class	10/15/2004
CUSIP	87244W417
Net assets (9/30/2006)	$29.81 million
Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses

Asset allocation (9/30/2006)

Underlying funds	Target allocation	Total portfolio investments

Large-Cap Value Fund	25.9%	25.8%
Growth Equity Fund	25.9	25.8
Inflation-Linked Bond Fund	15.5	15.7
Bond Fund	15.5	15.5
International Equity Fund	8.6	8.6
Real Estate
Securities Fund	4.3	4.3
Small-Cap Equity Fund	4.3	4.3

Total	100.0	100.0

22 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $12,177 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the changes in the value of a broad-based market index and the fund’s peer group during the same period.

During the period, the fund changed its broad-based index from the 2030 Fund Composite Index to the S&P 500 Index, to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Lifecycle 2030 Fund—Retirement Class would have increased $2,177, compared with an increase of $2,398 in the 2030 Fund Composite Index and an increase of $2,556 in the S&P 500 Index.

Fiscal year total return†

Retirement Class

Best quarter: 4.13%, for the quarter ended
March 31, 2006; Worst quarter: –1.98%,
for the quarter ended June 30, 2006

Target allocation (9/30/2006)

†	Does not include returns from October 15, 2004, through September 30, 2005.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 23

Lifecycle 2035 Fund | Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2006	Ticker symbol: TCLRX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Lifecycle 2035 Fund
Retirement Class	8.62%	11.19%	23.13%

Benchmark:
2035 Fund Composite Index[2]	10.08	12.19	25.30

Broad-based market index:
S&P 500® Index[3]	10.79	12.30	25.56

Peer group:
Morningstar Target-Date 2030+[4]	9.86	12.57	26.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]

As of September 30, 2006, the 2035 Fund Composite Index consisted of: 27.8% Russell 1000® Value Index; 27.8% Russell 1000 Growth Index; 13.0% Lehman Brothers U.S. TIPS Index; 13.0% Lehman Brothers U.S. Aggregate Index; 9.2% MSCI EAFE® Index; 4.6% Dow Jones Wilshire Real Estate Securities Index; and 4.6% Russell 2000® Index. Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc.

[3]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

Fund facts

Inception date
Retirement Class	10/15/2004
CUSIP	87244W391
Net assets (9/30/2006)	$19.43 million
Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses

Asset allocation (9/30/2006)

Underlying funds	Target allocation	Total portfolio investments

Large-Cap Value Fund	27.8%	27.7%
Growth Equity Fund	27.8	27.6
Inflation-Linked Bond Fund	13.0	13.2
Bond Fund	13.0	13.0
International Equity Fund	9.2	9.3
Real Estate
Securities Fund	4.6	4.6
Small-Cap Equity Fund	4.6	4.6

Total	100.0	100.0

24 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $12,313 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the changes in the value of a broad-based market index and the fund’s peer group during the same period.

During the period, the fund changed its broad-based index from the 2035 Fund Composite Index to the S&P 500 Index, to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Lifecycle 2035 Fund—Retirement Class would have increased $2,313, compared with an increase of $2,530 in the 2035 Fund Composite Index and an increase of $2,556 in the S&P 500 Index.

Fiscal year total return†

Retirement Class

Best quarter: 4.68%, for the quarter ended
March 31, 2006; Worst quarter: –2.23%,
for the quarter ended June 30, 2006

Target allocation (9/30/2006)

†	Does not include returns from October 15, 2004, through September 30, 2005.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 25

Lifecycle 2040 Fund | Equities and fixed income

Investment objective

The fund seeks a high total return over time through a combination of capital appreciation and income.

Performance as of September 30, 2006		Ticker symbol: TCLOX

	Average annual compound rates of total return*		Cumulative rates of total return*

	1 year	since inception[1]	since inception[1]

Lifecycle 2040 Fund Retirement Class	9.04%	11.70%	24.23%

Benchmark:
2040 Fund Composite Index[2]	10.56	12.80	26.64

Broad-based market index:
S&P 500® Index[3]	10.79	12.30	25.56

Peer group:
Morningstar Target-Date 2030+[4]	9.86	12.57	26.15

*

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]	Inception date: October 15, 2004

[2]

As of September 30, 2006, the 2040 Fund Composite Index consisted of: 29.6% Russell 1000® Value Index; 29.6% Russell 1000 Growth Index; 10.5% Lehman Brothers U.S. TIPS Index; 10.5% Lehman Brothers U.S. Aggregate Index; 9.9% MSCI EAFE® Index; 4.9% Dow Jones Wilshire Real Estate Securities Index; and 5.0% Russell 2000® Index. Russell 1000 and Russell 2000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. EAFE is a trademark of Morgan Stanley Capital International, Inc.

[3]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

[4]	Morningstar recently assigned the Lifecycle Funds to new peer group categories.

Fund facts

Inception date
Retirement Class	10/15/2004
CUSIP	87244W383
Net assets (9/30/2006)	$21.09 million
Combined total expense ratio	0.68%†

†	Includes the fund’s underlying fund expenses

Asset allocation (9/30/2006)

Underlying funds	Target allocation	Total portfolio investments

Large-Cap Value Fund	29.6%	29.6%
Growth Equity Fund	29.6	29.5
Inflation-Linked Bond Fund	10.5	10.7
Bond Fund	10.5	10.5
International Equity Fund	9.9	9.9
Real Estate
Securities Fund	4.9	4.9
Small-Cap Equity Fund	5.0	4.9

Total	100.0	100.0

26 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

PERFORMANCE

$10,000 invested at fund’s inception

Retirement Class (inception October 15, 2004)

An investment of $10,000 in this fund on October 15, 2004, would have grown to $12,423 as of September 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the changes in the value of a broad-based market index and the fund’s peer group during the same period.

During the period, the fund changed its broad-based index from the 2040 Fund Composite Index to the S&P 500 Index, to more appropriately reflect the broad-based securities market through a widely recognized index. For the period from inception through September 30, 2006, a hypothetical $10,000 investment in the Lifecycle 2040 Fund—Retirement Class would have increased $2,423, compared with an increase of $2,664 in the 2040 Fund Composite Index and an increase of $2,556 in the S&P 500 Index.

Fiscal year total return†

Retirement Class

Best quarter: 5.03%, for the quarter ended
March 31, 2006; Worst quarter: –2.40%,
for the quarter ended June 30, 2006

Target allocation (9/30/2006)

†	Does not include returns from October 15, 2004, through September 30, 2005.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 27

Lifecycle 2010 Fund |	Portfolio of investments September 30, 2006

ISSUER	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund	1,612,760	$16,079,215	26.93%
TIAA-CREF Institutional Growth Equity Fund	1,402,252	10,040,125	16.82
TIAA-CREF Institutional Inflation-Linked Bond Fund	1,618,041	16,309,857	27.32
TIAA-CREF Institutional International Equity Fund	249,884	3,360,936	5.63
TIAA-CREF Institutional Large-Cap Value Fund	639,240	10,055,239	16.84
TIAA-CREF Institutional Real Estate Securities Fund	110,393	1,693,433	2.84
TIAA-CREF Institutional Small-Cap Equity Fund	104,494	1,662,497	2.78

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $58,198,167)	59,201,302	99.16

TOTAL PORTFOLIO	(Cost $58,198,167)	59,201,302	99.16
OTHER ASSETS AND LIABILITIES, NET		497,838	0.84

NET ASSETS		$59,699,140	100.00%

28 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Lifecycle 2015 Fund |	Portfolio of investments September 30, 2006

ISSUER	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund	1,226,084	$12,224,059	22.78%
TIAA-CREF Institutional Growth Equity Fund	1,498,298	10,727,815	19.99
TIAA-CREF Institutional Inflation-Linked Bond Fund	1,230,666	12,405,110	23.12
TIAA-CREF Institutional International Equity Fund	268,356	3,609,388	6.73
TIAA-CREF Institutional Large-Cap Value Fund	682,829	10,740,897	20.01
TIAA-CREF Institutional Real Estate Securities Fund	117,837	1,807,612	3.37
TIAA-CREF Institutional Small-Cap Equity Fund	111,652	1,776,380	3.31

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $52,170,389)	53,291,261	99.31

TOTAL PORTFOLIO	(Cost $52,170,389)	53,291,261	99.31
OTHER ASSETS AND LIABILITIES, NET		368,307	0.69

NET ASSETS		$53,659,568	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 29

Lifecycle 2020 Fund |	Portfolio of investments September 30, 2006

ISSUER	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund	914,188	$9,114,453	20.17%
TIAA-CREF Institutional Growth Equity Fund	1,370,054	9,809,587	21.71
TIAA-CREF Institutional Inflation-Linked Bond Fund	917,527	9,248,669	20.46
TIAA-CREF Institutional International Equity Fund	244,152	3,283,843	7.27
TIAA-CREF Institutional Large-Cap Value Fund	624,567	9,824,438	21.74
TIAA-CREF Institutional Real Estate Securities Fund	107,889	1,655,023	3.66
TIAA-CREF Institutional Small-Cap Equity Fund	102,091	1,624,265	3.59

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $43,520,739)	44,560,278	98.60

TOTAL PORTFOLIO	(Cost $43,520,739)	44,560,278	98.60
OTHER ASSETS AND LIABILITIES, NET		633,218	1.40

NET ASSETS		$45,193,496	100.00%

30 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Lifecycle 2025 Fund |	Portfolio of investments September 30, 2006

ISSUER	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund	606,534	$6,047,148	17.70%
TIAA-CREF Institutional Growth Equity Fund	1,122,499	8,037,089	23.52
TIAA-CREF Institutional Inflation-Linked Bond Fund	608,751	6,136,214	17.96
TIAA-CREF Institutional International Equity Fund	200,932	2,702,535	7.91
TIAA-CREF Institutional Large-Cap Value Fund	511,599	8,047,457	23.56
TIAA-CREF Institutional Real Estate Securities Fund	88,305	1,354,598	3.96
TIAA-CREF Institutional Small-Cap Equity Fund	83,644	1,330,777	3.90

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $32,854,590)	33,655,818	98.51

TOTAL PORTFOLIO	(Cost $32,854,590)	33,655,818	98.51
OTHER ASSETS AND LIABILITIES, NET		507,682	1.49

NET ASSETS		$34,163,500	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 31

Lifecycle 2030 Fund |	Portfolio of investments September 30, 2006

ISSUER	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund	453,307	$4,519,471	15.16%
TIAA-CREF Institutional Growth Equity Fund	1,050,791	7,523,662	25.24
TIAA-CREF Institutional Inflation-Linked Bond Fund	454,841	4,584,800	15.38
TIAA-CREF Institutional International Equity Fund	187,255	2,518,577	8.45
TIAA-CREF Institutional Large-Cap Value Fund	479,023	7,535,034	25.28
TIAA-CREF Institutional Real Estate Securities Fund	82,731	1,269,098	4.26
TIAA-CREF Institutional Small-Cap Equity Fund	78,302	1,245,781	4.18

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $28,363,660)	29,196,423	97.95

TOTAL PORTFOLIO	(Cost $28,363,660)	29,196,423	97.95
OTHER ASSETS AND LIABILITIES, NET		610,810	2.05

NET ASSETS		$29,807,233	100.00%

32 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Lifecycle 2035 Fund |	Portfolio of investments September 30, 2006

ISSUER	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund	246,166	$2,454,278	12.64%
TIAA-CREF Institutional Growth Equity Fund	729,562	5,223,666	26.89
TIAA-CREF Institutional Inflation-Linked Bond Fund	247,061	2,490,371	12.82
TIAA-CREF Institutional International Equity Fund	130,161	1,750,661	9.01
TIAA-CREF Institutional Large-Cap Value Fund	332,581	5,231,503	26.93
TIAA-CREF Institutional Real Estate Securities Fund	57,442	881,164	4.54
TIAA-CREF Institutional Small-Cap Equity Fund	54,362	864,899	4.45

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $18,279,685)	18,896,542	97.28

TOTAL PORTFOLIO	(Cost $18,279,685)	18,896,542	97.28
OTHER ASSETS AND LIABILITIES, NET		529,043	2.72

NET ASSETS		$19,425,585	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 33

Lifecycle 2040 Fund |	Portfolio of investments September 30, 2006

ISSUER	SHARES	VALUE	% OF NET ASSETS

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS—INSTITUTIONAL CLASS

TIAA-CREF Institutional Bond Fund	215,729	$2,150,819	10.20%
TIAA-CREF Institutional Growth Equity Fund	845,172	6,051,433	28.69
TIAA-CREF Institutional Inflation-Linked Bond Fund	216,484	2,182,161	10.35
TIAA-CREF Institutional International Equity Fund	150,613	2,025,744	9.60
TIAA-CREF Institutional Large-Cap Value Fund	385,288	6,060,583	28.73
TIAA-CREF Institutional Real Estate Securities Fund	66,549	1,020,861	4.84
TIAA-CREF Institutional Small-Cap Equity Fund	62,980	1,002,017	4.75

TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	(Cost $19,906,017)	20,493,618	97.16

TOTAL PORTFOLIO	(Cost $19,906,017)	20,493,618	97.16
OTHER ASSETS AND LIABILITIES, NET		599,643	2.84

NET ASSETS		$21,093,261	100.00%

34 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

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2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 35

Statements of assets and liabilities |	TIAA-CREF Lifecycle Funds September 30, 2006

	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund	Lifecycle 2035 Fund	Lifecycle 2040 Fund

ASSETS
Portfolio investments affiliated, at cost	$58,198,167	$52,170,389	$43,520,739	$32,854,590	$28,363,660	$18,279,685	$19,906,017
Net unrealized appreciation of portfolio investments	1,003,135	1,120,872	1,039,539	801,228	832,763	616,857	587,601

Portfolio investments affiliated, at value	59,201,302	53,291,261	44,560,278	33,655,818	29,196,423	18,896,542	20,493,618
Cash	—	1,172	84	1,300	287	395	1,281
Receivable from investment advisor	60,697	41,577	45,525	47,246	48,265	51,899	59,497
Receivable for Fund shares sold	1,374,837	592,758	805,536	665,982	810,355	614,209	737,973

Total assets	60,636,836	53,926,768	45,411,423	34,370,346	30,055,330	19,563,045	21,292,369

LIABILITIES
Accrued expenses	72,403	52,928	54,216	55,168	54,166	56,255	63,595
Due to affiliates	9,954	9,272	7,710	5,678	4,931	3,205	3,513
Cash overdrafts	372	—	—	—	—	—	—
Payable for securities transactions	535,001	205,000	156,001	146,000	189,000	78,000	132,000
Payable for Fund shares redeemed	319,966	—	—	—	—	—	—

Total liabilities	937,696	267,200	217,927	206,846	248,097	137,460	199,108

NET ASSETS	$59,699,140	$53,659,568	$45,193,496	$34,163,500	$29,807,233	$19,425,585	$21,093,261

NET ASSETS CONSIST OF:
Paid-in-capital	57,928,357	51,905,464	43,715,190	33,011,701	28,726,835	18,640,776	20,329,366
Accumulated undistributed net investment income	633,453	529,758	368,268	272,470	184,005	108,690	86,438
Accumulated net realized gain on total investments	134,195	103,474	70,499	78,101	63,630	59,262	89,856
Net unrealized appreciation on total investments	1,003,135	1,120,872	1,039,539	801,228	832,763	616,857	587,601

NET ASSETS	$59,699,140	$53,659,568	$45,193,496	$34,163,500	$29,807,233	$19,425,585	$21,093,261

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	5,429,765	4,849,640	4,043,913	3,038,424	2,638,014	1,707,688	1,842,290
Net asset value per share	$10.99	$11.06	$11.18	$11.24	$11.30	$11.38	$11.45

36 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 37

Statements of operations |	TIAA-CREF Lifecycle Funds For the Year Ended September 30, 2006

	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund	Lifecycle 2035 Fund	Lifecycle 2040 Fund

INVESTMENT INCOME
Dividends	$796,132	$695,595	$475,130	$386,187	$265,434	$175,666	$141,297

Total Income	796,132	695,595	475,130	386,187	265,434	175,666	141,297

EXPENSES
Investment management fees	21,816	21,487	15,931	14,968	11,136	8,410	7,717
12b—1 fees	1,851	1,972	1,234	1,363	1,008	843	691
Service agreement fees	55,926	55,258	40,702	38,480	28,621	21,714	19,825
Custody fees	1,736	2,672	2,529	2,498	1,843	2,460	2,360
Audit fees	11,000	11,000	11,000	11,000	11,000	11,000	11,000
Registration fees	21,863	21,863	21,863	21,863	21,863	21,863	21,863
Trustee fees and expenses	3,599	3,599	3,599	3,599	3,599	3,599	3,599
Fund administration expenses	58	58	58	58	58	58	58
Transfer agency fees and expenses	810	810	810	810	810	810	810
Report printing and mailing expenses	33,338	12,926	14,356	15,340	14,992	16,466	23,905

Total expenses before expense reimbursement and fee waived by investment advisor	151,997	131,645	112,082	109,979	94,930	87,223	91,828
Less: Expenses reimbursed by the investment advisor	(60,697)	(41,577)	(45,525)	(47,246)	(48,265)	(51,899)	(59,497)
Fees waived by the investment advisor	(20,208)	(19,606)	(14,994)	(13,683)	(10,191)	(7,530)	(7,076)

Net expenses	71,092	70,462	51,563	49,050	36,474	27,794	25,255

Net investment income	725,040	625,133	423,567	337,137	228,960	147,872	116,042

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss):
Portfolio investments	36,238	(17,665)	4,202	(8,215)	1,198	2,423	46,204
Underlying Fund gain distributions	156,582	193,189	111,837	140,723	104,116	96,237	76,886

Net realized gain on total investments	192,820	175,524	116,039	132,508	105,314	98,660	123,090

Net change in unrealized appreciation on total investments	951,062	1,061,710	965,112	687,732	725,835	502,107	492,123

Net realized and unrealized gain on total investments	1,143,882	1,237,234	1,081,151	820,240	831,149	600,767	615,213

Net increase in net assets resulting from operations	$1,868,922	$1,862,367	$1,504,718	$1,157,377	$1,060,109	$748,639	$731,255

38 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 39

Statements of changes in net assets |	TIAA-CREF Lifecycle Funds

	Lifecycle 2010 Fund		Lifecycle 2015 Fund		Lifecycle 2020 Fund

	For the Year Ended September 30, 2006	For the Period October 4, 2004 (commencement of operations) to September 30, 2005	For the Year Ended September 30, 2006	For the Period October 4, 2004 (commencement of operations) to September 30, 2005	For the Year Ended September 30, 2006	For the Period October 4, 2004 (commencement of operations) to September 30, 2005

OPERATIONS
Net investment income	$725,040	$58,272	$625,133	$96,147	$423,567	$36,725
Net realized gain on total investments	192,820	40,379	175,524	100,798	116,039	32,702
Net change in unrealized appreciation on total investments	951,062	52,073	1,061,710	59,162	965,112	74,427

Net increase from operations	1,868,922	150,724	1,862,367	256,107	1,504,718	143,854

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(181,201)	(50,158)	(211,423)	(108,063)	(118,160)	(38,635)
From realized gain on total investments	(17,514)	(139)	(44,989)	(138)	(13,475)	(131)

Total distributions	(198,715)	(50,297)	(256,412)	(108,201)	(131,635)	(38,766)

SHAREHOLDER TRANSACTIONS
Seed money subscriptions	—	1,000,000	—	1,000,000	—	1,000,000
Subscriptions	58,196,601	2,805,658	47,200,970	4,398,448	41,280,700	1,883,737
Reinvestment of distributions	198,715	50,297	251,459	108,201	124,198	38,766
Redemptions	(4,136,626)	(186,139)	(1,026,942)	(26,429)	(458,903)	(153,173)

Net increase from shareholder transactions	54,258,690	3,669,816	46,425,487	5,480,220	40,945,995	2,769,330

Net increase in net assets	55,928,897	3,770,243	48,031,442	5,628,126	42,319,078	2,874,418

NET ASSETS
Beginning of period	3,770,243	—	5,628,126	—	2,874,418	—

End of period	$59,699,140	$3,770,243	$53,659,568	$5,628,126	$45,193,496	$2,874,418

Undistributed net investment income included in net assets	$633,453	$37,666	$529,758	$47,687	$368,268	$21,757

CHANGE IN FUND SHARES
Shares outstanding, beginning of period	355,446	—	527,835	—	268,395	—

Seed money shares sold	—	100,000	—	100,000	—	100,000
Shares sold	5,441,743	268,457	4,393,278	419,973	3,806,192	179,051
Shares issued in reinvestment of distributions	18,836	4,888	23,723	10,444	11,629	3,738
Shares redeemed	(386,260)	(17,899)	(95,196)	(2,582)	(42,303)	(14,394)

Net increase in shares outstanding	5,074,319	355,446	4,321,805	527,835	3,775,518	268,395

Shares outstanding, end of period	5,429,765	355,446	4,849,640	527,835	4,043,913	268,395

40 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 41

Statements of changes in net assets |	TIAA-CREF Lifecycle Funds	continued

	Lifecycle 2025 Fund		Lifecycle 2030 Fund		Lifecycle 2035 Fund

	For the Year Ended September 30, 2006	For the Period October 4, 2004 (commencement of operations) to September 30, 2005	For the Year Ended September 30, 2006	For the Period October 4, 2004 (commencement of operations) to September 30, 2005	For the Year Ended September 30, 2006	For the Period October 4, 2004 (commencement of operations) to September 30, 2005

OPERATIONS
Net investment income	$337,137	$46,382	$228,960	$28,186	$147,872	$24,569
Net realized gain on total investments	132,508	44,905	105,314	32,356	98,660	34,477
Net change in unrealized appreciation on total investments	687,732	113,496	725,835	106,928	502,107	114,750

Net increase from operations	1,157,377	204,783	1,060,109	167,470	748,639	173,796

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(146,877)	(47,277)	(101,372)	(34,285)	(89,835)	(35,480)
From realized gain on total investments	(16,232)	(123)	(11,540)	(112)	(12,338)	(101)

Total distributions	(163,109)	(47,400)	(112,912)	(34,397)	(102,173)	(35,581)

SHAREHOLDER TRANSACTIONS
Seed money subscriptions	—	1,000,000	—	1,000,000	—	1,000,000
Subscriptions	29,608,897	2,921,048	25,969,885	1,890,361	16,145,074	1,571,535
Reinvestment of distributions	162,734	47,400	108,961	34,300	102,171	35,581
Redemptions	(697,065)	(31,165)	(235,851)	(40,693)	(181,340)	(32,117)

Net increase from shareholder transactions	29,074,566	3,937,283	25,842,995	2,883,968	16,065,905	2,574,999

Net increase in net assets	30,068,834	4,094,666	26,790,192	3,017,041	16,712,371	2,713,214

NET ASSETS
Beginning of period	4,094,666	—	3,017,041	—	2,713,214	—

End of period	$34,163,500	$4,094,666	$29,807,233	$3,017,041	$19,425,585	$2,713,214

Undistributed net investment income included in net assets	$272,470	$28,793	$184,005	$15,717	$108,690	$12,097

CHANGE IN FUND SHARES
Shares outstanding, beginning of period	380,771	—	280,996	—	251,606	—

Seed money shares sold	—	100,000	—	100,000	—	100,000
Shares sold	2,707,575	279,165	2,368,384	181,689	1,463,181	151,289
Shares issued in reinvestment of distributions	15,152	4,562	10,126	3,292	9,452	3,405
Shares redeemed	(65,074)	(2,956)	(21,492)	(3,985)	(16,551)	(3,088)

Net increase in shares outstanding	2,657,653	380,771	2,357,018	280,996	1,456,082	251,606

Shares outstanding, end of period	3,038,424	380,771	2,638,014	280,996	1,707,688	251,606

42 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS	SEE NOTES TO FINANCIAL STATEMENTS	2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 43

Statements of changes in net assets |	TIAA-CREF Lifecycle Funds	concluded

	Lifecycle 2040 Fund

	For the Year Ended September 30, 2006	For the Period October 4, 2004 (commencement of operations) to September 30, 2005

OPERATIONS
Net investment income	$116,042	$19,944
Net realized gain on total investments	123,090	34,193
Net change in unrealized appreciation on total investments	492,123	95,478

Net increase from operations	731,255	149,615

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(68,295)	(37,388)
From realized gain on total investments	(11,335)	(85)

Total distributions	(79,630)	(37,473)

SHAREHOLDER TRANSACTIONS
Seed money subscriptions	—	1,000,000
Subscriptions	19,940,127	942,176
Reinvestment of distributions	79,632	37,473
Redemptions	(1,644,594)	(25,320)

Net increase from shareholder transactions	18,375,165	1,954,329

Net increase in net assets	19,026,790	2,066,471

NET ASSETS
Beginning of period	2,066,471	—

End of period	$21,093,261	$2,066,471

Undistributed net investment income included in net assets	$86,438	$7,184

CHANGE IN FUND SHARES
Shares outstanding, beginning of period	191,203	—

Seed money shares sold	—	100,000
Shares sold	1,795,560	90,070
Shares issued in reinvestment of distributions	7,333	3,579
Shares redeemed	(151,806)	(2,446)

Net increase in shares outstanding	1,651,087	191,203

Shares outstanding, end of period	1,842,290	191,203

44 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

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2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 45

Financial highlights |	TIAA-CREF Lifecycle Funds

	Lifecycle 2010 Fund					Lifecycle 2015 Fund

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005		For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.61	$9.92		$10.00		$10.66	$9.90		$10.00

Gain from investment operations:
Net investment income (a)	0.36	0.26		0.26		0.31	0.26		0.26
Net realized and unrealized gain on total investments	0.29	0.70		0.62		0.40	0.79		0.69

Total gain from investment operations	0.65	0.96		0.88		0.71	1.05		0.95

Less distributions from:
Net investment income	(0.25)	(0.27)		(0.27)		(0.26)	(0.29)		(0.29)
Net realized gains	(0.02)	—	(d)	—	(d)	(0.05)	—	(d)	—	(d)

Total distributions	(0.27)	(0.27)		(0.27)		(0.31)	(0.29)		(0.29)

Net asset value, end of period	$10.99	$10.61		$10.61		$11.06	$10.66		$10.66

TOTAL RETURN	6.32%	9.76	%(b)	8.88	%(b)	6.80%	10.64	%(b)	9.54	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$59,699	$3,770		$3,770		$53,660	$5,628		$5,628
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.69%	0.46	%(c)	0.46	%(c)	0.61%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	3.32%	2.57	%(c)	2.53	%(c)	2.91%	2.57	%(c)	2.54	%(c)
Portfolio turnover rate	13%	11	%(c)	11	%(c)	6%	3	%(c)	3	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The Fund’s expenses do not include the expenses of the Underlying Funds.

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Financial highlights |	TIAA-CREF Lifecycle Funds	continued

	Lifecycle 2020 Fund					Lifecycle 2025 Fund

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005		For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.71	$9.89		$10.00		$10.75	$9.87		$10.00

Gain from investment operations:
Net investment income (a)	0.29	0.21		0.21		0.25	0.19		0.19
Net realized and unrealized gain on total investments	0.48	0.91		0.80		0.55	1.01		0.88

Total gain from investment operations	0.77	1.12		1.01		0.80	1.20		1.07

Less distributions from:
Net investment income	(0.27)	(0.30)		(0.30)		(0.28)	(0.32)		(0.32)
Net realized gains	(0.03)	—	(d)	—	(d)	(0.03)	—	(d)	—	(d)

Total distributions	(0.30)	(0.30)		(0.30)		(0.31)	(0.32)		(0.32)

Net asset value, end of period	$11.18	$10.71		$10.71		$11.24	$10.75		$10.75

TOTAL RETURN	7.30%	11.46	%(b)	10.24	%(b)	7.59%	12.24	%(b)	10.78	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$45,193	$2,874		$2,874		$34,164	$4,095		$4,095
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.70%	0.46	%(c)	0.46	%(c)	0.73%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.32%	0.46	%(c)	0.46	%(c)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.66%	2.11	%(c)	2.07	%(c)	2.25%	1.86	%(c)	1.83	%(c)
Portfolio turnover rate	1%	12	%(c)	12	%(c)	3%	2	%(c)	2	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The Fund’s expenses do not include the expenses of the Underlying Funds.

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Financial highlights |	TIAA-CREF Lifecycle Funds	continued

	Lifecycle 2030 Fund						Lifecycle 2035 Fund

	For the Year Ended September 30, 2006		For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005		For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.74		$9.85		$10.00		$10.78	$9.83		$10.00

Gain from investment operations:
Net investment income (a)	0.23		0.17		0.17		0.19	0.16		0.16
Net realized and unrealized gain on total investments	0.63		1.05		0.90		0.73	1.14		0.97

Total gain from investment operations	0.86		1.22		1.07		0.92	1.30		1.13

Less distributions from:
Net investment income	(0.27)		(0.33)		(0.33)		(0.28)	(0.35)		(0.35)
Net realized gains	(0.03)		—	(d)	—	(d)	(0.04)	—	(d)	—	(d)

Total distributions	(0.30)		(0.33)		(0.33)		(0.32)	(0.35)		(0.35)

Net asset value, end of period	$11.30		$10.74		$10.74		$11.38	$10.78		$10.78

TOTAL RETURN	8.20%		12.55	%(b)	10.86	%(b)	8.62%	13.36	%(b)	11.43	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$29,807		$3,017		$3,017		$19,426	$2,713		$2,713
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	0.85%		0.46	%(c)	0.46	%(c)	1.03%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%		0.46	%(c)	0.46	%(c)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.06%		1.72	%(c)	1.68	%(c)	1.76%	1.57	%(c)	1.53	%(c)
Portfolio turnover rate	0	%(f)	5	%(c)	5	%(c)	1%	5	%(c)	5	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The Fund’s expenses do not include the expenses of the Underlying Funds.

(f)	Percentage is less than 1%.

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Financial highlights |	TIAA-CREF Lifecycle Funds	concluded

	2040 Fund

	For the Year Ended September 30, 2006	For the Period October 15, 2004 (effective date of SEC registration) to September 30, 2005		For the Period October 4, 2004 (commencement of operations) to September 30, 2005

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.81	$9.82		$10.00

Gain from investment operations:
Net investment income (a)	0.17	0.15		0.15
Net realized and unrealized gain on total investments	0.79	1.21		1.03

Total gain from investment operations	0.96	1.36		1.18

Less distributions from:
Net investment income	(0.27)	(0.37)		(0.37)
Net realized gains	(0.05)	—	(d)	—	(d)

Total distributions	(0.32)	(0.37)		(0.37)

Net asset value, end of period	$11.45	$10.81		$10.81

TOTAL RETURN	9.04%	13.93	%(b)	11.88	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,093	$2,066		$2,066
Ratio of expenses to average net assets before expense reimbursement and waiver (e)	1.19%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	1.50%	1.45	%(c)	1.41	%(c)
Portfolio turnover rate	17%	10	%(c)	10	%(c)

(a)	Based on average shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The Fund’s expenses do not include the expenses of the Underlying Funds.

52 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements | TIAA-CREF Lifecycle Funds

Note 1—significant accounting policies

The Lifecycle Funds (the “Funds,” individually referred to as the “Fund”), comprise seven of the thirty-six Funds offered by TIAA-CREF Institutional Mutual Funds, a Delaware statutory trust, that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940 as an open-end management investment company. The seven Lifecycle Funds are 2010, 2015, 2020, 2025, 2030, 2035 and 2040. Each Fund offers one class of shares: Retirement Class, which commenced operations on October 4, 2004 with a seed money investment of $1,000,000 by Teachers Insurance and Annuity Association of America (“TIAA”). At September 30, 2006, TIAA had remaining investments in the Retirement Class shares of the Funds as follows:

Fund	TIAA Investments in Funds	Percentage of Net Assets

Lifecycle 2010	$1,157,579	1.94%
Lifecycle 2015	1,169,899	2.18
Lifecycle 2020	1,182,878	2.62
Lifecycle 2025	1,191,881	3.49
Lifecycle 2030	1,199,444	4.02
Lifecycle 2035	1,210,408	6.23
Lifecycle 2040	1,219,957	5.78

Each Fund is a “fund of funds” that diversifies its assets by investing in Institutional Class shares of certain other series of TIAA-CREF Institutional Mutual Funds (the “Underlying Funds”). The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly-owned subsidiary of TIAA. TPIS offers the Funds’ Retirement Class shares through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through TIAA-CREF, in connection with certain employee benefit plans, such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Internal Revenue Code (the “Code”). They may also be offered through custody accounts established as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors Inc. (“Advisors”), a wholly-owned subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services to the Funds. The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds.

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 53

Notes to financial statements	continued

Valuation of investments: The market value of the Underlying Funds is based on their net asset values as of the close of the New York Stock Exchange on the valuation date.

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned. Dividends and distributions from the Underlying Funds are recorded on the ex-dividend date. Dividends from the Underlying Funds are recorded as dividend income, while capital gain distributions are recorded as Underlying Fund gain distributions on the Statement of Operations. Realized gains and losses on sales of Underlying Funds are based upon the specific identification method for both financial statement and federal income tax purposes.

Distributions to shareholders: Distributions from net investment income and from realized gains, if any, are declared and paid annually for each of the Funds.

Income taxes: The Funds intend to qualify as regulated investment companies under Subchapter M of the Code and will not be subject to income taxes to the extent that they distribute substantially all taxable income each year and comply with various other Code requirements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2006, permanent book and tax differences resulting primarily from different treatments for capital gains distributions from the underlying funds were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the TIAA-CREF Institutional Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Institutional Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Note 2—management agreements

Under the terms of the former Investment Management Agreement in effect from October 1, 2005 to January 31, 2006, each Fund paid Advisors a monthly fee based

54 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Notes to financial statements	continued

on the annual rate of 0.10% of the Fund’s average daily net assets for the management of the Fund’s investment portfolio. Under the terms of a Service Agreement, each Fund paid Advisors a monthly fee based on the annual rate of 0.31% of the Fund’s average daily net assets for providing transfer agency, accounting and administration services. Under the terms of a Distribution (12b-1) Plan, each Fund reimbursed TPIS for amounts incurred up to 0.05% of the Fund’s average daily net assets for the promotion and distribution of its shares.

Effective February 1, 2006, each Fund implemented a new investment management agreement.

Under the terms of the Investment Management Agreement, each Fund pays Advisors a monthly fee based on the annual rate of 0.10% of the Fund’s average daily net assets for the management of the Fund’s investment portfolio. Advisors had contractually agreed to waive its 0.10% management fee on each Fund through at least September 30, 2007. Under the terms of a Service Agreement, each Fund pays Advisors a monthly fee based on the annual rate of 0.25% of the Fund’s average daily net assets attributable to Retirement Class shares of the Fund for providing certain administrative services related to the offering of Retirement Class shares on retirement plan platforms. Under the terms of a Distribution (12b-1) Plan, each Fund reimburses TPIS for amounts incurred up to 0.05% of the Fund’s average daily net assets for the promotion and distribution of its shares. TPIS has contractually agreed to waive reimbursement under the Distribution Plan through September 30, 2007. Advisors has also voluntarily agreed to reimburse the Funds for all expenses (Service Agreement fees, Custody fees, Audit fees, Registration fees, Trustees fees and expenses, Fund administration expenses, Transfer agency fees and expenses, and Report printing and mailing expenses), that exceed 0.31% of average daily net assets through at least February 1, 2007.

Total investment management fees, service agreement fees and other expenses incurred for the Retirement Class shares of each Fund for the year ended September 30, 2006 are reflected in the Statements of Operations.

Note 3—investments

At September 30, 2006, net unrealized appreciation (depreciation) based on aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax Cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation

Lifecycle 2010	$58,265,868	$993,809	$(58,375)	$935,434
Lifecycle 2015	52,204,109	1,184,656	(97,504)	1,087,152
Lifecycle 2020	43,526,423	1,085,754	(51,899)	1,033,855
Lifecycle 2025	32,873,665	833,843	(51,690)	782,153
Lifecycle 2030	28,365,218	859,957	(28,752)	831,205
Lifecycle 2035	18,281,060	641,127	(25,645)	615,482
Lifecycle 2040	19,924,494	572,115	(2,991)	569,124

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 55

Notes to financial statements	continued

The following is information about the holdings of the TIAA-CREF Lifecycle Funds in the TIAA-CREF Institutional Mutual Funds—Institutional Class as of September 30, 2006:

Fund	Bond Fund	Growth Equity Fund	Inflation- Linked Bond Fund	International Equity Fund	Large- Cap Value Fund	Real Estate Securities Fund	Small- Cap Equity Fund

Number of shares in Underlying Funds:
Lifecycle 2010	1,612,760	1,402,252	1,618,041	249,884	639,240	110,393	104,494
Lifecycle 2015	1,226,084	1,498,298	1,230,666	268,356	682,829	117,837	111,652
Lifecycle 2020	914,188	1,370,054	917,527	244,152	624,567	107,889	102,091
Lifecycle 2025	606,534	1,122,499	608,751	200,932	511,599	88,305	83,644
Lifecycle 2030	453,307	1,050,791	454,841	187,255	479,023	82,731	78,302
Lifecycle 2035	246,166	729,562	247,061	130,161	332,581	57,442	54,362
Lifecycle 2040	215,729	845,172	216,484	150,613	385,288	66,549	62,980
% of total shares outstanding in the Underlying Funds:
Lifecycle 2010	0.94%	11.14%	4.49%	0.52%	4.66%	0.78%	1.44%
Lifecycle 2015	0.71	11.90	3.42	0.56	4.98	0.83	1.54
Lifecycle 2020	0.53	10.88	2.55	0.51	4.56	0.76	1.41
Lifecycle 2025	0.35	8.91	1.69	0.42	3.73	0.62	1.15
Lifecycle 2030	0.26	8.34	1.26	0.39	3.49	0.58	1.08
Lifecycle 2035	0.14	5.79	0.69	0.27	2.43	0.40	0.75
Lifecycle 2040	0.13	6.71	0.60	0.31	2.81	0.47	0.87

Purchases and sales of securities, other than short-term money market instruments, for the Funds, for the year ended September 30, 2006, were as follows:

Fund	Purchases	Sales

Lifecycle 2010	$57,712,811	$2,958,094
Lifecycle 2015	48,043,077	1,348,299
Lifecycle 2020	40,935,975	142,000
Lifecycle 2025	29,496,905	510,002
Lifecycle 2030	25,610,560	40,998
Lifecycle 2035	15,848,878	50,000
Lifecycle 2040	19,293,183	1,306,002

56 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Notes to financial statements	continued

Note 4—trustee fees

Each Fund pays the trustees, all of whom are independent, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees also participate in a long-term compensation plan. Trustees’ fees, including any deferred and long-term compensation, incurred for the year ended September 30, 2006 are reflected in the Statements of Operations.

Note 5—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 were as follows:

	2006			2005

Fund	Ordinary income	Long-term capital gain	Total	Ordinary income	Long-term capital gain	Total

Lifecycle 2010	$185,573	$13,142	$198,715	$50,297	$—	$50,297
Lifecycle 2015	213,103	43,309	256,412	108,201	—	108,201
Lifecycle 2020	120,302	11,333	131,635	38,766	—	38,766
Lifecycle 2025	147,701	15,408	163,109	47,400	—	47,400
Lifecycle 2030	102,345	10,567	112,912	34,397	—	34,397
Lifecycle 2035	91,093	11,080	102,173	35,581	—	35,581
Lifecycle 2040	68,366	11,264	79,630	37,473	—	37,473

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryover	Post- October Losses	Total

Lifecycle 2010	$636,092	$199,257	$935,434	$—	$—	$1,770,783
Lifecycle 2015	529,758	137,194	1,087,152	—	—	1,754,104
Lifecycle 2020	368,268	76,183	1,033,855	—	—	1,478,306
Lifecycle 2025	272,470	97,176	782,153	—	—	1,151,799
Lifecycle 2030	184,005	65,188	831,205	—	—	1,080,398
Lifecycle 2035	108,690	60,637	615,482	—	—	784,809
Lifecycle 2040	86,438	108,333	569,124	—	—	763,895

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 57

Notes to financial statements	concluded

Note 6—line of credit

Effective from August 7, 2006, each of the Funds participates in a $1.5 billion committed revolving credit facility that can be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by Advisors for the participating accounts and mutual funds. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended September 30, 2006 there were no borrowings under this credit facility by the Funds.

Note 7—new accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has started to evaluate the application of FIN 48 to the Funds and is not in a position at this time to estimate the significance its impact will have, if any, on the Funds’ financial statements.

58 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund and 2040 Fund (constituting the Lifecycle Funds of the TIAA-CREF Institutional Mutual Funds, hereafter referred to as the “Funds”) at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
November 30, 2006

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 59

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)

DISINTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Trustee	Indefinite Term. Trustee since 2006.	Retired. Partner (1990–2006) and Head of Global Product Management (2003–2006), GMO (formerly, Grantham, Mayo, Van Otterloo& Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	66

Director and former Chairman of the Investment Committee (2002–2004), Maine Community Foundation; Director and member of the Investment Committee, the Maine Coast Heritage Trust, the Gulf of Maine Research Institute and the Boston Athenaeum; and Investment Committee member, Carnegie Endowment for International Peace.

Eugene Flood, Jr. c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	66	None

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 52	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	66	None

60 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 63	Chairman of the Board, Trustee	Indefinite term. Trustee since 1999.	Formerly, President and Managing Principal, Windermere Investment Associates (1997–2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994–1997); and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest (1993–1998).	66	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 58	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000–2001). Chief Executive Officer (1995–2001); President (1991–2000); and Chief Operating Officer (1989–1995) of that firm.	66	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council, and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 49	Trustee	Indefinite term. Trustee since 2006.	Head (since 2006) and Associate Head (1994–2000 and 2001–2006), Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1998); and Program Director, National Bureau of Economic Research (since 1990).	66	None

2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	| 61

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	continued

DISINTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 56	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	66	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Age: 56	Trustee	Indefinite term. Trustee since 2006.	Chairman, Department of Finance, the Sarah M. and Charles E. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); and Fellow, Financial Management Association (since 2002).	66	None

Associate Dean for Research (2001–2002) and Associate Director for Research (2000–2003), the Center for International Business Education and Research, University of Texas at Austin; and Director of the Bureau of Business Research, University of Texas at Austin (2001–2002).

62 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 63	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA (since 2002). President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Fund Complex”) (since 2002). Formerly, President and Chief Executive Officer of Alliance for Lifelong Learning, Inc. (2000–2002). President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc. (1997–1999).

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Fund Complex (since 2004). Vice President and Treasurer (since 2004) and Second Vice President and Associate Treasurer (1998–2003) of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) and TCT Holdings, Inc.

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 1999.

Executive Vice President (since 1997) and Head of Asset Management (since 2006) of TIAA and the TIAA-CREF Fund Complex. Manager, TIAA Realty Capital Management, LLC and Director of TPIS. President and Chief Executive Officer of Investment Management and Advisors, Director of Advisors and Manager of Investment Management. Formerly, Chief Investment Officer of TIAA (2004–2006) and the TIAA-CREF Fund Complex (2003–2006) and Executive Vice President of CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001–2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993–2001).

2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	| 63

Management |	Trustees and officers of the TIAA-CREF Institutional Mutual Funds (unaudited)	concluded

EXECUTIVE OFFICERS—continued

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1999.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 1998).

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Vice President of IT Operations and Services, Lucent Technologies (2000–2003); and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company (1997–2000).

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated (1997–2003).

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 50	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors, TPIS, and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer (1999–2003), and Head and Deputy Head of Global Market Risk Management, Putnam Investments (1997–1999).

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Individual Client Services, of TIAA and the TIAA-CREF Fund Complex (since 2006). President, Chief Executive Officer and Manager of Services. Formerly, Executive Vice President, Client Services, of TIAA and the TIAA-CREF Fund Complex (2003–2005); Executive Vice President, Retirement Services, CREF and TIAA (2000–2003); and Vice President, Eastern Division (1994–2000).

64 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 40	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999–2003); and Vice President and Head of Human Resources-Japan, Morgan Stanley (1998–1999).

Eric Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Acting Chief Compliance Officer	Indefinite term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Fund Complex, Investment Management, Advisors, and Services (since 2005). Formerly, Vice President, Compliance Officer of TIAA (2004–2005). First Vice President, Manager of Compliance and Centralized Trust Functions, Private Banking Division (2001–2004), and Manager of Compliance and Regulatory Affairs, Investment Banking Division (1993–2001), Comerica Incorporated.

Georganne C. Proctor TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President and Chief Financial Officer	Indefinite term. Executive Vice President and Chief Financial Officer since 2006.

Executive Vice President and Chief Financial Officer of TIAA and the TIAA-CREF Fund Complex (since 2006). Manager and Executive Vice President of TIAA-CREF Investment Management, LLC, Director and Executive Vice President of Teachers Personal Investors Services, Inc. and Teachers Advisors, Inc. Formerly, Executive Vice President, Finance, Golden West Financial Corporation (2002–2006) and Senior Vice President, Chief Financial Officer and Director, Bechtel Group, Inc. (1999–2002).

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (since 2006). Director and President of TIAA-CREF Enterprises, Inc. Formerly, Executive Vice President, Product Management, of TIAA and the TIAA-CREF Fund Complex (2000–2005); President and Chief Executive Officer, Horizon Mercy (1996–2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2006.

Executive Vice President, Institutional Client Services (since 2006). Director of Tuition Financing and Manager of Services. Formerly, Senior Vice President, Pension Products (2003–2006); Vice President, Support Services (1998–2003), of TIAA and the TIAA-CREF Fund Complex.

Please note that the Funds’ Statement of Additional Information (SAI) includes additional information on the Funds’ trustees and is available, without charge, through our website, www.tiaa-cref.org or by telephone at 877 518-9161.

2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class	| 65

Approval of investment management agreement (unaudited)

Board Approval of Investment Management Agreement for the Lifecycle Funds (the “Funds”)

The Funds’ trustees are responsible for overseeing the Funds’ corporate policies and for adhering to fiduciary standards under the Investment Company Act of 1940. Most significantly, the Board is responsible for the initial approval and annual renewal of the Funds’ investment management agreement (the “Management Agreement”) with Teachers Advisors, Inc. (“Advisors”).* Under the Management Agreement, Advisors assumes responsibility for providing to, or obtaining for, the Funds all of the services necessary for its ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services.

In considering whether to renew the Management Agreement, the Board, at its April 3, 2006 and May 16, 2006 meetings, reviewed the following factors with respect to each Fund: (1) the nature, extent and quality of services provided by Advisors to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Advisors and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the Funds. The factors should be viewed in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Management Agreement.

Set forth below are the general factors the Board considered for all of the Funds, followed by a synopsis of the specific factors the Board considered for the Funds.

The Nature, Extent and Quality of Services. The Board considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds since 1997 and the TIAA-CREF Institutional Mutual Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund (“CREF”) since their inception. Under the Management Agreement, Advisors is responsible for managing the assets of the Funds, including conducting research, recommending investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Funds to the Boards at their scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner. The Board also considered, among other things, the performance of each of the Funds, as discussed below.

*	Please note that the Funds are subject to a new investment management agreement effective February 1, 2006.

66 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Approval of investment management agreement (unaudited)	continued

In the course of their review of the quality of Advisors’ services, the Board examined the long-term performance of the Funds in general, and concluded that it was within an acceptable range when compared with Fund benchmarks and peers.

Performance. The Board considered the performance of each Fund over the one-year and since-inception periods and the Funds’ performance as compared to their peer groups and benchmark indices. The Board considered the comparative performance and expense data for each Fund prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”) for each Fund, as well as each Fund’s performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the one-year and since-inception periods (when factoring in the effect of expenses) and ranked in the third or fourth performance quintiles versus their peers. For additional detail about each Fund’s performance, see the synopsis below.

Cost and Profitability. The Board considered that Advisors had been losing money managing the mutual funds business overall, but that such losses were expected to end under the Funds’ newly implemented pricing structure. The Board also noted that Advisors had operated each of the Funds at a loss, as well as that Advisors had agreed to waive its management fee entirely and reimburse the Funds for all of their other direct expenses besides the service fee. The Board reviewed financial and profitability data for 2005 and profitability on a pro forma basis demonstrating the effect of the new pricing—both before and after distribution expenditures. The Board also considered that it would continue to review the profitability levels of Advisors annually during its yearly review of the Funds’ management arrangements to ensure that Advisors’ fees remained fair and reasonable and that its profits for managing the Funds were not excessive.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar funds-of-funds, as analyzed by Lipper. The Board determined that the fees under the Management Agreement were within the same range as competitors’ fees, and that even with the new pricing structure, each Fund continued to be very competitively priced. The Board also considered that the total fees borne by customers would be below those incurred by investors in comparable funds-of-funds that invest in affiliated funds, when combining the fees of each Fund with the weighted average fees of the underlying funds in which the Funds invest.

Other Benefits. The Board considered that one of the benefits that accrue to each of the Funds through Advisors is that Advisors continues to be willing to waive fees and make expense reimbursements to the Funds. In addition, Advisors and its affiliates may benefit from the advisory relationship with the Funds to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, the Board considered that Funds provide access through Advisors to the Institutional Class of

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 67

Approval of investment management agreement (unaudited)	continued

the underlying TIAA-CREF funds, which are limited in their sales to individual investors.

Factors

The Funds’ Trustees considered the following specific factors (among others) during their determination to renew the Management Agreement for each Fund described in this Report. Note that for purposes of this discussion, if a Fund is in the “first” quintile, it is in the best of five groups (i.e., the group has the best performance, or the lowest expenses, as the case may be). All periods referenced below are ended as of December 31, 2005.

•	The contractual management fee for each Fund is 0.10%. Advisors proposed that the Fund’s actual management fees, after waivers, be 0.00%.

•	The Fund’s management fees are in the 1st quintile of its Expense Universe.

•

For the one-year period, the 2010, 2015 and 2020 Funds were in the 4th quintile of their Performance Universe. The 2025, 2030, 2035 and 2040 Funds were in the 3rd quintile of their Performance Universe.

•	The Funds are not yet rated by Morningstar. Morningstar requires a minimum of 3 years of performance for a Morningstar Overall Rating.

•	Advisors had a net loss on each Fund for the one-year period.

Based on these factors, and the information provided, the Board renewed the Management Agreement. The Trustees were advised by separate independent legal counsel throughout the review process.

68 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

Important tax information (unaudited)

For the fiscal year ended September 30, 2006, the Lifecycle Funds designate the following amounts (or the maximum amount allowable) as long-term capital gain distributions:

Fund	Section 1250 Gains	Long Term Capital Gains	Total

Lifecycle 2010	59	13,083	13,142
Lifecycle 2015	—	43,309	43,309
Lifecycle 2020	50	11,283	11,333
Lifecycle 2025	63	15,345	15,408
Lifecycle 2030	—	10,567	10,567
Lifecycle 2035	—	11,080	11,080
Lifecycle 2040	—	11,264	11,264

For the fiscal year ended September 30, 2006, the Lifecycle Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage

Lifecycle 2010	5.62%
Lifecycle 2015	6.65%
Lifecycle 2020	6.95%
Lifecycle 2025	9.40%
Lifecycle 2030	10.15%
Lifecycle 2035	13.17%
Lifecycle 2040	13.60%

For the fiscal year ended September 30, 2006, the Lifecycle Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage

Lifecycle 2010	6.60%
Lifecycle 2015	8.04%
Lifecycle 2020	8.19%
Lifecycle 2025	11.11%
Lifecycle 2030	9.04%
Lifecycle 2035	12.66%
Lifecycle 2040	16.19%

2006 Annual Report Retirement Class • TIAA-CREF Lifecycle Funds	| 69

Important tax information (unaudited)	concluded

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2006, which will be reported in conjunction with your 2006 Form 1009-DIV.

By early 2007, shareholders should receive their Form 1099-DIV and a tax information letter from the funds. For your specific situation, we recommend that you consult a professional tax advisor.

70 |	2006 Annual Report TIAA-CREF Lifecycle Funds • Retirement Class

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HOW TO REACH US

TIAA-CREF WEBSITE
Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org
24 hours a day, 7 days a week

AUTOMATED TELEPHONE SERVICE
Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800 842-2252
24 hours a day, 7 days a week

TELEPHONE COUNSELING CENTER
Retirement saving and planning, income options and payments, and tax reporting

800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

PLANNING AND SERVICE CENTER
TIAA-CREF Mutual Funds, after-tax annuities and life insurance

800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday

FOR HEARING- OR SPEECH-IMPAIRED PARTICIPANTS

800 842-2755
8 a.m. to 10 p.m. ET, Monday–Friday
9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF TRUST COMPANY, FSB
Asset management, trust administration, estate planning, planned giving and endowment management

888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF TUITION FINANCING, INC.
Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 877 518-9161 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity

Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

PRST STD U.S. POSTAGE PAID TIAA-CREF

730 Third Avenue
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Printed on recycled paper	A11067
C36823	11/06

Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

3(b) Maceo K. Sloan is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PricewaterhouseCoopers for management advisory or consulting services. Ernst & Young LLP (“E&Y”) performed independent audits for the Registrant in 2004.

4(a) Audit Fees.

For the fiscal years ended September 30, 2006 and September 30, 2005, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $805,800 and $1,013,400, respectively.

4(b) Audit Related Fees.

For the fiscal years ended September 30, 2006 and September 30, 2005, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $545,000 and $0, respectively.

For the year ended December 31, 2005, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $544,000. For the year ended December 31, 2004, the Audit-Related Fees billed by E&Y to the Fund Service Providers were $1,312,500.

4(c) Tax Fees.

For the fiscal years ended September 30, 2006 and September 30, 2005, PwC’s aggregate fees for tax services billed to the Registrant were $0 and $0, respectively.

For the year ended December 31, 2005, the Tax Fees billed by PwC to the Fund Service Providers was $0. For the year ended December 31, 2004, the Tax Fees billed by E&Y to the Fund Service Providers were $220,600.

4(d) All Other Fees.

For the fiscal years ended September 30, 2006 and September 30, 2005, PwC’s aggregate fees for all other services to the Registrant were $110,220 and $86,300, respectively.

For the year ended December 31, 2005, the Other Fees billed by PwC to the Fund Service Providers was $0. For the year ended December 31, 2004, the Other Fees billed by E&Y to the Fund Service Providers were $118,700.

4(e)(1) Preapproval Policy.

      The Registrant’s audit committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

     The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2006 and September 30, 2005 on behalf of the

Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the year ended December 31, 2005, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $630,300. For the year ended December 31, 2004, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by E&Y were $1,774,400.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
GROWTH EQUITY FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.38%

APPAREL AND ACCESSORY STORES - 0.69%
20,823	*	J Crew Group, Inc	$626,147
		TOTAL APPAREL AND ACCESSORY STORES	626,147

APPAREL AND OTHER TEXTILE PRODUCTS - 0.70%
9,791		Polo Ralph Lauren Corp	633,380
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	633,380

BUSINESS SERVICES - 9.07%
49,300	*	Adobe Systems, Inc	1,846,285
7,130	*	Cognizant Technology Solutions Corp	528,048
11,758	*	eBay, Inc	333,457
27,171	*	Electronic Arts, Inc	1,512,881
5,813	*	Google, Inc (Class A)	2,336,245
33	*	Interpublic Group of Cos, Inc	327
59,165		Microsoft Corp	1,616,979
		TOTAL BUSINESS SERVICES	8,174,222

CHEMICALS AND ALLIED PRODUCTS - 13.61%
49,372		Abbott Laboratories	2,397,504
34,555	*	Amgen, Inc	2,471,719
4,191	*	Genentech, Inc	346,596
2,936	*	Genzyme Corp	198,092
14,269	*	Gilead Sciences, Inc	980,280
15,823	*	Keryx Biopharmaceuticals, Inc	187,186
25,443		Monsanto Co	1,196,075
35,974		Procter & Gamble Co	2,229,669
4,068		Roche Holding AG.	703,348
30,659		Wyeth	1,558,704
		TOTAL CHEMICALS AND ALLIED PRODUCTS	12,269,173

COMMUNICATIONS - 2.67%
17,377		America Movil S.A. de C.V. (ADR)	684,132
42,155		AT&T, Inc	1,372,567
7,048	*	Comcast Corp (Class A)	259,719
2,660	*	Univision Communications, Inc (Class A)	91,344
		TOTAL COMMUNICATIONS	2,407,762

EATING AND DRINKING PLACES - 1.32%
34,963	*	Starbucks Corp	1,190,490
		TOTAL EATING AND DRINKING PLACES	1,190,490

ELECTRIC, GAS, AND SANITARY SERVICES - 0.76%
25,655		Fortum Oyj	683,496
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	683,496

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 15.55%
26,038	*	Apple Computer, Inc	2,005,707
27,584	*	Broadcom Corp (Class A)	836,899
105,817	*	Cisco Systems, Inc	2,433,791
9,861		Cooper Industries Ltd (Class A)	840,354
17,932		Emerson Electric Co	1,503,778

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE
44,693		Intel Corp	$919,335
22,072	b*	Marvell Technology Group Ltd	427,535
55,981		Motorola, Inc	1,399,525
32,117	*	Network Appliance, Inc	1,188,650
53,995		Qualcomm, Inc	1,962,718
15,119		Texas Instruments, Inc	502,707
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	14,020,999

ENGINEERING AND MANAGEMENT SERVICES - 2.46%
21,868	*	Celgene Corp	946,884
34,457		Paychex, Inc	1,269,740
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,216,624

FABRICATED METAL PRODUCTS - 0.01%
200		Illinois Tool Works, Inc	8,980
		TOTAL FABRICATED METAL PRODUCTS	8,980

FOOD AND KINDRED PRODUCTS - 2.60%
35,970		PepsiCo, Inc	2,347,402
		TOTAL FOOD AND KINDRED PRODUCTS	2,347,402

FURNITURE AND HOMEFURNISHINGS STORES - 0.70%
16,578	*	Bed Bath & Beyond, Inc	634,274
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	634,274

GENERAL MERCHANDISE STORES - 2.62%
28,656		Target Corp	1,583,244
15,855		Wal-Mart Stores, Inc	781,969
		TOTAL GENERAL MERCHANDISE STORES	2,365,213

HEALTH SERVICES - 2.06%
9,742		Caremark Rx, Inc	552,079
21,686	*	Medco Health Solutions, Inc	1,303,545
		TOTAL HEALTH SERVICES	1,855,624

HOLDING AND OTHER INVESTMENT OFFICES - 2.28%
3,872		Alcon, Inc	443,344
393		Hugoton Royalty Trust	10,356
30,821		iShares Russell 1000 Growth Index Fund	1,604,233
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,057,933

HOTELS AND OTHER LODGING PLACES - 1.33%
21,055		Starwood Hotels & Resorts Worldwide, Inc	1,204,135
		TOTAL HOTELS AND OTHER LODGING PLACES	1,204,135

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.71%
6,772	*	Alstom RGPT	612,701
27,108		Applied Materials, Inc	480,625
14,360	*	EMC Corp	172,033
22,429		General Electric Co	791,744
23,479		Hewlett-Packard Co	861,445
31,914		International Game Technology	1,324,431
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	4,242,979

INSTRUMENTS AND RELATED PRODUCTS - 5.37%
31,884		Johnson & Johnson	2,070,547
9,493		Medtronic, Inc	440,855
34,334	*	St. Jude Medical, Inc	1,211,647
16,505	*	Zimmer Holdings, Inc	1,114,088
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,837,137

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE

INSURANCE CARRIERS - 2.70%
15,653		Aetna, Inc	$619,076
13,529		American International Group, Inc	896,432
37,479		Progressive Corp	919,735
		TOTAL INSURANCE CARRIERS	2,435,243

LEATHER AND LEATHER PRODUCTS - 1.37%
35,813	*	Coach, Inc	1,231,967
		TOTAL LEATHER AND LEATHER PRODUCTS	1,231,967

METAL MINING - 0.97%
21,023		Anglo American plc	878,960
		TOTAL METAL MINING	878,960

MISCELLANEOUS RETAIL - 1.73%
48,446		CVS Corp	1,556,085
		TOTAL MISCELLANEOUS RETAIL	1,556,085

MOTION PICTURES - 0.60%
17,383		Walt Disney Co	537,308
		TOTAL MOTION PICTURES	537,308

NONDEPOSITORY INSTITUTIONS - 2.03%
32,700		American Express Co	1,833,816
		TOTAL NONDEPOSITORY INSTITUTIONS	1,833,816

OIL AND GAS EXTRACTION - 2.42%
18,084		Halliburton Co	514,490
16,437		Schlumberger Ltd	1,019,587
15,314		XTO Energy, Inc	645,179
		TOTAL OIL AND GAS EXTRACTION	2,179,256

PETROLEUM AND COAL PRODUCTS - 0.51%
6,999		EOG Resources, Inc	455,285
		TOTAL PETROLEUM AND COAL PRODUCTS	455,285

PRIMARY METAL INDUSTRIES - 2.81%
36,991		BHP Billiton plc	638,576
77,601	*	Corning, Inc	1,894,240
		TOTAL PRIMARY METAL INDUSTRIES	2,532,816

RAILROAD TRANSPORTATION - 0.37%
10,222		CSX Corp	335,588
		TOTAL RAILROAD TRANSPORTATION	335,588

SECURITY AND COMMODITY BROKERS - 7.12%
92,755		Charles Schwab Corp	1,660,315
2,418		Chicago Mercantile Exchange Holdings, Inc	1,156,409
34,318	*	E*Trade Financial Corp	820,887
7,488		Goldman Sachs Group, Inc	1,266,745
9,130		Merrill Lynch & Co, Inc	714,149
42,214		TD Ameritrade Holding Corp	795,734
		TOTAL SECURITY AND COMMODITY BROKERS	6,414,239

TOBACCO PRODUCTS - 2.53%
29,733		Altria Group, Inc	2,276,061
		TOTAL TOBACCO PRODUCTS	2,276,061

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE
		TRANSPORTATION EQUIPMENT - 3.52%
19,513		Boeing Co	$1,538,600
25,746		United Technologies Corp	1,631,009
		TOTAL TRANSPORTATION EQUIPMENT	3,169,609

TRANSPORTATION SERVICES - 0.88%
17,844		CH Robinson Worldwide, Inc	795,485
		TOTAL TRANSPORTATION SERVICES	795,485

TRUCKING AND WAREHOUSING - 0.94%
11,740		United Parcel Service, Inc (Class B)	844,575
		TOTAL TRUCKING AND WAREHOUSING	844,575

WHOLESALE TRADE-DURABLE GOODS - 0.37%
5,709	*	WESCO International, Inc	331,293
		TOTAL WHOLESALE TRADE-DURABLE GOODS	331,293

		TOTAL COMMON STOCKS
		(Cost $89,290,554)	89,583,556

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 1.48%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.48%
1,330,000		Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	1,330,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,330,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,329,825)	1,330,000

		TOTAL PORTFOLIO - 100.86%
		(Cost $90,620,379)	90,913,556
		OTHER ASSETS & LIABILITIES, NET - (0.86%)	(773,332)

		NET ASSETS - 100.00%	90,140,224

	*	Non-income producing
	b	In bankruptcy

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
GROWTH & INCOME FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.64%

AMUSEMENT AND RECREATION SERVICES - 0.53%
46,550		Aristocrat Leisure Ltd	$489,182
2,400		Nintendo Co Ltd	494,527
		TOTAL AMUSEMENT AND RECREATION SERVICES	983,709

APPAREL AND ACCESSORY STORES - 0.83%
14,058	*	J Crew Group, Inc	422,724
16,053		Nordstrom, Inc	679,042
11,443	*	Under Armour, Inc	457,949
		TOTAL APPAREL AND ACCESSORY STORES	1,559,715

BUSINESS SERVICES - 5.34%
28,695	*	Adobe Systems, Inc	1,074,628
5,859	*	Akamai Technologies, Inc	292,891
39,172		Automatic Data Processing, Inc	1,854,402
8,370	*	Citrix Systems, Inc	303,078
3,719	*	Google, Inc (Class A)	1,494,666
2	*	Interpublic Group of Cos, Inc	20
20,893	*	McAfee, Inc	511,043
126,567		Microsoft Corp	3,459,076
26,962	*	Redback Networks, Inc	374,233
21,414	*	THQ, Inc	624,646
		TOTAL BUSINESS SERVICES	9,988,683

CHEMICALS AND ALLIED PRODUCTS - 15.07%
42,292		Abbott Laboratories	2,053,700
23,274		Air Products & Chemicals, Inc	1,544,695
22,038		Akzo Nobel NV	1,357,586
14,528	*	Amgen, Inc	1,039,188
826	*	Bare Escentuals, Inc	22,426
25,170		Bristol-Myers Squibb Co	627,236
21,322		Colgate-Palmolive Co	1,324,096
18,587		Cytec Industries, Inc	1,033,251
11,853		Du Pont (E.I.) de Nemours & Co	507,782
19,718	*	Gilead Sciences, Inc	1,354,627
17,700	*	Keryx Biopharmaceuticals, Inc	209,391
55,340		Merck & Co, Inc	2,318,746
39,454		Monsanto Co	1,854,733
11,168		Novartis AG. (ADR)	652,658
108,533		Pfizer, Inc	3,077,996
63,883		Procter & Gamble Co	3,959,468
5,609		Roche Holding AG.	969,784
55,011		Schering-Plough Corp	1,215,193
11,270		Sigma-Aldrich Corp	852,801
43,665		Wyeth	2,219,929
		TOTAL CHEMICALS AND ALLIED PRODUCTS	28,195,286

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

COAL MINING - 0.54%
16,864		Peabody Energy Corp	$620,258
11,849		Sasol Ltd (ADR)	389,714
		TOTAL COAL MINING	1,009,972

COMMUNICATIONS - 3.38%
16,961		America Movil S.A. de C.V. (ADR)	667,755
82,900		AT&T, Inc	2,699,224
29,738		BellSouth Corp	1,271,299
49,253		Cablevision Systems Corp (Class A)	1,118,536
11,586		Embarq Corp	560,415
		TOTAL COMMUNICATIONS	6,317,229

DEPOSITORY INSTITUTIONS - 10.21%
90,661		Bank of America Corp	4,856,710
52,862		Citigroup, Inc	2,625,656
76,571		JPMorgan Chase & Co	3,595,774
30,603		Marshall & Ilsley Corp	1,474,453
31,694		Northern Trust Corp	1,851,880
34,839		South Financial Group, Inc	906,859
71,861		US Bancorp	2,387,222
38,540		Wells Fargo & Co	1,394,377
		TOTAL DEPOSITORY INSTITUTIONS	19,092,931

EATING AND DRINKING PLACES - 0.67%
32,294		McDonald's Corp	1,263,341
		TOTAL EATING AND DRINKING PLACES	1,263,341

ELECTRIC, GAS, AND SANITARY SERVICES - 2.90%
30,823		American Electric Power Co, Inc	1,121,033
41,941		DPL, Inc	1,137,440
10,415		Edison International	433,681
12,961		Entergy Corp	1,013,939
28,346		Exelon Corp	1,716,067
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	5,422,160

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 10.48%
34,374	*	Agere Systems, Inc	513,204
9,549		Amphenol Corp (Class A)	591,370
25,781	*	Apple Computer, Inc	1,985,910
159,578	*	Cisco Systems, Inc	3,670,294
27,504	*	Comverse Technology, Inc	589,686
23,505		Emerson Electric Co	1,971,129
17,886	*	Freescale Semiconductor, Inc	680,562
23,614		Gamesa Corp Tecnologica S.A.	517,429
60,397		Honeywell International, Inc	2,470,237
60,544		Intel Corp	1,245,390
249,694	*	JDS Uniphase Corp	546,830
18,081	*	LG.Philips LCD Co Ltd (ADR)	299,964
49,622		Motorola, Inc	1,240,550
40,259	*	Nvidia Corp	1,191,264
51,992		Qualcomm, Inc	1,889,909
1,863	*	Research In Motion Ltd	191,256
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	$19,594,984

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
FOOD AND KINDRED PRODUCTS - 3.70%
14,083		Hershey Co	$752,736
2,562		Nestle S.A.	893,304
56,771		PepsiCo, Inc	3,704,875
73,734		Tate & Lyle plc	993,308
36,014		Tyson Foods, Inc (Class A)	571,902
		TOTAL FOOD AND KINDRED PRODUCTS	6,916,125

GENERAL MERCHANDISE STORES - 2.45%
25,510		Target Corp	1,409,428
41,533		TJX Cos, Inc	1,164,170
40,798		Wal-Mart Stores, Inc	2,012,157
		TOTAL GENERAL MERCHANDISE STORES	4,585,755

HEALTH SERVICES - 2.21%
30,715	*	Coventry Health Care, Inc	1,582,437
30,668	*	Medco Health Solutions, Inc	1,843,453
20,078		Pharmaceutical Product Development, Inc	716,584
		TOTAL HEALTH SERVICES	4,142,474

HOLDING AND OTHER INVESTMENT OFFICES - 0.60%
7,196		Boston Properties, Inc	743,635
2,780		SPDR Trust Series 1	371,352
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,114,987

HOTELS AND OTHER LODGING PLACES - 0.48%
13,229		Accor S.A.	901,661
		TOTAL HOTELS AND OTHER LODGING PLACES	901,661

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.20%
14,379	*	Alstom RGPT	1,300,949
162,014		General Electric Co	5,719,094
90,458		Hewlett-Packard Co	3,318,904
15,328		International Business Machines Corp	1,255,976
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	11,594,923

INSURANCE AGENTS, BROKERS AND SERVICE - 0.88%
19,029		Hartford Financial Services Group, Inc	1,650,766
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,650,766

INSURANCE CARRIERS - 3.29%
40,917		ACE Ltd	2,239,387
59,163		American International Group, Inc	3,920,140
		TOTAL INSURANCE CARRIERS	6,159,527

METAL MINING - 0.97%
12,975		Freeport-McMoRan Copper & Gold, Inc (Class A)	691,048
26,772		Anglo American plc	1,119,322
		TOTAL METAL MINING	1,810,370

MISCELLANEOUS RETAIL - 1.34%
29,292		Best Buy Co, Inc	1,568,879

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
29,024		CVS Corp	$932,251
		TOTAL MISCELLANEOUS RETAIL	2,501,130

MOTION PICTURES - 2.37%
31,686		CBS Corp	892,595
109,470		News Corp (Class A)	2,151,086
24,845		Time Warner, Inc	452,924
30,115		Walt Disney Co	930,855
		TOTAL MOTION PICTURES	4,427,460

NONDEPOSITORY INSTITUTIONS - 2.98%
42,499		American Express Co	2,383,344
33,112		Fannie Mae	1,851,292
25,808		SLM Corp	1,341,500
		TOTAL NONDEPOSITORY INSTITUTIONS	5,576,136

OIL AND GAS EXTRACTION - 2.63%
36,708	*	Cameron International Corp	1,773,363
9,431	*	National Oilwell Varco, Inc	552,185
41,693		Schlumberger Ltd	2,586,217
		TOTAL OIL AND GAS EXTRACTION	4,911,765

PETROLEUM AND COAL PRODUCTS - 6.19%
9,199		Apache Corp	581,377
10,256		Ashland, Inc	654,128
6,692		Devon Energy Corp	422,600
104,383		Exxon Mobil Corp	7,004,099
22,779		Marathon Oil Corp	1,751,705
25,569		Noble Energy, Inc	1,165,691
		TOTAL PETROLEUM AND COAL PRODUCTS	11,579,600

PRINTING AND PUBLISHING - 0.22%
8,347		Meredith Corp	411,758
		TOTAL PRINTING AND PUBLISHING	411,758

RAILROAD TRANSPORTATION - 0.40%
23,075		CSX Corp	757,552
		TOTAL RAILROAD TRANSPORTATION	757,552

SECURITY AND COMMODITY BROKERS - 2.91%
10,922		AllianceBernstein Holding Lp	753,509
7,879		Bear Stearns Cos, Inc	1,103,848
28,188		Lazard Ltd	1,126,956
33,641		Morgan Stanley	2,452,765
		TOTAL SECURITY AND COMMODITY BROKERS	5,437,078

TOBACCO PRODUCTS - 3.70%
90,417		Altria Group, Inc	6,921,421
		TOTAL TOBACCO PRODUCTS	6,921,421

TRANSPORTATION BY AIR - 0.41%
32,917	*	AMR Corp	761,699
		TOTAL TRANSPORTATION BY AIR	761,699

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
TRANSPORTATION EQUIPMENT - 3.57%
15,275	*	BE Aerospace, Inc	$322,150
23,519		Boeing Co	1,854,473
40,334		Raytheon Co	1,936,435
40,419		United Technologies Corp	2,560,544
		TOTAL TRANSPORTATION EQUIPMENT	6,673,602

TRANSPORTATION SERVICES - 0.39%
16,441		CH Robinson Worldwide, Inc	732,940
		TOTAL TRANSPORTATION SERVICES	732,940

TRUCKING AND WAREHOUSING - 0.41%
4,405		DSV A/S	770,146
		TOTAL TRUCKING AND WAREHOUSING	770,146

WHOLESALE TRADE-DURABLE GOODS - 0.00% **
12		Finning International, Inc	402
		TOTAL WHOLESALE TRADE-DURABLE GOODS	402

WHOLESALE TRADE-NONDURABLE GOODS - 1.39%
29,908		Cardinal Health, Inc	1,966,152
19,278		Sysco Corp	644,849
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,611,001

		TOTAL COMMON STOCKS
		(Cost $164,419,708)	186,378,288

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.09%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.09%
160,000		Federal Home Loan Bank (FHLB), 4.750%, 10/02/06	160,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	160,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $159,979)	160,000

		TOTAL PORTFOLIO - 99.73%
		(Cost $164,579,687)	186,538,288
		OTHER ASSETS & LIABILITIES, NET - 0.27%	505,855

		NET ASSETS - 100.00%	187,044,143

	*	Non-income producing
	**	Percentage represents less than 0.01%

		ABBREVIATION:
		ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.21%

AGRICULTURAL SERVICES - 0.03%
125,000		AWB Ltd	$304,642
		TOTAL AGRICULTURAL SERVICES	304,642

APPAREL AND OTHER TEXTILE PRODUCTS - 0.18%
829,000		Toyobo Co Ltd	2,182,595
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	2,182,595

BUSINESS SERVICES - 1.12%
424		NTT Data Corp	1,956,233
58,600		Secom Co Ltd	2,902,095
680,876		WPP Group plc	8,439,400
		TOTAL BUSINESS SERVICES	13,297,728

CHEMICALS AND ALLIED PRODUCTS - 11.77%
288,000		Air Water, Inc	2,703,848
2,454	*	Arkema	115,790
1,588,616		Bayer AG.	80,980,920
98,294		Dr Reddy's Laboratories Ltd	1,565,427
237,600	*	Dyno Nobel Ltd	423,230
79,200		JSR Corp	1,743,238
128,000		Kaken Pharmaceutical Co Ltd	871,213
154,000		Kuraray Co Ltd	1,713,067
486,000		Nippon Paint Co Ltd	2,530,286
148,000		Nippon Shokubai Co Ltd	1,791,661
100,681		Novartis AG.	5,877,654
487,481		Reckitt Benckiser plc	20,207,885
73,600		Shin-Etsu Chemical Co Ltd	4,697,939
290,000		Sumitomo Chemical Co Ltd	2,165,333
158,800		Takeda Pharmaceutical Co Ltd	9,907,776
373,000		Teijin Ltd	2,008,279
		TOTAL CHEMICALS AND ALLIED PRODUCTS	139,303,546

COAL MINING - 0.94%
582,492		BHP Billiton Ltd	11,126,798
		TOTAL COAL MINING	11,126,798

COMMUNICATIONS - 2.10%
742		KDDI Corp	4,623,170
41,170		News Corp	833,072
545		Nippon Telegraph & Telephone Corp	2,675,979
1,177,048		Royal KPN NV	15,015,157
2,969		SKY Perfect Communications, Inc	1,661,383
		TOTAL COMMUNICATIONS	24,808,761

DEPOSITORY INSTITUTIONS - 6.64%
184,568		Australia & New Zealand Banking Group Ltd	3,694,826
370,000	*	China Merchants Bank Co Ltd	521,471
55		DBS Group Holdings Ltd	665

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES	COMPANY	VALUE
97,200	Hang Seng Bank Ltd	$1,228,311
58,894	ICICI Bank Ltd (ADR)	1,808,635
406,055	Julius Baer Holding AG.	40,558,415
1,013	Mitsubishi UFJ Financial Group, Inc	13,035,005
788	Mizuho Financial Group, Inc	6,110,544
643	Sumitomo Mitsui Financial Group, Inc	6,749,799
463,000	Sumitomo Trust & Banking Co Ltd	4,844,597
	TOTAL DEPOSITORY INSTITUTIONS	78,552,268

ELECTRIC, GAS, AND SANITARY SERVICES - 4.95%
1,884,079	Fortum Oyj	50,195,280
447,000	Hong Kong & China Gas Ltd	1,047,694
7,165,000	Xinao Gas Holdings Ltd	7,357,538
	TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	58,600,512

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.94%
17,700	Fanuc Ltd	1,381,537
10,100	Hirose Electric Co Ltd	1,338,116
86,800	Hitachi Maxell Ltd	1,125,736
82,400	Hoya Corp	3,104,169
29,900	Kyocera Corp	2,559,060
20,600	NEC Electronics Corp	708,030
35,000	NGK Spark Plug Co Ltd	694,815
11,800	Rohm Co Ltd	1,095,839
100,497	Satyam Computer Services Ltd	1,790,893
149,700	Sony Corp	6,057,702
42,600	Sumco Corp	3,155,556
	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	23,011,453

FABRICATED METAL PRODUCTS - 0.28%
130,000	NEOMAX Co Ltd	2,228,571
90,096	Tata Steel Ltd	1,050,842
	TOTAL FABRICATED METAL PRODUCTS	3,279,413

FOOD AND KINDRED PRODUCTS - 3.00%
75,000	Ajinomoto Co, Inc	807,619
298,204	Bajaj Hindusthan Ltd	2,104,473
33,000	Cosan SA Industria e Comercio	531,964
123,854	Groupe Danone	17,385,828
259,000	Meiji Seika Kaisha Ltd	1,315,556
270,000	Mitsui Sugar Co Ltd	893,714
193,000	Nichirei Corp	1,017,896
500,000	Nippon Formula Feed Manufacturing Co Ltd	850,794
1,454,000	Nisshin Oillio Group Ltd	8,431,661
265,000	Nosan Corp	758,265
983,000	Olam International Ltd	1,052,164
353,000	PT Astra Agro Lestari Tbk	348,217
	TOTAL FOOD AND KINDRED PRODUCTS	35,498,151

FOOD STORES - 1.22%
1,855,787	Tesco plc	12,508,815
125,059	Woolworths Ltd	1,888,365
	TOTAL FOOD STORES	14,397,180

GENERAL BUILDING CONTRACTORS - 1.54%
33,300	Daito Trust Construction Co Ltd	1,807,010
258,100	Lend Lease Corp Ltd	3,081,642

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
307,000		Sekisui Chemical Co Ltd	$2,588,546
130,000		Sekisui House Ltd	1,966,646
12,180,000		Shanghai Forte Land Co	4,252,482
785,000		Shimizu Corp	4,485,714
		TOTAL GENERAL BUILDING CONTRACTORS	18,182,040

GENERAL MERCHANDISE STORES - 0.11%
77,600		Isetan Co Ltd	1,309,264
		TOTAL GENERAL MERCHANDISE STORES	1,309,264

HEAVY CONSTRUCTION, EXCEPT BUILDING - 4.87%
518,132		Vinci S.A.	57,686,296
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	57,686,296

HOLDING AND OTHER INVESTMENT OFFICES - 13.50%
2,506,127		Collins Stewart Tullett plc	40,823,279
2,044,571		GEA Group AG.	36,867,146
520,000		iShares MSCI EAFE Index Fund	35,230,000
5,248,974	*	Man Group Plc	44,028,916
2,762,300		Noble Group Ltd	1,808,778
51,800		Softbank Corp	1,072,178
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	159,830,297

HOTELS AND OTHER LODGING PLACES - 5.03%
862,096		Accor S.A.	58,758,651
27,000		Indian Hotels Co Ltd	814,174
		TOTAL HOTELS AND OTHER LODGING PLACES	59,572,825

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.85%
107,700		Canon, Inc	5,616,356
46,100		Fuji Photo Film Co Ltd	1,682,040
180,000		Komatsu Ltd	3,108,571
96,000		Konica Minolta Holdings, Inc	1,285,689
139,000	v*	Lee Kee Holdings Ltd	47,638
49,900		Melco Holdings, Inc	1,457,397
437,773		Rheinmetall AG.	31,863,875
90,100		Riso Kagaku Corp	1,628,474
14,500		SMC Corp	1,918,603
103,000		Sumitomo Heavy Industries Ltd	862,366
77,600		Tokyo Seimitsu Co Ltd	4,072,974
146,600		Toyota Tsusho Corp	3,859,691
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	57,403,674

INSTRUMENTS AND RELATED PRODUCTS - 1.14%
38,090		Advantest Corp	1,889,586
114,081		Tecan Group AG.	5,692,874
155,600		Terumo Corp	5,901,274
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	13,483,734

INSURANCE AGENTS, BROKERS AND SERVICE - 0.25%
161,319		QBE Insurance Group Ltd	2,945,664
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	2,945,664

INSURANCE CARRIERS - 4.51%
798,000		Aioi Insurance Co Ltd	5,492,267
874,884		AMP Ltd	5,829,343
476,844		AXA S.A.	17,583,626

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
46,500	v	Millea Holdings, Inc	$1,615,937
396,000		Nipponkoa Insurance Co Ltd	3,157,943
126,000		Sompo Japan Insurance, Inc	1,650,133
23,000		T&D Holdings, Inc	1,664,762
66,821		Zurich Financial Services AG.	16,418,691
		TOTAL INSURANCE CARRIERS	53,412,702

METAL MINING - 0.84%
16,300		Cameco Corp	593,960
44,600		Newcrest Mining Ltd	747,909
757,086		Oxiana Ltd	1,636,345
145,240	*	Paladin Resources Ltd	514,176
102,164	*	Polyus Gold (ADR)	4,341,970
30,766		Rio Tinto Ltd	1,607,388
58,551		Zinifex Ltd	512,748
		TOTAL METAL MINING	9,954,496

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.24%
1,910,633		Futuris Corp Ltd	2,890,713
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	2,890,713

NONDEPOSITORY INSTITUTIONS - 6.19%
639,215		Deutsche Postbank AG.	48,511,961
387,108		Hypo Real Estate Holding AG.	24,150,992
35,794		ICICI Bank Ltd	545,269
		TOTAL NONDEPOSITORY INSTITUTIONS	73,208,222

NONMETALLIC MINERALS, EXCEPT FUELS - 0.19%
295,000		Itochu Corp	2,285,079
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	2,285,079

OIL AND GAS EXTRACTION - 1.46%
109	*	Inpex Holdings, Inc	865,541
23,700		Japan Petroleum Exploration Co	1,440,559
33,100	*	Kazmu Gas Exploration	484,584
5,036,000		PetroChina Co Ltd (Class H)	5,416,965
21,688		Petroleo Brasileiro S.A. (ADR)	1,818,105
84,306		Total S.A.	5,532,311
57,484		Woodside Petroleum Ltd	1,681,583
		TOTAL OIL AND GAS EXTRACTION	17,239,648

PETROLEUM AND COAL PRODUCTS - 1.49%
515,915		BP plc	5,621,946
308,583		ENI S.p.A.	9,144,678
86,682		Royal Dutch Shell plc (A Shares)	2,859,699
		TOTAL PETROLEUM AND COAL PRODUCTS	17,626,323

PRIMARY METAL INDUSTRIES - 1.01%
525,579		BHP Billiton plc	9,073,075
689,000		Nippon Steel Corp	2,834,743
		TOTAL PRIMARY METAL INDUSTRIES	11,907,818

RAILROAD TRANSPORTATION - 0.31%
523		East Japan Railway Co	3,657,126
		TOTAL RAILROAD TRANSPORTATION	3,657,126

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 0.97%
220,000		Mitsui Fudosan Co Ltd	$5,000,635
3,930		ORIX Corp	1,086,260
600,000	v*	Shui On Land Ltd	412,032
130,000		Sumitomo Realty & Development Co Ltd	3,818,836
84,222		Westfield Group	1,181,345
		TOTAL REAL ESTATE	11,499,108

SECURITY AND COMMODITY BROKERS - 0.09%
20,423		Macquarie Bank Ltd	1,052,552
		TOTAL SECURITY AND COMMODITY BROKERS	1,052,552

STONE, CLAY, AND GLASS PRODUCTS - 2.32%
453,089		CSR Ltd	1,006,309
240,377		Holcim Ltd	19,646,151
127,000		Krosaki Harima Corp	450,480
285,000		NGK Insulators Ltd	4,005,079
786,000		Sumitomo Osaka Cement Co Ltd	2,328,889
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	27,436,908

TOBACCO PRODUCTS - 0.45%
1,378		Japan Tobacco, Inc	5,354,514
		TOTAL TOBACCO PRODUCTS	5,354,514

TRANSPORTATION EQUIPMENT - 7.48%
45,400		Denso Corp	1,595,005
2,941,645		Fiat S.p.A.	46,888,167
216,400		Honda Motor Co Ltd	7,272,872
364,000		Keppel Corp Ltd	3,391,909
70,000		Mitsuba Corp	546,370
206,000		NHK Spring Co Ltd	2,383,932
435,000		NSK Ltd	3,671,492
115,100		Toyota Industries Corp	4,881,702
329,700		Toyota Motor Corp	17,918,933
		TOTAL TRANSPORTATION EQUIPMENT	88,550,382

TRUCKING AND WAREHOUSING - 4.80%
2,163,438		Deutsche Post AG.	56,787,470
		TOTAL TRUCKING AND WAREHOUSING	56,787,470

WHOLESALE TRADE-DURABLE GOODS - 0.19%
182,300		Sumitomo Corp	2,273,252
		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,273,252

WHOLESALE TRADE-NONDURABLE GOODS - 0.21%
297,000	*	China BlueChemical Ltd	86,882
68,700		Mitsubishi Corp	1,291,124
577,334		Sigma Pharmaceuticals Ltd	1,123,050
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,501,056

		TOTAL COMMON STOCKS
		(Cost $984,991,810)	1,162,414,210

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

		TOTAL PORTFOLIO - 98.21%
		(Cost $984,991,810)	1,162,414,210

		OTHER ASSETS & LIABILITIES, NET - 1.79%	21,145,760
		NET ASSETS - 100.00%	$1,183,559,970

	*	Non-income producing
	v	Security valued at fair value.

		ABBREVIATION:
		ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
Summary of market values by country
International Equity Fund
September 30, 2006
		% OF
		MARKET
DOMESTIC	VALUE	VALUE
UNITED STATES OF AMERICA	$35,714,584	3.07%
TOTAL DOMESTIC	35,714,584	3.07

FOREIGN
AUSTRALIA	44,081,699	3.79
BRAZIL	2,350,069	0.20
CANADA	593,960	0.05
FINLAND	50,195,280	4.32
FRANCE	157,062,502	13.51
GERMANY	279,162,363	24.02
HONG KONG	20,371,014	1.75
INDIA	9,679,713	0.83
INDONESIA	348,217	0.03
ITALY	56,032,846	4.82
JAPAN	249,454,519	21.46
NETHERLANDS	15,015,157	1.29
RUSSIA	4,341,970	0.38
SINGAPORE	6,253,517	0.54
SWITZERLAND	88,193,785	7.59
UNITED KINGDOM	143,563,015	12.35
TOTAL FOREIGN	1,126,699,626	96.93
TOTAL PORTFOLIO	$1,162,414,210	100.00%

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP GROWTH FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.07%

APPAREL AND ACCESSORY STORES - 0.69%
3,881	*	J Crew Group, Inc	$116,702
		TOTAL APPAREL AND ACCESSORY STORES	116,702

APPAREL AND OTHER TEXTILE PRODUCTS - 0.72%
1,871		Polo Ralph Lauren Corp	121,035
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	121,035

BUSINESS SERVICES - 9.05%
9,189	*	Adobe Systems, Inc	344,128
1,329	*	Cognizant Technology Solutions Corp	98,426
2,080	*	eBay, Inc	58,989
5,065	*	Electronic Arts, Inc	282,019
1,085	*	Google, Inc (Class A)	436,062
11,028		Microsoft Corp	301,395
		TOTAL BUSINESS SERVICES	1,521,019

CHEMICALS AND ALLIED PRODUCTS - 13.62%
9,213		Abbott Laboratories	447,383
6,441	*	Amgen, Inc	460,725
35		Eli Lilly & Co	1,995
775	*	Genentech, Inc	64,093
529	*	Genzyme Corp	35,692
2,660	*	Gilead Sciences, Inc	182,742
2,949	*	Keryx Biopharmaceuticals, Inc	34,887
4,742		Monsanto Co	222,921
6,705		Procter & Gamble Co	415,576
755		Roche Holding AG.	130,538
5,743		Wyeth	291,974
		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,288,526

COMMUNICATIONS - 2.73%
3,239		America Movil S.A. de C.V. (ADR)	127,519
7,858		AT&T, Inc	255,856
1,316	*	Comcast Corp (Class A)	48,495
498	*	Univision Communications, Inc (Class A)	17,101
248	*	Viacom, Inc	9,221
		TOTAL COMMUNICATIONS	458,192

EATING AND DRINKING PLACES - 1.33%
6,549	*	Starbucks Corp	222,993
		TOTAL EATING AND DRINKING PLACES	222,993

ELECTRIC, GAS, AND SANITARY SERVICES - 0.78%
4,894		Fortum Oyj	130,385
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	130,385

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 15.81%
4,853	*	Apple Computer, Inc	$373,827
5,142	*	Broadcom Corp (Class A)	156,008
19,724	*	Cisco Systems, Inc	453,652
1,828		Cooper Industries Ltd (Class A)	155,782
3,342		Emerson Electric Co	280,260
10,011		Intel Corp	205,926
4,114	b*	Marvell Technology Group Ltd	79,688
10,421		Motorola, Inc	260,525
5,986	*	Network Appliance, Inc	221,542
371	*	Nvidia Corp	10,978
10,065		Qualcomm, Inc	365,863
2,818		Texas Instruments, Inc	93,699
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,657,750

ENGINEERING AND MANAGEMENT SERVICES - 2.46%
4,093	*	Celgene Corp	177,227
6,423		Paychex, Inc	236,688
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	413,915

FOOD AND KINDRED PRODUCTS - 2.60%
6,705		PepsiCo, Inc	437,568
		TOTAL FOOD AND KINDRED PRODUCTS	437,568

FURNITURE AND HOMEFURNISHINGS STORES - 0.70%
3,090	*	Bed Bath & Beyond, Inc	118,223
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	118,223

GENERAL MERCHANDISE STORES - 2.63%
5,341		Target Corp	295,090
2,970		Wal-Mart Stores, Inc	146,480
		TOTAL GENERAL MERCHANDISE STORES	441,570

HEALTH SERVICES - 2.06%
1,825		Caremark Rx, Inc	103,423
4,042	*	Medco Health Solutions, Inc	242,965
		TOTAL HEALTH SERVICES	346,388

HOLDING AND OTHER INVESTMENT OFFICES - 1.83%
722		Alcon, Inc	82,669
48		Hugoton Royalty Trust	1,265
4,311		iShares Russell 1000 Growth Index Fund	224,388
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	308,322

HOTELS AND OTHER LODGING PLACES - 1.34%
3,924		Starwood Hotels & Resorts Worldwide, Inc	224,414
		TOTAL HOTELS AND OTHER LODGING PLACES	224,414

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.52%
1,262	*	Alstom RGPT	114,180
5,053		Applied Materials, Inc	89,590
4,181		General Electric Co	147,589
4,383		Hewlett-Packard Co	160,812

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE
5,949		International Game Technology	$246,884
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	759,055

INSTRUMENTS AND RELATED PRODUCTS - 5.36%
5,927		Johnson & Johnson	384,899
1,769		Medtronic, Inc	82,152
6,400	*	St. Jude Medical, Inc	225,856
3,077	*	Zimmer Holdings, Inc	207,698
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	900,605

INSURANCE CARRIERS - 2.70%
2,918		Aetna, Inc	115,407
2,522		American International Group, Inc	167,108
6,986		Progressive Corp	171,436
		TOTAL INSURANCE CARRIERS	453,951

LEATHER AND LEATHER PRODUCTS - 1.37%
6,675	*	Coach, Inc	229,620
		TOTAL LEATHER AND LEATHER PRODUCTS	229,620

METAL MINING - 0.98%
3,925		Anglo American plc	164,102
		TOTAL METAL MINING	164,102

MISCELLANEOUS RETAIL - 1.72%
9,004		CVS Corp	289,208
		TOTAL MISCELLANEOUS RETAIL	289,208

MOTION PICTURES - 0.60%
3,240		Walt Disney Co	100,148
		TOTAL MOTION PICTURES	100,148

NONDEPOSITORY INSTITUTIONS - 2.03%
6,095		American Express Co	341,808
		TOTAL NONDEPOSITORY INSTITUTIONS	341,808

OIL AND GAS EXTRACTION - 2.42%
3,389		Halliburton Co	96,417
3,064		Schlumberger Ltd	190,060
2,854		XTO Energy, Inc	120,239
		TOTAL OIL AND GAS EXTRACTION	406,716

PETROLEUM AND COAL PRODUCTS - 0.50%
1,305		EOG Resources, Inc	84,890
		TOTAL PETROLEUM AND COAL PRODUCTS	84,890

PRIMARY METAL INDUSTRIES - 2.81%
6,906		BHP Billiton plc	119,218
14,464	*	Corning, Inc	353,066
		TOTAL PRIMARY METAL INDUSTRIES	472,284

RAILROAD TRANSPORTATION - 0.37%
1,905		CSX Corp	62,541
		TOTAL RAILROAD TRANSPORTATION	62,541

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

SECURITY AND COMMODITY BROKERS - 7.11%
17,289		Charles Schwab Corp	$309,473
448		Chicago Mercantile Exchange Holdings, Inc	214,256
6,397	*	E*Trade Financial Corp	153,016
1,396		Goldman Sachs Group, Inc	236,161
1,702		Merrill Lynch & Co, Inc	133,130
7,868		TD Ameritrade Holding Corp	148,312
		TOTAL SECURITY AND COMMODITY BROKERS	1,194,348

TOBACCO PRODUCTS - 2.52%
5,542		Altria Group, Inc	424,240
		TOTAL TOBACCO PRODUCTS	424,240

TRANSPORTATION EQUIPMENT - 3.52%
3,637		Boeing Co	286,777
4,799		United Technologies Corp	304,017
		TOTAL TRANSPORTATION EQUIPMENT	590,794

TRANSPORTATION SERVICES - 0.88%
3,326		CH Robinson Worldwide, Inc	148,273
		TOTAL TRANSPORTATION SERVICES	148,273

TRUCKING AND WAREHOUSING - 0.94%
2,188		United Parcel Service, Inc (Class B)	157,405
		TOTAL TRUCKING AND WAREHOUSING	157,405

WHOLESALE TRADE-DURABLE GOODS - 0.37%
1,064	*	WESCO International, Inc	61,744
		TOTAL WHOLESALE TRADE-DURABLE GOODS	61,744

		TOTAL COMMON STOCKS	16,648,734
		(Cost $16,146,116)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.77%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.77%
$ 130,000		Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	130,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	130,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $129,983)	130,000

		TOTAL PORTFOLIO - 99.84%
		(Cost $16,276,099)	16,778,734

		OTHER ASSETS & LIABILITIES, NET - 0.16%	27,008

		NET ASSETS - 100.00%	$16,805,742

	*	Non-income producing
	b	In bankruptcy

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Fund

ABBREVIATION:
ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP VALUE FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.02%

APPAREL AND ACCESSORY STORES - 2.38%
41,564	*	Aeropostale, Inc	$1,214,916
781,431		Gap, Inc	14,808,117
		TOTAL APPAREL AND ACCESSORY STORES	16,023,033

APPAREL AND OTHER TEXTILE PRODUCTS - 0.07%
4,817		Liz Claiborne, Inc	190,320
3,651		VF Corp	266,340
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	456,660

BUSINESS SERVICES - 2.57%
108,779	*	DynCorp International, Inc	1,369,528
95,209	*	Interpublic Group of Cos, Inc	942,569
454,480	*	Novell, Inc	2,781,418
229,231	*	Redback Networks, Inc	3,181,726
15,956,000		Solomon Systech International Ltd	2,785,411
594,781	*	Sun Microsystems, Inc	2,956,062
138,597	*	United Rentals, Inc	3,222,380
		TOTAL BUSINESS SERVICES	17,239,094

CHEMICALS AND ALLIED PRODUCTS - 10.70%
100,304		Akzo Nobel NV	6,178,933
2,905	*	Bare Escentuals, Inc	78,871
77,244		Bristol-Myers Squibb Co	1,924,920
152,024		Colgate-Palmolive Co	9,440,690
183,514		Du Pont (E.I.) de Nemours & Co	7,861,740
211,745	*	Hercules, Inc	3,339,219
732,297		Pfizer, Inc	20,767,943
56,212		Procter & Gamble Co	3,484,020
58,900	*	Sepracor, Inc	2,853,116
45,398		Unilever plc	1,119,459
93,883		Unilever plc (ADR)	2,329,237
50,822	*	Vertex Pharmaceuticals, Inc	1,710,160
228,011	*	Warner Chilcott Ltd	3,032,546
151,931		Wyeth	7,724,172
		TOTAL CHEMICALS AND ALLIED PRODUCTS	71,845,026

COAL MINING - 1.28%
98,082		Peabody Energy Corp	3,607,456
151,794		Sasol Ltd (ADR)	4,992,505
		TOTAL COAL MINING	8,599,961

COMMUNICATIONS - 5.11%
404,275		AT&T, Inc	13,163,194
127,248		BellSouth Corp	5,439,852
255,288		Cablevision Systems Corp (Class A)	5,797,590

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE
3,755	*	Liberty Media Holding Corp (Capital)	$313,805
18,673	*	Liberty Media Holding Corp (Interactive)	380,556
82,389	*	Qwest Communications International, Inc	718,432
376,351		Sprint Nextel Corp	6,454,420
356,710		Telecom Corp of New Zealand Ltd	1,012,944
27,433		Verizon Communications, Inc	1,018,587
		TOTAL COMMUNICATIONS	34,299,380

DEPOSITORY INSTITUTIONS - 18.82%
486,300		Bank of America Corp	26,051,091
247,103		Bank of New York Co, Inc	8,712,852
108,476		Citigroup, Inc	5,388,003
677,430		Hudson City Bancorp, Inc	8,975,948
513,997		JPMorgan Chase & Co	24,137,299
80,028		Marshall & Ilsley Corp	3,855,749
721		National City Corp	26,389
182,239		South Financial Group, Inc	4,743,681
179,872		SunTrust Banks, Inc	13,900,508
109,685		TCF Financial Corp	2,883,619
262,052		US Bancorp	8,705,367
167,940		Wachovia Corp	9,371,052
176,663		Washington Mutual, Inc	7,679,541
54,086		Wells Fargo & Co	1,956,831
		TOTAL DEPOSITORY INSTITUTIONS	126,387,930

EATING AND DRINKING PLACES - 1.72%
146,500		Brinker International, Inc	5,873,185
1,135,641		Compass Group plc	5,703,827
		TOTAL EATING AND DRINKING PLACES	11,577,012

ELECTRIC, GAS, AND SANITARY SERVICES - 5.06%
196,562		American Electric Power Co, Inc	7,148,960
9,716		Dominion Resources, Inc	743,177
228,149		DPL, Inc	6,187,401
28,934		Duke Energy Corp	873,807
59,323		Edison International	2,470,210
46,623		Entergy Corp	3,647,317
21,012		FirstEnergy Corp	1,173,730
53,342		FPL Group, Inc	2,400,390
7,344		MDU Resources Group, Inc	164,065
35,086	*	Mirant Corp	958,199
68,413		Northeast Utilities	1,591,971
58,588	*	NRG Energy, Inc	2,654,036
33,222		PPL Corp	1,093,004
500,420	*	Sojitz Holdings Corp	1,626,762
36,235		Southern Co	1,248,658
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	33,981,687

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.22%
199,495	*	Agere Systems, Inc	2,978,460
103,968	*	Ciena Corp	2,833,128
431,214		Honeywell International, Inc	17,636,653
188,446		Intel Corp	3,876,334
1,715,276	*	JDS Uniphase Corp	3,756,454

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE
52,960		Linear Technology Corp	$1,648,115
83,163	*	Marvell Technology Group Ltd	1,610,867
102,282	*	Qimonda AG.	1,738,794
295,262		RadioShack Corp	5,698,557
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	41,777,362

ENGINEERING AND MANAGEMENT SERVICES - 0.49%
187,567	*	Infrasource Services, Inc	3,291,801
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,291,801

FABRICATED METAL PRODUCTS - 0.36%
54,527		Illinois Tool Works, Inc	2,448,262
		TOTAL FABRICATED METAL PRODUCTS	2,448,262

FOOD AND KINDRED PRODUCTS - 0.73%
180,545	*	Smithfield Foods, Inc	4,878,326
		TOTAL FOOD AND KINDRED PRODUCTS	4,878,326

FORESTRY - 0.29%
50,887		Rayonier, Inc	1,923,529
		TOTAL FORESTRY	1,923,529

GENERAL BUILDING CONTRACTORS - 0.34%
442,100	*	Daikyo, Inc	2,309,212
		TOTAL GENERAL BUILDING CONTRACTORS	2,309,212

GENERAL MERCHANDISE STORES - 0.14%
18,983		Costco Wholesale Corp	943,075
		TOTAL GENERAL MERCHANDISE STORES	943,075

HEALTH SERVICES - 1.24%
1,137,702	*	Healthsouth Corp	5,643,002
61,966		Omnicare, Inc	2,670,115
		TOTAL HEALTH SERVICES	8,313,117

HOLDING AND OTHER INVESTMENT OFFICES - 2.35%
11		Cross Timbers Royalty Trust	510
160,229		iShares Russell 1000 Value Index Fund	12,348,849
24,291		New Century Financial Corp	954,879
72,048		Plum Creek Timber Co, Inc	2,452,514
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	15,756,752

HOTELS AND OTHER LODGING PLACES - 1.81%
178,891		Accor S.A.	12,192,835
		TOTAL HOTELS AND OTHER LODGING PLACES	12,192,835

INDUSTRIAL MACHINERY AND EQUIPMENT - 2.76%
65,543	*	Alstom RGPT	5,930,045
467		Deere & Co	39,186
72,324		General Electric Co	2,553,037
273,780		Hewlett-Packard Co	10,044,988
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	18,567,256

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE
INSTRUMENTS AND RELATED PRODUCTS - 0.18%
73,980	*	Eagle Test Systems, Inc	$1,222,150
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,222,150

INSURANCE AGENTS, BROKERS AND SERVICE - 0.74%
62,412		AON Corp	2,113,894
23,600		Hartford Financial Services Group, Inc	2,047,300
29,937		Marsh & McLennan Cos, Inc	842,727
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	5,003,921

INSURANCE CARRIERS - 8.52%
1,399		Aegon NV	26,259
196,757		Aetna, Inc	7,781,739
221,887		American International Group, Inc	14,702,233
68,796		Aspen Insurance Holdings Ltd	1,777,001
107,181		Axis Capital Holdings Ltd	3,718,109
18,786		Everest Re Group Ltd	1,832,199
96,227		Max Re Capital Ltd	2,209,372
187,033		Montpelier Re Holdings Ltd	3,626,570
84,450		PartnerRe Ltd	5,706,287
70,118		Platinum Underwriters Holdings Ltd	2,161,738
213,679		St. Paul Travelers Cos, Inc	10,019,408
53,696		XL Capital Ltd (Class A)	3,688,915
		TOTAL INSURANCE CARRIERS	57,249,830

METAL MINING - 0.54%
32,482		Anglo American plc	1,358,054
14,934	*	Barrick Gold Corp	458,772
13,859		MMC Norilsk Nickel (ADR)	1,801,670
		TOTAL METAL MINING	3,618,496

MISCELLANEOUS RETAIL - 1.95%
1,324,728	*	Rite Aid Corp	6,014,265
45,015	*	Sears Holdings Corp	7,116,421
		TOTAL MISCELLANEOUS RETAIL	13,130,686

MOTION PICTURES - 0.39%
43,979		CBS Corp	1,238,888
20		News Corp (Class A)	393
75,030		Time Warner, Inc	1,367,797
		TOTAL MOTION PICTURES	2,607,078

NONDEPOSITORY INSTITUTIONS - 2.46%
231,684		Fannie Mae	12,953,452
53,390		Freddie Mac	3,541,359
		TOTAL NONDEPOSITORY INSTITUTIONS	16,494,811

OIL AND GAS EXTRACTION - 0.86%
4,968		Equitable Resources, Inc	173,781
67,000	*	Kazmu Gas Exploration	980,880
54,250		Petroleo Brasileiro S.A. (ADR)	4,547,778
2,089		Pogo Producing Co	85,545
		TOTAL OIL AND GAS EXTRACTION	5,787,984

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE
PAPER AND ALLIED PRODUCTS - 1.19%
68,895		Kimberly-Clark Corp	$4,502,977
12,193	*	Smurfit-Stone Container Corp	136,562
84,250		Temple-Inland, Inc	3,378,425
		TOTAL PAPER AND ALLIED PRODUCTS	8,017,964

PETROLEUM AND COAL PRODUCTS - 7.74%
101,245		Apache Corp	6,398,684
293,576		Chevron Corp	19,041,339
44,982		ConocoPhillips	2,677,778
87,242		Devon Energy Corp	5,509,332
119,809		Exxon Mobil Corp	8,039,184
20,811		Marathon Oil Corp	1,600,366
38,057		Noble Energy, Inc	1,735,019
144,940		Occidental Petroleum Corp	6,973,063
		TOTAL PETROLEUM AND COAL PRODUCTS	51,974,765

PRIMARY METAL INDUSTRIES - 0.18%
24,700	*	Lone Star Technologies, Inc	1,194,986
		TOTAL PRIMARY METAL INDUSTRIES	1,194,986

PRINTING AND PUBLISHING - 0.44%
51,988		Gannett Co, Inc	2,954,478
		TOTAL PRINTING AND PUBLISHING	2,954,478

RAILROAD TRANSPORTATION - 0.23%
47,026		CSX Corp	1,543,864
		TOTAL RAILROAD TRANSPORTATION	1,543,864

SECURITY AND COMMODITY BROKERS - 3.82%
3,438		Janus Capital Group, Inc	67,797
505		Merrill Lynch & Co, Inc	39,501
184,846		Morgan Stanley	13,477,122
86,350		Nomura Holdings, Inc	1,520,491
207,203		TD Ameritrade Holding Corp	3,905,777
267,569		Waddell & Reed Financial, Inc (Class A)	6,622,333
		TOTAL SECURITY AND COMMODITY BROKERS	25,633,021

TOBACCO PRODUCTS - 3.76%
329,780		Altria Group, Inc	25,244,659
		TOTAL TOBACCO PRODUCTS	25,244,659

TRANSPORTATION BY AIR - 0.40%
286,993	*	JetBlue Airways Corp	2,660,425
		TOTAL TRANSPORTATION BY AIR	2,660,425

TRANSPORTATION EQUIPMENT - 0.75%
473,876		Ford Motor Co	3,833,657
7,582	*	Magna International, Inc (Class A)	553,713
13,439		Raytheon Co	645,206
		TOTAL TRANSPORTATION EQUIPMENT	5,032,576

WHOLESALE TRADE-NONDURABLE GOODS - 1.43%
84,219		Cardinal Health, Inc	5,536,557
96,906	*	Dean Foods Co	4,071,990
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	$9,608,547

		TOTAL COMMON STOCKS	671,791,551
		(Cost $608,717,487)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Fund

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.81%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.81%
5,430,000		Federal Home Loan Bank (FHLB), 4.750%, 10/02/06	5,430,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $5,429,284)	5,430,000

		TOTAL PORTFOLIO - 100.83%
		(Cost $614,146,771)	677,221,551

		OTHER ASSETS & LIABILITIES, NET - (0.83%)	(5,582,139)

		NET ASSETS - 100.00%	671,639,412

	*	Non-income producing

		ABBREVIATION:
		ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP GROWTH FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.34%

APPAREL AND ACCESSORY STORES - 1.34%
51,700		Abercrombie & Fitch Co (Class A)	$3,592,116
		TOTAL APPAREL AND ACCESSORY STORES	3,592,116

APPAREL AND OTHER TEXTILE PRODUCTS - 1.05%
43,211		Polo Ralph Lauren Corp	2,795,320
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	2,795,320

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 1.00%
94,878	*	Copart, Inc	2,674,611
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	2,674,611

BUSINESS SERVICES - 12.34%
84,552	*	Adobe Systems, Inc	3,166,472
15,801	*	Akamai Technologies, Inc	789,892
66,736	*	Cerner Corp	3,029,814
96,854	*	Citrix Systems, Inc	3,507,083
57,814	*	Cognizant Technology Solutions Corp	4,281,705
137,469	*	Commvault Systems, Inc	2,474,442
21,150	*	DST Systems, Inc	1,304,321
36,285	*	Electronic Arts, Inc	2,020,349
51,520	*	F5 Networks, Inc	2,767,654
36,202	*	Focus Media Holding Ltd (ADR)	2,096,820
93,747	*	H&E Equipment Services, Inc	2,286,489
30,170		Omnicom Group, Inc	2,823,912
115,798	*	Red Hat, Inc	2,441,022
		TOTAL BUSINESS SERVICES	32,989,975

CHEMICALS AND ALLIED PRODUCTS - 5.22%
87,273	*	Adams Respiratory Therapeutics, Inc	3,193,319
1,194	*	Bare Escentuals, Inc	32,417
87,751		Ecolab, Inc	3,757,498
85,953	*	Forest Laboratories, Inc	4,350,081
38,869	*	Genzyme Corp	2,622,491
		TOTAL CHEMICALS AND ALLIED PRODUCTS	13,955,806

COAL MINING - 0.86%
72,576		Consol Energy, Inc	2,302,837
		TOTAL COAL MINING	2,302,837

COMMUNICATIONS - 7.73%
98,043	*	American Tower Corp (Class A)	3,578,570
77,246		Global Payments, Inc	3,399,596
131,002	*	NeuStar, Inc	3,635,306
85,741	*	NII Holdings, Inc (Class B)	5,329,661
137,066	*	Univision Communications, Inc (Class A)	4,706,846
		TOTAL COMMUNICATIONS	$20,649,979

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE
DEPOSITORY INSTITUTIONS - 2.02%
235,710		Hudson City Bancorp, Inc	$3,123,158
38,939		Northern Trust Corp	2,275,206
		TOTAL DEPOSITORY INSTITUTIONS	5,398,364

ELECTRIC, GAS, AND SANITARY SERVICES - 1.39%
172,406	*	Covanta Holding Corp	3,711,901
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	3,711,901

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 11.20%
70,817		Amphenol Corp (Class A)	4,385,697
148,628	*	Fairchild Semiconductor International, Inc	2,779,344
39,861		L-3 Communications Holdings, Inc	3,122,312
66,923	*	MEMC Electronic Materials, Inc	2,451,389
103,349	*	Network Appliance, Inc	3,824,946
134,578	*	Nvidia Corp	3,982,163
103,050	*	QLogic Corp	1,947,645
73,063		Rockwell Collins, Inc	4,006,775
30,965	*	Silicon Laboratories, Inc	960,534
51,674	*	Thomas & Betts Corp	2,465,367
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	29,926,172

ENGINEERING AND MANAGEMENT SERVICES - 5.75%
63,874	*	Celgene Corp	2,765,744
76,798	*	Infrasource Services, Inc	1,347,805
38,699	*	Jacobs Engineering Group, Inc	2,891,976
120,653		Paychex, Inc	4,446,063
64,033		Quest Diagnostics, Inc	3,916,258
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	15,367,846

FOOD AND KINDRED PRODUCTS - 2.66%
61,455	*	Constellation Brands, Inc (Class A)	1,768,675
59,785	*	Hansen Natural Corp	1,941,817
89,294		McCormick & Co, Inc	3,391,386
		TOTAL FOOD AND KINDRED PRODUCTS	7,101,878

FURNITURE AND FIXTURES - 0.58%
45,107		Herman Miller, Inc	1,543,110
		TOTAL FURNITURE AND FIXTURES	1,543,110

FURNITURE AND HOME FURNISHINGS STORES - 1.92%
72,440	*	Bed Bath & Beyond, Inc	2,771,554
51,193	*	GameStop Corp	2,369,212
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	5,140,766

GENERAL MERCHANDISE STORES - 2.30%
43,315		JC Penney Co, Inc	2,962,313
113,600		TJX Cos, Inc	3,184,208
		TOTAL GENERAL MERCHANDISE STORES	6,146,521

HEALTH SERVICES - 1.20%
61,591		Manor Care, Inc	3,219,978
		TOTAL HEALTH SERVICES	$3,219,978

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE
HOLDING AND OTHER INVESTMENT OFFICES - 1.86%
59,067		Global Signal, Inc	2,987,609
26,100		Macerich Co	1,992,996
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,980,605

HOTELS AND OTHER LODGING PLACES - 1.44%
137,720		Hilton Hotels Corp	3,835,502
		TOTAL HOTELS AND OTHER LODGING PLACES	3,835,502

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.90%
115,923		International Game Technology	4,810,805
62,781	*	Netgear, Inc	1,292,661
91,670	*	Riverbed Technology, Inc	1,787,565
65,569		Smith International, Inc	2,544,077
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	10,435,108

INSTRUMENTS AND RELATED PRODUCTS - 9.51%
62,962	*	Advanced Medical Optics, Inc	2,490,147
57,693	*	Agilent Technologies, Inc	1,885,984
43,610		Allergan, Inc	4,910,922
50,538		Bard (C.R.), Inc	3,790,350
53,522	*	Fisher Scientific International, Inc	4,187,561
62,051		Kla-Tencor Corp	2,759,408
95,725	*	Resmed, Inc	3,852,931
32,500	*	Trimble Navigation Ltd	1,530,100
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	25,407,403

JUSTICE, PUBLIC ORDER AND SAFETY - 0.54%
33,332	*	Corrections Corp of America	1,441,609
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	1,441,609

LEATHER AND LEATHER PRODUCTS - 1.77%
137,756	*	Coach, Inc	4,738,806
		TOTAL LEATHER AND LEATHER PRODUCTS	4,738,806

METAL MINING - 1.26%
37,822		Freeport-McMoRan Copper & Gold, Inc (Class A)	2,014,400
14,652		Southern Copper Corp	1,355,310
		TOTAL METAL MINING	3,369,710

MISCELLANEOUS RETAIL - 2.54%
70,749	*	Nutri/System, Inc	4,406,955
60,326	*	Office Depot, Inc	2,394,942
		TOTAL MISCELLANEOUS RETAIL	6,801,897

OIL AND GAS EXTRACTION - 5.13%
98,748	*	Denbury Resources, Inc	2,853,817
88,561		Equitable Resources, Inc	3,097,864
62,804	*	National Oilwell Varco, Inc	3,677,174
53,109	*	Southwestern Energy Co	1,586,366
59,295		XTO Energy, Inc	2,498,098
		TOTAL OIL AND GAS EXTRACTION	13,713,319

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

PETROLEUM AND COAL PRODUCTS - 1.01%
43,468		Sunoco, Inc	$2,703,275
		TOTAL PETROLEUM AND COAL PRODUCTS	2,703,275

PRIMARY METAL INDUSTRIES - 0.46%
19,265		Precision Castparts Corp	1,216,777
		TOTAL PRIMARY METAL INDUSTRIES	1,216,777

RAILROAD TRANSPORTATION - 0.71%
58,153		CSX Corp	1,909,163
		TOTAL RAILROAD TRANSPORTATION	1,909,163

REAL ESTATE - 2.23%
127,311	*	CB Richard Ellis Group, Inc	3,131,851
52,165		Forest City Enterprises, Inc (Class A)	2,832,560
		TOTAL REAL ESTATE	5,964,411

SECURITY AND COMMODITY BROKERS - 3.16%
6,914		Chicago Mercantile Exchange Holdings, Inc	3,306,621
73,550	*	E*Trade Financial Corp	1,759,316
50,390		Greenhill & Co, Inc	3,377,138
		TOTAL SECURITY AND COMMODITY BROKERS	8,443,075

TRANSPORTATION BY AIR - 1.12%
179,336		Southwest Airlines Co	2,987,738
		TOTAL TRANSPORTATION BY AIR	2,987,738

TRANSPORTATION EQUIPMENT - 2.48%
81,611		Harley-Davidson, Inc	5,121,090
17,120		Textron, Inc	1,498,000
		TOTAL TRANSPORTATION EQUIPMENT	6,619,090

TRANSPORTATION SERVICES - 0.92%
55,201		CH Robinson Worldwide, Inc	2,460,861
		TOTAL TRANSPORTATION SERVICES	2,460,861

WHOLESALE TRADE-DURABLE GOODS - 0.89%
40,905	*	WESCO International, Inc	2,373,717
		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,373,717

WHOLESALE TRADE-NONDURABLE GOODS - 0.85%
46,953	*	Tractor Supply Co	2,265,952
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,265,952

		TOTAL COMMON STOCKS
		(Cost $244,938,405)
			268,185,198
		TOTAL PORTFOLIO - 100.34%
		(Cost $244,938,405)	268,185,198

		OTHER ASSETS & LIABILITIES, NET - (0.34%)	(910,173)

		NET ASSETS - 100.00%	$267,275,025

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Fund

*	Non-income producing

ABBREVIATION:
ADR - American Depositary Receipt
For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP VALUE FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.05%
BUSINESS SERVICES - 3.77%
29,600		Accenture Ltd (Class A)	$938,616
45,000		Automatic Data Processing, Inc	2,130,300
162,000	*	BearingPoint, Inc	1,273,320
30,500	*	CACI International, Inc (Class A)	1,677,805
185,000	*	DynCorp International, Inc	2,329,150
45,000		First Data Corp	1,890,000
282,000	*	Novell, Inc	1,725,840
16,500		Omnicom Group, Inc	1,544,400
51,000	*	United Rentals, Inc	1,185,750
95,000		Waste Management, Inc	3,484,600
		TOTAL BUSINESS SERVICES	18,179,781

CHEMICALS AND ALLIED PRODUCTS - 7.53%
107,000		Alberto-Culver Co	5,413,130
70,000	*	Andrx Corp	1,710,100
1,963	*	Bare Escentuals, Inc	53,295
79,000		Clorox Co	4,977,000
94,000		Cytec Industries, Inc	5,225,460
52,000		Georgia Gulf Corp	1,425,840
141,700	*	Hercules, Inc	2,234,609
30,000		PPG Industries, Inc	2,012,400
80,000		Rohm & Haas Co	3,788,000
32,000	*	Sepracor, Inc	1,550,080
51,000		Sigma-Aldrich Corp	3,859,170
91,000		Valspar Corp	2,420,600
122,340	*	Warner Chilcott Ltd	1,627,122
		TOTAL CHEMICALS AND ALLIED PRODUCTS	36,296,806

COAL MINING - 0.46%
60,000		Peabody Energy Corp	2,206,800
		TOTAL COAL MINING	2,206,800

COMMUNICATIONS - 1.72%
122,000		Cablevision Systems Corp (Class A)	2,770,620
58,000		CenturyTel, Inc	2,300,860
39,000	*	EchoStar Communications Corp (Class A)	1,276,860
67,000	*	IAC/InterActiveCorp	1,926,920
		TOTAL COMMUNICATIONS	8,275,260

DEPOSITORY INSTITUTIONS - 10.27%
57,000		Astoria Financial Corp	1,756,740
132,000		Bank of New York Co, Inc	4,654,320
110,000		Colonial Bancgroup, Inc	2,695,000
40,000		Compass Bancshares, Inc	2,279,200
23,000		Cullen/Frost Bankers, Inc	1,329,860
850,000		Hudson City Bancorp, Inc	11,262,500

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE
57,000		Interchange Financial Services Corp	$1,289,340
50,000		Keycorp	1,872,000
135,000		Marshall & Ilsley Corp	6,504,300
65,000		Mercantile Bankshares Corp	2,357,550
41,000		New York Community Bancorp, Inc	671,580
72,000		North Fork Bancorporation, Inc	2,062,080
122,000		South Financial Group, Inc	3,175,660
115,000		TCF Financial Corp	3,023,350
91,000		Valley National Bancorp	2,326,870
28,000		Zions Bancorporation	2,234,680
		TOTAL DEPOSITORY INSTITUTIONS	49,495,030

ELECTRIC, GAS, AND SANITARY SERVICES - 12.32%
47,000	*	Allegheny Energy, Inc	1,887,990
193,000		American Electric Power Co, Inc	7,019,410
59,500		Constellation Energy Group, Inc	3,522,400
78,000		DPL, Inc	2,115,360
122,000		Edison International	5,080,080
48,000		Energen Corp	2,009,760
88,000		Energy East Corp	2,087,360
78,500		Entergy Corp	6,141,055
37,500		FirstEnergy Corp	2,094,750
83,000		Fortum Oyj	2,211,270
75,000	*	Mirant Corp	2,048,250
37,000		National Fuel Gas Co	1,344,950
46,000		Northeast Utilities	1,070,420
85,000		NorthWestern Corp	2,973,300
88,000	*	NRG Energy, Inc	3,986,400
107,000		Pepco Holdings, Inc	2,586,190
35,000		PG&E Corp	1,457,750
110,000		PPL Corp	3,619,000
18,000		Questar Corp	1,471,860
35,000		Williams Cos, Inc	835,450
186,000		Xcel Energy, Inc	3,840,900
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	59,403,905

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.68%
105,000	*	ADC Telecommunications, Inc	1,575,000
52,000	*	Fairchild Semiconductor International, Inc	972,400
77,000	*	Freescale Semiconductor, Inc (Class B)	2,926,770
200,000	*	Gemstar-TV Guide International, Inc	664,000
187,000	*	Infineon Technologies AG. (ADR)	2,212,210
980,000	*	JDS Uniphase Corp	2,146,200
19,000		L-3 Communications Holdings, Inc	1,488,270
65,000		Linear Technology Corp	2,022,800
1,200,000	*	Lucent Technologies, Inc	2,808,000
245,000	*	Sycamore Networks, Inc	926,100
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	17,741,750

FABRICATED METAL PRODUCTS - 1.50%
70,000		Ball Corp	2,831,500
236,000	*	Crown Holdings, Inc	4,389,600
		TOTAL FABRICATED METAL PRODUCTS	7,221,100

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE
FOOD AND KINDRED PRODUCTS - 0.87%
65,000		Coca-Cola Enterprises, Inc	$1,353,950
105,000	*	Smithfield Foods, Inc	2,837,100
		TOTAL FOOD AND KINDRED PRODUCTS	4,191,050

FOOD STORES - 2.08%
315,000		Kroger Co	7,289,100
93,000		Supervalu, Inc	2,757,450
		TOTAL FOOD STORES	10,046,550

FORESTRY - 0.45%
58,000		Rayonier, Inc	2,192,400
		TOTAL FORESTRY	2,192,400

GENERAL BUILDING CONTRACTORS - 0.77%
42,000		Lennar Corp (Class A)	1,900,500
42,000		Ryland Group, Inc	1,814,820
		TOTAL GENERAL BUILDING CONTRACTORS	3,715,320

GENERAL MERCHANDISE STORES - 2.53%
118,000		Federated Department Stores, Inc	5,098,780
40,000		JC Penney Co, Inc	2,735,600
155,000		TJX Cos, Inc	4,344,650
		TOTAL GENERAL MERCHANDISE STORES	12,179,030

HEALTH SERVICES - 2.54%
39,000	*	Coventry Health Care, Inc	2,009,280
673,639	*	Healthsouth Corp	3,341,249
80,000		McKesson Corp	4,217,600
112,771	*	Nektar Therapeutics	1,625,030
13,500	*	WellPoint, Inc	1,040,175
		TOTAL HEALTH SERVICES	12,233,334

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.86%
43,000		Macquarie Infrastructure Co Trust	1,340,740
25,000		Vinci S.A.	2,783,378
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	4,124,118

HOLDING AND OTHER INVESTMENT OFFICES - 13.65%
59,500		Archstone-Smith Trust	3,239,180
33,500		Boston Properties, Inc	3,461,890
24,302	g,v	Crystal River Capital, Inc	556,030
47,000		Equity Residential	2,377,260
25,000		General Growth Properties, Inc	1,191,250
61,329	g,v*	GSC Capital Corp	1,410,567
128,685		iShares Russell 1000 Value Index Fund	9,917,753
168,734		iShares Russell Midcap Value Index Fund	22,969,759
28,000		iStar Financial, Inc	1,167,600
123,000		Plum Creek Timber Co, Inc	4,186,920
81,000		Prologis	4,621,860
15,000		Public Storage, Inc	1,289,850
38,000		Reckson Associates Realty Corp	1,626,400
68,000		Taubman Centers, Inc	3,020,560
52,500		Trizec Properties, Inc	1,517,775

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE
30,000		Vornado Realty Trust	$3,270,000
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	65,824,654

HOTELS AND OTHER LODGING PLACES - 1.59%
62,000		Accor S.A.	4,225,790
44,000		Hilton Hotels Corp	1,225,400
39,000		Starwood Hotels & Resorts Worldwide, Inc	2,230,410
		TOTAL HOTELS AND OTHER LODGING PLACES	7,681,600

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.41%
47,000		American Standard Cos, Inc	1,972,590
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,972,590

INSTRUMENTS AND RELATED PRODUCTS - 3.14%
138,611	*	Agilent Technologies, Inc	4,531,194
35,000	*	Mettler-Toledo International, Inc	2,315,250
75,000	*	Teradyne, Inc	987,000
35,000	*	Waters Corp	1,584,800
369,000	*	Xerox Corp	5,741,640
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	15,159,884

INSURANCE AGENTS, BROKERS AND SERVICE - 0.99%
141,000		AON Corp	4,775,670
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	4,775,670

INSURANCE CARRIERS - 5.05%
84,000		Aetna, Inc	3,322,200
52,000		Axis Capital Holdings Ltd	1,803,880
41,000	*	CNA Financial Corp	1,476,820
269,000	*	Conseco, Inc	5,646,310
60,000		Genworth Financial, Inc	2,100,600
63,000		Max Re Capital Ltd	1,446,480
26,000		PartnerRe Ltd	1,756,820
40,000		Safeco Corp	2,357,200
35,000		St. Paul Travelers Cos, Inc	1,641,150
55,000		UnumProvident Corp	1,066,450
25,000		XL Capital Ltd (Class A)	1,717,500
		TOTAL INSURANCE CARRIERS	24,335,410

METAL MINING - 2.54%
97,000		Anglo American plc	4,055,515
33,500		Freeport-McMoRan Copper & Gold, Inc (Class A)	1,784,210
84,000		Inco Ltd	6,406,680
		TOTAL METAL MINING	12,246,405

MISCELLANEOUS RETAIL - 1.33%
53,000	*	Office Depot, Inc	2,104,100
618,000	*	Rite Aid Corp	2,805,720
9,500	*	Sears Holdings Corp	1,501,855
		TOTAL MISCELLANEOUS RETAIL	6,411,675

MOTION PICTURES - 0.44%
46,000		CBS Corp	1,295,820
42,000		Regal Entertainment Group (Class A)	832,440

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE
		TOTAL MOTION PICTURES	$2,128,260

NONDEPOSITORY INSTITUTIONS - 0.36%
36,000		CIT Group, Inc	1,750,680
		TOTAL NONDEPOSITORY INSTITUTIONS	1,750,680

OIL AND GAS EXTRACTION - 1.39%
25,000	*	Cameron International Corp	1,207,750
100,000		Chesapeake Energy Corp	2,898,000
23,000	*	National Oilwell Varco, Inc	1,346,650
45,000	*	Pride International, Inc	1,233,900
		TOTAL OIL AND GAS EXTRACTION	6,686,300

PAPER AND ALLIED PRODUCTS - 1.26%
49,000		Bowater, Inc	1,007,930
56,000		MeadWestvaco Corp	1,484,560
64,000		Temple-Inland, Inc	2,566,400
76,000		Wausau Paper Corp	1,026,000
		TOTAL PAPER AND ALLIED PRODUCTS	6,084,890

PETROLEUM AND COAL PRODUCTS - 2.00%
65,000		Hess Corp	2,692,300
20,000		Marathon Oil Corp	1,538,000
119,000		Noble Energy, Inc	5,425,210
		TOTAL PETROLEUM AND COAL PRODUCTS	9,655,510

PRIMARY METAL INDUSTRIES - 0.58%
44,000		Precision Castparts Corp	2,779,040
		TOTAL PRIMARY METAL INDUSTRIES	2,779,040

PRINTING AND PUBLISHING - 1.56%
57,500		Gannett Co, Inc	3,267,725
45,000		Meredith Corp	2,219,850
61,500		Tribune Co	2,012,280
		TOTAL PRINTING AND PUBLISHING	7,499,855

RAILROAD TRANSPORTATION - 0.85%
125,000		CSX Corp	4,103,750
		TOTAL RAILROAD TRANSPORTATION	4,103,750

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.43%
73,000		Newell Rubbermaid, Inc	2,067,360
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	2,067,360

SECURITY AND COMMODITY BROKERS - 2.07%
24,000		Bear Stearns Cos, Inc	3,362,400
71,000		Charles Schwab Corp	1,270,900
51,000	*	Cowen Group, Inc	806,310
84,000		Janus Capital Group, Inc	1,656,480
35,000		Jefferies Group, Inc	997,500
77,000		Waddell & Reed Financial, Inc (Class A)	1,905,750
		TOTAL SECURITY AND COMMODITY BROKERS	9,999,340

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE
SPECIAL TRADE CONTRACTORS - 0.24%
48,000		Chicago Bridge & Iron Co NV	$1,154,880
		TOTAL SPECIAL TRADE CONTRACTORS	1,154,880

STONE, CLAY, AND GLASS PRODUCTS - 0.28%
128,000		Rinker Group Ltd	1,326,039
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	1,326,039

TOBACCO PRODUCTS - 2.38%
207,500		Loews Corp (Carolina Group)	11,493,425
		TOTAL TOBACCO PRODUCTS	11,493,425

TRANSPORTATION BY AIR - 1.48%
80,000	*	ACE Aviation Holdings, Inc	2,473,541
113,000	*	JetBlue Airways Corp	1,047,510
36,000		Skywest, Inc	882,720
103,200	*	UAL Corp	2,742,024
		TOTAL TRANSPORTATION BY AIR	7,145,795

TRANSPORTATION EQUIPMENT - 2.35%
77,500		Autoliv, Inc	4,271,025
607,000		Ford Motor Co	4,910,630
20,500		General Dynamics Corp	1,469,235
9,000	*	Magna International, Inc (Class A)	657,270
		TOTAL TRANSPORTATION EQUIPMENT	11,308,160

WATER TRANSPORTATION - 0.45%
108,542		Aries Maritime Transport Ltd	1,128,837
68,000	*	Omega Navigation Enterprises, Inc	1,045,160
		TOTAL WATER TRANSPORTATION	2,173,997

WHOLESALE TRADE-NONDURABLE GOODS - 0.88%
69,000		Akzo Nobel NV (ADR)	4,242,811
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	4,242,811

		TOTAL COMMON STOCKS	477,510,214
		(Cost $435,258,598)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.67%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.67%
3,220,000		Federal Home Loan Bank (FHLB), 4.750%, 10/02/06	3,220,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $3,219,575)	3,220,000

		TOTAL PORTFOLIO - 99.72%
		(Cost $438,478,173)	480,730,214

		OTHER ASSETS & LIABILITIES, NET- 0.28%	1,337,960

		NET ASSETS - 100.00%	$482,068,174

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Fund

*	Non-income producing
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may b in transactions exempt from registration to qualified institutional buyers.
At September 30, 2006, the value of these securities amounted to $1,966,597 or 0.41% of net as
v	Security valued at fair value.

ABBREVIATION:
ADR - American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories togethe the Statement of investments. Note that the funds use more specific industry categories in follow their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP EQUITY FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.44%
AGRICULTURAL PRODUCTION-CROPS - 0.17%
53,060		Chiquita Brands International, Inc	$709,943
		TOTAL AGRICULTURAL PRODUCTION-CROPS	709,943

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.22%
754		Seaboard Corp	908,570
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	908,570

AMUSEMENT AND RECREATION SERVICES - 0.67%
6,500		Dover Downs Gaming & Entertainment, Inc	78,975
9,800	*	Live Nation, Inc	200,116
7,700	*	Marvel Entertainment, Inc	185,878
30,454	*	Multimedia Games, Inc	276,522
19,800	*	Pinnacle Entertainment, Inc	556,776
21,900		Speedway Motorsports, Inc	797,379
101,662		Westwood One, Inc	719,767
		TOTAL AMUSEMENT AND RECREATION SERVICES	2,815,413

APPAREL AND ACCESSORY STORES - 2.00%
18,400	*	Aeropostale, Inc	537,832
12,000		Brown Shoe Co, Inc	430,080
6,200		Buckle, Inc	235,228
31,400	*	Carter's, Inc	828,646
13,900		Cato Corp (Class A)	304,549
17,600	*	Charlotte Russe Holding, Inc	484,704
27,700	*	Charming Shoppes, Inc	395,556
3,600	*	Children's Place Retail Stores, Inc	230,508
10,970	*	Citi Trends, Inc	378,575
3,961	*	Dress Barn, Inc	86,429
6,400	*	New York & Co, Inc	83,712
42,773	*	Pacific Sunwear Of California, Inc	645,017
90,000	*	Payless Shoesource, Inc	2,241,000
20,832		Stage Stores, Inc	611,211
21,700	*	Tween Brands, Inc	815,920
17,462	*	Wilsons The Leather Experts, Inc	46,274
		TOTAL APPAREL AND ACCESSORY STORES	8,355,241

APPAREL AND OTHER TEXTILE PRODUCTS - 0.91%
6,500	*	Columbia Sportswear Co	362,895
9,600	*	Guess ?, Inc	465,888
5,600	*	Gymboree Corp	236,208
48,400		Kellwood Co	1,395,372
32,700		Phillips-Van Heusen Corp	1,365,879
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	3,826,242

AUTO REPAIR, SERVICES AND PARKING - 0.07%
12,800	*	Wright Express Corp	307,968
		TOTAL AUTO REPAIR, SERVICES AND PARKING	307,968

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.32%
40,500	*	CSK Auto Corp	$571,050
20,700		Lithia Motors, Inc (Class A)	511,704
10,859		Sonic Automotive, Inc	250,734
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,333,488

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.12%
10,831	*	Central Garden & Pet Co	522,704
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	522,704

BUSINESS SERVICES - 11.73%
95,900	*	3Com Corp	422,919
28,100		ABM Industries, Inc	527,156
20,030	*	Actuate Corp	88,533
14,199		Acxiom Corp	350,147
31,300		Administaff, Inc	1,054,810
16,746	*	Advent Software, Inc	606,373
11,111	*	Altiris, Inc	234,331
14,000	*	Ansoft Corp	348,740
15,600	*	aQuantive, Inc	368,472
21,800		Arbitron, Inc	806,818
15,000	*	Ariba, Inc	112,350
88,000	*	Art Technology Group, Inc	225,280
28,360	*	Asset Acceptance Capital Corp	460,850
28,200	*	Avocent Corp	849,384
11,500	*	Bankrate, Inc	305,440
36,800	*	BearingPoint, Inc	289,248
12,265		Blackbaud, Inc	269,707
3,371	*	Blackboard, Inc	89,332
8,700		Brady Corp (Class A)	305,892
14,200		Catalina Marketing Corp	390,500
54,777	*	CBIZ, Inc	399,872
468,800	*	CMGI, Inc	496,928
62,400	*	CNET Networks, Inc	597,792
6,650		Computer Programs & Systems, Inc	217,921
6,600	*	COMSYS IT Partners, Inc	113,454
20,334	*	Covansys Corp	348,525
13,926	*	CSG Systems International, Inc	368,064
1,500	*	DealerTrack Holdings, Inc	33,165
16,200		Deluxe Corp	277,020
42,789	*	Dendrite International, Inc	418,476
37,767	*	Digital Insight Corp	1,107,328
6,481	*	Digital River, Inc	331,309
170,478	*	Earthlink, Inc	1,239,375
17,100	*	eFunds Corp	413,478
11,000	*	Filenet Corp	383,130
9,200	*	Forrester Research, Inc	242,052
6,800	*	Gerber Scientific, Inc	101,864
26,100		Gevity HR, Inc	594,558
22,400	*	Global Cash Access, Inc	338,016
30,864	*	Heidrick & Struggles International, Inc	1,111,104
36,917	*	Hyperion Solutions Corp	1,272,898

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
26,475	*	i2 Technologies, Inc	$495,877
64,000	*	Informatica Corp	869,760
15,710	*	Infospace, Inc	289,692
23,200	*	Internap Network Services Corp	353,104
14,532	*	Internet Security Systems, Inc	403,408
29,600		Interpool, Inc	664,816
12,100	*	inVentiv Health, Inc	387,563
22,500	*	JDA Software Group, Inc	346,950
18,000	*	Keane, Inc	259,380
11,685		Kelly Services, Inc (Class A)	320,286
24,241	*	Kforce, Inc	289,195
14,615	*	Korn/Ferry International	306,038
12,877	*	Kronos, Inc	438,977
25,700	*	Labor Ready, Inc	409,401
103,200	*	Lawson Software, Inc	748,200
15,346	*	Manhattan Associates, Inc	370,452
14,400	*	Mantech International Corp (Class A)	475,344
19,500	*	Mentor Graphics Corp	274,560
6,400	*	MicroStrategy, Inc	651,712
6,500		MoneyGram International, Inc	188,890
62,900	*	MPS Group, Inc	950,419
10,451	*	MRO Software, Inc	268,277
14,179	*	NCO Group, Inc	371,773
17,100	*	NetFlix, Inc	389,538
27,209	*	Packeteer, Inc	234,269
25,618	*	Parametric Technology Corp	447,290
52,700	*	Perot Systems Corp (Class A)	726,733
55,766	*	Premiere Global Services, Inc	484,049
20,111	*	Progress Software Corp	522,886
14,600	*	Radisys Corp	310,250
77,142	*	RealNetworks, Inc	818,477
21,920	*	Rent-A-Center, Inc	642,037
28,100	*	Rewards Network, Inc	136,847
15,200		Rollins, Inc	320,872
4,400	*	Sitel Corp	13,244
24,600	*	Sohu.com, Inc	541,692
7,700	*	SonicWALL, Inc	84,084
23,700		Sotheby's Holdings, Inc (Class A)	764,088
108,800	*	Spherion Corp	777,920
36,525	*	SPSS, Inc	910,568
9,000		Stellent, Inc	97,560
82,900	*	Sybase, Inc	2,009,496
40,700	*	SYKES Enterprises, Inc	828,245
21,200		Talx Corp	519,824
32,144	*	TeleTech Holdings, Inc	502,411
165,327	*	TIBCO Software, Inc	1,484,636
17,300	*	TNS, Inc	260,538
25,206	*	Transaction Systems Architects, Inc	865,070
21,179	*	Travelzoo, Inc	610,379
57,805	*	Trizetto Group, Inc	875,168
23,767		United Online, Inc	289,482
19,700	*	Universal Compression Holdings, Inc	1,052,965
27,700	*	Vasco Data Security International	286,972
9,200	*	Verint Systems, Inc	276,460

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
15,800		Viad Corp	$559,478
20,100	*	Vignette Corp	272,154
7,805	*	WebEx Communications, Inc	304,551
57,583	*	webMethods, Inc	440,510
17,616	*	Websense, Inc	380,682
30,200	*	Wind River Systems, Inc	323,442
		TOTAL BUSINESS SERVICES	49,011,552

CHEMICALS AND ALLIED PRODUCTS - 7.10%
7,400	*	Acadia Pharmaceuticals, Inc	63,936
7,769	*	Adams Respiratory Therapeutics, Inc	284,268
11,453	*	Adolor Corp	158,853
8,794	*	Alexion Pharmaceuticals, Inc	298,820
79,776	*	Alkermes, Inc	1,264,450
19,000	*	Alnylam Pharmaceuticals, Inc	273,790
27,800		Alpharma, Inc (Class A)	650,242
36,101	*	Anadys Pharmaceuticals, Inc	104,693
38,428	*	Andrx Corp	938,796
13,600		Arch Chemicals, Inc	386,920
6,200	*	Bentley Pharmaceuticals, Inc	74,400
18,100	*	BioCryst Pharmaceuticals, Inc	225,707
21,495	*	BioMarin Pharmaceuticals, Inc	305,874
25,700	*	Chattem, Inc	902,584
4,122	*	Coley Pharmaceutical Group, Inc	47,073
27,000	*	Combinatorx, Inc	168,210
71,802	*	Connetics Corp	782,642
11,007	*	Cotherix, Inc	77,709
15,700	*	Cubist Pharmaceuticals, Inc	341,318
15,000	*	Digene Corp	647,250
27,600	*	Emisphere Technologies, Inc	233,220
7,900	*	Encysive Pharmaceuticals, Inc	33,970
20,100	*	Enzon Pharmaceuticals, Inc	165,825
13,700		Ferro Corp	243,586
39,400		Georgia Gulf Corp	1,080,348
36,400		H.B. Fuller Co	853,216
27,400	*	Hana Biosciences, Inc	187,964
20,600	*	Hercules, Inc	324,862
2,250	*	Hi-Tech Pharmacal Co, Inc	28,440
38,487	*	Human Genome Sciences, Inc	444,140
23,000	*	Immucor, Inc	515,430
45,100	*	Indevus Pharmaceuticals, Inc	266,992
4,500	*	Inverness Medical Innovations, Inc	156,420
23,100		Koppers Holdings, Inc	438,207
36,900	*	KV Pharmaceutical Co (Class A)	874,530
35,861		Mannatech, Inc	635,457
30,484	*	Medicines Co	687,719
12,400	*	MGI Pharma, Inc	213,404
6,787	*	Myogen, Inc	238,088
21,490	*	Nabi Biopharmaceuticals	124,212
19,300	*	NBTY, Inc	564,911
4,800	*	Neurocrine Biosciences, Inc	51,600
11,000	*	New River Pharmaceuticals, Inc	283,030
11,900		NewMarket Corp	692,104
20,975	*	NPS Pharmaceuticals, Inc	79,915

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
34,700		Olin Corp	$532,992
11,500	*	OM Group, Inc	505,310
75,648	*	OraSure Technologies, Inc	608,210
9,200	*	OSI Pharmaceuticals, Inc	345,276
44,509	*	Pain Therapeutics, Inc	383,668
45,900	*	Panacos Pharmaceuticals, Inc	227,664
40,900	*	Par Pharmaceutical Cos, Inc	746,016
66,600		Perrigo Co	1,130,202
32,078	*	Pharmion Corp	691,281
16,507	*	Pioneer Cos, Inc	404,587
95,000	*	PolyOne Corp	791,350
25,900	*	Quidel Corp	365,708
5,400	*	Rockwood Holdings, Inc	107,892
40,100	*	Santarus, Inc	297,542
10,920	*	Sciele Pharma, Inc	205,733
27,800	*	Solexa, Inc	245,196
18,900		Stepan Co	552,447
16,600	*	SuperGen, Inc	77,356
38,855		UAP Holding Corp	830,331
16,526	*	United Therapeutics Corp	868,276
6,344	*	USANA Health Sciences, Inc	282,879
46,600		USEC, Inc	449,224
15,100		Valeant Pharmaceuticals International	298,678
14,054	*	Vertex Pharmaceuticals, Inc	472,917
17,400	*	Viropharma, Inc	211,758
10,900		Westlake Chemical Corp	348,909
21,785	*	WR Grace & Co	288,869
		TOTAL CHEMICALS AND ALLIED PRODUCTS	29,685,396

COAL MINING - 0.62%
74,300	*	Alpha Natural Resources, Inc	1,170,968
44,700	*	International Coal Group, Inc	188,634
19,157		Penn Virginia Corp	1,214,745
		TOTAL COAL MINING	2,574,347

COMMUNICATIONS - 2.05%
5,200		Anixter International, Inc	293,644
2,900		Atlantic Tele-Network, Inc	53,592
47,538	*	Brightpoint, Inc	675,990
13,627	*	Cbeyond Communications, Inc	374,061
32,437		Centennial Communications Corp	172,889
40,100	*	Cincinnati Bell, Inc	193,282
45,000		Citadel Broadcasting Corp	423,000
140,600	*	Covad Communications Group, Inc	209,494
31,981		CT Communications, Inc	694,627
38,100		Entercom Communications Corp	960,120
14,400	*	Eschelon Telecom, Inc	244,656
6,100		Fairpoint Communications, Inc	106,140
9,606	*	FiberTower Corp	90,777
82,400	*	Foundry Networks, Inc	1,083,560
57,700	*	General Communication, Inc (Class A)	714,903
15,354		Golden Telecom, Inc	464,459
22,814	*	Lightbridge, Inc	267,380
30,100	*	Mastec, Inc	333,207

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
55,400	*	Syniverse Holdings, Inc	$831,000
8,286		USA Mobility, Inc	189,252
27,400	*	Vonage Holdings Corp	188,512
		TOTAL COMMUNICATIONS	8,564,545

DEPOSITORY INSTITUTIONS - 9.43%
15,231		Anchor Bancorp Wisconsin, Inc	434,997
17,960		Bancfirst Corp	839,091
12,300		Bancorpsouth, Inc	341,448
10,687		Bank Mutual Corp	129,633
17,415		Bank of Granite Corp	305,285
26,236		Boston Private Financial Holdings, Inc	731,460
7,800		Cadence Financial Corp	158,106
7,200		Capitol Bancorp Ltd	320,400
5,900		Cathay General Bancorp	212,990
33,679	*	Centennial Bank Holdings, Inc	326,013
34,500		Central Pacific Financial Corp	1,262,010
15,026		Chemical Financial Corp	445,972
29,900		Chittenden Corp	857,831
57,770		Citizens Banking Corp	1,517,040
22,993		City Holding Co	916,731
1		Coastal Financial Corp	13
15,600		Commercial Capital Bancorp, Inc	248,664
11,900		Community Bank System, Inc	263,704
1,903		Community Banks, Inc	51,000
13,677		Community Trust Bancorp, Inc	514,939
23,300		Corus Bankshares, Inc	520,988
16,500		Downey Financial Corp	1,097,910
5,407	*	EuroBancshares, Inc	51,204
34,900		First Bancorp	385,994
4,349		First Citizens Bancshares, Inc (Class A)	831,094
13,957		First Community Bancorp, Inc	780,894
6,617		First Financial Bankshares, Inc	252,439
8,367		First Financial Holdings, Inc	286,319
7,099		First Midwest Bancorp, Inc	268,981
99,264		First Niagara Financial Group, Inc	1,447,269
12,729	*	First Regional Bancorp	433,677
6,500		First Republic Bank	276,640
25,500	*	FirstFed Financial Corp	1,446,360
45,979		FirstMerit Corp	1,065,333
9,300		Flag Financial Corp	232,872
13,000		Flagstar Bancorp, Inc	189,150
8,249		FNB Corp	297,046
20,693	*	Franklin Bank Corp	411,377
52,659		Greater Bay Bancorp	1,485,510
78,617		Hanmi Financial Corp	1,540,893
14,796		Integra Bank Corp	374,043
8,153		International Bancshares Corp	241,981
8,375		ITLA Capital Corp	450,240
32,500		MAF Bancorp, Inc	1,341,925
5,974		Marshall & Ilsley Corp	287,827
35,378		MB Financial, Inc	1,304,387
5,463		Mercantile Bank Corp	216,062
19,719		Mid-State Bancshares	539,512

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
12,178		National Penn Bancshares, Inc	$238,932
19,300		NewAlliance Bancshares, Inc	282,745
36,600		Old National Bancorp	699,060
13,273		Pacific Capital Bancorp	357,973
16,973		Placer Sierra Bancshares	376,970
5,674		Provident Bankshares Corp	210,222
2,883		Provident Financial Holdings	86,894
43,500		Provident Financial Services, Inc	805,185
24,385		Republic Bancorp, Inc	325,052
7,211		S&T Bancorp, Inc	234,358
10,149		Sierra Bancorp	317,156
10,660		Simmons First National Corp (Class A)	309,247
9,417		Southwest Bancorp, Inc	243,147
8,900		Sterling Bancorp	174,974
4,400		Sterling Bancshares, Inc	89,100
11,336		Sterling Financial Corp	249,279
9,457		Suffolk Bancorp	301,867
27,600	*	Sun Bancorp, Inc	519,708
7,708	*	SVB Financial Group	344,085
16,765		Taylor Capital Group, Inc	495,406
10,478		TD Banknorth, Inc	302,605
37,900		TierOne Corp	1,285,947
14,800		UCBH Holdings, Inc	258,408
9,800		UMB Financial Corp	358,386
7,922		Umpqua Holdings Corp	226,569
183,300		W Holding Co, Inc	1,083,303
16,672		Westamerica Bancorporation	842,103
13,900		Wilshire Bancorp, Inc	264,656
4,109		Wintrust Financial Corp	206,066
		TOTAL DEPOSITORY INSTITUTIONS	39,424,657

EATING AND DRINKING PLACES - 2.11%
11,200		Applebees International, Inc	240,912
11,800		Bob Evans Farms, Inc	357,304
12,700	*	California Pizza Kitchen, Inc	380,111
10,500		CBRL Group, Inc	424,515
11,700	*	CEC Entertainment, Inc	368,667
36,800		CKE Restaurants, Inc	615,296
12,200		Domino's Pizza, Inc	312,930
7,349		IHOP Corp	340,626
9,000	*	Jack in the Box, Inc	469,620
7,100	*	Krispy Kreme Doughnuts, Inc	57,510
78,100	*	Luby's, Inc	770,847
19,727	*	McCormick & Schmick's Seafood Restaurants, Inc	443,660
16,526	*	O'Charleys, Inc	313,498
16,400	*	Papa John's International, Inc	592,204
10,800	*	PF Chang's China Bistro, Inc	374,868
35,236	*	Rare Hospitality International, Inc	1,076,812
7,600		Ruby Tuesday, Inc	214,244
33,589	*	Ruth's Chris Steak House, Inc	632,145
36,617	*	Sonic Corp	827,910
		TOTAL EATING AND DRINKING PLACES	8,813,679

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
EDUCATIONAL SERVICES - 0.61%
39,646	*	Corinthian Colleges, Inc	$428,573
42,400	*	DeVry, Inc	901,848
7,496	*	Lincoln Educational Services Corp	122,635
8,138		Strayer Education, Inc	880,613
11,700	*	Universal Technical Institute, Inc	209,313
		TOTAL EDUCATIONAL SERVICES	2,542,982

ELECTRIC, GAS, AND SANITARY SERVICES - 3.31%
10,000		American States Water Co	382,500
7,900		Avista Corp	187,072
31,300		Cleco Corp	790,012
15,320	*	Covanta Holding Corp	329,840
12,300	*	El Paso Electric Co	274,782
6,600		Idacorp, Inc	249,546
14,300		ITC Holdings Corp	446,160
21,300		Laclede Group, Inc	683,304
9,000		New Jersey Resources Corp	443,700
19,700		Nicor, Inc	842,372
34,800		Northwest Natural Gas Co	1,366,944
31,481		NorthWestern Corp	1,101,205
20,433		Otter Tail Corp	597,461
455		Peoples Energy Corp	18,496
20,413	*	Pico Holdings, Inc	664,443
52,900		Piedmont Natural Gas Co, Inc	1,338,899
19,100	*	Pike Electric Corp	284,590
26,900	*	Sierra Pacific Resources	385,746
8,400		South Jersey Industries, Inc	251,244
16,600		Southwest Gas Corp	553,112
36,100		UIL Holdings Corp	1,353,750
25,200		Unisource Energy Corp	839,916
14,800		WGL Holdings, Inc	463,832
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	13,848,926

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.73%
26,800		Acuity Brands, Inc	1,216,720
36,422	*	Adaptec, Inc	160,621
14,400		Adtran, Inc	343,296
35,545	*	Advanced Energy Industries, Inc	605,687
46,819	*	Aeroflex, Inc	481,299
22,579	*	AMIS Holdings, Inc	214,275
52,700	*	Amkor Technology, Inc	271,932
25,900	*	Andrew Corp	239,057
17,500	*	Applied Micro Circuits Corp	50,575
131,965	*	Arris Group, Inc	1,512,319
78,302	*	Atmel Corp	472,944
18,200	*	ATMI, Inc	529,074
8,500		Baldor Electric Co	262,055
20,600	*	Benchmark Electronics, Inc	553,728
119,500	*	Brocade Communications Systems, Inc	843,670
4,290	*	Ceradyne, Inc	176,276
28,679	*	Checkpoint Systems, Inc	473,490
11,200	*	Comtech Telecommunications Corp	374,976
106,600	*	Conexant Systems, Inc	213,200
34,800	*	Electro Scientific Industries, Inc	716,880

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
17,294	*	EMS Technologies, Inc	$324,781
17,033	*	Exar Corp	226,369
18,800	*	Fairchild Semiconductor International, Inc	351,560
6,700	*	Genlyte Group, Inc	477,040
32,600	*	Hexcel Corp	461,290
64,416	*	Ikanos Communications, Inc	758,176
20,600	*	Interdigital Communications Corp	702,460
10,700	*	InterVoice, Inc	67,838
4,500	*	Lamson & Sessions Co	107,190
104,735	*	Mattson Technology, Inc	869,301
83,060	*	Micrel, Inc	796,545
6,400	*	Monolithic Power Systems, Inc	60,544
82,645	*	MRV Communications, Inc	228,100
1,800	*	Multi-Fineline Electronix, Inc	45,666
45,100	*	Omnivision Technologies, Inc	643,577
227,710	*	ON Semiconductor Corp	1,338,935
18,300	*	Oplink Communications Inc	365,634
20,192	*	Pericom Semiconductor Corp	196,872
96,140	*	Plexus Corp	1,845,888
7,000	*	PMC - Sierra, Inc	41,580
27,400	*	Polycom, Inc	672,122
16,317	*	Portalplayer, Inc	184,056
19,562	*	Power Integrations, Inc	383,415
100,500	*	RF Micro Devices, Inc	761,790
9,300	*	Rogers Corp	574,275
49,500	*	Semtech Corp	631,620
46,767	*	Silicon Image, Inc	594,876
14,922	*	Standard Microsystems Corp	424,083
42,869	*	Stratex Networks, Inc	190,338
3,906	*	Supertex, Inc	151,826
15,620	*	Synaptics, Inc	380,659
25,400		Technitrol, Inc	758,190
13,018	*	Tessera Technologies, Inc	452,766
18,000	*	Trident Microsystems, Inc	418,680
103,620	*	Triquint Semiconductor, Inc	538,824
26,935	*	Ulticom, Inc	280,393
10,200	*	Varian Semiconductor Equipment Associates, Inc	374,340
4,300		Vicor Corp	49,622
34,900	*	Zhone Technologies, Inc	37,343
39,076	*	Zoran Corp	628,342
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	28,108,980

ENGINEERING AND MANAGEMENT SERVICES - 1.56%
5,797	*	Advisory Board Co	292,864
8,314	*	Amylin Pharmaceuticals, Inc	366,398
21,700	*	Applera Corp (Celera Genomics Group)	302,064
10,394	*	Ariad Pharmaceuticals, Inc	45,318
11,500		CDI Corp	238,165
24,859	*	deCODE genetics, Inc	136,725
103,700	*	Digitas, Inc	997,594
24,423	*	Exelixis, Inc	212,724
18,758	*	ICOS Corp	470,075
30,800	*	Incyte Corp	130,284
11,925	*	Lifecell Corp	384,224

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
7,600		MAXIMUS, Inc	$198,360
10,300	*	MTC Technologies, Inc	247,612
11,470	*	Myriad Genetics, Inc	282,736
8,700	*	Omnicell, Inc	155,643
19,487	*	PharmaNet Development Group, Inc	378,632
27,467	*	Regeneron Pharmaceuticals, Inc	430,957
17,700	*	Resources Connection, Inc	474,183
17,800	*	Rigel Pharmaceuticals, Inc	182,806
9,100	*	URS Corp	353,899
3,900		Washington Group International, Inc	229,554
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	6,510,817

ENVIRONMENTAL QUALITY AND HOUSING - 0.15%
118,898	*	Home Solutions of America, Inc	651,561
		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	651,561

FABRICATED METAL PRODUCTS - 1.20%
11,500		Ameron International Corp	764,060
16,900		Aptargroup, Inc	859,872
7,200		Crane Co	300,960
3,300		Dynamic Materials Corp	106,986
45,041		Insteel Industries, Inc	894,965
14,700	*	NCI Building Systems, Inc	855,099
6,666		Silgan Holdings, Inc	250,375
13,900		Simpson Manufacturing Co, Inc	375,717
6,100		Valmont Industries, Inc	318,725
8,879		Watts Water Technologies, Inc (Class A)	281,997
		TOTAL FABRICATED METAL PRODUCTS	5,008,756

FOOD AND KINDRED PRODUCTS - 0.92%
5,801	*	Altus Pharmaceuticals, Inc	92,642
15,100		Corn Products International, Inc	491,354
20,200		Flowers Foods, Inc	542,976
37,556		Imperial Sugar Co	1,168,743
20,700		National Beverage Corp	246,537
36,224	*	Performance Food Group Co	1,017,532
12,600		Premium Standard Farms, Inc	240,030
1,400		Tootsie Roll Industries, Inc	41,034
		TOTAL FOOD AND KINDRED PRODUCTS	3,840,848

FOOD STORES - 0.27%
13,600	*	Pantry, Inc	766,632
22,600	*	Wild Oats Markets, Inc	365,442
		TOTAL FOOD STORES	1,132,074

FURNITURE AND FIXTURES - 1.04%
24,300		Ethan Allen Interiors, Inc	842,238
57,700		Furniture Brands International, Inc	1,098,608
20,911		Herman Miller, Inc	715,365
6,840		Hooker Furniture Corp	100,274
22,000		La-Z-Boy, Inc	307,120
43,194	*	Select Comfort Corp	945,085
16,700		Stanley Furniture Co, Inc	355,877
		TOTAL FURNITURE AND FIXTURES	4,364,567

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

FURNITURE AND HOMEFURNISHINGS STORES - 0.07%
10,600		Knoll, Inc	$214,120
4,700		Tuesday Morning Corp	65,236
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	279,356

GENERAL BUILDING CONTRACTORS - 0.20%
5,200		Amrep Corp	254,124
5,200	*	Cavco Industries, Inc	163,852
3,700	*	Meritage Homes Corp	153,957
12,300	*	Perini Corp	256,824
		TOTAL GENERAL BUILDING CONTRACTORS	828,757

GENERAL MERCHANDISE STORES - 0.39%
27,400	*	Big Lots, Inc	542,794
28,600		Casey's General Stores, Inc	636,922
7,400	*	Conn's, Inc	154,438
19,638		Stein Mart, Inc	298,694
		TOTAL GENERAL MERCHANDISE STORES	1,632,848

HEALTH SERVICES - 1.39%
13,800	*	Amsurg Corp	307,188
26,500	*	Apria Healthcare Group, Inc	523,110
11,460	*	Genesis HealthCare Corp	545,840
4,600	*	Genomic Health, Inc	66,516
50,390	*	Gentiva Health Services, Inc	828,412
3,500	*	Healthways, Inc	156,100
10,400	*	Kindred Healthcare, Inc	309,192
15,100		LCA-Vision, Inc	623,781
6,050	*	Magellan Health Services, Inc	257,730
20,841	*	Nektar Therapeutics	300,319
54,436	*	Odyssey HealthCare, Inc	771,902
8,000	*	Psychiatric Solutions, Inc	272,720
740	*	RehabCare Group, Inc	9,694
17,300	*	Sunrise Senior Living, Inc	516,751
12,800	*	United Surgical Partners International, Inc	317,824
		TOTAL HEALTH SERVICES	5,807,079

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.34%
25,300		Granite Construction, Inc	1,349,755
4,100	*	Sterling Construction Co, Inc	82,246
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	1,432,001

HOLDING AND OTHER INVESTMENT OFFICES - 8.34%
13,600		Aames Investment Corp	47,872
11,400		Acadia Realty Trust	290,700
1,600	*	Alexander's, Inc	496,400
3,500		Alexandria Real Estate Equities, Inc	328,300
25,600		American Campus Communities, Inc	653,056
41,600		American Financial Realty Trust	464,256
7,000		American Home Mortgage Investment Corp	244,090
23,300		Apollo Investment Corp	477,883
27,900		Arbor Realty Trust, Inc	713,124
15,500		Ashford Hospitality Trust, Inc	184,915

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
34,200		BioMed Realty Trust, Inc	$1,037,628
10,777		Brandywine Realty Trust	350,791
806		Capital Southwest Corp	96,035
6,100		Capital Trust, Inc	248,453
12,300		CentraCore Properties Trust	390,525
8,800		Colonial Properties Trust	420,728
10,800		Corporate Office Properties Trust	483,408
6,827		Cousins Properties, Inc	233,552
23,600		Crescent Real Estate Equities Co	514,716
49,300		DiamondRock Hospitality Co	818,873
15,900		Digital Realty Trust, Inc	497,988
7,500		Entertainment Properties Trust	369,900
38,600		Equity Inns, Inc	614,512
14,700		Equity Lifestyle Properties, Inc	671,937
25,900		Equity One, Inc	620,823
41,500		FelCor Lodging Trust, Inc	832,075
3,700		First Potomac Realty Trust	111,814
7,800		Getty Realty Corp	228,384
6,543		Gladstone Capital Corp	144,011
22,300		Glenborough Realty Trust, Inc	573,779
14,400		Glimcher Realty Trust	356,832
31,000		GMH Communities Trust	391,220
500		Harris & Harris Group, Inc	6,140
15,600		Heritage Property Investment Trust	568,776
51,100		Highland Hospitality Corp	732,263
14,200		Highwoods Properties, Inc	528,382
16,992		Home Properties, Inc	971,263
78,500		Innkeepers U.S.A. Trust	1,278,765
41,330		iShares Russell 2000 Index Fund	2,975,760
11,200		Kilroy Realty Corp	843,808
22,300		KKR Financial Corp	547,242
29,200		LaSalle Hotel Properties	1,265,528
17,300		LTC Properties, Inc	419,525
7,100		Maguire Properties, Inc	289,254
31,900		Medical Properties Trust, Inc	427,141
10,900		Mid-America Apartment Communities, Inc	667,298
14,300		National Health Investors, Inc	405,119
2,700		National Health Realty, Inc	53,757
42,800		NorthStar Realty Finance Corp	543,560
59,400		Omega Healthcare Investors, Inc	891,594
8,700		Parkway Properties, Inc	404,463
25,900		Pennsylvania Real Estate Investment Trust	1,102,563
11,700		Post Properties, Inc	555,984
6,300		Potlatch Corp	233,730
8,600		PS Business Parks, Inc	518,580
7,200		Sovran Self Storage, Inc	399,960
6,100	*	Star Maritime Acquisition Corp	58,621
38,700		Strategic Hotels & Resorts, Inc	769,356
36,700		Sunstone Hotel Investors, Inc	1,090,724
16,800		Tanger Factory Outlet Centers, Inc	598,416
26,400		Taubman Centers, Inc	1,172,688
8,700		Washington Real Estate Investment Trust	346,260
21,500		Winston Hotels, Inc	264,880
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	34,839,980

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

HOTELS AND OTHER LODGING PLACES - 0.37%
25,900	*	Bluegreen Corp	$297,073
24,615	*	Isle of Capri Casinos, Inc	518,392
5,885	*	Monarch Casino & Resort, Inc	114,110
15,100	*	Vail Resorts, Inc	604,302
		TOTAL HOTELS AND OTHER LODGING PLACES	1,533,877

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.10%
16,700		Actuant Corp	836,670
5,500		Albany International Corp (Class A)	175,010
500	*	Allis-Chalmers Energy, Inc	7,320
44,500	*	Asyst Technologies, Inc	300,820
7,700		Black Box Corp	299,684
22,900	*	Blount International, Inc	229,458
13,500		Briggs & Stratton Corp	371,925
18,509	*	Brooks Automation, Inc	241,542
5,800		Cascade Corp	264,770
83,408	*	Cirrus Logic, Inc	608,044
9,900	*	Columbus McKinnon Corp	178,497
11,800	*	Cymer, Inc	518,138
35,860	*	Electronics for Imaging, Inc	820,477
71,890	*	Emulex Corp	1,306,241
23,500	*	Entegris, Inc	256,385
138,235	*	Extreme Networks, Inc	501,793
6,000	*	Flowserve Corp	303,540
10,022	*	Global Imaging Systems, Inc	221,186
7,016	*	Hydril	393,317
9,600	*	Intermec, Inc	253,056
10,653	*	Intevac, Inc	178,970
5,900		Kaydon Corp	218,418
8,693	*	Komag, Inc	277,828
131,156	*	Kulicke & Soffa Industries, Inc	1,159,419
3,628		Lufkin Industries, Inc	191,994
27,885	*	Micros Systems, Inc	1,364,134
3,018	*	Middleby Corp	232,567
20,800		Modine Manufacturing Co	506,064
30,747		Nordson Corp	1,225,575
34,000	*	Oil States International, Inc	935,000
71,200	*	Palm, Inc	1,036,672
28,532		Tennant Co	694,469
60,000	*	VA Software Corp	241,200
10,000		Watsco, Inc	460,100
10,242		Woodward Governor Co	343,517
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	17,153,800

INSTRUMENTS AND RELATED PRODUCTS - 6.65%
10,974	*	Affymetrix, Inc	236,599
44,467	*	Align Technology, Inc	506,034
73,520	*	American Medical Systems Holdings, Inc	1,354,974
13,349	*	American Science & Engineering, Inc	647,693
14,006	*	Anaren, Inc	295,106
10,850	*	Armor Holdings, Inc	622,031
6,102		Arrow International, Inc	194,105

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
6,248	*	Arthrocare Corp	$292,781
19,276	*	Aspect Medical Systems, Inc	329,041
5,900	*	Bio-Rad Laboratories, Inc (Class A)	417,307
4,825	*	Biosite, Inc	223,060
76,440	*	Bruker BioSciences Corp	535,844
36,700	*	Candela Corp	400,397
7,292		CNS, Inc	205,853
8,900	*	Coherent, Inc	308,474
11,289	*	Conmed Corp	238,311
1,400		Datascope Corp	46,858
38,500	*	Depomed, Inc	157,080
6,700	*	DJ Orthopedics, Inc	278,251
3,200		DRS Technologies, Inc	139,744
21,854	*	DXP Enterprises, Inc	511,165
11,700	*	Esterline Technologies Corp	394,992
19,104	*	Flir Systems, Inc	518,865
24,500	*	Formfactor, Inc	1,032,185
15,290	*	Fossil, Inc	329,347
14,700	*	Haemonetics Corp	687,960
1,600	*	Hologic, Inc	69,632
19,227	*	Illumina, Inc	635,260
8,624	*	Integra LifeSciences Holdings Corp	323,228
26,333	*	Intralase Corp	519,023
9,400	*	Intuitive Surgical, Inc	991,230
9,000		Invacare Corp	211,680
11,170	*	Itron, Inc	623,286
91,500	*	Kopin Corp	306,525
23,442	*	Kyphon, Inc	877,200
41,800	*	LTX Corp	209,418
2,891	*	Medical Action Industries, Inc	77,739
7,100		Mentor Corp	357,769
1	*	Merit Medical Systems, Inc	14
1,900		Mine Safety Appliances Co	67,716
20,825	*	MKS Instruments, Inc	422,956
22,346	*	Molecular Devices Corp	413,178
4,400		MTS Systems Corp	142,296
12,800	*	Neurometrix, Inc	243,328
32,024	*	Newport Corp	521,991
5,100	*	Palomar Medical Technologies, Inc	215,220
4,748	*	Rofin-Sinar Technologies, Inc	288,536
7,400		Sirona Dental Systems, Inc	243,682
16,500	*	SonoSite, Inc	468,600
39,100		STERIS Corp	940,746
26,500	*	Symmetry Medical, Inc	399,885
24,100	*	Teledyne Technologies, Inc	954,360
44,761	*	Thoratec Corp	698,719
85,814	*	TriPath Imaging, Inc	774,900
15,800		United Industrial Corp	845,300
24,610	*	Varian, Inc	1,128,861
18,504	*	Ventana Medical Systems, Inc	755,518
9,200	*	Viasys Healthcare, Inc	250,608
12,680	*	Vital Images, Inc	400,434
26,882	*	Wright Medical Group, Inc	651,889
1,175		Young Innovations, Inc	42,253

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
18,625	*	Zoll Medical Corp	$668,451
10,500	*	Zygo Corp	133,875
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	27,779,363

INSURANCE AGENTS, BROKERS AND SERVICE - 0.01%
500		Hilb Rogal & Hobbs Co	21,325
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	21,325

INSURANCE CARRIERS - 2.29%
16,746		Affirmative Insurance Holdings, Inc	245,329
12,378	*	American Physicians Capital, Inc	598,848
7,500	*	AMERIGROUP Corp	221,625
18,400	*	Argonaut Group, Inc	570,952
25,300		Bristol West Holdings, Inc	368,115
11,201	*	Centene Corp	184,144
11,491		EMC Insurance Group, Inc	331,400
7,100		FBL Financial Group, Inc (Class A)	237,637
4,638		Harleysville Group, Inc	162,284
15,443	*	HealthExtras, Inc	437,191
5,500		LandAmerica Financial Group, Inc	361,845
21,900	*	Molina Healthcare, Inc	774,384
79		National Western Life Insurance Co (Class A)	18,161
11,000		Odyssey Re Holdings Corp	371,580
23,800		Ohio Casualty Corp	615,706
4,500	*	ProAssurance Corp	221,760
16,400		RLI Corp	832,956
10,100	*	SCPIE Holdings, Inc	237,754
39,584	*	SeaBright Insurance Holdings, Inc	552,988
12,434		Selective Insurance Group, Inc	654,153
303		State Auto Financial Corp	9,257
20,140		Tower Group, Inc	671,669
7,191	*	Triad Guaranty, Inc	367,963
4,700	*	WellCare Health Plans, Inc	266,161
5,900		Zenith National Insurance Corp	235,351
		TOTAL INSURANCE CARRIERS	9,549,213

JUSTICE, PUBLIC ORDER AND SAFETY - 0.10%
9,300	*	Corrections Corp of America	402,225
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	402,225

LEATHER AND LEATHER PRODUCTS - 0.50%
14,800	*	Genesco, Inc	510,156
19,121	*	Iconix Brand Group, Inc	307,848
15,600	*	Timberland Co (Class A)	448,812
29,250		Wolverine World Wide, Inc	828,068
		TOTAL LEATHER AND LEATHER PRODUCTS	2,094,884

LEGAL SERVICES - 0.18%
30,500	*	FTI Consulting, Inc	764,330
		TOTAL LEGAL SERVICES	764,330

LUMBER AND WOOD PRODUCTS - 0.64%
10,407		American Woodmark Corp	350,612
111,500	*	Champion Enterprises, Inc	769,350

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
9,200		Skyline Corp	$351,532
24,181		Universal Forest Products, Inc	1,186,078
		TOTAL LUMBER AND WOOD PRODUCTS	2,657,572

METAL MINING - 0.13%
8,100		Cleveland-Cliffs, Inc	308,691
52,100	*	Coeur d'Alene Mines Corp	245,391
		TOTAL METAL MINING	554,082

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.57%
16,900		Blyth, Inc	411,177
76,000		Callaway Golf Co	996,360
15,084	*	Shuffle Master, Inc	407,419
18,800		Yankee Candle Co, Inc	550,276
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	2,365,232

MISCELLANEOUS RETAIL - 0.74%
13,813		Cash America International, Inc	539,812
17,100		Longs Drug Stores Corp	786,771
4,122	*	Nutri/System, Inc	256,759
14,553	*	Petco Animal Supplies, Inc	416,798
18,100	*	Priceline.com, Inc	665,899
14,740	*	Zale Corp	408,888
		TOTAL MISCELLANEOUS RETAIL	3,074,927

MOTION PICTURES - 0.10%
17,066	*	Macrovision Corp	404,294
		TOTAL MOTION PICTURES	404,294

NONDEPOSITORY INSTITUTIONS - 1.61%
12,300	*	Accredited Home Lenders Holding Co	442,062
34,500		Advance America Cash Advance Centers, Inc	497,490
9,882		Ares Capital Corp	172,144
16,500		CharterMac	329,340
12,054	*	CompuCredit Corp	364,151
20,900		Federal Agricultural Mortgage Corp (Class C)	553,223
49,550		Financial Federal Corp	1,327,940
14,998		MCG Capital Corp	244,917
77,400	*	Ocwen Financial Corp	1,153,260
6,173		Technology Investment Capital Corp	90,311
18,684	*	United PanAm Financial Corp	289,228
28,864	*	World Acceptance Corp	1,269,439
		TOTAL NONDEPOSITORY INSTITUTIONS	6,733,505

OIL AND GAS EXTRACTION - 2.35%
23,035	*	Atlas America, Inc	983,134
41,600	*	Basic Energy Services, Inc	1,015,040
9,300	*	Brigham Exploration Co	62,961
21,900		Cabot Oil & Gas Corp (Class A)	1,049,667
12,600		Cimarex Energy Co	443,394
24,400	*	Complete Production Services, Inc	481,656
5,500	*	Edge Petroleum Corp	90,585
24,000	*	Global Industries Ltd	373,440
68,246	*	Grey Wolf, Inc	455,883

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
24,900	*	Harvest Natural Resources, Inc	$257,715
7,000	*	Helix Energy Solutions Group, Inc	233,800
15,117	*	Hercules Offshore, Inc	469,383
78,700	*	Meridian Resource Corp	240,822
700	*	Oceaneering International, Inc	21,560
37,700	*	Parker Drilling Co	266,916
500	*v	PetroCorp	0
36,400	*	RAM Energy Resources, Inc	174,720
21,200		St. Mary Land & Exploration Co	778,252
8,600	*	Stone Energy Corp	348,128
6,800	*	Swift Energy Co	284,376
7,500	*	Todco	259,500
35,706	*	Trico Marine Services, Inc	1,205,079
4,065	*	Union Drilling, Inc	44,715
6,800		W&T Offshore, Inc	198,628
3,800	*	Warrior Energy Service Corp	97,850
		TOTAL OIL AND GAS EXTRACTION	9,837,204

PAPER AND ALLIED PRODUCTS - 0.20%
11,400	*	Cenveo, Inc	214,548
2,700		Greif, Inc (Class A)	216,297
19,595		Longview Fibre Co	398,171
		TOTAL PAPER AND ALLIED PRODUCTS	829,016

PERSONAL SERVICES - 0.07%
9,800		Jackson Hewitt Tax Service, Inc	294,098
		TOTAL PERSONAL SERVICES	294,098

PETROLEUM AND COAL PRODUCTS - 0.75%
33,764		Alon USA Energy, Inc	995,700
19,000	*	Delek US Holdings, Inc	351,500
13,000		Frontier Oil Corp	345,540
8,800	*	Giant Industries, Inc	714,560
4,900		Holly Corp	212,317
22,800		Western Refining, Inc	529,872
		TOTAL PETROLEUM AND COAL PRODUCTS	3,149,489

PRIMARY METAL INDUSTRIES - 2.05%
29,000	*	AK Steel Holding Corp	352,060
4,100	*	Aleris International, Inc	207,214
25,000		Belden CDT, Inc	955,750
5,641	*	Century Aluminum Co	189,820
7,800		Chaparral Steel Co	265,668
46,400	*	CommScope, Inc	1,524,704
23,080	*	Encore Wire Corp	814,493
12,600	*	General Cable Corp	481,446
5,900	*	Lone Star Technologies, Inc	285,442
15,374		Matthews International Corp (Class A)	565,917
19,100	*	Maverick Tube Corp	1,238,253
16,200		Mueller Industries, Inc	569,754
3,845	*	Oregon Steel Mills, Inc	187,905
11,525		Quanex Corp	349,784
4,800	*	RTI International Metals, Inc	209,184
5,000	*	Superior Essex, Inc	171,250

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
11,800		Worthington Industries, Inc	$201,308
		TOTAL PRIMARY METAL INDUSTRIES	8,569,952

PRINTING AND PUBLISHING - 1.88%
40,100		American Greetings Corp (Class A)	927,112
18,600		Banta Corp	885,360
26,900		Belo (A.H.) Corp Series A	425,289
18,400	*	Consolidated Graphics, Inc	1,107,128
20,506		John H Harland Co	747,444
37,600		Journal Register Co	213,192
74,700	*	Playboy Enterprises, Inc (Class B)	702,927
28,400		Reader's Digest Association, Inc (Class A)	368,064
18,514	*	Scholastic Corp	576,711
107,300	*	Valassis Communications, Inc	1,893,845
		TOTAL PRINTING AND PUBLISHING	7,847,072

REAL ESTATE - 0.20%
24,244	*	Alderwoods Group, Inc	480,759
1		Stewart Enterprises, Inc (Class A)	6
9,702	*	Trammell Crow Co	354,220
		TOTAL REAL ESTATE	834,985

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.65%
4,509	*	AEP Industries, Inc	189,153
10,700	*	Jarden Corp	352,779
2,307		PW Eagle, Inc	69,233
14,915		Schulman (A.), Inc	350,652
49,980		Spartech Corp	1,337,965
10,525		Tupperware Corp	204,817
5,200		West Pharmaceutical Services, Inc	204,204
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	2,708,803

SECURITY AND COMMODITY BROKERS - 0.53%
5,700	*	IntercontinentalExchange, Inc	427,899
52,554	*	Knight Capital Group, Inc	956,483
39,000	*	LaBranche & Co, Inc	404,430
6,700	*	Piper Jaffray Cos	406,154
		TOTAL SECURITY AND COMMODITY BROKERS	2,194,966

SOCIAL SERVICES - 0.16%
16,100	*	Bright Horizons Family Solutions, Inc	671,853
		TOTAL SOCIAL SERVICES	671,853

SPECIAL TRADE CONTRACTORS - 0.94%
31,200		Chemed Corp	1,006,512
24,900		Comfort Systems USA, Inc	285,354
26,600	*d	EMCOR Group, Inc	1,458,744
17,805	*	Insituform Technologies, Inc (Class A)	432,306
44,400	*	Quanta Services, Inc	748,584
		TOTAL SPECIAL TRADE CONTRACTORS	3,931,500

STONE, CLAY, AND GLASS PRODUCTS - 0.09%
13,000	*	Cabot Microelectronics Corp	374,660
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	374,660

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

TEXTILE MILL PRODUCTS - 0.10%
9,300		Oxford Industries, Inc	$399,063
		TOTAL TEXTILE MILL PRODUCTS	399,063

TRANSPORTATION BY AIR - 1.10%
164,451	*	ABX Air, Inc	924,215
24,150	*	Airtran Holdings, Inc	239,568
51,280	*	EGL, Inc	1,868,643
12,900	*	ExpressJet Holdings, Inc	85,269
18,611	*	Republic Airways Holdings, Inc	288,843
48,500		Skywest, Inc	1,189,220
		TOTAL TRANSPORTATION BY AIR	4,595,758

TRANSPORTATION EQUIPMENT - 2.53%
9,300		A.O. Smith Corp	366,699
20,300		ArvinMeritor, Inc	289,072
22,300	*	BE Aerospace, Inc	470,307
27,900		Clarcor, Inc	850,671
15,500		Federal Signal Corp	236,375
4,050		Freightcar America, Inc	214,650
27,400		Group 1 Automotive, Inc	1,367,260
14,584		Kaman Corp (Class A)	262,658
2,300	*	Miller Industries, Inc	42,021
66,600	*	Navistar International Corp	1,719,612
63,786	*	Orbital Sciences Corp	1,197,263
25,800		Polaris Industries, Inc	1,061,670
5,200	*	Sequa Corp (Class A)	488,072
8,900		Triumph Group, Inc	376,915
30,000		Visteon Corp	244,500
54,700		Wabash National Corp	748,843
23,300		Westinghouse Air Brake Technologies Corp	632,129
		TOTAL TRANSPORTATION EQUIPMENT	10,568,717

TRANSPORTATION SERVICES - 0.39%
37,796	*	HUB Group, Inc	860,993
21,600		Lear Corp	447,120
11,246		Pacer International, Inc	312,189
		TOTAL TRANSPORTATION SERVICES	1,620,302

TRUCKING AND WAREHOUSING - 0.56%
7,701		Arkansas Best Corp	331,374
18,288		Forward Air Corp	605,150
55,300		Heartland Express, Inc	867,104
5,900	*	Old Dominion Freight Line	177,177
11,200	*	Saia, Inc	365,120
		TOTAL TRUCKING AND WAREHOUSING	2,345,925

WATER TRANSPORTATION - 0.09%
12,600	*	Kirby Corp	394,758
		TOTAL WATER TRANSPORTATION	394,758

WHOLESALE TRADE-DURABLE GOODS - 1.32%
28,954		Agilysys, Inc	406,514

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE
38,300		Applied Industrial Technologies, Inc	$934,520
17,000		Barnes Group, Inc	298,520
22,700		BlueLinx Holdings, Inc	216,104
8,800		Building Material Holding Corp	228,976
15,185	*	Digi International, Inc	204,998
89,400		IKON Office Solutions, Inc	1,201,536
14,876	*	Insight Enterprises, Inc	306,594
8,600	*	Interline Brands, Inc	212,248
6,300	*	Keystone Automotive Industries, Inc	239,526
7,300	*	LKQ Corp	160,381
9,700		Reliance Steel & Aluminum Co	311,758
17,300		Ryerson Tull, Inc	378,697
30,800	*	Tyler Technologies, Inc	398,244
		TOTAL WHOLESALE TRADE-DURABLE GOODS	5,498,616

WHOLESALE TRADE-NONDURABLE GOODS - 0.45%
11,137	*	Allscripts Healthcare Solutions, Inc	250,026
11,829	*	Hain Celestial Group, Inc	302,349
12,127		Spartan Stores, Inc	204,946
24,100		United Stationers, Inc	1,120,891
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,878,212

		TOTAL COMMON STOCKS	411,316,855
		(Cost $395,029,159)

WARRANTS - 0.00%
COMMUNICATIONS - 0.00% **
3	*v	RCN Corp Wts	0
		TOTAL COMMUNICATIONS	0

		TOTAL WARRANTS	0
		(Cost $0)

PRINCPAL		ISSUER

SHORT-TERM INVESTMENTS - 1.35%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.35%
5,650,000		Federal Home Loan Bank (FHLB), 4.750%, 10/02/06	5,650,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $5,649,255)	5,650,000

		TOTAL PORTFOLIO - 99.79%	416,966,855
		(Cost $400,678,414)

		OTHER ASSETS & LIABILITIES, NET - 0.21%	853,777

		NET ASSETS - 100.00%	$417,820,632
		________________
	*	Non-income producing
	d	All or a portion of these securities have beeen segregated by the custodian to cover margin or other requirements on
		open futures contracts in the amount of $411,300.
	v	Security valued at fair value.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Equity Fund

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE
COMMON STOCKS - 99.69%
AMUSEMENT AND RECREATION SERVICES - 0.19%
11,909		Harrah's Entertainment, Inc	$791,115
6,217	*	Penn National Gaming, Inc	227,045
4,613		Warner Music Group Corp	119,707
		TOTAL AMUSEMENT AND RECREATION SERVICES	1,137,867

APPAREL AND ACCESSORY STORES - 1.08%
7,557		Abercrombie & Fitch Co (Class A)	525,060
9,795		American Eagle Outfitters, Inc	429,315
5,769	*	AnnTaylor Stores Corp	241,490
15,983	*	Chico's FAS, Inc	344,114
8,796		Claire's Stores, Inc	256,491
1,519		Foot Locker, Inc	38,355
25,385		Gap, Inc	481,046
4,281	*	Hanesbrands, Inc	96,365
28,646	*	Kohl's Corp	1,859,698
29,503		Limited Brands, Inc	781,534
20,475		Nordstrom, Inc	866,093
12,833		Ross Stores, Inc	326,087
9,924	*	Urban Outfitters, Inc	175,556
		TOTAL APPAREL AND ACCESSORY STORES	6,421,204

APPAREL AND OTHER TEXTILE PRODUCTS - 0.06%
5,349		Polo Ralph Lauren Corp	346,027
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	346,027

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.28%
9,267		Advance Auto Parts	305,255
4,615	*	Autozone, Inc	476,730
9,290	*	Carmax, Inc	387,486
6,227	*	Copart, Inc	175,539
9,988	*	O'Reilly Automotive, Inc	331,701
600		United Auto Group, Inc	14,040
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,690,751

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.80%
11,101		Fastenal Co	428,166
170,097		Home Depot, Inc	6,169,418
134,880		Lowe's Cos, Inc	3,784,733
6,254		Sherwin-Williams Co	348,848
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	10,731,165

BUSINESS SERVICES - 11.74%
24,054	*	Activision, Inc	363,215
7,417		Acxiom Corp	182,903
52,130	*	Adobe Systems, Inc	1,952,269
4,115	*	Affiliated Computer Services, Inc (Class A)	213,404
13,479	*	Akamai Technologies, Inc	673,815
6,981	*	Alliance Data Systems Corp	385,281
20,049	*	Autodesk, Inc	697,304

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
50,012		Automatic Data Processing, Inc	$2,367,568
1,151	*	Avis Budget Group, Inc	21,052
33,860	*	BEA Systems, Inc	514,672
18,727	*	BMC Software, Inc	509,749
3,126		Brink's Co	165,866
6,279		CA, Inc	148,750
20,966	*	Cadence Design Systems, Inc	355,583
10,871	*	Ceridian Corp	243,076
5,582	*	Cerner Corp	253,423
7,503	*	Checkfree Corp	310,024
7,493	*	ChoicePoint, Inc	268,249
15,747	*	Citrix Systems, Inc	570,199
2,950	*	Clear Channel Outdoor Holdings, Inc	60,180
12,318	*	Cognizant Technology Solutions Corp	912,271
700	*	Convergys Corp	14,455
5,193	*	DST Systems, Inc	320,252
102,285	*	eBay, Inc	2,900,803
26,402	*	Electronic Arts, Inc	1,470,063
25,306		Electronic Data Systems Corp	620,503
23,492	*	Emdeon Corp	275,091
10,193		Equifax, Inc	374,185
1,820	*	Expedia, Inc	28,538
3,460	*	F5 Networks, Inc	185,871
3,744		Factset Research Systems, Inc	181,846
4,580		Fair Isaac Corp	167,491
1,784		Fidelity National Information Services, Inc	66,008
66,459		First Data Corp	2,791,278
15,289	*	Fiserv, Inc	719,959
4,505	*	Getty Images, Inc	223,808
18,138	*	Google, Inc (Class A)	7,289,662
12,657		IMS Health, Inc	337,182
37,535	*	Interpublic Group of Cos, Inc	371,597
30,308	*	Intuit, Inc	972,584
9,930	*	Iron Mountain, Inc	426,394
26,562	*	Juniper Networks, Inc	458,991
4,167	*	Kinetic Concepts, Inc	131,094
7,104	*	Lamar Advertising Co	379,425
6,497		Manpower, Inc	398,071
5,367	*	Mastercard, Inc	377,568
12,667	*	McAfee, Inc	309,835
771,506		Microsoft Corp	21,085,259
7,471		MoneyGram International, Inc	217,107
10,626	*	Monster Worldwide, Inc	384,555
8,315	*	NAVTEQ Corp	217,105
3,576	*	NCR Corp	141,180
14,789		Omnicom Group, Inc	1,384,250
345,410	*	Oracle Corp	6,127,573
16,083	*	Red Hat, Inc	339,030
4,405		Reynolds & Reynolds Co (Class A)	174,042
13,106		Robert Half International, Inc	445,211
7,439	*	Salesforce.com, Inc	266,911
7,232		ServiceMaster Co	81,071
25,566	*	Sun Microsystems, Inc	127,063
38,395	*	Symantec Corp	817,046
1,123	*	Synopsys, Inc	22,146
3,230		Total System Services, Inc	73,741
20,255	*	VeriSign, Inc	409,151

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
42,171		Waste Management, Inc	$1,546,832
784	*	WebMD Health Corp	26,923
122,411	*	Yahoo!, Inc	3,094,550
		TOTAL BUSINESS SERVICES	69,942,153

		CHEMICALS AND ALLIED PRODUCTS - 9.86%
106,208		Abbott Laboratories	5,157,460
2,160	*	Abraxis BioScience, Inc	60,005
2,307		Air Products & Chemicals, Inc	153,116
1,728		Alberto-Culver Co	87,420
102,497	*	Amgen, Inc	7,331,610
8,297		Avery Dennison Corp	499,230
39,176		Avon Products, Inc	1,201,136
9,444	*	Barr Pharmaceuticals, Inc	490,521
14,763	*	Biogen Idec, Inc	659,611
78,252		Bristol-Myers Squibb Co	1,950,040
2,149		Cabot Corp	79,943
3,404		Celanese Corp (Series A)	60,932
5,180	*	Cephalon, Inc	319,865
1,863	*	Charles River Laboratories International, Inc	80,873
5,905		Church & Dwight Co, Inc	230,945
40,013		Colgate-Palmolive Co	2,484,807
7,482		Dade Behring Holdings, Inc	300,477
63,994		Du Pont (E.I.) de Nemours & Co	2,741,503
15,729		Ecolab, Inc	673,516
64,552		Eli Lilly & Co	3,679,464
11,006		Estee Lauder Cos (Class A)	443,872
28,311	*	Forest Laboratories, Inc	1,432,820
40,493	*	Genentech, Inc	3,348,771
22,660	*	Genzyme Corp	1,528,870
39,486	*	Gilead Sciences, Inc	2,712,688
13,521	*	Hospira, Inc	517,449
5,290	*	Huntsman Corp	96,278
2,878	*	Idexx Laboratories, Inc	262,301
5,960	*	ImClone Systems, Inc	168,787
5,757		International Flavors & Fragrances, Inc	227,632
1,654	*	Invitrogen Corp	104,880
1,440	*	Kos Pharmaceuticals, Inc	71,165
21,984	*	Medimmune, Inc	642,153
57,775		Merck & Co, Inc	2,420,773
15,300	*	Millennium Pharmaceuticals, Inc	152,235
46,980		Monsanto Co	2,208,530
18,530		Mylan Laboratories, Inc	373,009
9,435	*	Nalco Holding Co	174,736
10,418	*	PDL BioPharma, Inc	200,026
2,008		PPG Industries, Inc	134,697
28,052		Praxair, Inc	1,659,556
59,019		Procter & Gamble Co	3,657,998
2,253		Rohm & Haas Co	106,680
128,725		Schering-Plough Corp	2,843,535
2,923		Scotts Miracle-Gro Co (Class A)	130,044
9,541	*	Sepracor, Inc	462,166
2,573		Sigma-Aldrich Corp	194,699
7,212	*	VCA Antech, Inc	260,065
9,464	*	Vertex Pharmaceuticals, Inc	318,464
71,445		Wyeth	3,632,264
		TOTAL CHEMICALS AND ALLIED PRODUCTS	58,729,617

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

COAL MINING - 0.31%
12,370		Arch Coal, Inc	$357,617
16,140		Consol Energy, Inc	512,122
7,236		Massey Energy Co	151,522
22,845		Peabody Energy Corp	840,239
		TOTAL COAL MINING	1,861,500

COMMUNICATIONS - 2.54%
36,450	*	American Tower Corp (Class A)	1,330,425
2,971	*	Avaya, Inc	33,988
9,156		Cablevision Systems Corp (Class A)	207,933
12,170		Citizens Communications Co	170,867
85,494	*	Comcast Corp (Class A)	3,150,454
16,426	*	Crown Castle International Corp	578,852
862	*	CTC Media, Inc	19,223
69,939	*	DIRECTV Group, Inc	1,376,400
17,868	*	EchoStar Communications Corp (Class A)	584,998
5,670		Global Payments, Inc	249,537
5,991	*	IAC/InterActiveCorp	172,301
1,402	*	Leap Wireless International, Inc	67,983
103,090	*	Level 3 Communications, Inc	551,532
14,185	*	Liberty Global, Inc	365,122
47,006	*	Liberty Media Holding Corp (Interactive)	957,982
5,248	*	NeuStar, Inc	145,632
11,826	*	NII Holdings, Inc (Class B)	735,104
9,160	*	SBA Communications Corp	222,863
60,063		Sprint Nextel Corp	1,030,080
5,131		Telephone & Data Systems, Inc	216,015
12,880	*	Univision Communications, Inc (Class A)	442,299
790	*	US Cellular Corp	47,163
55,078	*	Viacom, Inc	2,047,800
2,760	*	West Corp	133,308
22,096	*	XM Satellite Radio Holdings, Inc	284,817
		TOTAL COMMUNICATIONS	15,122,678

DEPOSITORY INSTITUTIONS - 1.52%
3,032		Bank of Hawaii Corp	146,021
4,220		Bank of New York Co, Inc	148,797
15,946		Commerce Bancorp, Inc	585,378
1,949		Cullen/Frost Bankers, Inc	112,691
5,016		East West Bancorp, Inc	198,684
12,776		Golden West Financial Corp	986,946
25,068		Hudson City Bancorp, Inc	332,151
1,225		IndyMac Bancorp, Inc	50,421
5,670		Investors Financial Services Corp	244,264
32,225		Mellon Financial Corp	1,259,998
17,998		Northern Trust Corp	1,051,623
5,350		People's Bank	211,914
27,074		State Street Corp	1,689,418
10,870		Synovus Financial Corp	319,252
4,489		TCF Financial Corp	118,016
44,086		Wells Fargo & Co	1,595,031
		TOTAL DEPOSITORY INSTITUTIONS	9,050,605

EATING AND DRINKING PLACES - 0.90%
10,551		Aramark Corp (Class B)	346,706

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
7,385		Brinker International, Inc	296,065
12,930		Darden Restaurants, Inc	$549,137
3,018		OSI Restaurant Partners, Inc	95,701
66,629	*	Starbucks Corp	2,268,717
7,100	*	The Cheesecake Factory, Inc	193,049
2,977	*	Tim Hortons, Inc	78,295
4,192		Wendy's International, Inc	280,864
23,623		Yum! Brands, Inc	1,229,577
		TOTAL EATING AND DRINKING PLACES	5,338,111

EDUCATIONAL SERVICES - 0.20%
12,079	*	Apollo Group, Inc (Class A)	594,770
8,484	*	Career Education Corp	190,890
3,862	*	ITT Educational Services, Inc	256,051
3,356	*	Laureate Education, Inc	160,618
		TOTAL EDUCATIONAL SERVICES	1,202,329

ELECTRIC, GAS, AND SANITARY SERVICES - 1.98%
57,199	*	AES Corp	1,166,288
14,138	*	Allegheny Energy, Inc	567,923
1,226	*	Allied Waste Industries, Inc	13,817
6,928		Aqua America, Inc	152,000
2,213		Constellation Energy Group, Inc	131,010
10,193	*	Covanta Holding Corp	219,455
1,857		DPL, Inc	50,362
56,227		El Paso Corp	766,936
49,139		Exelon Corp	2,974,875
9,249		Kinder Morgan, Inc	969,758
3,344	*	NRG Energy, Inc	151,483
6,611		Questar Corp	540,581
9,905		Republic Services, Inc	398,280
3,904	*	Stericycle, Inc	272,460
39,612		TXU Corp	2,476,542
38,953		Williams Cos, Inc	929,808
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	11,781,578

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 11.03%
9,411	*	ADC Telecommunications, Inc	141,165
42,189	*	Advanced Micro Devices, Inc	1,048,397
15,008	*	Agere Systems, Inc	224,069
31,047	*	Altera Corp	570,644
5,503		American Power Conversion Corp	120,846
6,055		Ametek, Inc	263,695
7,699		Amphenol Corp (Class A)	476,799
31,584		Analog Devices, Inc	928,254
73,866	*	Apple Computer, Inc	5,689,898
5,264	*	Avnet, Inc	103,280
2,080		AVX Corp	36,795
39,600	*	Broadcom Corp (Class A)	1,201,464
1,992	*	Ciena Corp	54,282
530,593	*	Cisco Systems, Inc	12,203,639
13,959	*	Comverse Technology, Inc	299,281
5,552	*	Cree, Inc	111,651
11,013	*	Cypress Semiconductor Corp	195,701
2,766	*	Dolby Laboratories, Inc (Class A)	54,905
33,410		Emerson Electric Co	2,801,763
4,256	*	Energizer Holdings, Inc	306,389

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
5,161	*	Fairchild Semiconductor International, Inc	$96,511
16,467	*	Freescale Semiconductor, Inc (Class B)	625,911
5,747		Harman International Industries, Inc	479,530
11,660		Harris Corp	518,753
32,615		Honeywell International, Inc	1,333,954
7,655	*	Integrated Device Technology, Inc	122,939
505,581		Intel Corp	10,399,801
3,406	*	International Rectifier Corp	118,665
5,351		Intersil Corp (Class A)	131,367
144,176	*	JDS Uniphase Corp	315,745
753		L-3 Communications Holdings, Inc	58,982
3,543		Lincoln Electric Holdings, Inc	192,916
26,681		Linear Technology Corp	830,313
25,259	*	LSI Logic Corp	207,629
208,814	*	Lucent Technologies, Inc	488,625
28,252		Maxim Integrated Products, Inc	793,034
13,029	*	MEMC Electronic Materials, Inc	477,252
18,617		Microchip Technology, Inc	603,563
28,350	*	Micron Technology, Inc	493,290
12,103		Molex, Inc	471,654
168,755		Motorola, Inc	4,218,875
29,251		National Semiconductor Corp	688,276
32,637	*	Network Appliance, Inc	1,207,895
4,411	*	Novellus Systems, Inc	122,008
30,400	*	Nvidia Corp	899,536
19,970	*	PMC - Sierra, Inc	118,622
14,270	*	QLogic Corp	269,703
145,686		Qualcomm, Inc	5,295,686
9,274		RadioShack Corp	178,988
7,082	*	Rambus, Inc	123,510
14,895		Rockwell Collins, Inc	816,842
17,380	*	Sanmina-SCI Corp	65,001
4,593	*	Silicon Laboratories, Inc	142,475
120,171	*	Sirius Satellite Radio, Inc	469,869
900	*	Spansion, Inc	15,003
135,362		Texas Instruments, Inc	4,500,787
5,462	*	Thomas & Betts Corp	260,592
3,040	*	Vishay Intertechnology, Inc	42,682
29,802		Xilinx, Inc	654,154
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	65,683,855

ENGINEERING AND MANAGEMENT SERVICES - 1.10%
9,366	*	Amylin Pharmaceuticals, Inc	412,760
30,164	*	Celgene Corp	1,306,101
3,540		Corporate Executive Board Co	318,281
7,482		Fluor Corp	575,291
4,348	*	Gen-Probe, Inc	203,878
418	*	Hewitt Associates, Inc	10,141
5,032	*	Jacobs Engineering Group, Inc	376,041
21,068		Moody's Corp	1,377,426
29,278		Paychex, Inc	1,078,894
13,992		Quest Diagnostics, Inc	855,751
400	*	URS Corp	15,556
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	6,530,120

FABRICATED METAL PRODUCTS - 0.47%
1,266	*	Alliant Techsystems, Inc	102,622

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
8,996		Ball Corp	$363,888
14,935	*	Crown Holdings, Inc	277,791
43,301		Illinois Tool Works, Inc	1,944,215
3,200		Pentair, Inc	83,808
460		Snap-On, Inc	20,493
		TOTAL FABRICATED METAL PRODUCTS	2,792,817

FOOD AND KINDRED PRODUCTS - 3.68%
42,984		Anheuser-Busch Cos, Inc	2,042,170
2,044	*	Burger King Holdings, Inc	32,622
12,051		Campbell Soup Co	439,862
117,175		Coca-Cola Co	5,235,379
3,445	*	Constellation Brands, Inc (Class A)	99,147
3,747		General Mills, Inc	212,080
16,588		H.J. Heinz Co	695,535
5,312	*	Hansen Natural Corp	172,534
13,621		Hershey Co	728,042
15,884		Kellogg Co	786,576
9,383		McCormick & Co, Inc	356,366
6,197		Pepsi Bottling Group, Inc	219,994
143,651		PepsiCo, Inc	9,374,664
35,154		Sara Lee Corp	564,925
20,603		Wrigley (Wm.) Jr Co	948,974
		TOTAL FOOD AND KINDRED PRODUCTS	21,908,870

FOOD STORES - 0.18%
8,198		Kroger Co	189,702
2,484	*	Panera Bread Co (Class A)	144,693
12,237		Whole Foods Market, Inc	727,245
		TOTAL FOOD STORES	1,061,640

FORESTRY - 0.00%**
604		Rayonier, Inc	22,831
		TOTAL FORESTRY	22,831

FURNITURE AND FIXTURES - 0.30%
2,422		Hillenbrand Industries, Inc	138,006
4,647		HNI Corp	193,222
9,610		Johnson Controls, Inc	689,421
8,237		Leggett & Platt, Inc	206,172
20,882		Masco Corp	572,584
		TOTAL FURNITURE AND FIXTURES	1,799,405

FURNITURE AND HOMEFURNISHINGS STORES - 0.33%
24,742	*	Bed Bath & Beyond, Inc	946,629
14,320		Circuit City Stores, Inc	359,575
5,728	*	GameStop Corp	265,092
542	*	Mohawk Industries, Inc	40,352
5,273		Steelcase, Inc (Class A)	82,733
8,118		Williams-Sonoma, Inc	262,942
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,957,323

GENERAL BUILDING CONTRACTORS - 0.34%
1,902		Beazer Homes USA, Inc	74,254
4,848		Centex Corp	255,102
14,698		DR Horton, Inc	352,017
3,880		KB Home	169,944

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
4,767		Lennar Corp (Class A)	$215,707
1,479		MDC Holdings, Inc	68,700
400	*	NVR, Inc	214,000
9,105		Pulte Homes, Inc	290,085
1,420		Ryland Group, Inc	61,358
2,767		Standard-Pacific Corp	65,025
2,323	*	Toll Brothers, Inc	65,230
3,935		Walter Industries, Inc	167,946
		TOTAL GENERAL BUILDING CONTRACTORS	1,999,368

GENERAL MERCHANDISE STORES - 3.25%
27,906		Costco Wholesale Corp	1,386,370
25,899		Dollar General Corp	353,003
7,336		Family Dollar Stores, Inc	214,505
3,864		Federated Department Stores, Inc	166,963
20,399		JC Penney Co, Inc	1,395,088
75,389		Target Corp	4,165,242
39,846		TJX Cos, Inc	1,116,883
213,703		Wal-Mart Stores, Inc	10,539,832
		TOTAL GENERAL MERCHANDISE STORES	19,337,886

HEALTH SERVICES - 2.24%
3,779		AmerisourceBergen Corp	170,811
1,539		Brookdale Senior Living, Inc	71,440
35,445		Caremark Rx, Inc	2,008,668
5,449	*	Community Health Systems, Inc	203,520
4,031	*	Covance, Inc	267,578
13,989	*	Coventry Health Care, Inc	720,713
8,836	*	DaVita, Inc	511,339
5,080	*	Edwards Lifesciences Corp	236,677
10,163	*	Express Scripts, Inc	767,205
33,569		HCA, Inc	1,674,757
5,127		Health Management Associates, Inc (Class A)	107,154
10,708	*	Laboratory Corp of America Holdings	702,124
1,894	*	LifePoint Hospitals, Inc	66,896
8,271	*	Lincare Holdings, Inc	286,507
6,947		Manor Care, Inc	363,189
18,530		McKesson Corp	976,902
16,234	*	Medco Health Solutions, Inc	975,826
5,045		Omnicare, Inc	217,389
4,453	*	Pediatrix Medical Group, Inc	203,057
8,910		Pharmaceutical Product Development, Inc	317,998
5,056	*	Sierra Health Services, Inc	191,319
28,302	*	Tenet Healthcare Corp	230,378
1,237	*	Triad Hospitals, Inc	54,465
901		Universal Health Services, Inc (Class B)	53,997
25,484	*	WellPoint, Inc	1,963,542
		TOTAL HEALTH SERVICES	13,343,451

HOLDING AND OTHER INVESTMENT OFFICES - 1.20%
2,636	*	Affiliated Managers Group, Inc	263,890
4,083		Developers Diversified Realty Corp	227,668
888		Essex Property Trust, Inc	107,803
2,471		Federal Realty Investment Trust	183,595
7,938		General Growth Properties, Inc	378,246
1,325		Global Signal, Inc	67,019
46,390		iShares Russell 1000 Growth Index Fund	2,414,600

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
2,654		Kilroy Realty Corp	$199,952
6,263		Macerich Co	478,243
728		Pan Pacific Retail Properties, Inc	50,538
6,897		Public Storage, Inc	593,073
2,877	*	Realogy Corp	65,250
10,627		Simon Property Group, Inc	963,019
3,913		SL Green Realty Corp	437,082
2,341		Taubman Centers, Inc	103,987
11,542		United Dominion Realty Trust, Inc	348,568
5,131		Ventas, Inc	197,749
1,696		Weingarten Realty Investors	72,962
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	7,153,244

HOTELS AND OTHER LODGING PLACES - 0.86%
3,987		Boyd Gaming Corp	153,260
3,202		Choice Hotels International, Inc	130,962
33,113		Hilton Hotels Corp	922,197
12,034	*	Las Vegas Sands Corp	822,524
29,733		Marriott International, Inc (Class A)	1,148,883
10,148	*	MGM Mirage	400,745
15,744		Starwood Hotels & Resorts Worldwide, Inc	900,399
4,444		Station Casinos, Inc	256,997
2,302	*	Wyndham Worldwide Corp	64,387
4,365	*	Wynn Resorts Ltd	296,864
		TOTAL HOTELS AND OTHER LODGING PLACES	5,097,218

INDUSTRIAL MACHINERY AND EQUIPMENT - 10.45%
65,463		3M Co	4,871,756
521	*	AGCO Corp	13,207
15,703		American Standard Cos, Inc	659,055
135,938		Applied Materials, Inc	2,410,181
6,019		Black & Decker Corp	477,608
2,354		Carlisle Cos, Inc	197,971
58,088		Caterpillar, Inc	3,822,190
5,146		CDW Corp	317,405
3,665		Cummins, Inc	436,978
200,495	*	Dell, Inc	4,579,306
4,845		Diebold, Inc	210,903
6,394		Donaldson Co, Inc	235,939
16,077		Dover Corp	762,693
2,650	*	Dresser-Rand Group, Inc	54,060
180,418	*	EMC Corp	2,161,408
732	*	Flowserve Corp	37,032
6,014	*	FMC Technologies, Inc	322,952
4,292	*	Gardner Denver, Inc	141,979
439,303	d	General Electric Co	15,507,396
6,083		Graco, Inc	237,602
11,478	*	Grant Prideco, Inc	436,508
147,578		Hewlett-Packard Co	5,414,637
4,523		IDEX Corp	194,715
122,459		International Business Machines Corp	10,034,290
29,527		International Game Technology	1,225,371
15,956		Jabil Circuit, Inc	455,863
10,917		Joy Global, Inc	410,588
12,177	*	Lam Research Corp	551,983
7,209	*	Lexmark International, Inc	415,671
5,459		Manitowoc Co, Inc	244,509

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
1,757		Pall Corp	$54,133
4,563		Parker Hannifin Corp	354,682
15,566		Rockwell Automation, Inc	904,385
17,144	*	SanDisk Corp	917,890
5,701	*	Scientific Games Corp (Class A)	181,292
18,700		Smith International, Inc	725,560
35,687	*	Solectron Corp	116,340
4,785		Stanley Works	238,532
17,687		Symbol Technologies, Inc	262,829
4,292	*	Terex Corp	194,084
732		Timken Co	21,799
3,653		Toro Co	154,047
11,499	*	Varian Medical Systems, Inc	613,932
3,233	*	VeriFone Holdings, Inc	92,302
19,314	*	Western Digital Corp	349,583
6,106	*	Zebra Technologies Corp (Class A)	218,228
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	62,241,374

INSTRUMENTS AND RELATED PRODUCTS - 6.91%
5,835	*	Advanced Medical Optics, Inc	230,774
37,147	*	Agilent Technologies, Inc	1,214,335
13,046		Allergan, Inc	1,469,110
12,910		Applera Corp (Applied Biosystems Group)	427,450
9,096		Bard (C.R.), Inc	682,200
765		Bausch & Lomb, Inc	38,349
56,851		Baxter International, Inc	2,584,446
5,088		Beckman Coulter, Inc	292,865
21,548		Becton Dickinson & Co	1,522,797
21,431		Biomet, Inc	689,864
107,302	*	Boston Scientific Corp	1,586,997
1,956		Cooper Cos, Inc	104,646
20,602		Danaher Corp	1,414,739
13,972		Dentsply International, Inc	420,697
995		DRS Technologies, Inc	43,452
6,416	*	Fisher Scientific International, Inc	501,988
3,238	*	Intuitive Surgical, Inc	341,447
228,057		Johnson & Johnson	14,810,022
13,592		Kla-Tencor Corp	604,436
104,881		Medtronic, Inc	4,870,674
3,672	*	Mettler-Toledo International, Inc	242,903
4,867	*	Millipore Corp	298,347
5,140		National Instruments Corp	140,528
5,670		PerkinElmer, Inc	107,333
11,521		Pitney Bowes, Inc	511,187
6,482	*	Resmed, Inc	260,901
6,360	*	Respironics, Inc	245,560
7,565		Roper Industries, Inc	338,458
31,413	*	St. Jude Medical, Inc	1,108,565
26,012		Stryker Corp	1,289,935
3,421	*	Techne Corp	173,992
4,846		Tektronix, Inc	140,195
12,990	*	Teradyne, Inc	170,948
4,201	*	Thermo Electron Corp	165,225
4,705	*	Trimble Navigation Ltd	221,511
9,183	*	Waters Corp	415,806
21,614	*	Zimmer Holdings, Inc	1,458,945
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	41,141,627

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

INSURANCE AGENTS, BROKERS AND SERVICE - 0.06%
9,780		Brown & Brown, Inc	$298,877
2,870		Gallagher (Arthur J.) & Co	76,543
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	375,420

INSURANCE CARRIERS - 2.32%
24,660		Aetna, Inc	975,303
43,327		Aflac, Inc	1,982,644
1,007		Ambac Financial Group, Inc	83,329
25,185		American International Group, Inc	1,668,758
400	*	CNA Financial Corp	14,408
1,575		Hanover Insurance Group, Inc	70,292
5,288		HCC Insurance Holdings, Inc	173,869
9,223	*	Health Net, Inc	401,385
14,241	*	Humana, Inc	941,188
195	*	Markel Corp	80,079
4,141	*	Philadelphia Consolidated Holding Co	164,729
1,894		Principal Financial Group	102,806
18,445		Progressive Corp	452,640
6,140		Prudential Financial, Inc	468,175
1,134		Transatlantic Holdings, Inc	68,505
117,001		UnitedHealth Group, Inc	5,756,449
7,273		W.R. Berkley Corp	257,391
3,004	*	WellCare Health Plans, Inc	170,117
		TOTAL INSURANCE CARRIERS	13,832,067

JUSTICE, PUBLIC ORDER AND SAFETY - 0.02%
3,265	*	Corrections Corp of America	141,211
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	141,211

LEATHER AND LEATHER PRODUCTS - 0.19%
33,469	*	Coach, Inc	1,151,334
		TOTAL LEATHER AND LEATHER PRODUCTS	1,151,334

METAL MINING - 0.36%
4,288		Foundation Coal Holdings, Inc	138,803
8,605		Freeport-McMoRan Copper & Gold, Inc (Class A)	458,302
34,614		Newmont Mining Corp	1,479,749
582		Southern Copper Corp	53,835
		TOTAL METAL MINING	2,130,689

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.06%
4,520		Fortune Brands, Inc	339,497
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	339,497

MISCELLANEOUS RETAIL - 2.19%
27,090	*	Amazon.com, Inc	870,131
1,080		Barnes & Noble, Inc	40,975
34,797		Best Buy Co, Inc	1,863,727
5,525	*	Coldwater Creek, Inc	158,899
64,322		CVS Corp	2,066,023
3,268	*	Dick's Sporting Goods, Inc	148,759
972	*	Dollar Tree Stores, Inc	30,093
11,546		Michaels Stores, Inc	502,713
3,282		MSC Industrial Direct Co (Class A)	133,709
2,960	*	Nutri/System, Inc	184,378

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
25,115	*	Office Depot, Inc	$997,066
12,029		Petsmart, Inc	333,805
63,224		Staples, Inc	1,538,240
7,602		Tiffany & Co	252,386
87,775		Walgreen Co	3,896,332
		TOTAL MISCELLANEOUS RETAIL	13,017,236

MOTION PICTURES - 0.92%
6,961	*	Discovery Holding Co (Class A)	100,656
2,087	*	DreamWorks Animation SKG, Inc (Class A)	51,987
135,698		News Corp (Class A)	2,666,466
5,768		Regal Entertainment Group (Class A)	114,322
24,483		Time Warner, Inc	446,325
68,450		Walt Disney Co	2,115,790
		TOTAL MOTION PICTURES	5,495,546

NONDEPOSITORY INSTITUTIONS - 1.67%
94,045		American Express Co	5,274,044
2,811	*	AmeriCredit Corp	70,247
4,546		Capital One Financial Corp	357,588
5,015		CapitalSource, Inc	129,487
2,811		First Marblehead Corp	194,690
30,314		Freddie Mac	2,010,728
1,589	*	Nelnet, Inc	48,846
35,770		SLM Corp	1,859,325
		TOTAL NONDEPOSITORY INSTITUTIONS	9,944,955

NONMETALLIC MINERALS, EXCEPT FUELS - 0.14%
4,099		Florida Rock Industries, Inc	158,672
8,640		Vulcan Materials Co	676,080
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	834,752

OIL AND GAS EXTRACTION - 2.31%
29,548		Baker Hughes, Inc	2,015,174
25,854		BJ Services Co	778,981
9,819	*	Cameron International Corp	474,356
4,844	*	Cheniere Energy, Inc	143,915
2,457	*	CNX Gas Corp	56,929
10,238	*	Denbury Resources, Inc	295,878
5,116		Diamond Offshore Drilling, Inc	370,245
13,305		ENSCO International, Inc	583,158
9,294		Equitable Resources, Inc	325,104
7,920	*	Global Industries Ltd	123,235
89,634		Halliburton Co	2,550,087
7,877	*	Helix Energy Solutions Group, Inc	263,092
9,124		Helmerich & Payne, Inc	210,126
14,236	*	National Oilwell Varco, Inc	833,518
4,712	*	Oceaneering International, Inc	145,130
15,247		Patterson-UTI Energy, Inc	362,269
7,081	*	Plains Exploration & Production Co	303,846
11,882	*	Pride International, Inc	325,804
5,429	*	Quicksilver Resources, Inc	173,185
11,974		Range Resources Corp	302,224
8,968		Rowan Cos, Inc	283,658
14,758	*	Southwestern Energy Co	440,821
5,203		St. Mary Land & Exploration Co	191,002
6,921	*	Superior Energy Services	181,745

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
6,293	*	Tetra Technologies, Inc	$152,039
3,301		Tidewater, Inc	145,871
5,507		Todco	190,542
3,874	*	Unit Corp	178,088
1,923		W&T Offshore, Inc	56,171
31,585		XTO Energy, Inc	1,330,676
		TOTAL OIL AND GAS EXTRACTION	13,786,869

PAPER AND ALLIED PRODUCTS - 0.28%
23,106		Kimberly-Clark Corp	1,510,208
7,274		Packaging Corp of America	168,757
		TOTAL PAPER AND ALLIED PRODUCTS	1,678,965

PERSONAL SERVICES - 0.22%
12,247		Cintas Corp	500,045
28,704		H&R Block, Inc	624,025
4,030		Weight Watchers International, Inc	178,690
		TOTAL PERSONAL SERVICES	1,302,760

PETROLEUM AND COAL PRODUCTS - 0.55%
9,301		EOG Resources, Inc	605,030
29,920		Exxon Mobil Corp	2,007,632
5,028		Frontier Oil Corp	133,644
4,230		Holly Corp	183,286
5,690		Sunoco, Inc	353,861
		TOTAL PETROLEUM AND COAL PRODUCTS	3,283,453

PRIMARY METAL INDUSTRIES - 0.99%
30,010		Alcoa, Inc	841,480
8,883		Allegheny Technologies, Inc	552,434
2,128		Carpenter Technology Corp	228,781
135,393	*	Corning, Inc	3,304,943
1,477		Hubbell, Inc (Class B)	70,748
11,707		Precision Castparts Corp	739,414
7,034	*	Titanium Metals Corp	177,820
		TOTAL PRIMARY METAL INDUSTRIES	5,915,620

PRINTING AND PUBLISHING - 0.55%
5,314		Dow Jones & Co, Inc	178,232
5,696	*	Dun & Bradstreet Corp	427,143
7,267		EW Scripps Co	348,307
4,890		Harte-Hanks, Inc	128,852
3,810		John Wiley & Sons, Inc (Class A)	137,198
300		McClatchy Co (Class A)	12,657
31,034		McGraw-Hill Cos, Inc	1,800,903
2,865		Meredith Corp	141,330
132		Washington Post Co (Class B)	97,284
		TOTAL PRINTING AND PUBLISHING	3,271,906

RAILROAD TRANSPORTATION - 0.81%
31,626		Burlington Northern Santa Fe Corp	2,322,613
18,812		CSX Corp	617,598
2,230	*	Kansas City Southern Industries, Inc	60,901
20,388		Norfolk Southern Corp	898,091
10,636		Union Pacific Corp	935,968
		TOTAL RAILROAD TRANSPORTATION	4,835,171

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
REAL ESTATE - 0.22%
16,297	*	CB Richard Ellis Group, Inc	$400,906
6,004		Forest City Enterprises, Inc (Class A)	326,017
2,977		Jones Lang LaSalle, Inc	254,474
6,401		St. Joe Co	351,223
		TOTAL REAL ESTATE	1,332,620

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.15%
15,645	*	Goodyear Tire & Rubber Co	226,853
1,952	*	Jarden Corp	64,357
14,909		Newell Rubbermaid, Inc	422,223
3,105		Sealed Air Corp	168,043
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	881,476

SECURITY AND COMMODITY BROKERS - 2.95%
1,760		BlackRock, Inc	262,240
4,691	*	Cbot Holdings, Inc	566,626
90,789		Charles Schwab Corp	1,625,123
3,081		Chicago Mercantile Exchange Holdings, Inc	1,473,488
34,053	*	E*Trade Financial Corp	814,548
10,131		Eaton Vance Corp	292,381
7,570		Federated Investors, Inc (Class B)	255,942
14,822		Franklin Resources, Inc	1,567,427
25,073		Goldman Sachs Group, Inc	4,241,599
1,751	*	IntercontinentalExchange, Inc	131,448
3,615	*	Investment Technology Group, Inc	161,771
9,478		Janus Capital Group, Inc	186,906
6,294		Legg Mason, Inc	634,813
6,035		Lehman Brothers Holdings, Inc	445,745
14,623		Merrill Lynch & Co, Inc	1,143,811
10,221		Morgan Stanley	745,213
8,323	*	Nasdaq Stock Market, Inc	251,688
6,828		Nuveen Investments, Inc	349,798
6,903	*	NYSE Group, Inc	515,999
5,496		SEI Investments Co	308,820
23,117		T Rowe Price Group, Inc	1,106,148
26,617		TD Ameritrade Holding Corp	501,730
		TOTAL SECURITY AND COMMODITY BROKERS	17,583,264

SPECIAL TRADE CONTRACTORS - 0.01%
4,844	*	Quanta Services, Inc	81,670
		TOTAL SPECIAL TRADE CONTRACTORS	81,670

STONE, CLAY, AND GLASS PRODUCTS - 0.12%
4,625		Eagle Materials, Inc	155,770
12,362		Gentex Corp	175,664
13,377	*	Owens-Illinois, Inc	206,273
3,240	b,m*	USG Corp	152,410
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	690,117

TOBACCO PRODUCTS - 1.13%
82,334		Altria Group, Inc	6,302,668
7,905		UST, Inc	433,431
		TOTAL TOBACCO PRODUCTS	6,736,099

TRANSPORTATION BY AIR - 0.73%
14,408	*	AMR Corp	333,401

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
7,629	*	Continental Airlines, Inc (Class B)	$215,977
26,509		FedEx Corp	2,880,998
40,273		Southwest Airlines Co	670,948
5,427	*	US Airways Group, Inc	240,579
		TOTAL TRANSPORTATION BY AIR	4,341,903

TRANSPORTATION EQUIPMENT - 3.35%
69,483		Boeing Co	5,478,735
1,523		Brunswick Corp	47,502
9,807		Goodrich Corp	397,380
23,274		Harley-Davidson, Inc	1,460,444
3,503		Harsco Corp	272,008
10,993		ITT Industries, Inc	563,611
9,437		JLG Industries, Inc	186,947
31,761		Lockheed Martin Corp	2,733,352
2,237		Northrop Grumman Corp	152,273
6,320		Oshkosh Truck Corp	318,970
12,898		Paccar, Inc	735,444
12,023	*	Pactiv Corp	341,694
18,868		Raytheon Co	905,853
10,564		Textron, Inc	924,350
2,962		Thor Industries, Inc	121,946
6,585		Trinity Industries, Inc	211,839
80,353		United Technologies Corp	5,090,363
		TOTAL TRANSPORTATION EQUIPMENT	19,942,711

TRANSPORTATION SERVICES - 0.27%
15,119		CH Robinson Worldwide, Inc	674,005
18,428		Expeditors International Washington, Inc	821,520
2,440		GATX Corp	100,943
		TOTAL TRANSPORTATION SERVICES	1,596,468

TRUCKING AND WAREHOUSING - 0.79%
4,494		Con-way, Inc	201,421
9,313		J.B. Hunt Transport Services, Inc	193,431
5,169		Landstar System, Inc	220,716
2,056	*	Swift Transportation Co, Inc	48,768
55,948		United Parcel Service, Inc (Class B)	4,024,899
		TOTAL TRUCKING AND WAREHOUSING	4,689,235

WATER TRANSPORTATION - 0.02%
4,330	*	Kirby Corp	135,659
		TOTAL WATER TRANSPORTATION	135,659

WHOLESALE TRADE-DURABLE GOODS - 0.30%
1,500	*	Arrow Electronics, Inc	41,145
368		BorgWarner, Inc	21,039
10,252	*	Cytyc Corp	250,969
3,828		Martin Marietta Materials, Inc	323,925
12,320	*	Patterson Cos, Inc	414,075
4,389		Pool Corp	168,977
4,808		W.W. Grainger, Inc	322,232
4,251	*	WESCO International, Inc	246,683
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,789,045

WHOLESALE TRADE-NONDURABLE GOODS - 1.21%
5,238		Airgas, Inc	189,458

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE
5,496		Brown-Forman Corp (Class B)	$421,268
36,246		Cardinal Health, Inc	2,382,812
11,674	*	Endo Pharmaceuticals Holdings, Inc	379,989
7,778	*	Henry Schein, Inc	389,989
16,872		Nike, Inc (Class B)	1,478,325
53,827		Sysco Corp	1,800,513
2,984	*	Tractor Supply Co	144,008
631		Valhi, Inc	14,668
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	7,201,030

		TOTAL COMMON STOCKS
		(Cost $550,899,146)	593,765,362

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.21%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.21%
2,300,000		Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	1,260,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,259,834)	1,260,000

		TOTAL PORTFOLIO - 99.90%
		(Cost $552,158,980)	595,025,362

		OTHER ASSETS & LIABILITIES, NET - 0.10%	612,294

		NET ASSETS - 100.00%	$595,637,656

	*	Non-income producing
	**	Percentage represents less than 0.01%
	b	In bankruptcy
	d	All or a portion of these securities have been segregated by the custodian to cover margin or
		other requirements on futures contracts in the amount of $180,030.
	m	Indicates a security has been deemed illiquid.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
LARGE-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE
COMMON STOCKS - 99.40%
AMUSEMENT AND RECREATION SERVICES - 0.09%
3,990		Harrah's Entertainment, Inc	$265,056
2,924		International Speedway Corp (Class A)	145,732
3,308		Warner Music Group Corp	85,843
		TOTAL AMUSEMENT AND RECREATION SERVICES	496,631

APPAREL AND ACCESSORY STORES - 0.14%
449	*	AnnTaylor Stores Corp	18,795
11,187		Foot Locker, Inc	282,472
20,641		Gap, Inc	391,147
3,624	*	Hanesbrands, Inc	81,576
		TOTAL APPAREL AND ACCESSORY STORES	773,990

APPAREL AND OTHER TEXTILE PRODUCTS - 0.21%
9,147		Jones Apparel Group, Inc	296,729
8,606		Liz Claiborne, Inc	340,023
7,388		VF Corp	538,955
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,175,707

AUTO REPAIR, SERVICES AND PARKING - 0.05%
5,098		Ryder System, Inc	263,465
		TOTAL AUTO REPAIR, SERVICES AND PARKING	263,465

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.07%
13,062	*	Autonation, Inc	272,996
3,705		United Auto Group, Inc	86,697
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	359,693

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.12%
13,708		Home Depot, Inc	497,189
3,449		Sherwin-Williams Co	192,385
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	689,574

BUSINESS SERVICES - 1.44%
5,486	*	Affiliated Computer Services, Inc (Class A)	284,504
7,480	*	Avis Budget Group, Inc	136,809
1,128		Brink's Co	59,852
31,191		CA, Inc	738,915
3,548	*	Cadence Design Systems, Inc	60,174
1,225	*	Ceridian Corp	27,391
14,542	*	Computer Sciences Corp	714,303
31,186	*	Compuware Corp	242,939
10,323	*	Convergys Corp	213,170
18,393		Electronic Data Systems Corp	450,996
1,136		Equifax, Inc	41,703
17,220	*	Expedia, Inc	270,010
1,269		Fair Isaac Corp	46,407
6,350		Fidelity National Information Services, Inc	234,950

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
4,379		IMS Health, Inc	$116,657
22,070	*	Juniper Networks, Inc	381,370
1,010		Manpower, Inc	61,883
800	*	McAfee, Inc	19,568
11,607	*	NCR Corp	458,244
28,114	*	Novell, Inc	172,058
1,232		Reynolds & Reynolds Co (Class A)	48,676
15,511		ServiceMaster Co	173,878
262,821	*	Sun Microsystems, Inc	1,306,220
47,208	*	Symantec Corp	1,004,586
10,555	*	Synopsys, Inc	208,145
29,532	*	Unisys Corp	167,151
5,584	*	United Rentals, Inc	129,828
1,223	*	VeriSign, Inc	24,705
5,222		Waste Management, Inc	191,543
		TOTAL BUSINESS SERVICES	7,986,635

CHEMICALS AND ALLIED PRODUCTS - 9.82%
25,191		Abbott Laboratories	1,223,275
16,680		Air Products & Chemicals, Inc	1,107,052
3,060		Albemarle Corp	166,250
5,224		Alberto-Culver Co	264,282
14,051	*	Biogen Idec, Inc	627,799
87,926		Bristol-Myers Squibb Co	2,191,116
2,935		Cabot Corp	109,182
3,609		Celanese Corp (Series A)	64,601
3,852	*	Charles River Laboratories International, Inc	167,215
20,104		Chemtura Corp	174,302
12,476		Clorox Co	785,988
4,123		Colgate-Palmolive Co	256,038
3,299		Cytec Industries, Inc	183,391
79,175		Dow Chemical Co	3,086,242
15,156		Du Pont (E.I.) de Nemours & Co	649,283
6,451		Eastman Chemical Co	348,483
19,771		Eli Lilly & Co	1,126,947
3,137		FMC Corp	200,988
2,002	*	Huntsman Corp	36,436
2,246		International Flavors & Fragrances, Inc	88,807
2,915	*	Invitrogen Corp	184,840
19,277	*	King Pharmaceuticals, Inc	328,287
400	*	Kos Pharmaceuticals, Inc	19,768
5,955		Lubrizol Corp	272,322
17,854		Lyondell Chemical Co	452,956
124,468		Merck & Co, Inc	5,215,209
12,342	*	Millennium Pharmaceuticals, Inc	122,803
11,895	*	Mosaic Co	201,026
604,368		Pfizer, Inc	17,139,876
11,742		PPG Industries, Inc	787,653
214,574		Procter & Gamble Co	13,299,297
11,287		Rohm & Haas Co	534,439
9,731		RPM International, Inc	184,792
958		Scotts Miracle-Gro Co (Class A)	42,621
2,993		Sigma-Aldrich Corp	226,480
8,734		Valspar Corp	232,324

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
8,283	*	Watson Pharmaceuticals, Inc	$216,766
1,082		Westlake Chemical Corp	34,635
43,389		Wyeth	2,205,897
		TOTAL CHEMICALS AND ALLIED PRODUCTS	54,559,668

COMMUNICATIONS - 7.36%
31,761		Alltel Corp	1,762,736
319,671		AT&T, Inc	10,408,488
35,480	*	Avaya, Inc	405,891
148,695		BellSouth Corp	6,356,711
8,894		Cablevision Systems Corp (Class A)	201,983
9,226		CenturyTel, Inc	365,995
15,765		Citizens Communications Co	221,341
41,438		Clear Channel Communications, Inc	1,195,486
79,610	*	Comcast Corp (Class A)	2,933,629
1,807	*	Crown Castle International Corp	63,679
12,249	*	Embarq Corp	592,520
2,140		Hearst-Argyle Television, Inc	49,113
8,719	*	IAC/InterActiveCorp	250,758
2,063	*	Leap Wireless International, Inc	100,035
24,164	*	Liberty Global, Inc	621,981
11,348	*	Liberty Media Holding Corp (Capital)	948,352
13,280	*	Liberty Media Holding Corp (Interactive)	270,646
130,986	*	Qwest Communications International, Inc	1,142,198
182,046		Sprint Nextel Corp	3,122,089
4,466		Telephone & Data Systems, Inc	188,019
5,279	*	Univision Communications, Inc (Class A)	181,281
687	*	US Cellular Corp	41,014
241,019		Verizon Communications, Inc	8,949,035
36,835		Windstream Corp	485,854
		TOTAL COMMUNICATIONS	40,858,834

DEPOSITORY INSTITUTIONS - 19.27%
29,291		AmSouth Bancorp	850,611
11,004		Associated Banc-Corp	357,630
8,339		Astoria Financial Corp	257,008
6,077		Bancorpsouth, Inc	168,698
376,456		Bank of America Corp	20,166,748
1,522		Bank of Hawaii Corp	73,300
59,548		Bank of New York Co, Inc	2,099,662
45,307		BB&T Corp	1,983,540
1,612		BOK Financial Corp	84,791
1,639		Capitol Federal Financial	58,283
410,010		Citigroup, Inc	20,365,197
3,458		City National Corp	231,893
13,112		Colonial Bancgroup, Inc	321,244
12,710		Comerica, Inc	723,453
5,170		Commerce Bancshares, Inc	261,447
11,027		Compass Bancshares, Inc	628,318
2,608		Cullen/Frost Bankers, Inc	150,795
700		East West Bancorp, Inc	27,727
39,165		Fifth Third Bancorp	1,491,403
482		First Citizens Bancshares, Inc (Class A)	92,110
10,141		First Horizon National Corp	385,459

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
13,257		Fulton Financial Corp	$214,631
9,411		Golden West Financial Corp	727,000
22,171		Hudson City Bancorp, Inc	293,766
20,347		Huntington Bancshares, Inc	486,904
4,272		IndyMac Bancorp, Inc	175,836
285,448		JPMorgan Chase & Co	13,404,638
33,914		Keycorp	1,269,740
6,297		M&T Bank Corp	755,388
21,142		Marshall & Ilsley Corp	1,018,622
4,009		Mellon Financial Corp	156,752
9,686		Mercantile Bankshares Corp	351,311
47,689		National City Corp	1,745,417
23,851		New York Community Bancorp, Inc	390,679
38,278		North Fork Bancorporation, Inc	1,096,282
1,434		Northern Trust Corp	83,789
24,352		PNC Financial Services Group, Inc	1,764,059
22,691		Popular, Inc	441,113
37,525		Regions Financial Corp	1,380,545
7,194		Sky Financial Group, Inc	179,131
5,509		South Financial Group, Inc	143,399
32,278		Sovereign Bancorp, Inc	694,300
2,042		State Street Corp	127,421
29,670		SunTrust Banks, Inc	2,292,898
12,095		Synovus Financial Corp	355,230
6,272		TCF Financial Corp	164,891
8,818		TD Banknorth, Inc	254,664
4,331		UnionBanCal Corp	263,758
147,309		US Bancorp	4,893,605
9,342		Valley National Bancorp	238,875
132,473		Wachovia Corp	7,391,993
8,194		Washington Federal, Inc	183,873
78,366		Washington Mutual, Inc	3,406,570
4,628		Webster Financial Corp	218,025
235,692		Wells Fargo & Co	8,527,337
4,831		Whitney Holding Corp	172,805
5,229		Wilmington Trust Corp	232,952
8,996		Zions Bancorporation	717,971
		TOTAL DEPOSITORY INSTITUTIONS	106,995,487

EATING AND DRINKING PLACES - 0.81%
103,062		McDonald's Corp	4,031,785
2,381		OSI Restaurant Partners, Inc	75,502
5,546		Wendy's International, Inc	371,582
		TOTAL EATING AND DRINKING PLACES	4,478,869

EDUCATIONAL SERVICES - 0.00% **
532	*	Laureate Education, Inc	25,462
		TOTAL EDUCATIONAL SERVICES	25,462

ELECTRIC, GAS, AND SANITARY SERVICES - 6.25%
6,725		AGL Resources, Inc	245,463
8,935		Alliant Energy Corp	319,248
19,397	*	Allied Waste Industries, Inc	218,604
16,961		Ameren Corp	895,371

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
32,456		American Electric Power Co, Inc	$1,180,425
4,113		Aqua America, Inc	90,239
6,551		Atmos Energy Corp	187,031
25,911		Centerpoint Energy, Inc	371,046
17,232	*	CMS Energy Corp	248,830
20,259		Consolidated Edison, Inc	935,966
12,890		Constellation Energy Group, Inc	763,088
28,912		Dominion Resources, Inc	2,211,479
7,774		DPL, Inc	210,831
14,857		DTE Energy Co	616,714
100,820		Duke Energy Corp	3,044,764
31,234	*	Dynegy, Inc (Class A)	173,036
26,872		Edison International	1,118,950
3,335		El Paso Corp	45,489
6,100		Energen Corp	255,407
12,645		Energy East Corp	299,939
17,381		Entergy Corp	1,359,716
8,698		Exelon Corp	526,577
27,183		FirstEnergy Corp	1,518,442
32,556		FPL Group, Inc	1,465,020
6,377		Great Plains Energy, Inc	197,815
6,781		Hawaiian Electric Industries, Inc	183,494
14,822		KeySpan Corp	609,777
15,136		MDU Resources Group, Inc	338,138
24,048	*	Mirant Corp	656,751
7,450		National Fuel Gas Co	270,808
22,699		NiSource, Inc	493,476
13,733		Northeast Utilities	319,567
7,722	*	NRG Energy, Inc	349,807
9,132		NSTAR	304,644
7,385		OGE Energy Corp	266,672
9,109		Oneok, Inc	344,229
16,378		Pepco Holdings, Inc	395,856
28,666		PG&E Corp	1,193,939
8,587		Pinnacle West Capital Corp	386,844
31,373		PPL Corp	1,032,172
21,177		Progress Energy, Inc	961,012
20,089		Public Service Enterprise Group, Inc	1,229,246
9,670		Puget Energy, Inc	219,799
793		Questar Corp	64,844
25,081	*	Reliant Energy, Inc	308,747
557		Republic Services, Inc	22,397
9,574		SCANA Corp	385,545
20,913		Sempra Energy	1,050,878
19,124	*	Sierra Pacific Resources	274,238
61,312		Southern Co	2,112,812
7,610		Southern Union Co	200,980
17,557		TECO Energy, Inc	274,767
8,264		UGI Corp	202,055
5,777		Vectren Corp	155,112
11,798		Williams Cos, Inc	281,618
9,796		Wisconsin Energy Corp	422,599
3,514		WPS Resources Corp	174,400
34,347		Xcel Energy, Inc	709,266
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	$34,695,979

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.49%
1,097	*	ADC Telecommunications, Inc	$16,455
7,996		American Power Conversion Corp	175,592
35,479	*	Atmel Corp	214,293
5,339	*	Avnet, Inc	104,751
2,499		AVX Corp	44,207
5,383	*	Ciena Corp	146,687
3,081	*	Comverse Technology, Inc	66,057
1,000	*	Cree, Inc	20,110
1,300	*	Cypress Semiconductor Corp	23,101
2,347		Emerson Electric Co	196,819
1,002	*	Energizer Holdings, Inc	72,134
4,541	*	Fairchild Semiconductor International, Inc	84,917
17,701	*	Freescale Semiconductor, Inc (Class B)	672,815
37,582		Honeywell International, Inc	1,537,104
9,563	*	Integrated Device Technology, Inc	153,582
2,984	*	International Rectifier Corp	103,963
6,194		Intersil Corp (Class A)	152,063
9,382		L-3 Communications Holdings, Inc	734,892
10,434	*	LSI Logic Corp	85,767
171,275	*	Lucent Technologies, Inc	400,784
32,269	*	Micron Technology, Inc	561,481
43,063		Motorola, Inc	1,076,575
5,972	*	Novellus Systems, Inc	165,186
2,456		RadioShack Corp	47,401
1,000	*	Rambus, Inc	17,440
29,027	*	Sanmina-SCI Corp	108,561
3,710	*	Spansion, Inc	61,846
3,137		Teleflex, Inc	174,543
36,696	*	Tellabs, Inc	402,188
10,274	*	Vishay Intertechnology, Inc	144,247
5,960		Whirlpool Corp	501,296
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	8,266,857

ENGINEERING AND MANAGEMENT SERVICES - 0.07%
3,641	*	Hewitt Associates, Inc	88,331
6,749	*	Shaw Group, Inc	159,546
4,080	*	URS Corp	158,671
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	406,548

FABRICATED METAL PRODUCTS - 0.15%
1,831	*	Alliant Techsystems, Inc	148,421
9,858		Commercial Metals Co	200,413
4,063		Crane Co	169,833
4,879		Pentair, Inc	127,781
4,111		Snap-On, Inc	183,145
		TOTAL FABRICATED METAL PRODUCTS	829,593

FOOD AND KINDRED PRODUCTS - 2.40%
23,384		Anheuser-Busch Cos, Inc	1,110,974
53,764		Archer Daniels Midland Co	2,036,580
8,080		Campbell Soup Co	294,920

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
56,834		Coca-Cola Co	$2,539,343
24,524		Coca-Cola Enterprises, Inc	510,835
42,543		ConAgra Foods, Inc	1,041,453
13,109	*	Constellation Brands, Inc (Class A)	377,277
6,159		Corn Products International, Inc	200,414
16,551		Del Monte Foods Co	172,958
26,078		General Mills, Inc	1,476,015
11,826		H.J. Heinz Co	495,864
1,704		Hershey Co	91,079
5,739		Hormel Foods Corp	206,489
4,859		J.M. Smucker Co	232,989
4,981		Kellogg Co	246,659
18,146		Kraft Foods, Inc (Class A)	647,086
2,208		McCormick & Co, Inc	83,860
3,832		Molson Coors Brewing Co (Class B)	264,025
5,650		Pepsi Bottling Group, Inc	200,575
4,943		PepsiAmericas, Inc	105,484
28,993		Sara Lee Corp	465,918
8,135	*	Smithfield Foods, Inc	219,808
17,706		Tyson Foods, Inc (Class A)	281,171
		TOTAL FOOD AND KINDRED PRODUCTS	13,301,776

FOOD STORES - 0.31%
52,019		Kroger Co	1,203,720
16,672		Supervalu, Inc	494,325
		TOTAL FOOD STORES	1,698,045

FORESTRY - 0.26%
5,700		Rayonier, Inc	215,460
19,856		Weyerhaeuser Co	1,221,740
		TOTAL FORESTRY	1,437,200

FURNITURE AND FIXTURES - 0.21%
2,953		Hillenbrand Industries, Inc	168,262
6,865		Johnson Controls, Inc	492,495
7,056		Leggett & Platt, Inc	176,612
11,970		Masco Corp	328,217
		TOTAL FURNITURE AND FIXTURES	1,165,586

FURNITURE AND HOMEFURNISHINGS STORES - 0.06%
1,261		Circuit City Stores, Inc	31,664
3,670	*	Mohawk Industries, Inc	273,232
1,410		Steelcase, Inc (Class A)	22,123
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	327,019

GENERAL BUILDING CONTRACTORS - 0.34%
1,890		Beazer Homes USA, Inc	73,786
5,409		Centex Corp	284,622
11,796		DR Horton, Inc	282,514
3,432		KB Home	150,322
6,905		Lennar Corp (Class A)	312,451
1,544		MDC Holdings, Inc	71,719
8,832		Pulte Homes, Inc	281,388
2,636		Ryland Group, Inc	113,902

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
3,915		Standard-Pacific Corp	$92,003
8,584	*	Toll Brothers, Inc	241,039
		TOTAL GENERAL BUILDING CONTRACTORS	1,903,746

GENERAL MERCHANDISE STORES - 0.57%
5,832	*	BJ's Wholesale Club, Inc	170,178
12,594		Costco Wholesale Corp	625,670
5,325		Dillard's, Inc (Class A)	174,287
1,687		Dollar General Corp	22,994
6,105		Family Dollar Stores, Inc	178,510
41,510		Federated Department Stores, Inc	1,793,647
11,513		Saks, Inc	198,945
		TOTAL GENERAL MERCHANDISE STORES	3,164,231

HEALTH SERVICES - 1.14%
14,006		AmerisourceBergen Corp	633,071
2,675		Caremark Rx, Inc	151,592
9,110		Cigna Corp	1,059,675
3,483	*	Community Health Systems, Inc	130,090
14,861		Health Management Associates, Inc (Class A)	310,595
3,400	*	LifePoint Hospitals, Inc	120,088
7,593		McKesson Corp	400,303
9,427	*	Medco Health Solutions, Inc	566,657
5,225		Omnicare, Inc	225,145
14,236	*	Tenet Healthcare Corp	115,881
5,967	*	Triad Hospitals, Inc	262,727
3,030		Universal Health Services, Inc (Class B)	181,588
28,437	*	WellPoint, Inc	2,191,071
		TOTAL HEALTH SERVICES	6,348,483

HOLDING AND OTHER INVESTMENT OFFICES - 4.41%
11,730		Allied Capital Corp	354,363
7,470		AMB Property Corp	411,672
16,101		Annaly Mortgage Management, Inc	211,567
8,003		Apartment Investment & Management Co (Class A)	435,443
16,968		Archstone-Smith Trust	923,738
6,175		AvalonBay Communities, Inc	743,470
9,271		Boston Properties, Inc	958,065
7,003		Brandywine Realty Trust	227,948
4,549		BRE Properties, Inc (Class A)	271,712
4,828		Camden Property Trust	366,976
5,362		CBL & Associates Properties, Inc	224,721
4,155		Colonial Properties Trust	198,651
5,589		Developers Diversified Realty Corp	311,643
11,017		Duke Realty Corp	411,485
30,616		Equity Office Properties Trust	1,217,292
23,995		Equity Residential	1,213,667
1,245		Essex Property Trust, Inc	151,143
1,990		Federal Realty Investment Trust	147,857
6,421		General Growth Properties, Inc	305,961
11,008		Health Care Property Investors, Inc	341,798
4,789		Health Care REIT, Inc	191,608
5,696		Hospitality Properties Trust	268,851
41,790		Host Marriott Corp	958,245

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
17,521		HRPT Properties Trust	$209,376
60,100		iShares Russell 1000 Value Index Fund	4,631,907
9,588		iStar Financial, Inc	399,820
17,096		Kimco Realty Corp	732,906
7,186		Liberty Property Trust	343,419
5,209		Mack-Cali Realty Corp	269,826
3,817		New Century Financial Corp	150,046
8,618		New Plan Excel Realty Trust	233,117
24,144		NTL, Inc	613,982
2,539		Pan Pacific Retail Properties, Inc	176,257
15,177		Plum Creek Timber Co, Inc	516,625
20,240		Prologis	1,154,894
3,954		Public Storage, Inc	340,004
18,201	*	Realogy Corp	412,799
7,246		Reckson Associates Realty Corp	310,129
5,546		Regency Centers Corp	381,343
8,320		Simon Property Group, Inc	753,958
1,854		Taubman Centers, Inc	82,355
8,942		Thornburg Mortgage, Inc	227,753
7,494		Trizec Properties, Inc	216,652
3,270		Ventas, Inc	126,026
10,291		Vornado Realty Trust	1,121,719
5,081		Weingarten Realty Investors	218,585
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	24,471,374

HOTELS AND OTHER LODGING PLACES - 0.10%
2,817		Starwood Hotels & Resorts Worldwide, Inc	161,104
14,560	*	Wyndham Worldwide Corp	407,243
		TOTAL HOTELS AND OTHER LODGING PLACES	568,347

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.56%
7,083	*	AGCO Corp	179,554
504		Black & Decker Corp	39,992
372		Carlisle Cos, Inc	31,285
685		Cummins, Inc	81,673
19,233		Deere & Co	1,613,841
1,068		Diebold, Inc	46,490
2,148		Dover Corp	101,901
12,450		Eaton Corp	857,183
23,267	*	EMC Corp	278,739
4,053	*	Flowserve Corp	205,041
440,520	d	General Electric Co	15,550,356
90,815		Hewlett-Packard Co	3,332,002
11,836		International Business Machines Corp	969,842
3,081		Kennametal, Inc	174,539
4,636		Lennox International, Inc	106,164
1,904	*	Lexmark International, Inc	109,785
8,301		Pall Corp	255,754
5,762		Parker Hannifin Corp	447,880
43,527	*	Solectron Corp	141,898
5,006		SPX Corp	267,521
1,926		Stanley Works	96,011
4,458		Symbol Technologies, Inc	66,246
4,438	*	Terex Corp	200,686

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
6,440		Timken Co	$191,783
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	25,346,166

INSTRUMENTS AND RELATED PRODUCTS - 1.00%
2,817		Applera Corp (Applied Biosystems Group)	93,271
2,602	*	Armor Holdings, Inc	149,173
3,501		Bausch & Lomb, Inc	175,505
500		Beckman Coulter, Inc	28,780
2,075		Cooper Cos, Inc	111,013
2,520		DRS Technologies, Inc	110,048
23,193		Eastman Kodak Co	519,523
4,167	*	Fisher Scientific International, Inc	326,026
27,817		Johnson & Johnson	1,806,436
3,270		Kla-Tencor Corp	145,417
4,981		PerkinElmer, Inc	94,290
7,725		Pitney Bowes, Inc	342,758
1,848		Tektronix, Inc	53,463
4,406	*	Teradyne, Inc	57,983
9,509	*	Thermo Electron Corp	373,989
75,588	*	Xerox Corp	1,176,149
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	5,563,824

INSURANCE AGENTS, BROKERS AND SERVICE - 0.81%
26,799		AON Corp	907,682
5,214		Gallagher (Arthur J.) & Co	139,057
24,954		Hartford Financial Services Group, Inc	2,164,760
45,351		Marsh & McLennan Cos, Inc	1,276,631
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	4,488,130

INSURANCE CARRIERS - 7.33%
23,358		Aetna, Inc	923,809
420	*	Alleghany Corp	121,384
52,755		Allstate Corp	3,309,321
7,573		Ambac Financial Group, Inc	626,666
4,809		American Financial Group, Inc	225,686
158,040		American International Group, Inc	10,471,730
1,139		American National Insurance Co	132,010
3,322		AmerUs Group Co	225,929
10,462		Assurant, Inc	558,775
33,431		Chubb Corp	1,737,075
12,909		Cincinnati Financial Corp	620,407
2,047	*	CNA Financial Corp	73,733
11,700	*	Conseco, Inc	245,583
4,117		Erie Indemnity Co (Class A)	215,607
14,401		Fidelity National Financial, Inc	599,802
3,623		Fidelity National Title Group, Inc	75,938
7,072		First American Corp	299,428
36,742		Genworth Financial, Inc	1,286,337
2,506		Hanover Insurance Group, Inc	111,843
3,864		HCC Insurance Holdings, Inc	127,048
749	*	Health Net, Inc	32,596
13,408		Leucadia National Corp	350,887
23,536		Lincoln National Corp	1,461,115
36,514		Loews Corp	1,383,881

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
635	*	Markel Corp	$260,769
10,861		MBIA, Inc	667,300
2,174		Mercury General Corp	107,852
37,381		Metlife, Inc	2,118,755
6,953		MGIC Investment Corp	416,971
4,357		Nationwide Financial Services, Inc (Class A)	209,572
20,130		Old Republic International Corp	445,880
1,143	*	Philadelphia Consolidated Holding Co	45,469
7,206		PMI Group, Inc	315,695
21,704		Principal Financial Group	1,178,093
48,003		Progressive Corp	1,177,994
5,957		Protective Life Corp	272,533
35,097		Prudential Financial, Inc	2,676,146
6,517		Radian Group, Inc	391,020
2,791		Reinsurance Group Of America, Inc	144,937
10,183		Safeco Corp	600,084
57,413		St. Paul Travelers Cos, Inc	2,692,096
4,568		Stancorp Financial Group, Inc	203,870
8,371		Torchmark Corp	528,294
1,412		Transatlantic Holdings, Inc	85,299
4,008		Unitrin, Inc	177,033
27,584		UnumProvident Corp	534,854
5,666		W.R. Berkley Corp	200,520
116		Wesco Financial Corp	50,692
		TOTAL INSURANCE CARRIERS	40,718,318

JUSTICE, PUBLIC ORDER AND SAFETY - 0.01%
1,639	*	Corrections Corp of America	70,887
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	70,887

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.04%
7,621		Laidlaw International, Inc	208,282
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	208,282

LUMBER AND WOOD PRODUCTS - 0.03%
8,618		Louisiana-Pacific Corp	161,760
		TOTAL LUMBER AND WOOD PRODUCTS	161,760

METAL MINING - 0.34%
6,992		Freeport-McMoRan Copper & Gold, Inc (Class A)	372,394
1,818		Newmont Mining Corp	77,720
16,874		Phelps Dodge Corp	1,429,228
		TOTAL METAL MINING	1,879,342

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.28%
7,844		Fortune Brands, Inc	589,163
14,219		Hasbro, Inc	323,482
32,302		Mattel, Inc	636,349
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,548,994

MISCELLANEOUS RETAIL - 0.40%
3,265		Barnes & Noble, Inc	123,874
5,940		CVS Corp	190,793
7,785	*	Dollar Tree Stores, Inc	241,024

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
5,839		OfficeMax, Inc	$237,881
44,508	*	Rite Aid Corp	202,066
6,944	*	Sears Holdings Corp	1,097,777
4,366		Tiffany & Co	144,951
		TOTAL MISCELLANEOUS RETAIL	2,238,366

MOTION PICTURES - 2.20%
55,903		CBS Corp	1,574,788
16,815	*	Discovery Holding Co (Class A)	243,145
1,205	*	DreamWorks Animation SKG, Inc (Class A)	30,017
61,660		News Corp (Class A)	1,211,619
305,229		Time Warner, Inc	5,564,325
116,442		Walt Disney Co	3,599,222
		TOTAL MOTION PICTURES	12,223,116

NONDEPOSITORY INSTITUTIONS - 2.03%
10,942		American Capital Strategies Ltd	431,881
8,281	*	AmeriCredit Corp	206,942
20,781		Capital One Financial Corp	1,634,633
2,612		CapitalSource, Inc	67,442
16,110		CIT Group, Inc	783,429
50,183		Countrywide Financial Corp	1,758,412
79,945		Fannie Mae	4,469,725
28,018		Freddie Mac	1,858,434
322		Student Loan Corp	61,882
		TOTAL NONDEPOSITORY INSTITUTIONS	11,272,780

OIL AND GAS EXTRACTION - 0.75%
37,604		Anadarko Petroleum Corp	1,648,183
4,027		Cabot Oil & Gas Corp (Class A)	193,014
30,644		Chesapeake Energy Corp	888,063
6,719		Cimarex Energy Co	236,442
1,436		Equitable Resources, Inc	50,231
4,383	*	Forest Oil Corp	138,459
930	*	National Oilwell Varco, Inc	54,452
10,684		Pioneer Natural Resources Co	417,958
5,414		Pogo Producing Co	221,703
2,326	*	Pride International, Inc	63,779
626		Rowan Cos, Inc	19,800
1,810	*	SEACOR Holdings, Inc	149,325
2,343		Tidewater, Inc	103,537
		TOTAL OIL AND GAS EXTRACTION	4,184,946

PAPER AND ALLIED PRODUCTS - 0.72%
8,963		Bemis Co	294,524
41,260		International Paper Co	1,428,834
15,639		Kimberly-Clark Corp	1,022,165
14,893		MeadWestvaco Corp	394,813
21,273	*	Smurfit-Stone Container Corp	238,258
8,365		Sonoco Products Co	281,399
8,779		Temple-Inland, Inc	352,038
		TOTAL PAPER AND ALLIED PRODUCTS	4,012,031

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
PERSONAL SERVICES - 0.04%
24,183		Service Corp International	$225,869
		TOTAL PERSONAL SERVICES	225,869

PETROLEUM AND COAL PRODUCTS - 12.29%
27,243		Apache Corp	1,721,758
5,319		Ashland, Inc	339,246
182,454		Chevron Corp	11,833,966
135,590		ConocoPhillips	8,071,673
36,241		Devon Energy Corp	2,288,619
10,900		EOG Resources, Inc	709,045
470,379		Exxon Mobil Corp	31,562,431
4,704		Frontier Oil Corp	125,032
20,043		Hess Corp	830,181
29,911		Marathon Oil Corp	2,300,156
15,395		Murphy Oil Corp	732,032
10,633	*	Newfield Exploration Co	409,796
14,333		Noble Energy, Inc	653,441
70,094		Occidental Petroleum Corp	3,372,222
5,401		Sunoco, Inc	335,888
5,711		Tesoro Corp	331,124
50,945		Valero Energy Corp	2,622,139
		TOTAL PETROLEUM AND COAL PRODUCTS	68,238,749

PRIMARY METAL INDUSTRIES - 0.62%
43,178		Alcoa, Inc	1,210,711
200		Carpenter Technology Corp	21,502
3,452		Hubbell, Inc (Class B)	165,351
25,736		Nucor Corp	1,273,675
4,009		Steel Dynamics, Inc	202,254
10,020		United States Steel Corp	577,954
		TOTAL PRIMARY METAL INDUSTRIES	3,451,447

PRINTING AND PUBLISHING - 0.56%
19,719		Gannett Co, Inc	1,120,631
4,069		McClatchy Co (Class A)	171,671
10,386		New York Times Co (Class A)	238,670
4,220		R.H. Donnelley Corp	223,238
17,464		R.R. Donnelley & Sons Co	575,613
15,234		Tribune Co	498,456
359		Washington Post Co (Class B)	264,583
		TOTAL PRINTING AND PUBLISHING	3,092,862

RAILROAD TRANSPORTATION - 0.44%
18,502		CSX Corp	607,421
4,250	*	Kansas City Southern Industries, Inc	116,068
14,926		Norfolk Southern Corp	657,490
11,854		Union Pacific Corp	1,043,152
		TOTAL RAILROAD TRANSPORTATION	2,424,131

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.10%
1,843	*	Jarden Corp	60,764
9,368		Newell Rubbermaid, Inc	265,302
3,902		Sealed Air Corp	211,176
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	537,242

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
SECURITY AND COMMODITY BROKERS - 3.41%
6,129		A.G. Edwards, Inc	$326,553
17,459		Ameriprise Financial, Inc	818,827
10,070		Bear Stearns Cos, Inc	1,410,807
3,215	*	E*Trade Financial Corp	76,903
7,680		Goldman Sachs Group, Inc	1,299,226
8,119		Janus Capital Group, Inc	160,107
9,619		Jefferies Group, Inc	274,142
4,497		Legg Mason, Inc	453,567
38,470		Lehman Brothers Holdings, Inc	2,841,394
62,023		Merrill Lynch & Co, Inc	4,851,439
78,380		Morgan Stanley	5,714,686
6,461	*	NYSE Group, Inc	482,960
7,197		Raymond James Financial, Inc	210,440
		TOTAL SECURITY AND COMMODITY BROKERS	18,921,051

SPECIAL TRADE CONTRACTORS - 0.02%
5,374	*	Quanta Services, Inc	90,606
		TOTAL SPECIAL TRADE CONTRACTORS	90,606

STONE, CLAY, AND GLASS PRODUCTS - 0.03%
1,300		Gentex Corp	18,473
3,366	b,m*	USG Corp	158,337
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	176,810

TOBACCO PRODUCTS - 1.59%
94,201		Altria Group, Inc	7,211,087
7,579		Loews Corp (Carolina Group)	419,801
13,864		Reynolds American, Inc	859,152
6,027		UST, Inc	330,460
		TOTAL TOBACCO PRODUCTS	8,820,500

TRANSPORTATION BY AIR - 0.14%
4,403	*	AMR Corp	101,885
27,820		Southwest Airlines Co	463,481
8,712	*	UAL Corp	231,478
		TOTAL TRANSPORTATION BY AIR	796,844

TRANSPORTATION EQUIPMENT - 1.83%
6,758		Autoliv, Inc	372,433
6,567		Brunswick Corp	204,825
148,666		Ford Motor Co	1,202,708
33,430		General Dynamics Corp	2,395,928
38,923		General Motors Corp	1,294,579
14,075		Genuine Parts Co	607,055
691		Goodrich Corp	27,999
5,232		ITT Industries, Inc	268,245
26,206		Northrop Grumman Corp	1,783,842
8,247		Paccar, Inc	470,244
19,418		Raytheon Co	932,258
706		Textron, Inc	61,775
600		Trinity Industries, Inc	19,302
3,621	*	TRW Automotive Holdings Corp	87,157

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE
7,372		United Technologies Corp	$467,016
		TOTAL TRANSPORTATION EQUIPMENT	10,195,366

TRANSPORTATION SERVICES - 0.06%
1,715		GATX Corp	70,950
10,995		Sabre Holdings Corp	257,173
		TOTAL TRANSPORTATION SERVICES	328,123

TRUCKING AND WAREHOUSING - 0.04%
2,247	*	Swift Transportation Co, Inc	53,299
4,907	*	YRC Worldwide, Inc	181,755
		TOTAL TRUCKING AND WAREHOUSING	235,054

WATER TRANSPORTATION - 0.06%
3,536		Alexander & Baldwin, Inc	156,892
2,529		Overseas Shipholding Group, Inc	156,216
		TOTAL WATER TRANSPORTATION	313,108

WHOLESALE TRADE-DURABLE GOODS - 0.24%
7,017		Adesa, Inc	162,160
8,552	*	Arrow Electronics, Inc	234,580
4,353		BorgWarner, Inc	248,860
11,559	*	Ingram Micro, Inc (Class A)	221,470
5,578		Reliance Steel & Aluminum Co	179,275
4,263	*	Tech Data Corp	155,724
1,771		W.W. Grainger, Inc	118,690
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,320,759

WHOLESALE TRADE-NONDURABLE GOODS - 0.29%
346		Airgas, Inc	12,515
11,063	*	Dean Foods Co	464,867
37,132		Safeway, Inc	1,126,956
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,604,338

		TOTAL COMMON STOCKS
		(Cost $476,399,885)	551,938,600

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.42%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.42%
2,330,000		Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	2,330,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $ 2,329,693)	2,330,000

		TOTAL PORTFOLIO - 99.82%
		(Cost $ 478,729,578)	554,268,600

		OTHER ASSETS & LIABILITIES, NET - 0.18%	1,023,015

		NET ASSETS -100.00%	$555,291,615

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Large-Cap Value Index Fund

*	Non-income producing
**	Percentage represents less than 0.01%
b	In bankruptcy
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts in the amount of $134,140.
m	Indicates a security has been deemed illiquid.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
EQUITY INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.79%

AGRICULTURAL PRODUCTION-CROPS - 0.00% **
1,774		Chiquita Brands International, Inc	$23,736
		TOTAL AGRICULTURAL PRODUCTION-CROPS	23,736

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
1,677		Pilgrim's Pride Corp	45,866
15		Seaboard Corp	18,075
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	63,941

AMUSEMENT AND RECREATION SERVICES - 0.20%
2,782	*	Bally Technologies, Inc	48,963
1,562	*	Bally Total Fitness Holding Corp	2,359
833	*	Century Casinos, Inc	8,280
416		Churchill Downs, Inc	17,497
309		Dover Downs Gaming & Entertainment, Inc	3,754
503		Dover Motorsports, Inc	2,726
7,778		Harrah's Entertainment, Inc	516,693
1,672		International Speedway Corp (Class A)	83,332
956	*	Lakes Entertainment, Inc	9,235
1,229	*	Leapfrog Enterprises, Inc	9,746
1,593	*	Life Time Fitness, Inc	73,740
2,578	*	Live Nation, Inc	52,643
1,658	*	Magna Entertainment Corp (Class A)	7,776
2,211	*	Marvel Entertainment, Inc	53,373
925	*	MTR Gaming Group, Inc	8,686
1,729	*	Multimedia Games, Inc	15,699
3,005	*	Penn National Gaming, Inc	109,743
2,181	*	Pinnacle Entertainment, Inc	61,330
3,899	*	Six Flags, Inc	20,392
697		Speedway Motorsports, Inc	25,378
3,844		Warner Music Group Corp	99,752
2,725		Westwood One, Inc	19,293
1,126	*	WMS Industries, Inc	32,890
544		World Wrestling Entertainment, Inc	8,938
		TOTAL AMUSEMENT AND RECREATION SERVICES	1,292,218

APPAREL AND ACCESSORY STORES - 0.72%
3,885		Abercrombie & Fitch Co (Class A)	269,930
2,624	*	Aeropostale, Inc	76,700
4,750		American Eagle Outfitters, Inc	208,193
3,154	*	AnnTaylor Stores Corp	132,026
1,578		Bebe Stores, Inc	39,103
1,185		Brown Shoe Co, Inc	42,470
310		Buckle, Inc	11,761
524	*	Cache, Inc	9,374
2,018	*	Carter's, Inc	53,255

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,341	*	Casual Male Retail Group, Inc	$18,412
1,629		Cato Corp (Class A)	35,691
676	*	Charlotte Russe Holding, Inc	18,617
5,554	*	Charming Shoppes, Inc	79,311
8,240	*	Chico's FAS, Inc	177,407
1,014	*	Children's Place Retail Stores, Inc	64,926
1,409		Christopher & Banks Corp	41,537
367	*	Citi Trends, Inc	12,665
4,118		Claire's Stores, Inc	120,081
175		DEB Shops, Inc	4,487
1,944	*	Dress Barn, Inc	42,418
700	*	DSW, Inc	22,050
1,593		Finish Line, Inc (Class A)	20,104
6,596		Foot Locker, Inc	166,549
23,256		Gap, Inc	440,701
4,176	*	Hanesbrands, Inc	94,002
1,910	*	HOT Topic, Inc	21,277
700	*	J Crew Group, Inc	21,049
796	*	Jo-Ann Stores, Inc	13,309
921	*	JOS A Bank Clothiers, Inc	27,593
14,463	*	Kohl's Corp	938,938
14,773		Limited Brands, Inc	391,337
960	*	New York & Co, Inc	12,557
10,300		Nordstrom, Inc	435,690
2,890	*	Pacific Sunwear Of California, Inc	43,581
2,897	*	Payless Shoesource, Inc	72,135
6,095		Ross Stores, Inc	154,874
300	*	Shoe Carnival, Inc	7,566
1,509		Stage Stores, Inc	44,274
889		Talbots, Inc	24,225
3,252	*	The Wet Seal, Inc	19,967
1,435	*	Tween Brands, Inc	53,956
867	*	Under Armour, Inc	34,697
4,656	*	Urban Outfitters, Inc	82,365
		TOTAL APPAREL AND ACCESSORY STORES	4,601,160

APPAREL AND OTHER TEXTILE PRODUCTS - 0.19%
672	*	Columbia Sportswear Co	37,518
1,127	*	Guess ?, Inc	54,693
1,454	*	Gymboree Corp	61,330
3,493	*	Hartmarx Corp	23,648
5,095		Jones Apparel Group, Inc	165,282
962		Kellwood Co	27,734
4,747		Liz Claiborne, Inc	187,554
1,310	*	Maidenform Brands, Inc	25,283
2,301		Phillips-Van Heusen Corp	96,113
2,535		Polo Ralph Lauren Corp	163,989
5,936	*	Quiksilver, Inc	72,122
539	*	True Religion Apparel, Inc	11,378
3,649		VF Corp	266,195
2,266	*	Warnaco Group, Inc	43,824
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,236,663

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
AUTO REPAIR, SERVICES AND PARKING - 0.06%
479	*	Amerco, Inc	$35,518
356		Bandag, Inc	14,610
800		Central Parking Corp	13,200
1,141	*	Dollar Thrifty Automotive Group, Inc	50,854
711	*	Midas, Inc	14,703
379		Monro Muffler, Inc	12,890
2,301	*	PHH Corp	63,047
2,747		Ryder System, Inc	141,965
216	*	Standard Parking Corp	6,778
1,495	*	Wright Express Corp	35,970
		TOTAL AUTO REPAIR, SERVICES AND PARKING	389,535

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.19%
4,936		Advance Auto Parts	162,592
279	*	America's Car-Mart, Inc	4,589
381		Asbury Automotive Group, Inc	7,849
7,282	*	Autonation, Inc	152,194
2,509	*	Autozone, Inc	259,180
4,750	*	Carmax, Inc	198,122
3,306	*	Copart, Inc	93,196
2,524	*	CSK Auto Corp	35,588
514		Lithia Motors, Inc (Class A)	12,706
482	*	MarineMax, Inc	12,267
5,199	*	O'Reilly Automotive, Inc	172,659
806	*	Rush Enterprises, Inc (Class A)	13,444
1,790		Sonic Automotive, Inc	41,331
2,394		United Auto Group, Inc	56,020
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,221,737

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.90%
790	*	Builders FirstSource, Inc	12,032
1,010	*	Central Garden & Pet Co	48,742
5,540		Fastenal Co	213,678
91,825		Home Depot, Inc	3,330,493
67,236		Lowe's Cos, Inc	1,886,642
4,987		Sherwin-Williams Co	278,175
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	5,769,762

BUSINESS SERVICES - 7.03%
2,587	*	@Road, Inc	15,108
1,998	*	24/7 Real Media, Inc	17,063
16,227	*	3Com Corp	71,561
418	*	3D Systems Corp	7,666
1,856		Aaron Rents, Inc	42,651
1,811		ABM Industries, Inc	33,974
1,165	*	Acacia Research (Acacia Technologies)	13,223
11,491	*	Activision, Inc	173,514
2,370	*	Actuate Corp	10,475
3,392		Acxiom Corp	83,647
960		Administaff, Inc	32,352
25,993	*	Adobe Systems, Inc	973,438
881	*	Advent Software, Inc	31,901
1,357		Advo, Inc	37,969
4,989	*	Affiliated Computer Services, Inc (Class A)	258,730

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,399	*	Agile Software Corp	$15,665
6,825	*	Akamai Technologies, Inc	341,182
3,472	*	Alliance Data Systems Corp	191,620
953	*	Altiris, Inc	20,099
1,081	*	American Reprographics Co	34,657
1,364	*	AMN Healthcare Services, Inc	32,395
408	*	Ansoft Corp	10,163
1,474	*	Ansys, Inc	65,121
3,169	*	aQuantive, Inc	74,852
1,558		Arbitron, Inc	57,662
2,717	*	Ariba, Inc	20,350
4,633	*	Art Technology Group, Inc	11,860
2,040	*	Aspen Technology, Inc	22,277
1,229	*	Asset Acceptance Capital Corp	19,971
340	*	Atari, Inc	197
1,613	*	Audible, Inc	11,710
9,956	*	Autodesk, Inc	346,270
24,892		Automatic Data Processing, Inc	1,178,387
4,158	*	Avis Budget Group, Inc	76,050
2,004	*	Avocent Corp	60,390
359	*	Bankrate, Inc	9,535
281	*	Barrett Business Services	6,033
16,201	*	BEA Systems, Inc	246,255
7,893	*	BearingPoint, Inc	62,039
4,785	*	BISYS Group, Inc	51,965
1,828		Blackbaud, Inc	40,198
1,560	*	Blackboard, Inc	41,340
488	*	Blue Coat Systems, Inc	8,789
9,037	*	BMC Software, Inc	245,987
3,514	*	Borland Software Corp	20,135
411	*	Bottomline Technologies, Inc	4,011
2,236		Brady Corp (Class A)	78,618
2,101		Brink's Co	111,479
19,816		CA, Inc	469,441
1,267	*	CACI International, Inc (Class A)	69,698
12,297	*	Cadence Design Systems, Inc	208,557
1,999		Catalina Marketing Corp	54,973
2,796	*	CBIZ, Inc	20,411
6,218	*	Ceridian Corp	139,034
2,778	*	Cerner Corp	126,121
3,555	*	Checkfree Corp	146,893
3,664	*	ChoicePoint, Inc	131,171
3,232	*	Chordiant Software, Inc	9,922
2,008	*	Ciber, Inc	13,313
8,077	*	Citrix Systems, Inc	292,468
1,400	*	Clear Channel Outdoor Holdings, Inc	28,560
696	*	Click Commerce, Inc	15,744
17,104	*	CMGI, Inc	18,130
6,214	*	CNET Networks, Inc	59,540
1,400	*	Cogent Communications Group, Inc	16,226
1,614	*	Cogent, Inc	22,160
1,734		Cognex Corp	43,801
6,118	*	Cognizant Technology Solutions Corp	453,099
275		Computer Programs & Systems, Inc	9,012

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
8,055	*	Computer Sciences Corp	$395,662
16,646	*	Compuware Corp	129,672
412	*	COMSYS IT Partners, Inc	7,082
1,428	*	Concur Technologies, Inc	20,777
1,156	*	Convera Corp	6,115
5,754	*	Convergys Corp	118,820
683	*	CoStar Group, Inc	28,222
1,008	*	Covansys Corp	17,277
1,975	*	CSG Systems International, Inc	52,199
1,489	*	Cybersource Corp	17,615
620	*	DealerTrack Holdings, Inc	13,708
2,010		Deluxe Corp	34,371
1,616	*	Dendrite International, Inc	15,804
1,333	*	Digital Insight Corp	39,084
1,960	*	Digital River, Inc	100,195
2,494	*	DST Systems, Inc	153,805
1,700	*	DynCorp International, Inc	21,403
5,336	*	Earthlink, Inc	38,800
50,940	*	eBay, Inc	1,444,658
1,354	*	Echelon Corp	11,130
1,630	*	Eclipsys Corp	29,193
779	*	eCollege.com, Inc	12,456
2,012	*	eFunds Corp	48,674
721	*	Electro Rent Corp	12,264
13,269	*	Electronic Arts, Inc	738,818
22,769		Electronic Data Systems Corp	558,296
872	*	Emageon, Inc	13,594
11,369	*	Emdeon Corp	133,131
1,888	*	Epicor Software Corp	24,752
566	*	EPIQ Systems, Inc	8,326
5,572		Equifax, Inc	204,548
1,195	*	Equinix, Inc	71,820
1,308	*	eSpeed, Inc (Class A)	12,034
3,090	*	Evergreen Energy, Inc	32,476
9,532	*	Expedia, Inc	149,462
1,967	*	F5 Networks, Inc	105,667
1,737		Factset Research Systems, Inc	84,366
2,749		Fair Isaac Corp	100,531
1,503	*	FalconStor Software, Inc	11,558
4,181		Fidelity National Information Services, Inc	154,697
1,705	*	Filenet Corp	59,385
33,281		First Data Corp	1,397,802
7,768	*	Fiserv, Inc	365,795
553	*	Forrester Research, Inc	14,549
1,310	*	FTD Group, Inc	20,240
2,383	*	Gartner, Inc (Class A)	41,917
931	*	Gerber Scientific, Inc	13,946
2,158	*	Getty Images, Inc	107,209
1,114		Gevity HR, Inc	25,377
1,230	*	Global Cash Access, Inc	18,561
9,075	*	Google, Inc (Class A)	3,647,243
490	*	H&E Equipment Services, Inc	11,951
1,142		Healthcare Services Group	28,733
880		Heartland Payment Systems, Inc	22,880

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
703	*	Heidrick & Struggles International, Inc	$25,308
908	*	Hudson Highland Group, Inc	8,898
2,511	*	Hypercom Corp	17,025
2,508	*	Hyperion Solutions Corp	86,476
610	*	i2 Technologies, Inc	11,425
289	*	ICT Group, Inc	9,095
416	*	iGate Corp	2,055
880	*	IHS, Inc	28,230
8,989		IMS Health, Inc	239,467
766	*	Infocrossing, Inc	10,272
3,809	*	Informatica Corp	51,764
1,205	*	Infospace, Inc	22,220
1,630		infoUSA, Inc	13,529
311	*	Innovative Solutions & Support, Inc	4,519
803		Integral Systems, Inc	25,102
1,387	*	Interactive Data Corp	27,671
1,320	*	Intergraph Corp	56,602
2,661	*	Internap Network Services Corp	40,500
1,311	*	Internet Capital Group, Inc	12,389
2,030	*	Internet Security Systems, Inc	56,353
1,094		Interpool, Inc	24,571
19,330	*	Interpublic Group of Cos, Inc	191,367
1,836	*	Interwoven, Inc	20,251
14,966	*	Intuit, Inc	480,259
1,215	*	inVentiv Health, Inc	38,916
2,049	*	Ipass, Inc	9,589
4,764	*	Iron Mountain, Inc	204,566
3,304		Jack Henry & Associates, Inc	71,928
1,242	*	JDA Software Group, Inc	19,152
24,411	*	Juniper Networks, Inc	421,822
758	*	Jupitermedia Corp	6,564
1,398	*	Kanbay International, Inc	28,743
2,103	*	Keane, Inc	30,304
1,290		Kelly Services, Inc (Class A)	35,359
660	*	Kenexa Corp	16,645
1,645	*	Kforce, Inc	19,625
1,870	*	Kinetic Concepts, Inc	58,830
591	*	Knot, Inc	13,079
1,761	*	Korn/Ferry International	36,875
1,294	*	Kronos, Inc	44,112
2,302	*	Labor Ready, Inc	36,671
3,541	*	Lamar Advertising Co	189,125
5,131	*	Lawson Software, Inc	37,200
2,268	*	Lionbridge Technologies	17,305
1,100	*	Liquidity Services, Inc	17,149
609	*	LoJack Corp	11,930
1,019	*	Magma Design Automation, Inc	9,273
1,298	*	Manhattan Associates, Inc	31,334
3,683		Manpower, Inc	225,657
757	*	Mantech International Corp (Class A)	24,989
1,017	*	Mapinfo Corp	13,048
747	*	Marchex, Inc	11,459
270	*	Marlin Business Services, Inc	5,643
2,556		Mastercard, Inc	179,815

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
6,787	*	McAfee, Inc	$166,010
3,070	*	Mentor Graphics Corp	43,226
385,030		Microsoft Corp	10,522,895
431	*	MicroStrategy, Inc	43,889
2,592	*	Midway Games, Inc	22,758
3,502		MoneyGram International, Inc	101,768
5,142	*	Monster Worldwide, Inc	186,089
5,050	*	Move, Inc	24,796
4,139	*	MPS Group, Inc	62,540
956	*	MRO Software, Inc	24,541
3,858	*	NAVTEQ Corp	100,732
1,341	*	NCO Group, Inc	35,161
7,752	*	NCR Corp	306,049
2,013	*	Neoware, Inc	27,357
618	*	Ness Technologies, Inc	8,250
1,654	*	NetFlix, Inc	37,678
655	*	Netratings, Inc	9,321
856	*	Netscout Systems, Inc	5,555
1,304	*	NIC, Inc	6,716
14,931	*	Novell, Inc	91,384
5,354	*	Nuance Communications, Inc	43,742
7,544		Omnicom Group, Inc	706,118
1,078	*	On Assignment, Inc	10,575
807	*	Online Resources Corp	9,886
613	*	Open Solutions, Inc	17,661
538	*	Opnet Technologies, Inc	7,053
4,039	*	Opsware, Inc	36,391
172,295	*	Oracle Corp	3,056,513
2,039	*	Packeteer, Inc	17,556
5,280	*	Parametric Technology Corp	92,189
503	*	PDF Solutions, Inc	5,513
613		Pegasystems, Inc	5,351
771	*	PeopleSupport, Inc	14,264
714	*	Perficient, Inc	11,196
3,744	*	Perot Systems Corp (Class A)	51,630
1,398	*	Phase Forward, Inc	16,692
554	*	Portfolio Recovery Associates, Inc	24,304
732	*	PRA International	19,537
2,440	*	Premiere Global Services, Inc	21,179
1,829	*	Progress Software Corp	47,554
1,027		QAD, Inc	8,298
689		Quality Systems, Inc	26,726
2,773	*	Quest Software, Inc	39,598
795	*	Radiant Systems, Inc	9,604
699	*	Radisys Corp	14,854
1,800	*	Raser Technologies, Inc	10,008
4,968	*	RealNetworks, Inc	52,710
7,542	*	Red Hat, Inc	158,985
3,214	*	Redback Networks, Inc	44,610
412		Renaissance Learning, Inc	5,896
2,888	*	Rent-A-Center, Inc	84,590
1,124	*	Rewards Network, Inc	5,474
2,921		Reynolds & Reynolds Co (Class A)	115,409
440	*	RightNow Technologies, Inc	6,868

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
6,373		Robert Half International, Inc	$216,491
1,091		Rollins, Inc	23,031
3,176	*	S1 Corp	14,641
944	*	SafeNet, Inc	17,171
3,513	*	Salesforce.com, Inc	126,046
3,580	*	Sapient Corp	19,511
4,137	*	Secure Computing Corp	26,187
12,676		ServiceMaster Co	142,098
524	*	SI International, Inc	16,758
2,431	*	Sitel Corp	7,317
1,939	*	Smith Micro Software, Inc	27,883
1,113	*	Sohu.com, Inc	24,508
2,560	*	SonicWALL, Inc	27,955
11,291	*	Sonus Networks, Inc	59,391
2,522		Sotheby's Holdings, Inc (Class A)	81,309
3,234	*	Spherion Corp	23,123
771	*	SPSS, Inc	19,221
1,601	*	SRA International, Inc (Class A)	48,126
485		Startek, Inc	6,048
780		Stellent, Inc	8,455
405	*	Stratasys, Inc	10,696
152,103	*	Sun Microsystems, Inc	755,952
3,689	*	Sybase, Inc	89,421
960	*	SYKES Enterprises, Inc	19,536
44,349	*	Symantec Corp	943,747
358	*	SYNNEX Corp	8,238
6,518	*	Synopsys, Inc	128,535
195		Syntel, Inc	4,417
4,171	*	Take-Two Interactive Software, Inc	59,478
880		TAL International Group, Inc	18,665
567	*	Taleo Corp	5,738
1,228		Talx Corp	30,111
1,701	*	TeleTech Holdings, Inc	26,587
748		TheStreet.com, Inc	7,959
2,497	*	THQ, Inc	72,837
8,235	*	TIBCO Software, Inc	73,950
989	*	TNS, Inc	14,894
1,817		Total System Services, Inc	41,482
770	*	TradeStation Group, Inc	11,604
1,675	*	Transaction Systems Architects, Inc	57,486
247	*	Travelzoo, Inc	7,119
1,360	*	Trizetto Group, Inc	20,590
751	*	Ultimate Software Group, Inc	17,671
14,286	*	Unisys Corp	80,859
2,150		United Online, Inc	26,187
2,773	*	United Rentals, Inc	64,472
1,256	*	Universal Compression Holdings, Inc	67,133
4,254	*	Valueclick, Inc	78,869
892	*	Vasco Data Security International	9,241
409	*	Verint Systems, Inc	12,290
10,740	*	VeriSign, Inc	216,948
346	*	Vertrue, Inc	13,605
948		Viad Corp	33,569
1,286	*	Vignette Corp	17,412

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
310	*	Volt Information Sciences, Inc	$11,021
23,557		Waste Management, Inc	864,071
1,742	*	WebEx Communications, Inc	67,973
173	*	WebMD Health Corp	5,941
1,961	*	webMethods, Inc	15,002
1,768	*	Websense, Inc	38,206
714	*	WebSideStory, Inc	9,432
2,710	*	Wind River Systems, Inc	29,024
1,573	*	Witness Systems, Inc	27,575
60,943	*	Yahoo!, Inc	1,540,639
		TOTAL BUSINESS SERVICES	45,166,214

CHEMICALS AND ALLIED PRODUCTS - 9.59%
66,236		Abbott Laboratories	3,216,420
1,299	*	Abraxis BioScience, Inc	36,086
1,230	*	Acadia Pharmaceuticals, Inc	10,627
1,220	*	Adams Respiratory Therapeutics, Inc	44,640
642	*	Adeza Biomedical Corp	10,535
2,100	*	Adolor Corp	29,127
338	*	Advanced Magnetics, Inc	11,526
2,243	*	ADVENTRX Pharmaceuticals, Inc	6,146
9,916		Air Products & Chemicals, Inc	658,125
1,192	*	Albany Molecular Research, Inc	11,157
1,797		Albemarle Corp	97,631
3,596		Alberto-Culver Co	181,922
1,305	*	Alexion Pharmaceuticals, Inc	44,344
3,737	*	Alkermes, Inc	59,231
1,315	*	Alnylam Pharmaceuticals, Inc	18,949
1,840		Alpharma, Inc (Class A)	43,038
1,829	*	American Oriental Bioengineering, Inc	11,120
492		American Vanguard Corp	6,888
51,116	*	Amgen, Inc	3,656,327
4,100	*	Anadys Pharmaceuticals, Inc	11,890
2,993	*	Andrx Corp	73,119
1,008		Arch Chemicals, Inc	28,678
2,244	*	Arena Pharmaceuticals, Inc	26,883
1,295	*	Array Biopharma, Inc	11,033
2,020	*	Atherogenics, Inc	26,603
928	*	Auxilium Pharmaceuticals, Inc	9,391
2,924	*	AVANIR Pharmaceuticals	20,234
600	*	Aventine Renewable Energy Holdings, Inc	12,834
4,219		Avery Dennison Corp	253,857
5,541	*	AVI BioPharma, Inc	20,114
19,632		Avon Products, Inc	601,917
445		Balchem Corp	8,807
4,710	*	Barr Pharmaceuticals, Inc	244,637
877	*	Bentley Pharmaceuticals, Inc	10,524
950	*	BioCryst Pharmaceuticals, Inc	11,847
2,436	*	Bioenvision, Inc	13,422
14,818	*	Biogen Idec, Inc	662,068
4,044	*	BioMarin Pharmaceuticals, Inc	57,546
580	*	Bradley Pharmaceuticals, Inc	9,234
85,126		Bristol-Myers Squibb Co	2,121,340
2,693		Cabot Corp	100,180

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,404		Calgon Carbon Corp	$6,206
1,245		Cambrex Corp	25,784
495	*	Caraco Pharmaceutical Laboratories Ltd	5,029
3,154		Celanese Corp (Series A)	56,457
1,393	*	Cell Genesys, Inc	6,366
2,776	*	Cephalon, Inc	171,418
2,271		CF Industries Holdings, Inc	38,766
3,001	*	Charles River Laboratories International, Inc	130,273
678	*	Chattem, Inc	23,811
9,815		Chemtura Corp	85,096
2,764		Church & Dwight Co, Inc	108,100
6,714		Clorox Co	422,982
769	*	Coley Pharmaceutical Group, Inc	8,782
22,311		Colgate-Palmolive Co	1,385,513
996	*	Combinatorx, Inc	6,205
1,299	*	Connetics Corp	14,159
1,129	*	Conor Medsystems, Inc	26,611
1,310	*	Cotherix, Inc	9,249
2,467	*	Cubist Pharmaceuticals, Inc	53,633
637	*	Cypress Bioscience, Inc	4,650
1,643		Cytec Industries, Inc	91,334
1,097	*	Cytokinetics, Inc	7,054
3,726		Dade Behring Holdings, Inc	149,636
3,860	*	Dendreon Corp	17,254
730	*	Digene Corp	31,500
41,566		Dow Chemical Co	1,620,281
39,983		Du Pont (E.I.) de Nemours & Co	1,712,872
1,706	*	Durect Corp	6,995
3,405		Eastman Chemical Co	183,938
7,969		Ecolab, Inc	341,233
42,668		Eli Lilly & Co	2,432,076
813	*	Elizabeth Arden, Inc	13,138
957	*	Emisphere Technologies, Inc	8,087
3,151	*	Encysive Pharmaceuticals, Inc	13,549
1,573	*	Enzon Pharmaceuticals, Inc	12,977
5,199		Estee Lauder Cos (Class A)	209,676
1,407		Ferro Corp	25,016
1,712		FMC Corp	109,688
14,287	*	Forest Laboratories, Inc	723,065
20,235	*	Genentech, Inc	1,673,435
834	*	Genitope Corp	2,435
5,606	*	Genta, Inc	4,373
11,413	*	Genzyme Corp	770,041
1,853		Georgia Gulf Corp	50,809
1,819	*	Geron Corp	11,405
19,517	*	Gilead Sciences, Inc	1,340,818
2,954		H.B. Fuller Co	69,242
1,178	*	Hana Biosciences, Inc	8,081
5,447	*	Hercules, Inc	85,899
296	*	Hi-Tech Pharmacal Co, Inc	3,741
6,617	*	Hospira, Inc	253,233
5,385	*	Human Genome Sciences, Inc	62,143
3,611	*	Huntsman Corp	65,720
1,622	*	Idenix Pharmaceuticals, Inc	15,733

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,381	*	Idexx Laboratories, Inc	$125,864
3,146	*	ImClone Systems, Inc	89,095
2,630	*	Immucor, Inc	58,938
1,938	*	Indevus Pharmaceuticals, Inc	11,473
582		Innospec, Inc	17,285
275		Inter Parfums, Inc	5,236
1,385	*	InterMune, Inc	22,742
4,284		International Flavors & Fragrances, Inc	169,389
1,156	*	Inverness Medical Innovations, Inc	40,183
2,428	*	Invitrogen Corp	154,022
2,155	*	Keryx Biopharmaceuticals, Inc	25,494
10,299	*	King Pharmaceuticals, Inc	175,409
412		Koppers Holdings, Inc	7,816
764	*	Kos Pharmaceuticals, Inc	37,757
180		Kronos Worldwide, Inc	5,182
1,591	*	KV Pharmaceutical Co (Class A)	37,707
2,842		Lubrizol Corp	129,965
9,563		Lyondell Chemical Co	242,613
1,061		MacDermid, Inc	34,610
530		Mannatech, Inc	9,392
1,118	*	MannKind Corp	21,242
1,163	*	Martek Biosciences Corp	25,016
5,142	*	Medarex, Inc	55,225
1,977	*	Medicines Co	44,601
2,658		Medicis Pharmaceutical Corp (Class A)	85,986
482	*	Medifast, Inc	4,184
10,799	*	Medimmune, Inc	315,439
94,606		Merck & Co, Inc	3,963,991
621		Meridian Bioscience, Inc	14,600
884	*	Metabasis Therapeutics, Inc	4,968
3,240	*	MGI Pharma, Inc	55,760
12,846	*	Millennium Pharmaceuticals, Inc	127,818
966		Minerals Technologies, Inc	51,584
1,600	*	Momenta Pharmaceuticals, Inc	21,632
23,190		Monsanto Co	1,090,162
6,436	*	Mosaic Co	108,768
9,004		Mylan Laboratories, Inc	181,251
1,765	*	Myogen, Inc	61,916
2,526	*	Nabi Biopharmaceuticals	14,600
4,416	*	Nalco Holding Co	81,784
1,296	*	Nastech Pharmaceutical Co, Inc	19,777
2,405	*	NBTY, Inc	70,394
1,806	*	Neurocrine Biosciences, Inc	19,415
656	*	New River Pharmaceuticals, Inc	16,879
833		NewMarket Corp	48,447
383		NL Industries, Inc	3,807
840	*	Northfield Laboratories, Inc	12,062
2,542	*	Novavax, Inc	9,634
1,042	*	Noven Pharmaceuticals, Inc	25,133
3,035	*	NPS Pharmaceuticals, Inc	11,563
2,376	*	Nuvelo, Inc	43,338
2,992		Olin Corp	45,957
1,229	*	OM Group, Inc	54,002
1,711	*	Omnova Solutions, Inc	7,152

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,910	*	Onyx Pharmaceuticals, Inc	$33,024
1,863	*	OraSure Technologies, Inc	14,979
2,357	*	OSI Pharmaceuticals, Inc	88,458
1,698	*	Pacific Ethanol, Inc	23,840
1,404	*	Pain Therapeutics, Inc	12,102
2,065	*	Panacos Pharmaceuticals, Inc	10,242
1,427	*	Par Pharmaceutical Cos, Inc	26,028
1,152	*	Parexel International Corp	38,120
466	*	Parlux Fragrances, Inc	2,372
4,551	*	PDL BioPharma, Inc	87,379
688	*	Penwest Pharmaceuticals Co	11,455
7,141	*	Peregrine Pharmaceuticals, Inc	9,069
3,017		Perrigo Co	51,198
762	*	PetMed Express, Inc	7,955
317,728		Pfizer, Inc	9,010,766
861	*	Pharmion Corp	18,555
428	*	Pioneer Cos, Inc	10,490
3,766	*	PolyOne Corp	31,371
3,406	*	Pozen, Inc	43,801
7,186		PPG Industries, Inc	482,037
14,030		Praxair, Inc	830,015
958	*	Prestige Brands Holdings, Inc	10,672
142,183		Procter & Gamble Co	8,812,502
915	*	Progenics Pharmaceuticals, Inc	21,466
1,274	*	Quidel Corp	17,989
674	*	Renovis, Inc	9,274
7,209	*	Revlon, Inc (Class A)	8,146
1,930	*	Rockwood Holdings, Inc	38,561
7,122		Rohm & Haas Co	337,227
5,450		RPM International, Inc	103,496
1,699	*	Salix Pharmaceuticals Ltd	23,038
1,880	*	Santarus, Inc	13,950
64,238		Schering-Plough Corp	1,419,017
1,019	*	Sciele Pharma, Inc	19,198
2,056		Scotts Miracle-Gro Co (Class A)	91,471
2,378		Sensient Technologies Corp	46,537
4,822	*	Sepracor, Inc	233,578
3,086		Sigma-Aldrich Corp	233,518
1,634	*	Sirna Therapeutics, Inc	9,101
968	*	Solexa, Inc	8,538
220		Stepan Co	6,431
1,703	*	SuperGen, Inc	7,936
618	*	SurModics, Inc	21,704
1,135	*	Tanox, Inc	13,416
1,722		Tronox, Inc	21,990
2,128		UAP Holding Corp	45,475
981	*	United Therapeutics Corp	51,542
404	*	USANA Health Sciences, Inc	18,014
3,550		USEC, Inc	34,222
4,173		Valeant Pharmaceuticals International	82,542
4,229		Valspar Corp	112,491
3,647	*	VCA Antech, Inc	131,511
4,585	*	Vertex Pharmaceuticals, Inc	154,285
2,825	*	Viropharma, Inc	34,380

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,000	*	Visicu, Inc	$8,970
4,324	*	Watson Pharmaceuticals, Inc	113,159
620		Westlake Chemical Corp	19,846
3,342	*	WR Grace & Co	44,315
58,334		Wyeth	2,965,701
683	*	Xenoport, Inc	13,913
1,546	*	Zymogenetics, Inc	26,081
		TOTAL CHEMICALS AND ALLIED PRODUCTS	61,552,282

COAL MINING - 0.17%
2,159	*	Alpha Natural Resources, Inc	34,026
5,996		Arch Coal, Inc	173,344
8,064		Consol Energy, Inc	255,871
7,016	*	International Coal Group, Inc	29,608
1,198	*	James River Coal Co	12,639
4,052		Massey Energy Co	84,849
11,586		Peabody Energy Corp	426,133
708		Penn Virginia Corp	44,894
278	*	Westmoreland Coal Co	5,468
		TOTAL COAL MINING	1,066,832

COMMUNICATIONS - 4.73%
1,768		Alaska Communications Systems Group, Inc	23,461
16,972		Alltel Corp	941,946
17,942	*	American Tower Corp (Class A)	654,883
1,606		Anixter International, Inc	90,691
168,585		AT&T, Inc	5,489,128
800		Atlantic Tele-Network, Inc	14,784
948	*	Audiovox Corp (Class A)	13,196
19,355	*	Avaya, Inc	221,432
78,424		BellSouth Corp	3,352,626
2,411	*	Brightpoint, Inc	34,284
9,014		Cablevision Systems Corp (Class A)	204,708
680	*	Cbeyond Communications, Inc	18,666
543		Centennial Communications Corp	2,894
5,228		CenturyTel, Inc	207,395
12,256	*	Charter Communications, Inc (Class A)	18,629
9,580	*	Cincinnati Bell, Inc	46,176
2,130		Citadel Broadcasting Corp	20,022
14,133		Citizens Communications Co	198,427
22,105		Clear Channel Communications, Inc	637,729
84,367	*	Comcast Corp (Class A)	3,108,924
1,183		Commonwealth Telephone Enterprises, Inc	48,775
1,400		Consolidated Communications Holdings, Inc	26,194
12,100	*	Covad Communications Group, Inc	18,029
1,894	*	Cox Radio, Inc (Class A)	29,073
9,130	*	Crown Castle International Corp	321,741
1,124	*	Crown Media Holdings, Inc (Class A)	5,047
780		CT Communications, Inc	16,942
574	*	CTC Media, Inc	12,800
2,244	*	Cumulus Media, Inc (Class A)	21,453
34,462	*	DIRECTV Group, Inc	678,212
6,319	*	Dobson Communications Corp (Class A)	44,359
8,878	*	EchoStar Communications Corp (Class A)	290,666

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
6,594		Embarq Corp	$318,978
1,015	*	Emmis Communications Corp (Class A)	12,434
1,528		Entercom Communications Corp	38,506
2,269	*	Entravision Communications Corp (Class A)	16,881
948		Fairpoint Communications, Inc	16,495
2,270	*	FiberTower Corp	21,452
355	*	Fisher Communications, Inc	14,750
6,082	*	Foundry Networks, Inc	79,978
1,886	*	General Communication, Inc (Class A)	23,368
2,714		Global Payments, Inc	119,443
813		Golden Telecom, Inc	24,593
1,649		Gray Television, Inc	10,570
1,053		Hearst-Argyle Television, Inc	24,166
8,073	*	IAC/InterActiveCorp	232,179
1,952	*	IDT Corp (Class B)	28,148
551	*	InPhonic, Inc	4,364
1,292		Iowa Telecommunications Services, Inc	25,569
689	*	iPCS, Inc	36,896
2,068	*	j2 Global Communications, Inc	56,188
1,828	*	Leap Wireless International, Inc	88,640
49,821	*	Level 3 Communications, Inc	266,542
19,812	*	Liberty Global, Inc	509,961
6,130	*	Liberty Media Holding Corp (Capital)	512,284
30,421	*	Liberty Media Holding Corp (Interactive)	619,980
1,131	*	Lightbridge, Inc	13,255
1,014	*	Lin TV Corp (Class A)	7,889
446	*	Lodgenet Entertainment Corp	8,420
2,083	*	Mastec, Inc	23,059
2,113	*	Mediacom Communications Corp	15,045
2,595	*	NeuStar, Inc	72,011
6,022	*	NII Holdings, Inc (Class B)	374,328
649		North Pittsburgh Systems, Inc	16,335
1,787	*	Novatel Wireless, Inc	17,209
960	*	NTELOS Holdings Corp	12,259
2,282	*	Pegasus Wireless Corp	1,392
67,520	*	Qwest Communications International, Inc	588,783
2,945	*	Radio One, Inc (Class D)	18,406
1,213	*	RCN Corp	34,328
410		Salem Communications Corp (Class A)	4,637
1,741	*	SAVVIS, Inc	49,619
4,417	*	SBA Communications Corp	107,466
222		Shenandoah Telecom Co	9,650
1,673		Sinclair Broadcast Group, Inc (Class A)	13,133
1,678	*	Spanish Broadcasting System, Inc (Class A)	7,333
125,351		Sprint Nextel Corp	2,149,770
551		SureWest Communications	10,728
628	*	Syniverse Holdings, Inc	9,420
1,481	*	Talk America Holdings, Inc	14,070
4,971		Telephone & Data Systems, Inc	209,279
2,525	*	Terremark Worldwide, Inc	14,014
3,217	*	TiVo, Inc	24,417
9,322	*	Univision Communications, Inc (Class A)	320,117
956	*	US Cellular Corp	57,073
1,110		USA Mobility, Inc	25,352

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
126,646		Verizon Communications, Inc	$4,702,366
27,375	*	Viacom, Inc	1,017,803
1,285	*	Vonage Holdings Corp	8,841
1,246	*	West Corp	60,182
19,726		Windstream Corp	260,186
2,317	*	Wireless Facilities, Inc	4,958
11,725	*	XM Satellite Radio Holdings, Inc	151,135
		TOTAL COMMUNICATIONS	30,349,925

DEPOSITORY INSTITUTIONS - 10.36%
642		1st Source Corp	18,952
491	*	ACE Cash Express, Inc	14,676
784		Alabama National Bancorp	53,508
819		Amcore Financial, Inc	24,808
490		AmericanWest Bancorp	10,412
524		Ameris Bancorp	14,258
14,992		AmSouth Bancorp	435,368
899		Anchor Bancorp Wisconsin, Inc	25,675
455		Arrow Financial Corp	11,539
5,992		Associated Banc-Corp	194,740
4,235		Astoria Financial Corp	130,523
638		Bancfirst Corp	29,807
304	*	Bancorp, Inc	7,749
3,186		Bancorpsouth, Inc	88,443
487		BancTrust Financial Group, Inc	13,582
2,621		Bank Mutual Corp	31,793
197,968		Bank of America Corp	10,605,146
796		Bank of Granite Corp	13,954
2,419		Bank of Hawaii Corp	116,499
33,164		Bank of New York Co, Inc	1,169,363
432		Bank of the Ozarks, Inc	14,632
1,814		BankAtlantic Bancorp, Inc (Class A)	25,795
1,031		BankFinancial Corp	18,032
1,514		BankUnited Financial Corp (Class A)	39,470
532		Banner Corp	21,833
23,913		BB&T Corp	1,046,911
257		Berkshire Hills Bancorp, Inc	9,147
538	*	BFC Financial Corp	3,142
1,216		BOK Financial Corp	63,962
1,457		Boston Private Financial Holdings, Inc	40,621
2,247		Brookline Bancorp, Inc	30,896
310		Cadence Financial Corp	6,284
313		Camden National Corp	12,583
477		Capital City Bank Group, Inc	14,835
401		Capital Corp of the West	12,439
517		Capitol Bancorp Ltd	23,006
951		Capitol Federal Financial	33,818
757		Cardinal Financial Corp	8,297
807		Cascade Bancorp	30,303
234		Cass Information Systems, Inc	7,748
2,138		Cathay General Bancorp	77,182
2,180	*	Centennial Bank Holdings, Inc	21,102
408		Center Financial Corp	9,702
364		Centerstate Banks of Florida, Inc	7,316

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,158		Central Pacific Financial Corp	$42,360
156		Charter Financial Corp	6,238
1,067		Chemical Financial Corp	31,669
1,834		Chittenden Corp	52,617
215,609		Citigroup, Inc	10,709,299
1,651		Citizens Banking Corp	43,355
356		Citizens First Bancorp, Inc	9,064
316		City Bank	14,861
796		City Holding Co	31,737
2,052		City National Corp	137,607
665		Clifton Savings Bancorp, Inc	7,461
809		Coastal Financial Corp	10,193
465		CoBiz, Inc	10,630
6,585		Colonial Bancgroup, Inc	161,332
408		Columbia Bancorp	10,033
751		Columbia Banking System, Inc	24,040
7,052		Comerica, Inc	401,400
7,684		Commerce Bancorp, Inc	282,080
3,128		Commerce Bancshares, Inc	158,183
1,706		Commercial Capital Bancorp, Inc	27,194
159	*	Community Bancorp	4,851
210		Community Bancorp, Inc	8,585
1,266		Community Bank System, Inc	28,055
1,158		Community Banks, Inc	31,034
551		Community Trust Bancorp, Inc	20,745
5,787		Compass Bancshares, Inc	329,743
1,582		Corus Bankshares, Inc	35,374
2,619		Cullen/Frost Bankers, Inc	151,431
2,517		CVB Financial Corp	37,176
1,011		Dime Community Bancshares	14,892
412	*	Dollar Financial Corp	8,990
906		Downey Financial Corp	60,285
2,519		East West Bancorp, Inc	99,778
292		Enterprise Financial Services Corp	9,011
1,579		Euronet Worldwide, Inc	38,764
268		Farmers Capital Bank Corp	9,077
1,016		Fidelity Bankshares, Inc	39,634
20,841		Fifth Third Bancorp	793,625
465		First Bancorp	9,477
2,416		First Bancorp	26,721
616		First Busey Corp (Class A)	13,989
1,366		First Charter Corp	32,866
261		First Citizens Bancshares, Inc (Class A)	49,877
2,562		First Commonwealth Financial Corp	33,383
832		First Community Bancorp, Inc	46,550
432		First Community Bancshares, Inc	14,416
1,422		First Financial Bancorp	22,624
858		First Financial Bankshares, Inc	32,733
621		First Financial Corp	19,816
600		First Financial Holdings, Inc	20,532
5,247		First Horizon National Corp	199,438
546		First Indiana Corp	14,201
852		First Merchants Corp	20,150
2,314		First Midwest Bancorp, Inc	87,677

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
4,563		First Niagara Financial Group, Inc	$66,529
592		First Place Financial Corp	13,415
285	*	First Regional Bancorp	9,710
910		First Republic Bank	38,730
287		First South Bancorp, Inc	8,779
736		First State Bancorporation	19,114
858	*	FirstFed Financial Corp	48,666
3,320		FirstMerit Corp	76,924
588		Flag Financial Corp	14,724
1,990		Flagstar Bancorp, Inc	28,954
832		Flushing Financial Corp	14,560
2,170		FNB Corp	36,152
280		FNB Corp	10,083
974	*	Franklin Bank Corp	19,363
3,278		Fremont General Corp	45,859
1,536		Frontier Financial Corp	39,844
8,113		Fulton Financial Corp	131,349
536		GB&T Bancshares, Inc	11,283
1,201		Glacier Bancorp, Inc	41,038
11,566		Golden West Financial Corp	893,473
546		Great Southern Bancorp, Inc	15,343
2,010		Greater Bay Bancorp	56,702
253		Greene County Bancshares, Inc	9,250
1,102		Hancock Holding Co	59,012
1,406		Hanmi Financial Corp	27,558
899		Harbor Florida Bancshares, Inc	39,835
1,337		Harleysville National Corp	26,874
537		Heartland Financial USA, Inc	13,790
440		Heritage Commerce Corp	10,182
480		Horizon Financial Corp	14,333
24,926		Hudson City Bancorp, Inc	330,269
10,786		Huntington Bancshares, Inc	258,109
415		IBERIABANK Corp	25,315
729		Independent Bank Corp	23,707
919		Independent Bank Corp	22,313
2,669		IndyMac Bancorp, Inc	109,856
682		Integra Bank Corp	17,241
721		Interchange Financial Services Corp	16,309
1,932		International Bancshares Corp	57,342
199	*	Intervest Bancshares Corp	8,668
2,010	*	Investors Bancorp, Inc	30,331
2,728		Investors Financial Services Corp	117,522
826		Irwin Financial Corp	16,157
266		ITLA Capital Corp	14,300
150,514		JPMorgan Chase & Co	7,068,137
585		Kearny Financial Corp	8,880
17,706		Keycorp	662,913
1,310		KNBT Bancorp, Inc	21,065
525		Lakeland Bancorp, Inc	7,497
346		Lakeland Financial Corp	8,134
3,389		M&T Bank Corp	406,544
714		Macatawa Bank Corp	16,343
1,800		MAF Bancorp, Inc	74,322
419		MainSource Financial Group, Inc	7,110

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
10,959		Marshall & Ilsley Corp	$528,005
1,469		MB Financial, Inc	54,162
717		MBT Financial Corp	10,640
17,899		Mellon Financial Corp	699,851
243		Mercantile Bank Corp	9,611
5,518		Mercantile Bankshares Corp	200,138
291		MetroCorp Bancshares, Inc	6,603
975		Mid-State Bancshares	26,676
568		Midwest Banc Holdings, Inc	13,871
930		Nara Bancorp, Inc	17,010
142		NASB Financial, Inc	5,650
24,888		National City Corp	910,901
1,831		National Penn Bancshares, Inc	35,924
1,830		NBT Bancorp, Inc	42,566
1,998	*	Net 1 UEPS Technologies, Inc	45,674
1,952		NetBank, Inc	11,810
12,854		New York Community Bancorp, Inc	210,549
4,578		NewAlliance Bancshares, Inc	67,068
19,940		North Fork Bancorporation, Inc	571,082
322	*	Northern Empire Bancshares	9,022
9,664		Northern Trust Corp	564,668
762		Northwest Bancorp, Inc	19,431
428		OceanFirst Financial Corp	9,181
2,757		Old National Bancorp	52,659
662		Old Second Bancorp, Inc	19,834
349		Omega Financial Corp	10,494
929		Oriental Financial Group, Inc	11,074
2,182		Pacific Capital Bancorp	58,849
641		Park National Corp	64,158
1,751		Partners Trust Financial Group, Inc	18,753
552		Pennfed Financial Services, Inc	9,257
431		Peoples Bancorp, Inc	12,598
2,401		People's Bank	95,104
903		PFF Bancorp, Inc	33,447
636	*	Pinnacle Financial Partners, Inc	22,769
481		Placer Sierra Bancshares	10,683
12,912		PNC Financial Services Group, Inc	935,345
12,590		Popular, Inc	244,750
129		Preferred Bank	7,736
537		Premierwest Bancorp	8,587
712		PrivateBancorp, Inc	32,553
1,055		Prosperity Bancshares, Inc	35,912
1,420		Provident Bankshares Corp	52,611
2,921		Provident Financial Services, Inc	54,068
1,895		Provident New York Bancorp	25,924
1,133		R & G Financial Corp (Class B)	8,441
19,849		Regions Financial Corp	730,245
537		Renasant Corp	15,074
2,997		Republic Bancorp, Inc	39,950
273		Republic Bancorp, Inc (Class A)	5,774
226		Royal Bancshares of Pennsylvania (Class A)	6,122
1,339		S&T Bancorp, Inc	43,517
574		S.Y. Bancorp, Inc	17,030
676		Sandy Spring Bancorp, Inc	23,903

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
343		Santander BanCorp	$6,479
291		SCBT Financial Corp	10,883
454		Seacoast Banking Corp of Florida	13,711
1,040		Security Bank Corp	23,514
354		Shore Bancshares, Inc	10,177
251		Sierra Bancorp	7,844
1,220	*	Signature Bank	37,735
701		Simmons First National Corp (Class A)	20,336
4,772		Sky Financial Group, Inc	118,823
324		Smithtown Bancorp, Inc	8,745
3,459		South Financial Group, Inc	90,038
460		Southside Bancshares, Inc	12,277
423		Southwest Bancorp, Inc	10,922
16,754		Sovereign Bancorp, Inc	360,378
433		State National Bancshares, Inc	16,450
14,537		State Street Corp	907,109
765		Sterling Bancorp	15,040
1,905		Sterling Bancshares, Inc	38,576
1,155		Sterling Financial Corp	25,398
1,715		Sterling Financial Corp	55,617
421		Suffolk Bancorp	13,438
397		Summit Bancshares, Inc	11,164
479	*	Sun Bancorp, Inc	9,019
15,813		SunTrust Banks, Inc	1,222,029
717	*	Superior Bancorp	8,245
2,146		Susquehanna Bancshares, Inc	52,448
1,352	*	SVB Financial Group	60,353
11,753		Synovus Financial Corp	345,186
140		Taylor Capital Group, Inc	4,137
5,663		TCF Financial Corp	148,880
4,691		TD Banknorth, Inc	135,476
987	*	Texas Capital Bancshares, Inc	18,477
1,846		Texas Regional Bancshares, Inc (Class A)	70,979
383		Texas United Bancshares, Inc	12,635
854		TierOne Corp	28,976
281		Tompkins Trustco, Inc	12,771
617		Trico Bancshares	15,271
2,989		Trustco Bank Corp NY	32,401
2,006		Trustmark Corp	63,049
3,928		UCBH Holdings, Inc	68,583
1,307		UMB Financial Corp	47,797
2,336		Umpqua Holdings Corp	66,810
373		Union Bankshares Corp	16,531
2,525		UnionBanCal Corp	153,772
1,927		United Bankshares, Inc	71,723
1,282		United Community Banks, Inc	38,524
1,315		United Community Financial Corp	16,201
296		United Security Bancshares	6,672
488		Univest Corp of Pennsylvania	14,098
77,178		US Bancorp	2,563,853
451		USB Holding Co, Inc	9,949
5,428		Valley National Bancorp	138,794
301		Vineyard National Bancorp	7,814
495	*	Virginia Commerce Bancorp	10,989

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
466		Virginia Financial Group, Inc	$12,796
4,158		W Holding Co, Inc	24,574
69,747		Wachovia Corp	3,891,883
4,327		Washington Federal, Inc	97,098
41,627		Washington Mutual, Inc	1,809,526
457		Washington Trust Bancorp, Inc	12,115
439	*	Wauwatosa Holdings, Inc	7,748
2,590		Webster Financial Corp	122,015
145,738		Wells Fargo & Co	5,272,801
819		WesBanco, Inc	23,931
904		West Bancorporation, Inc	15,467
702		West Coast Bancorp	21,439
1,472		Westamerica Bancorporation	74,351
548	*	Western Alliance Bancorp	18,029
216		Westfield Financial, Inc	6,862
2,708		Whitney Holding Corp	96,865
619		Willow Grove Bancorp, Inc	9,693
3,192		Wilmington Trust Corp	142,204
766		Wilshire Bancorp, Inc	14,585
1,205		Wintrust Financial Corp	60,431
228		WSFS Financial Corp	14,179
349		Yardville National Bancorp	12,445
4,608		Zions Bancorporation	367,764
		TOTAL DEPOSITORY INSTITUTIONS	66,489,727

EATING AND DRINKING PLACES - 0.94%
1,701	*	AFC Enterprises	24,562
3,286		Applebees International, Inc	70,682
5,413		Aramark Corp (Class B)	177,871
396	*	BJ's Restaurants, Inc	8,716
1,354		Bob Evans Farms, Inc	40,999
3,593		Brinker International, Inc	144,043
224	*	Buffalo Wild Wings, Inc	8,568
819	*	California Pizza Kitchen, Inc	24,513
1,284		CBRL Group, Inc	51,912
1,345	*	CEC Entertainment, Inc	42,381
310	*	Chipotle Mexican Grill, Inc	15,398
2,373		CKE Restaurants, Inc	39,677
1,399	*	Cosi, Inc	7,499
6,308		Darden Restaurants, Inc	267,901
3,414	*	Denny's Corp	11,642
1,571		Domino's Pizza, Inc	40,296
836		IHOP Corp	38,749
1,399	*	Jack in the Box, Inc	73,000
2,318	*	Krispy Kreme Doughnuts, Inc	18,776
617		Landry's Restaurants, Inc	18,603
685		Lone Star Steakhouse & Saloon, Inc	19,022
885	*	Luby's, Inc	8,735
486	*	McCormick & Schmick's Seafood Restaurants, Inc	10,930
54,092		McDonald's Corp	2,116,079
421	*	Morton's Restaurant Group, Inc	6,488
915	*	O'Charleys, Inc	17,358
2,753		OSI Restaurant Partners, Inc	87,298
992	*	Papa John's International, Inc	35,821

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,003	*	PF Chang's China Bistro, Inc	$34,814
1,414	*	Rare Hospitality International, Inc	43,212
951	*	Red Robin Gourmet Burgers, Inc	43,851
2,449		Ruby Tuesday, Inc	69,037
960	*	Ruth's Chris Steak House, Inc	18,067
1,851	*	Ryan's Restaurant Group, Inc	29,375
3,679	*	Sonic Corp	83,182
33,376	*	Starbucks Corp	1,136,453
2,182	*	Texas Roadhouse, Inc (Class A)	26,795
3,734	*	The Cheesecake Factory, Inc	101,527
978	*	The Steak N Shake Co	16,518
1,388		Tim Hortons, Inc	36,504
2,567		Triarc Cos (Class B)	38,813
4,897		Wendy's International, Inc	328,099
12,027		Yum! Brands, Inc	626,005
		TOTAL EATING AND DRINKING PLACES	6,059,771

EDUCATIONAL SERVICES - 0.13%
6,122	*	Apollo Group, Inc (Class A)	301,447
4,061	*	Career Education Corp	91,373
3,600	*	Corinthian Colleges, Inc	38,916
2,531	*	DeVry, Inc	53,834
960	*	Educate, Inc	7,670
1,874	*	ITT Educational Services, Inc	124,246
1,897	*	Laureate Education, Inc	90,790
619		Strayer Education, Inc	66,982
1,557	*	Universal Technical Institute, Inc	27,855
		TOTAL EDUCATIONAL SERVICES	803,113

ELECTRIC, GAS, AND SANITARY SERVICES - 4.06%
28,167	*	AES Corp	574,345
3,379		AGL Resources, Inc	123,334
6,792	*	Allegheny Energy, Inc	272,835
965		Allete, Inc	41,929
4,909		Alliant Energy Corp	175,399
10,361	*	Allied Waste Industries, Inc	116,768
8,903		Ameren Corp	469,989
473		American Ecology Corp	9,337
17,336		American Electric Power Co, Inc	630,510
687		American States Water Co	26,278
5,389		Aqua America, Inc	118,235
15,554	*	Aquila, Inc	67,349
3,622		Atmos Energy Corp	103,408
2,313		Avista Corp	54,772
1,364		Black Hills Corp	45,844
804		California Water Service Group	29,692
485		Cascade Natural Gas Corp	12,654
982	*	Casella Waste Systems, Inc (Class A)	10,154
12,920		Centerpoint Energy, Inc	185,014
680		CH Energy Group, Inc	35,000
701	*	Clean Harbors, Inc	30,529
2,560		Cleco Corp	64,614
9,177	*	CMS Energy Corp	132,516
10,701		Consolidated Edison, Inc	494,386

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
7,666		Constellation Energy Group, Inc	$453,827
4,850	*	Covanta Holding Corp	104,421
366		Crosstex Energy, Inc	32,783
15,056		Dominion Resources, Inc	1,151,633
5,231		DPL, Inc	141,865
7,803		DTE Energy Co	323,903
53,580		Duke Energy Corp	1,618,116
3,128		Duquesne Light Holdings, Inc	61,496
14,642	*	Dynegy, Inc (Class A)	81,117
13,986		Edison International	582,377
29,678		El Paso Corp	404,808
1,996	*	El Paso Electric Co	44,591
1,058		Empire District Electric Co	23,678
3,223		Energen Corp	134,947
6,224		Energy East Corp	147,633
283		EnergySouth, Inc	9,551
9,145		Entergy Corp	715,413
29,028		Exelon Corp	1,757,355
14,307		FirstEnergy Corp	799,189
17,551		FPL Group, Inc	789,795
3,848		Great Plains Energy, Inc	119,365
3,976		Hawaiian Electric Industries, Inc	107,591
1,880		Idacorp, Inc	71,083
700		ITC Holdings Corp	21,840
7,776		KeySpan Corp	319,905
4,618		Kinder Morgan, Inc	484,197
945		Laclede Group, Inc	30,316
261		Markwest Hydrocarbon, Inc	7,308
7,819		MDU Resources Group, Inc	174,676
1,058		Metal Management, Inc	29,455
838		MGE Energy, Inc	27,134
12,769	*	Mirant Corp	348,721
3,486		National Fuel Gas Co	126,716
1,399		New Jersey Resources Corp	68,971
1,785		Nicor, Inc	76,327
12,039		NiSource, Inc	261,747
6,817		Northeast Utilities	158,632
1,464		Northwest Natural Gas Co	57,506
1,469		NorthWestern Corp	51,386
5,733	*	NRG Energy, Inc	259,705
4,590		NSTAR	153,122
3,772		OGE Energy Corp	136,207
5,153		Oneok, Inc	194,732
500		Ormat Technologies, Inc	16,360
1,516		Otter Tail Corp	44,328
1,548		Peoples Energy Corp	62,926
7,938		Pepco Holdings, Inc	191,861
15,095		PG&E Corp	628,707
379	*	Pico Holdings, Inc	12,336
3,279		Piedmont Natural Gas Co, Inc	82,991
880	*	Pike Electric Corp	13,112
4,464		Pinnacle West Capital Corp	201,103
5,873	*	Plug Power, Inc	23,903
3,021		PNM Resources, Inc	83,289

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,113		Portland General Electric Co	$27,168
16,806		PPL Corp	552,917
11,002		Progress Energy, Inc	499,271
328	v*	Progress Energy, Inc	3
10,749		Public Service Enterprise Group, Inc	657,731
5,527		Puget Energy, Inc	125,629
3,764		Questar Corp	307,782
12,740	*	Reliant Energy, Inc	156,829
5,405		Republic Services, Inc	217,335
750		Resource America, Inc (Class A)	15,600
5,156		SCANA Corp	207,632
11,372		Sempra Energy	571,443
9,547	*	Sierra Pacific Resources	136,904
574		SJW Corp	17,168
1,084		South Jersey Industries, Inc	32,422
32,435		Southern Co	1,117,710
4,157		Southern Union Co	109,786
1,608		Southwest Gas Corp	53,579
850		Southwest Water Co	10,396
2,201	*	Stericycle, Inc	153,608
2,563		Synagro Technologies, Inc	10,816
8,855		TECO Energy, Inc	138,581
19,823		TXU Corp	1,239,334
4,646		UGI Corp	113,595
890		UIL Holdings Corp	33,375
1,817		Unisource Energy Corp	60,561
3,761		Vectren Corp	100,983
1,995	*	Waste Connections, Inc	75,630
800		Waste Industries USA, Inc	21,624
699	*	Waste Services, Inc	6,389
3,515		Westar Energy, Inc	82,638
1,987		WGL Holdings, Inc	62,273
25,434		Williams Cos, Inc	607,133
5,267		Wisconsin Energy Corp	227,218
2,188		WPS Resources Corp	108,590
17,146		Xcel Energy, Inc	354,065
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	26,064,665

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.40%
1,312	*	Actel Corp	20,402
1,798		Acuity Brands, Inc	81,629
5,029	*	Adaptec, Inc	22,178
4,855	*	ADC Telecommunications, Inc	72,825
2,856		Adtran, Inc	68,087
1,511	*	Advanced Analogic Technologies, Inc	8,295
1,451	*	Advanced Energy Industries, Inc	24,725
20,934	*	Advanced Micro Devices, Inc	520,210
2,986	*	Aeroflex, Inc	30,696
7,045	*	Agere Systems, Inc	105,182
15,808	*	Altera Corp	290,551
6,947		American Power Conversion Corp	152,556
1,237	*	American Superconductor Corp	11,455
2,949		Ametek, Inc	128,429
1,431	*	AMIS Holdings, Inc	13,580

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
4,595	*	Amkor Technology, Inc	$23,710
3,754		Amphenol Corp (Class A)	232,485
4,696	*	Anadigics, Inc	33,623
15,503		Analog Devices, Inc	455,633
6,363	*	Andrew Corp	58,730
36,749	*	Apple Computer, Inc	2,830,775
13,597	*	Applied Micro Circuits Corp	39,295
4,679	*	Arris Group, Inc	53,621
2,771	*	Atheros Communications, Inc	50,238
19,039	*	Atmel Corp	114,996
1,346	*	ATMI, Inc	39,128
6,965	*	Avanex Corp	12,049
5,634	*	Avnet, Inc	110,539
2,105		AVX Corp	37,237
1,359		Baldor Electric Co	41,898
574		Bel Fuse, Inc (Class B)	18,420
2,670	*	Benchmark Electronics, Inc	71,770
6,932	*	Bookham, Inc	22,321
19,539	*	Broadcom Corp (Class A)	592,813
4,552	*	Broadwing Corp	57,446
11,884	*	Brocade Communications Systems, Inc	83,901
3,133	*	CalAmp Corp	19,080
4,359	*	Capstone Turbine Corp	6,146
859	*	Carrier Access Corp	6,099
1,387	*	C-COR, Inc	11,900
1,168	*	Ceradyne, Inc	47,993
1,439	*	Checkpoint Systems, Inc	23,758
1,155	*	China BAK Battery, Inc	7,762
3,622	*	Ciena Corp	98,700
264,511	*	Cisco Systems, Inc	6,083,753
812	*	Color Kinetics, Inc	13,788
821	*	Comtech Telecommunications Corp	27,487
9,043	*	Comverse Technology, Inc	193,882
22,516	*	Conexant Systems, Inc	45,032
3,057	*	Cree, Inc	61,476
1,756		CTS Corp	24,198
926		Cubic Corp	18,131
5,792	*	Cypress Semiconductor Corp	102,924
826	*	Diodes, Inc	35,658
783	*	Ditech Networks, Inc	6,037
1,449	*	Dolby Laboratories, Inc (Class A)	28,763
1,600	*	DSP Group, Inc	36,560
825	*	DTS, Inc	17,474
1,088	*	Electro Scientific Industries, Inc	22,413
2,209	*	Emcore Corp	13,077
17,862		Emerson Electric Co	1,497,907
617	*	EMS Technologies, Inc	11,587
2,621	*	Energizer Holdings, Inc	188,756
1,626	*	Energy Conversion Devices, Inc	60,227
1,922	*	EnerSys	30,829
4,270	*	Evergreen Solar, Inc	35,441
1,243	*	Exar Corp	16,519
4,757	*	Fairchild Semiconductor International, Inc	88,956
10,287	*	Finisar Corp	37,342

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
942		Franklin Electric Co, Inc	$50,058
17,341	*	Freescale Semiconductor, Inc (Class B)	659,131
2,947	*	FuelCell Energy, Inc	22,427
10,703	*	Gemstar-TV Guide International, Inc	35,534
1,091	*	Genlyte Group, Inc	77,679
4,791	*	GrafTech International Ltd	27,979
700	*	Greatbatch, Inc	15,834
2,926		Harman International Industries, Inc	244,145
2,986	*	Harmonic, Inc	21,947
5,706		Harris Corp	253,860
4,617	*	Hexcel Corp	65,331
534	*	Hittite Microwave Corp	23,763
35,911		Honeywell International, Inc	1,468,760
956	*	Hutchinson Technology, Inc	20,105
477	*	ID Systems, Inc	11,272
700	*	Ikanos Communications, Inc	8,239
1,456		Imation Corp	58,458
8,324	*	Integrated Device Technology, Inc	133,683
252,091		Intel Corp	5,185,512
2,259	*	Interdigital Communications Corp	77,032
2,499	*	International DisplayWorks, Inc	15,919
2,980	*	International Rectifier Corp	103,823
5,922		Intersil Corp (Class A)	145,385
1,030		Inter-Tel, Inc	22,248
1,695	*	InterVoice, Inc	10,746
530	*	iRobot Corp	10,632
684	*	IXYS Corp	5,739
67,933	*	JDS Uniphase Corp	148,773
3,758	*	Kemet Corp	30,327
5,151		L-3 Communications Holdings, Inc	403,478
577	*	Lamson & Sessions Co	13,744
4,763	*	Lattice Semiconductor Corp	32,484
1,766		Lincoln Electric Holdings, Inc	96,159
13,113		Linear Technology Corp	408,077
1,023	*	Littelfuse, Inc	35,498
472	*	Loral Space & Communications, Inc	12,423
683		LSI Industries, Inc	11,099
17,535	*	LSI Logic Corp	144,138
192,644	*	Lucent Technologies, Inc	450,787
2,849	*	Mattson Technology, Inc	23,647
14,116		Maxim Integrated Products, Inc	396,236
603	*	Maxwell Technologies, Inc	12,265
7,077	*	McData Corp (Class A)	35,602
1,064	*	Medis Technologies Ltd	26,291
6,216	*	MEMC Electronic Materials, Inc	227,692
820	*	Mercury Computer Systems, Inc	9,717
1,572		Methode Electronics, Inc	14,950
573	*	Metrologic Instruments, Inc	10,406
3,046	*	Micrel, Inc	29,211
9,390		Microchip Technology, Inc	304,424
31,010	*	Micron Technology, Inc	539,574
2,827	*	Microsemi Corp	53,289
2,270	*	Microtune, Inc	11,032
4,570	*	Mindspeed Technologies, Inc	7,906

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,659	*	MIPS Technologies, Inc	$17,948
1,348	*	Mobility Electronics, Inc	7,495
5,851		Molex, Inc	228,013
903	*	Monolithic Power Systems, Inc	8,542
1,599	*	Moog, Inc	55,421
972	*	MoSys, Inc	6,542
107,045		Motorola, Inc	2,676,125
5,559	*	MRV Communications, Inc	15,343
383	*	Multi-Fineline Electronix, Inc	9,717
181		National Presto Industries, Inc	10,004
14,628		National Semiconductor Corp	344,197
678	*	Netlogic Microsystems, Inc	17,201
16,021	*	Network Appliance, Inc	592,937
5,298	*	Novellus Systems, Inc	146,543
15,304	*	Nvidia Corp	452,845
2,321	*	Omnivision Technologies, Inc	33,121
6,584	*	ON Semiconductor Corp	38,714
4,194	*	Openwave Systems, Inc	39,256
830	*	Oplink Communications Inc	16,583
803	*	Optical Communication Products, Inc	1,582
575	*	OSI Systems, Inc	11,270
856		Park Electrochemical Corp	27,118
764	*	Parkervision, Inc	5,554
824	*	Pericom Semiconductor Corp	8,034
1,953	*	Photronics, Inc	27,596
2,177		Plantronics, Inc	38,163
1,988	*	Plexus Corp	38,170
1,080	*	PLX Technology, Inc	11,200
11,528	*	PMC - Sierra, Inc	68,476
3,736	*	Polycom, Inc	91,644
1,451	*	Portalplayer, Inc	16,367
242	*	Powell Industries, Inc	5,355
2,878	*	Power-One, Inc	20,837
5,088	*	Powerwave Technologies, Inc	38,669
6,640	*	QLogic Corp	125,496
72,564		Qualcomm, Inc	2,637,701
3,100	*	Quantum Fuel Systems Technologies Worldwide, Inc	6,138
5,923		RadioShack Corp	114,314
732	*	Radyne Corp	8,960
4,362	*	Rambus, Inc	76,073
752		Raven Industries, Inc	22,568
1,279		Regal-Beloit Corp	55,636
8,950	*	RF Micro Devices, Inc	67,841
7,406		Rockwell Collins, Inc	406,145
756	*	Rogers Corp	46,683
26,033	*	Sanmina-SCI Corp	97,363
2,802	*	Semtech Corp	35,754
3,657	*	Silicon Image, Inc	46,517
2,056	*	Silicon Laboratories, Inc	63,777
4,590	*	Silicon Storage Technology, Inc	18,911
2,634	*	Sirenza Microdevices, Inc	20,809
61,830	*	Sirius Satellite Radio, Inc	241,755
6,774	*	Skyworks Solutions, Inc	35,157
2,160	*	Spansion, Inc	36,007

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
3,061	*	Spectrum Brands, Inc	$25,835
1,222	*	Standard Microsystems Corp	34,729
3,972	*	Stratex Networks, Inc	17,636
530	*	Sunpower Corp	14,702
485	*	Supertex, Inc	18,852
6,440	*	Sycamore Networks, Inc	24,343
2,092	*	Symmetricom, Inc	16,882
807	*	Synaptics, Inc	19,667
1,696		Technitrol, Inc	50,626
2,237	*	Tekelec	28,992
1,676		Teleflex, Inc	93,253
18,955	*	Tellabs, Inc	207,747
1,866	*	Tessera Technologies, Inc	64,899
67,548		Texas Instruments, Inc	2,245,971
2,565	*	Thomas & Betts Corp	122,376
8,259	*	Transmeta Corp	9,498
3,536	*	Transwitch Corp	4,986
3,087	*	Trident Microsystems, Inc	71,804
6,366	*	Triquint Semiconductor, Inc	33,103
1,955	*	TTM Technologies, Inc	22,874
711	*	Ulticom, Inc	7,401
1,134	*	Universal Display Corp	12,508
621	*	Universal Electronics, Inc	11,799
4,907	*	Utstarcom, Inc	43,525
2,374	*	Varian Semiconductor Equipment Associates, Inc	87,126
966	*	Viasat, Inc	24,227
772		Vicor Corp	8,909
488	*	Virage Logic Corp	4,446
7,726	*	Vishay Intertechnology, Inc	108,481
440	*	Volterra Semiconductor Corp	7,150
3,171		Whirlpool Corp	266,713
15,166		Xilinx, Inc	332,894
4,672	*	Zhone Technologies, Inc	4,999
660	*	Zoltek Cos, Inc	16,863
2,133	*	Zoran Corp	34,299
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	41,105,855

ENGINEERING AND MANAGEMENT SERVICES - 0.73%
728	*	Advisory Board Co	36,779
4,448	*	Amylin Pharmaceuticals, Inc	196,023
2,911	*	Applera Corp (Celera Genomics Group)	40,521
3,964	*	Ariad Pharmaceuticals, Inc	17,283
349		CDI Corp	7,228
14,837	*	Celgene Corp	642,442
489	*	Cornell Cos, Inc	8,450
1,694		Corporate Executive Board Co	152,308
392	*	CRA International, Inc	18,683
3,342	*	CV Therapeutics, Inc	37,230
2,347	*	deCODE genetics, Inc	12,909
1,088	*	Diamond Management & Technology Consultants, Inc	12,120
3,765	*	Digitas, Inc	36,219
1,409	*	Diversa Corp	11,300
1,976	*	eResearch Technology, Inc	16,025
653	*	Essex Corp	11,362

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,898	*	Exelixis, Inc	$25,242
700	*	Exponent, Inc	11,669
897	*	First Consulting Group, Inc	8,746
3,640		Fluor Corp	279,880
2,148	*	Gen-Probe, Inc	100,720
2,397	*	Harris Interactive, Inc	14,622
2,720	*	Hewitt Associates, Inc	65,987
717	*	Huron Consulting Group, Inc	28,106
2,712	*	ICOS Corp	67,963
2,654	*	Incyte Corp	11,226
1,108	*	Infrasource Services, Inc	19,445
4,108	*	Isis Pharmaceuticals, Inc	29,495
2,403	*	Jacobs Engineering Group, Inc	179,576
514	*	Kendle International, Inc	16,458
402		Landauer, Inc	20,402
998	*	LECG Corp	18,722
3,091	*	Lexicon Genetics, Inc	11,653
1,393	*	Lifecell Corp	44,882
1,458	*	Luminex Corp	26,579
885		MAXIMUS, Inc	23,099
1,339	*	Maxygen, Inc	11,127
4,374	*	Monogram Biosciences, Inc	6,692
10,693		Moody's Corp	699,108
281	*	MTC Technologies, Inc	6,755
1,748	*	Myriad Genetics, Inc	43,088
1,944	*	Navigant Consulting, Inc	38,997
1,115	*	Omnicell, Inc	19,947
14,641		Paychex, Inc	539,521
1,452	*	Per-Se Technologies, Inc	33,077
700	*	PharmaNet Development Group, Inc	13,601
6,914		Quest Diagnostics, Inc	422,860
1,631	*	Regeneron Pharmaceuticals, Inc	25,590
5,690	*	Rentech, Inc	26,345
1,988	*	Resources Connection, Inc	53,259
1,502	*	Rigel Pharmaceuticals, Inc	15,426
1,126	*	Sangamo Biosciences, Inc	6,261
1,856	*	Savient Pharmaceuticals, Inc	12,083
1,893	*	Senomyx, Inc	29,095
3,350	*	Shaw Group, Inc	79,194
1,265	*	Symyx Technologies, Inc	26,805
349	*	Tejon Ranch Co	14,808
2,028	*	Telik, Inc	36,078
2,974	*	Tetra Tech, Inc	51,807
613	*	Trimeris, Inc	5,394
2,124	*	URS Corp	82,602
1,271		Washington Group International, Inc	74,811
1,817		Watson Wyatt & Co Holdings	74,352
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	4,710,037

ENVIRONMENTAL QUALITY AND HOUSING - 0.00%**
3,649	*	Home Solutions of America, Inc	19,996
		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	19,996

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
FABRICATED METAL PRODUCTS - 0.38%
1,662	*	Alliant Techsystems, Inc	$134,722
493		Ameron International Corp	32,755
1,566		Aptargroup, Inc	79,678
4,639		Ball Corp	187,648
754		CIRCOR International, Inc	23,035
4,904		Commercial Metals Co	99,698
866	*	Commercial Vehicle Group, Inc	16,679
2,125		Crane Co	88,825
6,972	*	Crown Holdings, Inc	129,679
900		Dynamic Materials Corp	29,178
1,108	*	Griffon Corp	26,448
281		Gulf Island Fabrication, Inc	7,331
21,630		Illinois Tool Works, Inc	971,187
1,290		Insteel Industries, Inc	25,632
3,078	*	Jacuzzi Brands, Inc	30,749
583	*	Ladish Co, Inc	16,837
394		Lifetime Brands, Inc	7,297
1,434	*	Mobile Mini, Inc	40,740
1,057	*	Mueller Water Products, Inc	15,443
974	*	NCI Building Systems, Inc	56,658
4,228		Pentair, Inc	110,731
866		Silgan Holdings, Inc	32,527
1,564		Simpson Manufacturing Co, Inc	42,275
1,199	*	Smith & Wesson Holding Corp	16,642
2,411		Snap-On, Inc	107,410
2,587	*	Taser International, Inc	19,816
708		Valmont Industries, Inc	36,993
1,041		Watts Water Technologies, Inc (Class A)	33,062
		TOTAL FABRICATED METAL PRODUCTS	2,419,675

FOOD AND KINDRED PRODUCTS - 2.89%
33,460		Anheuser-Busch Cos, Inc	1,589,685
28,398		Archer Daniels Midland Co	1,075,716
417	*	Boston Beer Co, Inc (Class A)	13,698
1,048	*	Burger King Holdings, Inc	16,726
10,322		Campbell Soup Co	376,753
136		Coca-Cola Bottling Co Consolidated	8,429
88,398		Coca-Cola Co	3,949,623
13,420		Coca-Cola Enterprises, Inc	279,539
22,879		ConAgra Foods, Inc	560,102
8,580	*	Constellation Brands, Inc (Class A)	246,932
3,054		Corn Products International, Inc	99,377
3,121	*	Darling International, Inc	13,077
8,316		Del Monte Foods Co	86,902
645		Diamond Foods, Inc	9,230
290		Farmer Bros Co	5,957
2,152		Flowers Foods, Inc	57,846
15,520		General Mills, Inc	878,432
1,898	*	Gold Kist, Inc	39,554
14,729		H.J. Heinz Co	617,587
2,632	*	Hansen Natural Corp	85,487
7,623		Hershey Co	407,449
3,471		Hormel Foods Corp	124,887
477		Imperial Sugar Co	14,844

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
493		J&J Snack Foods Corp	$15,332
2,636		J.M. Smucker Co	126,396
903	*	Jones Soda Co	8,082
10,664		Kellogg Co	528,081
9,265		Kraft Foods, Inc (Class A)	330,390
1,299		Lancaster Colony Corp	58,143
1,209		Lance, Inc	26,622
367	*	M&F Worldwide Corp	5,395
6,080		McCormick & Co, Inc	230,918
385		MGP Ingredients, Inc	8,189
2,108		Molson Coors Brewing Co (Class B)	145,241
234		National Beverage Corp	2,787
477	*	Peet's Coffee & Tea, Inc	11,930
5,915		Pepsi Bottling Group, Inc	209,983
3,287		PepsiAmericas, Inc	70,145
71,710		PepsiCo, Inc	4,679,795
1,301	*	Performance Food Group Co	36,545
790		Premium Standard Farms, Inc	15,050
1,226	*	Ralcorp Holdings, Inc	59,130
880		Reddy Ice Holdings, Inc	21,296
659		Sanderson Farms, Inc	21,325
33,410		Sara Lee Corp	536,899
4,552	*	Smithfield Foods, Inc	122,995
1,991		Tootsie Roll Industries, Inc	58,356
1,498		Topps Co, Inc	13,422
1,753	*	TreeHouse Foods, Inc	41,458
9,247		Tyson Foods, Inc (Class A)	146,858
10,158		Wrigley (Wm.) Jr Co	467,877
		TOTAL FOOD AND KINDRED PRODUCTS	18,556,472

FOOD STORES - 0.25%
70		Arden Group, Inc (Class A)	8,148
646		Great Atlantic & Pacific Tea Co, Inc	15,556
417		Ingles Markets, Inc (Class A)	11,000
31,440		Kroger Co	727,521
1,250	*	Panera Bread Co (Class A)	72,812
935	*	Pantry, Inc	52,706
2,148	*	Pathmark Stores, Inc	21,373
1,648		Ruddick Corp	42,897
9,109		Supervalu, Inc	270,082
462		Weis Markets, Inc	18,388
6,132		Whole Foods Market, Inc	364,425
1,375	*	Wild Oats Markets, Inc	22,234
		TOTAL FOOD STORES	1,627,142

FORESTRY - 0.12%
3,312		Rayonier, Inc	125,194
10,534		Weyerhaeuser Co	648,157
		TOTAL FORESTRY	773,351

FURNITURE AND FIXTURES - 0.30%
1,362		Ethan Allen Interiors, Inc	47,207
1,610		Furniture Brands International, Inc	30,654
2,979		Herman Miller, Inc	101,912

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,852		Hillenbrand Industries, Inc	$162,507
2,529		HNI Corp	105,156
308		Hooker Furniture Corp	4,515
2,650	*	Interface, Inc (Class A)	34,132
8,427		Johnson Controls, Inc	604,553
921		Kimball International, Inc (Class B)	17,775
1,728		La-Z-Boy, Inc	24,123
7,813		Leggett & Platt, Inc	195,559
17,211		Masco Corp	471,926
841		Sealy Corp	10,983
2,316	*	Select Comfort Corp	50,674
408		Stanley Furniture Co, Inc	8,694
2,083	*	Tempur-Pedic International, Inc	35,765
1,750	*	Williams Scotsman International, Inc	37,380
		TOTAL FURNITURE AND FIXTURES	1,943,515

FURNITURE AND HOMEFURNISHINGS STORES - 0.21%
12,255	*	Bed Bath & Beyond, Inc	468,876
7,868		Circuit City Stores, Inc	197,565
652	*	Cost Plus, Inc	7,804
2,722	*	GameStop Corp	125,974
1,395	*	Guitar Center, Inc	62,329
621		Haverty Furniture Cos, Inc	9,905
1,390		Knoll, Inc	28,078
2,516	*	Mohawk Industries, Inc	187,316
3,265		Pier 1 Imports, Inc	24,226
997	*	Restoration Hardware, Inc	8,644
3,202		Steelcase, Inc (Class A)	50,239
978		Tuesday Morning Corp	13,575
4,127		Williams-Sonoma, Inc	133,674
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,318,205

GENERAL BUILDING CONTRACTORS - 0.35%
208	*	Avatar Holdings, Inc	12,284
1,681		Beazer Homes USA, Inc	65,626
436		Brookfield Homes Corp	12,278
266	*	Cavco Industries, Inc	8,382
5,343		Centex Corp	281,149
13,510		DR Horton, Inc	323,580
2,520	*	Hovnanian Enterprises, Inc (Class A)	73,937
3,347		KB Home	146,599
5,705		Lennar Corp (Class A)	258,151
1,893		Levitt Corp (Class A)	22,262
904		M/I Homes, Inc	31,956
131	v*	Mascotech (Escrow)	0
902		McGrath RentCorp	23,091
1,751		MDC Holdings, Inc	81,334
1,066	*	Meritage Homes Corp	44,356
202	*	NVR, Inc	108,070
555	*	Palm Harbor Homes, Inc	8,303
1,161	*	Perini Corp	24,242
8,845		Pulte Homes, Inc	281,802
1,823		Ryland Group, Inc	78,772
3,354		Standard-Pacific Corp	78,819

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
256	*	Team, Inc	$6,415
975		Technical Olympic USA, Inc	9,584
5,850	*	Toll Brothers, Inc	164,268
1,806		Walter Industries, Inc	77,080
2,284	*	WCI Communities, Inc	39,833
		TOTAL GENERAL BUILDING CONTRACTORS	2,262,173

GENERAL MERCHANDISE STORES - 1.80%
1,632	*	99 Cents Only Stores	19,307
4,672	*	Big Lots, Inc	92,552
2,939	*	BJ's Wholesale Club, Inc	85,760
468		Bon-Ton Stores, Inc	13,918
1,794	*	Cabela's, Inc	38,984
2,116		Casey's General Stores, Inc	47,123
381	*	Conn's, Inc	7,951
20,482		Costco Wholesale Corp	1,017,546
2,550		Dillard's, Inc (Class A)	83,461
13,270		Dollar General Corp	180,870
6,921		Family Dollar Stores, Inc	202,370
23,716		Federated Department Stores, Inc	1,024,768
1,377		Fred's, Inc	17,378
10,054		JC Penney Co, Inc	687,593
1,190	*	Retail Ventures, Inc	18,338
5,658		Saks, Inc	97,770
875		Stein Mart, Inc	13,309
37,626		Target Corp	2,078,837
19,625		TJX Cos, Inc	550,089
106,787		Wal-Mart Stores, Inc	5,266,735
		TOTAL GENERAL MERCHANDISE STORES	11,544,659

HEALTH SERVICES - 1.69%
505	*	Alliance Imaging, Inc	3,944
802	*	Amedisys, Inc	31,815
9,106		AmerisourceBergen Corp	411,591
1,100	*	Amsurg Corp	24,486
1,862	*	Apria Healthcare Group, Inc	36,756
339	*	Bio-Reference Labs, Inc	7,611
620		Brookdale Senior Living, Inc	28,780
19,182		Caremark Rx, Inc	1,087,044
4,879		Cigna Corp	567,525
4,575	*	Community Health Systems, Inc	170,876
242	*	Corvel Corp	8,489
2,045	*	Covance, Inc	135,747
6,884	*	Coventry Health Care, Inc	354,664
1,087	*	Cross Country Healthcare, Inc	18,479
4,288	*	DaVita, Inc	248,147
2,603	*	Edwards Lifesciences Corp	121,274
900	*	Emeritus Corp	19,395
1,006	*	Enzo Biochem, Inc	12,263
5,124	*	Express Scripts, Inc	386,811
1,315	*	Five Star Quality Care, Inc	14,149
963	*	Genesis HealthCare Corp	45,868
1,154	*	Genomic Health, Inc	16,687
968	*	Gentiva Health Services, Inc	15,914

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
16,634		HCA, Inc	$829,870
10,183		Health Management Associates, Inc (Class A)	212,825
1,438	*	Healthways, Inc	64,135
401	*	Horizon Health Corp	6,123
1,110	*	Hythiam, Inc	8,014
1,499	*	Kindred Healthcare, Inc	44,565
5,485	*	Laboratory Corp of America Holdings	359,651
1,181		LCA-Vision, Inc	48,787
474	*	LHC Group, Inc	10,580
2,397	*	LifePoint Hospitals, Inc	84,662
4,443	*	Lincare Holdings, Inc	153,906
1,843	*	Magellan Health Services, Inc	78,512
3,502		Manor Care, Inc	183,085
1,055	*	Matria Healthcare, Inc	29,318
13,287		McKesson Corp	700,491
275	*	Medcath Corp	8,275
12,998	*	Medco Health Solutions, Inc	781,310
254		National Healthcare Corp	13,647
3,487	*	Nektar Therapeutics	50,248
620	*	Nighthawk Radiology Holdings, Inc	11,861
1,899	*	Odyssey HealthCare, Inc	26,928
5,367		Omnicare, Inc	231,264
1,779		Option Care, Inc	23,821
2,070	*	Pediatrix Medical Group, Inc	94,392
4,086		Pharmaceutical Product Development, Inc	145,829
2,264	*	Psychiatric Solutions, Inc	77,180
418	*	Radiation Therapy Services, Inc	12,218
635	*	RehabCare Group, Inc	8,318
2,322	*	Sierra Health Services, Inc	87,864
1,400	*	Stereotaxis, Inc	14,490
956	*	Sun Healthcare Group, Inc	10,267
2,302	*	Sunrise Senior Living, Inc	68,761
636	*	Symbion, Inc	11,677
19,680	*	Tenet Healthcare Corp	160,195
3,965	*	Triad Hospitals, Inc	174,623
1,920	*	United Surgical Partners International, Inc	47,674
1,959		Universal Health Services, Inc (Class B)	117,403
513	*	VistaCare, Inc (Class A)	5,335
27,404	*	WellPoint, Inc	2,111,478
		TOTAL HEALTH SERVICES	10,877,897

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.02%
1,460		Granite Construction, Inc	77,891
852	*	Matrix Service Co	11,153
372	*	Sterling Construction Co, Inc	7,462
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	96,506

HOLDING AND OTHER INVESTMENT OFFICES - 3.15%
4,105		Aames Investment Corp	14,450
1,314		Acadia Realty Trust	33,507
1,376	*	Affiliated Managers Group, Inc	137,751
2,756	*	Affordable Residential Communities	26,706
287		Agree Realty Corp	9,428
105	*	Alexander's, Inc	32,576

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,276		Alexandria Real Estate Equities, Inc	$119,689
6,207		Allied Capital Corp	187,513
3,908		AMB Property Corp	215,370
557		American Campus Communities, Inc	14,209
5,376		American Financial Realty Trust	59,996
1,808		American Home Mortgage Investment Corp	63,045
8,109		Annaly Mortgage Management, Inc	106,552
3,152		Anthracite Capital, Inc	40,535
2,610		Anworth Mortgage Asset Corp	21,793
4,072		Apartment Investment & Management Co (Class A)	221,558
3,362		Apollo Investment Corp	68,955
386		Arbor Realty Trust, Inc	9,866
8,906		Archstone-Smith Trust	484,843
2,985		Ashford Hospitality Trust, Inc	35,611
3,290		AvalonBay Communities, Inc	396,116
2,824		BioMed Realty Trust, Inc	85,680
4,825		Boston Properties, Inc	498,615
4,101		Brandywine Realty Trust	133,487
2,053		BRE Properties, Inc (Class A)	122,626
2,338		Camden Property Trust	177,711
1,408		Capital Lease Funding, Inc	15,615
111		Capital Southwest Corp	13,226
440		Capital Trust, Inc	17,921
2,589		CBL & Associates Properties, Inc	108,505
1,880		Cedar Shopping Centers, Inc	30,400
448		CentraCore Properties Trust	14,224
184		Cherokee, Inc	6,736
1,888		Colonial Properties Trust	90,265
542		Compass Diversified Trust	8,293
1,573		Corporate Office Properties Trust	70,407
1,880		Cousins Properties, Inc	64,315
3,197		Crescent Real Estate Equities Co	69,727
2,139		Deerfield Triarc Capital Corp	28,042
4,589		Developers Diversified Realty Corp	255,883
2,671		DiamondRock Hospitality Co	44,365
960		Digital Realty Trust, Inc	30,067
5,615		Duke Realty Corp	209,720
1,133		EastGroup Properties, Inc	56,491
834		Education Realty Trust, Inc	12,310
144	*	Enstar Group, Inc	13,758
1,094		Entertainment Properties Trust	53,956
2,250		Equity Inns, Inc	35,820
892		Equity Lifestyle Properties, Inc	40,773
15,612		Equity Office Properties Trust	620,733
2,160		Equity One, Inc	51,775
12,376		Equity Residential	625,978
1,051		Essex Property Trust, Inc	127,591
2,180		Extra Space Storage, Inc	37,736
2,433		Federal Realty Investment Trust	180,772
3,010		FelCor Lodging Trust, Inc	60,351
3,003		Fieldstone Investment Corp	26,216
1,840		First Industrial Realty Trust, Inc	80,960
858		First Potomac Realty Trust	25,929
2,056		Franklin Street Properties Corp	40,832

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES	COMPANY	VALUE
6,196	Friedman Billings Ramsey Group, Inc	$49,754
7,148	General Growth Properties, Inc	340,602
755	Getty Realty Corp	22,106
395	Gladstone Capital Corp	8,694
629	Gladstone Investment Corp	9,183
1,668	Glenborough Realty Trust, Inc	42,918
1,627	Glimcher Realty Trust	40,317
620	Global Signal, Inc	31,360
2,180	GMH Communities Trust	27,512
695	Gramercy Capital Corp	17,521
682	Harris & Harris Group, Inc	8,375
5,790	Health Care Property Investors, Inc	179,780
2,673	Health Care REIT, Inc	106,947
1,823	Healthcare Realty Trust, Inc	70,021
1,044	Heritage Property Investment Trust	38,064
1,137	Hersha Hospitality Trust	10,915
2,478	Highland Hospitality Corp	35,510
2,254	Highwoods Properties, Inc	83,871
1,591	Home Properties, Inc	90,942
1,920	HomeBanc Corp	11,808
2,995	Hospitality Properties Trust	141,364
22,399	Host Marriott Corp	513,609
8,972	HRPT Properties Trust	107,215
3,059	IMPAC Mortgage Holdings, Inc	28,663
3,626	Inland Real Estate Corp	63,528
2,210	Innkeepers U.S.A. Trust	36,001
1,721	Investors Real Estate Trust	16,797
41,500	iShares Russell 3000 Index Fund	3,190,935
5,103	iStar Financial, Inc	212,795
880	JER Investors Trust, Inc	15,101
1,329	Kilroy Realty Corp	100,127
9,120	Kimco Realty Corp	390,974
1,660	Kite Realty Group Trust	28,286
3,745	KKR Financial Corp	91,902
1,848	LaSalle Hotel Properties	80,092
2,194	Lexington Corporate Properties Trust	46,469
3,964	Liberty Property Trust	189,440
1,306	LTC Properties, Inc	31,671
3,289	Luminent Mortgage Capital, Inc	33,844
3,139	Macerich Co	239,694
2,594	Mack-Cali Realty Corp	134,369
1,740	Maguire Properties, Inc	70,888
1,644	Medical Properties Trust, Inc	22,013
3,170	MFA Mortgage Investments, Inc	23,616
1,187	Mid-America Apartment Communities, Inc	72,668
2,536	Mills Corp	42,377
1,660	MortgageIT Holdings, Inc	23,373
1,200	MVC Capital, Inc	15,552
892	National Health Investors, Inc	25,270
2,183	National Retail Properties, Inc	47,153
3,253	Nationwide Health Properties, Inc	86,985
1,898	New Century Financial Corp	74,610
4,581	New Plan Excel Realty Trust	123,916
1,828	Newcastle Investment Corp	50,105

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,140		Newkirk Realty Trust, Inc	$18,787
1,286		NorthStar Realty Finance Corp	16,332
1,495		Novastar Financial, Inc	43,639
12,282		NTL, Inc	312,331
2,173		Omega Healthcare Investors, Inc	32,617
1,845		Pan Pacific Retail Properties, Inc	128,080
544		Parkway Properties, Inc	25,291
1,780		Pennsylvania Real Estate Investment Trust	75,775
8,019		Plum Creek Timber Co, Inc	272,967
1,724		Post Properties, Inc	81,924
1,978		Potlatch Corp	73,384
10,657		Prologis	608,088
842		PS Business Parks, Inc	50,773
5,327		Public Storage, Inc	458,069
975		RAIT Investment Trust	28,129
562		Ramco-Gershenson Properties	17,956
11,096	*	Realogy Corp	251,657
3,460		Realty Income Corp	85,497
3,747		Reckson Associates Realty Corp	160,372
1,219		Redwood Trust, Inc	61,401
3,054		Regency Centers Corp	209,993
990		Republic Property Trust	10,910
474		Saul Centers, Inc	21,330
2,604		Saxon Capital, Inc	36,560
2,315		Senior Housing Properties Trust	49,402
9,583		Simon Property Group, Inc	868,411
693		Sizeler Property Investors, Inc	10,416
1,953		SL Green Realty Corp	218,150
915		Sovran Self Storage, Inc	50,828
3,425		Spirit Finance Corp	39,764
770	*	Star Maritime Acquisition Corp	7,400
3,047		Strategic Hotels & Resorts, Inc	60,574
754		Sun Communities, Inc	24,098
2,409		Sunstone Hotel Investors, Inc	71,595
1,579		Tanger Factory Outlet Centers, Inc	56,244
367		Tarragon Corp	3,820
2,195		Taubman Centers, Inc	97,502
4,861		Thornburg Mortgage, Inc	123,810
4,082		Trizec Properties, Inc	118,011
2,818		Trustreet Properties, Inc	35,253
5,574		United Dominion Realty Trust, Inc	168,335
514		Universal Health Realty Income Trust	18,427
841		Urstadt Biddle Properties, Inc (Class A)	15,281
1,920		U-Store-It Trust	41,203
4,353		Ventas, Inc	167,765
5,288		Vornado Realty Trust	576,392
1,836		Washington Real Estate Investment Trust	73,073
3,528		Weingarten Realty Investors	151,775
843		Windrose Medical Properties Trust	14,904
762		Winston Hotels, Inc	9,388
2,500		Winthrop Realty Trust	16,125
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	20,255,290

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
HOTELS AND OTHER LODGING PLACES - 0.50%
1,198		Ameristar Casinos, Inc	$26,008
1,739	*	Aztar Corp	92,184
712	*	Bluegreen Corp	8,167
1,823		Boyd Gaming Corp	70,076
1,400		Choice Hotels International, Inc	57,260
1,861	*	Gaylord Entertainment Co	81,605
954	*	Great Wolf Resorts, Inc	11,410
16,523		Hilton Hotels Corp	460,193
743	*	Isle of Capri Casinos, Inc	15,647
6,008	*	Las Vegas Sands Corp	410,647
1,050	*	Lodgian, Inc	13,944
938		Marcus Corp	21,546
14,536		Marriott International, Inc (Class A)	561,671
4,945	*	MGM Mirage	195,278
342	*	Monarch Casino & Resort, Inc	6,631
710	*	Morgans Hotel Group Co	8,875
937	*	Riviera Holdings Corp	19,143
9,482		Starwood Hotels & Resorts Worldwide, Inc	542,276
2,120		Station Casinos, Inc	122,600
2,059	*	Trump Entertainment Resorts, Inc	34,921
1,430	*	Vail Resorts, Inc	57,229
8,817	*	Wyndham Worldwide Corp	246,611
2,022	*	Wynn Resorts Ltd	137,516
		TOTAL HOTELS AND OTHER LODGING PLACES	3,201,438

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.23%
32,738		3M Co	2,436,362
396		Aaon, Inc	9,033
1,115		Actuant Corp	55,862
4,290	*	AGCO Corp	108,751
1,085		Albany International Corp (Class A)	34,525
1,377	*	Allis-Chalmers Energy, Inc	20,159
7,800		American Standard Cos, Inc	327,366
306		Ampco-Pittsburgh Corp	9,465
68,009		Applied Materials, Inc	1,205,817
580	*	Astec Industries, Inc	14,645
1,420	*	ASV, Inc	21,172
2,142	*	Asyst Technologies, Inc	14,480
4,034	*	Axcelis Technologies, Inc	28,487
3,358		Black & Decker Corp	266,457
723		Black Box Corp	28,139
2,391	*	Blount International, Inc	23,958
2,080		Briggs & Stratton Corp	57,304
3,439	*	Brooks Automation, Inc	44,879
1,368		Bucyrus International, Inc (Class A)	58,031
1,409		Carlisle Cos, Inc	118,497
779		Cascade Corp	35,561
28,928		Caterpillar, Inc	1,903,462
2,480		CDW Corp	152,966
4,059	*	Cirrus Logic, Inc	29,590
749	*	Columbus McKinnon Corp	13,504
2,212		Cummins, Inc	263,737
1,904		Curtiss-Wright Corp	57,786
1,615	*	Cymer, Inc	70,915

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
10,150		Deere & Co	$851,686
99,982	*	Dell, Inc	2,283,589
3,064		Diebold, Inc	133,376
3,243		Donaldson Co, Inc	119,667
8,741		Dover Corp	414,673
1,490	*	Dresser-Rand Group, Inc	30,396
534	*	Dril-Quip, Inc	36,141
6,541		Eaton Corp	450,348
2,405	*	Electronics for Imaging, Inc	55,026
102,865	*	EMC Corp	1,232,323
3,352	*	Emulex Corp	60,906
2,000	*	ENGlobal Corp	12,380
816	*	EnPro Industries, Inc	24,529
5,635	*	Entegris, Inc	61,478
4,316	*	Extreme Networks, Inc	15,667
713	*	Flanders Corp	6,103
1,456	*	Flow International Corp	18,884
2,299	*	Flowserve Corp	116,306
2,844	*	FMC Technologies, Inc	152,723
2,170	*	Gardner Denver, Inc	71,784
8,749	*	Gateway, Inc	16,536
386	*	Gehl Co	10,337
451,076		d General Electric Co	15,922,983
2,050	*	Global Imaging Systems, Inc	45,244
969	*	Goodman Global, Inc	12,936
348		Gorman-Rupp Co	11,380
2,849		Graco, Inc	111,282
5,471	*	Grant Prideco, Inc	208,062
121,375		Hewlett-Packard Co	4,453,249
849	*	Hydril	47,595
2,489		IDEX Corp	107,151
2,109	*	Intermec, Inc	55,593
67,334		International Business Machines Corp	5,517,348
14,526		International Game Technology	602,829
911	*	Intevac, Inc	15,305
8,194		Jabil Circuit, Inc	234,103
5,542		Joy Global, Inc	208,435
644	*	Kadant, Inc	15,817
1,178		Kaydon Corp	43,610
1,837		Kennametal, Inc	104,066
1,393	*	Komag, Inc	44,520
2,318	*	Kulicke & Soffa Industries, Inc	20,491
5,842	*	Lam Research Corp	264,818
425	*	LB Foster Co	6,843
2,546		Lennox International, Inc	58,303
4,470	*	Lexmark International, Inc	257,740
485		Lindsay Manufacturing Co	13,944
612		Lufkin Industries, Inc	32,387
2,504		Manitowoc Co, Inc	112,154
1,708	*	Micros Systems, Inc	83,555
277	*	Middleby Corp	21,346
1,295		Modine Manufacturing Co	31,507
265		Nacco Industries, Inc (Class A)	36,016
604	*	NATCO Group, Inc	17,395

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,173	*	Netgear, Inc	$24,152
485		NN, Inc	5,738
1,219		Nordson Corp	48,589
2,474	*	Oil States International, Inc	68,035
5,164		Pall Corp	159,103
3,492	*	Palm, Inc	50,843
5,213		Parker Hannifin Corp	405,283
1,711	*	Paxar Corp	34,186
1,020	*	ProQuest Co	13,280
6,315	*	Quantum Corp	13,767
1,849	*	Rackable Systems, Inc	50,607
620	*	RBC Bearings, Inc	14,973
553		Robbins & Myers, Inc	17,099
7,729		Rockwell Automation, Inc	449,055
5,027	*	Safeguard Scientifics, Inc	9,853
8,388	*	SanDisk Corp	449,094
531		Sauer-Danfoss, Inc	12,733
1,200	*	Scansource, Inc	36,396
2,742	*	Scientific Games Corp (Class A)	87,196
661	*	Semitool, Inc	6,835
2,019	*	Sigma Designs, Inc	30,184
8,920		Smith International, Inc	346,096
36,758	*	Solectron Corp	119,831
2,433		SPX Corp	130,019
564		Standex International Corp	15,724
3,376		Stanley Works	168,294
10,453		Symbol Technologies, Inc	155,332
674	*	Tecumseh Products Co (Class A)	10,252
654		Tennant Co	15,918
4,502	*	Terex Corp	203,580
3,398		Timken Co	101,192
1,843		Toro Co	77,719
918	*	TurboChef Technologies, Inc	12,760
1,034	*	Ultratech, Inc	13,773
2,589	*	VA Software Corp	10,408
5,800	*	Varian Medical Systems, Inc	309,662
1,614	*	VeriFone Holdings, Inc	46,080
1,157		Watsco, Inc	53,234
9,772	*	Western Digital Corp	176,873
1,118		Woodward Governor Co	37,498
3,111	*	Zebra Technologies Corp (Class A)	111,187
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	46,406,208

INSTRUMENTS AND RELATED PRODUCTS - 4.13%
956	*	Abaxis, Inc	22,361
828	*	Abiomed, Inc	12,246
518	*	ADE Corp	16,586
2,875	*	Advanced Medical Optics, Inc	113,706
2,839	*	Affymetrix, Inc	61,209
18,221	*	Agilent Technologies, Inc	595,677
2,388	*	Align Technology, Inc	27,175
6,609		Allergan, Inc	744,239
3,495	*	American Medical Systems Holdings, Inc	64,413
317	*	American Science & Engineering, Inc	15,381

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
880		Analogic Corp	$45,162
898	*	Anaren, Inc	18,921
499	*	Angiodynamics, Inc	10,334
8,000		Applera Corp (Applied Biosystems Group)	264,880
697	*	Argon ST, Inc	16,707
1,546	*	Armor Holdings, Inc	88,632
847		Arrow International, Inc	26,943
983	*	Arthrocare Corp	46,063
615	*	Aspect Medical Systems, Inc	10,498
422		Badger Meter, Inc	10,630
4,611		Bard (C.R.), Inc	345,825
2,263		Bausch & Lomb, Inc	113,444
28,425		Baxter International, Inc	1,292,200
2,919		Beckman Coulter, Inc	168,018
10,861		Becton Dickinson & Co	767,547
10,877		Biomet, Inc	350,131
827	*	Bio-Rad Laboratories, Inc (Class A)	58,494
1,016	*	Biosite, Inc	46,970
53,309	*	Boston Scientific Corp	788,440
968	*	Bruker BioSciences Corp	6,786
1,283	*	Candela Corp	13,997
1,983	*	Cepheid, Inc	14,317
1,139	*	Cerus Corp	6,321
553		CNS, Inc	15,611
1,163	*	Coherent, Inc	40,310
926		Cohu, Inc	16,511
1,022	*	Conmed Corp	21,574
2,123		Cooper Cos, Inc	113,580
4,868	*	Credence Systems Corp	13,874
809	*	Cyberonics, Inc	14,182
10,454		Danaher Corp	717,876
547		Datascope Corp	18,308
7,234		Dentsply International, Inc	217,816
1,499	*	Depomed, Inc	6,116
708	*	DexCom, Inc	7,880
909	*	Dionex Corp	46,304
891	*	DJ Orthopedics, Inc	37,003
1,704		DRS Technologies, Inc	74,414
600	*	DXP Enterprises, Inc	14,034
12,095		Eastman Kodak Co	270,928
672		EDO Corp	15,375
1,674	*	Encore Medical Corp	10,546
1,077	*	ESCO Technologies, Inc	49,585
1,080	*	Esterline Technologies Corp	36,461
1,000	*	ev3, Inc	17,010
655	*	Excel Technology, Inc	19,381
991	*	FEI Co	20,920
5,355	*	Fisher Scientific International, Inc	418,975
2,879	*	Flir Systems, Inc	78,194
1,872	*	Formfactor, Inc	78,867
1,692	*	Fossil, Inc	36,446
785	*	Foxhollow Technologies, Inc	26,839
1,154	*	Haemonetics Corp	54,007
1,275	*	HealthTronics, Inc	7,867

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,678	*	Herley Industries, Inc	$20,774
2,299	*	Hologic, Inc	100,052
520	*	ICU Medical, Inc	23,650
898	*	I-Flow Corp	10,794
1,118	*	II-VI, Inc	27,861
1,840	*	Illumina, Inc	60,794
2,936	*	Input/Output, Inc	29,154
713	*	Integra LifeSciences Holdings Corp	26,723
2,197	*	Intermagnetics General Corp	59,429
874	*	Intralase Corp	17,227
1,564	*	Intuitive Surgical, Inc	164,924
1,096		Invacare Corp	25,778
1,916	*	Ionatron, Inc	9,216
612	*	IRIS International, Inc	7,038
1,257	*	Itron, Inc	70,141
1,354	*	Ixia	12,064
128,561		Johnson & Johnson	8,348,816
523	*	Kensey Nash Corp	15,308
8,668		Kla-Tencor Corp	385,466
3,535	*	Kopin Corp	11,842
1,831	*	Kyphon, Inc	68,516
3,051	*	L-1 Identity Solutions, Inc	39,816
3,001	*	LTX Corp	15,035
415	*	Measurement Specialties, Inc	7,740
375	*	Medical Action Industries, Inc	10,084
52,251		Medtronic, Inc	2,426,536
1,613		Mentor Corp	81,279
1,160	*	Merit Medical Systems, Inc	15,753
1,788	*	Mettler-Toledo International, Inc	118,276
2,213	*	Millipore Corp	135,657
1,290		Mine Safety Appliances Co	45,976
1,514	*	MKS Instruments, Inc	30,749
734	*	Molecular Devices Corp	13,572
756		Movado Group, Inc	19,218
884		MTS Systems Corp	28,589
2,733		National Instruments Corp	74,720
764	*	Natus Medical, Inc	10,429
516	*	Neurometrix, Inc	9,809
1,859	*	Newport Corp	30,302
1,400	*	Northstar Neuroscience, Inc	18,480
1,377	*	NuVasive, Inc	27,691
730		Oakley, Inc	12,447
159	*	OYO Geospace Corp	9,023
649	*	Palomar Medical Technologies, Inc	27,388
5,102		PerkinElmer, Inc	96,600
734	*	Photon Dynamics, Inc	9,740
9,787		Pitney Bowes, Inc	434,249
1,097		PolyMedica Corp	46,963
1,644	*	RAE Systems, Inc	5,014
3,156	*	Resmed, Inc	127,029
3,130	*	Respironics, Inc	120,849
636	*	Rofin-Sinar Technologies, Inc	38,650
3,611		Roper Industries, Inc	161,556
1,074	*	Rudolph Technologies, Inc	19,686

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,843	*	Sirf Technology Holdings, Inc	$68,204
696		Sirona Dental Systems, Inc	22,919
835	*	Sonic Solutions, Inc	12,725
631	*	SonoSite, Inc	17,920
1,262	*	Spectranetics Corp	14,765
15,533	*	St. Jude Medical, Inc	548,160
2,848		STERIS Corp	68,523
13,208		Stryker Corp	654,985
1,436	*	Symmetry Medical, Inc	21,669
1,702	*	Techne Corp	86,564
3,488		Tektronix, Inc	100,908
1,397	*	Teledyne Technologies, Inc	55,321
8,223	*	Teradyne, Inc	108,215
7,201	*	Thermo Electron Corp	283,215
2,165	*	ThermoGenesis Corp	8,379
2,549	*	Thoratec Corp	39,790
2,269	*	Trimble Navigation Ltd	106,825
1,501	*	TriPath Imaging, Inc	13,554
417		United Industrial Corp	22,309
1,292	*	Varian, Inc	59,264
1,196	*	Veeco Instruments, Inc	24,099
1,183	*	Ventana Medical Systems, Inc	48,302
1,178	*	Viasys Healthcare, Inc	32,116
422	*	Vital Images, Inc	13,327
204		Vital Signs, Inc	11,548
4,636	*	Waters Corp	209,918
1,418	*	Wright Medical Group, Inc	34,386
40,276	*	Xerox Corp	626,695
967		X-Rite, Inc	10,386
200		Young Innovations, Inc	7,192
10,710	*	Zimmer Holdings, Inc	722,925
417	*	Zoll Medical Corp	14,966
758	*	Zygo Corp	9,664
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	26,545,257

INSURANCE AGENTS, BROKERS AND SERVICE - 0.42%
13,813		AON Corp	467,846
5,116		Brown & Brown, Inc	156,345
756		Clark, Inc	8,520
837		Crawford & Co (Class B)	5,683
4,146		Gallagher (Arthur J.) & Co	110,574
13,159		Hartford Financial Services Group, Inc	1,141,543
1,506		Hilb Rogal & Hobbs Co	64,231
369	*	James River Group, Inc	10,830
23,804		Marsh & McLennan Cos, Inc	670,083
1,466		National Financial Partners Corp	60,150
1,653	*	USI Holdings Corp	22,398
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	2,718,203

INSURANCE CARRIERS - 4.63%
1,026		21st Century Insurance Group	15,339
24,463		Aetna, Inc	967,512
1,205		Affirmative Insurance Holdings, Inc	17,653
21,879		Aflac, Inc	1,001,183

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,425		Alfa Corp	$24,610
245	*	Alleghany Corp	70,807
27,609		Allstate Corp	1,731,913
4,591		Ambac Financial Group, Inc	379,905
2,322		American Equity Investment Life Holding Co	28,491
2,652		American Financial Group, Inc	124,458
95,548		American International Group, Inc	6,331,076
676		American National Insurance Co	78,348
375	*	American Physicians Capital, Inc	18,142
2,506	*	AMERIGROUP Corp	74,052
1,814		AmerUs Group Co	123,370
1,294	*	Argonaut Group, Inc	40,153
5,590		Assurant, Inc	298,562
274		Baldwin & Lyons, Inc (Class B)	6,636
530		Bristol West Holdings, Inc	7,711
1,744	*	Centene Corp	28,671
17,944		Chubb Corp	932,370
6,868		Cincinnati Financial Corp	330,076
876	*	CNA Financial Corp	31,553
701	*	CNA Surety Corp	14,160
2,255		Commerce Group, Inc	67,763
6,615	*	Conseco, Inc	138,849
1,597		Delphi Financial Group, Inc (Class A)	63,688
425		Direct General Corp	5,720
263		Donegal Group, Inc	5,318
78		EMC Insurance Group, Inc	2,249
2,450		Erie Indemnity Co (Class A)	128,306
545		FBL Financial Group, Inc (Class A)	18,241
7,577		Fidelity National Financial, Inc	315,582
1,084		Fidelity National Title Group, Inc	22,721
1,112	*	First Acceptance Corp	12,777
3,543		First American Corp	150,011
439	*	Fpic Insurance Group, Inc	17,389
19,595		Genworth Financial, Inc	686,021
281		Great American Financial Resources, Inc	5,881
2,038		Hanover Insurance Group, Inc	90,956
546		Harleysville Group, Inc	19,105
5,045		HCC Insurance Holdings, Inc	165,880
4,796	*	Health Net, Inc	208,722
1,123	*	HealthExtras, Inc	31,792
750	*	Healthspring, Inc	14,437
1,885		Horace Mann Educators Corp	36,249
7,129	*	Humana, Inc	471,156
297		Independence Holding Co	6,463
753		Infinity Property & Casualty Corp	30,971
155		Kansas City Life Insurance Co	7,059
768		LandAmerica Financial Group, Inc	50,527
6,882		Leucadia National Corp	180,102
12,289		Lincoln National Corp	762,901
19,320		Loews Corp	732,228
428	*	Markel Corp	175,762
5,899		MBIA, Inc	362,435
1,073	*	Meadowbrook Insurance Group, Inc	12,082
1,146		Mercury General Corp	56,853

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
20,088		Metlife, Inc	$1,138,588
3,937		MGIC Investment Corp	236,102
349		Midland Co	15,119
547	*	Molina Healthcare, Inc	19,342
660		National Interstate Corp	16,236
88		National Western Life Insurance Co (Class A)	20,230
2,032		Nationwide Financial Services, Inc (Class A)	97,739
540	*	Navigators Group, Inc	25,925
242		NYMAGIC, Inc	7,671
377		Odyssey Re Holdings Corp	12,735
2,634		Ohio Casualty Corp	68,142
10,257		Old Republic International Corp	227,193
2,297	*	Philadelphia Consolidated Holding Co	91,375
4,481		Phoenix Cos, Inc	62,734
1,396	*	PMA Capital Corp (Class A)	12,313
3,716		PMI Group, Inc	162,798
1,006		Presidential Life Corp	22,504
12,113		Principal Financial Group	657,494
1,554	*	ProAssurance Corp	76,581
33,626		Progressive Corp	825,182
2,993		Protective Life Corp	136,930
21,252		Prudential Financial, Inc	1,620,465
3,422		Radian Group, Inc	205,320
1,208		Reinsurance Group Of America, Inc	62,731
1,133		RLI Corp	57,545
5,256		Safeco Corp	309,736
594		Safety Insurance Group, Inc	28,904
416	*	SCPIE Holdings, Inc	9,793
644	*	SeaBright Insurance Holdings, Inc	8,997
1,382		Selective Insurance Group, Inc	72,707
30,155		St. Paul Travelers Cos, Inc	1,413,968
2,214		Stancorp Financial Group, Inc	98,811
621		State Auto Financial Corp	18,971
743		Stewart Information Services Corp	25,834
4,471		Torchmark Corp	282,165
637		Tower Group, Inc	21,244
1,419		Transatlantic Holdings, Inc	85,722
474	*	Triad Guaranty, Inc	24,255
862		United Fire & Casualty Co	26,981
58,184		UnitedHealth Group, Inc	2,862,653
2,276		Unitrin, Inc	100,531
1,595	*	Universal American Financial Corp	25,632
14,468		UnumProvident Corp	280,535
6,725		W.R. Berkley Corp	237,998
1,359	*	WellCare Health Plans, Inc	76,960
67		Wesco Financial Corp	29,279
1,531		Zenith National Insurance Corp	61,072
		TOTAL INSURANCE CARRIERS	29,714,689

JUSTICE, PUBLIC ORDER AND SAFETY - 0.02%
2,500	*	Corrections Corp of America	108,125
537	*	Geo Group, Inc	22,688
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	130,813

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
LEATHER AND LEATHER PRODUCTS - 0.13%
16,484	*	Coach, Inc	$567,050
530	*	CROCS, Inc	17,994
1,096	*	Genesco, Inc	37,779
1,472	*	Iconix Brand Group, Inc	23,699
1,090		Steven Madden Ltd	42,772
1,994	*	Timberland Co (Class A)	57,367
184		Weyco Group, Inc	4,116
2,253		Wolverine World Wide, Inc	63,782
		TOTAL LEATHER AND LEATHER PRODUCTS	814,559

LEGAL SERVICES - 0.01%
1,725	*	FTI Consulting, Inc	43,228
489		Pre-Paid Legal Services, Inc	19,399
		TOTAL LEGAL SERVICES	62,627

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
4,058		Laidlaw International, Inc	110,905
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	110,905

LUMBER AND WOOD PRODUCTS - 0.03%
466		American Woodmark Corp	15,700
5,279	*	Champion Enterprises, Inc	36,425
446		Deltic Timber Corp	21,256
4,339		Louisiana-Pacific Corp	81,443
374		Skyline Corp	14,291
681		Universal Forest Products, Inc	33,403
		TOTAL LUMBER AND WOOD PRODUCTS	202,518

METAL MINING - 0.35%
1,802		Cleveland-Cliffs, Inc	68,674
14,553	*	Coeur d'Alene Mines Corp	68,545
1,895		Foundation Coal Holdings, Inc	61,341
8,123		Freeport-McMoRan Copper & Gold, Inc (Class A)	432,631
5,707	*	Hecla Mining Co	32,758
17,886		Newmont Mining Corp	764,627
8,884		Phelps Dodge Corp	752,475
1,026		Royal Gold, Inc	27,835
282		Southern Copper Corp	26,085
1,962	*	Stillwater Mining Co	16,481
		TOTAL METAL MINING	2,251,452

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.20%
1,085		Blyth, Inc	26,398
2,987		Callaway Golf Co	39,160
1,996		Daktronics, Inc	41,297
6,382		Fortune Brands, Inc	479,352
6,926		Hasbro, Inc	157,567
1,717	*	Jakks Pacific, Inc	30,614
1,666	*	K2, Inc	19,542
396		Marine Products Corp	3,849
16,998		Mattel, Inc	334,861
1,290		Nautilus, Inc	17,738
2,173	*	Progressive Gaming International Corp	17,819

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
953	*	RC2 Corp	$31,954
395	*	Russ Berrie & Co, Inc	6,020
1,355	*	Shuffle Master, Inc	36,599
380	*	Steinway Musical Instruments, Inc	10,640
1,729		Yankee Candle Co, Inc	50,608
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,304,018

MISCELLANEOUS RETAIL - 1.29%
833	*	1-800-FLOWERS.COM, Inc (Class A)	4,382
409	*	AC Moore Arts & Crafts, Inc	7,783
13,471	*	Amazon.com, Inc	432,689
2,166		Barnes & Noble, Inc	82,178
17,416		Best Buy Co, Inc	932,801
844		Big 5 Sporting Goods Corp	19,243
507	*	Blue Nile, Inc	18,429
594		Books-A-Million, Inc	10,603
2,777		Borders Group, Inc	56,651
530	*	Build-A-Bear Workshop, Inc	12,068
1,324		Cash America International, Inc	51,742
2,131	*	CKX, Inc	26,531
2,484	*	Coldwater Creek, Inc	71,440
35,471		CVS Corp	1,139,329
845	*	dELiA*s, Inc	6,507
1,856	*	Dick's Sporting Goods, Inc	84,485
4,474	*	Dollar Tree Stores, Inc	138,515
2,404	*	Drugstore.com, Inc	8,294
499	*	Ezcorp, Inc	19,301
1,644	*	GSI Commerce, Inc	24,397
1,901	*	Hibbett Sporting Goods, Inc	49,768
1,317		Longs Drug Stores Corp	60,595
5,640		Michaels Stores, Inc	245,566
1,675		MSC Industrial Direct Co (Class A)	68,240
1,331	*	Nutri/System, Inc	82,908
12,413	*	Office Depot, Inc	492,796
2,955		OfficeMax, Inc	120,387
568	*	Overstock.com, Inc	9,957
2,661	*	Petco Animal Supplies, Inc	76,211
5,993		Petsmart, Inc	166,306
1,125	*	Priceline.com, Inc	41,389
22,239	*	Rite Aid Corp	100,965
3,746	*	Sears Holdings Corp	592,205
726	*	Stamps.com, Inc	13,838
31,814		Staples, Inc	774,035
5,934		Tiffany & Co	197,009
1,263	*	Valuevision International, Inc (Class A)	14,638
43,863		Walgreen Co	1,947,079
1,046		World Fuel Services Corp	42,311
1,929	*	Zale Corp	53,510
530	*	Zumiez, Inc	14,310
		TOTAL MISCELLANEOUS RETAIL	8,311,391

MOTION PICTURES - 1.47%
2,099	*	Avid Technology, Inc	76,446
10,504	*	Blockbuster, Inc (Class A)	40,335

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
417		Carmike Cinemas, Inc	$7,164
29,167		CBS Corp	821,634
11,560	*	Discovery Holding Co (Class A)	167,158
1,858	*	DreamWorks Animation SKG, Inc (Class A)	46,283
655	*	Gaiam, Inc	8,456
2,158	*	Macrovision Corp	51,123
99,691		News Corp (Class A)	1,958,928
2,626		Regal Entertainment Group (Class A)	52,047
4,730	*	Time Warner Telecom, Inc (Class A)	89,917
172,707		Time Warner, Inc	3,148,449
95,213		Walt Disney Co	2,943,040
		TOTAL MOTION PICTURES	9,410,980

NONDEPOSITORY INSTITUTIONS - 1.77%
717	*	Accredited Home Lenders Holding Co	25,769
2,821		Advance America Cash Advance Centers, Inc	40,679
811		Advanta Corp (Class B)	29,926
6,332		American Capital Strategies Ltd	249,924
47,023		American Express Co	2,637,050
5,283	*	AmeriCredit Corp	132,022
1,920		Ares Capital Corp	33,446
507		Asta Funding, Inc	19,007
13,150		Capital One Financial Corp	1,034,379
3,711		CapitalSource, Inc	95,818
2,162		CharterMac	43,154
8,666		CIT Group, Inc	421,428
931	*	CompuCredit Corp	28,126
26,056		Countrywide Financial Corp	913,002
396	*	Credit Acceptance Corp	11,753
3,470		Doral Financial Corp	22,867
42,019		Fannie Mae	2,349,282
346		Federal Agricultural Mortgage Corp (Class C)	9,159
977		Financial Federal Corp	26,184
1,280	*	First Cash Financial Services, Inc	26,355
1,266		First Marblehead Corp	87,683
30,002		Freddie Mac	1,990,033
1,906	*	INVESTools, Inc	20,261
2,597		MCG Capital Corp	42,409
596		Medallion Financial Corp	6,574
813	*	Nelnet, Inc	24,992
619		NGP Capital Resources Co	9,031
1,848	*	Ocwen Financial Corp	27,535
17,755		SLM Corp	922,905
159		Student Loan Corp	30,557
1,050		Technology Investment Capital Corp	15,362
417	*	United PanAm Financial Corp	6,455
1,037	*	World Acceptance Corp	45,607
		TOTAL NONDEPOSITORY INSTITUTIONS	11,378,734

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
1,000		AMCOL International Corp	24,910
1,338		Compass Minerals International, Inc	37,879
1,991		Florida Rock Industries, Inc	77,072
4,182		Vulcan Materials Co	327,242
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	467,103

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
OIL AND GAS EXTRACTION - 1.69%
19,758		Anadarko Petroleum Corp	$865,993
448	*	Arena Resources, Inc	14,390
831	*	Atlas America, Inc	35,467
934	*	ATP Oil & Gas Corp	34,502
1,410	*	Atwood Oceanics, Inc	63,408
7,077	*	Aurora Oil & Gas Corp	21,656
14,762		Baker Hughes, Inc	1,006,768
440	*	Basic Energy Services, Inc	10,736
1,314		Berry Petroleum Co (Class A)	37,002
1,186	*	Bill Barrett Corp	29,128
13,870		BJ Services Co	417,903
472	*	Bois d'Arc Energy, Inc	7,222
1,879	*	Brigham Exploration Co	12,721
1,340	*	Bronco Drilling Co, Inc	23,557
2,030		Cabot Oil & Gas Corp (Class A)	97,298
850	*	Callon Petroleum Co	11,526
4,828	*	Cameron International Corp	233,241
718	*	Carrizo Oil & Gas, Inc	18,517
2,720	*	Cheniere Energy, Inc	80,811
15,909		Chesapeake Energy Corp	461,043
3,503		Cimarex Energy Co	123,271
220	*	Clayton Williams Energy, Inc	6,666
1,156	*	CNX Gas Corp	26,785
1,087	*	Complete Production Services, Inc	21,457
1,937	*	Comstock Resources, Inc	52,590
306	*	Dawson Geophysical Co	9,088
1,526		Delta & Pine Land Co	61,803
2,527	*	Delta Petroleum Corp	56,908
4,950	*	Denbury Resources, Inc	143,055
2,401		Diamond Offshore Drilling, Inc	173,760
706	*	Edge Petroleum Corp	11,628
2,285	*	Encore Acquisition Co	55,617
1,602	*	Energy Partners Ltd	39,489
6,765		ENSCO International, Inc	296,510
5,014		Equitable Resources, Inc	175,390
2,650	*	EXCO Resources, Inc	32,887
1,187	*	Exploration Co of Delaware, Inc	11,360
2,220	*	Forest Oil Corp	70,130
3,815	*	Gasco Energy, Inc	10,301
5,057	*	GeoGlobal Resources, Inc	29,634
4,298	*	Global Industries Ltd	66,877
332	*	GMX Resources, Inc	10,421
406	*	Goodrich Petroleum Corp	12,229
7,751	*	Grey Wolf, Inc	51,777
550	*	Gulfport Energy Corp	6,375
44,772		Halliburton Co	1,273,763
4,244	*	Hanover Compressor Co	77,326
2,309	*	Harvest Natural Resources, Inc	23,898
3,720	*	Helix Energy Solutions Group, Inc	124,248
4,360		Helmerich & Payne, Inc	100,411
835	*	Hercules Offshore, Inc	25,927

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,363	*	Houston Exploration Co	$75,169
3,029	*	Mariner Energy, Inc	55,643
755	*	McMoRan Exploration Co	13,394
7,513	*	Meridian Resource Corp	22,990
1,860	*	Metretek Technologies, Inc	22,208
7,434	*	National Oilwell Varco, Inc	435,261
3,099	*	Newpark Resources, Inc	16,518
2,184	*	Oceaneering International, Inc	67,267
1,658	*	Parallel Petroleum Corp	33,259
4,931	*	Parker Drilling Co	34,911
7,602		Patterson-UTI Energy, Inc	180,624
272	v*	PetroCorp	0
5,951	*	PetroHawk Energy Corp	61,771
711	*	Petroleum Development Corp	28,362
2,175	*	Petroquest Energy, Inc	22,685
1,729	*	Pioneer Drilling Co	22,200
5,707		Pioneer Natural Resources Co	223,258
3,362	*	Plains Exploration & Production Co	144,263
2,809		Pogo Producing Co	115,029
6,724	*	Pride International, Inc	184,372
800	*	Quest Resource Corp	7,104
2,593	*	Quicksilver Resources, Inc	82,717
5,965		Range Resources Corp	150,557
2,380	*	Rosetta Resources, Inc	40,865
4,573		Rowan Cos, Inc	144,644
1,154		RPC, Inc	21,141
1,054	*	SEACOR Holdings, Inc	86,955
6,974	*	Southwestern Energy Co	208,313
2,381		St. Mary Land & Exploration Co	87,407
1,169	*	Stone Energy Corp	47,361
1,424	*	Sulphco, Inc	8,843
3,287	*	Superior Energy Services	86,317
440	*	Superior Well Services, Inc	8,712
1,141	*	Swift Energy Co	47,717
2,688	*	Syntroleum Corp	12,876
3,175	*	Tetra Technologies, Inc	76,708
2,625		Tidewater, Inc	115,999
2,569	*	Todco	88,887
541	*	Toreador Resources Corp	9,965
5,579	*	Transmeridian Exploration, Inc	22,037
487	*	Trico Marine Services, Inc	16,436
700	*	Union Drilling, Inc	7,700
1,941	*	Unit Corp	89,228
2,372	*	Vaalco Energy, Inc	17,031
1,571	*	Veritas DGC, Inc	103,403
683		W&T Offshore, Inc	19,950
2,215	*	Warren Resources, Inc	26,979
1,099	*	Warrior Energy Service Corp	28,299
1,233	*	W-H Energy Services, Inc	51,133
1,549	*	Whiting Petroleum Corp	62,115
15,494		XTO Energy, Inc	652,762
		TOTAL OIL AND GAS EXTRACTION	10,853,815

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
PAPER AND ALLIED PRODUCTS - 0.52%
4,350		Bemis Co	$142,941
2,135		Bowater, Inc	43,917
1,509	*	Buckeye Technologies, Inc	12,827
1,364	*	Caraustar Industries, Inc	10,871
2,680	*	Cenveo, Inc	50,438
543		Chesapeake Corp	7,770
1,848		Glatfelter	25,040
3,362	*	Graphic Packaging Corp	12,305
689		Greif, Inc (Class A)	55,196
21,417		International Paper Co	741,705
20,006		Kimberly-Clark Corp	1,307,592
3,178		Longview Fibre Co	64,577
8,162		MeadWestvaco Corp	216,375
800	*	Mercer International, Inc	7,552
685		Neenah Paper, Inc	23,448
3,386		Packaging Corp of America	78,555
2,335	*	Playtex Products, Inc	31,289
1,322		Rock-Tenn Co (Class A)	26,176
644		Schweitzer-Mauduit International, Inc	12,223
10,583	*	Smurfit-Stone Container Corp	118,530
4,616		Sonoco Products Co	155,282
4,898		Temple-Inland, Inc	196,410
2,041		Wausau Paper Corp	27,554
		TOTAL PAPER AND ALLIED PRODUCTS	3,368,573

PERSONAL SERVICES - 0.15%
6,097		Cintas Corp	248,941
1,150	*	Coinstar, Inc	33,097
905		G & K Services, Inc (Class A)	32,969
14,371		H&R Block, Inc	312,426
1,660		Jackson Hewitt Tax Service, Inc	49,817
2,255		Regis Corp	80,842
12,285		Service Corp International	114,742
349		Unifirst Corp	10,903
1,929		Weight Watchers International, Inc	85,532
		TOTAL PERSONAL SERVICES	969,269

PETROLEUM AND COAL PRODUCTS - 5.88%
734		Alon USA Energy, Inc	21,646
14,327		Apache Corp	905,466
2,737		Ashland, Inc	174,566
96,121		Chevron Corp	6,234,408
71,500		ConocoPhillips	4,256,395
440	*	Delek US Holdings, Inc	8,140
19,182		Devon Energy Corp	1,211,343
790		ElkCorp	21,449
10,348		EOG Resources, Inc	673,137
262,458		Exxon Mobil Corp	17,610,932
4,716		Frontier Oil Corp	125,351
530	*	Giant Industries, Inc	43,036
2,266	*	Headwaters, Inc	52,911
10,339		Hess Corp	428,241
2,001		Holly Corp	86,703
15,664		Marathon Oil Corp	1,204,562

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
8,053		Murphy Oil Corp	$382,920
5,665	*	Newfield Exploration Co	218,329
7,740		Noble Energy, Inc	352,867
37,064		Occidental Petroleum Corp	1,783,149
5,722		Sunoco, Inc	355,851
2,852		Tesoro Corp	165,359
26,575		Valero Energy Corp	1,367,815
756		WD-40 Co	26,967
1,158		Western Refining, Inc	26,912
		TOTAL PETROLEUM AND COAL PRODUCTS	37,738,455

PRIMARY METAL INDUSTRIES - 0.93%
5,807	*	AK Steel Holding Corp	70,497
37,662		Alcoa, Inc	1,056,042
1,438	*	Aleris International, Inc	72,677
4,380		Allegheny Technologies, Inc	272,392
1,885		Belden CDT, Inc	72,064
823	*	Brush Engineered Materials, Inc	20,468
1,059		Carpenter Technology Corp	113,853
1,052	*	Century Aluminum Co	35,400
1,920		Chaparral Steel Co	65,395
2,318	*	CommScope, Inc	76,169
67,437	*	Corning, Inc	1,646,137
1,324	*	Encore Wire Corp	46,724
2,228	*	General Cable Corp	85,132
1,035		Gibraltar Industries, Inc	22,956
2,600		Hubbell, Inc (Class B)	124,540
1,307	*	Lone Star Technologies, Inc	63,233
1,230		Matthews International Corp (Class A)	45,276
1,583	*	Maverick Tube Corp	102,626
1,588		Mueller Industries, Inc	55,850
820	*	NS Group, Inc	52,931
13,252		Nucor Corp	655,841
341		Olympic Steel, Inc	8,477
1,531	*	Oregon Steel Mills, Inc	74,820
5,619		Precision Castparts Corp	354,896
1,470		Quanex Corp	44,615
1,299	*	RTI International Metals, Inc	56,610
889		Schnitzer Steel Industries, Inc (Class A)	28,039
2,222		Steel Dynamics, Inc	112,100
416		Steel Technologies, Inc	8,166
833	*	Superior Essex, Inc	28,530
960		Texas Industries, Inc	49,978
3,684	*	Titanium Metals Corp	93,132
1,244		Tredegar Corp	20,825
5,206		United States Steel Corp	300,282
601	*	Wheeling-Pittsburgh Corp	10,283
2,853		Worthington Industries, Inc	48,672
		TOTAL PRIMARY METAL INDUSTRIES	5,995,628

PRINTING AND PUBLISHING - 0.62%
1,883	*	ACCO Brands Corp	41,916
2,454		American Greetings Corp (Class A)	56,736
1,124		Banta Corp	53,502

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
3,644		Belo (A.H.) Corp Series A	$57,612
1,610		Bowne & Co, Inc	22,991
468	*	Consolidated Graphics, Inc	28,160
401		Courier Corp	14,893
347		CSS Industries, Inc	10,313
2,456		Dow Jones & Co, Inc	82,374
2,830	*	Dun & Bradstreet Corp	212,222
1,046		Ennis, Inc	22,646
3,941		EW Scripps Co	188,892
10,482		Gannett Co, Inc	595,692
2,236		Harte-Hanks, Inc	58,919
1,187		John H Harland Co	43,266
2,248		John Wiley & Sons, Inc (Class A)	80,950
1,810		Journal Communications, Inc	20,399
1,302		Journal Register Co	7,382
1,820		Lee Enterprises, Inc	45,937
867		Martha Stewart Living Omnimedia, Inc (Class A)	15,398
2,544		McClatchy Co (Class A)	107,331
15,692		McGraw-Hill Cos, Inc	910,607
823		Media General, Inc (Class A)	31,044
1,705		Meredith Corp	84,108
5,552		New York Times Co (Class A)	127,585
975	*	Playboy Enterprises, Inc (Class B)	9,175
1,422	*	Presstek, Inc	7,665
5,941	*	Primedia, Inc	9,030
2,273		R.H. Donnelley Corp	120,242
9,489		R.R. Donnelley & Sons Co	312,757
4,012		Reader's Digest Association, Inc (Class A)	51,996
630		Schawk, Inc	11,479
1,345	*	Scholastic Corp	41,897
760		Standard Register Co	10,032
3,143		Sun-Times Media Group, Inc	20,681
8,384		Tribune Co	274,324
2,239	*	Valassis Communications, Inc	39,518
232		Washington Post Co (Class B)	170,984
		TOTAL PRINTING AND PUBLISHING	4,000,655

RAILROAD TRANSPORTATION - 0.59%
15,752		Burlington Northern Santa Fe Corp	1,156,827
19,346		CSX Corp	635,129
1,483		Florida East Coast Industries	84,650
1,632	*	Genesee & Wyoming, Inc (Class A)	37,895
3,058	*	Kansas City Southern Industries, Inc	83,514
17,837		Norfolk Southern Corp	785,720
11,707		Union Pacific Corp	1,030,216
		TOTAL RAILROAD TRANSPORTATION	3,813,951

REAL ESTATE - 0.13%
2,336	*	Alderwoods Group, Inc	46,323
297		California Coastal Communities, Inc	6,106
7,653	*	CB Richard Ellis Group, Inc	188,264
255		Consolidated-Tomoka Land Co	16,363
3,162		Forest City Enterprises, Inc (Class A)	171,697
2,200	*	Housevalues, Inc	12,848

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,487		Jones Lang LaSalle, Inc	$127,109
254		Orleans Homebuilders, Inc	2,979
3,154		St. Joe Co	173,060
4,149		Stewart Enterprises, Inc (Class A)	24,313
1,722	*	Trammell Crow Co	62,870
		TOTAL REAL ESTATE	831,932

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.15%
299	*	AEP Industries, Inc	12,543
2,282		Cooper Tire & Rubber Co	22,957
387	*	Deckers Outdoor Corp	18,313
7,346	*	Goodyear Tire & Rubber Co	106,517
2,011	*	Jarden Corp	66,303
11,881		Newell Rubbermaid, Inc	336,470
439		PW Eagle, Inc	13,174
1,206		Schulman (A.), Inc	28,353
3,452		Sealed Air Corp	186,822
618	*	Skechers U.S.A., Inc (Class A)	14,529
1,100		Spartech Corp	29,447
488		Titan International, Inc	8,823
479	*	Trex Co, Inc	11,573
2,225		Tupperware Corp	43,299
1,354		West Pharmaceutical Services, Inc	53,172
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	952,295

SECURITY AND COMMODITY BROKERS - 3.00%
3,493		A.G. Edwards, Inc	186,107
9,330		Ameriprise Financial, Inc	437,577
5,129		Bear Stearns Cos, Inc	718,573
820		BlackRock, Inc	122,180
1,050		Calamos Asset Management, Inc (Class A)	30,786
2,397	*	Cbot Holdings, Inc	289,534
44,835		Charles Schwab Corp	802,564
1,543		Chicago Mercantile Exchange Holdings, Inc	737,940
551		Cohen & Steers, Inc	17,830
18,332	*	E*Trade Financial Corp	438,501
5,400		Eaton Vance Corp	155,844
3,768		Federated Investors, Inc (Class B)	127,396
7,490		Franklin Resources, Inc	792,068
290		GAMCO Investors, Inc	11,037
491	*	GFI Group, Inc	27,147
16,554		Goldman Sachs Group, Inc	2,800,440
731		Greenhill & Co, Inc	48,992
790	*	IntercontinentalExchange, Inc	59,305
1,586		International Securities Exchange, Inc	74,368
1,798	*	Investment Technology Group, Inc	80,461
8,632		Janus Capital Group, Inc	170,223
4,925		Jefferies Group, Inc	140,363
4,728	*	Knight Capital Group, Inc	86,050
2,582	*	LaBranche & Co, Inc	26,775
5,500		Legg Mason, Inc	554,730
23,257		Lehman Brothers Holdings, Inc	1,717,762
824	*	MarketAxess Holdings, Inc	8,627
39,891		Merrill Lynch & Co, Inc	3,120,274

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
46,416		Morgan Stanley	$3,384,191
589	*	Morningstar, Inc	21,734
3,918	*	Nasdaq Stock Market, Inc	118,480
3,288		Nuveen Investments, Inc	168,444
6,777	*	NYSE Group, Inc	506,581
671		optionsXpress Holdings, Inc	18,707
904	*	Piper Jaffray Cos	54,800
3,604		Raymond James Financial, Inc	105,381
446		Sanders Morris Harris Group, Inc	5,579
2,712		SEI Investments Co	152,387
494	*	Stifel Financial Corp	15,680
537		SWS Group, Inc	13,366
11,380		T Rowe Price Group, Inc	544,533
13,161		TD Ameritrade Holding Corp	248,085
39		Value Line, Inc	1,818
3,524		Waddell & Reed Financial, Inc (Class A)	87,219
		TOTAL SECURITY AND COMMODITY BROKERS	19,230,439

SOCIAL SERVICES - 0.02%
1,428	*	Bright Horizons Family Solutions, Inc	59,590
900	*	Capital Senior Living Corp	8,325
350	*	Providence Service Corp	9,657
1,454	*	Res-Care, Inc	29,211
		TOTAL SOCIAL SERVICES	106,783

SPECIAL TRADE CONTRACTORS - 0.05%
136		Alico, Inc	7,957
1,090		Chemed Corp	35,163
1,912		Comfort Systems USA, Inc	21,912
1,924	*	Dycom Industries, Inc	41,366
1,394	*	EMCOR Group, Inc	76,447
1,130	*	Insituform Technologies, Inc (Class A)	27,436
636	*	Integrated Electrical Services, Inc	10,055
543	*	Layne Christensen Co	15,514
4,630	*	Quanta Services, Inc	78,062
		TOTAL SPECIAL TRADE CONTRACTORS	313,912

STONE, CLAY, AND GLASS PRODUCTS - 0.08%
1,309		Apogee Enterprises, Inc	19,910
940	*	Cabot Microelectronics Corp	27,119
899		CARBO Ceramics, Inc	32,391
2,106		Eagle Materials, Inc	70,930
6,410		Gentex Corp	91,086
6,374	*	Owens-Illinois, Inc	98,287
1,387	*	US Concrete, Inc	9,029
3,222	b,m*	USG Corp	151,563
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	500,315

TEXTILE MILL PRODUCTS - 0.01%
678		Oxford Industries, Inc	29,093
517		Xerium Technologies, Inc	5,728
		TOTAL TEXTILE MILL PRODUCTS	34,821

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
TOBACCO PRODUCTS - 1.26%
90,388		Altria Group, Inc	$6,919,201
4,178		Loews Corp (Carolina Group)	231,419
7,574		Reynolds American, Inc	469,361
1,216		Universal Corp	44,420
7,112		UST, Inc	389,951
1,854		Vector Group Ltd	30,072
		TOTAL TOBACCO PRODUCTS	8,084,424

TRANSPORTATION BY AIR - 0.47%
2,186	*	ABX Air, Inc	12,285
437	*	Air Methods Corp	10,313
3,537	*	Airtran Holdings, Inc	35,087
1,658	*	Alaska Air Group, Inc	63,070
9,465	*	AMR Corp	219,020
832	*	Atlas Air Worldwide Holdings, Inc	36,209
881	*	Bristow Group, Inc	30,306
4,343	*	Continental Airlines, Inc (Class B)	122,950
1,610	*	EGL, Inc	58,668
3,462	*	ExpressJet Holdings, Inc	22,884
13,083		FedEx Corp	1,421,968
1,444	*	Frontier Airlines Holdings, Inc	11,913
7,198	*	JetBlue Airways Corp	66,725
1,553	*	Mesa Air Group, Inc	12,051
569	*	PHI, Inc	17,337
2,023	*	Republic Airways Holdings, Inc	31,397
2,495		Skywest, Inc	61,177
34,049		Southwest Airlines Co	567,256
4,698	*	UAL Corp	124,826
2,527	*	US Airways Group, Inc	112,022
		TOTAL TRANSPORTATION BY AIR	3,037,464

TRANSPORTATION EQUIPMENT - 2.56%
853		A.O. Smith Corp	33,634
1,823	*	AAR Corp	43,460
1,400	*	Accuride Corp	15,414
1,251	*	Aftermarket Technology Corp	22,218
2,166		American Axle & Manufacturing Holdings, Inc	36,151
440		American Railcar Industries, Inc	12,808
683		Arctic Cat, Inc	11,338
2,809		ArvinMeritor, Inc	40,000
3,475		Autoliv, Inc	191,507
3,859	*	BE Aerospace, Inc	81,386
34,574		Boeing Co	2,726,160
4,049		Brunswick Corp	126,288
2,068		Clarcor, Inc	63,053
606	*	Comtech Group, Inc	9,072
2,052		Federal Signal Corp	31,293
3,267	*	Fleetwood Enterprises, Inc	21,987
77,020		Ford Motor Co	623,099
572		Freightcar America, Inc	30,316
457	*	Fuel Systems Solutions, Inc	5,813
3,162	*	GenCorp, Inc	40,600
17,356		General Dynamics Corp	1,243,905
20,624		General Motors Corp	685,954

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
426	*	GenTek, Inc	$11,762
7,574		Genuine Parts Co	326,667
5,449		Goodrich Corp	220,793
560		Greenbrier Cos, Inc	16,246
1,019		Group 1 Automotive, Inc	50,848
11,616		Harley-Davidson, Inc	728,904
1,746		Harsco Corp	135,577
755		Heico Corp	25,897
8,016		ITT Industries, Inc	410,980
4,410		JLG Industries, Inc	87,362
1,050	*	K&F Industries Holdings, Inc	19,719
930		Kaman Corp (Class A)	16,749
15,721		Lockheed Martin Corp	1,352,949
385	*	Miller Industries, Inc	7,034
1,116		Monaco Coach Corp	12,432
2,464	*	Navistar International Corp	63,620
522		Noble International Ltd	6,530
14,883		Northrop Grumman Corp	1,013,086
2,650	*	Orbital Sciences Corp	49,741
3,104		Oshkosh Truck Corp	156,659
10,689		Paccar, Inc	609,487
6,277	*	Pactiv Corp	178,392
1,859		Polaris Industries, Inc	76,498
19,349		Raytheon Co	928,945
317	*	Sequa Corp (Class A)	29,754
955		Superior Industries International, Inc	16,034
2,104	*	Tenneco, Inc	49,213
5,709		Textron, Inc	499,538
1,473		Thor Industries, Inc	60,643
455	*	TransDigm Group, Inc	11,111
3,275		Trinity Industries, Inc	105,357
837		Triumph Group, Inc	35,447
1,973	*	TRW Automotive Holdings Corp	47,490
43,711		United Technologies Corp	2,769,092
6,104		Visteon Corp	49,748
1,163		Wabash National Corp	15,921
2,024		Westinghouse Air Brake Technologies Corp	54,911
1,627		Winnebago Industries, Inc	51,055
		TOTAL TRANSPORTATION EQUIPMENT	16,397,647

TRANSPORTATION SERVICES - 0.18%
857		Ambassadors Group, Inc	24,236
287		Ambassadors International, Inc	9,066
7,670		CH Robinson Worldwide, Inc	341,929
448	*	Dynamex, Inc	9,296
9,050		Expeditors International Washington, Inc	403,449
1,864		GATX Corp	77,114
1,496	*	HUB Group, Inc	34,079
2,900		Lear Corp	60,030
1,558		Pacer International, Inc	43,250
1,597	*	RailAmerica, Inc	17,439
5,609		Sabre Holdings Corp	131,218
		TOTAL TRANSPORTATION SERVICES	1,151,106

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
TRUCKING AND WAREHOUSING - 0.44%
1,183		Arkansas Best Corp	$50,904
956	*	Celadon Group, Inc	15,908
2,097		Con-way, Inc	93,988
1,489		Forward Air Corp	49,271
2,486		Heartland Express, Inc	38,980
4,746		J.B. Hunt Transport Services, Inc	98,574
2,528		Landstar System, Inc	107,946
483	*	Marten Transport Ltd	8,254
1,568	*	Old Dominion Freight Line	47,087
181	*	P.A.M. Transportation Services, Inc	4,536
1,300	*	Quality Distribution, Inc	19,136
725	*	Saia, Inc	23,635
2,290	*	SIRVA, Inc	6,091
2,212	*	Swift Transportation Co, Inc	52,469
947	*	U.S. Xpress Enterprises, Inc (Class A)	21,923
27,966		United Parcel Service, Inc (Class B)	2,011,874
243	*	Universal Truckload Services, Inc	6,311
620	*	USA Truck, Inc	11,811
2,025		Werner Enterprises, Inc	37,888
2,784	*	YRC Worldwide, Inc	103,119
		TOTAL TRUCKING AND WAREHOUSING	2,809,705

WATER TRANSPORTATION - 0.07%
1,934		Alexander & Baldwin, Inc	85,812
1,282	*	American Commercial Lines, Inc	76,215
684	*	Gulfmark Offshore, Inc	21,779
1,400		Horizon Lines, Inc	23,380
1,460	*	Hornbeck Offshore Services, Inc	48,910
2,178	*	Kirby Corp	68,237
338		Maritrans, Inc	12,371
1,293		Overseas Shipholding Group, Inc	79,869
		TOTAL WATER TRANSPORTATION	416,573

WHOLESALE TRADE-DURABLE GOODS - 0.36%
3,836		Adesa, Inc	88,650
1,200		Agilysys, Inc	16,848
1,776		Applied Industrial Technologies, Inc	43,334
5,073	*	Arrow Electronics, Inc	139,152
1,565		Barnes Group, Inc	27,481
1,810	*	Beacon Roofing Supply, Inc	36,634
501		BlueLinx Holdings, Inc	4,770
2,380		BorgWarner, Inc	136,065
1,324		Building Material Holding Corp	34,450
590		Castle (A.M.) & Co	15,836
931	*	Conceptus, Inc	16,469
4,781	*	Cytyc Corp	117,039
984	*	Digi International, Inc	13,284
1,178	*	Drew Industries, Inc	29,756
1,731	*	Genesis Microchip, Inc	20,374
4,695		IKON Office Solutions, Inc	63,101
6,456	*	Ingram Micro, Inc (Class A)	123,697
1,949	*	Insight Enterprises, Inc	40,169
1,134	*	Interline Brands, Inc	27,987

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
655	*	Keystone Automotive Industries, Inc	$24,903
2,457		Knight Transportation, Inc	41,646
177		Lawson Products, Inc	7,420
1,867	*	LKQ Corp	41,018
1,952		Martin Marietta Materials, Inc	165,178
1,033	*	Merge Technologies, Inc	7,107
440	*	MWI Veterinary Supply, Inc	14,753
1,638		Owens & Minor, Inc	53,874
6,240	*	Patterson Cos, Inc	209,726
1,947		PEP Boys-Manny Moe & Jack	25,019
2,101		Pool Corp	80,889
2,786	*	PSS World Medical, Inc	55,692
2,704		Reliance Steel & Aluminum Co	86,907
1,300		Ryerson Tull, Inc	28,457
2,647	*	Tech Data Corp	96,695
1,838	*	Tyler Technologies, Inc	23,765
3,223		W.W. Grainger, Inc	216,005
2,007	*	WESCO International, Inc	116,466
304	*	West Marine, Inc	4,256
		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,294,872

WHOLESALE TRADE-NONDURABLE GOODS - 0.79%
2,813		Airgas, Inc	101,746
1,844	*	Akorn, Inc	6,657
3,159		Alliance One International, Inc	12,952
1,944	*	Allscripts Healthcare Solutions, Inc	43,643
2,755		Brown-Forman Corp (Class B)	211,171
18,043		Cardinal Health, Inc	1,186,212
1,536	*	Central European Distribution Corp	35,958
411	*	Core-Mark Holding Co, Inc	12,881
6,196	*	Dean Foods Co	260,356
5,525	*	Endo Pharmaceuticals Holdings, Inc	179,839
164	*	Green Mountain Coffee Roasters, Inc	6,035
1,065	*	Hain Celestial Group, Inc	27,221
4,038	*	Henry Schein, Inc	202,465
369		Kenneth Cole Productions, Inc (Class A)	8,993
1,029		K-Swiss, Inc (Class A)	30,932
136	*	Maui Land & Pineapple Co, Inc	4,035
2,393		Men's Wearhouse, Inc	89,044
1,155		Myers Industries, Inc	19,635
485		Nash Finch Co	11,412
8,334		Nike, Inc (Class B)	730,225
2,249		Nu Skin Enterprises, Inc (Class A)	39,402
650	*	Nuco2, Inc	17,485
215	*	Perry Ellis International, Inc	6,639
19,408		Safeway, Inc	589,033
1,103	*	School Specialty, Inc	38,925
597	*	Smart & Final, Inc	10,191
983	*	Source Interlink Cos, Inc	9,339
786		Spartan Stores, Inc	13,283
1,605		Stride Rite Corp	22,406
26,810		Sysco Corp	896,795
3,407	*	Terra Industries, Inc	26,268
514		The Andersons, Inc	17,553

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,489	*	Tractor Supply Co	$71,859
1,745	*	United Natural Foods, Inc	54,078
1,425		United Stationers, Inc	66,277
356		Valhi, Inc	8,277
350	*	Volcom, Inc	7,889
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	5,077,111

		TOTAL COMMON STOCKS
		(Cost $478,224,425)	640,672,694

WARRANTS - 0.00% **

COMMUNICATIONS - 0.00% **
1	v*	RCN Corp Wts	0
		TOTAL COMMUNICATIONS	0

		TOTAL WARRANTS	0
		(Cost - $0)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.13%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.13%
840,000		Federal Home Loan Bank (FHLB) 4.750%, 10/02/06	840,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $839,889)	840,000

		TOTAL PORTFOLIO - 99.92%
		(Cost $479,064,314)	641,512,694

		OTHER ASSETS & LIABILITIES, NET - 0.08%	537,779

		NET ASSETS - 100.00%	$642,050,473

	*	Non-income producing
	**	Percentage represents less than 0.01%
	b	In bankruptcy
	d	All or a portion of these securities have beeen segregated by the custodian to cover margin or other requirements on
		open futures contracts in the amount of $77,660.
	m	Indicates a security has been deemed illiquid.
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
S&P 500 INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.70%

AMUSEMENT AND RECREATION SERVICES - 0.10%
14,280		Harrah's Entertainment, Inc	$948,620
		TOTAL AMUSEMENT AND RECREATION SERVICES	948,620

APPAREL AND ACCESSORY STORES - 0.41%
41,060		Gap, Inc	778,087
25,150	*	Kohl's Corp	1,632,738
26,624		Limited Brands, Inc	705,270
17,640		Nordstrom, Inc	746,172
		TOTAL APPAREL AND ACCESSORY STORES	3,862,267

APPAREL AND OTHER TEXTILE PRODUCTS - 0.12%
9,360		Jones Apparel Group, Inc	303,638
8,080		Liz Claiborne, Inc	319,241
6,560		VF Corp	478,552
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,101,431

AUTO REPAIR, SERVICES AND PARKING - 0.03%
4,560		Ryder System, Inc	235,661
		TOTAL AUTO REPAIR, SERVICES AND PARKING	235,661

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.07%
11,348	*	Autonation, Inc	237,173
3,990	*	Autozone, Inc	412,167
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	649,340

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.02%
159,070		Home Depot, Inc	5,769,469
117,680		Lowe's Cos, Inc	3,302,101
8,470		Sherwin-Williams Co	472,456
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	9,544,026

BUSINESS SERVICES - 6.32%
45,440	*	Adobe Systems, Inc	1,701,728
9,130	*	Affiliated Computer Services, Inc (Class A)	473,482
17,990	*	Autodesk, Inc	625,692
42,530		Automatic Data Processing, Inc	2,013,370
15,770	*	BMC Software, Inc	429,259
34,130		CA, Inc	808,540
14,276	*	Citrix Systems, Inc	516,934
13,280	*	Computer Sciences Corp	652,314
29,049	*	Compuware Corp	226,292
10,560	*	Convergys Corp	218,064
90,136	*	eBay, Inc	2,556,257
23,620	*	Electronic Arts, Inc	1,315,162
39,400		Electronic Data Systems Corp	966,088

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
9,580		Equifax, Inc	$351,682
58,998		First Data Corp	2,477,916
13,681	*	Fiserv, Inc	644,238
16,410	*	Google, Inc (Class A)	6,595,179
15,577		IMS Health, Inc	414,971
32,752	*	Interpublic Group of Cos, Inc	324,245
26,400	*	Intuit, Inc	847,176
44,200	*	Juniper Networks, Inc	763,776
665,552		Microsoft Corp	18,189,536
9,571	*	Monster Worldwide, Inc	346,374
13,800	*	NCR Corp	544,824
25,080	*	Novell, Inc	153,490
13,200		Omnicom Group, Inc	1,235,520
310,930	*	Oracle Corp	5,515,898
8,400	*	Parametric Technology Corp	146,664
13,040		Robert Half International, Inc	442,969
270,920	*	Sun Microsystems, Inc	1,346,472
75,854	*	Symantec Corp	1,614,173
25,290	*	Unisys Corp	143,141
19,250	*	VeriSign, Inc	388,850
41,630		Waste Management, Inc	1,526,988
95,860	*	Yahoo!, Inc	2,423,341
		TOTAL BUSINESS SERVICES	58,940,605

CHEMICALS AND ALLIED PRODUCTS - 10.04%
117,671		Abbott Laboratories	5,714,104
17,140		Air Products & Chemicals, Inc	1,137,582
6,290		Alberto-Culver Co	318,211
90,220	*	Amgen, Inc	6,453,437
7,370		Avery Dennison Corp	443,453
34,530		Avon Products, Inc	1,058,690
8,200	*	Barr Pharmaceuticals, Inc	425,908
26,525	*	Biogen Idec, Inc	1,185,137
151,610		Bristol-Myers Squibb Co	3,778,121
11,820		Clorox Co	744,660
39,790		Colgate-Palmolive Co	2,470,959
73,910		Dow Chemical Co	2,881,012
71,021		Du Pont (E.I.) de Nemours & Co	3,042,540
6,080		Eastman Chemical Co	328,442
14,090		Ecolab, Inc	603,334
75,770		Eli Lilly & Co	4,318,890
9,930		Estee Lauder Cos (Class A)	400,477
24,520	*	Forest Laboratories, Inc	1,240,957
20,120	*	Genzyme Corp	1,357,496
35,184	*	Gilead Sciences, Inc	2,417,141
8,550	*	Hercules, Inc	134,833
12,160	*	Hospira, Inc	465,363
5,900		International Flavors & Fragrances, Inc	233,286
18,160	*	King Pharmaceuticals, Inc	309,265
19,370	*	Medimmune, Inc	565,798
167,720		Merck & Co, Inc	7,027,468
41,800		Monsanto Co	1,965,018
15,750		Mylan Laboratories, Inc	317,047
561,850		Pfizer, Inc	15,934,066

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
12,760		PPG Industries, Inc	$855,941
24,830		Praxair, Inc	1,468,943
244,642		Procter & Gamble Co	15,162,911
10,850		Rohm & Haas Co	513,747
114,190		Schering-Plough Corp	2,522,457
5,440		Sigma-Aldrich Corp	411,645
7,510	*	Watson Pharmaceuticals, Inc	196,537
103,730		Wyeth	5,273,633
		TOTAL CHEMICALS AND ALLIED PRODUCTS	93,678,509

COAL MINING - 0.05%
14,400		Consol Energy, Inc	456,912
		TOTAL COAL MINING	456,912

COMMUNICATIONS - 4.56%
29,880		Alltel Corp	1,658,340
299,333		AT&T, Inc	9,746,282
35,370	*	Avaya, Inc	404,633
139,950		BellSouth Corp	5,982,863
8,700		CenturyTel, Inc	345,129
24,340		Citizens Communications Co	341,734
38,170		Clear Channel Communications, Inc	1,101,204
161,316	*	Comcast Corp (Class A)	5,944,495
11,763		Embarq Corp	568,976
122,750	*	Qwest Communications International, Inc	1,070,380
229,846		Sprint Nextel Corp	3,941,859
19,330	*	Univision Communications, Inc (Class A)	663,792
223,420		Verizon Communications, Inc	8,295,585
54,720	*	Viacom, Inc	2,034,490
36,671		Windstream Corp	483,690
		TOTAL COMMUNICATIONS	42,583,452

DEPOSITORY INSTITUTIONS - 10.83%
26,440		AmSouth Bancorp	767,818
348,703		Bank of America Corp	18,680,020
58,480		Bank of New York Co, Inc	2,062,005
41,900		BB&T Corp	1,834,382
380,920		Citigroup, Inc	18,920,296
12,270		Comerica, Inc	698,408
14,400		Commerce Bancorp, Inc	528,624
9,920		Compass Bancshares, Inc	565,242
43,054		Fifth Third Bancorp	1,639,496
9,600		First Horizon National Corp	364,896
20,490		Golden West Financial Corp	1,582,853
18,820		Huntington Bancshares, Inc	450,363
267,266		JPMorgan Chase & Co	12,550,811
31,110		Keycorp	1,164,758
5,990		M&T Bank Corp	718,560
19,340		Marshall & Ilsley Corp	931,801
31,390		Mellon Financial Corp	1,227,349
46,597		National City Corp	1,705,450
35,900		North Fork Bancorporation, Inc	1,028,176
14,420		Northern Trust Corp	842,561
22,650		PNC Financial Services Group, Inc	1,640,766

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
35,021		Regions Financial Corp	$1,288,423
28,150		Sovereign Bancorp, Inc	605,506
25,490		State Street Corp	1,590,576
28,050		SunTrust Banks, Inc	2,167,704
24,970		Synovus Financial Corp	733,369
136,940		US Bancorp	4,549,147
125,004		Wachovia Corp	6,975,223
74,288		Washington Mutual, Inc	3,229,299
259,460		Wells Fargo & Co	9,387,263
8,290		Zions Bancorporation	661,625
		TOTAL DEPOSITORY INSTITUTIONS	101,092,770

EATING AND DRINKING PLACES - 0.84%
11,070		Darden Restaurants, Inc	470,143
94,470		McDonald's Corp	3,695,666
58,186	*	Starbucks Corp	1,981,233
9,060		Wendy's International, Inc	607,020
20,920		Yum! Brands, Inc	1,088,886
		TOTAL EATING AND DRINKING PLACES	7,842,948

EDUCATIONAL SERVICES - 0.06%
10,750	*	Apollo Group, Inc (Class A)	529,330
		TOTAL EDUCATIONAL SERVICES	529,330

ELECTRIC, GAS, AND SANITARY SERVICES - 3.70%
50,950	*	AES Corp	1,038,871
12,450	*	Allegheny Energy, Inc	500,117
20,360	*	Allied Waste Industries, Inc	229,457
15,900		Ameren Corp	839,361
30,370		American Electric Power Co, Inc	1,104,557
23,260		Centerpoint Energy, Inc	333,083
16,500	*	CMS Energy Corp	238,260
19,250		Consolidated Edison, Inc	889,350
13,818		Constellation Energy Group, Inc	818,026
27,140		Dominion Resources, Inc	2,075,939
13,590		DTE Energy Co	564,121
96,544		Duke Energy Corp	2,915,629
27,560	*	Dynegy, Inc (Class A)	152,682
25,130		Edison International	1,046,413
53,630		El Paso Corp	731,513
16,080		Entergy Corp	1,257,938
51,590		Exelon Corp	3,123,259
25,310		FirstEnergy Corp	1,413,817
31,210		FPL Group, Inc	1,404,450
13,320		KeySpan Corp	547,985
8,190		Kinder Morgan, Inc	858,721
3,340		Nicor, Inc	142,818
21,150		NiSource, Inc	459,801
2,870		Peoples Energy Corp	116,665
26,860		PG&E Corp	1,118,719
8,010		Pinnacle West Capital Corp	360,850
29,420		PPL Corp	967,918
19,520		Progress Energy, Inc	885,818
19,430		Public Service Enterprise Group, Inc	1,188,922

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
19,900		Sempra Energy	$999,975
57,190		Southern Co	1,970,767
15,710		TECO Energy, Inc	245,861
35,590		TXU Corp	2,225,087
45,190		Williams Cos, Inc	1,078,685
31,330		Xcel Energy, Inc	646,965
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	34,492,400

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.47%
8,917	*	ADC Telecommunications, Inc	133,755
37,500	*	Advanced Micro Devices, Inc	931,875
26,730	*	Altera Corp	491,297
12,661		American Power Conversion Corp	278,036
27,080		Analog Devices, Inc	795,881
65,520	*	Apple Computer, Inc	5,047,006
36,210	*	Broadcom Corp (Class A)	1,098,611
7,244	*	Ciena Corp	197,399
470,244	*	Cisco Systems, Inc	10,815,612
15,125	*	Comverse Technology, Inc	324,280
7,050		Cooper Industries Ltd (Class A)	600,801
31,390		Emerson Electric Co	2,632,365
31,185	*	Freescale Semiconductor, Inc (Class B)	1,185,342
5,140		Harman International Industries, Inc	428,882
63,150		Honeywell International, Inc	2,582,835
443,920		Intel Corp	9,131,434
136,700	*	JDS Uniphase Corp	299,373
9,430		L-3 Communications Holdings, Inc	738,652
23,018		Linear Technology Corp	716,320
29,860	*	LSI Logic Corp	245,449
346,570	*	Lucent Technologies, Inc	810,974
24,755		Maxim Integrated Products, Inc	694,873
56,380	*	Micron Technology, Inc	981,012
10,873		Molex, Inc	423,721
188,691		Motorola, Inc	4,717,275
23,090		National Semiconductor Corp	543,308
28,705	*	Network Appliance, Inc	1,062,372
9,500	*	Novellus Systems, Inc	262,770
26,830	*	Nvidia Corp	793,900
17,260	*	PMC - Sierra, Inc	102,524
11,838	*	QLogic Corp	223,738
126,800		Qualcomm, Inc	4,609,180
10,190		RadioShack Corp	196,667
13,320		Rockwell Collins, Inc	730,469
42,300	*	Sanmina-SCI Corp	158,202
34,450	*	Tellabs, Inc	377,572
118,130		Texas Instruments, Inc	3,927,823
5,981		Whirlpool Corp	503,062
25,975		Xilinx, Inc	570,151
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	60,364,798

ENGINEERING AND MANAGEMENT SERVICES - 0.37%
6,670		Fluor Corp	512,856
18,550		Moody's Corp	1,212,799
26,110		Paychex, Inc	962,154

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
12,770		Quest Diagnostics, Inc	$781,013
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,468,822

FABRICATED METAL PRODUCTS - 0.21%
7,800		Ball Corp	315,510
32,380		Illinois Tool Works, Inc	1,453,862
4,380		Snap-On, Inc	195,129
		TOTAL FABRICATED METAL PRODUCTS	1,964,501

FOOD AND KINDRED PRODUCTS - 3.20%
59,260		Anheuser-Busch Cos, Inc	2,815,443
50,540		Archer Daniels Midland Co	1,914,455
17,760		Campbell Soup Co	648,240
157,040		Coca-Cola Co	7,016,547
21,490		Coca-Cola Enterprises, Inc	447,637
39,280		ConAgra Foods, Inc	961,574
16,310	*	Constellation Brands, Inc (Class A)	469,402
27,190		General Mills, Inc	1,538,954
25,280		H.J. Heinz Co	1,059,990
13,400		Hershey Co	716,230
19,320		Kellogg Co	956,726
10,180		McCormick & Co, Inc	386,636
3,690		Molson Coors Brewing Co (Class B)	254,241
10,780		Pepsi Bottling Group, Inc	382,690
127,020		PepsiCo, Inc	8,289,325
58,290		Sara Lee Corp	936,720
18,900		Tyson Foods, Inc (Class A)	300,132
16,820		Wrigley (Wm.) Jr Co	774,729
		TOTAL FOOD AND KINDRED PRODUCTS	29,869,671

FOOD STORES - 0.26%
55,730		Kroger Co	1,289,592
16,320		Supervalu, Inc	483,888
10,960		Whole Foods Market, Inc	651,353
		TOTAL FOOD STORES	2,424,833

FORESTRY - 0.12%
18,950		Weyerhaeuser Co	1,165,993
		TOTAL FORESTRY	1,165,993

FURNITURE AND FIXTURES - 0.24%
15,050		Johnson Controls, Inc	1,079,687
13,680		Leggett & Platt, Inc	342,410
30,760		Masco Corp	843,439
		TOTAL FURNITURE AND FIXTURES	2,265,536

FURNITURE AND HOMEFURNISHINGS STORES - 0.12%
21,810	*	Bed Bath & Beyond, Inc	834,451
11,210		Circuit City Stores, Inc	281,483
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,115,934

GENERAL BUILDING CONTRACTORS - 0.24%
9,320		Centex Corp	490,418
21,550		DR Horton, Inc	516,122

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
6,310		KB Home	$276,378
10,370		Lennar Corp (Class A)	469,243
15,870		Pulte Homes, Inc	505,618
		TOTAL GENERAL BUILDING CONTRACTORS	2,257,779

GENERAL MERCHANDISE STORES - 2.11%
8,720	*	Big Lots, Inc	172,743
35,730		Costco Wholesale Corp	1,775,066
4,660		Dillard's, Inc (Class A)	152,522
23,370		Dollar General Corp	318,533
11,700		Family Dollar Stores, Inc	342,108
42,202		Federated Department Stores, Inc	1,823,548
17,690		JC Penney Co, Inc	1,209,819
65,760		Target Corp	3,633,240
34,310		TJX Cos, Inc	961,709
189,430		Wal-Mart Stores, Inc	9,342,688
		TOTAL GENERAL MERCHANDISE STORES	19,731,976

HEALTH SERVICES - 1.56%
16,280		AmerisourceBergen Corp	735,856
32,760		Caremark Rx, Inc	1,856,509
8,530		Cigna Corp	992,210
12,130	*	Coventry Health Care, Inc	624,938
10,920	*	Express Scripts, Inc	824,351
32,800		HCA, Inc	1,636,392
17,940		Health Management Associates, Inc (Class A)	374,946
9,710	*	Laboratory Corp of America Holdings	636,685
5,880		Manor Care, Inc	307,406
22,890		McKesson Corp	1,206,761
22,981	*	Medco Health Solutions, Inc	1,381,388
35,450	*	Tenet Healthcare Corp	288,563
47,620	*	WellPoint, Inc	3,669,121
		TOTAL HEALTH SERVICES	14,535,126

HOLDING AND OTHER INVESTMENT OFFICES - 1.52%
7,410		Apartment Investment & Management Co (Class A)	403,178
16,470		Archstone-Smith Trust	896,627
8,650		Boston Properties, Inc	893,891
27,350		Equity Office Properties Trust	1,087,436
22,470		Equity Residential	1,136,532
16,680		Kimco Realty Corp	715,072
13,780		Plum Creek Timber Co, Inc	469,071
18,850		Prologis	1,075,581
9,090		Public Storage, Inc	781,649
17,860	*	Realogy Corp	405,065
16,990		Simon Property Group, Inc	1,539,634
28,200		SPDR Trust Series 1	3,766,956
9,540		Vornado Realty Trust	1,039,860
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	14,210,552

HOTELS AND OTHER LODGING PLACES - 0.35%
29,320		Hilton Hotels Corp	816,562
26,540		Marriott International, Inc (Class A)	1,025,506
16,760		Starwood Hotels & Resorts Worldwide, Inc	958,504

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
15,928	*	Wyndham Worldwide Corp	$445,506
		TOTAL HOTELS AND OTHER LODGING PLACES	3,246,078

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.77%
58,040		3M Co	4,319,337
13,210		American Standard Cos, Inc	554,424
107,170		Applied Materials, Inc	1,900,124
5,800		Black & Decker Corp	460,230
50,780		Caterpillar, Inc	3,341,324
3,920		Cummins, Inc	467,382
17,670		Deere & Co	1,482,690
174,900	*	Dell, Inc	3,994,716
15,710		Dover Corp	745,282
11,520		Eaton Corp	793,152
175,970	*	EMC Corp	2,108,121
795,410	d	General Electric Co	28,077,973
210,830		Hewlett-Packard Co	7,735,353
25,210		Ingersoll-Rand Co Ltd	957,476
117,250		International Business Machines Corp	9,607,465
25,990		International Game Technology	1,078,585
14,230		Jabil Circuit, Inc	406,551
7,970	*	Lexmark International, Inc	459,550
9,400		Pall Corp	289,614
9,230		Parker Hannifin Corp	717,448
13,520		Rockwell Automation, Inc	785,512
15,080	*	SanDisk Corp	807,383
14,800		Smith International, Inc	574,240
68,920	*	Solectron Corp	224,679
6,130		Stanley Works	305,580
19,000		Symbol Technologies, Inc	282,340
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	72,476,531

INSTRUMENTS AND RELATED PRODUCTS - 4.08%
32,310	*	Agilent Technologies, Inc	1,056,214
11,710		Allergan, Inc	1,318,663
13,780		Applera Corp (Applied Biosystems Group)	456,256
7,800		Bard (C.R.), Inc	585,000
4,100		Bausch & Lomb, Inc	205,533
50,150		Baxter International, Inc	2,279,819
18,630		Becton Dickinson & Co	1,316,582
18,470		Biomet, Inc	594,549
92,248	*	Boston Scientific Corp	1,364,348
18,270		Danaher Corp	1,254,601
22,180		Eastman Kodak Co	496,832
9,620	*	Fisher Scientific International, Inc	752,669
225,150		Johnson & Johnson	14,621,241
15,330		Kla-Tencor Corp	681,725
88,570		Medtronic, Inc	4,113,191
4,000	*	Millipore Corp	245,200
9,360		PerkinElmer, Inc	177,185
17,110		Pitney Bowes, Inc	759,171
27,750	*	St. Jude Medical, Inc	979,297
22,440		Stryker Corp	1,112,800
6,300		Tektronix, Inc	182,259

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
16,800	*	Teradyne, Inc	$221,088
12,260	*	Thermo Electron Corp	482,186
7,690	*	Waters Corp	348,203
74,630	*	Xerox Corp	1,161,243
18,820	*	Zimmer Holdings, Inc	1,270,350
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	38,036,205

INSURANCE AGENTS, BROKERS AND SERVICE - 0.43%
24,550		AON Corp	831,509
23,420		Hartford Financial Services Group, Inc	2,031,685
42,440		Marsh & McLennan Cos, Inc	1,194,686
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	4,057,880

INSURANCE CARRIERS - 5.21%
25,030		ACE Ltd	1,369,892
41,970		Aetna, Inc	1,659,914
38,250		Aflac, Inc	1,750,320
48,480		Allstate Corp	3,041,150
7,890		Ambac Financial Group, Inc	652,898
200,220		American International Group, Inc	13,266,577
31,440		Chubb Corp	1,633,622
13,545		Cincinnati Financial Corp	650,973
35,040		Genworth Financial, Inc	1,226,750
12,760	*	Humana, Inc	843,308
22,073		Lincoln National Corp	1,370,292
35,290		Loews Corp	1,337,491
10,690		MBIA, Inc	656,794
58,530		Metlife, Inc	3,317,480
6,560		MGIC Investment Corp	393,403
20,800		Principal Financial Group	1,129,024
59,520		Progressive Corp	1,460,621
37,260		Prudential Financial, Inc	2,841,075
9,112		Safeco Corp	536,970
53,217		St. Paul Travelers Cos, Inc	2,495,345
7,490		Torchmark Corp	472,694
103,780		UnitedHealth Group, Inc	5,105,976
26,020		UnumProvident Corp	504,528
13,820		XL Capital Ltd (Class A)	949,434
		TOTAL INSURANCE CARRIERS	48,666,531

LEATHER AND LEATHER PRODUCTS - 0.11%
29,210	*	Coach, Inc	1,004,824
		TOTAL LEATHER AND LEATHER PRODUCTS	1,004,824

LUMBER AND WOOD PRODUCTS - 0.02%
7,960		Louisiana-Pacific Corp	149,409
		TOTAL LUMBER AND WOOD PRODUCTS	149,409

METAL MINING - 0.39%
15,190		Freeport-McMoRan Copper & Gold, Inc (Class A)	809,019
34,650		Newmont Mining Corp	1,481,288
15,600		Phelps Dodge Corp	1,321,320
		TOTAL METAL MINING	3,611,627

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.65%
11,630		Fortune Brands, Inc	$873,529
12,910		Hasbro, Inc	293,703
29,160		Mattel, Inc	574,452
155,300		Tyco International Ltd	4,346,847
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	6,088,531

MISCELLANEOUS RETAIL - 1.26%
24,249	*	Amazon.com, Inc	778,878
31,310		Best Buy Co, Inc	1,676,963
63,290		CVS Corp	2,032,875
21,850	*	Office Depot, Inc	867,445
5,720		OfficeMax, Inc	233,033
6,398	*	Sears Holdings Corp	1,011,460
55,996		Staples, Inc	1,362,383
10,540		Tiffany & Co	349,928
77,740		Walgreen Co	3,450,878
		TOTAL MISCELLANEOUS RETAIL	11,763,843

MOTION PICTURES - 1.71%
60,150		CBS Corp	1,694,425
180,180		News Corp (Class A)	3,540,537
313,520		Time Warner, Inc	5,715,470
161,060		Walt Disney Co	4,978,365
		TOTAL MOTION PICTURES	15,928,797

NONDEPOSITORY INSTITUTIONS - 2.02%
93,650		American Express Co	5,251,892
23,620		Capital One Financial Corp	1,857,949
15,330		CIT Group, Inc	745,498
47,140		Countrywide Financial Corp	1,651,785
74,610		Fannie Mae	4,171,445
53,200		Freddie Mac	3,528,756
31,470		SLM Corp	1,635,811
		TOTAL NONDEPOSITORY INSTITUTIONS	18,843,136

NONMETALLIC MINERALS, EXCEPT FUELS - 0.06%
7,610		Vulcan Materials Co	595,482
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	595,482

OIL AND GAS EXTRACTION - 2.07%
35,410		Anadarko Petroleum Corp	1,552,020
25,870		Baker Hughes, Inc	1,764,334
24,140		BJ Services Co	727,338
29,220		Chesapeake Energy Corp	846,796
78,260		Halliburton Co	2,226,497
23,960	*	Nabors Industries Ltd	712,810
13,510	*	National Oilwell Varco, Inc	791,010
10,470		Noble Corp	671,965
8,270		Rowan Cos, Inc	261,580
91,170		Schlumberger Ltd	5,655,275
24,630	*	Transocean, Inc	1,803,655
26,330	*	Weatherford International Ltd	1,098,488
28,056		XTO Energy, Inc	1,181,999
		TOTAL OIL AND GAS EXTRACTION	19,293,767

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

PAPER AND ALLIED PRODUCTS - 0.48%
7,900		Bemis Co	$259,594
34,890		International Paper Co	1,208,241
35,390		Kimberly-Clark Corp	2,313,090
13,590		MeadWestvaco Corp	360,271
8,270		Temple-Inland, Inc	331,627
		TOTAL PAPER AND ALLIED PRODUCTS	4,472,823

PERSONAL SERVICES - 0.10%
10,370		Cintas Corp	423,407
24,530		H&R Block, Inc	533,282
		TOTAL PERSONAL SERVICES	956,689

PETROLEUM AND COAL PRODUCTS - 6.90%
25,320		Apache Corp	1,600,224
5,320		Ashland, Inc	339,310
169,385		Chevron Corp	10,986,311
126,929		ConocoPhillips	7,556,083
33,970		Devon Energy Corp	2,145,206
18,750		EOG Resources, Inc	1,219,688
458,050		Exxon Mobil Corp	30,735,155
18,570		Hess Corp	769,169
27,463		Marathon Oil Corp	2,111,905
14,450		Murphy Oil Corp	687,098
66,440		Occidental Petroleum Corp	3,196,428
10,080		Sunoco, Inc	626,875
47,170		Valero Energy Corp	2,427,840
		TOTAL PETROLEUM AND COAL PRODUCTS	64,401,292

PRIMARY METAL INDUSTRIES - 0.75%
66,890		Alcoa, Inc	1,875,596
7,770		Allegheny Technologies, Inc	483,216
120,250	*	Corning, Inc	2,935,302
24,090		Nucor Corp	1,192,214
9,470		United States Steel Corp	546,230
		TOTAL PRIMARY METAL INDUSTRIES	7,032,558

PRINTING AND PUBLISHING - 0.49%
5,080		Dow Jones & Co, Inc	170,383
6,370		EW Scripps Co	305,314
18,170		Gannett Co, Inc	1,032,601
27,160		McGraw-Hill Cos, Inc	1,576,095
3,140		Meredith Corp	154,896
10,840		New York Times Co (Class A)	249,103
16,750		R.R. Donnelley & Sons Co	552,080
14,843		Tribune Co	485,663
		TOTAL PRINTING AND PUBLISHING	4,526,135

RAILROAD TRANSPORTATION - 0.68%
27,730		Burlington Northern Santa Fe Corp	2,036,491
34,000		CSX Corp	1,116,220
31,880		Norfolk Southern Corp	1,404,314

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE
20,760		Union Pacific Corp	$1,826,880
		TOTAL RAILROAD TRANSPORTATION	6,383,905

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.12%
13,460	*	Goodyear Tire & Rubber Co	195,170
21,420		Newell Rubbermaid, Inc	606,614
6,090		Sealed Air Corp	329,591
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,131,375

SECURITY AND COMMODITY BROKERS - 3.17%
18,830		Ameriprise Financial, Inc	883,127
9,230		Bear Stearns Cos, Inc	1,293,123
79,830		Charles Schwab Corp	1,428,957
2,700		Chicago Mercantile Exchange Holdings, Inc	1,291,275
32,980	*	E*Trade Financial Corp	788,882
6,980		Federated Investors, Inc (Class B)	235,994
12,810		Franklin Resources, Inc	1,354,658
33,200		Goldman Sachs Group, Inc	5,616,444
15,870		Janus Capital Group, Inc	312,956
10,020		Legg Mason, Inc	1,010,617
41,380		Lehman Brothers Holdings, Inc	3,056,327
68,300		Merrill Lynch & Co, Inc	5,342,426
82,590		Morgan Stanley	6,021,637
20,206		T Rowe Price Group, Inc	966,857
		TOTAL SECURITY AND COMMODITY BROKERS	29,603,280

TOBACCO PRODUCTS - 1.48%
161,320		Altria Group, Inc	12,349,046
13,340		Reynolds American, Inc	826,680
12,060		UST, Inc	661,250
		TOTAL TOBACCO PRODUCTS	13,836,976

TRANSPORTATION BY AIR - 0.38%
23,620		FedEx Corp	2,567,022
60,650		Southwest Airlines Co	1,010,429
		TOTAL TRANSPORTATION BY AIR	3,577,451

TRANSPORTATION EQUIPMENT - 2.79%
61,270		Boeing Co	4,831,140
7,140		Brunswick Corp	222,697
144,730		Ford Motor Co	1,170,866
31,030		General Dynamics Corp	2,223,920
43,600		General Motors Corp	1,450,136
12,930		Genuine Parts Co	557,671
9,520		Goodrich Corp	385,750
20,350		Harley-Davidson, Inc	1,276,963
14,190		ITT Industries, Inc	727,521
27,490		Lockheed Martin Corp	2,365,789
5,750	*	Navistar International Corp	148,465
26,530		Northrop Grumman Corp	1,805,897
18,966		Paccar, Inc	1,081,441
10,620	*	Pactiv Corp	301,820
34,570		Raytheon Co	1,659,706
9,890		Textron, Inc	865,375

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

SHARES	COMPANY	VALUE
77,920	United Technologies Corp	$4,936,232
	TOTAL TRANSPORTATION EQUIPMENT	26,011,389

TRANSPORTATION SERVICES - 0.03%
10,000	Sabre Holdings Corp	233,900
	TOTAL TRANSPORTATION SERVICES	233,900

TRUCKING AND WAREHOUSING - 0.64%
83,320	United Parcel Service, Inc (Class B)	5,994,041
	TOTAL TRUCKING AND WAREHOUSING	5,994,041

WATER TRANSPORTATION - 0.17%
34,290	Carnival Corp	1,612,659
	TOTAL WATER TRANSPORTATION	1,612,659

WHOLESALE TRADE-DURABLE GOODS - 0.08%
11,160	Patterson Cos, Inc	375,088
5,710	W.W. Grainger, Inc	382,684
	TOTAL WHOLESALE TRADE-DURABLE GOODS	757,772

WHOLESALE TRADE-NONDURABLE GOODS - 0.74%
6,370	Brown-Forman Corp (Class B)	488,261
31,050	Cardinal Health, Inc	2,041,227
10,460	Dean Foods Co	439,529
14,760	Nike, Inc (Class B)	1,293,271
33,950	Safeway, Inc	1,030,383
47,370	Sysco Corp	1,584,527
	TOTAL WHOLESALE TRADE-NONDURABLE GOODS	6,877,198

	TOTAL COMMON STOCKS	930,505,876
	(Cost $825,307,659)

PRINCIPAL	ISSUER

SHORT-TERM INVESTMENTS - 0.35%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.35%
$ 3,240,000	Federal Home Loan Banks (FHLB), 4.750%, 10/02/06	3,240,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $3,239,572)	3,240,000

	TOTAL PORTFOLIO - 100.05%
	(Cost $828,547,231)	933,745,876

	OTHER ASSETS & LIABILITIES, NET - (0.05%)	(461,686)

	NET ASSETS - 100.00%	$933,284,190

	Non-income producing
	All or a portion of these securities have beeen segregated by the custodian to cover margin or other requirements on open futures contracts in the amount of $155,320.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - S&P 500 Index Fund

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 100.05%

AMUSEMENT AND RECREATION SERVICES - 0.63%
3,061		Harrah's Entertainment, Inc	$203,342
1,619	*	Penn National Gaming, Inc	59,126
1,183		Warner Music Group Corp	30,699
		TOTAL AMUSEMENT AND RECREATION SERVICES	293,167

APPAREL AND ACCESSORY STORES - 2.29%
2,003		Abercrombie & Fitch Co (Class A)	139,168
2,582		American Eagle Outfitters, Inc	113,169
1,525	*	AnnTaylor Stores Corp	63,837
4,079	*	Chico's FAS, Inc	87,821
2,300		Claire's Stores, Inc	67,068
349		Foot Locker, Inc	8,812
1,090	*	Hanesbrands, Inc	24,536
7,690		Limited Brands, Inc	203,708
5,316		Nordstrom, Inc	224,867
3,304		Ross Stores, Inc	83,955
2,502	*	Urban Outfitters, Inc	44,260
		TOTAL APPAREL AND ACCESSORY STORES	1,061,201

APPAREL AND OTHER TEXTILE PRODUCTS - 0.19%
1,367		Polo Ralph Lauren Corp	88,431
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	88,431

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.94%
2,458		Advance Auto Parts	80,967
1,153	*	Autozone, Inc	119,105
2,366	*	Carmax, Inc	98,686
1,663	*	Copart, Inc	46,880
2,583	*	O'Reilly Automotive, Inc	85,781
200		United Auto Group, Inc	4,680
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	436,099

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.42%
2,791		Fastenal Co	107,649
1,535		Sherwin-Williams Co	85,622
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	193,271

BUSINESS SERVICES - 10.30%
6,340	*	Activision, Inc	95,734
1,941		Acxiom Corp	47,865
1,029	*	Affiliated Computer Services, Inc (Class A)	53,364
3,532	*	Akamai Technologies, Inc	176,565
1,812	*	Alliance Data Systems Corp	100,004
5,208	*	Autodesk, Inc	181,134
8,784	*	BEA Systems, Inc	133,517

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
4,775	*	BMC Software, Inc	$129,975
846		Brink's Co	44,889
1,575		CA, Inc	37,312
5,198	*	Cadence Design Systems, Inc	88,158
2,824	*	Ceridian Corp	63,145
1,469	*	Cerner Corp	66,693
1,854	*	Checkfree Corp	76,607
1,920	*	ChoicePoint, Inc	68,736
4,109	*	Citrix Systems, Inc	148,787
900	*	Clear Channel Outdoor Holdings, Inc	18,360
3,164	*	Cognizant Technology Solutions Corp	234,326
200	*	Convergys Corp	4,130
1,322	*	DST Systems, Inc	81,528
6,858	*	Electronic Arts, Inc	381,853
6,542		Electronic Data Systems Corp	160,410
6,287	*	Emdeon Corp	73,621
2,612		Equifax, Inc	95,886
700	*	Expedia, Inc	10,976
903	*	F5 Networks, Inc	48,509
925		Factset Research Systems, Inc	44,927
1,145		Fair Isaac Corp	41,873
422		Fidelity National Information Services, Inc	15,614
3,959	*	Fiserv, Inc	186,429
1,221	*	Getty Images, Inc	60,659
3,287		IMS Health, Inc	87,566
9,990	*	Interpublic Group of Cos, Inc	98,901
7,860	*	Intuit, Inc	252,227
2,574	*	Iron Mountain, Inc	110,528
6,838	*	Juniper Networks, Inc	118,161
969	*	Kinetic Concepts, Inc	30,485
1,870	*	Lamar Advertising Co	99,877
1,689		Manpower, Inc	103,485
1,419		Mastercard, Inc	99,827
3,394	*	McAfee, Inc	83,017
1,877		MoneyGram International, Inc	54,546
2,758	*	Monster Worldwide, Inc	99,812
2,201	*	NAVTEQ Corp	57,468
860	*	NCR Corp	33,953
4,204	*	Red Hat, Inc	88,620
1,156		Reynolds & Reynolds Co (Class A)	45,673
3,381		Robert Half International, Inc	114,852
1,935	*	Salesforce.com, Inc	69,428
2,138		ServiceMaster Co	23,967
257	*	Synopsys, Inc	5,068
840		Total System Services, Inc	19,177
5,155	*	VeriSign, Inc	104,131
140	*	WebMD Health Corp	4,808
		TOTAL BUSINESS SERVICES	4,777,163

CHEMICALS AND ALLIED PRODUCTS - 5.96%
620	*	Abraxis BioScience, Inc	17,224
620		Air Products & Chemicals, Inc	41,149
413		Alberto-Culver Co	20,894
2,138		Avery Dennison Corp	128,643

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
10,152		Avon Products, Inc	311,260
2,374	*	Barr Pharmaceuticals, Inc	123,306
518		Cabot Corp	19,270
1,010		Celanese Corp (Series A)	18,079
1,374	*	Cephalon, Inc	84,844
528	*	Charles River Laboratories International, Inc	22,920
1,495		Church & Dwight Co, Inc	58,469
1,927		Dade Behring Holdings, Inc	77,388
4,108		Ecolab, Inc	175,905
2,766		Estee Lauder Cos (Class A)	111,553
7,347	*	Forest Laboratories, Inc	371,832
3,505	*	Hospira, Inc	134,136
1,467	*	Huntsman Corp	26,699
726	*	Idexx Laboratories, Inc	66,168
1,577	*	ImClone Systems, Inc	44,661
1,353		International Flavors & Fragrances, Inc	53,498
482	*	Invitrogen Corp	30,564
399	*	Kos Pharmaceuticals, Inc	19,719
5,590	*	Medimmune, Inc	163,284
3,870	*	Millennium Pharmaceuticals, Inc	38,506
4,718		Mylan Laboratories, Inc	94,973
2,305	*	Nalco Holding Co	42,689
2,469	*	PDL BioPharma, Inc	47,405
517		PPG Industries, Inc	34,680
574		Rohm & Haas Co	27,179
797		Scotts Miracle-Gro Co (Class A)	35,458
2,445	*	Sepracor, Inc	118,436
670		Sigma-Aldrich Corp	50,699
1,847	*	VCA Antech, Inc	66,603
2,503	*	Vertex Pharmaceuticals, Inc	84,226
		TOTAL CHEMICALS AND ALLIED PRODUCTS	2,762,319

COAL MINING - 0.57%
3,284		Arch Coal, Inc	94,940
4,170		Consol Energy, Inc	132,314
1,832		Massey Energy Co	38,362
		TOTAL COAL MINING	265,616

COMMUNICATIONS - 4.21%
9,465	*	American Tower Corp (Class A)	345,472
725	*	Avaya, Inc	8,294
2,540		Cablevision Systems Corp (Class A)	57,683
2,948		Citizens Communications Co	41,390
4,000	*	Crown Castle International Corp	140,960
287	*	CTC Media, Inc	6,400
4,607	*	EchoStar Communications Corp (Class A)	150,833
1,551		Global Payments, Inc	68,259
1,602	*	IAC/InterActiveCorp	46,074
438	*	Leap Wireless International, Inc	21,239
26,653	*	Level 3 Communications, Inc	142,594
3,766	*	Liberty Global, Inc	96,937
12,189	*	Liberty Media Holding Corp (Interactive)	248,412
1,336	*	NeuStar, Inc	37,074
3,142	*	NII Holdings, Inc (Class B)	195,307

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
2,399	*	SBA Communications Corp	$58,368
1,262		Telephone & Data Systems, Inc	53,130
3,307	*	Univision Communications, Inc (Class A)	113,562
182	*	US Cellular Corp	10,865
693	*	West Corp	33,472
5,930	*	XM Satellite Radio Holdings, Inc	76,438
		TOTAL COMMUNICATIONS	1,952,763

DEPOSITORY INSTITUTIONS - 1.86%
753		Bank of Hawaii Corp	36,264
4,073		Commerce Bancorp, Inc	149,520
549		Cullen/Frost Bankers, Inc	31,743
1,313		East West Bancorp, Inc	52,008
6,258		Hudson City Bancorp, Inc	82,919
282		IndyMac Bancorp, Inc	11,607
1,503		Investors Financial Services Corp	64,749
4,643		Northern Trust Corp	271,290
1,274		People's Bank	50,463
2,702		Synovus Financial Corp	79,358
1,194		TCF Financial Corp	31,390
		TOTAL DEPOSITORY INSTITUTIONS	861,311

EATING AND DRINKING PLACES - 1.70%
2,673		Aramark Corp (Class B)	87,835
1,880		Brinker International, Inc	75,369
3,337		Darden Restaurants, Inc	141,722
800		OSI Restaurant Partners, Inc	25,368
1,768	*	The Cheesecake Factory, Inc	48,072
855		Tim Hortons, Inc	22,487
1,043		Wendy's International, Inc	69,881
6,139		Yum! Brands, Inc	319,535
		TOTAL EATING AND DRINKING PLACES	790,269

EDUCATIONAL SERVICES - 0.67%
3,140	*	Apollo Group, Inc (Class A)	154,614
2,326	*	Career Education Corp	52,335
968	*	ITT Educational Services, Inc	64,178
831	*	Laureate Education, Inc	39,772
		TOTAL EDUCATIONAL SERVICES	310,899

ELECTRIC, GAS, AND SANITARY SERVICES - 3.54%
14,848	*	AES Corp	302,751
3,636	*	Allegheny Energy, Inc	146,058
285	*	Allied Waste Industries, Inc	3,212
1,742		Aqua America, Inc	38,219
550		Constellation Energy Group, Inc	32,560
2,657	*	Covanta Holding Corp	57,205
429		DPL, Inc	11,634
14,819		El Paso Corp	202,131
2,401		Kinder Morgan, Inc	251,745
912	*	NRG Energy, Inc	41,314
1,702		Questar Corp	139,173
2,533		Republic Services, Inc	101,852
1,043	*	Stericycle, Inc	72,791

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
10,193		Williams Cos, Inc	$243,307
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,643,952

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.49%
2,358	*	ADC Telecommunications, Inc	35,370
3,928	*	Agere Systems, Inc	58,645
8,039	*	Altera Corp	147,757
1,527		American Power Conversion Corp	33,533
1,590		Ametek, Inc	69,245
1,984		Amphenol Corp (Class A)	122,869
8,142		Analog Devices, Inc	239,293
1,254	*	Avnet, Inc	24,603
500		AVX Corp	8,845
480	*	Ciena Corp	13,080
3,716	*	Comverse Technology, Inc	79,671
1,502	*	Cree, Inc	30,205
2,772	*	Cypress Semiconductor Corp	49,258
800	*	Dolby Laboratories, Inc (Class A)	15,880
1,083	*	Energizer Holdings, Inc	77,965
1,438	*	Fairchild Semiconductor International, Inc	26,891
4,209	*	Freescale Semiconductor, Inc (Class B)	159,984
1,526		Harman International Industries, Inc	127,329
3,050		Harris Corp	135,695
2,054	*	Integrated Device Technology, Inc	32,987
885	*	International Rectifier Corp	30,833
1,438		Intersil Corp (Class A)	35,303
37,671	*	JDS Uniphase Corp	82,499
178		L-3 Communications Holdings, Inc	13,943
940		Lincoln Electric Holdings, Inc	51,183
6,896		Linear Technology Corp	214,604
6,259	*	LSI Logic Corp	51,449
54,270	*	Lucent Technologies, Inc	126,992
7,221		Maxim Integrated Products, Inc	202,693
3,344	*	MEMC Electronic Materials, Inc	122,491
4,836		Microchip Technology, Inc	156,783
7,441	*	Micron Technology, Inc	129,473
3,131		Molex, Inc	122,015
7,601		National Semiconductor Corp	178,852
8,445	*	Network Appliance, Inc	312,549
1,212	*	Novellus Systems, Inc	33,524
7,946	*	Nvidia Corp	235,122
4,593	*	PMC - Sierra, Inc	27,282
3,710	*	QLogic Corp	70,119
2,249		RadioShack Corp	43,406
1,764	*	Rambus, Inc	30,764
3,847		Rockwell Collins, Inc	210,969
5,157	*	Sanmina-SCI Corp	19,287
1,091	*	Silicon Laboratories, Inc	33,843
31,632	*	Sirius Satellite Radio, Inc	123,681
300	*	Spansion, Inc	5,001
1,437	*	Thomas & Betts Corp	68,559
722	*	Vishay Intertechnology, Inc	10,137
7,738		Xilinx, Inc	169,849
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	4,402,310

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE

ENGINEERING AND MANAGEMENT SERVICES - 2.88%
2,395	*	Amylin Pharmaceuticals, Inc	$105,548
7,834	*	Celgene Corp	339,212
897		Corporate Executive Board Co	80,649
1,998		Fluor Corp	153,626
1,123	*	Gen-Probe, Inc	52,657
101	*	Hewitt Associates, Inc	2,450
1,311	*	Jacobs Engineering Group, Inc	97,971
7,588		Paychex, Inc	279,618
3,567		Quest Diagnostics, Inc	218,158
100	*	URS Corp	3,889
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,333,778

FABRICATED METAL PRODUCTS - 0.49%
351	*	Alliant Techsystems, Inc	28,452
2,374		Ball Corp	96,028
3,867	*	Crown Holdings, Inc	71,926
867		Pentair, Inc	22,707
145		Snap-On, Inc	6,460
		TOTAL FABRICATED METAL PRODUCTS	225,573

FOOD AND KINDRED PRODUCTS - 2.37%
493	*	Burger King Holdings, Inc	7,868
3,116		Campbell Soup Co	113,734
905	*	Constellation Brands, Inc (Class A)	26,046
4,287		H.J. Heinz Co	179,754
1,428	*	Hansen Natural Corp	46,381
3,533		Hershey Co	188,839
2,371		McCormick & Co, Inc	90,051
1,607		Pepsi Bottling Group, Inc	57,049
8,992		Sara Lee Corp	144,501
5,332		Wrigley (Wm.) Jr Co	245,592
		TOTAL FOOD AND KINDRED PRODUCTS	1,099,815

FOOD STORES - 0.59%
1,988		Kroger Co	46,002
705	*	Panera Bread Co (Class A)	41,066
3,158		Whole Foods Market, Inc	187,680
		TOTAL FOOD STORES	274,748

FORESTRY - 0.01%
138		Rayonier, Inc	5,216
		TOTAL FORESTRY	5,216

FURNITURE AND FIXTURES - 0.62%
646		Hillenbrand Industries, Inc	36,809
1,131		HNI Corp	47,027
2,191		Leggett & Platt, Inc	54,841
5,390		Masco Corp	147,794
		TOTAL FURNITURE AND FIXTURES	286,471

FURNITURE AND HOMEFURNISHINGS STORES - 1.09%
6,362	*	Bed Bath & Beyond, Inc	243,410

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
3,691		Circuit City Stores, Inc	92,681
1,470	*	GameStop Corp	68,032
124	*	Mohawk Industries, Inc	9,232
1,188		Steelcase, Inc (Class A)	18,640
2,236		Williams-Sonoma, Inc	72,424
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	504,419

GENERAL BUILDING CONTRACTORS - 1.10%
490		Beazer Homes USA, Inc	19,130
1,275		Centex Corp	67,090
3,826		DR Horton, Inc	91,633
928		KB Home	40,646
1,192		Lennar Corp (Class A)	53,938
305		MDC Holdings, Inc	14,167
102	*	NVR, Inc	54,570
2,421		Pulte Homes, Inc	77,133
428		Ryland Group, Inc	18,494
701		Standard-Pacific Corp	16,474
496	*	Toll Brothers, Inc	13,928
962		Walter Industries, Inc	41,058
		TOTAL GENERAL BUILDING CONTRACTORS	508,261

GENERAL MERCHANDISE STORES - 1.72%
6,726		Dollar General Corp	91,675
1,846		Family Dollar Stores, Inc	53,977
5,294		JC Penney Co, Inc	362,057
10,335		TJX Cos, Inc	289,690
		TOTAL GENERAL MERCHANDISE STORES	797,399

HEALTH SERVICES - 3.20%
897		AmerisourceBergen Corp	40,544
411		Brookdale Senior Living, Inc	19,079
1,400	*	Community Health Systems, Inc	52,290
1,053	*	Covance, Inc	69,898
3,640	*	Coventry Health Care, Inc	187,533
2,317	*	DaVita, Inc	134,085
1,361	*	Edwards Lifesciences Corp	63,409
2,589	*	Express Scripts, Inc	195,444
1,426		Health Management Associates, Inc (Class A)	29,803
2,771	*	Laboratory Corp of America Holdings	181,694
501	*	LifePoint Hospitals, Inc	17,695
2,215	*	Lincare Holdings, Inc	76,728
1,646		Manor Care, Inc	86,053
1,361		Omnicare, Inc	58,645
1,061	*	Pediatrix Medical Group, Inc	48,382
2,322		Pharmaceutical Product Development, Inc	82,872
1,209	*	Sierra Health Services, Inc	45,749
7,442	*	Tenet Healthcare Corp	60,578
389	*	Triad Hospitals, Inc	17,128
311		Universal Health Services, Inc (Class B)	18,638
		TOTAL HEALTH SERVICES	1,486,247

HOLDING AND OTHER INVESTMENT OFFICES - 2.27%
723	*	Affiliated Managers Group, Inc	72,380

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
1,020		Developers Diversified Realty Corp	$56,875
245		Essex Property Trust, Inc	29,743
654		Federal Realty Investment Trust	48,592
1,972		General Growth Properties, Inc	93,966
367		Global Signal, Inc	18,563
905		iShares Russell Midcap Growth Index Fund	87,333
735		Kilroy Realty Corp	55,375
1,583		Macerich Co	120,878
267		Pan Pacific Retail Properties, Inc	18,535
1,717		Public Storage, Inc	147,645
1,026		SL Green Realty Corp	114,604
563		Taubman Centers, Inc	25,008
3,001		United Dominion Realty Trust, Inc	90,630
1,356		Ventas, Inc	52,260
493		Weingarten Realty Investors	21,209
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	1,053,596

HOTELS AND OTHER LODGING PLACES - 1.70%
966		Boyd Gaming Corp	37,133
778		Choice Hotels International, Inc	31,820
8,741		Hilton Hotels Corp	243,437
2,691	*	MGM Mirage	106,268
4,070		Starwood Hotels & Resorts Worldwide, Inc	232,763
1,103		Station Casinos, Inc	63,786
1,074	*	Wynn Resorts Ltd	73,043
		TOTAL HOTELS AND OTHER LODGING PLACES	788,250

INDUSTRIAL MACHINERY AND EQUIPMENT - 7.47%
200	*	AGCO Corp	5,070
4,013		American Standard Cos, Inc	168,426
1,584		Black & Decker Corp	125,690
621		Carlisle Cos, Inc	52,226
1,314		CDW Corp	81,048
981		Cummins, Inc	116,965
1,180		Diebold, Inc	51,365
1,689		Donaldson Co, Inc	62,324
4,106		Dover Corp	194,789
720	*	Dresser-Rand Group, Inc	14,688
169	*	Flowserve Corp	8,550
1,563	*	FMC Technologies, Inc	83,933
1,137	*	Gardner Denver, Inc	37,612
1,574		Graco, Inc	61,480
2,898	*	Grant Prideco, Inc	110,211
1,158		IDEX Corp	49,852
7,649		International Game Technology	317,433
4,102		Jabil Circuit, Inc	117,194
2,762		Joy Global, Inc	103,879
3,161	*	Lam Research Corp	143,288
1,793	*	Lexmark International, Inc	103,384
1,403		Manitowoc Co, Inc	62,840
443		Pall Corp	13,649
1,124		Parker Hannifin Corp	87,369
3,997		Rockwell Automation, Inc	232,226
4,431	*	SanDisk Corp	237,236

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
1,462	*	Scientific Games Corp (Class A)	$46,492
4,872		Smith International, Inc	189,034
9,257	*	Solectron Corp	30,178
1,236		Stanley Works	61,615
4,720		Symbol Technologies, Inc	70,139
1,042	*	Terex Corp	47,119
134		Timken Co	3,991
947		Toro Co	39,935
2,963	*	Varian Medical Systems, Inc	158,195
870	*	VeriFone Holdings, Inc	24,839
5,003	*	Western Digital Corp	90,554
1,627	*	Zebra Technologies Corp (Class A)	58,149
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,462,967

INSTRUMENTS AND RELATED PRODUCTS - 5.76%
1,327	*	Advanced Medical Optics, Inc	52,483
3,372		Allergan, Inc	379,721
3,342		Applera Corp (Applied Biosystems Group)	110,654
2,372		Bard (C.R.), Inc	177,900
173		Bausch & Lomb, Inc	8,672
1,320		Beckman Coulter, Inc	75,979
5,506		Biomet, Inc	177,238
543		Cooper Cos, Inc	29,051
3,556		Dentsply International, Inc	107,071
237		DRS Technologies, Inc	10,350
1,674	*	Fisher Scientific International, Inc	130,974
824	*	Intuitive Surgical, Inc	86,891
3,530		Kla-Tencor Corp	156,979
947	*	Mettler-Toledo International, Inc	62,644
1,223	*	Millipore Corp	74,970
1,260		National Instruments Corp	34,448
1,480		PerkinElmer, Inc	28,016
2,890		Pitney Bowes, Inc	128,229
1,694	*	Resmed, Inc	68,184
1,640	*	Respironics, Inc	63,320
1,940		Roper Industries, Inc	86,796
8,140	*	St. Jude Medical, Inc	287,261
880	*	Techne Corp	44,757
1,383		Tektronix, Inc	40,010
3,359	*	Teradyne, Inc	44,204
1,078	*	Thermo Electron Corp	42,398
1,187	*	Trimble Navigation Ltd	55,884
2,323	*	Waters Corp	105,185
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,670,269

INSURANCE AGENTS, BROKERS AND SERVICE - 0.21%
2,566		Brown & Brown, Inc	78,417
731		Gallagher (Arthur J.) & Co	19,496
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	97,913

INSURANCE CARRIERS - 1.32%
228		Ambac Financial Group, Inc	18,867
454		Hanover Insurance Group, Inc	20,262
1,334		HCC Insurance Holdings, Inc	43,862

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
2,383	*	Health Net, Inc	$103,708
3,712	*	Humana, Inc	245,326
35	*	Markel Corp	14,373
991	*	Philadelphia Consolidated Holding Co	39,422
288		Transatlantic Holdings, Inc	17,398
1,918		W.R. Berkley Corp	67,878
746	*	WellCare Health Plans, Inc	42,246
		TOTAL INSURANCE CARRIERS	613,342

JUSTICE, PUBLIC ORDER AND SAFETY - 0.09%
936	*	Corrections Corp of America	40,482
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	40,482

LEATHER AND LEATHER PRODUCTS - 0.64%
8,678	*	Coach, Inc	298,523
		TOTAL LEATHER AND LEATHER PRODUCTS	298,523

METAL MINING - 0.36%
1,003		Foundation Coal Holdings, Inc	32,467
2,274		Freeport-McMoRan Copper & Gold, Inc (Class A)	121,113
136		Southern Copper Corp	12,580
		TOTAL METAL MINING	166,160

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.19%
1,156		Fortune Brands, Inc	86,827
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	86,827

MISCELLANEOUS RETAIL - 2.04%
7,035	*	Amazon.com, Inc	225,964
297		Barnes & Noble, Inc	11,268
1,379	*	Coldwater Creek, Inc	39,660
852	*	Dick's Sporting Goods, Inc	38,783
221	*	Dollar Tree Stores, Inc	6,842
3,017		Michaels Stores, Inc	131,360
849		MSC Industrial Direct Co (Class A)	34,588
736	*	Nutri/System, Inc	45,845
6,491	*	Office Depot, Inc	257,693
3,226		Petsmart, Inc	89,522
1,906		Tiffany & Co	63,279
		TOTAL MISCELLANEOUS RETAIL	944,804

MOTION PICTURES - 0.15%
1,865	*	Discovery Holding Co (Class A)	26,968
515	*	DreamWorks Animation SKG, Inc (Class A)	12,829
1,450		Regal Entertainment Group (Class A)	28,739
		TOTAL MOTION PICTURES	68,536

NONDEPOSITORY INSTITUTIONS - 0.25%
818	*	AmeriCredit Corp	20,442
1,407		CapitalSource, Inc	36,329
701		First Marblehead Corp	48,551
381	*	Nelnet, Inc	11,712
		TOTAL NONDEPOSITORY INSTITUTIONS	117,034

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
NONMETALLIC MINERALS, EXCEPT FUELS - 0.47%
1,056		Florida Rock Industries, Inc	40,878
2,254		Vulcan Materials Co	176,376
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	217,254

OIL AND GAS EXTRACTION - 4.39%
6,789		BJ Services Co	204,553
2,578	*	Cameron International Corp	124,543
1,186	*	Cheniere Energy, Inc	35,236
752	*	CNX Gas Corp	17,424
2,670	*	Denbury Resources, Inc	77,163
1,323		Diamond Offshore Drilling, Inc	95,746
3,457		ENSCO International, Inc	151,520
2,364		Equitable Resources, Inc	82,693
1,949	*	Global Industries Ltd	30,326
2,115	*	Helix Energy Solutions Group, Inc	70,641
2,462		Helmerich & Payne, Inc	56,700
3,678	*	National Oilwell Varco, Inc	215,347
1,165	*	Oceaneering International, Inc	35,882
3,849		Patterson-UTI Energy, Inc	91,452
1,760	*	Plains Exploration & Production Co	75,522
3,009	*	Pride International, Inc	82,507
1,380	*	Quicksilver Resources, Inc	44,022
3,172		Range Resources Corp	80,061
2,363		Rowan Cos, Inc	74,742
3,743	*	Southwestern Energy Co	111,803
1,230		St. Mary Land & Exploration Co	45,153
1,781	*	Superior Energy Services	46,769
1,615	*	Tetra Technologies, Inc	39,018
793		Tidewater, Inc	35,043
1,445	*	Todco	49,997
1,018	*	Unit Corp	46,797
478		W&T Offshore, Inc	13,962
		TOTAL OIL AND GAS EXTRACTION	2,034,622

PAPER AND ALLIED PRODUCTS - 0.09%
1,809		Packaging Corp of America	41,969
		TOTAL PAPER AND ALLIED PRODUCTS	41,969

PERSONAL SERVICES - 0.72%
3,180		Cintas Corp	129,839
7,388		H&R Block, Inc	160,615
1,008		Weight Watchers International, Inc	44,695
		TOTAL PERSONAL SERVICES	335,149

PETROLEUM AND COAL PRODUCTS - 0.38%
1,354		Frontier Oil Corp	35,989
1,052		Holly Corp	45,583
1,519		Sunoco, Inc	94,467
		TOTAL PETROLEUM AND COAL PRODUCTS	176,039

PRIMARY METAL INDUSTRIES - 0.98%
2,259		Allegheny Technologies, Inc	140,487
571		Carpenter Technology Corp	61,388

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
340		Hubbell, Inc (Class B)	$16,286
3,037		Precision Castparts Corp	191,817
1,852	*	Titanium Metals Corp	46,819
		TOTAL PRIMARY METAL INDUSTRIES	456,797

PRINTING AND PUBLISHING - 0.78%
1,288		Dow Jones & Co, Inc	43,200
1,400	*	Dun & Bradstreet Corp	104,986
1,862		EW Scripps Co	89,246
1,220		Harte-Hanks, Inc	32,147
976		John Wiley & Sons, Inc (Class A)	35,146
100		McClatchy Co (Class A)	4,219
716		Meredith Corp	35,320
22		Washington Post Co (Class B)	16,214
		TOTAL PRINTING AND PUBLISHING	360,478

RAILROAD TRANSPORTATION - 0.37%
4,834		CSX Corp	158,700
540	*	Kansas City Southern Industries, Inc	14,747
		TOTAL RAILROAD TRANSPORTATION	173,447

REAL ESTATE - 0.76%
4,227	*	CB Richard Ellis Group, Inc	103,984
1,580		Forest City Enterprises, Inc (Class A)	85,794
809		Jones Lang LaSalle, Inc	69,153
1,683		St. Joe Co	92,346
		TOTAL REAL ESTATE	351,277

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.50%
4,091	*	Goodyear Tire & Rubber Co	59,320
674	*	Jarden Corp	22,222
3,823		Newell Rubbermaid, Inc	108,267
743		Sealed Air Corp	40,211
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	230,020

SECURITY AND COMMODITY BROKERS - 3.53%
445		BlackRock, Inc	66,305
1,187	*	Cbot Holdings, Inc	143,378
8,878	*	E*Trade Financial Corp	212,362
2,641		Eaton Vance Corp	76,219
2,050		Federated Investors, Inc (Class B)	69,311
454	*	IntercontinentalExchange, Inc	34,082
958	*	Investment Technology Group, Inc	42,871
2,314		Janus Capital Group, Inc	45,632
1,619		Legg Mason, Inc	163,292
2,072	*	Nasdaq Stock Market, Inc	62,657
1,780		Nuveen Investments, Inc	91,189
1,769	*	NYSE Group, Inc	132,233
1,409		SEI Investments Co	79,172
5,996		T Rowe Price Group, Inc	286,909
7,015		TD Ameritrade Holding Corp	132,233
		TOTAL SECURITY AND COMMODITY BROKERS	1,637,845

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
SPECIAL TRADE CONTRACTORS - 0.04%
1,211	*	Quanta Services, Inc	$20,417
		TOTAL SPECIAL TRADE CONTRACTORS	20,417

STONE, CLAY, AND GLASS PRODUCTS - 0.36%
1,097		Eagle Materials, Inc	36,947
3,065		Gentex Corp	43,554
3,338	*	Owens-Illinois, Inc	51,472
770	b,m*	USG Corp	36,221
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	168,194

TOBACCO PRODUCTS - 0.24%
2,058		UST, Inc	112,840
		TOTAL TOBACCO PRODUCTS	112,840

TRANSPORTATION BY AIR - 0.81%
3,617	*	AMR Corp	83,697
1,936	*	Continental Airlines, Inc (Class B)	54,808
10,486		Southwest Airlines Co	174,697
1,405	*	US Airways Group, Inc	62,284
		TOTAL TRANSPORTATION BY AIR	375,486

TRANSPORTATION EQUIPMENT - 3.12%
352		Brunswick Corp	10,979
2,578		Goodrich Corp	104,461
6,059		Harley-Davidson, Inc	380,202
923		Harsco Corp	71,671
2,751		ITT Industries, Inc	141,044
2,528		JLG Industries, Inc	50,080
1,661		Oshkosh Truck Corp	83,831
3,319		Paccar, Inc	189,249
3,096	*	Pactiv Corp	87,988
2,748		Textron, Inc	240,450
806		Thor Industries, Inc	33,183
1,675		Trinity Industries, Inc	53,885
		TOTAL TRANSPORTATION EQUIPMENT	1,447,023

TRANSPORTATION SERVICES - 0.89%
3,908		CH Robinson Worldwide, Inc	174,219
4,804		Expeditors International Washington, Inc	214,162
569		GATX Corp	23,540
		TOTAL TRANSPORTATION SERVICES	411,921

TRUCKING AND WAREHOUSING - 0.38%
1,131		Con-way, Inc	50,691
2,378		J.B. Hunt Transport Services, Inc	49,391
1,374		Landstar System, Inc	58,670
656	*	Swift Transportation Co, Inc	15,560
		TOTAL TRUCKING AND WAREHOUSING	174,312

WATER TRANSPORTATION - 0.08%
1,144	*	Kirby Corp	35,842
		TOTAL WATER TRANSPORTATION	35,842

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Growth Index Fund

SHARES		COMPANY	VALUE
WHOLESALE TRADE-DURABLE GOODS - 1.00%
336	*	Arrow Electronics, Inc	$9,216
89		BorgWarner, Inc	5,088
2,636	*	Cytyc Corp	64,529
1,070		Martin Marietta Materials, Inc	90,543
3,167	*	Patterson Cos, Inc	106,443
1,149		Pool Corp	44,237
1,247		W.W. Grainger, Inc	83,574
1,058	*	WESCO International, Inc	61,396
		TOTAL WHOLESALE TRADE-DURABLE GOODS	465,026

WHOLESALE TRADE-NONDURABLE GOODS - 0.87%
1,356		Airgas, Inc	49,047
1,419		Brown-Forman Corp (Class B)	108,766
3,057	*	Endo Pharmaceuticals Holdings, Inc	99,505
2,031	*	Henry Schein, Inc	101,834
812	*	Tractor Supply Co	39,187
200		Valhi, Inc	4,650
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	402,989

		TOTAL COMMON STOCKS
		(Cost $38,753,153)	46,398,348

		TOTAL PORTFOLIO - 100.05%
		(Cost $38,753,153)	46,398,348

		OTHER ASSETS & LIABILITIES, NET - (0.05%)	(22,632)

		NET ASSETS - 100.00%	46,375,716

	*	Non-income producing
	b	In bankruptcy
	m	Indicates a security has been deemed illiquid.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.09%
AMUSEMENT AND RECREATION SERVICES - 0.33%

2,026		Harrah's Entertainment, Inc	$134,587
1,596		International Speedway Corp (Class A)	79,545
1,933		Warner Music Group Corp	50,161
		TOTAL AMUSEMENT AND RECREATION SERVICES	264,293

APPAREL AND ACCESSORY STORES - 0.26%
205	*	AnnTaylor Stores Corp	8,581
6,077		Foot Locker, Inc	153,444
1,879	*	Hanesbrands, Inc	42,296
		TOTAL APPAREL AND ACCESSORY STORES	204,321

APPAREL AND OTHER TEXTILE PRODUCTS - 0.77%
4,918		Jones Apparel Group, Inc	159,540
4,534		Liz Claiborne, Inc	179,138
3,780		VF Corp	275,751
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	614,429

AUTO REPAIR, SERVICES AND PARKING - 0.17%
2,680		Ryder System, Inc	138,502
		TOTAL AUTO REPAIR, SERVICES AND PARKING	138,502

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.23%
6,588	*	Autonation, Inc	137,689
2,006		United Auto Group, Inc	46,940
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	184,629

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.13%
1,859		Sherwin-Williams Co	103,695
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	103,695

BUSINESS SERVICES - 3.50%
2,879	*	Affiliated Computer Services, Inc (Class A)	149,305
452		Brink's Co	23,983
16,584		CA, Inc	392,875
1,865	*	Cadence Design Systems, Inc	31,630
551	*	Ceridian Corp	12,320
7,401	*	Computer Sciences Corp	363,537
16,518	*	Compuware Corp	128,675
5,703	*	Convergys Corp	117,767
9,813		Electronic Data Systems Corp	240,615
711		Equifax, Inc	26,101
8,756	*	Expedia, Inc	137,294
511		Fair Isaac Corp	18,687
3,089		Fidelity National Information Services, Inc	114,293
2,367		IMS Health, Inc	63,057
11,266	*	Juniper Networks, Inc	194,676

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
545		Manpower, Inc	$33,392
419	*	McAfee, Inc	10,249
6,202	*	NCR Corp	244,855
15,267	*	Novell, Inc	93,434
563		Reynolds & Reynolds Co (Class A)	22,244
8,555		ServiceMaster Co	95,902
5,780	*	Synopsys, Inc	113,982
14,612	*	Unisys Corp	82,704
2,928	*	United Rentals, Inc	68,076
532	*	VeriSign, Inc	10,746
		TOTAL BUSINESS SERVICES	2,790,399

CHEMICALS AND ALLIED PRODUCTS - 4.98%
8,532		Air Products & Chemicals, Inc	566,269
1,727		Albemarle Corp	93,828
2,690		Alberto-Culver Co	136,087
1,546		Cabot Corp	57,511
1,600		Celanese Corp (Series A)	28,640
2,131	*	Charles River Laboratories International, Inc	92,507
10,865		Chemtura Corp	94,200
6,501		Clorox Co	409,563
1,808		Cytec Industries, Inc	100,507
3,538		Eastman Chemical Co	191,123
1,631		FMC Corp	104,498
1,194	*	Huntsman Corp	21,731
1,223		International Flavors & Fragrances, Inc	48,357
1,511	*	Invitrogen Corp	95,813
10,494	*	King Pharmaceuticals, Inc	178,713
140	*	Kos Pharmaceuticals, Inc	6,919
3,007		Lubrizol Corp	137,510
9,354		Lyondell Chemical Co	237,311
6,660	*	Millennium Pharmaceuticals, Inc	66,267
6,358	*	Mosaic Co	107,450
6,235		PPG Industries, Inc	418,244
5,893		Rohm & Haas Co	279,034
5,308		RPM International, Inc	100,799
534		Scotts Miracle-Gro Co (Class A)	23,758
1,605		Sigma-Aldrich Corp	121,450
4,285		Valspar Corp	113,981
4,447	*	Watson Pharmaceuticals, Inc	116,378
616		Westlake Chemical Corp	19,718
		TOTAL CHEMICALS AND ALLIED PRODUCTS	3,968,166

COMMUNICATIONS - 3.75%
18,361	*	Avaya, Inc	210,050
4,802		Cablevision Systems Corp (Class A)	109,053
5,023		CenturyTel, Inc	199,262
8,126		Citizens Communications Co	114,089
1,029	*	Crown Castle International Corp	36,262
402	*	CTC Media, Inc	8,965
6,424	*	Embarq Corp	310,729
1,200		Hearst-Argyle Television, Inc	27,540
4,665	*	IAC/InterActiveCorp	134,165
1,125	*	Leap Wireless International, Inc	54,551

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
12,643	*	Liberty Global, Inc	$325,431
6,056	*	Liberty Media Holding Corp (Capital)	506,100
7,083	*	Liberty Media Holding Corp (Interactive)	144,352
67,972	*	Qwest Communications International, Inc	592,716
2,264		Telephone & Data Systems, Inc	95,314
2,820	*	Univision Communications, Inc (Class A)	96,839
300	*	US Cellular Corp	17,910
		TOTAL COMMUNICATIONS	2,983,328

DEPOSITORY INSTITUTIONS - 9.93%
14,927		AmSouth Bancorp	433,480
5,738		Associated Banc-Corp	186,485
3,802		Astoria Financial Corp	117,178
3,302		Bancorpsouth, Inc	91,664
715		Bank of Hawaii Corp	34,434
890		BOK Financial Corp	46,814
1,050		Capitol Federal Financial	37,338
1,822		City National Corp	122,183
6,742		Colonial Bancgroup, Inc	165,179
7,007		Comerica, Inc	398,838
2,972		Commerce Bancshares, Inc	150,294
5,568		Compass Bancshares, Inc	317,265
1,435		Cullen/Frost Bankers, Inc	82,972
170		East West Bancorp, Inc	6,734
311		First Citizens Bancshares, Inc (Class A)	59,432
5,322		First Horizon National Corp	202,289
7,486		Fulton Financial Corp	121,198
12,146		Hudson City Bancorp, Inc	160,935
10,573		Huntington Bancshares, Inc	253,012
2,120		IndyMac Bancorp, Inc	87,259
17,435		Keycorp	652,766
3,246		M&T Bank Corp	389,390
10,918		Marshall & Ilsley Corp	526,029
5,341		Mercantile Bankshares Corp	193,718
12,721		New York Community Bancorp, Inc	208,370
20,063		North Fork Bancorporation, Inc	574,604
474		Northern Trust Corp	27,696
12,000		Popular, Inc	233,280
4,214		Sky Financial Group, Inc	104,929
3,299		South Financial Group, Inc	85,873
16,917		Sovereign Bancorp, Inc	363,885
6,519		Synovus Financial Corp	191,463
3,537		TCF Financial Corp	92,988
4,204		TD Banknorth, Inc	121,412
2,247		UnionBanCal Corp	136,842
5,034		Valley National Bancorp	128,719
3,956		Washington Federal, Inc	88,773
2,348		Webster Financial Corp	110,614
2,740		Whitney Holding Corp	98,010
3,002		Wilmington Trust Corp	133,739
4,571		Zions Bancorporation	364,812
		TOTAL DEPOSITORY INSTITUTIONS	7,902,895

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
EATING AND DRINKING PLACES - 0.29%
1,280		OSI Restaurant Partners, Inc	$40,589
2,878		Wendy's International, Inc	192,826
		TOTAL EATING AND DRINKING PLACES	233,415

EDUCATIONAL SERVICES - 0.02%
254	*	Laureate Education, Inc	12,156
		TOTAL EDUCATIONAL SERVICES	12,156

ELECTRIC, GAS, AND SANITARY SERVICES - 14.79%
3,253		AGL Resources, Inc	118,735
5,102		Alliant Energy Corp	182,294
10,010	*	Allied Waste Industries, Inc	112,813
8,852		Ameren Corp	467,297
16,984		American Electric Power Co, Inc	617,708
2,168		Aqua America, Inc	47,566
3,536		Atmos Energy Corp	100,953
13,491		Centerpoint Energy, Inc	193,191
9,747	*	CMS Energy Corp	140,747
10,599		Consolidated Edison, Inc	489,674
6,733		Constellation Energy Group, Inc	398,594
4,095		DPL, Inc	111,056
7,665		DTE Energy Co	318,174
15,874	*	Dynegy, Inc (Class A)	87,942
14,046		Edison International	584,875
1,905		El Paso Corp	25,984
3,066		Energen Corp	128,373
6,458		Energy East Corp	153,184
8,962	d	Entergy Corp	701,097
3,317		Great Plains Energy, Inc	102,893
3,570		Hawaiian Electric Industries, Inc	96,604
7,545		KeySpan Corp	310,401
7,760		MDU Resources Group, Inc	173,358
12,933	*	Mirant Corp	353,200
3,614		National Fuel Gas Co	131,369
11,754		NiSource, Inc	255,532
6,704		Northeast Utilities	156,002
4,167	*	NRG Energy, Inc	188,765
4,675		NSTAR	155,958
3,794		OGE Energy Corp	137,001
4,897		Oneok, Inc	185,058
8,236		Pepco Holdings, Inc	199,064
14,969		PG&E Corp	623,459
4,300		Pinnacle West Capital Corp	193,715
16,414		PPL Corp	540,021
10,912		Progress Energy, Inc	495,187
4,969		Puget Energy, Inc	112,945
445		Questar Corp	36,388
13,326	*	Reliant Energy, Inc	164,043
442		Republic Services, Inc	17,773
4,991		SCANA Corp	200,988
11,169		Sempra Energy	561,242
9,526	*	Sierra Pacific Resources	136,603
4,315		Southern Union Co	113,959
8,732		TECO Energy, Inc	136,656

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
4,564		UGI Corp	$111,590
3,212		Vectren Corp	86,242
6,266		Williams Cos, Inc	149,569
5,043		Wisconsin Energy Corp	217,555
1,828		WPS Resources Corp	90,724
17,491		Xcel Energy, Inc	361,189
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	11,775,310

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.61%
769	*	ADC Telecommunications, Inc	11,535
4,569		American Power Conversion Corp	100,335
18,895	*	Atmel Corp	114,126
2,927	*	Avnet, Inc	57,428
1,100		AVX Corp	19,459
2,761	*	Ciena Corp	75,237
1,687	*	Comverse Technology, Inc	36,169
631	*	Cree, Inc	12,689
530	*	Cypress Semiconductor Corp	9,418
485	*	Energizer Holdings, Inc	34,915
2,464	*	Fairchild Semiconductor International, Inc	46,077
9,444	*	Freescale Semiconductor, Inc (Class B)	358,966
5,010	*	Integrated Device Technology, Inc	80,461
1,476	*	International Rectifier Corp	51,424
3,329		Intersil Corp (Class A)	81,727
4,880		L-3 Communications Holdings, Inc	382,250
4,595	*	LSI Logic Corp	37,771
89,283	*	Lucent Technologies, Inc	208,922
17,016	*	Micron Technology, Inc	296,078
3,166	*	Novellus Systems, Inc	87,572
1,519		RadioShack Corp	29,317
518	*	Rambus, Inc	9,034
13,593	*	Sanmina-SCI Corp	50,838
1,600	*	Spansion, Inc	26,672
1,692		Teleflex, Inc	94,143
19,321	*	Tellabs, Inc	211,758
5,918	*	Vishay Intertechnology, Inc	83,089
3,137		Whirlpool Corp	263,853
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	2,871,263

ENGINEERING AND MANAGEMENT SERVICES - 0.27%
1,986	*	Hewitt Associates, Inc	48,180
3,595	*	Shaw Group, Inc	84,986
2,144	*	URS Corp	83,380
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	216,546

FABRICATED METAL PRODUCTS - 0.56%
970	*	Alliant Techsystems, Inc	78,628
5,265		Commercial Metals Co	107,037
2,189		Crane Co	91,500
2,828		Pentair, Inc	74,065
2,120		Snap-On, Inc	94,446
		TOTAL FABRICATED METAL PRODUCTS	445,676

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
FOOD AND KINDRED PRODUCTS - 3.51%
4,420		Campbell Soup Co	$161,330
13,172		Coca-Cola Enterprises, Inc	274,373
22,404		ConAgra Foods, Inc	548,450
7,049	*	Constellation Brands, Inc (Class A)	202,870
3,310		Corn Products International, Inc	107,707
8,331		Del Monte Foods Co	87,059
6,240		H.J. Heinz Co	261,643
919		Hershey Co	49,121
3,157		Hormel Foods Corp	113,589
2,442		J.M. Smucker Co	117,094
1,243		McCormick & Co, Inc	47,209
2,143		Molson Coors Brewing Co (Class B)	147,653
2,941		Pepsi Bottling Group, Inc	104,406
2,651		PepsiAmericas, Inc	56,572
15,537		Sara Lee Corp	249,680
4,146	*	Smithfield Foods, Inc	112,025
9,733		Tyson Foods, Inc (Class A)	154,560
		TOTAL FOOD AND KINDRED PRODUCTS	2,795,341

FOOD STORES - 1.12%
27,281		Kroger Co	631,282
8,827		Supervalu, Inc	261,721
		TOTAL FOOD STORES	893,003

FORESTRY - 0.15%
3,092		Rayonier, Inc	116,878
		TOTAL FORESTRY	116,878

FURNITURE AND FIXTURES - 0.45%
1,539		Hillenbrand Industries, Inc	87,692
3,419		Leggett & Platt, Inc	85,578
6,769		Masco Corp	185,606
		TOTAL FURNITURE AND FIXTURES	358,876

FURNITURE AND HOMEFURNISHINGS STORES - 0.23%
833		Circuit City Stores, Inc	20,917
2,055	*	Mohawk Industries, Inc	152,995
659		Steelcase, Inc (Class A)	10,340
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	184,252

GENERAL BUILDING CONTRACTORS - 1.24%
836		Beazer Homes USA, Inc	32,637
2,880		Centex Corp	151,546
6,225		DR Horton, Inc	149,089
1,747		KB Home	76,519
3,555		Lennar Corp (Class A)	160,864
875		MDC Holdings, Inc	40,644
4,695		Pulte Homes, Inc	149,583
1,250		Ryland Group, Inc	54,013
1,762		Standard-Pacific Corp	41,407
4,587	*	Toll Brothers, Inc	128,803
		TOTAL GENERAL BUILDING CONTRACTORS	985,105

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
GENERAL MERCHANDISE STORES - 0.48%
2,991	*	BJ's Wholesale Club, Inc	$87,277
2,809		Dillard's, Inc (Class A)	91,939
742		Dollar General Corp	10,113
3,192		Family Dollar Stores, Inc	93,334
5,772		Saks, Inc	99,740
		TOTAL GENERAL MERCHANDISE STORES	382,403

HEALTH SERVICES - 1.97%
7,295		AmerisourceBergen Corp	329,734
4,780		Cigna Corp	556,010
1,785	*	Community Health Systems, Inc	66,670
7,804		Health Management Associates, Inc (Class A)	163,104
1,587	*	LifePoint Hospitals, Inc	56,053
2,777		Omnicare, Inc	119,661
6,320	*	Tenet Healthcare Corp	51,445
3,094	*	Triad Hospitals, Inc	136,229
1,555		Universal Health Services, Inc (Class B)	93,191
		TOTAL HEALTH SERVICES	1,572,097

HOLDING AND OTHER INVESTMENT OFFICES - 13.05%
6,060		Allied Capital Corp	183,073
3,796		AMB Property Corp	209,198
8,600		Annaly Mortgage Management, Inc	113,004
4,188		Apartment Investment & Management Co (Class A)	227,869
9,215		Archstone-Smith Trust	501,665
3,199		AvalonBay Communities, Inc	385,160
4,920		Boston Properties, Inc	508,433
4,038		Brandywine Realty Trust	131,437
2,210		BRE Properties, Inc (Class A)	132,003
2,446		Camden Property Trust	185,920
2,687		CBL & Associates Properties, Inc	112,612
1,904		Colonial Properties Trust	91,030
2,641		Developers Diversified Realty Corp	147,262
5,874		Duke Realty Corp	219,394
15,790		Equity Office Properties Trust	627,810
12,564		Equity Residential	635,487
552		Essex Property Trust, Inc	67,013
1,073		Federal Realty Investment Trust	79,724
3,576		General Growth Properties, Inc	170,396
5,940		Health Care Property Investors, Inc	184,437
2,589		Health Care REIT, Inc	103,586
3,033		Hospitality Properties Trust	143,158
22,320		Host Marriott Corp	511,798
8,759		HRPT Properties Trust	104,670
4,615		iShares Russell Midcap Value Index Fund	628,240
4,893		iStar Financial, Inc	204,038
9,121		Kimco Realty Corp	391,017
3,898		Liberty Property Trust	186,285
2,715		Mack-Cali Realty Corp	140,637
1,904		New Century Financial Corp	74,846
4,509		New Plan Excel Realty Trust	121,968
12,542		NTL, Inc	318,943
1,342		Pan Pacific Retail Properties, Inc	93,162
7,944		Plum Creek Timber Co, Inc	270,414

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
10,562		Prologis	$602,668
1,987		Public Storage, Inc	170,862
3,638		Reckson Associates Realty Corp	155,706
2,965		Regency Centers Corp	203,873
1,016		Taubman Centers, Inc	45,131
4,851		Thornburg Mortgage, Inc	123,555
4,236		Trizec Properties, Inc	122,463
1,858		Ventas, Inc	71,607
5,265		Vornado Realty Trust	573,885
2,656		Weingarten Realty Investors	114,261
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	10,389,700

HOTELS AND OTHER LODGING PLACES - 0.12%
1,601		Starwood Hotels & Resorts Worldwide, Inc	91,561
		TOTAL HOTELS AND OTHER LODGING PLACES	91,561

INDUSTRIAL MACHINERY AND EQUIPMENT - 2.36%
3,729	*	AGCO Corp	94,530
231		Black & Decker Corp	18,330
170		Carlisle Cos, Inc	14,297
400		Cummins, Inc	47,692
628		Diebold, Inc	27,337
953		Dover Corp	45,210
6,477		Eaton Corp	445,941
2,143	*	Flowserve Corp	108,414
1,738		Kennametal, Inc	98,458
2,513		Lennox International, Inc	57,548
1,055	*	Lexmark International, Inc	60,831
4,422		Pall Corp	136,242
2,977		Parker Hannifin Corp	231,402
20,223	*	Solectron Corp	65,927
2,576		SPX Corp	137,661
1,042		Stanley Works	51,944
2,154		Symbol Technologies, Inc	32,008
2,332	*	Terex Corp	105,453
3,235		Timken Co	96,338
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	1,875,563

INSTRUMENTS AND RELATED PRODUCTS - 2.46%
1,473		Applera Corp (Applied Biosystems Group)	48,771
1,351	*	Armor Holdings, Inc	77,453
1,884		Bausch & Lomb, Inc	94,445
279		Beckman Coulter, Inc	16,059
977		Cooper Cos, Inc	52,270
1,177		DRS Technologies, Inc	51,400
12,383		Eastman Kodak Co	277,379
2,202	*	Fisher Scientific International, Inc	172,284
1,829		Kla-Tencor Corp	81,336
2,530		PerkinElmer, Inc	47,893
3,977		Pitney Bowes, Inc	176,459
996		Tektronix, Inc	28,814
1,808	*	Teradyne, Inc	23,793
4,948	*	Thermo Electron Corp	194,605
39,607	*	Xerox Corp	616,285
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	1,959,246

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
INSURANCE AGENTS, BROKERS AND SERVICE - 0.68%
13,745		AON Corp	$465,543
2,863		Gallagher (Arthur J.) & Co	76,356
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	541,899

INSURANCE CARRIERS - 6.76%
199	*	Alleghany Corp	57,513
4,173		Ambac Financial Group, Inc	345,316
2,464		American Financial Group, Inc	115,636
617		American National Insurance Co	71,510
1,611		AmerUs Group Co	109,564
5,564		Assurant, Inc	297,173
6,716		Cincinnati Financial Corp	322,771
900	*	CNA Financial Corp	32,418
6,534	*	Conseco, Inc	137,149
2,184		Erie Indemnity Co (Class A)	114,376
7,534		Fidelity National Financial, Inc	313,791
1,362		Fidelity National Title Group, Inc	28,548
3,756		First American Corp	159,029
1,350		Hanover Insurance Group, Inc	60,251
2,117		HCC Insurance Holdings, Inc	69,607
434	*	Health Net, Inc	18,888
7,076		Leucadia National Corp	185,179
347	*	Markel Corp	142,499
5,805		MBIA, Inc	356,659
1,120		Mercury General Corp	55,563
3,766		MGIC Investment Corp	225,847
2,041		Nationwide Financial Services, Inc (Class A)	98,172
9,911		Old Republic International Corp	219,529
500	*	Philadelphia Consolidated Holding Co	19,890
3,855		PMI Group, Inc	168,888
2,911		Protective Life Corp	133,178
3,550		Radian Group, Inc	213,000
1,240		Reinsurance Group Of America, Inc	64,393
5,140		Safeco Corp	302,900
2,378		Stancorp Financial Group, Inc	106,130
4,329		Torchmark Corp	273,203
760		Transatlantic Holdings, Inc	45,912
1,985		Unitrin, Inc	87,677
14,770		UnumProvident Corp	286,390
3,292		W.R. Berkley Corp	116,504
64		Wesco Financial Corp	27,968
		TOTAL INSURANCE CARRIERS	5,383,021

JUSTICE, PUBLIC ORDER AND SAFETY - 0.05%
853	*	Corrections Corp of America	36,892
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	36,892

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.12%
3,453		Laidlaw International, Inc	94,370
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	94,370

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
LUMBER AND WOOD PRODUCTS - 0.11%
4,723		Louisiana-Pacific Corp	$88,651
		TOTAL LUMBER AND WOOD PRODUCTS	88,651

METAL MINING - 0.25%
3,768		Freeport-McMoRan Copper & Gold, Inc (Class A)	200,684
		TOTAL METAL MINING	200,684

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.02%
4,148		Fortune Brands, Inc	311,556
7,509		Hasbro, Inc	170,830
16,798		Mattel, Inc	330,921
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	813,307

MISCELLANEOUS RETAIL - 0.62%
1,794		Barnes & Noble, Inc	68,064
3,989	*	Dollar Tree Stores, Inc	123,499
3,105		OfficeMax, Inc	126,498
22,266	*	Rite Aid Corp	101,088
2,352		Tiffany & Co	78,086
		TOTAL MISCELLANEOUS RETAIL	497,235

MOTION PICTURES - 0.17%
8,394	*	Discovery Holding Co (Class A)	121,377
716	*	DreamWorks Animation SKG, Inc (Class A)	17,836
		TOTAL MOTION PICTURES	139,213

NONDEPOSITORY INSTITUTIONS - 1.07%
6,131		American Capital Strategies Ltd	241,991
4,341	*	AmeriCredit Corp	108,482
1,445		CapitalSource, Inc	37,310
8,591		CIT Group, Inc	417,780
130	*	Nelnet, Inc	3,996
240		Student Loan Corp	46,123
		TOTAL NONDEPOSITORY INSTITUTIONS	855,682

OIL AND GAS EXTRACTION - 1.66%
2,023		Cabot Oil & Gas Corp (Class A)	96,962
16,095		Chesapeake Energy Corp	466,433
3,456		Cimarex Energy Co	121,617
766		Equitable Resources, Inc	26,795
2,464	*	Forest Oil Corp	77,838
535	*	National Oilwell Varco, Inc	31,324
5,585		Pioneer Natural Resources Co	218,485
2,399		Pogo Producing Co	98,239
1,266	*	Pride International, Inc	34,714
503		Rowan Cos, Inc	15,910
1,013	*	SEACOR Holdings, Inc	83,573
1,094		Tidewater, Inc	48,344
		TOTAL OIL AND GAS EXTRACTION	1,320,234

PAPER AND ALLIED PRODUCTS - 1.01%
4,377		Bemis Co	143,828
7,822		MeadWestvaco Corp	207,361

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
11,025	*	Smurfit-Stone Container Corp	$123,480
4,143		Sonoco Products Co	139,371
4,775		Temple-Inland, Inc	191,478
		TOTAL PAPER AND ALLIED PRODUCTS	805,518

PERSONAL SERVICES - 0.15%
13,110		Service Corp International	122,447
		TOTAL PERSONAL SERVICES	122,447

PETROLEUM AND COAL PRODUCTS - 2.47%
2,766		Ashland, Inc	176,415
2,394		Frontier Oil Corp	63,633
10,436		Hess Corp	432,259
8,045		Murphy Oil Corp	382,540
5,550	*	Newfield Exploration Co	213,897
7,633		Noble Energy, Inc	347,988
2,873		Sunoco, Inc	178,672
2,964		Tesoro Corp	171,853
		TOTAL PETROLEUM AND COAL PRODUCTS	1,967,257

PRIMARY METAL INDUSTRIES - 0.65%
120		Carpenter Technology Corp	12,901
1,911		Hubbell, Inc (Class B)	91,537
2,055		Steel Dynamics, Inc	103,675
5,307		United States Steel Corp	306,108
		TOTAL PRIMARY METAL INDUSTRIES	514,221

PRINTING AND PUBLISHING - 2.04%
10,250		Gannett Co, Inc	582,508
2,106		McClatchy Co (Class A)	88,852
5,701		New York Times Co (Class A)	131,009
2,216		R.H. Donnelley Corp	117,226
9,319		R.R. Donnelley & Sons Co	307,154
7,853		Tribune Co	256,950
187		Washington Post Co (Class B)	137,819
		TOTAL PRINTING AND PUBLISHING	1,621,518

RAILROAD TRANSPORTATION - 0.47%
9,682		CSX Corp	317,860
1,985	*	Kansas City Southern Industries, Inc	54,210
		TOTAL RAILROAD TRANSPORTATION	372,070

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS- 0.34%
1,058	*	Jarden Corp	34,882
4,445		Newell Rubbermaid, Inc	125,882
2,015		Sealed Air Corp	109,052
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	269,816

SECURITY AND COMMODITY BROKERS - 1.85%
3,325		A.G. Edwards, Inc	177,156
9,263		Ameriprise Financial, Inc	434,435
1,357	*	E*Trade Financial Corp	32,459
4,377		Janus Capital Group, Inc	86,314
5,107		Jefferies Group, Inc	145,550

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
2,413		Legg Mason, Inc	$243,375
3,300	*	NYSE Group, Inc	246,675
3,780		Raymond James Financial, Inc	110,527
		TOTAL SECURITY AND COMMODITY BROKERS	1,476,491

SPECIAL TRADE CONTRACTORS - 0.05%
2,487	*	Quanta Services, Inc	41,931
		TOTAL SPECIAL TRADE CONTRACTORS	41,931

STONE, CLAY, AND GLASS PRODUCTS - 0.11%
511		Gentex Corp	7,261
1,746	b,m*	USG Corp	82,132
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	89,393

TOBACCO PRODUCTS - 0.50%
4,031		Loews Corp (Carolina Group)	223,277
3,128		UST, Inc	171,508
		TOTAL TOBACCO PRODUCTS	394,785

TRANSPORTATION BY AIR - 0.52%
2,158	*	AMR Corp	49,936
14,540		Southwest Airlines Co	242,236
4,495	*	UAL Corp	119,432
		TOTAL TRANSPORTATION BY AIR	411,604

TRANSPORTATION EQUIPMENT - 2.17%
3,569		Autoliv, Inc	196,688
3,214		Brunswick Corp	100,245
77,323		Ford Motor Co	625,543
7,446		Genuine Parts Co	321,146
300		Goodrich Corp	12,156
2,704		ITT Industries, Inc	138,634
4,434		Paccar, Inc	252,827
363		Textron, Inc	31,763
160		Trinity Industries, Inc	5,147
1,883	*	TRW Automotive Holdings Corp	45,324
		TOTAL TRANSPORTATION EQUIPMENT	1,729,473

TRANSPORTATION SERVICES - 0.21%
948		GATX Corp	39,219
5,575		Sabre Holdings Corp	130,399
		TOTAL TRANSPORTATION SERVICES	169,618

TRUCKING AND WAREHOUSING - 0.16%
1,208	*	Swift Transportation Co, Inc	28,654
2,574	*	YRC Worldwide, Inc	95,341
		TOTAL TRUCKING AND WAREHOUSING	123,995

WATER TRANSPORTATION - 0.21%
1,886		Alexander & Baldwin, Inc	83,682
1,359		Overseas Shipholding Group, Inc	83,945
		TOTAL WATER TRANSPORTATION	167,627

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Value Index Fund

SHARES		COMPANY	VALUE
WHOLESALE TRADE-DURABLE GOODS - 0.88%
4,045		Adesa, Inc	$93,480
4,405	*	Arrow Electronics, Inc	120,829
2,337		BorgWarner, Inc	133,606
5,849	*	Ingram Micro, Inc (Class A)	112,067
2,786		Reliance Steel & Aluminum Co	89,542
2,489	*	Tech Data Corp	90,923
881		W.W. Grainger, Inc	59,045
		TOTAL WHOLESALE TRADE-DURABLE GOODS	699,492

WHOLESALE TRADE-NONDURABLE GOODS - 1.06%
163		Airgas, Inc	5,896
5,860	*	Dean Foods Co	246,237
19,415		Safeway, Inc	589,245
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	841,378

		TOTAL COMMON STOCKS
		(Cost $67,152,932)	78,102,870

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 2.01%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES-2.01%
1,600,000		Federal Home Loan Banks 4.750% 10/02/06	1,600,000

		TOTAL SHORT-TERM INVESTMENTS	1,600,000
		(Cost $1,599,789)

		TOTAL PORTFOLIO-100.10%
		(Cost $68,752,721)	79,702,870

		OTHER ASSETS & LIABILITIES, NET - (0.10%)	(83,056)

		NET ASSETS-100.00%	$79,619,814

	*	Non-income producing
	b	In bankruptcy
	d	All or a portion of these securities have been segregated by the custodian to cover margin or
		other requirements on futures contracts in the amout of $70,407.
	m	Indicates a security has been deemed illiquid.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MID-CAP BLEND INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.76%
AMUSEMENT AND RECREATION SERVICES - 0.49%
5,135		Harrah's Entertainment, Inc	$341,118
1,160		International Speedway Corp (Class A)	57,814
1,904	*	Penn National Gaming, Inc	69,534
2,519		Warner Music Group Corp	65,368
		TOTAL AMUSEMENT AND RECREATION SERVICES	533,834

APPAREL AND ACCESSORY STORES - 1.31%
2,419		Abercrombie & Fitch Co (Class A)	168,072
3,115		American Eagle Outfitters, Inc	136,530
1,974	*	AnnTaylor Stores Corp	82,631
5,031	*	Chico's FAS, Inc	108,317
2,668		Claire's Stores, Inc	77,799
4,240		Foot Locker, Inc	107,060
2,701	*	Hanesbrands, Inc	60,799
9,308		Limited Brands, Inc	246,569
6,639		Nordstrom, Inc	280,830
4,059		Ross Stores, Inc	103,139
3,086	*	Urban Outfitters, Inc	54,591
		TOTAL APPAREL AND ACCESSORY STORES	1,426,337

APPAREL AND OTHER TEXTILE PRODUCTS - 0.46%
3,070		Jones Apparel Group, Inc	99,591
2,860		Liz Claiborne, Inc	112,998
1,670		Polo Ralph Lauren Corp	108,032
2,398		VF Corp	174,934
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	495,555

AUTO REPAIR, SERVICES AND PARKING - 0.08%
1,607		Ryder System, Inc	83,050
		TOTAL AUTO REPAIR, SERVICES AND PARKING	83,050

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.60%
2,996		Advance Auto Parts	98,688
4,324	*	Autonation, Inc	90,372
1,404	*	Autozone, Inc	145,033
2,960	*	Carmax, Inc	123,462
2,057	*	Copart, Inc	57,987
3,134	*	O'Reilly Automotive, Inc	104,080
1,582		United Auto Group, Inc	37,019
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	656,641

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.28%
3,413		Fastenal Co	131,639
3,179		Sherwin-Williams Co	177,325
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	308,964

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
BUSINESS SERVICES - 6.97%
7,807	*	Activision, Inc	$117,886
1,938		Acxiom Corp	47,791
3,123	*	Affiliated Computer Services, Inc (Class A)	161,959
4,288	*	Akamai Technologies, Inc	214,357
2,275	*	Alliance Data Systems Corp	125,557
6,300	*	Autodesk, Inc	219,114
10,595	*	BEA Systems, Inc	161,044
5,788	*	BMC Software, Inc	157,549
1,263		Brink's Co	67,015
12,685		CA, Inc	300,508
7,730	*	Cadence Design Systems, Inc	131,101
3,887	*	Ceridian Corp	86,913
1,784	*	Cerner Corp	80,994
2,180	*	Checkfree Corp	90,078
2,227	*	ChoicePoint, Inc	79,727
4,960	*	Citrix Systems, Inc	179,602
980	*	Clear Channel Outdoor Holdings, Inc	19,992
3,907	*	Cognizant Technology Solutions Corp	289,352
4,929	*	Computer Sciences Corp	242,112
10,622	*	Compuware Corp	82,745
3,700	*	Convergys Corp	76,405
1,620	*	DST Systems, Inc	99,905
8,387	*	Electronic Arts, Inc	466,988
14,072		Electronic Data Systems Corp	345,045
7,035	*	Emdeon Corp	82,380
3,609		Equifax, Inc	132,486
6,161	*	Expedia, Inc	96,604
1,175	*	F5 Networks, Inc	63,121
1,135		Factset Research Systems, Inc	55,127
1,751		Fair Isaac Corp	64,034
2,600		Fidelity National Information Services, Inc	96,200
4,977	*	Fiserv, Inc	234,367
1,475	*	Getty Images, Inc	73,278
5,424		IMS Health, Inc	144,495
11,907	*	Interpublic Group of Cos, Inc	117,879
9,500	*	Intuit, Inc	304,855
3,129	*	Iron Mountain, Inc	134,359
15,648	*	Juniper Networks, Inc	270,397
1,263	*	Kinetic Concepts, Inc	39,734
2,259	*	Lamar Advertising Co	120,653
2,361		Manpower, Inc	144,658
1,633	*	Mastercard, Inc	114,881
4,424	*	McAfee, Inc	108,211
2,313		MoneyGram International, Inc	67,216
3,257	*	Monster Worldwide, Inc	117,871
2,594	*	NAVTEQ Corp	67,729
4,960	*	NCR Corp	195,821
9,409	*	Novell, Inc	57,583
5,088	*	Red Hat, Inc	107,255
1,760		Reynolds & Reynolds Co (Class A)	69,537
4,208		Robert Half International, Inc	142,946
2,339	*	Salesforce.com, Inc	83,923
7,900		ServiceMaster Co	88,559

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
3,870	*	Synopsys, Inc	$76,316
1,120		Total System Services, Inc	25,570
9,333	*	Unisys Corp	52,825
1,883	*	United Rentals, Inc	43,780
6,750	*	VeriSign, Inc	136,350
298	*	WebMD Health Corp	10,233
		TOTAL BUSINESS SERVICES	7,584,972

CHEMICALS AND ALLIED PRODUCTS - 5.39%
787	*	Abraxis BioScience, Inc	21,863
6,216		Air Products & Chemicals, Inc	412,556
1,117		Albemarle Corp	60,687
2,144		Alberto-Culver Co	108,465
2,578		Avery Dennison Corp	155,118
12,284		Avon Products, Inc	376,627
2,956	*	Barr Pharmaceuticals, Inc	153,535
1,590		Cabot Corp	59,148
2,106		Celanese Corp (Series A)	37,697
1,671	*	Cephalon, Inc	103,184
1,935	*	Charles River Laboratories International, Inc	83,998
6,548		Chemtura Corp	56,771
1,841		Church & Dwight Co, Inc	72,002
4,212		Clorox Co	265,356
1,094		Cytec Industries, Inc	60,815
2,368		Dade Behring Holdings, Inc	95,099
2,230		Eastman Chemical Co	120,465
4,920		Ecolab, Inc	210,674
3,386		Estee Lauder Cos (Class A)	136,557
1,006		FMC Corp	64,454
8,867	*	Forest Laboratories, Inc	448,759
4,300	*	Hospira, Inc	164,561
2,504	*	Huntsman Corp	45,573
880	*	Idexx Laboratories, Inc	80,203
1,916	*	ImClone Systems, Inc	54,261
2,481		International Flavors & Fragrances, Inc	98,099
1,462	*	Invitrogen Corp	92,705
6,550	*	King Pharmaceuticals, Inc	111,546
578	*	Kos Pharmaceuticals, Inc	28,565
1,880		Lubrizol Corp	85,972
5,916		Lyondell Chemical Co	150,089
6,892	*	Medimmune, Inc	201,315
8,366	*	Millennium Pharmaceuticals, Inc	83,242
4,020	*	Mosaic Co	67,938
5,846		Mylan Laboratories, Inc	117,680
2,881	*	Nalco Holding Co	53,356
2,964	*	PDL BioPharma, Inc	56,909
4,518		PPG Industries, Inc	303,067
4,386		Rohm & Haas Co	207,677
3,250		RPM International, Inc	61,718
1,330		Scotts Miracle-Gro Co (Class A)	59,172
2,961	*	Sepracor, Inc	143,431
1,862		Sigma-Aldrich Corp	140,897
2,874		Valspar Corp	76,448
2,354	*	VCA Antech, Inc	84,885

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
3,082	*	Vertex Pharmaceuticals, Inc	$103,709
2,760	*	Watson Pharmaceuticals, Inc	72,229
482		Westlake Chemical Corp	15,429
		TOTAL CHEMICALS AND ALLIED PRODUCTS	5,864,506

COAL MINING - 0.30%
3,994		Arch Coal, Inc	115,467
4,970		Consol Energy, Inc	157,698
2,329		Massey Energy Co	48,769
		TOTAL COAL MINING	321,934

COMMUNICATIONS - 3.92%
11,395	*	American Tower Corp (Class A)	415,917
12,742	*	Avaya, Inc	145,768
5,910		Cablevision Systems Corp (Class A)	134,216
3,237		CenturyTel, Inc	128,412
8,871		Citizens Communications Co	124,549
5,677	*	Crown Castle International Corp	200,057
603	*	CTC Media, Inc	13,447
5,615	*	EchoStar Communications Corp (Class A)	183,835
4,060	*	Embarq Corp	196,382
1,796		Global Payments, Inc	79,042
721		Hearst-Argyle Television, Inc	16,547
4,877	*	IAC/InterActiveCorp	140,263
1,185	*	Leap Wireless International, Inc	57,461
33,016	*	Level 3 Communications, Inc	176,636
12,452	*	Liberty Global, Inc	320,514
3,830	*	Liberty Media Holding Corp (Capital)	320,073
19,108	*	Liberty Media Holding Corp (Interactive)	389,421
1,544	*	NeuStar, Inc	42,846
3,758	*	NII Holdings, Inc (Class B)	233,597
43,733	*	Qwest Communications International, Inc	381,352
2,812	*	SBA Communications Corp	68,416
2,981		Telephone & Data Systems, Inc	125,500
6,073	*	Univision Communications, Inc (Class A)	208,547
491	*	US Cellular Corp	29,313
821	*	West Corp	39,654
7,024	*	XM Satellite Radio Holdings, Inc	90,539
		TOTAL COMMUNICATIONS	4,262,304

DEPOSITORY INSTITUTIONS - 5.61%
9,446		AmSouth Bancorp	274,312
3,714		Associated Banc-Corp	120,705
2,500		Astoria Financial Corp	77,050
2,185		Bancorpsouth, Inc	60,656
1,457		Bank of Hawaii Corp	70,169
604		BOK Financial Corp	31,770
710		Capitol Federal Financial	25,248
1,160		City National Corp	77,790
4,220		Colonial Bancgroup, Inc	103,390
4,432		Comerica, Inc	252,269
5,022		Commerce Bancorp, Inc	184,358
1,852		Commerce Bancshares, Inc	93,656
3,516		Compass Bancshares, Inc	200,342

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
1,510		Cullen/Frost Bankers, Inc	$87,308
1,597		East West Bancorp, Inc	63,257
180		First Citizens Bancshares, Inc (Class A)	34,398
3,407		First Horizon National Corp	129,500
4,741		Fulton Financial Corp	76,757
15,827		Hudson City Bancorp, Inc	209,708
6,693		Huntington Bancshares, Inc	160,163
1,741		IndyMac Bancorp, Inc	71,660
1,790		Investors Financial Services Corp	77,113
11,231		Keycorp	420,489
2,169		M&T Bank Corp	260,193
6,903		Marshall & Ilsley Corp	332,587
3,360		Mercantile Bankshares Corp	121,867
7,963		New York Community Bancorp, Inc	130,434
12,678		North Fork Bancorporation, Inc	363,098
5,948		Northern Trust Corp	347,542
1,690		People's Bank	66,941
7,897		Popular, Inc	153,518
2,880		Sky Financial Group, Inc	71,712
1,921		South Financial Group, Inc	50,004
10,702		Sovereign Bancorp, Inc	230,200
7,390		Synovus Financial Corp	217,044
3,640		TCF Financial Corp	95,696
2,779		TD Banknorth, Inc	80,258
1,464		UnionBanCal Corp	89,158
3,186		Valley National Bancorp	81,466
2,481		Washington Federal, Inc	55,674
1,471		Webster Financial Corp	69,299
1,791		Whitney Holding Corp	64,064
1,860		Wilmington Trust Corp	82,863
2,890		Zions Bancorporation	230,651
		TOTAL DEPOSITORY INSTITUTIONS	6,096,337

EATING AND DRINKING PLACES - 1.03%
3,259		Aramark Corp (Class B)	107,091
2,255		Brinker International, Inc	90,403
4,041		Darden Restaurants, Inc	171,621
1,910		OSI Restaurant Partners, Inc	60,566
2,061	*	The Cheesecake Factory, Inc	56,039
984	*	Tim Hortons, Inc	25,879
3,190		Wendy's International, Inc	213,730
7,520		Yum! Brands, Inc	391,416
		TOTAL EATING AND DRINKING PLACES	1,116,745

EDUCATIONAL SERVICES - 0.35%
3,808	*	Apollo Group, Inc (Class A)	187,506
2,779	*	Career Education Corp	62,528
1,145	*	ITT Educational Services, Inc	75,914
1,232	*	Laureate Education, Inc	58,964
		TOTAL EDUCATIONAL SERVICES	384,912

ELECTRIC, GAS, AND SANITARY SERVICES - 8.74%
17,961	*	AES Corp	366,225
2,180		AGL Resources, Inc	79,570

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,468	*	Allegheny Energy, Inc	$179,480
3,280		Alliant Energy Corp	117,194
6,763	*	Allied Waste Industries, Inc	76,219
5,603		Ameren Corp	295,782
10,947		American Electric Power Co, Inc	398,142
3,530		Aqua America, Inc	77,448
2,262		Atmos Energy Corp	64,580
8,525		Centerpoint Energy, Inc	122,078
6,037	*	CMS Energy Corp	87,174
6,899		Consolidated Edison, Inc	318,734
4,879		Constellation Energy Group, Inc	288,837
3,154	*	Covanta Holding Corp	67,906
3,200		DPL, Inc	86,784
4,870		DTE Energy Co	202,154
10,270	*	Dynegy, Inc (Class A)	56,896
8,887		Edison International	370,055
18,967		El Paso Corp	258,710
2,002		Energen Corp	83,824
4,031		Energy East Corp	95,615
5,771		d Entergy Corp	451,465
2,200		Great Plains Energy, Inc	68,244
2,270		Hawaiian Electric Industries, Inc	61,426
4,969		KeySpan Corp	204,425
2,900		Kinder Morgan, Inc	304,065
4,910		MDU Resources Group, Inc	109,689
8,186	*	Mirant Corp	223,560
2,296		National Fuel Gas Co	83,460
7,442		NiSource, Inc	161,789
4,240		Northeast Utilities	98,665
3,731	*	NRG Energy, Inc	169,014
2,900		NSTAR	96,744
2,480		OGE Energy Corp	89,553
3,201		Oneok, Inc	120,966
5,270		Pepco Holdings, Inc	127,376
9,474		PG&E Corp	394,592
2,730		Pinnacle West Capital Corp	122,987
10,378		PPL Corp	341,436
7,102		Progress Energy, Inc	322,289
3,210		Puget Energy, Inc	72,963
2,330		Questar Corp	190,524
8,528	*	Reliant Energy, Inc	104,980
3,280		Republic Services, Inc	131,889
3,148		SCANA Corp	126,770
7,064		Sempra Energy	354,966
6,034	*	Sierra Pacific Resources	86,528
2,715		Southern Union Co	71,703
1,241	*	Stericycle, Inc	86,609
5,701		TECO Energy, Inc	89,221
2,916		UGI Corp	71,296
2,080		Vectren Corp	55,848
16,236		Williams Cos, Inc	387,553
3,210		Wisconsin Energy Corp	138,479
1,239		WPS Resources Corp	61,492
11,060		Xcel Energy, Inc	228,389
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	9,504,362

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.62%
3,399	*	ADC Telecommunications, Inc	$50,985
4,827	*	Agere Systems, Inc	72,067
9,797	*	Altera Corp	180,069
4,790		American Power Conversion Corp	105,188
1,928		Ametek, Inc	83,964
2,438		Amphenol Corp (Class A)	150,985
10,055		Analog Devices, Inc	295,516
11,837	*	Atmel Corp	71,495
3,309	*	Avnet, Inc	64,923
1,410		AVX Corp	24,943
2,467	*	Ciena Corp	67,226
5,337	*	Comverse Technology, Inc	114,425
2,210	*	Cree, Inc	44,443
4,043	*	Cypress Semiconductor Corp	71,844
1,056	*	Dolby Laboratories, Inc (Class A)	20,962
1,581	*	Energizer Holdings, Inc	113,816
3,526	*	Fairchild Semiconductor International, Inc	65,936
11,074	*	Freescale Semiconductor, Inc (Class B)	420,923
1,817		Harman International Industries, Inc	151,610
3,659		Harris Corp	162,789
5,432	*	Integrated Device Technology, Inc	87,238
1,950	*	International Rectifier Corp	67,938
3,970		Intersil Corp (Class A)	97,464
44,810	*	JDS Uniphase Corp	98,134
3,319		L-3 Communications Holdings, Inc	259,977
1,210		Lincoln Electric Holdings, Inc	65,885
8,282		Linear Technology Corp	257,736
11,210	*	LSI Logic Corp	92,146
124,483	*	Lucent Technologies, Inc	291,290
8,753		Maxim Integrated Products, Inc	245,697
4,201	*	MEMC Electronic Materials, Inc	153,883
5,851		Microchip Technology, Inc	189,689
19,790	*	Micron Technology, Inc	344,346
3,747		Molex, Inc	146,021
9,211		National Semiconductor Corp	216,735
10,190	*	Network Appliance, Inc	377,132
3,486	*	Novellus Systems, Inc	96,423
9,772	*	Nvidia Corp	289,153
5,777	*	PMC - Sierra, Inc	34,315
4,380	*	QLogic Corp	82,782
3,790		RadioShack Corp	73,147
2,447	*	Rambus, Inc	42,676
4,761		Rockwell Collins, Inc	261,093
15,322	*	Sanmina-SCI Corp	57,304
1,415	*	Silicon Laboratories, Inc	43,893
39,590	*	Sirius Satellite Radio, Inc	154,797
1,413	*	Spansion, Inc	23,555
1,062		Teleflex, Inc	59,090
12,475	*	Tellabs, Inc	136,726
1,746	*	Thomas & Betts Corp	83,302
4,253	*	Vishay Intertechnology, Inc	59,712

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
2,006		Whirlpool Corp	$168,725
9,369		Xilinx, Inc	205,650
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	7,197,763

ENGINEERING AND MANAGEMENT SERVICES - 1.62%
2,906	*	Amylin Pharmaceuticals, Inc	128,067
9,675	*	Celgene Corp	418,928
1,095		Corporate Executive Board Co	98,451
2,390		Fluor Corp	183,767
1,397	*	Gen-Probe, Inc	65,505
1,485	*	Hewitt Associates, Inc	36,026
1,597	*	Jacobs Engineering Group, Inc	119,344
9,151		Paychex, Inc	337,214
4,415		Quest Diagnostics, Inc	270,021
2,193	*	Shaw Group, Inc	51,843
1,397	*	URS Corp	54,329
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,763,495

FABRICATED METAL PRODUCTS - 0.51%
993	*	Alliant Techsystems, Inc	80,493
2,939		Ball Corp	118,883
3,264		Commercial Metals Co	66,357
1,306		Crane Co	54,591
4,564	*	Crown Holdings, Inc	84,890
2,790		Pentair, Inc	73,070
1,640		Snap-On, Inc	73,062
		TOTAL FABRICATED METAL PRODUCTS	551,346

FOOD AND KINDRED PRODUCTS - 2.86%
850	*	Burger King Holdings, Inc	13,566
6,689		Campbell Soup Co	244,149
8,331		Coca-Cola Enterprises, Inc	173,535
14,166		ConAgra Foods, Inc	346,784
5,415	*	Constellation Brands, Inc (Class A)	155,844
2,113		Corn Products International, Inc	68,757
4,923		Del Monte Foods Co	51,445
9,143		H.J. Heinz Co	383,366
1,664	*	Hansen Natural Corp	54,047
4,908		Hershey Co	262,333
2,080		Hormel Foods Corp	74,838
1,636		J.M. Smucker Co	78,446
3,610		McCormick & Co, Inc	137,108
1,378		Molson Coors Brewing Co (Class B)	94,944
3,833		Pepsi Bottling Group, Inc	136,072
1,760		PepsiAmericas, Inc	37,558
20,741		Sara Lee Corp	333,308
2,748	*	Smithfield Foods, Inc	74,251
6,045		Tyson Foods, Inc (Class A)	95,995
6,401		Wrigley (Wm.) Jr Co	294,830
		TOTAL FOOD AND KINDRED PRODUCTS	3,111,176

FOOD STORES - 0.83%
20,006		Kroger Co	462,939
820	*	Panera Bread Co (Class A)	47,765

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
5,635		Supervalu, Inc	$167,078
3,804		Whole Foods Market, Inc	226,072
		TOTAL FOOD STORES	903,854

FORESTRY - 0.07%
2,129		Rayonier, Inc	80,476
		TOTAL FORESTRY	80,476

FURNITURE AND FIXTURES - 0.53%
1,670		Hillenbrand Industries, Inc	95,157
1,410		HNI Corp	58,628
4,973		Leggett & Platt, Inc	124,474
10,840		Masco Corp	297,233
		TOTAL FURNITURE AND FIXTURES	575,492

FURNITURE AND HOMEFURNISHINGS STORES - 0.67%
7,894	*	Bed Bath & Beyond, Inc	302,024
4,820		Circuit City Stores, Inc	121,030
1,766	*	GameStop Corp	81,730
1,430	*	Mohawk Industries, Inc	106,464
2,202		Steelcase, Inc (Class A)	34,549
2,624		Williams-Sonoma, Inc	84,991
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	730,788

GENERAL BUILDING CONTRACTORS - 1.16%
1,176		Beazer Homes USA, Inc	45,911
3,297		Centex Corp	173,488
8,812		DR Horton, Inc	211,047
2,200		KB Home	96,360
3,912		Lennar Corp (Class A)	177,018
943		MDC Holdings, Inc	43,802
130	*	NVR, Inc	69,550
5,792		Pulte Homes, Inc	184,533
1,310		Ryland Group, Inc	56,605
1,960		Standard-Pacific Corp	46,060
3,620	*	Toll Brothers, Inc	101,650
1,183		Walter Industries, Inc	50,490
		TOTAL GENERAL BUILDING CONTRACTORS	1,256,514

GENERAL MERCHANDISE STORES - 1.11%
1,739	*	BJ's Wholesale Club, Inc	50,744
1,739		Dillard's, Inc (Class A)	56,917
8,590		Dollar General Corp	117,082
4,338		Family Dollar Stores, Inc	126,843
6,502		JC Penney Co, Inc	444,672
3,550		Saks, Inc	61,344
12,496		TJX Cos, Inc	350,263
		TOTAL GENERAL MERCHANDISE STORES	1,207,865

HEALTH SERVICES - 2.58%
5,716		AmerisourceBergen Corp	258,363
513		Brookdale Senior Living, Inc	23,813
3,022		Cigna Corp	351,519
2,714	*	Community Health Systems, Inc	101,368

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
1,338	*	Covance, Inc	$88,816
4,368	*	Coventry Health Care, Inc	225,039
2,832	*	DaVita, Inc	163,888
1,644	*	Edwards Lifesciences Corp	76,594
3,249	*	Express Scripts, Inc	245,267
6,594		Health Management Associates, Inc (Class A)	137,815
3,490	*	Laboratory Corp of America Holdings	228,839
1,658	*	LifePoint Hospitals, Inc	58,561
2,613	*	Lincare Holdings, Inc	90,514
2,149		Manor Care, Inc	112,350
3,324		Omnicare, Inc	143,231
1,288	*	Pediatrix Medical Group, Inc	58,733
2,768		Pharmaceutical Product Development, Inc	98,790
1,608	*	Sierra Health Services, Inc	60,847
12,871	*	Tenet Healthcare Corp	104,770
2,399	*	Triad Hospitals, Inc	105,628
1,270		Universal Health Services, Inc (Class B)	76,111
		TOTAL HEALTH SERVICES	2,810,856

HOLDING AND OTHER INVESTMENT OFFICES - 8.29%
893	*	Affiliated Managers Group, Inc	89,398
3,890		Allied Capital Corp	117,517
2,436		AMB Property Corp	134,248
5,420		Annaly Mortgage Management, Inc	71,219
2,654		Apartment Investment & Management Co (Class A)	144,404
5,826		Archstone-Smith Trust	317,167
2,030		AvalonBay Communities, Inc	244,412
3,112		Boston Properties, Inc	321,594
2,512		Brandywine Realty Trust	81,766
1,395		BRE Properties, Inc (Class A)	83,323
1,573		Camden Property Trust	119,564
1,695		CBL & Associates Properties, Inc	71,037
1,294		Colonial Properties Trust	61,866
2,989		Developers Diversified Realty Corp	166,667
3,760		Duke Realty Corp	140,436
10,185		Equity Office Properties Trust	404,956
7,945		Equity Residential	401,858
640		Essex Property Trust, Inc	77,696
1,460		Federal Realty Investment Trust	108,478
4,691		General Growth Properties, Inc	223,526
457		Global Signal, Inc	23,115
3,760		Health Care Property Investors, Inc	116,748
1,690		Health Care REIT, Inc	67,617
2,011		Hospitality Properties Trust	94,919
14,124		Host Marriott Corp	323,863
5,910		HRPT Properties Trust	70,625
17,250		iShares Russell Midcap Index Fund	1,608,563
3,130		iStar Financial, Inc	130,521
913		Kilroy Realty Corp	68,785
5,772		Kimco Realty Corp	247,446
2,419		Liberty Property Trust	115,604
1,970		Macerich Co	150,429
1,749		Mack-Cali Realty Corp	90,598
1,316		New Century Financial Corp	51,732

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
2,765		New Plan Excel Realty Trust	$74,793
7,929		NTL, Inc	201,634
1,126		Pan Pacific Retail Properties, Inc	78,167
5,030		Plum Creek Timber Co, Inc	171,221
6,677		Prologis	380,990
3,409		Public Storage, Inc	293,140
2,266		Reckson Associates Realty Corp	96,985
1,878		Regency Centers Corp	129,131
1,250		SL Green Realty Corp	139,625
1,437		Taubman Centers, Inc	63,832
3,170		Thornburg Mortgage, Inc	80,740
2,682		Trizec Properties, Inc	77,537
3,666		United Dominion Realty Trust, Inc	110,713
2,739		Ventas, Inc	105,561
3,431		Vornado Realty Trust	373,979
2,227		Weingarten Realty Investors	95,806
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	9,015,551

HOTELS AND OTHER LODGING PLACES - 0.94%
1,181		Boyd Gaming Corp	45,398
914		Choice Hotels International, Inc	37,383
10,696		Hilton Hotels Corp	297,884
3,264	*	MGM Mirage	128,895
5,924		Starwood Hotels & Resorts Worldwide, Inc	338,794
1,348		Station Casinos, Inc	77,955
1,369	*	Wynn Resorts Ltd	93,106
		TOTAL HOTELS AND OTHER LODGING PLACES	1,019,415

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.97%
2,476	*	AGCO Corp	62,767
4,861		American Standard Cos, Inc	204,016
2,110		Black & Decker Corp	167,429
803		Carlisle Cos, Inc	67,532
1,601		CDW Corp	98,750
1,427		Cummins, Inc	170,141
1,900		Diebold, Inc	82,707
2,010		Donaldson Co, Inc	74,169
5,557		Dover Corp	263,624
920	*	Dresser-Rand Group, Inc	18,768
4,093		Eaton Corp	281,803
1,524	*	Flowserve Corp	77,099
1,862	*	FMC Technologies, Inc	99,989
1,463	*	Gardner Denver, Inc	48,396
1,911		Graco, Inc	74,644
3,569	*	Grant Prideco, Inc	135,729
1,508		IDEX Corp	64,919
9,243		International Game Technology	383,585
4,977		Jabil Circuit, Inc	142,193
3,450		Joy Global, Inc	129,755
1,045		Kennametal, Inc	59,199
3,834	*	Lam Research Corp	173,795
1,712		Lennox International, Inc	39,205
2,869	*	Lexmark International, Inc	165,427
1,681		Manitowoc Co, Inc	75,292

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
3,448		Pall Corp	$106,233
3,383		Parker Hannifin Corp	262,961
4,837		Rockwell Automation, Inc	281,030
5,312	*	SanDisk Corp	284,404
1,829	*	Scientific Games Corp (Class A)	58,162
5,838		Smith International, Inc	226,514
24,745	*	Solectron Corp	80,669
1,620		SPX Corp	86,573
2,214		Stanley Works	110,368
6,903		Symbol Technologies, Inc	102,579
2,738	*	Terex Corp	123,812
2,221		Timken Co	66,141
1,252		Toro Co	52,797
3,573	*	Varian Medical Systems, Inc	190,762
1,220	*	VeriFone Holdings, Inc	34,831
5,990	*	Western Digital Corp	108,419
1,953	*	Zebra Technologies Corp (Class A)	69,800
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	5,406,988

INSTRUMENTS AND RELATED PRODUCTS - 4.15%
1,836	*	Advanced Medical Optics, Inc	72,614
4,176		Allergan, Inc	470,259
5,040		Applera Corp (Applied Biosystems Group)	166,874
857	*	Armor Holdings, Inc	49,132
2,923		Bard (C.R.), Inc	219,225
1,460		Bausch & Lomb, Inc	73,190
1,730		Beckman Coulter, Inc	99,579
6,910		Biomet, Inc	222,433
1,178		Cooper Cos, Inc	63,023
4,336		Dentsply International, Inc	130,557
1,080		DRS Technologies, Inc	47,164
7,841		Eastman Kodak Co	175,638
3,420	*	Fisher Scientific International, Inc	267,581
987	*	Intuitive Surgical, Inc	104,079
5,430		Kla-Tencor Corp	241,472
1,146	*	Mettler-Toledo International, Inc	75,808
1,469	*	Millipore Corp	90,050
1,540		National Instruments Corp	42,104
3,180		PerkinElmer, Inc	60,197
6,253		Pitney Bowes, Inc	277,446
2,030	*	Resmed, Inc	81,708
1,980	*	Respironics, Inc	76,448
2,294		Roper Industries, Inc	102,634
9,837	*	St. Jude Medical, Inc	347,148
1,124	*	Techne Corp	57,167
2,280		Tektronix, Inc	65,960
5,390	*	Teradyne, Inc	70,932
4,460	*	Thermo Electron Corp	175,412
1,508	*	Trimble Navigation Ltd	70,997
2,826	*	Waters Corp	127,961
25,061	*	Xerox Corp	389,949
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,514,741

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
INSURANCE AGENTS, BROKERS AND SERVICE - 0.42%
8,692		AON Corp	$294,398
3,074		Brown & Brown, Inc	93,941
2,730		Gallagher (Arthur J.) & Co	72,809
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	461,148

INSURANCE CARRIERS - 3.84%
139	*	Alleghany Corp	40,172
2,878		Ambac Financial Group, Inc	238,155
1,554		American Financial Group, Inc	72,929
405		American National Insurance Co	46,940
1,058		AmerUs Group Co	71,955
3,515		Assurant, Inc	187,736
4,249		Cincinnati Financial Corp	204,207
780	*	CNA Financial Corp	28,096
4,003	*	Conseco, Inc	84,023
1,476		Erie Indemnity Co (Class A)	77,298
4,766		Fidelity National Financial, Inc	198,504
735		Fidelity National Title Group, Inc	15,406
2,260		First American Corp	95,688
1,374		Hanover Insurance Group, Inc	61,322
2,912		HCC Insurance Holdings, Inc	95,747
3,140	*	Health Net, Inc	136,653
4,482	*	Humana, Inc	296,215
4,448		Leucadia National Corp	116,404
275	*	Markel Corp	112,932
3,669		MBIA, Inc	225,423
790		Mercury General Corp	39,192
2,415		MGIC Investment Corp	144,828
1,323		Nationwide Financial Services, Inc (Class A)	63,636
6,280		Old Republic International Corp	139,102
1,458	*	Philadelphia Consolidated Holding Co	57,999
2,510		PMI Group, Inc	109,963
1,980		Protective Life Corp	90,585
2,292		Radian Group, Inc	137,520
820		Reinsurance Group Of America, Inc	42,583
3,247		Safeco Corp	191,346
1,470		Stancorp Financial Group, Inc	65,606
2,835		Torchmark Corp	178,917
796		Transatlantic Holdings, Inc	48,086
1,350		Unitrin, Inc	59,630
9,338		UnumProvident Corp	181,064
4,391		W.R. Berkley Corp	155,397
823	*	WellCare Health Plans, Inc	46,606
39		Wesco Financial Corp	17,043
		TOTAL INSURANCE CARRIERS	4,174,908

JUSTICE, PUBLIC ORDER AND SAFETY - 0.07%
1,627	*	Corrections Corp of America	70,368
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	70,368

LEATHER AND LEATHER PRODUCTS - 0.33%
10,506	*	Coach, Inc	361,406
		TOTAL LEATHER AND LEATHER PRODUCTS	361,406

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY		VALUE
LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.06%			$
2,491		Laidlaw International, Inc		68,079
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT		68,079

LUMBER AND WOOD PRODUCTS - 0.05%
3,000		Louisiana-Pacific Corp		56,310
		TOTAL LUMBER AND WOOD PRODUCTS		56,310

METAL MINING - 0.31%
1,294		Foundation Coal Holdings, Inc		41,887
5,236		Freeport-McMoRan Copper & Gold, Inc (Class A)		278,869
191		Southern Copper Corp		17,668
		TOTAL METAL MINING		338,424

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.57%
4,094		Fortune Brands, Inc		307,500
4,704		Hasbro, Inc		107,016
10,627		Mattel, Inc		209,352
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES		623,868

MISCELLANEOUS RETAIL - 1.34%
8,594	*	Amazon.com, Inc		276,039
1,383		Barnes & Noble, Inc		52,471
1,657	*	Coldwater Creek, Inc		47,655
1,043	*	Dick's Sporting Goods, Inc		47,477
2,830	*	Dollar Tree Stores, Inc		87,617
3,600		Michaels Stores, Inc		156,744
994		MSC Industrial Direct Co (Class A)		40,496
904	*	Nutri/System, Inc		56,310
7,842	*	Office Depot, Inc		311,327
2,025		OfficeMax, Inc		82,499
3,905		Petsmart, Inc		108,364
13,979	*	Rite Aid Corp		63,465
3,881		Tiffany & Co		128,849
		TOTAL MISCELLANEOUS RETAIL		1,459,313

MOTION PICTURES - 0.16%
7,709	*	Discovery Holding Co (Class A)		111,472
1,136	*	DreamWorks Animation SKG, Inc (Class A)		28,298
1,722		Regal Entertainment Group (Class A)		34,130
		TOTAL MOTION PICTURES		173,900

NONDEPOSITORY INSTITUTIONS - 0.62%
3,866		American Capital Strategies Ltd		152,591
3,710	*	AmeriCredit Corp		92,713
2,559		CapitalSource, Inc		66,073
5,432		CIT Group, Inc		264,158
850		First Marblehead Corp		58,871
548	*	Nelnet, Inc		16,846
111		Student Loan Corp		21,332
		TOTAL NONDEPOSITORY INSTITUTIONS		672,584

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
NONMETALLIC MINERALS, EXCEPT FUELS - 0.24%
1,311		Florida Rock Industries, Inc	$50,749
2,739		Vulcan Materials Co	214,327
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	265,076

OIL AND GAS EXTRACTION - 3.06%
8,365		BJ Services Co	252,037
1,333		Cabot Oil & Gas Corp (Class A)	63,891
3,146	*	Cameron International Corp	151,983
1,531	*	Cheniere Energy, Inc	45,486
10,387		Chesapeake Energy Corp	301,015
2,268		Cimarex Energy Co	79,811
844	*	CNX Gas Corp	19,555
3,250	*	Denbury Resources, Inc	93,925
1,620		Diamond Offshore Drilling, Inc	117,239
4,210		ENSCO International, Inc	184,524
3,280		Equitable Resources, Inc	114,734
1,486	*	Forest Oil Corp	46,943
2,431	*	Global Industries Ltd	37,826
2,481	*	Helix Energy Solutions Group, Inc	82,865
2,998		Helmerich & Payne, Inc	69,044
4,875	*	National Oilwell Varco, Inc	285,431
1,460	*	Oceaneering International, Inc	44,968
4,584		Patterson-UTI Energy, Inc	108,916
3,554		Pioneer Natural Resources Co	139,032
2,126	*	Plains Exploration & Production Co	91,227
1,631		Pogo Producing Co	66,789
4,523	*	Pride International, Inc	124,021
1,714	*	Quicksilver Resources, Inc	54,677
3,783		Range Resources Corp	95,483
2,928		Rowan Cos, Inc	92,613
662	*	SEACOR Holdings, Inc	54,615
4,562	*	Southwestern Energy Co	136,267
1,646		St. Mary Land & Exploration Co	60,425
2,167	*	Superior Energy Services	56,905
1,999	*	Tetra Technologies, Inc	48,296
1,639		Tidewater, Inc	72,427
1,689		Todco	58,439
1,264	*	Unit Corp	58,106
580		W&T Offshore, Inc	16,942
		TOTAL OIL AND GAS EXTRACTION	3,326,457

PAPER AND ALLIED PRODUCTS - 0.52%
2,900		Bemis Co	95,294
4,918		MeadWestvaco Corp	130,376
2,271		Packaging Corp of America	52,687
7,100	*	Smurfit-Stone Container Corp	79,520
2,710		Sonoco Products Co	91,164
3,008		Temple-Inland, Inc	120,621
		TOTAL PAPER AND ALLIED PRODUCTS	569,662

PERSONAL SERVICES - 0.44%
3,886		Cintas Corp	158,665
8,960		H&R Block, Inc	194,790

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
7,810		Service Corp International	$72,945
1,262		Weight Watchers International, Inc	55,957
		TOTAL PERSONAL SERVICES	482,357

PETROLEUM AND COAL PRODUCTS - 1.36%
1,789		Ashland, Inc	114,102
3,170		Frontier Oil Corp	84,259
6,605		Hess Corp	273,579
1,316		Holly Corp	57,022
5,286		Murphy Oil Corp	251,349
3,512	*	Newfield Exploration Co	135,352
5,030		Noble Energy, Inc	229,318
3,617		Sunoco, Inc	224,941
1,910		Tesoro Corp	110,742
		TOTAL PETROLEUM AND COAL PRODUCTS	1,480,664

PRIMARY METAL INDUSTRIES - 0.81%
2,721		Allegheny Technologies, Inc	169,219
701		Carpenter Technology Corp	75,365
1,660		Hubbell, Inc (Class B)	79,514
3,673		Precision Castparts Corp	231,987
1,325		Steel Dynamics, Inc	66,846
2,203	*	Titanium Metals Corp	55,692
3,451		United States Steel Corp	199,054
		TOTAL PRIMARY METAL INDUSTRIES	877,677

PRINTING AND PUBLISHING - 1.37%
1,617		Dow Jones & Co, Inc	54,234
1,786	*	Dun & Bradstreet Corp	133,932
2,309		EW Scripps Co	110,670
6,586		Gannett Co, Inc	374,282
1,380		Harte-Hanks, Inc	36,363
1,213		John Wiley & Sons, Inc (Class A)	43,680
1,415		McClatchy Co (Class A)	59,699
850		Meredith Corp	41,931
3,604		New York Times Co (Class A)	82,820
1,429		R.H. Donnelley Corp	75,594
5,899		R.R. Donnelley & Sons Co	194,431
5,059		Tribune Co	165,530
161		Washington Post Co (Class B)	118,657
		TOTAL PRINTING AND PUBLISHING	1,491,823

RAILROAD TRANSPORTATION - 0.42%
12,070		CSX Corp	396,258
2,080	*	Kansas City Southern Industries, Inc	56,805
		TOTAL RAILROAD TRANSPORTATION	453,063

REAL ESTATE - 0.39%
5,070	*	CB Richard Ellis Group, Inc	124,722
1,922		Forest City Enterprises, Inc (Class A)	104,365
976		Jones Lang LaSalle, Inc	83,428
2,028		St. Joe Co	111,276
		TOTAL REAL ESTATE	423,791

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.41%
4,863	*	Goodyear Tire & Rubber Co	$70,514
1,214	*	Jarden Corp	40,026
7,555		Newell Rubbermaid, Inc	213,958
2,220		Sealed Air Corp	120,146
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	444,644

SECURITY AND COMMODITY BROKERS - 2.72%
2,088		A.G. Edwards, Inc	111,249
5,858		Ameriprise Financial, Inc	274,740
561		BlackRock, Inc	83,589
1,433	*	Cbot Holdings, Inc	173,092
11,633	*	E*Trade Financial Corp	278,261
3,215		Eaton Vance Corp	92,785
2,520		Federated Investors, Inc (Class B)	85,201
587	*	IntercontinentalExchange, Inc	44,066
1,218	*	Investment Technology Group, Inc	54,506
5,730		Janus Capital Group, Inc	112,996
3,202		Jefferies Group, Inc	91,257
3,580		Legg Mason, Inc	361,079
2,575	*	Nasdaq Stock Market, Inc	77,868
2,178		Nuveen Investments, Inc	111,579
4,256	*	NYSE Group, Inc	318,136
2,465		Raymond James Financial, Inc	72,077
1,713		SEI Investments Co	96,253
7,440		T Rowe Price Group, Inc	356,004
8,569		TD Ameritrade Holding Corp	161,526
		TOTAL SECURITY AND COMMODITY BROKERS	2,956,264

SPECIAL TRADE CONTRACTORS - 0.05%
3,005	*	Quanta Services, Inc	50,664
		TOTAL SPECIAL TRADE CONTRACTORS	50,664

STONE, CLAY, AND GLASS PRODUCTS - 0.25%
1,274		Eagle Materials, Inc	42,908
4,192		Gentex Corp	59,568
4,306	*	Owens-Illinois, Inc	66,399
2,120	b,m*	USG Corp	99,725
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	268,600

TOBACCO PRODUCTS - 0.35%
2,599		Loews Corp (Carolina Group)	143,959
4,401		UST, Inc	241,307
		TOTAL TOBACCO PRODUCTS	385,266

TRANSPORTATION BY AIR - 0.67%
6,054	*	AMR Corp	140,090
2,454	*	Continental Airlines, Inc (Class B)	69,473
21,991		Southwest Airlines Co	366,370
2,849	*	UAL Corp	75,698
1,682	*	US Airways Group, Inc	74,563
		TOTAL TRANSPORTATION BY AIR	726,194

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
TRANSPORTATION EQUIPMENT - 2.65%
2,276		Autoliv, Inc	$125,430
2,605		Brunswick Corp	81,250
49,252		Ford Motor Co	398,449
4,911		Genuine Parts Co	211,811
3,370		Goodrich Corp	136,552
7,426		Harley-Davidson, Inc	465,982
1,139		Harsco Corp	88,443
5,048		ITT Industries, Inc	258,811
2,934		JLG Industries, Inc	58,123
1,980		Oshkosh Truck Corp	99,931
6,915		Paccar, Inc	394,293
3,850	*	Pactiv Corp	109,417
3,551		Textron, Inc	310,713
1,014		Thor Industries, Inc	41,746
2,258		Trinity Industries, Inc	72,640
1,234	*	TRW Automotive Holdings Corp	29,702
		TOTAL TRANSPORTATION EQUIPMENT	2,883,293

TRANSPORTATION SERVICES - 0.56%
4,726		CH Robinson Worldwide, Inc	210,685
5,801		Expeditors International Washington, Inc	258,609
1,245		GATX Corp	51,506
3,550		Sabre Holdings Corp	83,035
		TOTAL TRANSPORTATION SERVICES	603,835

TRUCKING AND WAREHOUSING - 0.27%
1,361		Con-way, Inc	61,000
3,096		J.B. Hunt Transport Services, Inc	64,304
1,672		Landstar System, Inc	71,394
1,536	*	Swift Transportation Co, Inc	36,434
1,726	*	YRC Worldwide, Inc	63,931
		TOTAL TRUCKING AND WAREHOUSING	297,063

WATER TRANSPORTATION - 0.13%
1,268		Alexander & Baldwin, Inc	56,261
1,275	*	Kirby Corp	39,946
798		Overseas Shipholding Group, Inc	49,292
		TOTAL WATER TRANSPORTATION	145,499

WHOLESALE TRADE-DURABLE GOODS - 0.93%
2,470		Adesa, Inc	57,082
3,368	*	Arrow Electronics, Inc	92,384
1,610		BorgWarner, Inc	92,044
3,106	*	Cytyc Corp	76,035
3,726	*	Ingram Micro, Inc (Class A)	71,390
1,240		Martin Marietta Materials, Inc	104,929
3,763	*	Patterson Cos, Inc	126,474
1,443		Pool Corp	55,556
1,804		Reliance Steel & Aluminum Co	57,981
1,459	*	Tech Data Corp	53,297
2,134		W.W. Grainger, Inc	143,021
1,314	*	WESCO International, Inc	76,251
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,006,444

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Mid-Cap Blend Index Fund

SHARES		COMPANY	VALUE
WHOLESALE TRADE-NONDURABLE GOODS - 0.95%
1,931		Airgas, Inc	$69,844
1,703		Brown-Forman Corp (Class B)	130,535
3,735	*	Dean Foods Co	156,945
3,580	*	Endo Pharmaceuticals Holdings, Inc	116,529
2,461	*	Henry Schein, Inc	123,395
12,480		Safeway, Inc	378,768
1,017	*	Tractor Supply Co	49,080
257		Valhi, Inc	5,975
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,031,071

		TOTAL COMMON STOCKS
		(Cost $86,748,635)	107,416,488

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.43%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.43%
$ 470,000		Federal Home Loan Bank (FHLB), 4.750%, 10/02/06	470,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	470,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $469,938)	470,000

		TOTAL PORTFOLIO - 99.19%
		(Cost $87,218,573)	107,886,488

		OTHER ASSETS & LIABILITIES, NET - 0.81%	881,835

		NET ASSETS - 100.00%	108,768,323

	*	Non-income producing
	b	In bankruptcy
	d	All or a portion of these securities have been segregated by the custodian to cover margin
		or other requirements on futures contracts in the amount of $32,074.
	m	Indicates a security has been deemed illiquid.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL -CAP GROWTH INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE
COMMON STOCKS - 99.96%
AMUSEMENT AND RECREATION SERVICES - 0.96%
7,190	*	Bally Technologies, Inc	$126,544
1,350	*	Bally Total Fitness Holding Corp	2,039
3,178	*	Century Casinos, Inc	31,589
2,339		Dover Downs Gaming & Entertainment, Inc	28,419
724	*	Leapfrog Enterprises, Inc	5,741
4,889	*	Life Time Fitness, Inc	226,312
2,618	*	Live Nation, Inc	53,460
5,912	*	Marvel Entertainment, Inc	142,716
995	*	MTR Gaming Group, Inc	9,343
4,787	*	Pinnacle Entertainment, Inc	134,610
4,357	*	WMS Industries, Inc	127,268
3,350		World Wrestling Entertainment, Inc	55,041
		TOTAL AMUSEMENT AND RECREATION SERVICES	943,082

APPAREL AND ACCESSORY STORES - 2.69%
8,784	*	Aeropostale, Inc	256,756
3,706		Bebe Stores, Inc	91,835
1,165		Brown Shoe Co, Inc	41,754
1,313		Buckle, Inc	49,815
1,972	*	Cache, Inc	35,279
7,812	*	Carter's, Inc	206,159
4,818	*	Casual Male Retail Group, Inc	66,151
4,917		Cato Corp (Class A)	107,731
2,548	*	Charlotte Russe Holding, Inc	70,172
9,687	*	Charming Shoppes, Inc	138,330
3,640	*	Children's Place Retail Stores, Inc	233,069
5,881		Christopher & Banks Corp	173,372
989	*	Citi Trends, Inc	34,130
914		DEB Shops, Inc	23,435
7,404	*	Dress Barn, Inc	161,555
2,644	*	DSW, Inc	83,286
7,211	*	HOT Topic, Inc	80,331
1,520	*	J Crew Group, Inc	45,706
2,876	*	JOS A Bank Clothiers, Inc	86,165
3,318	*	New York & Co, Inc	43,399
11,727	*	Pacific Sunwear Of California, Inc	176,843
1,303	*	Payless Shoesource, Inc	32,445
10,583	*	The Wet Seal, Inc	64,980
5,413	*	Tween Brands, Inc	203,529
3,355	*	Under Armour, Inc	134,267
		TOTAL APPAREL AND ACCESSORY STORES	2,640,494

APPAREL AND OTHER TEXTILE PRODUCTS - 0.78%
3,381	*	Guess ?, Inc	164,080
5,360	*	Gymboree Corp	226,085
1,883	*	Maidenform Brands, Inc	36,342
4,465		Phillips-Van Heusen Corp	186,503
4,182	*	Quiksilver, Inc	50,811

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
2,062	*	True Religion Apparel, Inc	$43,529
3,148	*	Warnaco Group, Inc	60,882
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	768,232

AUTO REPAIR, SERVICES AND PARKING - 0.39%
1,487	*	Amerco, Inc	110,261
2,586	*	Midas, Inc	53,478
1,852		Monro Muffler, Inc	62,987
757	*	Standard Parking Corp	23,755
5,438	*	Wright Express Corp	130,838
		TOTAL AUTO REPAIR, SERVICES AND PARKING	381,319

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.07%
880	*	America's Car-Mart, Inc	14,476
3,788	*	CSK Auto Corp	53,411
218	*	MarineMax, Inc	5,548
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	73,435

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.05%
2,357	*	Builders FirstSource, Inc	35,897
256	*	Central Garden & Pet Co	12,355
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	48,252

BUSINESS SERVICES - 15.15%
6,072	*	@Road, Inc	35,460
8,037	*	24/7 Real Media, Inc	68,636
2,155	*	3D Systems Corp	39,523
7,051		Aaron Rents, Inc	162,032
4,639	*	Acacia Research (Acacia Technologies)	52,653
2,105	*	Access Integrated Technologies, Inc	19,934
7,185	*	Actuate Corp	31,758
3,696		Administaff, Inc	124,555
3,268	*	Advent Software, Inc	118,334
5,113		Advo, Inc	143,062
1,450	*	Agile Software Corp	9,469
321	*	Altiris, Inc	6,770
4,201	*	American Reprographics Co	134,684
4,951	*	AMN Healthcare Services, Inc	117,586
2,570	*	Ansoft Corp	64,019
4,943	*	Ansys, Inc	218,382
12,132	*	aQuantive, Inc	286,558
3,724		Arbitron, Inc	137,825
17,437	*	Art Technology Group, Inc	44,639
1,918	*	Asset Acceptance Capital Corp	31,168
4,117	*	Audible, Inc	29,889
690	*	Avocent Corp	20,783
1,676	*	Bankrate, Inc	44,515
1,090	*	Barrett Business Services	23,402
2,504	*	BearingPoint, Inc	19,681
4,668	*	BISYS Group, Inc	50,694
5,706		Blackbaud, Inc	125,475
4,383	*	Blackboard, Inc	116,150
2,268	*	Blue Coat Systems, Inc	40,847
314	*	Bottomline Technologies, Inc	3,065

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
4,604		Brady Corp (Class A)	$161,877
4,070	*	CACI International, Inc (Class A)	223,891
4,193		Catalina Marketing Corp	115,308
4,168	*	CBIZ, Inc	30,426
12,415	*	Chordiant Software, Inc	38,114
705	*	Ciber, Inc	4,674
1,279	*	Clayton Holdings, Inc	16,077
1,650	*	Click Commerce, Inc	37,323
24,034	*	CNET Networks, Inc	230,246
7,041	*	Cogent, Inc	96,673
6,932		Cognex Corp	175,102
1,466		Computer Programs & Systems, Inc	48,041
2,726	*	COMSYS IT Partners, Inc	46,860
5,210	*	Concur Technologies, Inc	75,806
4,397	*	Convera Corp	23,260
2,698	*	CoStar Group, Inc	111,481
3,322	*	CSG Systems International, Inc	87,800
4,779	*	Cybersource Corp	56,536
1,669	*	DealerTrack Holdings, Inc	36,902
5,567	*	Digital Insight Corp	163,224
6,357	*	Digital River, Inc	324,970
2,380	*	DynCorp International, Inc	29,964
7,301	*	Eclipsys Corp	130,761
2,820	*	eCollege.com, Inc	45,092
1,938	*	eFunds Corp	46,861
3,277	*	Emageon, Inc	51,088
8,664	*	Epicor Software Corp	113,585
4,609	*	Equinix, Inc	277,001
11,433	*	Evergreen Energy, Inc	120,161
5,803	*	FalconStor Software, Inc	44,625
1,269	*	Filenet Corp	44,199
1,125	*	First Advantage Corp	23,468
1,617	*	Forrester Research, Inc	42,543
9,185	*	Gartner, Inc (Class A)	161,564
617	*	Gerber Scientific, Inc	9,243
4,218		Gevity HR, Inc	96,086
4,182	*	Global Cash Access, Inc	63,106
1,795	*	H&E Equipment Services, Inc	43,780
4,353		Healthcare Services Group	109,521
2,178	*	Heartland Payment Systems, Inc	56,628
2,392	*	Heidrick & Struggles International, Inc	86,112
3,702	*	Hudson Highland Group, Inc	36,280
8,847	*	Hypercom Corp	59,983
4,640	*	Hyperion Solutions Corp	159,987
1,475	*	i2 Technologies, Inc	27,627
1,062	*	ICT Group, Inc	33,421
3,133	*	iGate Corp	15,477
3,373	*	IHS, Inc	108,206
2,241	*	Infocrossing, Inc	30,052
13,969	*	Informatica Corp	189,839
2,688	*	Infospace, Inc	49,567
5,490		infoUSA, Inc	45,567
1,009	*	Innovative Solutions & Support, Inc	14,661
1,622		Integral Systems, Inc	50,704

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
3,946	*	Intergraph Corp	$169,204
4,793	*	Internap Network Services Corp	72,949
505	*	Internet Security Systems, Inc	14,019
3,225	*	Interwoven, Inc	35,572
4,693	*	inVentiv Health, Inc	150,317
7,284	*	Ipass, Inc	34,089
12,813		Jack Henry & Associates, Inc	278,939
803	*	JDA Software Group, Inc	12,382
3,515	*	Jupitermedia Corp	30,440
5,441	*	Kanbay International, Inc	111,867
3,683	*	Keane, Inc	53,072
1,108		Kelly Services, Inc (Class A)	30,370
2,585	*	Kenexa Corp	65,194
4,554	*	Kforce, Inc	54,329
2,679	*	Knot, Inc	59,286
5,305	*	Korn/Ferry International	111,087
5,164	*	Kronos, Inc	176,041
8,779	*	Labor Ready, Inc	139,849
9,348	*	Lionbridge Technologies	71,325
1,215	*	Liquidity Services, Inc	18,942
3,032	*	LoJack Corp	59,397
560	*	Magma Design Automation, Inc	5,096
495	*	Manhattan Associates, Inc	11,949
2,218	*	Mantech International Corp (Class A)	73,216
2,550	*	Mapinfo Corp	32,717
3,709	*	Marchex, Inc	56,896
627	*	Marlin Business Services, Inc	13,104
1,639	*	MicroStrategy, Inc	166,899
5,468	*	Midway Games, Inc	48,009
16,250	*	Move, Inc	79,788
6,143	*	MPS Group, Inc	92,821
3,158	*	MRO Software, Inc	81,066
2,878	*	Neoware, Inc	39,112
1,596	*	Ness Technologies, Inc	21,307
7,173	*	NetFlix, Inc	163,401
3,304	*	Netscout Systems, Inc	21,443
6,330	*	NIC, Inc	32,600
20,226	*	Nuance Communications, Inc	165,246
1,330	*	Omniture, Inc	10,494
4,083	*	On Assignment, Inc	40,054
3,455	*	Online Resources Corp	42,324
3,179	*	Open Solutions, Inc	91,587
1,827	*	Opnet Technologies, Inc	23,952
13,305	*	Opsware, Inc	119,878
5,592	*	Packeteer, Inc	48,147
8,815	*	Parametric Technology Corp	153,910
3,297	*	PDF Solutions, Inc	36,135
2,897	*	PeopleSupport, Inc	53,595
2,752	*	Perficient, Inc	43,151
5,317	*	Phase Forward, Inc	63,485
2,574	*	Portfolio Recovery Associates, Inc	112,921
2,235	*	PRA International	59,652
1,713		QAD, Inc	13,841
2,680		Quality Systems, Inc	103,957

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
7,411	*	Quest Software, Inc	$105,829
4,230	*	Radiant Systems, Inc	51,098
1,083	*	Radisys Corp	23,014
3,280	*	Raser Technologies, Inc	18,237
12,981	*	RealNetworks, Inc	137,728
10,074	*	Redback Networks, Inc	139,827
1,390		Renaissance Learning, Inc	19,891
3,104	*	Rewards Network, Inc	15,116
2,351	*	RightNow Technologies, Inc	36,699
4,768		Rollins, Inc	100,652
13,148	*	Sapient Corp	71,657
483	*	Secure Computing Corp	3,057
942	*	SI International, Inc	30,125
7,280	*	Sitel Corp	21,913
3,099	*	Smith Micro Software, Inc	44,564
4,205	*	Sohu.com, Inc	92,594
40,683	*	Sonus Networks, Inc	213,993
10,176	*	Sotheby's Holdings, Inc (Class A)	328,074
4,928	*	Spherion Corp	35,235
3,158	*	SPSS, Inc	78,729
6,165	*	SRA International, Inc (Class A)	185,320
2,417		Stellent, Inc	26,200
1,650	*	Stratasys, Inc	43,577
744	*	Sybase, Inc	18,035
4,819	*	SYKES Enterprises, Inc	98,067
700	*	Synchronoss Technologies, Inc	6,636
1,410		Syntel, Inc	31,937
590	*	Take-Two Interactive Software, Inc	8,413
245	*	TAL International Group, Inc	5,196
2,128	*	Taleo Corp	21,535
5,203		Talx Corp	127,578
5,118	*	TeleTech Holdings, Inc	79,994
2,878		TheStreet.com, Inc	30,622
8,305	*	THQ, Inc	242,257
4,426	*	TIBCO Software, Inc	39,745
920	*	Tiens Biotech Group USA, Inc	2,668
975	*	TNS, Inc	14,684
4,023	*	TradeStation Group, Inc	60,627
6,016	*	Transaction Systems Architects, Inc	206,469
486	*	Travelzoo, Inc	14,007
6,920	*	Trizetto Group, Inc	104,769
3,891	*	Ultimate Software Group, Inc	91,555
15,441	*	Valueclick, Inc	286,276
4,012	*	Vasco Data Security International	41,564
2,033	*	Verint Systems, Inc	61,092
1,610	*	Vignette Corp	21,799
6,732	*	WebEx Communications, Inc	262,683
2,368	*	webMethods, Inc	18,115
7,728	*	Websense, Inc	167,002
2,737	*	WebSideStory, Inc	36,156
11,756	*	Wind River Systems, Inc	125,907
5,447	*	Witness Systems, Inc	95,486
		TOTAL BUSINESS SERVICES	14,857,324

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
CHEMICALS AND ALLIED PRODUCTS - 9.36%
3,790	*	Acadia Pharmaceuticals, Inc	$32,746
4,880	*	Adams Respiratory Therapeutics, Inc	178,559
2,355	*	Adeza Biomedical Corp	38,646
7,285	*	Adolor Corp	101,043
1,250	*	Advanced Magnetics, Inc	42,625
7,068	*	ADVENTRX Pharmaceuticals, Inc	19,366
1,470	*	Albany Molecular Research, Inc	13,759
5,081	*	Alexion Pharmaceuticals, Inc	172,652
15,442	*	Alkermes, Inc	244,756
5,268	*	Alnylam Pharmaceuticals, Inc	75,912
1,407		Alpharma, Inc (Class A)	32,910
6,992	*	American Oriental Bioengineering, Inc	42,511
2,773		American Vanguard Corp	38,822
2,832	*	Anadys Pharmaceuticals, Inc	8,213
9,623	*	Andrx Corp	235,090
284		Arch Chemicals, Inc	8,080
5,140	*	Arena Pharmaceuticals, Inc	61,577
6,121	*	Array Biopharma, Inc	52,151
5,270	*	Atherogenics, Inc	69,406
3,397	*	Auxilium Pharmaceuticals, Inc	34,378
5,341	*	AVANIR Pharmaceuticals	36,960
3,830	*	Aventine Renewable Energy Holdings, Inc	81,924
7,859	*	AVI BioPharma, Inc	28,528
1,883		Balchem Corp	37,265
633	*	Bentley Pharmaceuticals, Inc	7,596
3,596	*	BioCryst Pharmaceuticals, Inc	44,842
5,616	*	Bioenvision, Inc	30,944
13,747	*	BioMarin Pharmaceuticals, Inc	195,620
1,519	*	Caraco Pharmaceutical Laboratories Ltd	15,433
7,149	*	Cell Genesys, Inc	32,671
1,871	*	Chattem, Inc	65,710
2,805	*	Coley Pharmaceutical Group, Inc	32,033
3,852	*	Combinatorx, Inc	23,998
5,620	*	Connetics Corp	61,258
4,787	*	Conor Medsystems, Inc	112,830
8,743	*	Cubist Pharmaceuticals, Inc	190,073
3,368	*	Cypress Bioscience, Inc	24,586
4,017	*	Cytokinetics, Inc	25,829
850	*	Dendreon Corp	3,800
2,857	*	Digene Corp	123,280
8,690	*	Durect Corp	35,629
3,173	*	Emisphere Technologies, Inc	26,812
9,660	*	Encysive Pharmaceuticals, Inc	41,538
6,853	*	Enzon Pharmaceuticals, Inc	56,537
3,363	*	Genitope Corp	9,820
20,917	*	Genta, Inc	16,315
619		Georgia Gulf Corp	16,973
5,298	*	Geron Corp	33,218
1,772	*	GTx, Inc	16,373
4,945	*	Hana Biosciences, Inc	33,923
10,011	*	Hercules, Inc	157,873
1,575	*	Hi-Tech Pharmacal Co, Inc	19,908
21,176	*	Human Genome Sciences, Inc	244,371

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
3,868	*	Idenix Pharmaceuticals, Inc	$37,520
10,947	*	Immucor, Inc	245,322
6,338	*	Indevus Pharmaceuticals, Inc	37,521
684		Inter Parfums, Inc	13,023
4,206	*	InterMune, Inc	69,063
196	*	Inverness Medical Innovations, Inc	6,813
6,943	*	Keryx Biopharmaceuticals, Inc	82,136
517		Kronos Worldwide, Inc	14,884
6,262	*	KV Pharmaceutical Co (Class A)	148,409
4,382		MacDermid, Inc	142,941
2,745		Mannatech, Inc	48,641
3,633	*	MannKind Corp	69,027
3,328	*	Martek Biosciences Corp	71,585
19,690	*	Medarex, Inc	211,471
8,070	*	Medicines Co	182,059
8,769		Medicis Pharmaceutical Corp (Class A)	283,677
1,820	*	Medifast, Inc	15,798
3,450		Meridian Bioscience, Inc	81,110
3,214	*	Metabasis Therapeutics, Inc	18,063
12,583	*	MGI Pharma, Inc	216,553
3,385	*	Momenta Pharmaceuticals, Inc	45,765
6,839	*	Myogen, Inc	239,912
3,460	*	Nastech Pharmaceutical Co, Inc	52,800
1,005	*	NBTY, Inc	29,416
4,782	*	Neurocrine Biosciences, Inc	51,407
2,115	*	New River Pharmaceuticals, Inc	54,419
2,777		NewMarket Corp	161,510
700		NL Industries, Inc	6,958
1,544	*	Northfield Laboratories, Inc	22,172
9,623	*	Novavax, Inc	36,471
3,690	*	Noven Pharmaceuticals, Inc	89,003
6,107	*	NPS Pharmaceuticals, Inc	23,268
6,057	*	Nuvelo, Inc	110,480
1,165		Olin Corp	17,894
3,122	*	Omnova Solutions, Inc	13,050
6,673	*	Onyx Pharmaceuticals, Inc	115,376
7,510	*	OraSure Technologies, Inc	60,380
9,163	*	OSI Pharmaceuticals, Inc	343,887
3,531	*	Pacific Ethanol, Inc	49,575
5,565	*	Pain Therapeutics, Inc	47,970
7,893	*	Panacos Pharmaceuticals, Inc	39,149
3,650	*	Par Pharmaceutical Cos, Inc	66,576
4,403	*	Parexel International Corp	145,695
2,094	*	Parlux Fragrances, Inc	10,658
3,768	*	Penwest Pharmaceuticals Co	62,737
27,463	*	Peregrine Pharmaceuticals, Inc	34,878
856		Perrigo Co	14,526
2,938	*	PetMed Express, Inc	30,673
2,785	*	Pharmion Corp	60,017
1,662	*	Pioneer Cos, Inc	40,736
3,850	*	Pozen, Inc	49,511
3,659	*	Progenics Pharmaceuticals, Inc	85,840
4,708	*	Quidel Corp	66,477
2,524	*	Renovis, Inc	34,730

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
7,501	*	Salix Pharmaceuticals Ltd	$101,714
7,202	*	Santarus, Inc	53,439
4,065	*	Sciele Pharma, Inc	76,585
6,301	*	Sirna Therapeutics, Inc	35,097
3,681	*	Solexa, Inc	32,466
930	*	Somaxon Pharmaceuticals, Inc	11,448
8,080	*	SuperGen, Inc	37,653
2,590	*	SurModics, Inc	90,961
3,813	*	Tanox, Inc	45,070
4,992		UAP Holding Corp	106,679
3,791	*	United Therapeutics Corp	199,179
1,568	*	USANA Health Sciences, Inc	69,917
14,945		Valeant Pharmaceuticals International	295,612
1,670	*	Verasun Energy Corp	26,804
4,477	*	Viropharma, Inc	54,485
900	*	Visicu, Inc	8,073
5,448	*	WR Grace & Co	72,240
3,182	*	Xenoport, Inc	64,817
6,087	*	Zymogenetics, Inc	102,688
		TOTAL CHEMICALS AND ALLIED PRODUCTS	9,182,131

COAL MINING - 0.33%
8,308	*	Alpha Natural Resources, Inc	130,934
15,442	*	International Coal Group, Inc	65,165
2,608	*	James River Coal Co	27,514
1,290		Penn Virginia Corp	81,799
1,053	*	Westmoreland Coal Co	20,713
		TOTAL COAL MINING	326,125

COMMUNICATIONS - 2.20%
2,604		Anixter International, Inc	147,048
774		Atlantic Tele-Network, Inc	14,304
8,175	*	Brightpoint, Inc	116,249
2,577	*	Cbeyond Communications, Inc	70,739
3,551		Centennial Communications Corp	18,927
1,817		Commonwealth Telephone Enterprises, Inc	74,915
2,165	*	Crown Media Holdings, Inc (Class A)	9,721
1,310	*	Cumulus Media, Inc (Class A)	12,524
23,926	*	Dobson Communications Corp (Class A)	167,961
1,646	*	Emmis Communications Corp (Class A)	20,164
5,781	*	Entravision Communications Corp (Class A)	43,011
1,125	*	Eschelon Telecom, Inc	19,114
18,724	*	FiberTower Corp	176,942
12,831	*	Foundry Networks, Inc	168,728
4,890	*	General Communication, Inc (Class A)	60,587
3,731	*	InPhonic, Inc	29,550
2,707	*	iPCS, Inc	144,960
8,002	*	j2 Global Communications, Inc	217,414
2,995	*	Lightbridge, Inc	35,101
2,584	*	Lodgenet Entertainment Corp	48,786
4,883	*	Mediacom Communications Corp	34,767
2,424		North Pittsburgh Systems, Inc	61,012
4,840	*	Novatel Wireless, Inc	46,609
1,979	*	NTELOS Holdings Corp	25,272

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
8,927	*	Pegasus Wireless Corp	$5,445
138		Salem Communications Corp (Class A)	1,561
3,367	*	SAVVIS, Inc	95,960
200		Shenandoah Telecom Co	8,694
7,010		Sinclair Broadcast Group, Inc (Class A)	55,029
3,100	*	Spanish Broadcasting System, Inc (Class A)	13,547
3,191	*	Syniverse Holdings, Inc	47,865
7,209	*	Terremark Worldwide, Inc	40,010
12,552	*	TiVo, Inc	95,270
2,812	*	Vonage Holdings Corp	19,347
3,712	*	Wireless Facilities, Inc	7,944
		TOTAL COMMUNICATIONS	2,155,077

DEPOSITORY INSTITUTIONS - 3.77%
140	*	ACE Cash Express, Inc	4,185
203		Arrow Financial Corp	5,148
241	*	Bancorp, Inc	6,143
1,800		Bank of the Ozarks, Inc	60,966
156		Camden National Corp	6,271
586		Capital Corp of the West	18,178
85		Capitol Bancorp Ltd	3,783
2,795		Cardinal Financial Corp	30,633
3,456		Cascade Bancorp	129,773
910		Cass Information Systems, Inc	30,130
651		Cathay General Bancorp	23,501
1,331		Center Financial Corp	31,651
693		Charter Financial Corp	27,713
381		City Bank	17,918
1,832		Coastal Financial Corp	23,083
2,390		CoBiz, Inc	54,635
464		Columbia Bancorp	11,410
1,830		Commercial Capital Bancorp, Inc	29,170
107	*	Community Bancorp	3,265
663		Community Bancorp, Inc	27,103
6,138		CVB Financial Corp	90,658
1,978	*	Dollar Financial Corp	43,160
1,285		Enterprise Financial Services Corp	39,655
5,653	*	Euronet Worldwide, Inc	138,781
1,022		Fidelity Bankshares, Inc	39,868
1,804		First Busey Corp (Class A)	40,969
170		First Indiana Corp	4,422
1,047	*	First Regional Bancorp	35,671
387		First Republic Bank	16,471
1,256		First South Bancorp, Inc	38,421
259		First State Bancorporation	6,726
5,506		Fremont General Corp	77,029
1,542		Frontier Financial Corp	39,999
730		Glacier Bancorp, Inc	24,944
1,959		Hancock Holding Co	104,904
416		Harbor Florida Bancshares, Inc	18,433
1,106		Heritage Commerce Corp	25,593
250		Home Bancshares, Inc	5,520
856		International Bancshares Corp	25,406
186	*	Intervest Bancshares Corp	8,102

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
616	*	Investors Bancorp, Inc	$9,295
321		Lakeland Financial Corp	7,547
314		Macatawa Bank Corp	7,187
388		MB Financial, Inc	14,306
336		Mercantile Bank Corp	13,289
453		Midwest Banc Holdings, Inc	11,062
2,017		Nara Bancorp, Inc	36,891
7,730	*	Net 1 UEPS Technologies, Inc	176,708
8,099		NewAlliance Bancshares, Inc	118,650
261	*	Northern Empire Bancshares	7,313
269		Old Second Bancorp, Inc	8,059
704		Pacific Capital Bancorp	18,987
1,049		PFF Bancorp, Inc	38,855
1,694	*	Pinnacle Financial Partners, Inc	60,645
779		Placer Sierra Bancshares	17,302
638		Preferred Bank	38,261
264		Premierwest Bancorp	4,221
2,865		PrivateBancorp, Inc	130,988
333	*	QC Holdings, Inc	3,973
503		S.Y. Bancorp, Inc	14,924
1,370		Seacoast Banking Corp of Florida	41,374
858		Sierra Bancorp	26,813
4,718	*	Signature Bank	145,928
1,210		Smithtown Bancorp, Inc	32,658
266		Southside Bancshares, Inc	7,100
1,678		Suffolk Bancorp	53,562
577		Summit Bancshares, Inc	16,225
2,397	*	Superior Bancorp	27,566
5,725	*	SVB Financial Group	255,564
3,751	*	Texas Capital Bancshares, Inc	70,219
871		Texas Regional Bancshares, Inc (Class A)	33,490
501		Trico Bancshares	12,400
11,774		Trustco Bank Corp NY	127,630
11,782		UCBH Holdings, Inc	205,714
660		United Community Banks, Inc	19,833
1,163		United Security Bancshares	26,214
863		USB Holding Co, Inc	19,038
1,488		Vineyard National Bancorp	38,628
2,515	*	Virginia Commerce Bancorp	55,833
252	*	Wauwatosa Holdings, Inc	4,448
2,467		West Bancorporation, Inc	42,210
2,185		Westamerica Bancorporation	110,364
2,136	*	Western Alliance Bancorp	70,274
359		Westfield Financial, Inc	11,405
2,458		Wilshire Bancorp, Inc	46,800
1,551		Wintrust Financial Corp	77,783
237		Yardville National Bancorp	8,451
		TOTAL DEPOSITORY INSTITUTIONS	3,695,378

EATING AND DRINKING PLACES - 2.34%
9,999		Applebees International, Inc	215,078
2,118	*	BJ's Restaurants, Inc	46,617
1,180	*	Buffalo Wild Wings, Inc	45,135
3,239	*	California Pizza Kitchen, Inc	96,943

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
2,975	*	CEC Entertainment, Inc	$93,742
1,233	*	Chipotle Mexican Grill, Inc	61,243
10,830		CKE Restaurants, Inc	181,078
5,381	*	Cosi, Inc	28,842
14,406	*	Denny's Corp	49,124
750		IHOP Corp	34,763
4,262	*	Krispy Kreme Doughnuts, Inc	34,522
1,650	*	McCormick & Schmick's Seafood Restaurants, Inc	37,109
643	*	Morton's Restaurant Group, Inc	9,909
2,571	*	Papa John's International, Inc	92,839
4,270	*	PF Chang's China Bistro, Inc	148,212
4,602	*	Rare Hospitality International, Inc	140,637
2,677	*	Red Robin Gourmet Burgers, Inc	123,436
8,723		Ruby Tuesday, Inc	245,901
2,731	*	Ruth's Chris Steak House, Inc	51,397
13,726	*	Sonic Corp	310,345
8,420	*	Texas Roadhouse, Inc (Class A)	103,398
9,916		Triarc Cos (Class B)	149,930
		TOTAL EATING AND DRINKING PLACES	2,300,200

EDUCATIONAL SERVICES - 0.70%
13,881	*	Corinthian Colleges, Inc	150,054
9,825	*	DeVry, Inc	208,978
600	*	Lincoln Educational Services Corp	9,816
2,324		Strayer Education, Inc	251,480
3,755	*	Universal Technical Institute, Inc	67,177
		TOTAL EDUCATIONAL SERVICES	687,505

ELECTRIC, GAS, AND SANITARY SERVICES - 0.64%
2,600		American Ecology Corp	51,324
3,203	*	Casella Waste Systems, Inc (Class A)	33,119
2,501	*	Clean Harbors, Inc	108,919
1,680		Crosstex Energy, Inc	150,478
1,832		ITC Holdings Corp	57,158
1,145		Markwest Hydrocarbon, Inc	32,060
1,211		Ormat Technologies, Inc	39,624
2,455	*	Pike Electric Corp	36,580
11,325	*	Plug Power, Inc	46,093
1,936	*	Waste Connections, Inc	73,394
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	628,749

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 9.51%
7,232		Acuity Brands, Inc	328,333
6,505		Adtran, Inc	155,079
5,762	*	Advanced Analogic Technologies, Inc	31,633
4,700	*	Advanced Energy Industries, Inc	80,088
1,770	*	Aeroflex, Inc	18,196
5,190	*	American Superconductor Corp	48,059
3,792	*	AMIS Holdings, Inc	35,986
16,479	*	Amkor Technology, Inc	85,032
7,384	*	Anadigics, Inc	52,869
9,048	*	Arris Group, Inc	103,690
8,312	*	Atheros Communications, Inc	150,697
4,144	*	ATMI, Inc	120,466

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
25,587	*	Avanex Corp	$44,266
2,601		Baldor Electric Co	80,189
2,202	*	Benchmark Electronics, Inc	59,190
29,007	*	Brocade Communications Systems, Inc	204,789
16,092	*	Capstone Turbine Corp	22,690
783	*	Carrier Access Corp	5,559
5,372	*	C-COR, Inc	46,092
4,312	*	Ceradyne, Inc	177,180
4,745	*	China BAK Battery, Inc	31,886
2,093	*	Color Kinetics, Inc	35,539
3,608	*	Comtech Telecommunications Corp	120,796
68,159	*	Conexant Systems, Inc	136,318
1,105	*	CPI International, Inc	14,553
3,185		CTS Corp	43,889
3,195	*	Diodes, Inc	137,928
1,510	*	Directed Electronics, Inc	22,801
626	*	DSP Group, Inc	14,304
2,194	*	DTS, Inc	46,469
6,535	*	Emcore Corp	38,687
1,612	*	EMS Technologies, Inc	30,273
6,284	*	Energy Conversion Devices, Inc	232,759
10,777	*	Evergreen Solar, Inc	89,449
2,395	*	Exar Corp	31,830
36,875	*	Finisar Corp	133,856
3,643		Franklin Electric Co, Inc	193,589
836	*	FuelCell Energy, Inc	6,362
39,976	*	Gemstar-TV Guide International, Inc	132,720
3,995	*	Genlyte Group, Inc	284,444
7,086	*	GrafTech International Ltd	41,382
866	*	Greatbatch, Inc	19,589
10,855	*	Harmonic, Inc	79,784
14,898	*	Hexcel Corp	210,807
2,136	*	Hittite Microwave Corp	95,052
1,733	*	ID Systems, Inc	40,951
3,217	*	Ikanos Communications, Inc	37,864
8,330	*	Interdigital Communications Corp	284,053
6,971	*	International DisplayWorks, Inc	44,405
601		Inter-Tel, Inc	12,982
6,350	*	InterVoice, Inc	40,259
1,787	*	iRobot Corp	35,847
3,939	*	IXYS Corp	33,048
2,173	*	Lamson & Sessions Co	51,761
1,732	*	Littelfuse, Inc	60,100
8,017	*	Mattson Technology, Inc	66,541
2,248	*	Maxwell Technologies, Inc	45,724
3,419	*	Medis Technologies Ltd	84,483
930	*	Mercury Computer Systems, Inc	11,021
1,631	*	Metrologic Instruments, Inc	29,619
11,367	*	Micrel, Inc	109,010
11,396	*	Microsemi Corp	214,815
8,350	*	Microtune, Inc	40,581
17,241	*	Mindspeed Technologies, Inc	29,827
3,965	*	MIPS Technologies, Inc	26,764
4,498	*	Mobility Electronics, Inc	25,009

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
3,518	*	Monolithic Power Systems, Inc	$33,280
3,533	*	MoSys, Inc	23,777
1,305	*	Multi-Fineline Electronix, Inc	33,108
2,624	*	Netlogic Microsystems, Inc	66,571
8,577	*	Omnivision Technologies, Inc	122,394
22,534	*	ON Semiconductor Corp	132,500
15,204	*	Openwave Systems, Inc	142,309
220	*	Oplink Communications Inc	4,396
917	*	OSI Systems, Inc	17,973
295		Park Electrochemical Corp	9,346
2,952	*	Parkervision, Inc	21,461
2,332	*	Pericom Semiconductor Corp	22,737
4,080		Plantronics, Inc	71,522
7,363	*	Plexus Corp	141,370
3,919	*	PLX Technology, Inc	40,640
6,472	*	Polycom, Inc	158,758
1,784	*	Portalplayer, Inc	20,124
2,623	*	Power-One, Inc	18,991
2,818	*	Radyne Corp	34,492
2,590		Raven Industries, Inc	77,726
2,675		Regal-Beloit Corp	116,363
25,723	*	RF Micro Devices, Inc	194,980
2,800	*	Rogers Corp	172,900
11,522	*	Semtech Corp	147,021
13,134	*	Silicon Image, Inc	167,064
5,234	*	Silicon Storage Technology, Inc	21,564
3,889	*	Sirenza Microdevices, Inc	30,723
4,503	*	Skyworks Solutions, Inc	23,371
760	*	Staktek Holdings, Inc	4,545
837	*	Standard Microsystems Corp	23,788
15,171	*	Stratex Networks, Inc	67,359
1,605	*	Sunpower Corp	44,523
1,978	*	Supertex, Inc	76,885
1,352	*	Symmetricom, Inc	10,911
4,105	*	Synaptics, Inc	100,039
580	*	Techwell, Inc	8,688
7,798	*	Tekelec	101,062
7,438	*	Tessera Technologies, Inc	258,694
30,643	*	Transmeta Corp	35,239
19,852	*	Transwitch Corp	27,991
9,201	*	Trident Microsystems, Inc	214,015
5,971	*	TTM Technologies, Inc	69,861
2,581	*	Universal Display Corp	28,468
1,949	*	Universal Electronics, Inc	37,031
9,275	*	Utstarcom, Inc	82,269
7,912	*	Varian Semiconductor Equipment Associates, Inc	290,370
3,560	*	Viasat, Inc	89,285
3,290		Vicor Corp	37,967
2,185	*	Virage Logic Corp	19,905
2,933	*	Volterra Semiconductor Corp	47,661
8,376	*	Zhone Technologies, Inc	8,962
2,355	*	Zoltek Cos, Inc	60,170
6,946	*	Zoran Corp	111,692
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	9,324,654

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE

ENGINEERING AND MANAGEMENT SERVICES - 3.57%
3,005	*	Advisory Board Co	$151,813
6,188	*	Ariad Pharmaceuticals, Inc	26,980
449		CDI Corp	9,299
1,661	*	CRA International, Inc	79,163
8,784	*	CV Therapeutics, Inc	97,854
7,598	*	deCODE genetics, Inc	41,789
4,720	*	Diamond Management & Technology Consultants, Inc	52,581
14,569	*	Digitas, Inc	140,154
4,767	*	Diversa Corp	38,231
8,080	*	eResearch Technology, Inc	65,529
3,026	*	Essex Corp	52,652
13,521	*	Exelixis, Inc	117,768
3,830	*	First Consulting Group, Inc	37,343
2,760	*	Harris Interactive, Inc	16,836
2,845	*	Huron Consulting Group, Inc	111,524
10,516	*	ICOS Corp	263,531
7,451	*	Incyte Corp	31,518
12,101	*	Isis Pharmaceuticals, Inc	86,885
2,040	*	Kendle International, Inc	65,321
810		Landauer, Inc	41,108
3,001	*	LECG Corp	56,299
10,456	*	Lexicon Genetics, Inc	39,419
5,397	*	Lifecell Corp	173,891
5,235	*	Luminex Corp	95,434
22,710	*	Monogram Biosciences, Inc	34,746
1,158	*	MTC Technologies, Inc	27,838
6,358	*	Myriad Genetics, Inc	156,725
6,253	*	Navigant Consulting, Inc	125,435
4,252	*	Omnicell, Inc	76,068
5,398	*	Per-Se Technologies, Inc	122,966
7,442	*	Regeneron Pharmaceuticals, Inc	116,765
22,470	*	Rentech, Inc	104,036
7,757	*	Resources Connection, Inc	207,810
1,174	*	Rigel Pharmaceuticals, Inc	12,057
4,753	*	Sangamo Biosciences, Inc	26,427
4,937	*	Senomyx, Inc	75,882
5,452	*	Symyx Technologies, Inc	115,528
1,692	*	Tejon Ranch Co	71,792
8,415	*	Telik, Inc	149,703
5,564	*	Tetra Tech, Inc	96,925
2,840	*	Trimeris, Inc	24,992
1,567		Watson Wyatt & Co Holdings	64,122
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,502,739

ENVIRONMENTAL QUALITY AND HOUSING - 0.03%
5,895	*	Home Solutions of America, Inc	32,305
		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	32,305

FABRICATED METAL PRODUCTS - 1.28%
920	*	Chart Industries, Inc	11,325
1,965		Dynamic Materials Corp	63,705
1,280		Gulf Island Fabrication, Inc	33,395

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
2,351		Insteel Industries, Inc	$46,714
6,405	*	Jacuzzi Brands, Inc	63,986
2,192	*	Ladish Co, Inc	63,305
1,452		Lifetime Brands, Inc	26,891
5,232	*	Mobile Mini, Inc	148,641
3,495	*	Mueller Water Products, Inc	51,062
3,294	*	NCI Building Systems, Inc	191,612
700	*	PGT, Inc	9,842
2,288		Silgan Holdings, Inc	85,937
5,394		Simpson Manufacturing Co, Inc	145,800
4,571	*	Smith & Wesson Holding Corp	63,445
10,018	*	Taser International, Inc	76,738
2,712		Valmont Industries, Inc	141,702
899		Watts Water Technologies, Inc (Class A)	28,552
		TOTAL FABRICATED METAL PRODUCTS	1,252,652

FOOD AND KINDRED PRODUCTS - 0.88%
1,080	*	Altus Pharmaceuticals, Inc	17,248
1,110	*	Boston Beer Co, Inc (Class A)	36,464
751		Coca-Cola Bottling Co Consolidated	46,547
11,730	*	Darling International, Inc	49,149
1,835		Diamond Foods, Inc	26,259
4,584		Flowers Foods, Inc	123,218
1,054		J&J Snack Foods Corp	32,779
3,465	*	Jones Soda Co	31,012
2,866		Lancaster Colony Corp	128,282
1,871		Lance, Inc	41,199
1,494		MGP Ingredients, Inc	31,777
1,281		National Beverage Corp	15,257
2,170	*	Peet's Coffee & Tea, Inc	54,272
328	*	Ralcorp Holdings, Inc	15,819
2,439		Reddy Ice Holdings, Inc	59,024
5,109		Tootsie Roll Industries, Inc	149,745
		TOTAL FOOD AND KINDRED PRODUCTS	858,051

FOOD STORES - 0.30%
198		Arden Group, Inc (Class A)	23,047
3,324	*	Pantry, Inc	187,374
809	*	Pathmark Stores, Inc	8,050
4,649	*	Wild Oats Markets, Inc	75,174
		TOTAL FOOD STORES	293,645

FURNITURE AND FIXTURES - 0.99%
1,137		Ethan Allen Interiors, Inc	39,408
10,584		Herman Miller, Inc	362,079
7,834	*	Interface, Inc (Class A)	100,902
1,456		Kimball International, Inc (Class B)	28,101
1,236		Sealy Corp	16,142
8,679	*	Select Comfort Corp	189,897
8,099	*	Tempur-Pedic International, Inc	139,060
4,555	*	Williams Scotsman International, Inc	97,295
		TOTAL FURNITURE AND FIXTURES	972,884

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
FURNITURE AND HOMEFURNISHINGS STORES - 0.40%
4,661	*	Guitar Center, Inc	$208,253
4,868		Knoll, Inc	98,334
4,770	*	Restoration Hardware, Inc	41,356
3,575		Tuesday Morning Corp	49,621
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	397,564

GENERAL BUILDING CONTRACTORS - 0.31%
213		Amrep Corp	10,409
765		Brookfield Homes Corp	21,542
373	*	Cavco Industries, Inc	11,753
2,277	*	Hovnanian Enterprises, Inc (Class A)	66,807
195		M/I Homes, Inc	6,893
3,584		McGrath RentCorp	91,750
410	*	Palm Harbor Homes, Inc	6,134
3,235	*	Perini Corp	67,547
994	*	Team, Inc	24,910
		TOTAL GENERAL BUILDING CONTRACTORS	307,745

GENERAL MERCHANDISE STORES - 0.12%
319	*	Cabela's, Inc	6,932
642		Casey's General Stores, Inc	14,297
1,015	*	Conn's, Inc	21,183
3,155	*	Retail Ventures, Inc	48,619
1,969		Stein Mart, Inc	29,948
		TOTAL GENERAL MERCHANDISE STORES	120,979

HEALTH SERVICES - 2.21%
1,369	*	Alliance Imaging, Inc	10,692
2,578	*	Amedisys, Inc	102,269
2,922	*	Amsurg Corp	65,044
676	*	Apria Healthcare Group, Inc	13,344
1,711	*	Bio-Reference Labs, Inc	38,412
366	*	Corvel Corp	12,839
775	*	Cross Country Healthcare, Inc	13,175
692	*	Emeritus Corp	14,913
4,414	*	Enzo Biochem, Inc	53,807
4,946	*	Five Star Quality Care, Inc	53,219
1,952	*	Genomic Health, Inc	28,226
2,319	*	Gentiva Health Services, Inc	38,124
5,555	*	Healthways, Inc	247,753
4,107	*	Hythiam, Inc	29,653
3,345		LCA-Vision, Inc	138,182
1,718	*	LHC Group, Inc	38,346
740	*	Magellan Health Services, Inc	31,524
3,137	*	Matria Healthcare, Inc	87,177
420	*	Medcath Corp	12,638
927		National Healthcare Corp	49,808
14,424	*	Nektar Therapeutics	207,850
1,030	*	Nighthawk Radiology Holdings, Inc	19,704
4,177	*	Odyssey HealthCare, Inc	59,230
409		Option Care, Inc	5,477
8,529	*	Psychiatric Solutions, Inc	290,754
1,924	*	Radiation Therapy Services, Inc	56,239
3,668	*	Stereotaxis, Inc	37,964

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
3,625	*	Sun Healthcare Group, Inc	$38,933
5,389	*	Sunrise Senior Living, Inc	160,969
1,495	*	Symbion, Inc	27,448
7,155	*	United Surgical Partners International, Inc	177,659
848	*	VistaCare, Inc (Class A)	8,819
		TOTAL HEALTH SERVICES	2,170,191

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.15%
1,520		Granite Construction, Inc	81,092
3,268	*	Matrix Service Co	42,778
1,192	*	Sterling Construction Co, Inc	23,912
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	147,782

HOLDING AND OTHER INVESTMENT OFFICES - 2.89%
4,976		Acadia Realty Trust	126,888
327	*	Alexander's, Inc	101,452
740		Alexandria Real Estate Equities, Inc	69,412
947		Cherokee, Inc	34,670
5,372		Corporate Office Properties Trust	240,451
6,166		Cousins Properties, Inc	210,939
2,883		Digital Realty Trust, Inc	90,296
3,444		EastGroup Properties, Inc	171,718
482	*	Enstar Group, Inc	46,050
3,126		Equity Lifestyle Properties, Inc	142,889
1,765		FelCor Lodging Trust, Inc	35,388
2,818		Getty Realty Corp	82,511
1,113		Gladstone Investment Corp	16,250
5,898		Glimcher Realty Trust	146,152
2,737		Harris & Harris Group, Inc	33,610
4,828		Home Properties, Inc	275,968
907		Inland Real Estate Corp	15,891
100		iShares Russell 2000 Growth Index Fund	7,239
1,422		JER Investors Trust, Inc	24,402
872		Maguire Properties, Inc	35,525
925		Mid-America Apartment Communities, Inc	56,629
9,058		Mills Corp	151,359
2,106		Omega Healthcare Investors, Inc	31,611
560		PS Business Parks, Inc	33,768
360		Resource Capital Corp	5,562
1,709		Saul Centers, Inc	76,905
298		Sovran Self Storage, Inc	16,554
2,893		Sun Communities, Inc	92,460
4,861		Tanger Factory Outlet Centers, Inc	173,149
7,187		Washington Real Estate Investment Trust	286,043
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	2,831,741

HOTELS AND OTHER LODGING PLACES - 0.43%
977		Ameristar Casinos, Inc	21,211
1,547	*	Aztar Corp	82,006
2,615	*	Isle of Capri Casinos, Inc	55,072
290	*	Lodgian, Inc	3,851
1,630	*	Monarch Casino & Resort, Inc	31,606
2,820	*	Morgans Hotel Group Co	35,250

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
1,000	*	Riviera Holdings Corp	$20,430
4,287	*	Vail Resorts, Inc	171,566
		TOTAL HOTELS AND OTHER LODGING PLACES	420,992

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.21%
1,580		Aaon, Inc	36,040
4,400		Actuant Corp	220,440
2,885		Albany International Corp (Class A)	91,801
2,983	*	Allis-Chalmers Energy, Inc	43,671
140		Ampco-Pittsburgh Corp	4,330
2,733	*	Astec Industries, Inc	69,008
3,451	*	ASV, Inc	51,454
4,890	*	Asyst Technologies, Inc	33,056
921	*	Basin Water, Inc	7,543
3,300	*	Blount International, Inc	33,066
5,082		Bucyrus International, Inc (Class A)	215,578
12,400	*	Cirrus Logic, Inc	90,396
3,047	*	Columbus McKinnon Corp	54,937
416		Curtiss-Wright Corp	12,626
5,916	*	Cymer, Inc	259,772
1,784	*	Dril-Quip, Inc	120,741
4,127	*	Emulex Corp	74,988
2,518	*	ENGlobal Corp	15,586
2,307	*	Entegris, Inc	25,169
2,026	*	Flanders Corp	17,343
5,756	*	Flow International Corp	74,655
1,678	*	Gateway, Inc	3,171
545	*	Gehl Co	14,595
2,278	*	Global Imaging Systems, Inc	50,275
2,405	*	Goodman Global, Inc	32,107
2,823	*	Hydril	158,257
8,116	*	Intermec, Inc	213,938
3,454	*	Intevac, Inc	58,027
4,538		Kaydon Corp	167,997
3,724	*	Komag, Inc	119,019
1,596	*	LB Foster Co	25,696
322		Lindsay Manufacturing Co	9,258
2,387		Lufkin Industries, Inc	126,320
6,259	*	Micros Systems, Inc	306,190
1,095	*	Middleby Corp	84,381
2,289	*	NATCO Group, Inc	65,923
5,341	*	Netgear, Inc	109,971
388		NN, Inc	4,590
4,091		Nordson Corp	163,067
4,098	*	Oil States International, Inc	112,695
831	*	Palm, Inc	12,099
4,456	*	Rackable Systems, Inc	121,961
3,371	*	RBC Bearings, Inc	81,410
1,242		Sauer-Danfoss, Inc	29,783
3,831	*	Scansource, Inc	116,194
493	*	Semitool, Inc	5,098
3,561	*	Sigma Designs, Inc	53,237
412		Tennant Co	10,028
2,274	*	TurboChef Technologies, Inc	31,609
3,470	*	Ultratech, Inc	46,220

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
9,778	*	VA Software Corp	$39,308
4,483		Watsco, Inc	206,263
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	4,130,887

INSTRUMENTS AND RELATED PRODUCTS - 8.99%
3,305	*	Abaxis, Inc	77,304
3,658	*	Abiomed, Inc	54,102
1,550	*	ADE Corp	49,631
10,796	*	Affymetrix, Inc	232,762
8,935	*	Align Technology, Inc	101,680
11,245	*	American Medical Systems Holdings, Inc	207,245
1,496	*	American Science & Engineering, Inc	72,586
1,317		Analogic Corp	67,588
382	*	Anaren, Inc	8,049
1,917	*	Angiodynamics, Inc	39,701
2,121	*	Argon ST, Inc	50,840
3,666		Arrow International, Inc	116,615
4,204	*	Arthrocare Corp	196,999
2,554	*	Aspect Medical Systems, Inc	43,597
1,535		Badger Meter, Inc	38,667
2,462	*	Biosite, Inc	113,818
5,867	*	Bruker BioSciences Corp	41,128
3,830	*	Candela Corp	41,785
8,790	*	Cepheid, Inc	63,464
4,346	*	Cerus Corp	24,120
2,083		CNS, Inc	58,803
2,893	*	Coherent, Inc	100,271
3,535	*	Cyberonics, Inc	61,969
107		Datascope Corp	3,581
5,764	*	Depomed, Inc	23,517
2,632	*	DexCom, Inc	29,294
3,180	*	Dionex Corp	161,989
3,676	*	DJ Orthopedics, Inc	152,664
273	*	DXP Enterprises, Inc	6,385
703	*	Eagle Test Systems, Inc	11,614
5,387	*	Encore Medical Corp	33,938
4,148	*	ESCO Technologies, Inc	190,974
1,465	*	Esterline Technologies Corp	49,458
2,586	*	ev3, Inc	43,988
1,294	*	Excel Technology, Inc	38,289
3,911	*	FEI Co	82,561
11,135	*	Flir Systems, Inc	302,427
7,369	*	Formfactor, Inc	310,456
2,943	*	Fossil, Inc	63,392
3,070	*	Foxhollow Technologies, Inc	104,963
4,287	*	Haemonetics Corp	200,632
537	*	Herley Industries, Inc	6,648
8,430	*	Hologic, Inc	366,874
888	*	ICU Medical, Inc	40,386
3,660	*	I-Flow Corp	43,993
3,830	*	II-VI, Inc	95,444
7,333	*	Illumina, Inc	242,282
3,053	*	Input/Output, Inc	30,316
3,019	*	Integra LifeSciences Holdings Corp	113,152

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
6,830	*	Intermagnetics General Corp	$184,752
3,353	*	Intralase Corp	66,088
4,775	*	Ionatron, Inc	22,968
2,737	*	IRIS International, Inc	31,476
4,082	*	Itron, Inc	227,776
6,263	*	Ixia	55,803
659	*	Kensey Nash Corp	19,289
9,364	*	Kopin Corp	31,369
7,116	*	Kyphon, Inc	266,281
7,404	*	L-1 Identity Solutions, Inc	96,622
10,220	*	LTX Corp	51,202
2,165	*	Measurement Specialties, Inc	40,377
447	*	Medical Action Industries, Inc	12,020
5,836		Mentor Corp	294,076
3,036		Mine Safety Appliances Co	108,203
2,471	*	Molecular Devices Corp	45,689
2,616		MTS Systems Corp	84,601
2,914	*	Natus Medical, Inc	39,776
1,952	*	Neurometrix, Inc	37,108
942	*	Nextest Systems Corp	12,397
1,376	*	Northstar Neuroscience, Inc	18,163
5,408	*	NuVasive, Inc	108,755
1,900	*	NxStage Medical, Inc	16,663
1,401		Oakley, Inc	23,887
616	*	OYO Geospace Corp	34,958
2,816	*	Palomar Medical Technologies, Inc	118,835
1,624	*	Photon Dynamics, Inc	21,550
3,670		PolyMedica Corp	157,113
6,043	*	RAE Systems, Inc	18,431
2,328	*	Rofin-Sinar Technologies, Inc	141,473
679	*	Rudolph Technologies, Inc	12,446
8,269	*	Sirf Technology Holdings, Inc	198,373
2,838		Sirona Dental Systems, Inc	93,455
4,142	*	Sonic Solutions, Inc	63,124
2,620	*	SonoSite, Inc	74,408
5,139	*	Spectranetics Corp	60,126
4,887	*	Symmetry Medical, Inc	73,745
4,701	*	Teledyne Technologies, Inc	186,160
8,479	*	ThermoGenesis Corp	32,814
7,361	*	Thoratec Corp	114,905
5,180	*	TriPath Imaging, Inc	46,775
1,532		United Industrial Corp	81,962
1,703	*	Varian, Inc	78,117
4,556	*	Veeco Instruments, Inc	91,803
4,648	*	Ventana Medical Systems, Inc	189,778
3,411	*	Viasys Healthcare, Inc	92,916
2,046	*	Vital Images, Inc	64,613
1,028		Vital Signs, Inc	58,195
700	*	Volcano Corp	8,043
4,969	*	Wright Medical Group, Inc	120,498
1,472		X-Rite, Inc	15,809
752		Young Innovations, Inc	27,042
893	*	Zoll Medical Corp	32,050
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	8,816,799

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE

INSURANCE AGENTS, BROKERS AND SERVICE - 0.23%
300		Clark, Inc	$3,381
463		Hilb Rogal & Hobbs Co	19,747
4,991		National Financial Partners Corp	204,781
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	227,909

INSURANCE CARRIERS - 0.56%
624		21st Century Insurance Group	9,329
1,485	*	AMERIGROUP Corp	43,882
6,893	*	Centene Corp	113,321
910	*	Darwin Professional Underwriters, Inc	20,211
1,511	*	First Acceptance Corp	17,361
4,394	*	HealthExtras, Inc	124,394
2,260	*	Healthspring, Inc	43,505
946	*	Molina Healthcare, Inc	33,451
1,550		National Interstate Corp	38,130
190		Safety Insurance Group, Inc	9,245
2,767		Tower Group, Inc	92,279
		TOTAL INSURANCE CARRIERS	545,108

JUSTICE, PUBLIC ORDER AND SAFETY - 0.09%
2,032	*	Geo Group, Inc	85,852
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	85,852

LEATHER AND LEATHER PRODUCTS - 0.55%
1,552	*	CROCS, Inc	52,690
507	*	Genesco, Inc	17,476
5,742	*	Iconix Brand Group, Inc	92,446
3,400		Steven Madden Ltd	133,416
4,203	*	Timberland Co (Class A)	120,920
4,359		Wolverine World Wide, Inc	123,403
		TOTAL LEATHER AND LEATHER PRODUCTS	540,351

LEGAL SERVICES - 0.15%
3,480	*	FTI Consulting, Inc	87,209
1,569		Pre-Paid Legal Services, Inc	62,242
		TOTAL LEGAL SERVICES	149,451

LUMBER AND WOOD PRODUCTS - 0.25%
1,920		American Woodmark Corp	64,685
12,226	*	Champion Enterprises, Inc	84,359
1,640		Deltic Timber Corp	78,162
275		Universal Forest Products, Inc	13,489
		TOTAL LUMBER AND WOOD PRODUCTS	240,695

METAL MINING - 0.52%
2,502		Cleveland-Cliffs, Inc	95,351
44,781	*	Coeur d'Alene Mines Corp	210,919
19,672	*	Hecla Mining Co	112,917
1,552		Royal Gold, Inc	42,106
5,263	*	Stillwater Mining Co	44,209
		TOTAL METAL MINING	505,502

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.55%
6,245		Daktronics, Inc	$129,209
1,213		Marine Products Corp	11,790
3,941		Nautilus, Inc	54,189
5,576	*	Progressive Gaming International Corp	45,723
241	*	RC2 Corp	8,081
5,544	*	Shuffle Master, Inc	149,743
4,651		Yankee Candle Co, Inc	136,135
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	534,870

MISCELLANEOUS RETAIL - 1.85%
3,970	*	1-800-FLOWERS.COM, Inc (Class A)	20,882
1,381	*	AC Moore Arts & Crafts, Inc	26,280
2,879		Big 5 Sporting Goods Corp	65,641
2,127	*	Blue Nile, Inc	77,316
2,247	*	Build-A-Bear Workshop, Inc	51,164
2,425		Cash America International, Inc	94,769
8,296	*	CKX, Inc	103,285
1,884	*	dELiA*s, Inc	14,507
12,929	*	Drugstore.com, Inc	44,605
1,952	*	Ezcorp, Inc	75,503
6,122	*	GSI Commerce, Inc	90,850
5,156	*	Hibbett Sporting Goods, Inc	134,984
4,506		Longs Drug Stores Corp	207,321
1,829	*	Overstock.com, Inc	32,062
9,345	*	Petco Animal Supplies, Inc	267,641
4,093	*	Priceline.com, Inc	150,581
3,071	*	Stamps.com, Inc	58,533
4,517	*	Valuevision International, Inc (Class A)	52,352
4,426		World Fuel Services Corp	179,032
2,367	*	Zumiez, Inc	63,909
		TOTAL MISCELLANEOUS RETAIL	1,811,217

MOTION PICTURES - 0.52%
621	*	Avid Technology, Inc	22,617
2,537	*	Gaiam, Inc	32,753
7,069	*	Macrovision Corp	167,465
14,956	*	Time Warner Telecom, Inc (Class A)	284,314
		TOTAL MOTION PICTURES	507,149

NONDEPOSITORY INSTITUTIONS - 0.73%
10,913		Advance America Cash Advance Centers, Inc	157,365
352		Advanta Corp (Class B)	12,989
1,841		Asta Funding, Inc	69,019
2,631	*	CompuCredit Corp	79,483
1,524	*	Credit Acceptance Corp	45,232
2,807		Doral Financial Corp	18,498
4,568	*	First Cash Financial Services, Inc	94,055
5,057	*	INVESTools, Inc	53,756
1,170	*	Penson Worldwide, Inc	21,002
1,549		Technology Investment Capital Corp	22,662
1,606	*	United PanAm Financial Corp	24,861
2,699	*	World Acceptance Corp	118,702
		TOTAL NONDEPOSITORY INSTITUTIONS	717,624

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE

NONMETALLIC MINERALS, EXCEPT FUELS - 0.09%
3,532		AMCOL International Corp	$87,982
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	87,982

OIL AND GAS EXTRACTION - 3.86%
1,686	*	Arena Resources, Inc	54,154
2,718	*	Atlas America, Inc	116,004
3,259	*	ATP Oil & Gas Corp	120,387
4,276	*	Atwood Oceanics, Inc	192,292
10,424	*	Aurora Oil & Gas Corp	31,897
1,958	*	Basic Energy Services, Inc	47,775
5,687		Berry Petroleum Co (Class A)	160,146
1,958	*	Bill Barrett Corp	48,088
2,482	*	Bois d'Arc Energy, Inc	37,975
1,783	*	Bronco Drilling Co, Inc	31,345
1,641	*	Callon Petroleum Co	22,252
3,272	*	Carrizo Oil & Gas, Inc	84,385
920	*	Clayton Williams Energy, Inc	27,876
4,061	*	Complete Production Services, Inc	80,164
4,695	*	Comstock Resources, Inc	127,469
631	*	Dawson Geophysical Co	18,741
4,199		Delta & Pine Land Co	170,060
7,831	*	Delta Petroleum Corp	176,354
4,594	*	Energy Partners Ltd	113,242
4,573	*	Exploration Co of Delaware, Inc	43,764
12,014	*	Gasco Energy, Inc	32,438
4,699	*	GeoGlobal Resources, Inc	27,536
1,000	*	Geomet, Inc	9,400
1,259	*	GMX Resources, Inc	39,520
1,955	*	Goodrich Petroleum Corp	58,885
31,261	*	Grey Wolf, Inc	208,823
2,013	*	Gulfport Energy Corp	23,331
3	*	Hanover Compressor Co	55
3,173	*	Hercules Offshore, Inc	98,522
11,796	*	Mariner Energy, Inc	216,693
2,459	*	Metretek Technologies, Inc	29,360
8,184	*	Newpark Resources, Inc	43,621
5,577	*	Parallel Petroleum Corp	111,875
13,346	*	PetroHawk Energy Corp	138,531
2,543	*	Petroleum Development Corp	101,440
1,662	*	Petroquest Energy, Inc	17,335
6,466	*	Pioneer Drilling Co	83,023
116	*	PrimeEnergy Corp	8,268
3,065	*	Quest Resource Corp	27,217
1,617	*	RAM Energy Resources, Inc	7,762
3,341		RPC, Inc	61,207
3,292	*	Sulphco, Inc	20,443
1,710	*	Superior Well Services, Inc	33,858
6,382	*	Syntroleum Corp	30,570
1,964	*	Toreador Resources Corp	36,177
10,854	*	Transmeridian Exploration, Inc	42,873
9,025	*	Vaalco Energy, Inc	64,800
3,875	*	Veritas DGC, Inc	255,053

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
2,495	*	Warren Resources, Inc	$30,389
918	*	Warrior Energy Service Corp	23,639
4,747	*	W-H Energy Services, Inc	196,858
		TOTAL OIL AND GAS EXTRACTION	3,783,872

PAPER AND ALLIED PRODUCTS - 0.44%
8,574	*	Cenveo, Inc	161,363
11,857	*	Graphic Packaging Corp	43,397
2,697		Longview Fibre Co	54,803
2,289		Neenah Paper, Inc	78,352
6,312	*	Playtex Products, Inc	84,581
383		Wausau Paper Corp	5,171
		TOTAL PAPER AND ALLIED PRODUCTS	427,667

PERSONAL SERVICES - 0.21%
2,420		Coinmach Service Corp	24,031
372	*	Coinstar, Inc	10,706
5,685		Jackson Hewitt Tax Service, Inc	170,607
		TOTAL PERSONAL SERVICES	205,344

PETROLEUM AND COAL PRODUCTS - 0.30%
1,200		Alon USA Energy, Inc	35,388
1,607	*	Delek US Holdings, Inc	29,730
1,239		ElkCorp	33,639
738	*	Giant Industries, Inc	59,926
3,766	*	Headwaters, Inc	87,936
1,314		WD-40 Co	46,870
		TOTAL PETROLEUM AND COAL PRODUCTS	293,489

PRIMARY METAL INDUSTRIES - 2.43%
17,721	*	AK Steel Holding Corp	215,133
5,049	*	Aleris International, Inc	255,176
2,072	*	Century Aluminum Co	69,723
1,364	*	Chaparral Steel Co	46,458
9,315	*	CommScope, Inc	306,091
3,751	*	Encore Wire Corp	132,373
7,501	*	General Cable Corp	286,613
299	*	Lone Star Technologies, Inc	14,466
3,370		Matthews International Corp (Class A)	124,050
4,983	*	Maverick Tube Corp	323,048
890		Mueller Industries, Inc	31,301
1,392	*	NS Group, Inc	89,854
4,988	*	Oregon Steel Mills, Inc	243,764
1,318		Quanex Corp	40,001
3,665	*	RTI International Metals, Inc	159,721
222	*	Superior Essex, Inc	7,604
645		Texas Industries, Inc	33,579
		TOTAL PRIMARY METAL INDUSTRIES	2,378,955

PRINTING AND PUBLISHING - 0.56%
2,770	*	ACCO Brands Corp	61,660
1,205	*	Consolidated Graphics, Inc	72,505
305		Courier Corp	11,328
500	*	Innerworkings, Inc	5,875

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
1,699		John H Harland Co	$61,929
3,961	*	Martha Stewart Living Omnimedia, Inc (Class A)	70,347
450	*	Playboy Enterprises, Inc (Class B)	4,235
4,611	*	Presstek, Inc	24,853
3,956	*	Private Media Group Ltd	15,982
7,756		Reader's Digest Association, Inc (Class A)	100,518
490		Schawk, Inc	8,928
5,651		Sun-Times Media Group, Inc	37,184
4,408	*	Valassis Communications, Inc	77,801
		TOTAL PRINTING AND PUBLISHING	553,145

RAILROAD TRANSPORTATION - 0.34%
3,549		Florida East Coast Industries	202,577
5,793	*	Genesee & Wyoming, Inc (Class A)	134,513
		TOTAL RAILROAD TRANSPORTATION	337,090

REAL ESTATE - 0.15%
906		Consolidated-Tomoka Land Co	58,138
2,128	*	Housevalues, Inc	12,428
2,055	*	Trammell Crow Co	75,028
		TOTAL REAL ESTATE	145,594

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.53%
1,121	*	AEP Industries, Inc	47,026
990	*	Deckers Outdoor Corp	46,847
1,646		PW Eagle, Inc	49,396
1,599	*	Skechers U.S.A., Inc (Class A)	37,592
1,973	*	Trex Co, Inc	47,668
4,350		Tupperware Corp	84,651
5,204		West Pharmaceutical Services, Inc	204,361
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	517,541

SECURITY AND COMMODITY BROKERS - 1.27%
3,160		Calamos Asset Management, Inc (Class A)	92,651
1,599		Cohen & Steers, Inc	51,744
1,947	*	GFI Group, Inc	107,650
2,840		Greenhill & Co, Inc	190,337
6,128		International Securities Exchange, Inc	287,342
1,984	*	MarketAxess Holdings, Inc	20,772
2,303	*	Morningstar, Inc	84,981
3,328		optionsXpress Holdings, Inc	92,785
912	*	Stifel Financial Corp	28,947
1,061	*	Thomas Weisel Partners Group, Inc	17,029
206		Value Line, Inc	9,602
10,718		Waddell & Reed Financial, Inc (Class A)	265,271
		TOTAL SECURITY AND COMMODITY BROKERS	1,249,111

SOCIAL SERVICES - 0.23%
4,207	*	Bright Horizons Family Solutions, Inc	175,558
1,911	*	Providence Service Corp	52,724
		TOTAL SOCIAL SERVICES	228,282

SPECIAL TRADE CONTRACTORS - 0.26%
601		Alico, Inc	35,165
4,209		Chemed Corp	135,782

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
2,137		Comfort Systems USA, Inc	$24,490
2,401	*	Integrated Electrical Services, Inc	37,960
683	*	Layne Christensen Co	19,513
		TOTAL SPECIAL TRADE CONTRACTORS	252,910

STONE, CLAY, AND GLASS PRODUCTS - 0.26%
3,431		Apogee Enterprises, Inc	52,186
2,179	*	Cabot Microelectronics Corp	62,799
3,115		CARBO Ceramics, Inc	112,233
4,236	*	US Concrete, Inc	27,576
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	254,794

TEXTILE MILL PRODUCTS - 0.02%
174		Oxford Industries, Inc	7,466
1,566		Xerium Technologies, Inc	17,351
		TOTAL TEXTILE MILL PRODUCTS	24,817

TOBACCO PRODUCTS - 0.07%
4,140		Vector Group Ltd	67,151
		TOTAL TOBACCO PRODUCTS	67,151

TRANSPORTATION BY AIR - 0.93%
9,126	*	ABX Air, Inc	51,288
1,436	*	Air Methods Corp	33,890
14,624	*	Airtran Holdings, Inc	145,070
3,084	*	Alaska Air Group, Inc	117,315
613	*	Atlas Air Worldwide Holdings, Inc	26,678
5,036	*	EGL, Inc	183,512
1,009	*	ExpressJet Holdings, Inc	6,669
864	*	Frontier Airlines Holdings, Inc	7,128
22,077	*	JetBlue Airways Corp	204,654
1,358	*	PHI, Inc	41,378
3,869		Skywest, Inc	94,868
		TOTAL TRANSPORTATION BY AIR	912,450

TRANSPORTATION EQUIPMENT - 2.20%
2,470		A.O. Smith Corp	97,392
5,118	*	AAR Corp	122,013
1,568	*	Accuride Corp	17,264
1,415		American Railcar Industries, Inc	41,191
12,347	*	BE Aerospace, Inc	260,398
3,027		Clarcor, Inc	92,293
2,286	*	Comtech Group, Inc	34,221
10,524	*	Fleetwood Enterprises, Inc	70,827
1,068		Freightcar America, Inc	56,604
1,752	*	Fuel Systems Solutions, Inc	22,285
8,904	*	GenCorp, Inc	114,327
1,750	*	GenTek, Inc	48,318
839		Greenbrier Cos, Inc	24,339
3,365		Heico Corp	115,420
1,263	*	K&F Industries Holdings, Inc	23,719
1,495	*	Miller Industries, Inc	27,314
8,802	*	Navistar International Corp	227,268

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
1,287		Noble International Ltd	$16,100
4,561	*	Orbital Sciences Corp	85,610
5,365		Polaris Industries, Inc	220,770
1,290	*	Tenneco, Inc	30,173
1,084	*	TransDigm Group, Inc	26,471
505	*	Triumph Group, Inc	21,387
7,817		Westinghouse Air Brake Technologies Corp	212,075
4,809		Winnebago Industries, Inc	150,906
		TOTAL TRANSPORTATION EQUIPMENT	2,158,685

TRANSPORTATION SERVICES - 0.45%
3,383		Ambassadors Group, Inc	95,671
1,593	*	Dynamex, Inc	33,055
6,442	*	HUB Group, Inc	146,749
6,047		Pacer International, Inc	167,865
		TOTAL TRANSPORTATION SERVICES	443,340

TRUCKING AND WAREHOUSING - 0.55%
3,775	*	Celadon Group, Inc	62,816
4,595		Forward Air Corp	152,049
5,091		Heartland Express, Inc	79,827
712	*	Marten Transport Ltd	12,168
4,560	*	Old Dominion Freight Line	136,937
552	*	P.A.M. Transportation Services, Inc	13,833
58	*	Patriot Transportation Holding, Inc	4,382
1,331	*	Quality Distribution, Inc	19,592
672	*	U.S. Xpress Enterprises, Inc (Class A)	15,557
990	*	Universal Truckload Services, Inc	25,710
759	*	USA Truck, Inc	14,459
		TOTAL TRUCKING AND WAREHOUSING	537,330

WATER TRANSPORTATION - 0.33%
4,947	*	American Commercial Lines, Inc	294,099
900		Horizon Lines, Inc	15,030
270	*	Hornbeck Offshore Services, Inc	9,045
245		Maritrans, Inc	8,967
		TOTAL WATER TRANSPORTATION	327,141

WHOLESALE TRADE-DURABLE GOODS - 1.52%
7,200		Applied Industrial Technologies, Inc	175,680
5,006		Barnes Group, Inc	87,905
7,055	*	Beacon Roofing Supply, Inc	142,793
804		Castle (A.M.) & Co	21,579
3,572	*	Conceptus, Inc	63,189
1,825	*	Digi International, Inc	24,638
3,030	*	Drew Industries, Inc	76,538
2,677	*	Genesis Microchip, Inc	31,508
500	*	Houston Wire & Cable Co	9,400
4,408	*	Interline Brands, Inc	108,789
2,627	*	Keystone Automotive Industries, Inc	99,879
9,223		Knight Transportation, Inc	156,330
7,212	*	LKQ Corp	158,448
1,556	*	Merge Technologies, Inc	10,705
808	*	MWI Veterinary Supply, Inc	27,092

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Growth Index Fund

SHARES		COMPANY	VALUE
10,874	*	PSS World Medical, Inc	$217,371
6,138	*	Tyler Technologies, Inc	79,364
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,491,208

WHOLESALE TRADE-NONDURABLE GOODS - 1.26%
6,966	*	Akorn, Inc	25,147
7,477	*	Allscripts Healthcare Solutions, Inc	167,859
4,159	*	Central European Distribution Corp	97,362
790	*	Green Mountain Coffee Roasters, Inc	29,072
2,148		K-Swiss, Inc (Class A)	64,569
303	*	Maui Land & Pineapple Co, Inc	8,990
7,669		Men's Wearhouse, Inc	285,363
2,478		Myers Industries, Inc	42,126
5,555		Nu Skin Enterprises, Inc (Class A)	97,324
2,417	*	Nuco2, Inc	65,017
370	*	School Specialty, Inc	13,057
825	*	Source Interlink Cos, Inc	7,838
2,048		The Andersons, Inc	69,939
6,791	*	United Natural Foods, Inc	210,453
380		Valley National Gases, Inc	9,489
2,049	*	Volcom, Inc	46,171
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,239,776

		TOTAL COMMON STOCKS
		(Cost $85,956,784)	98,052,315

WARRANTS - 0.00% **

COMMUNICATIONS - 0.00% **
3	v*	RCN Corp Wts	0
		TOTAL COMMUNICATIONS	0

		TOTAL WARRANTS	0
		(Cost - $0)

		TOTAL PORTFOLIO-99.96%
		(Cost $85,956,784)	98,052,315

		OTHER ASSETS & LIABILITIES, NET - 0.04%	43,130

		NET ASSETS - 100.00%	$98,095,445

	*	Non-income producing
	v	Securities at fair value

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP VALUE INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE
COMMON STOCKS - 98.22%
AGRICULTURAL PRODUCTION-CROPS - 0.08%
6,431		Chiquita Brands International, Inc	$86,047
		TOTAL AGRICULTURAL PRODUCTION-CROPS	86,047

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.23%
6,237		Pilgrim's Pride Corp	170,582
56		Seaboard Corp	67,480
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	238,062

AMUSEMENT AND RECREATION SERVICES - 0.72%
1,104	*	Bally Technologies, Inc	19,430
3,742	*	Bally Total Fitness Holding Corp	5,650
1,369		Churchill Downs, Inc	57,580
3,038		Dover Motorsports, Inc	16,466
3,429	*	Lakes Entertainment, Inc	33,124
4,576	*	Leapfrog Enterprises, Inc	36,288
7,256	*	Live Nation, Inc	148,168
6,380	*	Magna Entertainment Corp (Class A)	29,922
1,611	*	Marvel Entertainment, Inc	38,890
2,687	*	MTR Gaming Group, Inc	25,231
4,059	*	Multimedia Games, Inc	36,856
2,796	*	Pinnacle Entertainment, Inc	78,624
11,164	*	Six Flags, Inc	58,388
2,404		Speedway Motorsports, Inc	87,530
970	*	Town Sports International Holdings, Inc	12,726
10,581		Westwood One, Inc	74,913
		TOTAL AMUSEMENT AND RECREATION SERVICES	759,786

APPAREL AND ACCESSORY STORES - 0.90%
3,214		Brown Shoe Co, Inc	115,190
238		Buckle, Inc	9,030
270	*	Cache, Inc	4,830
9,275	*	Charming Shoppes, Inc	132,447
6,447		Finish Line, Inc (Class A)	81,361
1,790	*	J Crew Group, Inc	53,825
3,589	*	Jo-Ann Stores, Inc	60,008
8,915	*	Payless Shoesource, Inc	221,984
1,215	*	Shoe Carnival, Inc	30,642
4,099		Stage Stores, Inc	120,265
1,068	*	Syms Corp	21,744
3,467		Talbots, Inc	94,476
		TOTAL APPAREL AND ACCESSORY STORES	945,802

APPAREL AND OTHER TEXTILE PRODUCTS - 0.67%
2,029	*	Columbia Sportswear Co	113,279
4,984	*	Hartmarx Corp	33,742
3,981		Kellwood Co	114,772
520	*	Maidenform Brands, Inc	10,036
4,245		Phillips-Van Heusen Corp	177,314
14,928	*	Quiksilver, Inc	181,375
4,075	*	Warnaco Group, Inc	78,811
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	709,329

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE

AUTO REPAIR, SERVICES AND PARKING - 0.50%
156	*	Amerco, Inc	$11,567
1,725		Bandag, Inc	70,794
1,572		Central Parking Corp	25,938
3,800	*	Dollar Thrifty Automotive Group, Inc	169,366
8,201	*	PHH Corp	224,707
160	*	Standard Parking Corp	5,021
957	*	Wright Express Corp	23,025
		TOTAL AUTO REPAIR, SERVICES AND PARKING	530,418

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.36%
529	*	America's Car-Mart, Inc	8,702
1,910	*	Asbury Automotive Group, Inc	39,346
2,998	*	CSK Auto Corp	42,272
2,397		Lithia Motors, Inc (Class A)	59,254
2,371	*	MarineMax, Inc	60,342
3,391	*	Rush Enterprises, Inc (Class A)	56,562
4,697		Sonic Automotive, Inc	108,454
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	374,932

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.14%
3,035	*	Central Garden & Pet Co	146,469
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	146,469

BUSINESS SERVICES - 7.44%
3,879	*	@Road, Inc	22,653
60,314	*	3Com Corp	265,985
6,738		ABM Industries, Inc	126,405
1,388	*	Actuate Corp	6,135
7,280	*	Agile Software Corp	47,538
3,343	*	Altiris, Inc	70,504
258	*	AMN Healthcare Services, Inc	6,128
376	*	Ansys, Inc	16,612
1,035		Arbitron, Inc	38,305
11,260	*	Ariba, Inc	84,337
8,191	*	Aspen Technology, Inc	89,446
560	*	Asset Acceptance Capital Corp	9,100
6,101	*	Avocent Corp	183,762
26,226	*	BearingPoint, Inc	206,136
14,176	*	BISYS Group, Inc	153,951
1,266		Blackbaud, Inc	27,839
11,726	*	Borland Software Corp	67,190
3,173	*	Bottomline Technologies, Inc	30,968
2,565		Brady Corp (Class A)	90,185
835	*	CACI International, Inc (Class A)	45,933
3,136		Catalina Marketing Corp	86,240
4,892	*	CBIZ, Inc	35,712
7,996	*	Ciber, Inc	53,013
73,178	*	CMGI, Inc	77,569
3,293	*	Cogent Communications Group, Inc	38,166
594		Cognex Corp	15,004
4,811	*	Covansys Corp	82,461
4,186	*	CSG Systems International, Inc	110,636
7,974		Deluxe Corp	136,355
5,810	*	Dendrite International, Inc	56,822

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
1,460	*	DynCorp International, Inc	$18,381
20,554	*	Earthlink, Inc	149,428
4,504	*	Echelon Corp	37,023
5,327	*	eFunds Corp	128,807
2,890	*	Electro Rent Corp	49,159
2,272	*	EPIQ Systems, Inc	33,421
2,897	*	eSpeed, Inc (Class A)	26,652
5,300	*	Filenet Corp	184,599
227	*	First Advantage Corp	4,735
594	*	Forrester Research, Inc	15,628
1,977	*	FTD Group, Inc	30,545
2,709	*	Gerber Scientific, Inc	40,581
1,030	*	Global Cash Access, Inc	15,543
498	*	Heidrick & Struggles International, Inc	17,928
402	*	Hudson Highland Group, Inc	3,940
4,691	*	Hyperion Solutions Corp	161,746
642	*	i2 Technologies, Inc	12,025
482	*	iGate Corp	2,381
465	*	IHS, Inc	14,917
480	*	Infocrossing, Inc	6,437
2,161	*	Infospace, Inc	39,849
780	*	Innovative Solutions & Support, Inc	11,333
180		Integral Systems, Inc	5,627
5,526	*	Interactive Data Corp	110,244
652	*	Intergraph Corp	27,958
6,046	*	Internet Capital Group, Inc	57,135
5,551	*	Internet Security Systems, Inc	154,096
1,784		Interpool, Inc	40,069
3,241	*	Interwoven, Inc	35,748
3,453	*	Ipass, Inc	16,160
3,624	*	JDA Software Group, Inc	55,882
3,071	*	Keane, Inc	44,253
1,887		Kelly Services, Inc (Class A)	51,723
1,395	*	Korn/Ferry International	29,211
19,178	*	Lawson Software, Inc	139,041
5,288	*	Magma Design Automation, Inc	48,121
3,812	*	Manhattan Associates, Inc	92,022
691	*	Mantech International Corp (Class A)	22,810
750	*	Mapinfo Corp	9,623
1,296	*	Marlin Business Services, Inc	27,086
12,311	*	Mentor Graphics Corp	173,339
10,048	*	MPS Group, Inc	151,825
4,978	*	NCO Group, Inc	130,523
526	*	Neoware, Inc	7,148
2,669	*	Ness Technologies, Inc	35,631
1,976	*	Netratings, Inc	28,118
829	*	Netscout Systems, Inc	5,380
340	*	Opnet Technologies, Inc	4,457
8,582	*	Parametric Technology Corp	149,842
1,954		Pegasystems, Inc	17,058
13,317	*	Perot Systems Corp (Class A)	183,641
461	*	PRA International	12,304
10,883	*	Premiere Global Services, Inc	94,464
6,330	*	Progress Software Corp	164,580
910		QAD, Inc	7,353
3,062	*	Quest Software, Inc	43,725
2,168	*	Radisys Corp	46,070

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
3,931	*	RealNetworks, Inc	$41,708
10,691	*	Rent-A-Center, Inc	313,139
796	*	Rewards Network, Inc	3,877
11,165	*	S1 Corp	51,471
3,964	*	SafeNet, Inc	72,105
6,889	*	Secure Computing Corp	43,607
1,091	*	SI International, Inc	34,890
1,436	*	Sitel Corp	4,322
10,047	*	SonicWALL, Inc	109,713
4,136	*	Spherion Corp	29,572
1,483		Startek, Inc	18,493
1,989		Stellent, Inc	21,561
13,088	*	Sybase, Inc	317,253
1,829	*	SYNNEX Corp	42,085
10,438	*	Take-Two Interactive Software, Inc	148,846
2,349	*	TAL International Group, Inc	49,822
1,805	*	THQ, Inc	52,652
28,289	*	TIBCO Software, Inc	254,035
2,679	*	TNS, Inc	40,346
9,891		United Online, Inc	120,472
4,646	*	Universal Compression Holdings, Inc	248,329
1,183	*	Vertrue, Inc	46,516
3,416		Viad Corp	120,961
3,017	*	Vignette Corp	40,850
1,320	*	Volt Information Sciences, Inc	46,926
5,969	*	webMethods, Inc	45,663
		TOTAL BUSINESS SERVICES	7,827,629

CHEMICALS AND ALLIED PRODUCTS - 3.69%
2,518	*	ADVENTRX Pharmaceuticals, Inc	6,899
2,451	*	Albany Molecular Research, Inc	22,941
5,258		Alpharma, Inc (Class A)	122,985
2,738	*	Anadys Pharmaceuticals, Inc	7,940
2,168	*	Andrx Corp	52,964
3,404		Arch Chemicals, Inc	96,844
2,082	*	Arena Pharmaceuticals, Inc	24,942
779	*	Atherogenics, Inc	10,259
850	*	Aventine Renewable Energy Holdings, Inc	18,182
2,478	*	Bentley Pharmaceuticals, Inc	29,736
2,230	*	Bradley Pharmaceuticals, Inc	35,502
5,740		Calgon Carbon Corp	25,371
4,123		Cambrex Corp	85,387
500	*	Caraco Pharmaceutical Laboratories Ltd	5,080
8,476		CF Industries Holdings, Inc	144,685
894	*	Chattem, Inc	31,397
3,144	*	Cotherix, Inc	22,197
2,428	*	Cypress Bioscience, Inc	17,724
10,304	*	Dendreon Corp	46,059
4,013	*	Elizabeth Arden, Inc	64,850
948	*	Emisphere Technologies, Inc	8,011
6,576		Ferro Corp	116,921
1,653	*	Genitope Corp	4,827
4,749		Georgia Gulf Corp	130,218
5,202	*	Geron Corp	32,617
9,062		H.B. Fuller Co	212,413
8,063	*	Hercules, Inc	127,154
1,718	*	Indevus Pharmaceuticals, Inc	10,171

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
1,886		Innospec, Inc	$56,014
176		Inter Parfums, Inc	3,351
4,000	*	Inverness Medical Innovations, Inc	139,040
1,572		Koppers Holdings, Inc	29,821
1,662	*	Martek Biosciences Corp	35,750
3,065		Minerals Technologies, Inc	163,671
8,878	*	Nabi Biopharmaceuticals	51,315
7,524	*	NBTY, Inc	220,227
1,499	*	Neurocrine Biosciences, Inc	16,114
292	*	New River Pharmaceuticals, Inc	7,513
100	*	NitroMed, Inc	317
400		NL Industries, Inc	3,976
2,596	*	Northfield Laboratories, Inc	37,279
1,856	*	NPS Pharmaceuticals, Inc	7,071
2,072	*	Nuvelo, Inc	37,793
10,123		Olin Corp	155,489
4,519	*	OM Group, Inc	198,565
3,489	*	Omnova Solutions, Inc	14,584
1,824	*	Par Pharmaceutical Cos, Inc	33,270
11,050		Perrigo Co	187,519
931	*	Pharmion Corp	20,063
210	*	Pioneer Cos, Inc	5,147
14,134	*	PolyOne Corp	117,736
5,015	*	Prestige Brands Holdings, Inc	55,867
879	*	Renovis, Inc	12,095
23,268	*	Revlon, Inc (Class A)	26,293
5,421	*	Rockwood Holdings, Inc	108,312
464	*	Sciele Pharma, Inc	8,742
7,194		Sensient Technologies Corp	140,787
910		Stepan Co	26,599
6,419		Tronox, Inc	81,971
3,086		UAP Holding Corp	65,948
13,403		USEC, Inc	129,205
1,070	*	Verasun Energy Corp	17,174
6,165	*	Viropharma, Inc	75,028
250	*	Visicu, Inc	2,243
5,344	*	WR Grace & Co	70,861
		TOTAL CHEMICALS AND ALLIED PRODUCTS	3,877,026

COAL MINING - 0.11%
2,413	*	International Coal Group, Inc	10,183
1,631		Penn Virginia Corp	103,422
		TOTAL COAL MINING	113,605

COMMUNICATIONS - 2.44%
6,267		Alaska Communications Systems Group, Inc	83,163
2,608		Anixter International, Inc	147,274
2,558	*	Audiovox Corp (Class A)	35,607
65,569	*	Charter Communications, Inc (Class A)	99,665
37,775	*	Cincinnati Bell, Inc	182,076
5,687		Citadel Broadcasting Corp	53,458
1,565		Commonwealth Telephone Enterprises, Inc	64,525
3,365		Consolidated Communications Holdings, Inc	62,959
46,319	*	Covad Communications Group, Inc	69,015
6,956	*	Cox Radio, Inc (Class A)	106,775
999	*	Crown Media Holdings, Inc (Class A)	4,486
2,941		CT Communications, Inc	63,879

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
4,107	*	Cumulus Media, Inc (Class A)	$39,263
3,444	*	Emmis Communications Corp (Class A)	42,189
4,908		Entercom Communications Corp	123,682
4,501	*	Entravision Communications Corp (Class A)	33,487
264	*	Eschelon Telecom, Inc	4,485
4,156		Fairpoint Communications, Inc	72,314
1,196	*	Fisher Communications, Inc	49,694
10,215	*	Foundry Networks, Inc	134,327
3,522	*	General Communication, Inc (Class A)	43,638
3,377		Golden Telecom, Inc	102,154
6,608		Gray Television, Inc	42,357
8,254	*	IDT Corp (Class B)	119,023
4,843		Iowa Telecommunications Services, Inc	95,843
1,056	*	Lightbridge, Inc	12,376
4,556	*	Lin TV Corp (Class A)	35,446
6,086	*	Mastec, Inc	67,372
3,922	*	Mediacom Communications Corp	27,925
524	*	NTELOS Holdings Corp	6,691
11,524	*	Radio One, Inc (Class D)	72,025
4,518	*	RCN Corp	127,859
1,201		Salem Communications Corp (Class A)	13,583
1,694	*	SAVVIS, Inc	48,279
1,053		Shenandoah Telecom Co	45,774
4,265	*	Spanish Broadcasting System, Inc (Class A)	18,638
2,259		SureWest Communications	43,983
372	*	Syniverse Holdings, Inc	5,580
4,665	*	Talk America Holdings, Inc	44,318
4,181		USA Mobility, Inc	95,494
2,262	*	Vonage Holdings Corp	15,563
6,368	*	Wireless Facilities, Inc	13,628
		TOTAL COMMUNICATIONS	2,569,872

DEPOSITORY INSTITUTIONS - 15.81%
1,970		1st Source Corp	58,154
1,101		Abington Community Bancorp, Inc	16,537
1,633	*	ACE Cash Express, Inc	48,810
2,319		Alabama National Bancorp	158,272
3,414		Amcore Financial, Inc	103,410
1,680		AmericanWest Bancorp	35,700
2,020		Ameris Bancorp	54,964
3,030		Anchor Bancorp Wisconsin, Inc	86,537
1,439		Arrow Financial Corp	36,493
1,122		Bancfirst Corp	52,420
1,386	*	Bancorp, Inc	35,329
1,420		BancTrust Financial Group, Inc	39,604
9,373		Bank Mutual Corp	113,694
2,425		Bank of Granite Corp	42,510
7,107		BankAtlantic Bancorp, Inc (Class A)	101,062
3,693		BankFinancial Corp	64,591
4,826		BankUnited Financial Corp (Class A)	125,814
1,823		Banner Corp	74,816
1,330		Berkshire Hills Bancorp, Inc	47,335
2,501	*	BFC Financial Corp	14,606
5,432		Boston Private Financial Holdings, Inc	151,444
9,532		Brookline Bancorp, Inc	131,065
1,473		Cadence Financial Corp	29,858
957		Camden National Corp	38,471

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
2,005		Capital City Bank Group, Inc	$62,356
910		Capital Corp of the West	28,228
1,952		Capitol Bancorp Ltd	86,864
1,213		Cardinal Financial Corp	13,294
185		Cascade Bancorp	6,947
7,340		Cathay General Bancorp	264,974
8,896	*	Centennial Bank Holdings, Inc	86,113
676		Center Financial Corp	16,075
1,384		Centerstate Banks of Florida, Inc	27,818
4,696		Central Pacific Financial Corp	171,780
3,888		Chemical Financial Corp	115,396
7,203		Chittenden Corp	206,654
6,577		Citizens Banking Corp	172,712
1,248		Citizens First Bancorp, Inc	31,774
963		City Bank	45,290
2,734		City Holding Co	109,005
1,903		Clifton Savings Bancorp, Inc	21,352
939		Coastal Financial Corp	11,831
1,039		Columbia Bancorp	25,549
2,403		Columbia Banking System, Inc	76,920
5,965		Commercial Capital Bancorp, Inc	95,082
935	*	Community Bancorp	28,527
174		Community Bancorp, Inc	7,113
4,601		Community Bank System, Inc	101,958
3,686		Community Banks, Inc	98,785
2,333		Community Trust Bancorp, Inc	87,837
6,105		Corus Bankshares, Inc	136,508
3,501		CVB Financial Corp	51,710
4,020		Dime Community Bancshares	59,215
3,239		Downey Financial Corp	215,523
1,050		Farmers Capital Bank Corp	35,564
2,840		Fidelity Bankshares, Inc	110,788
10,804		First Bancorp	119,492
1,692		First Bancorp	34,483
659		First Busey Corp (Class A)	14,966
4,786		First Charter Corp	115,151
10,878		First Commonwealth Financial Corp	141,740
2,979		First Community Bancorp, Inc	166,675
1,452		First Community Bancshares, Inc	48,453
5,280		First Financial Bancorp	84,005
3,189		First Financial Bankshares, Inc	121,660
2,060		First Financial Corp	65,735
1,851		First Financial Holdings, Inc	63,341
1,763		First Indiana Corp	45,856
2,825		First Merchants Corp	66,811
7,678		First Midwest Bancorp, Inc	290,919
17,123		First Niagara Financial Group, Inc	249,653
2,620		First Place Financial Corp	59,369
402	*	First Regional Bancorp	13,696
2,939		First Republic Bank	125,084
2,548		First State Bancorporation	66,172
2,558	*	FirstFed Financial Corp	145,090
12,292		FirstMerit Corp	284,806
2,180		Flag Financial Corp	54,587
6,255		Flagstar Bancorp, Inc	91,010
2,886		Flushing Financial Corp	50,505
8,864		FNB Corp	147,674

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
1,110		FNB Corp	$39,971
3,521	*	Franklin Bank Corp	69,997
4,895		Fremont General Corp	68,481
4,641		Frontier Financial Corp	120,388
1,900		GB&T Bancshares, Inc	39,995
4,339		Glacier Bancorp, Inc	148,264
1,622		Great Southern Bancorp, Inc	45,578
7,756		Greater Bay Bancorp	218,797
1,341		Greene County Bancshares, Inc	49,027
2,337		Hancock Holding Co	125,146
6,265		Hanmi Financial Corp	122,794
2,851		Harbor Florida Bancshares, Inc	126,328
4,473		Harleysville National Corp	89,907
2,211		Heartland Financial USA, Inc	56,778
893		Heritage Commerce Corp	20,664
490		Home Bancshares, Inc	10,819
982		Home Federal Bancorp, Inc	15,270
1,525		Horizon Financial Corp	45,537
1,538		IBERIABANK Corp	93,818
2,267		Independent Bank Corp	73,723
3,605		Independent Bank Corp	87,529
2,643		Integra Bank Corp	66,815
2,840		Interchange Financial Services Corp	64,241
6,343		International Bancshares Corp	188,260
549	*	Intervest Bancshares Corp	23,914
7,728	*	Investors Bancorp, Inc	116,616
3,121		Irwin Financial Corp	61,047
850		ITLA Capital Corp	45,696
3,364		Kearny Financial Corp	51,066
4,448		KNBT Bancorp, Inc	71,524
2,811		Lakeland Bancorp, Inc	40,141
1,573		Lakeland Financial Corp	36,981
1,986		Macatawa Bank Corp	45,460
5,183		MAF Bancorp, Inc	214,006
2,708		MainSource Financial Group, Inc	45,955
4,187		MB Financial, Inc	154,375
2,230		MBT Financial Corp	33,093
906		Mercantile Bank Corp	35,832
1,038		MetroCorp Bancshares, Inc	23,552
3,490		Mid-State Bancshares	95,486
2,511		Midwest Banc Holdings, Inc	61,319
1,370		Nara Bancorp, Inc	25,057
655		NASB Financial, Inc	26,062
7,402		National Penn Bancshares, Inc	145,227
5,327		NBT Bancorp, Inc	123,906
7,248		NetBank, Inc	43,850
9,089		NewAlliance Bancshares, Inc	133,154
1,086	*	Northern Empire Bancshares	30,430
2,860		Northwest Bancorp, Inc	72,930
1,347		OceanFirst Financial Corp	28,893
10,343		Old National Bancorp	197,551
1,867		Old Second Bancorp, Inc	55,935
1,903		Omega Financial Corp	57,223
3,093		Oriental Financial Group, Inc	36,869
6,545		Pacific Capital Bancorp	176,519
1,823		Park National Corp	182,464
7,078		Partners Trust Financial Group, Inc	75,805

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
1,420		Pennfed Financial Services, Inc	$23,813
1,653		Peoples Bancorp, Inc	48,317
2,798		PFF Bancorp, Inc	103,638
785	*	Pinnacle Financial Partners, Inc	28,103
980		Placer Sierra Bancshares	21,766
60		Preferred Bank	3,598
1,856		Premierwest Bancorp	29,677
3,939		Prosperity Bancshares, Inc	134,084
5,078		Provident Bankshares Corp	188,140
10,446		Provident Financial Services, Inc	193,355
6,560		Provident New York Bancorp	89,741
527	*	QC Holdings, Inc	6,287
4,168		R & G Financial Corp (Class B)	31,052
2,340		Renasant Corp	65,684
11,495		Republic Bancorp, Inc	153,228
1,177		Republic Bancorp, Inc (Class A)	24,894
1,224	*	Rockville Financial, Inc	17,736
630	*	Roma Financial Corp	9,589
796		Royal Bancshares of Pennsylvania (Class A)	21,564
4,077		S&T Bancorp, Inc	132,503
1,399		S.Y. Bancorp, Inc	41,508
2,304		Sandy Spring Bancorp, Inc	81,469
660		Santander BanCorp	12,467
1,280		SCBT Financial Corp	47,872
767		Seacoast Banking Corp of Florida	23,163
2,449		Security Bank Corp	55,372
1,242		Shore Bancshares, Inc	35,708
2,200		Simmons First National Corp (Class A)	63,822
1,364		Southside Bancshares, Inc	36,405
2,176		Southwest Bancorp, Inc	56,184
1,637		State National Bancshares, Inc	62,190
2,890		Sterling Bancorp	56,817
7,038		Sterling Bancshares, Inc	142,520
3,994		Sterling Financial Corp	87,828
5,689		Sterling Financial Corp	184,494
1,073		Summit Bancshares, Inc	30,173
2,334	*	Sun Bancorp, Inc	43,949
694	*	Superior Bancorp	7,981
7,977		Susquehanna Bancshares, Inc	194,958
857		Taylor Capital Group, Inc	25,324
6,275		Texas Regional Bancshares, Inc (Class A)	241,274
1,463		Texas United Bancshares, Inc	48,264
2,792		TierOne Corp	94,733
931		Tompkins Trustco, Inc	42,314
1,580		Trico Bancshares	39,105
7,466		Trustmark Corp	234,656
3,300		UCBH Holdings, Inc	57,618
4,866		UMB Financial Corp	177,950
8,636		Umpqua Holdings Corp	246,990
1,370		Union Bankshares Corp	60,718
5,725		United Bankshares, Inc	213,085
4,634		United Community Banks, Inc	139,252
4,180		United Community Financial Corp	51,498
1,796		Univest Corp of Pennsylvania	51,886
1,210		USB Holding Co, Inc	26,693
1,663		Virginia Financial Group, Inc	45,666
16,593		W Holding Co, Inc	98,065

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
1,765		Washington Trust Bancorp, Inc	$46,790
1,437	*	Wauwatosa Holdings, Inc	25,363
3,418		WesBanco, Inc	99,874
291		West Bancorporation, Inc	4,979
2,331		West Coast Bancorp	71,189
2,782		Westamerica Bancorporation	140,519
309		Westfield Financial, Inc	9,817
2,152		Willow Grove Bancorp, Inc	33,700
2,385		Wintrust Financial Corp	119,608
896		WSFS Financial Corp	55,722
1,335		Yardville National Bancorp	47,606
		TOTAL DEPOSITORY INSTITUTIONS	16,635,943

EATING AND DRINKING PLACES - 1.55%
4,031	*	AFC Enterprises	58,208
1,822		Applebees International, Inc	39,191
5,519		Bob Evans Farms, Inc	167,115
4,764		CBRL Group, Inc	192,609
2,221	*	CEC Entertainment, Inc	69,984
5,841		Domino's Pizza, Inc	149,822
2,125		IHOP Corp	98,494
5,446	*	Jack in the Box, Inc	284,172
4,405	*	Krispy Kreme Doughnuts, Inc	35,681
2,481		Landry's Restaurants, Inc	74,802
2,560		Lone Star Steakhouse & Saloon, Inc	71,091
3,110	*	Luby's, Inc	30,696
313	*	McCormick & Schmick's Seafood Restaurants, Inc	7,039
1,160	*	Morton's Restaurant Group, Inc	17,876
3,497	*	O'Charleys, Inc	66,338
1,376	*	Papa John's International, Inc	49,687
773	*	Rare Hospitality International, Inc	23,623
779		Ruby Tuesday, Inc	21,960
6,496	*	Ryan's Restaurant Group, Inc	103,092
4,346	*	The Steak N Shake Co	73,404
		TOTAL EATING AND DRINKING PLACES	1,634,884

EDUCATIONAL SERVICES - 0.02%
2,887	*	Educate, Inc	23,067
		TOTAL EDUCATIONAL SERVICES	23,067

ELECTRIC, GAS, AND SANITARY SERVICES - 5.87%
3,870		Allete, Inc	168,152
2,594		American States Water Co	99,221
57,606	*	Aquila, Inc	249,434
7,532		Avista Corp	178,358
5,122		Black Hills Corp	172,150
2,660		California Water Service Group	98,234
1,680		Cascade Natural Gas Corp	43,831
397	*	Casella Waste Systems, Inc (Class A)	4,105
2,444		CH Energy Group, Inc	125,793
8,711		Cleco Corp	219,866
13,548		Duquesne Light Holdings, Inc	266,354
7,460	*	El Paso Electric Co	166,656
4,507		Empire District Electric Co	100,867
1,025		EnergySouth, Inc	34,594
6,594		Idacorp, Inc	249,319
561		ITC Holdings Corp	17,503

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
3,316		Laclede Group, Inc	$106,377
3,989		Metal Management, Inc	111,054
3,189		MGE Energy, Inc	103,260
4,317		New Jersey Resources Corp	212,828
6,831		Nicor, Inc	292,094
4,244		Northwest Natural Gas Co	166,704
5,436		NorthWestern Corp	190,151
208		Ormat Technologies, Inc	6,806
4,534		Otter Tail Corp	132,574
5,919		Peoples Energy Corp	240,607
1,650	*	Pico Holdings, Inc	53,708
11,760		Piedmont Natural Gas Co, Inc	297,646
10,598		PNM Resources, Inc	292,187
4,184		Portland General Electric Co	102,131
2,438		Resource America, Inc (Class A)	50,710
2,319		SJW Corp	69,361
4,487		South Jersey Industries, Inc	134,206
6,168		Southwest Gas Corp	205,518
3,410		Southwest Water Co	41,704
9,266		Synagro Technologies, Inc	39,103
3,790		UIL Holdings Corp	142,125
5,404		Unisource Energy Corp	180,115
5,084	*	Waste Connections, Inc	192,734
1,112		Waste Industries USA, Inc	30,057
4,148	*	Waste Services, Inc	37,913
13,419		Westar Energy, Inc	315,481
7,508		WGL Holdings, Inc	235,301
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	6,176,892

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.17%
3,984	*	Actel Corp	61,951
17,650	*	Adaptec, Inc	77,837
3,884		Adtran, Inc	92,595
781	*	Advanced Energy Industries, Inc	13,308
9,768	*	Aeroflex, Inc	100,415
3,036	*	AMIS Holdings, Inc	28,812
24,602	*	Andrew Corp	227,076
45,545	*	Applied Micro Circuits Corp	131,625
7,733	*	Arris Group, Inc	88,620
1,773	*	ATMI, Inc	51,541
2,435		Baldor Electric Co	75,071
1,476		Bel Fuse, Inc (Class B)	47,365
7,809	*	Benchmark Electronics, Inc	209,906
9,126	*	Bookham, Inc	29,386
11,750	*	Broadwing Corp	148,285
14,358	*	Brocade Communications Systems, Inc	101,367
3,562	*	CalAmp Corp	21,693
2,631	*	Carrier Access Corp	18,680
2,161	*	C-COR, Inc	18,541
6,034	*	Checkpoint Systems, Inc	99,621
10,248	*	Conexant Systems, Inc	20,496
2,368		CTS Corp	32,631
2,321		Cubic Corp	45,445
4,830	*	Ditech Networks, Inc	37,239
3,916	*	DSP Group, Inc	89,481
551	*	DTS, Inc	11,670
4,470	*	Electro Scientific Industries, Inc	92,082

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
811	*	EMS Technologies, Inc	$15,231
7,205	*	EnerSys	115,568
2,480	*	Exar Corp	32,959
7,376	*	FuelCell Energy, Inc	56,131
8,082	*	GrafTech International Ltd	47,199
2,584	*	Greatbatch, Inc	58,450
916	*	Harmonic, Inc	6,733
3,875	*	Hutchinson Technology, Inc	81,491
5,367		Imation Corp	215,485
2,617		Inter-Tel, Inc	56,527
370	*	IXYS Corp	3,104
13,376	*	Kemet Corp	107,944
17,716	*	Lattice Semiconductor Corp	120,823
1,720	*	Littelfuse, Inc	59,684
1,805	*	Loral Space & Communications, Inc	47,508
2,910		LSI Industries, Inc	47,288
690	*	Mattson Technology, Inc	5,727
23,402	*	McData Corp (Class A)	117,712
2,380	*	Mercury Computer Systems, Inc	28,203
5,778		Methode Electronics, Inc	54,949
457	*	Metrologic Instruments, Inc	8,299
3,316	*	MIPS Technologies, Inc	22,383
5,662	*	Moog, Inc	196,245
18,456	*	MRV Communications, Inc	50,939
760		National Presto Industries, Inc	42,005
1,327	*	ON Semiconductor Corp	7,803
2,380	*	Oplink Communications Inc	47,552
4,460	*	Optical Communication Products, Inc	8,786
1,347	*	OSI Systems, Inc	26,401
2,755		Park Electrochemical Corp	87,278
1,967	*	Pericom Semiconductor Corp	19,178
6,402	*	Photronics, Inc	90,460
3,289		Plantronics, Inc	57,656
7,146	*	Polycom, Inc	175,291
2,272	*	Portalplayer, Inc	25,628
1,208	*	Powell Industries, Inc	26,733
8,026	*	Power-One, Inc	58,108
17,285	*	Powerwave Technologies, Inc	131,366
7,744	*	Quantum Fuel Systems Technologies Worldwide, Inc	15,333
2,217		Regal-Beloit Corp	96,440
4,964	*	RF Micro Devices, Inc	37,627
9,295	*	Silicon Storage Technology, Inc	38,295
19,605	*	Skyworks Solutions, Inc	101,750
5,884	*	Spectrum Brands, Inc	49,661
1,939	*	Staktek Holdings, Inc	11,595
2,570	*	Standard Microsystems Corp	73,039
28,414	*	Sycamore Networks, Inc	107,405
5,698	*	Symmetricom, Inc	45,983
6,238		Technitrol, Inc	186,204
1,408	*	Tekelec	18,248
21,412	*	Triquint Semiconductor, Inc	111,342
834	*	TTM Technologies, Inc	9,758
2,069	*	Ulticom, Inc	21,538
1,084	*	Universal Display Corp	11,957
215	*	Universal Electronics, Inc	4,085
9,699	*	Utstarcom, Inc	86,030
1,220	*	Varian Semiconductor Equipment Associates, Inc	44,774

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
480	*	Virage Logic Corp	$4,373
11,111	*	Zhone Technologies, Inc	11,889
843	*	Zoran Corp	13,555
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	5,434,447

ENGINEERING AND MANAGEMENT SERVICES - 1.23%
11,864	*	Applera Corp (Celera Genomics Group)	165,147
4,512	*	Ariad Pharmaceuticals, Inc	19,672
1,515		CDI Corp	31,376
1,755	*	Cornell Cos, Inc	30,326
114	*	CRA International, Inc	5,433
2,008	*	deCODE genetics, Inc	11,044
2,474	*	Exponent, Inc	41,242
5,865	*	Harris Interactive, Inc	35,777
6,110	*	Incyte Corp	25,845
4,040	*	Infrasource Services, Inc	70,902
600		Landauer, Inc	30,450
660	*	LECG Corp	12,382
3,363		MAXIMUS, Inc	87,774
4,480	*	Maxygen, Inc	37,229
414	*	MTC Technologies, Inc	9,953
386	*	Navigant Consulting, Inc	7,743
2,714	*	PharmaNet Development Group, Inc	52,733
2,933	*	Rigel Pharmaceuticals, Inc	30,122
8,314	*	Savient Pharmaceuticals, Inc	54,124
3,463	*	Tetra Tech, Inc	60,325
4,455		Washington Group International, Inc	262,221
5,064		Watson Wyatt & Co Holdings	207,219
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,289,039

FABRICATED METAL PRODUCTS - 0.89%
1,380		Ameron International Corp	91,687
5,407		Aptargroup, Inc	275,108
870	*	Chart Industries, Inc	10,710
2,460		CIRCOR International, Inc	75,153
3,244	*	Commercial Vehicle Group, Inc	62,479
458		Compx International, Inc	7,140
4,580	*	Griffon Corp	109,325
685		Gulf Island Fabrication, Inc	17,872
5,851	*	Jacuzzi Brands, Inc	58,451
71	*	Ladish Co, Inc	2,050
407		Lifetime Brands, Inc	7,538
421	*	Mobile Mini, Inc	11,961
327	*	Mueller Water Products, Inc	4,777
700	*	PGT, Inc	9,842
902	*	Shiloh Industries, Inc	12,159
1,478		Silgan Holdings, Inc	55,514
582		Simpson Manufacturing Co, Inc	15,731
238		Valmont Industries, Inc	12,436
2,906		Watts Water Technologies, Inc (Class A)	92,295
		TOTAL FABRICATED METAL PRODUCTS	932,228

FOOD AND KINDRED PRODUCTS - 1.11%
150	*	Altus Pharmaceuticals, Inc	2,396
460	*	Boston Beer Co, Inc (Class A)	15,111
680		Diamond Foods, Inc	9,731
1,077		Farmer Bros Co	22,122

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
3,578		Flowers Foods, Inc	$96,177
7,871	*	Gold Kist, Inc	164,032
1,791		Imperial Sugar Co	55,736
1,026		J&J Snack Foods Corp	31,909
1,039		Lancaster Colony Corp	46,506
2,774		Lance, Inc	61,083
1,568	*	M&F Worldwide Corp	23,050
5,329	*	Performance Food Group Co	149,692
2,052		Premium Standard Farms, Inc	39,091
3,722	*	Ralcorp Holdings, Inc	179,512
406		Reddy Ice Holdings, Inc	9,825
2,584		Sanderson Farms, Inc	83,618
696		Tootsie Roll Industries, Inc	20,400
5,197		Topps Co, Inc	46,565
4,710	*	TreeHouse Foods, Inc	111,392
		TOTAL FOOD AND KINDRED PRODUCTS	1,167,948

FOOD STORES - 0.42%
2,921		Great Atlantic & Pacific Tea Co, Inc	70,338
1,770		Ingles Markets, Inc (Class A)	46,693
304	*	Pantry, Inc	17,136
7,341	*	Pathmark Stores, Inc	73,043
6,132		Ruddick Corp	159,616
280		Village Super Market	18,732
1,461		Weis Markets, Inc	58,148
		TOTAL FOOD STORES	443,706

FURNITURE AND FIXTURES - 0.50%
4,053		Ethan Allen Interiors, Inc	140,477
6,950		Furniture Brands International, Inc	132,328
1,725		Hooker Furniture Corp	25,289
2,232		Kimball International, Inc (Class B)	43,078
8,057		La-Z-Boy, Inc	112,476
1,860		Sealy Corp	24,292
1,911		Stanley Furniture Co, Inc	40,723
375	*	Williams Scotsman International, Inc	8,010
		TOTAL FURNITURE AND FIXTURES	526,673

FURNITURE AND HOMEFURNISHINGS STORES - 0.20%
3,261	*	Cost Plus, Inc	39,034
3,495		Haverty Furniture Cos, Inc	55,745
13,606		Pier 1 Imports, Inc	100,957
1,248		Tuesday Morning Corp	17,322
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	213,058

GENERAL BUILDING CONTRACTORS - 0.62%
90		Amrep Corp	4,398
896	*	Avatar Holdings, Inc	52,918
1,166		Brookfield Homes Corp	32,835
621	*	Cavco Industries, Inc	19,568
5,594	*	Hovnanian Enterprises, Inc (Class A)	164,128
2,770		Levitt Corp (Class A)	32,575
1,627		M/I Homes, Inc	57,514
3,492	*	Meritage Homes Corp	145,302
1,134	*	Palm Harbor Homes, Inc	16,965
392	*	Perini Corp	8,185

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
2,918		Technical Olympic USA, Inc	$28,684
5,140	*	WCI Communities, Inc	89,642
		TOTAL GENERAL BUILDING CONTRACTORS	652,714

GENERAL MERCHANDISE STORES - 0.79%
7,134	*	99 Cents Only Stores	84,395
17,399	*	Big Lots, Inc	344,674
1,052		Bon-Ton Stores, Inc	31,286
4,710	*	Cabela's, Inc	102,348
7,105		Casey's General Stores, Inc	158,228
200	*	Conn's, Inc	4,174
6,013		Fred's, Inc	75,884
1,868		Stein Mart, Inc	28,412
		TOTAL GENERAL MERCHANDISE STORES	829,401

HEALTH SERVICES - 0.99%
1,093	*	Alliance Imaging, Inc	8,536
1,730	*	Amsurg Corp	38,510
5,863	*	Apria Healthcare Group, Inc	115,736
525	*	Corvel Corp	18,417
4,279	*	Cross Country Healthcare, Inc	72,743
469	*	Emeritus Corp	10,107
3,035	*	Genesis HealthCare Corp	144,557
1,939	*	Gentiva Health Services, Inc	31,877
2,312	*	Horizon Health Corp	35,304
4,338	*	Kindred Healthcare, Inc	128,969
4,914	*	Magellan Health Services, Inc	209,336
210	*	Matria Healthcare, Inc	5,836
867	*	Medcath Corp	26,088
252		National Healthcare Corp	13,540
1,282	*	Odyssey HealthCare, Inc	18,179
3,582		Option Care, Inc	47,963
2,550	*	RehabCare Group, Inc	33,405
1,698	*	Sunrise Senior Living, Inc	50,719
1,359	*	Symbion, Inc	24,951
1,098	*	VistaCare, Inc (Class A)	11,419
		TOTAL HEALTH SERVICES	1,046,192

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.20%
3,836		Granite Construction, Inc	204,651
106	*	Sterling Construction Co, Inc	2,126
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	206,777

HOLDING AND OTHER INVESTMENT OFFICES - 13.36%
7,295		Aames Investment Corp	25,678
4,977	*	Affordable Residential Communities	48,227
1,160		Agree Realty Corp	38,106
3,340		Alexandria Real Estate Equities, Inc	313,292
3,470		American Campus Communities, Inc	88,520
19,957		American Financial Realty Trust	222,720
6,791		American Home Mortgage Investment Corp	236,802
8,863		Anthracite Capital, Inc	113,978
6,651		Anworth Mortgage Asset Corp	55,536
12,510		Apollo Investment Corp	256,580
1,839		Arbor Realty Trust, Inc	47,005
9,049		Ashford Hospitality Trust, Inc	107,955
10,044		BioMed Realty Trust, Inc	304,735
4,833		Capital Lease Funding, Inc	53,598

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
421		Capital Southwest Corp	$50,162
1,646		Capital Trust, Inc	67,042
5,292		Cedar Shopping Centers, Inc	85,572
1,660		CentraCore Properties Trust	52,705
386		Cherokee, Inc	14,131
2,017		Compass Diversified Trust	30,860
12,144		Crescent Real Estate Equities Co	264,861
920		Crystal River Capital, Inc	21,050
7,964		Deerfield Triarc Capital Corp	104,408
9,878		DiamondRock Hospitality Co	164,074
323		EastGroup Properties, Inc	16,105
4,068		Education Realty Trust, Inc	60,044
72	*	Enstar Group, Inc	6,879
4,072		Entertainment Properties Trust	200,831
8,404		Equity Inns, Inc	133,792
5,880		Equity One, Inc	140,944
8,766		Extra Space Storage, Inc	151,739
7,645		FelCor Lodging Trust, Inc	153,282
7,596		Fieldstone Investment Corp	66,313
6,892		First Industrial Realty Trust, Inc	303,248
3,606		First Potomac Realty Trust	108,973
8,994		Franklin Street Properties Corp	178,621
22,636		Friedman Billings Ramsey Group, Inc	181,767
1,674		Gladstone Capital Corp	36,845
1,033		Gladstone Investment Corp	15,082
4,986		Glenborough Realty Trust, Inc	128,290
5,982		GMH Communities Trust	75,493
2,952		Gramercy Capital Corp	74,420
544		Harris & Harris Group, Inc	6,680
7,365		Healthcare Realty Trust, Inc	282,890
4,356		Heritage Property Investment Trust	158,820
4,164		Hersha Hospitality Trust	39,974
9,245		Highland Hospitality Corp	132,481
8,324		Highwoods Properties, Inc	309,736
724		Home Properties, Inc	41,384
8,764		HomeBanc Corp	53,899
11,731		IMPAC Mortgage Holdings, Inc	109,919
9,827		Inland Real Estate Corp	172,169
6,725		Innkeepers U.S.A. Trust	109,550
7,019		Investors Real Estate Trust	68,505
19,300		iShares Russell 2000 Value Index Fund	1,423,375
2,575		JER Investors Trust, Inc	44,187
4,408		Kite Realty Group Trust	75,112
12,377		KKR Financial Corp	303,732
6,157		LaSalle Hotel Properties	266,844
8,146		Lexington Corporate Properties Trust	172,532
3,670		LTC Properties, Inc	88,998
6,039		Luminent Mortgage Capital, Inc	62,141
4,960		Maguire Properties, Inc	202,070
6,035		Medical Properties Trust, Inc	80,809
12,410		MFA Mortgage Investments, Inc	92,455
2,715		Mid-America Apartment Communities, Inc	166,212
4,482		MortgageIT Holdings, Inc	63,107
2,690		MVC Capital, Inc	34,862
3,676		National Health Investors, Inc	104,141
8,921		National Retail Properties, Inc	192,694
12,334		Nationwide Health Properties, Inc	329,811

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
6,774		Newcastle Investment Corp	$185,675
3,048		Newkirk Realty Trust, Inc	50,231
6,328		NorthStar Realty Finance Corp	80,366
5,056		Novastar Financial, Inc	147,585
7,203		Omega Healthcare Investors, Inc	108,117
2,210		Parkway Properties, Inc	102,743
5,639		Pennsylvania Real Estate Investment Trust	240,052
6,603	d	Post Properties, Inc	313,775
5,946		Potlatch Corp	220,597
1,992		PS Business Parks, Inc	120,118
4,295		RAIT Investment Trust	123,911
2,650		Ramco-Gershenson Properties	84,668
13,732		Realty Income Corp	339,318
3,028		Redwood Trust, Inc	152,520
3,893		Republic Property Trust	42,901
280		Resource Capital Corp	4,326
7,721		Saxon Capital, Inc	108,403
9,850		Senior Housing Properties Trust	210,199
2,667		Sizeler Property Investors, Inc	40,085
2,398		Sovran Self Storage, Inc	133,209
14,924		Spirit Finance Corp	173,268
2,870	*	Star Maritime Acquisition Corp	27,581
11,268		Strategic Hotel Capital, Inc	224,008
8,925		Sunstone Hotel Investors, Inc	265,251
2,154		Tarragon Corp	22,423
10,404		Trustreet Properties, Inc	130,154
1,805		Universal Health Realty Income Trust	64,709
3,240		Urstadt Biddle Properties, Inc (Class A)	58,871
7,246		U-Store-It Trust	155,499
3,118		Windrose Medical Properties Trust	55,126
4,080		Winston Hotels, Inc	50,266
4,235		Winthrop Realty Trust	27,316
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	14,052,625

HOTELS AND OTHER LODGING PLACES - 0.85%
2,963		Ameristar Casinos, Inc	64,327
4,130	*	Aztar Corp	218,931
3,103	*	Bluegreen Corp	35,591
6,259	*	Gaylord Entertainment Co	274,457
3,921	*	Great Wolf Resorts, Inc	46,895
2,968	*	Lodgian, Inc	39,415
3,256		Marcus Corp	74,790
2,190	*	Outdoor Channel Holdings, Inc	23,849
807	*	Riviera Holdings Corp	16,487
4,770	*	Trump Entertainment Resorts, Inc	80,899
581	*	Vail Resorts, Inc	23,252
		TOTAL HOTELS AND OTHER LODGING PLACES	898,893

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.36%
1,395		Albany International Corp (Class A)	44,389
1,003		Ampco-Pittsburgh Corp	31,023
3,064	*	Asyst Technologies, Inc	20,713
15,327	*	Axcelis Technologies, Inc	108,209
2,729		Black Box Corp	106,213
2,674	*	Blount International, Inc	26,793
7,873		Briggs & Stratton Corp	216,901
11,512	*	Brooks Automation, Inc	150,232

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
1,929		Cascade Corp	$88,059
1,486	*	Cirrus Logic, Inc	10,833
6,360		Curtiss-Wright Corp	193,026
313	*	Cymer, Inc	13,744
8,921	*	Electronics for Imaging, Inc	204,112
9,001	*	Emulex Corp	163,548
3,182	*	EnPro Industries, Inc	95,651
19,081	*	Entegris, Inc	208,174
18,243	*	Extreme Networks, Inc	66,222
39,132	*	Gateway, Inc	73,959
1,144	*	Gehl Co	30,636
5,618	*	Global Imaging Systems, Inc	123,989
1,303	*	Goodman Global, Inc	17,395
1,360		Gorman-Rupp Co	44,472
2,002	*	Kadant, Inc	49,169
1,171	*	Komag, Inc	37,425
8,749	*	Kulicke & Soffa Industries, Inc	77,341
1,470		Lindsay Manufacturing Co	42,263
5,207		Modine Manufacturing Co	126,686
851		Nacco Industries, Inc (Class A)	115,659
2,371		NN, Inc	28,049
613		Nordson Corp	24,434
3,647	*	Oil States International, Inc	100,293
13,370	*	Palm, Inc	194,667
6,327	*	Paxar Corp	126,413
3,799	*	ProQuest Co	49,463
32,750	*	Quantum Corp	71,395
2,040		Robbins & Myers, Inc	63,077
17,959	*	Safeguard Scientifics, Inc	35,200
464		Sauer-Danfoss, Inc	11,127
199	*	Scansource, Inc	6,036
2,974	*	Semitool, Inc	30,751
1,900		Standex International Corp	52,972
230	*	T-3 Energy Services, Inc	4,616
2,560	*	Tecumseh Products Co (Class A)	38,938
2,128		Tennant Co	51,796
436	*	Ultratech, Inc	5,808
4,626		Woodward Governor Co	155,156
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	3,537,027

INSTRUMENTS AND RELATED PRODUCTS - 2.40%
140	*	ADE Corp	4,483
947		Analogic Corp	48,600
2,255	*	Anaren, Inc	47,513
632		Badger Meter, Inc	15,920
2,865	*	Bio-Rad Laboratories, Inc (Class A)	202,641
288	*	Biosite, Inc	13,314
1,985	*	Coherent, Inc	68,800
3,481		Cohu, Inc	62,066
4,327	*	Conmed Corp	91,343
16,630	*	Credence Systems Corp	47,396
1,890		Datascope Corp	63,258
375	*	Eagle Test Systems, Inc	6,195
2,562		EDO Corp	58,619
4,211	*	Encore Medical Corp	26,529
2,446	*	Esterline Technologies Corp	82,577
558	*	Excel Technology, Inc	16,511

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
3,819	*	Fossil, Inc	$82,261
5,388	*	HealthTronics, Inc	33,244
1,939	*	Herley Industries, Inc	24,005
1,368	*	ICU Medical, Inc	62,217
7,860	*	Input/Output, Inc	78,050
4,778		Invacare Corp	112,379
490	*	Ixia	4,366
1,180	*	Kensey Nash Corp	34,539
1,497	*	Kopin Corp	5,015
3,122	*	L-1 Identity Solutions, Inc	40,742
974	*	Medical Action Industries, Inc	26,191
4,234	*	Merit Medical Systems, Inc	57,498
1,809		Mine Safety Appliances Co	64,473
5,606	*	MKS Instruments, Inc	113,858
363	*	Molecular Devices Corp	6,712
2,727		Movado Group, Inc	69,320
384		MTS Systems Corp	12,419
6,265	*	Newport Corp	102,120
410	*	Northstar Neuroscience, Inc	5,412
2,419		Oakley, Inc	41,244
1,269	*	Photon Dynamics, Inc	16,840
169	*	Rofin-Sinar Technologies, Inc	10,270
3,087	*	Rudolph Technologies, Inc	56,585
10,422		STERIS Corp	250,753
671	*	Symmetry Medical, Inc	10,125
820	*	Teledyne Technologies, Inc	32,472
827	*	Thoratec Corp	12,909
3,166	*	Varian, Inc	145,224
386	*	Veeco Instruments, Inc	7,778
1,808	*	Viasys Healthcare, Inc	49,250
133		Vital Signs, Inc	7,529
457	*	Wright Medical Group, Inc	11,082
2,606		X-Rite, Inc	27,988
615	*	Zoll Medical Corp	22,072
2,683	*	Zygo Corp	34,208
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,526,915

INSURANCE AGENTS, BROKERS AND SERVICE - 0.43%
2,390		Clark, Inc	26,935
3,497		Crawford & Co (Class B)	23,745
5,161		Hilb Rogal & Hobbs Co	220,117
1,362	*	James River Group, Inc	39,975
1,013		National Financial Partners Corp	41,563
7,115	*	USI Holdings Corp	96,408
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	448,743

INSURANCE CARRIERS - 4.45%
4,357		21st Century Insurance Group	65,137
1,230		Affirmative Insurance Holdings, Inc	18,020
5,120		Alfa Corp	88,422
8,571		American Equity Investment Life Holding Co	105,166
1,040	*	American Physicians Capital, Inc	50,315
6,482	*	AMERIGROUP Corp	191,543
4,815	*	Argonaut Group, Inc	149,409
1,180		Baldwin & Lyons, Inc (Class B)	28,580
2,239		Bristol West Holdings, Inc	32,577
2,460	*	CNA Surety Corp	49,692

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
8,371		Commerce Group, Inc	$251,549
6,381		Delphi Financial Group, Inc (Class A)	254,474
2,284		Direct General Corp	30,743
1,880		Donegal Group, Inc	38,014
940		EMC Insurance Group, Inc	27,110
2,090		FBL Financial Group, Inc (Class A)	69,952
1,246	*	First Acceptance Corp	14,317
1,549	*	Fpic Insurance Group, Inc	61,356
1,394		Great American Financial Resources, Inc	29,176
2,176		Harleysville Group, Inc	76,138
680	*	Healthspring, Inc	13,090
6,669		Horace Mann Educators Corp	128,245
850		Independence Holding Co	18,496
3,198		Infinity Property & Casualty Corp	131,534
610		Kansas City Life Insurance Co	27,779
2,737		LandAmerica Financial Group, Inc	180,067
3,652	*	Meadowbrook Insurance Group, Inc	41,122
1,754		Midland Co	75,983
966	*	Molina Healthcare, Inc	34,158
940		National Interstate Corp	23,124
345		National Western Life Insurance Co (Class A)	79,312
2,022	*	Navigators Group, Inc	97,076
877		NYMAGIC, Inc	27,801
1,985		Odyssey Re Holdings Corp	67,053
9,797		Ohio Casualty Corp	253,448
17,352		Phoenix Cos, Inc	242,928
4,977	*	PMA Capital Corp (Class A)	43,897
3,311		Presidential Life Corp	74,067
5,109	*	ProAssurance Corp	251,772
3,432		RLI Corp	174,311
1,989		Safety Insurance Group, Inc	96,785
1,480	*	SCPIE Holdings, Inc	34,839
2,357	*	SeaBright Insurance Holdings, Inc	32,927
4,493		Selective Insurance Group, Inc	236,377
2,168		State Auto Financial Corp	66,232
2,603		Stewart Information Services Corp	90,506
1,784	*	Triad Guaranty, Inc	91,287
3,180		United Fire & Casualty Co	99,534
5,738	*	Universal American Financial Corp	92,210
5,688		Zenith National Insurance Corp	226,894
		TOTAL INSURANCE CARRIERS	4,684,544

LEATHER AND LEATHER PRODUCTS - 0.35%
3,105	*	Genesco, Inc	107,029
3,701	*	Timberland Co (Class A)	106,478
1,140		Weyco Group, Inc	25,502
4,394		Wolverine World Wide, Inc	124,394
		TOTAL LEATHER AND LEATHER PRODUCTS	363,403

LEGAL SERVICES - 0.06%
2,698	*	FTI Consulting, Inc	67,612
		TOTAL LEGAL SERVICES	67,612

LUMBER AND WOOD PRODUCTS - 0.14%
1,020		Skyline Corp	38,974
2,309		Universal Forest Products, Inc	113,256
		TOTAL LUMBER AND WOOD PRODUCTS	152,230

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE

METAL MINING - 0.21%
4,302		Cleveland-Cliffs, Inc	$163,949
1,637		Royal Gold, Inc	44,412
1,171	*	Stillwater Mining Co	9,836
		TOTAL METAL MINING	218,197

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.62%
3,974		Blyth, Inc	96,687
11,665		Callaway Golf Co	152,928
4,176	*	Jakks Pacific, Inc	74,458
7,255	*	K2, Inc	85,101
709		Marine Products Corp	6,891
1,306		Nautilus, Inc	17,958
3,017	*	RC2 Corp	101,160
1,860	*	Russ Berrie & Co, Inc	28,346
1,121	*	Steinway Musical Instruments, Inc	31,388
1,814		Yankee Candle Co, Inc	53,096
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	648,013

MISCELLANEOUS RETAIL - 0.63%
770	*	1-800-FLOWERS.COM, Inc (Class A)	4,050
1,149	*	AC Moore Arts & Crafts, Inc	21,865
617		Big 5 Sporting Goods Corp	14,068
2,118		Books-A-Million, Inc	37,806
9,972		Borders Group, Inc	203,429
2,190		Cash America International, Inc	85,585
1,517	*	dELiA*s, Inc	11,681
589		Longs Drug Stores Corp	27,100
1,475	*	Pricesmart, Inc	22,273
1,890	*	Systemax, Inc	30,278
444	*	Valuevision International, Inc (Class A)	5,146
7,373	*	Zale Corp	204,527
		TOTAL MISCELLANEOUS RETAIL	667,808

MOTION PICTURES - 0.44%
5,879	*	Avid Technology, Inc	214,113
29,392	*	Blockbuster, Inc (Class A)	112,865
1,826		Carmike Cinemas, Inc	31,371
1,181	*	Macrovision Corp	27,978
3,895	*	Time Warner Telecom, Inc (Class A)	74,044
		TOTAL MOTION PICTURES	460,371

NONDEPOSITORY INSTITUTIONS - 1.01%
2,770	*	Accredited Home Lenders Holding Co	99,554
2,616		Advanta Corp (Class B)	96,530
7,548		Ares Capital Corp	131,486
8,042		CharterMac	160,518
687	*	CompuCredit Corp	20,754
10,340		Doral Financial Corp	68,141
1,700	b,m*	DVI, Inc	2
1,724		Federal Agricultural Mortgage Corp (Class C)	45,634
4,167		Financial Federal Corp	111,676
2,133	*	INVESTools, Inc	22,674
8,225		MCG Capital Corp	134,314
2,222		Medallion Financial Corp	24,509
2,626		NGP Capital Resources Co	38,313

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
5,337	*	Ocwen Financial Corp	$79,521
1,487		Technology Investment Capital Corp	21,755
270	*	World Acceptance Corp	11,875
		TOTAL NONDEPOSITORY INSTITUTIONS	1,067,256

NONMETALLIC MINERALS, EXCEPT FUELS - 0.13%
4,929		Compass Minerals International, Inc	139,540
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	139,540

OIL AND GAS EXTRACTION - 2.55%
2,431	*	Bill Barrett Corp	59,705
338	*	Bois d'Arc Energy, Inc	5,171
6,721	*	Brigham Exploration Co	45,501
400	*	Bronco Drilling Co, Inc	7,032
1,570	*	Callon Petroleum Co	21,289
2,056	*	Comstock Resources, Inc	55,820
591	*	Dawson Geophysical Co	17,553
1,486		Delta & Pine Land Co	60,183
740	*	Delta Petroleum Corp	16,665
2,570	*	Edge Petroleum Corp	42,328
8,136	*	Encore Acquisition Co	198,030
1,636	*	Energy Partners Ltd	40,327
8,018	*	EXCO Resources, Inc	99,503
15,748	*	Hanover Compressor Co	286,929
5,880	*	Harvest Natural Resources, Inc	60,858
4,483	*	Houston Exploration Co	247,237
3,795	*	McMoRan Exploration Co	67,323
13,108	*	Meridian Resource Corp	40,110
5,830	*	Newpark Resources, Inc	31,074
16,430	*	Parker Drilling Co	116,324
800	v*	PetroCorp	0
9,075	*	PetroHawk Energy Corp	94,199
4,578	*	Petroquest Energy, Inc	47,749
1,340	*	RAM Energy Resources, Inc	6,432
7,833	*	Rosetta Resources, Inc	134,493
4,201	*	Stone Energy Corp	170,056
2,526	*	Sulphco, Inc	15,686
4,484	*	Swift Energy Co	187,521
1,820	*	Trico Marine Services, Inc	61,425
2,084	*	Union Drilling, Inc	22,924
1,662	*	Veritas DGC, Inc	109,393
5,795	*	Warren Resources, Inc	70,583
701	*	Warrior Energy Service Corp	18,051
5,687	*	Whiting Petroleum Corp	228,049
		TOTAL OIL AND GAS EXTRACTION	2,685,523

PAPER AND ALLIED PRODUCTS - 1.00%
8,620		Bowater, Inc	177,313
5,602	*	Buckeye Technologies, Inc	47,617
4,350	*	Caraustar Industries, Inc	34,670
2,910		Chesapeake Corp	41,642
6,964		Glatfelter	94,362
2,540		Greif, Inc (Class A)	203,479
7,493		Longview Fibre Co	152,258
4,206	*	Mercer International, Inc	39,705
2,328	*	Playtex Products, Inc	31,195
4,920		Rock-Tenn Co (Class A)	97,416

€
TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
2,400		Schweitzer-Mauduit International, Inc	$45,552
6,375		Wausau Paper Corp	86,063
		TOTAL PAPER AND ALLIED PRODUCTS	1,051,272

PERSONAL SERVICES - 0.53%
2,020		Coinmach Service Corp	20,059
4,030	*	Coinstar, Inc	115,983
3,252		G & K Services, Inc (Class A)	118,470
7,033		Regis Corp	252,133
1,480		Unifirst Corp	46,235
		TOTAL PERSONAL SERVICES	552,880

PETROLEUM AND COAL PRODUCTS - 0.38%
694		Alon USA Energy, Inc	20,466
2,014		ElkCorp	54,680
1,560	*	Giant Industries, Inc	126,672
2,844	*	Headwaters, Inc	66,407
1,269		WD-40 Co	45,265
3,488		Western Refining, Inc	81,061
		TOTAL PETROLEUM AND COAL PRODUCTS	394,551

PRIMARY METAL INDUSTRIES - 2.13%
6,547		Belden CDT, Inc	250,292
2,990	*	Brush Engineered Materials, Inc	74,361
1,593	*	Century Aluminum Co	53,604
5,750	*	Chaparral Steel Co	195,845
579	*	General Cable Corp	22,124
3,730		Gibraltar Industries, Inc	82,731
4,459	*	Lone Star Technologies, Inc	215,726
1,681		Matthews International Corp (Class A)	61,878
918	*	Maverick Tube Corp	59,514
4,896		Mueller Industries, Inc	172,192
2,160	*	NS Group, Inc	139,428
1,226		Olympic Steel, Inc	30,478
756	*	Oregon Steel Mills, Inc	36,946
4,607		Quanex Corp	139,822
3,539		Schnitzer Steel Industries, Inc (Class A)	111,620
1,712		Steel Technologies, Inc	33,607
2,887	*	Superior Essex, Inc	98,880
2,925		Texas Industries, Inc	152,276
5,130		Tredegar Corp	85,876
1,664	*	Wheeling-Pittsburgh Corp	28,471
11,152		Worthington Industries, Inc	190,253
		TOTAL PRIMARY METAL INDUSTRIES	2,235,924

PRINTING AND PUBLISHING - 1.86%
4,239	*	ACCO Brands Corp	94,360
8,221		American Greetings Corp (Class A)	190,070
3,699		Banta Corp	176,072
13,998		Belo (A.H.) Corp Series A	221,308
4,808		Bowne & Co, Inc	68,658
571	*	Consolidated Graphics, Inc	34,357
1,232		Courier Corp	45,756
1,074		CSS Industries, Inc	31,919
3,800		Ennis, Inc	82,270
760	*	Innerworkings, Inc	8,930
2,511		John H Harland Co	91,526

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
6,633		Journal Communications, Inc	$74,754
5,833		Journal Register Co	33,073
7,043		Lee Enterprises, Inc	177,765
3,403		Media General, Inc (Class A)	128,361
2,957	*	Playboy Enterprises, Inc (Class B)	27,825
31,307	*	Primedia, Inc	47,587
7,273		Reader's Digest Association, Inc (Class A)	94,258
1,926		Schawk, Inc	35,092
5,415	*	Scholastic Corp	168,677
2,564		Standard Register Co	33,845
5,369		Sun-Times Media Group, Inc	35,328
3,109	*	Valassis Communications, Inc	54,874
		TOTAL PRINTING AND PUBLISHING	1,956,665

RAILROAD TRANSPORTATION - 0.11%
1,967		Florida East Coast Industries	112,276
		TOTAL RAILROAD TRANSPORTATION	112,276

REAL ESTATE - 0.37%
6,297	*	Alderwoods Group, Inc	124,870
1,475	*	California Coastal Communities, Inc	30,326
640	*	Housevalues, Inc	3,738
890		Orleans Homebuilders, Inc	10,440
15,830		Stewart Enterprises, Inc (Class A)	92,764
3,553	*	Trammell Crow Co	129,720
		TOTAL REAL ESTATE	391,858

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.49%
9,459		Cooper Tire & Rubber Co	95,158
758	*	Deckers Outdoor Corp	35,869
4,139		Schulman (A.), Inc	97,308
145	*	Skechers U.S.A., Inc (Class A)	3,409
4,970		Spartech Corp	133,047
2,611		Titan International, Inc	47,207
5,151		Tupperware Corp	100,238
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	512,236

SECURITY AND COMMODITY BROKERS - 0.80%
554		Calamos Asset Management, Inc (Class A)	16,243
419		Cohen & Steers, Inc	13,559
842		GAMCO Investors, Inc	32,047
16,085	*	Knight Capital Group, Inc	292,747
8,162	*	LaBranche & Co, Inc	84,640
2,746	*	MarketAxess Holdings, Inc	28,751
3,190	*	Piper Jaffray Cos	193,378
1,968		Sanders Morris Harris Group, Inc	24,620
890	*	Stifel Financial Corp	28,249
2,430		SWS Group, Inc	60,483
2,836		Waddell & Reed Financial, Inc (Class A)	70,191
		TOTAL SECURITY AND COMMODITY BROKERS	844,908

SOCIAL SERVICES - 0.09%
3,259	*	Capital Senior Living Corp	30,146
3,400	*	Res-Care, Inc	68,306
		TOTAL SOCIAL SERVICES	98,452

SPECIAL TRADE CONTRACTORS - 0.55%

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
4,020		Comfort Systems USA, Inc	$46,069
6,208	*	Dycom Industries, Inc	133,472
4,842	*	EMCOR Group, Inc	265,535
4,184	*	Insituform Technologies, Inc (Class A)	101,588
1,110	*	Layne Christensen Co	31,713
		TOTAL SPECIAL TRADE CONTRACTORS	578,377

STONE, CLAY, AND GLASS PRODUCTS - 0.06%
1,044		Apogee Enterprises, Inc	15,879
1,542	*	Cabot Microelectronics Corp	44,440
786	*	US Concrete, Inc	5,117
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	65,436

TEXTILE MILL PRODUCTS - 0.11%
2,217		Oxford Industries, Inc	95,131
1,441		Xerium Technologies, Inc	15,966
		TOTAL TEXTILE MILL PRODUCTS	111,097

TOBACCO PRODUCTS - 0.17%
3,972		Universal Corp	145,097
2,192		Vector Group Ltd	35,554
		TOTAL TOBACCO PRODUCTS	180,651

TRANSPORTATION BY AIR - 0.74%
142	*	Air Methods Corp	3,351
3,105	*	Alaska Air Group, Inc	118,114
2,463	*	Atlas Air Worldwide Holdings, Inc	107,190
3,596	*	Bristow Group, Inc	123,702
6,928	*	ExpressJet Holdings, Inc	45,794
4,611	*	Frontier Airlines Holdings, Inc	38,041
5,413	*	JetBlue Airways Corp	50,179
5,692	*	Mesa Air Group, Inc	44,170
877	*	PHI, Inc	26,722
5,062	*	Republic Airways Holdings, Inc	78,562
5,995		Skywest, Inc	146,997
		TOTAL TRANSPORTATION BY AIR	782,822

TRANSPORTATION EQUIPMENT - 1.84%
852		A.O. Smith Corp	33,594
762	*	AAR Corp	18,166
1,814	*	Accuride Corp	19,972
3,315	*	Aftermarket Technology Corp	58,874
7,996		American Axle & Manufacturing Holdings, Inc	133,453
2,001		Arctic Cat, Inc	33,217
10,863		ArvinMeritor, Inc	154,689
5,096		Clarcor, Inc	155,377
7,262		Federal Signal Corp	110,746
891		Freightcar America, Inc	47,223
1,262		Greenbrier Cos, Inc	36,611
3,822		Group 1 Automotive, Inc	190,718
1,719	*	K&F Industries Holdings, Inc	32,283
3,712		Kaman Corp (Class A)	66,853
4,107		Monaco Coach Corp	45,752
1,096	*	Navistar International Corp	28,299
708		Noble International Ltd	8,857
4,556	*	Orbital Sciences Corp	85,516
1,258		Polaris Industries, Inc	51,767

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
1,048	*	Sequa Corp (Class A)	$98,365
3,561		Superior Industries International, Inc	59,789
5,656	*	Tenneco, Inc	132,294
647	*	TransDigm Group, Inc	15,800
1,964	*	Triumph Group, Inc	83,175
19,723	*	Visteon Corp	160,742
4,805		Wabash National Corp	65,780
362		Winnebago Industries, Inc	11,360
		TOTAL TRANSPORTATION EQUIPMENT	1,939,272

TRANSPORTATION SERVICES - 0.30%
1,070		Ambassadors International, Inc	33,801
166	*	Dynamex, Inc	3,445
10,375		Lear Corp	214,763
5,994	*	RailAmerica, Inc	65,454
		TOTAL TRANSPORTATION SERVICES	317,463

TRUCKING AND WAREHOUSING - 0.54%
3,895		Arkansas Best Corp	167,602
414		Forward Air Corp	13,699
4,347		Heartland Express, Inc	68,161
1,561	*	Marten Transport Ltd	26,677
374	*	P.A.M. Transportation Services, Inc	9,372
200	*	Patriot Transportation Holding, Inc	15,112
2,301	*	Saia, Inc	75,013
7,364	*	SIRVA, Inc	19,588
729	*	U.S. Xpress Enterprises, Inc (Class A)	16,876
677	*	USA Truck, Inc	12,897
7,926		Werner Enterprises, Inc	148,295
		TOTAL TRUCKING AND WAREHOUSING	573,292

WATER TRANSPORTATION - 0.27%
2,445	*	Gulfmark Offshore, Inc	77,849
1,438		Horizon Lines, Inc	24,015
3,588	*	Hornbeck Offshore Services, Inc	120,198
1,590		Maritrans, Inc	58,194
		TOTAL WATER TRANSPORTATION	280,256

WHOLESALE TRADE-DURABLE GOODS - 1.11%
4,679		Agilysys, Inc	65,693
1,102		Barnes Group, Inc	19,351
2,010		BlueLinx Holdings, Inc	19,135
4,417		Building Material Holding Corp	114,930
703		Castle (A.M.) & Co	18,869
1,986	*	Digi International, Inc	26,811
2,972	*	Genesis Microchip, Inc	34,980
560	*	Houston Wire & Cable Co	10,528
16,930		IKON Office Solutions, Inc	227,539
7,488	*	Insight Enterprises, Inc	154,328
701		Lawson Products, Inc	29,386
2,073	*	Merge Technologies, Inc	14,262
6,175		Owens & Minor, Inc	203,096
8,359		PEP Boys-Manny Moe & Jack	107,413
4,010		Ryerson Tull, Inc	87,779
2,216	*	West Marine, Inc	31,024
		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,165,124

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

SHARES		COMPANY	VALUE
WHOLESALE TRADE-NONDURABLE GOODS - 1.13%
14,517		Alliance One International, Inc	$59,520
890	*	Central European Distribution Corp	20,835
1,555	*	Core-Mark Holding Co, Inc	48,734
4,779	*	Hain Celestial Group, Inc	122,151
1,396		Kenneth Cole Productions, Inc (Class A)	34,021
1,926		K-Swiss, Inc (Class A)	57,896
363	*	Maui Land & Pineapple Co, Inc	10,770
1,612		Myers Industries, Inc	27,404
2,108		Nash Finch Co	49,601
3,495		Nu Skin Enterprises, Inc (Class A)	61,232
1,097	*	Perry Ellis International, Inc	33,875
3,187	*	School Specialty, Inc	112,469
2,060	*	Smart & Final, Inc	35,164
4,139	*	Source Interlink Cos, Inc	39,321
3,255		Spartan Stores, Inc	55,010
5,480		Stride Rite Corp	76,501
14,799	*	Terra Industries, Inc	114,100
4,864	*	United Stationers, Inc	226,222
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,184,826

		TOTAL COMMON STOCKS
		(Cost $92,445,482)	103,340,284

WARRANTS - 0.00%
COMMUNICATIONS - 0.00%
1	v*	RCN Corp Wts	0
		TOTAL COMMUNICATIONS	0

		TOTAL WARRANTS	0
		(Cost - $0)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 2.19%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.19%
$ 2,300,000		Federal Home Loan Bank (FHLB), 4.750%, 10/02/06	2,300,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	2,300,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $2,299,697)	2,300,000

		TOTAL PORTFOLIO - 100.41%
		(Cost $94,745,179)	105,640,284

		OTHER ASSETS & LIABILITIES, NET - (0.41%)	(436,156)

		NET ASSETS - 100.00%	$105,204,128

	*	Non-income producing
	b	In bankruptcy
	d	All or a portion of these securities have been segregated by the custodian to cover margin
		or other requirements on futures contracts in the amount of $137,808.
	m	Indicates a security has been deemed illiquid.
	v	Security at fair value

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Value Index Fund

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SMALL-CAP BLEND INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.45%
AGRICULTURAL PRODUCTION-CROPS - 0.04%
6,781		Chiquita Brands International, Inc	$90,730
		TOTAL AGRICULTURAL PRODUCTION-CROPS	90,730

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.12%
6,596		Pilgrim's Pride Corp	180,401
59		Seaboard Corp	71,095
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	251,496

AMUSEMENT AND RECREATION SERVICES - 0.83%
8,320	*	Bally Technologies, Inc	146,432
5,202	*	Bally Total Fitness Holding Corp	7,855
2,865	*	Century Casinos, Inc	28,478
1,422		Churchill Downs, Inc	59,809
2,586		Dover Downs Gaming & Entertainment, Inc	31,420
3,493		Dover Motorsports, Inc	18,932
3,986	*	Lakes Entertainment, Inc	38,505
5,196	*	Leapfrog Enterprises, Inc	41,204
4,954	*	Life Time Fitness, Inc	229,321
10,075	*	Live Nation, Inc	205,732
6,315	*	Magna Entertainment Corp (Class A)	29,617
7,450	*	Marvel Entertainment, Inc	179,843
3,669	*	MTR Gaming Group, Inc	34,452
4,505	*	Multimedia Games, Inc	40,905
7,847	*	Pinnacle Entertainment, Inc	220,658
11,806	*	Six Flags, Inc	61,745
2,485		Speedway Motorsports, Inc	90,479
1,280	*	Town Sports International Holdings, Inc	16,794
10,771		Westwood One, Inc	76,259
4,334	*	WMS Industries, Inc	126,596
3,429		World Wrestling Entertainment, Inc	56,338
		TOTAL AMUSEMENT AND RECREATION SERVICES	1,741,374

APPAREL AND ACCESSORY STORES - 1.73%
8,788	*	Aeropostale, Inc	256,873
3,795		Bebe Stores, Inc	94,040
4,586		Brown Shoe Co, Inc	164,362
1,508		Buckle, Inc	57,214
1,827	*	Cache, Inc	32,685
7,748	*	Carter's, Inc	204,470
4,868	*	Casual Male Retail Group, Inc	66,838
4,851		Cato Corp (Class A)	106,285
2,637	*	Charlotte Russe Holding, Inc	72,623
19,717	*	Charming Shoppes, Inc	281,559
3,589	*	Children's Place Retail Stores, Inc	229,804
5,761		Christopher & Banks Corp	169,834
1,120	*	Citi Trends, Inc	38,651

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
816		DEB Shops, Inc	$20,922
7,403	*	Dress Barn, Inc	161,533
2,737	*	DSW, Inc	86,215
7,126		Finish Line, Inc (Class A)	89,930
7,542	*	HOT Topic, Inc	84,018
3,410	*	J Crew Group, Inc	102,539
3,720	*	Jo-Ann Stores, Inc	62,198
2,809	*	JOS A Bank Clothiers, Inc	84,158
3,682	*	New York & Co, Inc	48,161
11,700	*	Pacific Sunwear Of California, Inc	176,436
10,727	*	Payless Shoesource, Inc	267,102
1,212	*	Shoe Carnival, Inc	30,567
4,244		Stage Stores, Inc	124,519
1,126	*	Syms Corp	22,925
3,525		Talbots, Inc	96,056
11,347	*	The Wet Seal, Inc	69,671
5,353	*	Tween Brands, Inc	201,273
3,338	*	Under Armour, Inc	133,587
		TOTAL APPAREL AND ACCESSORY STORES	3,637,048

APPAREL AND OTHER TEXTILE PRODUCTS - 0.73%
2,169	*	Columbia Sportswear Co	121,095
3,312	*	Guess ?, Inc	160,731
5,460	*	Gymboree Corp	230,303
5,582	*	Hartmarx Corp	37,790
4,210		Kellwood Co	121,374
2,481	*	Maidenform Brands, Inc	47,883
8,891		Phillips-Van Heusen Corp	371,377
19,742	*	Quiksilver, Inc	239,865
2,256	*	True Religion Apparel, Inc	47,624
7,603	*	Warnaco Group, Inc	147,042
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,525,084

AUTO REPAIR, SERVICES AND PARKING - 0.44%
1,622	*	Amerco, Inc	120,271
1,853		Bandag, Inc	76,047
1,559		Central Parking Corp	25,724
3,890	*	Dollar Thrifty Automotive Group, Inc	173,377
2,627	*	Midas, Inc	54,326
1,893		Monro Muffler, Inc	64,381
8,487	*	PHH Corp	232,544
972	*	Standard Parking Corp	30,501
6,623	*	Wright Express Corp	159,349
		TOTAL AUTO REPAIR, SERVICES AND PARKING	936,520

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.22%
1,623	*	America's Car-Mart, Inc	26,698
1,796		Asbury Automotive Group, Inc	36,998
6,904	*	CSK Auto Corp	97,346
2,689		Lithia Motors, Inc (Class A)	66,472
2,621	*	MarineMax, Inc	66,704
3,393	*	Rush Enterprises, Inc (Class A)	56,595
4,964		Sonic Automotive, Inc	114,619
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	465,432

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.10%
2,585	*	Builders FirstSource, Inc	$39,369
3,433	*	Central Garden & Pet Co	165,677
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	205,046

BUSINESS SERVICES - 10.98%
10,336	*	@Road, Inc	60,362
7,828	*	24/7 Real Media, Inc	66,851
63,410	*	3Com Corp	279,638
2,476	*	3D Systems Corp	45,410
6,907		Aaron Rents, Inc	158,723
6,955		ABM Industries, Inc	130,476
4,530	*	Acacia Research (Acacia Technologies)	51,415
1,897	*	Access Integrated Technologies, Inc	17,965
9,807	*	Actuate Corp	43,347
3,651		Administaff, Inc	123,039
3,385	*	Advent Software, Inc	122,571
5,233		Advo, Inc	146,419
9,200	*	Agile Software Corp	60,076
3,644	*	Altiris, Inc	76,852
4,097	*	American Reprographics Co	131,350
5,254	*	AMN Healthcare Services, Inc	124,782
2,689	*	Ansoft Corp	66,983
5,312	*	Ansys, Inc	234,684
12,268	*	aQuantive, Inc	289,770
4,931		Arbitron, Inc	182,496
12,267	*	Ariba, Inc	91,880
18,567	*	Art Technology Group, Inc	47,531
8,459	*	Aspen Technology, Inc	92,372
2,744	*	Asset Acceptance Capital Corp	44,590
3,789	*	Audible, Inc	27,508
7,021	*	Avocent Corp	211,472
1,730	*	Bankrate, Inc	45,949
985	*	Barrett Business Services	21,148
30,212	*	BearingPoint, Inc	237,466
19,407	*	BISYS Group, Inc	210,760
6,887		Blackbaud, Inc	151,445
4,417	*	Blackboard, Inc	117,050
2,462	*	Blue Coat Systems, Inc	44,341
12,550	*	Borland Software Corp	71,911
3,637	*	Bottomline Technologies, Inc	35,497
7,249		Brady Corp (Class A)	254,875
4,981	*	CACI International, Inc (Class A)	274,005
7,523		Catalina Marketing Corp	206,883
9,431	*	CBIZ, Inc	68,846
11,192	*	Chordiant Software, Inc	34,359
9,085	*	Ciber, Inc	60,234
1,224	*	Clayton Holdings, Inc	15,386
1,837	*	Click Commerce, Inc	41,553
71,866	*	CMGI, Inc	76,178
23,838	*	CNET Networks, Inc	228,368
3,691	*	Cogent Communications Group, Inc	42,779
7,105	*	Cogent, Inc	97,552

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
7,424		Cognex Corp	$187,530
1,543		Computer Programs & Systems, Inc	50,564
2,656	*	COMSYS IT Partners, Inc	45,657
5,345	*	Concur Technologies, Inc	77,770
3,981	*	Convera Corp	21,059
2,704	*	CoStar Group, Inc	111,729
4,867	*	Covansys Corp	83,420
7,786	*	CSG Systems International, Inc	205,784
4,853	*	Cybersource Corp	57,411
1,691	*	DealerTrack Holdings, Inc	37,388
8,145		Deluxe Corp	139,280
6,215	*	Dendrite International, Inc	60,783
5,488	*	Digital Insight Corp	160,908
6,365	*	Digital River, Inc	325,379
4,200	*	DynCorp International, Inc	52,878
21,491	*	Earthlink, Inc	156,240
5,232	*	Echelon Corp	43,007
7,297	*	Eclipsys Corp	130,689
2,866	*	eCollege.com, Inc	45,827
7,586	*	eFunds Corp	183,429
2,959	*	Electro Rent Corp	50,333
3,426	*	Emageon, Inc	53,411
8,982	*	Epicor Software Corp	117,754
2,480	*	EPIQ Systems, Inc	36,481
4,623	*	Equinix, Inc	277,842
2,809	*	eSpeed, Inc (Class A)	25,843
11,379	*	Evergreen Energy, Inc	119,593
6,249	*	FalconStor Software, Inc	48,055
6,853	*	Filenet Corp	238,690
1,128	*	First Advantage Corp	23,530
2,244	*	Forrester Research, Inc	59,040
2,231	*	FTD Group, Inc	34,469
9,031	*	Gartner, Inc (Class A)	158,855
3,662	*	Gerber Scientific, Inc	54,857
4,130		Gevity HR, Inc	94,081
5,143	*	Global Cash Access, Inc	77,608
1,713	*	H&E Equipment Services, Inc	41,780
4,199		Healthcare Services Group	105,647
2,249		Heartland Payment Systems, Inc	58,474
2,903	*	Heidrick & Struggles International, Inc	104,508
4,022	*	Hudson Highland Group, Inc	39,416
8,548	*	Hypercom Corp	57,955
9,565	*	Hyperion Solutions Corp	329,801
2,448	*	i2 Technologies, Inc	45,851
1,208	*	ICT Group, Inc	38,016
3,338	*	iGate Corp	16,490
3,763	*	IHS, Inc	120,717
2,821	*	Infocrossing, Inc	37,830
14,064	*	Informatica Corp	191,130
4,926	*	Infospace, Inc	90,835
5,118		infoUSA, Inc	42,479
1,999	*	Innovative Solutions & Support, Inc	29,045
1,808		Integral Systems, Inc	56,518
5,777	*	Interactive Data Corp	115,251

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,752	*	Intergraph Corp	$203,766
4,929	*	Internap Network Services Corp	75,019
6,015	*	Internet Capital Group, Inc	56,842
6,209	*	Internet Security Systems, Inc	172,362
2,038		Interpool, Inc	45,773
6,683	*	Interwoven, Inc	73,713
4,589	*	inVentiv Health, Inc	146,986
10,564	*	Ipass, Inc	49,440
12,809		Jack Henry & Associates, Inc	278,852
4,854	*	JDA Software Group, Inc	74,849
3,490	*	Jupitermedia Corp	30,223
5,176	*	Kanbay International, Inc	106,419
7,097	*	Keane, Inc	102,268
3,306		Kelly Services, Inc (Class A)	90,617
2,432	*	Kenexa Corp	61,335
4,861	*	Kforce, Inc	57,992
2,876	*	Knot, Inc	63,646
6,770	*	Korn/Ferry International	141,764
5,078	*	Kronos, Inc	173,109
8,727	*	Labor Ready, Inc	139,021
19,867	*	Lawson Software, Inc	144,036
9,634	*	Lionbridge Technologies	73,507
1,033	*	Liquidity Services, Inc	16,104
2,990	*	LoJack Corp	58,574
6,000	*	Magma Design Automation, Inc	54,600
4,503	*	Manhattan Associates, Inc	108,702
2,773	*	Mantech International Corp (Class A)	91,537
3,598	*	Mapinfo Corp	46,162
3,518	*	Marchex, Inc	53,966
1,990	*	Marlin Business Services, Inc	41,591
12,841	*	Mentor Graphics Corp	180,801
1,591	*	MicroStrategy, Inc	162,012
5,700	*	Midway Games, Inc	50,046
16,057	*	Move, Inc	78,840
16,759	*	MPS Group, Inc	253,228
3,159	*	MRO Software, Inc	81,092
5,139	*	NCO Group, Inc	134,745
3,391	*	Neoware, Inc	46,084
4,500	*	Ness Technologies, Inc	60,075
7,256	*	NetFlix, Inc	165,292
2,183	*	Netratings, Inc	31,064
3,653	*	Netscout Systems, Inc	23,708
6,240	*	NIC, Inc	32,136
19,815	*	Nuance Communications, Inc	161,889
1,950	*	Omniture, Inc	15,386
4,409	*	On Assignment, Inc	43,252
3,888	*	Online Resources Corp	47,628
3,116	*	Open Solutions, Inc	89,772
1,822	*	Opnet Technologies, Inc	23,886
13,479	*	Opsware, Inc	121,446
5,398	*	Packeteer, Inc	46,477
18,008	*	Parametric Technology Corp	314,420
3,525	*	PDF Solutions, Inc	38,634
2,922		Pegasystems, Inc	25,509

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
3,177	*	PeopleSupport, Inc	$58,775
3,011	*	Perficient, Inc	47,212
13,739	*	Perot Systems Corp (Class A)	189,461
5,468	*	Phase Forward, Inc	65,288
2,563	*	Portfolio Recovery Associates, Inc	112,439
2,747	*	PRA International	73,317
11,791	*	Premiere Global Services, Inc	102,346
6,493	*	Progress Software Corp	168,818
2,145		QAD, Inc	17,332
2,706		Quality Systems, Inc	104,966
10,775	*	Quest Software, Inc	153,867
4,167	*	Radiant Systems, Inc	50,337
3,508	*	Radisys Corp	74,545
2,960	*	Raser Technologies, Inc	16,458
17,143	*	RealNetworks, Inc	181,887
10,173	*	Redback Networks, Inc	141,201
1,283		Renaissance Learning, Inc	18,360
11,211	*	Rent-A-Center, Inc	328,370
3,739	*	Rewards Network, Inc	18,209
2,392	*	RightNow Technologies, Inc	37,339
4,630		Rollins, Inc	97,739
11,346	*	S1 Corp	52,305
4,306	*	SafeNet, Inc	78,326
13,189	*	Sapient Corp	71,880
6,811	*	Secure Computing Corp	43,114
2,052	*	SI International, Inc	65,623
10,075	*	Sitel Corp	30,326
3,303	*	Smith Micro Software, Inc	47,497
4,221	*	Sohu.com, Inc	92,946
62	b,m*	SONICblue, Inc	0
10,497	*	SonicWALL, Inc	114,627
40,463	*	Sonus Networks, Inc	212,835
10,261		Sotheby's Holdings, Inc (Class A)	330,815
9,191	*	Spherion Corp	65,716
3,146	*	SPSS, Inc	78,430
6,243	*	SRA International, Inc (Class A)	187,665
1,631		Startek, Inc	20,339
4,818		Stellent, Inc	52,227
1,577	*	Stratasys, Inc	41,649
14,500	*	Sybase, Inc	351,480
4,548	*	SYKES Enterprises, Inc	92,552
1,110	*	Synchronoss Technologies, Inc	10,523
2,057	*	SYNNEX Corp	47,332
1,397		Syntel, Inc	31,642
11,482	*	Take-Two Interactive Software, Inc	163,733
2,569		TAL International Group, Inc	54,488
1,921	*	Taleo Corp	19,440
5,192		Talx Corp	127,308
5,200	*	TeleTech Holdings, Inc	81,276
2,601		TheStreet.com, Inc	27,675
10,329	*	THQ, Inc	301,297
33,931	*	TIBCO Software, Inc	304,700
1,169	*	Tiens Biotech Group USA, Inc	3,390
3,745	*	TNS, Inc	56,400

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,124	*	TradeStation Group, Inc	$62,149
6,085	*	Transaction Systems Architects, Inc	208,837
426	*	Travelzoo, Inc	12,277
6,948	*	Trizetto Group, Inc	105,193
3,676	*	Ultimate Software Group, Inc	86,496
10,326		United Online, Inc	125,771
4,891	*	Universal Compression Holdings, Inc	261,424
15,547	*	Valueclick, Inc	288,241
3,621	*	Vasco Data Security International	37,514
2,078	*	Verint Systems, Inc	62,444
1,253	*	Vertrue, Inc	49,268
3,551		Viad Corp	125,741
4,511	*	Vignette Corp	61,079
1,339	*	Volt Information Sciences, Inc	47,601
6,797	*	WebEx Communications, Inc	265,219
9,063	*	webMethods, Inc	69,332
7,660	*	Websense, Inc	165,533
2,467	*	WebSideStory, Inc	32,589
12,138	*	Wind River Systems, Inc	129,998
5,533	*	Witness Systems, Inc	96,993
		TOTAL BUSINESS SERVICES	23,105,782

CHEMICALS AND ALLIED PRODUCTS - 6.31%
4,007	*	Acadia Pharmaceuticals, Inc	34,620
4,899	*	Adams Respiratory Therapeutics, Inc	179,254
2,576	*	Adeza Biomedical Corp	42,272
7,133	*	Adolor Corp	98,935
1,346	*	Advanced Magnetics, Inc	45,899
9,869	*	ADVENTRX Pharmaceuticals, Inc	27,041
3,769	*	Albany Molecular Research, Inc	35,278
4,977	*	Alexion Pharmaceuticals, Inc	169,118
15,582	*	Alkermes, Inc	246,975
5,007	*	Alnylam Pharmaceuticals, Inc	72,151
6,726		Alpharma, Inc (Class A)	157,321
7,702	*	American Oriental Bioengineering, Inc	46,828
2,960		American Vanguard Corp	41,440
6,531	*	Anadys Pharmaceuticals, Inc	18,940
11,945	*	Andrx Corp	291,816
3,772		Arch Chemicals, Inc	107,313
7,774	*	Arena Pharmaceuticals, Inc	93,133
6,351	*	Array Biopharma, Inc	54,111
6,423	*	Atherogenics, Inc	84,591
3,053	*	Auxilium Pharmaceuticals, Inc	30,896
5,410	*	AVANIR Pharmaceuticals	37,437
4,760	*	Aventine Renewable Energy Holdings, Inc	101,816
9,100	*	AVI BioPharma, Inc	33,033
1,845		Balchem Corp	36,513
2,763	*	Bentley Pharmaceuticals, Inc	33,156
3,954	*	BioCryst Pharmaceuticals, Inc	49,306
5,538	*	Bioenvision, Inc	30,514
13,887	*	BioMarin Pharmaceuticals, Inc	197,612
2,533	*	Bradley Pharmaceuticals, Inc	40,325
6,569		Calgon Carbon Corp	29,035
4,275		Cambrex Corp	88,535

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
2,197	*	Caraco Pharmaceutical Laboratories Ltd	$22,322
7,992	*	Cell Genesys, Inc	36,523
8,733		CF Industries Holdings, Inc	149,072
2,889	*	Chattem, Inc	101,462
2,537	*	Coley Pharmaceutical Group, Inc	28,973
4,448	*	Combinatorx, Inc	27,711
5,353	*	Connetics Corp	58,348
4,841	*	Conor Medsystems, Inc	114,102
3,226	*	Cotherix, Inc	22,776
8,749	*	Cubist Pharmaceuticals, Inc	190,203
5,001	*	Cypress Bioscience, Inc	36,507
3,636	*	Cytokinetics, Inc	23,379
11,280	*	Dendreon Corp	50,422
2,798	*	Digene Corp	120,734
9,756	*	Durect Corp	40,000
3,994	*	Elizabeth Arden, Inc	64,543
4,212	*	Emisphere Technologies, Inc	35,591
9,023	*	Encysive Pharmaceuticals, Inc	38,799
7,197	*	Enzon Pharmaceuticals, Inc	59,375
6,783		Ferro Corp	120,602
6,843	*	Genitope Corp	19,982
23,453	*	Genta, Inc	18,293
5,432		Georgia Gulf Corp	148,945
10,910	*	Geron Corp	68,406
2,217	*	GTx, Inc	20,485
9,342		H.B. Fuller Co	218,976
4,871	*	Hana Biosciences, Inc	33,415
18,310	*	Hercules, Inc	288,749
1,419	*	Hi-Tech Pharmacal Co, Inc	17,936
21,378	*	Human Genome Sciences, Inc	246,702
4,192	*	Idenix Pharmaceuticals, Inc	40,662
11,030	*	Immucor, Inc	247,182
8,474	*	Indevus Pharmaceuticals, Inc	50,166
1,849		Innospec, Inc	54,915
635		Inter Parfums, Inc	12,090
4,120	*	InterMune, Inc	67,650
4,362	*	Inverness Medical Innovations, Inc	151,623
6,951	*	Keryx Biopharmaceuticals, Inc	82,230
1,655		Koppers Holdings, Inc	31,395
530		Kronos Worldwide, Inc	15,259
6,177	*	KV Pharmaceutical Co (Class A)	146,395
4,520		MacDermid, Inc	147,442
2,452		Mannatech, Inc	43,449
3,514	*	MannKind Corp	66,766
5,094	*	Martek Biosciences Corp	109,572
19,270	*	Medarex, Inc	206,960
7,901	*	Medicines Co	178,247
8,767		Medicis Pharmaceutical Corp (Class A)	283,612
1,640	*	Medifast, Inc	14,235
3,261		Meridian Bioscience, Inc	76,666
2,910	*	Metabasis Therapeutics, Inc	16,354
12,790	*	MGI Pharma, Inc	220,116
3,279		Minerals Technologies, Inc	175,099
3,443	*	Momenta Pharmaceuticals, Inc	46,549

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
6,753	*	Myogen, Inc	$236,895
9,881	*	Nabi Biopharmaceuticals	57,112
3,417	*	Nastech Pharmaceutical Co, Inc	52,143
8,928	*	NBTY, Inc	261,323
5,851	*	Neurocrine Biosciences, Inc	62,898
2,493	*	New River Pharmaceuticals, Inc	64,145
2,735		NewMarket Corp	159,068
1,587		NL Industries, Inc	15,775
4,338	*	Northfield Laboratories, Inc	62,294
10,391	*	Novavax, Inc	39,382
3,901	*	Noven Pharmaceuticals, Inc	94,092
7,948	*	NPS Pharmaceuticals, Inc	30,282
8,220	*	Nuvelo, Inc	149,933
11,542		Olin Corp	177,285
4,697	*	OM Group, Inc	206,386
7,120	*	Omnova Solutions, Inc	29,762
6,738	*	Onyx Pharmaceuticals, Inc	116,500
6,900	*	OraSure Technologies, Inc	55,476
9,170	*	OSI Pharmaceuticals, Inc	344,150
3,928	*	Pacific Ethanol, Inc	55,149
5,892	*	Pain Therapeutics, Inc	50,789
8,506	*	Panacos Pharmaceuticals, Inc	42,190
5,694	*	Par Pharmaceutical Cos, Inc	103,859
4,315	*	Parexel International Corp	142,783
1,742	*	Parlux Fragrances, Inc	8,867
3,459	*	Penwest Pharmaceuticals Co	57,592
29,171	*	Peregrine Pharmaceuticals, Inc	37,047
12,253		Perrigo Co	207,933
3,218	*	PetMed Express, Inc	33,596
3,672	*	Pharmion Corp	79,132
1,976	*	Pioneer Cos, Inc	48,432
14,897	*	PolyOne Corp	124,092
4,587	*	Pozen, Inc	58,989
5,491	*	Prestige Brands Holdings, Inc	61,170
3,661	*	Progenics Pharmaceuticals, Inc	85,887
4,945	*	Quidel Corp	69,823
3,610	*	Renovis, Inc	49,674
25,654	*	Revlon, Inc (Class A)	28,989
5,640	*	Rockwood Holdings, Inc	112,687
7,519	*	Salix Pharmaceuticals Ltd	101,958
7,632	*	Santarus, Inc	56,629
4,781	*	Sciele Pharma, Inc	90,074
7,335		Sensient Technologies Corp	143,546
6,920	*	Sirna Therapeutics, Inc	38,544
4,137	*	Solexa, Inc	36,488
662	*	Somaxon Pharmaceuticals, Inc	8,149
925		Stepan Co	27,038
7,479	*	SuperGen, Inc	34,852
2,660	*	SurModics, Inc	93,419
4,046	*	Tanox, Inc	47,824
6,665		Tronox, Inc	85,112
8,175		UAP Holding Corp	174,700
3,732	*	United Therapeutics Corp	196,079
1,601	*	USANA Health Sciences, Inc	71,389

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
14,100		USEC, Inc	$135,924
14,954		Valeant Pharmaceuticals International	295,790
2,810		Verasun Energy Corp	45,101
11,096	*	Viropharma, Inc	135,038
978	*	Visicu, Inc	8,773
11,137	*	WR Grace & Co	147,677
3,318	*	Xenoport, Inc	67,588
6,033	*	Zymogenetics, Inc	101,777
		TOTAL CHEMICALS AND ALLIED PRODUCTS	13,280,231

COAL MINING - 0.21%
8,215	*	Alpha Natural Resources, Inc	129,468
18,241	*	International Coal Group, Inc	76,977
2,626	*	James River Coal Co	27,704
3,021		Penn Virginia Corp	191,562
949	*	Westmoreland Coal Co	18,667
		TOTAL COAL MINING	444,378

COMMUNICATIONS - 2.30%
6,508		Alaska Communications Systems Group, Inc	86,361
5,333		Anixter International, Inc	301,155
1,126		Atlantic Tele-Network, Inc	20,808
2,446	*	Audiovox Corp (Class A)	34,048
7,976	*	Brightpoint, Inc	113,419
2,707	*	Cbeyond Communications, Inc	74,307
4,090		Centennial Communications Corp	21,800
65,391	*	Charter Communications, Inc (Class A)	99,394
40,005	*	Cincinnati Bell, Inc	192,824
6,174		Citadel Broadcasting Corp	58,036
3,526		Commonwealth Telephone Enterprises, Inc	145,377
3,696		Consolidated Communications Holdings, Inc	69,152
45,160	*	Covad Communications Group, Inc	67,288
7,189	*	Cox Radio, Inc (Class A)	110,351
1,722	*	Crown Media Holdings, Inc (Class A)	7,732
3,127		CT Communications, Inc	67,918
5,723	*	Cumulus Media, Inc (Class A)	54,712
24,082	*	Dobson Communications Corp (Class A)	169,056
5,274	*	Emmis Communications Corp (Class A)	64,607
5,198		Entercom Communications Corp	130,990
10,418	*	Entravision Communications Corp (Class A)	77,510
1,326	*	Eschelon Telecom, Inc	22,529
4,471		Fairpoint Communications, Inc	77,795
18,791	*	FiberTower Corp	177,575
1,175	*	Fisher Communications, Inc	48,821
23,484	*	Foundry Networks, Inc	308,815
8,254	*	General Communication, Inc (Class A)	102,267
3,612		Golden Telecom, Inc	109,263
7,305		Gray Television, Inc	46,825
8,605	*	IDT Corp (Class B)	124,084
4,208	*	InPhonic, Inc	33,327
5,012		Iowa Telecommunications Services, Inc	99,187
2,659	*	iPCS, Inc	142,389
8,027	*	j2 Global Communications, Inc	218,094
4,389	*	Lightbridge, Inc	51,439

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,051	*	Lin TV Corp (Class A)	$31,517
2,779	*	Lodgenet Entertainment Corp	52,468
6,229	*	Mastec, Inc	68,955
8,307	*	Mediacom Communications Corp	59,146
2,264		North Pittsburgh Systems, Inc	56,985
4,696	*	Novatel Wireless, Inc	45,222
2,409	*	NTELOS Holdings Corp	30,763
8,507	*	Pegasus Wireless Corp	5,189
11,703	*	Radio One, Inc (Class D)	73,144
4,687	*	RCN Corp	132,642
1,614		Salem Communications Corp (Class A)	18,254
5,154	*	SAVVIS, Inc	146,889
1,247		Shenandoah Telecom Co	54,207
7,253		Sinclair Broadcast Group, Inc (Class A)	56,936
7,661	*	Spanish Broadcasting System, Inc (Class A)	33,479
2,335		SureWest Communications	45,462
3,850	*	Syniverse Holdings, Inc	57,750
5,257	*	Talk America Holdings, Inc	49,942
7,695	*	Terremark Worldwide, Inc	42,707
12,759	*	TiVo, Inc	96,841
4,335		USA Mobility, Inc	99,011
5,376	*	Vonage Holdings Corp	36,987
10,562	*	Wireless Facilities, Inc	22,603
		TOTAL COMMUNICATIONS	4,846,354

DEPOSITORY INSTITUTIONS - 10.02%
2,054		1st Source Corp	60,634
980		Abington Community Bancorp, Inc	14,720
1,892	*	ACE Cash Express, Inc	56,552
2,463		Alabama National Bancorp	168,100
3,679		Amcore Financial, Inc	111,437
1,861		AmericanWest Bancorp	39,546
2,059		Ameris Bancorp	56,025
3,267		Anchor Bancorp Wisconsin, Inc	93,306
1,712		Arrow Financial Corp	43,416
1,248		Bancfirst Corp	58,307
1,792	*	Bancorp, Inc	45,678
1,649		BancTrust Financial Group, Inc	45,991
9,919		Bank Mutual Corp	120,317
2,750		Bank of Granite Corp	48,208
1,818		Bank of the Ozarks, Inc	61,576
7,492		BankAtlantic Bancorp, Inc (Class A)	106,536
3,681		BankFinancial Corp	64,381
5,165		BankUnited Financial Corp (Class A)	134,652
1,864		Banner Corp	76,499
1,363		Berkshire Hills Bancorp, Inc	48,509
2,829	*	BFC Financial Corp	16,521
5,676		Boston Private Financial Holdings, Inc	158,247
9,953		Brookline Bancorp, Inc	136,854
1,608		Cadence Financial Corp	32,594
1,133		Camden National Corp	45,547
2,022		Capital City Bank Group, Inc	62,884
1,543		Capital Corp of the West	47,864
2,136		Capitol Bancorp Ltd	95,052

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
3,987		Cardinal Financial Corp	$43,698
3,531		Cascade Bancorp	132,589
1,018		Cass Information Systems, Inc	33,706
8,313		Cathay General Bancorp	300,099
9,075	*	Centennial Bank Holdings, Inc	87,846
2,005		Center Financial Corp	47,679
1,633		Centerstate Banks of Florida, Inc	32,823
4,868		Central Pacific Financial Corp	178,071
696		Charter Financial Corp	27,833
4,138		Chemical Financial Corp	122,816
7,628		Chittenden Corp	218,847
7,020		Citizens Banking Corp	184,345
1,188		Citizens First Bancorp, Inc	30,246
1,366		City Bank	64,243
2,962		City Holding Co	118,095
2,444		Clifton Savings Bancorp, Inc	27,422
2,532		Coastal Financial Corp	31,903
2,439		CoBiz, Inc	55,756
1,399		Columbia Bancorp	34,401
2,474		Columbia Banking System, Inc	79,193
7,778		Commercial Capital Bancorp, Inc	123,981
1,038	*	Community Bancorp	31,669
877		Community Bancorp, Inc	35,852
4,922		Community Bank System, Inc	109,072
3,856		Community Banks, Inc	103,352
2,453		Community Trust Bancorp, Inc	92,355
6,318		Corus Bankshares, Inc	141,270
9,849		CVB Financial Corp	145,470
4,231		Dime Community Bancshares	62,323
1,805	*	Dollar Financial Corp	39,385
3,396		Downey Financial Corp	225,970
1,394		Enterprise Financial Services Corp	43,019
5,688	*	Euronet Worldwide, Inc	139,640
1,086		Farmers Capital Bank Corp	36,783
4,078		Fidelity Bankshares, Inc	159,083
1,740		First Bancorp	35,461
10,933		First Bancorp	120,919
2,393		First Busey Corp (Class A)	54,345
4,951		First Charter Corp	119,121
11,204		First Commonwealth Financial Corp	145,988
3,177		First Community Bancorp, Inc	177,753
1,633		First Community Bancshares, Inc	54,493
5,152		First Financial Bancorp	81,968
3,432		First Financial Bankshares, Inc	130,931
2,133		First Financial Corp	68,064
1,851		First Financial Holdings, Inc	63,341
1,926		First Indiana Corp	50,095
2,849		First Merchants Corp	67,379
8,058		First Midwest Bancorp, Inc	305,318
17,910		First Niagara Financial Group, Inc	261,128
2,745		First Place Financial Corp	62,202
1,377	*	First Regional Bancorp	46,914
3,497		First Republic Bank	148,832
1,374		First South Bancorp, Inc	42,031

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
2,677		First State Bancorporation	$69,522
2,733	*	FirstFed Financial Corp	155,016
12,857		FirstMerit Corp	297,897
2,265		Flag Financial Corp	56,716
6,383		Flagstar Bancorp, Inc	92,873
3,043		Flushing Financial Corp	53,253
9,526		FNB Corp	158,703
1,124		FNB Corp	40,475
3,670	*	Franklin Bank Corp	72,960
10,494		Fremont General Corp	146,811
6,340		Frontier Financial Corp	164,460
2,040		GB&T Bancshares, Inc	42,942
5,172		Glacier Bancorp, Inc	176,727
1,576		Great Southern Bancorp, Inc	44,286
8,108		Greater Bay Bancorp	228,727
1,343		Greene County Bancshares, Inc	49,100
4,395		Hancock Holding Co	235,352
6,419		Hanmi Financial Corp	125,812
3,349		Harbor Florida Bancshares, Inc	148,394
4,696		Harleysville National Corp	94,390
2,292		Heartland Financial USA, Inc	58,859
1,832		Heritage Commerce Corp	42,392
490		Home Bancshares, Inc	10,819
1,367		Home Federal Bancorp, Inc	21,257
1,468		Horizon Financial Corp	43,834
1,574		IBERIABANK Corp	96,014
2,416		Independent Bank Corp	78,568
3,745		Independent Bank Corp	90,929
2,681		Integra Bank Corp	67,776
2,788		Interchange Financial Services Corp	63,065
7,512		International Bancshares Corp	222,956
853	*	Intervest Bancshares Corp	37,157
8,527	*	Investors Bancorp, Inc	128,672
3,129		Irwin Financial Corp	61,203
919		ITLA Capital Corp	49,405
3,647		Kearny Financial Corp	55,361
4,608		KNBT Bancorp, Inc	74,097
3,127		Lakeland Bancorp, Inc	44,654
1,776		Lakeland Financial Corp	41,754
2,160		Macatawa Bank Corp	49,442
5,423		MAF Bancorp, Inc	223,916
2,825		MainSource Financial Group, Inc	47,940
4,748		MB Financial, Inc	175,059
2,354		MBT Financial Corp	34,933
1,313		Mercantile Bank Corp	51,929
1,326		MetroCorp Bancshares, Inc	30,087
3,632		Mid-State Bancshares	99,372
3,047		Midwest Banc Holdings, Inc	74,408
3,258		Nara Bancorp, Inc	59,589
759		NASB Financial, Inc	30,201
7,610		National Penn Bancshares, Inc	149,308
5,434		NBT Bancorp, Inc	126,395
7,715	*	Net 1 UEPS Technologies, Inc	176,365
7,808		NetBank, Inc	47,238

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
17,850		NewAlliance Bancshares, Inc	$261,503
1,603	*	Northern Empire Bancshares	44,916
3,017		Northwest Bancorp, Inc	76,934
1,439		OceanFirst Financial Corp	30,867
10,853		Old National Bancorp	207,292
2,100		Old Second Bancorp, Inc	62,916
2,014		Omega Financial Corp	60,561
3,320		Oriental Financial Group, Inc	39,574
7,529		Pacific Capital Bancorp	203,057
1,942		Park National Corp	194,375
7,078		Partners Trust Financial Group, Inc	75,805
1,669		Pennfed Financial Services, Inc	27,989
1,670		Peoples Bancorp, Inc	48,814
3,878		PFF Bancorp, Inc	143,641
2,547	*	Pinnacle Financial Partners, Inc	91,183
1,957		Placer Sierra Bancshares	43,465
637		Preferred Bank	38,201
2,287		Premierwest Bancorp	36,569
2,841		PrivateBancorp, Inc	129,891
4,211		Prosperity Bancshares, Inc	143,342
5,352		Provident Bankshares Corp	198,292
11,066		Provident Financial Services, Inc	204,832
6,521		Provident New York Bancorp	89,207
1,088	*	QC Holdings, Inc	12,980
4,604		R & G Financial Corp (Class B)	34,300
2,418		Renasant Corp	67,873
12,012		Republic Bancorp, Inc	160,120
1,294		Republic Bancorp, Inc (Class A)	27,368
1,463		Rockville Financial, Inc	21,199
877		Royal Bancshares of Pennsylvania (Class A)	23,758
4,281		S&T Bancorp, Inc	139,132
2,059		S.Y. Bancorp, Inc	61,091
2,329		Sandy Spring Bancorp, Inc	82,353
689		Santander BanCorp	13,015
1,370		SCBT Financial Corp	51,238
2,349		Seacoast Banking Corp of Florida	70,940
2,591		Security Bank Corp	58,582
1,434		Shore Bancshares, Inc	41,227
1,112		Sierra Bancorp	34,750
4,821	*	Signature Bank	149,114
2,193		Simmons First National Corp (Class A)	63,619
1,391		Smithtown Bancorp, Inc	37,543
1,639		Southside Bancshares, Inc	43,745
2,286		Southwest Bancorp, Inc	59,024
1,679		State National Bancshares, Inc	63,785
2,994		Sterling Bancorp	58,862
7,237		Sterling Bancshares, Inc	146,549
4,036		Sterling Financial Corp	88,752
5,949		Sterling Financial Corp	192,926
1,696		Suffolk Bancorp	54,136
1,776		Summit Bancshares, Inc	49,941
2,375	*	Sun Bancorp, Inc	44,721
3,122	*	Superior Bancorp	35,903
8,347		Susquehanna Bancshares, Inc	204,001

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
5,719	*	SVB Financial Group	$255,296
953		Taylor Capital Group, Inc	28,161
3,564	*	Texas Capital Bancshares, Inc	66,718
7,389		Texas Regional Bancshares, Inc (Class A)	284,107
1,531		Texas United Bancshares, Inc	50,508
2,786		TierOne Corp	94,529
1,098		Tompkins Trustco, Inc	49,904
2,228		Trico Bancshares	55,143
11,956		Trustco Bank Corp NY	129,603
7,564		Trustmark Corp	237,736
15,217		UCBH Holdings, Inc	265,689
5,185		UMB Financial Corp	189,615
9,031		Umpqua Holdings Corp	258,287
1,402		Union Bankshares Corp	62,137
5,987		United Bankshares, Inc	222,836
5,425		United Community Banks, Inc	163,021
4,291		United Community Financial Corp	52,865
1,049		United Security Bancshares	23,644
1,844		Univest Corp of Pennsylvania	53,273
1,811		USB Holding Co, Inc	39,951
1,372		Vineyard National Bancorp	35,617
2,436	*	Virginia Commerce Bancorp	54,079
1,764		Virginia Financial Group, Inc	48,439
17,798		W Holding Co, Inc	105,186
1,759		Washington Trust Bancorp, Inc	46,631
1,769	*	Wauwatosa Holdings, Inc	31,223
3,643		WesBanco, Inc	106,448
2,810		West Bancorporation, Inc	48,079
2,504		West Coast Bancorp	76,472
5,102		Westamerica Bancorporation	257,702
2,063	*	Western Alliance Bancorp	67,873
650		Westfield Financial, Inc	20,650
2,089		Willow Grove Bancorp, Inc	32,714
2,531		Wilshire Bancorp, Inc	48,190
4,176		Wintrust Financial Corp	209,426
943		WSFS Financial Corp	58,645
1,588		Yardville National Bancorp	56,628
		TOTAL DEPOSITORY INSTITUTIONS	21,079,239

EATING AND DRINKING PLACES - 1.91%
4,162	*	AFC Enterprises	60,099
11,966		Applebees International, Inc	257,389
2,383	*	BJ's Restaurants, Inc	52,450
5,651		Bob Evans Farms, Inc	171,112
1,164	*	Buffalo Wild Wings, Inc	44,523
3,241	*	California Pizza Kitchen, Inc	97,003
4,944		CBRL Group, Inc	199,886
5,357	*	CEC Entertainment, Inc	168,799
1,302	*	Chipotle Mexican Grill, Inc	64,670
10,858		CKE Restaurants, Inc	181,546
6,254	*	Cosi, Inc	33,521
14,680	*	Denny's Corp	50,059
6,014		Domino's Pizza, Inc	154,259
2,958		IHOP Corp	137,103

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
5,720	*	Jack in the Box, Inc	$298,470
9,062	*	Krispy Kreme Doughnuts, Inc	73,402
2,719		Landry's Restaurants, Inc	81,978
2,544		Lone Star Steakhouse & Saloon, Inc	70,647
3,387	*	Luby's, Inc	33,430
2,041	*	McCormick & Schmick's Seafood Restaurants, Inc	45,902
1,729	*	Morton's Restaurant Group, Inc	26,644
3,783	*	O'Charleys, Inc	71,764
3,888	*	Papa John's International, Inc	140,396
4,272	*	PF Chang's China Bistro, Inc	148,281
5,447	*	Rare Hospitality International, Inc	166,460
2,664	*	Red Robin Gourmet Burgers, Inc	122,837
9,507		Ruby Tuesday, Inc	268,002
2,858	*	Ruth's Chris Steak House, Inc	53,788
6,992	*	Ryan's Restaurant Group, Inc	110,963
13,854	*	Sonic Corp	313,239
8,451	*	Texas Roadhouse, Inc (Class A)	103,778
4,377	*	The Steak N Shake Co	73,928
9,778		Triarc Cos (Class B)	147,843
		TOTAL EATING AND DRINKING PLACES	4,024,171

EDUCATIONAL SERVICES - 0.34%
13,583	*	Corinthian Colleges, Inc	146,832
9,939	*	DeVry, Inc	211,403
3,587	*	Educate, Inc	28,660
874	*	Lincoln Educational Services Corp	14,299
2,338		Strayer Education, Inc	252,995
3,558	*	Universal Technical Institute, Inc	63,653
		TOTAL EDUCATIONAL SERVICES	717,842

ELECTRIC, GAS, AND SANITARY SERVICES - 3.38%
4,097		Allete, Inc	178,015
2,471		American Ecology Corp	48,778
2,703		American States Water Co	103,390
60,463	*	Aquila, Inc	261,805
7,962		Avista Corp	188,540
5,238		Black Hills Corp	176,049
2,800		California Water Service Group	103,404
1,749		Cascade Natural Gas Corp	45,631
3,537	*	Casella Waste Systems, Inc (Class A)	36,573
2,606		CH Energy Group, Inc	134,131
2,629	*	Clean Harbors, Inc	114,493
9,106		Cleco Corp	229,835
1,694		Crosstex Energy, Inc	151,732
14,162		Duquesne Light Holdings, Inc	278,425
7,745	*	El Paso Electric Co	173,023
4,890		Empire District Electric Co	109,438
1,167		EnergySouth, Inc	39,386
6,940		Idacorp, Inc	262,401
2,201		ITC Holdings Corp	68,671
3,528		Laclede Group, Inc	113,178
1,172		Markwest Hydrocarbon, Inc	32,816
4,225		Metal Management, Inc	117,624
3,299		MGE Energy, Inc	106,822

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,515		New Jersey Resources Corp	$222,589
7,166		Nicor, Inc	306,418
4,539		Northwest Natural Gas Co	178,292
5,815		NorthWestern Corp	203,409
1,333		Ormat Technologies, Inc	43,616
4,761		Otter Tail Corp	139,212
6,188		Peoples Energy Corp	251,542
1,729	*	Pico Holdings, Inc	56,279
12,315		Piedmont Natural Gas Co, Inc	311,693
2,612	*	Pike Electric Corp	38,919
11,845	*	Plug Power, Inc	48,209
11,103		PNM Resources, Inc	306,110
4,324		Portland General Electric Co	105,549
2,669		Resource America, Inc (Class A)	55,515
2,514		SJW Corp	75,194
4,812		South Jersey Industries, Inc	143,927
6,361		Southwest Gas Corp	211,948
3,737		Southwest Water Co	45,704
10,409		Synagro Technologies, Inc	43,926
68	b,m,v*	Touch America Holdings, Inc	0
3,971		UIL Holdings Corp	148,912
5,563		Unisource Energy Corp	185,415
7,176	*	Waste Connections, Inc	272,042
1,085		Waste Industries USA, Inc	29,328
4,375	*	Waste Services, Inc	39,987
14,039		Westar Energy, Inc	330,057
7,857		WGL Holdings, Inc	246,238
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	7,114,190

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.18%
4,083	*	Actel Corp	63,491
7,250		Acuity Brands, Inc	329,150
17,851	*	Adaptec, Inc	78,723
10,667		Adtran, Inc	254,301
5,932	*	Advanced Analogic Technologies, Inc	32,567
5,496	*	Advanced Energy Industries, Inc	93,652
11,870	*	Aeroflex, Inc	122,024
5,315	*	American Superconductor Corp	49,217
6,983	*	AMIS Holdings, Inc	66,269
16,907	*	Amkor Technology, Inc	87,240
7,888	*	Anadigics, Inc	56,478
25,945	*	Andrew Corp	239,472
47,206	*	Applied Micro Circuits Corp	136,425
16,967	*	Arris Group, Inc	194,442
8,244	*	Atheros Communications, Inc	149,464
6,089	*	ATMI, Inc	177,007
27,269	*	Avanex Corp	47,175
5,327		Baldor Electric Co	164,231
1,541		Bel Fuse, Inc (Class B)	49,451
10,354	*	Benchmark Electronics, Inc	278,316
10,466	*	Bookham, Inc	33,701
12,208	*	Broadwing Corp	154,065
44,022	*	Brocade Communications Systems, Inc	310,795
3,280	*	CalAmp Corp	19,975

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
18,141	*	Capstone Turbine Corp	$25,579
3,710	*	Carrier Access Corp	26,341
7,515	*	C-COR, Inc	64,479
4,350	*	Ceradyne, Inc	178,742
6,334	*	Checkpoint Systems, Inc	104,574
4,753	*	China BAK Battery, Inc	31,940
16	v*	China Energy Savings Technology, Inc	2
2,217	*	Color Kinetics, Inc	37,645
3,753	*	Comtech Telecommunications Corp	125,650
78,092	*	Conexant Systems, Inc	156,184
1,001	*	CPI International, Inc	13,183
5,513		CTS Corp	75,969
2,514		Cubic Corp	49,224
3,168	*	Diodes, Inc	136,763
1,305	*	Directed Electronics, Inc	19,706
5,364	*	Ditech Networks, Inc	41,356
4,908	*	DSP Group, Inc	112,148
2,849	*	DTS, Inc	60,342
4,599	*	Electro Scientific Industries, Inc	94,739
6,164	*	Emcore Corp	36,491
2,564	*	EMS Technologies, Inc	48,152
6,375	*	Energy Conversion Devices, Inc	236,130
7,410	*	EnerSys	118,856
10,899	*	Evergreen Solar, Inc	90,462
5,055	*	Exar Corp	67,181
36,782	*	Finisar Corp	133,519
3,625		Franklin Electric Co, Inc	192,632
8,248	*	FuelCell Energy, Inc	62,767
40,274	*	Gemstar-TV Guide International, Inc	133,710
4,033	*	Genlyte Group, Inc	287,150
15,259	*	GrafTech International Ltd	89,113
3,653	*	Greatbatch, Inc	82,631
12,390	*	Harmonic, Inc	91,067
15,193	*	Hexcel Corp	214,981
2,157	*	Hittite Microwave Corp	95,987
4,183	*	Hutchinson Technology, Inc	87,968
1,951	*	ID Systems, Inc	46,102
3,445	*	Ikanos Communications, Inc	40,548
5,616		Imation Corp	225,482
8,482	*	Interdigital Communications Corp	289,236
7,705	*	International DisplayWorks, Inc	49,081
3,349		Inter-Tel, Inc	72,338
6,028	*	InterVoice, Inc	38,218
1,991	*	iRobot Corp	39,939
4,601	*	IXYS Corp	38,602
14,221	*	Kemet Corp	114,763
2,218	*	Lamson & Sessions Co	52,833
17,908	*	Lattice Semiconductor Corp	122,133
3,648	*	Littelfuse, Inc	126,586
1,937	*	Loral Space & Communications, Inc	50,982
3,135		LSI Industries, Inc	50,944
8,161	*	Mattson Technology, Inc	67,736
2,397	*	Maxwell Technologies, Inc	48,755
24,332	*	McData Corp (Class A)	122,390

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
3,220	*	Medis Technologies Ltd	$79,566
3,367	*	Mercury Computer Systems, Inc	39,899
5,601		Methode Electronics, Inc	53,265
2,240	*	Metrologic Instruments, Inc	40,678
11,714	*	Micrel, Inc	112,337
11,393	*	Microsemi Corp	214,758
8,941	*	Microtune, Inc	43,453
19,300	*	Mindspeed Technologies, Inc	33,389
6,898	*	MIPS Technologies, Inc	46,561
4,546	*	Mobility Electronics, Inc	25,276
3,852	*	Monolithic Power Systems, Inc	36,440
5,954	*	Moog, Inc	206,366
3,181	*	MoSys, Inc	21,408
21,282	*	MRV Communications, Inc	58,738
1,338	*	Multi-Fineline Electronix, Inc	33,945
725		National Presto Industries, Inc	40,071
2,480	*	Netlogic Microsystems, Inc	62,918
8,421	*	Omnivision Technologies, Inc	120,168
24,140	*	ON Semiconductor Corp	141,943
15,406	*	Openwave Systems, Inc	144,200
2,728	*	Oplink Communications Inc	54,505
5,851	*	Optical Communication Products, Inc	11,526
2,507	*	OSI Systems, Inc	49,137
3,327		Park Electrochemical Corp	105,399
2,657	*	Parkervision, Inc	19,316
4,036	*	Pericom Semiconductor Corp	39,351
6,811	*	Photronics, Inc	96,239
7,530		Plantronics, Inc	132,001
7,474	*	Plexus Corp	143,501
4,335	*	PLX Technology, Inc	44,954
14,054	*	Polycom, Inc	344,745
4,260	*	Portalplayer, Inc	48,053
1,419	*	Powell Industries, Inc	31,402
11,403	*	Power-One, Inc	82,558
17,653	*	Powerwave Technologies, Inc	134,163
8,224	*	Quantum Fuel Systems Technologies Worldwide, Inc	16,283
3,106	*	Radyne Corp	38,017
2,504		Raven Industries, Inc	75,145
5,013		Regal-Beloit Corp	218,065
31,239	*	RF Micro Devices, Inc	236,792
2,871	*	Rogers Corp	177,284
11,608	*	Semtech Corp	148,118
12,897	*	Silicon Image, Inc	164,050
14,041	*	Silicon Storage Technology, Inc	57,849
4,064	*	Sirenza Microdevices, Inc	32,106
25,468	*	Skyworks Solutions, Inc	132,179
5,795	*	Spectrum Brands, Inc	48,910
1,699	*	Staktek Holdings, Inc	10,160
3,666	*	Standard Microsystems Corp	104,188
15,575	*	Stratex Networks, Inc	69,153
1,670	*	Sunpower Corp	46,326
1,858	*	Supertex, Inc	72,220
29,722	*	Sycamore Networks, Inc	112,349
7,533	*	Symmetricom, Inc	60,791

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,151	*	Synaptics, Inc	$101,160
6,499		Technitrol, Inc	193,995
770	*	Techwell, Inc	11,535
9,107	*	Tekelec	118,027
7,435	*	Tessera Technologies, Inc	258,589
32,764	*	Transmeta Corp	37,679
21,260	*	Transwitch Corp	29,977
9,334	*	Trident Microsystems, Inc	217,109
22,705	*	Triquint Semiconductor, Inc	118,066
6,653	*	TTM Technologies, Inc	77,840
2,341	*	Ulticom, Inc	24,370
4,068	*	Universal Display Corp	44,870
2,097	*	Universal Electronics, Inc	39,843
19,091	*	Utstarcom, Inc	169,337
9,217	*	Varian Semiconductor Equipment Associates, Inc	338,264
3,406	*	Viasat, Inc	85,422
3,157		Vicor Corp	36,432
2,787	*	Virage Logic Corp	25,390
2,984	*	Volterra Semiconductor Corp	48,490
18,702	*	Zhone Technologies, Inc	20,011
2,598	*	Zoltek Cos, Inc	66,379
7,845	*	Zoran Corp	126,148
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	15,108,809

ENGINEERING AND MANAGEMENT SERVICES - 2.30%
3,006	*	Advisory Board Co	151,863
12,404	*	Applera Corp (Celera Genomics Group)	172,664
9,791	*	Ariad Pharmaceuticals, Inc	42,689
2,081		CDI Corp	43,098
1,611	*	Cornell Cos, Inc	27,838
1,867	*	CRA International, Inc	88,981
9,059	*	CV Therapeutics, Inc	100,917
9,697	*	deCODE genetics, Inc	53,334
4,715	*	Diamond Management & Technology Consultants, Inc	52,525
14,453	*	Digitas, Inc	139,038
5,096	*	Diversa Corp	40,870
7,755	*	eResearch Technology, Inc	62,893
3,170	*	Essex Corp	55,158
13,521	*	Exelixis, Inc	117,768
2,404	*	Exponent, Inc	40,075
3,835	*	First Consulting Group, Inc	37,391
8,375	*	Harris Interactive, Inc	51,088
2,868	*	Huron Consulting Group, Inc	112,426
10,618	*	ICOS Corp	266,087
13,081	*	Incyte Corp	55,333
4,140	*	Infrasource Services, Inc	72,657
11,806	*	Isis Pharmaceuticals, Inc	84,767
1,944	*	Kendle International, Inc	62,247
1,401		Landauer, Inc	71,101
3,744	*	LECG Corp	70,237
10,843	*	Lexicon Genetics, Inc	40,878
5,395	*	Lifecell Corp	173,827
4,925	*	Luminex Corp	89,783
3,321		MAXIMUS, Inc	86,678

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,663	*	Maxygen, Inc	$38,750
21,764	*	Monogram Biosciences, Inc	33,299
1,823	*	MTC Technologies, Inc	43,825
6,356	*	Myriad Genetics, Inc	156,675
6,868	*	Navigant Consulting, Inc	137,772
4,276	*	Omnicell, Inc	76,498
5,357	*	Per-Se Technologies, Inc	122,032
2,929	*	PharmaNet Development Group, Inc	56,910
7,437	*	Regeneron Pharmaceuticals, Inc	116,687
22,583	*	Rentech, Inc	104,559
7,875	*	Resources Connection, Inc	210,971
4,337	*	Rigel Pharmaceuticals, Inc	44,541
5,029	*	Sangamo Biosciences, Inc	27,961
8,938	*	Savient Pharmaceuticals, Inc	58,186
4,698	*	Senomyx, Inc	72,208
5,408	*	Symyx Technologies, Inc	114,596
1,668	*	Tejon Ranch Co	70,773
8,309	*	Telik, Inc	147,817
9,424	*	Tetra Tech, Inc	164,166
2,945	*	Trimeris, Inc	25,916
4,664		Washington Group International, Inc	274,523
6,813		Watson Wyatt & Co Holdings	278,788
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	4,841,664

ENVIRONMENTAL QUALITY AND HOUSING - 0.02%
7,807	*	Home Solutions of America, Inc	42,782
		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	42,782

FABRICATED METAL PRODUCTS - 1.05%
1,447		Ameron International Corp	96,139
5,679		Aptargroup, Inc	288,947
1,840	*	Chart Industries, Inc	22,650
2,454		CIRCOR International, Inc	74,970
3,353	*	Commercial Vehicle Group, Inc	64,579
299		Compx International, Inc	4,661
1,877		Dynamic Materials Corp	60,852
4,795	*	Griffon Corp	114,457
1,964		Gulf Island Fabrication, Inc	51,241
2,270		Insteel Industries, Inc	45,105
12,262	*	Jacuzzi Brands, Inc	122,497
2,389	*	Ladish Co, Inc	68,994
1,936		Lifetime Brands, Inc	35,855
5,665	*	Mobile Mini, Inc	160,943
3,973	*	Mueller Water Products, Inc	58,046
3,233	*	NCI Building Systems, Inc	188,064
1,500	*	PGT, Inc	21,090
1,195	*	Shiloh Industries, Inc	16,109
3,817		Silgan Holdings, Inc	143,366
5,909		Simpson Manufacturing Co, Inc	159,720
4,965	*	Smith & Wesson Holding Corp	68,914
9,684	*	Taser International, Inc	74,179
2,863		Valmont Industries, Inc	149,592
4,009		Watts Water Technologies, Inc (Class A)	127,326
		TOTAL FABRICATED METAL PRODUCTS	2,218,296

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

FOOD AND KINDRED PRODUCTS - 1.00%
916	*	Altus Pharmaceuticals, Inc	$14,629
1,519	*	Boston Beer Co, Inc (Class A)	49,899
762		Coca-Cola Bottling Co Consolidated	47,229
13,023	*	Darling International, Inc	54,566
2,705		Diamond Foods, Inc	38,709
1,123		Farmer Bros Co	23,066
8,333		Flowers Foods, Inc	223,991
8,238	*	Gold Kist, Inc	171,680
1,886		Imperial Sugar Co	58,692
2,149		J&J Snack Foods Corp	66,834
3,988	*	Jones Soda Co	35,693
3,948		Lancaster Colony Corp	176,712
4,959		Lance, Inc	109,197
1,981	*	M&F Worldwide Corp	29,121
1,659		MGP Ingredients, Inc	35,287
1,437		National Beverage Corp	17,115
2,309	*	Peet's Coffee & Tea, Inc	57,748
5,578	*	Performance Food Group Co	156,686
2,381		Premium Standard Farms, Inc	45,358
4,307	*	Ralcorp Holdings, Inc	207,727
2,685		Reddy Ice Holdings, Inc	64,977
2,737		Sanderson Farms, Inc	88,569
5,689		Tootsie Roll Industries, Inc	166,745
5,571		Topps Co, Inc	49,916
4,961	*	TreeHouse Foods, Inc	117,328
		TOTAL FOOD AND KINDRED PRODUCTS	2,107,474

FOOD STORES - 0.36%
182		Arden Group, Inc (Class A)	21,185
3,046		Great Atlantic & Pacific Tea Co, Inc	73,348
1,910		Ingles Markets, Inc (Class A)	50,386
3,644	*	Pantry, Inc	205,412
8,240	*	Pathmark Stores, Inc	81,988
6,292		Ruddick Corp	163,781
351		Village Super Market	23,482
1,664		Weis Markets, Inc	66,227
4,608	*	Wild Oats Markets, Inc	74,511
		TOTAL FOOD STORES	760,320

FURNITURE AND FIXTURES - 0.72%
5,267		Ethan Allen Interiors, Inc	182,554
7,170		Furniture Brands International, Inc	136,517
10,707		Herman Miller, Inc	366,286
1,519		Hooker Furniture Corp	22,269
7,875	*	Interface, Inc (Class A)	101,430
3,723		Kimball International, Inc (Class B)	71,854
8,448		La-Z-Boy, Inc	117,934
3,345		Sealy Corp	43,686
8,638	*	Select Comfort Corp	188,999
1,951		Stanley Furniture Co, Inc	41,576
8,029	*	Tempur-Pedic International, Inc	137,858
4,889	*	Williams Scotsman International, Inc	104,429
		TOTAL FURNITURE AND FIXTURES	1,515,392

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

FURNITURE AND HOMEFURNISHINGS STORES - 0.30%
3,523	*	Cost Plus, Inc	$42,170
4,710	*	Guitar Center, Inc	210,443
3,491		Haverty Furniture Cos, Inc	55,681
5,400		Knoll, Inc	109,080
13,515		Pier 1 Imports, Inc	100,281
4,919	*	Restoration Hardware, Inc	42,648
4,796		Tuesday Morning Corp	66,568
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	626,871

GENERAL BUILDING CONTRACTORS - 0.47%
236		Amrep Corp	11,533
860	*	Avatar Holdings, Inc	50,792
2,081		Brookfield Homes Corp	58,601
1,069	*	Cavco Industries, Inc	33,684
8,127	*	Hovnanian Enterprises, Inc (Class A)	238,446
3,063		Levitt Corp (Class A)	36,021
2,032		M/I Homes, Inc	71,831
3,602		McGrath RentCorp	92,211
3,726	*	Meritage Homes Corp	155,039
1,414	*	Palm Harbor Homes, Inc	21,153
3,383	*	Perini Corp	70,637
900	*	Team, Inc	22,554
3,327		Technical Olympic USA, Inc	32,704
5,172	*	WCI Communities, Inc	90,200
		TOTAL GENERAL BUILDING CONTRACTORS	985,406

GENERAL MERCHANDISE STORES - 0.47%
7,350	*	99 Cents Only Stores	86,950
18,202	*	Big Lots, Inc	360,582
1,196		Bon-Ton Stores, Inc	35,569
5,269	*	Cabela's, Inc	114,495
7,983		Casey's General Stores, Inc	177,781
1,102	*	Conn's, Inc	22,999
6,370		Fred's, Inc	80,389
3,009	*	Retail Ventures, Inc	46,369
4,074		Stein Mart, Inc	61,966
		TOTAL GENERAL MERCHANDISE STORES	987,100

HEALTH SERVICES - 1.56%
2,811	*	Alliance Imaging, Inc	21,954
2,630	*	Amedisys, Inc	104,332
4,810	*	Amsurg Corp	107,071
6,784	*	Apria Healthcare Group, Inc	133,916
1,724	*	Bio-Reference Labs, Inc	38,704
771	*	Corvel Corp	27,047
5,177	*	Cross Country Healthcare, Inc	88,009
702	*	Emeritus Corp	15,128
4,176	*	Enzo Biochem, Inc	50,905
5,112	*	Five Star Quality Care, Inc	55,005
3,192	*	Genesis HealthCare Corp	152,035
1,754	*	Genomic Health, Inc	25,363

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,123	*	Gentiva Health Services, Inc	$67,782
5,596	*	Healthways, Inc	249,582
2,631	*	Horizon Health Corp	40,175
4,785	*	Hythiam, Inc	34,548
4,584	*	Kindred Healthcare, Inc	136,282
3,431		LCA-Vision, Inc	141,735
1,876	*	LHC Group, Inc	41,872
5,958	*	Magellan Health Services, Inc	253,811
3,495	*	Matria Healthcare, Inc	97,126
1,370	*	Medcath Corp	41,223
1,129		National Healthcare Corp	60,661
14,424	*	Nektar Therapeutics	207,850
834	*	Nighthawk Radiology Holdings, Inc	15,954
5,437	*	Odyssey HealthCare, Inc	77,097
4,282		Option Care, Inc	57,336
8,528	*	Psychiatric Solutions, Inc	290,720
1,991	*	Radiation Therapy Services, Inc	58,197
2,746	*	RehabCare Group, Inc	35,973
3,968	*	Stereotaxis, Inc	41,069
3,952	*	Sun Healthcare Group, Inc	42,444
7,085	*	Sunrise Senior Living, Inc	211,629
2,793	*	Symbion, Inc	51,279
7,170	*	United Surgical Partners International, Inc	178,031
1,890	*	VistaCare, Inc (Class A)	19,656
		TOTAL HEALTH SERVICES	3,271,501

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.18%
5,583		Granite Construction, Inc	297,853
3,472	*	Matrix Service Co	45,448
1,589	*	Sterling Construction Co, Inc	31,875
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	375,176

HOLDING AND OTHER INVESTMENT OFFICES - 9.53%
8,415		Aames Investment Corp	29,621
5,088		Acadia Realty Trust	129,744
5,484	*	Affordable Residential Communities	53,140
1,171		Agree Realty Corp	38,467
345	*	Alexander's, Inc	107,036
4,285		Alexandria Real Estate Equities, Inc	401,933
3,604		American Campus Communities, Inc	91,938
21,051		American Financial Realty Trust	234,929
7,077		American Home Mortgage Investment Corp	246,775
9,145		Anthracite Capital, Inc	117,605
6,631		Anworth Mortgage Asset Corp	55,369
13,083		Apollo Investment Corp	268,332
1,939		Arbor Realty Trust, Inc	49,561
9,706		Ashford Hospitality Trust, Inc	115,793
10,506		BioMed Realty Trust, Inc	318,752
5,326		Capital Lease Funding, Inc	59,065
464		Capital Southwest Corp	55,286
1,760		Capital Trust, Inc	71,685
5,545		Cedar Shopping Centers, Inc	89,663
1,872		CentraCore Properties Trust	59,436
1,197		Cherokee, Inc	43,822

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
1,852		Compass Diversified Trust	$28,336
5,370		Corporate Office Properties Trust	240,361
6,214		Cousins Properties, Inc	212,581
12,704		Crescent Real Estate Equities Co	277,074
1,110		Crystal River Capital, Inc	25,397
8,320		Deerfield Triarc Capital Corp	109,075
10,535		DiamondRock Hospitality Co	174,986
2,878		Digital Realty Trust, Inc	90,139
3,613		EastGroup Properties, Inc	180,144
4,083		Education Realty Trust, Inc	60,265
526	*	Enstar Group, Inc	50,254
4,293		Entertainment Properties Trust	211,731
8,699		Equity Inns, Inc	138,488
3,118		Equity Lifestyle Properties, Inc	142,524
6,068		Equity One, Inc	145,450
9,142		Extra Space Storage, Inc	158,248
9,604		FelCor Lodging Trust, Inc	192,560
7,893		Fieldstone Investment Corp	68,906
7,215		First Industrial Realty Trust, Inc	317,460
3,778		First Potomac Realty Trust	114,171
9,415		Franklin Street Properties Corp	186,982
23,793		Friedman Billings Ramsey Group, Inc	191,058
2,976		Getty Realty Corp	87,137
1,830		Gladstone Capital Corp	40,278
2,473		Gladstone Investment Corp	36,106
5,147		Glenborough Realty Trust, Inc	132,432
6,087		Glimcher Realty Trust	150,836
6,274		GMH Communities Trust	79,178
2,944		Gramercy Capital Corp	74,218
3,436		Harris & Harris Group, Inc	42,194
7,705		Healthcare Realty Trust, Inc	295,949
4,579		Heritage Property Investment Trust	166,950
3,938		Hersha Hospitality Trust	37,805
9,437		Highland Hospitality Corp	135,232
8,714		Highwoods Properties, Inc	324,248
5,498		Home Properties, Inc	314,266
8,630		HomeBanc Corp	53,075
12,654		IMPAC Mortgage Holdings, Inc	118,568
11,104		Inland Real Estate Corp	194,542
7,025		Innkeepers U.S.A. Trust	114,437
7,598		Investors Real Estate Trust	74,156
55,850		iShares Russell 2000 Index Fund	4,021,200
4,084		JER Investors Trust, Inc	70,081
4,394		Kite Realty Group Trust	74,874
12,978		KKR Financial Corp	318,480
6,481		LaSalle Hotel Properties	280,887
8,387		Lexington Corporate Properties Trust	177,637
3,838		LTC Properties, Inc	93,072
6,179		Luminent Mortgage Capital, Inc	63,582
6,153		Maguire Properties, Inc	250,673
6,266		Medical Properties Trust, Inc	83,902
12,313		MFA Mortgage Investments, Inc	91,732
3,806		Mid-America Apartment Communities, Inc	233,003
8,976		Mills Corp	149,989

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,597		MortgageIT Holdings, Inc	$64,726
2,490		MVC Capital, Inc	32,270
3,801		National Health Investors, Inc	107,682
9,344		National Retail Properties, Inc	201,830
12,904		Nationwide Health Properties, Inc	345,053
7,157		Newcastle Investment Corp	196,173
3,163		Newkirk Realty Trust, Inc	52,126
6,775		NorthStar Realty Finance Corp	86,043
5,257		Novastar Financial, Inc	153,452
9,252		Omega Healthcare Investors, Inc	138,873
2,393		Parkway Properties, Inc	111,251
5,901		Pennsylvania Real Estate Investment Trust	251,206
6,913		Post Properties, Inc	328,506
6,221		Potlatch Corp	230,799
2,601		PS Business Parks, Inc	156,840
4,605		RAIT Investment Trust	132,854
2,632		Ramco-Gershenson Properties	84,092
14,358		Realty Income Corp	354,786
3,169		Redwood Trust, Inc	159,623
3,674		Republic Property Trust	40,487
526		Resource Capital Corp	8,127
1,731		Saul Centers, Inc	77,895
7,856		Saxon Capital, Inc	110,298
10,479		Senior Housing Properties Trust	223,622
2,492		Sizeler Property Investors, Inc	37,455
2,923		Sovran Self Storage, Inc	162,373
15,382		Spirit Finance Corp	178,585
3,312	*	Star Maritime Acquisition Corp	31,828
11,888		Strategic Hotels & Resorts, Inc	236,333
3,003		Sun Communities, Inc	95,976
9,332		Sunstone Hotel Investors, Inc	277,347
4,960		Tanger Factory Outlet Centers, Inc	176,675
2,003		Tarragon Corp	20,851
10,698		Trustreet Properties, Inc	133,832
1,891		Universal Health Realty Income Trust	67,792
3,239		Urstadt Biddle Properties, Inc (Class A)	58,853
7,430		U-Store-It Trust	159,448
7,277		Washington Real Estate Investment Trust	289,625
3,341		Windrose Medical Properties Trust	59,069
3,932		Winston Hotels, Inc	48,442
4,542		Winthrop Realty Trust	29,296
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	20,047,255

HOTELS AND OTHER LODGING PLACES - 0.65%
4,115		Ameristar Casinos, Inc	89,337
5,836	*	Aztar Corp	309,366
3,569	*	Bluegreen Corp	40,936
6,540	*	Gaylord Entertainment Co	286,779
4,213	*	Great Wolf Resorts, Inc	50,387
2,495	*	Isle of Capri Casinos, Inc	52,545
3,247	*	Lodgian, Inc	43,120
3,379		Marcus Corp	77,616
1,766	*	Monarch Casino & Resort, Inc	34,243
2,902	*	Morgans Hotel Group Co	36,275

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
2,550	*	Outdoor Channel Holdings, Inc	$27,770
1,886	*	Riviera Holdings Corp	38,531
4,980	*	Trump Entertainment Resorts, Inc	84,461
4,960	*	Vail Resorts, Inc	198,499
		TOTAL HOTELS AND OTHER LODGING PLACES	1,369,865

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.73%
1,359		Aaon, Inc	30,999
4,425		Actuant Corp	221,692
4,225		Albany International Corp (Class A)	134,440
3,010	*	Allis-Chalmers Energy, Inc	44,066
1,265		Ampco-Pittsburgh Corp	39,126
2,792	*	Astec Industries, Inc	70,498
3,258	*	ASV, Inc	48,577
7,541	*	Asyst Technologies, Inc	50,977
15,751	*	Axcelis Technologies, Inc	111,202
846	*	Basin Water, Inc	6,929
2,768		Black Box Corp	107,731
5,959	*	Blount International, Inc	59,709
8,249		Briggs & Stratton Corp	227,260
12,028	*	Brooks Automation, Inc	156,965
5,080		Bucyrus International, Inc (Class A)	215,494
2,044		Cascade Corp	93,309
13,881	*	Cirrus Logic, Inc	101,192
2,904	*	Columbus McKinnon Corp	52,359
7,081		Curtiss-Wright Corp	214,908
6,254	*	Cymer, Inc	274,613
1,753	*	Dril-Quip, Inc	118,643
9,444	*	Electronics for Imaging, Inc	216,079
13,602	*	Emulex Corp	247,148
2,272	*	ENGlobal Corp	14,064
3,346	*	EnPro Industries, Inc	100,581
22,348	*	Entegris, Inc	243,817
19,632	*	Extreme Networks, Inc	71,264
1,844	*	Flanders Corp	15,785
6,014	*	Flow International Corp	78,002
47,088	*	Gateway, Inc	88,996
1,646	*	Gehl Co	44,080
8,178	*	Global Imaging Systems, Inc	180,488
3,779	*	Goodman Global, Inc	50,450
1,554		Gorman-Rupp Co	50,816
2,895	*	Hydril	162,294
7,983	*	Intermec, Inc	210,432
3,235	*	Intevac, Inc	54,348
2,265	*	Kadant, Inc	55,628
4,521		Kaydon Corp	167,367
4,917	*	Komag, Inc	157,147
9,465	*	Kulicke & Soffa Industries, Inc	83,671
1,752	*	LB Foster Co	28,207
1,785		Lindsay Manufacturing Co	51,319
2,352		Lufkin Industries, Inc	124,468
6,265	*	Micros Systems, Inc	306,484
1,032	*	Middleby Corp	79,526
5,474		Modine Manufacturing Co	133,182

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
882		Nacco Industries, Inc (Class A)	$119,873
2,246	*	NATCO Group, Inc	64,685
5,373	*	Netgear, Inc	110,630
2,707		NN, Inc	32,024
4,828		Nordson Corp	192,444
7,975	*	Oil States International, Inc	219,312
14,764	*	Palm, Inc	214,964
6,549	*	Paxar Corp	130,849
4,298	*	ProQuest Co	55,960
33,355	*	Quantum Corp	72,714
4,583	*	Rackable Systems, Inc	125,437
3,204	*	RBC Bearings, Inc	77,377
2,132		Robbins & Myers, Inc	65,921
20,514	*	Safeguard Scientifics, Inc	40,207
1,625		Sauer-Danfoss, Inc	38,967
4,109	*	Scansource, Inc	124,626
3,744	*	Semitool, Inc	38,713
3,720	*	Sigma Designs, Inc	55,614
1,974		Standex International Corp	55,035
440	*	T-3 Energy Services, Inc	8,831
2,795	*	Tecumseh Products Co (Class A)	42,512
2,804		Tennant Co	68,249
2,476	*	TurboChef Technologies, Inc	34,416
4,077	*	Ultratech, Inc	54,306
10,533	*	VA Software Corp	42,343
4,526		Watsco, Inc	208,241
4,761		Woodward Governor Co	159,684
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	7,850,266

INSTRUMENTS AND RELATED PRODUCTS - 5.44%
3,137	*	Abaxis, Inc	73,374
3,825	*	Abiomed, Inc	56,572
1,591	*	ADE Corp	50,944
10,874	*	Affymetrix, Inc	234,443
8,413	*	Align Technology, Inc	95,740
11,151	*	American Medical Systems Holdings, Inc	205,513
1,417	*	American Science & Engineering, Inc	68,753
2,292		Analogic Corp	117,625
2,592	*	Anaren, Inc	54,613
2,122	*	Angiodynamics, Inc	43,947
2,086	*	Argon ST, Inc	50,001
3,636		Arrow International, Inc	115,661
4,276	*	Arthrocare Corp	200,373
2,498	*	Aspect Medical Systems, Inc	42,641
2,266		Badger Meter, Inc	57,081
2,975	*	Bio-Rad Laboratories, Inc (Class A)	210,422
2,727	*	Biosite, Inc	126,069
7,166	*	Bruker BioSciences Corp	50,234
3,727	*	Candela Corp	40,662
8,781	*	Cepheid, Inc	63,399
5,043	*	Cerus Corp	27,989
2,042		CNS, Inc	57,646
4,881	*	Coherent, Inc	169,175
3,702		Cohu, Inc	66,007

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
4,463	*	Conmed Corp	$94,214
16,479	*	Credence Systems Corp	46,965
3,455	*	Cyberonics, Inc	60,566
2,051		Datascope Corp	68,647
6,401	*	Depomed, Inc	26,116
2,981	*	DexCom, Inc	33,179
3,156	*	Dionex Corp	160,767
3,763	*	DJ Orthopedics, Inc	156,277
243	*	DXP Enterprises, Inc	5,684
1,034	*	Eagle Test Systems, Inc	17,082
2,564		EDO Corp	58,664
9,517	*	Encore Medical Corp	59,957
4,199	*	ESCO Technologies, Inc	193,322
4,105	*	Esterline Technologies Corp	138,585
2,700	*	ev3, Inc	45,927
1,812	*	Excel Technology, Inc	53,617
3,819	*	FEI Co	80,619
11,133	*	Flir Systems, Inc	302,372
7,376	*	Formfactor, Inc	310,751
7,037	*	Fossil, Inc	151,577
2,887	*	Foxhollow Technologies, Inc	98,707
4,341	*	Haemonetics Corp	203,159
5,801	*	HealthTronics, Inc	35,792
2,548	*	Herley Industries, Inc	31,544
8,491	*	Hologic, Inc	369,528
2,365	*	ICU Medical, Inc	107,560
3,758	*	I-Flow Corp	45,171
3,855	*	II-VI, Inc	96,067
7,400	*	Illumina, Inc	244,496
11,265	*	Input/Output, Inc	111,861
3,039	*	Integra LifeSciences Holdings Corp	113,902
6,773	*	Intermagnetics General Corp	183,210
3,466	*	Intralase Corp	68,315
4,991		Invacare Corp	117,388
4,757	*	Ionatron, Inc	22,881
2,866	*	IRIS International, Inc	32,959
4,079	*	Itron, Inc	227,608
6,863	*	Ixia	61,149
1,870	*	Kensey Nash Corp	54,735
10,140	*	Kopin Corp	33,969
7,128	*	Kyphon, Inc	266,730
10,251	*	L-1 Identity Solutions, Inc	133,776
9,454	*	LTX Corp	47,365
2,173	*	Measurement Specialties, Inc	40,526
1,298	*	Medical Action Industries, Inc	34,903
5,876		Mentor Corp	296,092
4,175	*	Merit Medical Systems, Inc	56,697
5,030		Mine Safety Appliances Co	179,269
5,833	*	MKS Instruments, Inc	118,468
2,605	*	Molecular Devices Corp	48,166
2,714		Movado Group, Inc	68,990
3,003		MTS Systems Corp	97,117
3,420	*	Natus Medical, Inc	46,683
2,010	*	Neurometrix, Inc	38,210

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
6,533	*	Newport Corp	$106,488
853	*	Nextest Systems Corp	11,225
2,122	*	Northstar Neuroscience, Inc	28,010
5,409	*	NuVasive, Inc	108,775
1,702	*	NxStage Medical, Inc	14,927
3,815		Oakley, Inc	65,046
676	*	OYO Geospace Corp	38,363
2,836	*	Palomar Medical Technologies, Inc	119,679
2,537	*	Photon Dynamics, Inc	33,666
3,702		PolyMedica Corp	158,483
5,442	*	RAE Systems, Inc	16,598
2,427	*	Rofin-Sinar Technologies, Inc	147,489
4,055	*	Rudolph Technologies, Inc	74,328
8,363	*	Sirf Technology Holdings, Inc	200,628
2,765		Sirona Dental Systems, Inc	91,051
4,209	*	Sonic Solutions, Inc	64,145
2,567	*	SonoSite, Inc	72,903
4,940	*	Spectranetics Corp	57,798
10,905		STERIS Corp	262,374
5,380	*	Symmetry Medical, Inc	81,184
5,442	*	Teledyne Technologies, Inc	215,503
9,127	*	ThermoGenesis Corp	35,321
8,647	*	Thoratec Corp	134,980
4,809	*	TriPath Imaging, Inc	43,425
1,519		United Industrial Corp	81,267
4,989	*	Varian, Inc	228,845
4,869	*	Veeco Instruments, Inc	98,110
4,650	*	Ventana Medical Systems, Inc	189,860
5,142	*	Viasys Healthcare, Inc	140,068
2,116	*	Vital Images, Inc	66,823
1,102		Vital Signs, Inc	62,384
1,100		Volcano Corp	12,639
5,455	*	Wright Medical Group, Inc	132,284
4,507		X-Rite, Inc	48,405
725		Young Innovations, Inc	26,071
1,519	*	Zoll Medical Corp	54,517
3,048	*	Zygo Corp	38,862
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	11,439,289

INSURANCE AGENTS, BROKERS AND SERVICE - 0.33%
2,600		Clark, Inc	29,302
3,559		Crawford & Co (Class B)	24,166
5,825		Hilb Rogal & Hobbs Co	248,436
1,546	*	James River Group, Inc	45,375
6,028		National Financial Partners Corp	247,329
7,515	*	USI Holdings Corp	101,828
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	696,436

INSURANCE CARRIERS - 2.60%
5,202		21st Century Insurance Group	77,770
1,568		Affirmative Insurance Holdings, Inc	22,971
5,389		Alfa Corp	93,068
9,098		American Equity Investment Life Holding Co	111,632
1,085	*	American Physicians Capital, Inc	52,492

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
8,323	*	AMERIGROUP Corp	$245,945
5,030	*	Argonaut Group, Inc	156,081
1,487		Baldwin & Lyons, Inc (Class B)	36,015
2,478		Bristol West Holdings, Inc	36,055
6,899	*	Centene Corp	113,420
2,493	*	CNA Surety Corp	50,359
8,759		Commerce Group, Inc	263,208
760	*	Darwin Professional Underwriters, Inc	16,880
6,712		Delphi Financial Group, Inc (Class A)	267,675
2,397		Direct General Corp	32,264
1,916		Donegal Group, Inc	38,742
1,007		EMC Insurance Group, Inc	29,042
2,200		FBL Financial Group, Inc (Class A)	73,634
2,772	*	First Acceptance Corp	31,850
1,641	*	Fpic Insurance Group, Inc	65,000
1,397		Great American Financial Resources, Inc	29,239
2,163		Harleysville Group, Inc	75,683
4,346	*	HealthExtras, Inc	123,035
2,931	*	Healthspring, Inc	56,422
6,874		Horace Mann Educators Corp	132,187
659		Independence Holding Co	14,340
3,424		Infinity Property & Casualty Corp	140,829
796		Kansas City Life Insurance Co	36,250
2,803		LandAmerica Financial Group, Inc	184,409
4,274	*	Meadowbrook Insurance Group, Inc	48,125
1,946		Midland Co	84,301
2,063	*	Molina Healthcare, Inc	72,948
2,508		National Interstate Corp	61,697
358		National Western Life Insurance Co (Class A)	82,301
2,175	*	Navigators Group, Inc	104,422
821		NYMAGIC, Inc	26,026
2,109		Odyssey Re Holdings Corp	71,242
10,317		Ohio Casualty Corp	266,901
18,150		Phoenix Cos, Inc	254,100
4,719	*	PMA Capital Corp (Class A)	41,622
3,358		Presidential Life Corp	75,118
5,347	*	ProAssurance Corp	263,500
3,657		RLI Corp	185,739
2,332		Safety Insurance Group, Inc	113,475
1,422	*	SCPIE Holdings, Inc	33,474
2,242	*	SeaBright Insurance Holdings, Inc	31,321
4,701		Selective Insurance Group, Inc	247,320
2,443		State Auto Financial Corp	74,634
2,811		Stewart Information Services Corp	97,738
2,626		Tower Group, Inc	87,577
1,906	*	Triad Guaranty, Inc	97,530
3,295		United Fire & Casualty Co	103,134
5,894	*	Universal American Financial Corp	94,717
6,009		Zenith National Insurance Corp	239,699
		TOTAL INSURANCE CARRIERS	5,465,158

JUSTICE, PUBLIC ORDER AND SAFETY - 0.04%
2,045	*	Geo Group, Inc	86,401
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	86,401

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

LEATHER AND LEATHER PRODUCTS - 0.44%
1,644	*	CROCS, Inc	$55,814
3,753	*	Genesco, Inc	129,366
5,429	*	Iconix Brand Group, Inc	87,407
3,321		Steven Madden Ltd	130,316
8,171	*	Timberland Co (Class A)	235,080
1,276		Weyco Group, Inc	28,544
8,982		Wolverine World Wide, Inc	254,280
		TOTAL LEATHER AND LEATHER PRODUCTS	920,807

LEGAL SERVICES - 0.11%
6,470	*	FTI Consulting, Inc	162,138
1,602		Pre-Paid Legal Services, Inc	63,551
		TOTAL LEGAL SERVICES	225,689

LUMBER AND WOOD PRODUCTS - 0.19%
1,869		American Woodmark Corp	62,967
12,616	*	Champion Enterprises, Inc	87,050
1,686		Deltic Timber Corp	80,355
997		Skyline Corp	38,095
2,780		Universal Forest Products, Inc	136,359
		TOTAL LUMBER AND WOOD PRODUCTS	404,826

METAL MINING - 0.35%
6,862		Cleveland-Cliffs, Inc	261,511
45,094	*	Coeur d'Alene Mines Corp	212,393
19,701	*	Hecla Mining Co	113,084
3,248		Royal Gold, Inc	88,118
6,973	*	Stillwater Mining Co	58,573
		TOTAL METAL MINING	733,679

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.57%
4,218		Blyth, Inc	102,624
11,950		Callaway Golf Co	156,665
6,182		Daktronics, Inc	127,906
4,240	*	Jakks Pacific, Inc	75,599
7,771	*	K2, Inc	91,154
1,586		Marine Products Corp	15,416
5,045		Nautilus, Inc	69,369
5,432	*	Progressive Gaming International Corp	44,542
3,361	*	RC2 Corp	112,694
1,787	*	Russ Berrie & Co, Inc	27,234
5,498	*	Shuffle Master, Inc	148,501
1,226	*	Steinway Musical Instruments, Inc	34,328
6,683		Yankee Candle Co, Inc	195,611
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,201,643

MISCELLANEOUS RETAIL - 1.20%
4,574	*	1-800-FLOWERS.COM, Inc (Class A)	24,059
2,274	*	AC Moore Arts & Crafts, Inc	43,274
3,523		Big 5 Sporting Goods Corp	80,324
2,336	*	Blue Nile, Inc	84,914
2,446		Books-A-Million, Inc	43,661

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
10,595		Borders Group, Inc	$216,138
2,421	*	Build-A-Bear Workshop, Inc	55,126
4,736		Cash America International, Inc	185,083
8,438	*	CKX, Inc	105,053
3,915	*	dELiA*s, Inc	30,146
13,152	*	Drugstore.com, Inc	45,374
1,835	*	Ezcorp, Inc	70,978
6,058	*	GSI Commerce, Inc	89,901
5,244	*	Hibbett Sporting Goods, Inc	137,288
5,179		Longs Drug Stores Corp	238,286
1,851	*	Overstock.com, Inc	32,448
9,340	*	Petco Animal Supplies, Inc	267,498
4,131	*	Priceline.com, Inc	151,979
1,126	*	Pricesmart, Inc	17,003
2,931	*	Stamps.com, Inc	55,865
2,149	*	Systemax, Inc	34,427
4,968	*	Valuevision International, Inc (Class A)	57,579
4,352		World Fuel Services Corp	176,038
7,628	*	Zale Corp	211,601
2,238	*	Zumiez, Inc	60,426
		TOTAL MISCELLANEOUS RETAIL	2,514,469

MOTION PICTURES - 0.47%
6,807	*	Avid Technology, Inc	247,911
31,065	*	Blockbuster, Inc (Class A)	119,290
1,876		Carmike Cinemas, Inc	32,230
2,905	*	Gaiam, Inc	37,503
8,183	*	Macrovision Corp	193,855
19,182	*	Time Warner Telecom, Inc (Class A)	364,650
		TOTAL MOTION PICTURES	995,439

NONDEPOSITORY INSTITUTIONS - 0.88%
2,829	*	Accredited Home Lenders Holding Co	101,674
11,131		Advance America Cash Advance Centers, Inc	160,509
3,174		Advanta Corp (Class B)	117,121
7,892		Ares Capital Corp	137,479
1,853		Asta Funding, Inc	69,469
8,565		CharterMac	170,957
3,260	*	CompuCredit Corp	98,485
1,606	*	Credit Acceptance Corp	47,666
14,090		Doral Financial Corp	92,853
1,541	b,m*	DVI, Inc	2
1,919		Federal Agricultural Mortgage Corp (Class C)	50,796
4,280		Financial Federal Corp	114,704
4,624	*	First Cash Financial Services, Inc	95,208
7,307	*	INVESTools, Inc	77,673
8,467		MCG Capital Corp	138,266
2,663		Medallion Financial Corp	29,373
2,812		NGP Capital Resources Co	41,027
5,559	*	Ocwen Financial Corp	82,829
1,414	*	Penson Worldwide, Inc	25,381
3,065		Technology Investment Capital Corp	44,841
1,845	*	United PanAm Financial Corp	28,561
3,017	*	World Acceptance Corp	132,688
		TOTAL NONDEPOSITORY INSTITUTIONS	1,857,562

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

NONMETALLIC MINERALS, EXCEPT FUELS - 0.11%
3,412		AMCOL International Corp	$84,993
5,078		Compass Minerals International, Inc	143,758
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	228,751

OIL AND GAS EXTRACTION - 3.17%
1,908	*	Arena Resources, Inc	61,285
2,698	*	Atlas America, Inc	115,151
3,240	*	ATP Oil & Gas Corp	119,686
4,388	*	Atwood Oceanics, Inc	197,328
11,191	*	Aurora Oil & Gas Corp	34,244
1,885	*	Basic Energy Services, Inc	45,994
5,574		Berry Petroleum Co (Class A)	156,964
4,543	*	Bill Barrett Corp	111,576
2,800	*	Bois d'Arc Energy, Inc	42,840
7,416	*	Brigham Exploration Co	50,206
2,280	*	Bronco Drilling Co, Inc	40,082
3,258	*	Callon Petroleum Co	44,178
3,567	*	Carrizo Oil & Gas, Inc	91,993
816	*	Clayton Williams Energy, Inc	24,725
4,332	*	Complete Production Services, Inc	85,514
6,773	*	Comstock Resources, Inc	183,887
1,323	*	Dawson Geophysical Co	39,293
5,791		Delta & Pine Land Co	234,536
8,379	*	Delta Petroleum Corp	188,695
2,749	*	Edge Petroleum Corp	45,276
8,509	*	Encore Acquisition Co	207,109
6,211	*	Energy Partners Ltd	153,101
8,369	*	EXCO Resources, Inc	103,859
4,797	*	Exploration Co of Delaware, Inc	45,907
13,055	*	Gasco Energy, Inc	35,249
5,514	*	GeoGlobal Resources, Inc	32,312
1,430	*	Geomet, Inc	13,442
1,373	*	GMX Resources, Inc	43,098
1,915	*	Goodrich Petroleum Corp	57,680
31,337	*	Grey Wolf, Inc	209,331
1,817	*	Gulfport Energy Corp	21,059
16,495	*	Hanover Compressor Co	300,539
5,872	*	Harvest Natural Resources, Inc	60,775
3,282	*	Hercules Offshore, Inc	101,906
4,698	*	Houston Exploration Co	259,095
11,917	*	Mariner Energy, Inc	218,915
4,015	*	McMoRan Exploration Co	71,226
13,717	*	Meridian Resource Corp	41,974
2,637	*	Metretek Technologies, Inc	31,486
14,343	*	Newpark Resources, Inc	76,448
5,952	*	Parallel Petroleum Corp	119,397
17,610	*	Parker Drilling Co	124,679
800	v*	PetroCorp	0
23,121	*	PetroHawk Energy Corp	239,996
2,679	*	Petroleum Development Corp	106,865
6,460	*	Petroquest Energy, Inc	67,378

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
6,805	*	Pioneer Drilling Co	$87,376
105	*	PrimeEnergy Corp	7,484
3,406	*	Quest Resource Corp	30,245
4,226	*	RAM Energy Resources, Inc	20,285
8,094	*	Rosetta Resources, Inc	138,974
3,423		RPC, Inc	62,709
4,423	*	Stone Energy Corp	179,043
5,896	*	Sulphco, Inc	36,614
1,818	*	Superior Well Services, Inc	35,996
4,712	*	Swift Energy Co	197,056
6,469	*	Syntroleum Corp	30,987
1,838	*	Toreador Resources Corp	33,856
11,000	*	Transmeridian Exploration, Inc	43,450
1,874	*	Trico Marine Services, Inc	63,248
1,898	*	Union Drilling, Inc	20,878
8,959	*	Vaalco Energy, Inc	64,326
5,728	*	Veritas DGC, Inc	377,017
8,540	*	Warren Resources, Inc	104,017
1,664	*	Warrior Energy Service Corp	42,848
4,739	*	W-H Energy Services, Inc	196,526
5,954	*	Whiting Petroleum Corp	238,755
		TOTAL OIL AND GAS EXTRACTION	6,667,969

PAPER AND ALLIED PRODUCTS - 0.73%
9,077		Bowater, Inc	186,714
6,246	*	Buckeye Technologies, Inc	53,091
4,737	*	Caraustar Industries, Inc	37,754
8,448	*	Cenveo, Inc	158,991
2,901		Chesapeake Corp	41,513
7,214		Glatfelter	97,750
13,015	*	Graphic Packaging Corp	47,635
2,612		Greif, Inc (Class A)	209,247
10,560		Longview Fibre Co	214,579
4,414	*	Mercer International, Inc	41,668
2,270		Neenah Paper, Inc	77,702
9,118	*	Playtex Products, Inc	122,181
5,211		Rock-Tenn Co (Class A)	103,178
2,454		Schweitzer-Mauduit International, Inc	46,577
7,380		Wausau Paper Corp	99,630
		TOTAL PAPER AND ALLIED PRODUCTS	1,538,210

PERSONAL SERVICES - 0.37%
4,270		Coinmach Service Corp	42,401
4,592	*	Coinstar, Inc	132,158
3,434		G & K Services, Inc (Class A)	125,101
5,750		Jackson Hewitt Tax Service, Inc	172,558
7,351		Regis Corp	263,533
1,519		Unifirst Corp	47,454
		TOTAL PERSONAL SERVICES	783,205

PETROLEUM AND COAL PRODUCTS - 0.34%
1,912		Alon USA Energy, Inc	56,385
1,796	*	Delek US Holdings, Inc	33,226
3,288		ElkCorp	89,269

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
2,395	*	Giant Industries, Inc	$194,474
6,942	*	Headwaters, Inc	162,096
2,749		WD-40 Co	98,057
3,758		Western Refining, Inc	87,336
		TOTAL PETROLEUM AND COAL PRODUCTS	720,843

PRIMARY METAL INDUSTRIES - 2.24%
17,732	*	AK Steel Holding Corp	215,266
5,040	*	Aleris International, Inc	254,722
6,851		Belden CDT, Inc	261,914
3,150	*	Brush Engineered Materials, Inc	78,341
3,707	*	Century Aluminum Co	124,741
7,488		Chaparral Steel Co	255,041
9,350	*	CommScope, Inc	307,241
3,714	*	Encore Wire Corp	131,067
8,141	*	General Cable Corp	311,068
3,818		Gibraltar Industries, Inc	84,683
4,961	*	Lone Star Technologies, Inc	240,013
5,255		Matthews International Corp (Class A)	193,437
5,955	*	Maverick Tube Corp	386,063
5,804		Mueller Industries, Inc	204,127
3,569	*	NS Group, Inc	230,379
1,381		Olympic Steel, Inc	34,332
5,757	*	Oregon Steel Mills, Inc	281,345
6,164		Quanex Corp	187,077
3,657	*	RTI International Metals, Inc	159,372
3,643		Schnitzer Steel Industries, Inc (Class A)	114,900
1,936		Steel Technologies, Inc	38,004
3,322	*	Superior Essex, Inc	113,779
3,675		Texas Industries, Inc	191,321
5,259		Tredegar Corp	88,036
1,933	*	Wheeling-Pittsburgh Corp	33,074
11,628		Worthington Industries, Inc	198,374
		TOTAL PRIMARY METAL INDUSTRIES	4,717,717

PRINTING AND PUBLISHING - 1.24%
7,370	*	ACCO Brands Corp	164,056
8,458		American Greetings Corp (Class A)	195,549
3,808		Banta Corp	181,261
14,638		Belo (A.H.) Corp Series A	231,427
4,757		Bowne & Co, Inc	67,930
1,821	*	Consolidated Graphics, Inc	109,570
1,547		Courier Corp	57,456
1,187		CSS Industries, Inc	35,278
4,137		Ennis, Inc	89,566
4,335		John H Harland Co	158,011
6,598		Journal Communications, Inc	74,359
5,956		Journal Register Co	33,771
7,523		Lee Enterprises, Inc	189,881
3,900		Martha Stewart Living Omnimedia, Inc (Class A)	69,264
3,576		Media General, Inc (Class A)	134,887
3,509	*	Playboy Enterprises, Inc (Class B)	33,020
4,804	*	Presstek, Inc	25,894
31,943	*	Primedia, Inc	48,553

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
3,570	*	Private Media Group Ltd	$14,423
15,604		Reader's Digest Association, Inc (Class A)	202,228
2,574		Schawk, Inc	46,898
5,719	*	Scholastic Corp	178,147
2,690		Standard Register Co	35,508
11,456		Sun-Times Media Group, Inc	75,380
7,618	*	Valassis Communications, Inc	134,458
1,530	*	Innerworkings, Inc	17,978
		TOTAL PRINTING AND PUBLISHING	2,604,753

RAILROAD TRANSPORTATION - 0.22%
5,665		Florida East Coast Industries	323,358
5,774	*	Genesee & Wyoming, Inc (Class A)	134,072
		TOTAL RAILROAD TRANSPORTATION	457,430

REAL ESTATE - 0.27%
6,752	*	Alderwoods Group, Inc	133,892
1,676		California Coastal Communities, Inc	34,459
871		Consolidated-Tomoka Land Co	55,892
3,268	*	Housevalues, Inc	19,085
995		Orleans Homebuilders, Inc	11,671
16,831		Stewart Enterprises, Inc (Class A)	98,630
5,748	*	Trammell Crow Co	209,859
		TOTAL REAL ESTATE	563,488

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.50%
1,220	*	AEP Industries, Inc	51,179
9,404		Cooper Tire & Rubber Co	94,604
1,683	*	Deckers Outdoor Corp	79,640
1,736		PW Eagle, Inc	52,097
4,456		Schulman (A.), Inc	104,761
1,617	*	Skechers U.S.A., Inc (Class A)	38,016
5,095		Spartech Corp	136,393
2,591		Titan International, Inc	46,845
2,025	*	Trex Co, Inc	48,924
9,955		Tupperware Corp	193,724
5,153		West Pharmaceutical Services, Inc	202,358
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,048,541

SECURITY AND COMMODITY BROKERS - 1.02%
3,799		Calamos Asset Management, Inc (Class A)	111,387
2,099		Cohen & Steers, Inc	67,924
909		GAMCO Investors, Inc	34,597
1,976	*	GFI Group, Inc	109,253
2,781		Greenhill & Co, Inc	186,383
6,165		International Securities Exchange, Inc	289,077
16,824	*	Knight Capital Group, Inc	306,197
8,227	*	LaBranche & Co, Inc	85,314
4,790	*	MarketAxess Holdings, Inc	50,151
2,348	*	Morningstar, Inc	86,641
3,450		optionsXpress Holdings, Inc	96,186
3,333	*	Piper Jaffray Cos	202,046
2,101		Sanders Morris Harris Group, Inc	26,284
1,901	*	Stifel Financial Corp	60,338

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
2,421		SWS Group, Inc	$60,259
1,218	*	Thomas Weisel Partners Group, Inc	19,549
182		Value Line, Inc	8,483
13,667		Waddell & Reed Financial, Inc (Class A)	338,258
		TOTAL SECURITY AND COMMODITY BROKERS	2,138,327

SOCIAL SERVICES - 0.16%
4,447	*	Bright Horizons Family Solutions, Inc	185,573
3,076	*	Capital Senior Living Corp	28,453
1,931	*	Providence Service Corp	53,276
3,563	*	Res-Care, Inc	71,581
		TOTAL SOCIAL SERVICES	338,883

SPECIAL TRADE CONTRACTORS - 0.41%
599		Alico, Inc	35,047
4,157		Chemed Corp	134,105
6,380		Comfort Systems USA, Inc	73,115
6,610	*	Dycom Industries, Inc	142,115
5,067	*	EMCOR Group, Inc	277,874
4,394	*	Insituform Technologies, Inc (Class A)	106,686
2,166	*	Integrated Electrical Services, Inc	34,244
1,985	*	Layne Christensen Co	56,711
		TOTAL SPECIAL TRADE CONTRACTORS	859,897

STONE, CLAY, AND GLASS PRODUCTS - 0.16%
4,575		Apogee Enterprises, Inc	69,586
3,886	*	Cabot Microelectronics Corp	111,995
3,253		CARBO Ceramics, Inc	117,206
5,496	*	US Concrete, Inc	35,779
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	334,566

TEXTILE MILL PRODUCTS - 0.07%
2,489		Oxford Industries, Inc	106,803
2,794		Xerium Technologies, Inc	30,958
		TOTAL TEXTILE MILL PRODUCTS	137,761

TOBACCO PRODUCTS - 0.12%
4,242		Universal Corp	154,960
6,627		Vector Group Ltd	107,490
		TOTAL TOBACCO PRODUCTS	262,450

TRANSPORTATION BY AIR - 0.83%
9,679	*	ABX Air, Inc	54,396
1,797	*	Air Methods Corp	42,409
14,465	*	Airtran Holdings, Inc	143,493
6,381	*	Alaska Air Group, Inc	242,733
3,129	*	Atlas Air Worldwide Holdings, Inc	136,174
3,803	*	Bristow Group, Inc	130,823
5,134	*	EGL, Inc	187,083
7,942	*	ExpressJet Holdings, Inc	52,497
5,770	*	Frontier Airlines Holdings, Inc	47,603
28,090	*	JetBlue Airways Corp	260,394
5,523	*	Mesa Air Group, Inc	42,858
2,408	*	PHI, Inc	73,372

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
5,427	*	Republic Airways Holdings, Inc	$84,227
10,263		Skywest, Inc	251,649
		TOTAL TRANSPORTATION BY AIR	1,749,711

TRANSPORTATION EQUIPMENT - 2.00%
3,387		A.O. Smith Corp	133,549
5,828	*	AAR Corp	138,940
3,825	*	Accuride Corp	42,113
3,576	*	Aftermarket Technology Corp	63,510
8,263		American Axle & Manufacturing Holdings, Inc	137,909
1,401		American Railcar Industries, Inc	40,783
1,923		Arctic Cat, Inc	31,922
11,536		ArvinMeritor, Inc	164,273
12,483	*	BE Aerospace, Inc	263,266
8,342		Clarcor, Inc	254,348
2,067	*	Comtech Group, Inc	30,943
7,868		Federal Signal Corp	119,987
9,858	*	Fleetwood Enterprises, Inc	66,344
2,047		Freightcar America, Inc	108,491
1,583	*	Fuel Systems Solutions, Inc	20,136
9,031	*	GenCorp, Inc	115,958
1,693	*	GenTek, Inc	46,744
2,141		Greenbrier Cos, Inc	62,110
4,088		Group 1 Automotive, Inc	203,991
3,316		Heico Corp	113,739
2,926	*	K&F Industries Holdings, Inc	54,950
4,015		Kaman Corp (Class A)	72,310
1,730	*	Miller Industries, Inc	31,607
4,139		Monaco Coach Corp	46,108
10,003	*	Navistar International Corp	258,277
1,863		Noble International Ltd	23,306
9,620	*	Orbital Sciences Corp	180,567
6,661		Polaris Industries, Inc	274,100
1,109	*	Sequa Corp (Class A)	104,091
3,459		Superior Industries International, Inc	58,077
7,339	*	Tenneco, Inc	171,659
1,859	*	TransDigm Group, Inc	45,397
2,554	*	Triumph Group, Inc	108,162
20,976	*	Visteon Corp	170,954
5,167		Wabash National Corp	70,736
7,841		Westinghouse Air Brake Technologies Corp	212,726
5,151		Winnebago Industries, Inc	161,638
		TOTAL TRANSPORTATION EQUIPMENT	4,203,721

TRANSPORTATION SERVICES - 0.37%
3,168		Ambassadors Group, Inc	89,591
1,220		Ambassadors International, Inc	38,540
1,899	*	Dynamex, Inc	39,404
6,330	*	HUB Group, Inc	144,197
10,854		Lear Corp	224,678
5,933		Pacer International, Inc	164,700
6,041	*	RailAmerica, Inc	65,968
		TOTAL TRANSPORTATION SERVICES	767,078

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE
TRUCKING AND WAREHOUSING - 0.55%
4,141		Arkansas Best Corp	$178,187
3,888	*	Celadon Group, Inc	64,696
5,169		Forward Air Corp	171,042
9,589		Heartland Express, Inc	150,356
2,336	*	Marten Transport Ltd	39,922
4,646	*	Old Dominion Freight Line	139,519
995	*	P.A.M. Transportation Services, Inc	24,935
313	*	Patriot Transportation Holding, Inc	23,650
1,198	*	Quality Distribution, Inc	17,635
2,344	*	Saia, Inc	76,414
8,632	*	SIRVA, Inc	22,961
1,359	*	U.S. Xpress Enterprises, Inc (Class A)	31,461
907	*	Universal Truckload Services, Inc	23,555
1,524	*	USA Truck, Inc	29,032
8,128		Werner Enterprises, Inc	152,075
		TOTAL TRUCKING AND WAREHOUSING	1,145,440

WATER TRANSPORTATION - 0.30%
4,956	*	American Commercial Lines, Inc	294,634
2,624	*	Gulfmark Offshore, Inc	83,548
2,283		Horizon Lines, Inc	38,126
3,918	*	Hornbeck Offshore Services, Inc	131,253
2,026		Maritrans, Inc	74,152
		TOTAL WATER TRANSPORTATION	621,713

WHOLESALE TRADE-DURABLE GOODS - 1.29%
4,712		Agilysys, Inc	66,156
7,058		Applied Industrial Technologies, Inc	172,215
6,514		Barnes Group, Inc	114,386
6,948	*	Beacon Roofing Supply, Inc	140,628
2,099		BlueLinx Holdings, Inc	19,982
4,672		Building Material Holding Corp	121,565
1,494		Castle (A.M.) & Co	40,099
3,746	*	Conceptus, Inc	66,267
3,661	*	Digi International, Inc	49,424
2,854	*	Drew Industries, Inc	72,092
5,691	*	Genesis Microchip, Inc	66,983
1,260	*	Houston Wire & Cable Co	23,688
17,825		IKON Office Solutions, Inc	239,568
7,946	*	Insight Enterprises, Inc	163,767
4,363	*	Interline Brands, Inc	107,679
2,653	*	Keystone Automotive Industries, Inc	100,867
9,037		Knight Transportation, Inc	153,177
743		Lawson Products, Inc	31,147
7,083	*	LKQ Corp	155,614
3,766	*	Merge Technologies, Inc	25,910
821	*	MWI Veterinary Supply, Inc	27,528
6,543		Owens & Minor, Inc	215,199
8,735		PEP Boys-Manny Moe & Jack	112,245
11,004	*	PSS World Medical, Inc	219,970
4,252		Ryerson Tull, Inc	93,076
6,014	*	Tyler Technologies, Inc	77,761
1,972	*	West Marine, Inc	27,608
		TOTAL WHOLESALE TRADE-DURABLE GOODS	2,704,601

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

WHOLESALE TRADE-NONDURABLE GOODS - 1.18%
6,277	*	Akorn, Inc	$22,660
15,172		Alliance One International, Inc	62,205
7,335	*	Allscripts Healthcare Solutions, Inc	164,671
5,131	*	Central European Distribution Corp	120,117
1,611	*	Core-Mark Holding Co, Inc	50,489
83	b,m*	Daisytek International Corp	0
669	*	Green Mountain Coffee Roasters, Inc	24,619
4,989	*	Hain Celestial Group, Inc	127,519
1,625		Kenneth Cole Productions, Inc (Class A)	39,601
4,152		K-Swiss, Inc (Class A)	124,809
545	*	Maui Land & Pineapple Co, Inc	16,170
7,676		Men's Wearhouse, Inc	285,624
4,090		Myers Industries, Inc	69,530
2,142		Nash Finch Co	50,401
9,324		Nu Skin Enterprises, Inc (Class A)	163,356
2,473	*	Nuco2, Inc	66,524
1,218	*	Perry Ellis International, Inc	37,612
3,597	*	School Specialty, Inc	126,938
2,384	*	Smart & Final, Inc	40,695
5,234	*	Source Interlink Cos, Inc	49,723
3,304		Spartan Stores, Inc	55,838
5,941		Stride Rite Corp	82,936
15,407	*	Terra Industries, Inc	118,788
2,250		The Andersons, Inc	76,838
6,903	*	United Natural Foods, Inc	213,924
5,084	*	United Stationers, Inc	236,457
347		Valley National Gases, Inc	8,665
2,093	*	Volcom, Inc	47,176
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,483,885

		TOTAL COMMON STOCKS
		(Cost $183,760,219)	209,193,432

WARRANTS - 0.00%
COMMUNICATIONS - 0.00%
5	v*	RCN Corp Wts	0
		TOTAL COMMUNICATIONS	0

		TOTAL WARRANTS	0
		(Cost - $0)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Small-Cap Blend Index Fund

SHARES	COMPANY	VALUE
PRINCIPAL	ISSUER
SHORT-TERM INVESTMENTS - 0.29%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.29%
$ 610,000	Federal Home Loan Bank (FHLB), 4.750%, 10/02/06	$610,000
	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	610,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $609,920)	610,000

	TOTAL PORTFOLIO - 99.74%
	(Cost $184,370,139)	209,803,432

	OTHER ASSETS & LIABILITIES, NET - 0.26%	548,074

	NET ASSETS - 100.00%	$210,351,506

*	Non-income producing
b	In bankruptcy
m	Indicates a security has been deemed illiquid.
v	Security valued at fair value.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INTERNATIONAL EQUITY INDEX FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.43%

AGRICULTURAL PRODUCTION-CROPS - 0.09%
24,818		Gallaher Group plc	$406,129
		TOTAL AGRICULTURAL PRODUCTION-CROPS	406,129

AGRICULTURAL SERVICES - 0.02%
7,103		Yara International ASA	107,743
		TOTAL AGRICULTURAL SERVICES	107,743

AMUSEMENT AND RECREATION SERVICES - 0.61%
13,150		Aristocrat Leisure Ltd	138,190
698	*	BetandWin.com Interactive Entertainment AG.	18,410
23,873		Ladbrokes plc	173,877
2,312		Lottomatica S.p.A.	87,102
3,800		Nintendo Co Ltd	783,001
8,270		OPAP S.A.	277,900
1,800		Oriental Land Co Ltd	101,029
1,341		Paddy Power plc	25,167
32,599		PartyGaming plc	65,309
4,965		Publishing & Broadcasting Ltd	68,976
19,551		Rank Group plc	85,933
13		Round One Corp	47,103
6,900		Sega Sammy Holdings, Inc	221,968
13,657		Sky City Entertainment Group Ltd	47,251
11,998		Sportingbet plc	41,391
19,048		TABCORP Holdings Ltd	221,891
40,723	*	Tattersall's Ltd	108,656
3,385	v	UNiTAB Ltd	37,590
13,692		William Hill plc	164,968
		TOTAL AMUSEMENT AND RECREATION SERVICES	2,715,712

APPAREL AND ACCESSORY STORES - 0.35%
2,000		Aoyama Trading Co Ltd	63,831
16,019		Burberry Group plc	154,764
1,800		Fast Retailing Co Ltd	168,990
39,000		Giordano International Ltd	19,023
17,936		Hennes & Mauritz AB (B Shs)	750,174
8,135		Inditex S.A.	379,202
		TOTAL APPAREL AND ACCESSORY STORES	1,535,984

APPAREL AND OTHER TEXTILE PRODUCTS - 0.15%
7,000		Asics Corp	91,200
1,879		Benetton Group S.p.A.	32,333
9,000		Gunze Ltd	50,895
20,000		Mitsubishi Rayon Co Ltd	132,064
6,000		Nisshinbo Industries, Inc	63,340
5,000		Onward Kashiyama Co Ltd	71,873

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
700		Shimamura Co Ltd	$68,385
2,000		Tokyo Style Co Ltd	24,093
24,000		Toyobo Co Ltd	63,187
5,000		Wacoal Holdings Corp	62,984
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	660,354

AUTO REPAIR, SERVICES AND PARKING - 0.09%
7,200		Aisin Seiki Co Ltd	210,286
3,800		NOK Corp	93,774
1,500		Park24 Co Ltd	49,270
5,800		Sumitomo Rubber Industries, Inc	63,831
		TOTAL AUTO REPAIR, SERVICES AND PARKING	417,161

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.01%
4,956		Jardine Cycle & Carriage Ltd	37,445
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	37,445

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.15%
7,578		Grafton Group plc	99,937
89,119		Kingfisher plc	409,228
4,355		Travis Perkins plc	141,554
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	650,719

BUSINESS SERVICES - 2.23%
8	*	Access Co Ltd	56,889
1,045		Acciona S.A.	159,014
4,943		Adecco S.A.	298,252
28,475		Aegis Group plc	71,309
11,336		Aggreko plc	71,103
1,300		Asatsu-DK, Inc	39,509
2,416	*	Atos Origin S.A.	133,175
10,680		Autostrade S.p.A.	316,766
36,627		Brambles Industries Ltd	348,051
3,588	*	Business Objects S.A.	121,434
4,499		Cap Gemini S.A.	238,639
6,325		Cintra Concesiones de Infraestructuras de Transporte S.A.	89,107
14,563		Computershare Ltd	83,683
2,300		CSK Holdings Corp	96,186
2,001		Dassault Systemes S.A.	112,583
65		Dentsu, Inc	176,635
36		eAccess Ltd	21,730
3,300	*	Elpida Memory, Inc	149,740
16,616		First Choice Holidays plc	62,066
700		Fuji Soft ABC, Inc	18,252
71,000		Fujitsu Ltd	585,431
3,388		Getronics NV	22,856
7,030		GN Store Nord	107,605
33		Goodwill Group, Inc	19,947
40,077		Group 4 Securicor plc	126,814
4,588		Gruppo Editoriale L'Espresso S.p.A.	23,446
840		Hakuhodo DY Holdings, Inc	54,827
55,208		Hays plc	149,367
4,408		Indra Sistemas S.A.	95,917
35	*	KK DaVinci Advisors	33,481

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
3,800		Konami Corp	$96,508
40,317		LogicaCMG plc	117,005
12,940		Michael Page International plc	93,218
16,957		Misys plc	71,833
77,000		NEC Corp	423,052
800		Nomura Research Institute Ltd	111,069
47		NTT Data Corp	216,847
300		Obic Co Ltd	63,416
900		Oracle Corp Japan	38,933
1,000		Otsuka Corp	106,328
2,639		Promotora de Informaciones S.A.	43,202
3,119		Public Power Corp	75,146
215		Rakuten, Inc	84,271
1,738		Randstad Holdings NV	98,976
65,468		Rentokil Initial plc	179,578
50,065		Reuters Group plc	407,295
48,620		Sage Group plc	228,721
8,370		SAP AG.	1,659,969
7,900		Secom Co Ltd	391,238
11,143		Securitas AB (B Shs)	139,893
152		SGS S.A.	153,039
36,000		Singapore Post Ltd	22,893
744		Societe Des Autoroutes Paris-Rhin-Rhone	55,379
52,000		Solomon Systech International Ltd	9,078
4,715	*	Telelogic AB	9,072
2,863		Tietoenator Oyj	84,154
1,000		TIS, Inc	23,577
3,500		Trend Micro, Inc	102,519
1,040		USS Co Ltd	66,824
7,982		WM-Data AB (B Shs)	27,775
44,816		WPP Group plc	555,491
551		Yahoo! Japan Corp	207,339
		TOTAL BUSINESS SERVICES	9,847,452

CHEMICALS AND ALLIED PRODUCTS - 10.26%
10,275		Akzo Nobel NV	632,961
1,000		Alfresa Holdings Corp	63,407
31,104		Boots Group plc	451,340
2,433		Altana AG.	134,390
44,000		Asahi Kasei Corp	281,600
59,263		AstraZeneca plc	3,703,868
19,424		BASF AG.	1,555,427
27,426		Bayer AG.	1,398,061
1,885		Beiersdorf AG.	100,320
6,596		CSL Ltd	265,612
10,000		Chugai Pharmaceutical Co Ltd	215,026
2,520		Ciba Specialty Chemicals AG.	152,153
7,866		Clariant AG.	106,310
11,000		Daicel Chemical Industries Ltd	76,267
15,800		Daiichi Sankyo Co Ltd	448,085
20,000		Dainippon Ink and Chemicals, Inc	72,804
9,600		Eisai Co Ltd	464,051
16,284	*	Elan Corp plc	251,918
218,378		GlaxoSmithKline plc	5,814,254

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
2,126		H Lundbeck A/S	$49,536
1,449		Haw Par Corp Ltd	5,793
2,230		Henkel KGaA	310,092
3,300		Hitachi Chemical Co Ltd	79,898
44,893		Imperial Chemical Industries plc	333,909
6,500		JSR Corp	143,069
3,000		Kaken Pharmaceutical Co Ltd	20,419
8,000		Kansai Paint Co Ltd	60,478
19,000		Kao Corp	506,667
19,500		Kingboard Chemical Holdings Ltd	70,209
5,741		DSM NV	251,812
1,200		Kose Corp	38,705
14,000		Kuraray Co Ltd	155,733
12,000		Kyowa Hakko Kogyo Co Ltd	84,521
4,537		Air Liquide S.A.	925,684
10,784		L'Oreal S.A.	1,095,343
4,329		Linde AG.	407,808
1,427		Lonza Group AG.	98,827
18,745		Symbion Health Ltd	47,780
24,023	*	Mayne Pharma Ltd	76,810
5,700		Mediceo Paltac Holdings Co Ltd	116,775
1,931		Merck KGaA	204,753
42,500		Mitsubishi Chemical Holdings Corp	266,243
13,000		Mitsubishi Gas Chemical Co, Inc	141,198
7,000		Nippon Kayaku Co Ltd	59,319
10,000		Taiyo Nippon Sanso Corp	84,910
5,000		Nippon Shokubai Co Ltd	60,529
5,000		Nissan Chemical Industries Ltd	59,132
87,985		Novartis AG.	5,136,475
9,091		Novo Nordisk A/S (B Shs)	675,658
1,769		Novozymes A/S	134,935
2,379	*	Orion Oyj	45,251
673		Omega Pharma S.A.	38,804
11,242		Orica Ltd	188,269
23,005		Reckitt Benckiser plc	953,642
26,547		Roche Holding AG.	4,589,917
898	*	SNIA S.p.A.	101
6,230		SSL International plc	40,826
38,374		Sanofi-Aventis	3,415,953
3,000		Santen Pharmaceutical Co Ltd	76,190
186		Serono S.A. (B Shs)	160,646
14,700		Shin-Etsu Chemical Co Ltd	938,311
11,000		Shionogi & Co Ltd	202,074
14,000		Shiseido Co Ltd	279,704
40,000		Showa Denko KK	172,360
55,000		Sumitomo Chemical Co Ltd	410,667
4,038		Syngenta AG.	609,034
6,000		Taisho Pharmaceutical Co Ltd	115,048
34,500		Takeda Pharmaceutical Co Ltd	2,152,508
8,000		Tanabe Seiyaku Co Ltd	100,233
29,000		Teijin Ltd	156,140
9,000		Tokuyama Corp	120,381
49,000		Toray Industries, Inc	368,770
16,000		Tosoh Corp	64,880

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
3,284		UCB S.A.	$208,839
46,641		Unilever plc	1,150,109
20,300		Astellas Pharma, Inc	816,296
5,481	*	Zeltia S.A.	40,798
6,000		Zeon Corp	60,698
		TOTAL CHEMICALS AND ALLIED PRODUCTS	45,367,323

COAL MINING - 0.73%
131,905		BHP Billiton Ltd	2,519,657
17,276		Xstrata plc	713,890
		TOTAL COAL MINING	3,233,547

COMMUNICATIONS - 5.28%
2,361		Antena 3 de Television S.A.	48,291
6,185		Belgacom S.A.	241,091
44,167		British Sky Broadcasting plc	451,519
315,112		BT Group plc	1,581,194
91,236		Cable & Wireless plc	236,593
12,862		Carphone Warehouse Group plc	73,992
4,130		Cosmote Mobile Telecommunications S.A.	98,980
107,111		Deutsche Telekom AG.	1,703,214
5,375		Elisa Oyj	118,595
63,910		France Telecom S.A.	1,466,848
16		Fuji Television Network, Inc	36,165
11,214		Hellenic Telecommunications Organization S.A.	275,014
48,000	*	Hutchison Telecommunications International Ltd	84,902
154,546		ITV plc	279,959
90		KDDI Corp	560,762
2,136		M6-Metropole Television	65,547
28,969		Mediaset S.p.A.	311,323
1,023		Mobistar S.A.	84,708
1,663	*	Modern Times Group AB	86,008
197		Nippon Telegraph & Telephone Corp	967,280
707		NTT DoCoMo, Inc	1,089,304
29,441	*	Portugal Telecom SGPS S.A.	367,728
2,800		ProSiebenSat.1 Media AG.	77,580
2,126		PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	25,746
5,197		Publicis Groupe S.A.	204,688
73,082		Royal KPN NV	932,279
136,649		Seat Pagine Gialle S.p.A.	68,358
262,403		Singapore Telecommunications Ltd	403,125
4,230		Sky Network Television Ltd	14,911
4,423		Societe Television Francaise 1	141,281
1,367	*	Sogecable S.A.	48,796
705		Swisscom AG.	234,681
12,009		Tele2 AB (B Shs)	121,267
76,967		Telecom Corp of New Zealand Ltd	218,562
596,051		Telecom Italia S.p.A.	1,693,048
168,283		Telefonica S.A.	2,917,068
14,125		Telekom Austria AG.	356,434
27,967		Telenor ASA	364,660
11,000		Television Broadcasts Ltd	59,302
70,589		TeliaSonera AB	452,731
78,355		Telstra Corp Ltd	216,657

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
6,312	*	Tiscali S.p.A.	$17,909
1,000		Tokyo Broadcasting System, Inc	23,323
542,500		* Vodafone Group Plc	1,241,750
142,745		Vodafone Group plc (ADR)	3,263,151
		TOTAL COMMUNICATIONS	23,326,324

DEPOSITORY INSTITUTIONS - 17.75%
11,000		77 Bank Ltd	76,267
68,601		ABN AMRO Holding NV	2,000,765
33,151		Allied Irish Banks plc	882,782
14,033		Alpha Bank S.A.	374,398
69,097		Australia & New Zealand Banking Group Ltd	1,383,238
9,225		Banca Fideuram S.p.A.	58,781
172,689		Banca Intesa S.p.A.	1,136,501
8,428		Banca Intesa S.p.A.	51,619
39,950		Banca Monte dei Paschi di Siena S.p.A.	242,149
14,768		Banca Popolare di Milano	195,319
12,940		Banche Popolari Unite Scpa	348,191
127,822		Banco Bilbao Vizcaya Argentaria S.A.	2,958,055
10,531		Banco BPI S.A.	78,521
80,601		Banco Comercial Portugues S.A.	250,406
7,247		Banco Espirito Santo S.A.	110,734
13,992		Banco Popolare di Verona e Novara Scrl	386,611
31,759		Banco Popular Espanol S.A.	520,719
224,200		Banco Santander Central Hispano S.A.	3,545,192
55,017		Bank of East Asia Ltd	251,051
22,000		Bank of Fukuoka Ltd	161,473
1,325		Bank of Ireland	25,908
35,466		Bank of Ireland	693,930
10,000		Bank of Kyoto Ltd	101,079
45,000		Bank of Yokohama Ltd	354,286
245,425		Barclays plc	3,097,164
31,454		BNP Paribas	3,384,273
142,000		BOC Hong Kong Holdings Ltd	318,972
63,400		Capitalia S.p.A.	524,977
27,000		Chiba Bank Ltd	240,686
4,965		Close Brothers Group plc	94,868
23,574		Commerzbank AG.	793,662
48,595		Commonwealth Bank of Australia	1,656,969
22,630		Credit Agricole S.A.	994,031
15,732		Danske Bank A/S	618,727
41,000		DBS Group Holdings Ltd	495,640
13,268		Depfa Bank plc	244,965
19,557		Deutsche Bank AG.	2,359,904
21,692		Dexia	561,960
25,255		DNB NOR Holding ASA	309,177
7,800		EFG Eurobank Ergasias S.A.	238,962
6,974		Erste Bank der Oesterreichischen Sparkassen AG.	434,211
44,306		Fortis	1,798,399
14,000		Gunma Bank Ltd	103,467
28,700		Hang Seng Bank Ltd	362,680
44,000		Hokuhoku Financial Group, Inc	165,757
430,650		HSBC Holdings plc	7,857,635
11,810	*	Investec Plc	115,979

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
24,000		Joyo Bank Ltd	$142,425
2,241	*	Jyske Bank	129,204
211,806		Lloyds TSB Group plc	2,139,515
18,119		Mediobanca S.p.A.	395,185
325		Mitsubishi UFJ Financial Group, Inc	4,182,011
22,000		Mitsui Trust Holdings, Inc	250,311
364		Mizuho Financial Group. Inc	2,822,637
60,590		National Australia Bank Ltd	1,657,291
15,447		National Bank of Greece S.A.	664,804
21,000		Nishi-Nippon City Bank Ltd	102,933
78,936		Nordea Bank AB	1,034,075
3,756		OKO Bank	59,916
94,520		Oversea-Chinese Banking Corp	389,804
7,637		Piraeus Bank S.A.	197,944
1,232		Raiffeisen International Bank Holding AG.	131,228
173		Resona Holdings, Inc	518,451
120,757		Royal Bank of Scotland Group plc	4,157,953
42,112		Sanpaolo IMI S.p.A.	889,115
11		Sapporo Hokuyo Holdings, Inc	120,127
49,000		Shinsei Bank Ltd	298,667
20,000		Shizuoka Bank Ltd	217,397
17,516		Skandinaviska Enskilda Banken AB (A Shs)	470,876
13,113		Societe Generale (A Shs)	2,086,813
232		Sumitomo Mitsui Financial Group, Inc	2,435,386
46,000		Sumitomo Trust & Banking Co Ltd	481,321
7,000		Suruga Bank Ltd	87,467
19,662		Svenska Handelsbanken AB (A Shs)	531,250
2,415		Sydbank A/S	88,922
78,221	*	UBS A.G.	4,679,060
294,630		UniCredito Italiano S.p.A	2,445,256
45,000		United Overseas Bank Ltd	461,829
69,249		Westpac Banking Corp	1,172,094
7,000		Wing Hang Bank Ltd	68,377
		TOTAL DEPOSITORY INSTITUTIONS	78,470,684

EATING AND DRINKING PLACES - 0.33%
3,634		Autogrill S.p.A.	57,832
81,164		Compass Group plc	407,651
11,712		Enterprise Inns plc	231,350
18,386		Mitchells & Butlers plc	202,935
9,249		Punch Taverns plc	167,891
3,576		Sodexho Alliance S.A.	198,160
7,748		Whitbread plc	187,865
		TOTAL EATING AND DRINKING PLACES	1,453,684

EDUCATIONAL SERVICES - 0.02%
2,200		Benesse Corp	81,388
		TOTAL EDUCATIONAL SERVICES	81,388

ELECTRIC, GAS, AND SANITARY SERVICES - 4.83%
8,862	*	Alinta Ltd	75,295
16,336		Australian Gas Light Co Ltd	261,159
5,047		Caltex Australia Ltd	89,901
137,129		Centrica plc	835,088

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
25,400		Chubu Electric Power Co, Inc	$660,131
67,500		CLP Holdings Ltd	408,952
8,998		Contact Energy Ltd	41,998
5,900		Electric Power Development Co	210,277
35,884		Endesa S.A.	1,526,621
163,083		Enel S.p.A.	1,487,912
71,847		Energias de Portugal S.A.	311,582
16,505		Fortum Oyj	439,723
6,397		Gas Natural SDG S.A.	233,213
7,430		Gaz de France	295,840
6,800		Hokkaido Electric Power Co, Inc	164,927
136,000		Hong Kong & China Gas Ltd	318,762
53,500		Hong Kong Electric Holdings Ltd	250,310
30,505		Iberdrola S.A.	1,365,474
56,114		International Power plc	328,852
30,200		Kansai Electric Power Co, Inc	696,677
12,970		Kelda Group plc	206,538
13,900		Kyushu Electric Power Co, Inc	328,305
102,442		National Grid plc	1,280,309
2,651		Oest Elektrizitatswirts	128,245
74,000		Osaka Gas Co Ltd	258,099
454		Puma AG. Rudolf Dassler Sport	154,862
18,121		RWE AG.	1,671,679
32,435		Scottish & Southern Energy plc	800,414
55,991		Scottish Power plc	682,996
25,460		SembCorp Industries Ltd	53,862
13,107	*	Severn Trent plc	327,865
37,073		Snam Rete Gas S.p.A.	180,050
1,884		Sociedad General de Aguas de Barcelona S.A.	61,183
11,000	*	Sojitz Holdings Corp	35,759
38,383		Suez S.A.	1,687,935
15,600		Tohoku Electric Power Co, Inc	341,384
46,200		Tokyo Electric Power Co, Inc	1,329,778
85,000		Tokyo Gas Co Ltd	425,989
5,955		Union Fenosa S.A.	304,165
33,274		United Utilities plc	439,529
6,677		Vector Ltd	10,330
10,750		Veolia Environnement	649,000
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	21,360,970

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.97%
51,236		Alcatel S.A.	625,661
5,400		Alps Electric Co Ltd	56,411
45,953		ARM Holdings plc	101,097
439		Bang & Olufsen A/S	47,112
299		Barco NV	27,356
26,000	*	Chartered Semiconductor Manufacturing Ltd	19,808
4,061	*	CSR plc	64,098
9,000		Dainippon Screen Manufacturing Co Ltd	81,829
23,522		E.ON AG.	2,788,243
9,921		Electrolux AB (Series B)	161,105
29,736		EMI Group plc	148,098
559,799		Ericsson (LM) (B Shs)	1,940,312
6,600		Fanuc Ltd	515,149

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
6,000		Fisher & Paykel Appliances Holdings Ltd	$14,140
16,900		Fisher & Paykel Healthcare Corp	45,784
75,000	*	Foxconn International Holdings Ltd	231,046
19,000		Fuji Electric Holdings Co Ltd	97,956
5,784		Gamesa Corp Tecnologica S.A.	126,739
1,340		Germanos S.A.	31,945
1,000		Hirose Electric Co Ltd	132,487
2,000		Hitachi High-Technologies Corp	56,550
128,000		Hitachi Ltd	746,599
15,300		Hoya Corp	576,381
5,100		Ibiden Co Ltd	269,410
27,391	*	Infineon Technologies AG.	324,756
2,104		Intracom S.A.	13,447
47,277		Koninklijke Philips Electronics NV	1,658,811
1,128		Kudelski S.A.	33,377
6,000		Kyocera Corp	513,524
1,000		Mabuchi Motor Co Ltd	61,122
75,000		Matsushita Electric Industrial Co Ltd	1,587,302
11,000		Matsushita Electric Works Ltd	116,216
895		Micronas Semiconductor Holdings, Inc	20,041
12,000		Minebea Co Ltd	65,625
71,000		Mitsubishi Electric Corp	598,053
7,600		Murata Manufacturing Co Ltd	527,577
1,000		NEC Electronics Corp	34,370
7,000		NGK Spark Plug Co Ltd	138,963
4,100		Nidec Corp	309,257
6,000		Nitto Denko Corp	355,556
653		NKT Holding A/S	49,309
155,059		Nokia Oyj	3,079,119
8,200		Omron Corp	201,312
5,600		Pioneer Corp	98,607
25,000		Ricoh Co Ltd	497,355
1,300		Rinnai Corp	37,198
4,100		Rohm Co Ltd	380,758
3,000		Sanken Electric Co Ltd	38,806
54,000	*	Sanyo Electric Co Ltd	109,714
1,861		Schindler Holding AG.	97,035
8,554		Schneider Electric S.A.	953,988
37,000		Sharp Corp	634,286
2,200		Shinko Electric Industries	61,274
38,100		Sony Corp	1,541,740
5,400		Stanley Electric Co Ltd	111,543
39,000	*	STATS ChipPAC Ltd	23,941
25,698		STMicroelectronics NV	445,457
1,600		Sumco Corp	118,519
3,000		Taiyo Yuden Co Ltd	45,054
3,618		Tandberg ASA	38,638
4,800		TDK Corp	384,406
46,451		Terna S.p.A.	135,181
9,033		Thomson	141,919
2,000		Uniden Corp	21,079
4,200		Ushio, Inc	90,489
2,497		Valeo S.A.	89,069
10,000		Venture Corp Ltd	79,333

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES	COMPANY	VALUE
43,573	Vivendi Universal S.A.	$1,570,840
6,000	Yaskawa Electric Corp	58,921
	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	26,398,203

ENGINEERING AND MANAGEMENT SERVICES - 0.21%
11,278	Amec plc	75,596
22,778	Capita Group plc	233,499
8,352	Downer EDI Ltd	37,349
1,903	Fugro NV	80,188
8,000	JGC Corp	133,689
1,400	Meitec Corp	43,022
5,183	SBM Offshore NV	140,845
16,703	Serco Group plc	117,433
4,697	WorleyParsons Ltd	58,811
	TOTAL ENGINEERING AND MANAGEMENT SERVICES	920,432

FABRICATED METAL PRODUCTS - 0.27%
33,166	Amcor Ltd	183,660
149	Geberit AG.	181,595
9,000	Hitachi Cable Ltd	40,610
11,000	JS Group Corp	230,011
21,094	Rexam plc	225,715
7,000	Sanwa Shutter Corp	39,704
6,618	Ssab Svenskt Stal AB	123,272
2,187	Ssab Svenskt Stal AB	38,797
6,200	Toyo Seikan Kaisha Ltd	118,620
	TOTAL FABRICATED METAL PRODUCTS	1,181,984

FOOD AND KINDRED PRODUCTS - 3.55%
22,000	Ajinomoto Co, Inc	236,902
13,400	Asahi Breweries Ltd	195,342
11,458	C&C Group plc	155,609
79,038	Cadbury Schweppes plc	841,302
239	Carlsberg A/S (Class A)	18,779
875	Carlsberg A/S (Class B)	73,588
3,670	Coca Cola Hellenic Bottling Co S.A.	126,489
18,519	Coca-Cola Amatil Ltd	92,337
2,000	Coca-Cola West Japan Co Ltd	39,958
1,723	Danisco A/S	139,778
106,125	Diageo plc	1,874,758
799	East Asiatic Co Ltd A.S.	37,505
2,917	Ebro Puleva S.A.	59,626
235	Givaudan S.A.	188,120
3,782	Greencore Group plc	18,704
8,990	Groupe Danone	1,261,958
9,200	Heineken NV	420,796
2,000	House Foods Corp	33,016
3,307	Iaws Group plc	61,392
6,876	InBev NV	378,585
2,300	Ito En Ltd	79,247
55,038	J Sainsbury plc	386,953
10,000	Kaneka Corp	94,646
3,800	Katokichi Co Ltd	31,043
4,646	Kerry Group plc (Class A)	110,169

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
5,000		Kikkoman Corp	$58,286
30,000		Kirin Brewery Co Ltd	400,508
9,823		Lion Nathan Ltd	59,301
8,000		Meiji Dairies Corp	54,044
10,000		Meiji Seika Kaisha Ltd	50,794
15,132		Nestle S.A.	5,276,142
10,000		Nichirei Corp	52,741
5,000		Nippon Meat Packers, Inc	56,169
7,000		Nisshin Seifun Group, Inc	73,007
3,200		Nissin Food Products Co Ltd	101,858
14,000		Olam International Ltd	14,985
3,592	b,m,v*	Parmalat Finanziaria S.p.A.	0
2,820		Pernod-Ricard S.A.	586,807
3,500		Q.P. Corp	33,067
6,452		Royal Numico NV	290,443
15,386		Sampo Oyj (A Shs)	320,749
10,000		Sapporo Holdings Ltd	47,492
30,167		Scottish & Newcastle plc	321,953
2,252		Suedzucker AG.	55,628
33,500		Swire Pacific Ltd (A Shs)	350,022
7,000		Takara Holdings, Inc	41,126
17,689		Tate & Lyle plc	238,298
5,000		Toyo Suisan Kaisha Ltd	72,085
8,000		Want Want Holdings Ltd	12,400
4,400		Yakult Honsha Co Ltd	129,253
5,000		Yamazaki Baking Co Ltd	48,466
		TOTAL FOOD AND KINDRED PRODUCTS	15,702,226

FOOD STORES - 1.57%
22,628		Carrefour S.A.	1,429,798
44,962		Coles Myer Ltd	482,212
586		Colruyt S.A.	100,019
2,760		Delhaize Group	231,864
2,300		FamilyMart Co Ltd	62,891
34,648	*	Goodman Fielder Ltd	55,778
2,653		Jeronimo Martins SGPS S.A.	47,367
2,384		Kesko Oyj (B Shares)	100,244
58,724	*	Koninklijke Ahold NV	624,018
2,400		Lawson, Inc	84,317
31,100		Seven & I Holdings Co Ltd	1,000,466
32,832		Sonae SPGS S.A.	57,037
298,715		Tesco plc	2,013,470
44,551		Woolworths Ltd	672,711
		TOTAL FOOD STORES	6,962,192

FURNITURE AND FIXTURES - 0.04%
22,301		MFI Furniture plc	40,085
1,082		Neopost S.A.	129,108
		TOTAL FURNITURE AND FIXTURES	169,193

FURNITURE AND HOMEFURNISHINGS STORES - 0.19%
68,872		DSG International plc	282,405
17,159		Harvey Norman Holdings Ltd	45,272
18,844		Kesa Electricals plc	114,933

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
1,100		Nitori Co Ltd	$49,820
1,300		Shimachu Co Ltd	38,188
3,200		Yamada Denki Co Ltd	320,745
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	851,363

GENERAL BUILDING CONTRACTORS - 0.99%
16,072		Balfour Beatty plc	123,905
9,188		Barratt Developments plc	183,385
4,279		Bellway plc	103,191
3,277	*	Berkeley Group Holdings plc	82,525
1,389		Bilfinger Berger AG.	82,412
18,000		Cheung Kong Infrastructure Holdings Ltd	55,105
15,131		CRH plc	512,099
3,100		Daito Trust Construction Co Ltd	168,220
20,000		Daiwa House Industry Co Ltd	346,243
15,341		Fletcher Building Ltd	85,925
14,984		George Wimpey plc	145,326
27,500	*	Haseko Corp	94,751
3,388		Hellenic Technodomiki Tev S.A.	33,166
1,855		Hochtief AG.	116,130
1,127		Imerys S.A.	94,320
33,000		Kajima Corp	150,857
8,000		Keppel Land Ltd	24,983
4,374		Leighton Holdings Ltd	63,047
13,188		Lend Lease Corp Ltd	157,461
25,000		Obayashi Corp	176,085
10,617		Persimmon plc	265,977
17,000		Sekisui Chemical Co Ltd	143,340
21,000		Sekisui House Ltd	317,689
23,000		Shimizu Corp	131,429
14,196		Skanska AB (B Shs)	240,211
34,000		Taisei Corp	122,040
21,948		Taylor Woodrow plc	145,782
2,069		Technical Olympic S.A.	6,979
1,760		Titan Cement Co S.A.	83,424
6,000		Toda Corp	28,089
4,186		YIT OYJ	96,979
		TOTAL GENERAL BUILDING CONTRACTORS	4,381,075

GENERAL MERCHANDISE STORES - 0.80%
21,900		Aeon Co Ltd	536,724
7,000		Daimaru, Inc	86,459
33,104		GUS plc	598,747
4,000		Hankyu Department Stores, Inc	33,828
6,500		Isetan Co Ltd	109,668
20,000		Keio Electric Railway Co Ltd	133,418
61,000		Kintetsu Corp	191,069
63,479		Marks & Spencer Group plc	763,640
11,500		Marui Co Ltd	168,326
13,000		Mitsukoshi Ltd	58,328
2,508		Pinault-Printemps-Redoute S.A.	371,775
9,000		Takashimaya Co Ltd	114,286
41,000		Tokyu Corp	281,837

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
6,000		UNY Co Ltd	$79,543
1,000		Warehouse Group Ltd	4,198
		TOTAL GENERAL MERCHANDISE STORES	3,531,846

HEALTH SERVICES - 0.22%
3,381	*	Capio AB	77,280
1,010		Coloplast A/S (B Shs)	81,163
15,633		DCA Group Ltd	39,964
29,000		Fraser and Neave Ltd	75,593
2,280		Fresenius Medical Care AG.	296,171
6,320		Getinge AB (B Shs)	115,565
5,407		Intertek Group plc	78,965
31,000		Parkway Holdings Ltd	54,651
9,081		Sonic Healthcare Ltd	89,203
268		Straumann Holding AG.	57,706
		TOTAL HEALTH SERVICES	966,261

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.61%
8,373		Abertis Infraestructuras S.A.	219,781
9,202		ACS Actividades Cons y Servicios S.A.	436,407
7,647		Bouygues S.A.	409,011
6,000		Chiyoda Corp	117,333
1,530		Fomento de Construcciones y Contratas S.A.	122,228
2,325		Grupo Ferrovial S.A.	186,917
22,471		Multiplex Group	58,952
11,000		Nishimatsu Construction Co Ltd	41,067
8,000		Okumura Corp	43,953
28,182		Transurban Group	153,330
8,049		Vinci S.A.	896,136
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	2,685,115

HOLDING AND OTHER INVESTMENT OFFICES - 2.52%
17,677	*	3i Group Plc	309,626
27,920		Amvescap plc	303,200
28,700		CapitaMall Trust	45,898
44,159		CFS Gandel Retail Trust	66,482
1,357	*	CFS Retail Property Trust	2,003
7,398		Collins Stewart Tullett plc	120,509
53,998		Commonwealth Property Office Fund	56,745
2,737		Fabege AB	60,506
70,323		GPT Group	246,335
5,047		Great Portland Estates plc	57,171
2,777		Groupe Bruxelles Lambert S.A.	296,325
139	*	Groupe Bruxelles Lambert S.A.	4
8,779	*	Immoeast Immobilien Anlagen AG.	106,758
32,696		ING Industrial Fund	57,509
68,400		iShares MSCI EAFE Index Fund	4,634,100
1,200		Jafco Co Ltd	60,546
13		Japan Prime Realty Investment Corp	38,849
11		Japan Real Estate Investment Corp	93,122
14		Japan Retail Fund Investment Corp	103,111
21,300		JFE Holdings, Inc	834,870
35,400		Kiwi Income Property Trust	31,891
17,611		Land Securities Group plc	648,925
80,000		Link Real Estate Investment Trust	166,559

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
10,330		Macquarie Communications Infrastructure Group	$47,734
88,821		Macquarie Infrastructure Group	211,835
75,072		Macquarie Office Trust	83,647
64,339	*	Man Group Plc	539,682
7,060	*	Meinl European Land Ltd	153,803
18		Nippon Building Fund, Inc	182,857
651		Nobel Biocare Holding AG.	160,219
20,000		Noble Group Ltd	13,096
9		Nomura Real Estate Office Fund, Inc	72,152
8		NTT Urban Development Corp	63,932
1,486		PSP Swiss Property AG.	75,462
1,950		Rodamco Europe NV	227,118
3,481		Sacyr Vallehermoso S.A.	158,245
28,545		SCOR	69,497
27,900		Softbank Corp	577,486
22,000		Suntec Real Estate Investment Trust	20,501
43,000		Wharf Holdings Ltd	147,369
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	11,145,679

HOTELS AND OTHER LODGING PLACES - 0.21%
7,789		Accor S.A.	530,882
14,187		Intercontinental Hotels Group plc	248,496
2,044		NH Hoteles S.A.	43,388
41,153		Shangri-La Asia Ltd	91,490
12,000		United Overseas Land Ltd	26,444
		TOTAL HOTELS AND OTHER LODGING PLACES	940,700

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.33%
74,511		ABB Ltd	980,212
3,414		Alfa Laval AB	114,605
4,148	*	Alstom RGPT	375,293
12,000		Amada Co Ltd	120,483
2,500		Amano Corp	32,042
282		Andritz AG.	43,018
1,800		ARRK Corp	23,634
6,500		ASM Pacific Technology Ltd	34,124
18,303	*	ASML Holding NV	427,977
12,194		Atlas Copco AB (A Shares)	320,319
7,573		Atlas Copco AB (B Shares)	189,631
40,400		Canon, Inc	2,106,785
7,900		Casio Computer Co Ltd	159,170
5,388	*	Charter plc	86,052
13,700		Citizen Watch Co Ltd	112,731
3,000		Daifuku Co Ltd	37,816
8,700		Daikin Industries Ltd	257,778
12,000		Ebara Corp	43,479
18,395		FKI plc	31,084
18,500		Fuji Photo Film Co Ltd	675,005
2,000		Glory Ltd	38,772
1,942		Heidelberger Druckmaschinen	80,058
600		Hikari Tsushin, Inc	31,340
3,200		Hitachi Construction Machinery Co Ltd	71,517
9,132	*	Husqvarna AB	107,481
12,216		IMI plc	115,907

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
40,000		Ishikawajima-Harima Heavy Industries Co Ltd	$122,243
1,100		Itochu Techno-Science Corp	55,873
20,000		Japan Steel Works Ltd	136,804
34,800		Komatsu Ltd	600,990
2,000		Komori Corp	40,720
18,000		Konica Minolta Holdings, Inc	241,067
42,000		Kubota Corp	344,889
4,300		Kurita Water Industries Ltd	83,361
6,475	*	Logitech International S.A.	140,586
4,400		Makita Corp	129,253
14,839		Meggitt plc	86,685
4,591		Metso Oyj	168,944
117,000		Mitsubishi Heavy Industries Ltd	484,343
57,000		Mitsui & Co Ltd	724,775
22,000		Mitsui Engineering & Shipbuilding Co Ltd	71,517
2,500		Mitsumi Electric Co Ltd	34,497
14,000		NTN Corp	110,696
2,486		OCE NV	39,909
5,899	*	Ocean RIG ASA	36,786
17,000		Oki Electric Industry Co Ltd	38,281
5,000		Okuma Holdings, Inc	44,233
3,000		OSG Corp	42,717
1,332		Rheinmetall AG.	96,951
6,296		Safran S.A.	127,260
37,978		Sandvik AB	435,328
3,771		Scania AB	224,876
5,400		Seiko Epson Corp	147,200
199		SIG Holding AG.	57,451
14,721		SKF AB	215,447
1,900		SMC Corp	251,403
1,184		Solarworld AG.	65,055
137		Sulzer AG.	109,177
20,000		Sumitomo Heavy Industries Ltd	167,450
3,985		Technip S.A.	226,484
34,500		Techtronic Industries Co	50,926
4,300		THK Co Ltd	101,562
6,200		Tokyo Electron Ltd	458,210
2,000		Tokyo Seimitsu Co Ltd	104,974
5,651		Tomra Systems ASA	34,460
110,000		Toshiba Corp	713,312
7,000		Toyota Tsusho Corp	184,296
238	*	Unaxis Holding AG.	79,749
6,731	*	Vestas Wind Systems A/S	179,727
2,055		Wartsila Oyj (Series B)	83,387
581		Wincor Nixdorf AG.	84,467
8,100		Yokogawa Electric Corp	106,423
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	14,701,057

INSTRUMENTS AND RELATED PRODUCTS - 0.98%
5,900		Advantest Corp	292,690
121,917		BAE Systems plc	902,239
2,005		Cochlear Ltd	79,199
2,976		Elekta AB	56,043
10,904		Finmeccanica S.p.A.	243,512

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
31,594	*	Invensys Plc	$122,894
1,500		Keyence Corp	345,397
4,690		Luxottica Group S.p.A.	138,153
12,000		Nikon Corp	247,873
8,000		Nippon Electric Glass Co Ltd	176,423
233		Nobel Biocare Holding AG.	56,754
8,000		Olympus Corp	235,683
126,000		PCCW Ltd	76,985
1,584		Phonak Holding AG.	100,199
4,892	*	Qiagen NV	76,611
34,145		Smith & Nephew plc	314,062
1,195		Swatch Group AG.	230,886
2,290		Swatch Group AG.	88,820
1,738		Synthes, Inc	193,196
6,800		Terumo Corp	257,896
1,011	*	William Demant Holding	77,632
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,313,147

INSURANCE AGENTS, BROKERS AND SERVICE - 0.87%
143,587		HBOS plc	2,841,683
1,635		MLP AG.	36,614
30,280		QBE Insurance Group Ltd	552,909
20,347		Suncorp-Metway Ltd	332,712
28,701		Unipol S.p.A.	84,981
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	3,848,899

INSURANCE CARRIERS - 5.95%
10,389		ABC Learning Centres Ltd	48,471
54,478		Aegon NV	1,021,709
16,339		Alleanza Assicurazioni S.p.A	191,027
15,343		Allianz AG.	2,655,321
70,424		AMP Ltd	469,234
36,193		Assicurazioni Generali S.p.A.	1,353,893
96,232		Aviva plc	1,410,804
30,162		AXA Asia Pacific Holdings Ltd	146,118
62,988		AXA S.A.	2,322,683
1,565		CNP Assurances	151,815
386		Codan A/S	27,408
3,892		Corp Mapfre S.A.	81,333
44,849		Credit Suisse Group	2,594,926
2,707		Fondiaria-Sai S.p.A	118,734
65,115		Friends Provident plc	235,911
70,849		ING Groep NV	3,116,562
57,696		Insurance Australia Group Ltd	227,045
9,800		Irish Life & Permanent plc	245,556
6,909		KBC Groep NV	727,600
8,869		Mediolanum S.p.A.	65,904
26,500	v	Millea Holdings, Inc	920,910
46,000		Mitsui Sumitomo Insurance Co Ltd	575,170
7,372		Muenchener Rueckver AG.	1,165,801
197,137		Old Mutual plc	618,256
91,700		Prudential plc	1,139,189
26,080		Resolution plc	301,530
111,756		Royal & Sun Alliance Insurance Group plc	311,776

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
31,000		Sompo Japan Insurance, Inc	$405,985
79,389	*	Standard Life Plc	402,452
8,839		Storebrand ASA	93,312
12,760		Swiss Reinsurance Co	976,554
8,850		T&D Holdings, Inc	640,571
654	*	Topdanmark A/S	90,317
937		TrygVesta A.S.	55,855
1,086		Wiener Staedtische Allgemeine Versicherung AG.	68,167
5,487		Zurich Financial Services AG.	1,348,219
		TOTAL INSURANCE CARRIERS	26,326,118

JUSTICE, PUBLIC ORDER AND SAFETY - 0.02%
81,000	*	PAN Fish ASA	63,791
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	63,791

LEATHER AND LEATHER PRODUCTS - 0.36%
7,378		Adidas-Salomon AG.	347,097
2,456		Hermes International	227,035
9,252		LVMH Moet Hennessy Louis Vuitton S.A.	953,228
15,000		Yue Yuen Industrial Holdings	46,594
		TOTAL LEATHER AND LEATHER PRODUCTS	1,573,954

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.11%
10,051		Brisa-Auto Estradas de Portugal S.A.	111,393
64,000		ComfortDelgro Corp Ltd	68,100
16,000		Keihin Electric Express Railway Co Ltd	116,893
9,000		Keisei Electric Railway Co Ltd	55,162
8,000		SMRT Corp Ltd	5,591
28,000		Tobu Railway Co Ltd	141,274
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	498,413

LUMBER AND WOOD PRODUCTS - 0.02%
1,561		Nobia AB	52,188
3,374	*	Sonae Industria SGPS S.A.	30,548
		TOTAL LUMBER AND WOOD PRODUCTS	82,736

METAL MINING - 1.31%
41,900		Alumina Ltd	193,302
54,017		Anglo American plc	2,258,420
10,861		Boliden AB	206,011
8,081		Iluka Resources Ltd	42,822
12,047		Newcrest Mining Ltd	202,019
13,866	*	Paladin Resources Ltd	49,088
10,826		Rio Tinto Ltd	565,611
39,796		Rio Tinto plc	1,882,913
800		Sumitomo Titanium Corp	95,153
916		Umicore	135,551
18,329		Zinifex Ltd	160,512
		TOTAL METAL MINING	5,791,402

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.20%
1,300		Aderans Co Ltd	33,676
2,890		Amer Sports Oyj	64,865
5,167		Bulgari S.p.A.	65,782

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
22,965		Futuris Corp Ltd	$34,745
6,900		Namco Bandai Holdings, Inc	108,472
8,100		Sankyo Co Ltd	432,686
6,200		Yamaha Corp	130,430
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	870,656

MISCELLANEOUS RETAIL - 0.66%
1,000		Circle K Sunkus Co Ltd	18,794
19,686		Compagnie Financiere Richemont AG. (Units) (A Shs)	947,737
2,802		DCC plc	69,996
985		Douglas Holding AG.	46,089
2,500		EDION Corp	42,857
1,116		Folli-Follie S.A.	32,407
11,492		HMV Group plc	34,858
79,000		Hutchison Whampoa Ltd	697,657
30		Index Corp	21,740
1,988	*	KarstadtQuelle AG.	47,267
1,400		Matsumotokiyoshi Co Ltd	33,659
8,625		Next plc	306,184
31,100		Nippon Mining Holdings, Inc	219,839
27,833		Origin Energy Ltd	138,362
13,116		Pacific Brands Ltd	24,732
800		Ryohin Keikaku Co Ltd	56,550
2,486		Sanoma-WSOY Oyj	63,773
65,583		Signet Group plc	135,687
		TOTAL MISCELLANEOUS RETAIL	2,938,188

MOTION PICTURES - 0.03%
1,762	*	Premiere AG.	23,505
5,300		Toho Co Ltd	107,683
		TOTAL MOTION PICTURES	131,188

NONDEPOSITORY INSTITUTIONS - 0.43%
2,460		Acom Co Ltd	104,960
3,000		Aeon Credit Service Co Ltd	71,746
2,900		Aiful Corp	112,195
11,154		Cattles plc	79,307
10,600		Challenger Financial Services Group Ltd	27,414
6,600		Credit Saison Co Ltd	278,248
1,961		D Carnegie AB	41,344
2,180		Deutsche Postbank AG.	165,447
1,300		Hitachi Capital Corp	24,762
4,841		Hypo Real Estate Holding AG.	302,022
16,846		ICAP plc	162,754
1,507		Perpetual Trustees Australia Ltd	82,104
2,800		Promise Co Ltd	111,407
8,708		Provident Financial plc	101,984
200		SFCG Co Ltd	37,943
4,170		Takefuji Corp	191,335
		TOTAL NONDEPOSITORY INSTITUTIONS	1,894,972

NONMETALLIC MINERALS, EXCEPT FUELS - 0.17%
55,000		Itochu Corp	426,032
2,393		Solvay S.A.	309,514
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	735,546

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

OIL AND GAS EXTRACTION - 1.99%
901		Aker Kvaerner ASA	$80,069
132,101		BG Group plc	1,605,227
26,572	*	DET Norske Oljeselskap	36,968
31	*	Inpex Holdings, Inc	246,163
7,710	*	Lundin Petroleum AB	81,275
4,373		Neste Oil Oyj	127,096
1,966	*	Petroleum Geo-Services ASA	95,791
1,347		ProSafe ASA	82,554
21,215		Santos Ltd	176,931
8,282	*	SeaDrill Ltd	108,623
3,000		Singapore Petroleum Co Ltd	8,878
6,662	*	Stolt Offshore S.A.	113,813
3,440	*	TGS Nopec Geophysical Co ASA	54,420
83,520		Total S.A.	5,480,732
17,577		Woodside Petroleum Ltd	514,181
		TOTAL OIL AND GAS EXTRACTION	8,812,721

PAPER AND ALLIED PRODUCTS - 0.40%
1,426		Billerud AB	21,697
1,755		Holmen AB (B Shs)	73,283
3,000		Kokuyo Co Ltd	47,695
116		Mayr-Melnhof Karton AG.	19,921
31		Nippon Paper Group, Inc	112,322
6,499		Norske Skogindustrier ASA	97,685
29,000		OJI Paper Co Ltd	158,840
11,716		PaperlinX Ltd	33,618
21,468		Stora Enso Oyj (R Shs)	325,582
6,859		Svenska Cellulosa AB (B Shs)	314,489
1,400		Uni-Charm Corp	77,748
19,685		UPM-Kymmene Oyj	467,781
		TOTAL PAPER AND ALLIED PRODUCTS	1,750,661

PERSONAL SERVICES - 0.01%
6,491		Davis Service Group plc	58,397
		TOTAL PERSONAL SERVICES	58,397

PETROLEUM AND COAL PRODUCTS - 4.84%
204,586		BP plc	2,229,382
88,265		BP plc (ADR)	5,788,419
98,425		ENI S.p.A.	2,916,768
2,805		Hellenic Petroleum S.A.	33,648
1,380		Motor Oil Hellas Corinth Refineries S.A.	34,998
6,031		OMV AG.	312,482
15,080		Premier Farnell plc	51,105
34,497		Repsol YPF S.A.	1,026,673
130,092		Royal Dutch Shell plc (A Shares)	4,291,825
116,472		Royal Dutch Shell plc (B Shares)	3,953,711
6,200		Showa Shell Sekiyu KK	69,073
24,812		Statoil ASA	586,408
11,000		TonenGeneral Sekiyu KK	99,361
		TOTAL PETROLEUM AND COAL PRODUCTS	21,393,853

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

PRIMARY METAL INDUSTRIES - 1.95%
6,150		Acerinox S.A.	$118,616
416		Bekaert S.A.	40,961
92,576		BHP Billiton plc	1,598,140
24,237		BlueScope Steel Ltd	117,054
1,496		Boehler-Uddeholm AG.	84,151
33,512		Corus Group plc	243,454
12,000		Daido Steel Co Ltd	87,670
11,000		Dowa Mining Co Ltd	94,891
8,000	v*	Dowa Mining Co Ltd	68
13,000		Fujikura Ltd	142,298
21,000		Furukawa Electric Co Ltd	138,667
672		Hoganas AB (B Shares)	17,790
8,390		Johnson Matthey plc	216,627
102,000		Kobe Steel Ltd	320,356
33,000		Mitsubishi Materials Corp	136,051
19,000		Mitsui Mining & Smelting Co Ltd	97,956
26,577	*	Mittal Steel Co NV	928,127
16,000		Nippon Light Metal Co Ltd	40,229
232,000		Nippon Steel Corp	954,514
28,000		Nisshin Steel Co Ltd	82,963
27,002		Norsk Hydro ASA	603,000
17,890		OneSteel Ltd	56,000
3,252		Outokumpu Oyj	83,010
1,458		Salzgitter AG.	137,016
28,200		Sumitomo Electric Industries Ltd	381,730
150,000		Sumitomo Metal Industries Ltd	575,238
19,000		Sumitomo Metal Mining Co Ltd	248,990
13,547		ThyssenKrupp AG.	456,428
1,000		Toho Titanium Co Ltd	61,714
3,700		Tokyo Steel Manufacturing Co Ltd	58,229
1,393	*	Vallourec	324,841
5,647		Viohalco S.A.	57,286
3,254		Voestalpine AG.	134,392
		TOTAL PRIMARY METAL INDUSTRIES	8,638,457

PRINTING AND PUBLISHING - 0.86%
11,054		APN News & Media Ltd	41,852
5,391		Arnoldo Mondadori Editore S.p.A.	49,938
23,000		Dai Nippon Printing Co Ltd	354,955
10,362		Daily Mail & General Trust	117,668
4,938		De La Rue plc	52,885
8,141	*	Emap plc	114,625
9,770	v*	Emap plc (B Shares)	20,122
5,759		Eniro AB	70,729
20,172		Independent News & Media plc	60,878
32,438		John Fairfax Holdings Ltd	102,023
2,328	*	Metro International S.A.	2,827
4,713		PagesJaunes Groupe S.A.	133,870
30,444		Pearson plc	433,497
26,035		Reed Elsevier NV	434,131
47,847		Reed Elsevier plc	530,797
2,026		Schibsted ASA	60,843

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
55,000		Singapore Press Holdings Ltd	$141,980
21,000		Toppan Printing Co Ltd	232,889
11,079		Trinity Mirror plc	98,740
10,761		United Business Media plc	133,482
11,045		Wolters Kluwer NV	288,096
28,229		Yell Group plc	314,748
		TOTAL PRINTING AND PUBLISHING	3,791,575

RAILROAD TRANSPORTATION - 0.53%
60		Central Japan Railway Co	640,000
129		East Japan Railway Co	902,044
13,959		Firstgroup plc	128,263
37,400		Hankyu Hanshin Holdings, Inc	234,611
24,000		Odakyu Electric Railway Co Ltd	152,584
62		West Japan Railway Co	265,058
		TOTAL RAILROAD TRANSPORTATION	2,322,560

REAL ESTATE - 2.31%
3,000		Allgreen Properties Ltd	3,003
32,275		Ascendas Real Estate Investment Trust	43,690
4,488		Bovis Homes Group plc	77,855
19,446		British Land Co plc	496,627
9,228		Brixton plc	91,401
45,000		CapitaLand Ltd	143,082
4,732		Castellum AB	53,273
29,388		Centro Properties Group	176,318
56,000		Cheung Kong Holdings Ltd	601,285
17,400		City Developments Ltd	117,223
288		Cofinimmo	54,597
1,317		Corio NV	95,943
87,052		DB RREEF Trust	103,808
1,569		Fadesa Inmobiliaria S.A.	69,735
471		Gecina S.A.	62,831
10,317		Hammerson plc	253,439
63,000		Hang Lung Properties Ltd	134,561
26,000		Henderson Land Development Co Ltd	146,175
20,000		Hopewell Holdings	56,991
24,179		Hysan Development Co Ltd	62,010
17,330	*	IMMOFINANZ Immobilien Anlagen AG.	208,766
1,007		Inmobiliaria Colonial S.A.	78,084
53,403		Investa Property Group	97,911
3,182		IVG Immobilien AG.	115,157
18,000		Kerry Properties Ltd	65,848
705		Klepierre	105,579
4,164		Kungsleden AB	47,446
4,800		Leopalace21 Corp	175,137
9,334		Liberty International plc	214,087
49,530		Macquarie Goodman Group	240,684
32,236		Mirvac Group	113,881
44,000		Mitsubishi Estate Co Ltd	961,016
32,000		Mitsui Fudosan Co Ltd	727,365
96,410		New World Development Ltd	166,074
3,420		ORIX Corp	945,295
30,000		Shun TAK Holdings Ltd	35,350

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
4,000		Singapore Land Ltd	$19,770
44,972		Sino Land Co	79,661
17,412		Slough Estates plc	216,798
1,354	*	Stockland	7,336
48,872		Stockland Trust Group	269,540
14,000		Sumitomo Realty & Development Co Ltd	411,259
51,000		Sun Hung Kai Properties Ltd	556,764
10,000		Tokyo Tatemono Co Ltd	112,423
14,000		Tokyu Land Corp	132,741
1,645		Unibail	345,642
714		Wereldhave NV	77,954
56,090		Westfield Group	786,750
1,089		Wihlborgs Fastigheter AB	19,616
15,500	*	Wing Tai Holdings Ltd	18,445
		TOTAL REAL ESTATE	10,196,226

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.44%
5,682		Ansell Ltd	44,846
22,900		Bridgestone Corp	462,362
4,953		Continental AG.	574,305
15,000		Denki Kagaku Kogyo KK	58,159
5,418		Michelin (C.G.D.E.) (Class B)	397,104
23,000		Mitsui Chemicals, Inc	165,503
3,795		Nokian Renkaat Oyj	68,286
102,833		Pirelli & C S.p.A.	88,475
6,000		Sumitomo Bakelite Co Ltd	45,308
1,652		Uponor Oyj	44,787
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	1,949,135

SECURITY AND COMMODITY BROKERS - 1.25%
6,257		Australian Stock Exchange Ltd	151,559
8,487		Babcock & Brown Ltd	127,393
48,000		Daiwa Securities Group, Inc	559,949
3,843		Deutsche Boerse AG.	577,953
50		E*Trade Securities Co Ltd	56,720
3,376		Euronext NV	328,135
1,120		Hellenic Exchanges S.A.	17,753
41,000		Hong Kong Exchanges and Clearing Ltd	299,186
248,231		Legal & General Group plc	662,303
6,806		London Stock Exchange Group plc	157,506
9,167		Macquarie Bank Ltd	472,445
4,900		Matsui Securities Co Ltd	40,859
10,000		Mitsubishi Securities Co	125,291
31,500		Nikko Cordial Corp	365,333
67,100		Nomura Holdings, Inc	1,181,528
2,679		OMX AB	51,912
357		SBI Holdings, Inc	127,689
4,135		Schroders plc	72,002
16,000		Shinko Securities Co Ltd	63,255
24,000		Singapore Exchange Ltd	67,093
7,822	*	Tower Ltd	16,544
		TOTAL SECURITY AND COMMODITY BROKERS	5,522,408

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
SOCIAL SERVICES - 0.03%
6,447		Vedior NV	$120,747
		TOTAL SOCIAL SERVICES	120,747

SPECIAL TRADE CONTRACTORS - 0.06%
5,000		COMSYS Holdings Corp	54,857
2,544		KCI Konecranes Oyj	48,292
4,000		Kinden Corp	33,016
2,704		Kone Oyj	131,152
		TOTAL SPECIAL TRADE CONTRACTORS	267,317

STONE, CLAY, AND GLASS PRODUCTS - 1.06%
34,000		Asahi Glass Co Ltd	419,369
6,000		Central Glass Co Ltd	33,219
9,194		Cimpor Cimentos de Portugal S.A.	65,870
11,745		Compagnie de Saint-Gobain	851,896
5,894		Cookson Group plc	62,627
5,256		CRH plc	177,486
28,946		CSR Ltd	64,289
1,329		FLSmidth & Co A/S (B Shs)	61,592
27,303		Hanson plc	395,418
7,607		Holcim Ltd	621,725
2,469		Italcementi S.p.A.	62,523
17,289		James Hardie Industries NV	96,126
5,658		Lafarge S.A.	730,379
11,000		NGK Insulators Ltd	154,582
16,000		Nippon Sheet Glass Co Ltd	75,175
880	*	RHI AG.	34,425
33,048		Rinker Group Ltd	342,367
15,000		Sumitomo Osaka Cement Co Ltd	44,444
31,000		Taiheiyo Cement Corp	114,684
9,000		Toto Ltd	84,876
29,000		UBE Industries Ltd	82,243
2,527		Wienerberger AG.	119,331
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	4,694,646

TEXTILE MILL PRODUCTS - 0.00%**
8,000		Texwinca Holdings Ltd	5,227
		TOTAL TEXTILE MILL PRODUCTS	5,227

TOBACCO PRODUCTS - 0.86%
10,085		Altadis S.A.	478,795
59,050		British American Tobacco plc	1,596,514
26,095		Imperial Tobacco Group plc	869,687
171		Japan Tobacco, Inc	664,457
11,236		Swedish Match AB	182,842
		TOTAL TOBACCO PRODUCTS	3,792,295

TRANSPORTATION BY AIR - 0.45%
4,232		Air France-KLM	127,613
24,000		All Nippon Airways Co Ltd	97,117
33,136		Auckland International Airport Ltd	43,911
16,612		BBA Group plc	82,813
21,327	*	British Airways plc	170,507
40,000		Cathay Pacific Airways Ltd	81,944

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
8,647		Deutsche Lufthansa AG.	$183,223
439		Flughafen Wien AG.	36,356
16,511		Iberia Lineas Aereas de Espana	44,386
32,000		Japan Airlines Corp	62,578
1	v*	KLM (Royal Dutch Airlines) NV	14
20,827		Macquarie Airports	47,654
35,973		Qantas Airways Ltd	104,830
1,080	*	Ryanair Holdings plc (ADR)	68,353
33,971		SABMiller plc	634,782
1,899	*	SAS AB	24,812
20,000		Singapore Airlines Ltd	183,850
		TOTAL TRANSPORTATION BY AIR	1,994,743

TRANSPORTATION EQUIPMENT - 4.68%
42,729		Cobham plc	145,206
38,000		Cosco Corp Singapore Ltd	39,717
33,565		DaimlerChrysler AG.	1,677,377
1,054		DaimlerChrysler AG.	52,658
20,100		Denso Corp	706,159
131		D'ieteren S.A.	43,721
12,421		European Aeronautic Defence and Space Co	357,221
20,512		Fiat S.p.A.	326,950
26,690		GKN plc	143,547
7,000		Hino Motors Ltd	37,867
59,000		Honda Motor Co Ltd	1,982,899
53,500		Johnson Electric Holdings Ltd	46,766
7,000		JTEKT Corp	135,704
50,000		Kawasaki Heavy Industries Ltd	165,503
19,000		Keppel Corp Ltd	177,050
4,574		Lagardere S.C.A.	330,024
4,781		MAN AG.	404,616
6,000		NHK Spring Co Ltd	69,435
16,000		NSK Ltd	135,043
5,776		Peugeot S.A.	325,711
285		Porsche AG.	295,202
6,996		Renault S.A.	802,410
141		Rieter Holding AG.	60,721
66,816		Rolls-Royce Group plc	566,714
18,000		SembCorp Marine Ltd	37,853
2,600		Shimano, Inc	72,635
31,967		Siemens AG.	2,788,869
43,000		Singapore Technologies Engineering Ltd	77,160
21,328		Smiths Group plc	358,002
2,973		Thales S.A.	131,910
2,000		Tokai Rika Co Ltd	38,857
32,108		Tomkins plc	142,327
1,900		Toyoda Gosei Co Ltd	41,820
7,100		Toyota Industries Corp	301,130
109,300		Toyota Motor Corp	5,940,368
2,882		Trelleborg AB (B Shs)	54,272
9,165		Volkswagen AG.	780,747
11,884		Volvo AB (B Shs)	707,868
7,100		Yamaha Motor Co Ltd	188,131
		TOTAL TRANSPORTATION EQUIPMENT	20,690,170

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

TRANSPORTATION SERVICES - 0.20%
6,776		Arriva plc	$83,734
98		Kuoni Reisen Holding	50,393
46,065		MTR Corp	115,655
4,446		National Express Group plc	78,166
240		Ship Finance International Ltd	4,776
25,333		Stagecoach Group plc	60,239
1,022		Stolt-Nielsen S.A.	26,620
28,483	*	Sydney Roads Group	23,564
25,883		Toll Holdings Ltd	296,883
8,034		TUI AG.	165,853
		TOTAL TRANSPORTATION SERVICES	905,883

TRUCKING AND WAREHOUSING - 0.45%
29,278		Deutsche Post AG.	768,510
735		DSV A/S	128,503
8,000		Kamigumi Co Ltd	62,375
5,000		Mitsubishi Logistics Corp	79,831
27,000		Nippon Express Co Ltd	144,686
4,000		Seino Holdings Corp	47,035
15,568		TNT NV	590,455
13,000		Yamato Transport Co Ltd	188,080
		TOTAL TRUCKING AND WAREHOUSING	2,009,475

WATER TRANSPORTATION - 0.38%
40		AP Moller - Maersk A/S	342,866
1,160		Cargotec Corp	49,085
6,218		Carnival plc	297,459
310		Compagnie Maritime Belge S.A.	10,566
524		D/S Torm A/S	27,092
377		Euronav NV	12,233
1,791		Frontline Ltd	68,329
18,000		Kawasaki Kisen Kaisha Ltd	113,676
2,003		Kuehne & Nagel International AG.	138,558
40,000		Mitsui OSK Lines Ltd	295,619
13,000		Neptune Orient Lines Ltd	16,616
40,000		Nippon Yusen Kabushiki Kaisha	243,471
8,300		Orient Overseas International Ltd	33,773
1,782	*	Petrojarl ASA	19,140
73		Ship Finance International Ltd	1,488
		TOTAL WATER TRANSPORTATION	1,669,971

WHOLESALE TRADE-DURABLE GOODS - 0.99%
3,353		AGFA-Gevaert NV	79,508
11,758		Assa Abloy AB (B Shs)	218,613
800		Autobacs Seven Co Ltd	30,070
19,865		Boral Ltd	107,043
25,482		Brambles Industries plc	228,536
3,680		Buhrmann NV	55,484
13,087		Bunzl plc	163,805
3,000		Canon Sales Co, Inc	71,873
3,685		Cie Generale d'Optique Essilor International S.A.	377,327
1,500		Creative Technology Ltd	9,822

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE
14,625		Electrocomponents plc	$76,193
17,605	*	Hagemeyer NV	85,724
16,469		Inchcape plc	161,502
4,230		Kingspan Group plc	87,163
24,000		Melco International Development	51,385
14		NET One Systems Co Ltd	19,437
85,600		Nissan Motor Co Ltd	958,720
2,952		Rautaruukki Oyj	84,786
11,143	*	Securitas Direct AB	27,979
11,143	*	Securitas Systems AB	41,816
40,300		Sumitomo Corp	502,535
2,314	*	Tandberg Television ASA	18,827
14,209		Wesfarmers Ltd	369,908
22,561		Wolseley plc	475,644
1,409		Zodiac S.A.	83,581
		TOTAL WHOLESALE TRADE-DURABLE GOODS	4,387,281

WHOLESALE TRADE-NONDURABLE GOODS - 1.20%
793		Axfood AB	24,077
5,364		Billabong International Ltd	58,568
1,569		Casino Guichard Perrachon S.A.	126,438
2,952		Celesio AG.	153,887
37,000		Esprit Holdings Ltd	337,436
76,562		Foster's Group Ltd	367,478
7,433		Fyffes plc	14,421
67,300		Li & Fung Ltd	167,242
58,000		Marubeni Corp	288,711
5,296		Metro AG.	309,523
51,300		Mitsubishi Corp	964,114
48,000		Nippon Oil Corp	353,524
1,728		Oriflame Cosmetics S.A.	57,300
6,779		Orkla ASA	322,508
1,136		Societe BIC S.A.	70,643
2,700		Suzuken Co Ltd	101,257
64,734		Unilever NV	1,592,472
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	5,309,599

		TOTAL COMMON STOCKS
		(Cost $349,887,984)	439,562,302

		TOTAL PORTFOLIO - 99.43%
		(Cost $349,887,984)	439,562,302
		OTHER ASSETS & LIABILITIES, NET - 0.57%	2,535,149

		NET ASSETS - 100.00%	$442,097,451

	*	Non-income producing
	**	Percentage represents less than 0.01%
	b	In bankruptcy
	m	Indicates a security has been deemed illiquid.
	v	Security valued at fair value.

		ABBREVIATION:
		ADR - American Depositary Receipt

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - International Equity Index Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
International Equity Index Fund
Summary of market values by country
September 30, 2006

		% OF
		MARKET
DOMESTIC	VALUE	VALUE
UNITED STATES OF AMERICA	$4,691,534	1.07%
TOTAL DOMESTIC	4,691,534	1.07

FOREIGN
AUSTRALIA	22,528,683	5.13
AUSTRIA	2,390,101	0.54
BELGIUM	5,382,206	1.22
DENMARK	3,242,812	0.74
FINLAND	6,155,555	1.40
FRANCE	43,684,646	9.94
GERMANY	31,020,998	7.06
GREECE	2,674,691	0.61
HONG KONG	7,212,828	1.64
IRELAND	3,561,469	0.81
ITALY	16,791,703	3.82
JAPAN	102,541,490	23.33
NETHERLANDS	15,329,045	3.49
NEW ZEALAND	575,446	0.13
NORWAY	3,425,655	0.78
PORTUGAL	1,456,932	0.33
SINGAPORE	3,460,949	0.79
SPAIN	17,586,968	4.00
SWEDEN	10,434,531	2.37
SWITZERLAND	31,083,954	7.07
UNITED KINGDOM	104,330,106	23.73
TOTAL FOREIGN	434,870,768	98.93
TOTAL PORTFOLIO	$439,562,302	100.00%

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SOCIAL CHOICE EQUITY FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.78%

AGRICULTURAL PRODUCTION-CROPS - 0.01%
2,300		Chiquita Brands International, Inc	$30,774
		TOTAL AGRICULTURAL PRODUCTION-CROPS	30,774

AMUSEMENT AND RECREATION SERVICES - 0.01%
500		International Speedway Corp (Class A)	24,920
		TOTAL AMUSEMENT AND RECREATION SERVICES	24,920

APPAREL AND ACCESSORY STORES - 0.82%
2,435		American Eagle Outfitters, Inc	106,726
700	*	AnnTaylor Stores Corp	29,302
964		Bebe Stores, Inc	23,888
3,600	*	Chico's FAS, Inc	77,508
3,700		Foot Locker, Inc	93,425
19,000		Gap, Inc	360,050
7,943	*	Kohl's Corp	515,660
10,436		Limited Brands, Inc	276,450
6,100		Nordstrom, Inc	258,030
2,400		Ross Stores, Inc	60,984
1,050		Stage Stores, Inc	30,807
2,511	*	Urban Outfitters, Inc	44,420
		TOTAL APPAREL AND ACCESSORY STORES	1,877,250

APPAREL AND OTHER TEXTILE PRODUCTS - 0.18%
100	*	Columbia Sportswear Co	5,583
1,100	*	Hartmarx Corp	7,447
1,500		Kellwood Co	43,245
2,076		Liz Claiborne, Inc	82,023
100		Phillips-Van Heusen Corp	4,177
1,200		Polo Ralph Lauren Corp	77,628
2,800		VF Corp	204,260
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	424,363

AUTO REPAIR, SERVICES AND PARKING - 0.02%
400		Bandag, Inc	16,416
160		Central Parking Corp	2,640
200		Ryder System, Inc	10,336
800	*	Wright Express Corp	19,248
		TOTAL AUTO REPAIR, SERVICES AND PARKING	48,640

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.07%
700		Advance Auto Parts	23,058
500	*	Autozone, Inc	51,650
1,102	*	Carmax, Inc	45,964
500	*	Copart, Inc	14,095
1,500	*	Rush Enterprises, Inc (Class A)	25,020
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	159,787

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.11%
900		Fastenal Co	$34,713
44,800		Home Depot, Inc	1,624,896
31,900		Lowe's Cos, Inc	895,114
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	2,554,723

BUSINESS SERVICES - 6.49%
6,184	*	3Com Corp	27,271
7,440	*	Activision, Inc	112,344
425		Administaff, Inc	14,322
11,388	*	Adobe Systems, Inc	426,481
3,132	*	Akamai Technologies, Inc	156,569
1,281	*	Alliance Data Systems Corp	70,698
509	*	aQuantive, Inc	12,023
3,095	*	Ariba, Inc	23,182
4,319	*	Art Technology Group, Inc	11,057
200	*	Aspen Technology, Inc	2,184
1,070	*	Audible, Inc	7,768
5,416	*	Autodesk, Inc	188,368
21,500		Automatic Data Processing, Inc	1,017,810
8,521	*	BEA Systems, Inc	129,519
4,152	*	BearingPoint, Inc	32,635
2,400	*	BISYS Group, Inc	26,064
521	*	Blue Coat Systems, Inc	9,383
2,600	*	Bottomline Technologies, Inc	25,376
400		Brink's Co	21,224
1,346	*	Cerner Corp	61,108
1,300	*	Checkfree Corp	53,716
5,359	*	Ciber, Inc	35,530
1,115	*	Click Commerce, Inc	25,221
24,286	*	CMGI, Inc	25,743
3,077	*	CNET Networks, Inc	29,478
3,269	*	Cogent Communications Group, Inc	37,888
2,751	*	Cogent, Inc	37,771
6,385	*	Compuware Corp	49,739
2,600	*	Convergys Corp	53,690
200	*	CSG Systems International, Inc	5,286
900		Deluxe Corp	15,390
381	*	Digital River, Inc	19,477
700	*	DST Systems, Inc	43,169
100	*	Earthlink, Inc	727
22,706	*	eBay, Inc	643,942
500	*	eFunds Corp	12,090
6,724	*	Electronic Arts, Inc	374,392
4,483	*	Emdeon Corp	52,496
899	*	Equinix, Inc	54,030
3,679	*	Evergreen Energy, Inc	38,666
4,729	*	Expedia, Inc	74,151
900		Fair Isaac Corp	32,913
400	*	First Advantage Corp	8,344
5,885	*	Fiserv, Inc	277,125
130	*	Gartner, Inc (Class A)	2,287

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,300	*	Gerber Scientific, Inc	$19,474
1,325	*	Getty Images, Inc	65,826
3,875	*	Google, Inc (Class A)	1,557,362
1,385	*	iGate Corp	6,842
4,488		IMS Health, Inc	119,560
2,100	*	Infocrossing, Inc	28,161
2,201	*	Informatica Corp	29,912
2,000		infoUSA, Inc	16,600
12,950	*	Innovative Solutions & Support, Inc	188,163
1,100	*	Interactive Data Corp	21,945
2,626	*	Internap Network Services Corp	39,968
500	*	Internet Security Systems, Inc	13,880
8,254	*	Intuit, Inc	264,871
1,900	*	Ipass, Inc	8,892
2,849	*	Iron Mountain, Inc	122,336
700		Jack Henry & Associates, Inc	15,239
258	*	Jupitermedia Corp	2,234
606	*	Kanbay International, Inc	12,459
900	*	Kinetic Concepts, Inc	28,314
2,200	*	Lamar Advertising Co	117,502
3,041	*	Lawson Software, Inc	22,047
1,662	*	Lionbridge Technologies	12,681
1,600		Manpower, Inc	98,032
1,100	*	Marchex, Inc	16,874
1,148	*	Mentor Graphics Corp	16,164
181,124		Microsoft Corp	4,950,119
2,009	*	Midway Games, Inc	17,639
4,108		MoneyGram International, Inc	119,378
2,478	*	Monster Worldwide, Inc	89,679
900	*	MPS Group, Inc	13,599
1,500	*	Ness Technologies, Inc	20,025
1,078	*	NIC, Inc	5,552
8,720	*	Novell, Inc	53,366
3,680	*	Nuance Communications, Inc	30,066
5,700		Omnicom Group, Inc	533,520
2,759	*	Opsware, Inc	24,859
905	*	Parametric Technology Corp	15,801
1,217	*	PeopleSupport, Inc	22,514
500	*	Portfolio Recovery Associates, Inc	21,935
1,835	*	Quest Software, Inc	26,204
2,267	*	RealNetworks, Inc	24,053
600		Reynolds & Reynolds Co (Class A)	23,706
2,793		Robert Half International, Inc	94,878
2,208	*	Salesforce.com, Inc	79,223
5,496	*	Sapient Corp	29,953
6,300		ServiceMaster Co	70,623
810	*	Smith Micro Software, Inc	11,648
533	*	Sohu.com, Inc	11,737
9,422	*	Sonus Networks, Inc	49,560
1,308	*	Spherion Corp	9,352
3,800		Startek, Inc	47,386
70,847	*	Sun Microsystems, Inc	352,110
1,200	*	SYKES Enterprises, Inc	24,420
22,149	*	Symantec Corp	471,331

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,200	*	SYNNEX Corp	$27,612
500	*	TeleTech Holdings, Inc	7,815
5,725	*	TIBCO Software, Inc	51,411
4,133	*	Tiens Biotech Group USA, Inc	11,986
2,900		Total System Services, Inc	66,207
400	*	Travelzoo, Inc	11,528
397	*	Trizetto Group, Inc	6,011
7,400	*	Unisys Corp	41,884
1,695		United Online, Inc	20,645
1,408	*	United Rentals, Inc	32,736
700	*	Universal Compression Holdings, Inc	37,415
999	*	Vasco Data Security International	10,350
5,277	*	VeriSign, Inc	106,595
600		Viad Corp	21,246
600	*	WebEx Communications, Inc	23,412
		TOTAL BUSINESS SERVICES	14,945,074

CHEMICALS AND ALLIED PRODUCTS - 10.07%
42,648		Abbott Laboratories	2,070,987
3,308	*	Abraxis BioScience, Inc	91,896
1,100	*	Adams Respiratory Therapeutics, Inc	40,249
300	*	Adolor Corp	4,161
4,069	*	ADVENTRX Pharmaceuticals, Inc	11,149
11,300		Air Products & Chemicals, Inc	749,981
100	*	Alexion Pharmaceuticals, Inc	3,398
300	*	Alkermes, Inc	4,755
25,924	*	Amgen, Inc	1,854,344
677	*	Arena Pharmaceuticals, Inc	8,110
694	*	Array Biopharma, Inc	5,913
505	*	Atherogenics, Inc	6,651
5,100		Avery Dennison Corp	306,867
7,900		Avon Products, Inc	242,214
4,225	*	Barr Pharmaceuticals, Inc	219,446
2,722	*	Bentley Pharmaceuticals, Inc	32,664
4,400	*	Bioenvision, Inc	24,244
1,300	*	BioMarin Pharmaceuticals, Inc	18,499
2,600	*	Bradley Pharmaceuticals, Inc	41,392
49,875		Bristol-Myers Squibb Co	1,242,885
1,600		Cabot Corp	59,520
3,600		Calgon Carbon Corp	15,912
2,026	*	Cell Genesys, Inc	9,259
900	*	Cephalon, Inc	55,575
300	*	Charles River Laboratories International, Inc	13,023
1,600		Clorox Co	100,800
14,000		Colgate-Palmolive Co	869,400
1,255	*	Combinatorx, Inc	7,819
1,700	*	Connetics Corp	18,530
632	*	Cotherix, Inc	4,462
400	*	Cypress Bioscience, Inc	2,920
1,200		Dade Behring Holdings, Inc	48,192
3,780	*	Dendreon Corp	16,897
282	*	Digene Corp	12,168
6,334	*	Durect Corp	25,969
8,800		Ecolab, Inc	376,816

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
563	*	Encysive Pharmaceuticals, Inc	$2,421
2,535	*	Enzon Pharmaceuticals, Inc	20,914
700		Estee Lauder Cos (Class A)	28,231
9,735	*	Forest Laboratories, Inc	492,688
12,691	*	Genentech, Inc	1,049,546
6,001	*	Genzyme Corp	404,887
500	*	Geron Corp	3,135
9,714	*	Gilead Sciences, Inc	667,352
600		H.B. Fuller Co	14,064
2,601	*	Hospira, Inc	99,540
2,587	*	Human Genome Sciences, Inc	29,854
3,065	*	Huntsman Corp	55,783
300	*	Idexx Laboratories, Inc	27,342
1,131	*	Immucor, Inc	25,346
1,657	*	Inverness Medical Innovations, Inc	57,597
1,000	*	Invitrogen Corp	63,410
9,100	*	King Pharmaceuticals, Inc	154,973
1,137	*	Kos Pharmaceuticals, Inc	56,191
1,500		Lubrizol Corp	68,595
2,607		Mannatech, Inc	46,196
830	*	Medarex, Inc	8,914
2,600		Medicis Pharmaceutical Corp (Class A)	84,110
4,741	*	Medimmune, Inc	138,485
57,242		Merck & Co, Inc	2,398,440
600	*	MGI Pharma, Inc	10,326
4,400	*	Millennium Pharmaceuticals, Inc	43,780
10,525		Mylan Laboratories, Inc	211,868
400	*	Myogen, Inc	14,032
1,200	*	Nabi Biopharmaceuticals	6,936
2,675	*	Nastech Pharmaceutical Co, Inc	40,820
1,100	*	NBTY, Inc	32,197
2,588	*	Neurocrine Biosciences, Inc	27,821
2,329	*	Noven Pharmaceuticals, Inc	56,175
100	*	NPS Pharmaceuticals, Inc	381
800	*	Nuvelo, Inc	14,592
100	*	OraSure Technologies, Inc	804
1,042	*	Pacific Ethanol, Inc	14,630
1,200	*	Par Pharmaceutical Cos, Inc	21,888
1,500	*	PDL BioPharma, Inc	28,800
2,000	*	Penwest Pharmaceuticals Co	33,300
4,967		Perrigo Co	84,290
1,400	*	Pharmion Corp	30,170
1,000	*	Pozen, Inc	12,860
7,652		PPG Industries, Inc	513,296
15,800		Praxair, Inc	934,728
2,082	*	Prestige Brands Holdings, Inc	23,193
70,169		Procter & Gamble Co	4,349,075
600	*	Progenics Pharmaceuticals, Inc	14,076
1,526	*	Renovis, Inc	20,998
8,200		Rohm & Haas Co	388,270
3,700		RPM International, Inc	70,263
1,305	*	Salix Pharmaceuticals Ltd	17,696
41,073		Schering-Plough Corp	907,303
1,000	*	Sciele Pharma, Inc	18,840

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,600	*	Sepracor, Inc	$77,504
2,400		Sigma-Aldrich Corp	181,608
2,013	*	Sirna Therapeutics, Inc	11,212
887	*	SuperGen, Inc	4,133
300	*	Tanox, Inc	3,546
1,208	*	USANA Health Sciences, Inc	53,865
1,400		Valspar Corp	37,240
1,595	*	VCA Antech, Inc	57,516
1,527	*	Vertex Pharmaceuticals, Inc	51,384
5,000	*	Watson Pharmaceuticals, Inc	130,850
1,903	*	Zymogenetics, Inc	32,104
		TOTAL CHEMICALS AND ALLIED PRODUCTS	23,199,451

COMMUNICATIONS - 5.17%
7,600		Alltel Corp	421,800
6,600	*	American Tower Corp (Class A)	240,900
500		Anixter International, Inc	28,235
81,425		AT&T, Inc	2,651,198
38,600		BellSouth Corp	1,650,150
5,254		Cablevision Systems Corp (Class A)	119,318
9,400		Citadel Broadcasting Corp	88,360
800		Citizens Communications Co	11,232
200	*	Cox Radio, Inc (Class A)	3,070
1,400	*	Crown Castle International Corp	49,336
3,205	*	Crown Media Holdings, Inc (Class A)	14,390
924	*	Dobson Communications Corp (Class A)	6,486
2,279		Embarq Corp	110,257
1,800		Entercom Communications Corp	45,360
1,036	*	FiberTower Corp	9,790
1,100		Global Payments, Inc	48,411
3,000		Gray Television, Inc	19,230
1,000		Hearst-Argyle Television, Inc	22,950
7,181	*	IAC/InterActiveCorp	206,526
14,764	*	Level 3 Communications, Inc	78,987
12,815	*	Liberty Global, Inc	329,858
5,992	*	Liberty Media Holding Corp (Capital)	500,751
15,864	*	Liberty Media Holding Corp (Interactive)	323,308
5,700	*	Lin TV Corp (Class A)	44,346
425	*	NeuStar, Inc	11,794
2,100	*	NII Holdings, Inc (Class B)	130,536
1,238	*	Novatel Wireless, Inc	11,922
1,061	*	Pegasus Wireless Corp	647
2,199	*	Radio One, Inc (Class D)	13,744
609	*	SAVVIS, Inc	17,357
516	*	SBA Communications Corp	12,554
3,870	*	Spanish Broadcasting System, Inc (Class A)	16,912
54,611		Sprint Nextel Corp	936,579
350	*	Terremark Worldwide, Inc	1,943
3,839	*	TiVo, Inc	29,138
7,500	*	Univision Communications, Inc (Class A)	257,550
67,431		Verizon Communications, Inc	2,503,713
18,446	*	Viacom, Inc	685,822
905	*	West Corp	43,712
7,857		Windstream Corp	103,634

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
8,300	*	Wireless Facilities, Inc	$17,762
7,420	*	XM Satellite Radio Holdings, Inc	95,644
		TOTAL COMMUNICATIONS	11,915,212

DEPOSITORY INSTITUTIONS - 10.45%
9,700		AmSouth Bancorp	281,688
98,306		Bank of America Corp	5,266,252
18,600		BB&T Corp	814,308
5,300		Comerica, Inc	301,676
700		Commerce Bancorp, Inc	25,697
1,400		Compass Bancshares, Inc	79,772
18,583		Fifth Third Bancorp	707,641
1,800		First Horizon National Corp	68,418
6,100		Fremont General Corp	85,339
8,800		Golden West Financial Corp	679,800
6,300		Hudson City Bancorp, Inc	83,475
1,600		IndyMac Bancorp, Inc	65,856
14,400		Keycorp	539,136
2,200		M&T Bank Corp	263,912
5,900		Marshall & Ilsley Corp	284,262
12,500		Mellon Financial Corp	488,750
21,684		National City Corp	793,634
3,133		New York Community Bancorp, Inc	51,319
12,532		North Fork Bancorporation, Inc	358,916
5,000		Northern Trust Corp	292,150
10,300		PNC Financial Services Group, Inc	746,132
4,674		Popular, Inc	90,863
2,800		R & G Financial Corp (Class B)	20,860
16,732		Regions Financial Corp	615,570
7,585		Sovereign Bancorp, Inc	163,153
9,500		State Street Corp	592,800
12,300		SunTrust Banks, Inc	950,544
8,000		Synovus Financial Corp	234,960
1,896		TD Banknorth, Inc	54,756
2,300		UnionBanCal Corp	140,070
55,700		US Bancorp	1,850,354
45,468		Wachovia Corp	2,537,114
32,343		Washington Mutual, Inc	1,405,950
83,818		Wells Fargo & Co	3,032,535
1,416		Zions Bancorporation	113,011
		TOTAL DEPOSITORY INSTITUTIONS	24,080,673

EATING AND DRINKING PLACES - 1.31%
4,900	*	AFC Enterprises	70,756
1,350		Applebees International, Inc	29,038
800		Bob Evans Farms, Inc	24,224
4,150		Darden Restaurants, Inc	176,251
800		Lone Star Steakhouse & Saloon, Inc	22,216
42,574		McDonald's Corp	1,665,495
20,174	*	Starbucks Corp	686,925
3,093		Tim Hortons, Inc	81,346
4,000		Wendy's International, Inc	268,000
		TOTAL EATING AND DRINKING PLACES	3,024,251

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
EDUCATIONAL SERVICES - 0.00% **
49	*	Laureate Education, Inc	$2,345
		TOTAL EDUCATIONAL SERVICES	2,345

ELECTRIC, GAS, AND SANITARY SERVICES - 5.91%
20,695	*	AES Corp	421,971
8,900		AGL Resources, Inc	324,850
3,533		Allete, Inc	153,509
7,680		Alliant Energy Corp	274,406
2,133		Aqua America, Inc	46,798
7,900		Atmos Energy Corp	225,545
12,733		Avista Corp	301,517
4,100		Cascade Natural Gas Corp	106,969
1,900		CH Energy Group, Inc	97,793
11,007		Cleco Corp	277,817
18,515		Consolidated Edison, Inc	855,393
2,300		Crosstex Energy, Inc	206,011
5,800		Duquesne Light Holdings, Inc	114,028
20,521		El Paso Corp	279,906
13,600		Empire District Electric Co	304,368
3,200		Energen Corp	133,984
13,885		Energy East Corp	329,352
719		EnergySouth, Inc	24,266
12,700		Hawaiian Electric Industries, Inc	343,662
13,200		Idacorp, Inc	499,092
1,500		ITC Holdings Corp	46,800
14,900		KeySpan Corp	612,986
8,500		Kinder Morgan, Inc	891,225
700		Laclede Group, Inc	22,456
770		Markwest Hydrocarbon, Inc	21,560
2,821		Metal Management, Inc	78,537
4,224		MGE Energy, Inc	136,773
9,100		National Fuel Gas Co	330,785
200		New Jersey Resources Corp	9,860
800		Nicor, Inc	34,208
28,119		NiSource, Inc	611,307
9,763		Northeast Utilities	227,185
5,588	*	NRG Energy, Inc	253,136
9,600		NSTAR	320,256
18,700		OGE Energy Corp	675,257
8,500		Oneok, Inc	321,215
5,222		Otter Tail Corp	152,691
26,900		Pepco Holdings, Inc	650,173
2,800		Piedmont Natural Gas Co, Inc	70,868
27,600		Puget Energy, Inc	627,348
5,200		Questar Corp	425,204
1,390		Resource America, Inc (Class A)	28,912
10,722	*	Sierra Pacific Resources	153,753
1,800		South Jersey Industries, Inc	53,838
10,500		Synagro Technologies, Inc	44,310
12,916		TECO Energy, Inc	202,135
3,900		UGI Corp	95,355
1,800		UIL Holdings Corp	67,500
5,327		Unisource Energy Corp	177,549

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
3,400		Vectren Corp	$91,290
1,266	*	Waste Services, Inc	11,571
5,200		WGL Holdings, Inc	162,968
23,181		Williams Cos, Inc	553,330
2,700		WPS Resources Corp	134,001
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	13,617,579

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.62%
9,225	*	Advanced Micro Devices, Inc	229,241
4,401	*	Agere Systems, Inc	65,707
5,193		American Power Conversion Corp	114,038
700		Ametek, Inc	30,485
15,295	*	Apple Computer, Inc	1,178,174
3,298	*	Arris Group, Inc	37,795
1,488	*	Atheros Communications, Inc	26,977
500		Baldor Electric Co	15,415
7,209	*	Brocade Communications Systems, Inc	50,896
5,627	*	Capstone Turbine Corp	7,934
462	*	C-COR, Inc	3,964
112,374	*	Cisco Systems, Inc	2,584,602
20,192	*	Conexant Systems, Inc	40,384
1,212	*	Cree, Inc	24,373
2,941	*	Ditech Networks, Inc	22,675
3,918	*	Emcore Corp	23,195
18,400		Emerson Electric Co	1,543,024
400	*	Energizer Holdings, Inc	28,796
459	*	Energy Conversion Devices, Inc	17,001
560	*	Evergreen Solar, Inc	4,648
11,216	*	Finisar Corp	40,714
9,273	*	Freescale Semiconductor, Inc (Class B)	352,467
1,205	*	FuelCell Energy, Inc	9,170
2,632	*	GrafTech International Ltd	15,371
300	*	Greatbatch, Inc	6,786
1,100		Harman International Industries, Inc	91,784
3,621	*	Harmonic, Inc	26,614
117,336		Intel Corp	2,413,602
1,538	*	Interdigital Communications Corp	52,446
5,026	*	InterVoice, Inc	31,865
995		Lincoln Electric Holdings, Inc	54,178
600	*	Loral Space & Communications, Inc	15,792
355		LSI Industries, Inc	5,769
8,327	*	LSI Logic Corp	68,448
100,086	*	Lucent Technologies, Inc	234,201
3,652	*	McData Corp (Class A)	18,370
1,070	*	Medis Technologies Ltd	26,440
14,866	*	Micron Technology, Inc	258,668
5,354		Molex, Inc	208,645
52,200		Motorola, Inc	1,305,000
8,476	*	MRV Communications, Inc	23,394
6,697		National Semiconductor Corp	157,580
800	*	Novellus Systems, Inc	22,128
1,411	*	Omnivision Technologies, Inc	20,135
6,100	*	ON Semiconductor Corp	35,868
4,957	*	* Optical Communication Products, Inc	9,765

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
900		Park Electrochemical Corp	$28,512
1,895		Plantronics, Inc	33,219
840	*	Plexus Corp	16,128
1,633	*	Polycom, Inc	40,057
1,461	*	Power-One, Inc	10,578
3,991	*	Powerwave Technologies, Inc	30,332
2,264	*	QLogic Corp	42,790
35,424		Qualcomm, Inc	1,287,662
6,593	*	Quantum Fuel Systems Technologies Worldwide, Inc	13,054
2,000		RadioShack Corp	38,600
1,762	*	Radyne Corp	21,567
4,183	*	RF Micro Devices, Inc	31,707
767	*	Silicon Storage Technology, Inc	3,160
35,982	*	Sirius Satellite Radio, Inc	140,690
2,000	*	Sycamore Networks, Inc	7,560
3,200	*	Symmetricom, Inc	25,824
800		Technitrol, Inc	23,880
2,300	*	Tekelec	29,808
2,200		Teleflex, Inc	122,408
11,878	*	Tellabs, Inc	130,183
37,200		Texas Instruments, Inc	1,236,900
1,286	*	Thomas & Betts Corp	61,355
10,253	*	Transmeta Corp	11,791
5,771	*	Transwitch Corp	8,137
1,307	*	Trident Microsystems, Inc	30,401
2,652	*	Triquint Semiconductor, Inc	13,790
900		Whirlpool Corp	75,699
7,364		Xilinx, Inc	161,640
1,900	*	Zhone Technologies, Inc	2,033
92	*	Zoltek Cos, Inc	2,351
562	*	Zoran Corp	9,037
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	15,245,377

ENGINEERING AND MANAGEMENT SERVICES - 0.77%
1,700	*	Amylin Pharmaceuticals, Inc	74,919
1,200	*	Applera Corp (Celera Genomics Group)	16,704
793	*	Ariad Pharmaceuticals, Inc	3,457
6,284	*	Celgene Corp	272,097
400		Corporate Executive Board Co	35,964
720	*	CV Therapeutics, Inc	8,021
1,175	*	Digitas, Inc	11,304
200	*	Gen-Probe, Inc	9,378
1,942	*	Harris Interactive, Inc	11,846
34	*	Hewitt Associates, Inc	825
500	*	ICOS Corp	12,530
2,093	*	Incyte Corp	8,853
2,704	*	Isis Pharmaceuticals, Inc	19,415
570	*	Lexicon Genetics, Inc	2,149
6,300		Moody's Corp	411,894
10,400		Paychex, Inc	383,240
112	*	Per-Se Technologies, Inc	2,551
6,241		Quest Diagnostics, Inc	381,700
969	*	Regeneron Pharmaceuticals, Inc	15,204
5,161	*	Rentech, Inc	23,895

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
200	*	Telik, Inc	$3,558
3,264	*	Tetra Tech, Inc	56,859
900	*	Trimeris, Inc	7,920
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,774,283

FABRICATED METAL PRODUCTS - 0.64%
6,480		Commercial Metals Co	131,738
1,100	*	Commercial Vehicle Group, Inc	21,186
2,332		Dynamic Materials Corp	75,603
2,200		Gulf Island Fabrication, Inc	57,398
20,400		Illinois Tool Works, Inc	915,960
600	*	Jacuzzi Brands, Inc	5,994
2,064		Pentair, Inc	54,056
2,800		Silgan Holdings, Inc	105,168
900		Snap-On, Inc	40,095
1,200		Valmont Industries, Inc	62,700
		TOTAL FABRICATED METAL PRODUCTS	1,469,898

FOOD AND KINDRED PRODUCTS - 3.03%
11,800		Campbell Soup Co	430,700
11,300		Coca-Cola Enterprises, Inc	235,379
15,800		General Mills, Inc	894,280
12,300		H.J. Heinz Co	515,739
868	*	Hansen Natural Corp	28,193
7,600		Hershey Co	406,220
13,000		Kellogg Co	643,760
2,000		McCormick & Co, Inc	75,960
4,400		Pepsi Bottling Group, Inc	156,200
44,000		PepsiCo, Inc	2,871,440
22,977		Sara Lee Corp	369,240
7,725		Wrigley (Wm.) Jr Co	355,814
		TOTAL FOOD AND KINDRED PRODUCTS	6,982,925

FOOD STORES - 0.33%
16		Arden Group, Inc (Class A)	1,862
19,400		Kroger Co	448,916
3,200	*	Pathmark Stores, Inc	31,840
4,774		Supervalu, Inc	141,549
2,300		Whole Foods Market, Inc	136,689
		TOTAL FOOD STORES	760,856

FORESTRY - 0.17%
6,258		Weyerhaeuser Co	385,055
		TOTAL FORESTRY	385,055

FURNITURE AND FIXTURES - 0.49%
2,100		Hillenbrand Industries, Inc	119,658
7,000		Johnson Controls, Inc	502,180
4,400		Leggett & Platt, Inc	110,132
14,100		Masco Corp	386,622
704	*	Tempur-Pedic International, Inc	12,088
		TOTAL FURNITURE AND FIXTURES	1,130,680

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
		FURNITURE AND HOMEFURNISHINGS STORES - 0.11%
4,100	*	Bed Bath & Beyond, Inc	$156,866
1,553		Circuit City Stores, Inc	38,996
300	*	Mohawk Industries, Inc	22,335
2,048	*	Restoration Hardware, Inc	17,756
300		Williams-Sonoma, Inc	9,717
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	245,670

GENERAL BUILDING CONTRACTORS - 0.41%
400		Beazer Homes USA, Inc	15,616
2,600		Centex Corp	136,812
6,872		DR Horton, Inc	164,584
1,499	*	Hovnanian Enterprises, Inc (Class A)	43,981
3,400		Lennar Corp (Class A)	153,850
60		Lennar Corp (Class B)	2,521
2,000		Levitt Corp (Class A)	23,520
800		MDC Holdings, Inc	37,160
317	*	Meritage Homes Corp	13,190
64	*	NVR, Inc	34,240
4,800		Pulte Homes, Inc	152,928
700		Ryland Group, Inc	30,247
1,200		Standard-Pacific Corp	28,200
3,482	*	Toll Brothers, Inc	97,775
844	*	WCI Communities, Inc	14,719
		TOTAL GENERAL BUILDING CONTRACTORS	949,343

GENERAL MERCHANDISE STORES - 1.21%
600	*	99 Cents Only Stores	7,098
400	*	Big Lots, Inc	7,924
14,410		Costco Wholesale Corp	715,889
4,200		Dollar General Corp	57,246
3,900		Family Dollar Stores, Inc	114,036
6,000		JC Penney Co, Inc	410,340
600	*	Retail Ventures, Inc	9,246
20,300		Target Corp	1,121,575
12,400		TJX Cos, Inc	347,572
		TOTAL GENERAL MERCHANDISE STORES	2,790,926

HEALTH SERVICES - 1.57%
1,854	*	Alliance Imaging, Inc	14,480
1,000	*	Amsurg Corp	22,260
300	*	Bio-Reference Labs, Inc	6,735
1,139		Brookdale Senior Living, Inc	52,872
2,771	*	Community Health Systems, Inc	103,497
200	*	Corvel Corp	7,016
2,567	*	DaVita, Inc	148,552
600	*	Edwards Lifesciences Corp	27,954
4,137	*	Express Scripts, Inc	312,302
981	*	Five Star Quality Care, Inc	10,556
9,122		Health Management Associates, Inc (Class A)	190,650
902	*	Healthways, Inc	40,229
2,727	*	Hythiam, Inc	19,689
4,646	*	Laboratory Corp of America Holdings	304,638
1,387	*	LifePoint Hospitals, Inc	48,989
2,234	*	Lincare Holdings, Inc	77,386

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,100	*	Medcath Corp	$33,099
3,892	*	Nektar Therapeutics	56,084
2,835		Omnicare, Inc	122,160
300		Option Care, Inc	4,017
673	*	Pediatrix Medical Group, Inc	30,689
2,643		Pharmaceutical Product Development, Inc	94,329
1,351	*	Psychiatric Solutions, Inc	46,056
1,800	*	RehabCare Group, Inc	23,580
1,686	*	Sierra Health Services, Inc	63,798
1,740	*	Sunrise Senior Living, Inc	51,974
900	*	Symbion, Inc	16,524
2,530	*	Triad Hospitals, Inc	111,396
1,300		Universal Health Services, Inc (Class B)	77,909
2,200	*	VistaCare, Inc (Class A)	22,880
19,149	*	WellPoint, Inc	1,475,430
		TOTAL HEALTH SERVICES	3,617,730

HOLDING AND OTHER INVESTMENT OFFICES - 2.83%
13,490		Allied Capital Corp	407,533
300		AMB Property Corp	16,533
1,600		American Financial Realty Trust	17,856
2,900		Annaly Mortgage Management, Inc	38,106
6,858		Archstone-Smith Trust	373,350
1,800		AvalonBay Communities, Inc	216,720
3,500		Boston Properties, Inc	361,690
1,781		Cherokee, Inc	65,202
1,000		Crescent Real Estate Equities Co	21,810
1,600		Developers Diversified Realty Corp	89,216
4,444		Duke Realty Corp	165,983
17,300		Equity Office Properties Trust	687,848
10,113		Equity Residential	511,516
200		FelCor Lodging Trust, Inc	4,010
4,270		General Growth Properties, Inc	203,465
3,300		Harris & Harris Group, Inc	40,524
1,000		Health Care Property Investors, Inc	31,050
200		Highwoods Properties, Inc	7,442
1,200		Hospitality Properties Trust	56,640
13,900		Host Marriott Corp	318,727
2,500		HRPT Properties Trust	29,875
3,100		iStar Financial, Inc	129,270
6,700		Kimco Realty Corp	287,229
200		Liberty Property Trust	9,558
10,600		Luminent Mortgage Capital, Inc	109,074
1,400		MFA Mortgage Investments, Inc	10,430
6,265		New Plan Excel Realty Trust	169,468
3,974		NTL, Inc	101,059
8,300		Prologis	473,598
4,038		Public Storage, Inc	347,228
7,400		Simon Property Group, Inc	670,588
1,200		Tarragon Corp	12,492
4,400		Vornado Realty Trust	479,600
1,250		Weingarten Realty Investors	53,775
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	6,518,465

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
HOTELS AND OTHER LODGING PLACES - 0.23%
4,100		Choice Hotels International, Inc	$167,690
2,970	*	Gaylord Entertainment Co	130,235
8,815	*	Great Wolf Resorts, Inc	105,427
4,900	*	Lodgian, Inc	65,072
2,600		Marcus Corp	59,722
		TOTAL HOTELS AND OTHER LODGING PLACES	528,146

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.78%
29,100		3M Co	2,165,622
3,391	*	AGCO Corp	85,962
5,200		American Standard Cos, Inc	218,244
700		Ampco-Pittsburgh Corp	21,651
41,807		Applied Materials, Inc	741,238
979	*	Astec Industries, Inc	24,720
4,455	*	Axcelis Technologies, Inc	31,452
2,600		Black & Decker Corp	206,310
900		Briggs & Stratton Corp	24,795
1,107	*	Brooks Automation, Inc	14,446
600		Cascade Corp	27,390
300		CDW Corp	18,504
1,700	*	Columbus McKinnon Corp	30,651
1,500		Cummins, Inc	178,845
8,600		Deere & Co	721,626
44,000	*	Dell, Inc	1,004,960
200		Donaldson Co, Inc	7,380
500	*	Dril-Quip, Inc	33,840
50,221	*	EMC Corp	601,648
400	*	Emulex Corp	7,268
857	*	Entegris, Inc	9,350
400	*	Flowserve Corp	20,236
1,500	*	FMC Technologies, Inc	80,550
1,200	*	Gehl Co	32,136
800		Graco, Inc	31,248
1,793	*	Grant Prideco, Inc	68,188
57,388		Hewlett-Packard Co	2,105,566
300	*	Intermec, Inc	7,908
40,031		International Business Machines Corp	3,280,140
680	*	Intevac, Inc	11,424
2,697	*	Lam Research Corp	122,255
2,600	*	LB Foster Co	41,860
1,100		Lennox International, Inc	25,190
1,900	*	Lexmark International, Inc	109,554
810		Lufkin Industries, Inc	42,865
2,022		Manitowoc Co, Inc	90,565
1,200		Modine Manufacturing Co	29,196
600		Nordson Corp	23,916
1,100	*	Oil States International, Inc	30,250
2,400		Pall Corp	73,944
2,000	*	ProQuest Co	26,040
407	*	Rackable Systems, Inc	11,140
400		Sauer-Danfoss, Inc	9,592
2,031	*	Semitool, Inc	21,001
7,300		Smith International, Inc	283,240

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
30,003	*	Solectron Corp	$97,810
1,700		SPX Corp	90,848
2,600		Stanley Works	129,610
4,306		Tennant Co	104,808
769	*	TurboChef Technologies, Inc	10,689
2,607	*	VA Software Corp	10,480
2,300	*	Varian Medical Systems, Inc	122,797
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	13,320,948

INSTRUMENTS AND RELATED PRODUCTS - 5.11%
600	*	Advanced Medical Optics, Inc	23,730
1,129	*	Affymetrix, Inc	24,341
100		Analogic Corp	5,132
2,400		Bard (C.R.), Inc	180,000
700		Bausch & Lomb, Inc	35,091
19,648		Baxter International, Inc	893,198
1,400		Beckman Coulter, Inc	80,584
7,600		Becton Dickinson & Co	537,092
7,174		Biomet, Inc	230,931
27,007	*	Boston Scientific Corp	399,434
638	*	Bruker BioSciences Corp	4,472
1,187	*	Cepheid, Inc	8,570
300		Cooper Cos, Inc	16,050
6,074	*	Credence Systems Corp	17,311
3,782		Dentsply International, Inc	113,876
4,519	*	Depomed, Inc	18,438
100	*	DJ Orthopedics, Inc	4,153
2,880	*	Fisher Scientific International, Inc	225,331
318	*	Formfactor, Inc	13,397
400	*	Hologic, Inc	17,408
700	*	Illumina, Inc	23,128
2,138	*	Input/Output, Inc	21,230
583	*	Intuitive Surgical, Inc	61,477
2,151	*	Ixia	19,165
76,839		Johnson & Johnson	4,989,925
3,868		Kla-Tencor Corp	172,010
2,835	*	LTX Corp	14,203
29,800		Medtronic, Inc	1,383,912
700	*	Millipore Corp	42,910
847	*	MKS Instruments, Inc	17,203
400	*	OYO Geospace Corp	22,700
1,700	*	Photon Dynamics, Inc	22,559
7,400		Pitney Bowes, Inc	328,338
500	*	Resmed, Inc	20,125
1,500		Roper Industries, Inc	67,110
7,400	*	St. Jude Medical, Inc	261,146
8,600		Stryker Corp	426,474
100	*	Techne Corp	5,086
1,800		Tektronix, Inc	52,074
3,800	*	Thermo Electron Corp	149,454
2,100	*	TriPath Imaging, Inc	18,963
2,100	*	Waters Corp	95,088
21,500	*	Xerox Corp	334,540
2,500		X-Rite, Inc	26,850

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
5,200	*	Zimmer Holdings, Inc	$351,000
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	11,775,209

INSURANCE AGENTS, BROKERS AND SERVICE - 0.53%
4,400		Brown & Brown, Inc	134,464
4,200		Clark, Inc	47,334
4,700		Crawford & Co (Class B)	31,913
11,700		Hartford Financial Services Group, Inc	1,014,975
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,228,686

INSURANCE CARRIERS - 4.66%
12,532		Aetna, Inc	495,641
1,500		Affirmative Insurance Holdings, Inc	21,975
22,100		Aflac, Inc	1,011,296
4,300		Ambac Financial Group, Inc	355,825
2,100		American Financial Group, Inc	98,553
1,960	*	AMERIGROUP Corp	57,918
4,400		Assurant, Inc	235,004
1,082	*	Centene Corp	17,788
19,800		Chubb Corp	1,028,808
11,135		Cincinnati Financial Corp	535,148
1,700		Commerce Group, Inc	51,085
1,772		Erie Indemnity Co (Class A)	92,800
1,600		Hanover Insurance Group, Inc	71,408
2,000		HCC Insurance Holdings, Inc	65,760
829	*	HealthExtras, Inc	23,469
14,950		Lincoln National Corp	928,096
200	*	Markel Corp	82,132
5,000		MBIA, Inc	307,200
1,400		Mercury General Corp	69,454
2,500		MGIC Investment Corp	149,925
871	*	Molina Healthcare, Inc	30,799
2,200		Phoenix Cos, Inc	30,800
34	*	PMA Capital Corp (Class A)	300
1,300		PMI Group, Inc	56,953
11,600		Principal Financial Group	629,648
24,380		Progressive Corp	598,285
900		Protective Life Corp	41,175
20,500		Prudential Financial, Inc	1,563,125
1,800		Radian Group, Inc	108,000
6,772		Safeco Corp	399,074
25,647		St. Paul Travelers Cos, Inc	1,202,588
500		Stancorp Financial Group, Inc	22,315
1,800		Unitrin, Inc	79,506
5,300		W.R. Berkley Corp	187,567
1,358	*	WellCare Health Plans, Inc	76,903
		TOTAL INSURANCE CARRIERS	10,726,323

LEATHER AND LEATHER PRODUCTS - 0.13%
7,948	*	Coach, Inc	273,411
800		Weyco Group, Inc	17,896
		TOTAL LEATHER AND LEATHER PRODUCTS	291,307

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
LUMBER AND WOOD PRODUCTS - 0.00% **
700	*	Champion Enterprises, Inc	$4,830
		TOTAL LUMBER AND WOOD PRODUCTS	4,830

METAL MINING - 0.07%
5,762		Royal Gold, Inc	156,323
		TOTAL METAL MINING	156,323

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.17%
1,486		Callaway Golf Co	19,481
716		Daktronics, Inc	14,814
800	*	K2, Inc	9,384
2,150		Marine Products Corp	20,898
14,510		Mattel, Inc	285,847
300		Nautilus, Inc	4,125
1,997	*	Russ Berrie & Co, Inc	30,434
110	*	Steinway Musical Instruments, Inc	3,080
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	388,063

MISCELLANEOUS RETAIL - 1.35%
5,548	*	Amazon.com, Inc	178,202
8,100		Best Buy Co, Inc	433,836
800	*	Coldwater Creek, Inc	23,008
18,400		CVS Corp	591,008
567	*	Dollar Tree Stores, Inc	17,554
676	*	Drugstore.com, Inc	2,332
404	*	GSI Commerce, Inc	5,995
1,400		Michaels Stores, Inc	60,956
215	*	Nutri/System, Inc	13,392
4,688	*	Office Depot, Inc	186,114
130	*	Overstock.com, Inc	2,279
984		Petsmart, Inc	27,306
15,738		Staples, Inc	382,906
1,200		Tiffany & Co	39,840
24,300		Walgreen Co	1,078,677
1,816		World Fuel Services Corp	73,457
		TOTAL MISCELLANEOUS RETAIL	3,116,862

MOTION PICTURES - 2.10%
600	*	Avid Technology, Inc	21,852
10,891	*	Discovery Holding Co (Class A)	157,484
1,000	*	DreamWorks Animation SKG, Inc (Class A)	24,910
1,000		Regal Entertainment Group (Class A)	19,820
147,029		Time Warner, Inc	2,680,339
62,250		Walt Disney Co	1,924,147
		TOTAL MOTION PICTURES	4,828,552

NONDEPOSITORY INSTITUTIONS - 3.22%
960	*	Accredited Home Lenders Holding Co	34,502
440		Advanta Corp (Class A)	14,947
1,200		Advanta Corp (Class B)	44,280
7,440		American Capital Strategies Ltd	293,657
40,400		American Express Co	2,265,632
3,269	*	AmeriCredit Corp	81,692
1,890		Ares Capital Corp	32,924

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
614		Asta Funding, Inc	$23,019
7,953		Capital One Financial Corp	625,583
3,178		CapitalSource, Inc	82,056
1,100		CharterMac	21,956
8,610		CIT Group, Inc	418,704
1,231	*	CompuCredit Corp	37,189
17,274		Countrywide Financial Corp	605,281
2,100		Credit Acceptance Corp	62,328
7,800		Doral Financial Corp	51,402
1,500		Federal Agricultural Mortgage Corp (Class C)	39,705
1,000		First Marblehead Corp	69,260
23,500		Freddie Mac	1,558,755
7,500		MCG Capital Corp	122,475
1,200		Medallion Financial Corp	13,236
1,100	*	Nelnet, Inc	33,814
16,300		SLM Corp	847,274
900	*	World Acceptance Corp	39,582
		TOTAL NONDEPOSITORY INSTITUTIONS	7,419,253

NONMETALLIC MINERALS, EXCEPT FUELS - 0.13%
3,000		AMCOL International Corp	74,730
750		Florida Rock Industries, Inc	29,032
2,600		Vulcan Materials Co	203,450
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	307,212

OIL AND GAS EXTRACTION - 3.07%
24,600		Anadarko Petroleum Corp	1,078,218
1,237	*	Atlas America, Inc	52,795
1,257	*	ATP Oil & Gas Corp	46,434
8,799		Baker Hughes, Inc	600,092
1,800		Berry Petroleum Co (Class A)	50,688
2,300		Cabot Oil & Gas Corp (Class A)	110,239
2,500	*	Callon Petroleum Co	33,900
2,900	*	Cameron International Corp	140,099
1,100	*	Carrizo Oil & Gas, Inc	28,369
1,434	*	Cheniere Energy, Inc	42,604
12,698		Chesapeake Energy Corp	367,988
4,777		Cimarex Energy Co	168,103
700	*	Delta Petroleum Corp	15,764
5,800	*	Denbury Resources, Inc	167,620
1,400	*	Edge Petroleum Corp	23,058
1,800	*	Encore Acquisition Co	43,812
1,200	*	Energy Partners Ltd	29,580
6,100		ENSCO International, Inc	267,363
9,700		Equitable Resources, Inc	339,306
1,600	*	Exploration Co of Delaware, Inc	15,312
4,200	*	Forest Oil Corp	132,678
2,037	*	Gasco Energy, Inc	5,500
3,700	*	Global Industries Ltd	57,572
1,000	*	Goodrich Petroleum Corp	30,120
5,300	*	Grey Wolf, Inc	35,404
2,523	*	Helix Energy Solutions Group, Inc	84,268
4,200		Helmerich & Payne, Inc	96,726
2,200	*	Houston Exploration Co	121,330

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,700	*	McMoRan Exploration Co	$30,158
7,733	*	Meridian Resource Corp	23,663
4,588	*	National Oilwell Varco, Inc	268,627
2,250	*	Parallel Petroleum Corp	45,135
6,386	*	PetroHawk Energy Corp	66,287
200	*	Petroleum Development Corp	7,978
1,493	*	Petroquest Energy, Inc	15,572
6,169		Pioneer Natural Resources Co	241,331
2,735	*	Plains Exploration & Production Co	117,359
4,100		Pogo Producing Co	167,895
4,900	*	Pride International, Inc	134,358
1,350	*	Quicksilver Resources, Inc	43,065
5,950		Range Resources Corp	150,178
1,800	*	Rosetta Resources, Inc	30,906
3,100		Rowan Cos, Inc	98,053
4,693	*	Southwestern Energy Co	140,180
2,600		St. Mary Land & Exploration Co	95,446
2,300	*	Stone Energy Corp	93,104
700	*	Superior Energy Services	18,382
800	*	Swift Energy Co	33,456
3,500		Tidewater, Inc	154,665
1,156	*	Toreador Resources Corp	21,294
1,200	*	Unit Corp	55,164
2,100		W&T Offshore, Inc	61,341
1,500	*	Warren Resources, Inc	18,270
1,500	*	Whiting Petroleum Corp	60,150
16,476		XTO Energy, Inc	694,134
		TOTAL OIL AND GAS EXTRACTION	7,071,093

PAPER AND ALLIED PRODUCTS - 0.94%
2,900		Bemis Co	95,294
2,200		Bowater, Inc	45,254
4,800	*	Buckeye Technologies, Inc	40,800
2,300		Chesapeake Corp	32,913
13,983		International Paper Co	484,231
12,800		Kimberly-Clark Corp	836,608
10,800		MeadWestvaco Corp	286,308
3,100		Packaging Corp of America	71,920
1,600		Rock-Tenn Co (Class A)	31,680
3,200		Sonoco Products Co	107,648
2,600		Temple-Inland, Inc	104,260
2,200		Wausau Paper Corp	29,700
		TOTAL PAPER AND ALLIED PRODUCTS	2,166,616

PERSONAL SERVICES - 0.01%
400		Weight Watchers International, Inc	17,736
		TOTAL PERSONAL SERVICES	17,736

PETROLEUM AND COAL PRODUCTS - 2.72%
2,582		Alon USA Energy, Inc	76,143
16,294		Apache Corp	1,029,781
1,800		Ashland, Inc	114,804
17,986		Devon Energy Corp	1,135,816
9,200		EOG Resources, Inc	598,460

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
9,124		Frontier Oil Corp	$242,516
811	*	Headwaters, Inc	18,937
11,388		Hess Corp	471,691
3,391		Holly Corp	146,932
9,889		Murphy Oil Corp	470,222
5,400	*	Newfield Exploration Co	208,116
9,400		Noble Energy, Inc	428,546
6,600		Sunoco, Inc	410,454
16,000		Valero Energy Corp	823,520
4,333		Western Refining, Inc	100,699
		TOTAL PETROLEUM AND COAL PRODUCTS	6,276,637

PRIMARY METAL INDUSTRIES - 1.33%
2,218	*	Aleris International, Inc	112,098
1,479	*	Brush Engineered Materials, Inc	36,783
2,009	*	Century Aluminum Co	67,603
2,492		Chaparral Steel Co	84,878
893	*	CommScope, Inc	29,344
30,993	*	Corning, Inc	756,539
600	*	Encore Wire Corp	21,174
3,503		Gibraltar Industries, Inc	77,697
2,300		Hubbell, Inc (Class B)	110,170
1,300	*	Lone Star Technologies, Inc	62,894
2,000	*	Maverick Tube Corp	129,660
3,400		Mueller Industries, Inc	119,578
1,743	*	NS Group, Inc	112,511
10,800		Nucor Corp	534,492
2,234		Olympic Steel, Inc	55,537
1,350		Quanex Corp	40,973
2,484		Steel Dynamics, Inc	125,318
2,600		Steel Technologies, Inc	51,038
3,983		Tredegar Corp	66,675
4,419		United States Steel Corp	254,888
3,422	*	Wheeling-Pittsburgh Corp	58,550
8,500		Worthington Industries, Inc	145,010
		TOTAL PRIMARY METAL INDUSTRIES	3,053,410

PRINTING AND PUBLISHING - 0.85%
1,000	*	ACCO Brands Corp	22,260
600		Dow Jones & Co, Inc	20,124
1,500	*	Dun & Bradstreet Corp	112,485
6,100		EW Scripps Co	292,373
100		Harte-Hanks, Inc	2,635
12,900		McGraw-Hill Cos, Inc	748,587
3,600		New York Times Co (Class A)	82,728
858		R.H. Donnelley Corp	45,388
807		Standard Register Co	10,652
9,405		Tribune Co	307,732
900	*	Valassis Communications, Inc	15,885
400		Washington Post Co (Class B)	294,800
		TOTAL PRINTING AND PUBLISHING	1,955,649

RAILROAD TRANSPORTATION - 0.58%
16,234		CSX Corp	532,962

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
700	*	Genesee & Wyoming, Inc (Class A)	$16,254
2,400	*	Kansas City Southern Industries, Inc	65,544
16,400		Norfolk Southern Corp	722,420
		TOTAL RAILROAD TRANSPORTATION	1,337,180

REAL ESTATE - 0.10%
3,431	*	CB Richard Ellis Group, Inc	84,403
1,700		Forest City Enterprises, Inc (Class A)	92,310
300		Jones Lang LaSalle, Inc	25,644
6,596		Stewart Enterprises, Inc (Class A)	38,653
		TOTAL REAL ESTATE	241,010

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.05%
1,500		Cooper Tire & Rubber Co	15,090
1,500		Sealed Air Corp	81,180
1,100		Spartech Corp	29,447
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	125,717

SECURITY AND COMMODITY BROKERS - 3.17%
1,100		A.G. Edwards, Inc	58,608
7,483		Ameriprise Financial, Inc	350,953
814	*	Cbot Holdings, Inc	98,323
30,900		Charles Schwab Corp	553,110
800		Chicago Mercantile Exchange Holdings, Inc	382,600
8,187	*	E*Trade Financial Corp	195,833
700		Eaton Vance Corp	20,202
8,100		Franklin Resources, Inc	856,575
10,063		Goldman Sachs Group, Inc	1,702,358
545		International Securities Exchange, Inc	25,555
200	*	Investment Technology Group, Inc	8,950
4,000		Janus Capital Group, Inc	78,880
1,400		Jefferies Group, Inc	39,900
2,450		Legg Mason, Inc	247,107
25,400		Merrill Lynch & Co, Inc	1,986,788
1,172	*	Nasdaq Stock Market, Inc	35,441
3,023	*	NYSE Group, Inc	225,969
1,400		SEI Investments Co	78,666
7,600		T Rowe Price Group, Inc	363,660
		TOTAL SECURITY AND COMMODITY BROKERS	7,309,478

SPECIAL TRADE CONTRACTORS - 0.03%
500	*	Layne Christensen Co	14,285
2,993	*	Quanta Services, Inc	50,462
		TOTAL SPECIAL TRADE CONTRACTORS	64,747

STONE, CLAY, AND GLASS PRODUCTS - 0.04%
173	*	Cabot Microelectronics Corp	4,986
300		CARBO Ceramics, Inc	10,809
702		Eagle Materials, Inc	23,643
3,752		Gentex Corp	53,316
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	92,754

TRANSPORTATION BY AIR - 0.65%
3,427	*	Airtran Holdings, Inc	33,996

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,300	*	Alaska Air Group, Inc	$49,452
3,119	*	Continental Airlines, Inc (Class B)	88,299
4,427	*	ExpressJet Holdings, Inc	29,262
6,784		FedEx Corp	737,285
3,155	*	Frontier Airlines Holdings, Inc	26,029
5,366	*	JetBlue Airways Corp	49,743
2,884	*	Mesa Air Group, Inc	22,380
2,081		Skywest, Inc	51,026
25,063		Southwest Airlines Co	417,550
		TOTAL TRANSPORTATION BY AIR	1,505,022

TRANSPORTATION EQUIPMENT - 0.92%
500	*	Aftermarket Technology Corp	8,880
1,500		American Axle & Manufacturing Holdings, Inc	25,035
2,100		ArvinMeritor, Inc	29,904
4,800		Autoliv, Inc	264,528
10,600	*	BE Aerospace, Inc	223,554
2,341		Brunswick Corp	73,016
300		Federal Signal Corp	4,575
10,003		Genuine Parts Co	431,429
7,700		Harley-Davidson, Inc	483,175
2,600		Harsco Corp	201,890
3,672		JLG Industries, Inc	72,742
1,710	*	Navistar International Corp	44,152
1,035		Noble International Ltd	12,948
2,300		Superior Industries International, Inc	38,617
1,800	*	Tenneco, Inc	42,102
900		Thor Industries, Inc	37,053
1,200	*	TRW Automotive Holdings Corp	28,884
5,874		Visteon Corp	47,873
1,400		Westinghouse Air Brake Technologies Corp	37,982
		TOTAL TRANSPORTATION EQUIPMENT	2,108,339

TRANSPORTATION SERVICES - 0.12%
1,700		CH Robinson Worldwide, Inc	75,786
2,700		Expeditors International Washington, Inc	120,366
2,550	*	RailAmerica, Inc	27,846
2,305		Sabre Holdings Corp	53,914
		TOTAL TRANSPORTATION SERVICES	277,912

TRUCKING AND WAREHOUSING - 0.57%
18,229		United Parcel Service, Inc (Class B)	1,311,394
		TOTAL TRUCKING AND WAREHOUSING	1,311,394

WATER TRANSPORTATION - 0.03%
1,600	*	Gulfmark Offshore, Inc	50,944
200	*	Hornbeck Offshore Services, Inc	6,700
		TOTAL WATER TRANSPORTATION	57,644

WHOLESALE TRADE-DURABLE GOODS - 0.43%
6,800		Barnes Group, Inc	119,408
1,600		BorgWarner, Inc	91,472
1,577		Castle (A.M.) & Co	42,327
1,080	*	Cytyc Corp	26,438

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,900		IKON Office Solutions, Inc	$25,536
661		Martin Marietta Materials, Inc	55,934
700	*	MWI Veterinary Supply, Inc	23,471
2,700	*	Patterson Cos, Inc	90,747
4,200		Reliance Steel & Aluminum Co	134,988
4,300		Ryerson Tull, Inc	94,127
200	*	Tech Data Corp	7,306
3,100		W.W. Grainger, Inc	207,762
1,221	*	WESCO International, Inc	70,855
		TOTAL WHOLESALE TRADE-DURABLE GOODS	990,371

WHOLESALE TRADE-NONDURABLE GOODS - 0.89%
500		Airgas, Inc	18,085
500	*	Allscripts Healthcare Solutions, Inc	11,225
1,500	*	Dean Foods Co	63,030
5,600	*	Endo Pharmaceuticals Holdings, Inc	182,280
1,000	*	Henry Schein, Inc	50,140
1,600		Nash Finch Co	37,648
7,500		Nike, Inc (Class B)	657,150
11,600		Safeway, Inc	352,060
1,900		Spartan Stores, Inc	32,110
1,700		Stride Rite Corp	23,732
18,500		Sysco Corp	618,825
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,046,285

		TOTAL COMMON STOCKS	229,876,958
		(Cost $199,126,636)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 0.59%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.59%
$ 1,350,000		Federal Home Loan Bank (FHLB), 4.750%, 10/02/06	1,350,000
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,350,000

		TOTAL SHORT-TERM INVESTMENTS	1,350,000
		(Cost $1,349,822)

		TOTAL PORTFOLIO - 100.37%	231,226,958
		(Cost $200,476,458)

		OTHER ASSETS & LIABILITIES, NET - (0.37%)	(855,626)

		NET ASSETS - 100.00%	$230,371,332

	*	Non-income producing
	**	Percentage represents less than .01%

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
REAL ESTATE SECURITIES FUND
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.22%
AMUSEMENT AND RECREATION SERVICES - 0.81%
430,673	*	Sunterra Corp	$4,879,525
		TOTAL AMUSEMENT AND RECREATION SERVICES	4,879,525

HOLDING AND OTHER INVESTMENT OFFICES - 93.16%
283,490		Acadia Realty Trust	7,228,995
66,300		American Campus Communities, Inc	1,691,313
150,000		American Financial Realty Trust	1,674,000
591,700		Archstone-Smith Trust	32,212,148
233,900		AvalonBay Communities, Inc	28,161,560
234,877		BRE Properties, Inc (Class A)	14,029,203
302,500		BioMed Realty Trust, Inc	9,177,850
349,000		Boston Properties, Inc	36,065,660
250,000	g,v	CBRE Realty Finance, Inc	3,750,000
360,000		Cogdell Spencer, Inc	7,470,000
402,100		Corporate Office Properties Trust	17,997,996
161,832		Crescent Real Estate Equities Co	3,529,556
105,000	g,v	Crystal River Capital, Inc	2,402,400
175,000	g,v*	Deerfield Triarc Capital Corp	2,294,250
85,000		Digital Realty Trust, Inc	2,662,200
278,547		EastGroup Properties, Inc	13,888,353
66,700		Equity Lifestyle Properties, Inc	3,048,857
582,600		Equity Office Properties Trust	23,164,176
348,800		Equity Residential	17,642,304
61,900		Essex Property Trust, Inc	7,514,660
234,508		Extra Space Storage, Inc	4,059,333
274,500		Federal Realty Investment Trust	20,395,350
284,933		Feldman Mall Properties, Inc	3,142,811
26,000		First Potomac Realty Trust	785,720
140,000	g,v*	GSC Capital Corp	3,220,000
292,900		General Growth Properties, Inc	13,956,685
155,400		Highwoods Properties, Inc	5,782,434
945,392		Host Marriott Corp	21,677,839
207,700		Kilroy Realty Corp	15,648,118
390,000		Kimco Realty Corp	16,719,300
89,000		LaSalle Hotel Properties	3,857,260
280,500		Macerich Co	21,418,980
106,600		Mills Corp	1,781,286
792,123		Mission West Properties, Inc	9,038,123
205,159		Monmouth REIT (Class A)	1,641,272
220,000	g,v*	People's Choice Financial Corp	2,024,000
476,000		Prologis	27,160,560
195,400		Public Storage, Inc	16,802,446
289,400		Regency Centers Corp	19,899,144
173,600		SL Green Realty Corp	19,391,120
491,900		Simon Property Group, Inc	44,575,978
219,000		Strategic Hotel Capital, Inc	4,353,720

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Real Estate Securities Fund

SHARES		COMPANY	VALUE
408,800		Taubman Centers, Inc	$18,158,896
105,400		U-Store-It Trust	2,261,884
275,000		Vornado Realty Trust	29,975,000
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	563,332,740

HOTELS AND OTHER LODGING PLACES - 1.79%
119,000		Starwood Hotels & Resorts Worldwide, Inc	6,805,610
107,600	*	Orient-Express Hotels Ltd	4,022,088
		TOTAL HOTELS AND OTHER LODGING PLACES	10,827,698

REAL ESTATE - 3.46%
310,000	g,v	Asset Capital Corp, Inc	2,424,200
486,800	*	Brookfield Properties Corp	17,193,776
36,650	*	MI Developments Inc	1,335,894
		TOTAL REAL ESTATE	20,953,870

		TOTAL COMMON STOCKS	599,993,833
		(Cost $514,551,586)

		TOTAL PORTFOLIO-99.22%	599,993,833
		(Cost $514,551,586)

		OTHER ASSETS & LIABILITIES, NET - 0.78%	4,688,622

		NET ASSETS-100%	$604,682,455

	*	Non-income producing
	g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in
		transaction exempt from registration to qualified institutional buyers.
		At September 30, 2006 , the value of these securities amounted to $16,114,850 or 2.67% of net assets.
	v	Securities at fair value

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Managed Allocation Fund II

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MANAGED ALLOCATION FUND II
STATEMENT OF INVESTMENTS
September 30, 2006

SHARES		COMPANY	VALUE

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS - 100.00%
656,877		TIAA-CREF Institutional Bond Plus Fund II	$6,634,455
45,237		TIAA-CREF Institutional High-Yield Fund II	448,747
172,989		TIAA-CREF Institutional International Equity Fund	2,326,707
239,090		TIAA-CREF Institutional Large-Cap Value Fund	3,760,880
385,384		TIAA-CREF Institutional Large-Cap Growth Fund	3,730,520
72		TIAA-CREF Institutional Money Market Fund	72
2,860		TIAA-CREF Institutional Real Estate Securities Fund	43,871
26,767		TIAA-CREF Institutional Short-Term Bond Fund II	268,742
43,631		TIAA-CREF Institutional Small-Cap Equity Fund	694,167
		TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	17,908,161
		(Cost $17,405,993)

		TOTAL PORTFOLIO - 100.00%
		(Cost $17,405,993)	17,908,161
		OTHER ASSETS & LIABILITIES, NET - 0.00% *	62

		NET ASSETS - 100.00%	$17,908,223

	*	Percentage represents less than 0.01%.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
BOND FUND
STATEMENT OF INVESTMENTS
September 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

BONDS - 97.59%

CORPORATE BONDS - 31.66%

AMUSEMENT AND RECREATION SERVICES - 0.01%
$ 250,000		Harrah's Operating Co, Inc	6.500%	06/01/16	Baa3	$247,479
		TOTAL AMUSEMENT AND RECREATION SERVICES				247,479

ASSET BACKED - 4.60%
5,000,000		AmeriCredit Automobile Receivables Trust Series 2006-AF (Class A4)	5.640	09/06/13	Aaa	5,080,315
139,988	g,i	AQ Finance NIM Trust Series 2004-RN3	5.510	05/25/09	Aaa	139,988
206,633	g,i	AQ Finance NIM Trust Series 2004-RN2	5.530	04/25/09	Aaa	206,595
100,817	g	Asset Backed Funding Corp NIM Trust Series 2005-WMC1 (Class N1)	5.900	07/26/35		100,693
600,000	i	Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	601,762
1,000,000	i	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2
		(Class 1M1)	5.700	02/25/34	Aa2	995,334
1,000,000	i	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)
			5.700	02/25/34	Baa2	971,606
2,000,000		Chase Manhattan Auto Owner Trust Series 2004-A (Class A4)	2.830	09/15/10	Aaa	1,957,302
1,500,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	1,483,164
2,082,461	i	CIT Group Home Equity Loan Trust Series 2002-1 (Class AF6)	6.200	02/25/30	Aaa	2,096,156
307,502	i	Countrywide Home Equity Loan Trust Series 2004-B (Class 1A)	5.550	02/15/29	Aaa	307,792
585,264		Detroit Edison Securitization Funding LLC Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	588,612
2,000,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A3	5.590	03/01/30	Aaa	2,004,426
2,000,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A4	5.810	03/01/36	Aaa	2,008,338
1,000,000	i	GMAC Mortgage Corp Loan Trust Series 2005-HE2 (Class A3)	4.622	11/25/35	Aaa	988,795
2,051,002	g,i	Golden Securities Corp Series 2003-A (Class A1)	5.630	12/02/13	Aaa	2,044,727
3,000,000		Household Automotive Trust Series 2006-2 (Class A3)	5.610	08/17/11	Aaa	3,032,973
10,000,000		Household Credit Card Master Note Trust I Series 2006-1 (Class A)	5.100	06/15/12	Aaa	10,054,575
230,903	g	Long Beach Asset Holdings Corp Series 2006-4 (Class N1)	5.877	06/25/46	NR	230,322
2,536,903	g,v	Long Beach Asset Holdings Corp Series 2006-6 (Class N1)	6.072	09/25/46	NR	2,536,889
4,520,364	g	Marriott Vacation Club Owner Trust Series 2006-1A (Class A)	5.737	04/20/28	Aaa	4,582,752
2,000,000	i	Morgan Stanley Capital I Series 2006-HE1 (Class A2)	5.450	01/25/36	Aaa	2,001,142
300,000	i	Morgan Stanley Capital I Series 2006-IQ11 (Class AJ)	5.950	10/15/42	NR	308,894
550,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	556,349
560,159		Public Service New Hampshire Funding LLC Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	563,556
8,000,000	i	Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	5.950	11/25/34	Aa1	8,051,952
728,453		Residential Asset Securities Corp Series 2001-KS2 (Class AI6)	6.489	10/25/30	Aaa	729,096
10,000,000	v	Residential Funding Mortgage Securities II, Inc Series 2006-HI4 (Class A3)	5.440	09/25/36	Aaa	9,996,875
3,000,000	i	Residential Funding Mortgage Securities II, Inc Series 2006-HSA2 (Class AI3)	5.550	03/25/36	Aaa	3,003,879
1,600,000	i	Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class A3)	5.570	02/25/36	Aaa	1,602,365

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 2,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-H12 (Class A2)	5.750%	02/25/36	Aaa	$2,006,888

3,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI3 (Class A3)	5.960	02/25/36	Aaa	3,033,645

200,000	i	Residential Funding Mortgage Securities II, Inc Series 2006-HI1 (Class M2)	6.060	02/25/36	Aa2	201,205

2,552,988	g,v	Sierra Receivables Funding Co Series 2006-1A (Class A1)	5.840	05/20/18	Aaa	2,585,621
2,046,021	g,i	Wachovia Loan Trust Series 2005-SD1 (Class A)	5.690	05/25/35	NR	2,047,192
		TOTAL ASSET BACKED				78,701,775

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.28%
2,550,000		Home Depot, Inc	5.400	03/01/16	Aa3	2,531,031
2,000,000		Lowe's Cos, Inc	8.250	06/01/10	A1	2,199,288
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				4,730,319

CHEMICALS AND ALLIED PRODUCTS - 0.63%
2,400,000		Abbott Laboratories	5.600	05/15/11	A1	2,443,267
280,000		EI Du Pont de Nemours & Co	3.375	11/15/07	A2	273,816
1,645,000		EI Du Pont de Nemours & Co	4.125	03/06/13	A2	1,528,746
1,100,000		Ecolab, Inc	6.875	02/01/11	A2	1,163,899
900,000		Genentech, Inc	5.250	07/15/35	A1	841,518
250,000		Lubrizol Corp	4.625	10/01/09	Baa3	242,918
1,500,000		Lubrizol Corp	5.500	10/01/14	Baa3	1,459,235
2,900,000		Procter & Gamble Co	4.950	08/15/14	Aa3	2,847,683
		TOTAL CHEMICALS AND ALLIED PRODUCTS				10,801,082

COMMUNICATIONS - 2.26%
1,000,000		America Movil S.A. de C.V.	6.375	03/01/35	A3	954,980
16,000		AT&T Corp	6.000	03/15/09	NR	16,218
2,000,000		AT&T, Inc	5.100	09/15/14	A2	1,927,557
1,400,000		AT&T, Inc	6.150	09/15/34	A2	1,359,627
280,000		BellSouth Corp	6.875	10/15/31	A2	291,753
1,750,000		Comcast Corp	5.650	06/15/35	Baa2	1,586,421
5,200,000		Comcast Corp	6.500	01/15/17	Baa2	5,424,604
400,000		Comcast Corp	6.500	11/15/35	Baa2	401,948
1,500,000		COX Communications, Inc	5.450	12/15/14	Baa3	1,447,797
1,930,000	g	COX Enterprises, Inc	4.375	05/01/08	Baa3	1,893,733
1,410,000		Deutsche Telekom International Finance BV	8.250	06/15/30	A3	1,725,424
500,000	i	France Telecom S.A.	7.750	03/01/11	A3	547,954
1,970,000		New Cingular Wireless Services, Inc	7.875	03/01/11	Baa1	2,157,174
550,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa1	705,101
3,750,000		Sprint Capital Corp	8.375	03/15/12	Baa3	4,199,359
725,000		Telecom Italia Capital S.A.	5.250	11/15/13	Baa2	687,706
1,500,000		Telecom Italia Capital S.A.	6.375	11/15/33	Baa2	1,405,249
650,000		Verizon Global Funding Corp	5.850	09/15/35	A3	611,094
3,250,000		Verizon Global Funding Corp	7.375	09/01/12	A3	3,558,886
1,000,000		Verizon New England, Inc	4.750	10/01/13	Baa1	919,642
1,660,000		Verizon New Jersey, Inc	5.875	01/17/12	A3	1,674,340
750,000		Verizon Virginia, Inc	4.625	03/15/13	Baa1	699,196
830,000		Verizon Wireless Capital LLC	5.375	12/15/06	A2	829,704
2,650,000	g	Viacom, Inc	5.750	04/30/11	Baa3	2,645,081
1,000,000	g	Viacom, Inc	6.875	04/30/36	Baa3	989,063
		TOTAL COMMUNICATIONS				38,659,611

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

DEPOSITORY INSTITUTIONS - 3.23%
$ 1,150,000		Branch Banking & Trust Co	5.625%	09/15/16	Aa3	$1,164,243
2,000,000		Bank One Corp	5.250	01/30/13	A1	1,986,940
2,000,000		Bank One Corp	2.625	06/30/08	Aa3	1,915,922
1,200,000		Bank One Corp	5.900	11/15/11	A1	1,232,658
1,100,000		Bank One NA	5.500	03/26/07	Aa2	1,100,449
1,410,000		Bank of America Corp	4.875	01/15/13	Aa2	1,379,551
2,000,000		Bank of America Corp	5.375	08/15/11	Aa2	2,017,755
1,000,000		Bank of America Corp	5.750	08/15/16	Aa3	1,017,890
750,000		Bank of America Corp	6.250	04/15/12	Aa2	786,174
750,000		Capital One Bank	5.125	02/15/14	A3	730,367
1,500,000		Citigroup, Inc	5.100	09/29/11	Aa1	1,496,403
3,800,000		Citigroup, Inc	5.125	05/05/14	Aa1	3,753,634
2,550,000		Citigroup, Inc	5.850	12/11/34	Aa1	2,577,302
410,000		FIA Card Services NA	5.375	01/15/08	Aa1	410,749
650,000		FIA Card Services NA	4.625	08/03/09	Aa1	642,442
410,000		Golden West Financial Corp	4.750	10/01/12	Aa3	398,097
410,000		Greenpoint Financial Corp	3.200	06/06/08	A2	395,992
2,600,000		Inter-American Development Bank	5.125	09/13/16	Aaa	2,635,017
550,000		JPMorgan Chase & Co	7.875	06/15/10	A1	598,077
250,000		JPMorgan Chase & Co	4.500	01/15/12	Aa3	241,813
2,500,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	2,439,351
830,000		M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	821,355
550,000		Mellon Funding Corp	6.400	05/14/11	A2	576,870
1,100,000		Mellon Funding Corp	4.875	06/15/07	A1	1,096,424
550,000		National Westminster Bank plc	7.375	10/01/09	Aa2	583,658
1,000,000		Popular North America, Inc	3.875	10/01/08	A3	968,889
1,250,000		Popular North America, Inc	5.650	04/15/09	A3	1,255,595
500,000	g,i	Rabobank Capital Funding Trust	5.254	12/30/49	Aa2	482,617
1,200,000		Regions Financial Corp	6.375	05/15/12	A2	1,261,033
1,400,000		US Bank NA	5.700	12/15/08	Aa2	1,414,584
1,500,000		Union Bank of California NA	5.950	05/11/16	A2	1,542,821
550,000		Wachovia Bank NA	4.850	07/30/07	Aa2	547,600
1,500,000		Wachovia Bank NA	4.800	11/01/14	Aa3	1,437,666
650,000	i	Wachovia Capital Trust III	5.800	12/30/49	A2	651,764
1,400,000		Wachovia Corp	5.250	08/01/14	A1	1,382,969
2,000,000		Washington Mutual, Inc	5.500	08/24/11	A3	2,009,668
3,750,000		Wells Fargo & Co	5.300	08/26/11	Aa1	3,771,521
2,300,000		Wells Fargo Bank NA	4.750	02/09/15	Aa1	2,203,122
1,000,000		Wells Fargo Bank NA	5.950	08/26/36	Aa1	1,023,725
3,250,000		Wells Fargo Bank NA	6.450	02/01/11	Aa1	3,407,718
		TOTAL DEPOSITORY INSTITUTIONS				55,360,425

ELECTRIC, GAS, AND SANITARY SERVICES - 1.75%
1,150,000		Atmos Energy Corp	4.000	10/15/09	Baa3	1,105,484
500,000		Carolina Power & Light Co	5.700	04/01/35	A3	485,207
410,000		CenterPoint Energy Resources Corp	7.875	04/01/13	Baa3	455,961
2,000,000		Consolidated Edison Co of New York	5.500	09/15/16	A1e	2,007,380
500,000		Consolidated Natural Gas Co	5.000	12/01/14	Baa1	479,198
1,389,000		Consolidated Natural Gas Co	6.250	11/01/11	Baa1	1,440,486
750,000		Consumers Energy Co	4.400	08/15/09	Baa2	729,971
2,835,000		FirstEnergy Corp	6.450	11/15/11	Baa3	2,954,231

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,500,000		Florida Power & Light Co	4.850%	02/01/13	Aa3	$1,469,375
1,000,000		Florida Power Corp	4.500	06/01/10	A2	970,516
750,000	i	FPL Group Capital, Inc	6.350	10/01/66	A3	760,387
410,000		National Fuel Gas Co	5.250	03/01/13	Baa1	404,901
830,000		National Rural Utilities Cooperative Finance Corp	5.750	08/28/09	A2	843,304
3,000,000		Nisource Finance Corp	5.400	07/15/14	Baa3	2,901,383
2,000,000		Northern States Power Co	6.250	06/01/36	A2	2,122,978
1,000,000		Northern States Power-Minnesota	5.250	07/15/35	A2	914,007
500,000		Ohio Power Co	5.300	11/01/10	A3	498,730
1,000,000		ONEOK Partners Lp	5.900	04/01/12	Baa2	1,003,926
3,000,000		Pacific Gas & Electric Co	4.200	03/01/11	Baa1	2,872,013
410,000		Public Service Co of Colorado	5.500	04/01/14	A3	412,211
500,000		Puget Sound Energy, Inc	6.274	03/15/37	Baa2	509,731
1,150,000		Southern California Edison Co	5.350	07/15/35	A2	1,073,020
250,000		Southern California Edison Co	6.000	01/15/34	A2	257,064
1,100,000		Texas Eastern Transmission Lp	5.250	07/15/07	Baa1	1,095,841
340,000		TXU Electric Delivery Co	7.250	01/15/33	Baa2	385,393
1,900,000		Virginia Electric and Power Co	4.750	03/01/13	Baa1	1,815,673
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				29,968,371

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.34%
3,150,000		Cisco Systems, Inc	5.250	02/22/11	A1	3,165,135
1,250,000		Cisco Systems, Inc	5.500	02/22/16	A1	1,257,977
550,000		Cooper Industries, Inc	5.250	07/01/07	A3	547,550
750,000		International Business Machines Corp	6.220	08/01/27	A1	796,001
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				5,766,663

FABRICATED METAL PRODUCTS - 0.16%
750,000		Fortune Brands, Inc	5.125	01/15/11	Baa2	735,262
2,000,000		Illinois Tool Works, Inc	5.750	03/01/09	Aa3	2,028,316
		TOTAL FABRICATED METAL PRODUCTS				2,763,578

FOOD AND KINDRED PRODUCTS - 0.54%
1,750,000		Anheuser-Busch Cos, Inc	4.700	04/15/12	A1	1,706,546
410,000		Bottling Group LLC	4.625	11/15/12	Aa3	396,675
900,000		Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	840,453
1,000,000		Cia Brasileira de Bebidas	8.750	09/15/13	Baa3	1,158,530
1,100,000		Coors Brewing Co	6.375	05/15/12	Baa2	1,143,683
2,000,000		Diageo Capital plc	5.125	01/30/12	A3	1,979,984
550,000		Kellogg Co	6.600	04/01/11	A3	578,857
500,000		Kraft Foods, Inc	6.500	11/01/31	A3	540,233
1,000,000		WM Wrigley Jr Co	4.650	07/15/15	A1	950,571
		TOTAL FOOD AND KINDRED PRODUCTS				9,295,532

FOOD STORES - 0.16%
1,100,000		Kroger Co	6.800	04/01/11	Baa2	1,150,318
1,000,000		Safeway, Inc	4.125	11/01/08	Baa2	974,053
550,000		Safeway, Inc	7.250	02/01/31	Baa2	590,011
		TOTAL FOOD STORES				2,714,382

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
FURNITURE AND FIXTURES - 0.05%
$ 830,000		Masco Corp	4.625%	08/15/07	Baa1	$821,878
		TOTAL FURNITURE AND FIXTURES				821,878

GENERAL BUILDING CONTRACTORS - 0.21%
2,000,000		Centex Corp	5.250	06/15/15	Baa2	1,866,874
1,750,000		Centex Corp	6.500	05/01/16	Baa2	1,768,316
		TOTAL GENERAL BUILDING CONTRACTORS				3,635,190

GENERAL MERCHANDISE STORES - 0.50%
1,000,000		May Department Stores Co	3.950	07/15/07	Baa1	986,604
3,000,000		Target Corp	5.875	07/15/16	A1	3,106,593
1,380,000		Wal-Mart Stores, Inc	6.875	08/10/09	Aa2	1,445,111
2,000,000		Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	1,933,740
1,150,000		Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	1,107,584
		TOTAL GENERAL MERCHANDISE STORES				8,579,632

HEALTH SERVICES - 0.06%
1,000,000		Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	990,954
		TOTAL HEALTH SERVICES				990,954

HOLDING AND OTHER INVESTMENT OFFICES - 0.32%
1,000,000		Archstone-Smith Trust	5.750	03/15/16	Baa1	1,002,745
750,000		Colonial Properties Trust	6.250	06/15/14	Baa3	765,911
2,000,000		iStar Financial, Inc	5.150	03/01/12	Baa2	1,949,905
750,000		iStar Financial, Inc	5.700	03/01/14	Baa2	745,633
1,000,000		Simon Property Group Lp	5.600	09/01/11	Baa1	1,005,694
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				5,469,888

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.24%
2,500,000		Caterpillar, Inc	6.050	08/15/36	A2	2,616,499
1,385,000		Dover Corp	6.500	02/15/11	A2	1,450,373
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				4,066,872

INSTRUMENTS AND RELATED PRODUCTS - 0.11%
410,000		Johnson & Johnson	3.800	05/15/13	Aaa	382,280
900,000		Medtronic, Inc	4.750	09/15/15	A1	856,315
750,000		Thermo Electron Corp	5.000	06/01/15	Baa1	705,545
		TOTAL INSTRUMENTS AND RELATED PRODUCTS				1,944,140

INSURANCE CARRIERS - 0.81%
2,000,000		Aetna, Inc	6.625	06/15/36	A3	2,111,109
500,000		Allstate Corp	5.000	08/15/14	A1	486,294
2,000,000		American International Group, Inc	5.050	10/01/15	Aa2	1,943,467
1,000,000	i	ING Groep NV	5.775	12/30/49	A2	985,462
1,000,000	g	Liberty Mutual Group, Inc	6.500	03/15/35	Baa3	953,975
500,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	488,389
1,150,000		Metlife, Inc	5.000	06/15/15	A2	1,111,970
750,000		Metlife, Inc	5.700	06/15/35	A2	723,075
1,500,000	g	Pricoa Global Funding I	3.900	12/15/08	Aa3	1,456,961
1,000,000		UnitedHealth Group, Inc	5.250	03/15/11	A3	997,033
1,650,000		WellPoint, Inc	5.000	01/15/11	Baa1	1,628,926
975,000		WellPoint, Inc	5.850	01/15/36	Baa1	941,562
		TOTAL INSURANCE CARRIERS				13,828,223

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

METAL MINING - 0.12%
$ 500,000		Barrick Gold Finance Co	4.875%	11/15/14	Baa1	$476,834
900,000	g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	849,210
750,000		Vale Overseas Ltd	6.250	01/11/16	Baa3	742,500
		TOTAL METAL MINING				2,068,544

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.12%
1,150,000	g	Controladora Mabe S.A. C.V.	6.500	12/15/15	NR	1,160,703
830,000		Harsco Corp	5.125	09/15/13	A3	819,782
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				1,980,485

MISCELLANEOUS RETAIL - 0.03%
500,000		CVS Corp	6.125	08/15/16	Baa2	511,229
		TOTAL MISCELLANEOUS RETAIL				511,229

MOTION PICTURES - 0.45%
1,950,000		Historic TW, Inc	6.625	05/15/29	Baa2	1,941,447
1,000,000		News America, Inc	6.200	12/15/34	Baa2	957,354
500,000		News America, Inc	7.625	11/30/28	Baa2	551,433
1,350,000		Time Warner, Inc	6.875	05/01/12	Baa2	1,424,099
2,200,000		Walt Disney Co	5.700	07/15/11	A3	2,240,797
550,000		Walt Disney Co	5.500	12/29/06	A3	550,328
		TOTAL MOTION PICTURES				7,665,458

NONDEPOSITORY INSTITUTIONS - 2.88%
2,000,000	g	American Honda Finance Corp	5.125	12/15/10	A1	1,995,190
1,250,000	g,i	BOI Capital Funding No. 2 Lp	5.571	12/30/49	A2	1,205,734
1,500,000		Capital One Financial Corp	5.500	06/01/15	Baa1	1,471,393
2,200,000		Capital One Financial Corp	5.700	09/15/11	Baa1	2,218,294
1,450,000		Capital One Financial Corp	6.150	09/01/16	Baa2	1,466,886
1,300,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	1,246,654
2,500,000		CIT Group Funding Co of Canada	4.650	07/01/10	A2	2,445,901
500,000		CIT Group, Inc	5.125	09/30/14	A2	484,807
2,000,000		General Electric Capital Corp	5.650	06/09/14	Aaa	2,043,364
10,250,000		General Electric Capital Corp	6.000	06/15/12	Aaa	10,646,875
500,000	g,i	HSBC Capital Funding Lp	4.610	12/30/49	A1	463,503
2,250,000		HSBC Finance Corp	5.250	01/14/11	Aa3	2,249,387
2,500,000		HSBC Finance Corp	5.250	04/15/15	Aa3	2,462,548
5,550,000		HSBC Finance Corp	5.500	01/19/16	Aa3	5,548,873
1,000,000		HSBC Finance Corp	5.700	06/01/11	Aa3	1,017,710
2,250,000		International Lease Finance Corp	5.450	03/24/11	A1	2,260,163
1,500,000		John Deere Capital Corp	7.000	03/15/12	A3	1,611,210
3,000,000		MBNA Corp	5.000	06/15/15	Aa2	2,910,884
1,597,000		MBNA Corp	6.125	03/01/13	Aa2	1,663,250
650,000		Residential Capital Corp	6.125	11/21/08	Baa3	652,585
2,100,000		Residential Capital Corp	6.500	04/17/13	Baa3	2,135,464
500,000		SLM Corp	4.000	01/15/10	A2	481,824
690,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	661,336
		TOTAL NONDEPOSITORY INSTITUTIONS				49,343,835

OIL AND GAS EXTRACTION - 0.91%
750,000		Anadarko Petroleum Corp	5.950	09/15/16	Baa2	758,882

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 900,000		BJ Services Co	5.750%	06/01/11	Baa1	$908,162
1,650,000		Baker Hughes, Inc	6.875	01/15/29	A2	1,856,285
1,650,000		Burlington Resources Finance Co	7.200	08/15/31	A2	1,949,126
1,380,000		Burlington Resources Finance Co	6.400	08/15/11	A2	1,449,650
750,000	g	Empresa Nacional de Petroleo ENAP	6.750	11/15/12	A2	791,735
410,000		Equitable Resources, Inc	5.150	11/15/12	A2	402,963
500,000		Nexen, Inc	5.050	11/20/13	Baa2	485,926
1,100,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	1,087,387
500,000		PC Financial Partnership	5.000	11/15/14	Baa2	476,165
1,000,000		Pemex Project Funding Master Trust	5.750	12/15/15	Baa1	974,750
1,150,000		Petro-Canada	5.950	05/15/35	Baa2	1,095,094
2,000,000		Weatherford International Ltd	6.500	08/01/36	Baa1	2,041,927
1,400,000		XTO Energy, Inc	6.100	04/01/36	Baa2	1,386,398
		TOTAL OIL AND GAS EXTRACTION				15,664,450

OTHER MORTGAGE BACKED SECURITIES - 6.98%
3,310,000		Banc of America Commercial Mortgage, Inc Series 2002-2 (Class A3)	5.118	07/11/43	NR	3,298,137
2,000,000	i	Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	5.158	11/10/42	NR	1,980,942
650,000	i	Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.354	09/10/47	Aaa	642,656
1,000,000	i	Banc of America Commercial Mortgage, Inc Series 2006-2 (Class A4)	5.930	05/10/45		1,035,381
2,960,000		Banc of America Commercial Mortgage, Inc Series 2006-4 (Class A4)	5.634	07/10/46	Aaa	3,019,866
1,000,000	h,v	Banc of America Commercial Mortgage, Inc Series 2006-5 (Class A4)	5.460	09/10/16	Aaa	1,005,047
3,804,143		Banc of America Mortgage Securities Series 2006-1 (Class A8)	6.000	05/01/36	Aaa	3,818,827
775,602		Bank of America Alternative Loan Trust Series 2004-8 (Class 3A1)	5.500	09/25/19	Aaa	776,097
6,000,000	d,i	Bear Stearns Commercial Mortgage Securities Series 2004-PWR5 (Class A5)	4.978	07/11/42	Aaa	5,871,564
2,000,000	i	Bear Stearns Commercial Mortgage Securities Series 2005-PW10 (Class AJ)	5.614	12/11/40	NR	2,018,182
2,075,000	i	Bear Stearns Commercial Mortgage Securities Series 2006-PW11 (Class A4)	5.625	03/11/39	NR	2,104,374
1,500,000	i	Bear Stearns Commercial Mortgage Securities Series 2006-PW12 (Class A4)	5.896	09/11/38	Aaa	1,551,324
1,000,000	i	Bear Stearns Commercial Mortgage Securities Series 2006-T22 (Class A4)	5.634	04/12/38	Aaa	1,017,348
4,000,000	i	Citicorp Mortgage Securities, Inc Series 2006-1 (Class A3)	5.706	07/25/36	Aaa	4,018,400
6,000,000	v	Citicorp Mortgage Securities, Inc Series 2006-2 (Class A3)	5.563	09/25/36	Aaa	6,000,000
6,791,319		Citimortgage Alternative Loan Trust Series 2006-A1 (Class 2A1)	5.250	03/25/21	Aaa	6,704,309
1,733,891	i	Countrywide Alternative Loan Trust Series 2004-31T1 (Class A2)	5.680	09/25/34	NR	1,736,700
1,500,000		Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	1,464,882
2,856,519	i	Countrywide Alternative Loan Trust Series 2006-12CB (Class A10)	5.680	05/25/36	Aaa	2,851,670
2,745,770		Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17
		(Class 1A10)	5.250	09/25/35	NR	2,732,835
2,200,000	i	Credit Suisse Mortgage Capital Certificates Series 2006-C1 (Class A4)	5.609	02/15/39		2,233,889
1,400,000	i	Credit Suisse Mortgage Capital Certificates Series 2006-C2 (Class A3)	5.848	03/15/39	Aaa	1,437,461
2,400,000		Credit Suisse Mortgage Capital Certificates Series 2006-C4 (Class A3)	5.467	09/15/39	Aaa	2,418,732

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 3,000,000	g,i	Credit Suisse/Morgan Stanley Commerical Mortgage Certificate Series
		HC1A (Class A1)	5.520%	05/15/23	Aaa	$3,000,966
873,265		CS First Boston Mortgage Securities Corp Series 2004-8 (Class 7A1)	6.000	12/25/34		875,264
1,660,000		Ge Capital Commercial Mortgage Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	1,649,617
2,000,000	i	Greenwich Capital Commercial Funding Corp Series 2004-GG1 (Class A7)	5.317	06/10/36	Aaa	2,001,144
2,210,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	2,209,109
10,000,000	d,i	LB-UBS Commercial Mortgage Trust Series 2004-C7 (Class A6)	4.786	10/15/29	Aaa	9,668,780
1,300,000		LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	1,276,799
2,000,000	i	LB-UBS Commercial Mortgage Trust Series 2005-C5 (Class AJ)	5.057	09/15/40	NR	1,951,846
1,000,000	i	LB-UBS Commercial Mortgage Trust Series 2006-C4 (Class A4)	6.098	06/15/38	Aaa	1,046,261
2,906,961		MASTR Alternative Loans Trust Series 2004-8 (Class 5A1)	6.000	09/25/34	NR	2,898,787
2,091,186		MASTR Asset Securitization Trust Series 2005-2 (Class 3A1)	5.500	11/25/33	Aaa	2,046,644
1,300,000		Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	1,293,621
700,000	i	Merrill Lynch Mortgage Trust Series 2006-C1 (Class A4)	5.844	05/12/39	NR	719,977
1,400,000	i	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1
		(Class A4)	5.619	02/12/39	NR	1,417,952
5,000,000		Morgan Stanley Capital I Series 2005-HQ5 (Class A2)	4.809	01/14/42	NR	4,954,200
2,000,000	i	Morgan Stanley Capital I Series 2006-HQ8 (Class AJ)	5.641	03/12/44	Aaa	2,026,626
1,000,000	i	Morgan Stanley Capital I Series 2006-HQ9 (Class A4)	5.731	07/12/44	NR	1,027,131
675,000		Morgan Stanley Capital I Series 2006-T21 (Class AJ)	5.273	10/12/52	Aaa	668,766
2,000,000	i	Wachovia Bank Commercial Mortgage Trust Series 2005-C20 (Class A7)	5.118	07/15/42	Aaa	1,965,124
800,000	i	Wachovia Bank Commercial Mortgage Trust Series 2006-C24 (Class A3)	5.558	03/15/45	Aaa	810,698
2,679,221		Wamu Alternative Mortgage Pass-Through Certificates Series 2006-2 (Class 2CB)	6.500	03/25/36	Aaa	2,711,876
9,796,524		Washington Mutual, Inc Series 2003-S10 (Class A1)	4.500	10/25/18	NR	9,479,068
3,939,546		Wells Fargo Mortgage Backed Securities Trust Series 2005-1 (Class 2A1)	5.000	01/25/20	Aaa	3,902,838
211,192		Wells Fargo Mortgage Backed Securities Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	206,045
		TOTAL OTHER MORTGAGE BACKED SECURITIES				119,547,762

PAPER AND ALLIED PRODUCTS - 0.15%
1,000,000		Bemis Co	4.875	04/01/12	Baa1	971,069
1,660,000		Kimberly-Clark Corp	7.100	08/01/07	Aa2	1,685,255
		TOTAL PAPER AND ALLIED PRODUCTS				2,656,324

PETROLEUM AND COAL PRODUCTS - 0.09%
1,000,000		Conoco Funding Co	6.350	10/15/11	A1	1,051,507
550,000		ConocoPhillips	5.900	10/15/32	A1	563,914
		TOTAL PETROLEUM AND COAL PRODUCTS				1,615,421

PIPELINES, EXCEPT NATURAL GAS - 0.32%
1,000,000		Enbridge Energy Partners Lp	4.000	01/15/09	Baa2	968,212
400,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	394,211
500,000		Enterprise Products Operating Lp	4.950	06/01/10	Baa3	489,404
750,000		Enterprise Products Operating Lp	5.600	10/15/14	Baa3	734,259
1,000,000		Plains All American Pipeline Lp	4.750	08/15/09	Baa3	979,224
550,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	544,573
900,000		TransCanada Corp	5.850	03/15/36	A2	895,969
550,000		TransCanada Pipelines Ltd	4.000	06/15/13	A2	508,247
		TOTAL PIPELINES, EXCEPT NATURAL GAS				5,514,099

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

PRIMARY METAL INDUSTRIES - 0.12%
$ 1,150,000		Alcan, Inc	5.000%	06/01/15	Baa1	$1,097,604
500,000		Alcan, Inc	5.750	06/01/35	Baa1	471,754
500,000		Alcoa, Inc	6.000	01/15/12	A2	513,249
		TOTAL PRIMARY METAL INDUSTRIES				2,082,607

RAILROAD TRANSPORTATION - 0.27%
1,000,000		Burlington Northern Santa Fe Corp	6.750	07/15/11	Baa1	1,059,002
750,000		CSX Corp	6.000	10/01/36	Baa2	762,370
550,000		Canadian National Railway Co	4.400	03/15/13	A3	522,022
1,050,000		Canadian National Railway Co	6.200	06/01/36	A3	1,121,169
287,000		Norfolk Southern Corp	7.250	02/15/31	Baa1	338,308
263,000		Norfolk Southern Corp	5.590	05/17/25	Baa1	257,856
500,000		Union Pacific Corp	6.500	04/15/12	Baa2	526,220
		TOTAL RAILROAD TRANSPORTATION				4,586,947

SECURITY AND COMMODITY BROKERS - 1.76%
1,500,000		Bear Stearns Cos, Inc	5.700	11/15/14	A1	1,521,139
2,150,000		Credit Suisse USA, Inc	5.500	08/16/11	Aa3	2,169,496
1,000,000		Goldman Sachs Group, Inc	4.750	07/15/13	Aa3	959,459
1,750,000		Goldman Sachs Group, Inc	6.450	05/01/36	A1	1,789,164
2,000,000		Goldman Sachs Group, Inc	6.600	01/15/12	Aa3	2,112,227
650,000		Goldman Sachs Group Lp	4.500	06/15/10	Aa3	633,624
650,000		Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	647,787
1,900,000		Lehman Brothers Holdings, Inc	5.500	04/04/16	A1	1,891,438
1,900,000		Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	2,010,721
1,000,000		Merrill Lynch & Co, Inc	5.000	02/03/14	Aa3	973,500
875,000		Merrill Lynch & Co, Inc	5.770	07/25/11	Aa3	892,392
2,050,000		Merrill Lynch & Co, Inc	6.220	09/15/26	A1	2,091,892
3,500,000		Morgan Stanley	3.625	04/01/08	Aa3	3,420,463
3,250,000		Morgan Stanley	4.750	04/01/14	A1	3,093,864
1,250,000		Morgan Stanley	6.250	08/09/26	Aa3	1,291,468
4,458,928	g	Morgan Stanley Tracers	6.789	06/15/12	Baa2	4,666,982
		TOTAL SECURITY AND COMMODITY BROKERS				30,165,616

STONE, CLAY, AND GLASS PRODUCTS - 0.02%
280,000		CRH America, Inc	6.400	10/15/33	Baa1	275,678
		TOTAL STONE, CLAY, AND GLASS PRODUCTS				275,678

TRANSPORTATION BY AIR - 0.09%
1,500,000		FedEx Corp	5.500	08/15/09	Baa2	1,506,674
		TOTAL TRANSPORTATION BY AIR				1,506,674

TRANSPORTATION EQUIPMENT - 0.93%
3,000,000	g	BAE Systems Holdings, Inc	6.400	12/15/11	Baa2	3,109,929
1,500,000		Boeing Capital Corp	5.800	01/15/13	A2	1,545,059
2,000,000		DaimlerChrysler NA Holding Corp	5.750	09/08/11	Baa1	1,994,401
1,000,000		DaimlerChrysler NA Holding Corp	5.875	03/15/11	Baa1	1,002,681
410,000		DaimlerChrysler NA Holding Corp	6.500	11/15/13	Baa1	420,236
500,000		General Dynamics Corp	3.000	05/15/08	A2	482,706
550,000	g	Lockheed Martin Corp	6.150	09/01/36	Baa1	578,613

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 410,000		Northrop Grumman Corp	7.750%	02/15/31	Baa2	$511,584
1,500,000		United Technologies Corp	6.050	06/01/36	A2	1,598,795
1,100,000		United Technologies Corp	6.350	03/01/11	A2	1,145,990
3,550,000		United Technologies Corp	4.875	11/01/06	A2	3,547,004
		TOTAL TRANSPORTATION EQUIPMENT				15,936,998

WHOLESALE TRADE-NONDURABLE GOODS - 0.16%
280,000		Colgate-Palmolive Co	6.450	06/16/28	Aa3	313,931
2,500,000		Sysco Corp	5.375	09/21/35	A1	2,364,444
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				2,678,375

		TOTAL CORPORATE BONDS				542,146,496
		(Cost $542,283,691)

GOVERNMENT BONDS - 65.93%

AGENCY SECURITIES - 19.83%
3,892,054		Cal Dive International, Inc	4.930	02/01/27	NR	3,762,488
2,500,000		Federal Farm Credit Bank (FFCB)	5.125	08/25/16	Aaa	2,524,719
4,000,000		FFCB	5.375	07/18/11	Aaa	4,082,313
2,500,000		FFCB	3.375	07/15/08	Aaa	2,433,373
2,500,000		FFCB	4.125	04/15/09	Aaa	2,455,011
4,000,000		Federal Home Loan Mortgage Corp (FHLMC)	5.000	09/16/08	Aaa	4,004,538
12,105,000		FHLMC	3.750	04/15/07	Aaa	12,006,901
13,000,000		FHLMC	4.375	11/16/07	Aaa	12,892,645
23,530,000		FHLMC	4.625	06/01/07	Aaa	23,432,421
7,000,000		FHLMC	5.125	04/18/08	Aaa	7,012,978
4,000,000		FHLMC	5.750	06/27/16	Aa2	4,166,365
2,665,000		FHLMC	3.500	03/24/08	Aaa	2,605,601
6,500,000		FHLMC	3.600	05/22/08	Aaa	6,355,526
1,500,000		FHLMC	3.750	02/27/09	Aaa	1,453,538
1,900,000		FHLMC	4.000	08/17/07	Aaa	1,880,926
1,000,000		FHLMC	4.375	07/17/15	Aaa	958,383
18,000,000		FHLMC	4.625	02/21/08	Aaa	17,899,231
15,000,000	i	FHLMC	4.830	11/28/07	Aaa	15,000,525
20,248,000		FHLMC	5.875	03/21/11	Aa2	20,910,174
25,000,000		FHLMC	6.250	03/05/12	Aa2	25,092,460
17,100,000		FHLMC	7.000	03/15/10	Aaa	18,231,693
2,750,000		FHLMC	8.250	06/01/16	NR	3,382,830
2,750,000		Federal National Mortgage Association (FNMA)	3.375	05/15/07	Aaa	2,718,449
10,000,000		FNMA	3.660	02/25/09	Aaa	9,699,956
4,000,000		FNMA	3.750	08/15/07	Aaa	3,951,640
10,000,000		FNMA	5.250	08/01/12	Aa2	10,070,107
1,000,000	d	FNMA	6.210	08/06/38	Aaa	1,165,074
5,000,000		FNMA	4.125	01/30/12	Aaa	4,790,545
9,000,000		FNMA	4.125	06/16/08	Aaa	8,863,733
3,375,000		FNMA	4.450	04/11/08	Aaa	3,345,495
2,000,000		FNMA	5.210	03/16/09	Aaa	1,995,991
10,000,000		FNMA	5.000	09/15/08	Aaa	10,011,807
5,000,000		FNMA	5.250	06/15/08	Aaa	5,024,477
5,600,000		FNMA	5.250	09/15/16	Aaa	5,709,016
13,000,000	h	FNMA	5.000	10/25/36	NR	12,492,194
4,000,000		FNMA	5.800	06/07/11	Aaa	4,010,931

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 5,000,000		FNMA	6.470%	09/25/12	Aaa	$5,375,950
2,000,000		FNMA	6.625	11/15/10	Aaa	2,126,921
38,750,000		FNMA	7.125	06/15/10	Aaa	41,640,421
6,000,000		Private Export Funding Corp	4.550	05/15/15	Aaa	5,782,048
1,000,000		Private Export Funding Corp	5.870	07/31/08	Aaa	1,015,403
1,550,000	g	Private Export Funding Corp	7.170	05/15/07	Aaa	1,567,444
4,000,000		Private Export Funding Corp	4.950	11/15/15	Aaa	3,961,063
1,687,500		Totem Ocean Trailer Express, Inc	4.514	12/18/19	NR	1,630,884
		TOTAL AGENCY SECURITIES				339,494,188

FOREIGN GOVERNMENT BONDS - 2.91%
500,000		African Development Bank	3.250	08/01/08	Aaa	485,280
1,500,000		Asian Development Bank/Pasig	4.125	09/15/10	Aaa	1,462,042
2,500,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	2,495,057
410,000		Chile Government International Bond	5.500	01/15/13	A2	413,173
1,650,000		China Development Bank	5.000	10/15/15	A2	1,599,675
900,000		Development Bank of Japan	4.250	06/09/15	Aaa	843,078
3,250,000		Eksportfinans A/S	5.500	05/25/16	Aaa	3,349,981
900,000		European Investment Bank	4.875	02/15/36	Aaa	861,116
500,000		European Investment Bank	5.250	06/15/11	NR	507,645
2,500,000	g	Federal Republic of Germany	3.875	06/01/10	NR	2,429,738
3,000,000		International Finance Corp	5.125	05/02/11	Aaa	3,034,046
2,000,000		Italy Government International Bond	5.250	09/20/16	NR	2,019,821
410,000		Korea Development Bank	5.750	09/10/13	A3	419,721
1,000,000		Kreditanstalt fuer Wiederaufbau	5.250	05/19/09	Aaa	1,009,532
1,200,000		Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	1,216,816
3,150,000		Mexico Government International Bond	5.625	01/15/17	Baa1	3,121,492
966,000		Mexico Government International Bond	5.875	01/15/14	Baa1	987,310
242,000		Mexico Government International Bond	6.375	01/16/13	Baa1	254,124
2,450,000		Mexico Government International Bond	6.750	09/27/34	Baa1	2,603,517
2,000,000		Oesterreichische Kontrollbank AG.	4.875	02/16/16	Aaa	1,987,032
5,000,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	4,930,170
1,500,000		Province of Ontario	4.750	01/19/16	Aa2	1,465,564
2,500,000		Province of Ontario	2.650	12/15/06	Aa2	2,487,460
550,000		Province of Ontario	5.500	10/01/08	Aa2	555,175
5,300,000		Province of Quebec Canada	5.000	03/01/16	Aa3	5,244,309
1,380,000		Province of Quebec Canada	7.500	09/15/29	Aa3	1,760,407
2,000,000		Province of Saskatchewan Canada	8.000	02/01/13	Aa2	2,314,848
		TOTAL FOREIGN GOVERNMENT BONDS				49,858,129

MORTGAGE BACKED SECURITIES - 31.07%
4,710,883		Fannie Mae Benchmark REMIC	6.000	06/25/16		4,740,313
2,809,058		Federal Home Loan Mortgage Corp (FHLMC)	4.500	09/15/35		2,695,180
3,000,000		FHLMC	5.000	06/15/29		2,955,705
6,000,000		FHLMC	5.000	06/15/31		5,856,078
214,015		FHLMC	6.000	04/15/30		213,649
1,590,539		FHLMC	6.000	12/15/30		1,602,095
1,500,000		FHLMC	5.500	05/15/33		1,479,230
24,774		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	03/01/29		25,394
100,922		FGLMC	7.000	10/01/20		104,352
84,621		FGLMC	7.500	01/01/16		88,135
10,225		FGLMC	7.500	06/01/16		10,663
6,472		FGLMC	7.500	05/01/16		6,741

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 64,840		FGLMC	6.500%	07/01/29		$66,451
26,455		FGLMC	7.000	10/01/31		27,234
158,659	d	FGLMC	6.500	01/01/29		162,627
171,422	d	FGLMC	6.500	09/01/31		175,320
200,526		FGLMC	8.000	09/01/31		210,740
31,950		FGLMC	8.000	01/01/31		33,592
1,518,750		FGLMC	7.000	12/01/31		1,564,681
11,247		FGLMC	6.500	10/01/28		11,529
4,542,886		FGLMC	4.500	01/01/19		4,382,955
8,092,747		FGLMC	4.500	04/01/35		7,580,501
4,635,279		FGLMC	4.500	09/01/18		4,478,440
10,221,214		FGLMC	5.000	01/01/34		9,863,482
6,428,014		FGLMC	5.000	09/01/33		6,203,040
1,816,058		FGLMC	5.000	10/01/35		1,747,577
3,378,052		FGLMC	5.500	09/01/33		3,340,951
2,587,862		FGLMC	5.500	09/01/33		2,559,440
3,031,394		FGLMC	5.500	09/01/33		2,998,100
3,764,374		FGLMC	5.500	10/01/33		3,723,030
12,172,712		FGLMC	5.500	12/01/33		12,046,724
1,737,749		FGLMC	5.500	12/01/34		1,717,133
2,210,980		FGLMC	7.000	01/01/36		2,271,950
8,048,402		FGLMC	4.500	05/01/19		7,765,059
6,054,963		FGLMC	5.000	05/01/20		5,950,152
5,153,458		FGLMC	5.000	11/01/35		4,959,127
1,869,623		FGLMC	6.000	01/01/36		1,879,414
1,825,746		FGLMC	6.000	03/01/33		1,840,485
1,013,127		FGLMC	6.000	03/01/33		1,020,517
5,857,531		FGLMC	6.000	03/01/33		5,904,819
14,851,281		FGLMC	4.500	06/01/21		14,312,135
3,986,032		FGLMC	6.000	05/01/35		4,007,932
3,062,669		FGLMC	6.000	07/01/35		3,079,496
2,266,192		FGLMC	6.000	08/01/35		2,278,643
1,503,146		FGLMC	6.500	05/01/36		1,531,218
2,213,754		Federal National Mortgage Association (FNMA)	4.500	08/01/33		2,075,780
3,853,359		FNMA	4.500	10/01/33		3,613,195
6,822,342		FNMA	4.640	11/01/14		6,600,111
3,637,586		FNMA	4.736	10/01/13		3,546,817
3,317,710		FNMA	4.777	02/01/14		3,247,661
767,363		FNMA	5.000	02/01/33		739,959
760,779		FNMA	5.000	03/01/34		733,611
1,029,369		FNMA	5.000	03/01/34		992,609
679,327		FNMA	5.000	03/01/34		655,067
2,062,428		FNMA	5.000	03/01/34		1,988,775
2,866,232		FNMA	4.440	07/01/13		2,757,252
5,827,955		FNMA	5.000	04/01/34		5,611,616
1,800,201		FNMA	5.000	08/01/33		1,735,913
2,071,822		FNMA	5.000	10/01/33		1,997,834
2,081,338		FNMA	5.000	10/01/33		2,007,010
6,438,382	d	FNMA	5.000	11/01/18		6,344,143
8,407,048		FNMA	5.000	11/01/33		8,106,816
1,775,627		FNMA	5.500	01/01/35		1,752,716
1,202,482		FNMA	5.500	02/01/24		1,196,716
687,205		FNMA	5.500	04/01/18		688,396

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 206,013		FNMA	5.500%	05/01/18		$206,371
699,539		FNMA	5.500	07/01/24		695,563
1,474,271		FNMA	5.500	09/01/33		1,456,549
1,933,141		FNMA	5.500	09/01/33		1,909,903
4,849,301		FNMA	5.500	10/01/33		4,791,008
7,628,491	d	FNMA	5.500	10/01/33		7,536,790
5,043,770		FNMA	5.500	10/01/35		4,971,589
32,000,000	h	FNMA	5.500	10/25/36		31,520,000
5,656,636	d	FNMA	5.500	12/01/33		5,588,638
4,246,888		FNMA	6.000	05/01/35		4,267,554
40,000,000	h	FNMA	6.000	10/25/36		40,175,000
3,000,000	h	FNMA	6.500	10/25/36		3,054,375
300,612		FNMA	7.500	06/01/35		310,652
17,893		FNMA	7.500	07/01/29		18,571
117,294		FNMA	6.500	10/01/16		119,915
281,167		FNMA	6.000	01/01/32		283,513
11,291		FNMA	7.500	05/01/31		11,691
24,683		FNMA	6.500	09/01/31		25,238
908,333	d	FNMA	6.500	11/01/16		928,627
5,323		FNMA	7.500	02/01/31		5,512
18,617		FNMA	6.500	10/01/31		19,036
6,521		FNMA	6.500	07/01/14		6,667
3,829		FNMA	7.500	07/01/29		3,975
52,336		FNMA	6.500	12/01/13		53,513
13,829		FNMA	6.500	04/01/29		14,170
36,400		FNMA	6.000	06/01/14		36,959
148,816		FNMA	6.500	11/01/31		152,158
6,176		FNMA	8.000	07/01/24		6,532
420,748		FNMA	6.000	01/01/19		427,682
25,547		FNMA	7.500	03/01/31		26,452
630,195	d	FNMA	6.500	04/01/17		644,258
67,017		FNMA	6.000	09/01/13		67,774
3,510		FNMA	7.500	01/01/29		3,646
686,410		FNMA	4.500	05/01/19		663,200
2,848,759		FNMA	4.500	10/01/18		2,757,044
13,322,847		FNMA	4.810	03/01/16		13,111,990
4,365,099		FNMA	5.000	02/01/33		4,210,680
1,370,368		FNMA	5.000	02/01/36		1,311,014
817,931		FNMA	5.000	02/01/36		782,504
8,788,151		FNMA	5.000	03/01/25		8,531,230
8,673,402		FNMA	5.000	05/01/36		8,297,736
131,810		FNMA	5.000	06/01/13		131,126
18,998,001		FNMA	5.000	10/01/25		18,442,595
4,532,771		FNMA	5.000	10/01/35		4,358,336
1,380,160		FNMA	5.000	11/01/23		1,342,652
1,535,896		FNMA	5.000	11/01/35		1,469,373
6,313,411		FNMA	5.500	04/01/35		6,223,061
5,918,496		FNMA	5.500	04/01/36		5,800,866
1,992,965		FNMA	5.500	05/01/35		1,964,444
3,177,569		FNMA	5.500	09/01/34		3,136,569
13,333,663		FNMA	5.500	09/01/34		13,161,620
1,010,386		FNMA	5.500	12/01/35		995,927
8,867,023		FNMA	6.000	02/01/34		8,927,399

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 10,105,481		FNMA	6.000%	03/01/36		$10,152,087
10,055,430	d	FNMA	6.000	06/01/36		10,101,806
989,686		FNMA	6.000	06/01/36		994,251
1,737,369		FNMA	6.000	11/01/34		1,748,047
5,422,923		FNMA	6.000	12/01/35		5,449,311
6,183,212		FNMA	6.500	02/01/36		6,297,695
5,083,627		FNMA	6.500	04/01/36		5,176,973
3,410,286		FNMA	6.500	04/01/36		3,472,907
4,000,000		FNMA	4.500	03/25/33		3,855,020
16,813,858		FNMA	5.000	02/25/35		16,540,852
1,500,000		FNMA	5.500	08/25/33		1,486,773
600,000		FNMA	5.500	10/25/34		587,905
9,481,645		FNMA	5.500	11/01/35		9,345,954
8,894,986		FNMA	6.000	03/01/36		8,897,210
4,297,227		Government National Mortgage Association (GNMA)	5.500	09/15/33		4,272,738
4,680		GNMA	6.500	03/15/33		4,806
12,871,371		GNMA	5.000	03/20/35		12,451,791
1,864,790		GNMA	5.500	02/20/35		1,846,712
93,969		GNMA	7.500	02/15/32		97,773
57,138		GNMA	8.500	10/20/30		61,088
5,108,789		GNMA	5.500	02/20/36		5,058,718
12,959,209		GNMA	5.500	05/20/35		12,833,570
5,771		GNMA	8.500	07/15/30		6,194
16,873		GNMA	6.500	05/15/28		17,358
21,042		GNMA	6.500	09/15/28		21,646
4,232		GNMA	7.000	06/15/28		4,371
696		GNMA	7.000	01/15/28		720
5,130		GNMA	7.000	02/15/28		5,299
93,823		GNMA	6.500	09/15/28		96,514
10,573		GNMA	7.500	11/15/28		11,016
2,230		GNMA	7.000	06/15/28		2,304
49,637		GNMA	6.500	11/15/28		51,062
12,662		GNMA	7.000	06/20/31		13,031
22,728		GNMA	6.500	07/15/31		23,353
8,036		GNMA	8.500	12/15/30		8,624
3,145		GNMA	8.500	07/15/30		3,376
51,077		GNMA	8.500	10/15/30		54,813
55,345		GNMA	7.000	07/15/31		57,164
40,883		GNMA	7.000	07/15/31		42,227
23,110		GNMA	7.500	07/15/29		24,067
		TOTAL MORTGAGE BACKED SECURITIES				532,000,399

MUNICIPAL BONDS - 0.06%
1,000,000		Charlotte-Mecklenburg Hospital Authority	5.000	08/01/15	Aaa	981,910
		TOTAL MUNICIPAL BONDS				981,910

U.S. TREASURY SECURITIES - 12.06%
1,825,000		United States Treasury Bond	5.375	02/15/31		1,972,314
18,470,000		United States Treasury Bond	4.500	02/15/36		17,708,112
4,495,079	k	United States Treasury Inflation Indexed Bonds	3.375	01/15/07		4,457,051
3,722,190	k	United States Treasury Inflation Indexed Bonds	3.875	01/15/09		3,829,798
2,148,168	k	United States Treasury Inflation Indexed Bonds	0.875	04/15/10		2,036,743
690,000		United States Treasury Note	4.625	08/31/11		690,876

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 4,000,000		United States Treasury Note	3.125%	09/15/08		$3,884,360
5,000,000		United States Treasury Note	4.875	04/30/08		5,007,250
11,920,000		United States Treasury Note	4.875	07/31/11		12,060,657
3,520,000		United States Treasury Note	4.875	08/15/16		3,587,091
23,315,000		United States Treasury Note	5.000	07/31/08		23,424,115
8,000,000		United States Treasury Note	5.125	06/30/08		8,051,200
89,516,000		United States Treasury Note	8.000	11/15/21		119,791,205
		TOTAL U.S. TREASURY SECURITIES				206,500,772

		TOTAL GOVERNMENT BONDS				1,128,835,398
		(Cost $1,136,016,406)

		TOTAL BONDS				1,670,981,894
		(Cost $1,678,300,097)

PREFERRED STOCK - 0.07%
44,000		Bank of America Corp				1,122,880
		(Cost $1,100,000)				1,122,880

SHORT-TERM INVESTMENTS - 6.49%
COMMERICAL PAPER - 2.18%
3,010,000	c,d	Govco, Inc	5.290	11/15/06		2,990,572
5,000,000	c	Greyhawk Funding LLC	5.250	10/04/06		4,998,508
4,420,000	c,d	Kitty Hawk Funding Corp	5.260	10/10/06		4,414,731
5,000,000	c	Park Avenue Receivables Corp	5.260	10/05/06		4,997,754
5,000,000	c,d	Sheffield Receivables Corp	5.260	10/20/06		4,986,712
5,000,000		Societe Generale North America, Inc	5.240	10/02/06		5,000,000
5,000,000	d	Toyota Motor Credit Corp	5.220	10/26/06		4,982,533
5,000,000	d	UBS Finance, (Delaware), Inc	5.370	10/11/06		4,993,419
		TOTAL COMMERICAL PAPER				37,364,229

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 4.31%
19,410,000		Federal Home Loan Bank (FHLB)	4.750	10/02/06		19,410,000
15,450,000		Federal Home Loan Bank (FHLB)	5.115	10/11/06		15,430,456
16,306,000		Federal Home Loan Mortgage Corp (FHLMC)	5.130	10/17/06		16,271,627
22,650,000	d	Federal Home Loan Mortgage Corp (FHLMC)	5.150	10/03/06		22,646,806
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES				73,758,889
		TOTAL SHORT-TERM INVESTMENTS				111,123,118
		(Cost $111,107,027)

		TOTAL PORTFOLIO - 104.15%				1,783,227,892
		(Cost $1,790,507,124)

		OTHER ASSETS & LIABILITIES, NET - (4.15)%				(71,078,639)

		NET ASSETS - 100.00%				$1,712,149,253

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Fund

+	As provided by Moody's Investors Service (Unaudited).
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2006, the value of these securities amounted to $45,204,346 or 2.64% of net assets.
h	These securities were purchased on a delayed delivery basis.
i	Floating rate or variable rate securities reflects the rate at September 30, 2006.
k	Principal amount for interest accrual purposes is periodically adjusted basedon changes in the Consumer Price Index.
v	Security valued at fair value.

ABBREVIATION:
NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Plus Fund II

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
BOND PLUS FUND II
STATEMENT OF INVESTMENTS
September 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

BONDS - 96.38%

CORPORATE BONDS - 33.54%

AMUSEMENT AND RECREATION SERVICES - 0.08%
$ 50,000		Harrah's Operating Co, Inc	6.500%	06/01/16	Baa3	$49,496
		TOTAL AMUSEMENT AND RECREATION SERVICES				49,496

ASSET BACKED - 7.23%
460,892	i	CIT Group Home Equity Loan Trust Series 2002-2 (Class MF2)	6.390	12/25/30	A3	461,110
500,000		Household Automotive Trust Series 2006-2 (Class A3)	5.610	08/17/11	Aaa	505,496
96,209	g	Long Beach Asset Holdings Corp Series 2006-4 (Class N1)	5.877	06/25/46	NR	95,968
84,563	g,v	Long Beach Asset Holdings Corp Series 2006-6 (Class N1)	6.072	09/25/46	NR	84,563
422,463	g	Marriott Vacation Club Owner Trust Series 2006-1A (Class A)	5.737	04/20/28	Aaa	428,295
500,000	g,v	New York City Tax Lien Series 2006-AA (Class A)	5.930	07/01/36	Aaa	499,947
500,000	i,v	Renaissance Home Equity Loan Trust Series 2006-3 (Class AF3)	5.586	11/25/36	Aaa	501,719
1,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-H12 (Class A3)	5.790	02/25/36		1,007,012
500,000	i	Saxon Asset Securities Trust Series 2002-2 (Class AF6)	5.620	11/25/30	Aaa	498,154
425,498	g,v	Sierra Receivables Funding Co Series 2006-1A (Class A1)	5.840	05/20/18	Aaa	430,937
		TOTAL ASSET BACKED				4,513,201

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.28%
150,000		Home Depot, Inc	5.400	03/01/16	Aa3	148,884
25,000		Lowe's Cos, Inc	8.250	06/01/10	A1	27,491
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				176,375

CHEMICALS AND ALLIED PRODUCTS - 0.44%
100,000		Abbott Laboratories	5.600	05/15/11	A1	101,803
50,000		Lubrizol Corp	4.625	10/01/09	Baa3	48,584
50,000		Lubrizol Corp	5.500	10/01/14	Baa3	48,641
75,000		Procter & Gamble Co	4.950	08/15/14	Aa3	73,647
		TOTAL CHEMICALS AND ALLIED PRODUCTS				272,675

COMMUNICATIONS - 1.95%
25,000		America Movil S.A. de C.V.	6.375	03/01/35	A3	23,875
50,000		AT&T, Inc	5.100	09/15/14	A2	48,189
25,000		AT&T, Inc	6.150	09/15/34	A2	24,279
75,000		Comcast Cable Communications Holdings, Inc	8.375	03/15/13	Baa2	85,526
25,000		Comcast Corp	5.650	06/15/35	Baa2	22,663
100,000		Comcast Corp	6.500	01/15/17	Baa2	104,319
50,000		Comcast Corp	6.500	11/15/35	Baa2	50,244
50,000		COX Communications, Inc	5.450	12/15/14	Baa3	48,260
25,000		Deutsche Telekom International Finance BV	8.250	06/15/30	A3	30,593
25,000		France Telecom S.A.	7.750	03/01/11	A3	27,398
25,000		New Cingular Wireless Services, Inc	7.875	03/01/11	Baa1	27,375
25,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa1	32,050

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Plus Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 50,000		Rogers Cable, Inc	6.750%	03/15/15	Ba2	$50,500
50,000		Rogers Wireless, Inc	7.500	03/15/15	Ba2	53,375
175,000		Sprint Capital Corp	8.375	03/15/12	Baa3	195,970
25,000		Telecom Italia Capital S.A.	5.250	11/15/13	Baa2	23,714
50,000		Telecom Italia Capital S.A.	6.375	11/15/33	Baa2	46,842
25,000		Verizon Global Funding Corp	5.850	09/15/35	A3	23,504
25,000		Verizon Global Funding Corp	7.375	09/01/12	A3	27,376
200,000		Verizon New Jersey, Inc	5.875	01/17/12	A3	201,728
25,000		Verizon Virginia, Inc	4.625	03/15/13	Baa1	23,307
50,000	g	Viacom, Inc	6.875	04/30/36	Baa3	49,453
		TOTAL COMMUNICATIONS				1,220,540

DEPOSITORY INSTITUTIONS - 4.34%
50,000		Bank of America Corp	4.875	01/15/13	Aa2	48,920
100,000		Bank of America Corp	5.375	08/15/11	Aa2	100,888
100,000		Bank of America Corp	5.750	08/15/16	Aa3	101,789
25,000		Bank of America Corp	6.250	04/15/12	Aa2	26,206
25,000		Bank One Corp	5.250	01/30/13	A1	24,837
25,000		Bank One Corp	5.900	11/15/11	A1	25,680
100,000		Branch Banking & Trust Co	5.625	09/15/16	Aa3	101,238
25,000		Capital One Bank	5.125	02/15/14	A3	24,346
50,000		Citigroup, Inc	5.100	09/29/11	Aa1	49,880
250,000		Citigroup, Inc	5.125	05/05/14	Aa1	246,950
50,000		Citigroup, Inc	5.850	12/11/34	Aa1	50,535
25,000		FIA Card Services NA	5.375	01/15/08	Aa1	25,046
50,000		Inter-American Development Bank	5.125	09/13/16	Aaa	50,673
50,000		JPMorgan Chase & Co	7.875	06/15/10	A1	54,371
25,000		JPMorgan Chase & Co	4.500	01/15/12	Aa3	24,181
100,000		Mellon Funding Corp	6.400	05/14/11	A2	104,886
50,000		National City Bank of Indiana	4.875	07/20/07	Aa3	49,758
25,000	g,i	Rabobank Capital Funding Trust	5.254	12/30/49	Aa2	24,131
50,000		Regions Financial Corp	6.375	05/15/12	A2	52,543
100,000		Union Bank of California NA	5.950	05/11/16	A2	102,855
50,000		US Bank NA	5.700	12/15/08	Aa2	50,521
75,000	i	Wachovia Bank NA	4.800	11/01/14	Aa3	71,883
25,000	i	Wachovia Capital Trust III	5.800	12/30/49	A2	25,068
75,000		Wachovia Corp	5.250	08/01/14	A1	74,088
100,000		Washington Mutual, Inc	5.500	08/24/11	A3	100,483
1,000,000		Wells Fargo & Co	5.300	08/26/11	Aa1	1,005,739
100,000		Wells Fargo Bank NA	4.750	02/09/15	Aa1	95,788
		TOTAL DEPOSITORY INSTITUTIONS				2,713,283

ELECTRIC, GAS, AND SANITARY SERVICES - 2.13%
50,000		Atmos Energy Corp	4.000	10/15/09	Baa3	48,065
190,000		Carolina Power & Light Co	5.125	09/15/13	A3	185,584
25,000		Carolina Power & Light Co	5.700	04/01/35	A3	24,260
50,000		CenterPoint Energy Resources Corp	7.875	04/01/13	Baa3	55,605
25,000		Consolidated Edison Co of New York	5.500	09/15/16	A1	25,092
25,000		Consolidated Natural Gas Co	5.000	12/01/14	Baa1	23,960
75,000		Consolidated Natural Gas Co	6.250	11/01/11	Baa1	77,780
25,000		Consumers Energy Co	4.400	08/15/09	Baa2	24,332
100,000		FirstEnergy Corp	6.450	11/15/11	Baa3	104,206
50,000		Florida Power & Light Co	4.850	02/01/13	Aa3	48,979

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Plus Fund II

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE
$ 50,000	Florida Power Corp	4.500%	06/01/10	A2	$48,526
50,000	National Rural Utilities Cooperative Finance Corp	5.750	08/28/09	A2	50,801
200,000	Northern States Power Co	6.250	06/01/36	A2	212,298
50,000	ONEOK Partners Lp	5.900	04/01/12	Baa2	50,196
100,000	Pacific Gas & Electric Co	4.200	03/01/11	Baa1	95,734
25,000	Public Service Co of Colorado	5.500	04/01/14	A3	25,135
50,000	Puget Sound Energy, Inc	6.274	03/15/37	Baa2	50,973
25,000	Southern California Edison Co	5.350	07/15/35	A2	23,327
50,000	Texas Eastern Transmission Lp	5.250	07/15/07	Baa1	49,811
25,000	Virginia Electric and Power Co	4.750	03/01/13	Baa1	23,890
25,000	Waste Management, Inc	7.750	05/15/32	Baa3	29,896
50,000	Westar Energy, Inc	6.000	07/01/14	Baa2	51,297
	TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				1,329,747

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.20%
100,000	Cisco Systems, Inc	5.250	02/22/11	A1	100,480
25,000	Cisco Systems, Inc	5.500	02/22/16	A1	25,160
	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				125,640

FABRICATED METAL PRODUCTS - 0.08%
25,000	Fortune Brands, Inc	5.125	01/15/11	Baa2	24,509
25,000	Fortune Brands, Inc	4.875	12/01/13	Baa2	23,613
	TOTAL FABRICATED METAL PRODUCTS				48,122

FOOD AND KINDRED PRODUCTS - 0.44%
25,000	Anheuser-Busch Cos, Inc	4.700	04/15/12	A1	24,379
25,000	Bottling Group LLC	4.625	11/15/12	Aa3	24,187
50,000	Coors Brewing Co	6.375	05/15/12	Baa2	51,986
100,000	Diageo Capital plc	5.125	01/30/12	A3	98,999
50,000	Kraft Foods, Inc	6.500	11/01/31	A3	54,023
25,000	WM Wrigley Jr Co	4.650	07/15/15	A1	23,764
	TOTAL FOOD AND KINDRED PRODUCTS				277,338

FOOD STORES - 0.16%
50,000	Kroger Co	6.800	04/01/11	Baa2	52,287
50,000	Safeway, Inc	4.125	11/01/08	Baa2	48,703
	TOTAL FOOD STORES				100,990

GENERAL BUILDING CONTRACTORS - 0.27%
75,000	Centex Corp	5.250	06/15/15	Baa2	70,008
50,000	Centex Corp	6.500	05/01/16	Baa2	50,523
50,000	DR Horton, Inc	6.500	04/15/16	Baa3	49,021
	TOTAL GENERAL BUILDING CONTRACTORS				169,552

GENERAL MERCHANDISE STORES - 0.36%
100,000	Target Corp	5.875	07/15/16	A1	103,553
50,000	Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	48,343
75,000	Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	72,234
	TOTAL GENERAL MERCHANDISE STORES				224,130

HOLDING AND OTHER INVESTMENT OFFICES - 0.28%
25,000	Archstone-Smith Trust	5.750	03/15/16	Baa1	25,069

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Plus Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 25,000		Colonial Properties Trust	6.250%	06/15/14	Baa3	$25,530
50,000		iStar Financial, Inc	5.150	03/01/12	Baa2	48,748
25,000		iStar Financial, Inc	5.700	03/01/14	Baa2	24,854
50,000		Simon Property Group Lp	5.600	09/01/11	Baa1	50,285
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				174,486

INSTRUMENTS AND RELATED PRODUCTS - 0.11%
25,000		Johnson & Johnson	3.800	05/15/13	Aaa	23,310
25,000		Medtronic, Inc	4.750	09/15/15	A1	23,787
25,000		Thermo Electron Corp	5.000	06/01/15	Baa1	23,518
		TOTAL INSTRUMENTS AND RELATED PRODUCTS				70,615

INSURANCE CARRIERS - 0.75%
50,000		Aetna, Inc	6.625	06/15/36	A3	52,778
25,000		Allstate Corp	5.000	08/15/14	A1	24,315
50,000		American International Group, Inc	5.050	10/01/15	Aa2	48,587
25,000	i	ING Groep NV	5.775	12/30/49	A2	24,637
25,000	g	Liberty Mutual Group, Inc	6.500	03/15/35	Baa3	23,849
50,000		Metlife, Inc	5.000	06/15/15	A2	48,347
25,000		Metlife, Inc	5.700	06/15/35	A2	24,103
150,000		UnitedHealth Group, Inc	5.250	03/15/11	A3	149,555
50,000		WellPoint, Inc	5.000	01/15/11	Baa1	49,361
25,000		WellPoint, Inc	5.850	01/15/36	Baa1	24,143
		TOTAL INSURANCE CARRIERS				469,675

METAL MINING - 0.08%
25,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	23,842
25,000	g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	23,589
		TOTAL METAL MINING				47,431

MISCELLANEOUS RETAIL - 0.08%
50,000		CVS Corp	6.125	08/15/16	Baa2	51,123
		TOTAL MISCELLANEOUS RETAIL				51,123

MOTION PICTURES - 0.61%
25,000		Historic TW, Inc	6.625	05/15/29	Baa2	24,890
125,000		News America, Inc	6.200	12/15/34	Baa2	119,669
125,000		Time Warner, Inc	6.875	05/01/12	Baa2	131,861
100,000		Walt Disney Co	5.700	07/15/11	A3	101,854
		TOTAL MOTION PICTURES				378,274

NONDEPOSITORY INSTITUTIONS - 3.91%
50,000	g	American Honda Finance Corp	5.125	12/15/10	A1	49,880
50,000	g,i	BOI Capital Funding No. 2 Lp	5.571	12/30/49	A2	48,229
50,000		Capital One Financial Corp	5.700	09/15/11	Baa1	50,416
50,000		Capital One Financial Corp	5.500	06/01/15	Baa1	49,046
50,000		Capital One Financial Corp	6.150	09/01/16	Baa2	50,582
50,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	47,948
75,000		CIT Group Funding Co of Canada	4.650	07/01/10	A2	73,377
25,000		CIT Group, Inc	5.125	09/30/14	A2	24,240
100,000		Ford Motor Credit Co	9.875	08/10/11	B1	103,481
500,000		General Electric Capital Corp	6.000	06/15/12	Aaa	519,360
25,000	g,i	HSBC Capital Funding Lp	4.610	12/30/49	A1	23,175

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Plus Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 150,000		HSBC Finance Corp	5.250%	01/14/11	Aa3	$149,959
500,000		HSBC Finance Corp	5.700	06/01/11	Aa3	508,855
50,000		HSBC Finance Corp	5.250	04/15/15	Aa3	49,251
125,000		HSBC Finance Corp	5.500	01/19/16	Aa3	124,975
25,000		John Deere Capital Corp	7.000	03/15/12	A3	26,853
25,000		MBNA Corp	6.125	03/01/13	Aa2	26,037
100,000		MBNA Corp	5.000	06/15/15	Aa2	97,029
50,000		Residential Capital Corp	6.125	11/21/08	Baa3	50,199
100,000		Residential Capital Corp	6.500	04/17/13	Baa3	101,689
250,000		SLM Corp	4.000	01/15/10	A2	240,912
25,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	23,961
		TOTAL NONDEPOSITORY INSTITUTIONS				2,439,454

OIL AND GAS EXTRACTION - 0.87%
100,000		Anadarko Petroleum Corp	5.950	09/15/16	Baa2	101,184
50,000		BJ Services Co	5.750	06/01/11	Baa1	50,453
50,000		Burlington Resources Finance Co	6.400	08/15/11	A2	52,524
25,000		Burlington Resources Finance Co	7.200	08/15/31	A2	29,532
100,000		Chesapeake Energy Corp	6.500	08/15/17	Ba2	93,750
25,000		Nexen, Inc	5.050	11/20/13	Baa2	24,296
75,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	74,140
25,000		PC Financial Partnership	5.000	11/15/14	Baa2	23,808
25,000		Pemex Project Funding Master Trust	5.750	12/15/15	Baa1	24,369
50,000		Petro-Canada	5.950	05/15/35	Baa2	47,613
25,000		XTO Energy, Inc	6.100	04/01/36	Baa2	24,757
		TOTAL OIL AND GAS EXTRACTION				546,426

OTHER MORTGAGE BACKED SECURITIES - 5.72%
80,000		Banc of America Commercial Mortgage, Inc Series 2006-4 (Class A4)	5.634	07/10/46	Aaa	81,618
50,000	h,v	Banc of America Commercial Mortgage, Inc Series 2006-5 (Class A4)	5.460	09/10/16		50,252
190,207		Banc of America Mortgage Securities Series 2006-1 (Class A8)	6.000	05/01/36	Aaa	190,941
175,000		Bear Stearns Commercial Mortgage Securities Series 2006-PW13 (Class A4)	5.540	09/11/41		177,407
1,150,000	i	Bear Stearns Commercial Mortgage Securities Series 2006-T22 (Class A4)	5.634	04/12/38		1,169,950
300,000		Citicorp Mortgage Securities, Inc Series 2005-4 (Class 1A7)	5.500	07/25/35	Aa1	290,763
400,000		Countrywide Alternative Loan Trust Series 2005-42CB (Class A12)	5.500	10/25/35		384,757
50,000	i	Credit Suisse Mortgage Capital Certificates Series 2006-C2 (Class A3)	5.848	03/15/39		51,338
100,000		Credit Suisse Mortgage Capital Certificates Series 2006-C4 (Class A3)	5.467	09/15/39		100,781
100,000	i	LB-UBS Commercial Mortgage Trust Series 2006-C4 (Class A4)	6.098	06/15/38	Aaa	104,626
75,000	i	Merrill Lynch Mortgage Trust Series 2006-C1 (Class A4)	5.844	05/12/39	NR	77,140
200,000		Morgan Stanley Capital I Series 2005-HQ5 (Class A2)	4.809	01/14/42	NR	198,168
100,000	i	Morgan Stanley Capital I Series 2006-HQ9 (Class A4)	5.731	07/12/44	NR	102,713
100,000	i	Morgan Stanley Capital I Series 2006-T23 (Class A4)	5.983	08/12/41	NR	104,005
250,000		Residential Accredit Loans, Inc Series 2005-QS6 (Class A7)	5.750	05/25/35	Aa1	245,754
250,000		Residential Accredit Loans, Inc Series 2005-QS7 (Class A6)	5.500	06/25/35	Aa1	242,485
		TOTAL OTHER MORTGAGE BACKED SECURITIES				3,572,698

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Plus Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
PETROLEUM AND COAL PRODUCTS - 0.17%
$ 100,000		Conoco Funding Co	6.350%	10/15/11	A1	$105,151
		TOTAL PETROLEUM AND COAL PRODUCTS				105,151

PIPELINES, EXCEPT NATURAL GAS - 0.43%
25,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	24,638
50,000		Enterprise Products Operating Lp	4.950	06/01/10	Baa3	48,940
25,000		Enterprise Products Operating Lp	5.600	10/15/14	Baa3	24,475
50,000		Plains All American Pipeline Lp	4.750	08/15/09	Baa3	48,961
50,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	49,507
50,000		TransCanada Corp	5.850	03/15/36	A2	49,776
25,000		TransCanada Pipelines Ltd	4.000	06/15/13	A2	23,102
		TOTAL PIPELINES, EXCEPT NATURAL GAS				269,399

PRIMARY METAL INDUSTRIES - 0.16%
50,000		Alcan, Inc	5.000	06/01/15	Baa1	47,722
25,000		Alcan, Inc	5.750	06/01/35	Baa1	23,588
25,000		Alcoa, Inc	6.000	01/15/12	A2	25,662
		TOTAL PRIMARY METAL INDUSTRIES				96,972

RAILROAD TRANSPORTATION - 0.29%
25,000		Burlington Northern Santa Fe Corp	6.750	07/15/11	Baa1	26,475
50,000		Canadian National Railway Co	4.400	03/15/13	A3	47,456
50,000		Canadian National Railway Co	6.200	06/01/36	A3	53,389
50,000		Union Pacific Corp	6.500	04/15/12	Baa2	52,622
		TOTAL RAILROAD TRANSPORTATION				179,942

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.04%
25,000	g	Sealed Air Corp	5.375	04/15/08	Baa3	24,964
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				24,964

SECURITY AND COMMODITY BROKERS - 1.41%
25,000		Bear Stearns Cos, Inc	5.700	11/15/14	A1	25,352
100,000		Credit Suisse USA, Inc	5.500	08/16/11	Aa3	100,907
25,000		Goldman Sachs Group Lp	4.500	06/15/10	Aa3	24,370
100,000		Goldman Sachs Group, Inc	6.600	01/15/12	Aa3	105,611
25,000		Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	24,915
50,000		Goldman Sachs Group, Inc	6.450	05/01/36	A1	51,119
75,000		Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	79,371
75,000		Lehman Brothers Holdings, Inc	5.500	04/04/16	A1	74,662
25,000		Merrill Lynch & Co, Inc	5.770	07/25/11	Aa3	25,497
25,000		Merrill Lynch & Co, Inc	5.000	02/03/14	Aa3	24,338
100,000		Merrill Lynch & Co, Inc	6.220	09/15/26	A1	102,043
125,000		Morgan Stanley	3.625	04/01/08	Aa3	122,159
125,000		Morgan Stanley	4.750	04/01/14	A1	118,995
		TOTAL SECURITY AND COMMODITY BROKERS				879,339

STONE, CLAY, AND GLASS PRODUCTS - 0.04%
25,000		CRH America, Inc	6.400	10/15/33	Baa1	24,614
		TOTAL STONE, CLAY, AND GLASS PRODUCTS				24,614

TRANSPORTATION BY AIR - 0.08%
50,000		FedEx Corp	5.500	08/15/09	Baa2	50,222
		TOTAL TRANSPORTATION BY AIR				50,222

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Plus Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

TRANSPORTATION EQUIPMENT - 0.55%
$ 50,000		Boeing Capital Corp	5.800%	01/15/13	A2	$51,502
25,000		DaimlerChrysler NA Holding Corp	6.500	11/15/13	Baa1	25,624
25,000		General Dynamics Corp	3.000	05/15/08	A2	24,135
50,000	g	Lockheed Martin Corp	6.150	09/01/36	Baa1	52,601
25,000		Northrop Grumman Corp	7.750	02/15/31	Baa2	31,194
100,000		United Technologies Corp	6.350	03/01/11	A2	104,181
50,000		United Technologies Corp	6.050	06/01/36	A2	53,293
		TOTAL TRANSPORTATION EQUIPMENT				342,530

		TOTAL CORPORATE BONDS				20,944,404
		(Cost $20,659,662)

GOVERNMENT BONDS - 62.84%

AGENCY SECURITIES - 17.21%
500,000		Federal Farm Credit Bank (FFCB)	5.375	07/18/11	Aaa	510,289
2,000,000		Federal Home Loan Bank (FHLB)	5.375	08/19/11	Aaa	2,039,553
5,000,000		Federal Home Loan Mortgage Corp (FHLMC)	5.125	10/24/07	Aaa	4,997,518
250,000		FHLMC	5.250	07/18/11	Aaa	253,568
200,000		FHLMC	5.750	06/27/16	Aa2	208,318
1,000,000		Federal National Mortgage Association (FNMA)	7.125	06/15/10	Aaa	1,074,591
1,150,000	d	FNMA	5.250	09/15/16	Aaa	1,172,387
250,000	g	Private Export Funding Corp	7.170	05/15/07	Aaa	252,814
250,000		Private Export Funding Corp	4.550	05/15/15	Aaa	240,919
		TOTAL AGENCY SECURITIES				10,749,957

FOREIGN GOVERNMENT BONDS - 4.18%
25,000		Chile Government International Bond	5.500	01/15/13	A2	25,194
100,000		Eksportfinans A/S	5.500	05/25/16	Aaa	103,076
25,000		European Investment Bank	5.250	06/15/11	NR	25,382
25,000		European Investment Bank	4.875	02/15/36	Aaa	23,920
100,000		International Finance Corp	5.125	05/02/11	Aaa	101,135
100,000		Italy Government International Bond	6.875	09/27/23	Aa2	116,614
25,000		Korea Development Bank	5.750	09/10/13	A3	25,593
25,000		Kreditanstalt fuer Wiederaufbau	5.250	05/19/09	Aaa	25,238
100,000		Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	101,401
25,000		Mexico Government International Bond	6.375	01/16/13	Baa1	26,253
100,000		Mexico Government International Bond	5.875	01/15/14	Baa1	102,206
100,000		Mexico Government International Bond	6.750	09/27/34	Baa1	106,266
50,000		Province of Ontario	4.750	01/19/16	Aa2	48,852
1,500,000		Province of Quebec Canada	5.750	02/15/09	Aa3	1,524,857
150,000		Province of Quebec Canada	5.000	03/01/16	Aa3	148,424
50,000		Province of Saskatchewan Canada	8.000	02/01/13	Aa2	57,871
50,000		Republic of Colombia	7.375	09/18/37	Ba2	50,625
		TOTAL FOREIGN GOVERNMENT BONDS				2,612,907

MORTGAGE BACKED SECURITIES - 29.17%
1,500,000		Federal Home Loan Mortgage Corp (FHLMC)	4.000	09/15/19		1,366,206
901,347		FHLMC	4.500	09/01/20		868,626
878,550		FHLMC	5.000	10/01/20		863,343

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Plus Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
1,883,140	d	FHLMC	5.500%	10/01/20		$1,882,796
199,304		FHLMC	6.500	05/01/36		203,027
582,847		Federal National Mortgage Association (FNMA)	5.000	07/01/33		562,033
3,688,948		FNMA	5.500	07/01/33		3,644,604
3,741,629		FNMA	5.000	10/01/35		3,597,641
280,057		FNMA	7.000	01/01/36		286,288
250,612		FNMA	6.500	04/01/36		255,214
3,392,619		FNMA	6.000	04/01/36		3,408,267
935,024		FNMA	6.500	04/01/36		952,194
330,855		Government National Mortgage Association (GNMA)	5.000	02/15/33		322,075
		TOTAL MORTGAGE BACKED SECURITIES				18,212,314

U.S. TREASURY SECURITIES - 12.28%
800,000		United States Treasury Bond	8.000	11/15/21		1,070,568
900,000		United States Treasury Bond	4.500	02/15/36		862,875
642,153	k	United States Treasury Inflation Indexed Bonds	3.375	01/15/07		636,721
50,000		United States Treasury Note	4.875	04/30/08		50,073
50,000		United States Treasury Note	5.000	07/31/08		50,234
3,140,000		United States Treasury Note	4.875	07/31/11		3,177,052
995,000		United States Treasury Note	4.625	08/31/11		996,264
806,000		United States Treasury Note	4.875	08/15/16		821,362
		TOTAL U.S. TREASURY SECURITIES				7,665,149

		TOTAL GOVERNMENT BONDS				39,240,327
		(Cost $38,795,055)

		TOTAL BONDS				60,184,731
		(Cost $59,454,717)

SHARES
PREFERRED STOCKS - 0.16%
DEPOSITORY INSTITUTIONS - 0.16%
4,000		Bank of America Corp				102,080
		TOTAL PREFERRED STOCKS				102,080
		(Cost $100,000)
PRINCIPAL

SHORT-TERM INVESTMENTS - 2.29%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.29%
1,430,000		Federal Home Loan Bank (FHLB)	4.750	10/02/06		1,430,000
		TOTAL SHORT-TERM INVESTMENTS				1,430,000
		(Cost $1,429,811)

		TOTAL PORTFOLIO - 98.83%				61,716,811
		(Cost $60,984,528)

		OTHER ASSETS & LIABILITIES, NET - 1.17%				730,342

		NET ASSETS - 100.00%				$62,447,153

	+	As provided by Moody's Investors Service (unaudited).

	d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Bond Plus Fund II

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers. At September 30, 2006, the value of these securities amounted to $2,112,395 or 3.38% of net assets.

h	These securities were purchased on a delayed delivery basis.
i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

v	Security valued at fair value.

ABBREVIATION:
NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Short-Term Bond Fund II

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
SHORT-TERM BOND FUND II
STATEMENT OF INVESTMENTS
September 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

BONDS - 96.63%

CORPORATE BONDS - 38.14%

ASSET BACKED - 17.22%
$ 1,000,000		AmeriCredit Automobile Receivables Trust Series 2006-AF (Class A4)	5.640%	09/06/13	Aaa	$1,016,063
338,680		Centex Home Equity Series 2002-A (Class AF6)	5.540	01/25/32	Aaa	337,500
460,892	i	CIT Group Home Equity Loan Trust Series 2002-2 (Class MF2)	6.390	12/25/30	A3	461,110
3,000,000	i	Citicorp Mortgage Securities, Inc Series 2006-1 (Class A3)	5.706	07/25/36	Aaa	3,013,800
500,000		Household Automotive Trust Series 2006-2 (Class A3)	5.610	08/17/11	Aaa	505,495
96,209	g	Long Beach Asset Holdings Corp Series 2006-4 (Class N1)	5.877	06/25/46	NR	95,968
84,563	g,v	Long Beach Asset Holdings Corp Series 2006-6 (Class N1)	6.072	09/25/46	NR	84,563
844,927	g	Marriott Vacation Club Owner Trust Series 2006-1A (Class A)	5.737	04/20/28	Aaa	856,589
500,000	g,v	New York City Tax Lien Series 2006-AA (Class A)	5.930	07/01/36	Aaa	499,947
500,000	i,v	Renaissance Home Equity Loan Trust Series 2006-3 (Class AF3)	5.586	11/25/36	Aaa	501,719
969,309		Residential Asset Securitization Trust Series 2006-A6 (Class 2A6)	6.000	07/25/36	Aaa	974,570
1,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-H12 (Class A3)	5.790	02/25/36	Aaa	1,007,012
1,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI3 (Class A2)	5.950	02/25/36	Aaa	1,006,377
425,498	g,v	Sierra Receivables Funding Co Series 2006-1A (Class A1)	5.840	05/20/18	Aaa	430,937
		TOTAL ASSET BACKED				10,791,650

CHEMICALS AND ALLIED PRODUCTS - 0.63%
100,000		Abbott Laboratories	5.600	05/15/11	A1	101,803
250,000		Eli Lilly & Co	2.900	03/15/08	Aa3	241,866
50,000		Lubrizol Corp	4.625	10/01/09	Baa3	48,584
		TOTAL CHEMICALS AND ALLIED PRODUCTS				392,253

COMMUNICATIONS - 0.50%
125,000		CBS Corp	5.625	05/01/07	Baa3	125,094
125,000		Verizon Global Funding Corp	7.375	09/01/12	A3	136,880
50,000	g	Viacom, Inc	5.750	04/30/11	Baa3	49,907
		TOTAL COMMUNICATIONS				311,881

DEPOSITORY INSTITUTIONS - 5.13%
250,000		Bank One NA	3.700	01/15/08	Aa2	245,369
100,000		Bank of America Corp	5.375	08/15/11	Aa2	100,888
600,000		Citigroup, Inc	5.100	09/29/11	Aa1	598,561
250,000		JPMorgan Chase & Co	3.500	03/15/09	Aa3	240,775
250,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	243,935
125,000		Mellon Funding Corp	4.875	06/15/07	A1	124,594
125,000		US Bank NA	5.700	12/15/08	Aa2	126,302
125,000		Wachovia Bank NA	4.850	07/30/07	Aa2	124,455
250,000		Washington Mutual, Inc	5.500	08/24/11	A3	251,209
1,150,000		Wells Fargo & Co	5.300	08/26/11	Aa1	1,156,600
		TOTAL DEPOSITORY INSTITUTIONS				3,212,688

EATING AND DRINKING PLACES - 0.20%
125,000		McDonald's Corp	5.950	01/15/08	A2	125,809
		TOTAL EATING AND DRINKING PLACES				125,809

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Short-Term Bond Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
ELECTRIC, GAS, AND SANITARY SERVICES - 1.97%
$ 25,000		Consumers Energy Co	4.400%	08/15/09	Baa2	$24,332
125,000		Midamerican Energy Holdings Co	4.625	10/01/07	Baa1	124,113
125,000		Atmos Energy Corp	4.000	10/15/09	Baa3	120,161
475,000		Duke Energy Corp	3.750	03/05/08	A2	464,926
125,000		ONEOK Partners Lp	5.900	04/01/12	Baa2	125,491
250,000		Ohio Power Co	5.300	11/01/10	A3	249,365
125,000		Pepco Holdings, Inc	5.500	08/15/07	Baa3	124,971
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				1,233,359

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.20%
125,000		Cisco Systems, Inc	5.250	02/22/11	A1	125,601
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				125,601

FABRICATED METAL PRODUCTS - 0.19%
125,000		Fortune Brands, Inc	5.125	01/15/11	Baa2	122,544
		TOTAL FABRICATED METAL PRODUCTS				122,544

FOOD AND KINDRED PRODUCTS - 0.59%
125,000	g	Cadbury Schweppes US Finance LLC	3.875	10/01/08	Baa2	121,584
125,000		Diageo Capital plc	5.125	01/30/12	A3	123,749
125,000		Kraft Foods, Inc	4.000	10/01/08	A3	122,099
		TOTAL FOOD AND KINDRED PRODUCTS				367,432

FOOD STORES - 0.40%
125,000		Fred Meyer, Inc	7.450	03/01/08	Baa2	128,391
125,000		Safeway, Inc	4.125	11/01/08	Baa2	121,757
		TOTAL FOOD STORES				250,148

GENERAL MERCHANDISE STORES - 0.98%
250,000		May Department Stores Co	3.950	07/15/07	Baa1	246,651
125,000		Target Corp	3.375	03/01/08	A1	121,936
125,000		Wal-Mart Stores, Inc	4.375	07/12/07	Aa2	124,252
125,000		Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	120,859
		TOTAL GENERAL MERCHANDISE STORES				613,698

HOLDING AND OTHER INVESTMENT OFFICES - 0.20%
125,000		Simon Property Group Lp	5.600	09/01/11	Baa1	125,712
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				125,712

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.08%
50,000		Hewlett-Packard Co	3.625	03/15/08	A3	48,861
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				48,861

INSURANCE CARRIERS - 0.75%
350,000		UnitedHealth Group, Inc	5.250	03/15/11	A2	348,961
125,000		WellPoint, Inc	5.000	01/15/11	Baa1	123,403
		TOTAL INSURANCE CARRIERS				472,364

MOTION PICTURES - 0.16%
100,000		Walt Disney Co	5.700	07/15/11	A3	101,854
		TOTAL MOTION PICTURES				101,854

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Short-Term Bond Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
NONDEPOSITORY INSTITUTIONS - 4.47%
$ 50,000		American General Finance Corp	2.750%	06/15/08	A1	$47,984
250,000	g	American Honda Finance Corp	5.125	12/15/10	A1	249,399
100,000		Capital One Financial Corp	5.700	09/15/11	Baa1	100,832
50,000		Caterpillar Financial Services Corp	4.875	06/15/07	A2	49,834
250,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	239,741
125,000		CIT Group Funding Co of Canada	4.650	07/01/10	A2	122,295
25,000		FIA Card Services NA	5.375	01/15/08	Aa1	25,046
100,000		Ford Motor Credit Co	9.875	08/10/11	B1	103,481
500,000		General Electric Capital Corp	6.000	06/15/12	Aaa	519,360
125,000		General Motors Acceptance Corp	6.125	08/28/07	Ba1	124,822
250,000		HSBC Finance Corp	5.250	01/14/11	Aa3	249,932
500,000		HSBC Finance Corp	5.700	06/01/11	Aa3	508,855
125,000		Residential Capital Corp	6.125	11/21/08	Baa3	125,497
100,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	95,846
125,000	i	Wachovia Capital Trust III	5.800	12/30/49	A2	125,339
100,000		Western Financial Bank	9.625	05/15/12	Aa3	110,636
		TOTAL NONDEPOSITORY INSTITUTIONS				2,798,899

OIL AND GAS EXTRACTION - 0.35%
125,000		Anadarko Petroleum Corp	3.250	05/01/08	Baa2	120,879
50,000		BJ Services Co	5.750	06/01/11	Baa1	50,453
50,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	49,427
		TOTAL OIL AND GAS EXTRACTION				220,759

OTHER MORTGAGE BACKED SECURITIES - 1.53%
261,534		Banc of America Mortgage Securities Series 2006-1 (Class A8)	6.000	05/01/36	Aaa	262,544
200,000		Morgan Stanley Capital I Series 2005-HQ5 (Class A2)	4.809	01/14/42	NR	198,168
500,000	i	Saxon Asset Securities Trust Series 2002-2 (Class AF6)	5.620	11/25/30	Aaa	498,154
		TOTAL OTHER MORTGAGE BACKED SECURITIES				958,866

PIPELINES, EXCEPT NATURAL GAS - 0.98%
250,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	246,382
125,000		Enterprise Products Operating Lp	4.950	06/01/10	Baa3	122,351
125,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	123,767
125,000		Plains All American Pipeline Lp	4.750	08/15/09	Baa3	122,403
		TOTAL PIPELINES, EXCEPT NATURAL GAS				614,903

SECURITY AND COMMODITY BROKERS - 0.91%
150,000		Goldman Sachs Group, Inc	6.600	01/15/12	Aa3	158,417
250,000		Merrill Lynch & Co, Inc	4.125	09/10/09	Aa3	242,965
175,000		Morgan Stanley	3.625	04/01/08	Aa3	171,023
		TOTAL SECURITY AND COMMODITY BROKERS				572,405

TRANSPORTATION BY AIR - 0.16%
100,000		FedEx Corp	5.500	08/15/09	Baa2	100,445
		TOTAL TRANSPORTATION BY AIR				100,445

TRANSPORTATION EQUIPMENT - 0.54%
100,000		DaimlerChrysler NA Holding Corp	5.750	09/08/11	Baa1	99,720
250,000		General Dynamics Corp	3.000	05/15/08	A2	241,353
		TOTAL TRANSPORTATION EQUIPMENT				341,073

		TOTAL CORPORATE BONDS				23,903,204
		(Cost $23,747,525)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Short-Term Bond Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
GOVERNMENT BONDS - 58.49%

AGENCY SECURITIES - 23.91%
$ 1,000,000		Federal Farm Credit Bank (FFCB)	5.375%	07/18/11	Aaa	$1,020,578
1,000,000		Federal Home Loan Bank (FHLB)	5.375	08/19/11	Aaa	1,019,776
5,000,000	d	Federal Home Loan Mortgage Corp (FHLMC)	5.125	10/24/07	Aaa	4,997,518
900,000		FHLMC	5.250	07/18/11	Aaa	912,845
3,000,000		Federal National Mortgage Association (FNMA)	7.125	06/15/10	Aaa	3,223,774
2,000,000		FNMA	6.000	05/15/11	Aaa	2,089,168
250,000		FNMA	5.800	06/07/11	Aaa	250,683
200,000	g	Private Export Funding Corp	7.170	05/15/07	Aaa	202,251
200,000		Private Export Funding Corp	5.870	07/31/08	Aaa	203,081
1,000,000		Private Export Funding Corp	7.200	01/15/10	Aaa	1,066,116
		TOTAL AGENCY SECURITIES				14,985,790

FOREIGN GOVERNMENT BONDS - 1.45%
500,000		International Finance Corp	5.125	05/02/11	Aaa	505,674
300,000		Kreditanstalt fuer Wiederaufbau	5.250	05/19/09	Aaa	302,859
100,000		Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	101,401
		TOTAL FOREIGN GOVERNMENT BONDS				909,934

MUNICIPAL BONDS - 0.81%
500,000		Grand Prairie Sports Facilities	7.130	09/15/18	Aaa	508,465
		TOTAL MUNICIPAL BONDS				508,465

U.S. TREASURY SECURITIES - 32.32%
13,000,000		United States Treasury Note	4.625	03/31/08		12,969,580
125,000		United States Treasury Note	4.875	04/30/08		125,181
1,000,000		United States Treasury Note	5.125	06/30/08		1,006,400
275,000		United States Treasury Note	5.000	07/31/08		276,287
1,000,000		United States Treasury Note	4.875	08/15/09		1,006,800
3,530,000		United States Treasury Note	4.875	07/31/11		3,571,654
302,000		United States Treasury Note	4.625	08/31/11		302,384
1,000,000		United States Treasury Note	4.500	09/30/11		996,172
		TOTAL U.S. TREASURY SECURITIES				20,254,458

		TOTAL GOVERNMENT BONDS				36,658,647
		(Cost $36,481,278)

		TOTAL BONDS				60,561,851
		(Cost $60,228,803)

SHORT-TERM INVESTMENTS - 3.34%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 3.34%
2,090,000		Federal Home Loan Bank (FHLB)	4.750	10/02/06		2,090,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $2,089,724)				2,090,000

		TOTAL PORTFOLIO - 99.97%				62,651,851
		(Cost $62,318,527)

		OTHER ASSETS & LIABILITIES, NET - 0.03%				19,308

		NET ASSETS - 100.00%				$62,671,159

	+	As provide by Moody's Investor Service (unaudited)

	d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
		At September 30, 2006, the value of these securities amounted to $2,591,145 or 4.13% of net assets.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - High-Yield Fund II

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
HIGH-YIELD FUND II
STATEMENT OF INVESTMENTS
September 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

CORPORATE BONDS - 87.63%
AGRICULTURAL PRODUCTION-CROPS - 0.22%
$ 141,000		Dole Food Co, Inc	8.625%	05/01/09	B3	$137,828
		TOTAL AGRICULTURAL PRODUCTION-CROPS				137,828

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.22%
130,000		Pilgrim's Pride Corp	9.625	09/15/11	Ba3	136,500
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK				136,500

AGRICULTURAL SERVICES - 0.41%
250,000		American Rock Salt Co LLC	9.500	03/15/14	Caa1	258,125
		TOTAL AGRICULTURAL SERVICES				258,125

AMUSEMENT AND RECREATION SERVICES - 1.82%
125,000		Mohegan Tribal Gaming Authority	6.125	02/15/13	Baa2	122,188
125,000		Mohegan Tribal Gaming Authority	6.875	02/15/15	Ba2	121,875
383,000	g	Pokagon Gaming Authority	10.375	06/15/14	B3	408,374
500,000		Speedway Motorsports, Inc	6.750	06/01/13	Ba2	495,000
		TOTAL AMUSEMENT AND RECREATION SERVICES				1,147,437

APPAREL AND OTHER TEXTILE PRODUCTS - 1.08%
700,000		Broder Brothers	11.250	10/15/10	B2	682,500
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS				682,500

AUTO REPAIR, SERVICES AND PARKING - 2.49%
240,000	g	Avis Budget Car Rental LLC	7.625	05/15/14	Ba3	232,800
110,000	g	Hertz Corp	8.875	01/01/14	B1	115,225
445,000	g	Hertz Corp	10.500	01/01/16	B2	489,500
775,000		Keystone Automotive Operations, Inc	9.750	11/01/13	Caa1	728,500
		TOTAL AUTO REPAIR, SERVICES AND PARKING				1,566,025

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 1.18%
375,000		Asbury Automotive Group, Inc	8.000	03/15/14	B3	370,313
375,000	g	Autonation, Inc	7.000	04/15/14	Ba2	374,063
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				744,376

BUSINESS SERVICES - 3.68%
500,000		Advanstar Communications, Inc	10.750	08/15/10	B1	538,750
500,000		Iron Mountain, Inc	8.625	04/01/13	B3	511,250
250,000		Lamar Media Corp	7.250	01/01/13	Ba3	251,562
280,000	g	Lamar Media Corp	6.625	08/15/15	Ba3	268,450
120,000	g	Sensata Technologies BV	8.000	05/01/14	Caa1	116,700
194,000		Serena Software, Inc	10.375	03/15/16	Caa1	203,215

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - High-Yield Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 300,000		United Rentals North America, Inc	7.750%	11/15/13	B3	$295,500
125,000		Universal Compression, Inc	7.250	05/15/10	B1	125,938
		TOTAL BUSINESS SERVICES				2,311,365

CHEMICALS AND ALLIED PRODUCTS - 4.92%
500,000		BCP Crystal US Holdings Corp	9.625	06/15/14	B3	542,500
140,000	g	Berry Plastics Holding Corp	8.875	09/15/14	B2	140,700
375,000	g	Nell AF SARL	8.375	08/15/15	B2	372,187
380,000		Chemtura Corp	6.875	06/01/16	Ba1	374,775
250,000		Hercules, Inc	6.750	10/15/29	Ba3	237,813
390,000	g	Ineos Group Holdings plc	8.500	02/15/16	B2	371,475
160,000	i	Koppers Holdings, Inc (Step Bond, 0.000% - 9.875% until 11/15/09)	0.000	11/15/14	B3	117,600
250,000		Koppers, Inc	9.875	10/15/13	B2	270,625
250,000		Nalco Co	7.750	11/15/11	B1	255,000
420,000	g	Reichhold Industries, Inc	9.000	08/15/14	B2	413,700
		TOTAL CHEMICALS AND ALLIED PRODUCTS				3,096,375

COAL MINING - 1.16%
500,000		Arch Western Finance LLC	6.750	07/01/13	B1	480,000
250,000		Foundation PA Coal Co	7.250	08/01/14	Ba3	251,250
		TOTAL COAL MINING				731,250

COMMUNICATIONS - 13.90%
750,000		Allbritton Communications Co	7.750	12/15/12	B1	755,625
500,000		American Cellular Corp	10.000	08/01/11	B3	523,750
250,000	g	Charter Communications Operating LLC	8.000	04/30/12	B3	251,875
250,000		Citizens Communications Co	9.250	05/15/11	Ba2	275,625
550,000		Citizens Communications Co	9.000	08/15/31	Ba2	589,875
250,000		CSC Holdings, Inc	8.125	07/15/09	B2	258,750
250,000		CSC Holdings, Inc	7.625	04/01/11	B2	256,563
550,000		Echostar DBS Corp	6.375	10/01/11	Ba3	535,562
250,000		Gray Television, Inc	9.250	12/15/11	B1	261,562
1,090,000	g	Intelsat Bermuda Ltd	11.250	06/15/16	Caa1	1,158,125
180,000		Intelsat Subsidiary Holding Co Ltd	8.250	01/15/13	B2	182,250
250,000		Liberty Media Corp	8.250	02/01/30	Ba2	249,542
141,000	g	Nordic Telephone Co Holdings ApS	8.875	05/01/16	B2	148,226
250,000		PanAmSat Corp	9.000	08/15/14	B2	258,125
850,000		Qwest Communications International, Inc	7.250	02/15/11	B2	850,000
400,000		Qwest Corp	8.875	03/15/12	Ba2	436,500
140,000	g	Qwest Corp	7.500	10/01/14	Ba2	144,550
250,000		Qwest Corp	7.250	10/15/35	Ba2	236,875
250,000		Rogers Cable, Inc	7.875	05/01/12	Ba2	266,875
250,000		Rogers Wireless, Inc	6.375	03/01/14	Ba2	249,062
300,000		Shaw Communications, Inc	8.250	04/11/10	Ba2	316,500
250,000		Videotron Ltee	6.875	01/15/14	Ba2	246,250
275,000	g	Windstream Corp	8.125	08/01/13	Ba3	291,844
		TOTAL COMMUNICATIONS				8,743,911

ELECTRIC, GAS, AND SANITARY SERVICES - 10.16%
500,000		AES Corp	9.375	09/15/10	B1	540,000
250,000		Allied Waste North America, Inc	6.500	11/15/10	B2	246,250
500,000		Allied Waste North America, Inc	6.375	04/15/11	B2	487,500

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - High-Yield Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 200,000		Allied Waste North America, Inc	7.875%	04/15/13	B2	$204,500
13,000		Aquila, Inc	9.950	02/01/11	B2	14,259
250,000		CMS Energy Corp	8.500	04/15/11	Ba3	270,000
250,000		Dynegy Holdings, Inc	8.375	05/01/16	B2	254,375
350,000	g	Edison Mission Energy	7.500	06/15/13	B1	353,500
560,000	g	El Paso Performance-Linked Trust	7.750	07/15/11	B2	575,400
250,000		Inergy LP	8.250	03/01/16	B1	258,750
495,877		Midwest Generation LLC	8.300	07/02/09	Ba2	505,795
500,000		Mirant North America LLC	7.375	12/31/13	B2	500,625
500,000		NRG Energy, Inc	7.375	02/01/16	B1	496,875
125,000		Reliant Energy, Inc	9.500	07/15/13	B2	129,687
375,000		Reliant Energy, Inc	6.750	12/15/14	B2	356,719
500,000		Sierra Pacific Resources	8.625	03/15/14	B1	539,858
250,000		Southern Natural Gas Co	8.000	03/01/32	Ba1	276,407
125,000		Williams Cos, Inc	8.125	03/15/12	Ba2	133,438
250,000		Williams Cos, Inc	7.750	06/15/31	Ba2	250,000
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				6,393,938

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.77%
335,000		L-3 Communications Corp	7.625	06/15/12	Ba3	345,050
135,000	g	Nortel Networks Ltd	10.125	07/15/13	B3	142,425
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				487,475

FABRICATED METAL PRODUCTS - 0.80%
250,000		Ball Corp	6.875	12/15/12	Ba2	251,875
250,000		Crown Americas LLC and Crown Americas Capital Corp	7.750	11/15/15	B1	253,125
		TOTAL FABRICATED METAL PRODUCTS				505,000

FOOD AND KINDRED PRODUCTS - 0.75%
231,000		Constellation Brands, Inc	7.250	09/01/16	Ba2	233,599
250,000		Del Monte Corp	6.750	02/15/15	B2	241,250
		TOTAL FOOD AND KINDRED PRODUCTS				474,849

FOOD STORES - 1.82%
875,000		Stater Brothers Holdings	8.125	06/15/12	B1	879,375
250,000		Delhaize America, Inc	8.125	04/15/11	Ba1	268,322
		TOTAL FOOD STORES				1,147,697

FURNITURE AND HOMEFURNISHINGS STORES - 0.98%
600,000		GSC Holdings Corp	8.000	10/01/12	B1	618,000
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES				618,000

GENERAL BUILDING CONTRACTORS - 0.79%
250,000		Beazer Homes USA, Inc	8.375	04/15/12	Ba1	248,750
250,000		K Hovnanian Enterprises, Inc	8.000	04/01/12	Ba1	246,250
		TOTAL GENERAL BUILDING CONTRACTORS				495,000

HEALTH SERVICES - 1.97%
250,000		DaVita, Inc	6.625	03/15/13	B2	244,063
250,000		DaVita, Inc	7.250	03/15/15	B3	245,625

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - High-Yield Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 350,000		HCA, Inc	7.875%	02/01/11	Ba2	$334,687
350,000		HCA, Inc	6.300	10/01/12	Ba2	296,187
150,000		HCA, Inc	7.500	11/06/33	Ba2	117,000
		TOTAL HEALTH SERVICES				1,237,562

HOLDING AND OTHER INVESTMENT OFFICES - 1.72%
500,000		Sungard Data Systems, Inc	9.125	08/15/13	Caa1	517,500
550,000		Sungard Data Systems, Inc	10.250	08/15/15	Caa1	566,500
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				1,084,000

HOTELS AND OTHER LODGING PLACES - 1.66%
300,000		MGM Mirage	8.500	09/15/10	Ba2	319,125
500,000		MGM Mirage	6.750	09/01/12	Ba2	493,125
250,000		Station Casinos, Inc	6.875	03/01/16	Ba3	234,375
		TOTAL HOTELS AND OTHER LODGING PLACES				1,046,625

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.15%
250,000		Case New Holland, Inc	9.250	08/01/11	Ba3	265,000
475,000		Scientific Games Corp	6.250	12/15/12	Ba3	457,188
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				722,188

INSTRUMENTS AND RELATED PRODUCTS - 0.91%
250,000		Fisher Scientific International, Inc	6.750	08/15/14	Ba2	254,375
300,000		Xerox Corp	7.625	06/15/13	Ba1	315,000
		TOTAL INSTRUMENTS AND RELATED PRODUCTS				569,375

JUSTICE, PUBLIC ORDER AND SAFETY - 0.87%
250,000		Corrections Corp of America	6.250	03/15/13	Ba3	245,000
300,000		Corrections Corp of America	6.750	01/31/14	Ba3	300,000
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY				545,000

LEGAL SERVICES - 0.70%
437,000	g	FTI Consulting, Inc	7.750	10/01/16	Ba2	441,370
		TOTAL LEGAL SERVICES				441,370

MISCELLANEOUS RETAIL - 2.45%
250,000		AmeriGas Partners Lp	7.125	05/20/16	B1	246,250
250,000		Couche-Tard US Lp	7.500	12/15/13	Ba2	253,750
250,000		FTD, Inc	7.750	02/15/14	B3	246,250
250,000		Rite Aid Corp	7.500	01/15/15	B2	236,875
525,000	g	Stripes Acquisition LLC	10.625	12/15/13	B2	559,125
		TOTAL MISCELLANEOUS RETAIL				1,542,250

NONDEPOSITORY INSTITUTIONS - 3.71%
225,000		Ford Motor Credit Co	5.700	01/15/10	B1	207,866
250,000		Ford Motor Credit Co	7.875	06/15/10	B1	243,470
250,000	g	Ford Motor Credit Co	9.750	09/15/10	B1	258,118
140,000		Ford Motor Credit Co	9.875	08/10/11	B1	144,874
250,000		Ford Motor Credit Co	7.000	10/01/13	B1	231,960
500,000		General Motors Acceptance Corp	6.125	08/28/07	Ba1	499,287

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - High-Yield Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 200,000		General Motors Acceptance Corp	5.625%	05/15/09	Ba1	$195,034
140,000		General Motors Acceptance Corp	7.750	01/19/10	Ba1	143,450
250,000		General Motors Acceptance Corp	7.250	03/02/11	Ba1	251,429
150,000		General Motors Acceptance Corp	8.000	11/01/31	Ba1	156,837
		TOTAL NONDEPOSITORY INSTITUTIONS				2,332,325

OIL AND GAS EXTRACTION - 3.73%
205,000		Chesapeake Energy Corp	7.625	07/15/13	Ba2	209,356
500,000		Chesapeake Energy Corp	7.750	01/15/15	Ba2	510,000
500,000		Chesapeake Energy Corp	6.875	11/15/20	Ba2	472,500
180,000		Denbury Resources, Inc	7.500	04/01/13	B1	180,000
250,000		Encore Acquisition Co	7.250	12/01/17	B1	240,625
250,000		Hanover Compressor Co	9.000	06/01/14	B2	265,000
260,000	g	Pogo Producing Co	7.875	05/01/13	B1	264,875
203,000		Range Resources Corp	7.500	05/15/16	B1	204,015
		TOTAL OIL AND GAS EXTRACTION				2,346,371

PAPER AND ALLIED PRODUCTS - 5.66%
400,000		Abitibi-Consolidated, Inc	8.550	08/01/10	B2	397,000
150,000		Abitibi-Consolidated, Inc	6.000	06/20/13	B2	121,875
140,000		Bowater, Inc	9.000	08/01/09	B2	144,900
156,000		Bowater, Inc	6.500	06/15/13	B2	138,450
273,000		Caraustar Industries, Inc	7.375	06/01/09	B3	256,620
780,000		Cenveo Corp	7.875	12/01/13	B3	739,050
250,000		Domtar, Inc	7.125	08/15/15	B2	232,500
250,000		Georgia-Pacific Corp	8.125	05/15/11	B2	256,250
500,000		Graphic Packaging International Corp	8.500	08/15/11	B2	511,250
500,000		Greif, Inc	8.875	08/01/12	Ba3	522,500
250,000		Jefferson Smurfit Corp US	8.250	10/01/12	B2	239,375
		TOTAL PAPER AND ALLIED PRODUCTS				3,559,770

PERSONAL SERVICES - 0.41%
250,000		Mac-Gray Corp	7.625	08/15/15	B2	255,000
		TOTAL PERSONAL SERVICES				255,000

PETROLEUM AND COAL PRODUCTS - 1.71%
500,000		Equistar Chemicals Lp	8.750	02/15/09	B1	517,500
420,000		Lyondell Chemical Co	8.000	09/15/14	B1	425,250
140,000	g	Tesoro Corp	6.250	11/01/12	Ba1	134,925
		TOTAL PETROLEUM AND COAL PRODUCTS				1,077,675

PRIMARY METAL INDUSTRIES - 1.06%
700,000	g	Novelis, Inc	8.250	02/15/15	B3	665,000
		TOTAL PRIMARY METAL INDUSTRIES				665,000

PRINTING AND PUBLISHING - 3.94%
195,000	g,o	AAC Group Holding Corp	12.750	10/01/12	Caa1	203,775
300,000		American Achievement Corp	8.250	04/01/12	B1	303,000
120,000		Morris Publishing Group LLC	7.000	08/01/13	B1	113,400
250,000		Primedia, Inc	8.875	05/15/11	B2	244,375
625,000	g	Quebecor World Capital Corp	8.750	03/15/16	B1	601,562
760,000		RH Donnelley Corp	8.875	01/15/16	B3	761,900
250,000		Visant Corp	7.625	10/01/12	B2	251,250
		TOTAL PRINTING AND PUBLISHING				2,479,262

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - High-Yield Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.36%
$ 260,000		Solo Cup Co	8.500%	02/15/14	Caa2	$224,575
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				224,575

SECURITY AND COMMODITY BROKERS - 0.33%
200,000		E*Trade Financial Corp	7.375	09/15/13	Ba2	204,500
		TOTAL SECURITY AND COMMODITY BROKERS				204,500

SOCIAL SERVICES - 0.74%
500,000	g	Knowledge Learning Corp, Inc	7.750	02/01/15	B2	467,500
		TOTAL SOCIAL SERVICES				467,500

STONE, CLAY, AND GLASS PRODUCTS - 0.84%
500,000		Owens Brockway Glass Container, Inc	8.750	11/15/12	Ba2	527,500
		TOTAL STONE, CLAY, AND GLASS PRODUCTS				527,500

TRANSPORTATION EQUIPMENT - 2.81%
150,000	g	Bombardier, Inc	6.750	05/01/12	Ba2	142,875
300,000		Ford Motor Co	6.625	10/01/28	B3	223,875
280,000		Ford Motor Co	7.450	07/16/31	B3	216,300
100,000		General Motors Corp	7.200	01/15/11	Caa1	92,125
200,000		General Motors Corp	7.700	04/15/16	Caa1	174,250
100,000		General Motors Corp	8.800	03/01/21	Caa1	88,500
500,000		General Motors Corp	8.375	07/15/33	Caa1	432,500
375,000		Sequa Corp	9.000	08/01/09	B2	397,969
		TOTAL TRANSPORTATION EQUIPMENT				1,768,394

TRANSPORTATION SERVICES - 0.38%
250,000		United Rentals North America, Inc	6.500	02/15/12	B1	241,250
		TOTAL TRANSPORTATION SERVICES				241,250

WATER TRANSPORTATION - 0.60%
375,000		Gulfmark Offshore, Inc	7.750	07/15/14	B1	376,875
		TOTAL WATER TRANSPORTATION				376,875

WHOLESALE TRADE-DURABLE GOODS - 2.77%
270,000	g	Baker & Taylor, Inc	11.500	07/01/13	B2	265,950
250,000		Russel Metals, Inc	6.375	03/01/14	Ba2	236,250
400,000		IKON Office Solutions, Inc	7.750	09/15/15	Ba3	411,000
231,000		Interline Brands, Inc	8.125	06/15/14	B3	233,887
600,000		Ryerson, Inc	8.250	12/15/11	B3	594,000
		TOTAL WHOLESALE TRADE-DURABLE GOODS				1,741,087

		TOTAL CORPORATE BONDS				55,133,105
		(Cost $ 55,270,664)

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - High-Yield Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
SHORT-TERM INVESTMENTS - 11.06%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 11.06%
6,960,000		Federal Home Loan Bank (FHLB)	4.750%	10/02/06		$6,960,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $6,959,082)				6,960,000

		TOTAL PORTFOLIO - 98.69%				62,093,105
		(Cost $62,229,746)

		OTHER ASSETS & LIABILITIES, NET - 1.31%				823,853

		NET ASSETS - 100.00%				$62,916,958

	+	As provide by Moody's Investor Service (Unaudited)
	g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions
		exempt from registration to qualified institutional buyers.
		At September 30, 2006, the value of these securities amounted to $10,374,195 or 16.49% of net assets.
	i	Floating rate or variable rate securities reflects the rate at September 30, 2006.
	o	Payment-in-kind security.

		ABBREVIATION:
		NR - Not Rated

		For ease of presentation, we have grouped a number of industry classification categories together in the
		Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Tax-Exempt Bond Fund II

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
Tax-Exempt Bond Fund II
Statement of investments
September 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
LONG-TERM MUNICIPAL BONDS - 98.55%
		ALASKA - 4.70%
$ 1,460,000		Alaska Railroad Corp	5.250%	08/01/2016	Aaa	$1,625,812
1,000,000		Northern TOB Securitization Corp	4.625	06/01/2023	Baa3	991,240
		TOTAL ALASKA				2,617,052

		ARIZONA - 3.51%
1,820,000		University of Arizona	5.000	06/01/2013	Aaa	1,957,301
		TOTAL ARIZONA				1,957,301

		CALIFORNIA - 4.01%
345,000	*	California Statewide Communities Development Authority
		Mandatory Put 10/01/16	4.250	11/01/2033	Aaa	355,554
1,225,000		State of California	5.250	11/01/2018	A1	1,331,085
500,000		State of California	5.000	09/01/2016	A1	546,115
		TOTAL CALIFORNIA				2,232,754

		DISTRICT OF COLUMBIA - 1.96%
1,000,000		District of Columbia, COP	5.250	01/01/2014	Aaa	1,090,320
		TOTAL DISTRICT OF COLUMBIA				1,090,320

		FLORIDA - 15.08%
1,150,000		Charlotte County Florida Utility Revenue	5.000	10/01/2014	Aaa	1,253,443
2,000,000		Florida State Board of Education Lottery Revenue	5.000	07/01/2014	Aaa	2,174,920
2,000,000		Hillsborough County School Board, COP	5.500	07/01/2013	Aaa	2,205,420
1,440,000	a	Orange County Health Facilities Authority, ETM	6.250	10/01/2010	Aaa	1,584,072
100,000	a	Orange County Health Facilities Authority Revenue, ETM	5.700	10/01/2012	Aaa	110,432
1,025,000		Polk County Transportation Revenue, Tender 12/01/10	5.000	12/01/2025	Aaa	1,075,471
		TOTAL FLORIDA				8,403,758

		GEORGIA - 2.63%
1,350,000		Georgia State GO	5.000	07/01/2013	Aaa	1,463,846
		TOTAL GEORGIA				1,463,846

		INDIANA - 4.95%
1,620,000		Hammond Multi-School Building Corp, First Mortgage	5.000	07/15/2017	Aaa	1,778,517
900,000		Indiana State Finance Authority Revenue	5.000	02/01/2015	Aaa	980,433
		TOTAL INDIANA				2,758,950

		LOUISIANA - 1.94%
1,000,000		Louisiana State GO	5.000	07/15/2015	Aaa	1,081,840
		TOTAL LOUISIANA				1,081,840

		MARYLAND - 4.00%
2,000,000		Maryland State GO	5.250	03/01/2015	Aaa	2,231,380
		TOTAL MARYLAND				2,231,380

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Tax-Exempt Bond Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
		MICHIGAN - 8.05%
$ 1,000,000		Detroit Water Supply System	5.000%	07/01/2014	Aaa	$1,086,760
2,000,000		Michigan State Trunk Line	5.500	11/01/2016	Aa3	2,276,960
1,000,000		Michigan State Transportation Revenue	5.250	05/15/2018	Aaa	1,123,090
		TOTAL MICHIGAN				4,486,810

		MISSOURI - 3.70%
1,750,000	a	Missouri State Health & Educational Facilities Authority, BJC
		Heakth Project, ETM	6.750	05/15/2013	Aaa#	2,063,898
		TOTAL MISSOURI				2,063,898

		NEW JERSEY - 2.01%
1,000,000		New Jersey Transportation Trust Fund Authority	5.250	12/15/2019	A1	1,118,420
		TOTAL NEW JERSEY				1,118,420

		NEW YORK - 3.00%
1,500,000		New York State Environmental Facilities Corp	5.250	06/15/2015	Aaa	1,673,835
		TOTAL NEW YORK				1,673,835

		OHIO - 7.20%
2,015,000		Medina County Library District GO	5.250	12/01/2019	Aaa	2,188,612
1,675,000		Ohio State GO	5.000	06/15/2014	Aa1	1,821,948
		TOTAL OHIO				4,010,560

		OREGON - 3.58%
1,850,000		Oregon State Department of Administrative Services, COP	5.250	05/01/2017	Aaa	1,992,247
		TOTAL OREGON				1,992,247

		PENNSYLVANIA - 5.68%
915,000		Pittsburgh City GO	5.000	09/01/2013	Aaa	982,856
2,000,000		Delaware Valley Regional Finance Authority	5.500	07/01/2012	Aa3	2,179,160
		TOTAL PENNSYLVANIA				3,162,016

		PUERTO RICO - 4.00%
2,015,000		Puerto Rico Commonwealth	5.500	07/01/2015	Baa3	2,226,595
		TOTAL PUERTO RICO				2,226,595

		TENNESSEE - 4.85%
2,500,000		Tennessee Energy Acquisition Corp	5.000	09/01/2016	Aa3	2,700,650
		TOTAL TENNESSEE				2,700,650

		TEXAS - 6.53%
2,000,000		Alliance Airport Authority, Federal Express Project, AMT	4.850	04/01/2021	Baa2	2,027,340
500,000	h	Northwest Independent School District	5.000	02/15/2016	Aaa	542,370
1,000,000	a	San Felipe-Del Rio Consolidated Independent School District	5.500	08/15/2019	Aaa	1,069,040
		TOTAL TEXAS				3,638,750

		VIRGINIA - 3.30%
1,680,000		Fairfax County Economic Development Authority	5.000	05/15/2016	Aa1	1,839,600
		TOTAL VIRGINIA				1,839,600

		WASHINGTON - 3.87%
2,000,000		Washington State GO	5.000	07/01/2018	Aaa	2,156,920
		TOTAL WASHINGTON				2,156,920

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Tax-Exempt Bond Fund II

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
		TOTAL LONG-TERM MUNICIPAL BONDS
		(Cost $53,819,709)				$54,907,502

SHORT-TERM MUNICIPAL BONDS - 3.03%
		NEW YORK - 2.73%
580,000	*	New York City Municipal Water Finance Authority	3.760%	06/15/2035	Aa2/VMIG1	580,000
940,000	*	New York City Transitional Finance Authority	3.760	08/01/2031	Aa1/VMIG1	940,000
		TOTAL NEW YORK				1,520,000

		TEXAS - 0.30%
170,000	*	Gulf Coast Waste Disposal Authority Revenue	3.750	10/01/2024	Aaa/VIMG1	170,000
		TOTAL TEXAS				170,000

		TOTAL SHORT-TERM MUNICIPAL BONDS
		(Cost $1,690,000)				1,690,000

		TOTAL PORTFOLIO - 101.58%				56,597,502
		(Cost $55,509,709)				(881,382)
		OTHER ASSETS AND LIABILITIES, NET - (1.58%)
		NET ASSETS - 100.00%				$55,716,120

	+	As provided by Moody's Investors Service (Unaudited)
	*	Variable Rate Demand Note (VRDN)
	a	The Fund has been informed that each issuer has placed direct
		obligations of the U.S. Government in an irrevocable trust, solely
		for the payment of principal and interest.
	h	These securities were purchased on a delayed delivery basis.

	ABBREVIATION:
	AMT -	Alternative Minimum Tax
	COP -	Certificate of Participation
	ETM -	Escrowed to Maturity
	GO -	General Obligation

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Inflation-Linked Bond Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
INFLATION-LINKED BOND FUND
STATEMENT OF INVESTMENTS
September 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
GOVERNMENT BONDS - 97.70%

U.S. TREASURY SECURITIES - 97.70%
$ 22,299,631	k	United States Treasury Inflation Indexed Bonds	3.625%	01/15/08	$22,486,056
20,143,279	k	United States Treasury Inflation Indexed Bonds	3.875	01/15/09	20,725,622
13,866,064	k	United States Treasury Inflation Indexed Bonds	4.250	01/15/10	14,671,960
33,994,756	k	United States Treasury Inflation Indexed Bonds	0.875	04/15/10	32,231,448
14,017,771	k	United States Treasury Inflation Indexed Bonds	3.500	01/15/11	14,690,204
12,916,978	k	United States Treasury Inflation Indexed Bonds	2.375	04/15/11	12,939,325
9,247,813	k	United States Treasury Inflation Indexed Bonds	3.375	01/15/12	9,739,150
26,493,141	k	United States Treasury Inflation Indexed Bonds	3.000	07/15/12	27,502,795
25,553,562	k	United States Treasury Inflation Indexed Bonds	1.875	07/15/13	24,902,713
25,724,874	k	United States Treasury Inflation Indexed Bonds	2.000	01/15/14	25,246,134
23,549,030	k	United States Treasury Inflation Indexed Bonds	2.000	07/15/14	23,089,118
23,337,653	k	United States Treasury Inflation Indexed Bonds	1.625	01/15/15	22,210,912
20,477,752	k	United States Treasury Inflation Indexed Bonds	1.875	07/15/15	19,839,665
20,504,095	k	United States Treasury Inflation Indexed Bonds	2.000	01/15/16	20,047,469
10,277,194	k	United States Treasury Inflation Indexed Bonds	2.500	07/15/16	10,488,391
31,499,459	k	United States Treasury Inflation Indexed Bonds	2.375	01/15/25	32,060,465
20,324,684	k	United States Treasury Inflation Indexed Bonds	2.000	01/15/26	19,530,803
21,255,067	k	United States Treasury Inflation Indexed Bonds	3.625	04/15/28	26,399,431
24,383,933	k	United States Treasury Inflation Indexed Bonds	3.875	04/15/29	31,573,536
6,436,846	k	United States Treasury Inflation Indexed Bonds	3.375	04/15/32	8,012,393
		TOTAL U.S. TREASURY SECURITIES			418,387,590

		TOTAL GOVERNMENT BONDS			418,387,590
		(Cost $422,620,243)

SHORT-TERM INVESTMENTS - 1.45%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.45%
6,200,000		Federal Home Loan Bank (FHLB)	4.750	10/02/06	6,200,000

		TOTAL SHORT-TERM INVESTMENTS			6,200,000
		(Cost $6,199,182)

		TOTAL PORTFOLIO - 99.15%			424,587,590
		(Cost $428,819,425)

		OTHER ASSETS & LIABILITIES, NET - 0.85%			3,618,436

		NET ASSETS - 100.00%			$428,206,026

	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
MONEY MARKET FUND
STATEMENT OF INVESTMENTS
September 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 99.35%

BANK NOTES - 1.71%
$ 5,000,000		Abbey National North America LLC	5.290%	11/06/06	$5,000,050
1,500,000		Abbey National North America LLC	5.320	12/06/06	1,500,027
1,095,000		Dexia Bank	5.425	10/27/06	1,095,008
		TOTAL BANK NOTES			7,595,085

CERTIFICATES OF DEPOSIT - 3.51%
1,500,000		American Express Centurion Bank	5.270	10/06/06	1,500,002
3,000,000		American Express Bank	5.565	01/08/07	3,000,161
4,075,000		Harris Trust and Savings Bank	5.280	10/18/06	4,075,000
3,500,000		Wells Fargo	5.270	10/06/06	3,500,000
3,500,000		Wells Fargo	5.270	11/07/06	3,500,000
		TOTAL CERTIFICATES OF DEPOSIT			15,575,163

COMMERCIAL PAPER - 74.09%
2,400,000		American Honda Finance Corp	5.230	11/06/06	2,387,448
4,500,000		American Honda Finance Corp	5.250	10/03/06	4,498,687
4,000,000		Atlantis One Funding Corp	5.265	10/26/06	3,985,375
1,600,000		Bank of America	5.245	12/01/06	1,585,740
1,000,000		Bank of America	5.270	10/17/06	997,696
1,100,000		Bank of America	5.270	12/06/06	1,089,507
1,225,000		Bank of America	5.380	10/10/06	1,223,352
2,000,000		Bank of Montreal	5.220	11/06/06	1,989,560
2,000,000		Bank of Nova Scotia	5.250	12/20/06	1,976,667
2,891,000		Bank of Nova Scotia	5.260	10/19/06	2,884,088
338,000		Barclays U.S. Funding Corp	5.250	12/07/06	334,697
3,285,000		Barclays U.S. Funding Corp	5.260	10/26/06	3,272,955
1,095,000		Barclays U.S. Funding Corp	5.260	11/15/06	1,087,800
1,500,000		Barclays U.S. Funding Corp	5.260	11/27/06	1,487,508
3,200,000	c	Beta Finance, Inc	5.270	10/23/06	3,189,694
1,750,000	c	Beta Finance, Inc	5.370	10/06/06	1,748,697
2,000,000	c	Beta Finance, Inc	5.390	10/18/06	1,994,928
7,000,000	c	BMW US Capital Corp	5.220	10/05/06	6,995,940
7,000,000		Calyon	5.230	11/13/06	6,956,271
4,710,000		Canadian Imperial Holding, Inc	5.225	11/28/06	4,670,351
760,000		Canadian Imperial Holding, Inc	5.320	11/08/06	755,732
6,046,000	c	Cargill Global Funding plc	5.250	10/05/06	6,042,473
2,740,000		Caterpillar Financial Services Corp	5.220	10/16/06	2,734,040
3,000,000	c	CC (USA), Inc	5.265	11/10/06	2,982,753
3,600,000	c	CC (USA), Inc	5.370	10/10/06	3,595,167
1,600,000	c	Ciesco Lp	5.260	11/07/06	1,591,350
5,300,000	c	Ciesco Lp	5.270	11/17/06	5,263,927
7,000,000	c	Coca-Cola Enterprises, Inc	5.220	11/07/06	6,962,445
3,300,000	c	Corporate Asset Funding Corp, Inc	5.260	10/24/06	3,288,922

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 3,700,000	c	Corporate Asset Funding Corp, Inc	5.260%	11/02/06	$3,682,700
1,000,000	c	Danske Corp	5.225	12/28/06	987,228
1,000,000	c	Danske Corp	5.255	01/18/07	984,089
1,000,000	c	Danske Corp	5.270	12/21/06	988,142
1,000,000	c	Danske Corp	5.280	11/06/06	994,720
2,000,000	c	Danske Corp	5.355	10/19/06	1,994,699
1,040,000	c	Dorada Finance, Inc	5.270	10/10/06	1,038,630
2,000,000	c	Dorada Finance, Inc	5.270	11/22/06	1,984,776
3,600,000	c	Dorada Finance, Inc	5.390	10/19/06	3,590,298
1,000,000	c	Edison Asset Securitization, LLC	5.100	11/14/06	993,767
6,000,000	c	Edison Asset Securitization, LLC	5.270	11/07/06	5,967,502
1,049,000	c	Fairway Finance Co, LLC	5.260	10/16/06	1,046,701
4,000,000	c	Fairway Finance Co, LLC	5.260	11/21/06	3,970,193
1,600,000	c	Fairway Finance Co, LLC	5.280	11/20/06	1,588,267
7,000,000	c	Gannett Co, Inc	5.190	11/09/06	6,960,643
2,900,000		General Electric Capital Corp	5.230	11/10/06	2,883,148
1,000,000		General Electric Capital Corp	5.300	10/11/06	998,528
2,000,000		General Electric Capital Corp	5.360	10/13/06	1,996,427
1,500,000		Goldman Sachs Group, Inc	4.810	11/02/06	1,493,611
650,000	c	Govco, Inc	5.240	03/16/07	634,382
2,000,000	c	Govco, Inc	5.265	12/18/06	1,976,860
2,000,000	c	Govco, Inc	5.320	11/02/06	1,990,542
2,400,000	c	Govco, Inc	5.370	10/25/06	2,391,408
1,000,000	c	Grampian Funding LLC	5.150	11/17/06	993,276
1,000,000	c	Grampian Funding LLC	5.180	03/27/07	974,673
4,900,000	c	Grampian Funding LLC	5.390	10/17/06	4,888,477
4,000,000	c	Greenwich Capital Holdings, Inc	5.240	12/01/06	3,965,561
2,635,000	c	Greenwich Capital Holdings, Inc	5.430	10/23/06	2,626,643
4,775,000	c	Greyhawk Funding LLC	5.260	10/12/06	4,767,326
2,100,000	c	Greyhawk Funding LLC	5.260	10/17/06	2,095,260
4,000,000	c	Harley-Davidson Funding Corp	5.200	10/31/06	3,982,667
1,065,000	c	Harley-Davidson Funding Corp	5.230	10/13/06	1,063,143
1,900,000	c	Harley-Davidson Funding Corp	5.225	10/20/06	1,894,760
2,000,000	c	Harrier Finance Funding LLC	5.265	10/04/06	1,999,122
3,290,000	c	Harrier Finance Funding LLC	5.275	10/11/06	3,285,236
1,690,000	c	Harrier Finance Funding LLC	5.320	10/03/06	1,689,501
2,000,000		HBOS Treasury Services plc	5.260	12/19/06	1,977,643
1,000,000		HBOS Treasury Services plc	5.320	11/08/06	994,384
3,100,000		HBOS Treasury Services plc	5.370	10/12/06	3,094,913
4,000,000		HSBC Finance Corp	5.250	10/30/06	3,983,083
2,500,000		ING Finance	5.350	10/24/06	2,491,455
5,545,000	c	Kimberly-Clark Worldwide, Inc	5.190	10/26/06	5,524,987
3,710,000	c	Kitty Hawk Funding Corp	5.260	11/01/06	3,693,196
2,000,000	c	Kitty Hawk Funding Corp	5.375	10/27/06	1,992,299
2,000,000	c	Links Finance LLC	5.270	12/07/06	1,980,384
2,000,000	c	Links Finance LLC	5.315	02/08/07	1,961,614
5,400,000		Merrill Lynch & Co, Inc	5.230	11/10/06	5,368,620
1,600,000		Merrill Lynch & Co, Inc	5.240	12/05/06	1,584,862
6,575,000		Morgan Stanley Dean Witter	5.250	10/18/06	6,558,699
1,225,000	c	Nestle Capital Corp	5.210	10/16/06	1,222,341
1,000,000	c	Nestle Capital Corp	5.220	11/29/06	991,496
1,515,000	c	Nestle Capital Corp	5.225	11/02/06	1,507,964
1,500,000	c	Nestle Capital Corp	5.230	11/13/06	1,490,741

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 1,210,000	c	Nestle Capital Corp	5.310%	12/01/06	$1,199,113
2,000,000		Paccar Financial Corp	5.230	11/09/06	1,988,625
4,700,000		Paccar Financial Corp	5.350	10/12/06	4,692,317
3,600,000	c	Park Avenue Receivables Corp	5.250	10/26/06	3,586,875
3,300,000	c	Park Avenue Receivables Corp	5.260	10/05/06	3,298,071
4,000,000		Pitney Bowes, Inc	5.200	10/03/06	3,998,844
3,000,000	c	Preferred Receivables Funding Corp	5.250	11/17/06	2,979,437
2,800,000	c	Preferred Receivables Funding Corp	5.260	10/17/06	2,793,653
1,058,000	c	Preferred Receivables Funding Corp	5.270	10/11/06	1,056,519
3,000,000	c	Private Export Funding Corp	5.245	10/31/06	2,986,887
1,000,000	c	Private Export Funding Corp	5.260	01/30/07	982,321
1,000,000	c	Private Export Funding Corp	5.260	10/16/06	997,808
2,000,000	c	Private Export Funding Corp	5.385	10/24/06	1,993,119
1,400,000		Rabobank USA Financial Corp	5.230	10/24/06	1,395,669
4,545,000		Rabobank USA Financial Corp	5.250	10/11/06	4,538,372
1,700,000	c	Ranger Funding Co LLC	5.250	10/27/06	1,693,554
540,000	c	Ranger Funding Co LLC	5.255	10/13/06	539,054
545,000	c	Ranger Funding Co LLC	5.260	11/07/06	542,054
2,000,000	c	Ranger Funding Co LLC	5.260	12/11/06	1,979,252
1,600,000	c	Ranger Funding Co LLC	5.320	11/02/06	1,592,434
1,000,000	c	Scaldis Capital LLC	5.270	11/10/06	994,144
1,500,000	c	Scaldis Capital LLC	5.275	10/16/06	1,496,625
2,075,000	c	Scaldis Capital LLC	5.380	10/27/06	2,067,117
3,400,000	c	Sedna Finance, Inc	5.270	12/08/06	3,366,155
1,000,000	c	Sedna Finance, Inc	5.285	11/30/06	991,278
2,500,000	c	Sedna Finance, Inc	5.400	10/25/06	2,491,000
1,510,000	c	Sheffield Receivables Corp	5.260	10/20/06	1,505,808
5,400,000	c	Sheffield Receivables Corp	5.260	10/23/06	5,383,184
1,000,000	c	Sigma Finance, Inc	5.140	11/30/06	991,433
4,500,000	c	Sigma Finance, Inc	5.400	12/12/06	4,451,400
915,000		Societe Generale North America, Inc	4.825	10/06/06	914,354
2,000,000		Societe Generale North America, Inc	5.250	01/08/07	1,971,015
1,000,000		Societe Generale North America, Inc	5.245	01/19/07	984,019
3,100,000		Societe Generale North America, Inc	5.265	12/27/06	3,060,556
3,500,000		Swedish Export Credit Corp	5.230	11/13/06	3,478,136
2,990,000	c	The Concentrate Manufacturing Co	5.300	10/04/06	2,988,679
5,000,000	c	Toronto-Dominion Holdings USA, Inc	5.195	01/29/07	4,913,417
2,000,000	c	Toronto-Dominion Holdings USA, Inc	5.250	12/15/06	1,978,125
1,900,000		Toyota Motor Credit Corp	5.260	11/20/06	1,886,119
1,900,000		UBS Finance, (Delaware), Inc	5.250	11/16/06	1,887,242
3,000,000		UBS Finance, (Delaware), Inc	5.255	10/23/06	2,990,338
2,000,000		UBS Finance, (Delaware), Inc	5.255	10/31/06	1,991,242
3,000,000	c	Variable Funding Capital Corp	5.255	10/27/06	2,988,994
2,380,000	c	Wal-Mart Stores, Inc	5.200	11/10/06	2,366,249
3,439,000	c	Wal-Mart Stores, Inc	5.220	10/17/06	3,431,022
1,000,000	c	Wal-Mart Stores, Inc	5.220	12/19/06	988,685
1,000,000	c	Yorktown Capital, LLC	5.090	11/10/06	994,344
635,000	c	Yorktown Capital, LLC	5.250	10/03/06	634,815
		TOTAL COMMERCIAL PAPER			328,374,830

U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 15.43%
273,000		Federal Home Loan Bank (FHLB)	5.350	12/13/06	270,119
10,000,000		FHLB	5.115	10/11/06	9,985,722

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 5,800,000		FHLB	5.145%	11/03/06	$5,772,646
2,210,000		FHLB	5.150	11/08/06	2,197,986
2,615,000		FHLB	5.155	11/24/06	2,594,780
187,000		FHLB	5.260	12/29/06	184,591
4,725,000		Federal Home Loan Mortgage Corp (FHLMC)	5.130	10/02/06	4,724,327
3,627,000		FHLMC	5.160	11/14/06	3,604,593
2,095,000		FHLMC	5.220	10/31/06	2,086,201
5,470,000		FHLMC	5.270	11/21/06	5,430,092
3,965,000		FHLMC	5.280	11/01/06	3,946,972
15,535,000		Federal National Mortgage Association (FNMA)	5.065	11/08/06	15,451,076
4,735,000		FNMA	5.095	10/11/06	4,728,253
300,000		FNMA	5.260	01/03/07	295,916
4,559,000		FNMA	5.255	10/04/06	4,557,004
1,315,000		FNMA	5.150	12/13/06	1,301,267
300,000		FNMA	5.260	12/27/06	296,222
990,000		FNMA	5.160	12/11/06	979,925
		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES			68,407,692

VARIABLE NOTES - 4.61% ( i )
5,000,000		International Business Machines Corp	5.364	06/28/07	5,001,676
4,000,000		National City Corp	5.428	06/04/07	4,001,944
6,405,000		SunTrust	5.181	09/27/07	6,404,659
5,000,000		Toyota Motor Credit Corp	5.270	10/10/06	4,999,997
		TOTAL VARIABLE NOTES			20,408,276

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $ 440,361,046)			440,361,046

		TOTAL PORTFOLIO - 99.35%
		(Cost $ 440,361,046)			440,361,046

		OTHER ASSETS & LIABILITIES, NET - 0.65%			2,880,876

		NET ASSETS - 100.00%			$443,241,922

	c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities
		Act of 1933, as amended.
	i	Floating rate or variable rate securities reflects the rate at September 30, 2006.

		For ease of presentation, we have grouped a number of industry classification categories together in the
		Statement of investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		The cost of portfolio investments for federal income tax purposes is substantially the same
		as the amounts disclosed above.

TIAA-CREF Lifecycle Funds -2010 Fund

TIAA-CREF LIFECYCLE FUNDS
2010 Fund
Statement of Investments
September 30, 2006

SHARES	ISSUER	VALUE
	TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS - 99.16%
1,612,760	TIAA-CREF Institutional Bond Fund	$16,079,215
1,402,252	TIAA-CREF Institutional Growth Equity Fund	10,040,125
1,618,041	TIAA-CREF Institutional Inflation-Linked Bond Fund	16,309,857
249,884	TIAA-CREF Institutional International Equity Fund	3,360,936
639,240	TIAA-CREF Institutional Large-Cap Value Fund	10,055,239
110,393	TIAA-CREF Institutional Real Estate Securities Fund	1,693,433
104,494	TIAA-CREF Institutional Small-Cap Equity Fund	1,662,497
	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	59,201,302
	(Cost $58,198,167)
	TOTAL PORTFOLIO - 99.16%	59,201,302
	(Cost $58,198,167)
	OTHER ASSETS AND LIABILITIES, NET - 0.84%	497,838

	NET ASSETS - 100.00%	$59,699,140

1

TIAA-CREF Lifecycle Funds -2015 Fund

TIAA-CREF LIFECYCLE FUNDS
2015 Fund
Statement of Investments
September 30, 2006

SHARES	ISSUER	VALUE
	TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS - 99.31%
1,226,084	TIAA-CREF Institutional Bond Fund	$12,224,059
1,498,298	TIAA-CREF Institutional Growth Equity Fund	10,727,815
1,230,666	TIAA-CREF Institutional Inflation-Linked Bond Fund	12,405,110
268,356	TIAA-CREF Institutional International Equity Fund	3,609,388
682,829	TIAA-CREF Institutional Large-Cap Value Fund	10,740,897
117,837	TIAA-CREF Institutional Real Estate Securities Fund	1,807,612
111,652	TIAA-CREF Institutional Small-Cap Equity Fund	1,776,380
	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	53,291,261
	(Cost $52,170,389)
	TOTAL PORTFOLIO - 99.31%	53,291,261
	(Cost $52,170,389)
	OTHER ASSETS AND LIABILITIES, NET - 0.69%	368,307

	NET ASSETS - 100.00%	$53,659,568

2

TIAA-CREF Lifecycle Funds -2020 Fund

TIAA-CREF LIFECYCLE FUNDS
2020 Fund
Statement of Investments
September 30, 2006

SHARES	ISSUER	VALUE
	TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS - 98.60%
914,188	TIAA-CREF Institutional Bond Fund	$9,114,453
1,370,054	TIAA-CREF Institutional Growth Equity Fund	9,809,587
917,527	TIAA-CREF Institutional Inflation-Linked Bond Fund	9,248,669
244,152	TIAA-CREF Institutional International Equity Fund	3,283,843
624,567	TIAA-CREF Institutional Large-Cap Value Fund	9,824,438
107,889	TIAA-CREF Institutional Real Estate Securities Fund	1,655,023
102,091	TIAA-CREF Institutional Small-Cap Equity Fund	1,624,265
	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	44,560,278
	(Cost $43,520,739)
	TOTAL PORTFOLIO - 98.60%	44,560,278
	(Cost $43,520,739)
	OTHER ASSETS AND LIABILITIES, NET - 1.40%	633,218

	NET ASSETS - 100.00%	$45,193,496

3

TIAA-CREF Lifecycle Funds -2025 Fund

TIAA-CREF LIFECYCLE FUNDS
2025 Fund
Statement of investments
September 30, 2006

SHARES	ISSUER	VALUE
	TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS - 98.51%
606,534	TIAA-CREF Institutional Bond Fund	$6,047,148
1,122,499	TIAA-CREF Institutional Growth Equity Fund	8,037,089
608,751	TIAA-CREF Institutional Inflation-Linked Bond Fund	6,136,214
200,932	TIAA-CREF Institutional International Equity Fund	2,702,535
511,599	TIAA-CREF Institutional Large-Cap Value Fund	8,047,457
88,305	TIAA-CREF Institutional Real Estate Securities Fund	1,354,598
83,644	TIAA-CREF Institutional Small-Cap Equity Fund	1,330,777
	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	33,655,818
	(Cost $32,854,590)
	TOTAL PORTFOLIO - 98.51%	33,655,818
	(Cost $32,854,590)
	OTHER ASSETS AND LIABILITIES, NET - 1.49%	507,682

	NET ASSETS - 100.00%	$34,163,500

4

TIAA-CREF Lifecycle Funds -2030 Fund

TIAA-CREF LIFECYCLE FUNDS
2030 Fund
Statement of Investments
September 30, 2006

SHARES	ISSUER	VALUE
	TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS - 97.95%
453,307	TIAA-CREF Institutional Bond Fund	$4,519,471
1,050,791	TIAA-CREF Institutional Growth Equity Fund	7,523,662
454,841	TIAA-CREF Institutional Inflation-Linked Bond Fund	4,584,800
187,255	TIAA-CREF Institutional International Equity Fund	2,518,577
479,023	TIAA-CREF Institutional Large-Cap Value Fund	7,535,034
82,731	TIAA-CREF Institutional Real Estate Securities Fund	1,269,098
78,302	TIAA-CREF Institutional Small-Cap Equity Fund	1,245,781
	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	29,196,423
	(Cost $28,363,660)
	TOTAL PORTFOLIO - 97.95%	29,196,423
	(Cost $28,363,660)
	OTHER ASSETS AND LIABILITIES, NET - 2.05%	610,810

	NET ASSETS - 100.00%	$29,807,233

5

TIAA-CREF Lifecycle Funds -2035 Fund

TIAA-CREF LIFECYCLE FUNDS
2035 Fund
Statement of Investments
September 30, 2006

SHARES	ISSUER	VALUE
	TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS - 97.28%
246,166	TIAA-CREF Institutional Bond Fund	$2,454,278
729,562	TIAA-CREF Institutional Growth Equity Fund	5,223,666
247,061	TIAA-CREF Institutional Inflation-Linked Bond Fund	2,490,371
130,161	TIAA-CREF Institutional International Equity Fund	1,750,661
332,581	TIAA-CREF Institutional Large-Cap Value Fund	5,231,503
57,442	TIAA-CREF Institutional Real Estate Securities Fund	881,164
54,362	TIAA-CREF Institutional Small-Cap Equity Fund	864,899
	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	18,896,542
	(Cost $18,279,685)
	TOTAL PORTFOLIO - 97.28%	18,896,542
	(Cost $18,279,685)
	OTHER ASSETS AND LIABILITIES, NET - 2.72%	529,043

	NET ASSETS - 100.00%	$19,425,585

6

TIAA-CREF Lifecycle Funds -2040 Fund

TIAA-CREF LIFECYCLE FUNDS
2040 Fund
Statement of Investments
September 30, 2006

SHARES	ISSUER	VALUE
	TIAA-CREF INSTITUTIONAL MUTUAL FUNDS - INSTITUTIONAL CLASS - 97.16%
215,729	TIAA-CREF Institutional Bond Fund	$2,150,819
845,172	TIAA-CREF Institutional Growth Equity Fund	6,051,433
216,484	TIAA-CREF Institutional Inflation-Linked Bond Fund	2,182,161
150,613	TIAA-CREF Institutional International Equity Fund	2,025,744
385,288	TIAA-CREF Institutional Large-Cap Value Fund	6,060,583
66,549	TIAA-CREF Institutional Real Estate Securities Fund	1,020,861
62,980	TIAA-CREF Institutional Small-Cap Equity Fund	1,002,017
	TOTAL TIAA-CREF INSTITUTIONAL MUTUAL FUNDS	20,493,618
	(Cost $19,906,017)
	TOTAL PORTFOLIO - 97.16%	20,493,618
	(Cost $19,906,017)
	OTHER ASSETS AND LIABILITIES, NET - 2.84%	599,643

	NET ASSETS - 100.00%	$21,093,261

7

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

          (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for the reporting period covered by this report.

          (b) Changes in internal controls. There were no changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics (EX-99.CODE.ETH)
12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)
12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)
12(b) Section 906 certification (EX-99.906CERT)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Date: December 8, 2006	By: /c/ Scott C. Evans
Scott C. Evans
Executive Vice President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

Date: December 8, 2006	By: /c/ Scott C. Evans
Scott C. Evans
Executive Vice President
(principal executive officer)

Date: December 8, 2006	By: /s/ Georganne C. Proctor
Georganne C. Proctor
Executive Vice President and Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics (EX-99.CODE.ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)